UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

 CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                    COMPANIES

Investment Company Act file number 811-04149
                                   ---------

                      FRANKLIN TAX-FREE TRUST
                      -----------------------
        (Exact name of registrant as specified in charter)

          ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -----------------------------------------------
     (Address of principal executive offices) (Zip code)

   CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
   -------------------------------------------------------------
              (Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000
                                                    ------------

Date of fiscal year end: 2/28
                         ----

Date of reporting period: 2/28/09
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS.



FEBRUARY 28, 2009

ANNUAL REPORT AND SHAREHOLDER LETTER

Franklin Insured Tax-Free Income Fund

Franklin Massachusetts Tax-Free Income Fund
(formerly, Franklin Massachusetts Insured Tax-Free Income Fund)

Franklin Michigan Tax-Free Income Fund
(formerly, Franklin Michigan Insured Tax-Free Income Fund)

Franklin Minnesota Tax-Free Income Fund
(formerly, Franklin Minnesota Insured Tax-Free Income Fund)

Franklin Ohio Tax-Free Income Fund
(formerly, Franklin Ohio Insured Tax-Free Income Fund)

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                                    (GRAPHIC)

                                                                 TAX-FREE INCOME

                             FRANKLIN TAX-FREE TRUST

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--
                            Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and
                            staying true to the unique investment disciplines
                            that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin,
                            Templeton and Mutual Series funds typically have
                            distinct portfolios. That's why our funds can be
                            used to build truly diversified allocation plans
                            covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional
                            risk-adjusted returns over the long term, as well as
                            the reliable, accurate and personal service that has
                            helped us become one of the most trusted names in
                            financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

(GRAPHIC)

Not part of the annual report

Contents

SHAREHOLDER LETTER ........................................     1
ANNUAL REPORT
Municipal Bond Market Overview ............................     4
Investment Strategy and Manager's Discussion ..............     6
Franklin Insured Tax-Free Income Fund .....................     7
Franklin Massachusetts Tax-Free Income Fund ...............    17
Franklin Michigan Tax-Free Income Fund ....................    26
Franklin Minnesota Tax-Free Income Fund ...................    38
Franklin Ohio Tax-Free Income Fund ........................    47
Financial Highlights and Statements of Investments ........    58
Financial Statements ......................................   119
Notes to Financial Statements .............................   128
Report of Independent Registered Public Accounting Firm ...   142
Tax Designation ...........................................   143
Board Members and Officers ................................   144
Shareholder Information ...................................   149

Shareholder Letter

Dear Shareholder:

The 12-month period ended February 28, 2009, was an extraordinary and stressful time for investors and those of us who have worked in financial markets for many years. During this turbulent period, the U.S. recession deepened, credit markets froze and housing prices plummeted. Most stocks and bonds suffered major losses as investors worried about an uncertain future. With a new president, Barack Obama, the country and the financial markets were eager to see how effectively the government could address these problems. Although this environment is bound to provoke great concern, we think it is important to put short-term market developments in perspective. Keep in mind that as daunting as current conditions may be, we have navigated through other periods of high market volatility and remain committed to our long-term perspective and disciplined investment philosophy.

With the economy officially in recession since December 2007, economic growth contracted during the 12-month reporting period. The national housing market continued its severe correction with drops in housing starts and prices. The Conference Board's Consumer Confidence Index dropped to the lowest level since it began in 1967. The unemployment rate rose from 4.8% to 8.1% over the 12-month period.(1)

In response to these economic conditions, the Federal Open Market Committee lowered the federal funds target rate from 3.00% at the beginning of the period to a range of 0% to 0.25% by period-end. The Federal Reserve Board's (Fed's) current challenge is to soften the effects of the economic recession, reduce deflation risks and maintain a healthy financial system to restart lending throughout the economy. At period-end, the Fed did not seem to regard inflation as an immediate threat. The Fed and the U.S. Treasury also continued to take steps they thought were necessary to preserve the integrity of U.S. and global financial markets.

(1.) Source: Bureau of Labor Statistics.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                        Not part of the annual report | 1

It was the freezing of credit and financial markets in the U.S. and the rest of the world that was the dominant -- and still developing -- story. Despite various attempts by the Fed and the Treasury Department to inject liquidity into the system and "rescue" such companies as Bear Stearns, Fannie Mae, Freddie Mac, Merrill Lynch and American International Group, fears and concerns about the health of our major financial institutions created a crisis on Wall Street that we believe has not been seen since the 1930s. These fears intensified when Lehman Brothers filed for bankruptcy in September 2008. In early October the Senate and House approved a modified troubled asset relief plan, or TARP, providing aid for financial institutions. As the crisis of confidence and credit freeze spread around the world, many other countries and central banks took measures to promote liquidity and help financial institutions within their own borders. The U.S. government took additional steps to prevent a worsening of the economic situation, including the provision of loans to General Motors and Chrysler, which allowed them to develop restructuring plans and avoid bankruptcy in the near term. Largely in reaction to financial market upheaval, the 10-year Treasury yield experienced considerable volatility and declined from 3.53% to 3.02% over the period, reflecting a "flight to quality" by investors the world over.

On February 17, 2009, President Obama signed into law a $787 billion stimulus plan known as the American Recovery and Reinvestment Act of 2009, which, at the least, is expected by many to cushion the effects of the ongoing recession for taxpayers, consumers, businesses, and state and local governments. At most, others expect the Act will end the recession and promote renewed growth.

Almost every major market experienced unusually volatile performance during the reporting period. The municipal bond market, as measured by the Barclays Capital (BC; formerly, Lehman Brothers) Municipal Bond Index, lost value in the second half of 2008 but rebounded in 2009. The index returned +5.18% for the 12-month review period.(2) Long-term municipal bonds, which generally make up the majority of our portfolios, had a -0.61% return for the same period.(3)

We believe it is especially important during difficult times to keep a clear head and long-term outlook and to consult with your financial advisor. Your financial advisor can review your portfolio and help you reassess your needs, goals and

(2.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.

(3.) Source: (C) 2009 Morningstar. The BC Municipal Long Bond Index is the long
     (22+ years) component of the BC Municipal Bond Index.


                       2 | Not part of the annual report
risk tolerance. Investors with discipline and a sound investment plan may find favorable long-term opportunities when markets decline.

In the enclosed annual report for Franklin Tax-Free Trust, the portfolio managers discuss municipal bond market conditions, investment decisions and Fund performance during the period. You can also find other performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices. Municipal bonds provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds have a solid long-term record of performance, driven mostly by their income component.

Please check our website at franklintempleton.com for special portfolio manager commentary during this period of uncertainty. Although market conditions are constantly changing, we remain committed to our disciplined strategy as we manage the Funds, keeping in mind the trust you have placed in us. We appreciate your confidence and encourage you to contact us when you have questions about your Franklin Templeton tax-free investment.

Sincerely,


/s/ Charles B. Johnson
------------------------------------
Charles B. Johnson
Chairman
Franklin Tax-Free Trust


/s/ Sheila Amoroso
------------------------------------
Sheila Amoroso


/s/ Rafael R. Costas Jr.
------------------------------------
Rafael R. Costas Jr.

Senior Vice Presidents and Co-Directors
Franklin Municipal Bond Department

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF FEBRUARY 28, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                       Not part of the annual report | 3

Annual Report

Municipal Bond Market Overview

The year ended February 28, 2009, was highly unusual for the municipal bond market. Municipal bonds provide investors with tax-free income and historically have been a relatively stable, low-volatility investment. Municipal bond funds have also provided portfolio diversification, helping offset the volatility of higher risk asset classes, such as equities and many other fixed income securities. For the 12-month period ended February 28, 2009, the Barclays Capital (BC; formerly, Lehman Brothers) Municipal Bond Index had a +5.18% total return compared with the +5.91% return of the BC U.S. Treasury Index.(1) However, the year under review certainly could not be described as stable or low volatility for the municipal bond market.

The municipal bond market's problems started with the collapse of a few leveraged hedge funds, whose strategy was mainly focused on leveraging exposure to subprime mortgage-related collateralized debt obligations (CDOs). The damaging effects from such subprime-related exposure rapidly spread to other markets. The falling prices of the CDOs, due to illiquidity and increased expectations for mortgage defaults, led credit rating agencies to downgrade financial guaranty companies early in 2008. In 2008, the four major municipal insurers, AMBAC, MBIA, FGIC and FSA had been insuring nearly half of new-issue municipal bonds and had maintained AAA ratings for many years. Although historically they had been very good risk managers, during 2008 these insurers were downgraded below AAA.

The downgrades initially did not concern us because many of the issuers that used insurance were of high quality, and investment-grade municipal bonds had a historical default rate of less than 1%.(2) However, the downgrades shocked the market and caused problems for hedge funds and other leveraged market

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The BC U.S. Treasury Index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more. All issues must have at least one year to final maturity regardless of call features, have at least $250 million par amount outstanding and be rated investment grade (Baa3 or better). They must also be dollar denominated, nonconvertible and publicly issued.

(2.) Source: Standard & Poor's, "U.S. Municipal Ratings Transitions and
     Defaults, 1986-2009," RATINGSDIRECT, 3/11/09.


                                4 | Annual Report
participants. As insured bonds declined in value during 2008, many hedge funds that had built up large municipal bond positions were forced to sell their insured bonds. This resulted in a significant supply/demand imbalance, and the value of insured bonds continued to plummet. Historically, insured bonds traded at higher prices than uninsured bonds; however, the value of insurance eroded considerably. At the same time, the auction rate securities market collapsed. Although traditional, non-leveraged mutual funds, retail buyers and property-and-casualty companies continued to support the market, the selling was overwhelming and caused some of the municipal bond market's worst performance in its history.

The municipal bond market stabilized through the spring and summer of 2008. Unfortunately, during this time the credit crisis started to spread across the globe and no market was spared, except for Treasuries. Market psychology turned bearish as the credit crunch took hold. Access to credit was effectively shut down for close to a month, which spurred the Treasury and Federal Reserve Board to devise plans to ease the credit crisis.

September and October brought trends similar to those early in the period. The municipal bond market had even fewer buyers, mostly plain vanilla mutual funds and individual investors. Once again, selling by hedge funds and leveraged investors meeting redemptions was overwhelming and caused steep price declines. The leveraged participants had used a strategy focused on long-maturity bonds, and as they sold these positions, the long end of the yield curve was most adversely affected. Interest rates continued to climb higher toward the end of 2008 as demand waned.

So far, early 2009 appeared more positive. The forced selling by hedge funds and leveraged funds subsided, and positive cash flows once again characterized the market. Helping the municipal bond market were bond coupon payments at the beginning of 2009, a small new-issue calendar, and news that municipal issuers will benefit from the federal government's stimulus package, although we still expect volatility in the near term. During the reporting period, we had the opportunity to purchase bonds at higher yields than were available in many years, which supported our Funds' dividend distributions. At period-end, we continued to be active in the market and felt that municipal bonds at current yields represented an attractive long-term opportunity. On February 28, 2009, yields for 10- and 30-year high-grade municipal bonds continued to exceed comparable Treasury yields, which is highly unusual.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF FEBRUARY 28, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                                Annual Report | 5

Investment Strategy and Manager's Discussion

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, each Fund's portfolio becomes well diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally stay fully invested to maximize income distribution.

The mixture of our value-oriented philosophy of investing primarily for income and a positive sloping municipal yield curve favored the use of longer-term bonds. Consequently, we sought to purchase bonds from 15 to 30 years in maturity with good call features. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                6 | Annual Report

Franklin Insured Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Insured Tax-Free Income Fund seeks to provide as high a level of income exempt from federal income tax as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such tax.(1) The Fund invests primarily in insured municipal securities.(2)

CREDIT QUALITY BREAKDOWN*
Franklin Insured Tax-Free Income Fund
2/28/09

                               % OF TOTAL
RATINGS                  LONG-TERM INVESTMENTS**
-------                  -----------------------
AAA                                27.6%
AA                                 38.5%
A                                  13.8%
BBB                                 2.2%
Below Investment Grade              0.3%
Not Rated by S&P                   17.6%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS      MOODY'S   INTERNAL
-------      -------   --------
AAA or Aaa      --       0.3%
AA or Aa       6.2%       --
A              6.5%      0.2%
BBB or Baa     3.4%      1.0%
              ----       ---
Total         16.1%      1.5%

This annual report for Franklin Insured Tax-Free Income Fund covers the fiscal year ended February 28, 2009.

(1.) Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

(2.) Fund shares are not insured by any U.S. or other government agency. They are subject to market risks and will fluctuate in value.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 62.


                                Annual Report | 7

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

DIVIDEND DISTRIBUTIONS*
Franklin Insured Tax-Free Income Fund

                                    DIVIDEND PER SHARE
                 ------------------------------------------------------
MONTH              CLASS A      CLASS B      CLASS C    ADVISOR CLASS**
-----            ----------   ----------   ----------   ---------------
March 2008       4.28 cents   3.70 cents   3.70 cents              --
April 2008       4.28 cents   3.70 cents   3.70 cents              --
May 2008         4.28 cents   3.70 cents   3.70 cents              --
June 2008        4.28 cents   3.73 cents   3.73 cents              --
July 2008        4.28 cents   3.73 cents   3.73 cents      2.82 cents
August 2008      4.28 cents   3.73 cents   3.73 cents      4.38 cents
September 2008   4.28 cents   3.75 cents   3.74 cents      4.37 cents
October 2008     4.28 cents   3.75 cents   3.74 cents      4.37 cents
November 2008    4.28 cents   3.75 cents   3.74 cents      4.37 cents
December 2008    4.35 cents   3.88 cents   3.86 cents      4.44 cents
January 2009     4.35 cents   3.88 cents   3.86 cents      4.44 cents
February 2009    4.35 cents   3.88 cents   3.86 cents      4.44 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Effective 7/1/08, the Fund began offering Advisor Class shares. See the prospectus for details.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, decreased from $11.48 on February 29, 2008, to $11.20 on February 28, 2009. The Fund's Class A shares paid dividends totaling 51.38 cents per share for the same period.(3) The Performance Summary beginning on page 10 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.51% based on an annualization of the current 4.40 cent per share dividend and the maximum offering price of $11.70 on February 28, 2009. An investor in the 2009 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 6.94% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B, C and Advisor shares' performance, please see the Performance Summary.

(3.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                                8 | Annual Report

MANAGER'S DISCUSSION

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Insured Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

PORTFOLIO BREAKDOWN
Franklin Insured Tax-Free Income Fund
2/28/09

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
Utilities                                       18.5%
Hospital & Health Care                          17.7%
Prerefunded                                     16.8%
Subject to Government Appropriations            12.2%
General Obligation                               9.3%
Transportation                                   8.9%
Higher Education                                 6.6%
Other Revenue                                    4.8%
Tax-Supported                                    4.6%
Housing                                          0.6%

*    Does not include short-term investments and other net assets.


                                Annual Report | 9

Performance Summary as of 2/28/09

FRANKLIN INSURED TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FTFIX)                    CHANGE   2/28/09   2/29/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$0.28    $11.20    $11.48
DISTRIBUTIONS (3/1/08-2/28/09)
Dividend Income                  $0.5138

CLASS B (SYMBOL: FBITX)                    CHANGE   2/28/09   2/29/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$0.27    $11.26    $11.53
DISTRIBUTIONS (3/1/08-2/28/09)
Dividend Income                  $0.4504

CLASS C (SYMBOL: FRITX)                    CHANGE   2/28/09   2/29/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$0.28    $11.31    $11.59
DISTRIBUTIONS (3/1/08-2/28/09)
Dividend Income                  $0.4495

ADVISOR CLASS (SYMBOL: N/A)                CHANGE   2/28/09   7/1/08
---------------------------                ------   -------   ------
Net Asset Value (NAV)                      -$0.66    $11.20   $11.86
DISTRIBUTIONS (7/1/08-2/28/09)
Dividend Income                  $0.3479


                               10 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                             1-YEAR    5-YEAR   10-YEAR
-------                                             ------   -------   -------
Cumulative Total Return(1)                          +2.04%   +10.71%   +45.89%
Average Annual Total Return(2)                      -2.30%    +1.17%    +3.40%
Avg. Ann. Total Return (3/31/09)(3)                 -5.16%    +1.32%    +3.41%
   Distribution Rate(4)                      4.51%
   Taxable Equivalent Distribution Rate(5)   6.94%
   30-Day Standardized Yield(6)              4.00%
   Taxable Equivalent Yield(5)               6.15%
   Total Annual Operating expenses(7)        0.64%

                                                                      INCEPTION
CLASS B                                             1-YEAR   5-YEAR    (2/1/00)
-------                                             ------   ------   ---------
Cumulative Total Return(1)                          +1.56%   +7.75%    +46.71%
Average Annual Total Return(2)                      -2.34%   +1.17%     +4.31%
Avg. Ann. Total Return (3/31/09)(3)                 -5.24%   +1.30%     +4.32%
   Distribution Rate(4)                      4.15%
   Taxable Equivalent Distribution Rate(5)   6.38%
   30-Day Standardized Yield(6)              3.62%
   Taxable Equivalent Yield(5)               5.57%
   Total Annual Operating expenses(7)        1.19%

CLASS C                                             1-YEAR   5-YEAR   10-YEAR
-------                                             ------   ------   -------
Cumulative Total Return(1)                          +1.46%   +7.70%   +38.11%
Average Annual Total Return(2)                      +0.48%   +1.49%    +3.28%
Avg. Ann. Total Return (3/31/09)(3)                 -2.40%   +1.65%    +3.29%
   Distribution Rate(4)                      4.13%
   Taxable Equivalent Distribution Rate(5)   6.35%
   30-Day Standardized Yield(6)              3.64%
   Taxable Equivalent Yield(5)               5.60%
   Total Annual Operating expenses(7)        1.19%

ADVISOR CLASS(8)                                    1-YEAR    5-YEAR  10-YEAR
----------------                                    ------   ------   -------
Cumulative Total Return(1)                          +2.11%   +10.78%  +45.98%
Average Annual Total Return(2)                      +2.11%    +2.07%   +3.86%
Avg. Ann. Total Return (3/31/09)(3)                 -0.92%    +2.21%   +3.86%
   Distribution Rate(4)                      4.81%
   Taxable Equivalent Distribution Rate(5)   7.40%
   30-Day Standardized Yield(6)              4.29%
   Taxable Equivalent Yield(5)               6.60%
   Total Annual Operating expenses(7)        0.54%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                               Annual Report | 11

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   2/28/09
-------   -------
1-Year     -2.30%
5-Year     +1.17%
10-Year    +3.40%

                               (PERFORMANCE GRAPH)

                   FRANKLIN
                   INSURED       BARCLAYS
                   TAX-FREE       CAPITAL
                INCOME FUND -    MUNICIPAL
     DATE          CLASS A      BOND INDEX     CPI
     ----       -------------   ----------   -------
   3/1/1999        $ 9,578       $10,000     $10,000
   3/31/1999       $ 9,602       $10,014     $10,030
   4/30/1999       $ 9,619       $10,039     $10,103
   5/31/1999       $ 9,572       $ 9,981     $10,103
   6/30/1999       $ 9,447       $ 9,837     $10,103
   7/31/1999       $ 9,463       $ 9,873     $10,134
   8/31/1999       $ 9,343       $ 9,794     $10,158
   9/30/1999       $ 9,327       $ 9,798     $10,207
  10/31/1999       $ 9,199       $ 9,692     $10,225
  11/30/1999       $ 9,288       $ 9,795     $10,231
  12/31/1999       $ 9,199       $ 9,722     $10,231
   1/31/2000       $ 9,142       $ 9,679     $10,261
   2/29/2000       $ 9,266       $ 9,792     $10,322
   3/31/2000       $ 9,489       $10,006     $10,407
   4/30/2000       $ 9,431       $ 9,947     $10,413
   5/31/2000       $ 9,366       $ 9,895     $10,426
   6/30/2000       $ 9,609       $10,157     $10,480
   7/31/2000       $ 9,760       $10,299     $10,505
   8/31/2000       $ 9,905       $10,457     $10,505
   9/30/2000       $ 9,837       $10,403     $10,559
  10/31/2000       $ 9,949       $10,516     $10,578
  11/30/2000       $10,035       $10,596     $10,584
  12/31/2000       $10,310       $10,858     $10,578
   1/31/2001       $10,371       $10,965     $10,644
   2/28/2001       $10,406       $11,000     $10,687
   3/31/2001       $10,484       $11,099     $10,711
   4/30/2001       $10,361       $10,978     $10,754
   5/31/2001       $10,467       $11,097     $10,802
   6/30/2001       $10,554       $11,171     $10,821
   7/31/2001       $10,705       $11,336     $10,790
   8/31/2001       $10,865       $11,523     $10,790
   9/30/2001       $10,820       $11,484     $10,839
  10/31/2001       $10,945       $11,621     $10,802
  11/30/2001       $10,882       $11,523     $10,784
  12/31/2001       $10,782       $11,414     $10,742
   1/31/2002       $10,943       $11,612     $10,766
   2/28/2002       $11,070       $11,752     $10,809
   3/31/2002       $10,876       $11,522     $10,869
   4/30/2002       $11,049       $11,747     $10,930
   5/31/2002       $11,102       $11,818     $10,930
   6/30/2002       $11,202       $11,943     $10,936
   7/31/2002       $11,330       $12,097     $10,948
   8/31/2002       $11,440       $12,242     $10,985
   9/30/2002       $11,691       $12,510     $11,003
  10/31/2002       $11,511       $12,303     $11,021
  11/30/2002       $11,490       $12,252     $11,021
  12/31/2002       $11,715       $12,510     $10,997
   1/31/2003       $11,694       $12,479     $11,046
   2/28/2003       $11,835       $12,653     $11,131
   3/31/2003       $11,871       $12,661     $11,198
   4/30/2003       $11,974       $12,744     $11,173
   5/31/2003       $12,261       $13,043     $11,155
   6/30/2003       $12,228       $12,987     $11,167
   7/31/2003       $11,766       $12,533     $11,179
   8/31/2003       $11,859       $12,626     $11,222
   9/30/2003       $12,169       $12,997     $11,258
  10/31/2003       $12,126       $12,932     $11,246
  11/30/2003       $12,260       $13,067     $11,216
  12/31/2003       $12,354       $13,175     $11,204
   1/31/2004       $12,439       $13,250     $11,258
   2/29/2004       $12,624       $13,450     $11,319
   3/31/2004       $12,580       $13,403     $11,392
   4/30/2004       $12,274       $13,086     $11,429
   5/31/2004       $12,220       $13,038     $11,495
   6/30/2004       $12,246       $13,086     $11,532
   7/31/2004       $12,394       $13,258     $11,514
   8/31/2004       $12,614       $13,524     $11,520
   9/30/2004       $12,681       $13,595     $11,544
  10/31/2004       $12,800       $13,712     $11,605
  11/30/2004       $12,693       $13,599     $11,611
  12/31/2004       $12,864       $13,765     $11,568
   1/31/2005       $13,016       $13,894     $11,593
   2/28/2005       $12,991       $13,848     $11,660
   3/31/2005       $12,923       $13,760     $11,751
   4/30/2005       $13,107       $13,977     $11,830
   5/31/2005       $13,197       $14,076     $11,818
   6/30/2005       $13,266       $14,163     $11,824
   7/31/2005       $13,229       $14,099     $11,878
   8/31/2005       $13,331       $14,242     $11,939
   9/30/2005       $13,250       $14,146     $12,085
  10/31/2005       $13,191       $14,060     $12,109
  11/30/2005       $13,250       $14,127     $12,012
  12/31/2005       $13,352       $14,249     $11,964
   1/31/2006       $13,367       $14,287     $12,055
   2/28/2006       $13,470       $14,383     $12,079
   3/31/2006       $13,398       $14,284     $12,146
   4/30/2006       $13,402       $14,279     $12,249
   5/31/2006       $13,440       $14,343     $12,310
   6/30/2006       $13,390       $14,289     $12,334
   7/31/2006       $13,528       $14,459     $12,371
   8/31/2006       $13,689       $14,673     $12,395
   9/30/2006       $13,783       $14,775     $12,334
  10/31/2006       $13,867       $14,868     $12,267
  11/30/2006       $13,984       $14,992     $12,249
  12/31/2006       $13,943       $14,939     $12,267
   1/31/2007       $13,913       $14,901     $12,305
   2/28/2007       $14,076       $15,097     $12,371
   3/31/2007       $14,034       $15,060     $12,483
   4/30/2007       $14,073       $15,104     $12,564
   5/31/2007       $14,031       $15,038     $12,641
   6/30/2007       $13,979       $14,960     $12,666
   7/31/2007       $14,076       $15,076     $12,663
   8/31/2007       $14,011       $15,011     $12,639
   9/30/2007       $14,202       $15,233     $12,674
  10/31/2007       $14,265       $15,301     $12,701
  11/30/2007       $14,340       $15,398     $12,777
  12/31/2007       $14,391       $15,441     $12,768
   1/31/2008       $14,418       $15,636     $12,832
   2/29/2008       $13,695       $14,920     $12,869
   3/31/2008       $14,163       $15,346     $12,980
   4/30/2008       $14,418       $15,526     $13,059
   5/31/2008       $14,517       $15,620     $13,169
   6/30/2008       $14,303       $15,443     $13,302
   7/31/2008       $14,282       $15,502     $13,372
   8/31/2008       $14,383       $15,683     $13,318
   9/30/2008       $13,568       $14,948     $13,300
  10/31/2008       $13,501       $14,795     $13,166
  11/30/2008       $13,270       $14,842     $12,913
  12/31/2008       $13,521       $15,059     $12,780
   1/31/2009       $13,798       $15,610     $12,835
   2/28/2009       $13,973       $15,692     $12,899
Total Returns        39.73%        56.92%      28.99%

AVERAGE ANNUAL TOTAL RETURN

CLASS B                    2/28/09
------------------------   -------
1-Year                      -2.34%
5-Year                      +1.17%
Since Inception (2/1/00)    +4.31%

                               (PERFORMANCE GRAPH)

                   FRANKLIN
                   INSURED       BARCLAYS
                   TAX-FREE       CAPITAL
                INCOME FUND -    MUNICIPAL
    DATE           CLASS B      BOND INDEX     CPI
    ----        -------------   ----------   -------
   2/1/2000        $10,000       $10,000     $10,000
   2/29/2000       $10,116       $10,116     $10,059
   3/31/2000       $10,355       $10,337     $10,142
   4/30/2000       $10,296       $10,276     $10,148
   5/31/2000       $10,220       $10,223     $10,160
   6/30/2000       $10,479       $10,494     $10,213
   7/31/2000       $10,640       $10,640     $10,237
   8/31/2000       $10,791       $10,804     $10,237
   9/30/2000       $10,722       $10,748     $10,290
  10/31/2000       $10,829       $10,865     $10,308
  11/30/2000       $10,927       $10,947     $10,314
  12/31/2000       $11,221       $11,217     $10,308
   1/31/2001       $11,282       $11,328     $10,373
   2/28/2001       $11,314       $11,364     $10,415
   3/31/2001       $11,403       $11,466     $10,438
   4/30/2001       $11,265       $11,342     $10,480
   5/31/2001       $11,373       $11,464     $10,527
   6/30/2001       $11,463       $11,541     $10,545
   7/31/2001       $11,630       $11,712     $10,515
   8/31/2001       $11,798       $11,905     $10,515
   9/30/2001       $11,744       $11,865     $10,563
  10/31/2001       $11,875       $12,006     $10,527
  11/30/2001       $11,801       $11,905     $10,509
  12/31/2001       $11,687       $11,792     $10,468
   1/31/2002       $11,857       $11,997     $10,492
   2/28/2002       $11,987       $12,141     $10,533
   3/31/2002       $11,773       $11,903     $10,592
   4/30/2002       $11,953       $12,136     $10,652
   5/31/2002       $12,015       $12,210     $10,652
   6/30/2002       $12,117       $12,339     $10,658
   7/31/2002       $12,240       $12,498     $10,669
   8/31/2002       $12,363       $12,648     $10,705
   9/30/2002       $12,627       $12,925     $10,723
  10/31/2002       $12,427       $12,711     $10,741
  11/30/2002       $12,399       $12,658     $10,741
  12/31/2002       $12,635       $12,925     $10,717
   1/31/2003       $12,607       $12,892     $10,764
   2/28/2003       $12,752       $13,072     $10,847
   3/31/2003       $12,785       $13,080     $10,912
   4/30/2003       $12,889       $13,167     $10,889
   5/31/2003       $13,191       $13,475     $10,871
   6/30/2003       $13,160       $13,418     $10,883
   7/31/2003       $12,649       $12,948     $10,895
   8/31/2003       $12,743       $13,045     $10,936
   9/30/2003       $13,068       $13,428     $10,972
  10/31/2003       $13,015       $13,360     $10,960
  11/30/2003       $13,152       $13,500     $10,930
  12/31/2003       $13,248       $13,611     $10,918
   1/31/2004       $13,333       $13,689     $10,972
   2/29/2004       $13,525       $13,895     $11,031
   3/31/2004       $13,472       $13,847     $11,102
   4/30/2004       $13,139       $13,519     $11,137
   5/31/2004       $13,076       $13,470     $11,203
   6/30/2004       $13,097       $13,519     $11,238
   7/31/2004       $13,248       $13,697     $11,220
   8/31/2004       $13,476       $13,971     $11,226
   9/30/2004       $13,542       $14,046     $11,250
  10/31/2004       $13,662       $14,166     $11,309
  11/30/2004       $13,541       $14,049     $11,315
  12/31/2004       $13,718       $14,221     $11,274
   1/31/2005       $13,883       $14,354     $11,297
   2/28/2005       $13,839       $14,306     $11,363
   3/31/2005       $13,772       $14,216     $11,451
   4/30/2005       $13,949       $14,440     $11,528
   5/31/2005       $14,049       $14,542     $11,517
   6/30/2005       $14,116       $14,632     $11,523
   7/31/2005       $14,060       $14,566     $11,576
   8/31/2005       $14,161       $14,713     $11,635
   9/30/2005       $14,069       $14,614     $11,777
  10/31/2005       $14,000       $14,526     $11,801
  11/30/2005       $14,067       $14,595     $11,706
  12/31/2005       $14,168       $14,721     $11,659
   1/31/2006       $14,178       $14,761     $11,748
   2/28/2006       $14,268       $14,860     $11,771
   3/31/2006       $14,186       $14,757     $11,836
   4/30/2006       $14,184       $14,752     $11,937
   5/31/2006       $14,217       $14,818     $11,996
   6/30/2006       $14,170       $14,762     $12,020
   7/31/2006       $14,297       $14,938     $12,056
   8/31/2006       $14,471       $15,159     $12,079
   9/30/2006       $14,553       $15,265     $12,020
  10/31/2006       $14,634       $15,361     $11,955
  11/30/2006       $14,763       $15,489     $11,937
  12/31/2006       $14,713       $15,434     $11,955
   1/31/2007       $14,675       $15,394     $11,991
   2/28/2007       $14,827       $15,597     $12,056
   3/31/2007       $14,789       $15,559     $12,165
   4/30/2007       $14,822       $15,605     $12,244
   5/31/2007       $14,771       $15,536     $12,319
   6/30/2007       $14,711       $15,455     $12,343
   7/31/2007       $14,806       $15,575     $12,340
   8/31/2007       $14,718       $15,508     $12,317
   9/30/2007       $14,924       $15,737     $12,351
  10/31/2007       $14,983       $15,807     $12,378
  11/30/2007       $15,054       $15,908     $12,451
  12/31/2007       $15,088       $15,952     $12,443
   1/31/2008       $15,122       $16,153     $12,505
   2/29/2008       $14,364       $15,414     $12,541
   3/31/2008       $14,857       $15,854     $12,650
   4/30/2008       $15,123       $16,040     $12,726
   5/31/2008       $15,227       $16,137     $12,834
   6/30/2008       $15,004       $15,955     $12,963
   7/31/2008       $14,983       $16,015     $13,031
   8/31/2008       $15,086       $16,203     $12,979
   9/30/2008       $14,235       $15,443     $12,961
  10/31/2008       $14,164       $15,285     $12,830
  11/30/2008       $13,917       $15,334     $12,584
  12/31/2008       $14,187       $15,558     $12,454
   1/31/2009       $14,474       $16,127     $12,508
   2/28/2009       $14,671       $16,212     $12,571
Total Returns        46.71%        62.12%      25.71%


                               12 | Annual Report

AVERAGE ANNUAL TOTAL RETURN

CLASS C   2/28/09
-------   -------
1-Year     +0.48%
5-Year     +1.49%
10-Year    +3.28%

                               (PERFORMANCE GRAPH)

                   FRANKLIN
                   INSURED       BARCLAYS
                   TAX-FREE       CAPITAL
                INCOME FUND -    MUNICIPAL
    DATE           CLASS C      BOND INDEX     CPI
    ----        -------------   ----------   -------
   3/1/1999        $10,000       $10,000     $10,000
  3/31/1999        $10,020       $10,014     $10,030
  4/30/1999        $10,032       $10,039     $10,103
  5/31/1999        $ 9,978       $ 9,981     $10,103
  6/30/1999        $ 9,844       $ 9,837     $10,103
  7/31/1999        $ 9,856       $ 9,873     $10,134
  8/31/1999        $ 9,736       $ 9,794     $10,158
  9/30/1999        $ 9,707       $ 9,798     $10,207
  10/31/1999       $ 9,561       $ 9,692     $10,225
  11/30/1999       $ 9,658       $ 9,795     $10,231
  12/31/1999       $ 9,561       $ 9,722     $10,231
  1/31/2000        $ 9,498       $ 9,679     $10,261
  2/29/2000        $ 9,622       $ 9,792     $10,322
  3/31/2000        $ 9,847       $10,006     $10,407
  4/30/2000        $ 9,783       $ 9,947     $10,413
  5/31/2000        $ 9,711       $ 9,895     $10,426
  6/30/2000        $ 9,957       $10,157     $10,480
  7/31/2000        $10,109       $10,299     $10,505
  8/31/2000        $10,252       $10,457     $10,505
  9/30/2000        $10,187       $10,403     $10,559
  10/31/2000       $10,288       $10,516     $10,578
  11/30/2000       $10,372       $10,596     $10,584
  12/31/2000       $10,659       $10,858     $10,578
  1/31/2001        $10,707       $10,965     $10,644
  2/28/2001        $10,738       $11,000     $10,687
  3/31/2001        $10,822       $11,099     $10,711
  4/30/2001        $10,691       $10,978     $10,754
  5/31/2001        $10,785       $11,097     $10,802
  6/30/2001        $10,870       $11,171     $10,821
  7/31/2001        $11,028       $11,336     $10,790
  8/31/2001        $11,187       $11,523     $10,790
  9/30/2001        $11,136       $11,484     $10,839
  10/31/2001       $11,258       $11,621     $10,802
  11/30/2001       $11,189       $11,523     $10,784
  12/31/2001       $11,081       $11,414     $10,742
  1/31/2002        $11,250       $11,612     $10,766
  2/28/2002        $11,364       $11,752     $10,809
  3/31/2002        $11,162       $11,522     $10,869
  4/30/2002        $11,332       $11,747     $10,930
  5/31/2002        $11,391       $11,818     $10,930
  6/30/2002        $11,487       $11,943     $10,936
  7/31/2002        $11,603       $12,097     $10,948
  8/31/2002        $11,719       $12,242     $10,985
  9/30/2002        $11,969       $12,510     $11,003
  10/31/2002       $11,780       $12,303     $11,021
  11/30/2002       $11,754       $12,252     $11,021
  12/31/2002       $11,977       $12,510     $10,997
  1/31/2003        $11,951       $12,479     $11,046
  2/28/2003        $12,098       $12,653     $11,131
  3/31/2003        $12,120       $12,661     $11,198
  4/30/2003        $12,219       $12,744     $11,173
  5/31/2003        $12,504       $13,043     $11,155
  6/30/2003        $12,474       $12,987     $11,167
  7/31/2003        $11,991       $12,533     $11,179
  8/31/2003        $12,079       $12,626     $11,222
  9/30/2003        $12,395       $12,997     $11,258
  10/31/2003       $12,346       $12,932     $11,246
  11/30/2003       $12,474       $13,067     $11,216
  12/31/2003       $12,564       $13,175     $11,204
  1/31/2004        $12,645       $13,250     $11,258
  2/29/2004        $12,826       $13,450     $11,319
  3/31/2004        $12,775       $13,403     $11,392
  4/30/2004        $12,451       $13,086     $11,429
  5/31/2004        $12,401       $13,038     $11,495
  6/30/2004        $12,411       $13,086     $11,532
  7/31/2004        $12,564       $13,258     $11,514
  8/31/2004        $12,780       $13,524     $11,520
  9/30/2004        $12,842       $13,595     $11,544
  10/31/2004       $12,956       $13,712     $11,605
  11/30/2004       $12,842       $13,599     $11,611
  12/31/2004       $13,008       $13,765     $11,568
  1/31/2005        $13,154       $13,894     $11,593
  2/28/2005        $13,122       $13,848     $11,660
  3/31/2005        $13,059       $13,760     $11,751
  4/30/2005        $13,227       $13,977     $11,830
  5/31/2005        $13,321       $14,076     $11,818
  6/30/2005        $13,385       $14,163     $11,824
  7/31/2005        $13,331       $14,099     $11,878
  8/31/2005        $13,427       $14,242     $11,939
  9/30/2005        $13,340       $14,146     $12,085
  10/31/2005       $13,275       $14,060     $12,109
  11/30/2005       $13,327       $14,127     $12,012
  12/31/2005       $13,423       $14,249     $11,964
  1/31/2006        $13,442       $14,287     $12,055
  2/28/2006        $13,528       $14,383     $12,079
  3/31/2006        $13,450       $14,284     $12,146
  4/30/2006        $13,448       $14,279     $12,249
  5/31/2006        $13,479       $14,343     $12,310
  6/30/2006        $13,434       $14,289     $12,334
  7/31/2006        $13,566       $14,459     $12,371
  8/31/2006        $13,719       $14,673     $12,395
  9/30/2006        $13,807       $14,775     $12,334
  10/31/2006       $13,884       $14,868     $12,267
  11/30/2006       $13,995       $14,992     $12,249
  12/31/2006       $13,947       $14,939     $12,267
  1/31/2007        $13,911       $14,901     $12,305
  2/28/2007        $14,066       $15,097     $12,371
  3/31/2007        $14,030       $15,060     $12,483
  4/30/2007        $14,050       $15,104     $12,564
  5/31/2007        $14,002       $15,038     $12,641
  6/30/2007        $13,945       $14,960     $12,666
  7/31/2007        $14,034       $15,076     $12,663
  8/31/2007        $13,963       $15,011     $12,639
  9/30/2007        $14,146       $15,233     $12,674
  10/31/2007       $14,213       $15,301     $12,701
  11/30/2007       $14,280       $15,398     $12,777
  12/31/2007       $14,312       $15,441     $12,768
  1/31/2008        $14,344       $15,636     $12,832
  2/29/2008        $13,614       $14,920     $12,869
  3/31/2008        $14,068       $15,346     $12,980
  4/30/2008        $14,324       $15,526     $13,059
  5/31/2008        $14,415       $15,620     $13,169
  6/30/2008        $14,198       $15,443     $13,302
  7/31/2008        $14,159       $15,502     $13,372
  8/31/2008        $14,263       $15,683     $13,318
  9/30/2008        $13,445       $14,948     $13,300
  10/31/2008       $13,373       $14,795     $13,166
  11/30/2008       $13,139       $14,842     $12,913
  12/31/2008       $13,380       $15,059     $12,780
  1/31/2009        $13,645       $15,610     $12,835
  2/28/2009        $13,811       $15,692     $12,899
Total Returns        38.11%        56.92%      28.99%

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(8)   2/28/09
----------------   -------
1-Year              +2.11%
5-Year              +2.07%
10-Year             +3.86%

                               (PERFORMANCE GRAPH)

                  FRANKLIN
                   INSURED       BARCLAYS
                   TAX-FREE       CAPITAL
                INCOME FUND -   MUNICIPAL
     DATE       ADVISOR CLASS   BOND INDEX     CPI
     ----       -------------   ----------   -------
   3/1/1999        $10,000       $10,000     $10,000
   3/31/1999       $10,025       $10,014     $10,030
   4/30/1999       $10,042       $10,039     $10,103
   5/31/1999       $ 9,994       $ 9,981     $10,103
   6/30/1999       $ 9,863       $ 9,837     $10,103
   7/31/1999       $ 9,879       $ 9,873     $10,134
   8/31/1999       $ 9,755       $ 9,794     $10,158
   9/30/1999       $ 9,738       $ 9,798     $10,207
  10/31/1999       $ 9,604       $ 9,692     $10,225
  11/30/1999       $ 9,697       $ 9,795     $10,231
  12/31/1999       $ 9,604       $ 9,722     $10,231
   1/31/2000       $ 9,545       $ 9,679     $10,261
   2/29/2000       $ 9,674       $ 9,792     $10,322
   3/31/2000       $ 9,907       $10,006     $10,407
   4/30/2000       $ 9,847       $ 9,947     $10,413
   5/31/2000       $ 9,778       $ 9,895     $10,426
   6/30/2000       $10,032       $10,157     $10,480
   7/31/2000       $10,190       $10,299     $10,505
   8/31/2000       $10,341       $10,457     $10,505
   9/30/2000       $10,271       $10,403     $10,559
  10/31/2000       $10,387       $10,516     $10,578
  11/30/2000       $10,477       $10,596     $10,584
  12/31/2000       $10,764       $10,858     $10,578
   1/31/2001       $10,827       $10,965     $10,644
   2/28/2001       $10,864       $11,000     $10,687
   3/31/2001       $10,945       $11,099     $10,711
   4/30/2001       $10,818       $10,978     $10,754
   5/31/2001       $10,928       $11,097     $10,802
   6/30/2001       $11,019       $11,171     $10,821
   7/31/2001       $11,176       $11,336     $10,790
   8/31/2001       $11,343       $11,523     $10,790
   9/30/2001       $11,296       $11,484     $10,839
  10/31/2001       $11,427       $11,621     $10,802
  11/30/2001       $11,361       $11,523     $10,784
  12/31/2001       $11,256       $11,414     $10,742
   1/31/2002       $11,425       $11,612     $10,766
   2/28/2002       $11,557       $11,752     $10,809
   3/31/2002       $11,355       $11,522     $10,869
   4/30/2002       $11,535       $11,747     $10,930
   5/31/2002       $11,591       $11,818     $10,930
   6/30/2002       $11,695       $11,943     $10,936
   7/31/2002       $11,829       $12,097     $10,948
   8/31/2002       $11,944       $12,242     $10,985
   9/30/2002       $12,206       $12,510     $11,003
  10/31/2002       $12,018       $12,303     $11,021
  11/30/2002       $11,996       $12,252     $11,021
  12/31/2002       $12,231       $12,510     $10,997
   1/31/2003       $12,209       $12,479     $11,046
   2/28/2003       $12,356       $12,653     $11,131
   3/31/2003       $12,394       $12,661     $11,198
   4/30/2003       $12,501       $12,744     $11,173
   5/31/2003       $12,801       $13,043     $11,155
   6/30/2003       $12,766       $12,987     $11,167
   7/31/2003       $12,284       $12,533     $11,179
   8/31/2003       $12,382       $12,626     $11,222
   9/30/2003       $12,705       $12,997     $11,258
  10/31/2003       $12,660       $12,932     $11,246
  11/30/2003       $12,800       $13,067     $11,216
  12/31/2003       $12,899       $13,175     $11,204
   1/31/2004       $12,987       $13,250     $11,258
   2/29/2004       $13,181       $13,450     $11,319
   3/31/2004       $13,134       $13,403     $11,392
   4/30/2004       $12,815       $13,086     $11,429
   5/31/2004       $12,758       $13,038     $11,495
   6/30/2004       $12,785       $13,086     $11,532
   7/31/2004       $12,940       $13,258     $11,514
   8/31/2004       $13,169       $13,524     $11,520
   9/30/2004       $13,240       $13,595     $11,544
  10/31/2004       $13,364       $13,712     $11,605
  11/30/2004       $13,252       $13,599     $11,611
  12/31/2004       $13,431       $13,765     $11,568
   1/31/2005       $13,589       $13,894     $11,593
   2/28/2005       $13,563       $13,848     $11,660
   3/31/2005       $13,492       $13,760     $11,751
   4/30/2005       $13,684       $13,977     $11,830
   5/31/2005       $13,778       $14,076     $11,818
   6/30/2005       $13,851       $14,163     $11,824
   7/31/2005       $13,812       $14,099     $11,878
   8/31/2005       $13,918       $14,242     $11,939
   9/30/2005       $13,834       $14,146     $12,085
  10/31/2005       $13,772       $14,060     $12,109
  11/30/2005       $13,833       $14,127     $12,012
  12/31/2005       $13,940       $14,249     $11,964
   1/31/2006       $13,956       $14,287     $12,055
   2/28/2006       $14,063       $14,383     $12,079
   3/31/2006       $13,988       $14,284     $12,146
   4/30/2006       $13,993       $14,279     $12,249
   5/31/2006       $14,032       $14,343     $12,310
   6/30/2006       $13,980       $14,289     $12,334
   7/31/2006       $14,124       $14,459     $12,371
   8/31/2006       $14,292       $14,673     $12,395
   9/30/2006       $14,390       $14,775     $12,334
  10/31/2006       $14,477       $14,868     $12,267
  11/30/2006       $14,600       $14,992     $12,249
  12/31/2006       $14,557       $14,939     $12,267
   1/31/2007       $14,525       $14,901     $12,305
   2/28/2007       $14,696       $15,097     $12,371
   3/31/2007       $14,653       $15,060     $12,483
   4/30/2007       $14,693       $15,104     $12,564
   5/31/2007       $14,649       $15,038     $12,641
   6/30/2007       $14,595       $14,960     $12,666
   7/31/2007       $14,696       $15,076     $12,663
   8/31/2007       $14,628       $15,011     $12,639
   9/30/2007       $14,828       $15,233     $12,674
  10/31/2007       $14,893       $15,301     $12,701
  11/30/2007       $14,971       $15,398     $12,777
  12/31/2007       $15,025       $15,441     $12,768
   1/31/2008       $15,053       $15,636     $12,832
   2/29/2008       $14,298       $14,920     $12,869
   3/31/2008       $14,787       $15,346     $12,980
   4/30/2008       $15,053       $15,526     $13,059
   5/31/2008       $15,156       $15,620     $13,169
   6/30/2008       $14,933       $15,443     $13,302
   7/31/2008       $14,900       $15,502     $13,372
   8/31/2008       $15,018       $15,683     $13,318
   9/30/2008       $14,159       $14,948     $13,300
  10/31/2008       $14,089       $14,795     $13,166
  11/30/2008       $13,846       $14,842     $12,913
  12/31/2008       $14,116       $15,059     $12,780
   1/31/2009       $14,402       $15,610     $12,835
   2/28/2009       $14,598       $15,692     $12,899
Total Returns        45.98%        56.92%      28.99%


                               Annual Report | 13

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 2/28/09.

(5.) Taxable equivalent distribution rate and yield assume the 2009 maximum federal income tax rate of 35.00%.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/09.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(8.) Effective 7/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/08, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 6/30/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/08 (commencement of sales), the cumulative total return of Advisor Class shares was -2.58%.

(9.) Source: (C) 2009 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               14 | Annual Report

Your Fund's Expenses

FRANKLIN INSURED TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 15

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 9/1/08      VALUE 2/28/09   PERIOD* 9/1/08-2/28/09
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $  971.60              $3.13
Hypothetical (5% return before expenses)         $1,000           $1,021.62              $3.21
CLASS B
Actual                                           $1,000           $  969.10              $5.81
Hypothetical (5% return before expenses)         $1,000           $1,018.89              $5.96
CLASS C
Actual                                           $1,000           $  968.40              $5.81
Hypothetical (5% return before expenses)         $1,000           $1,018.89              $5.96
ADVISOR CLASS
Actual                                           $1,000           $  972.10              $2.64
Hypothetical (5% return before expenses)         $1,000           $1,022.12              $2.71

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.64%; B: 1.19%; C: 1.19%; and Advisor:
     0.54%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               16 | Annual Report

Franklin Massachusetts Tax-Free Income Fund
(formerly, Franklin Massachusetts Insured Tax-Free Income Fund)

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Massachusetts Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Massachusetts personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*
Franklin Massachusetts Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/09**

                                   (PIE CHART)

AAA ...............   25.0%
AA ................   47.3%
A .................   15.1%
Not Rated by S&P ..   12.6%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS      MOODY'S   INTERNAL
-------      -------   --------
AAA or Aaa       --      0.1%
AA or Aa        2.6%      --
A               2.7%      --
BBB or Baa      5.7%     1.5%
               ---       ---
Total          11.0%     1.6%

This annual report for Franklin Massachusetts Tax-Free Income Fund covers the fiscal year ended February 28, 2009.

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 80.


                               Annual Report | 17

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

DIVIDEND DISTRIBUTIONS*
Franklin Massachusetts Tax-Free Income Fund

                    DIVIDEND PER SHARE
                 -----------------------
MONTH              CLASS A      CLASS C
-----            ----------   ----------
March 2008       4.01 cents   3.45 cents
April 2008       4.01 cents   3.45 cents
May 2008         4.01 cents   3.45 cents
June 2008        4.06 cents   3.52 cents
July 2008        4.06 cents   3.52 cents
August 2008      4.06 cents   3.52 cents
September 2008   4.06 cents   3.54 cents
October 2008     4.06 cents   3.54 cents
November 2008    4.06 cents   3.54 cents
December 2008    4.06 cents   3.59 cents
January 2009     4.06 cents   3.59 cents
February 2009    4.06 cents   3.59 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, decreased from $11.20 on February 29, 2008, to $10.94 on February 28, 2009. The Fund's Class A shares paid dividends totaling 48.38 cents per share for the same period.(2) The Performance Summary beginning on page 21 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.26% based on an annualization of the current 4.06 cent per share dividend and the maximum offering price of $11.43 on February 28, 2009. An investor in the 2009 maximum combined effective federal and Massachusetts personal income tax bracket of 38.45% would need to earn a distribution rate of 6.92% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                               18 | Annual Report

COMMONWEALTH UPDATE

After years of steady growth, Massachusetts' economy began to decelerate in line with national trends due to the deepening recession and its attending conditions, including tighter credit conditions, a depressed housing market and severe volatility in financial markets. Despite rising unemployment, which increased sharply from 4.4% to 7.8% during the year under review but remained below national levels, the commonwealth retained its deep and diverse economy and comparatively high wealth and personal income levels of 127% above the national average.(3, 4) The higher education and health care services sectors posted job gains, which partially offset heavier combined employment losses in the manufacturing, construction and financial services sectors. However, financial services sector employment reflected greater losses than at any time since the 1940s, and Massachusetts' crucial positioning within this typically high-paying sector has led to disproportionately large job losses when compared with most other states.

After years of healthy revenue growth, Massachusetts grappled with a sizable fiscal year 2009 budget shortfall of $1.1 billion as the recession dampened sales and personal income tax performance.(5) Rising health care costs related to Medicaid, pensions and health care reform also added to budget pressures at a time when waning forecasted revenues were unable to support current service expenses. The governor's fiscal year 2010 budget assessment assumed an even bigger estimated budget gap of $3.6 billion.(4) In addition to modest use of budget reserve funds and several one-time solutions, various revenue enhancements were proposed to further close the gap, including the elimination of certain sales tax exemptions, spending cuts, and reliance on federal government stimulus funding.

Massachusetts' tax-supported debt levels ranked among the highest in the nation on a per-capita basis and as a percentage of personal income, at $4,526 and 9.8%.(5) The debt burden increased in recent years partly due to costs associated with the Massachusetts Turnpike and Massachusetts School Building Authorities, which are supported by softening sales tax revenues. The commonwealth is bolstered by a strong financial position and good reserves, though some of these reserves will be drawn down in the near term. Given the commonwealth's dependence on cyclical personal income (and related capital gains) taxes, a strong reserve position is important. Maintenance of healthy reserve levels and other prudent budget management practices prompted credit rating agency Standard & Poor's to recently affirm its AA long-term credit rating with

PORTFOLIO BREAKDOWN
Franklin Massachusetts
Tax-Free Income Fund
2/28/09

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
Prerefunded                                     28.0%
Higher Education                                25.1%**
Transportation                                  11.9%
Other Revenue                                   10.5%
General Obligation                               8.7%
Utilities                                        6.5%
Tax-Supported                                    6.0%
Hospital & Health Care                           2.6%
Subject to Government Appropriations             0.4%
Housing                                          0.3%

*    Does not include short-term investments and other net assets.

** The Fund may invest more than 25% in municipal securities that finance similar types of projects such as higher education. A change that affects one project may affect all similar projects, thereby increasing market risk.

(3.) Source: U.S. Bureau of Labor Statistics.

(4.) Source: Standard & Poor's, "Summary: Massachusetts; General Obligation,"
     RATINGSDIRECT, 2/13/09.

(5.) Source: Moody's Investors Service, "New Issue: Massachusetts (Commonwealth of)," 2/17/09.


                               Annual Report | 19
a stable outlook for Massachusetts general obligation bonds.(6) Despite the drawbacks created by its high debt burden and a significant unfunded pension liability, the commonwealth historically has taken swift and flexible actions to restore balance after identifying revenue shortfalls -- management practices critical to navigating periods of fiscal strain.

MANAGER'S DISCUSSION

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

As mentioned in the Municipal Bond Market Overview beginning on page 4, over the past year the municipal bond insurance industry changed dramatically. In light of recent credit market conditions and recent and possible future downgrades of municipal bond insurers, the supply of insured Massachusetts municipal securities that met the Fund's previous investment guidelines was limited. We were no longer confident we would be able to meet the Fund's non-fundamental investment policy of investing at least 80% of net assets in insured municipal securities. Therefore, the board of trustees eliminated the Fund's non-fundamental investment policy and changed its name, effective February 17, 2009. Going forward, the Fund will buy only municipal securities rated in the top four ratings by U.S. nationally recognized rating services (or comparable unrated securities). Because of its historical investment policy of investing in insured municipal securities, the Fund's portfolio consisted predominantly of insured municipal securities at fiscal year-end, and the recent changes had little effect on performance.

Thank you for your continued participation in Franklin Massachusetts Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

(6.) This does not indicate Standard & Poor's rating of the Fund.


                               20 | Annual Report

Performance Summary as of 2/28/09

FRANKLIN MASSACHUSETTS TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FMISX)                                CHANGE   2/28/09   2/29/08
-----------------------                                ------   -------   -------
Net Asset Value (NAV)                                  -$0.26    $10.94    $11.20
DISTRIBUTIONS (3/1/08-2/28/09)
Dividend Income                              $0.4838

CLASS C (SYMBOL: FMAIX)                                CHANGE   2/28/09   2/29/08
-----------------------                                ------   -------   -------
Net Asset Value (NAV)                                  -$0.26    $11.03    $11.29
DISTRIBUTIONS (3/1/08-2/28/09)
Dividend Income                              $0.4215

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY.

CLASS A                                                1-YEAR    5-YEAR   10-YEAR
-------                                                ------   -------   -------
Cumulative Total Return(1)                             +2.00%   +11.67%   +46.86%
Average Annual Total Return(2)                         -2.36%    +1.34%    +3.47%
Avg. Ann. Total Return (3/31/09)(3)                    -5.00%    +1.37%    +3.45%
   Distribution Rate(4)                        4.26%
   Taxable Equivalent Distribution Rate(5)     6.92%
   30-Day Standardized Yield(6)                3.45%
   Taxable Equivalent Yield(5)                 5.60%
   Total Annual Operating expenses(7)          0.66%

CLASS C                                                1-YEAR    5-YEAR   10-YEAR
-------                                                ------   -------   -------
Cumulative Total Return(1)                             +1.42%    +8.64%   +39.13%
Average Annual Total Return(2)                         +0.45%    +1.67%    +3.36%
Avg. Ann. Total Return (3/31/09)(3)                    -2.28%    +1.70%    +3.33%
   Distribution Rate(4)                        3.87%
   Taxable Equivalent Distribution Rate(5)     6.29%
   30-Day Standardized Yield(6)                3.07%
   Taxable Equivalent Yield(5)                 4.99%
   Total Annual Operating expenses(7)          1.21%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                               Annual Report | 21

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   2/28/09
-------   -------
1-Year     -2.36%
5-Year     +1.34%
10-Year    +3.47%

                               (PERFORMANCE GRAPH)

             FRANKLIN MASSACHUSETTS   BARCLAYS CAPITAL
                 TAX-FREE INCOME       MUNICIPAL BOND
   DATE          FUND - CLASS A             INDEX         CPI
-----------------------------------------------------------------
  3/1/1999            $ 9,575              $10,000      $10,000
 3/31/1999            $ 9,597              $10,014      $10,030
 4/30/1999            $ 9,620              $10,039      $10,103
 5/31/1999            $ 9,576              $ 9,981      $10,103
 6/30/1999            $ 9,442              $ 9,837      $10,103
 7/31/1999            $ 9,456              $ 9,873      $10,134
 8/31/1999            $ 9,320              $ 9,794      $10,158
 9/30/1999            $ 9,276              $ 9,798      $10,207
10/31/1999            $ 9,139              $ 9,692      $10,225
11/30/1999            $ 9,239              $ 9,795      $10,231
12/31/1999            $ 9,151              $ 9,722      $10,231
 1/31/2000            $ 9,098              $ 9,679      $10,261
 2/29/2000            $ 9,250              $ 9,792      $10,322
 3/31/2000            $ 9,472              $10,006      $10,407
 4/30/2000            $ 9,401              $ 9,947      $10,413
 5/31/2000            $ 9,312              $ 9,895      $10,426
 6/30/2000            $ 9,589              $10,157      $10,480
 7/31/2000            $ 9,762              $10,299      $10,505
 8/31/2000            $ 9,892              $10,457      $10,505
 9/30/2000            $ 9,820              $10,403      $10,559
10/31/2000            $ 9,951              $10,516      $10,578
11/30/2000            $10,047              $10,596      $10,584
12/31/2000            $10,367              $10,858      $10,578
 1/31/2001            $10,410              $10,965      $10,644
 2/28/2001            $10,453              $11,000      $10,687
 3/31/2001            $10,522              $11,099      $10,711
 4/30/2001            $10,374              $10,978      $10,754
 5/31/2001            $10,472              $11,097      $10,802
 6/30/2001            $10,579              $11,171      $10,821
 7/31/2001            $10,733              $11,336      $10,790
 8/31/2001            $10,915              $11,523      $10,790
 9/30/2001            $10,865              $11,484      $10,839
10/31/2001            $10,992              $11,621      $10,802
11/30/2001            $10,914              $11,523      $10,784
12/31/2001            $10,798              $11,414      $10,742
 1/31/2002            $10,945              $11,612      $10,766
 2/28/2002            $11,065              $11,752      $10,809
 3/31/2002            $10,871              $11,522      $10,869
 4/30/2002            $11,021              $11,747      $10,930
 5/31/2002            $11,123              $11,818      $10,930
 6/30/2002            $11,206              $11,943      $10,936
 7/31/2002            $11,338              $12,097      $10,948
 8/31/2002            $11,480              $12,242      $10,985
 9/30/2002            $11,738              $12,510      $11,003
10/31/2002            $11,528              $12,303      $11,021
11/30/2002            $11,484              $12,252      $11,021
12/31/2002            $11,725              $12,510      $10,997
 1/31/2003            $11,710              $12,479      $11,046
 2/28/2003            $11,863              $12,653      $11,131
 3/31/2003            $11,896              $12,661      $11,198
 4/30/2003            $12,000              $12,744      $11,173
 5/31/2003            $12,284              $13,043      $11,155
 6/30/2003            $12,237              $12,987      $11,167
 7/31/2003            $11,765              $12,533      $11,179
 8/31/2003            $11,859              $12,626      $11,222
 9/30/2003            $12,157              $12,997      $11,258
10/31/2003            $12,110              $12,932      $11,246
11/30/2003            $12,246              $13,067      $11,216
12/31/2003            $12,342              $13,175      $11,204
 1/31/2004            $12,427              $13,250      $11,258
 2/29/2004            $12,596              $13,450      $11,319
 3/31/2004            $12,589              $13,403      $11,392
 4/30/2004            $12,289              $13,086      $11,429
 5/31/2004            $12,229              $13,038      $11,495
 6/30/2004            $12,254              $13,086      $11,532
 7/31/2004            $12,415              $13,258      $11,514
 8/31/2004            $12,630              $13,524      $11,520
 9/30/2004            $12,719              $13,595      $11,544
10/31/2004            $12,829              $13,712      $11,605
11/30/2004            $12,724              $13,599      $11,611
12/31/2004            $12,889              $13,765      $11,568
 1/31/2005            $13,033              $13,894      $11,593
 2/28/2005            $13,014              $13,848      $11,660
 3/31/2005            $12,974              $13,760      $11,751
 4/30/2005            $13,183              $13,977      $11,830
 5/31/2005            $13,273              $14,076      $11,818
 6/30/2005            $13,341              $14,163      $11,824
 7/31/2005            $13,266              $14,099      $11,878
 8/31/2005            $13,401              $14,242      $11,939
 9/30/2005            $13,292              $14,146      $12,085
10/31/2005            $13,215              $14,060      $12,109
11/30/2005            $13,273              $14,127      $12,012
12/31/2005            $13,387              $14,249      $11,964
 1/31/2006            $13,400              $14,287      $12,055
 2/28/2006            $13,503              $14,383      $12,079
 3/31/2006            $13,402              $14,284      $12,146
 4/30/2006            $13,425              $14,279      $12,249
 5/31/2006            $13,460              $14,343      $12,310
 6/30/2006            $13,415              $14,289      $12,334
 7/31/2006            $13,566              $14,459      $12,371
 8/31/2006            $13,752              $14,673      $12,395
 9/30/2006            $13,846              $14,775      $12,334
10/31/2006            $13,917              $14,868      $12,267
11/30/2006            $14,035              $14,992      $12,249
12/31/2006            $13,989              $14,939      $12,267
 1/31/2007            $13,944              $14,901      $12,305
 2/28/2007            $14,122              $15,097      $12,371
 3/31/2007            $14,075              $15,060      $12,483
 4/30/2007            $14,112              $15,104      $12,564
 5/31/2007            $14,054              $15,038      $12,641
 6/30/2007            $13,984              $14,960      $12,666
 7/31/2007            $14,081              $15,076      $12,663
 8/31/2007            $13,987              $15,011      $12,639
 9/30/2007            $14,181              $15,233      $12,674
10/31/2007            $14,243              $15,301      $12,701
11/30/2007            $14,341              $15,398      $12,777
12/31/2007            $14,392              $15,441      $12,768
 1/31/2008            $14,466              $15,636      $12,832
 2/29/2008            $13,789              $14,920      $12,869
 3/31/2008            $14,196              $15,346      $12,980
 4/30/2008            $14,430              $15,526      $13,059
 5/31/2008            $14,517              $15,620      $13,169
 6/30/2008            $14,344              $15,443      $13,302
 7/31/2008            $14,382              $15,502      $13,372
 8/31/2008            $14,470              $15,683      $13,318
 9/30/2008            $13,778              $14,948      $13,300
10/31/2008            $13,630              $14,795      $13,166
11/30/2008            $13,529              $14,842      $12,913
12/31/2008            $13,555              $15,059      $12,780
 1/31/2009            $13,900              $15,610      $12,835
 2/28/2009            $14,062              $15,692      $12,899

Total Returns           40.62%               56.92%       28.99%

AVERAGE ANNUAL TOTAL RETURN

CLASS C   2/28/09
-------   -------
1-Year     +0.45%
5-Year     +1.67%
10-Year    +3.36%

                               (PERFORMANCE GRAPH)

             FRANKLIN MASSACHUSETTS   BARCLAYS CAPITAL
                 TAX-FREE INCOME       MUNICIPAL BOND
   DATE          FUND - CLASS C             INDEX         CPI
----------------------------------------------------------------
  3/1/1999            $10,000              $10,000      $10,000
 3/31/1999            $10,027              $10,014      $10,030
 4/30/1999            $10,045              $10,039      $10,103
 5/31/1999            $ 9,996              $ 9,981      $10,103
 6/30/1999            $ 9,851              $ 9,837      $10,103
 7/31/1999            $ 9,862              $ 9,873      $10,134
 8/31/1999            $ 9,717              $ 9,794      $10,158
 9/30/1999            $ 9,658              $ 9,798      $10,207
10/31/1999            $ 9,511              $ 9,692      $10,225
11/30/1999            $ 9,618              $ 9,795      $10,231
12/31/1999            $ 9,524              $ 9,722      $10,231
 1/31/2000            $ 9,456              $ 9,679      $10,261
 2/29/2000            $ 9,618              $ 9,792      $10,322
 3/31/2000            $ 9,842              $10,006      $10,407
 4/30/2000            $ 9,764              $ 9,947      $10,413
 5/31/2000            $ 9,668              $ 9,895      $10,426
 6/30/2000            $ 9,949              $10,157      $10,480
 7/31/2000            $10,123              $10,299      $10,505
 8/31/2000            $10,253              $10,457      $10,505
 9/30/2000            $10,173              $10,403      $10,559
10/31/2000            $10,303              $10,516      $10,578
11/30/2000            $10,398              $10,596      $10,584
12/31/2000            $10,732              $10,858      $10,578
 1/31/2001            $10,762              $10,965      $10,644
 2/28/2001            $10,810              $11,000      $10,687
 3/31/2001            $10,877              $11,099      $10,711
 4/30/2001            $10,719              $10,978      $10,754
 5/31/2001            $10,815              $11,097      $10,802
 6/30/2001            $10,910              $11,171      $10,821
 7/31/2001            $11,072              $11,336      $10,790
 8/31/2001            $11,245              $11,523      $10,790
 9/30/2001            $11,198              $11,484      $10,839
10/31/2001            $11,314              $11,621      $10,802
11/30/2001            $11,238              $11,523      $10,784
12/31/2001            $11,104              $11,414      $10,742
 1/31/2002            $11,259              $11,612      $10,766
 2/28/2002            $11,367              $11,752      $10,809
 3/31/2002            $11,163              $11,522      $10,869
 4/30/2002            $11,321              $11,747      $10,930
 5/31/2002            $11,420              $11,818      $10,930
 6/30/2002            $11,499              $11,943      $10,936
 7/31/2002            $11,639              $12,097      $10,948
 8/31/2002            $11,769              $12,242      $10,985
 9/30/2002            $12,036              $12,510      $11,003
10/31/2002            $11,807              $12,303      $11,021
11/30/2002            $11,757              $12,252      $11,021
12/31/2002            $11,997              $12,510      $10,997
 1/31/2003            $11,976              $12,479      $11,046
 2/28/2003            $12,126              $12,653      $11,131
 3/31/2003            $12,154              $12,661      $11,198
 4/30/2003            $12,254              $12,744      $11,173
 5/31/2003            $12,538              $13,043      $11,155
 6/30/2003            $12,494              $12,987      $11,167
 7/31/2003            $12,009              $12,533      $11,179
 8/31/2003            $12,098              $12,626      $11,222
 9/30/2003            $12,395              $12,997      $11,258
10/31/2003            $12,340              $12,932      $11,246
11/30/2003            $12,462              $13,067      $11,216
12/31/2003            $12,564              $13,175      $11,204
 1/31/2004            $12,634              $13,250      $11,258
 2/29/2004            $12,810              $13,450      $11,319
 3/31/2004            $12,796              $13,403      $11,392
 4/30/2004            $12,488              $13,086      $11,429
 5/31/2004            $12,422              $13,038      $11,495
 6/30/2004            $12,441              $13,086      $11,532
 7/31/2004            $12,597              $13,258      $11,514
 8/31/2004            $12,808              $13,524      $11,520
 9/30/2004            $12,902              $13,595      $11,544
10/31/2004            $12,996              $13,712      $11,605
11/30/2004            $12,897              $13,599      $11,611
12/31/2004            $13,045              $13,765      $11,568
 1/31/2005            $13,194              $13,894      $11,593
 2/28/2005            $13,158              $13,848      $11,660
 3/31/2005            $13,123              $13,760      $11,751
 4/30/2005            $13,327              $13,977      $11,830
 5/31/2005            $13,411              $14,076      $11,818
 6/30/2005            $13,462              $14,163      $11,824
 7/31/2005            $13,392              $14,099      $11,878
 8/31/2005            $13,510              $14,242      $11,939
 9/30/2005            $13,406              $14,146      $12,085
10/31/2005            $13,312              $14,060      $12,109
11/30/2005            $13,375              $14,127      $12,012
12/31/2005            $13,483              $14,249      $11,964
 1/31/2006            $13,489              $14,287      $12,055
 2/28/2006            $13,575              $14,383      $12,079
 3/31/2006            $13,479              $14,284      $12,146
 4/30/2006            $13,496              $14,279      $12,249
 5/31/2006            $13,525              $14,343      $12,310
 6/30/2006            $13,474              $14,289      $12,334
 7/31/2006            $13,606              $14,459      $12,371
 8/31/2006            $13,797              $14,673      $12,395
 9/30/2006            $13,884              $14,775      $12,334
10/31/2006            $13,948              $14,868      $12,267
11/30/2006            $14,059              $14,992      $12,249
12/31/2006            $14,008              $14,939      $12,267
 1/31/2007            $13,967              $14,901      $12,305
 2/28/2007            $14,126              $15,097      $12,371
 3/31/2007            $14,074              $15,060      $12,483
 4/30/2007            $14,104              $15,104      $12,564
 5/31/2007            $14,040              $15,038      $12,641
 6/30/2007            $13,964              $14,960      $12,666
 7/31/2007            $14,054              $15,076      $12,663
 8/31/2007            $13,954              $15,011      $12,639
 9/30/2007            $14,140              $15,233      $12,674
10/31/2007            $14,194              $15,301      $12,701
11/30/2007            $14,286              $15,398      $12,777
12/31/2007            $14,329              $15,441      $12,768
 1/31/2008            $14,395              $15,636      $12,832
 2/29/2008            $13,721              $14,920      $12,869
 3/31/2008            $14,115              $15,346      $12,980
 4/30/2008            $14,352              $15,526      $13,059
 5/31/2008            $14,419              $15,620      $13,169
 6/30/2008            $14,241              $15,443      $13,302
 7/31/2008            $14,272              $15,502      $13,372
 8/31/2008            $14,365              $15,683      $13,318
 9/30/2008            $13,665              $14,948      $13,300
10/31/2008            $13,513              $14,795      $13,166
11/30/2008            $13,394              $14,842      $12,913
12/31/2008            $13,414              $15,059      $12,780
 1/31/2009            $13,759              $15,610      $12,835
 2/28/2009            $13,913              $15,692      $12,899

Total Returns           39.13%               56.92%       28.99%


                               22 | Annual Report

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/28/09.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 12/29/08 for the maximum combined effective federal and Massachusetts personal income tax rate of 38.45%, based on the federal income tax rate of 35.00%.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/09.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(8.) Source: (C) 2009 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               Annual Report | 23

Your Fund's Expenses

FRANKLIN MASSACHUSETTS TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               24 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                          BEGINNING ACCOUNT  ENDING ACCOUNT   EXPENSES PAID DURING
                                             VALUE 9/1/08     VALUE 2/28/09  PERIOD* 9/1/08-2/28/09
                                          -----------------  --------------  ----------------------
CLASS A
Actual                                          $1,000          $  972.00             $3.23
Hypothetical (5% return before expenses)        $1,000          $1,021.52             $3.31
CLASS C
Actual                                          $1,000          $  968.80             $5.91
Hypothetical (5% return before expenses)        $1,000          $1,018.79             $6.06

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.66% and C: 1.21%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               Annual Report | 25

Franklin Michigan Tax-Free Income Fund
(formerly, Franklin Michigan Insured Tax-Free Income Fund)

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Michigan Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Michigan personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*
Franklin Michigan Tax-Free Income Fund
2/28/09

                         % OF TOTAL
RATINGS            LONG-TERM INVESTMENTS**
-------            -----------------------
AAA                         43.2%
AA                          37.4%
A                           17.7%
BBB                          0.7%
Not Rated by S&P             1.0%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS                  MOODY'S
-------                  -------
AA or Aa                   0.3%
A                          0.4%
Below Investment Grade     0.3%
Total                      1.0%

This annual report for Franklin Michigan Tax-Free Income Fund covers the fiscal year ended February 28, 2009.

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 88.


                               26 | Annual Report

DIVIDEND DISTRIBUTIONS*
Franklin Michigan Tax-Free Income Fund

                                   DIVIDEND PER SHARE
                 ------------------------------------------------------
MONTH              CLASS A      CLASS B      CLASS C    ADVISOR CLASS**
-----            ----------   ----------   ----------   ---------------
March 2008       4.26 cents   3.68 cents   3.68 cents              --
April 2008       4.26 cents   3.68 cents   3.68 cents              --
May 2008         4.26 cents   3.68 cents   3.68 cents              --
June 2008        4.26 cents   3.71 cents   3.71 cents              --
July 2008        4.26 cents   3.71 cents   3.71 cents      2.81 cents
August 2008      4.26 cents   3.71 cents   3.71 cents      4.36 cents
September 2008   4.26 cents   3.72 cents   3.70 cents      4.35 cents
October 2008     4.26 cents   3.72 cents   3.70 cents      4.35 cents
November 2008    4.26 cents   3.72 cents   3.70 cents      4.35 cents
December 2008    4.26 cents   3.77 cents   3.77 cents      4.35 cents
January 2009     4.26 cents   3.77 cents   3.77 cents      4.35 cents
February 2009    4.26 cents   3.77 cents   3.77 cents      4.35 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Effective 7/1/08, the Fund began offering Advisor Class shares. See the prospectus for details.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, decreased from $11.71 on February 29, 2008, to $11.48 on February 28, 2009. The Fund's Class A shares paid dividends totaling 50.90 cents per share for the same period.(2) The Performance Summary beginning on page 31 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.26% based on an annualization of the current 4.26 cent per share dividend and the maximum offering price of $11.99 on February 28, 2009. An investor in the 2009 maximum combined effective federal and Michigan personal income tax bracket of 39.45% would need to earn a distribution rate of 7.04% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B, C and Advisor shares' performance, please see the Performance Summary.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                               Annual Report | 27

PORTFOLIO BREAKDOWN
Franklin Michigan Tax-Free Income Fund 2/28/09

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
Prerefunded                                     32.4%
General Obligation                              22.1%
Utilities                                       12.6%
Higher Education                                10.5%
Hospital & Health Care                           9.1%
Subject to Government Appropriations             6.3%
Transportation                                   4.7%
Tax-Supported                                    1.3%
Other Revenue                                    1.0%

*    Does not include short-term investments and other net assets.

STATE UPDATE

The deepening national recession has extended Michigan's years-long economic doldrums, with overall business and employment conditions deteriorating severely. During the year under review, the Big Three (GM, Ford and Chrysler), cornerstones of the state's crucial motor-vehicle industry, reported record losses amid 27-year sales lows and sought federal assistance. State employment in motor vehicle manufacturing was estimated to have fallen by more than 50% from 2000 peak levels.(3) Other types of manufacturing jobs, as well as those related to construction, also suffered significant declines. Michigan's real estate market also shrank, due to disproportionately large declines in home prices and high foreclosure rates compared with most other states. These trends took a toll on the state economy and pushed its unemployment rate from 7.2% to 12.0% during the year under review, with February 2009 jobless levels far exceeding the 8.1% national rate.(4) Michigan wage and salary employment has fallen in all years since 2001, and the state has endured roughly four years of recession compared to the nation's one. Underscoring this disparity is Michigan's gross domestic product (GDP), which has increased by only 2% over the past 10 years while U.S. GDP has grown by 20%.(3) Partially as a result, out-migration by Michiganders has resulted in steady population declines in recent years.

Michigan's liquidity position has been adversely impacted due to declining revenues and potentially higher budgetary needs in recent years, and the state has realized general fund deficits during six of the past seven years. The breadth and depth of the current recession significantly strained available resources just as state legislators faced escalating budgetary pressures in the areas of social services and infrastructure. Recession-induced spending pressures are more pronounced in states with industry or sector concentration, even more so among durable-goods producers such as Michigan. As the prospect of economic growth alone driving structural budget balance grew less likely, the enacted fiscal year 2009 budget decreased spending by 2% from fiscal year 2008 levels, which along with various revenue adjustments helped eliminate a $365 million budget gap.(3) The state also implemented a new business tax system and affiliated surcharge as well as an increase in the personal income tax rate to help restore structural budgetary balance. These tax changes allowed Michigan to reduce its

(3.) Source: Standard & Poor's, "Michigan; General Obligation," RATINGSDIRECT,
     10/15/08.

(4.) Source: U.S. Bureau of Labor Statistics.


                               28 | Annual Report
reliance on nonrecurring measures. However, growing health care and corrections costs and state revenue sharing demands could put further strain on state finances.

Michigan's ability to handle such a drastic and protracted economic downturn highlighted the importance of its governance and financial management strengths. Two of those relative strengths are the state's debt and pension positions, which have required less funding in recent years, and per capita debt ratios have fallen after years of increases. Michigan retained a modest debt burden, ranking 31st in the nation for debt per capita and 29th for debt to income.(5) With Michigan's low debt and pension burden, good budget management that has allowed the state to operate effectively on thin margins, and a diversifying economic base as it partially relinquishes its dependence on auto manufacturing, independent credit rating agency Standard & Poor's affirmed its AA- long-term rating and stable outlook for Michigan's general obligation bonds.(6)

MANAGER'S DISCUSSION

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

As mentioned in the Municipal Bond Market Overview beginning on page 4, over the past year the municipal bond insurance industry changed dramatically. In light of recent credit market conditions and recent and possible future downgrades of municipal bond insurers, the supply of insured Michigan municipal securities that met the Fund's previous investment guidelines was limited. We were no longer confident we would be able to meet the Fund's non-fundamental investment policy of investing at least 80% of net assets in insured municipal securities. Therefore, the board of trustees eliminated the Fund's non-fundamental investment policy and changed its name, effective February 17, 2009. Going forward, the Fund will buy only municipal securities rated in the top four ratings by U.S. nationally recognized rating services (or comparable unrated securities). Because of its historical investment policy of investing in insured municipal securities, the Fund's portfolio consisted predominantly of insured municipal securities at fiscal year-end, and the recent changes had little effect on performance.

(5.) Source: Moody's Investors Service, "New Issue: Michigan (State of),"
     10/21/08.

(6.) This does not indicate Standard & Poor's rating of the Fund.


                               Annual Report | 29

Thank you for your continued participation in Franklin Michigan Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               30 | Annual Report

Performance Summary as of 2/28/09

FRANKLIN MICHIGAN TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FTTMX)                    CHANGE   2/28/09   2/29/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$0.23    $11.48    $11.71
DISTRIBUTIONS (3/1/08-2/28/09)
Dividend Income                  $0.5090

CLASS B (SYMBOL: FBMIX)                    CHANGE   2/28/09   2/29/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$0.23    $11.54    $11.77
DISTRIBUTIONS (3/1/08-2/28/09)
Dividend Income                  $0.4447

CLASS C (SYMBOL: FRMTX)                    CHANGE   2/28/09   2/29/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$0.22    $11.61    $11.83
DISTRIBUTIONS (3/1/08-2/28/09)
Dividend Income                  $0.4441

ADVISOR CLASS (SYMBOL: N/A)                CHANGE   2/28/09    7/1/08
---------------------------                ------   -------   -------
Net Asset Value (NAV)                      -$0.46    $11.49    $11.95
DISTRIBUTIONS (7/1/08-2/28/09)
Dividend Income                  $0.3440


                               Annual Report | 31

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                             1-YEAR   5-YEAR   10-YEAR
-------                                             ------   ------   -------
Cumulative Total Return(1)                          +2.41%   +13.77%   +49.86%
Average Annual Total Return(2)                      -1.94%    +1.72%    +3.67%
Avg. Ann. Total Return (3/31/09)(3)                 -4.02%    +1.86%    +3.67%
   Distribution Rate(4)                      4.26%
   Taxable Equivalent Distribution Rate(5)   7.04%
   30-Day Standardized Yield(6)              3.54%
   Taxable Equivalent Yield(5)               5.69%
   Total Annual Operating expenses(7)        0.64%

CLASS B                                             1-YEAR   5-YEAR   INCEPTION (2/1/00)
-------                                             ------   ------   ------------------
Cumulative Total Return(1)                          +1.84%   +10.72%        +49.12%
Average Annual Total Return(2)                      -2.08%    +1.72%         +4.50%
Avg. Ann. Total Return (3/31/09)(3)                 -4.15%    +1.83%         +4.48%
   Distribution Rate(4)                      3.89%
   Taxable Equivalent Distribution Rate(5)   6.42%
   30-Day Standardized Yield(6)              3.10%
   Taxable Equivalent Yield(5)               4.99%
   Total Annual Operating expenses(7)        1.19%

CLASS C                                             1-YEAR   5-YEAR   10-YEAR
-------                                             ------   ------   -------
Cumulative Total Return(1)                          +1.91%   +10.73%   +41.91%
Average Annual Total Return(2)                      +0.93%    +2.06%    +3.56%
Avg. Ann. Total Return (3/31/09)(3)                 -1.28%    +2.19%    +3.56%
   Distribution Rate(4)                      3.87%
   Taxable Equivalent Distribution Rate(5)   6.39%
   30-Day Standardized Yield(6)              3.14%
   Taxable Equivalent Yield(5)               5.05%
   Total Annual Operating Expenses(7)        1.19%

ADVISOR CLASS(8)                                    1-YEAR    5-YEAR  10-YEAR
----------------                                    ------   ------   -------
Cumulative Total Return(1)                          +2.57%   +13.94%   +50.08%
Average Annual Total Return(2)                      +2.57%    +2.64%    +4.14%
Avg. Ann. Total Return (3/31/09)(3)                 +0.39%    +2.78%    +4.14%
   Distribution Rate(4)                      4.54%
   Taxable Equivalent Distribution Rate(5)   7.50%
   30-Day Standardized Yield(6)              3.79%
   Taxable Equivalent Yield(5)               6.10%
   Total Annual Operating Expenses(7)        0.54%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                               32 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   2/28/09
-------   -------
1-Year     -1.94%
5-Year     +1.72%
10-Year    +3.67%

                               (PERFORMANCE GRAPH)

             FRANKLIN MICHIGAN TAX-FREE     BARCLAYS CAPITAL
   DATE         INCOME FUND - CLASS A     MUNICIPAL BOND INDEX     CPI
----------   --------------------------   --------------------   -------
  3/1/1999             $ 9,571                   $10,000         $10,000
 3/31/1999             $ 9,594                   $10,014         $10,030
 4/30/1999             $ 9,609                   $10,039         $10,103
 5/31/1999             $ 9,562                   $ 9,981         $10,103
 6/30/1999             $ 9,443                   $ 9,837         $10,103
 7/31/1999             $ 9,466                   $ 9,873         $10,134
 8/31/1999             $ 9,363                   $ 9,794         $10,158
 9/30/1999             $ 9,346                   $ 9,798         $10,207
10/31/1999             $ 9,257                   $ 9,692         $10,225
11/30/1999             $ 9,337                   $ 9,795         $10,231
12/31/1999             $ 9,272                   $ 9,722         $10,231
 1/31/2000             $ 9,231                   $ 9,679         $10,261
 2/29/2000             $ 9,321                   $ 9,792         $10,322
 3/31/2000             $ 9,518                   $10,006         $10,407
 4/30/2000             $ 9,468                   $ 9,947         $10,413
 5/31/2000             $ 9,418                   $ 9,895         $10,426
 6/30/2000             $ 9,659                   $10,157         $10,480
 7/31/2000             $ 9,792                   $10,299         $10,505
 8/31/2000             $ 9,935                   $10,457         $10,505
 9/30/2000             $ 9,884                   $10,403         $10,559
10/31/2000             $ 9,977                   $10,516         $10,578
11/30/2000             $10,045                   $10,596         $10,584
12/31/2000             $10,300                   $10,858         $10,578
 1/31/2001             $10,368                   $10,965         $10,644
 2/28/2001             $10,420                   $11,000         $10,687
 3/31/2001             $10,514                   $11,099         $10,711
 4/30/2001             $10,419                   $10,978         $10,754
 5/31/2001             $10,514                   $11,097         $10,802
 6/30/2001             $10,583                   $11,171         $10,821
 7/31/2001             $10,731                   $11,336         $10,790
 8/31/2001             $10,880                   $11,523         $10,790
 9/30/2001             $10,852                   $11,484         $10,839
10/31/2001             $10,976                   $11,621         $10,802
11/30/2001             $10,894                   $11,523         $10,784
12/31/2001             $10,795                   $11,414         $10,742
 1/31/2002             $10,982                   $11,612         $10,766
 2/28/2002             $11,089                   $11,752         $10,809
 3/31/2002             $10,880                   $11,522         $10,869
 4/30/2002             $11,070                   $11,747         $10,930
 5/31/2002             $11,124                   $11,818         $10,930
 6/30/2002             $11,223                   $11,943         $10,936
 7/31/2002             $11,360                   $12,097         $10,948
 8/31/2002             $11,478                   $12,242         $10,985
 9/30/2002             $11,717                   $12,510         $11,003
10/31/2002             $11,566                   $12,303         $11,021
11/30/2002             $11,536                   $12,252         $11,021
12/31/2002             $11,768                   $12,510         $10,997
 1/31/2003             $11,747                   $12,479         $11,046
 2/28/2003             $11,887                   $12,653         $11,131
 3/31/2003             $11,912                   $12,661         $11,198
 4/30/2003             $12,005                   $12,744         $11,173
 5/31/2003             $12,291                   $13,043         $11,155
 6/30/2003             $12,248                   $12,987         $11,167
 7/31/2003             $11,817                   $12,533         $11,179
 8/31/2003             $11,890                   $12,626         $11,222
 9/30/2003             $12,169                   $12,997         $11,258
10/31/2003             $12,135                   $12,932         $11,246
11/30/2003             $12,268                   $13,067         $11,216
12/31/2003             $12,351                   $13,175         $11,204
 1/31/2004             $12,435                   $13,250         $11,258
 2/29/2004             $12,610                   $13,450         $11,319
 3/31/2004             $12,555                   $13,403         $11,392
 4/30/2004             $12,267                   $13,086         $11,429
 5/31/2004             $12,233                   $13,038         $11,495
 6/30/2004             $12,238                   $13,086         $11,532
 7/31/2004             $12,375                   $13,258         $11,514
 8/31/2004             $12,574                   $13,524         $11,520
 9/30/2004             $12,641                   $13,595         $11,544
10/31/2004             $12,761                   $13,712         $11,605
11/30/2004             $12,653                   $13,599         $11,611
12/31/2004             $12,824                   $13,765         $11,568
 1/31/2005             $12,955                   $13,894         $11,593
 2/28/2005             $12,940                   $13,848         $11,660
 3/31/2005             $12,873                   $13,760         $11,751
 4/30/2005             $13,036                   $13,977         $11,830
 5/31/2005             $13,147                   $14,076         $11,818
 6/30/2005             $13,206                   $14,163         $11,824
 7/31/2005             $13,179                   $14,099         $11,878
 8/31/2005             $13,281                   $14,242         $11,939
 9/30/2005             $13,211                   $14,146         $12,085
10/31/2005             $13,162                   $14,060         $12,109
11/30/2005             $13,221                   $14,127         $12,012
12/31/2005             $13,313                   $14,249         $11,964
 1/31/2006             $13,340                   $14,287         $12,055
 2/28/2006             $13,432                   $14,383         $12,079
 3/31/2006             $13,361                   $14,284         $12,146
 4/30/2006             $13,377                   $14,279         $12,249
 5/31/2006             $13,415                   $14,343         $12,310
 6/30/2006             $13,353                   $14,289         $12,334
 7/31/2006             $13,502                   $14,459         $12,371
 8/31/2006             $13,662                   $14,673         $12,395
 9/30/2006             $13,745                   $14,775         $12,334
10/31/2006             $13,817                   $14,868         $12,267
11/30/2006             $13,923                   $14,992         $12,249
12/31/2006             $13,882                   $14,939         $12,267
 1/31/2007             $13,863                   $14,901         $12,305
 2/28/2007             $14,016                   $15,097         $12,371
 3/31/2007             $13,997                   $15,060         $12,483
 4/30/2007             $14,024                   $15,104         $12,564
 5/31/2007             $13,982                   $15,038         $12,641
 6/30/2007             $13,950                   $14,960         $12,666
 7/31/2007             $14,046                   $15,076         $12,663
 8/31/2007             $14,026                   $15,011         $12,639
 9/30/2007             $14,194                   $15,233         $12,674
10/31/2007             $14,244                   $15,301         $12,701
11/30/2007             $14,342                   $15,398         $12,777
12/31/2007             $14,394                   $15,441         $12,768
 1/31/2008             $14,528                   $15,636         $12,832
 2/29/2008             $14,006                   $14,920         $12,869
 3/31/2008             $14,343                   $15,346         $12,980
 4/30/2008             $14,515                   $15,526         $13,059
 5/31/2008             $14,590                   $15,620         $13,169
 6/30/2008             $14,460                   $15,443         $13,302
 7/31/2008             $14,499                   $15,502         $13,372
 8/31/2008             $14,624                   $15,683         $13,318
 9/30/2008             $13,782                   $14,948         $13,300
10/31/2008             $13,801                   $14,795         $13,166
11/30/2008             $13,791                   $14,842         $12,913
12/31/2008             $13,968                   $15,059         $12,780
 1/31/2009             $14,231                   $15,610         $12,835
 2/28/2009             $14,343                   $15,692         $12,899

Total Returns            43.43%                   56.92%           28.99%

AVERAGE ANNUAL TOTAL RETURN

CLASS B                    2/28/09
-------                    -------
1-Year                      -2.08%
5-Year                      +1.72%
Since Inception (2/1/00)    +4.50%

                               (PERFORMANCE GRAPH)

             FRANKLIN MICHIGAN TAX-FREE   BARCLAYS CAPITAL MUNICIPAL
   DATE        INCOME FUND - CLASS B              BOND INDEX             CPI
----------   --------------------------   --------------------------   -------
  2/1/2000             $10,000                      $10,000            $10,000
 2/29/2000             $10,096                      $10,116            $10,059
 3/31/2000             $10,295                      $10,337            $10,142
 4/30/2000             $10,236                      $10,276            $10,148
 5/31/2000             $10,187                      $10,223            $10,160
 6/30/2000             $10,442                      $10,494            $10,213
 7/31/2000             $10,581                      $10,640            $10,237
 8/31/2000             $10,730                      $10,804            $10,237
 9/30/2000             $10,679                      $10,748            $10,290
10/31/2000             $10,774                      $10,865            $10,308
11/30/2000             $10,842                      $10,947            $10,314
12/31/2000             $11,112                      $11,217            $10,308
 1/31/2001             $11,189                      $11,328            $10,373
 2/28/2001             $11,239                      $11,364            $10,415
 3/31/2001             $11,326                      $11,466            $10,438
 4/30/2001             $11,227                      $11,342            $10,480
 5/31/2001             $11,324                      $11,464            $10,527
 6/30/2001             $11,393                      $11,541            $10,545
 7/31/2001             $11,547                      $11,712            $10,515
 8/31/2001             $11,701                      $11,905            $10,515
 9/30/2001             $11,675                      $11,865            $10,563
10/31/2001             $11,792                      $12,006            $10,527
11/30/2001             $11,700                      $11,905            $10,509
12/31/2001             $11,588                      $11,792            $10,468
 1/31/2002             $11,783                      $11,997            $10,492
 2/28/2002             $11,892                      $12,141            $10,533
 3/31/2002             $11,662                      $11,903            $10,592
 4/30/2002             $11,860                      $12,136            $10,652
 5/31/2002             $11,912                      $12,210            $10,652
 6/30/2002             $12,012                      $12,339            $10,658
 7/31/2002             $12,162                      $12,498            $10,669
 8/31/2002             $12,283                      $12,648            $10,705
 9/30/2002             $12,532                      $12,925            $10,723
10/31/2002             $12,356                      $12,711            $10,741
11/30/2002             $12,328                      $12,658            $10,741
12/31/2002             $12,569                      $12,925            $10,717
 1/31/2003             $12,540                      $12,892            $10,764
 2/28/2003             $12,683                      $13,072            $10,847
 3/31/2003             $12,705                      $13,080            $10,912
 4/30/2003             $12,798                      $13,167            $10,889
 5/31/2003             $13,105                      $13,475            $10,871
 6/30/2003             $13,053                      $13,418            $10,883
 7/31/2003             $12,580                      $12,948            $10,895
 8/31/2003             $12,651                      $13,045            $10,936
 9/30/2003             $12,941                      $13,428            $10,972
10/31/2003             $12,898                      $13,360            $10,960
11/30/2003             $13,033                      $13,500            $10,930
12/31/2003             $13,116                      $13,611            $10,918
 1/31/2004             $13,210                      $13,689            $10,972
 2/29/2004             $13,378                      $13,895            $11,031
 3/31/2004             $13,324                      $13,847            $11,102
 4/30/2004             $13,015                      $13,519            $11,137
 5/31/2004             $12,961                      $13,470            $11,203
 6/30/2004             $12,971                      $13,519            $11,238
 7/31/2004             $13,110                      $13,697            $11,220
 8/31/2004             $13,314                      $13,971            $11,226
 9/30/2004             $13,379                      $14,046            $11,250
10/31/2004             $13,488                      $14,166            $11,309
11/30/2004             $13,379                      $14,049            $11,315
12/31/2004             $13,543                      $14,221            $11,274
 1/31/2005             $13,685                      $14,354            $11,297
 2/28/2005             $13,652                      $14,306            $11,363
 3/31/2005             $13,575                      $14,216            $11,451
 4/30/2005             $13,751                      $14,440            $11,528
 5/31/2005             $13,861                      $14,542            $11,517
 6/30/2005             $13,916                      $14,632            $11,523
 7/31/2005             $13,882                      $14,566            $11,576
 8/31/2005             $13,982                      $14,713            $11,635
 9/30/2005             $13,903                      $14,614            $11,777
10/31/2005             $13,846                      $14,526            $11,801
11/30/2005             $13,901                      $14,595            $11,706
12/31/2005             $13,980                      $14,721            $11,659
 1/31/2006             $14,001                      $14,761            $11,748
 2/28/2006             $14,103                      $14,860            $11,771
 3/31/2006             $14,021                      $14,757            $11,836
 4/30/2006             $14,020                      $14,752            $11,937
 5/31/2006             $14,065                      $14,818            $11,996
 6/30/2006             $13,994                      $14,762            $12,020
 7/31/2006             $14,131                      $14,938            $12,056
 8/31/2006             $14,304                      $15,159            $12,079
 9/30/2006             $14,384                      $15,265            $12,020
10/31/2006             $14,452                      $15,361            $11,955
11/30/2006             $14,556                      $15,489            $11,937
12/31/2006             $14,507                      $15,434            $11,955
 1/31/2007             $14,481                      $15,394            $11,991
 2/28/2007             $14,632                      $15,597            $12,056
 3/31/2007             $14,606                      $15,559            $12,165
 4/30/2007             $14,628                      $15,605            $12,244
 5/31/2007             $14,577                      $15,536            $12,319
 6/30/2007             $14,538                      $15,455            $12,343
 7/31/2007             $14,631                      $15,575            $12,340
 8/31/2007             $14,603                      $15,508            $12,317
 9/30/2007             $14,770                      $15,737            $12,351
10/31/2007             $14,816                      $15,807            $12,378
11/30/2007             $14,911                      $15,908            $12,451
12/31/2007             $14,957                      $15,952            $12,443
 1/31/2008             $15,089                      $16,153            $12,505
 2/29/2008             $14,547                      $15,414            $12,541
 3/31/2008             $14,901                      $15,854            $12,650
 4/30/2008             $15,077                      $16,040            $12,726
 5/31/2008             $15,155                      $16,137            $12,834
 6/30/2008             $15,020                      $15,955            $12,963
 7/31/2008             $15,062                      $16,015            $13,031
 8/31/2008             $15,190                      $16,203            $12,979
 9/30/2008             $14,320                      $15,443            $12,961
10/31/2008             $14,338                      $15,285            $12,830
11/30/2008             $14,324                      $15,334            $12,584
12/31/2008             $14,513                      $15,558            $12,454
 1/31/2009             $14,785                      $16,127            $12,508
 2/28/2009             $14,912                      $16,212            $12,571

Total Returns            49.12%                       62.12%             25.71%


                               Annual Report | 33

AVERAGE ANNUAL TOTAL RETURN

CLASS C   2/28/09
-------   -------
1-Year     +0.93%
5-Year     +2.06%
10-Year    +3.56%

                               (PERFORMANCE GRAPH)

             FRANKLIN MICHIGAN TAX-FREE     BARCLAYS CAPITAL
   DATE         INCOME FUND - CLASS C     MUNICIPAL BOND INDEX     CPI
----------   --------------------------   --------------------   -------
  3/1/1999             $10,000                   $10,000         $10,000
 3/31/1999             $10,019                   $10,014         $10,030
 4/30/1999             $10,029                   $10,039         $10,103
 5/31/1999             $ 9,975                   $ 9,981         $10,103
 6/30/1999             $ 9,847                   $ 9,837         $10,103
 7/31/1999             $ 9,866                   $ 9,873         $10,134
 8/31/1999             $ 9,754                   $ 9,794         $10,158
 9/30/1999             $ 9,732                   $ 9,798         $10,207
10/31/1999             $ 9,628                   $ 9,692         $10,225
11/30/1999             $ 9,715                   $ 9,795         $10,231
12/31/1999             $ 9,635                   $ 9,722         $10,231
 1/31/2000             $ 9,588                   $ 9,679         $10,261
 2/29/2000             $ 9,684                   $ 9,792         $10,322
 3/31/2000             $ 9,883                   $10,006         $10,407
 4/30/2000             $ 9,819                   $ 9,947         $10,413
 5/31/2000             $ 9,772                   $ 9,895         $10,426
 6/30/2000             $10,015                   $10,157         $10,480
 7/31/2000             $10,148                   $10,299         $10,505
 8/31/2000             $10,290                   $10,457         $10,505
 9/30/2000             $10,233                   $10,403         $10,559
10/31/2000             $10,323                   $10,516         $10,578
11/30/2000             $10,397                   $10,596         $10,584
12/31/2000             $10,646                   $10,858         $10,578
 1/31/2001             $10,720                   $10,965         $10,644
 2/28/2001             $10,768                   $11,000         $10,687
 3/31/2001             $10,851                   $11,099         $10,711
 4/30/2001             $10,757                   $10,978         $10,754
 5/31/2001             $10,840                   $11,097         $10,802
 6/30/2001             $10,915                   $11,171         $10,821
 7/31/2001             $11,061                   $11,336         $10,790
 8/31/2001             $11,208                   $11,523         $10,790
 9/30/2001             $11,184                   $11,484         $10,839
10/31/2001             $11,296                   $11,621         $10,802
11/30/2001             $11,208                   $11,523         $10,784
12/31/2001             $11,101                   $11,414         $10,742
 1/31/2002             $11,287                   $11,612         $10,766
 2/28/2002             $11,391                   $11,752         $10,809
 3/31/2002             $11,172                   $11,522         $10,869
 4/30/2002             $11,360                   $11,747         $10,930
 5/31/2002             $11,410                   $11,818         $10,930
 6/30/2002             $11,505                   $11,943         $10,936
 7/31/2002             $11,649                   $12,097         $10,948
 8/31/2002             $11,764                   $12,242         $10,985
 9/30/2002             $12,002                   $12,510         $11,003
10/31/2002             $11,844                   $12,303         $11,021
11/30/2002             $11,808                   $12,252         $11,021
12/31/2002             $12,038                   $12,510         $10,997
 1/31/2003             $12,011                   $12,479         $11,046
 2/28/2003             $12,148                   $12,653         $11,131
 3/31/2003             $12,168                   $12,661         $11,198
 4/30/2003             $12,257                   $12,744         $11,173
 5/31/2003             $12,551                   $13,043         $11,155
 6/30/2003             $12,501                   $12,987         $11,167
 7/31/2003             $12,049                   $12,533         $11,179
 8/31/2003             $12,116                   $12,626         $11,222
 9/30/2003             $12,402                   $12,997         $11,258
10/31/2003             $12,351                   $12,932         $11,246
11/30/2003             $12,489                   $13,067         $11,216
12/31/2003             $12,568                   $13,175         $11,204
 1/31/2004             $12,647                   $13,250         $11,258
 2/29/2004             $12,818                   $13,450         $11,319
 3/31/2004             $12,756                   $13,403         $11,392
 4/30/2004             $12,461                   $13,086         $11,429
 5/31/2004             $12,410                   $13,038         $11,495
 6/30/2004             $12,420                   $13,086         $11,532
 7/31/2004             $12,552                   $13,258         $11,514
 8/31/2004             $12,746                   $13,524         $11,520
 9/30/2004             $12,808                   $13,595         $11,544
10/31/2004             $12,922                   $13,712         $11,605
11/30/2004             $12,808                   $13,599         $11,611
12/31/2004             $12,975                   $13,765         $11,568
 1/31/2005             $13,100                   $13,894         $11,593
 2/28/2005             $13,079                   $13,848         $11,660
 3/31/2005             $13,005                   $13,760         $11,751
 4/30/2005             $13,163                   $13,977         $11,830
 5/31/2005             $13,278                   $14,076         $11,818
 6/30/2005             $13,331                   $14,163         $11,824
 7/31/2005             $13,298                   $14,099         $11,878
 8/31/2005             $13,393                   $14,242         $11,939
 9/30/2005             $13,318                   $14,146         $12,085
10/31/2005             $13,252                   $14,060         $12,109
11/30/2005             $13,305                   $14,127         $12,012
12/31/2005             $13,391                   $14,249         $11,964
 1/31/2006             $13,411                   $14,287         $12,055
 2/28/2006             $13,508                   $14,383         $12,079
 3/31/2006             $13,430                   $14,284         $12,146
 4/30/2006             $13,429                   $14,279         $12,249
 5/31/2006             $13,472                   $14,343         $12,310
 6/30/2006             $13,404                   $14,289         $12,334
 7/31/2006             $13,535                   $14,459         $12,371
 8/31/2006             $13,700                   $14,673         $12,395
 9/30/2006             $13,775                   $14,775         $12,334
10/31/2006             $13,840                   $14,868         $12,267
11/30/2006             $13,939                   $14,992         $12,249
12/31/2006             $13,903                   $14,939         $12,267
 1/31/2007             $13,867                   $14,901         $12,305
 2/28/2007             $14,012                   $15,097         $12,371
 3/31/2007             $13,986                   $15,060         $12,483
 4/30/2007             $14,007                   $15,104         $12,564
 5/31/2007             $13,970                   $15,038         $12,641
 6/30/2007             $13,921                   $14,960         $12,666
 7/31/2007             $14,010                   $15,076         $12,663
 8/31/2007             $13,983                   $15,011         $12,639
 9/30/2007             $14,142                   $15,233         $12,674
10/31/2007             $14,186                   $15,301         $12,701
11/30/2007             $14,276                   $15,398         $12,777
12/31/2007             $14,320                   $15,441         $12,768
 1/31/2008             $14,457                   $15,636         $12,832
 2/29/2008             $13,925                   $14,920         $12,869
 3/31/2008             $14,262                   $15,346         $12,980
 4/30/2008             $14,424                   $15,526         $13,059
 5/31/2008             $14,491                   $15,620         $13,169
 6/30/2008             $14,345                   $15,443         $13,302
 7/31/2008             $14,389                   $15,502         $13,372
 8/31/2008             $14,505                   $15,683         $13,318
 9/30/2008             $13,673                   $14,948         $13,300
10/31/2008             $13,672                   $14,795         $13,166
11/30/2008             $13,655                   $14,842         $12,913
12/31/2008             $13,834                   $15,059         $12,780
 1/31/2009             $14,074                   $15,610         $12,835
 2/28/2009             $14,191                   $15,692         $12,899

Total Returns            41.91%                    56.92%          28.99%

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(8)   2/28/09
----------------   -------
1-Year              +2.57%
5-Year              +2.64%
10-Year             +4.14%

                               (PERFORMANCE GRAPH)

              FRANKLIN MICHIGAN TAX-FREE     BARCLAYS CAPITAL
   DATE      INCOME FUND - ADVISOR CLASS   MUNICIPAL BOND INDEX     CPI
----------   ---------------------------   --------------------   -------
  3/1/1999             $10,000                    $10,000         $10,000
 3/31/1999             $10,024                    $10,014         $10,030
 4/30/1999             $10,040                    $10,039         $10,103
 5/31/1999             $ 9,990                    $ 9,981         $10,103
 6/30/1999             $ 9,866                    $ 9,837         $10,103
 7/31/1999             $ 9,890                    $ 9,873         $10,134
 8/31/1999             $ 9,782                    $ 9,794         $10,158
 9/30/1999             $ 9,765                    $ 9,798         $10,207
10/31/1999             $ 9,672                    $ 9,692         $10,225
11/30/1999             $ 9,756                    $ 9,795         $10,231
12/31/1999             $ 9,688                    $ 9,722         $10,231
 1/31/2000             $ 9,645                    $ 9,679         $10,261
 2/29/2000             $ 9,738                    $ 9,792         $10,322
 3/31/2000             $ 9,944                    $10,006         $10,407
 4/30/2000             $ 9,892                    $ 9,947         $10,413
 5/31/2000             $ 9,840                    $ 9,895         $10,426
 6/30/2000             $10,092                    $10,157         $10,480
 7/31/2000             $10,231                    $10,299         $10,505
 8/31/2000             $10,380                    $10,457         $10,505
 9/30/2000             $10,327                    $10,403         $10,559
10/31/2000             $10,424                    $10,516         $10,578
11/30/2000             $10,495                    $10,596         $10,584
12/31/2000             $10,762                    $10,858         $10,578
 1/31/2001             $10,833                    $10,965         $10,644
 2/28/2001             $10,886                    $11,000         $10,687
 3/31/2001             $10,985                    $11,099         $10,711
 4/30/2001             $10,886                    $10,978         $10,754
 5/31/2001             $10,985                    $11,097         $10,802
 6/30/2001             $11,057                    $11,171         $10,821
 7/31/2001             $11,212                    $11,336         $10,790
 8/31/2001             $11,367                    $11,523         $10,790
 9/30/2001             $11,338                    $11,484         $10,839
10/31/2001             $11,467                    $11,621         $10,802
11/30/2001             $11,382                    $11,523         $10,784
12/31/2001             $11,278                    $11,414         $10,742
 1/31/2002             $11,474                    $11,612         $10,766
 2/28/2002             $11,586                    $11,752         $10,809
 3/31/2002             $11,367                    $11,522         $10,869
 4/30/2002             $11,566                    $11,747         $10,930
 5/31/2002             $11,622                    $11,818         $10,930
 6/30/2002             $11,725                    $11,943         $10,936
 7/31/2002             $11,868                    $12,097         $10,948
 8/31/2002             $11,992                    $12,242         $10,985
 9/30/2002             $12,242                    $12,510         $11,003
10/31/2002             $12,085                    $12,303         $11,021
11/30/2002             $12,053                    $12,252         $11,021
12/31/2002             $12,296                    $12,510         $10,997
 1/31/2003             $12,273                    $12,479         $11,046
 2/28/2003             $12,419                    $12,653         $11,131
 3/31/2003             $12,446                    $12,661         $11,198
 4/30/2003             $12,543                    $12,744         $11,173
 5/31/2003             $12,842                    $13,043         $11,155
 6/30/2003             $12,796                    $12,987         $11,167
 7/31/2003             $12,346                    $12,533         $11,179
 8/31/2003             $12,422                    $12,626         $11,222
 9/30/2003             $12,714                    $12,997         $11,258
10/31/2003             $12,678                    $12,932         $11,246
11/30/2003             $12,817                    $13,067         $11,216
12/31/2003             $12,904                    $13,175         $11,204
 1/31/2004             $12,992                    $13,250         $11,258
 2/29/2004             $13,175                    $13,450         $11,319
 3/31/2004             $13,117                    $13,403         $11,392
 4/30/2004             $12,817                    $13,086         $11,429
 5/31/2004             $12,781                    $13,038         $11,495
 6/30/2004             $12,786                    $13,086         $11,532
 7/31/2004             $12,929                    $13,258         $11,514
 8/31/2004             $13,137                    $13,524         $11,520
 9/30/2004             $13,208                    $13,595         $11,544
10/31/2004             $13,332                    $13,712         $11,605
11/30/2004             $13,219                    $13,599         $11,611
12/31/2004             $13,399                    $13,765         $11,568
 1/31/2005             $13,535                    $13,894         $11,593
 2/28/2005             $13,520                    $13,848         $11,660
 3/31/2005             $13,449                    $13,760         $11,751
 4/30/2005             $13,620                    $13,977         $11,830
 5/31/2005             $13,736                    $14,076         $11,818
 6/30/2005             $13,797                    $14,163         $11,824
 7/31/2005             $13,769                    $14,099         $11,878
 8/31/2005             $13,875                    $14,242         $11,939
 9/30/2005             $13,803                    $14,146         $12,085
10/31/2005             $13,752                    $14,060         $12,109
11/30/2005             $13,814                    $14,127         $12,012
12/31/2005             $13,910                    $14,249         $11,964
 1/31/2006             $13,937                    $14,287         $12,055
 2/28/2006             $14,034                    $14,383         $12,079
 3/31/2006             $13,959                    $14,284         $12,146
 4/30/2006             $13,976                    $14,279         $12,249
 5/31/2006             $14,016                    $14,343         $12,310
 6/30/2006             $13,951                    $14,289         $12,334
 7/31/2006             $14,106                    $14,459         $12,371
 8/31/2006             $14,274                    $14,673         $12,395
 9/30/2006             $14,361                    $14,775         $12,334
10/31/2006             $14,436                    $14,868         $12,267
11/30/2006             $14,547                    $14,992         $12,249
12/31/2006             $14,503                    $14,939         $12,267
 1/31/2007             $14,484                    $14,901         $12,305
 2/28/2007             $14,643                    $15,097         $12,371
 3/31/2007             $14,624                    $15,060         $12,483
 4/30/2007             $14,652                    $15,104         $12,564
 5/31/2007             $14,608                    $15,038         $12,641
 6/30/2007             $14,575                    $14,960         $12,666
 7/31/2007             $14,675                    $15,076         $12,663
 8/31/2007             $14,654                    $15,011         $12,639
 9/30/2007             $14,829                    $15,233         $12,674
10/31/2007             $14,882                    $15,301         $12,701
11/30/2007             $14,985                    $15,398         $12,777
12/31/2007             $15,039                    $15,441         $12,768
 1/31/2008             $15,179                    $15,636         $12,832
 2/29/2008             $14,633                    $14,920         $12,869
 3/31/2008             $14,986                    $15,346         $12,980
 4/30/2008             $15,165                    $15,526         $13,059
 5/31/2008             $15,243                    $15,620         $13,169
 6/30/2008             $15,108                    $15,443         $13,302
 7/31/2008             $15,164                    $15,502         $13,372
 8/31/2008             $15,306                    $15,683         $13,318
 9/30/2008             $14,432                    $14,948         $13,300
10/31/2008             $14,440                    $14,795         $13,166
11/30/2008             $14,427                    $14,842         $12,913
12/31/2008             $14,632                    $15,059         $12,780
 1/31/2009             $14,892                    $15,610         $12,835
 2/28/2009             $15,008                    $15,692         $12,899

Total Returns            50.08%                     56.92%          28.99%


                               34 | Annual Report

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 2/28/09.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 12/29/08 for the maximum combined effective federal and Michigan personal income tax rate of 39.45%, based on the federal income tax rate of 35.00%.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/09.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(8.) Effective 7/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/08, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 6/30/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/08 (commencement of sales), the cumulative total return of Advisor Class shares was -0.92%.

(9.) Source: (C) 2009 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               Annual Report | 35

Your Fund's Expenses

FRANKLIN MICHIGAN TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               36 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 9/1/08      VALUE 2/28/09   PERIOD* 9/1/08-2/28/09
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $  980.80              $3.09
Hypothetical (5% return before expenses)         $1,000           $1,021.67              $3.16
CLASS B
Actual                                           $1,000           $  977.50              $5.79
Hypothetical (5% return before expenses)         $1,000           $1,018.94              $5.91
CLASS C
Actual                                           $1,000           $  978.40              $5.79
Hypothetical (5% return before expenses)         $1,000           $1,018.94              $5.91
ADVISOR CLASS
Actual                                           $1,000           $  980.50              $2.60
Hypothetical (5% return before expenses)         $1,000           $1,022.17              $2.66

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.63%; B: 1.18%; C: 1.18%; and Advisor:
     0.53%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               Annual Report | 37

Franklin Minnesota Tax-Free Income Fund
(formerly, Franklin Minnesota Insured Tax-Free Income Fund)

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Minnesota Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Minnesota personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*
Franklin Minnesota Tax-Free Income Fund
2/28/09

                         % OF TOTAL
RATINGS            LONG-TERM INVESTMENTS**
-------            -----------------------
AAA                         42.0%
AA                          13.1%
A                            8.1%
BBB                          0.3%
Not Rated by S&P            36.5%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS      MOODY'S   INTERNAL
-------      -------   --------
AAA or Aaa     2.4%      0.2%
AA or Aa      29.8%       --
A              3.9%       --
BBB or Baa     0.2%       --
              ----       ---
Total         36.3%      0.2%

We are pleased to bring you Franklin Minnesota Tax-Free Income Fund's annual report for the fiscal year ended February 28, 2009.

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 97.


                               38 | Annual Report

DIVIDEND DISTRIBUTIONS*
Franklin Minnesota Tax-Free Income Fund

                    DIVIDEND PER SHARE
                 -----------------------
    MONTH          CLASS A      CLASS C
    -----        ----------   ----------
March 2008       4.08 cents   3.51 cents
April 2008       4.08 cents   3.51 cents
May 2008         4.08 cents   3.51 cents
June 2008        4.08 cents   3.53 cents
July 2008        4.08 cents   3.53 cents
August 2008      4.08 cents   3.53 cents
September 2008   4.08 cents   3.54 cents
October 2008     4.08 cents   3.54 cents
November 2008    4.08 cents   3.54 cents
December 2008    4.08 cents   3.57 cents
January 2009     4.08 cents   3.57 cents
February 2009    4.08 cents   3.57 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $11.51 on February 29, 2008, to $11.80 on February 28, 2009. The Fund's Class A shares paid dividends totaling 48.75 cents per share for the same period.(2) The Performance Summary beginning on page 42 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.97% based on an annualization of the current 4.08 cent per share dividend and the maximum offering price of $12.32 on February 28, 2009. An investor in the 2009 maximum combined effective federal and Minnesota personal income tax bracket of 40.10% would need to earn a distribution rate of 6.63% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

STATE UPDATE

Minnesota's deep and diverse economy, a mix of manufacturing, services and trade supported by several regional economic hubs and anchored by the

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                               Annual Report | 39

PORTFOLIO BREAKDOWN
Franklin Minnesota Tax-Free Income Fund
2/28/09

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
General Obligation                              44.7%
Hospital & Health Care                          14.2%
Utilities                                       12.4%
Prerefunded                                      9.2%
Tax-Supported                                    5.6%
Transportation                                   4.4%
Housing                                          3.2%
Subject to Government Appropriations             2.8%
Higher Education                                 2.2%
Other Revenue                                    1.3%

*    Does not include short-term investments and other net assets.

Minneapolis-St. Paul metropolitan area, contracted in tandem with the national recession. While the state has historically lagged the nation in unemployment, this rate has grown rapidly during the current 2008-2009 biennium. Minnesota's unemployment rate for February 2009 was 8.1%, identical to the national average.(3) Personal incomes per capita remained consistently above the U.S. average, and for the past five years the state has been between 105% and 109% of the national average.(4) On the other hand, employment growth over the same time has lagged that of the nation, partly due to the fact that the state lost manufacturing jobs and has not recovered them.

Minnesota's revenues -- including sales taxes, personal income taxes and corporate business taxes -- declined significantly, and state legislators adjusted revenue projections down sharply, unfortunately at a time of substantial expenditure growth for the state. In line with its long history of institutionalized best practices, the state government responded swiftly to this difficult budget environment, and special legislative sessions were called to consider fiscal remedies. During the first year of the current biennium (2008), the state identified and solved a budget gap of $935 million using a mix of both nonrecurring and recurring measures.(4) By November 2008, however, a worsening revenue picture opened up an additional budget gap of $426 million and revealed a projected budget gap of $4.8 billion for the 2010-2011 biennium, which represents an unusually large 15% of estimated revenues.(4) Like most states, Minnesota was making significant yet unpopular expenditure cuts, primarily to health and human services, but unlike most states it also expected to use some or all of its rainy day fund to close the current (2009) fiscal year gap with no reserves left for the next biennium.

Thanks to long-standing internal debt control policies, the state's debt levels remained relatively low, and in line with national averages. In 2008, Minnesota ranked 26th in the nation in debt per capita and 28th in debt as a percentage of personal income.(4) However, with no easy solutions left and with massive revenue shortfalls to address for the remainder of 2009 and the upcoming biennium, the state will need to make significant adjustments to achieve a balanced budget. Based largely on Minnesota's strong financial management policies and practices that remain committed to structural balance and eventual rebuilding of reserves, independent credit rating agency Standard & Poor's maintained its rating of AAA with a stable outlook for Minnesota's general obligation bonds throughout the year under review.(5)

(3.) Source: U.S. Bureau of Labor Statistics.

(4.) Source: Moody's Investors Service, "New Issue: Minnesota (State of),"
     1/12/09.

(5.) This does not indicate Standard & Poor's rating of the Fund.


                               40 | Annual Report

MANAGER'S DISCUSSION

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

As mentioned in the Municipal Bond Market Overview beginning on page 4, over the past year the municipal bond insurance industry changed dramatically. In light of recent credit market conditions and recent and possible future downgrades of municipal bond insurers, the supply of insured Minnesota municipal securities that met the Fund's previous investment guidelines was limited. We were no longer confident we would be able to meet the Fund's non-fundamental investment policy of investing at least 80% of net assets in insured municipal securities. Therefore, the board of trustees eliminated the Fund's non-fundamental investment policy and changed its name, effective February 17, 2009. Going forward, the Fund will buy only municipal securities rated in the top four ratings by U.S. nationally recognized rating services (or comparable unrated securities). Because of its historical investment policy of investing in insured municipal securities, the Fund's portfolio consisted predominantly of insured municipal securities at fiscal year-end, and the recent changes had little effect on performance.

Thank you for your continued participation in Franklin Minnesota Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               Annual Report | 41

Performance Summary as of 2/28/09

FRANKLIN MINNESOTA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FMINX)                    CHANGE   2/28/09   2/29/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.29    $11.80    $11.51
DISTRIBUTIONS (3/1/08-2/28/09)
Dividend Income                  $0.4875

CLASS C (SYMBOL: FMNIX)                    CHANGE   2/28/09   2/29/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.29    $11.89    $11.60
DISTRIBUTIONS (3/1/08-2/28/09)
Dividend Income                  $0.4228

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY.

CLASS A                                             1-YEAR   5-YEAR   10-YEAR
-------                                             ------   ------   -------
Cumulative Total Return(1)                          +6.90%   +17.45%  +52.68%
Average Annual Total Return(2)                      +2.37%    +2.38%   +3.87%
Avg. Ann. Total Return (3/31/09)(3)                 +0.23%    +2.52%   +3.88%
   Distribution Rate(4)                      3.97%
   Taxable Equivalent Distribution Rate(5)   6.63%
   30-Day Standardized Yield(6)              3.43%
   Taxable Equivalent Yield(5)               5.73%
   Total Annual Operating expenses(7)        0.67%

CLASS C                                             1-YEAR   5-YEAR   10-YEAR
-------                                             ------   ------   -------
Cumulative Total Return(1)                          +6.26%   +14.24%  +44.61%
Average Annual Total Return(2)                      +5.26%    +2.70%   +3.76%
Avg. Ann. Total Return (3/31/09)(3)                 +3.13%    +2.88%   +3.77%
   Distribution Rate(4)                      3.56%
   Taxable Equivalent Distribution Rate(5)   5.94%
   30-Day Standardized Yield(6)              3.07%
   Taxable Equivalent Yield(5)               5.13%
   Total Annual Operating expenses(7)        1.22%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                               42 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   2/28/09
-------   -------
1-Year     +2.37%
5-Year     +2.38%
10-Year    +3.87%

                               (PERFORMANCE GRAPH)

                   FRANKLIN
                  MINNESOTA      BARCLAYS
                   TAX-FREE       CAPITAL
                INCOME FUND -    MUNICIPAL
     DATE          CLASS A      BOND INDEX     CPI
     ----       -------------   ----------   -------
   3/1/1999        $ 9,574       $10,000     $10,000
   3/31/1999       $ 9,613       $10,014     $10,030
   4/30/1999       $ 9,621       $10,039     $10,103
   5/31/1999       $ 9,589       $ 9,981     $10,103
   6/30/1999       $ 9,456       $ 9,837     $10,103
   7/31/1999       $ 9,471       $ 9,873     $10,134
   8/31/1999       $ 9,341       $ 9,794     $10,158
   9/30/1999       $ 9,315       $ 9,798     $10,207
  10/31/1999       $ 9,168       $ 9,692     $10,225
  11/30/1999       $ 9,264       $ 9,795     $10,231
  12/31/1999       $ 9,173       $ 9,722     $10,231
   1/31/2000       $ 9,122       $ 9,679     $10,261
   2/29/2000       $ 9,253       $ 9,792     $10,322
   3/31/2000       $ 9,477       $10,006     $10,407
   4/30/2000       $ 9,408       $ 9,947     $10,413
   5/31/2000       $ 9,324       $ 9,895     $10,426
   6/30/2000       $ 9,575       $10,157     $10,480
   7/31/2000       $ 9,718       $10,299     $10,505
   8/31/2000       $ 9,878       $10,457     $10,505
   9/30/2000       $ 9,817       $10,403     $10,559
  10/31/2000       $ 9,927       $10,516     $10,578
  11/30/2000       $10,012       $10,596     $10,584
  12/31/2000       $10,270       $10,858     $10,578
   1/31/2001       $10,346       $10,965     $10,644
   2/28/2001       $10,397       $11,000     $10,687
   3/31/2001       $10,492       $11,099     $10,711
   4/30/2001       $10,385       $10,978     $10,754
   5/31/2001       $10,481       $11,097     $10,802
   6/30/2001       $10,559       $11,171     $10,821
   7/31/2001       $10,691       $11,336     $10,790
   8/31/2001       $10,833       $11,523     $10,790
   9/30/2001       $10,795       $11,484     $10,839
  10/31/2001       $10,910       $11,621     $10,802
  11/30/2001       $10,854       $11,523     $10,784
  12/31/2001       $10,752       $11,414     $10,742
   1/31/2002       $10,905       $11,612     $10,766
   2/28/2002       $11,003       $11,752     $10,809
   3/31/2002       $10,845       $11,522     $10,869
   4/30/2002       $11,000       $11,747     $10,930
   5/31/2002       $11,063       $11,818     $10,930
   6/30/2002       $11,144       $11,943     $10,936
   7/31/2002       $11,264       $12,097     $10,948
   8/31/2002       $11,365       $12,242     $10,985
   9/30/2002       $11,588       $12,510     $11,003
  10/31/2002       $11,424       $12,303     $11,021
  11/30/2002       $11,402       $12,252     $11,021
  12/31/2002       $11,608       $12,510     $10,997
   1/31/2003       $11,614       $12,479     $11,046
   2/28/2003       $11,764       $12,653     $11,131
   3/31/2003       $11,778       $12,661     $11,198
   4/30/2003       $11,870       $12,744     $11,173
   5/31/2003       $12,146       $13,043     $11,155
   6/30/2003       $12,102       $12,987     $11,167
   7/31/2003       $11,715       $12,533     $11,179
   8/31/2003       $11,778       $12,626     $11,222
   9/30/2003       $12,058       $12,997     $11,258
  10/31/2003       $11,984       $12,932     $11,246
  11/30/2003       $12,107       $13,067     $11,216
  12/31/2003       $12,211       $13,175     $11,204
   1/31/2004       $12,285       $13,250     $11,258
   2/29/2004       $12,449       $13,450     $11,319
   3/31/2004       $12,422       $13,403     $11,392
   4/30/2004       $12,143       $13,086     $11,429
   5/31/2004       $12,097       $13,038     $11,495
   6/30/2004       $12,131       $13,086     $11,532
   7/31/2004       $12,267       $13,258     $11,514
   8/31/2004       $12,465       $13,524     $11,520
   9/30/2004       $12,540       $13,595     $11,544
  10/31/2004       $12,657       $13,712     $11,605
  11/30/2004       $12,557       $13,599     $11,611
  12/31/2004       $12,727       $13,765     $11,568
   1/31/2005       $12,856       $13,894     $11,593
   2/28/2005       $12,817       $13,848     $11,660
   3/31/2005       $12,747       $13,760     $11,751
   4/30/2005       $12,930       $13,977     $11,830
   5/31/2005       $13,007       $14,076     $11,818
   6/30/2005       $13,063       $14,163     $11,824
   7/31/2005       $13,012       $14,099     $11,878
   8/31/2005       $13,133       $14,242     $11,939
   9/30/2005       $13,038       $14,146     $12,085
  10/31/2005       $12,955       $14,060     $12,109
  11/30/2005       $13,032       $14,127     $12,012
  12/31/2005       $13,143       $14,249     $11,964
   1/31/2006       $13,167       $14,287     $12,055
   2/28/2006       $13,267       $14,383     $12,079
   3/31/2006       $13,170       $14,284     $12,146
   4/30/2006       $13,161       $14,279     $12,249
   5/31/2006       $13,196       $14,343     $12,310
   6/30/2006       $13,164       $14,289     $12,334
   7/31/2006       $13,299       $14,459     $12,371
   8/31/2006       $13,490       $14,673     $12,395
   9/30/2006       $13,582       $14,775     $12,334
  10/31/2006       $13,651       $14,868     $12,267
  11/30/2006       $13,777       $14,992     $12,249
  12/31/2006       $13,722       $14,939     $12,267
   1/31/2007       $13,701       $14,901     $12,305
   2/28/2007       $13,862       $15,097     $12,371
   3/31/2007       $13,818       $15,060     $12,483
   4/30/2007       $13,854       $15,104     $12,564
   5/31/2007       $13,798       $15,038     $12,641
   6/30/2007       $13,731       $14,960     $12,666
   7/31/2007       $13,826       $15,076     $12,663
   8/31/2007       $13,770       $15,011     $12,639
   9/30/2007       $13,969       $15,233     $12,674
  10/31/2007       $14,029       $15,301     $12,701
  11/30/2007       $14,101       $15,398     $12,777
  12/31/2007       $14,161       $15,441     $12,768
   1/31/2008       $14,256       $15,636     $12,832
   2/29/2008       $13,675       $14,920     $12,869
   3/31/2008       $14,044       $15,346     $12,980
   4/30/2008       $14,236       $15,526     $13,059
   5/31/2008       $14,308       $15,620     $13,169
   6/30/2008       $14,201       $15,443     $13,302
   7/31/2008       $14,238       $15,502     $13,372
   8/31/2008       $14,384       $15,683     $13,318
   9/30/2008       $13,705       $14,948     $13,300
  10/31/2008       $13,660       $14,795     $13,166
  11/30/2008       $13,708       $14,842     $12,913
  12/31/2008       $14,016       $15,059     $12,780
   1/31/2009       $14,473       $15,610     $12,835
   2/28/2009       $14,618       $15,692     $12,899
Total Returns        46.18%        56.92%      28.99%

AVERAGE ANNUAL TOTAL RETURN

CLASS C   2/28/09
-------   -------
1-Year     +5.26%
5-Year     +2.70%
10-Year    +3.76%

                               (PERFORMANCE GRAPH)

                   FRANKLIN
                  MINNESOTA      BARCLAYS
                   TAX-FREE       CAPITAL
                INCOME FUND -    MUNICIPAL
     DATE          CLASS C      BOND INDEX     CPI
     ----       -------------   ----------   -------
   3/1/1999        $10,000       $10,000     $10,000
   3/31/1999       $10,036       $10,014     $10,030
   4/30/1999       $10,048       $10,039     $10,103
   5/31/1999       $10,002       $ 9,981     $10,103
   6/30/1999       $ 9,858       $ 9,837     $10,103
   7/31/1999       $ 9,878       $ 9,873     $10,134
   8/31/1999       $ 9,730       $ 9,794     $10,158
   9/30/1999       $ 9,699       $ 9,798     $10,207
  10/31/1999       $ 9,541       $ 9,692     $10,225
  11/30/1999       $ 9,636       $ 9,795     $10,231
  12/31/1999       $ 9,537       $ 9,722     $10,231
   1/31/2000       $ 9,480       $ 9,679     $10,261
   2/29/2000       $ 9,612       $ 9,792     $10,322
   3/31/2000       $ 9,847       $10,006     $10,407
   4/30/2000       $ 9,772       $ 9,947     $10,413
   5/31/2000       $ 9,680       $ 9,895     $10,426
   6/30/2000       $ 9,927       $10,157     $10,480
   7/31/2000       $10,078       $10,299     $10,505
   8/31/2000       $10,239       $10,457     $10,505
   9/30/2000       $10,171       $10,403     $10,559
  10/31/2000       $10,280       $10,516     $10,578
  11/30/2000       $10,353       $10,596     $10,584
  12/31/2000       $10,623       $10,858     $10,578
   1/31/2001       $10,697       $10,965     $10,644
   2/28/2001       $10,745       $11,000     $10,687
   3/31/2001       $10,837       $11,099     $10,711
   4/30/2001       $10,722       $10,978     $10,754
   5/31/2001       $10,815       $11,097     $10,802
   6/30/2001       $10,891       $11,171     $10,821
   7/31/2001       $11,030       $11,336     $10,790
   8/31/2001       $11,162       $11,523     $10,790
   9/30/2001       $11,118       $11,484     $10,839
  10/31/2001       $11,230       $11,621     $10,802
  11/30/2001       $11,168       $11,523     $10,784
  12/31/2001       $11,058       $11,414     $10,742
   1/31/2002       $11,218       $11,612     $10,766
   2/28/2002       $11,305       $11,752     $10,809
   3/31/2002       $11,147       $11,522     $10,869
   4/30/2002       $11,300       $11,747     $10,930
   5/31/2002       $11,349       $11,818     $10,930
   6/30/2002       $11,437       $11,943     $10,936
   7/31/2002       $11,553       $12,097     $10,948
   8/31/2002       $11,651       $12,242     $10,985
   9/30/2002       $11,874       $12,510     $11,003
  10/31/2002       $11,703       $12,303     $11,021
  11/30/2002       $11,676       $12,252     $11,021
  12/31/2002       $11,891       $12,510     $10,997
   1/31/2003       $11,882       $12,479     $11,046
   2/28/2003       $12,029       $12,653     $11,131
   3/31/2003       $12,038       $12,661     $11,198
   4/30/2003       $12,127       $12,744     $11,173
   5/31/2003       $12,402       $13,043     $11,155
   6/30/2003       $12,350       $12,987     $11,167
   7/31/2003       $11,951       $12,533     $11,179
   8/31/2003       $12,008       $12,626     $11,222
   9/30/2003       $12,285       $12,997     $11,258
  10/31/2003       $12,213       $12,932     $11,246
  11/30/2003       $12,332       $13,067     $11,216
  12/31/2003       $12,421       $13,175     $11,204
   1/31/2004       $12,491       $13,250     $11,258
   2/29/2004       $12,662       $13,450     $11,319
   3/31/2004       $12,620       $13,403     $11,392
   4/30/2004       $12,343       $13,086     $11,429
   5/31/2004       $12,290       $13,038     $11,495
   6/30/2004       $12,308       $13,086     $11,532
   7/31/2004       $12,450       $13,258     $11,514
   8/31/2004       $12,643       $13,524     $11,520
   9/30/2004       $12,713       $13,595     $11,544
  10/31/2004       $12,815       $13,712     $11,605
  11/30/2004       $12,719       $13,599     $11,611
  12/31/2004       $12,873       $13,765     $11,568
   1/31/2005       $13,007       $13,894     $11,593
   2/28/2005       $12,962       $13,848     $11,660
   3/31/2005       $12,886       $13,760     $11,751
   4/30/2005       $13,064       $13,977     $11,830
   5/31/2005       $13,135       $14,076     $11,818
   6/30/2005       $13,185       $14,163     $11,824
   7/31/2005       $13,139       $14,099     $11,878
   8/31/2005       $13,254       $14,242     $11,939
   9/30/2005       $13,143       $14,146     $12,085
  10/31/2005       $13,053       $14,060     $12,109
  11/30/2005       $13,125       $14,127     $12,012
  12/31/2005       $13,229       $14,249     $11,964
   1/31/2006       $13,247       $14,287     $12,055
   2/28/2006       $13,352       $14,383     $12,079
   3/31/2006       $13,238       $14,284     $12,146
   4/30/2006       $13,223       $14,279     $12,249
   5/31/2006       $13,252       $14,343     $12,310
   6/30/2006       $13,214       $14,289     $12,334
   7/31/2006       $13,343       $14,459     $12,371
   8/31/2006       $13,527       $14,673     $12,395
   9/30/2006       $13,623       $14,775     $12,334
  10/31/2006       $13,686       $14,868     $12,267
  11/30/2006       $13,794       $14,992     $12,249
  12/31/2006       $13,744       $14,939     $12,267
   1/31/2007       $13,706       $14,901     $12,305
   2/28/2007       $13,859       $15,097     $12,371
   3/31/2007       $13,821       $15,060     $12,483
   4/30/2007       $13,839       $15,104     $12,564
   5/31/2007       $13,777       $15,038     $12,641
   6/30/2007       $13,705       $14,960     $12,666
   7/31/2007       $13,804       $15,076     $12,663
   8/31/2007       $13,731       $15,011     $12,639
   9/30/2007       $13,922       $15,233     $12,674
  10/31/2007       $13,986       $15,301     $12,701
  11/30/2007       $14,050       $15,398     $12,777
  12/31/2007       $14,103       $15,441     $12,768
   1/31/2008       $14,191       $15,636     $12,832
   2/29/2008       $13,611       $14,920     $12,869
   3/31/2008       $13,969       $15,346     $12,980
   4/30/2008       $14,152       $15,526     $13,059
   5/31/2008       $14,216       $15,620     $13,169
   6/30/2008       $14,104       $15,443     $13,302
   7/31/2008       $14,134       $15,502     $13,372
   8/31/2008       $14,271       $15,683     $13,318
   9/30/2008       $13,596       $14,948     $13,300
  10/31/2008       $13,533       $14,795     $13,166
  11/30/2008       $13,586       $14,842     $12,913
  12/31/2008       $13,883       $15,059     $12,780
   1/31/2009       $14,325       $15,610     $12,835
   2/28/2009       $14,461       $15,692     $12,899
Total Returns        44.61%        56.92%      28.99%


                               Annual Report | 43

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/28/09.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 12/29/08 for the maximum combined effective federal and Minnesota personal income tax rate of 40.10%, based on the federal income tax rate of 35.00%.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/09.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(8.) Source: (C) 2009 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               44 | Annual Report

Your Fund's Expenses

FRANKLIN MINNESOTA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 45

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                          BEGINNING ACCOUNT  ENDING ACCOUNT   EXPENSES PAID DURING
                                             VALUE 9/1/08     VALUE 2/28/09  PERIOD* 9/1/08-2/28/09
                                          -----------------  --------------  ----------------------
CLASS A
Actual                                          $1,000          $1,016.30             $3.30
Hypothetical (5% return before expenses)        $1,000          $1,021.52             $3.31
CLASS C
Actual                                          $1,000          $1,013.50             $6.04
Hypothetical (5% return before expenses)        $1,000          $1,018.79             $6.06

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.66% and C: 1.21%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               46 | Annual Report

Franklin Ohio Tax-Free Income Fund
(formerly, Franklin Ohio Insured Tax-Free Income Fund)

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Ohio Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Ohio personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*
Franklin Ohio Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/09**

                                   (PIE CHART)

AAA ...................   36.7%
AA ....................   25.1%
A .....................    5.9%
Not Rated by S&P ......   32.3%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS      MOODY'S        INTERNAL
-------      -------        --------
AAA or Aaa      0.3%           3.5%
AA or Aa       12.4%            --
A              11.6%            --
BBB or Baa      3.7%           0.8%
               ----            ---
Total          28.0%           4.3%

We are pleased to bring you Franklin Ohio Tax-Free Income Fund's annual report for the fiscal year ended February 28, 2009.

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 107.


                               Annual Report | 47

DIVIDEND DISTRIBUTIONS*
Franklin Ohio Tax-Free Income Fund

                                   DIVIDEND PER SHARE
                 ------------------------------------------------------
MONTH              CLASS A      CLASS B      CLASS C    ADVISOR CLASS**
--------------   ----------   ----------   ----------   ---------------
March 2008       4.20 cents   3.61 cents   3.59 cents              --
April 2008       4.20 cents   3.61 cents   3.59 cents              --
May 2008         4.20 cents   3.61 cents   3.59 cents              --
June 2008        4.30 cents   3.74 cents   3.74 cents              --
July 2008        4.30 cents   3.74 cents   3.74 cents      2.84 cents
August 2008      4.30 cents   3.74 cents   3.74 cents      4.40 cents
September 2008   4.30 cents   3.75 cents   3.74 cents      4.40 cents
October 2008     4.30 cents   3.75 cents   3.74 cents      4.40 cents
November 2008    4.30 cents   3.75 cents   3.74 cents      4.40 cents
December 2008    4.30 cents   3.78 cents   3.78 cents      4.39 cents
January 2009     4.30 cents   3.78 cents   3.78 cents      4.39 cents
February 2009    4.30 cents   3.78 cents   3.78 cents      4.39 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Effective 7/1/08, the Fund began offering Advisor Class shares. See the prospectus for details.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $11.91 on February 29, 2008, to $12.08 on February 28, 2009. The Fund's Class A shares paid dividends totaling 51.11 cents per share for the same period.(2) The Performance Summary beginning on page 51 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.09% based on an annualization of the current 4.30 cent per share dividend and the maximum offering price of $12.62 on February 28, 2009. An investor in the 2009 maximum combined effective federal and Ohio personal income tax bracket of 38.85% would need to earn a distribution rate of 6.69% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B, C and Advisor shares' performance, please see the Performance Summary.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                               48 | Annual Report

STATE UPDATE

In line with other U.S. states, Ohio's economic performance has weakened substantially in the face of severe recession. Although job losses have occurred across most sectors of the state economy, they have largely reflected a significant contraction within its prominent manufacturing sector and in housing-related industries. The state's pronounced exposure to the turbulent domestic auto industry hurt employment in the manufacturing sector as beleaguered auto makers such as General Motors sought federal assistance and downsized their in-state workforces. As of February 2009, the state unemployment rate was 9.4%, which was higher than the 8.1% national rate.(3) Other risks to the Ohio economy included elevated mortgage foreclosure and delinquency rates, and a housing market contracting in tandem with the national housing downturn.

The breadth of the economy's deterioration strained Ohio's available resources, tax revenue performance weakened, and the state lowered revenue forecasts repeatedly over the past year. The major area of weakness was in non-auto sales and use tax and personal income tax revenue. The state proactively responded to the shortfalls with several budget-balancing actions, including across-the-board spending reductions, expansion of the state-run lottery, planned use of cash reserves, and a heavy reliance on federal stimulus funding. The state maintained a still sizable budget stabilization reserve despite reductions authorized for use in fiscal year 2009.

Extreme use of nonrecurring measures to balance Ohio's budget will make structural budget balance difficult, particularly if economic performance remains below average. The state's pension plans are reasonably well funded, but lower revenues resulting from tax-reform initiatives and higher-than-expected Medicaid costs will continue to stress Ohio's budget. Seeking to jumpstart its economy, the state approved a broad, $1.5 billion economic stimulus program, which includes issuing bonds for land conservation and economic revitalization projects.(4)

Ohio's tax-supported debt, including highway debt, totaled about $9.5 billion.(4) Debt ratios were moderate relative to other states, at $827 per capita and 2.4% of personal income.(4) Ohio proactively managed its budget, retained high levels of internal liquidity, and made prompt revenue adjustments as necessary to restore balance. Independent credit rating agency Standard & Poor's assigned Ohio's general obligation debt a rating of AA+ with a stable outlook.(5) Despite recent challenges, rapid recovery in Ohio's fund balance and reserve levels over the past several years underscored the conservative financial and debt management practices that have long been central to maintaining the state's high credit rating.

PORTFOLIO BREAKDOWN
Franklin Ohio Tax-Free Income Fund
2/28/09

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
Prerefunded                                      34.2%
General Obligation                               22.9%
Utilities                                        11.2%
Higher Education                                  9.7%
Hospital & Health Care                            8.2%
Tax-Supported                                     5.5%
Subject to Government Appropriations              3.4%
Transportation                                    3.0%
Housing                                           0.9%
Other Revenue                                     0.5%
Corporate-Backed                                  0.5%

*    Does not include short-term investments and other net assets.

(3.) Source: U.S. Bureau of Labor Statistics.

(4.) Source: Standard & Poor's, "Summary: Ohio; General Obligation,"
     RATINGSDIRECT, 2/20/09.

(5.) This does not indicate Standard & Poor's rating of the Fund.


                               Annual Report | 49

MANAGER'S DISCUSSION

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

As mentioned in the Municipal Bond Market Overview beginning on page 4, over the past year the municipal bond insurance industry changed dramatically. In light of recent credit market conditions and recent and possible future downgrades of municipal bond insurers, the supply of insured Ohio municipal securities that met the Fund's previous investment guidelines was limited. We were no longer confident we would be able to meet the Fund's non-fundamental investment policy of investing at least 80% of net assets in insured municipal securities. Therefore, the board of trustees eliminated the Fund's non-fundamental investment policy and changed its name, effective February 17, 2009. Going forward, the Fund will buy only municipal securities rated in the top four ratings by U.S. nationally recognized rating services (or comparable unrated securities). Because of its historical investment policy of investing in insured municipal securities, the Fund's portfolio consisted predominantly of insured municipal securities at fiscal year-end, and the recent changes had little effect on performance.

Thank you for your continued participation in Franklin Ohio Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               50 | Annual Report

Performance Summary as of 2/28/09

FRANKLIN OHIO TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FTOIX)                    CHANGE   2/28/09   2/29/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.17    $12.08    $11.91
DISTRIBUTIONS (3/1/08-2/28/09)
Dividend Income                  $0.5111

CLASS B (SYMBOL: FBOIX)                    CHANGE   2/28/09   2/29/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.17    $12.13    $11.96
DISTRIBUTIONS (3/1/08-2/28/09)
Dividend Income                  $0.4449

CLASS C (SYMBOL: FOITX)                    CHANGE   2/28/09   2/29/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.17    $12.19    $12.02
DISTRIBUTIONS (3/1/08-2/28/09)
Dividend Income                  $0.4441

ADVISOR CLASS (SYMBOL: N/A)                CHANGE   2/28/09    7/1/08
---------------------------                ------   -------   -------
Net Asset Value (NAV)                      -$0.19    $12.08    $12.27
DISTRIBUTIONS (7/1/08-2/28/09)
Dividend Income                  $0.3475


                               Annual Report | 51

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                              1-YEAR    5-YEAR    10-YEAR
-------                                              ------   -------    -------
Cumulative Total Return(1)                           +5.83%   +16.57%    +52.36%
Average Annual Total Return(2)                       +1.32%    +2.22%     +3.85%
Avg. Ann. Total Return (3/31/09)(3)                  -1.09%    +2.42%     +3.87%
   Distribution Rate(4)                      4.09%
   Taxable Equivalent Distribution Rate(5)   6.69%
   30-Day Standardized Yield(6)              3.04%
   Taxable Equivalent Yield(5)               4.97%
   Total Annual Operating expenses(7)        0.65%

                                                                        INCEPTION
CLASS B                                              1-YEAR    5-YEAR    (2/1/00)
-------                                              ------   -------   ---------
Cumulative Total Return(1)                           +5.22%   +13.45%    +52.29%
Average Annual Total Return(2)                       +1.22%    +2.21%     +4.74%
Avg. Ann. Total Return (3/31/09)(3)                  -1.34%    +2.39%     +4.76%
   Distribution Rate(4)                      3.71%
   Taxable Equivalent Distribution Rate(5)   6.07%
   30-Day Standardized Yield(6)              2.60%
   Taxable Equivalent Yield(5)               4.25%
   Total Annual Operating expenses(7)        1.20%

CLASS C                                              1-YEAR    5-YEAR    10-YEAR
-------                                              ------   -------    -------
Cumulative Total Return(1)                           +5.19%   +13.45%    +44.23%
Average Annual Total Return(2)                       +4.19%    +2.56%     +3.73%
Avg. Ann. Total Return (3/31/09)(3)                  +1.69%    +2.75%     +3.75%
   Distribution Rate(4)                      3.69%
   Taxable Equivalent Distribution Rate(5)   6.03%
   30-Day Standardized Yield(6)              2.64%
   Taxable Equivalent Yield(5)               4.32%
   Total Annual Operating expenses(7)        1.20%

ADVISOR CLASS(8)                                     1-YEAR    5-YEAR    10-YEAR
----------------                                     ------   -------    -------
Cumulative Total Return(1)                           +5.89%   +16.65%    +52.46%
Average Annual Total Return(2)                       +5.89%    +3.13%     +4.31%
Avg. Ann. Total Return (3/31/09)(3)                  +3.27%    +3.31%     +4.32%
   Distribution Rate(4)                      4.37%
   Taxable Equivalent Distribution Rate(5)   7.17%
   30-Day Standardized Yield(6)              3.27%
   Taxable Equivalent Yield(5)               5.37%
   Total Annual Operating expenses(7)        0.55%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                               52 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   2/28/09
-------   -------
1-Year     +1.32%
5-Year     +2.22%
10-Year    +3.85%

                               (PERFORMANCE GRAPH)

                FRANKLIN OHIO    BARCLAYS
                   TAX-FREE       CAPITAL
                INCOME FUND -    MUNICIPAL
    DATE           CLASS A      BOND INDEX     CPI
    ----        -------------   ----------   -------
   3/1/1999        $ 9,578       $10,000     $10,000
  3/31/1999        $ 9,610       $10,014     $10,030
  4/30/1999        $ 9,626       $10,039     $10,103
  5/31/1999        $ 9,572       $ 9,981     $10,103
  6/30/1999        $ 9,453       $ 9,837     $10,103
  7/31/1999        $ 9,469       $ 9,873     $10,134
  8/31/1999        $ 9,351       $ 9,794     $10,158
  9/30/1999        $ 9,351       $ 9,798     $10,207
  10/31/1999       $ 9,233       $ 9,692     $10,225
  11/30/1999       $ 9,312       $ 9,795     $10,231
  12/31/1999       $ 9,232       $ 9,722     $10,231
  1/31/2000        $ 9,192       $ 9,679     $10,261
  2/29/2000        $ 9,305       $ 9,792     $10,322
  3/31/2000        $ 9,508       $10,006     $10,407
  4/30/2000        $ 9,451       $ 9,947     $10,413
  5/31/2000        $ 9,411       $ 9,895     $10,426
  6/30/2000        $ 9,633       $10,157     $10,480
  7/31/2000        $ 9,773       $10,299     $10,505
  8/31/2000        $ 9,914       $10,457     $10,505
  9/30/2000        $ 9,864       $10,403     $10,559
  10/31/2000       $ 9,948       $10,516     $10,578
  11/30/2000       $10,032       $10,596     $10,584
  12/31/2000       $10,285       $10,858     $10,578
  1/31/2001        $10,344       $10,965     $10,644
  2/28/2001        $10,378       $11,000     $10,687
  3/31/2001        $10,464       $11,099     $10,711
  4/30/2001        $10,362       $10,978     $10,754
  5/31/2001        $10,448       $11,097     $10,802
  6/30/2001        $10,517       $11,171     $10,821
  7/31/2001        $10,656       $11,336     $10,790
  8/31/2001        $10,813       $11,523     $10,790
  9/30/2001        $10,804       $11,484     $10,839
  10/31/2001       $10,910       $11,621     $10,802
  11/30/2001       $10,857       $11,523     $10,784
  12/31/2001       $10,769       $11,414     $10,742
  1/31/2002        $10,936       $11,612     $10,766
  2/28/2002        $11,043       $11,752     $10,809
  3/31/2002        $10,872       $11,522     $10,869
  4/30/2002        $11,034       $11,747     $10,930
  5/31/2002        $11,087       $11,818     $10,930
  6/30/2002        $11,186       $11,943     $10,936
  7/31/2002        $11,294       $12,097     $10,948
  8/31/2002        $11,402       $12,242     $10,985
  9/30/2002        $11,621       $12,510     $11,003
  10/31/2002       $11,463       $12,303     $11,021
  11/30/2002       $11,443       $12,252     $11,021
  12/31/2002       $11,664       $12,510     $10,997
  1/31/2003        $11,644       $12,479     $11,046
  2/28/2003        $11,791       $12,653     $11,131
  3/31/2003        $11,808       $12,661     $11,198
  4/30/2003        $11,909       $12,744     $11,173
  5/31/2003        $12,180       $13,043     $11,155
  6/30/2003        $12,138       $12,987     $11,167
  7/31/2003        $11,706       $12,533     $11,179
  8/31/2003        $11,777       $12,626     $11,222
  9/30/2003        $12,031       $12,997     $11,258
  10/31/2003       $11,997       $12,932     $11,246
  11/30/2003       $12,147       $13,067     $11,216
  12/31/2003       $12,240       $13,175     $11,204
  1/31/2004        $12,332       $13,250     $11,258
  2/29/2004        $12,522       $13,450     $11,319
  3/31/2004        $12,468       $13,403     $11,392
  4/30/2004        $12,158       $13,086     $11,429
  5/31/2004        $12,104       $13,038     $11,495
  6/30/2004        $12,121       $13,086     $11,532
  7/31/2004        $12,275       $13,258     $11,514
  8/31/2004        $12,509       $13,524     $11,520
  9/30/2004        $12,584       $13,595     $11,544
  10/31/2004       $12,720       $13,712     $11,605
  11/30/2004       $12,593       $13,599     $11,611
  12/31/2004       $12,780       $13,765     $11,568
  1/31/2005        $12,948       $13,894     $11,593
  2/28/2005        $12,912       $13,848     $11,660
  3/31/2005        $12,835       $13,760     $11,751
  4/30/2005        $13,036       $13,977     $11,830
  5/31/2005        $13,133       $14,076     $11,818
  6/30/2005        $13,210       $14,163     $11,824
  7/31/2005        $13,142       $14,099     $11,878
  8/31/2005        $13,262       $14,242     $11,939
  9/30/2005        $13,162       $14,146     $12,085
  10/31/2005       $13,083       $14,060     $12,109
  11/30/2005       $13,161       $14,127     $12,012
  12/31/2005       $13,271       $14,249     $11,964
  1/31/2006        $13,297       $14,287     $12,055
  2/28/2006        $13,429       $14,383     $12,079
  3/31/2006        $13,327       $14,284     $12,146
  4/30/2006        $13,331       $14,279     $12,249
  5/31/2006        $13,367       $14,343     $12,310
  6/30/2006        $13,296       $14,289     $12,334
  7/31/2006        $13,451       $14,459     $12,371
  8/31/2006        $13,639       $14,673     $12,395
  9/30/2006        $13,719       $14,775     $12,334
  10/31/2006       $13,822       $14,868     $12,267
  11/30/2006       $13,947       $14,992     $12,249
  12/31/2006       $13,907       $14,939     $12,267
  1/31/2007        $13,855       $14,901     $12,305
  2/28/2007        $14,047       $15,097     $12,371
  3/31/2007        $13,995       $15,060     $12,483
  4/30/2007        $14,032       $15,104     $12,564
  5/31/2007        $13,980       $15,038     $12,641
  6/30/2007        $13,909       $14,960     $12,666
  7/31/2007        $14,012       $15,076     $12,663
  8/31/2007        $13,959       $15,011     $12,639
  9/30/2007        $14,165       $15,233     $12,674
  10/31/2007       $14,236       $15,301     $12,701
  11/30/2007       $14,341       $15,398     $12,777
  12/31/2007       $14,378       $15,441     $12,768
  1/31/2008        $14,483       $15,636     $12,832
  2/29/2008        $13,791       $14,920     $12,869
  3/31/2008        $14,210       $15,346     $12,980
  4/30/2008        $14,421       $15,526     $13,059
  5/31/2008        $14,528       $15,620     $13,169
  6/30/2008        $14,356       $15,443     $13,302
  7/31/2008        $14,430       $15,502     $13,372
  8/31/2008        $14,551       $15,683     $13,318
  9/30/2008        $13,702       $14,948     $13,300
  10/31/2008       $13,744       $14,795     $13,166
  11/30/2008       $13,783       $14,842     $12,913
  12/31/2008       $14,146       $15,059     $12,780
  1/31/2009        $14,461       $15,610     $12,835
  2/28/2009        $14,593       $15,692     $12,899
Total Returns        45.93%        56.92%      28.99%

AVERAGE ANNUAL TOTAL RETURN

CLASS B                    2/28/09
-------                    -------
1-Year                      +1.22%
5-Year                      +2.21%
Since Inception (2/1/00)    +4.74%

                               (PERFORMANCE GRAPH)

                FRANKLIN OHIO    BARCLAYS
                  TAX-FREE        CAPITAL
                INCOME FUND -    MUNICIPAL
    DATE           CLASS B      BOND INDEX     CPI
    ----        -------------   ----------   -------
   2/1/2000        $10,000       $10,000     $10,000
  2/29/2000        $10,104       $10,116     $10,059
  3/31/2000        $10,319       $10,337     $10,142
  4/30/2000        $10,262       $10,276     $10,148
  5/31/2000        $10,214       $10,223     $10,160
  6/30/2000        $10,458       $10,494     $10,213
  7/31/2000        $10,596       $10,640     $10,237
  8/31/2000        $10,752       $10,804     $10,237
  9/30/2000        $10,694       $10,748     $10,290
  10/31/2000       $10,779       $10,865     $10,308
  11/30/2000       $10,874       $10,947     $10,314
  12/31/2000       $11,133       $11,217     $10,308
  1/31/2001        $11,192       $11,328     $10,373
  2/28/2001        $11,224       $11,364     $10,415
  3/31/2001        $11,310       $11,466     $10,438
  4/30/2001        $11,195       $11,342     $10,480
  5/31/2001        $11,291       $11,464     $10,527
  6/30/2001        $11,361       $11,541     $10,545
  7/31/2001        $11,505       $11,712     $10,515
  8/31/2001        $11,669       $11,905     $10,515
  9/30/2001        $11,655       $11,865     $10,563
  10/31/2001       $11,763       $12,006     $10,527
  11/30/2001       $11,701       $11,905     $10,509
  12/31/2001       $11,600       $11,792     $10,468
  1/31/2002        $11,784       $11,997     $10,492
  2/28/2002        $11,883       $12,141     $10,533
  3/31/2002        $11,705       $11,903     $10,592
  4/30/2002        $11,862       $12,136     $10,652
  5/31/2002        $11,915       $12,210     $10,652
  6/30/2002        $12,015       $12,339     $10,658
  7/31/2002        $12,135       $12,498     $10,669
  8/31/2002        $12,236       $12,648     $10,705
  9/30/2002        $12,473       $12,925     $10,723
  10/31/2002       $12,299       $12,711     $10,741
  11/30/2002       $12,272       $12,658     $10,741
  12/31/2002       $12,503       $12,925     $10,717
  1/31/2003        $12,475       $12,892     $10,764
  2/28/2003        $12,627       $13,072     $10,847
  3/31/2003        $12,638       $13,080     $10,912
  4/30/2003        $12,740       $13,167     $10,889
  5/31/2003        $13,034       $13,475     $10,871
  6/30/2003        $12,973       $13,418     $10,883
  7/31/2003        $12,507       $12,948     $10,895
  8/31/2003        $12,577       $13,045     $10,936
  9/30/2003        $12,841       $13,428     $10,972
  10/31/2003       $12,799       $13,360     $10,960
  11/30/2003       $12,952       $13,500     $10,930
  12/31/2003       $13,045       $13,611     $10,918
  1/31/2004        $13,137       $13,689     $10,972
  2/29/2004        $13,333       $13,895     $11,031
  3/31/2004        $13,269       $13,847     $11,102
  4/30/2004        $12,935       $13,519     $11,137
  5/31/2004        $12,871       $13,470     $11,203
  6/30/2004        $12,884       $13,519     $11,238
  7/31/2004        $13,051       $13,697     $11,220
  8/31/2004        $13,282       $13,971     $11,226
  9/30/2004        $13,356       $14,046     $11,250
  10/31/2004       $13,493       $14,166     $11,309
  11/30/2004       $13,364       $14,049     $11,315
  12/31/2004       $13,555       $14,221     $11,274
  1/31/2005        $13,715       $14,354     $11,297
  2/28/2005        $13,671       $14,306     $11,363
  3/31/2005        $13,583       $14,216     $11,451
  4/30/2005        $13,799       $14,440     $11,528
  5/31/2005        $13,896       $14,542     $11,517
  6/30/2005        $13,960       $14,632     $11,523
  7/31/2005        $13,893       $14,566     $11,576
  8/31/2005        $14,013       $14,713     $11,635
  9/30/2005        $13,901       $14,614     $11,777
  10/31/2005       $13,812       $14,526     $11,801
  11/30/2005       $13,877       $14,595     $11,706
  12/31/2005       $13,997       $14,721     $11,659
  1/31/2006        $14,007       $14,761     $11,748
  2/28/2006        $14,139       $14,860     $11,771
  3/31/2006        $14,036       $14,757     $11,836
  4/30/2006        $14,034       $14,752     $11,937
  5/31/2006        $14,066       $14,818     $11,996
  6/30/2006        $13,973       $14,762     $12,020
  7/31/2006        $14,140       $14,938     $12,056
  8/31/2006        $14,319       $15,159     $12,079
  9/30/2006        $14,408       $15,265     $12,020
  10/31/2006       $14,498       $15,361     $11,955
  11/30/2006       $14,634       $15,489     $11,937
  12/31/2006       $14,585       $15,434     $11,955
  1/31/2007        $14,525       $15,394     $11,991
  2/28/2007        $14,719       $15,597     $12,056
  3/31/2007        $14,658       $15,559     $12,165
  4/30/2007        $14,690       $15,605     $12,244
  5/31/2007        $14,616       $15,536     $12,319
  6/30/2007        $14,547       $15,455     $12,343
  7/31/2007        $14,649       $15,575     $12,340
  8/31/2007        $14,574       $15,508     $12,317
  9/30/2007        $14,794       $15,737     $12,351
  10/31/2007       $14,861       $15,807     $12,378
  11/30/2007       $14,951       $15,908     $12,451
  12/31/2007       $14,983       $15,952     $12,443
  1/31/2008        $15,097       $16,153     $12,505
  2/29/2008        $14,377       $15,414     $12,541
  3/31/2008        $14,815       $15,854     $12,650
  4/30/2008        $15,035       $16,040     $12,726
  5/31/2008        $15,147       $16,137     $12,834
  6/30/2008        $14,969       $15,955     $12,963
  7/31/2008        $15,046       $16,015     $13,031
  8/31/2008        $15,171       $16,203     $12,979
  9/30/2008        $14,290       $15,443     $12,961
  10/31/2008       $14,333       $15,285     $12,830
  11/30/2008       $14,369       $15,334     $12,584
  12/31/2008       $14,752       $15,558     $12,454
  1/31/2009        $15,078       $16,127     $12,508
  2/28/2009        $15,229       $16,212     $12,571
Total Returns        52.29%        62.12%      25.71%


                               Annual Report | 53

AVERAGE ANNUAL TOTAL RETURN

CLASS C   2/28/09
-------   -------
1-Year     +4.19%
5-Year     +2.56%
10-Year    +3.73%

                               (PERFORMANCE GRAPH)

                FRANKLIN OHIO    BARCLAYS
                   TAX-FREE       CAPITAL
                INCOME FUND -   MUNICIPAL
     DATE          CLASS C      BOND INDEX     CPI
     ----       -------------   ----------   -------
   3/1/1999        $10,000       $10,000     $10,000
  3/31/1999        $10,028       $10,014     $10,030
  4/30/1999        $10,040       $10,039     $10,103
  5/31/1999        $ 9,980       $ 9,981     $10,103
  6/30/1999        $ 9,852       $ 9,837     $10,103
  7/31/1999        $ 9,863       $ 9,873     $10,134
  8/31/1999        $ 9,737       $ 9,794     $10,158
  9/30/1999        $ 9,724       $ 9,798     $10,207
  10/31/1999       $ 9,605       $ 9,692     $10,225
  11/30/1999       $ 9,682       $ 9,795     $10,231
  12/31/1999       $ 9,596       $ 9,722     $10,231
  1/31/2000        $ 9,542       $ 9,679     $10,261
  2/29/2000        $ 9,654       $ 9,792     $10,322
  3/31/2000        $ 9,859       $10,006     $10,407
  4/30/2000        $ 9,796       $ 9,947     $10,413
  5/31/2000        $ 9,751       $ 9,895     $10,426
  6/30/2000        $ 9,983       $10,157     $10,480
  7/31/2000        $10,123       $10,299     $10,505
  8/31/2000        $10,263       $10,457     $10,505
  9/30/2000        $10,207       $10,403     $10,559
  10/31/2000       $10,289       $10,516     $10,578
  11/30/2000       $10,371       $10,596     $10,584
  12/31/2000       $10,625       $10,858     $10,578
  1/31/2001        $10,681       $10,965     $10,644
  2/28/2001        $10,712       $11,000     $10,687
  3/31/2001        $10,794       $11,099     $10,711
  4/30/2001        $10,684       $10,978     $10,754
  5/31/2001        $10,776       $11,097     $10,802
  6/30/2001        $10,842       $11,171     $10,821
  7/31/2001        $10,980       $11,336     $10,790
  8/31/2001        $11,135       $11,523     $10,790
  9/30/2001        $11,122       $11,484     $10,839
  10/31/2001       $11,225       $11,621     $10,802
  11/30/2001       $11,166       $11,523     $10,784
  12/31/2001       $11,070       $11,414     $10,742
  1/31/2002        $11,236       $11,612     $10,766
  2/28/2002        $11,339       $11,752     $10,809
  3/31/2002        $11,160       $11,522     $10,869
  4/30/2002        $11,319       $11,747     $10,930
  5/31/2002        $11,369       $11,818     $10,930
  6/30/2002        $11,464       $11,943     $10,936
  7/31/2002        $11,578       $12,097     $10,948
  8/31/2002        $11,674       $12,242     $10,985
  9/30/2002        $11,900       $12,510     $11,003
  10/31/2002       $11,735       $12,303     $11,021
  11/30/2002       $11,709       $12,252     $11,021
  12/31/2002       $11,928       $12,510     $10,997
  1/31/2003        $11,903       $12,479     $11,046
  2/28/2003        $12,047       $12,653     $11,131
  3/31/2003        $12,049       $12,661     $11,198
  4/30/2003        $12,156       $12,744     $11,173
  5/31/2003        $12,426       $13,043     $11,155
  6/30/2003        $12,377       $12,987     $11,167
  7/31/2003        $11,923       $12,533     $11,179
  8/31/2003        $11,999       $12,626     $11,222
  9/30/2003        $12,249       $12,997     $11,258
  10/31/2003       $12,209       $12,932     $11,246
  11/30/2003       $12,354       $13,067     $11,216
  12/31/2003       $12,443       $13,175     $11,204
  1/31/2004        $12,530       $13,250     $11,258
  2/29/2004        $12,716       $13,450     $11,319
  3/31/2004        $12,656       $13,403     $11,392
  4/30/2004        $12,339       $13,086     $11,429
  5/31/2004        $12,279       $13,038     $11,495
  6/30/2004        $12,290       $13,086     $11,532
  7/31/2004        $12,439       $13,258     $11,514
  8/31/2004        $12,669       $13,524     $11,520
  9/30/2004        $12,748       $13,595     $11,544
  10/31/2004       $12,879       $13,712     $11,605
  11/30/2004       $12,746       $13,599     $11,611
  12/31/2004       $12,928       $13,765     $11,568
  1/31/2005        $13,090       $13,894     $11,593
  2/28/2005        $13,048       $13,848     $11,660
  3/31/2005        $12,955       $13,760     $11,751
  4/30/2005        $13,161       $13,977     $11,830
  5/31/2005        $13,262       $14,076     $11,818
  6/30/2005        $13,323       $14,163     $11,824
  7/31/2005        $13,249       $14,099     $11,878
  8/31/2005        $13,373       $14,242     $11,939
  9/30/2005        $13,257       $14,146     $12,085
  10/31/2005       $13,171       $14,060     $12,109
  11/30/2005       $13,243       $14,127     $12,012
  12/31/2005       $13,347       $14,249     $11,964
  1/31/2006        $13,367       $14,287     $12,055
  2/28/2006        $13,493       $14,383     $12,079
  3/31/2006        $13,395       $14,284     $12,146
  4/30/2006        $13,382       $14,279     $12,249
  5/31/2006        $13,412       $14,343     $12,310
  6/30/2006        $13,335       $14,289     $12,334
  7/31/2006        $13,483       $14,459     $12,371
  8/31/2006        $13,663       $14,673     $12,395
  9/30/2006        $13,748       $14,775     $12,334
  10/31/2006       $13,834       $14,868     $12,267
  11/30/2006       $13,963       $14,992     $12,249
  12/31/2006       $13,905       $14,939     $12,267
  1/31/2007        $13,858       $14,901     $12,305
  2/28/2007        $14,042       $15,097     $12,371
  3/31/2007        $13,984       $15,060     $12,483
  4/30/2007        $14,014       $15,104     $12,564
  5/31/2007        $13,945       $15,038     $12,641
  6/30/2007        $13,879       $14,960     $12,666
  7/31/2007        $13,975       $15,076     $12,663
  8/31/2007        $13,904       $15,011     $12,639
  9/30/2007        $14,113       $15,233     $12,674
  10/31/2007       $14,176       $15,301     $12,701
  11/30/2007       $14,274       $15,398     $12,777
  12/31/2007       $14,304       $15,441     $12,768
  1/31/2008        $14,401       $15,636     $12,832
  2/29/2008        $13,713       $14,920     $12,869
  3/31/2008        $14,118       $15,346     $12,980
  4/30/2008        $14,320       $15,526     $13,059
  5/31/2008        $14,418       $15,620     $13,169
  6/30/2008        $14,254       $15,443     $13,302
  7/31/2008        $14,308       $15,502     $13,372
  8/31/2008        $14,421       $15,683     $13,318
  9/30/2008        $13,580       $14,948     $13,300
  10/31/2008       $13,615       $14,795     $13,166
  11/30/2008       $13,634       $14,842     $12,913
  12/31/2008       $14,008       $15,059     $12,780
  1/31/2009        $14,311       $15,610     $12,835
  2/28/2009        $14,423       $15,692     $12,899
Total Returns        44.23%        56.92%      28.99%

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(8)   2/28/09
----------------   -------
1-Year              +5.89%
5-Year              +3.13%
10-Year             +4.31%

                               (PERFORMANCE GRAPH)

                FRANKLIN OHIO    BARCLAYS
                   TAX-FREE       CAPITAL
                INCOME FUND -    MUNICIPAL
    DATE        ADVISOR CLASS   BOND INDEX     CPI
    ----        -------------   ----------   -------
   3/1/1999        $10,000       $10,000     $10,000
  3/31/1999        $10,033       $10,014     $10,030
  4/30/1999        $10,050       $10,039     $10,103
  5/31/1999        $ 9,994       $ 9,981     $10,103
  6/30/1999        $ 9,870       $ 9,837     $10,103
  7/31/1999        $ 9,886       $ 9,873     $10,134
  8/31/1999        $ 9,763       $ 9,794     $10,158
  9/30/1999        $ 9,763       $ 9,798     $10,207
  10/31/1999       $ 9,639       $ 9,692     $10,225
  11/30/1999       $ 9,722       $ 9,795     $10,231
  12/31/1999       $ 9,639       $ 9,722     $10,231
  1/31/2000        $ 9,597       $ 9,679     $10,261
  2/29/2000        $ 9,715       $ 9,792     $10,322
  3/31/2000        $ 9,927       $10,006     $10,407
  4/30/2000        $ 9,868       $ 9,947     $10,413
  5/31/2000        $ 9,826       $ 9,895     $10,426
  6/30/2000        $10,057       $10,157     $10,480
  7/31/2000        $10,203       $10,299     $10,505
  8/31/2000        $10,351       $10,457     $10,505
  9/30/2000        $10,299       $10,403     $10,559
  10/31/2000       $10,386       $10,516     $10,578
  11/30/2000       $10,474       $10,596     $10,584
  12/31/2000       $10,738       $10,858     $10,578
  1/31/2001        $10,800       $10,965     $10,644
  2/28/2001        $10,835       $11,000     $10,687
  3/31/2001        $10,924       $11,099     $10,711
  4/30/2001        $10,818       $10,978     $10,754
  5/31/2001        $10,908       $11,097     $10,802
  6/30/2001        $10,980       $11,171     $10,821
  7/31/2001        $11,125       $11,336     $10,790
  8/31/2001        $11,289       $11,523     $10,790
  9/30/2001        $11,280       $11,484     $10,839
  10/31/2001       $11,390       $11,621     $10,802
  11/30/2001       $11,335       $11,523     $10,784
  12/31/2001       $11,243       $11,414     $10,742
  1/31/2002        $11,418       $11,612     $10,766
  2/28/2002        $11,529       $11,752     $10,809
  3/31/2002        $11,351       $11,522     $10,869
  4/30/2002        $11,519       $11,747     $10,930
  5/31/2002        $11,576       $11,818     $10,930
  6/30/2002        $11,678       $11,943     $10,936
  7/31/2002        $11,791       $12,097     $10,948
  8/31/2002        $11,905       $12,242     $10,985
  9/30/2002        $12,132       $12,510     $11,003
  10/31/2002       $11,968       $12,303     $11,021
  11/30/2002       $11,947       $12,252     $11,021
  12/31/2002       $12,178       $12,510     $10,997
  1/31/2003        $12,157       $12,479     $11,046
  2/28/2003        $12,311       $12,653     $11,131
  3/31/2003        $12,328       $12,661     $11,198
  4/30/2003        $12,433       $12,744     $11,173
  5/31/2003        $12,716       $13,043     $11,155
  6/30/2003        $12,672       $12,987     $11,167
  7/31/2003        $12,221       $12,533     $11,179
  8/31/2003        $12,296       $12,626     $11,222
  9/30/2003        $12,560       $12,997     $11,258
  10/31/2003       $12,526       $12,932     $11,246
  11/30/2003       $12,681       $13,067     $11,216
  12/31/2003       $12,779       $13,175     $11,204
  1/31/2004        $12,875       $13,250     $11,258
  2/29/2004        $13,073       $13,450     $11,319
  3/31/2004        $13,017       $13,403     $11,392
  4/30/2004        $12,693       $13,086     $11,429
  5/31/2004        $12,637       $13,038     $11,495
  6/30/2004        $12,655       $13,086     $11,532
  7/31/2004        $12,816       $13,258     $11,514
  8/31/2004        $13,060       $13,524     $11,520
  9/30/2004        $13,138       $13,595     $11,544
  10/31/2004       $13,280       $13,712     $11,605
  11/30/2004       $13,148       $13,599     $11,611
  12/31/2004       $13,343       $13,765     $11,568
  1/31/2005        $13,518       $13,894     $11,593
  2/28/2005        $13,480       $13,848     $11,660
  3/31/2005        $13,401       $13,760     $11,751
  4/30/2005        $13,610       $13,977     $11,830
  5/31/2005        $13,712       $14,076     $11,818
  6/30/2005        $13,792       $14,163     $11,824
  7/31/2005        $13,721       $14,099     $11,878
  8/31/2005        $13,846       $14,242     $11,939
  9/30/2005        $13,741       $14,146     $12,085
  10/31/2005       $13,659       $14,060     $12,109
  11/30/2005       $13,740       $14,127     $12,012
  12/31/2005       $13,856       $14,249     $11,964
  1/31/2006        $13,883       $14,287     $12,055
  2/28/2006        $14,021       $14,383     $12,079
  3/31/2006        $13,913       $14,284     $12,146
  4/30/2006        $13,918       $14,279     $12,249
  5/31/2006        $13,956       $14,343     $12,310
  6/30/2006        $13,881       $14,289     $12,334
  7/31/2006        $14,043       $14,459     $12,371
  8/31/2006        $14,239       $14,673     $12,395
  9/30/2006        $14,323       $14,775     $12,334
  10/31/2006       $14,431       $14,868     $12,267
  11/30/2006       $14,562       $14,992     $12,249
  12/31/2006       $14,519       $14,939     $12,267
  1/31/2007        $14,465       $14,901     $12,305
  2/28/2007        $14,666       $15,097     $12,371
  3/31/2007        $14,612       $15,060     $12,483
  4/30/2007        $14,650       $15,104     $12,564
  5/31/2007        $14,596       $15,038     $12,641
  6/30/2007        $14,521       $14,960     $12,666
  7/31/2007        $14,629       $15,076     $12,663
  8/31/2007        $14,573       $15,011     $12,639
  9/30/2007        $14,789       $15,233     $12,674
  10/31/2007       $14,863       $15,301     $12,701
  11/30/2007       $14,973       $15,398     $12,777
  12/31/2007       $15,011       $15,441     $12,768
  1/31/2008        $15,121       $15,636     $12,832
  2/29/2008        $14,398       $14,920     $12,869
  3/31/2008        $14,836       $15,346     $12,980
  4/30/2008        $15,056       $15,526     $13,059
  5/31/2008        $15,168       $15,620     $13,169
  6/30/2008        $14,989       $15,443     $13,302
  7/31/2008        $15,068       $15,502     $13,372
  8/31/2008        $15,195       $15,683     $13,318
  9/30/2008        $14,312       $14,948     $13,300
  10/31/2008       $14,344       $14,795     $13,166
  11/30/2008       $14,381       $14,842     $12,913
  12/31/2008       $14,779       $15,059     $12,780
  1/31/2009        $15,107       $15,610     $12,835
  2/28/2009        $15,246       $15,692     $12,899
Total Returns        52.46%        56.92%      28.99%


                               54 | Annual Report

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 2/28/09.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 12/29/08 for the maximum combined effective federal and Ohio personal income tax rate of 38.85%, based on the federal income tax rate of 35.00%.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/09.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(8.) Effective 7/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/08, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 6/30/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/08 (commencement of sales), the cumulative total return of Advisor Class shares was +1.37%.

(9.) Source: (C) 2009 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               Annual Report | 55

Your Fund's Expenses

FRANKLIN OHIO TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               56 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 9/1/08      VALUE 2/28/09   PERIOD* 9/1/08-2/28/09
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $1,002.90              $3.18
Hypothetical (5% return before expenses)         $1,000           $1,021.62              $3.21

CLASS B
Actual                                           $1,000           $1,000.20              $5.90
Hypothetical (5% return before expenses)         $1,000           $1,018.89              $5.96

CLASS C
Actual                                           $1,000           $1,000.20              $5.90
Hypothetical (5% return before expenses)         $1,000           $1,018.89              $5.96

ADVISOR CLASS
Actual                                           $1,000           $1,003.40              $2.68
Hypothetical (5% return before expenses)         $1,000           $1,022.12              $2.71

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.64%; B: 1.19%; C: 1.19%; and Advisor:
     0.54%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               Annual Report | 57

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN INSURED TAX-FREE INCOME FUND

                                                                          YEAR ENDED FEBRUARY 28,
                                                     ----------------------------------------------------------------
CLASS A                                                 2009        2008(a)         2007         2006         2005
-------                                              ----------   ----------     ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $    11.48   $    12.32     $    12.32   $    12.41   $    12.62
                                                     ----------   ----------     ----------   ----------   ----------
Income from investment operations(b):
   Net investment income(c) ......................         0.52         0.52           0.53         0.54         0.55
   Net realized and unrealized gains (losses) ....        (0.29)       (0.84)          0.01        (0.10)       (0.20)
                                                     ----------   ----------     ----------   ----------   ----------
Total from investment operations .................         0.23        (0.32)          0.54         0.44         0.35
                                                     ----------   ----------     ----------   ----------   ----------
Less distributions from:
   Net investment income .........................        (0.51)       (0.52)         (0.53)       (0.53)       (0.55)
   Net realized gains ............................           --           --(d)       (0.01)          --        (0.01)
                                                     ----------   ----------     ----------   ----------   ----------
Total distributions ..............................        (0.51)       (0.52)         (0.54)       (0.53)       (0.56)
                                                     ----------   ----------     ----------   ----------   ----------
Redemption fees(d, e) ............................           --           --             --           --           --
                                                     ----------   ----------     ----------   ----------   ----------
Net asset value, end of year .....................   $    11.20   $    11.48     $    12.32   $    12.32   $    12.41
                                                     ==========   ==========     ==========   ==========   ==========
Total return(f) ..................................         2.04%       (2.70)%         4.51%        3.65%        2.93%
RATIOS TO AVERAGE NET ASSETS
Expenses .........................................         0.63%        0.64%          0.63%        0.63%        0.63%
Net investment income ............................         4.57%        4.28%          4.33%        4.37%        4.47%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $1,807,929   $1,909,094     $1,821,006   $1,697,516   $1,602,174
Portfolio turnover rate ..........................        15.12%       15.60%          6.75%        4.94%        9.07%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               58 | Annual Report

Franklin Tax-Free Trust

FRANKLIN INSURED TAX-FREE INCOME FUND

                                                                   YEAR ENDED FEBRUARY 28,
                                                     --------------------------------------------------
CLASS B                                                2009    2008(a)       2007      2006      2005
-------                                              -------   -------     -------   -------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $ 11.53   $ 12.37     $ 12.37   $ 12.47   $  12.67
                                                     -------   -------     -------   -------   --------
Income from investment operations(b):
   Net investment income(c) ......................      0.46      0.45        0.46      0.47       0.48
   Net realized and unrealized gains (losses) ....     (0.28)    (0.83)       0.01     (0.10)     (0.19)
                                                     -------   -------     -------   -------   --------
Total from investment operations .................      0.18     (0.38)       0.47      0.37       0.29
                                                     -------   -------     -------   -------   --------
Less distributions from:
   Net investment income .........................     (0.45)    (0.46)      (0.46)    (0.47)     (0.48)
   Net realized gains ............................        --        --(d)    (0.01)       --      (0.01)
                                                     -------   -------     -------   -------   --------
Total distributions ..............................     (0.45)    (0.46)      (0.47)    (0.47)     (0.49)
                                                     -------   -------     -------   -------   --------
Redemption fees(d, e) ............................        --        --          --        --         --
                                                     -------   -------     -------   -------   --------
Net asset value, end of year .....................   $ 11.26   $ 11.53     $ 12.37   $ 12.37   $  12.47
                                                     =======   =======     =======   =======   ========
Total return(f) ..................................      1.56%    (3.22)%      3.93%     3.07%      2.35%
RATIOS TO AVERAGE NET ASSETS
Expenses .........................................      1.18%     1.19%       1.18%     1.18%      1.18%
Net investment income ............................      4.02%     3.73%       3.78%     3.82%      3.92%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $56,475   $69,500     $83,644   $94,569   $103,378
Portfolio turnover rate ..........................     15.12%    15.60%       6.75%     4.94%      9.07%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 59

Franklin Tax-Free Trust

FRANKLIN INSURED TAX-FREE INCOME FUND

                                                                     YEAR ENDED FEBRUARY 28,
                                                     ------------------------------------------------------
CLASS C                                                2009      2008(a)       2007       2006       2005
-------                                              --------   --------     --------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $  11.59   $  12.43     $  12.42   $  12.51   $  12.72
                                                     --------   --------     --------   --------   --------
Income from investment operations(b):
   Net investment income(c) ......................       0.47       0.46         0.47       0.48       0.49
   Net realized and unrealized gains (losses) ....      (0.30)     (0.84)        0.01      (0.10)     (0.21)
                                                     --------   --------     --------   --------   --------
Total from investment operations .................       0.17      (0.38)        0.48       0.38       0.28
                                                     --------   --------     --------   --------   --------
Less distributions from:
   Net investment income .........................      (0.45)     (0.46)       (0.46)     (0.47)     (0.48)
   Net realized gains ............................         --         --(d)     (0.01)        --      (0.01)
                                                     --------   --------     --------   --------   --------
Total distributions ..............................      (0.45)     (0.46)       (0.47)     (0.47)     (0.49)
                                                     --------   --------     --------   --------   --------
Redemption fees(d, e) ............................         --         --           --         --         --
                                                     --------   --------     --------   --------   --------
Net asset value, end of year .....................   $  11.31   $  11.59     $  12.43   $  12.42   $  12.51
                                                     ========   ========     ========   ========   ========
Total return(f) ..................................       1.46%     (3.21)%       3.99%      3.06%      2.34%
RATIOS TO AVERAGE NET ASSETS
Expenses .........................................       1.18%      1.19%        1.17%      1.18%      1.18%
Net investment income ............................       4.02%      3.73%        3.79%      3.82%      3.92%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $196,085   $148,054     $141,913   $147,979   $138,027
Portfolio turnover rate ..........................      15.12%     15.60%        6.75%      4.94%      9.07%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               60 | Annual Report

Franklin Tax-Free Trust

FRANKLIN INSURED TAX-FREE INCOME FUND

                                                     PERIOD ENDED
                                                     FEBRUARY 28,
ADVISOR CLASS                                           2009(a)
-------------                                        ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............      $11.86
                                                        ------
Income from investment operations(b):
   Net investment income(c) ......................        0.36
   Net realized and unrealized gains (losses) ....       (0.67)
                                                        ------
Total from investment operations .................       (0.31)
                                                        ------
Less distributions from net investment income ....       (0.35)
                                                        ------
Net asset value, end of period ...................      $11.20
                                                        ======
Total return(d) ..................................       (2.58)%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses .........................................        0.53%
Net investment income ............................        4.67%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ................      $1,417
Portfolio turnover rate ..........................       15.12%

(a)  For the period July 1, 2008 (effective date) to February 28, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 61

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2009

                                                                                                        PRINCIPAL
    FRANKLIN INSURED TAX-FREE INCOME FUND                                                                 AMOUNT          VALUE
    -------------------------------------                                                              -----------   --------------
    MUNICIPAL BONDS 95.2%
    ALABAMA 4.4%
    Alabama Drinking Water Finance Authority Revenue, Revolving Fund Loan, Series A,
       AMBAC Insured, 5.25%, 8/15/21 ...............................................................   $ 2,490,000   $    2,583,375
    Anniston Regional Medical Center Board Revenue, Series A, AMBAC Insured, 5.25%,
       6/01/18 .....................................................................................     5,000,000        5,067,050
    Bessemer GO, wts., XLCA Insured, 5.00%, 2/01/35 ................................................     2,000,000        1,824,700
    Daphne Utilities Board Water Gas and Sewer Revenue, Series B, AMBAC Insured,
       Pre-Refunded, 5.50%, 6/01/30 ................................................................     1,670,000        1,781,773
    East Alabama Health Care Authority Health Care Facilities Revenue, Tax Anticipation Bond,
       Series A, MBIA Insured, 5.25%, 9/01/28 ......................................................     7,000,000        6,213,690
    Helena Utilities Board Water and Sewer Revenue, MBIA Insured, Pre-Refunded, 5.25%,
          4/01/27 ..................................................................................     3,260,000        3,663,458
          4/01/33 ..................................................................................     4,890,000        5,495,186
    Houston County Health Care Authority Revenue, Series A, AMBAC Insured, 5.125%,
          10/01/24 .................................................................................     5,855,000        5,062,409
          10/01/25 .................................................................................     6,065,000        5,147,002
    Leeds Public Educational Building Authority Educational Facilities Revenue, Assured
       Guaranty, 5.125%, 4/01/38 ...................................................................    10,865,000       10,475,055
    Limestone County Water and Sewer Authority Water Revenue, AMBAC Insured, 5.00%,
       12/01/35 ....................................................................................     9,100,000        8,736,455
    Madison GO, wts., Refunding, XLCA Insured, 4.75%, 12/01/36 .....................................    10,000,000        9,061,000
    Muscle Shoals GO, wts., MBIA Insured, Pre-Refunded, 5.50%, 8/01/30 .............................     2,000,000        2,167,340
    Orange Beach Water Sewer and Fire Protection Authority Revenue, MBIA Insured, 5.00%,
       5/15/35 .....................................................................................     3,665,000        3,519,976
    Pell City GO, wts.,
          Refunding, XLCA Insured, 5.00%, 2/01/24 ..................................................     1,020,000        1,024,682
          XLCA Insured, 5.00%, 2/01/34 .............................................................     5,195,000        4,412,062
    Tuscaloosa Public Educational Building Authority Student Housing Revenue, Ridgecrest
       Student Housing LLC, Assured Guaranty, 6.75%, 7/01/38 .......................................     5,000,000        5,409,000
    University of Alabama at Birmingham Hospital Revenue, Refunding, Series A, AMBAC Insured,
       5.00%, 9/01/41 ..............................................................................     5,000,000        4,080,150
    University of Alabama University Revenues, FGIC Insured, 5.25%, 10/01/27 .......................     5,975,000        6,062,295
                                                                                                                     --------------
                                                                                                                         91,786,658
                                                                                                                     --------------
    ALASKA 0.7%
    Alaska Energy Authority Power Revenue, Bradley Lake Project, Refunding, BIG Insured,
       6.25%, 7/01/21 ..............................................................................         5,000            4,999
    Alaska Energy Authority Utilities Revenue, Refunding, FSA Insured, 5.20%, 7/01/17 ..............     3,000,000        3,000,150
    Matanuska-Susitna Borough Lease Revenue, Goose Greek Correctional Center,
       Assured Guaranty, 6.00%, 9/01/32 ............................................................    10,000,000       10,557,800
                                                                                                                     --------------
                                                                                                                         13,562,949
                                                                                                                     --------------
    ARIZONA 3.2%
    Arizona State Municipal Financing Program COP, Series 1986-20, BIG Insured, ETM, 7.70%,
       8/01/10 .....................................................................................     4,040,000        4,297,267
    Cochise County USD No. 68 GO, Sierra Vista, Refunding, FGIC Insured, 7.50%, 7/01/10 ............       500,000          534,600
    Downtown Phoenix Hotel Corp. Revenue,
          Senior Series A, FGIC Insured, 5.00%, 7/01/36 ............................................    15,000,000       10,727,850
          sub. bond, Series B, FGIC Insured, 5.00%, 7/01/36 ........................................     6,450,000        5,564,673


                               62 | Annual Report

Franklin Tax-Free Trust

                                                                                                        PRINCIPAL
    FRANKLIN INSURED TAX-FREE INCOME FUND                                                                 AMOUNT          VALUE
    -------------------------------------                                                              -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    ARIZONA (CONTINUED)
    Maricopa County IDA Hospital Facility Revenue, Samaritan Health Services, Series A,
       MBIA Insured, ETM, 7.00%, 12/01/16 ..........................................................   $   300,000   $      373,191
    Mesa IDAR, Discovery Health System, Series A, MBIA Insured, Pre-Refunded,
          5.75%, 1/01/25 ...........................................................................    18,000,000       18,883,620
          5.625%, 1/01/29 ..........................................................................    12,655,000       13,263,199
    Tucson Water Revenue, Series B, FSA Insured, 5.00%, 7/01/32 ....................................    12,000,000       12,047,880
                                                                                                                     --------------
                                                                                                                         65,692,280
                                                                                                                     --------------
    ARKANSAS 1.6%
    Arkansas State Development Finance Authority Water Revenue, Refunding, Series A,
       MBIA Insured, 6.50%, 7/01/10 ................................................................       920,000          951,869
    Arkansas State University Revenue, Arkansas State University-Beebe, Series B,
       AMBAC Insured, 5.00%,
          12/01/30 .................................................................................     3,250,000        3,007,452
          12/01/35 .................................................................................     3,045,000        2,668,790
    Benton Regional Public Water Authority Water Revenue, Refunding and Improvement,
       XLCA Insured, 5.00%, 10/01/35 ...............................................................     5,230,000        4,775,199
    Little Rock School District GO,
          Refunding, Series B, FSA Insured, 5.50%, 2/01/33 .........................................     3,970,000        3,984,054
          Series C, FSA Insured, 5.25%, 2/01/33 ....................................................     7,790,000        7,820,459
    Paragould Water and Electric Revenue, AMBAC Insured, Pre-Refunded, 5.65%, 12/01/25 .............     1,000,000        1,082,430
    Pulaski Technical College Revenue, Student Tuition and Fee, FGIC Insured, 5.00%,
       9/01/34 .....................................................................................     2,190,000        2,066,594
    University of Arkansas University Revenues,
          AMBAC Insured, 5.00%, 11/01/36 ...........................................................     3,205,000        3,061,576
          Various Facility, Fayetteville Campus, FGIC Insured, 5.00%, 12/01/32 .....................     4,000,000        3,864,840
                                                                                                                     --------------
                                                                                                                         33,283,263
                                                                                                                     --------------
    CALIFORNIA 3.2%
    California State GO,
          Refunding, AMBAC Insured, 5.00%, 2/01/33 .................................................     7,000,000        6,421,450
          Refunding, MBIA Insured, 5.00%, 2/01/31 ..................................................    20,000,000       18,637,200
          Refunding, MBIA Insured, 5.00%, 10/01/32 .................................................     1,910,000        1,760,676
          Various Purpose, Refunding, MBIA Insured, 4.75%, 3/01/35 .................................    20,855,000       18,077,531
    Corona COP, Corona Community Hospital Project, Pre-Refunded, 9.425%, 9/01/20 ...................    13,840,000       15,182,065
    Oakland RDA Tax Allocation, Central District Redevelopment, Refunding, AMBAC Insured,
       5.50%, 2/01/14 ..............................................................................       200,000          214,426
    San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, Refunding, Series A,
       MBIA Insured, 5.25%, 1/15/30 ................................................................     4,000,000        2,986,080
    Val Verde USD, COP, School Construction Project,
          Refunding, Series B, FGIC Insured, 5.00%, 1/01/35 ........................................     1,680,000        1,409,772
          Series B, FGIC Insured, Pre-Refunded, 5.00%, 1/01/35 .....................................       820,000          935,710
                                                                                                                     --------------
                                                                                                                         65,624,910
                                                                                                                     --------------
    COLORADO 5.0%
    Arkansas River Power Authority Power Revenue, Improvement, XLCA Insured, 5.25%,
       10/01/32 ....................................................................................    12,490,000        9,032,144
    Aurora Water Improvement Revenue, first lien, Series A, AMBAC Insured, 5.00%, 8/01/39 ..........    25,000,000       23,981,250
    Broomfield COP, Refunding, AMBAC Insured, 6.00%, 12/01/29 ......................................     3,000,000        3,034,860


                               Annual Report | 63

Franklin Tax-Free Trust

                                                                                                        PRINCIPAL
    FRANKLIN INSURED TAX-FREE INCOME FUND                                                                 AMOUNT          VALUE
    -------------------------------------                                                              -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    COLORADO (CONTINUED)
    Colorado Board of Governors University Enterprise System Revenue, Series A, FGIC Insured,
       5.00%, 3/01/37 ..............................................................................   $10,000,000   $    9,303,400
    Colorado Health Facilities Authority Revenue,
          Catholic Health, Series C-7, FSA Insured, 5.00%, 9/01/36 .................................    20,000,000       17,616,200
          Hospital, Refunding, Series B, FSA Insured, 5.25%, 3/01/36 ...............................    10,000,000        8,851,900
    Denver City and County Airport Revenue,
          Series C, MBIA Insured, ETM, 6.125%, 11/15/25 ............................................     3,590,000        4,160,164
          Series C, MBIA Insured, ETM, 6.125%, 11/15/25 ............................................     4,410,000        4,409,735
    Denver Convention Center Hotel Authority Revenue, Refunding, senior bond, XLCA Insured,
       5.00%, 12/01/35 .............................................................................    15,000,000        9,854,100
    University of Colorado Hospital Authority Revenue, Refunding, Series A, AMBAC Insured,
          5.20%, 11/15/17 ..........................................................................     5,425,000        5,406,555
          5.25%, 11/15/22 ..........................................................................     7,800,000        7,002,918
                                                                                                                     --------------
                                                                                                                        102,653,226
                                                                                                                     --------------
    CONNECTICUT 0.3%
    Connecticut State Health and Educational Facilities Authority Revenue, Child Care Facilities
       Program, Series G, Assured Guaranty, 6.00%, 7/01/38 .........................................     5,000,000        5,299,750
                                                                                                                     --------------
    DISTRICT OF COLUMBIA 0.9%
    District of Columbia HFA, RMR, Series 1986-1, FGIC Insured, 7.75%, 9/01/16 .....................       135,000          134,591
    District of Columbia Hospital Revenue, Children's Hospital Obligation, Sub Series 1,
       FSA Insured, 5.45%, 7/15/35 .................................................................    20,000,000       18,981,400
                                                                                                                     --------------
                                                                                                                         19,115,991
                                                                                                                     --------------
    FLORIDA 16.6%
    Alachua County School Board COP, AMBAC Insured, 5.00%, 7/01/20 .................................     1,000,000        1,022,970
    Brevard County Local Option Fuel Tax Revenue, FGIC Insured, 5.00%,
          8/01/32 ..................................................................................    12,440,000       11,402,753
          8/01/37 ..................................................................................    13,000,000       11,755,120
    Broward County HFAR, FSA Insured,
          5.65%, 11/01/22 ..........................................................................       405,000          405,178
          5.70%, 11/01/29 ..........................................................................       225,000          220,435
    Broward County School Board COP,
          MBIA Insured, 5.00%, 7/01/28 .............................................................     2,000,000        1,920,820
          Series A, FSA Insured, 5.00%, 7/01/22 ....................................................     2,000,000        2,014,460
          Series A, FSA Insured, 5.00%, 7/01/26 ....................................................     2,850,000        2,759,911
          Series A, FSA Insured, 5.00%, 7/01/30 ....................................................     2,000,000        1,909,000
    Cape Coral Water and Sewer Revenue, AMBAC Insured, 5.00%, 10/01/36 .............................     2,000,000        1,807,380
    Celebration CDD, Special Assessment, Series B, MBIA Insured, 5.50%, 5/01/19 ....................       205,000          205,613
    Clearwater Water and Sewer Revenue, FGIC Insured, 5.00%,
          12/01/28 .................................................................................    11,050,000       10,698,831
          12/01/32 .................................................................................    13,665,000       12,919,848
    Coral Gables Health Facilities Authority Hospital Revenue, Baptist Health South Florida
       Obligated Group, FSA Insured, Pre-Refunded, 5.00%, 8/15/29 ..................................     1,000,000        1,136,930
    Dade County HFA, MFMR, Siesta Pointe Apartments, Series A, FSA Insured, 5.75%,
       9/01/29 .....................................................................................     1,890,000        1,863,162
    Daytona Beach Utility System Revenue, Refunding, Series B, FGIC Insured, 5.00%,
       11/15/32 ....................................................................................     1,000,000          898,240


                               64 | Annual Report

Franklin Tax-Free Trust

                                                                                                        PRINCIPAL
    FRANKLIN INSURED TAX-FREE INCOME FUND                                                                 AMOUNT          VALUE
    -------------------------------------                                                              -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    FLORIDA (CONTINUED)
    Destin Capital Improvement Revenue, MBIA Insured, 5.00%, 8/01/27 ...............................   $ 1,315,000   $    1,348,375
    Escambia County HFA, SFMR, Multi-County Program, Refunding, Series A, MBIA Insured,
       6.40%, 10/01/30 .............................................................................        45,000           45,215
    Escambia County Utilities Authority Utility System Revenue,
          FGIC Insured, 5.00%, 1/01/31 .............................................................     1,775,000        1,717,614
          Refunding, Series B, FGIC Insured, 5.00%, 1/01/22 ........................................     2,000,000        2,025,060
    Florida Gulf Coast University Financing Corp. Capital Improvement Revenue, Housing Project,
       Series A, MBIA Insured, 5.00%, 2/01/37 ......................................................    10,000,000        9,173,900
    Florida HFAR, Spinnaker Cove Apartments, Series G, AMBAC Insured, 6.50%, 7/01/36 ...............     1,600,000        1,593,728
    Florida HFC Revenue,
          Housing Logans Pointe Apartments, Series F-1, FSA Insured, 5.90%, 12/01/19 ...............     1,195,000        1,219,378
          Marina Bay Apartments, Series S, FSA Insured, 5.85%, 2/01/41 .............................     1,070,000        1,039,837
    Florida Intergovernmental Finance Commission Capital Revenue, Series A, AMBAC Insured,
       5.00%, 8/01/32 ..............................................................................     3,570,000        3,084,301
    Florida State Board of Education Capital Outlay GO, Public Education,
          Refunding, Series E, FGIC Insured, 5.00%, 6/01/24 ........................................     5,000,000        5,057,750
          Series B, FGIC Insured, 5.00%, 6/01/23 ...................................................     5,395,000        5,510,291
    Florida State Board of Education GO,
          Series C, MBIA Insured, 5.00%, 6/01/27 ...................................................     4,245,000        4,285,030
          Series F, MBIA Insured, 5.00%, 6/01/28 ...................................................     2,000,000        2,012,760
    Florida State Board Regent Housing Revenue, University of Florida, FGIC Insured,
       Pre-Refunded, 5.25%, 7/01/30 ................................................................     2,000,000        2,132,140
    Florida State Correctional Privatization Commission COP, Series B, AMBAC Insured, 5.00%,
       8/01/25 .....................................................................................     2,000,000        1,953,960
    Florida State Department of Environmental Protection Preservation Revenue, Florida Forever,
       Series A, MBIA Insured, 5.00%, 7/01/21 ......................................................     3,000,000        3,048,750
    Florida State Department of General Services Division Facilities Management Revenue,
       Florida Facilities Pool, Series B, FSA Insured, Pre-Refunded, 5.50%, 9/01/28 ................       550,000          568,920
    Greater Orlando Aviation Authority Orlando Airport Facilities Revenue, Series B, FGIC Insured,
       5.25%, 10/01/28 .............................................................................     2,500,000        2,504,375
    Gulf Breeze Revenue,
          AMBAC Insured, 5.00%, 12/01/32 ...........................................................     1,205,000        1,039,132
          FGIC Insured, 5.80%, 12/01/20 ............................................................     1,250,000        1,290,313
          Local Government Loan Program, Series C, FGIC Insured, 6.05%, 12/01/15 ...................     1,915,000        1,915,881
    Hernando County School Board COP, MBIA Insured, 5.00%, 7/01/30 .................................     1,150,000        1,035,276
    Hillsborough County School Board COP, Master Lease Program,
          MBIA Insured, Pre-Refunded, 5.375%, 7/01/26 ..............................................     1,000,000        1,015,240
          Refunding, Series A, MBIA Insured, 5.00%, 7/01/26 ........................................     1,670,000        1,673,474
    Indian Trail Water Control District Improvement Revenue, MBIA Insured, 5.75%, 8/01/16 ..........     1,090,000        1,086,174
    Jacksonville Capital Improvement Revenue, Refunding, Series C, AMBAC Insured, 5.00%,
       10/01/25 ....................................................................................     4,000,000        3,937,880
    Jacksonville Guaranteed Entitlement Revenue, Refunding and Improvement, FGIC Insured,
       5.00%, 10/01/32 .............................................................................     1,000,000          918,280
    Jacksonville Sales Tax Revenue,
          AMBAC Insured, 5.00%, 10/01/30 ...........................................................     5,000,000        4,896,400
          Better Jacksonville, MBIA Insured, 5.00%, 10/01/30 .......................................     1,500,000        1,455,630


                               Annual Report | 65

Franklin Tax-Free Trust

                                                                                                        PRINCIPAL
    FRANKLIN INSURED TAX-FREE INCOME FUND                                                                 AMOUNT          VALUE
    -------------------------------------                                                              -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    FLORIDA (CONTINUED)
    Jacksonville Transportation Revenue, MBIA Insured,
          5.00%, 10/01/26 ..........................................................................   $ 2,000,000   $    2,009,980
          5.25%, 10/01/29 ..........................................................................    11,000,000       11,002,090
    Jacksonville Water and Sewer Revenue, United Water Project, AMBAC Insured, 6.35%,
       8/01/25 .....................................................................................     1,000,000          972,170
    Lake County School Board COP, Series A, AMBAC Insured, 5.00%, 6/01/30 ..........................     2,080,000        1,891,198
    Lee County Airport Revenue,
          Refunding, FSA Insured, 5.00%, 10/01/33 ..................................................     3,530,000        3,343,545
          Series B, FSA Insured, Pre-Refunded, 5.75%, 10/01/33 .....................................     4,000,000        4,340,800
    Lee Memorial Health System Hospital Revenue, Series A, AMBAC Insured, 5.00%,
          4/01/32 ..................................................................................     1,460,000        1,137,121
          4/01/37 ..................................................................................    11,000,000        8,301,810
    Leon County COP, AMBAC Insured, 5.00%, 7/01/25 .................................................     8,935,000        8,606,103
    Maitland CDA Revenue, AMBAC Insured, 5.00%, 7/01/34 ............................................     2,595,000        2,525,765
    Marion County Utility System Revenue, FGIC Insured, 5.00%, 12/01/31 ............................     1,500,000        1,431,285
    Miami Beach Water and Sewer Revenue, AMBAC Insured, 5.00%, 9/01/30 .............................     3,000,000        2,826,660
    Miami-Dade County Aviation Revenue, Miami International Airport, Hub of the Americas,
          Refunding, Series A, CIFG Insured, 5.00%, 10/01/38 .......................................     1,625,000        1,256,288
          Series B, FGIC Insured, 5.75%, 10/01/29 ..................................................     2,500,000        2,507,075
          Series B, FGIC Insured, 5.00%, 10/01/30 ..................................................     3,500,000        3,167,185
    Miami-Dade County GO, Building Better Communities Program, FGIC Insured, 5.00%,
       7/01/33 .....................................................................................     2,000,000        1,897,420
    Miami-Dade County Public Facilities Revenue, Jackson Health System, Series A,
       MBIA Insured, 5.00%, 6/01/31 ................................................................     1,650,000        1,383,475
    Miami-Dade County School Board COP, Series A, FGIC Insured, 5.00%,
          5/01/25 ..................................................................................     5,000,000        4,595,800
          5/01/26 ..................................................................................    17,080,000       15,481,654
          5/01/27 ..................................................................................    10,775,000        9,703,534
    Ocala Utility System Revenue, Refunding, Series A, FGIC Insured, 5.00%, 10/01/31 ...............     2,000,000        1,896,260
    Ocoee Water and Sewer System Revenue, AMBAC Insured, 5.625%, 10/01/26 ..........................     4,220,000        4,219,873
    Opa-Locka Capital Improvement Revenue, FGIC Insured, 6.125%, 1/01/24 ...........................     1,000,000        1,002,080
    Orange County Health Facilities Authority Revenue, Hospital, Orlando Regional Healthcare,
       Series B, FSA Insured, 5.00%, 12/01/32 ......................................................     7,000,000        6,191,150
    Orange County School Board COP,
          AMBAC Insured, 5.50%, 8/01/25 ............................................................     1,000,000        1,044,920
          Series A, MBIA Insured, 5.00%, 8/01/27 ...................................................    10,000,000        9,559,000
    Orange County Tourist Development Tax Revenue, AMBAC Insured, Pre-Refunded, 5.50%,
       10/01/31 ....................................................................................     1,000,000        1,027,370
    Orlando-Orange County Expressway Authority Revenue,
          junior lien, FGIC Insured, 6.50%, 7/01/10 ................................................       100,000          105,892
          junior lien, FGIC Insured, 6.50%, 7/01/12 ................................................       225,000          247,559
          Series B, AMBAC Insured, 5.00%, 7/01/35 ..................................................    20,000,000       18,376,800
    Osceola County HFA, MFHR, Tierra Vista Apartment Project, Series A, FSA Insured, 5.70%,
       12/01/17 ....................................................................................       480,000          480,883
    Osceola County School Board COP, Series A, AMBAC Insured, Pre-Refunded, 5.25%,
       6/01/27 .....................................................................................    13,000,000       14,620,710
    Osceola County Tourist Development Tax Revenue, FGIC Insured, 5.00%, 10/01/32 ..................     3,000,000        2,829,480


                               66 | Annual Report

Franklin Tax-Free Trust

                                                                                                        PRINCIPAL
    FRANKLIN INSURED TAX-FREE INCOME FUND                                                                 AMOUNT          VALUE
    -------------------------------------                                                              -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    FLORIDA (CONTINUED)
    Palm Beach County IDR, South Florida Fair Project, MBIA Insured, 5.50%, 6/01/31 ................   $ 2,000,000   $    1,835,900
    Palm Beach County School Board COP, Series A,
          AMBAC Insured, Pre-Refunded, 5.125%, 8/01/24 .............................................     2,000,000        2,200,160
          FGIC Insured, Pre-Refunded, 6.00%, 8/01/22 ...............................................     3,000,000        3,240,120
    Panama City Beach Utility Revenue, Refunding, AMBAC Insured, 5.00%, 6/01/32 ....................     2,000,000        1,756,860
    Pasco County Guaranteed Entitlement Revenue, Refunding, FSA Insured, 5.00%,
       12/01/33 ....................................................................................     2,185,000        2,169,486
    Pembroke Pines Public Improvement Revenue,
          Series A, AMBAC Insured, 5.00%, 10/01/29 .................................................     2,000,000        1,906,040
          Series B, AMBAC Insured, 5.00%, 10/01/34 .................................................     2,000,000        1,845,460
    Pinellas County Health Facilities Authority Revenue, Baycare Health System, FSA Insured,
       5.00%, 11/15/30 .............................................................................     4,000,000        3,523,880
    Pinellas County Sewer Revenue, FSA Insured, 5.00%, 10/01/32 ....................................     3,000,000        2,967,120
    Polk County Public Facilities Revenue, MBIA Insured, 5.00%, 12/01/33 ...........................     2,000,000        1,816,420
    Polk County School Board COP, Series A, FSA Insured, 5.00%,
          1/01/24 ..................................................................................     5,000,000        4,922,550
          1/01/26 ..................................................................................     1,000,000          978,780
    Polk County Utility System Revenue, Series A, FGIC Insured, 5.00%,
          10/01/30 .................................................................................     1,000,000          929,600
          10/01/34 .................................................................................     2,000,000        1,825,440
    Port Orange GO, MBIA Insured, 5.00%, 4/01/33 ...................................................     1,755,000        1,707,036
    Port St. Lucie Utility Revenue, MBIA Insured, 5.00%, 9/01/34 ...................................     8,420,000        7,842,725
    St. Lucie West Services District Special Assessment Revenue, Port St. Lucie, Water
       Management Benefit, senior lien, Refunding, Series A, MBIA Insured, 5.25%, 5/01/25 ..........     5,000,000        3,948,050
    St. Lucie West Services District Utility Revenue, senior lien, MBIA Insured, 6.125%,
       10/01/32 ....................................................................................     2,240,000        2,257,338
    Sumter County School District Revenue, Multi-District Loan Program, FSA Insured, 7.15%,
       11/01/15 ....................................................................................       245,000          300,627
    Sunrise Utilities System Revenue, Refunding, AMBAC Insured, 5.20%, 10/01/22 ....................     2,000,000        2,062,300
    Tampa Bay Water Utility System Revenue, FGIC Insured, Pre-Refunded, 5.75%, 10/01/29 ............     2,000,000        2,216,580
    Tavares Water and Sewer Revenue, AMBAC Insured, 5.50%, 10/01/30 ................................     1,000,000        1,012,420
    University of Central Florida Athletics Assn. Inc. COP, Series A, FGIC Insured, 5.00%,
          10/01/27 .................................................................................     1,000,000          805,210
          10/01/30 .................................................................................     1,485,000        1,162,116
    University of Central Florida COP, University of Central Florida Convocation Corp., Series A,
       FGIC Insured, 5.00%, 10/01/35 ...............................................................     1,500,000        1,121,745
    Volusia County Educational Facility Authority Revenue, Embry-Riddle Aeronautical University,
       Refunding, Series B, AMBAC Insured, 5.25%, 10/15/19 .........................................     3,500,000        3,533,740
                                                                                                                     --------------
                                                                                                                        341,396,353
                                                                                                                     --------------
    GEORGIA 5.2%
    Athens Housing Authority Student Housing Lease Revenue, University of Georgia,
       East Campus, Refunding, AMBAC Insured, 5.00%, 12/01/33 ......................................     6,000,000        5,915,700
    Atlanta Airport Revenue, General, Series A, FGIC Insured, Pre-Refunded, 5.50%, 1/01/26 .........    13,750,000       14,426,225
    Atlanta GO, Refunding, FGIC Insured, 5.00%, 12/01/20 ...........................................     3,775,000        3,784,400
    Atlanta Water and Wastewater Revenue,
          FSA Insured, 5.00%, 11/01/37 .............................................................    15,000,000       14,489,550
          Series A, FGIC Insured, 5.00%, 11/01/29 ..................................................     4,750,000        3,903,265


                               Annual Report | 67

Franklin Tax-Free Trust

                                                                                                        PRINCIPAL
    FRANKLIN INSURED TAX-FREE INCOME FUND                                                                 AMOUNT          VALUE
    -------------------------------------                                                              -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    GEORGIA (CONTINUED)
    Brunswick Water and Sewer Revenue, Refunding and Improvement, MBIA Insured, 6.10%,
       10/01/14 ....................................................................................   $ 1,535,000   $    1,765,680
    Bulloch County Development Authority Revenue, Assured Guaranty, 5.25%, 7/01/33 .................    14,825,000       14,723,152
    Cherokee County Water and Sewer Authority Revenue,
          FGIC Insured, 5.00%, 8/01/27 .............................................................     1,500,000        1,510,680
          MBIA Insured, 6.90%, 8/01/18 .............................................................        15,000           14,995
    Columbus Building Authority Lease Revenue, Series A, FGIC Insured, 5.00%, 1/01/31 ..............     3,500,000        3,501,505
    Dahlonega Water and Wastewater Revenue, Series A, Assured Guaranty, 5.50%, 9/01/37 .............     6,450,000        5,658,327
    East Point Building Authority Revenue, Water and Sewer Project, Series A, XLCA Insured,
       5.00%, 2/01/30 ..............................................................................    11,360,000       10,193,101
    Fulton County Development Authority Revenue, Georgia Institute of Technology Athletic Assn.,
       Refunding, AMBAC Insured, 5.125%, 10/01/32 ..................................................     9,000,000        8,884,440
    Georgia Medical Center Hospital Authority Revenue, Anticipation Certificates, Columbus
       Regional Healthcare Systems, MBIA Insured, 5.50%, 8/01/19 ...................................    15,000,000       14,977,950
    Henry County Water and Sewer Authority Revenue, FGIC Insured, Pre-Refunded, 5.625%,
       2/01/30 .....................................................................................     3,500,000        3,694,880
                                                                                                                     --------------
                                                                                                                        107,443,850
                                                                                                                     --------------
    HAWAII 0.5%
    Hawaii County GO, Refunding and Improvement, Series A, FGIC Insured, 5.60%,
          5/01/12 ..................................................................................     1,000,000        1,108,330
          5/01/13 ..................................................................................     1,000,000        1,125,890
    Honolulu City and County GO, Refunding, Series C, FGIC Insured, 5.00%, 7/01/20 .................     6,250,000        6,342,937
    Kauai County GO, Series A, FGIC Insured, Pre-Refunded, 6.125%, 8/01/23 .........................     1,755,000        1,881,220
                                                                                                                     --------------
                                                                                                                         10,458,377
                                                                                                                     --------------
    ILLINOIS 1.2%
    Illinois Health Facilities Authority Revenue,
          Northwestern Medical Facility Foundation, Refunding, MBIA Insured, 5.125%,
             11/15/28 ..............................................................................     5,000,000        4,634,000
          Series B, FSA Insured, ETM, 7.75%, 8/15/10 ...............................................        50,000           54,898
    Illinois State Finance Authority Revenue, Edward Hospital, Series A, AMBAC Insured, 5.50%,
       2/01/40 .....................................................................................     4,000,000        3,079,200
    Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue, McCormick Place
       Expansion Project, Refunding, Series A, AMBAC Insured, 5.25%, 6/15/27 .......................     4,225,000        4,225,845
    Regional Transportation Authority Revenue, Series A, AMBAC Insured, 7.20%, 11/01/20 ............       300,000          366,126
    Saline Valley Conservancy District Waterworks Revenue, Saline Valley Conservancy District,
       Refunding, Series A, AMBAC Insured, 5.00%, 1/01/41 ..........................................     7,000,000        6,282,080
    St. Clair County School District No. 189 East St. Louis GO, Alternate Revenue Source,
       Refunding, AMBAC Insured, 5.125%, 1/01/28 ...................................................     7,135,000        7,104,605
                                                                                                                     --------------
                                                                                                                         25,746,754
                                                                                                                     --------------
    INDIANA 0.2%
    Indiana Health and Educational Facilities Finance Authority Revenue, St. Francis, Series E,
       FSA Insured, 5.25%, 5/15/41 .................................................................     3,750,000        3,411,600
                                                                                                                     --------------
    KANSAS 0.8%
    Overland Park Development Corp. Revenue, second tier, Convention, Refunding, Series B,
       AMBAC Insured, 5.125%, 1/01/32 ..............................................................    20,000,000       15,722,400
                                                                                                                     --------------


                               68 | Annual Report

Franklin Tax-Free Trust

                                                                                                        PRINCIPAL
    FRANKLIN INSURED TAX-FREE INCOME FUND                                                                 AMOUNT          VALUE
    -------------------------------------                                                              -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    KENTUCKY 2.0%
    Kentucky Economic Development Finance Authority Health System Revenue,
       Norton Healthcare Inc.,
          Refunding, Series C, MBIA Insured, 6.05%, 10/01/20 .......................................   $ 8,505,000   $    8,001,249
          Series C, MBIA Insured, Pre-Refunded, 6.05%, 10/01/20 ....................................     4,255,000        4,992,519
          Series C, MBIA Insured, Pre-Refunded, 6.15%, 10/01/26 ....................................    12,195,000       14,361,442
    Kentucky State Municipal Power Agency Power System Revenue, Prairie State Project,
       Series A, MBIA Insured, 5.00%, 9/01/37 ......................................................    10,000,000        8,751,600
    Louisville and Jefferson County Metropolitan Sewer District Sewer and Drain System Revenue,
       Series A, MBIA Insured, 5.50%, 5/15/34 ......................................................     5,000,000        5,086,350
                                                                                                                     --------------
                                                                                                                         41,193,160
                                                                                                                     --------------
    LOUISIANA 0.7%
    Louisiana Local Government Environmental Facilities and CDA Revenue, Parking Facilities
       Corp. Garage Project, Series A, AMBAC Insured, 5.375%, 10/01/31 .............................     5,485,000        5,246,512
    Louisiana State Gas and Fuels Tax Revenue, Series A, AMBAC Insured, 5.00%, 6/01/27 .............    10,000,000        9,651,100
                                                                                                                     --------------
                                                                                                                         14,897,612
                                                                                                                     --------------
    MAINE 0.0%a
    Maine State Health and Higher Educational Facilities Authority Revenue, Series C,
       FSA Insured, 6.20%, 7/01/25 .................................................................       100,000           99,994
                                                                                                                     --------------
    MARYLAND 1.7%
    Baltimore Convention Center Hotel Revenue, Senior Series A, XLCA Insured, 5.00%,
       9/01/32 .....................................................................................    10,000,000        6,050,400
    Baltimore Project Revenue, Water Projects, Refunding, Series A, FGIC Insured, 5.125%,
       7/01/42 .....................................................................................    11,000,000       10,733,140
    Baltimore Revenue, Water Projects, Series A, FSA Insured, Pre-Refunded, 5.75%,
       7/01/30 .....................................................................................     5,880,000        6,257,143
    Maryland State Health and Higher Educational Facilities Authority Revenue,
          LifeBridge Health, Refunding, Assured Guaranty, 5.00%, 7/01/34 ...........................     9,000,000        8,155,440
          University of Maryland Medical System, Series B, FGIC Insured, 7.00%, 7/01/22 ............       200,000          231,730
          Western Maryland Health, Series A, MBIA Insured, 5.00%, 7/01/34 ..........................     5,000,000        4,044,100
                                                                                                                     --------------
                                                                                                                         35,471,953
                                                                                                                     --------------
    MASSACHUSETTS 4.2%
    Massachusetts State Development Finance Agency Revenue, Worcester Polytechnic Institute,
       MBIA Insured, 5.00%, 9/01/47 ................................................................    25,050,000       22,686,282
    Massachusetts State GO, Consolidated Loan, Series D, MBIA Insured,
          ETM, 5.00%, 8/01/27 ......................................................................     3,535,000        3,877,754
          Pre-Refunded, 5.00%, 8/01/27 .............................................................       855,000          937,901
    Massachusetts State Health and Educational Facilities Authority Revenue,
          CareGroup Issue, Refunding, Series A, MBIA Insured, 5.00%, 7/01/25 .......................     3,880,000        3,118,860
          CareGroup Issue, Series A, MBIA Insured, Pre-Refunded, 5.00%, 7/01/25 ....................       750,000          852,135
          Central New England Health, Series B, AMBAC Insured, 5.20%, 8/01/28 ......................     4,415,000        3,631,735
          Emmanuel College, MBIA Insured, 5.00%, 7/01/37 ...........................................    21,685,000       18,457,404
          Harvard Pilgrim Health, Series A, FSA Insured, 5.00%, 7/01/18 ............................     3,000,000        3,012,990
          Partners Healthcare System, Series A, MBIA Insured, 5.375%, 7/01/24 ......................     9,485,000        9,295,205
          Simmons College, Series C, MBIA Insured, 5.125%, 10/01/28 ................................     4,260,000        3,874,896


                               Annual Report | 69

Franklin Tax-Free Trust

                                                                                                        PRINCIPAL
    FRANKLIN INSURED TAX-FREE INCOME FUND                                                                 AMOUNT          VALUE
    -------------------------------------                                                              -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    MASSACHUSETTS (CONTINUED)
    Massachusetts State Turnpike Authority Metropolitan Highway System Revenue, Refunding,
       Series B, MBIA Insured, 5.125%, 1/01/37 .....................................................   $ 2,100,000   $    1,627,521
    Massachusetts State Water Resources Authority Revenue, Refunding, Series J, FSA Insured,
       5.00%, 8/01/32 ..............................................................................    16,250,000       16,254,225
                                                                                                                     --------------
                                                                                                                         87,626,908
                                                                                                                     --------------
    MICHIGAN 11.3%
    Birmingham City School District GO, School Building and Site, FSA Insured, 5.00%,
       11/01/33 ....................................................................................     8,135,000        8,066,097
    Central Michigan University Revenue, Series A, AMBAC Insured, 5.05%, 10/01/32 ..................     8,650,000        8,474,491
    Detroit City School District GO, School Building and Site Improvements, Series A, FSA Insured,
       Pre-Refunded, 5.125%, 5/01/31 ...............................................................     6,500,000        7,194,330
    Detroit Public Improvements GO, Series A-1, MBIA Insured, 5.00%, 4/01/21 .......................    12,390,000        9,892,672
    Detroit Sewer Disposal System Revenue,
          second lien, Series B, MBIA Insured, 5.00%, 7/01/36 ......................................    15,000,000       11,821,200
          senior lien, Refunding, Series A, FSA Insured, 5.00%, 7/01/32 ............................     2,905,000        2,482,991
          senior lien, Series A, FGIC Insured, Pre-Refunded, 5.125%, 7/01/31 .......................     6,000,000        6,502,200
    Detroit Water Supply System Revenue, senior lien, Series A,
          FGIC Insured, Pre-Refunded, 5.25%, 7/01/33 ...............................................    10,185,000       10,932,986
          FGIC Insured, Pre-Refunded, 5.25%, 7/01/33 ...............................................     9,815,000       10,676,266
          FSA Insured, 5.00%, 7/01/34 ..............................................................     7,040,000        5,947,885
          MBIA Insured, 5.00%, 7/01/34 .............................................................    10,150,000        8,490,069
    Grand Rapids Sanitation Sewer System Revenue, FGIC Insured, 5.00%, 1/01/34 .....................    18,285,000       17,901,746
    Jackson County Hospital Finance Authority Revenue, W.A. Foote Memorial Hospital, Series A,
       AMBAC Insured, 5.25%, 6/01/17 ...............................................................       500,000          499,940
    Michigan Municipal Bond Authority Revenue, Clean Water State Revolving Fund, MBIA Insured,
       5.00%, 10/01/23 .............................................................................     5,095,000        5,189,614
    Michigan State Building Authority Revenue, Refunding, Series IA,
          FGIC Insured, 5.00%, 10/15/36 ............................................................    10,000,000        8,534,600
          FSA Insured, 5.00%, 10/15/36 .............................................................    28,895,000       28,341,950
    Michigan State Hospital Finance Authority Revenue,
          Hospital, Botsford Obligated Group, Refunding, Series A, MBIA Insured, 5.25%,
             2/15/22 ...............................................................................     2,000,000        1,792,780
          Oakwood Obligated Group, Refunding, Series A, FSA Insured, 5.00%, 8/15/31 ................    10,000,000        9,384,000
          Sparrow Obligated Group, Refunding, MBIA Insured, 5.00%, 11/15/36 ........................    13,000,000        9,901,710
          St. John's Hospital, Refunding, Series A, AMBAC Insured, ETM, 6.00%, 5/15/13 .............     2,500,000        2,628,075
          Trinity Health Credit Group, Series A, 6.50%, 12/01/33 ...................................    25,000,000       25,834,500
    Michigan State Strategic Fund Limited Obligation Revenue, The Detroit Edison Co. Pollution
       Control Bonds Project, Refunding, Collateralized Series BB, AMBAC Insured, 7.00%,
          5/01/21 ..................................................................................       250,000          264,027
    Michigan State Strategic Fund Resources Recovery Limited Obligation Revenue, Detroit
       Education Exempt Facilities, Refunding, Series D, XLCA Insured, 5.25%, 12/15/32 .............    10,000,000        8,304,300
    Michigan State Trunk Line Revenue, Series A, FSA Insured, Pre-Refunded, 5.25%,
       11/01/30 ....................................................................................    15,000,000       16,439,550
    Royal Oak Hospital Finance Authority Hospital Revenue, William Beaumont Hospital, Series M,
       MBIA Insured, 5.25%, 11/15/31 ...............................................................     4,000,000        3,107,080
    Saginaw Valley State University Revenue, General, Refunding, AMBAC Insured, 5.30%,
       7/01/28 .....................................................................................     3,400,000        3,400,952
                                                                                                                     --------------
                                                                                                                        232,006,011
                                                                                                                     --------------


                               70 | Annual Report

Franklin Tax-Free Trust

                                                                                                        PRINCIPAL
    FRANKLIN INSURED TAX-FREE INCOME FUND                                                                 AMOUNT          VALUE
    -------------------------------------                                                              -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    MINNESOTA 1.6%
    Medford ISD No. 763 GO, Series A, FSA Insured, 5.125%, 2/01/26 .................................   $ 2,475,000   $    2,624,812
    Minneapolis and St. Paul Metropolitan Airports Commission Airport Revenue, Refunding,
       sub. bond, Series A, AMBAC Insured, 5.00%, 1/01/35 ..........................................    15,000,000       14,148,450
    Minnesota Agriculture and Economic Development Board Revenue, Health Care System,
       Refunding, Series A, MBIA Insured, 5.75%, 11/15/26 ..........................................       180,000          168,237
    Minnesota State HFAR, Rental Housing, Refunding, Series D, MBIA Insured, 6.00%,
       2/01/22 .....................................................................................       180,000          180,378
    Sauk Rapids ISD No. 047 GO, Series A, MBIA Insured, 5.75%, 2/01/26 .............................    11,850,000       12,705,452
    Woodbury COP, Series A, AMBAC Insured, 5.35%, 2/01/21 ..........................................     2,915,000        2,965,575
                                                                                                                     --------------
                                                                                                                         32,792,904
                                                                                                                     --------------
    MISSISSIPPI 0.4%
    Harrison County Wastewater Management District Revenue, Wastewater Treatment Facilities,
       Refunding, Series A, FGIC Insured, 8.50%, 2/01/13 ...........................................       200,000          240,968
    Mississippi Development Bank Special Obligation Revenue, Municipal Energy Agency, Series A,
       XLCA Insured, 5.00%, 3/01/36 ................................................................    10,915,000        8,880,226
                                                                                                                     --------------
                                                                                                                          9,121,194
                                                                                                                     --------------
    MISSOURI 0.7%
    Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
       St. Luke's Health System, Series B, 5.50%, 11/15/35 .........................................    15,000,000       14,936,250
                                                                                                                     --------------
    NEBRASKA 1.3%
    Lancaster County Hospital Authority Revenue, Bryan Memorial Hospital Project No. 1,
       MBIA Insured, ETM, 6.70%, 6/01/22 ...........................................................     2,500,000        3,112,900
    Lincoln Electric System Revenue, FSA Insured, 4.75%, 9/01/35 ...................................    25,000,000       23,805,750
                                                                                                                     --------------
                                                                                                                         26,918,650
                                                                                                                     --------------
    NEVADA 0.3%
    Clark County GO, Series A, AMBAC Insured, 6.50%, 6/01/17 .......................................       250,000          296,778
    Clark County School District GO, Series A, MBIA Insured, 7.00%, 6/01/10 ........................     4,000,000        4,264,880
    Director of the State of Nevada Department of Business and Industry Revenue, Las Vegas
       Monorail Project, first tier, AMBAC Insured, 5.625%, 1/01/34 ................................     5,000,000        1,750,400
                                                                                                                     --------------
                                                                                                                          6,312,058
                                                                                                                     --------------
    NEW JERSEY 2.5%
    Essex County Improvement Authority Revenue, Garden State Cancer Center Project,
       AMBAC Insured, 6.00%, 12/01/20 ..............................................................     2,390,000        2,389,761
    Middlesex County COP, MBIA Insured, 5.30%, 6/15/29 .............................................     3,575,000        3,565,884
    New Brunswick Parking Authority Revenue, Guaranteed Parking, Series A, MBIA Insured,
       5.00%, 9/01/34 ..............................................................................     1,500,000        1,445,580
    New Jersey EDA Revenue,
          Motor Vehicle Surcharge Revenue, Series A, MBIA Insured, 5.00%, 7/01/29 ..................     3,450,000        3,203,670
          Motor Vehicle Surcharge Revenue, Series A, MBIA Insured, 5.00%, 7/01/34 ..................    21,250,000       20,222,987
          Municipal Rehabilitation, Series A, AMBAC Insured, 5.00%, 4/01/28 ........................     4,000,000        3,951,400
    New Jersey State Transportation Trust Fund Authority Revenue, Transportation System,
       Series A, 6.00%, 12/15/38 ...................................................................    15,000,000       15,571,500


                               Annual Report | 71

Franklin Tax-Free Trust

                                                                                                        PRINCIPAL
    FRANKLIN INSURED TAX-FREE INCOME FUND                                                                 AMOUNT          VALUE
    -------------------------------------                                                              -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    NEW JERSEY (CONTINUED)
    New Jersey State Turnpike Authority Turnpike Revenue,
          2005, Refunding, Series C, AMBAC Insured, 6.50%, 1/01/16 .................................   $    50,000   $       58,414
          2005, Series C, AMBAC Insured, ETM, 6.50%, 1/01/16 .......................................        20,000           23,428
          Series C, AMBAC Insured, Pre-Refunded, 6.50%, 1/01/16 ....................................       230,000          269,420
                                                                                                                     --------------
                                                                                                                         50,702,044
                                                                                                                     --------------
    NEW YORK 3.6%
    Central Square GO, Central School District, FGIC Insured, ETM, 6.50%, 6/15/10 ..................       900,000          963,171
    MTA Revenue, Series B, MBIA Insured, 5.00%, 11/15/28 ...........................................    20,000,000       19,365,400
    MTA Service Contract Revenue, Series B, MBIA Insured, 5.00%, 1/01/31 ...........................     7,000,000        6,651,610
    Nassau Health Care Corp. Health System Revenue, Nassau County Guaranteed, FSA Insured,
       Pre-Refunded, 5.75%, 8/01/29 ................................................................     5,000,000        5,200,950
    New York City Transitional Finance Authority Revenue, Future Tax Secured,
          Refunding, Series B, MBIA Insured, 5.00%, 8/01/32 ........................................     2,230,000        2,229,889
          Series A, FGIC Insured, 5.125%, 8/01/33 ..................................................    14,590,000       14,649,236
    New York State Dormitory Authority Revenues,
          Mental Health Services Facilities Improvement, Series B, MBIA Insured, Pre-Refunded,
             5.25%, 8/15/31 ........................................................................     5,935,000        6,512,950
          State Supported Debt, Mental Health Services Facilities Improvement, Series B,
             MBIA Insured, 5.25%, 8/15/31 ..........................................................     5,530,000        5,216,891
          State Supported Debt, Mental Health Services Facilities Improvement, Series B,
             MBIA Insured, Pre-Refunded, 5.25%, 8/15/31 ............................................     3,535,000        3,879,238
          Vassar Brothers Hospital, FSA Insured, 5.375%, 7/01/25 ...................................     4,000,000        3,988,920
    Triborough Bridge and Tunnel Authority Revenues, Refunding, MBIA Insured, 5.00%,
       11/15/32 ....................................................................................     5,000,000        4,965,300
                                                                                                                     --------------
                                                                                                                         73,623,555
                                                                                                                     --------------
    NORTH CAROLINA 0.7%
    North Carolina Medical Care Commission Hospital Revenue, Rex Healthcare Project,
       AMBAC Insured, 5.00%, 6/01/17 ...............................................................     5,000,000        5,032,850
    North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue, MBIA Insured, ETM,
       6.50%, 1/01/10 ..............................................................................        20,000           20,975
    Raleigh-Durham Airport Authority Airport Revenue, Series A, FGIC Insured, 5.00%,
          11/01/25 .................................................................................     5,000,000        5,019,950
          11/01/31 .................................................................................     4,000,000        3,802,040
                                                                                                                     --------------
                                                                                                                         13,875,815
                                                                                                                     --------------
    NORTH DAKOTA 1.3%
    Cass County Health Facilities Revenue, Health Care, Essential Obligation, Series D,
       Assured Guaranty, 5.00%, 2/15/40 ............................................................    31,970,000       27,419,710
                                                                                                                     --------------
    OHIO 3.2%
    Akron Income Tax Revenue, Community Learning Centers, Series A, FGIC Insured, 5.00%,
       12/01/33 ....................................................................................     5,000,000        4,814,150
    Cleveland Airport System Revenue, Series A, FSA Insured, 5.00%, 1/01/31 ........................    13,780,000       13,527,688
    Fairview Park City School District GO, School Improvement, MBIA Insured, 5.00%,
          12/01/29 .................................................................................     1,460,000        1,446,860
          12/01/33 .................................................................................     2,000,000        1,915,000


                               72 | Annual Report

Franklin Tax-Free Trust

                                                                                                        PRINCIPAL
    FRANKLIN INSURED TAX-FREE INCOME FUND                                                                 AMOUNT          VALUE
    -------------------------------------                                                              -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    OHIO (CONTINUED)
    Jefferson Area Local School District GO, School Facilities Construction and Improvement,
       FGIC Insured, 5.00%, 12/01/31 ...............................................................   $ 4,085,000   $    3,843,617
    Licking Heights Local School District GO, School Facilities Construction and Improvement,
       Series A, FGIC Insured, Pre-Refunded, 5.625%, 12/01/28 ......................................     3,465,000        3,745,977
    Lucas County Hospital Revenue, ProMedica Healthcare Obligated Group, Refunding,
       AMBAC Insured, 5.375%, 11/15/29 .............................................................     5,000,000        3,931,250
    Medina City School District GO, FGIC Insured, Pre-Refunded, 5.25%, 12/01/28 ....................     7,500,000        7,762,200
    Olentangy Local School District GO, School Facilities Construction and Improvement, Series A,
       FGIC Insured, Pre-Refunded, 5.25%, 12/01/32 .................................................    11,450,000       13,163,493
    Reynoldsburg City School District GO, School Facilities Construction and Improvement,
       FSA Insured, 5.00%, 12/01/31 ................................................................     4,000,000        4,027,480
    Springfield City School District GO, FGIC Insured, Pre-Refunded, 5.20%, 12/01/23 ...............     3,860,000        4,327,407
    Toledo City School District GO, School Facilities Improvement, Series B, FGIC Insured, 5.00%,
       12/01/32 ....................................................................................     4,000,000        3,724,640
                                                                                                                     --------------
                                                                                                                         66,229,762
                                                                                                                     --------------
    OKLAHOMA 0.0%(a)
    McGee Creek Authority Water Revenue, MBIA Insured, 6.00%, 1/01/23 ..............................       300,000          330,081
                                                                                                                     --------------
    OREGON 0.4%
    Ontario Catholic Health Revenue, Holy Rosary Medical Center, MBIA Insured, 5.50%,
       11/15/12 ....................................................................................       570,000          569,988
    Oregon Health and Science University Revenue,
          Refunding, Series B, MBIA Insured, 5.25%, 7/01/15 ........................................       460,000          459,453
          Series A, MBIA Insured, 5.00%, 7/01/32 ...................................................     8,000,000        6,249,120
                                                                                                                     --------------
                                                                                                                          7,278,561
                                                                                                                     --------------
    PENNSYLVANIA 2.4%
    Allegheny County Hospital Development Authority Revenue, Health System, Series A,
       MBIA Insured, Pre-Refunded, 6.50%, 11/15/30 .................................................    10,000,000       11,070,900
    Pennsylvania Convention Center Authority Revenue, Series A, FGIC Insured, ETM, 6.00%,
       9/01/19 .....................................................................................       500,000          595,325
    Pennsylvania State Public School Building Authority Lease Revenue, School District of
       Philadelphia Project, Refunding, Series B, FSA Insured, 4.75%, 6/01/30 ......................     6,000,000        5,721,600
    Pennsylvania State Turnpike Commission Turnpike Revenue,
          Refunding, Series C, Sub Series C-1, Assured Guaranty, 6.25%, 6/01/38 ....................    10,000,000       10,807,500
          sub. bond, Series A, Assured Guaranty, 5.00%, 6/01/39 ....................................    10,000,000        9,952,800
    Philadelphia Gas Works Revenue, 1998 General Ordinance, Fourth Series, FSA Insured,
       5.00%, 8/01/32 ..............................................................................     4,000,000        3,845,120
    Philadelphia Water and Wastewater Revenue, Series A, FGIC Insured, Pre-Refunded, 5.25%,
       11/01/24 ....................................................................................     2,000,000        2,259,100
    Pittsburgh and Allegheny County Public Auditorium Revenue, Regional Asset District Sales Tax,
       AMBAC Insured, 5.25%, 2/01/31 ...............................................................     6,000,000        6,023,940
    Pittsburgh Water and Sewer Authority Revenue, FGIC Insured, ETM, 7.25%, 9/01/14 ................        70,000           79,131
                                                                                                                     --------------
                                                                                                                         50,355,416
                                                                                                                     --------------


                               Annual Report | 73

Franklin Tax-Free Trust

                                                                                                        PRINCIPAL
    FRANKLIN INSURED TAX-FREE INCOME FUND                                                                 AMOUNT          VALUE
    -------------------------------------                                                              -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    RHODE ISLAND 0.6%
    Rhode Island Clean Water Finance Agency Revenue, Cranston Wastewater Treatment System,
       MBIA Insured, 5.80%, 9/01/22 ................................................................   $ 7,785,000   $    7,021,214
    Rhode Island State EDC Special Facility Revenue, first lien, Rhode Island Airport Corp. Project,
       CIFG Insured, 5.00%, 7/01/31 ................................................................     5,730,000        4,978,109
    Rhode Island State Health and Educational Building Corp. Revenue, Hospital Financing,
       Lifespan Obligated Group, Refunding, MBIA Insured, 5.75%, 5/15/23 ...........................       100,000           98,467
                                                                                                                     --------------
                                                                                                                         12,097,790
                                                                                                                     --------------
    SOUTH CAROLINA 1.9%
    Piedmont Municipal Power Agency Electric Revenue, Refunding, FGIC Insured, 6.25%,
       1/01/21 .....................................................................................       200,000          207,952
    Richland County Hospital Facilities Revenue, Community Provider, Pooled Loan Program,
       Series A, FSA Insured, ETM, 7.125%, 7/01/17 .................................................     2,280,000        2,688,918
    Scago Educational Facilities Corp. for Pickens School District Revenue, Pickens County
       Project, FSA Insured, 5.00%, 12/01/31 .......................................................    17,800,000       15,689,810
    South Carolina Jobs EDA Hospital Facilities Revenue, Palmetto Health, Refunding, Series A,
       FSA Insured, 5.00%, 8/01/35 .................................................................    20,000,000       16,338,400
    South Carolina Jobs EDA Industrial Revenue, South Carolina Electric and Gas Co. Project,
       Series A, AMBAC Insured, 5.20%, 11/01/27 ....................................................     5,000,000        5,077,750
                                                                                                                     --------------
                                                                                                                         40,002,830
                                                                                                                     --------------
    SOUTH DAKOTA 0.4%
    Brookings COP, Refunding, AMBAC Insured, 5.10%, 12/01/18 .......................................     5,000,000        5,123,400
    South Dakota Lease Revenue, Series A, FSA Insured, 6.75%, 12/15/16 .............................     2,720,000        3,120,085
                                                                                                                     --------------
                                                                                                                          8,243,485
                                                                                                                     --------------
    TENNESSEE 0.6%
    Johnson City Health and Educational Facilities Board Hospital Revenue,
          Medical Center Hospital, Refunding and Improvement, MBIA Insured, ETM, 5.25%,
          7/01/28 ..................................................................................     8,500,000        8,693,290
          Series A, MBIA Insured, Pre-Refunded, 5.125%, 7/01/25 ....................................     2,780,000        2,841,911
                                                                                                                     --------------
                                                                                                                         11,535,201
                                                                                                                     --------------
    TEXAS 5.2%
    Austin Hotel Occupancy Tax Revenue, sub. lien, AMBAC Insured, Pre-Refunded,
          5.625%, 11/15/21 .........................................................................     2,355,000        2,435,164
          5.80%, 11/15/29 ..........................................................................     6,000,000        6,211,500
    Austin Water and Wastewater System Revenue, Refunding, Series B, FSA Insured,
          5.125%, 5/15/27 ..........................................................................    11,125,000       11,198,759
          5.25%, 5/15/31 ...........................................................................     5,000,000        5,014,000
    Bell County Health Facilities Development Corp. Revenue, Hospital, Cook Children's Medical
       Center, Refunding, FSA Insured, 5.30%, 12/01/23 .............................................     5,000,000        5,003,700
    Coastal Bend Health Facilities Development Corp. Revenue, Series B, AMBAC Insured, ETM,
       6.30%, 1/01/17 ..............................................................................     9,355,000       10,722,514
    Dallas-Fort Worth International Airport Revenue,
          Joint, Series A, FGIC Insured, 6.00%, 11/01/21 ...........................................     2,210,000        2,217,006
          Refunding and Improvement, Joint Series A, FGIC Insured, 5.625%, 11/01/21 ................    12,000,000       12,038,520
    Harris County Hospital District Mortgage Revenue,
          AMBAC Insured, ETM, 7.40%, 2/15/10 .......................................................        50,000           53,147
          Refunding, AMBAC Insured, 7.40%, 2/15/10 .................................................       265,000          279,726


                               74 | Annual Report

Franklin Tax-Free Trust

                                                                                                        PRINCIPAL
    FRANKLIN INSURED TAX-FREE INCOME FUND                                                                 AMOUNT          VALUE
    -------------------------------------                                                              -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    TEXAS (CONTINUED)
    Harris County Hospital District Revenue, senior lien, Refunding, Series A, MBIA Insured,
       5.25%, 2/15/37 ..............................................................................   $10,250,000   $    8,712,910
    Harris County Houston Sports Authority Revenue, senior lien, Series G, MBIA Insured, 5.25%,
       11/15/30 ....................................................................................    21,325,000       17,098,598
    Laredo ISD Public Facility Corp. Lease Revenue, Series C, AMBAC Insured, 5.00%,
       8/01/29 .....................................................................................     1,000,000        1,002,200
    Matagorda County Navigation District No. 1 Revenue, Houston Industries Inc. Project,
       Refunding,
          Series A, MBIA Insured, 5.25%, 11/01/29 ..................................................     3,185,000        2,090,188
          Series B, MBIA Insured, 5.15%, 11/01/29 ..................................................     2,750,000        1,975,737
    North Harris County Regional Water Authority Revenue, senior lien, FGIC Insured, 5.00%,
       12/15/33 ....................................................................................    10,000,000        8,854,700
    Pflugerville GO, FGIC Insured,
          5.25%, 8/01/27 ...........................................................................     3,320,000        3,356,952
          5.20%, 8/01/32 ...........................................................................     3,000,000        2,999,850
    Tarrant County Health Facilities Development Corp. Health Systems Revenue, Harris Methodist
       Health System, MBIA Insured, ETM, 6.00%, 9/01/24 ............................................     3,250,000        3,856,385
    United ISD, GO, 5.125%, 8/15/26 ................................................................     3,000,000        3,068,790
                                                                                                                     --------------
                                                                                                                        108,190,346
                                                                                                                     --------------
    UTAH 0.5%
    Provo Electric System Revenue, Series A, AMBAC Insured, ETM, 10.375%, 9/15/15 ..................        35,000           44,587
    Utah County Hospital Revenue, IHC Health Services Inc., MBIA Insured, ETM, 5.25%,
          8/15/21 ..................................................................................     5,000,000        5,089,550
          8/15/26 ..................................................................................     5,000,000        5,324,800
                                                                                                                     --------------
                                                                                                                         10,458,937
                                                                                                                     --------------
    VIRGINIA 0.5%
    Front Royal and Warren County IDA Lease Revenue, School and Capital Improvement,
       Series B, FSA Insured, 5.00%, 4/01/35 .......................................................     5,000,000        4,871,850
    Middle River Regional Jail Authority Jail Facility Revenue, MBIA Insured, 5.00%, 5/15/28 .......     3,510,000        3,519,021
    Winchester IDA Educational Facilities Revenue, first mortgage, Shenandoah University Project,
       MBIA Insured,
          5.00%, 10/01/18 ..........................................................................     1,000,000        1,010,580
          5.25%, 10/01/28 ..........................................................................     1,420,000        1,299,541
                                                                                                                     --------------
                                                                                                                         10,700,992
                                                                                                                     --------------
    WASHINGTON 2.6%
    King County Sewer Revenue, Refunding, Series A, FGIC Insured, 5.00%, 1/01/35 ...................     6,420,000        6,337,054
    Snohomish County PUD No. 1 Electric Revenue, Generation System, FGIC Insured, ETM,
       6.65%, 1/01/16 ..............................................................................     4,250,000        5,070,038
    Washington State GO, Various Purpose, Series C, FSA Insured, 5.25%, 1/01/26 ....................     6,000,000        6,075,480
    Washington State Health Care Facilities Authority Revenue,
          MultiCare Health System, Series B, Assured Guaranty, 6.00%, 8/15/39 ......................     1,500,000        1,493,700
          Providence Health, Refunding, Series D, FSA Insured, 5.25%, 10/01/33 .....................    18,000,000       17,730,540
          Series B, MBIA Insured, 5.00%, 2/15/27 ...................................................     6,320,000        6,173,502
          Swedish Health Services, Refunding, AMBAC Insured, 5.50%, 11/15/28 .......................    13,000,000       10,536,240
                                                                                                                     --------------
                                                                                                                         53,416,554
                                                                                                                     --------------


                               Annual Report | 75

Franklin Tax-Free Trust

                                                                                                        PRINCIPAL
    FRANKLIN INSURED TAX-FREE INCOME FUND                                                                 AMOUNT          VALUE
    -------------------------------------                                                              -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    WEST VIRGINIA 0.6%
    Shepherd University Board of Governors Revenue, Residence Facilities Projects, MBIA Insured,
       5.00%, 6/01/35 ..............................................................................   $ 7,445,000   $    6,748,520
    West Virginia State Water Development Authority Water Development Revenue, Loan
       Program II, Refunding, Series C-II, FGIC Insured, 5.00%, 11/01/36 ...........................     5,000,000        4,727,800
                                                                                                                     --------------
                                                                                                                         11,476,320
                                                                                                                     --------------
    WISCONSIN 0.2%
    Superior Limited Obligation Revenue, Midwest Energy Resources, Refunding, Series E,
       FGIC Insured, 6.90%, 8/01/21 ................................................................     3,000,000        3,643,530
                                                                                                                     --------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS
       (COST $2,063,258,540)                                                                                          1,962,155,984
                                                                                                                     --------------
    SHORT TERM INVESTMENTS 3.6%
    MUNICIPAL BONDS 3.6%
    CALIFORNIA 1.3%
(b) California Infrastructure and Economic Development Bank Revenue, Contemporary Jewish
       Museum, Daily VRDN and Put, 0.45%, 12/01/36 .................................................     6,600,000        6,600,000
(b) Sacramento County Sanitation District Financing Authority Revenue, sub. lien, Sanitation
       District, Refunding, Series C, Daily VRDN and Put, 0.45%, 12/01/38 ..........................    10,700,000       10,700,000
(b) Southern California Public Power Authority Power Project Revenue,
       Mead-Adelanto, Refunding, Series A, Daily VRDN and Put, 0.35%, 7/01/20 ......................     4,400,000        4,400,000
       Mead-Phoenix, Refunding, Series A, Daily VRDN and Put, 0.35%, 7/01/20 .......................     5,500,000        5,500,000
                                                                                                                     --------------
                                                                                                                         27,200,000
                                                                                                                     --------------
    COLORADO 0.4%
(b) Colorado Educational and Cultural Facilities Authority Revenue, National Jewish Federation
       Bond Program,
          Daily VRDN and Put, 0.65%, 2/01/35 .......................................................     1,400,000        1,400,000
          Refunding, Series A-8, Daily VRDN and Put, 0.65%, 9/01/35 ................................     5,270,000        5,270,000
          Series A-4, Daily VRDN and Put, 0.65%, 2/01/34 ...........................................       800,000          800,000
                                                                                                                     --------------
                                                                                                                          7,470,000
                                                                                                                     --------------
    FLORIDA 0.0(a)
(b) Florida State Municipal Power Agency Revenue, All Requirements Power Supply, Refunding,
       Series C, Daily VRDN and Put, 0.60%, 10/01/35 ...............................................       400,000          400,000
                                                                                                                     --------------
    MASSACHUSETTS 0.4%
(b) Massachusetts State Health and Educational Facilities Authority Revenue,
          Stonehill College, Series K, Daily VRDN and Put, 0.45%, 7/01/37 ..........................     2,300,000        2,300,000
          Tufts University, Refunding, Series N-1, Daily VRDN and Put, 0.40%, 8/15/40 ..............     5,900,000        5,900,000
          Tufts University, Refunding, Series N-2, Daily VRDN and Put, 0.35%, 8/15/34 ..............       400,000          400,000
                                                                                                                     --------------
                                                                                                                          8,600,000
                                                                                                                     --------------
    NEW HAMPSHIRE 0.4%
(b) New Hampshire Health and Education Facilities Authority Revenue,
          University of New Hampshire, Series A, Daily VRDN and Put, 0.70%, 7/01/35 ................     5,195,000        5,195,000
          University of North New Hampshire, Daily VRDN and Put, 0.70%, 7/01/33 ....................     4,000,000        4,000,000
                                                                                                                     --------------
                                                                                                                          9,195,000
                                                                                                                     --------------


                               76 | Annual Report

Franklin Tax-Free Trust

                                                                                                        PRINCIPAL
    FRANKLIN INSURED TAX-FREE INCOME FUND                                                                 AMOUNT          VALUE
    -------------------------------------                                                              -----------   --------------
    SHORT TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    NORTH CAROLINA 0.0%(a)
(b) North Carolina Medical Care Commission Health Care Facilities Revenue, Wake Forest
       University, Refunding, Series D, Daily VRDN and Put, 0.60%, 7/01/34 .........................   $   400,000   $      400,000
                                                                                                                     --------------
    OHIO 0.5%
(b) Allen County Hospital Facilities Revenue, Catholic Healthcare, Series A, Daily VRDN and Put,
       0.55%, 10/01/31 .............................................................................     6,200,000        6,200,000
(b) Cuyahoga County Revenue, Cleveland Clinic Health System Obligated Group, Series B,
       Sub Series B-3, Daily VRDN and Put, 0.50%, 1/01/39 ..........................................     3,400,000        3,400,000
                                                                                                                     --------------
                                                                                                                          9,600,000
                                                                                                                     --------------
    TENNESSEE 0.5%
(b) Clarksville PBA Revenue, Pooled Financing, Tennessee Municipal Bond Fund, Daily VRDN and
       Put, 0.60%,
          1/01/33 ..................................................................................     1,600,000        1,600,000
          7/01/34 ..................................................................................     4,595,000        4,595,000
          11/01/35 .................................................................................     1,300,000        1,300,000
(b) Montgomery County PBA Pooled Financing Revenue, Tennessee County Loan Pool, Daily VRDN
       and Put, 0.60%, 4/01/32 .....................................................................     1,800,000        1,800,000
                                                                                                                     --------------
                                                                                                                          9,295,000
                                                                                                                     --------------
    TEXAS 0.1%
(b) Harris County Cultural Education Facilities Finance Corp. Special Facilities Revenue, Texas
       Medical Center, Refunding, Series B, Sub Series B-1, Daily VRDN and Put, 0.60%,
          9/01/31 ..................................................................................     2,600,000        2,600,000
                                                                                                                     --------------
    TOTAL SHORT TERM INVESTMENTS (COST $74,760,000) ................................................                     74,760,000
                                                                                                                     --------------
    TOTAL INVESTMENTS (COST $2,138,018,540) 98.8% ..................................................                  2,036,915,984
    OTHER ASSETS, LESS LIABILITIES 1.2% ............................................................                     24,990,638
                                                                                                                     --------------
    NET ASSETS 100.0% ..............................................................................                 $2,061,906,622
                                                                                                                     ==============

See Abbreviations on page 141.

(a)  Rounds to less than 0.1% of net assets.

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 77

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN MASSACHUSETTS TAX-FREE INCOME FUND

                                                                    YEAR ENDED FEBRUARY 28,
                                                     -----------------------------------------------------
CLASS A                                                2009      2008(a)      2007       2006       2005
-------                                              --------   --------    --------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $  11.20   $  11.96    $  11.92   $  11.98   $  12.11
                                                     --------   --------    --------   --------   --------
Income from investment operations(b):
   Net investment income(c) ......................       0.49       0.49        0.49       0.50       0.52
   Net realized and unrealized gains (losses) ....      (0.27)     (0.76)       0.04      (0.06)     (0.13)
                                                     --------   --------    --------   --------   --------
Total from investment operations .................       0.22      (0.27)       0.53       0.44       0.39
                                                     --------   --------    --------   --------   --------
Less distributions from:
   Net investment income .........................      (0.48)     (0.49)      (0.49)     (0.50)     (0.52)
                                                     --------   --------    --------   --------   --------
   Net realized gains ............................         --         --(d)       --         --         --
                                                     --------   --------    --------   --------   --------
Total distributions ..............................      (0.48)     (0.49)      (0.49)     (0.50)     (0.52)
                                                     --------   --------    --------   --------   --------
Redemption fees(d, e) ............................         --         --          --         --         --
                                                     --------   --------    --------   --------   --------
Net asset value, end of year .....................   $  10.94   $  11.20    $  11.96   $  11.92   $  11.98
                                                     ========   ========    ========   ========   ========
Total return(f) ..................................       2.00%     (2.34)%      4.59%      3.71%      3.35%
RATIOS TO AVERAGE NET ASSETS
Expenses .........................................       0.66%      0.66%       0.66%      0.67%      0.67%
Net investment income ............................       4.38%      4.16%       4.16%      4.21%      4.35%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $445,680   $450,957    $467,299   $450,425   $442,842
Portfolio turnover rate ..........................       7.45%     22.03%      14.41%     17.65%      9.54%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               78 | Annual Report

Franklin Tax-Free Trust

FRANKLIN MASSACHUSETTS TAX-FREE INCOME FUND

                                                                  YEAR ENDED FEBRUARY 28,
                                                     ------------------------------------------------
CLASS C                                                2009    2008(a)      2007      2006      2005
-------                                              -------   -------    -------   -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $ 11.29   $ 12.05    $ 12.00   $ 12.06   $ 12.19
                                                     -------   -------    -------   -------   -------
Income from investment operations(b):
   Net investment income(c) ......................      0.43      0.43       0.43      0.44      0.45
   Net realized and unrealized gains (losses) ....     (0.27)    (0.76)      0.05     (0.07)    (0.13)
                                                     -------   -------    -------   -------   -------
Total from investment operations .................      0.16     (0.33)      0.48      0.37      0.32
                                                     -------   -------    -------   -------   -------
Less distributions from:
   Net investment income .........................     (0.42)    (0.43)     (0.43)    (0.43)    (0.45)
   Net realized gains ............................        --        --(d)      --        --        --
                                                     -------   -------    -------   -------   -------
Total distributions ..............................     (0.42)    (0.43)     (0.43)    (0.43)    (0.45)
                                                     -------   -------    -------   -------   -------
Redemption fees(d, e) ............................        --        --         --        --        --
                                                     -------   -------    -------   -------   -------
Net asset value, end of year .....................   $ 11.03   $ 11.29    $ 12.05   $ 12.00   $ 12.06
                                                     =======   =======    =======   =======   =======
Total return(f) ..................................      1.42%    (2.86)%     4.07%     3.13%     2.75%
RATIOS TO AVERAGE NET ASSETS
Expenses .........................................      1.20%     1.22%      1.20%     1.22%     1.22%
Net investment income ............................      3.84%     3.60%      3.62%     3.66%     3.80%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $68,027   $61,157    $59,247   $57,063   $50,272
Portfolio turnover rate ..........................      7.45%    22.03%     14.41%    17.65%     9.54%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 79

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2009

                                                                                                        PRINCIPAL
    FRANKLIN MASSACHUSETTS TAX-FREE INCOME FUND                                                           AMOUNT         VALUE
    -------------------------------------------                                                        -----------   ------------
    MUNICIPAL BONDS 98.9%
    MASSACHUSETTS 98.1%
    Auburn GO, AMBAC Insured, 5.125%, 6/01/24 ......................................................   $ 1,465,000   $  1,525,973
    Boston Convention Center Act of 1997 Revenue, Special Obligation, Series A, AMBAC Insured,
       5.00%, 5/01/27 ..............................................................................     3,970,000      3,858,959
    Boston GO, Series A, MBIA Insured, Pre-Refunded, 5.00%,
          2/01/21 ..................................................................................     3,000,000      3,298,590
          2/01/22 ..................................................................................     2,940,000      3,232,618
    Chelsea GO, State Qualified, Refunding, AMBAC Insured, 5.125%, 6/15/16 .........................     1,750,000      1,757,175
    Dudley-Charlton Regional School District GO, Series B, FGIC Insured, 5.25%, 5/01/19 ............     3,140,000      3,509,358
    Foxborough Stadium Infrastructure Improvement Revenue, Pre-Refunded, 5.75%, 6/01/25 ............     4,000,000      4,274,880
    Greater Lawrence Sanitary District GO, MBIA Insured, Pre-Refunded, 5.625%, 6/15/20 .............     1,000,000      1,069,630
    Holyoke Gas and Electric Department Revenue, Series A, MBIA Insured, 5.00%, 12/01/26 ...........     9,805,000      8,473,873
    Kingston GO, FGIC Insured, Pre-Refunded, 5.50%, 11/15/19 .......................................     2,055,000      2,147,331
    Lawrence GO, AMBAC Insured, Pre-Refunded, 5.00%, 2/01/21 .......................................     1,000,000      1,068,520
    Lowell GO, State Qualified,
          AMBAC Insured, 5.00%, 2/01/21 ............................................................     1,330,000      1,371,802
          AMBAC Insured, 5.00%, 2/01/22 ............................................................     1,405,000      1,438,973
          FGIC Insured, Pre-Refunded, 5.85%, 2/15/20 ...............................................     1,595,000      1,690,301
    Ludlow GO, School Project, Limited Tax, MBIA Insured, 7.40%, 11/01/09 ..........................       210,000        218,308
    Martha's Vineyard Land Bank Revenue, AMBAC Insured,
          4.875%, 5/01/22 ..........................................................................     2,000,000      2,057,060
          5.00%, 5/01/32 ...........................................................................     2,000,000      1,994,420
          5.00%, 5/01/34 ...........................................................................     7,000,000      6,288,310
    Massachusetts Bay Transportation Authority Revenue, General Transportation System, Series C,
       FGIC Insured, 5.25%, 3/01/15 ................................................................     2,000,000      2,294,700
    Massachusetts Bay Transportation Authority Sales Tax Revenue, Senior Series A, FGIC Insured,
       Pre-Refunded, 5.00%, 7/01/27 ................................................................     5,000,000      5,567,150
    Massachusetts State College Building Authority Project Revenue,
          Refunding, Series A, XLCA Insured, 5.00%, 5/01/43 ........................................     2,000,000      1,843,640
          Refunding, Series B, XLCA Insured, 5.50%, 5/01/39 ........................................     5,000,000      5,134,050
          Series 1, MBIA Insured, ETM, 5.375%, 5/01/23 .............................................     5,000,000      5,055,550
          Series A, Assured Guaranty, 5.00%, 5/01/33 ...............................................    10,000,000      9,861,300
    Massachusetts State Development Finance Agency Revenue,
          Boston University, Series T-1, AMBAC Insured, 5.00%, 10/01/35 ............................     3,600,000      3,291,948
          Boston University, Series T-1, AMBAC Insured, 5.00%, 10/01/39 ............................    25,305,000     22,832,195
          Brandeis University, Series K, FGIC Insured, 4.75%, 10/01/28 .............................     2,000,000      1,890,200
          Massachusetts College of Pharmacy and Allied Health Sciences, Series E, Assured Guaranty,
             5.00%, 7/01/31 ........................................................................     5,000,000      4,946,600
          Massachusetts College of Pharmacy and Allied Health Sciences, Series E, Assured Guaranty,
             5.00%, 7/01/37 ........................................................................     5,060,000      4,932,437
          Massachusetts/Saltonstall Redevelopment Building Corp., Series A, MBIA Insured, 5.125%,
             2/01/34 ...............................................................................    22,400,000     18,137,728
          MBIA Insured, 5.20%, 7/01/32 .............................................................     2,250,000      1,664,483
          Series A, AMBAC Insured, Pre-Refunded, 5.375%, 1/01/42 ...................................     4,000,000      4,466,600
          Series A, GNMA Secured, Pre-Refunded, 6.90%, 10/20/41 ....................................     2,090,000      2,489,294
          Series P, MBIA Insured, 4.75%, 7/01/42 ...................................................    11,000,000      9,915,070
          Western New England College, AMBAC Insured, Pre-Refunded, 5.25%, 7/01/20 .................     1,500,000      1,614,960
          Western New England College, Refunding, Series A, Assured Guaranty, 5.00%, 9/01/33 .......    12,200,000     10,183,218
          WGBH Educational Foundation, Refunding, Series A, Assured Guaranty, 5.00%, 1/01/36 .......    15,945,000     15,373,691
          Worcester Polytechnic Institute, Refunding, MBIA Insured, 5.00%, 9/01/37 .................    12,850,000     11,764,303


                               80 | Annual Report

Franklin Tax-Free Trust

                                                                                                        PRINCIPAL
    FRANKLIN MASSACHUSETTS TAX-FREE INCOME FUND                                                           AMOUNT         VALUE
    -------------------------------------------                                                        -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    MASSACHUSETTS (CONTINUED)
    Massachusetts State GO,
          Consolidated Loan, Refunding, Series D, Assured Guaranty, 5.50%, 11/01/19 ................   $ 8,620,000   $ 10,201,253
          Consolidated Loan, Series A, FSA Insured, Pre-Refunded, 5.00%, 3/01/24 ...................     5,000,000      5,739,500
          Consolidated Loan, Series C, AMBAC Insured, 5.00%, 8/01/37 ...............................    10,000,000      9,879,900
          Consolidated Loan, Series C, FGIC Insured, Pre-Refunded, 5.25%, 11/01/30 .................     6,205,000      6,891,956
          Consolidated Loan, Series D, MBIA Insured, ETM, 5.00%, 8/01/27 ...........................     3,430,000      3,762,573
          Consolidated Loan, Series D, MBIA Insured, Pre-Refunded, 5.00%, 8/01/27 ..................       965,000      1,058,566
          MBIA Insured, Pre-Refunded, 5.00%, 8/01/22 ...............................................     4,100,000      4,497,536
          Series C, FGIC Insured, Pre-Refunded, 5.25%, 11/01/30 ....................................     3,440,000      3,820,842
    Massachusetts State Health and Educational Facilities Authority Revenue,
          Boston College, Series N, MBIA Insured, 5.125%, 6/01/33 ..................................     5,000,000      5,017,550
          Brandeis University, Refunding, Series I, MBIA Insured, 4.75%, 10/01/20 ..................     3,000,000      2,991,960
          Cable Housing and Health Services, Series A, MBIA Insured, 5.25%, 7/01/23 ................     1,000,000        888,320
          Emmanuel College, MBIA Insured, 5.00%, 7/01/37 ...........................................    10,000,000      8,511,600
          Harvard University, Series FF, 5.125%, 7/15/37 ...........................................     1,650,000      1,669,949
      (a) Lesley University, Series A, Assured Guaranty, 5.25%, 7/01/39 ............................     9,350,000      9,086,797
          New England Medical Center Hospital, Series H, FGIC Insured, 5.00%, 5/15/22 ..............     9,610,000      7,382,882
          New England Medical Center Hospital, Series H, FGIC Insured, Pre-Refunded, 5.00%,
             5/15/22 ...............................................................................       390,000        426,812
          Northeastern University, Series I, MBIA Insured, 5.00%, 10/01/29 .........................     1,250,000      1,197,275
          Partners Healthcare System, Series A, MBIA Insured, 5.375%, 7/01/24 ......................     4,885,000      4,787,251
          Springfield College, AMBAC Insured, 5.00%, 10/15/27 ......................................     2,500,000      2,228,750
          Tufts University, Series I, 5.25%, 2/15/30 ...............................................     2,950,000      2,969,411
          University of Massachusetts, Series C, FGIC Insured, 5.125%, 10/01/34 ....................     3,000,000      2,914,530
          University of Massachusetts, Worcester Campus, Series B, FGIC Insured, Pre-Refunded,
             5.25%, 10/01/31 .......................................................................     3,500,000      3,825,605
          University of Massachusetts Project, Series A, FGIC Insured, Pre-Refunded, 5.875%,
             10/01/29 ..............................................................................     4,000,000      4,332,080
          University of Massachusetts Project, Series C, MBIA Insured, Pre-Refunded, 5.25%,
             10/01/31 ..............................................................................     1,500,000      1,667,910
          Wellesley College, Series F, Pre-Refunded, 5.125%, 7/01/39 ...............................     7,250,000      7,430,597
          Wheelock College, Series B, MBIA Insured, Pre-Refunded, 5.625%, 10/01/30 .................     1,770,000      1,941,938
          Worcester City Campus Corp., Series F, FGIC Insured, 4.75%, 10/01/36 .....................     3,030,000      2,665,249
    Massachusetts State HFA, MFHR, Section 8 Assisted, Series A, GNMA Secured, ETM, 7.00%,
       4/01/21 .....................................................................................       430,000        552,941
    Massachusetts State HFA Housing Revenue, Rental, Mortgage, Series A, AMBAC Insured,
       5.95%, 7/01/30 ..............................................................................     2,000,000      1,776,880
    Massachusetts State Industrial Finance Agency Revenue,
          St. Mark's School Issue, MBIA Insured, 5.375%, 1/01/21 ...................................     2,665,000      2,669,930
          Trustees Deerfield Academy, 5.25%, 10/01/27 ..............................................     2,800,000      2,801,764
    Massachusetts State Port Authority Revenue,
          Series A, AMBAC Insured, 5.00%, 7/01/35 ..................................................    14,915,000     14,551,372
          Series A, FSA Insured, 4.50%, 7/01/32 ....................................................     5,590,000      5,004,895
          Series A, FSA Insured, 4.50%, 7/01/37 ....................................................     7,935,000      6,966,613
          Series A, FSA Insured, Pre-Refunded, 5.125%, 7/01/17 .....................................     2,000,000      2,049,480
          US Airways Project, MBIA Insured, 6.00%, 9/01/21 .........................................     4,700,000      3,726,583
          US Airways Project, Series A, MBIA Insured, 5.875%, 9/01/23 ..............................     4,500,000      3,403,485


                               Annual Report | 81

Franklin Tax-Free Trust

                                                                                                        PRINCIPAL
    FRANKLIN MASSACHUSETTS TAX-FREE INCOME FUND                                                           AMOUNT         VALUE
    -------------------------------------------                                                        -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    MASSACHUSETTS (CONTINUED)
    Massachusetts State School Building Authority Dedicated Sales Tax Revenue, Series A,
       AMBAC Insured,
          4.75%, 8/15/32 ...........................................................................   $15,000,000   $ 14,227,200
          4.50%, 8/15/35 ...........................................................................     8,700,000      7,772,580
    Massachusetts State Special Obligation Dedicated Tax Revenue,
          FGIC Insured, Pre-Refunded, 5.25%, 1/01/29 ...............................................     5,000,000      5,558,650
          Refunding, FGIC Insured, 5.50%, 1/01/34 ..................................................     8,400,000      8,254,176
    Massachusetts State Turnpike Authority Metropolitan Highway System Revenue, Refunding,
          Series A, MBIA Insured, 5.00%, 1/01/37 ...................................................     9,000,000      7,099,380
          Series B, MBIA Insured, 5.25%, 1/01/29 ...................................................     4,600,000      3,865,104
          Series B, MBIA Insured, 5.125%, 1/01/37 ..................................................    17,560,000     13,609,176
    Massachusetts State Water Pollution Abatement Trust Revenue, Pool Program Bonds,
          Series 6, 5.50%, 8/01/30 .................................................................     2,620,000      2,680,863
          Series 6, Pre-Refunded, 5.50%, 8/01/30 ...................................................     1,075,000      1,155,131
          Series 7, 5.125%, 2/01/31 ................................................................     4,300,000      4,323,478
          Series 7, Pre-Refunded, 5.125%, 2/01/31 ..................................................     1,700,000      1,836,799
    Massachusetts State Water Pollution Abatement Trust Water Pollution Abatement Revenue,
       MWRA Program, Refunding, Sub Series A, 5.75%, 8/01/29 .......................................     3,995,000      4,057,162
    Massachusetts State Water Resources Authority Revenue,
          Refunding, Series J, FSA Insured, 5.00%, 8/01/32 .........................................     9,000,000      9,002,340
          Series A, FGIC Insured, Pre-Refunded, 5.75%, 8/01/39 .....................................     9,275,000      9,964,596
          Series A, FSA Insured, 4.50%, 8/01/46 ....................................................     1,000,000        861,690
    Monson GO, AMBAC Insured, 5.25%, 11/01/23 ......................................................     1,675,000      1,777,024
    New Bedford GO, Municipal Purpose Loan, FGIC Insured, 5.00%, 5/01/21 ...........................     3,685,000      3,792,565
    Plymouth County COP, Correctional Facility Project, Refunding, AMBAC Insured, 5.125%,
       10/01/18 ....................................................................................     2,000,000      2,042,600
    Route 3 North Transportation Improvement Assn. Lease Revenue, MBIA Insured, Pre-Refunded,
       5.375%, 6/15/33 .............................................................................    15,475,000     16,350,421
    Salisbury GO, MBIA Insured, Pre-Refunded, 5.30%, 3/15/27 .......................................     2,795,000      3,136,102
    Shrewsbury GO, Municipal Purpose Loan, 5.00%, 8/15/20 ..........................................     2,075,000      2,176,384
    Springfield GO,
          Municipal Purpose Loan, FGIC Insured, Pre-Refunded, 5.00%, 8/01/21 .......................     5,000,000      5,491,950
          State Qualified Municipal Purpose Loan, FSA Insured, 4.50%, 8/01/26 ......................     2,000,000      1,877,380
    Springfield Water and Sewer Commission Revenue, Series A, AMBAC Insured, Pre-Refunded,
       5.00%, 11/01/21 .............................................................................     2,775,000      3,073,063
    University Building Authority Project Revenue, Senior Series 1, AMBAC Insured, Pre-Refunded,
       5.25%,
          11/01/23 .................................................................................     2,155,000      2,475,341
          11/01/28 .................................................................................     5,035,000      5,783,453
    University of Massachusetts Building Authority Project Revenue, Senior Series 2004-1,
       AMBAC Insured, Pre-Refunded, 5.25%, 11/01/29 ................................................     3,000,000      3,473,850
    Whitman Hanson Regional School District GO, Refunding, FGIC Insured, 5.00%, 6/15/21 ............     1,960,000      2,009,882
    Winthrop GO, AMBAC Insured, 5.00%, 11/01/20 ....................................................     1,230,000      1,283,776
    Worcester GO, Refunding, Series E, MBIA Insured, 6.00%, 10/01/15 ...............................     1,335,000      1,338,605
                                                                                                                     ------------
                                                                                                                      504,178,454
                                                                                                                     ------------


                               82 | Annual Report

Franklin Tax-Free Trust

                                                                                                        PRINCIPAL
    FRANKLIN MASSACHUSETTS TAX-FREE INCOME FUND                                                           AMOUNT         VALUE
    -------------------------------------------                                                        -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES 0.8%
    PUERTO RICO 0.8%
    Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
       Assured Guaranty, 5.00%, 7/01/28 ............................................................   $ 4,000,000   $  3,874,480
                                                                                                                     ------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS (COST $526,712,692) ........................                  508,052,934
                                                                                                                     ------------
    SHORT TERM INVESTMENTS 1.1%
    MUNICIPAL BONDS 1.1%
    MASSACHUSETTS 1.1%
(b) Massachusetts State Health and Educational Facilities Authority Revenue,
          Museum of Fine Arts, Series A1, Daily VRDN and Put, 0.45%, 12/01/37 ......................     1,000,000      1,000,000
          Museum of Fine Arts, Series A2, Daily VRDN and Put, 0.40%, 12/01/37 ......................     1,100,000      1,100,000
          Stonehill College, Series K, Daily VRDN and Put, 0.45%, 7/01/37 ..........................     1,500,000      1,500,000
          Tufts University, Refunding, Series N-1, Daily VRDN and Put, 0.40%, 8/15/40 ..............     1,200,000      1,200,000
          Tufts University, Refunding, Series N-2, Daily VRDN and Put, 0.35%, 8/15/34 ..............       600,000        600,000
                                                                                                                     ------------
    TOTAL SHORT TERM INVESTMENTS (COST $5,400,000) .................................................                    5,400,000
                                                                                                                     ------------
    TOTAL INVESTMENTS (COST $532,112,692) 100.0% ...................................................                  513,452,934
    OTHER ASSETS, LESS LIABILITIES 0.0%(c) .........................................................                      253,801
                                                                                                                     ------------
    NET ASSETS 100.0% ..............................................................................                 $513,706,735
                                                                                                                     ============

See Abbreviations on page 141.

(a) A portion or all of the security purchased on a when-issued basis. See Note 1(b).

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

(c)  Rounds to less than 0.1% of net assets.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 83

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN MICHIGAN TAX-FREE INCOME FUND

                                                                        YEAR ENDED FEBRUARY 28,
                                                     --------------------------------------------------------------
CLASS A                                                 2009        2008(a)       2007         2006         2005
-------                                              ----------   ----------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $    11.71   $    12.24   $    12.27   $    12.35   $    12.58
                                                     ----------   ----------   ----------   ----------   ----------
Income from investment operations(b):
   Net investment income(c) ......................         0.51         0.51         0.53         0.54         0.55
   Net realized and unrealized gains (losses) ....        (0.23)       (0.51)       (0.01)       (0.08)       (0.23)
                                                     ----------   ----------   ----------   ----------   ----------
Total from investment operations .................         0.28           --         0.52         0.46         0.32
                                                     ----------   ----------   ----------   ----------   ----------
Less distributions from:
   Net investment income .........................        (0.51)       (0.52)       (0.53)       (0.54)       (0.55)
   Net realized gains ............................           --        (0.01)       (0.02)          --           --
                                                     ----------   ----------   ----------   ----------   ----------
Total distributions ..............................        (0.51)       (0.53)       (0.55)       (0.54)       (0.55)
                                                     ----------   ----------   ----------   ----------   ----------
Redemption fees(d,e) .............................           --           --           --           --           --
                                                     ----------   ----------   ----------   ----------   ----------
Net asset value, end of year .....................   $    11.48   $    11.71   $    12.24   $    12.27   $    12.35
                                                     ==========   ==========   ==========   ==========   ==========
Total return(f) ..................................         2.41%       (0.06)%       4.35%        3.77%        2.65%
RATIOS TO AVERAGE NET ASSETS
Expenses .........................................         0.63%        0.64%        0.64%        0.64%        0.64%
Net investment income ............................         4.40%        4.25%        4.34%        4.38%        4.45%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $1,318,955   $1,294,052   $1,260,755   $1,230,439   $1,199,126
Portfolio turnover rate ..........................        16.08%       13.00%        7.97%        6.55%        9.40%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               84 | Annual Report

Franklin Tax-Free Trust

FRANKLIN MICHIGAN TAX-FREE INCOME FUND

                                                                 YEAR ENDED FEBRUARY 28,
                                                     ------------------------------------------------
CLASS B                                                2009    2008(a)      2007      2006      2005
-------                                              -------   -------    -------   -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $ 11.77   $ 12.30    $ 12.33   $ 12.40   $ 12.63
                                                     -------   -------    -------   -------   -------
Income from investment operations(b):
   Net investment income(c) ......................      0.45      0.45       0.46      0.47      0.48
   Net realized and unrealized gains (losses) ....     (0.24)    (0.52)     (0.01)    (0.07)    (0.23)
                                                     -------   -------    -------   -------   -------
Total from investment operations .................      0.21     (0.07)      0.45      0.40      0.25
                                                     -------   -------    -------   -------   -------
Less distributions from:
   Net investment income .........................     (0.44)    (0.45)     (0.46)    (0.47)    (0.48)
   Net realized gains ............................        --     (0.01)     (0.02)       --        --
                                                     -------   -------    -------   -------   -------
Total distributions ..............................     (0.44)    (0.46)     (0.48)    (0.47)    (0.48)
                                                     -------   -------    -------   -------   -------
Redemption fees(d,e) .............................        --        --         --        --        --
                                                     -------   -------    -------   -------   -------
Net asset value, end of year .....................   $ 11.54   $ 11.77    $ 12.30   $ 12.33   $ 12.40
                                                     =======   =======    =======   =======   =======
Total return(f) ..................................      1.84%    (0.61)%     3.77%     3.27%     2.08%
RATIOS TO AVERAGE NET ASSETS
Expenses .........................................      1.18%     1.19%      1.19%     1.19%     1.19%
Net investment income ............................      3.85%     3.70%      3.79%     3.83%     3.90%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $30,625   $39,466    $45,664   $51,285   $54,867
Portfolio turnover rate ..........................     16.08%    13.00%      7.97%     6.55%     9.40%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 85

Franklin Tax-Free Trust

FRANKLIN MICHIGAN TAX-FREE INCOME FUND

                                                                    YEAR ENDED FEBRUARY 28,
                                                     -----------------------------------------------------
CLASS C                                                2009      2008(a)      2007       2006       2005
-------                                              --------   --------    --------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $  11.83   $  12.36    $  12.39   $  12.46   $  12.69
                                                     --------   --------    --------   --------   --------
Income from investment operations(b):
   Net investment income(c) ......................       0.45       0.45        0.47       0.48       0.48
   Net realized and unrealized gains (losses) ....      (0.23)     (0.52)      (0.02)     (0.08)     (0.23)
                                                     --------   --------    --------   --------   --------
Total from investment operations .................       0.22      (0.07)       0.45       0.40       0.25
                                                     --------   --------    --------   --------   --------
Less distributions from:
   Net investment income .........................      (0.44)     (0.45)      (0.46)     (0.47)     (0.48)
   Net realized gains ............................         --      (0.01)      (0.02)        --         --
                                                     --------   --------    --------   --------   --------
Total distributions ..............................      (0.44)     (0.46)      (0.48)     (0.47)     (0.48)
                                                     --------   --------    --------   --------   --------
Redemption fees(d, e) ............................         --         --          --         --         --
                                                     --------   --------    --------   --------   --------
Net asset value, end of year .....................   $  11.61   $  11.83    $  12.36   $  12.39   $  12.46
                                                     ========   ========    ========   ========   ========
Total return(f) ..................................       1.91%     (0.61)%      3.74%      3.25%      2.06%
RATIOS TO AVERAGE NET ASSETS
Expenses .........................................       1.18%      1.19%       1.19%      1.19%      1.19%
Net investment income ............................       3.85%      3.70%       3.79%      3.83%      3.90%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $173,295   $131,079    $126,535   $123,024   $108,308
Portfolio turnover rate ..........................      16.08%     13.00%       7.97%      6.55%      9.40%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               86 | Annual Report

Franklin Tax-Free Trust

FRANKLIN MICHIGAN TAX-FREE INCOME FUND

                                                     PERIOD ENDED
                                                     FEBRUARY 28,
ADVISOR CLASS                                           2009(a)
-------------                                        ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............      $11.95
                                                        ------
Income from investment operations(b):
   Net investment income(c) ......................        0.35
   Net realized and unrealized gains (losses) ....       (0.47)
                                                        ------
Total from investment operations .................       (0.12)
                                                        ------
Less distributions from net investment income ....       (0.34)
                                                        ------
Net asset value, end of period ...................      $11.49
                                                        ======
Total return(d) ..................................       (0.92)%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses .........................................        0.53%
Net investment income ............................        4.50%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ................      $  769
Portfolio turnover rate ..........................       16.08%

(a)  For the period July 1, 2008 (effective date) to February 28, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 87

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2009

                                                                                                        PRINCIPAL
FRANKLIN MICHIGAN TAX-FREE INCOME FUND                                                                    AMOUNT          VALUE
--------------------------------------                                                                 -----------   --------------
MUNICIPAL BONDS 98.5%
MICHIGAN 93.9%
Adrian City School District GO, FSA Insured, Pre-Refunded, 5.00%,
      5/01/26 ......................................................................................   $ 1,960,000   $    2,220,033
      5/01/29 ......................................................................................     2,125,000        2,406,924
      5/01/34 ......................................................................................     6,690,000        7,577,562
Allen Park Brownfield RDA, GO, Limited Redevelopment, Tax Increment, AMBAC Insured,
   5.00%, 5/01/32 ..................................................................................     7,300,000        7,066,035
Allendale Public School District GO, School Building and Site,
      FGIC Insured, Pre-Refunded, 5.125%, 5/01/27 ..................................................     6,450,000        7,160,016
      FGIC Insured, Pre-Refunded, 5.125%, 5/01/32 ..................................................     5,490,000        6,094,339
      Series A, FSA Insured, 5.00%, 5/01/37 ........................................................    11,810,000       11,394,288
Anchor Bay School District GO, School Building and Site,
      Series I, FGIC Insured, Pre-Refunded, 6.00%, 5/01/29 .........................................     2,000,000        2,017,300
      Series II, FGIC Insured, Pre-Refunded, 5.70%, 5/01/25 ........................................     5,000,000        5,289,650
      Series II, FGIC Insured, Pre-Refunded, 5.75%, 5/01/30 ........................................     3,750,000        3,969,413
Avondale School District GO, School Building and Site, FSA Insured, Pre-Refunded, 5.00%,
   5/01/29 .........................................................................................     9,000,000       10,129,410
Battle Creek School District GO, School Building and Site, FSA Insured, 5.00%,
      5/01/31 ......................................................................................     6,000,000        5,819,760
      5/01/34 ......................................................................................    10,165,000        9,729,633
Battle Creek School District Paying Agent and Registrar, School Building and Site,
   FSA Insured, 5.00%, 5/01/37 .....................................................................     8,760,000        8,340,308
Bay City School District GO, School Building and Site, FSA Insured, 5.00%, 5/01/31 .................     6,000,000        6,006,780
Brown City Community School District GO, Building and Site, FGIC Insured, Pre-Refunded,
   5.00%, 5/01/31 ..................................................................................     3,200,000        3,503,936
Caledonia Community Schools GO, MBIA Insured, 5.00%, 5/01/26 .......................................     3,665,000        3,696,519
Carman-Ainsworth Community School District GO, FGIC Insured,
      5.00%, 5/01/27 ...............................................................................     1,400,000        1,359,246
      Pre-Refunded, 5.00%, 5/01/27 .................................................................     1,550,000        1,707,108
Central Michigan University Revenue,
      FGIC Insured, 5.00%, 10/01/27 ................................................................       500,000          493,435
      General, AMBAC Insured, 5.00%, 10/01/34 ......................................................     8,905,000        8,629,835
      Series A, AMBAC Insured, 5.05%, 10/01/32 .....................................................    10,000,000        9,797,100
Central Montcalm Public School GO, MBIA Insured, Pre-Refunded, 6.00%, 5/01/29 ......................     1,400,000        1,412,222
Charles Stewart Mott Community College GO, FGIC Insured, Pre-Refunded, 5.50%,
   5/01/21 .........................................................................................     3,550,000        3,747,487
Charlotte Public School District GO, FGIC Insured, Pre-Refunded, 5.375%, 5/01/29 ...................     5,000,000        5,038,350
Chippewa Valley Schools GO, School Building and Site, FSA Insured, 5.00%, 5/01/34 ..................     6,500,000        6,161,155
Detroit City School District GO, School Building and Site Improvements,
      Series A, FGIC Insured, Pre-Refunded, 5.00%, 5/01/23 .........................................     2,650,000        2,965,642
      Series A, FSA Insured, 6.00%, 5/01/29 ........................................................    10,000,000       10,385,300
      Series A, FSA Insured, Pre-Refunded, 5.125%, 5/01/31 .........................................    38,330,000       42,424,411
      Series B, FGIC Insured, 5.00%, 5/01/25 .......................................................     2,000,000        1,852,160
Detroit GO, Series A, Assured Guaranty, 5.00%, 4/01/28 .............................................     5,000,000        3,675,600
Detroit Public Improvements GO, Series A-1, MBIA Insured, 5.00%, 4/01/20 ...........................    10,610,000        8,575,957
Detroit Sewer Disposal System Revenue,
      second lien, Series A, MBIA Insured, 5.125%, 7/01/33 .........................................    18,790,000       15,318,547
      senior lien, Refunding, Series A, FSA Insured, 5.00%, 7/01/32 ................................     5,960,000        5,094,191


                               88 | Annual Report

Franklin Tax-Free Trust

                                                                                                        PRINCIPAL
FRANKLIN MICHIGAN TAX-FREE INCOME FUND                                                                    AMOUNT          VALUE
--------------------------------------                                                                 -----------   --------------
MUNICIPAL BONDS (CONTINUED)
MICHIGAN (CONTINUED)
Detroit Water Supply System Revenue,
      FGIC Insured, ETM, 6.25%, 7/01/12 ............................................................   $ 1,175,000   $    1,254,266
      second lien, Refunding, Series C, FSA Insured, 5.00%, 7/01/33 ................................    20,000,000       17,228,000
      second lien, Series B, FGIC Insured, Pre-Refunded, 5.50%, 7/01/33 ............................    20,000,000       22,014,000
      second lien, Series B, MBIA Insured, 5.00%, 7/01/34 ..........................................     8,875,000        7,317,526
      senior lien, Refunding, Series A, FGIC Insured, 5.25%, 7/01/33 ...............................     4,745,000        5,161,374
      senior lien, Refunding, Series B, BHAC Insured, 5.25%, 7/01/35 ...............................    17,500,000       17,627,050
      senior lien, Series A, FGIC Insured, 5.00%, 7/01/30 ..........................................    11,400,000        9,775,956
      senior lien, Series A, FGIC Insured, Pre-Refunded, 5.875%, 7/01/29 ...........................     1,500,000        1,578,390
      senior lien, Series A, FGIC Insured, Pre-Refunded, 5.25%, 7/01/33 ............................     4,880,000        5,238,387
      senior lien, Series A, FSA Insured, 5.00%, 7/01/34 ...........................................    38,740,000       32,730,264
      senior lien, Series A, MBIA Insured, 5.00%, 7/01/27 ..........................................     4,930,000        4,780,079
      Series B, MBIA Insured, Pre-Refunded, 5.00%, 7/01/34 .........................................     5,270,000        5,933,440
Detroit/Wayne County Stadium Authority Revenue, FGIC Insured, 5.25%, 2/01/27 .......................     5,500,000        5,241,995
East Grand Rapids Public School District GO, FSA Insured, Pre-Refunded, 6.00%,
   5/01/29 .........................................................................................     4,775,000        4,815,540
Eastern Michigan University Revenues, Series A, FGIC Insured, Pre-Refunded, 5.00%,
      6/01/28 ......................................................................................     6,730,000        7,561,559
      6/01/33 ......................................................................................    14,700,000       16,516,332
Eaton Rapids Public Schools GO, School Building and Site, FSA Insured,
      5.00%, 5/01/26 ...............................................................................     2,700,000        2,746,440
      5.00%, 5/01/29 ...............................................................................       820,000          824,756
      Pre-Refunded, 5.00%, 5/01/29 .................................................................     1,930,000        2,191,090
Farmington Hills EDC Revenue, Botsford Continuing Care, Series A, MBIA Insured, 5.75%,
   2/15/25 .........................................................................................       100,000           85,782
Fennville Public Schools GO, School Building and Site, FGIC Insured,
      5.00%, 5/01/30 ...............................................................................     2,085,000        2,090,504
      Pre-Refunded, 5.00%, 5/01/30 .................................................................     1,115,000        1,262,927
      Pre-Refunded, 5.00%, 5/01/34 .................................................................     3,250,000        3,681,178
Ferris State University Revenue, FGIC Insured, 5.25%,
      10/01/26 .....................................................................................     1,500,000        1,515,180
      10/01/31 .....................................................................................     3,255,000        3,257,376
Fowlerville Community School District GO, FGIC Insured, 5.00%,
      5/01/30 ......................................................................................     1,990,000        1,941,643
      5/01/34 ......................................................................................     8,145,000        7,741,904
Genesee County GO, Water Supply System, AMBAC Insured, 5.00%, 11/01/30 .............................     4,000,000        3,649,760
Grand Blanc Community Schools GO, School Building and Site, FSA Insured, 5.00%,
   5/01/28 .........................................................................................     4,250,000        4,309,500
Grand Rapids Building Authority GO, AMBAC Insured, 5.50%, 8/01/20 ..................................     2,000,000        2,126,400
Grand Rapids Building Authority Revenue, AMBAC Insured, Series A,
      5.00%, 10/01/28 ..............................................................................     3,590,000        3,612,007
      Pre-Refunded, 5.00%, 10/01/28 ................................................................     2,410,000        2,694,476
Grand Rapids Downtown Development Authority Tax Increment Revenue, MBIA Insured,
   6.875%, 6/01/24 .................................................................................     7,500,000        7,499,625
Grand Rapids Sanitation Sewer System Revenue, MBIA Insured, 5.00%,
      1/01/30 ......................................................................................     6,100,000        6,135,685
      1/01/34 ......................................................................................     3,670,000        3,633,704


                               Annual Report | 89

Franklin Tax-Free Trust

                                                                                                        PRINCIPAL
FRANKLIN MICHIGAN TAX-FREE INCOME FUND                                                                    AMOUNT          VALUE
--------------------------------------                                                                 -----------   --------------
MUNICIPAL BONDS (CONTINUED)
MICHIGAN (CONTINUED)
Grand Rapids Water Supply Revenue, FGIC Insured, 5.00%, 1/01/35 ....................................   $ 3,500,000   $    3,410,575
Grand Valley State University Revenue, General, Refunding, Series A, FSA Insured, 5.00%,
      12/01/28 .....................................................................................    17,165,000       17,366,345
      12/01/33 .....................................................................................     8,570,000        8,378,889
Grand Valley State University Revenue GO, General, 5.75%, 12/01/34 .................................     1,500,000        1,462,500
Hartland Consolidated School District GO, FGIC Insured, Pre-Refunded, 6.00%, 5/01/29 ...............    30,000,000       31,841,700
Hazel Park Building Authority Revenue, Ice Arena, AMBAC Insured, 4.70%, 4/01/24 ....................       700,000          677,201
Hazel Park School District GO, FSA Insured, 5.00%,
      5/01/27 ......................................................................................     9,000,000        9,122,670
      5/01/32 ......................................................................................    12,475,000       12,513,922
HealthSource Saginaw Inc. Saginaw County GO, MBIA Insured, 5.00%, 5/01/29 ..........................     4,145,000        4,031,842
Howell Public Schools GO, MBIA Insured, Pre-Refunded, 5.875%, 5/01/22 ..............................     2,000,000        2,016,740
Huron School District GO, FSA Insured, Pre-Refunded,
      5.25%, 5/01/21 ...............................................................................     1,500,000        1,627,350
      5.375%, 5/01/26 ..............................................................................     2,500,000        2,718,875
Jackson Brownfield RDAR, FGIC Insured,
      5.125%, 6/01/22 ..............................................................................     2,290,000        2,334,632
      5.125%, 6/01/24 ..............................................................................     1,215,000        1,228,086
      Pre-Refunded, 5.25%, 6/01/26 .................................................................     2,820,000        3,140,042
      Pre-Refunded, 5.375%, 6/01/30 ................................................................     5,830,000        6,514,559
Jackson Public Schools GO, School Building and Site, Refunding, FSA Insured, 5.00%,
   5/01/34 .........................................................................................     6,620,000        6,610,136
Kalamazoo City School District GO, School Building and Site, FSA Insured, Pre-Refunded,
   5.00%, 5/01/21 ..................................................................................     4,000,000        4,318,360
Kalamazoo Hospital Finance Authority Hospital Facility Revenue,
      Borgess Medical Center, Series A, AMBAC Insured, ETM, 5.625%, 6/01/14 ........................     3,805,000        4,156,506
      Bronson Methodist Hospital, Refunding, MBIA Insured, 5.25%, 5/15/18 ..........................       135,000          135,487
      Bronson Methodist Hospital, Refunding, Series B, FSA Insured, 5.00%, 5/15/26 .................     7,000,000        6,620,180
L'Anse Creuse Public Schools GO, School Building and Site, FSA Insured, 5.00%, 5/01/35 .............    10,000,000        9,743,000
Lake St. Clair Shores Drain District GO, Series A, MBIA Insured, 5.125%, 10/01/29 ..................     1,000,000        1,004,680
Lake Superior State University Revenue, Refunding, AMBAC Insured, 5.25%, 11/15/31 ..................     3,320,000        2,793,946
Lapeer Community Schools GO, School Building and Site, FSA Insured, 5.00%,
      5/01/33 ......................................................................................     4,400,000        4,332,988
      5/01/37 ......................................................................................     4,325,000        4,235,126
Lenawee County Hospital Finance Authority Hospital Revenue, Lenawee Health Alliance,
   Refunding, Series A, AMBAC Insured, 5.20%, 7/01/19 ..............................................     2,115,000        2,145,646
Livonia Municipal Building Authority GO, FGIC Insured, Pre-Refunded, 5.25%, 5/01/30 ................     3,950,000        4,158,362
Lowell Area Schools GO, FGIC Insured, Pre-Refunded, 5.625%,
      5/01/25 ......................................................................................     3,125,000        3,303,344
      5/01/30 ......................................................................................     3,250,000        3,435,478
Marysville Public School District GO, School Building and Site, Refunding, FSA Insured,
   5.00%, 5/01/35 ..................................................................................     5,000,000        4,942,100
Michigan Higher Education Student Loan Authority Revenue, Series XVII-E, AMBAC Insured,
      5.40%, 6/01/19 ...............................................................................     5,000,000        4,137,400
      5.50%, 6/01/25 ...............................................................................     5,000,000        3,941,850
Michigan Municipal Bond Authority Revenue,
      Clean Water State Revolving Fund, 5.00%, 10/01/24 ............................................    11,355,000       11,592,774
      Local Government Loan Program, Series C, MBIA Insured, 6.00%, 11/01/10 .......................     2,185,000        2,187,272


                               90 | Annual Report

Franklin Tax-Free Trust

                                                                                                        PRINCIPAL
FRANKLIN MICHIGAN TAX-FREE INCOME FUND                                                                    AMOUNT          VALUE
--------------------------------------                                                                 -----------   --------------
MUNICIPAL BONDS (CONTINUED)
MICHIGAN (CONTINUED)
Michigan State Building Authority Revenue,
      Facilities Program, Refunding, Series I, 6.25%, 10/15/38 .....................................   $15,000,000   $   15,670,800
      Facilities Program, Refunding, Series I, AMBAC Insured, 5.00%, 10/15/33 ......................     4,450,000        3,847,025
      Facilities Program, Refunding, Series I, FSA Insured, 4.75%, 10/15/18 ........................     3,000,000        3,025,020
      Facilities Program, Refunding, Series I, FSA Insured, 5.00%, 10/15/24 ........................     5,000,000        5,078,000
      Refunding, AMBAC Insured, 5.00%, 10/15/33 ....................................................    21,000,000       18,154,500
      Refunding, Series IA, FGIC Insured, 5.00%, 10/15/32 ..........................................    17,160,000       14,929,028
      Refunding, Series IA, FGIC Insured, 5.00%, 10/15/36 ..........................................     5,000,000        4,267,300
      Refunding, Series IA, FSA Insured, 5.00%, 10/15/31 ...........................................    15,530,000       15,466,638
      Refunding, Series IA, FSA Insured, 5.00%, 10/15/32 ...........................................    10,000,000        9,876,600
      Refunding, Series IA, FSA Insured, 5.00%, 10/15/36 ...........................................     1,000,000          980,860
Michigan State Comprehensive Transportation Revenue, Refunding, FSA Insured, 5.00%,
      5/15/26 ......................................................................................     4,740,000        4,805,412
      5/15/31 ......................................................................................     8,000,000        7,810,720
Michigan State COP, AMBAC Insured, Pre-Refunded, 5.50%, 6/01/27 ....................................    12,000,000       12,638,400
Michigan State HDA Rental Housing Revenue, Refunding, Series A, AMBAC Insured, 6.00%,
   4/01/16 .........................................................................................        65,000           65,034
Michigan State Hospital Finance Authority Revenue,
      Ascension Health Credit, Series A, MBIA Insured, Pre-Refunded, 6.125%, 11/15/23 ..............    15,175,000       15,906,283
      Detroit Medical Center Obligation Group, Refunding, Series A, AMBAC Insured, 5.50%,
         8/15/24 ...................................................................................    15,000,000       10,038,450
      Detroit Medical Center Obligation Group, Refunding, Series A, AMBAC Insured, 5.25%,
         8/15/27 ...................................................................................    10,000,000        6,025,500
      Edward W. Sparrow Hospital, Refunding, MBIA Insured, 5.00%, 11/15/31 .........................     8,500,000        7,855,445
      Mercy Health Services, Series Q, AMBAC Insured, ETM, 5.375%, 8/15/26 .........................     6,000,000        6,000,240
      Mercy Health Services, Series R, AMBAC Insured, ETM, 5.375%, 8/15/26 .........................     1,750,000        1,750,070
      Mercy Health Services, Series U, ETM, 5.75%, 8/15/26 .........................................       300,000          300,000
      Mercy Health Services, Series W, FSA Insured, ETM, 5.25%, 8/15/27 ............................     8,605,000        8,605,172
      Mercy Health Services, Series X, MBIA Insured, Pre-Refunded, 6.00%, 8/15/34 ..................    11,000,000       11,353,210
      Mercy Mount Clemens Corp., Series A, MBIA Insured, Pre-Refunded, 5.75%, 5/15/29 ..............     4,890,000        4,984,670
      Mid-Michigan Health, AMBAC Insured, 5.00%, 4/15/24 ...........................................     7,065,000        6,204,130
      Mid-Michigan Health, AMBAC Insured, 5.00%, 4/15/32 ...........................................     1,000,000          797,140
      Mid-Michigan Obligation Group, Refunding, Series A, FSA Insured, 5.375%, 6/01/27 .............     7,500,000        7,460,550
      Oakwood Obligated Group, Refunding, Series A, FSA Insured, 5.125%, 8/15/25 ...................     7,500,000        7,519,950
      Sparrow Obligated Group, Refunding, MBIA Insured, 5.00%, 11/15/36 ............................    12,465,000        9,494,217
      Sparrow Obligated Group, Refunding, MBIA Insured, 5.00%, 11/15/36 ............................     6,165,000        5,578,770
      St. John's Health System, Refunding, Series A, AMBAC Insured, ETM, 5.125%,
         5/15/17 ...................................................................................    14,500,000       14,679,945
      St. John's Hospital, Refunding, Series A, AMBAC Insured, ETM, 6.00%, 5/15/13 .................     3,445,000        3,621,487
      St. John's Hospital, Refunding, Series A, AMBAC Insured, ETM, 6.25%, 5/15/14 .................     9,545,000       10,562,020
      Trinity Health Credit Group, Series A, 6.50%, 12/01/33 .......................................    25,000,000       25,834,500
Michigan State Revenue, Grant Antic Bonds, FSA Insured, 5.25%, 9/15/27 .............................    10,000,000        9,577,200
Michigan State Strategic Fund Limited Obligation Revenue, The Detroit Edison Co. Pollution
   Control Bonds Project, Refunding,
      Collateralized Series AA, FGIC Insured, 6.95%, 5/01/11 .......................................     5,000,000        5,237,350
      Collateralized Series BB, AMBAC Insured, 7.00%, 5/01/21 ......................................     3,000,000        3,168,330
Michigan State Strategic Fund Resources Recovery Limited Obligation Revenue, Detroit
   Education Exempt Facilities, Refunding, Series D, XLCA Insured, 5.25%, 12/15/32 .................    12,350,000       10,255,810


                               Annual Report | 91

Franklin Tax-Free Trust

                                                                                                        PRINCIPAL
FRANKLIN MICHIGAN TAX-FREE INCOME FUND                                                                    AMOUNT          VALUE
--------------------------------------                                                                 -----------   --------------
MUNICIPAL BONDS (CONTINUED)
MICHIGAN (CONTINUED)
Michigan State Trunk Line Revenue,
      Refunding, Series A, MBIA Insured, 4.75%, 11/01/20 ...........................................   $ 3,300,000   $    3,337,323
      Refunding, Series A, MBIA Insured, 5.00%, 11/01/26 ...........................................     3,050,000        3,071,503
      Series A, FSA Insured, Pre-Refunded, 5.25%, 11/01/30 .........................................    19,680,000       21,568,690
Michigan Technological University Revenue, General, Series A, MBIA Insured, 5.00%,
   10/01/34 ........................................................................................     3,675,000        3,536,342
Milan Area Schools GO, Series A, FGIC Insured, Pre-Refunded, 5.75%, 5/01/24 ........................     3,500,000        3,704,785
North Kent Sewer Authority Revenue, Sanitary Sewer, MBIA Insured, 5.00%, 11/01/31 ..................     5,960,000        5,702,647
Otsego Public Schools District GO, School Building and Site, FSA Insured, Pre-Refunded,
   5.00%, 5/01/34 ..................................................................................     9,835,000       11,165,479
Oxford Area Community School District GO, FSA Insured, Pre-Refunded, 5.00%,
      5/01/26 ......................................................................................     5,425,000        5,947,699
      5/01/31 ......................................................................................     4,865,000        5,333,743
Pennfield School District GO, School Building and Site, FGIC Insured, Pre-Refunded, 5.00%,
      5/01/29 ......................................................................................     1,150,000        1,302,571
      5/01/34 ......................................................................................     2,500,000        2,831,675
Pinckney Community Schools GO, Refunding, FSA Insured, 5.00%, 5/01/26 ..............................     2,955,000        3,016,700
Pontiac General Building Authority GO, FGIC Insured, Pre-Refunded, 5.375%,
      6/01/23 ......................................................................................     1,620,000        1,810,220
      6/01/27 ......................................................................................     2,635,000        2,944,402
Port Huron GO, Limited Tax, AMBAC Insured, 5.00%, 10/01/22 .........................................     1,600,000        1,628,144
River Rouge School District GO, Refunding, FGIC Insured, 5.00%, 5/01/22 ............................     6,575,000        6,708,801
Rockford Public Schools GO, School Building and Site, FSA Insured, 5.00%, 5/01/33 ..................     8,220,000        8,094,809
Royal Oak Hospital Finance Authority Hospital Revenue, William Beaumont Hospital,
      Refunding, 8.25%, 9/01/39 ....................................................................    10,000,000       10,628,200
      Series M, MBIA Insured, 5.25%, 11/15/31 ......................................................    12,750,000        9,903,817
      Series M, MBIA Insured, 5.25%, 11/15/35 ......................................................    17,600,000       13,433,024
Saginaw City School District GO, School Building and Site, FSA Insured, 5.00%,
      5/01/36 ......................................................................................     6,275,000        6,155,712
      5/01/38 ......................................................................................    10,555,000       10,301,047
Saginaw Hospital Finance Authority Revenue, Covenant Medical Center, Refunding, Series E,
   MBIA Insured,
      5.375%, 7/01/19 ..............................................................................     4,850,000        4,851,164
      5.50%, 7/01/24 ...............................................................................     1,750,000        1,690,133
Saginaw Valley State University Revenue,
      General, FSA Insured, 5.00%, 7/01/37 .........................................................     5,000,000        4,823,550
      General, Refunding, AMBAC Insured, 5.25%, 7/01/19 ............................................       345,000          350,610
      General, Refunding, FSA Insured, 5.00%, 7/01/28 ..............................................     7,050,000        7,107,034
      Series A, MBIA Insured, 5.125%, 7/01/30 ......................................................     4,315,000        4,319,876
South Macomb Disposal Authority Revenue, AMBAC Insured, Pre-Refunded, 5.25%,
   9/01/20 .........................................................................................     2,000,000        2,124,920
South Redford School District GO, School Building and Site, MBIA Insured, 5.00%,
   5/01/30 .........................................................................................     3,500,000        3,432,590
Southfield Library Building Authority GO, Refunding, MBIA Insured, 5.00%, 5/01/30 ..................     6,535,000        6,558,591
Southfield Public Schools GO, Refunding, MBIA Insured, 4.75%, 5/01/29 ..............................     9,040,000        8,788,055
Sparta Area Schools GO, School Building and Site, FGIC Insured, Pre-Refunded, 5.00%,
   5/01/30 .........................................................................................     2,730,000        3,092,189


                               92 | Annual Report

Franklin Tax-Free Trust

                                                                                                        PRINCIPAL
FRANKLIN MICHIGAN TAX-FREE INCOME FUND                                                                    AMOUNT          VALUE
--------------------------------------                                                                 -----------   --------------
MUNICIPAL BONDS (CONTINUED)
MICHIGAN (CONTINUED)
St. Clair County EDC, PCR, The Detroit Edison Co., Refunding, Series AA, AMBAC Insured,
   6.40%, 8/01/24 ..................................................................................   $10,000,000   $    9,994,400
Sturgis Public School District GO, Refunding, FGIC Insured, 5.00%, 5/01/30 .........................     4,715,000        4,571,004
Taylor Brownfield RDA, GO, Tax Increment, Series A, MBIA Insured, 5.00%,
      5/01/29 ......................................................................................     2,900,000        2,842,087
      5/01/34 ......................................................................................     3,945,000        3,723,804
Taylor Tax Increment Finance Authority Revenue, FSA Insured, 5.00%, 5/01/21 ........................     2,595,000        2,656,112
Tecumseh Public Schools GO, FGIC Insured, Pre-Refunded, 5.50%,
      5/01/25 ......................................................................................     5,925,000        6,254,608
      5/01/30 ......................................................................................     4,500,000        4,750,335
Thornapple Kellogg School GO, School Building and Site,
      FSA Insured, Pre-Refunded, 5.00%, 5/01/23 ....................................................       965,000        1,083,309
      FSA Insured, Pre-Refunded, 5.00%, 5/01/28 ....................................................     6,250,000        7,016,250
      Refunding, FSA Insured, 5.00%, 5/01/23 .......................................................     3,035,000        3,120,526
Trenton Public Schools School District GO, School Building and Site, FSA Insured, 5.00%,
      5/01/31 ......................................................................................     4,575,000        4,526,368
      5/01/38 ......................................................................................     8,150,000        7,894,253
Van Dyke Public Schools GO, School Building and Site, FSA Insured, 5.00%, 5/01/34 ..................     5,000,000        4,873,900
Warren Consolidated School District GO, FSA Insured, 4.875%, 5/01/22 ...............................     8,910,000        9,066,014
Warren Water and Sewer Revenue, FSA Insured, Pre-Refunded, 5.125%, 11/01/23 ........................     2,450,000        2,694,045
Wayne Charter County Airport Revenue, Detroit Metropolitan Wayne County Airport, Series A,
   MBIA Insured, 5.25%, 12/01/18 ...................................................................     5,500,000        5,298,865
Wayne Charter County GO,
      Airport Hotel, Detroit Metropolitan Wayne County Airport, Series A, MBIA Insured, 5.25%,
         12/01/25 ..................................................................................    17,000,000       16,775,090
      Airport Hotel, Detroit Metropolitan Wayne County Airport, Series A, MBIA Insured, 5.00%,
         12/01/30 ..................................................................................    10,750,000        9,659,412
      Capital Improvement, Series A, FSA Insured, 5.00%, 2/01/34 ...................................     7,640,000        7,253,874
      Capital Improvement, Series A, FSA Insured, 5.00%, 2/01/38 ...................................    12,135,000       11,411,269
Wayne County Airport Authority Revenue, Detroit Metropolitan Airport, Refunding,
   FGIC Insured, 5.00%,
      12/01/27 .....................................................................................     9,910,000        9,030,190
      12/01/28 .....................................................................................    10,170,000        9,160,322
Wayne State University Revenues, General,
      AMBAC Insured, 5.00%, 11/15/30 ...............................................................     2,925,000        2,947,084
      AMBAC Insured, 5.00%, 11/15/36 ...............................................................     5,000,000        4,947,850
      Refunding, FGIC Insured, 5.125%, 11/15/29 ....................................................    17,900,000       17,975,001
      Refunding, FSA Insured, 5.00%, 11/15/28 ......................................................    23,550,000       23,746,407
      Refunding, FSA Insured, 5.00%, 11/15/35 ......................................................    22,435,000       21,663,909
West Bloomfield School District GO, FGIC Insured, Pre-Refunded, 6.00%,
      5/01/19 ......................................................................................     2,100,000        2,228,919
      5/01/20 ......................................................................................     2,000,000        2,122,780
West Branch Rose City Area School District GO, FGIC Insured, Pre-Refunded, 5.50%,
   5/01/24 .........................................................................................     1,400,000        1,410,668
West Ottawa Public School District GO, School Building Site, Refunding, MBIA Insured,
   5.00%, 5/01/32 ..................................................................................     6,025,000        5,871,362
Western Michigan University Revenues, General, FSA Insured, 5.00%,
      11/15/28 .....................................................................................     5,500,000        5,572,490
      11/15/32 .....................................................................................     6,410,000        6,313,273


                               Annual Report | 93

Franklin Tax-Free Trust

                                                                                                        PRINCIPAL
FRANKLIN MICHIGAN TAX-FREE INCOME FUND                                                                    AMOUNT          VALUE
--------------------------------------                                                                 -----------   --------------
MUNICIPAL BONDS (CONTINUED)
MICHIGAN (CONTINUED)
Western Townships Utilities Authority GO, Sewer Disposal System, FGIC Insured, 4.75%,
   1/01/23 .........................................................................................   $ 8,500,000   $    8,505,355
Whitmore Lake Public School District GO, FGIC Insured, 5.00%, 5/01/32 ..............................     9,375,000        8,953,594
Willow Run Community Schools GO, FSA Insured, 5.00%, 5/01/31 .......................................    12,550,000       12,577,108
Wyoming Sewer Disposal System Revenue, Refunding, MBIA Insured, 5.00%, 6/01/27 .....................     5,700,000        5,699,544
Ypsilanti Community Utilities GO, Sanitation Sewer System No. 3, FGIC Insured, 5.00%,
   5/01/32 .........................................................................................     6,065,000        5,831,316
Zeeland Public Schools GO, Refunding, FGIC Insured, 5.00%, 5/01/25 .................................     3,350,000        3,302,330
                                                                                                                     --------------
                                                                                                                      1,431,031,158
                                                                                                                     --------------
U.S. TERRITORIES 4.6%
PUERTO RICO 4.6%
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
      Refunding, Series D, FSA Insured, 5.00%, 7/01/32 .............................................    11,945,000       11,421,331
      Series B, MBIA Insured, Pre-Refunded, 5.875%, 7/01/35 ........................................     8,570,000        9,165,101
      Series B, MBIA Insured, Pre-Refunded, 5.875%, 7/01/35 ........................................    16,430,000       17,684,595
      Series D, FSA Insured, Pre-Refunded, 5.00%, 7/01/32 ..........................................     8,055,000        8,996,468
Puerto Rico Electric Power Authority Power Revenue, Series RR, FGIC Insured, Pre-Refunded,
   5.00%, 7/01/35 ..................................................................................    14,000,000       16,177,140
Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 7.00%, 7/01/14 .........................     6,380,000        6,334,574
                                                                                                                     --------------
TOTAL U.S. TERRITORIES .............................................................................                     69,779,209
                                                                                                                     --------------
TOTAL INVESTMENTS (COST $1,524,697,178) 98.5% ......................................................                  1,500,810,367
OTHER ASSETS, LESS LIABILITIES 1.5% ................................................................                     22,834,169
                                                                                                                     --------------
NET ASSETS 100.0% ..................................................................................                 $1,523,644,536
                                                                                                                     ==============

See Abbreviations on page 141.

   The accompanying notes are an integral part of these financial statements.


                               94 | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN MINNESOTA TAX-FREE INCOME FUND

                                                                    YEAR ENDED FEBRUARY 28,
                                                     -----------------------------------------------------
CLASS A                                                2009      2008(a)      2007       2006       2005
-------                                              --------   --------    --------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $  11.51   $  12.16    $  12.13   $  12.23   $  12.39
                                                     --------   --------    --------   --------   --------
Income from investment operations(b):
   Net investment income(c) ......................       0.48       0.50        0.50       0.51       0.53
   Net realized and unrealized gains (losses) ....       0.30      (0.65)       0.03      (0.10)     (0.16)
                                                     --------   --------    --------   --------   --------
Total from investment operations .................       0.78      (0.15)       0.53       0.41       0.37
                                                     --------   --------    --------   --------   --------
Less distributions from net investment income ....      (0.49)     (0.50)      (0.50)     (0.51)     (0.53)
                                                     --------   --------    --------   --------   --------
Redemption fees(d, e) ............................         --         --          --         --         --
                                                     --------   --------    --------   --------   --------
Net asset value, end of year .....................   $  11.80   $  11.51    $  12.16   $  12.13   $  12.23
                                                     ========   ========    ========   ========   ========
Total return(f) ..................................       6.90%     (1.34)%      4.50%      3.48%      2.99%
RATIOS TO AVERAGE NET ASSETS
Expenses .........................................       0.66%      0.67%       0.66%      0.67%      0.67%
Net investment income ............................       4.17%      4.14%       4.15%      4.17%      4.35%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $653,812   $545,977    $539,643   $528,660   $515,780
Portfolio turnover rate ..........................      21.67%      9.99%      14.24%     13.03%     12.06%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 95

Franklin Tax-Free Trust

FRANKLIN MINNESOTA TAX-FREE INCOME FUND

                                                                  YEAR ENDED FEBRUARY 28,
                                                     -------------------------------------------------
CLASS C                                                2009     2008(a)      2007      2006     2005
-------                                              --------   -------    -------   -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $  11.60   $ 12.24    $ 12.22   $ 12.31   $ 12.47
                                                     --------   -------    -------   -------   -------
Income from investment operations(b):
   Net investment income(c) ......................       0.42      0.43       0.44      0.44      0.46
   Net realized and unrealized gains (losses) ....       0.29     (0.64)      0.01     (0.09)    (0.16)
                                                     --------   -------    -------   -------   -------
Total from investment operations .................       0.71     (0.21)      0.45      0.35      0.30
                                                     --------   -------    -------   -------   -------
Less distributions from net investment income ....      (0.42)    (0.43)     (0.43)    (0.44)    (0.46)
                                                     --------   -------    -------   -------   -------
Redemption fees(d, e) ............................         --        --         --        --        --
                                                     --------   -------    -------   -------   -------
Net asset value, end of year .....................   $  11.89   $ 11.60    $ 12.24   $ 12.22   $ 12.31
                                                     ========   =======    =======   =======   =======
Total return(f) ..................................       6.26%    (1.78)%     3.81%     2.98%     2.40%
RATIOS TO AVERAGE NET ASSETS
Expenses .........................................       1.21%     1.22%      1.21%     1.22%     1.22%
Net investment income ............................       3.62%     3.59%      3.60%     3.62%     3.80%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $102,212   $70,318    $64,873   $64,900   $59,682
Portfolio turnover rate ..........................      21.67%     9.99%     14.24%    13.03%    12.06%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               96 | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2009

                                                                                                        PRINCIPAL
    FRANKLIN MINNESOTA TAX-FREE INCOME FUND                                                               AMOUNT         VALUE
    ---------------------------------------                                                            -----------   ------------
    MUNICIPAL BONDS 98.4%
    MINNESOTA 95.1%
    Anoka County Housing and RDA, GO, Housing Development, Refunding, AMBAC Insured,
       4.875%, 2/01/24 .............................................................................   $ 2,195,000   $  2,263,813
    Anoka-Hennepin ISD No. 11 GO,
          School Building, Refunding, Series A, Assured Guaranty, 5.00%, 2/01/20 ...................     5,870,000      6,719,859
          School District Credit Enhancement Program, Series A, FSA Insured, 5.00%, 2/01/20 ........     6,130,000      6,481,985
    Bloomington ISD No. 271 GO, School Building, Refunding, Series C, FSA Insured, 4.50%,
       2/01/23 .....................................................................................     2,500,000      2,593,075
    Blue Earth County EDA Public Project Lease Revenue, Series A, MBIA Insured, 4.50%,
       12/01/24 ....................................................................................     1,055,000      1,070,181
    Brooklyn Center ISD No. 286 GO, FGIC Insured, 5.00%, 2/01/22 ...................................     1,000,000      1,079,330
    Burnsville MFR, Coventry Court, Refunding, Series A, GNMA Secured,
          5.90%, 9/20/19 ...........................................................................       400,000        402,580
          5.95%, 9/20/29 ...........................................................................     1,275,000      1,285,710
          6.00%, 9/20/34 ...........................................................................     1,000,000      1,010,750
    Byron ISD No. 531 GO, School Building, Series A, FGIC Insured, 5.00%, 2/01/24 ..................     2,015,000      2,108,073
    Cambridge ISD No. 911 GO, Series A, MBIA Insured, 4.25%, 2/01/24 ...............................     1,235,000      1,229,554
    Cass Lake ISD No. 115 GO, Refunding, FGIC Insured, 5.00%, 2/01/22 ..............................     3,805,000      3,951,036
    Centennial ISD No. 012 GO, Series A, FSA Insured, 5.00%, 2/01/21 ...............................     1,000,000      1,079,330
    Chaska ISD No. 112 GO, School Building, Series A, MBIA Insured, 4.50%, 2/01/28 .................    15,000,000     14,736,900
    Chisago County GO, Capital Improvement, Series A, MBIA Insured, 4.75%, 2/01/26 .................     2,415,000      2,467,671
    Dakota County CDA Governmental Housing Development GO, Senior Housing Facilities, Series A,
       5.125%, 1/01/35 .............................................................................     2,625,000      2,625,682
    Dakota County Housing and RDA, SFMR, GNMA Secured,
          5.75%, 4/01/18 ...........................................................................       104,000        104,157
          5.85%, 10/01/30 ..........................................................................       174,000        174,059
    Deer River ISD No. 317 GO, FSA Insured, 6.00%, 2/01/25 .........................................     1,325,000      1,381,034
    Duluth ISD No. 709 COP, Full Term Certificate, Series B, FSA Insured, 5.00%, 2/01/28 ...........    18,890,000     19,545,861
    Eagan GO, Recreational Facilities, Series A, MBIA Insured, 5.00%, 2/01/21 ......................     3,075,000      3,197,077
    Eagan MFHR, Forest Ridge Apartments, Refunding, Series A, GNMA Secured,
          5.95%, 9/20/29 ...........................................................................     1,700,000      1,714,042
          6.00%, 9/20/34 ...........................................................................     1,480,000      1,495,910
    Elk River ISD Number 728 GO, School Building, Refunding, Series A, FSA Insured, 4.25%,
       2/01/24 .....................................................................................     6,265,000      6,237,371
    Farmington ISD No. 192 GO,
          MBIA Insured, 5.25%, 2/01/24 .............................................................     5,915,000      6,285,693
          School Building, Refunding, Series A, FSA Insured, 4.50%, 2/01/24 ........................     5,015,000      5,107,226
          School Building, Series B, FSA Insured, 5.00%, 2/01/23 ...................................     3,000,000      3,156,360
          School Building, Series B, FSA Insured, 4.75%, 2/01/27 ...................................    16,075,000     16,310,659
    Fergus Falls ISD No. 544 GO, School Building, Series A, FSA Insured, 5.00%, 1/01/25 ............     1,655,000      1,737,998
    Fridley ISD No. 014 GO, Alternative Facilities, Series A, FSA Insured, 4.375%, 2/01/27 .........     2,040,000      1,972,252
    Hastings ISD No. 200 GO, Refunding, Series A, FSA Insured, 4.50%, 2/01/22 ......................     2,700,000      2,766,042
    Hennepin County Sales Tax Revenue,
          Hennepin County Sales Tax, 4.75%, 12/15/37 ...............................................    25,000,000     24,272,750
          Second Lien, Ballpark Project, Series B, 5.00%, 12/15/21 .................................     5,000,000      5,440,200
    Hibbing Health Care Facilities Revenue, The Duluth Clinic Ltd., FSA Insured, Pre-Refunded,
       5.00%, 11/01/25 .............................................................................     8,000,000      9,119,600


                               Annual Report | 97

Franklin Tax-Free Trust

                                                                                                        PRINCIPAL
    FRANKLIN MINNESOTA TAX-FREE INCOME FUND                                                               AMOUNT         VALUE
    ---------------------------------------                                                            -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    MINNESOTA (CONTINUED)
    Hopkins Elderly Housing Revenue, St. Therese Project, Refunding, Series A, GNMA Secured,
          5.60%, 11/20/17 ..........................................................................   $   700,000   $    704,641
          5.70%, 11/20/32 ..........................................................................     3,000,000      3,042,780
    Hopkins ISD No. 270 GO, FGIC Insured, 5.125%, 2/01/22 ..........................................     3,880,000      4,201,380
    Hubbard County Housing and RDA, GO, Heritage Center Project, MBIA Insured, 5.50%,
       8/01/27 .....................................................................................     1,085,000      1,142,896
    Lake Superior ISD No. 381 GO, Series A, FSA Insured, 5.00%, 4/01/23 ............................     4,195,000      4,590,337
    Lakeview ISD No. 2167 GO, MBIA Insured, 5.25%, 2/01/26 .........................................     3,705,000      3,937,896
    Lakeville ISD No. 194 GO,
          School Building, Refunding, Series B, Assured Guaranty, 5.00%, 2/01/16 ...................     5,405,000      6,212,939
          School Building, Refunding, Series B, Assured Guaranty, 5.00%, 2/01/17 ...................     5,750,000      6,646,080
          Series A, FGIC Insured, 5.00%, 2/01/23 ...................................................    10,180,000     11,082,152
    Medford ISD No. 763 GO, Series A, FSA Insured, 5.125%, 2/01/29 .................................     2,700,000      2,863,431
    Metropolitan Council Minneapolis-St. Paul Metropolitan Area GO, Wastewater, Series B, 4.50%,
       12/01/26 ....................................................................................     5,000,000      5,031,500
    Minneapolis and St. Paul Metropolitan Airports Commission Airport Revenue,
          Refunding, Senior Series A, AMBAC Insured, 5.00%, 1/01/20 ................................     5,400,000      5,718,492
          Refunding, Series A, BHAC Insured, 5.00%, 1/01/23 ........................................    14,800,000     15,887,948
          Senior, Refunding, Series A, BHAC Insured, 5.00%, 1/01/26 ................................    10,000,000     10,467,100
          Series A, FGIC Insured, Pre-Refunded, 5.25%, 1/01/32 .....................................     7,000,000      7,496,930
          Series C, FGIC Insured, Pre-Refunded, 5.25%, 1/01/26 .....................................     2,000,000      2,140,100
          Series C, FGIC Insured, Pre-Refunded, 5.25%, 1/01/32 .....................................     9,000,000      9,630,450
    Minneapolis CDA and St. Paul Housing and RDAR, Health Care Facilities, Carondelet, Series B,
       BIG Insured, Pre-Refunded, 8.875%, 11/01/15 .................................................       545,000        620,390
    Minneapolis GO,
          Sports Arena Project, Refunding, 5.125%, 10/01/20 ........................................     8,340,000      8,339,750
          Sports Arena Project, Refunding, 5.20%, 10/01/24 .........................................     3,750,000      3,750,187
          Various Purpose, Pre-Refunded, 5.125%, 12/01/28 ..........................................     3,000,000      3,312,300
    Minneapolis Health Care Revenue, Fairview Health Services, AMBAC Insured, 5.00%,
       11/15/34 ....................................................................................    12,645,000     10,690,083
    Minneapolis MFR, Riverside Plaza, Refunding, GNMA Secured, 5.20%, 12/20/30 .....................     5,000,000      4,589,800
    Minneapolis Health Care System Revenue, Fairview Health Services, Series B, Assured Guaranty,
       6.50%, 11/15/38, 6.50%, 11/15/38 ............................................................    35,000,000     37,464,000
    Minneapolis Special School District No. 001 COP,
          Refunding, Series A, MBIA Insured, 4.50%, 2/01/21 ........................................     2,715,000      2,798,052
          Series A, FSA Insured, 5.00%, 2/01/21 ....................................................     1,950,000      2,021,409
    Minnesota Agriculture and Economic Development Board Revenue,
          Benedictine Health, Series A, MBIA Insured, Pre-Refunded, 5.125%, 2/15/29 ................    14,625,000     15,341,479
          Evangelical Lutheran Good Samaritan, Society Project, AMBAC Insured, 5.15%,
             12/01/22 ..............................................................................     4,870,000      4,465,157
          Health Care System, Refunding, Series A, MBIA Insured, 5.75%, 11/15/26 ...................       365,000        341,147
          Series E, Assured Guaranty, 5.00%, 2/15/37 ...............................................    20,600,000     17,969,380
    Minnesota Public Facilities Authority Water PCR, Series B, Refunding, 5.00%, 3/01/18 ...........     6,215,000      7,230,842
    Minnesota State 911 Revenue, Public Safety Radio Communication System, Assured Guaranty,
       5.00%, 6/01/24 ..............................................................................     5,000,000      5,287,750


                               98 | Annual Report

Franklin Tax-Free Trust

                                                                                                        PRINCIPAL
    FRANKLIN MINNESOTA TAX-FREE INCOME FUND                                                               AMOUNT         VALUE
    ---------------------------------------                                                            -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    MINNESOTA (CONTINUED)
    Minnesota State Colleges and University Revenue, Fund, Series A, MBIA Insured, 5.00%,
          10/01/22 .................................................................................   $ 1,745,000   $  1,850,136
          10/01/23 .................................................................................     1,825,000      1,921,999
          10/01/24 .................................................................................     1,900,000      1,985,367
          10/01/25 .................................................................................     1,155,000      1,198,162
          10/01/26 .................................................................................     1,715,000      1,769,194
          10/01/32 .................................................................................     5,540,000      5,576,786
    Minnesota State GO,
          Highway and Various Purpose, 5.00%, 8/01/23 ..............................................     3,000,000      3,245,700
          Highway and Various Purpose, FSA Insured, 5.00%, 8/01/22 .................................     1,000,000      1,087,150
          Highway and Various Purpose, FSA Insured, 5.00%, 8/01/25 .................................    10,000,000     10,590,500
          MBIA Insured, 5.00%, 6/01/26 .............................................................    10,000,000     10,424,700
          Various Purposes, Series A, 4.25%, 12/01/27 ..............................................     5,000,000      4,879,700
          Various Purposes, Series A, 4.50%, 12/01/28 ..............................................    15,540,000     15,565,330
    Minnesota State HFAR,
          Rental Housing, Refunding, Series D, MBIA Insured, 5.90%, 8/01/15 ........................       730,000        729,971
          Rental Housing, Refunding, Series D, MBIA Insured, 5.95%, 2/01/18 ........................       225,000        225,369
          Rental Housing, Refunding, Series D, MBIA Insured, 6.00%, 2/01/22 ........................       230,000        230,483
          SFM, Series B, 5.00%, 7/01/13 ............................................................        50,000         50,067
          SFM, Series D, 5.45%, 1/01/26 ............................................................     1,620,000      1,595,344
          SFM, Series E, AMBAC Insured, 5.40%, 1/01/25 .............................................     1,980,000      1,965,289
          SFM, Series G, AMBAC Insured, 6.25%, 7/01/26 .............................................       170,000        170,325
    Minnesota State Higher Education Facilities Authority Revenue, St. John's University,
       Series 5-I, MBIA Insured, Pre-Refunded, 5.25%,
          10/01/21 .................................................................................     1,750,000      1,915,130
          10/01/26 .................................................................................     1,500,000      1,641,540
    Minnesota State Public Facilities Authority Clean Water Revenue, Series B, 4.75%, 3/01/27 ......     5,000,000      5,106,700
    Minnetonka MFHR, Cedar Hills Project, Refunding, Series A, GNMA Secured,
          5.90%, 10/20/19 ..........................................................................     1,750,000      1,759,783
          5.95%, 10/20/29 ..........................................................................     5,955,000      6,001,925
    Moorhead ISD No. 152 GO, School Building, Refunding, 4.25%, 4/01/22 ............................     4,690,000      4,751,861
    New Brighton GO, Tax Increment, Series A, MBIA Insured, 5.00%, 2/01/32 .........................     5,110,000      5,169,685
    Nobles County Housing and RDA Public Project Revenue, Annual Appropriation Lease Obligation,
       AMBAC Insured, Pre-Refunded, 5.625%, 2/01/22 ................................................     1,230,000      1,285,092
    North Branch Water System Revenue,
          FSA Insured, 4.75%, 8/01/27 ..............................................................     1,500,000      1,519,665
          Series A, FSA Insured, 5.00%, 8/01/33 ....................................................     1,325,000      1,313,870
    Northern Municipal Power Agency Electric System Revenue,
          Refunding, FSA Insured, 5.00%, 1/01/12 ...................................................       790,000        797,173
          Refunding, Series A, Assured Guaranty, 5.00%, 1/01/13 ....................................     4,000,000      4,295,880
          Refunding, Series A, Assured Guaranty, 5.00%, 1/01/21 ....................................     1,000,000      1,032,350
          Series A, AMBAC Insured, 5.00%, 1/01/26 ..................................................     2,000,000      1,981,900
    Osseo ISD No. 279 GO, Series A, FSA Insured, 5.00%, 2/01/20 ....................................     3,000,000      3,134,310
    Pine City Health Care and Housing Revenue, North Branch, Series A, GNMA Secured, 5.00%,
       10/20/38 ....................................................................................     4,280,000      3,871,260
    Pipestone-Jasper ISD No. 2689 GO, Refunding, Series A, FSA Insured, 5.00%, 3/01/20 .............     1,595,000      1,697,686


                               Annual Report | 99

Franklin Tax-Free Trust

                                                                                                        PRINCIPAL
    FRANKLIN MINNESOTA TAX-FREE INCOME FUND                                                               AMOUNT         VALUE
    ---------------------------------------                                                            -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    MINNESOTA (CONTINUED)
    Plymouth Health Facilities Revenue, Westhealth Project, Series A, FSA Insured,
          6.25%, 6/01/16 ...........................................................................   $ 1,600,000   $  1,607,856
          6.125%, 6/01/24 ..........................................................................     1,815,000      1,814,891
    Prior Lake ISD No. 719 GO,
          FSA Insured, 5.50%, 2/01/20 ..............................................................     2,255,000      2,340,216
          FSA Insured, 5.50%, 2/01/21 ..............................................................     2,590,000      2,687,876
          Series C, MBIA Insured, 5.00%, 2/01/21 ...................................................     2,000,000      2,082,480
          Series C, MBIA Insured, 5.00%, 2/01/23 ...................................................     6,025,000      6,216,896
    Robbinsdale GO, Housing Development, Senior Housing Project, Series B, FGIC Insured,
       Pre-Refunded, 5.875%, 1/01/31 ...............................................................     2,160,000      2,254,154
    Robbinsdale ISD No. 281 GO, Refunding, Series A, MBIA Insured, 4.50%, 2/01/22 ..................     3,000,000      3,050,430
    Rochester Electric Utility Revenue, AMBAC Insured, Pre-Refunding, 5.25%, 12/01/24 ..............     3,000,000      3,223,890
    Rush City ISD No. 139 GO, School Building, MBIA Insured,
          5.00%, 2/01/21 ...........................................................................     1,680,000      1,835,350
          5.125%, 2/01/26 ..........................................................................     4,245,000      4,657,826
    Sauk Rapids ISD No. 047 GO,
          School Building, Refunding, Series A, FSA Insured, 5.00%, 2/01/22 ........................     2,200,000      2,341,130
          School Building, Refunding, Series A, FSA Insured, 4.50%, 2/01/25 ........................     2,175,000      2,183,896
          Series A, MBIA Insured, 5.75%, 2/01/23 ...................................................     2,740,000      2,936,732
          Series A, MBIA Insured, 5.75%, 2/01/26 ...................................................     5,000,000      5,360,950
    Scott County GO, Capital Improvement, Series A, AMBAC Insured, 5.00%, 12/01/27 .................     5,590,000      5,810,246
    Scott County Housing and Redevelopment Authority Facilities Lease Revenue, AMBAC Insured,
       Pre-Refunded, 5.70%, 2/01/29 ................................................................     1,380,000      1,409,394
    Scott County Housing and Redevelopment Authority GO, Savage City, Hamilton Apartments
       Project, AMBAC Insured, Pre-Refunded, 5.70%, 2/01/33 ........................................     2,285,000      2,333,670
    South Washington County ISD No. 833 GO, Series B, FSA Insured, 5.00%, 2/01/23 ..................     4,000,000      4,116,400
    Southeastern Multi-County Housing and RDAR, Housing Development, Goodhue County
       Apartments, Series B, MBIA Insured, Pre-Refunded, 5.75%, 1/01/31 ............................     2,415,000      2,517,782
    Southern Minnesota Municipal Power Agency Power Supply System Revenue,
          Capital Appreciation, Refunding, Series A, MBIA Insured, zero cpn., 1/01/19 ..............     5,875,000      4,008,160
          Capital Appreciation, Refunding, Series A, MBIA Insured, zero cpn., 1/01/20 ..............    14,035,000      8,968,646
          Capital Appreciation, Refunding, Series A, MBIA Insured, zero cpn., 1/01/23 ..............     4,000,000      2,095,920
          Capital Appreciation, Refunding, Series A, MBIA Insured, zero cpn., 1/01/26 ..............     5,000,000      2,139,300
          Capital Appreciation, Refunding, Series A, MBIA Insured, zero cpn., 1/01/27 ..............     6,600,000      2,643,234
          Capital Appreciation, Refunding, Series C, AMBAC Insured, zero cpn., 1/01/18 .............    15,935,000     11,530,247
          Series A, MBIA Insured, Pre-Refunded, 5.75%, 1/01/18 .....................................     1,000,000      1,102,670
    Spring Lake Park ISD No. 16 GO, School Building, Series A, FSA Insured, 5.00%, 2/01/29 .........     4,025,000      4,138,384
    St. Clair ISD No. 75 GO, MBIA Insured, 5.70%, 4/01/22 ..........................................     2,250,000      2,257,425
    St. Cloud Health Care Revenue, St. Cloud Hospital Obligation, Group A, FSA Insured, 5.875%,
       5/01/30 .....................................................................................    17,785,000     17,821,459
    St. Cloud Hospital Facilities Revenue, St. Cloud Hospital, Refunding, Series A, AMBAC Insured,
       5.00%, 7/01/15 ..............................................................................     1,165,000      1,164,884
    St. Michael ISD No. 885 GO,
          FSA Insured, 5.00%, 2/01/23 ..............................................................     3,300,000      3,561,789
          School Building, Refunding, FSA Insured, 5.00%, 2/01/24 ..................................     2,735,000      2,867,675
          School Building, Series A, FSA Insured, 4.75%, 2/01/29 ...................................     5,000,000      5,023,200
    St. Paul Housing and RDA Health Care Revenue, Allina Health System, Series A, MBIA Insured,
       5.00%, 11/15/22 .............................................................................     5,000,000      4,611,350


                              100 | Annual Report

Franklin Tax-Free Trust

                                                                                                        PRINCIPAL
    FRANKLIN MINNESOTA TAX-FREE INCOME FUND                                                               AMOUNT         VALUE
    ---------------------------------------                                                            -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    MINNESOTA (CONTINUED)
    St. Paul ISD No. 625 GO, School Building, Series A, FSA Insured, 5.00%,
          2/01/24 ..................................................................................   $ 1,615,000   $  1,710,027
          2/01/25 ..................................................................................     1,675,000      1,760,860
          2/01/26 ..................................................................................     1,745,000      1,822,513
    St. Paul Sales Tax Revenue, Sub Series A, XLCA Insured, 5.00%, 11/01/30 ........................     7,360,000      7,123,082
    St. Peter GO, Hospital, Series A, MBIA Insured, 5.00%, 9/01/32 .................................     6,805,000      6,427,799
       University of Minnesota Revenue, Series A,
          5.25%, 4/01/29 ...........................................................................     1,000,000      1,049,430
          5.125%, 4/01/34 ..........................................................................     1,000,000      1,019,280
       Upsala ISD No. 487 GO, School Building, FGIC Insured, 5.00%,
          2/01/22 ..................................................................................     1,140,000      1,243,250
          2/01/28 ..................................................................................     2,400,000      2,619,216
    Waconia ISD No. 110 GO, School Building, Refunding, Series B, 4.125%, 2/01/22 ..................     5,340,000      5,416,896
    Walker-Hakensack-Akeley ISD No. 113 GO, Series A, FSA Insured, 6.00%,
          2/01/23 ..................................................................................     1,160,000      1,209,056
          2/01/25 ..................................................................................     1,300,000      1,354,977
    Washington County Housing and RDAR, Government Housing, Landfall Terrace Project,
       Refunding,
          5.35%, 2/01/22 ...........................................................................     1,000,000        999,760
          5.40%, 8/01/27 ...........................................................................     2,015,000      2,014,859
    Watertown ISD No. 111 GO, Series A, FSA Insured, 5.00%, 2/01/24 ................................     2,725,000      2,857,190
    West St. Paul ISD No. 197 GO, School Building, Series B, 5.00%,
          2/01/21 ..................................................................................     3,340,000      3,539,298
          2/01/22 ..................................................................................     3,500,000      3,679,935
    Western Minnesota Municipal Power Agency Revenue,
          MBIA Insured, 5.00%, 1/01/26 .............................................................     8,565,000      8,588,040
          Refunding, Series A, AMBAC Insured, 5.50%, 1/01/12 .......................................     2,745,000      2,745,110
          Refunding, Series A, AMBAC Insured, 5.50%, 1/01/13 .......................................     4,500,000      4,495,320
          Series A, FSA Insured, 5.00%, 1/01/36 ....................................................     6,000,000      5,903,760
          Series A, MBIA Insured, 5.00%, 1/01/30 ...................................................     7,200,000      7,017,624
    Willmar GO, Rice Memorial Hospital Project, FSA Insured, 5.00%,
          2/01/22 ..................................................................................     2,550,000      2,623,644
          2/01/25 ..................................................................................     3,000,000      3,048,780
          2/01/32 ..................................................................................     5,415,000      5,418,574
                                                                                                                     ------------
                                                                                                                      718,884,668
                                                                                                                     ------------
    U.S. TERRITORIES 3.3%
    PUERTO RICO 3.0%
    Puerto Rico Commonwealth GO, Public Improvement,
          FSA Insured, Pre-Refunded, 5.00%, 7/01/23 ................................................     1,545,000      1,681,053
          FSA Insured, Pre-Refunded, 5.125%, 7/01/30 ...............................................       580,000        632,733
          Refunding, FSA Insured, 5.00%, 7/01/23 ...................................................       955,000        943,397
          Refunding, FSA Insured, 5.125%, 7/01/30 ..................................................       420,000        402,877
    Puerto Rico Electric Power Authority Power Revenue, Refunding,
          Series SS, MBIA Insured, 5.00%, 7/01/25 ..................................................     5,000,000      4,464,250
          Series V, FGIC Insured, 5.25%, 7/01/30 ...................................................     5,000,000      4,388,900
    Puerto Rico Municipal Finance Agency GO, Series A, FSA Insured, 5.75%, 8/01/12 .................     5,000,000      5,114,900
    Puerto Rico Municipal Finance Agency Revenue, Series A, FSA Insured, 5.00%, 8/01/30 ............     1,000,000        949,550


                              Annual Report | 101

Franklin Tax-Free Trust

                                                                                                        PRINCIPAL
    FRANKLIN MINNESOTA TAX-FREE INCOME FUND                                                               AMOUNT         VALUE
    ---------------------------------------                                                            -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES (CONTINUED)
    PUERTO RICO (CONTINUED)
    Puerto Rico PBA Guaranteed Revenue, Government Facilities, Refunding, Series F,
       XLCA Insured, 5.25%, 7/01/25 ................................................................   $ 2,500,000   $  2,177,575
    Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 7.00%, 7/01/14 .....................       940,000        933,307
    Puerto Rico Public Finance Corp. Commonwealth Revenue, Series E, AMBAC Insured, ETM,
       5.50%, 8/01/27 ..............................................................................     1,000,000      1,092,600
                                                                                                                     ------------
                                                                                                                       22,781,142
                                                                                                                     ------------
    VIRGIN ISLANDS 0.3%
    Virgin Islands PFAR, Gross Receipts Taxes Loan Note, FSA Insured, 5.25%,
          10/01/20 .................................................................................     1,160,000      1,167,180
          10/01/21 .................................................................................     1,000,000      1,005,710
                                                                                                                     ------------
                                                                                                                        2,172,890
                                                                                                                     ------------
    TOTAL U.S. TERRITORIES .........................................................................                   24,954,032
                                                                                                                     ------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS (COST $731,776,345) ........................                  743,838,700
                                                                                                                     ------------
    SHORT TERM INVESTMENTS (COST $1,400,000) 0.2%
    MUNICIPAL BONDS 0.2%
    MINNESOTA 0.2%
(a) Minneapolis Health Care System Revenue, Fairview Health Services, Series E, Weekly VRDN
       and Put, 0.37%, 11/15/47 ....................................................................     1,400,000      1,400,000
                                                                                                                     ------------
    TOTAL INVESTMENTS (COST $733,176,345) 98.6% ....................................................                  745,238,700
    OTHER ASSETS, LESS LIABILITIES 1.4% ............................................................                   10,785,386
                                                                                                                     ------------
    NET ASSETS 100.0% ..............................................................................                 $756,024,086
                                                                                                                     ============

See Abbreviations on page 141.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                               102 | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN OHIO TAX-FREE INCOME FUND

                                                                       YEAR ENDED FEBRUARY 28,
                                                     ----------------------------------------------------------
CLASS A                                                 2009        2008(a)       2007        2006       2005
-------                                              ----------   ----------    --------    --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $    11.91   $    12.64    $  12.60    $  12.64   $  12.81
                                                  ----------   ----------    --------    --------   --------
Income from investment operations(b):
   Net investment income(c) ......................         0.51         0.51        0.52        0.53       0.54
   Net realized and unrealized gains (losses) ....         0.17        (0.73)       0.04       (0.04)     (0.16)
                                                     ----------   ----------    --------    --------   --------
Total from investment operations .................         0.68        (0.22)       0.56        0.49       0.38
                                                     ----------   ----------    --------    --------   --------
Less distributions from:
   Net investment income .........................        (0.51)       (0.51)      (0.52)      (0.53)     (0.54)
   Net realized gains ............................           --           --(d)       --(d)       --      (0.01)
                                                     ----------   ----------    --------    --------   --------
Total distributions ..............................        (0.51)       (0.51)      (0.52)      (0.53)     (0.55)
                                                     ----------   ----------    --------    --------   --------
Redemption fees(d, e) ............................           --           --          --          --         --
                                                     ----------   ----------    --------    --------   --------
Net asset value, end of year .....................   $    12.08   $    11.91    $  12.64    $  12.60   $  12.64
                                                     ==========   ==========    ========    ========   ========
Total return(f) ..................................         5.83%       (1.82)%      4.61%       3.98%      3.15%
RATIOS TO AVERAGE NET ASSETS
Expenses .........................................         0.64%        0.65%       0.65%       0.65%      0.65%
Net investment income ............................         4.26%        4.11%       4.17%       4.20%      4.36%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $1,144,463   $1,010,704    $980,493    $901,614   $849,970
Portfolio turnover rate ..........................        11.12%       16.47%      10.55%      16.44%     19.87%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 103

Franklin Tax-Free Trust

FRANKLIN OHIO TAX-FREE INCOME FUND

                                                                  YEAR ENDED FEBRUARY 28,
                                                     -------------------------------------------------
CLASS B                                                2009    2008(a)      2007       2006      2005
-------                                              -------   -------    -------    -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $ 11.96   $ 12.69    $ 12.64    $ 12.68   $ 12.85
                                                     -------   -------    -------    -------   -------
Income from investment operations(b):
   Net investment income(c) ......................      0.45      0.44       0.45       0.46      0.48
   Net realized and unrealized gains (losses) ....      0.16     (0.73)      0.06      (0.04)    (0.17)
                                                     -------   -------    -------    -------   -------
Total from investment operations .................      0.61     (0.29)      0.51       0.42      0.31
                                                     -------   -------    -------    -------   -------
Less distributions from:
   Net investment income .........................     (0.44)    (0.44)     (0.46)     (0.46)    (0.47)
   Net realized gains ............................        --        --(d)      --(d)      --     (0.01)
                                                     -------   -------    -------    -------   -------
Total distributions ..............................     (0.44)    (0.44)     (0.46)     (0.46)    (0.48)
                                                     -------   -------    -------    -------   -------
Redemption fees(d, e) ............................        --        --         --         --        --
                                                     -------   -------    -------    -------   -------
Net asset value, end of year .....................   $ 12.13   $ 11.96    $ 12.69    $ 12.64   $ 12.68
                                                     =======   =======    =======    =======   =======
Total return(f) ..................................      5.22%    (2.35)%     4.11%      3.41%     2.56%
RATIOS TO AVERAGE NET ASSETS
Expenses .........................................      1.19%     1.20%      1.20%      1.20%     1.20%
Net investment income ............................      3.71%     3.56%      3.62%      3.65%     3.81%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $36,629   $42,638    $51,897    $56,478   $60,264
Portfolio turnover rate ..........................     11.12%    16.47%     10.55%     16.44%    19.87%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               104 | Annual Report

Franklin Tax-Free Trust

FRANKLIN OHIO TAX-FREE INCOME FUND

                                                                     YEAR ENDED FEBRUARY 28,
                                                     ------------------------------------------------------
CLASS C                                                2009      2008(a)       2007       2006       2005
-------                                              --------   --------    ---------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $  12.02   $  12.75    $  12.70    $  12.74   $  12.90
                                                     --------   --------    ---------   --------   --------
Income from investment operations(b):
   Net investment income(c) ......................       0.45       0.45        0.46        0.46       0.48
   Net realized and unrealized gains (losses) ....       0.16      (0.74)       0.04       (0.04)     (0.16)
                                                     --------   --------    ---------   --------   --------
Total from investment operations .................       0.61      (0.29)       0.50        0.42       0.32
                                                     --------   --------    ---------   --------   --------
Less distributions from:
   Net investment income .........................      (0.44)     (0.44)      (0.45)      (0.46)     (0.47)
   Net realized gains ............................         --         --(d)       --(d)       --      (0.01)
                                                     --------   --------    ---------   --------   --------
Total distributions ..............................      (0.44)     (0.44)      (0.45)      (0.46)     (0.48)
                                                     --------   --------    ---------   --------   --------
Redemption fees(d, e) ............................         --         --          --          --         --
                                                     --------   --------    ---------   --------   --------
Net asset value, end of year .....................   $  12.19   $  12.02    $  12.75    $  12.70   $  12.74
                                                     ========   ========    =========   ========   ========
Total return(f) ..................................       5.19%     (2.34)%      4.08%       3.38%      2.64%

RATIOS TO AVERAGE NET ASSETS
Expenses .........................................       1.19%      1.20%       1.20%       1.20%      1.20%
Net investment income ............................       3.71%      3.56%       3.62%       3.65%      3.81%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $201,779   $158,124    $143,804    $130,540   $108,617
Portfolio turnover rate ..........................      11.12%     16.47%      10.55%      16.44%     19.87%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 105

Franklin Tax-Free Trust

FRANKLIN OHIO TAX-FREE INCOME FUND

                                                                    PERIOD ENDED
                                                                    FEBRUARY 28,
ADVISOR CLASS                                                          2009(a)
-------------                                                       ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............................      $12.27
                                                                       ------
Income from investment operations(b):
   Net investment income(c) .....................................        0.35
   Net realized and unrealized gains (losses) ...................       (0.19)
                                                                       ------
Total from investment operations ................................        0.16
                                                                       ------
Less distributions from net investment income ...................       (0.35)
                                                                       ------
Net asset value, end of period ..................................      $12.08
                                                                       ------
Total return(d) .................................................        1.37%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses ........................................................        0.54%
Net investment income ...........................................        4.36%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............................      $  352
Portfolio turnover rate .........................................       11.12%

(a)  For the period July 1, 2008 (effective date) to February 28, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               106 | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2009

                                                                                                        PRINCIPAL
    FRANKLIN OHIO TAX-FREE INCOME FUND                                                                    AMOUNT          VALUE
    ----------------------------------                                                                 -----------   --------------
    MUNICIPAL BONDS 98.0%
    OHIO 95.9%
    Akron Bath Copley Joint Township Hospital District Revenue, Hospital Improvement Children's
       Hospital Center, FSA Insured, 5.00%, 11/15/22 ...............................................   $ 5,000,000   $    5,006,300
    Akron GO, Improvement, FGIC Insured, 5.00%,
          12/01/20 .................................................................................     2,150,000        2,240,945
          12/01/21 .................................................................................     2,255,000        2,336,586
          12/01/22 .................................................................................     1,185,000        1,217,090
    Akron Income Tax Revenue, Community Learning Centers, Series A, FGIC Insured, 5.00%,
          12/01/22 .................................................................................     2,460,000        2,457,392
          12/01/24 .................................................................................     3,200,000        3,189,408
          12/01/33 .................................................................................     8,005,000        7,707,454
    American Municipal Power-Ohio Inc. Revenue, Prairie State Energy Campus Project,
       Refunding, Series A,
          Assured Guaranty, 5.25%, 2/15/33 .........................................................    30,000,000       28,737,900
          BHAC Insured, 5.00%, 2/15/38 .............................................................    22,000,000       21,440,980
    Anthony Wayne Local School District GO,
          Refunding, FSA Insured, 5.00%, 12/01/24 ..................................................     3,200,000        3,265,344
          School Facilities Construction and Improvement, FSA Insured, Pre-Refunded, 5.65%,
             12/01/21 ..............................................................................     1,845,000        2,013,559
          School Facilities Construction and Improvement, FSA Insured, Pre-Refunded, 5.70%,
             12/01/25 ..............................................................................     2,335,000        2,550,357
          School Facilities Construction and Improvement, Refunding, FSA Insured, 5.65%,
             12/01/21 ..............................................................................       645,000          673,038
    Athens City School District GO, School Facilities Construction and Improvement, FSA Insured,
       Pre-Refunded, 6.00%, 12/01/24 ...............................................................     2,345,000        2,573,403
    Aurora City School District COP, MBIA Insured, Pre-Refunded,
          6.10%, 12/01/19 ..........................................................................     1,825,000        1,918,440
          6.15%, 12/01/24 ..........................................................................     1,670,000        1,756,122
    Austintown Local School District GO, School Improvement, FSA Insured, 5.125%,
       12/01/30 ....................................................................................     7,715,000        7,866,060
    Avon Lake City School District GO, FGIC Insured, Pre-Refunded, 5.50%, 12/01/26 .................     4,000,000        4,226,920
    Avon Lake Water System Revenue, Series A, AMBAC Insured, Pre-Refunded, 5.75%,
       10/01/26 ....................................................................................     2,020,000        2,173,843
    Avon Local School District GO, School Improvement, MBIA Insured, Pre-Refunded, 5.25%,
          12/01/23 .................................................................................     1,000,000        1,151,180
          12/01/29 .................................................................................     2,295,000        2,641,958
    Bluffton Exempted Village School District GO, Library Construction Improvement,
       AMBAC Insured, 5.50%, 12/01/28 ..............................................................     1,190,000        1,394,347
    Bowling Green MFHR, Village Apartments, Refunding, Series A, GNMA Secured, 5.40%,
          9/20/36 ..................................................................................     2,940,000        2,882,111
    Brookfield Local School District GO, School Facilities Improvement, FSA Insured, 5.25%,
          1/15/36 ..................................................................................     1,300,000        1,329,497
    Brookville Local School District GO, FSA Insured, Pre-Refunded,
          5.25%, 12/01/22 ..........................................................................     1,075,000        1,237,519
          5.00%, 12/01/31 ..........................................................................     3,000,000        3,419,700
    Buckeye Local School District GO, Construction and Improvement Bonds, FGIC Insured,
       Pre-Refunded, 5.50%, 12/01/25 ...............................................................       750,000          809,205


                               Annual Report | 107

Franklin Tax-Free Trust

                                                                                                        PRINCIPAL
    FRANKLIN OHIO TAX-FREE INCOME FUND                                                                    AMOUNT          VALUE
    ----------------------------------                                                                 -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    OHIO (CONTINUED)
    Butler County GO,
          Judgement Bonds, FSA Insured, Pre-Refunded, 4.75%, 12/01/26 ..............................   $ 4,000,000   $    4,510,600
          Limited Tax, Various Purpose, Refunding, FGIC Insured, 5.00%, 12/01/26 ...................     2,130,000        2,179,246
    Butler County Transportation ID Revenue, Highway, XLCA Insured, 5.00%, 12/01/31 ................        40,000           40,053
    Canal Winchester Local School District GO, Capital Appreciation, MBIA Insured, zero cpn.,
          12/01/32 .................................................................................     1,455,000          341,270
          12/01/33 .................................................................................     2,000,000          438,640
    Central Local School District GO, Classroom Facilities, FSA Insured, 5.75%, 12/01/22                 1,555,000        1,621,974
    Chillicothe City School District GO, Capital Appreciation, Refunding, FGIC Insured, zero cpn.,
          12/01/22 .................................................................................     1,905,000          908,723
          12/01/23 .................................................................................     1,905,000          844,086
          12/01/24 .................................................................................     1,905,000          779,450
    Cincinnati City School District COP, School Improvement Project, Refunding, FSA Insured,
       5.00%,
          12/15/26 .................................................................................     7,310,000        7,328,129
          12/15/27 .................................................................................     7,000,000        6,957,300
    Cincinnati City School District GO,
       Classroom Facilities Construction and Improvement, FSA Insured, Pre-Refunded, 5.00%,
          12/01/27 .................................................................................     2,500,000        2,837,600
       School Improvement, FSA Insured, 5.00%, 12/01/22 ............................................     9,510,000        9,890,495
    Cincinnati Technical College Revenue, AMBAC Insured,
          5.25%, 10/01/23 ..........................................................................     2,510,000        2,504,829
          5.00%, 10/01/28 ..........................................................................     2,715,000        2,440,378
    Circleville GO, Capital Facilities Improvement, AMBAC Insured, 5.625%, 12/01/20 ................     2,035,000        2,143,872
    Cleveland Airport System Revenue, Series C, FSA Insured, 5.00%, 1/01/26 ........................     9,500,000        9,615,900
    Cleveland Municipal School District GO, FSA Insured, 5.00%, 12/01/27 ...........................     4,000,000        4,045,640
    Cleveland Public Power System Revenue,
          Capital Appreciation, Series B, MBIA Insured, zero cpn., 11/15/38 ........................    10,000,000        1,617,200
          Series B, MBIA Insured, 5.00%, 11/15/28 ..................................................     2,000,000        1,866,700
          Series B, MBIA Insured, 5.00%, 11/15/38 ..................................................    10,000,000        8,781,600
    Cleveland State University General Receipt Revenue, FGIC Insured, 5.25%, 6/01/24 ...............     1,000,000        1,025,220
    Cleveland Waterworks Revenue, Series K, FGIC Insured, Pre-Refunded, 5.00%,
          1/01/22 ..................................................................................     2,075,000        2,272,685
          1/01/23 ..................................................................................     4,285,000        4,693,232
          1/01/25 ..................................................................................     8,150,000        8,926,450
    Cleveland-Cuyahoga County Port Authority Revenue, Student Housing, Euclid Avenue Housing
       Corp., Fenn Project, AMBAC Insured, 5.00%,
          8/01/25 ..................................................................................     2,440,000        2,449,174
          8/01/28 ..................................................................................     2,145,000        2,095,429
    Clyde-Green Springs Exempted Village School District GO, School Facilities Construction,
       Refunding and Improvement, MBIA Insured, 5.125%, 12/01/32 ...................................     1,000,000          999,240
    Columbus City School District GO, Linden Elementary Construction, FSA Insured,
       Pre-Refunded, 5.00%, 12/01/28 ...............................................................       900,000          989,388
    Columbus Tax Increment Financing Revenue, Easton Project, AMBAC Insured, Pre-Refunded,
       5.30%, 12/01/19 .............................................................................     1,500,000        1,530,570
    Crawford County GO, AMBAC Insured, Pre-Refunded, 5.25%, 12/01/31 ...............................     1,330,000        1,523,887


                               108 | Annual Report

Franklin Tax-Free Trust

                                                                                                        PRINCIPAL
    FRANKLIN OHIO TAX-FREE INCOME FUND                                                                    AMOUNT          VALUE
    ----------------------------------                                                                 -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    OHIO (CONTINUED)
    Cuyahoga Community College District General Receipts Revenue, Series A, AMBAC Insured,
       5.00%,
          12/01/22 .................................................................................   $ 1,000,000   $    1,010,850
          12/01/32 .................................................................................     3,000,000        2,728,440
    Cuyahoga County Hospital Revenue, University Hospitals Health System Inc., AMBAC Insured,
       Pre-Refunded,
          5.40%, 1/15/19 ...........................................................................     1,500,000        1,540,410
          5.50%, 1/15/30 ...........................................................................     1,760,000        1,808,048
    Cuyahoga County MFHR, Rockefeller Park Project, Series A, GNMA Secured, Pre-Refunded,
       5.75%, 1/20/29 ..............................................................................     1,000,000        1,077,030
    Cuyahoga County Utility System Revenue,
          Improvement, Medical Center Co. Project, AMBAC Insured, 5.125%, 2/15/28 ..................     1,000,000          879,020
          Medical Center Co. Project, Series B, MBIA Insured, 6.10%, 8/15/15 .......................     2,945,000        2,935,429
    Darke County GO, Real Estate Acquisition and Improvement, FGIC Insured, 5.125%,
       12/01/27 ....................................................................................     1,020,000        1,043,419
    Dayton City School District GO, School Facilities Construction and Improvement, Series A,
       FGIC Insured,
          4.75%, 12/01/25 ..........................................................................     9,400,000        9,207,958
          5.00%, 12/01/29 ..........................................................................     8,275,000        8,190,098
    Deerfield Township Tax Increment Revenue, Refunding, Series B, MBIA Insured, 5.00%,
       12/01/25 ....................................................................................     1,000,000        1,008,060
    Dublin City School District GO, Capital Appreciation Bonds, FGIC Insured, zero cpn.,
       12/01/16 ....................................................................................     4,635,000        3,341,928
    Eastlake GO, Capital Facilities, MBIA Insured, 5.00%, 12/01/27 .................................     1,950,000        1,957,098
    Eaton City School District GO, FGIC Insured, Pre-Refunded, 5.00%, 12/01/25 .....................     1,250,000        1,420,888
    Edgewood City School District GO, School Improvement, Refunding, FSA Insured, 5.00%,
       12/01/24 ....................................................................................     2,220,000        2,290,285
    Fairborn City School District GO, School Improvement, Refunding, FSA Insured, 5.00%,
          12/01/23 .................................................................................     1,205,000        1,249,344
          12/01/24 .................................................................................     1,265,000        1,303,633
          12/01/25 .................................................................................     1,330,000        1,361,534
    Fairfield County GO, FGIC Insured, 5.00%, 12/01/20 .............................................     1,600,000        1,673,840
    Fairless Local School District GO, Capital Appreciation, Various Purpose School Facilities,
       FSA Insured, 5.00%, 12/01/28 ................................................................     2,085,000        2,105,558
    Field Local School District GO, School Facilities Construction and Improvement,
       AMBAC Insured, 5.00%, 12/01/27 ..............................................................     1,290,000        1,186,516
    Finneytown Local School District GO, FGIC Insured, 5.80%, 12/01/24 .............................     1,980,000        2,001,166
    Franklin County Convention Facilities Authority Revenue, Tax and Lease Revenue Anticipation
       Bonds, Refunding, AMBAC Insured, 5.00%, 12/01/24 ............................................     7,255,000        7,480,485
    Franklin County Hospital Revenue,
          OhioHealth Corp., Refunding, Series C, MBIA Insured, 5.00%, 5/15/33 ......................     5,250,000        4,995,007
          The Children's Hospital Project, AMBAC Insured, Pre-Refunded, 5.50%, 5/01/21 .............     3,365,000        3,697,496
          The Children's Hospital Project, AMBAC Insured, Pre-Refunded, 5.50%, 5/01/28 .............     4,265,000        4,686,425
          The Children's Hospital Project, Series C, FGIC Insured, 5.00%, 5/01/35 ..................    10,000,000        9,204,000
    Franklin GO, MBIA Insured, 5.25%, 12/01/27 .....................................................     1,500,000        1,525,320
    Garfield Heights GO, Various Purpose, Refunding and Improvement, FGIC Insured, 5.00%,
       12/01/27 ....................................................................................     2,655,000        2,681,178


                               Annual Report | 109

Franklin Tax-Free Trust

                                                                                                        PRINCIPAL
    FRANKLIN OHIO TAX-FREE INCOME FUND                                                                    AMOUNT          VALUE
    ----------------------------------                                                                 -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    OHIO (CONTINUED)
    Georgetown Exempted Village School District GO, Classroom Facilities, FSA Insured, 5.125%,
       12/01/31 ....................................................................................   $ 1,000,000   $    1,019,580
    Graham Local School District GO, School Improvement, Refunding, MBIA Insured, 5.00%,
       12/01/33 ....................................................................................     6,055,000        5,797,662
    Grand Valley Local School District GO, Classroom Facilities Improvement, FGIC Insured,
       5.00%, 12/01/24 .............................................................................     1,300,000        1,302,093
    Greater Cleveland Regional Transit Authority GO, Capital Improvement, Series A,
       MBIA Insured, Pre-Refunded, 5.125%, 12/01/21 ................................................     1,750,000        1,929,672
    Green Community Learning Centers Income Tax Revenue, MBIA Insured, 5.00%,
          12/01/27 .................................................................................     1,205,000        1,222,099
          12/01/28 .................................................................................     1,265,000        1,276,512
          12/01/32 .................................................................................     2,675,000        2,641,830
    Greene County GO, AMBAC Insured, Pre-Refunded, 5.00%,
          12/01/22 .................................................................................     1,475,000        1,659,832
          12/01/28 .................................................................................     2,620,000        2,948,312
    Greene County Sewer System Revenue, Governmental Enterprise, AMBAC Insured,
       Pre-Refunded, 5.625%, 12/01/25 ..............................................................     1,890,000        2,061,858
    Greene County Water System Revenue, Governmental Enterprise, MBIA Insured, Pre-Refunded,
       5.25%, 12/01/21 .............................................................................     5,400,000        6,024,672
    Guernsey County GO, Refunding, FGIC Insured, 5.00%, 12/01/23 ...................................     2,690,000        2,729,462
    Hamilton County Convention Facilities Authority Revenue,
          FGIC Insured, 5.00%, 12/01/28 ............................................................     5,400,000        5,306,472
          second lien, FGIC Insured, Pre-Refunded, 5.00%, 12/01/33 .................................     7,235,000        8,228,655
    Hamilton County Hospital Facilities Revenue, Cincinnati Children's Hospital, Series J,
       FGIC Insured, 5.25%, 5/15/34 ................................................................     5,000,000        4,476,550
    Hamilton County Sales Tax Revenue,
          Refunding, Series A, Assured Guaranty, 5.00%, 12/01/32 ...................................    10,000,000        9,544,700
          Refunding, Series B, AMBAC Insured, 5.25%, 12/01/32 ......................................     3,965,000        3,753,745
          Refunding, Series B, AMBAC Insured, 5.60%, 12/01/32 ......................................       245,000          243,069
          Refunding, Sub Series A, FSA Insured, 5.00%, 12/01/32 ....................................    35,080,000       33,482,808
          Series B, AMBAC Insured, Pre-Refunded, 5.25%, 12/01/32 ...................................    15,755,000       16,888,100
          Series B, AMBAC Insured, Pre-Refunded, 5.60%, 12/01/32 ...................................       955,000        1,029,433
    Hamilton County Sewer System Revenue,
          Improvement, Series A, MBIA Insured, Pre-Refunded, 5.25%, 12/01/21 .......................     1,000,000        1,106,030
          Metropolitan Sewer District Improvement, Series B, MBIA Insured, 5.00%, 12/01/30 .........     4,000,000        4,024,720
    Hamilton GO, One Renaissance Center, Series A, AMBAC Insured, 5.25%,
          11/01/18 .................................................................................     1,010,000        1,064,187
          11/01/19 .................................................................................     1,015,000        1,064,431
          11/01/20 .................................................................................     1,120,000        1,169,616
          11/01/21 .................................................................................     1,180,000        1,227,707
    Heath City School District GO, School Improvement, Series A, FGIC Insured, Pre-Refunded,
          5.60%, 12/01/21 ..........................................................................     1,000,000        1,079,750
          5.50%, 12/01/27 ..........................................................................     1,170,000        1,261,295
    Highland Local School District GO, School Improvement, FSA Insured, Pre-Refunded, 5.00%,
          12/01/23 .................................................................................     3,680,000        4,045,498
          12/01/26 .................................................................................     3,675,000        4,040,001


                               110 | Annual Report

Franklin Tax-Free Trust

                                                                                                        PRINCIPAL
    FRANKLIN OHIO TAX-FREE INCOME FUND                                                                    AMOUNT          VALUE
    ----------------------------------                                                                 -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    OHIO (CONTINUED)
    Hilliard School District GO,
       Capital Appreciation, School Construction, Refunding, MBIA Insured, zero cpn.,
          12/01/19 .................................................................................   $ 2,190,000   $    1,392,512
       Capital Appreciation, School Construction, Refunding, MBIA Insured, zero cpn.,
          12/01/20 .................................................................................     4,525,000        2,683,461
       School Improvement, FGIC Insured, Pre-Refunded, 5.75%, 12/01/28 .............................     4,000,000        4,372,360
       School Improvement, Series A, FGIC Insured, 5.25%, 12/01/28 .................................     3,010,000        3,063,909
    Huber Heights Water System Revenue, Refunding and Improvement, MBIA Insured, 5.00%,
       12/01/27 ....................................................................................     3,205,000        3,243,139
       12/01/30 ....................................................................................     2,250,000        2,208,870
    Hudson City School District COP, MBIA Insured, 5.00%, 6/01/34 ..................................     6,720,000        6,413,702
    Independence Local School District GO, FGIC Insured, 5.25%, 12/01/21 ...........................     1,390,000        1,463,184
    Ironton City School District GO, Refunding, MBIA Insured, 5.00%, 12/01/34 ......................     5,130,000        5,006,264
    Jackson Center Local School District Shelby County GO, Facilities Construction and
       Improvement, MBIA Insured, 5.00%, 12/01/28 ..................................................     1,175,000        1,185,281
    Jackson City School District GO, School Improvement, MBIA Insured, Pre-Refunded, 5.25%,
       12/01/27 ....................................................................................     3,000,000        3,264,390
    Jackson Local School District GO, Stark and Summit Counties Local School District,
       FSA Insured, Pre-Refunded,
          5.50%, 12/01/20 ..........................................................................     4,000,000        4,315,760
          5.625%, 12/01/25 .........................................................................     3,500,000        3,783,815
    Jonathan Alder Local School District GO, School Facilities Construction and Improvement,
       MBIA Insured, Pre-Refunded,
          4.75%, 12/01/22 ..........................................................................     1,105,000        1,235,600
          5.00%, 12/01/27 ..........................................................................     6,195,000        6,983,376
          5.00%, 12/01/30 ..........................................................................     3,320,000        3,742,503
    Kenston Local School District GO, School Improvement, MBIA Insured, 5.00%,
          12/01/24 .................................................................................     2,380,000        2,434,550
          12/01/25 .................................................................................     2,500,000        2,546,650
    Kettering City School District GO, School Improvement, FSA Insured, Pre-Refunded, 5.00%,
          12/01/28 .................................................................................     2,970,000        3,377,900
          12/01/31 .................................................................................     2,595,000        2,951,397
    Keystone Local School District Lorain County GO, School Improvement, FSA Insured, 5.00%,
       12/01/30 ....................................................................................     6,170,000        6,200,603
    Kings Local School District GO, School Improvement, MBIA Insured, 5.00%, 12/01/33 ..............    10,000,000        9,614,900
    Lake Local School District Wood County GO, MBIA Insured, Pre-Refunded,
          5.30%, 12/01/21 ..........................................................................     1,575,000        1,761,590
          5.375%, 12/01/25 .........................................................................     1,900,000        2,128,912
    Lakewood City School District GO,
          FGIC Insured, 5.00%, 12/01/30 ............................................................     9,170,000        9,121,216
          FGIC Insured, 4.50%, 12/01/34 ............................................................     6,000,000        5,304,420
          School Improvement, FSA Insured, Pre-Refunded, 5.125%, 12/01/31 ..........................    21,900,000       25,260,117
          School Improvement, Refunding, FSA Insured, 4.50%, 12/01/31 ..............................     2,220,000        2,057,163
    Lakota Local School District GO,
          FSA Insured, 5.00%, 12/01/29 .............................................................     5,000,000        5,059,500
          Refunding, Series A, FGIC Insured, 5.25%, 12/01/26 .......................................     2,000,000        2,179,260
    Lancaster Wastewater System Improvement Revenue, Assured Guaranty, 4.75%, 12/01/33 .............     4,000,000        3,693,200


                               Annual Report | 111

Franklin Tax-Free Trust

                                                                                                        PRINCIPAL
    FRANKLIN OHIO TAX-FREE INCOME FUND                                                                    AMOUNT          VALUE
    ----------------------------------                                                                 -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    OHIO (CONTINUED)
    Lebanon City School District GO, FSA Insured, Pre-Refunded, 5.00%, 12/01/29 ....................   $ 6,250,000   $    6,870,750
    Licking County Joint Vocational School District GO, School Facilities Construction and
       Improvement, MBIA Insured,
          5.00%, 12/01/21 ..........................................................................     2,200,000        2,283,358
          4.75%, 12/01/23 ..........................................................................     2,230,000        2,257,273
    Licking Heights Local School District GO, School Facilities Construction and Improvement,
          Refunding, Series A, MBIA Insured, 5.00%, 12/01/24 .......................................     2,085,000        2,122,864
          Refunding, Series A, MBIA Insured, 5.00%, 12/01/25 .......................................     2,215,000        2,240,871
          Refunding, Series A, MBIA Insured, 5.00%, 12/01/26 .......................................     2,345,000        2,361,063
          Series A, FGIC Insured, Pre-Refunded, 5.625%, 12/01/28 ...................................     4,000,000        4,324,360
    Little Miami Local School District GO,
          Refunding, FSA Insured, 4.50%, 12/01/34 ..................................................    20,255,000       17,848,909
          School Improvement, FSA Insured, Pre-Refunded, 5.00%, 12/01/34 ...........................     4,000,000        4,663,000
    Logan Hocking Local School District GO, Construction and Improvement, MBIA Insured,
       Pre-Refunded, 5.00%,
          12/01/22 .................................................................................     1,200,000        1,320,888
          12/01/29 .................................................................................     1,000,000        1,100,740
    London City School District GO, School Facilities Construction and Improvement,
       FGIC Insured, Pre-Refunded, 5.00%,
          12/01/22 .................................................................................       700,000          767,536
          12/01/29 .................................................................................     1,500,000        1,644,720
    Lorain County GO, Sewer System Improvement, MBIA Insured, 5.00%, 12/01/19 ......................     1,640,000        1,714,210
    Lorain County Health Facilities Revenue, Catholic Healthcare Partners, Series A,
       AMBAC Insured, 5.50%, 9/01/29 ...............................................................     6,250,000        6,085,250
    Lorain County Hospital Revenue, Catholic Healthcare Partners, Refunding,
          Series B, MBIA Insured, 5.50%, 9/01/27 ...................................................     5,000,000        4,798,350
          Series C-1, FSA Insured, 5.00%, 4/01/33 ..................................................    19,410,000       18,220,943
    Lorain GO, Urban Renewal, MBIA Insured, Pre-Refunded, 5.70%, 12/01/28 ..........................     1,050,000        1,135,554
    Louisville City School District GO, FGIC Insured, 5.00%, 12/01/24 ..............................     3,500,000        3,504,165
    Loveland City School District GO, Series A, MBIA Insured, Pre-Refunded, 5.00%,
       12/01/24                                                                                          4,000,000        4,172,280
    Lucas County GO, 8.00%,
          12/01/09 .................................................................................       120,000          126,179
          12/01/10 .................................................................................       220,000          244,242
    Lucas County Hospital Revenue, ProMedica Healthcare Obligated Group,
          MBIA Insured, ETM, 5.75%, 11/15/14 .......................................................     4,460,000        4,459,242
          Refunding, AMBAC Insured, 5.375%, 11/15/29 ...............................................       750,000          589,688
          Refunding, MBIA Insured, 5.75%, 11/15/14 .................................................       300,000          299,949
    Mad River Local School District GO, Classroom Facilities, FGIC Insured, Pre-Refunded,
       5.125%, 12/01/24 ............................................................................     4,180,000        4,650,125
    Madison Local School District Butler County GO,
          MBIA Insured, Pre-Refunded, 5.75%, 12/01/26 ..............................................     1,000,000        1,047,460
          School Improvement, FGIC Insured, Pre-Refunded, 5.60%, 12/01/26 ..........................     1,120,000        1,212,176
    Mahoning County Hospital Facilities Revenue, Western Reserve Care, MBIA Insured, ETM,
       5.50%, 10/15/25 .............................................................................     4,750,000        5,282,712
    Mahoning County Sewer System Revenue, AMBAC Insured, 5.375%, 12/01/18 ..........................     1,905,000        1,983,334


                               112 | Annual Report

Franklin Tax-Free Trust

                                                                                                        PRINCIPAL
    FRANKLIN OHIO TAX-FREE INCOME FUND                                                                    AMOUNT          VALUE
    ----------------------------------                                                                 -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    OHIO (CONTINUED)
    Marion County City School District GO, School Facilities Construction and Improvement
       Project, FSA Insured, Pre-Refunded,
          5.55%, 12/01/20 ..........................................................................   $ 1,000,000   $    1,089,640
          5.625%, 12/01/22 .........................................................................     1,100,000        1,200,023
    Marion County GO, AMBAC Insured, Pre-Refunded, 5.05%, 12/01/31 .................................     1,500,000        1,663,320
    Martins Ferry City School District GO, School Facilities Construction and Improvement,
       FSA Insured, 5.00%, 12/01/32 ................................................................     3,610,000        3,621,227
    Marysville Exempted Village School District COP, School Facilities Project, MBIA Insured,
       Pre-Refunded, 5.25%,
          12/01/28 .................................................................................     2,120,000        2,469,546
          12/01/30 .................................................................................     2,650,000        3,086,932
    Marysville Exempted Village School District GO,
          Capital Appreciation, Refunding, MBIA Insured, zero cpn., 12/01/20 .......................     1,000,000          574,270
          Capital Appreciation, Refunding, MBIA Insured, zero cpn., 12/01/21 .......................     1,000,000          534,320
          FSA Insured, Pre-Refunded, 5.30%, 12/01/21 ...............................................     2,000,000        2,170,660
          FSA Insured, Pre-Refunded, 5.35%, 12/01/25 ...............................................     2,010,000        2,183,242
          FSA Insured, Pre-Refunded, 5.375%, 12/01/29 ..............................................     2,465,000        2,678,518
          Refunding, MBIA Insured, 5.00%, 12/01/29 .................................................     1,000,000          991,000
          School Improvement, AMBAC Insured, Pre-Refunded, 6.00%, 12/01/29 .........................     2,890,000        3,168,827
          School Improvement, Refunding, FSA Insured, 5.00%, 12/01/29 ..............................     5,500,000        5,508,910
    Marysville Wastewater Treatment System Revenue,
          Assured Guaranty, 4.25%, 12/01/27 ........................................................     1,170,000        1,053,176
          Assured Guaranty, 4.75%, 12/01/47 ........................................................     4,000,000        3,418,000
          first mortgage, MBIA Insured, Pre-Refunded, 5.00%, 12/01/35 ..............................     4,780,000        5,549,150
          Refunding, Assured Guaranty, 4.75%, 12/01/46 .............................................    14,205,000       12,237,039
    Marysville Water System Mortgage Revenue, AMBAC Insured,
          5.00%, 12/01/32 ..........................................................................     1,250,000        1,193,088
          4.50%, 12/01/38 ..........................................................................     2,500,000        2,129,100
    Mason City School District GO, School Improvement, FSA Insured, Pre-Refunded, 5.00%,
       12/01/31 ....................................................................................     5,000,000        5,686,700
    Maumee City School District GO, School Facilities Construction and Improvement,
       FSA Insured, 5.00%, 12/01/27 ................................................................     3,610,000        3,664,475
    Medina GO, 5.00%, 12/01/22 .....................................................................     1,100,000        1,162,480
    Medina School District COP, School Facilities Project, Assured Guaranty, 5.25%,
       12/01/31 ....................................................................................     5,725,000        5,829,424
    Miami University General Receipts Revenue, Refunding, AMBAC Insured, 5.00%,
       12/01/22 ....................................................................................     1,675,000        1,721,079
    Middletown City School District GO, FGIC Insured, Pre-Refunded, 5.00%, 12/01/31 ................    14,975,000       16,745,195
    Milford Exempted Village School District GO, School Improvement, FSA Insured, Pre-Refunded,
          5.00%, 12/01/22 ..........................................................................     2,000,000        2,198,640
          5.125%, 12/01/30 .........................................................................     7,325,000        8,077,058
    Minerva Local School District GO, Classroom Facilities, MBIA Insured, Pre-Refunded, 5.30%,
       12/01/29 ....................................................................................     1,300,000        1,474,486
    Minster School District School Facilities and Construction GO, FSA Insured, Pre-Refunded,
          5.70%, 12/01/23 ..........................................................................     3,190,000        3,484,214
          5.75%, 12/01/27 ..........................................................................     3,260,000        3,563,473


                               Annual Report | 113

Franklin Tax-Free Trust

                                                                                                        PRINCIPAL
    FRANKLIN OHIO TAX-FREE INCOME FUND                                                                    AMOUNT          VALUE
    ----------------------------------                                                                 -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    OHIO (CONTINUED)
    Monroe Local School District GO,
          AMBAC Insured, Pre-Refunded, 5.00%, 12/01/23 .............................................   $ 1,000,000   $    1,125,310
          School Improvement, Refunding, AMBAC Insured, 4.50%, 12/01/29 ............................     5,115,000        4,621,812
    Montgomery County Revenue, Catholic Health, Series C-1, FSA Insured, 5.00%, 10/01/41 ...........    10,000,000        8,500,500
    Morley Library District GO, Lake County District Library, Library Improvement, AMBAC Insured,
       4.75%, 12/01/21 .............................................................................     1,000,000        1,019,150
    Mount Healthy City School District GO, School Improvement, FSA Insured, 5.00%,
          12/01/31 .................................................................................     1,880,000        1,859,715
          12/01/35 .................................................................................     2,500,000        2,435,050
    New Albany Community Authority Community Facilities Revenue, Refunding, Series B,
       AMBAC Insured,
          5.125%, 10/01/21 .........................................................................     3,000,000        3,004,530
          5.20%, 10/01/24 ..........................................................................     5,000,000        4,813,850
    New Lexington HDC Mortgage Revenue, Lincoln Park, Refunding, Series A, MBIA Insured,
       5.85%, 1/01/21 ..............................................................................       745,000          725,123
    Newark City School District GO, School Improvement, Series A, FGIC Insured, 5.00%,
       12/01/33 ....................................................................................     5,000,000        4,673,600
    Nordonia Hills Local School District GO, School Improvement, AMBAC Insured, Pre-Refunded,
       5.45%, 12/01/25 .............................................................................     3,035,000        3,301,837
    Ohio Capital Corp. HMR, Refunding, Series G, MBIA Insured, 6.35%, 7/01/22 ......................       485,000          485,849
    Ohio Center Local Government Capital Asset Financing Program Fractionalized Interests GO,
       FSA Insured,
          4.875%, 12/01/18 .........................................................................     1,255,000        1,342,185
          5.25%, 12/01/23 ..........................................................................     1,410,000        1,482,869
    Ohio HFA, MFHR, Wind River Apartment Project, Series A, GNMA Secured, 5.65%,
       5/01/32 .....................................................................................     2,035,000        2,014,101
    Ohio HFA Capital Fund Revenue, Series A, FSA Insured, 5.00%, 4/01/27 ...........................     5,545,000        5,681,740
    Ohio State Air Quality Development Authority Revenue,
          JMG Funding LP Project, AMBAC Insured, 5.625%, 10/01/22 ..................................     6,875,000        6,285,262
          Ohio Power Co., Refunding, Series C, AMBAC Insured, 5.15%, 5/01/26 .......................     9,075,000        8,592,482
          Pollution Control, Dayton Power and Light Company, Refunding, Series B, BHAC Insured,
             4.80%, 1/01/34 ........................................................................    28,270,000       27,586,997
    Ohio State Building Authority Revenue, State Facilities,
          Administration Building Fund Project, Refunding, Series A, FSA Insured, 5.00%,
             4/01/22 ...............................................................................     3,100,000        3,192,380
          Adult Correction, Series A, FSA Insured, 5.00%, 4/01/24 ..................................     5,390,000        5,543,238
    Ohio State Department of Transportation COP, Panhandle Rail Line Project, FSA Insured,
       6.50%, 4/15/12 ..............................................................................       600,000          600,672
    Ohio State GO, Common Schools, Series B, 4.625%, 9/15/22 .......................................     5,000,000        5,072,600
    Ohio State Higher Educational Facility Commission Revenue,
          FGIC Insured, Pre-Refunded, 5.00%, 5/01/23 ...............................................     8,460,000        9,360,652
          Higher Educational Facility, Oberlin College, AMBAC Insured, Pre-Refunded, 5.00%,
             10/01/26 ..............................................................................     8,000,000        8,287,600
          Higher Educational Facility, Xavier University Project, CIFG Insured, Pre-Refunded,
             5.00%, 5/01/23 ........................................................................     3,385,000        3,813,439
          Higher Educational Facility, Xavier University Project, CIFG Insured, Pre-Refunded,
             5.00%, 5/01/24 ........................................................................     2,000,000        2,253,140


                               114 | Annual Report

Franklin Tax-Free Trust

                                                                                                        PRINCIPAL
    FRANKLIN OHIO TAX-FREE INCOME FUND                                                                    AMOUNT          VALUE
    ----------------------------------                                                                 -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    OHIO (CONTINUED)
    Ohio State Higher Educational Facility Commission Revenue, (continued)
          University Hospital, BHAC Insured, 4.75%, 1/15/36 ........................................   $10,000,000   $    8,890,600
          University Hospital, BHAC Insured, 4.75%, 1/15/46 ........................................    15,000,000       12,743,400
          University Hospital, BHAC Insured, 5.25%, 1/15/46 ........................................    13,500,000       12,989,025
          University of Dayton Project, XLCA Insured, 5.00%, 12/01/34 ..............................     8,500,000        7,226,615
    Ohio State Higher Educational Facility Revenue,
          Case Western Reserve University Project, Refunding, MBIA Insured, 5.00%, 12/01/44 ........    10,000,000        9,459,300
          Case Western Reserve University Project, Series A, AMBAC Insured, 5.00%, 12/01/34 ........     4,935,000        4,781,818
          Otterbein College Project, CIFG Insured, 5.00%, 12/01/25 .................................     2,205,000        2,070,782
          Otterbein College Project, CIFG Insured, 5.00%, 12/01/35 .................................     3,225,000        2,780,917
    Ohio State Turnpike Commission Turnpike Revenue, AMBAC Insured, 5.25%, 2/15/31 .................    16,425,000       16,545,231
    Ohio State University General Receipts Athens Revenue,
          FSA Insured, Pre-Refunded, 5.00%, 12/01/24 ...............................................     3,025,000        3,125,158
          MBIA Insured, 5.00%, 12/01/24 ............................................................     2,155,000        2,155,819
    Ohio State University General Receipts Revenue,
          Series A, 5.125%, 12/01/31 ...............................................................     2,500,000        2,516,275
          State University Ohio, Series B, MBIA Insured, 5.00%, 6/01/33 ............................     5,255,000        5,225,362
    Ohio State Water Development Authority Revenue,
          Drinking Water Fund, Leverage, Pre-Refunded, 5.00%, 6/01/23 ..............................     2,255,000        2,541,971
          Pure Water, Series I, AMBAC Insured, ETM, 7.00%, 12/01/09 ................................       440,000          445,980
    Olentangy Local School District GO,
          BIG Insured, 7.75%, 12/01/09 .............................................................       375,000          394,286
          BIG Insured, 7.75%, 12/01/10 .............................................................       375,000          415,958
          FSA Insured, 5.00%, 12/01/25 .............................................................        45,000           45,900
          FSA Insured, Pre-Refunded, 5.00%, 12/01/25 ...............................................     1,790,000        1,991,071
          FSA Insured, Pre-Refunded, 5.00%, 12/01/30 ...............................................     3,910,000        4,349,210
          FSA Insured, Pre-Refunded, 5.00%, 12/01/30 ...............................................     1,745,000        2,029,749
          Refunding, FSA Insured, 5.00%, 12/01/30 ..................................................        90,000           90,662
          Refunding, Series A, FSA Insured, 4.50%, 12/01/32 ........................................    11,300,000       10,293,509
          School Facilities Construction and Improvement, FSA Insured, Pre-Refunded, 5.625%,
             12/01/27 ..............................................................................     4,500,000        4,869,000
          School Facilities Construction and Improvement, Refunding, Assured Guaranty, 5.00%,
             12/01/36 ..............................................................................     7,505,000        7,382,668
          School Facilities Construction and Improvement, Series A, FGIC Insured, Pre-Refunded,
             5.25%, 12/01/32 .......................................................................    11,200,000       12,876,080
    Ottawa and Glandorf Local School District GO, School Facilities Construction and Improvement,
       MBIA Insured, Pre-Refunded, 5.25%, 12/01/23 .................................................     2,175,000        2,467,255
    Perrysburg Exempted Village School District GO,
          Refunding, Series B, FSA Insured, 5.00%, 12/01/25 ........................................     2,235,000        2,331,261
          Series B, FSA Insured, Pre-Refunded, 5.00%, 12/01/25 .....................................     2,765,000        2,884,089
    Pickerington Local School District GO,
          AMBAC Insured, Pre-Refunded, 5.00%, 12/01/25 .............................................     7,000,000        7,301,490
          School Facilities Construction and Improvement, FGIC Insured, Pre-Refunded, 5.00%,
             12/01/28 ..............................................................................     3,000,000        3,297,960
    Plain Local School District GO, FGIC Insured,
          6.00%, 12/01/25 ..........................................................................       800,000          831,656
          Pre-Refunded, 6.00%, 12/01/25 ............................................................     3,700,000        4,087,242


                               Annual Report | 115

Franklin Tax-Free Trust

                                                                                                        PRINCIPAL
    FRANKLIN OHIO TAX-FREE INCOME FUND                                                                    AMOUNT          VALUE
    ----------------------------------                                                                 -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    OHIO (CONTINUED)
    Plainesville City School District GO, School Improvement, FGIC Insured, 5.00%, 12/01/28 ........   $ 2,515,000   $    2,499,206
    Princeton City School District GO, MBIA Insured, Pre-Refunded, 5.00%,
          12/01/25 .................................................................................     1,700,000        1,941,978
          12/01/26 .................................................................................     2,725,000        3,112,876
          12/01/30 .................................................................................     2,260,000        2,581,688
    Ravenna City School District GO, School Improvement, FSA Insured, 5.00%, 1/15/31 ...............     1,710,000        1,713,027
    Reynoldsburg City School District GO, School Facilities Construction, FSA Insured, 5.00%,
       12/01/32 ....................................................................................     3,000,000        2,983,260
    Ridgewood Local School District GO, School Facilities Improvement, FSA Insured,
       Pre-Refunded, 6.00%, 12/01/24 ...............................................................     1,730,000        1,898,502
    Rittman Exempted Village School District GO, School Improvement, FSA Insured,
       Pre-Refunded, 5.125%, 12/01/31 ..............................................................     1,000,000        1,114,590
    Riverside Local School District GO, School Facilities Construction and Improvement,
       MBIA Insured, Pre-Refunded, 5.75%, 12/01/22 .................................................     1,000,000        1,093,090
    Ross County Hospital Revenue, Facilities, Adena Health System, Refunding, Assured Guaranty,
       5.25%, 12/01/38 .............................................................................    15,000,000       14,516,550
    Rural Lorain County Water Authority Water Resource Revenue, AMBAC Insured, Pre-Refunded,
       5.875%, 10/01/24 ............................................................................     3,100,000        3,225,147
    Shaker Heights GO, Urban Renewal, Refunding, AMBAC Insured,
          5.00%, 12/01/21 ..........................................................................     1,225,000        1,282,747
          5.25%, 12/01/26 ..........................................................................       725,000          746,685
    Shawnee State University Revenue, MBIA Insured, 5.00%, 6/01/28 .................................     5,780,000        4,812,428
    Sidney City School District GO, School Improvement,
          FGIC Insured, Pre-Refunded, 5.125%, 12/01/28 .............................................     1,425,000        1,610,022
          Series B, FGIC Insured, Pre-Refunded, 5.25%, 12/01/23 ....................................     1,780,000        1,988,474
          Series B, FGIC Insured, Pre-Refunded, 5.25%, 12/01/28 ....................................     1,000,000        1,117,120
    Springboro Sewer System Revenue, Mortgage, MBIA Insured, 5.00%, 6/01/27 ........................     1,095,000        1,088,441
    St. Henry Local Consolidated School District GO, MBIA Insured, Pre-Refunded, 5.75%,
       12/01/22 ....................................................................................     1,515,000        1,657,425
    St. Mary's City School District GO, School Facilities Construction and Improvement,
       FSA Insured, 5.00%, 12/01/35 ................................................................     3,500,000        3,409,070
    Steubenville City School District GO, School Facilities and Implementation, MBIA Insured,
       5.60%, 12/01/22 .............................................................................     1,500,000        1,568,625
    Streetsboro City School District GO, School Improvement, MBIA Insured, Pre-Refunded,
       5.00%, 12/01/25 .............................................................................     2,500,000        2,744,750
    Strongsville City School District COP, CIFG Insured, 5.00%, 12/01/34 ...........................     2,355,000        2,356,060
    Struthers City School District GO, Refunding, AMBAC Insured, 5.50%, 12/01/22 ...................     1,950,000        2,035,956
    Summit County GO, Sanitary Sewer System Improvement, FGIC Insured, Pre-Refunded,
       5.25%, 12/01/21 .............................................................................     4,505,000        5,026,138
    Swanton Local School District GO, School Improvement, FGIC Insured, Pre-Refunded, 5.25%,
       12/01/25 ....................................................................................     1,895,000        2,108,756
    Sycamore Community City School District COP, Blue Ash Elementary School Project,
       AMBAC Insured, 5.125%, 12/01/25 .............................................................     1,000,000        1,022,870
    Sylvania City School District GO,
          Refunding, FGIC Insured, 5.00%, 12/01/22 .................................................     1,550,000        1,594,594
          Various Purpose, FGIC Insured, Pre-Refunded, 5.30%, 12/01/20 .............................     2,225,000        2,485,369


                               116 | Annual Report

Franklin Tax-Free Trust

                                                                                                        PRINCIPAL
    FRANKLIN OHIO TAX-FREE INCOME FUND                                                                    AMOUNT          VALUE
    ----------------------------------                                                                 -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    OHIO (CONTINUED)
    Toledo City School District GO, School Facilities Improvement,
          FSA Insured, 5.00%, 12/01/23 .............................................................   $ 1,500,000   $    1,536,105
          Series B, FGIC Insured, 5.00%, 12/01/27 ..................................................     1,925,000        1,904,075
    Toledo Sewer System Revenue, AMBAC Insured, 5.00%,
          11/15/22 .................................................................................     1,000,000        1,028,570
          11/15/23 .................................................................................     1,000,000        1,020,890
    Toledo Special Obligation, Industrial Development, Vehicle Storage Project, AMBAC Insured,
       5.25%, 12/01/26 .............................................................................     1,500,000        1,538,220
    Toledo Waterworks Revenue, MBIA Insured, 5.00%, 11/15/30 .......................................     6,425,000        6,266,688
    Trenton Water System Revenue, Improvement, FSA Insured, 5.125%, 12/01/34 .......................     2,750,000        2,791,415
    Tri-Valley Local School District GO, FGIC Insured, Pre-Refunded, 5.25%, 12/01/29 ...............     8,530,000        9,512,400
    Trotwood-Madison City School District GO, School Improvement, FGIC Insured, Pre-Refunded,
       5.375%, 12/01/22 ............................................................................     1,685,000        1,919,030
    Trumbull County GO, Refunding, MBIA Insured, 5.20%, 12/01/20 ...................................     1,475,000        1,553,219
    Twinsburg GO,
          Golf Course, Refunding, FGIC Insured, 5.00%, 12/01/21 ....................................     1,000,000        1,021,750
          Park Land and Conservation, FGIC Insured, 5.00%, 12/01/21 ................................     1,000,000        1,021,750
    Union County GO, MBIA Insured, Pre-Refunded, 5.00%, 12/01/33 ...................................     2,895,000        3,307,074
    University of Akron General Receipts Revenue,
          FGIC Insured, 4.75%, 1/01/25 .............................................................     1,080,000        1,027,577
          FGIC Insured, 5.00%, 1/01/28 .............................................................     1,475,000        1,415,794
          FGIC Insured, 5.00%, 1/01/35 .............................................................     5,250,000        4,725,840
          FGIC Insured, Pre-Refunded, 5.70%, 1/01/24 ...............................................     7,050,000        7,414,344
          FGIC Insured, Pre-Refunded, 5.75%, 1/01/29 ...............................................     1,500,000        1,578,135
          Series A, FSA Insured, 5.00%, 1/01/33 ....................................................     6,030,000        5,817,985
          Series B, FSA Insured, 5.00%, 1/01/38 ....................................................    21,760,000       21,239,066
    University of Cincinnati COP, Jefferson Avenue Residence Hall, MBIA Insured, 5.125%,
       6/01/28 .....................................................................................     7,400,000        7,055,530
    University of Cincinnati General Receipts Revenue,
          AMBAC Insured, 5.00%, 6/01/31 ............................................................     1,350,000        1,309,352
          Refunding, Series G, MBIA Insured, 5.00%, 6/01/28 ........................................     8,575,000        8,459,666
          Series A, AMBAC Insured, 5.00%, 6/01/23 ..................................................     1,845,000        1,861,789
          Series A, AMBAC Insured, 5.00%, 6/01/24 ..................................................     1,940,000        1,957,654
          Series A, AMBAC Insured, 5.00%, 6/01/25 ..................................................     2,005,000        2,013,100
          Series C, FSA Insured, 5.00%, 6/01/31 ....................................................    10,000,000        9,698,900
          Series G, MBIA Insured, 5.00%, 6/01/29 ...................................................     3,410,000        3,329,149
    University of Toledo General Receipts Bonds Revenue, Series A, AMBAC Insured, 4.50%,
       6/01/30 .....................................................................................    10,000,000        8,933,300
    Upper Scioto Valley Local School District GO, School Facilities Construction and Improvement,
       FGIC Insured, 5.25%, 12/01/25 ...............................................................     1,160,000        1,190,114
    Van Wert City School District GO, School Improvement, FGIC Insured, Pre-Refunded, 5.00%,
          12/01/27 .................................................................................     4,805,000        5,388,471
          12/01/30 .................................................................................     2,500,000        2,803,575
    Wadsworth City School District GO, FGIC Insured, Pre-Refunded, 5.75%, 12/01/22 .................     1,200,000        1,284,012
    Warren City School District GO, School Improvement, FGIC Insured, 5.00%, 12/01/28 ..............     3,000,000        3,020,370
    Warrensville Heights City School District GO, School Improvement, FGIC Insured, Pre-Refunded,
          5.625%, 12/01/20 .........................................................................     3,500,000        3,789,555
          5.75%, 12/01/24 ..........................................................................     2,750,000        2,983,392


                               Annual Report | 117

Franklin Tax-Free Trust

                                                                                                        PRINCIPAL
    FRANKLIN OHIO TAX-FREE INCOME FUND                                                                    AMOUNT          VALUE
    ----------------------------------                                                                 -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    OHIO (CONTINUED)
    Waterville GO, Refunding, MBIA Insured, 5.05%, 12/01/26 ........................................   $ 1,085,000   $    1,110,139
    West Chester Township GO, AMBAC Insured, 5.00%, 12/01/25 .......................................     1,500,000        1,520,580
    West Muskingum Local School District School Facilities GO, FGIC Insured, 5.00%,
       12/01/24 ....................................................................................     2,750,000        2,778,682
    Westerville City School District GO, Refunding, XLCA Insured, 5.00%, 12/01/27 ..................     3,820,000        3,889,753
    Westfall Local School District GO, School Facilities Construction and Improvement,
       FGIC Insured, Pre-Refunded, 6.00%, 12/01/22 .................................................     2,850,000        3,011,823
    Wheelersburg Local School District GO, School Improvement, FSA Insured, 5.00%,
       12/01/32 ....................................................................................     1,400,000        1,404,354
    Zanesville City School District GO, School Improvement, MBIA Insured,
          4.75%, 12/01/22 ..........................................................................     5,500,000        5,604,775
          4.75%, 12/01/26 ..........................................................................     3,250,000        3,222,830
          5.05%, 12/01/29 ..........................................................................     3,500,000        3,513,580
                                                                                                                     --------------
                                                                                                                      1,326,388,137
                                                                                                                     --------------
    U.S. TERRITORIES 2.1%
    PUERTO RICO 2.1%
    Puerto Rico Commonwealth GO, Public Improvement, Series A, FGIC Insured, Pre-Refunded,
       5.00%, 7/01/32 ..............................................................................    10,000,000       11,168,800
    Puerto Rico Electric Power Authority Power Revenue, Refunding, Series V, FGIC Insured,
       5.25%, 7/01/30 ..............................................................................     5,000,000        4,388,900
    Puerto Rico Municipal Finance Agency GO, Series A, FSA Insured, 5.75%, 8/01/12 .................     3,500,000        3,580,430
    Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 6.00%, 7/01/21 .....................    11,000,000        9,923,760
                                                                                                                     --------------
                                                                                                                         29,061,890
                                                                                                                     --------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS
       (COST $1,342,712,468) .......................................................................                  1,355,450,027
                                                                                                                     --------------
    SHORT TERM INVESTMENTS 0.9%
    MUNICIPAL BONDS 0.9%
    OHIO 0.9%
(a) Allen County Hospital Facilities Revenue, Catholic Healthcare, Series A, Daily VRDN and Put,
       0.55%, 10/01/31 .............................................................................     5,100,000        5,100,000
(a) Cuyahoga County Revenue, Cleveland Clinic Health System Obligated Group, Series B,
       Sub Series B-1, Daily VRDN and Put, 0.50%, 1/01/39 ..........................................     2,400,000        2,400,000
(a) Ohio State Higher Educational Facility Revenue, Case Western Reserve University, Series A,
       Daily VRDN and Put, 0.35%, 10/01/31 .........................................................     5,100,000        5,100,000
                                                                                                                     --------------
    TOTAL SHORT TERM INVESTMENTS (COST $12,600,000) ................................................                     12,600,000
                                                                                                                     --------------
    TOTAL INVESTMENTS (COST $1,355,312,468) 98.9% ..................................................                  1,368,050,027
    OTHER ASSETS, LESS LIABILITIES 1.1% ............................................................                     15,173,657
                                                                                                                     --------------
    NET ASSETS 100.0% ..............................................................................                 $1,383,223,684
                                                                                                                     ==============

See Abbreviations on page 141.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                               118 | Annual Report

Franklin Tax-Free Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
February 28, 2009

                                                                                             FRANKLIN       FRANKLIN
                                                                            FRANKLIN      MASSACHUSETTS     MICHIGAN
                                                                        INSURED TAX-FREE     TAX-FREE       TAX-FREE
                                                                           INCOME FUND     INCOME FUND     INCOME FUND
                                                                        ----------------  -------------  --------------
Assets:
   Investments in securities:
      Cost ...........................................................   $2,138,018,540    $532,112,692  $1,524,697,178
                                                                         ==============    ============  ==============
      Value ..........................................................   $2,036,915,984    $513,452,934  $1,500,810,367
   Cash ..............................................................           52,883          92,852       4,875,923
   Receivables:
      Investment securities sold .....................................               --       4,198,243              --
      Capital shares sold ............................................        6,228,832         645,527       1,327,067
      Interest .......................................................       27,275,952       6,221,355      21,646,749
   Other assets ......................................................            4,437           1,109           3,344
                                                                         --------------    ------------  --------------
         Total assets ................................................    2,070,478,088     524,612,020   1,528,663,450
                                                                         --------------    ------------  --------------
Liabilities:
   Payables:
      Investment securities purchased ................................               --       9,145,668              --
      Capital shares redeemed ........................................        5,069,679         911,695       2,572,910
      Affiliates .....................................................        1,103,745         293,411         841,527
      Distributions to shareholders ..................................        2,063,165         486,300       1,439,926
   Accrued expenses and other liabilities ............................          334,877          68,211         164,551
                                                                         --------------    ------------  --------------
         Total liabilities ...........................................        8,571,466      10,905,285       5,018,914
                                                                         --------------    ------------  --------------
            Net assets, at value .....................................   $2,061,906,622    $513,706,735  $1,523,644,536
                                                                         ==============    ============  ==============
Net assets consist of:
   Paid-in capital ...................................................   $2,167,653,510    $533,537,138  $1,548,795,150
   Undistributed net investment income (distributions in excess of
      net investment income) .........................................          164,711          93,230        (312,504)
   Net unrealized appreciation (depreciation) ........................     (101,102,556)    (18,659,758)    (23,886,811)
   Accumulated net realized gain (loss) ..............................       (4,809,043)     (1,263,875)       (951,299)
                                                                         --------------    ------------  --------------
            Net assets, at value .....................................   $2,061,906,622    $513,706,735  $1,523,644,536
                                                                         ==============    ============  ==============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 119

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
February 28, 2009

                                                                                             FRANKLIN       FRANKLIN
                                                                            FRANKLIN      MASSACHUSETTS     MICHIGAN
                                                                        INSURED TAX-FREE     TAX-FREE       TAX-FREE
                                                                           INCOME FUND     INCOME FUND     INCOME FUND
                                                                        ----------------  -------------  --------------
CLASS A:
   Net assets, at value ..............................................   $1,807,929,028    $445,679,997  $1,318,955,497
                                                                         --------------    ------------  --------------
   Shares outstanding ................................................      161,411,158      40,747,494     114,893,331
                                                                         --------------    ------------  --------------
   Net asset value per share(a) ......................................   $        11.20    $      10.94  $        11.48
                                                                         --------------    ------------  --------------
   Maximum offering price per share (net asset value
      per share / 95.75%) ............................................   $        11.70    $      11.43  $        11.99
                                                                         --------------    ------------  --------------
CLASS B:
   Net assets, at value ..............................................   $   56,474,672                  $   30,624,788
                                                                         --------------    ------------  --------------
   Shares outstanding ................................................        5,016,901                       2,654,054
                                                                         --------------    ------------  --------------
   Net asset value and maximum offering price per share(a) ...........   $        11.26                  $        11.54
                                                                         --------------    ------------  --------------
CLASS C:
   Net assets, at value ..............................................   $  196,085,487    $ 68,026,738  $  173,295,342
                                                                         --------------    ------------  --------------
   Shares outstanding ................................................       17,330,111       6,167,689      14,930,613
                                                                         --------------    ------------  --------------
   Net asset value and maximum offering price per share(a) ...........   $        11.31    $      11.03  $        11.61
                                                                         --------------    ------------  --------------
ADVISOR CLASS:
   Net assets, at value ..............................................   $    1,417,435                  $      768,909
                                                                         --------------    ------------  --------------
   Shares outstanding ................................................          126,599                          66,901
                                                                         --------------    ------------  --------------
   Net asset value and maximum offering price per share ..............   $        11.20                  $        11.49
                                                                         --------------    ------------  --------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               120 | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
February 28, 2009

                                                                        FRANKLIN        FRANKLIN
                                                                        MINNESOTA         OHIO
                                                                        TAX-FREE        TAX-FREE
                                                                       INCOME FUND     INCOME FUND
                                                                      ------------   --------------
Assets:
   Investments in securities:
      Cost ........................................................   $733,176,345   $1,355,312,468
                                                                      ============   ==============
      Value .......................................................   $745,238,700   $1,368,050,027
   Cash ...........................................................      3,246,995           19,242
   Receivables:
      Investment securities sold ..................................      1,027,718               --
      Capital shares sold .........................................      1,819,451        3,089,844
      Interest ....................................................      6,580,216       16,302,686
   Other assets ...................................................          1,566            2,994
                                                                      ------------   --------------
         Total assets .............................................    757,914,646    1,387,464,793
                                                                      ------------   --------------
Liabilities:
   Payables:
      Capital shares redeemed .....................................        723,840        2,046,647
      Affiliates ..................................................        419,969          784,183
      Distributions to shareholders ...............................        661,815        1,245,390
   Accrued expenses and other liabilities .........................         84,936          164,889
                                                                      ------------   --------------
         Total liabilities ........................................      1,890,560        4,241,109
                                                                      ------------   --------------
            Net assets, at value ..................................   $756,024,086   $1,383,223,684
                                                                      ============   ==============
Net assets consist of:
   Paid-in capital ................................................   $749,483,359   $1,381,859,916
   Undistributed net investment income (distributions in excess
      of net investment income) ...................................       (476,567)         112,707
   Net unrealized appreciation (depreciation) .....................     12,062,355       12,737,559
   Accumulated net realized gain (loss) ...........................     (5,045,061)     (11,486,498)
                                                                      ------------   --------------
            Net assets, at value ..................................   $756,024,086   $1,383,223,684
                                                                      ============   ==============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 121

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
February 28, 2009

                                                                                 FRANKLIN        FRANKLIN
                                                                                 MINNESOTA         OHIO
                                                                                 TAX-FREE        TAX-FREE
                                                                                INCOME FUND     INCOME FUND
                                                                               ------------   --------------
CLASS A:
   Net assets, at value ....................................................   $653,811,846   $1,144,463,418
                                                                               ------------   --------------
   Shares outstanding ......................................................     55,422,885       94,729,704
                                                                               ------------   --------------
   Net asset value per share(a) ............................................   $      11.80   $        12.08
                                                                               ------------   --------------
   Maximum offering price per share (net asset value per share / 95.75%) ...   $      12.32   $        12.62
                                                                               ------------   --------------
CLASS B:
   Net assets, at value ....................................................                  $   36,628,871
                                                                                              --------------
   Shares outstanding ......................................................                       3,019,881
                                                                                              --------------
   Net asset value and maximum offering price per share(a) .................                  $        12.13
                                                                                              --------------
CLASS C:
   Net assets, at value ....................................................   $102,212,240   $  201,779,356
                                                                               ------------   --------------
   Shares outstanding ......................................................      8,596,852       16,546,684
                                                                               ------------   --------------
   Net asset value and maximum offering price per share(a) .................   $      11.89   $        12.19
                                                                               ------------   --------------
ADVISOR CLASS:
   Net assets, at value ....................................................                  $      352,039
                                                                                              --------------
   Shares outstanding ......................................................                          29,154
                                                                                              --------------
   Net asset value and maximum offering price per share ....................                  $        12.08
                                                                                              --------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               122 | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS
for the year ended February 28, 2009

                                                                        FRANKLIN        FRANKLIN
                                                       FRANKLIN       MASSACHUSETTS     MICHIGAN
                                                   INSURED TAX-FREE     TAX-FREE        TAX-FREE
                                                      INCOME FUND      INCOME FUND     INCOME FUND
                                                   ----------------   -------------   -------------
Investment income:
   Interest ....................................     $112,619,517     $ 26,790,618    $ 77,834,804
                                                     ------------     ------------    ------------
Expenses:
   Management fees (Note 3a) ...................        9,937,201        2,636,165       7,210,338
   Distribution fees: (Note 3c)
      Class A ..................................        1,910,836          456,535       1,344,435
      Class B ..................................          419,183               --         234,608
      Class C ..................................        1,141,517          434,385       1,066,007
   Transfer agent fees (Note 3e) ...............        1,034,644          199,629         662,699
   Custodian fees ..............................           31,989            7,943          23,148
   Reports to shareholders .....................          134,838           30,951          90,907
   Registration and filing fees ................          176,597           25,740          63,914
   Professional fees ...........................           96,282           32,930          58,111
   Trustees' fees and expenses .................           18,828            4,481          13,024
   Other .......................................          153,537           39,843          86,911
                                                     ------------     ------------    ------------
         Total expenses ........................       15,055,452        3,868,602      10,854,102
                                                     ------------     ------------    ------------
            Net investment income ..............       97,564,065       22,922,016      66,980,702
                                                     ------------     ------------    ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments ...       (4,393,757)      (1,245,152)       (816,329)
   Net change in unrealized appreciation
      (depreciation) on investments ............      (60,332,613)     (14,037,757)    (37,100,944)
                                                     ------------     ------------    ------------
Net realized and unrealized gain (loss) ........      (64,726,370)     (15,282,909)    (37,917,273)
                                                     ------------     ------------    ------------
Net increase (decrease) in net assets resulting
   from operations .............................     $ 32,837,695     $  7,639,107    $ 29,063,429
                                                     ============     ============    ============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 123

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS (CONTINUED)
for the year ended February 28, 2009

                                                    FRANKLIN       FRANKLIN
                                                    MINNESOTA        OHIO
                                                    TAX-FREE       TAX-FREE
                                                   INCOME FUND    INCOME FUND
                                                   -----------   ------------
Investment income:
   Interest ....................................   $32,813,799   $ 65,520,115
                                                   -----------   ------------
Expenses:
   Management fees (Note 3a) ...................     3,332,564      6,291,067
   Distribution fees: (Note 3c)
      Class A ..................................       593,263      1,108,263
      Class B ..................................            --        258,858
      Class C ..................................       559,052      1,217,917
   Transfer agent fees (Note 3e) ...............       283,271        574,287
   Custodian fees ..............................        10,079         20,009
   Reports to shareholders .....................        41,214         84,480
   Registration and filing fees ................        25,397         54,028
   Professional fees ...........................        35,268         55,725
   Trustees' fees and expenses .................         5,609         10,891
   Other .......................................        58,837        112,581
                                                   -----------   ------------
         Total expenses ........................     4,944,554      9,788,106
                                                   -----------   ------------
            Net investment income ..............    27,869,245     55,732,009
                                                   -----------   ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments ...    (2,737,401)   (10,025,945)
   Net change in unrealized appreciation
      (depreciation) on investments ............    19,252,804     22,764,647
                                                   -----------   ------------
Net realized and unrealized gain (loss) ........    16,515,403     12,738,702
                                                   -----------   ------------
Net increase (decrease) in net assets resulting
   from operations .............................   $44,384,648   $ 68,470,711
                                                   ===========   ============

   The accompanying notes are an integral part of these financial statements.


                               124 | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                FRANKLIN INSURED              FRANKLIN MASSACHUSETTS
                                                              TAX-FREE INCOME FUND             TAX-FREE INCOME FUND
                                                        --------------------------------   ---------------------------
                                                             YEAR ENDED FEBRUARY 28,         YEAR ENDED FEBRUARY 28,
                                                        --------------------------------   ---------------------------
                                                              2009            2008(a)          2009          2008(a)
                                                        ---------------   --------------   ------------   ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .........................    $   97,564,065   $   91,016,962   $ 22,922,016   $ 21,651,999
      Net realized gain (loss) from investments .....        (4,393,757)        (448,120)    (1,245,152)       218,139
      Net change in unrealized appreciation
         (depreciation) on investments ..............       (60,332,613)    (151,034,247)   (14,037,757)   (34,578,857)
                                                         --------------   --------------   ------------   ------------
            Net increase (decrease) in net assets
               resulting from operations ............        32,837,695      (60,465,405)     7,639,107    (12,708,719)
                                                         --------------   --------------   ------------   ------------
   Distributions to shareholders from:
      Net investment income:
         Class A ....................................       (86,060,828)     (83,230,413)   (20,022,854)   (19,594,778)
         Class B ....................................        (2,521,430)      (2,926,855)            --             --
         Class C ....................................        (6,824,256)      (5,414,621)    (2,517,773)    (2,160,545)
         Advisor Class ..............................           (39,345)              --             --             --
      Net realized gains:
         Class A ....................................                --         (254,713)            --        (55,882)
         Class B ....................................                --          (10,516)            --             --
         Class C ....................................                --          (18,578)            --         (7,157)
                                                         --------------   --------------   ------------   ------------
   Total distributions to shareholders ..............       (95,445,859)     (91,855,696)   (22,540,627)   (21,818,362)
                                                         --------------   --------------   ------------   ------------
   Capital share transactions: (Note 2)
         Class A ....................................       (45,201,620)     224,663,802      7,636,448     14,147,192
         Class B ....................................       (11,489,518)      (8,907,609)            --             --
         Class C ....................................        53,067,028       16,644,514      8,857,913      5,946,264
         Advisor Class ..............................         1,490,283               --             --             --
                                                         --------------   --------------   ------------   ------------
   Total capital share transactions .................        (2,133,827)     232,400,707     16,494,361     20,093,456
                                                         --------------   --------------   ------------   ------------
   Redemption fees ..................................                81            5,969            334            924
                                                         --------------   --------------   ------------   ------------
            Net increase (decrease) in net assets ...       (64,741,910)      80,085,575      1,593,175    (14,432,701)
Net assets:
   Beginning of year ................................     2,126,648,532    2,046,562,957    512,113,560    526,546,261
                                                         --------------   --------------   ------------   ------------
   End of year ......................................    $2,061,906,622   $2,126,648,532   $513,706,735   $512,113,560
                                                         ==============   ==============   ============   ============
Undistributed net investment income (distributions in
   excess of net investment income):
   End of year ......................................    $      164,711   $   (1,942,163)  $     93,230   $   (285,574)
                                                         ==============   ==============   ============   ============

(a)  For the year ended February 29.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 125

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                FRANKLIN MICHIGAN              FRANKLIN MINNESOTA
                                                               TAX-FREE INCOME FUND           TAX-FREE INCOME FUND
                                                        -------------------------------   ---------------------------
                                                              YEAR ENDED FEBRUARY 28,       YEAR ENDED FEBRUARY 28,
                                                        -------------------------------   ---------------------------
                                                              2009           2008(a)          2009          2008(a)
                                                        --------------   --------------   ------------   ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .........................   $   66,980,702   $   60,969,190   $ 27,869,245   $ 25,007,932
      Net realized gain (loss) from investments .....         (816,329)       1,102,166     (2,737,401)       419,172
      Net change in unrealized appreciation
         (depreciation) on investments ..............      (37,100,944)     (64,527,342)    19,252,804    (34,331,260)
                                                        --------------   --------------   ------------   ------------
            Net increase (decrease) in net assets
               resulting from operations ............       29,063,429       (2,455,986)    44,384,648     (8,904,156)
                                                        --------------   --------------   ------------   ------------
   Distributions to shareholders from:
      Net investment income:
         Class A ....................................      (58,712,814)     (55,027,672)   (24,869,215)   (22,626,575)
         Class B ....................................       (1,373,574)      (1,599,733)            --             --
         Class C ....................................       (6,169,869)      (4,666,968)    (3,099,312)    (2,389,710)
         Advisor Class ..............................          (17,725)              --             --             --
   Net realized gains:
         Class A ....................................               --       (1,154,802)            --             --
         Class B ....................................               --          (36,411)            --             --
         Class C ....................................               --         (111,395)            --             --
                                                        --------------   --------------   ------------   ------------
   Total distributions to shareholders ..............      (66,273,982)     (62,596,981)   (27,968,527)   (25,016,285)
                                                        --------------   --------------   ------------   ------------
   Capital share transactions: (Note 2)
         Class A ....................................       56,375,532       90,726,897     93,405,889     36,474,466
         Class B ....................................       (8,124,493)      (4,371,379)            --             --
         Class C ....................................       47,214,803       10,337,823     29,905,202      9,222,990
         Advisor Class ..............................          792,485               --             --             --
                                                        --------------   --------------   ------------   ------------
   Total capital share transactions .................       96,258,327       96,693,341    123,311,091     45,697,456
                                                        --------------   --------------   ------------   ------------
   Redemption fees ..................................               37            1,724          1,981          1,733
                                                        --------------   --------------   ------------   ------------
            Net increase (decrease) in net assets ...       59,047,811       31,642,098    139,729,193     11,778,748
Net assets:
   Beginning of year ................................    1,464,596,725    1,432,954,627    616,294,893    604,516,145
                                                        --------------   --------------   ------------   ------------
   End of year ......................................   $1,523,644,536   $1,464,596,725   $756,024,086   $616,294,893
                                                        ==============   ==============   ============   ============
Distributions in excess of net investment income
   included in net assets:
   End of year ......................................   $     (312,504)  $   (1,004,310)  $   (476,567)  $   (368,274)
                                                        ==============   ==============   ============   ============

(a)  For the year ended February 29.

   The accompanying notes are an integral part of these financial statements.


                               126 | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                 FRANKLIN OHIO
                                                              TAX-FREE INCOME FUND
                                                        -------------------------------
                                                            YEAR ENDED FEBRUARY 28,
                                                        -------------------------------
                                                             2009            2008(a)
                                                        --------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .........................   $   55,732,009   $   48,447,612
      Net realized gain (loss) from investments .....      (10,025,945)      (1,486,121)
      Net change in unrealized appreciation
         (depreciation) on investments ..............       22,764,647      (71,748,664)
                                                        --------------   --------------
            Net increase (decrease) in net assets
               resulting from operations ............       68,470,711      (24,787,173)
                                                        --------------   --------------
   Distributions to shareholders from:
      Net investment income:
         Class A ....................................      (47,067,244)     (41,008,313)
         Class B ....................................       (1,469,022)      (1,697,322)
         Class C ....................................       (6,852,940)      (5,268,781)
         Advisor Class ..............................           (7,023)              --
      Net realized gains:
         Class A ....................................               --         (343,160)
         Class B ....................................               --          (17,065)
         Class C ....................................               --          (50,745)
                                                        --------------   --------------
   Total distributions to shareholders ..............      (55,396,229)     (48,385,386)
                                                        --------------   --------------
   Capital share transactions: (Note 2)
         Class A ....................................      122,742,776       91,296,759
         Class B ....................................       (6,589,061)      (6,540,259)
         Class C ....................................       42,179,875       23,683,316
         Advisor Class ..............................          349,077               --
                                                        --------------   --------------
   Total capital share transactions .................      158,682,667      108,439,816
                                                        --------------   --------------
   Redemption fees ..................................            1,147            3,732
                                                        --------------   --------------
            Net increase (decrease) in net assets ...      171,758,296       35,270,989
Net assets:
   Beginning of year ................................    1,211,465,388    1,176,194,399
                                                        --------------   --------------
   End of year ......................................   $1,383,223,684   $1,211,465,388
                                                        ==============   ==============
Undistributed net investment income (distributions in
   excess of net investment income):
   End of year ......................................   $      112,707   $     (212,652)
                                                        ==============   ==============

(a)  For the year ended February 29.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 127

Franklin Tax-Free Trust

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-four separate funds, five of which are included in this report (Funds). The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Effective July 1, 2008, the Franklin Insured Tax-Free Income Fund, Franklin Michigan Tax-Free Income Fund and Franklin Ohio Tax-Free Income Fund began offering a new class of shares, Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A & CLASS C                             CLASS A, CLASS B, CLASS C & ADVISOR CLASS
-----------------                             -----------------------------------------
Franklin Massachusetts Tax-Free Income Fund   Franklin Insured Tax-Free Income Fund
Franklin Minnesota Tax-Free Income Fund       Franklin Michigan Tax-Free Income Fund
                                              Franklin Ohio Tax-Free Income Fund

Effective February 17, 2009, the following name changes occurred:

FORMER NAME                                           NEW NAME
-----------                                           -------------------------------------------
Franklin Massachusetts Insured Tax-Free Income Fund   Franklin Massachusetts Tax-Free Income Fund
Franklin Michigan Insured Tax-Free Income Fund        Franklin Michigan Tax-Free Income Fund
Franklin Minnesota Insured Tax-Free Income Fund       Franklin Minnesota Tax-Free Income Fund
Franklin Ohio Insured Tax-Free Income Fund            Franklin Ohio Tax-Free Income Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been


                               128 | Annual Report

Franklin Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. SECURITIES PURCHASED ON A WHEN-ISSUED AND DELAYED DELIVERY BASIS

The Funds may purchase securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

C. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.

The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of February 28, 2009, and have determined that no provision for income tax is required in the Funds' financial statements.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. Distributions from realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.


                              Annual Report | 129

Franklin Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

E. INSURANCE

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, there is a risk that in the event of an issuer default, the insurer may not be able to fulfill its obligations under the terms of the policy.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the Funds and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                              130 | Annual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST

At February 28, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

                                                     FRANKLIN              FRANKLIN MASSACHUSETTS
                                                 INSURED TAX-FREE                 TAX-FREE
                                                   INCOME FUND                  INCOME FUND
                                           ---------------------------   -------------------------
                                              SHARES         AMOUNT        SHARES        AMOUNT
                                           -----------   -------------   ----------   ------------
CLASS A SHARES:
Year ended February 28, 2009
   Shares sold .........................    36,202,614   $ 412,603,041    7,219,049   $ 81,575,484
   Shares issued on merger (Note 7) ....    11,431,481     138,549,550           --             --
   Shares issued in reinvestment of
      distributions ....................     4,714,948      54,017,557    1,000,143     11,166,730
   Shares redeemed .....................   (57,261,732)   (650,371,768)  (7,730,726)   (85,105,766)
                                           -----------   -------------   ----------   ------------
   Net increase (decrease) .............    (4,912,689)  $ (45,201,620)     488,466   $  7,636,448
                                           ===========   =============   ==========   ============
Year ended February 29, 2008
   Shares sold .........................    41,123,249   $ 499,160,173    5,711,345   $ 67,182,705
   Shares issued in reinvestment of
      distributions ....................     4,387,210      53,175,294      931,758     10,944,800
   Shares redeemed .....................   (27,046,194)   (327,671,665)  (5,451,860)   (63,980,313)
                                           -----------   -------------   ----------   ------------
   Net increase (decrease) .............    18,464,265   $ 224,663,802    1,191,243   $ 14,147,192
                                           ===========   =============   ==========   ============
CLASS B SHARES:
Year ended February 28, 2009
   Shares sold .........................       261,627   $   2,969,937
   Shares issued in reinvestment of
      distributions ....................       137,752       1,585,936
   Shares redeemed .....................    (1,408,274)    (16,045,391)
                                           -----------   -------------
   Net increase (decrease) .............    (1,008,895)  $ (11,489,518)
                                           ===========   =============
Year ended February 29, 2008
   Shares sold .........................       108,603   $   1,325,617
   Shares issued in reinvestment of
      distributions ....................       149,296       1,818,711
   Shares redeemed .....................      (992,006)    (12,051,937)
                                           -----------   -------------
   Net increase (decrease) .............      (734,107)  $  (8,907,609)
                                           ===========   =============
CLASS C SHARES:
Year ended February 28, 2009
   Shares sold .........................     8,171,227   $  94,165,836    1,797,453   $ 20,433,521
   Shares issued in reinvestment of
      distributions ....................       379,771       4,373,837      154,469      1,736,426
   Shares redeemed .....................    (3,998,878)    (45,472,645)  (1,201,028)   (13,312,034)
                                           -----------   -------------   ----------   ------------
   Net increase (decrease) .............     4,552,120   $  53,067,028      750,894   $  8,857,913
                                           ===========   =============   ==========   ============
Year ended February 29, 2008
   Shares sold .........................     3,544,247   $  43,372,926    1,257,097   $ 14,883,947
   Shares issued in reinvestment of
      distributions ....................       288,479       3,529,575      123,189      1,458,293
   Shares redeemed .....................    (2,474,610)    (30,257,987)    (879,082)   (10,395,976)
                                           -----------   -------------   ----------   ------------
   Net increase (decrease) .............     1,358,116   $  16,644,514      501,204   $  5,946,264
                                           ===========   =============   ==========   ============


                               Annual Report | 131

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                 FRANKLIN
                                             INSURED TAX-FREE
                                                INCOME FUND
                                           --------------------
                                            SHARES     AMOUNT
                                           -------   ----------
ADVISOR CLASS SHARES:
Period ended February 28, 2009(a)
   Shares sold .........................   124,946   $1,471,522
   Shares issued in reinvestment of
      distributions ....................     2,076       23,126
   Shares redeemed .....................      (423)      (4,365)
                                           -------   ----------
   Net increase (decrease) .............   126,599   $1,490,283
                                           =======   ==========

                                                FRANKLIN MICHIGAN            FRANKLIN MINNESOTA
                                                     TAX-FREE                     TAX-FREE
                                                   INCOME FUND                  INCOME FUND
                                           ---------------------------   -------------------------
                                              SHARES         AMOUNT        SHARES        AMOUNT
                                           -----------   -------------   ----------   ------------
CLASS A SHARES:
Year ended February 28, 2009
   Shares sold .........................    18,559,197   $ 218,215,013   13,826,368   $160,107,842
   Shares issued in reinvestment of
      distributions ....................     3,146,032      36,592,804    1,368,844     15,911,356
   Shares redeemed .....................   (17,312,598)   (198,432,285)  (7,203,039)   (82,613,309)
                                           -----------   -------------   ----------   ------------
   Net increase (decrease) .............     4,392,631   $  56,375,532    7,992,173   $ 93,405,889
                                           ===========   =============   ==========   ============
Year ended February 29, 2008
   Shares sold .........................    16,960,358   $ 205,298,531    8,038,778   $ 96,295,366
   Shares issued in reinvestment of
      distributions ....................     2,859,318      34,592,056    1,219,023     14,595,327
   Shares redeemed .....................   (12,332,626)   (149,163,690)  (6,220,117)   (74,416,227)
                                           -----------   -------------   ----------   ------------
   Net increase (decrease) .............     7,487,050   $  90,726,897    3,037,684   $ 36,474,466
                                           ===========   =============   ==========   ============
CLASS B SHARES:
Year ended February 28, 2009
   Shares sold .........................        21,401   $     255,650
   Shares issued in reinvestment of
      distributions ....................        82,415         965,252
   Shares redeemed .....................      (803,088)     (9,345,395)
                                           -----------   -------------
   Net increase (decrease) .............      (699,272)  $  (8,124,493)
                                           ===========   =============
Year ended February 29, 2008
   Shares sold .........................        21,785   $     264,343
   Shares issued in reinvestment of
      distributions ....................        95,046       1,155,502
   Shares redeemed .....................      (476,525)     (5,791,224)
                                           -----------   -------------
   Net increase (decrease) .............      (359,694)  $  (4,371,379)
                                           ===========   =============

(a)  For the period July 1, 2008 (effective date) to February 28, 2009.


                               132 | Annual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                               FRANKLIN MICHIGAN           FRANKLIN MINNESOTA
                                                    TAX-FREE                    TAX-FREE
                                                  INCOME FUND                 INCOME FUND
                                           -------------------------   -------------------------
                                             SHARES        AMOUNT        SHARES        AMOUNT
                                           ----------   ------------   ----------   ------------
CLASS C SHARES:
Year ended February 28, 2009
   Shares sold .........................    6,578,089   $ 78,665,502    3,511,015   $ 41,174,133
   Shares issued in reinvestment of
      distributions ....................      372,014      4,367,130      171,220      2,003,340
   Shares redeemed .....................   (3,096,660)   (35,817,829)  (1,149,121)   (13,272,271)
                                           ----------   ------------   ----------   ------------
   Net increase (decrease) .............    3,853,443   $ 47,214,803    2,533,114   $ 29,905,202
                                           ==========   ============   ==========   ============
Year ended February 29, 2008
   Shares sold .........................    2,534,340   $ 31,020,796    1,349,179   $ 16,272,187
   Shares issued in reinvestment of
      distributions ....................      276,888      3,385,163      117,894      1,421,575
   Shares redeemed .....................   (1,970,436)   (24,068,136)    (702,199)    (8,470,772)
                                           ----------   ------------   ----------   ------------
   Net increase (decrease) .............      840,792   $ 10,337,823      764,874   $  9,222,990
                                           ==========   ============   ==========   ============
ADVISOR CLASS SHARES:
Period ended February 28, 2009(a)
   Shares sold .........................       69,375   $    820,540
   Shares issued in reinvestment of
      distributions ....................          122          1,390
   Shares redeemed .....................       (2,596)       (29,445)
                                           ----------   ------------
   Net increase (decrease) .............       66,901   $    792,485
                                           ==========   ============

                                                   FRANKLIN OHIO
                                                     TAX-FREE
                                                    INCOME FUND
                                           ---------------------------
                                              SHARES         AMOUNT
                                           -----------   -------------
CLASS A SHARES:
Year ended February 28, 2009
   Shares sold .........................    21,090,258   $ 255,535,352
   Shares issued in reinvestment of
      distributions ....................     2,565,398      30,822,919
   Shares redeemed .....................   (13,777,887)   (163,615,495)
                                           -----------   -------------
   Net increase (decrease) .............     9,877,769   $ 122,742,776
                                           ===========   =============
Year ended February 29, 2008
   Shares sold .........................    15,743,152   $ 196,372,470
   Shares issued in reinvestment of
      distributions ....................     2,090,527      26,027,391
   Shares redeemed .....................   (10,525,907)   (131,103,102)
                                           -----------   -------------
   Net increase (decrease) .............     7,307,772   $  91,296,759
                                           ===========   =============

(a)  For the period July 1, 2008 (effective date) to February 28, 2009.


                               Annual Report | 133

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                 FRANKLIN OHIO
                                                    TAX-FREE
                                                  INCOME FUND
                                           -------------------------
                                             SHARES        AMOUNT
                                           ----------   ------------
CLASS B SHARES:
Year ended February 28, 2009
   Shares sold .........................       43,489   $    524,360
   Shares issued in reinvestment of
      distributions ....................       84,398      1,019,519
   Shares redeemed .....................     (673,655)    (8,132,940)
                                           ----------   ------------
   Net increase (decrease) .............     (545,768)  $ (6,589,061)
                                           ==========   ============
Year ended February 29, 2008
   Shares sold .........................       26,357   $    331,695
   Shares issued in reinvestment of
      distributions ....................       94,581      1,182,095
   Shares redeemed .....................     (643,960)    (8,054,049)
                                           ----------   ------------
   Net increase (decrease) .............     (523,022)  $ (6,540,259)
                                           ==========   ============
CLASS C SHARES:
Year ended February 28, 2009
   Shares sold .........................    5,749,303   $ 70,510,862
   Shares issued in reinvestment of
      distributions ....................      391,834      4,747,155
   Shares redeemed .....................   (2,752,071)   (33,078,142)
                                           ----------   ------------
   Net increase (decrease) .............    3,389,066   $ 42,179,875
                                           ==========   ============
Year ended February 29, 2008
   Shares sold .........................    3,353,584   $ 42,183,260
   Shares issued in reinvestment of
      distributions ....................      288,112      3,618,530
   Shares redeemed .....................   (1,760,678)   (22,118,474)
                                           ----------   ------------
   Net increase (decrease) .............    1,881,018   $ 23,683,316
                                           ==========   ============
ADVISOR CLASS SHARES:
Period ended February 28, 2009(a)
   Shares sold .........................       29,058   $    347,943
   Shares issued in reinvestment of
      distributions ....................          559          6,553
   Shares redeemed .....................         (463)        (5,419)
                                           ----------   ------------
   Net increase (decrease) .............       29,154   $    349,077
                                           ==========   ============

(a)  For the period July 1, 2008 (effective date) to February 28, 2009.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Funds are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                            AFFILIATION
----------                                                      ----------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent


                               134 | Annual Report

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Funds pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

ANNUALIZED FEE RATE                        NET ASSETS
-------------------   ---------------------------------------------------
      0.625%          Up to and including $100 million
      0.500%          Over $100 million, up to and including $250 million
      0.450%          Over $250 million, up to and including $7.5 billion
      0.440%          Over $7.5 billion, up to and including $10 billion
      0.430%          Over $10 billion, up to and including $12.5 billion
      0.420%          Over $12.5 billion, up to and including $15 billion
      0.400%          Over $15 billion, up to and including $17.5 billion
      0.380%          Over $17.5 billion, up to and including $20 billion
      0.360%          In excess of $20 billion

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Funds' compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                                             FRANKLIN       FRANKLIN
                           FRANKLIN       MASSACHUSETTS     MICHIGAN
                       INSURED TAX-FREE      TAX-FREE       TAX-FREE
                          INCOME FUND      INCOME FUND    INCOME FUND
                       ----------------   -------------   -----------
Reimbursement Plans:
   Class A .........          0.10%            0.10%          0.10%
Compensation Plans:
   Class B .........          0.65%              --           0.65%
   Class C .........          0.65%            0.65%          0.65%


                               Annual Report | 135

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

                         FRANKLIN      FRANKLIN
                        MINNESOTA        OHIO
                         TAX-FREE      TAX-FREE
                       INCOME FUND   INCOME FUND
                       -----------   -----------
Reimbursement Plans:
   Class A .........       0.10%         0.10%
Compensation Plans:
   Class B .........         --          0.65%
   Class C .........       0.65%         0.65%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

                                                                        FRANKLIN        FRANKLIN
                                                       FRANKLIN       MASSACHUSETTS     MICHIGAN
                                                   INSURED TAX-FREE     TAX-FREE        TAX-FREE
                                                     INCOME FUND       INCOME FUND    INCOME FUND
                                                   ----------------   -------------   -----------
Sales charges retained net of commissions
   paid to unaffiliated broker/dealers .........        $571,889         $152,459       $510,590
Contingent deferred sales charges retained .....        $333,753         $ 27,622       $122,161

                                                     FRANKLIN      FRANKLIN
                                                    MINNESOTA        OHIO
                                                    TAX-FREE       TAX-FREE
                                                   INCOME FUND   INCOME FUND
                                                   -----------   -----------
Sales charges retained net of commissions
   paid to unaffiliated broker/dealers .........     $268,950      $534,773
Contingent deferred sales charges retained .....     $ 21,196      $126,625

E. TRANSFER AGENT FEES

For the year ended February 28, 2009, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                                 FRANKLIN        FRANKLIN
                                FRANKLIN       MASSACHUSETTS     MICHIGAN
                            INSURED TAX-FREE     TAX-FREE        TAX-FREE
                              INCOME FUND       INCOME FUND    INCOME FUND
                            ----------------   -------------   -----------
Transfer agent fees .....        $576,805         $124,302       $431,824

                              FRANKLIN      FRANKLIN
                             MINNESOTA        OHIO
                              TAX-FREE      TAX-FREE
                            INCOME FUND   INCOME FUND
                            -----------   -----------
Transfer agent fees .....     $183,938      $354,731


                               136 | Annual Report

Franklin Tax-Free Trust

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At February 28, 2009, the capital loss carryforwards were as follows:

                                                                FRANKLIN       FRANKLIN
                                              FRANKLIN       MASSACHUSETTS     MICHIGAN
                                          INSURED TAX-FREE      TAX-FREE       TAX-FREE
                                             INCOME FUND      INCOME FUND    INCOME FUND
                                          ----------------   -------------   -----------
Capital loss carryforwards expiring in:
   2016 ...............................        $ 22,960          $    --       $     --
   2017 ...............................         798,241           33,682        472,758
                                               --------          -------       --------
                                               $821,201          $33,682       $472,758
                                               ========          =======       ========

                                            FRANKLIN      FRANKLIN
                                           MINNESOTA        OHIO
                                            TAX-FREE      TAX-FREE
                                          INCOME FUND   INCOME FUND
                                          -----------   -----------
Capital loss carryforwards expiring in:
   2010 ...............................    $  788,761    $       --
   2015 ...............................     1,475,000            --
   2016 ...............................            --        73,849
   2017 ...............................     1,004,796     3,842,081
                                           ----------    ----------
                                           $3,268,557    $3,915,930
                                           ==========    ==========

On February 28, 2009, the Franklin Minnesota Tax-Free Income Fund had expired capital loss carryforwards of $89,650, which were reclassified to paid-in capital.

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At February 28, 2009, deferred losses were as follows:

  FRANKLIN       FRANKLIN       FRANKLIN      FRANKLIN
  INSURED     MASSACHUSETTS     MICHIGAN     MINNESOTA
  TAX-FREE       TAX-FREE       TAX-FREE      TAX-FREE
INCOME FUND    INCOME FUND    INCOME FUND   INCOME FUND
-----------   -------------   -----------   -----------
 $3,987,842     $1,230,193      $393,374      $695,951

The tax character of distributions paid during the years ended February 28, 2009 and February 29, 2008, was as follows:

                                      FRANKLIN INSURED         FRANKLIN MASSACHUSETTS
                                    TAX-FREE INCOME FUND        TAX-FREE INCOME FUND
                                 -------------------------   -------------------------
                                     2009          2008          2009          2008
                                 -----------   -----------   -----------   -----------
Distributions paid from:
   Tax exempt income .........   $95,445,859   $91,571,889   $22,540,627   $21,755,323
   Long term capital gain ....            --       283,807            --        63,039
                                 -----------   -----------   -----------   -----------
                                 $95,445,859   $91,855,696   $22,540,627   $21,818,362
                                 ===========   ===========   ===========   ===========


                               Annual Report | 137

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)

                                     FRANKLIN MICHIGAN           FRANKLIN MINNESOTA
                                    TAX-FREE INCOME FUND        TAX-FREE INCOME FUND
                                 -------------------------   -------------------------
                                     2009          2008          2009          2008
                                 -----------   -----------   -----------   -----------
Distributions paid from:
   Tax exempt income .........   $66,273,982   $61,294,373   $27,968,527   $25,016,285
   Long term capital gain ....            --     1,302,608            --            --
                                 -----------   -----------   -----------   -----------
                                 $66,273,982   $62,596,981   $27,968,527   $25,016,285
                                 ===========   ===========   ===========   ===========

                                       FRANKLIN OHIO
                                    TAX-FREE INCOME FUND
                                 -------------------------
                                     2009          2008
                                 -----------   -----------
Distributions paid from:
   Tax exempt income .........   $55,396,229   $47,974,416
   Long term capital gain ....            --       410,970
                                 -----------   -----------
                                 $55,396,229   $48,385,386
                                 ===========   ===========

At February 28, 2009, the cost of investments, net unrealized appreciation (depreciation), undistributed tax exempt and ordinary income and undistributed capital gains for income tax purposes were as follows:

                                                                      FRANKLIN         FRANKLIN
                                                     FRANKLIN       MASSACHUSETTS      MICHIGAN
                                                 INSURED TAX-FREE      TAX-FREE        TAX-FREE
                                                    INCOME FUND      INCOME FUND      INCOME FUND
                                                 ----------------   -------------   --------------
Cost of investments ..........................    $2,137,871,936     $532,015,511   $1,524,583,804
                                                  ==============     ============   ==============
Unrealized appreciation ......................    $   43,503,583     $ 15,605,755   $   50,812,123
Unrealized depreciation ......................      (144,459,535)     (34,168,332)     (74,585,560)
                                                  --------------     ------------   --------------
Net unrealized appreciation (depreciation) ...    $ (100,955,952)    $(18,562,577)  $  (23,773,437)
                                                  ==============     ============   ==============
Distributable earnings -
   undistributed tax exempt income ...........    $    2,081,273     $    482,349   $      928,879
                                                  ==============     ============   ==============

                                                   FRANKLIN        FRANKLIN
                                                   MINNESOTA         OHIO
                                                   TAX-FREE        TAX-FREE
                                                  INCOME FUND     INCOME FUND
                                                 ------------   --------------
Cost of investments ..........................   $734,150,393   $1,362,711,914
                                                 ============   ==============
Unrealized appreciation ......................   $ 23,414,597   $   50,271,803
Unrealized depreciation ......................    (12,326,290)     (44,933,690)
                                                 ------------   --------------
Net unrealized appreciation (depreciation) ...   $ 11,088,307   $    5,338,113
                                                 ============   ==============
Distributable earnings -
   undistributed tax exempt income ...........   $     78,742   $    1,186,974
                                                 ============   ==============


                               138 | Annual Report

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of bond discounts and wash sales.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended February 28, 2009, were as follows:

                                                              FRANKLIN       FRANKLIN
                                            FRANKLIN       MASSACHUSETTS     MICHIGAN
                                        INSURED TAX-FREE      TAX-FREE       TAX-FREE
                                           INCOME FUND      INCOME FUND     INCOME FUND
                                        ----------------   -------------   ------------
Purchases ...........................     $319,137,457      $53,964,340    $355,735,239
Sales ...............................     $530,831,025      $38,511,303    $241,700,401

                                          FRANKLIN       FRANKLIN
                                          MINNESOTA        OHIO
                                          TAX-FREE       TAX-FREE
                                         INCOME FUND   INCOME FUND
                                        ------------   ------------
Purchases ...........................   $275,240,127   $304,784,128
Sales ...............................   $144,369,150   $144,968,936

6. CONCENTRATION OF RISK

Each of the funds invest a large percentage of its total assets in obligations of issuers within its respective state and U.S. territories, except for the Franklin Insured Tax-Free Income Fund. Such concentration may subject the funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states and U.S. territories. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the funds to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

7. MERGER

On May 21, 2008, the Franklin Insured Tax-Free Income Fund acquired the net assets of Franklin Florida Insured Tax-Free Income Fund pursuant to a plan of reorganization approved by Franklin Florida Insured Tax-Free Income Fund's shareholders. The merger was accomplished by a tax-free exchange of 11,431,481 shares of the Franklin Insured Tax-Free Income Fund (valued at $12.12) for the net assets of the Franklin Florida Insured Tax-Free Income Fund which aggregated $138,549,550, including $4,016,955 of unrealized appreciation (depreciation). The combined net assets of the Franklin Insured Tax-Free Income Fund immediately after the merger was $2,438,796,882.


                              Annual Report | 139

Franklin Tax-Free Trust

8. CREDIT FACILITY

Effective January 23, 2009, the Funds, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period, the Funds incurred commitment fees of $1,511 of their pro rata portion of the Global Credit Facility, which is reflected in Other expenses on the Statements of Operations. During the year ended February 28, 2009, the Funds did not utilize the Global Credit Facility.

9. FAIR VALUE MEASUREMENTS

The Funds adopted Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157), on March 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Funds have determined that the implementation of SFAS 157 did not have a material impact on the Funds' financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

At February 28, 2009, all of the Funds' investments in securities carried at fair value were in Level 2 inputs.


                               140 | Annual Report

Franklin Tax-Free Trust

ABBREVIATIONS

SELECTED PORTFOLIO

AMBAC - American Municipal Bond Assurance Corp.
BHAC  - Berkshire Hathaway Assurance Corp.
BIG   - Bond Investors Guaranty Insurance Co. (acquired by
        MBIA in 1989 and no longer does business under
        this name)
CDA   - Community Development Authority/Agency
CDD   - Community Development District
CIFG  - CDC IXIS Financial Guaranty
COP   - Certificate of Participation
EDA   - Economic Development Authority
EDC   - Economic Development Corp.
ETM   - Escrow to Maturity
FGIC  - Financial Guaranty Insurance Co.
FSA   - Financial Security Assurance Inc.
GNMA  - Government National Mortgage Association
GO    - General Obligation
HDA   - Housing Development Authority/Agency
HDC   - Housing Development Corp.
HFA   - Housing Finance Authority/Agency
HFAR  - Housing Finance Authority Revenue
HFC   - Housing Finance Corp.
HMR   - Home Mortgage Revenue
ID    - Improvement District
IDA   - Industrial Development Authority/Agency
IDAR  - Industrial Development Authority Revenue
IDR   - Industrial Development Revenue
ISD   - Independent School District
MBIA  - Municipal Bond Investors Assurance Corp.
MFHR  - Multi-Family Housing Revenue
MFMR  - Multi-Family Mortgage Revenue
MFR   - Multi-Family Revenue
MTA   - Metropolitan Transit Authority
PBA   - Public Building Authority
PCR   - Pollution Control Revenue
PFAR  - Public Financing Authority Revenue
PUD   - Public Utility District
RDA   - Redevelopment Agency/Authority
RDAR  - Redevelopment Agency Revenue
RMR   - Residential Mortgage Revenue
SFM   - Single Family Mortgage
SFMR  - Single Family Mortgage Revenue
USD   - Unified/Union School District
XLCA  - XL Capital Assurance


                               Annual Report | 141

Franklin Tax-Free Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN TAX-FREE TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Insured Tax-Free Income Fund, Franklin Massachusetts Tax-Free Income Fund (formerly Franklin Massachusetts Insured Tax-Free Income Fund), Franklin Michigan Tax-Free Income Fund (formerly Franklin Michigan Insured Tax-Free Income Fund), Franklin Minnesota Tax-Free Income Fund (formerly Franklin Minnesota Insured Tax-Free Income Fund) and Franklin Ohio Tax-Free Income Fund (formerly Franklin Ohio Insured Tax-Free Income Fund) (separate portfolios of Franklin Tax-Free Trust, hereafter referred to as the "Funds") at February 28, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

San Francisco, California
April 17, 2009


                               142 | Annual Report

Franklin Tax-Free Trust

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds designate 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 28, 2009. A portion of the Fund's exempt-interest dividends may be subject to the federal alternative minimum tax. In January 2010, shareholders will be notified of amounts for use in preparing their 2009 income tax returns.


                               Annual Report | 143

Franklin Tax-Free Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION          TIME SERVED          BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
-----------------------------   ---------------   ------------------   -----------------------   -----------------------------------
HARRIS J. ASHTON (1932)         Trustee           Since 1984           136                       Bar-S Foods (meat packing company).
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ROBERT F. CARLSON (1928)        Trustee           Since 2007           113                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired; and FORMERLY, Vice President, senior member and President, Board of Administration, California Public Employees Retirement
Systems (CALPERS) (1971 - 2008); member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.

SAM GINN (1937)                 Trustee           Since 2007           113                       Chevron Corporation (global energy
One Franklin Parkway                                                                             company) and ICO Global
San Mateo, CA 94403-1906                                                                         Communications (Holdings) Limited
                                                                                                 (satellite company).
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC
(wireless company); Chairman of the Board and Chief Executive Officer, AirTouch
Communications (cellular communications) (1993-1998) and Pacific Telesis Groups
(telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952)         Trustee           Since 1998           136                       Hess Corporation (exploration and
One Franklin Parkway                                                                             refining of oil and gas), H.J.
San Mateo, CA 94403-1906                                                                         Heinz Company (processed foods and
                                                                                                 allied products), RTI International
                                                                                                 Metals, Inc. (manufacture and
                                                                                                 distribution of titanium), Canadian
                                                                                                 National Railway (railroad) and
                                                                                                 White Mountains Insurance Group,
                                                                                                 Ltd. (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison - United States Treasury Department (1988-1989).


                               144 | Annual Report

                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION          TIME SERVED          BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
-----------------------------   ---------------   ------------------   -----------------------   -----------------------------------
FRANK W.T. LAHAYE (1929)        Trustee           Since 1984           113                       Center for Creative Land Recycling
One Franklin Parkway                                                                             (brownfield redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).

FRANK A. OLSON (1932)           Trustee           Since 2005           136                       Hess Corporation (exploration and
One Franklin Parkway                                                                             refining of oil and gas) and
San Mateo, CA 94403-1906                                                                         Sentient Jet (private jet service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)        Trustee           Since 2007           143                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).

JOHN B. WILSON (1959)           Lead              Trustee since        113                       None
One Franklin Parkway            Independent       2007 and Lead
San Mateo, CA 94403-1906        Trustee           Independent
                                                  Trustee since 2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President - Corporate
Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION          TIME SERVED          BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
-----------------------------   ---------------   ------------------   -----------------------   -----------------------------------
**CHARLES B. JOHNSON (1933)     Trustee and       Since 1984           136                       None
One Franklin Parkway            Chairman of
San Mateo, CA 94403-1906        the Board

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.


                               Annual Report | 145

                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION          TIME SERVED          BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
-----------------------------   ---------------   ------------------   -----------------------   -----------------------------------
**GREGORY E. JOHNSON (1961)     Trustee           Since 2007           90                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director, Templeton
Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.

SHEILA AMOROSO (1959)           Vice President    Since 2000           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

JENNIFER J. BOLT (1964)         Chief             Since December       Not Applicable            Not Applicable
One Franklin Parkway            Executive         2008
San Mateo, CA 94403-1906        Officer -
                                Finance and
                                Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Executive Vice President - Operations and Technology, Franklin Resources, Inc.; Director, Templeton Global Advisors Limited; and
officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

RAFAEL R. COSTAS, JR. (1965)    Vice President    Since 2000           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)           Chief             Chief Compliance     Not Applicable            Not Applicable
One Franklin Parkway            Compliance        Officer since 2004
San Mateo, CA 94403-1906        Officer and       and Vice
                                Vice President    President -
                                - AML             AML Compliance
                                Compliance        since 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).


                               146 | Annual Report

                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION          TIME SERVED          BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
-----------------------------   ---------------   ------------------   -----------------------   -----------------------------------
LAURA F. FERGERSON (1962)       Treasurer,        Treasurer since      Not Applicable            Not Applicable
One Franklin Parkway            Chief Financial   2004, Chief
San Mateo, CA 94403-1906        Officer and       Financial Officer
                                Chief             and Chief
                                Accounting        Accounting Officer
                                Officer           since 2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).

DAVID P. GOSS (1947)            Vice President    Since 2000           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case maybe, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

RUPERT H. JOHNSON, JR. (1940)   President and     President since      Not Applicable            Not Applicable
One Franklin Parkway            Chief             1993 and Chief
San Mateo, CA 94403-1906        Executive         Executive Officer
                                Officer -         - Investment
                                Investment        Management
                                Management        since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.

KAREN L. SKIDMORE (1952)        Vice President    Since 2006           Not Applicable            Not Applicable
One Franklin Parkway            and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 30 of the investment companies in Franklin
Templeton Investments.


                               Annual Report | 147

                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION          TIME SERVED          BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
-----------------------------   ---------------   ------------------   -----------------------   -----------------------------------
CRAIG S. TYLE (1960)            Vice President    Since 2005           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

THOMAS WALSH (1961)             Vice President    Since 2000           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson and Jennifer J. Bolt.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2007. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               148 | Annual Report

Franklin Tax-Free Trust

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 24, 2009, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate tax-exempt funds within the Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund. Such material also discussed some of the actions taken by management in coping with problems arising out of the past year's financial upheaval.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund


                               Annual Report | 149

Franklin Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and high industry ranking given the Franklin Templeton website. Particular attention was given to the overall performance and actions taken by the Manager and its affiliates in response to problems arising out of the market turmoil and financial crisis experienced during the past year. In this respect, the Board noted that management's independent credit analysis and diligent risk management procedures had minimized exposure of funds within the Franklin Templeton complex to subprime mortgages and that its continuous monitoring of counterparty credit risk had limited fund exposure to firms experiencing financial difficulties like Bear Stearns and AIG. The same type of conservative approach and attention to risk had also prevented any structured investment products or other volatile instruments from being held in the portfolios of any of the money market funds within the Franklin Templeton complex, including the sweep money fund utilized by many of the Funds as part of their cash management. The Board also took into account, among other things, management's efforts in establishing a $725 million global credit facility for the benefit of the Funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to the mutual fund business. The Board also noted that during the past year Franklin Templeton Investments, like many other fund managers, had announced a hiring freeze and implemented employee reductions, and the Board discussed with management the nature of such reductions and steps being taken to minimize any negative impact on the nature and quality of services being provided the Funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the


                              150 | Annual Report

Franklin Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper report prepared for each individual Fund showed its investment performance or those of its Class A shares for a Fund having multiple share classes, in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended December 31, 2008, and for additional periods ended that date up to 10 years depending on when a particular Fund commenced operations. Investment performance was shown on an income return basis, as well as a total return basis for each Fund. The Lipper reports showed that the income return for each Fund was above the median of its Lipper universe for the one-year period with most being in the highest or second-highest quintile of their Lipper universe for the previous three-, five- and 10-year periods as well. The Lipper reports showed the total return for most such Funds to be above the median of their performance universe during 2008 with the majority being in the first or second-highest quintile of their performance universe during the previous three-, five- and 10-year periods on an annualized basis. The Board expressed satisfaction with such performance, noting that the investment objective of each of the Funds is to obtain a high level of tax-exempt income.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratios of each Fund in comparison with those of a group of funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon historical information taken from each Fund's most recent annual report and, as a result of the severe decline in mutual fund industry assets during the last quarter of 2008, is based on asset levels that are higher than the levels currently existing for most Funds. While recognizing the limitations inherent in Lipper's methodology and recognizing that current expense ratios may increase as assets decline, the Board believed that the independent analysis conducted by Lipper remained an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes an administrative charge as being part of the investment management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares for Funds having multiple share classes. The Lipper reports showed that the contractual investment management fee rates for each Fund were at or below the median of their respective Lipper expense groups. The Lipper reports further showed that the actual total expense rates for all Funds were below the medians of their respective Lipper expense groups. Based on the above, the Board was satisfied with the investment management fee and total expenses of each Fund in comparison to its Lipper expense group as shown in the Lipper reports.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services


                               Annual Report | 151

Franklin Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

to each of the individual Funds during the 12-month period ended September 30, 2008, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager's parent. During such period, the assets of the Franklin Templeton U.S. fund business were significantly higher than currently existing, and to such extent the profitability analysis does not reflect current fund operations. While taking this into account in assessing the significance of the Fund profitability analysis, the Board recognized such analysis was made at a given point in time and that the decline in assets and effect on profitability would be reflected in the profitability analysis covering Franklin Resources' 2009 fiscal year period. In reviewing the analysis, attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that while being continuously refined and reflecting changes in the Manager's own cost accounting, such allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds' independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Funds' Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005 when the offering of such shares was discontinued. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some Funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such Fund. The Board also noted that any economies of scale


                               152 | Annual Report

Franklin Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

are shared with each of these Funds and their shareholders through management fee breakpoints existing in each of the Funds' investment management agreements, so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreement with each Fund provides an initial fee of 0.625% on the first $100 million of assets; 0.5% on the next $150 million of assets; 0.45% on assets in excess of $250 million; with additional breakpoints beginning at 0.44% on assets in excess of $7.5 billion and continuing thereafter. In reviewing such structure, management stated its belief that this fee structure reaches a relatively low rate quickly as a Fund grows and that such low rate, in effect, reflects anticipated economies of scale as a Fund's assets increase. In support of such position, management pointed out the favorable effective management fee and total expense comparisons for each Fund within its Lipper expense group as previously discussed under "Comparative Expenses." The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement for each Fund provided a sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               Annual Report | 153

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

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

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT
(800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON FUNDS

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin Capital Growth Fund(1)
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund(3)
Franklin Small Cap Growth Fund(4)
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(5)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(6)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-/INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(8)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(9)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to
     Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

(4.) Effective 3/31/08, Franklin Small Cap Growth Fund II changed its name to
     Franklin Small Cap Growth Fund. The fund's investment goal and strategy remained the same.

(5.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(6.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7.) The fund invests primarily in insured municipal securities.

(8.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(9.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

12/08

Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)
One Franklin Parkway
San Mateo, CA 94403-1906

SIGN UP FOR EDELIVERY
Log onto franklintempleton.com and click "My Profile"

ANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN TAX-FREE TRUST

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TF1 A2009 04/09

                                   (GRAPHIC)

FEBRUARY 28, 2009

ANNUAL REPORT
AND SHAREHOLDER LETTER

Franklin Alabama Tax-Free Income Fund

Franklin Florida Tax-Free Income Fund

Franklin Georgia Tax-Free Income Fund

Franklin Kentucky Tax-Free Income Fund

Franklin Louisiana Tax-Free Income Fund

Franklin Maryland Tax-Free Income Fund

Franklin Missouri Tax-Free Income Fund

Franklin North Carolina Tax-Free Income Fund

Franklin Virginia Tax-Free Income Fund

SIGN UP FOR EDELIVERY
Log onto FRANKLINTEMPLETON.COM and click "My Profile"

                                                                 TAX-FREE INCOME

                            FRANKLIN TAX-FREE TRUST

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

                            FRANKLIN TEMPLETON INVESTMENTS

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

Not part of the annual report

Contents

SHAREHOLDER LETTER .......................................     1
ANNUAL REPORT
Municipal Bond Market Overview ...........................     4
Investment Strategy and Manager's Discussion .............     6
Franklin Alabama Tax-Free Income Fund ....................     7
Franklin Florida Tax-Free Income Fund ....................    15
Franklin Georgia Tax-Free Income Fund ....................    24
Franklin Kentucky Tax-Free Income Fund ...................    33
Franklin Louisiana Tax-Free Income Fund ..................    41
Franklin Maryland Tax-Free Income Fund ...................    49
Franklin Missouri Tax-Free Income Fund ...................    58
Franklin North Carolina Tax-Free Income Fund .............    66
Franklin Virginia Tax-Free Income Fund ...................    75
Financial Highlights and Statements of Investments .......    83
Financial Statements .....................................   144
Notes to Financial Statements ............................   155
Report of Independent Registered Public Accounting Firm ..   171
Tax Designation ..........................................   172
Board Members and Officers ...............................   173
Shareholder Information ..................................   178

SHAREHOLDER LETTER

Dear Shareholder:

The 12-month period ended February 28, 2009, was an extraordinary and stressful time for investors and those of us who have worked in financial markets for many years. During this turbulent period, the U.S. recession deepened, credit markets froze and housing prices plummeted. Most stocks and bonds suffered major losses as investors worried about an uncertain future. With a new president, Barack Obama, the country and the financial markets were eager to see how effectively the government could address these problems. Although this environment is bound to provoke great concern, we think it is important to put short-term market developments in perspective. Keep in mind that as daunting as current conditions may be, we have navigated through other periods of high market volatility and remain committed to our long-term perspective and disciplined investment philosophy.

With the economy officially in recession since December 2007, economic growth contracted during the 12-month reporting period. The national housing market continued its severe correction with drops in housing starts and prices. The Conference Board's Consumer Confidence Index dropped to the lowest level since it began in 1967. The unemployment rate rose from 4.8% to 8.1% over the 12-month period.(1)

In response to these economic conditions, the Federal Open Market Committee lowered the federal funds target rate from 3.00% at the beginning of the period to a range of 0% to 0.25% by period-end. The Federal Reserve Board's (Fed's) current challenge is to soften the effects of the economic recession, reduce deflation risks and maintain a healthy financial system to restart lending throughout the economy. At period-end, the Fed did not seem to regard inflation as an immediate threat. The Fed and the U.S. Treasury also continued to take steps they thought were necessary to preserve the integrity of U.S. and global financial markets.

(1.) Source: Bureau of Labor Statistics.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                        Not part of the annual report | 1

It was the freezing of credit and financial markets in the U.S. and the rest of the world that was the dominant -- and still developing -- story. Despite various attempts by the Fed and the Treasury Department to inject liquidity into the system and "rescue" such companies as Bear Stearns, Fannie Mae, Freddie Mac, Merrill Lynch and American International Group, fears and concerns about the health of our major financial institutions created a crisis on Wall Street that we believe has not been seen since the 1930s. These fears intensified when Lehman Brothers filed for bankruptcy in September 2008. In early October the Senate and House approved a modified troubled asset relief plan, or TARP, providing aid for financial institutions. As the crisis of confidence and credit freeze spread around the world, many other countries and central banks took measures to promote liquidity and help financial institutions within their own borders. The U.S. government took additional steps to prevent a worsening of the economic situation, including the provision of loans to General Motors and Chrysler, which allowed them to develop restructuring plans and avoid bankruptcy in the near term. Largely in reaction to financial market upheaval, the 10-year Treasury yield experienced considerable volatility and declined from 3.53% to 3.02% over the period, reflecting a "flight to quality" by investors the world over.

On February 17, 2009, President Obama signed into law a $787 billion stimulus plan known as the American Recovery and Reinvestment Act of 2009, which, at the least, is expected by many to cushion the effects of the ongoing recession for taxpayers, consumers, businesses, and state and local governments. At most, others expect the Act will end the recession and promote renewed growth.

Almost every major market experienced unusually volatile performance during the reporting period. The municipal bond market, as measured by the Barclays Capital (BC; formerly, Lehman Brothers) Municipal Bond Index, lost value in the second half of 2008 but rebounded in 2009. The index returned +5.18% for the 12-month review period.(2) Long-term municipal bonds, which generally make up the majority of our portfolios, had a -0.61% return for the same period.(3)

We believe it is especially important during difficult times to keep a clear head and long-term outlook and to consult with your financial advisor. Your financial advisor can review your portfolio and help you reassess your needs, goals and

(2.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.

(3.) Source: (C) 2009 Morningstar. The BC Municipal Long Bond Index is the long
     (22+ years) component of the BC Municipal Bond Index.


                       2 | Not part of the annual report
risk tolerance. Investors with discipline and a sound investment plan may find favorable long-term opportunities when markets decline.

In the enclosed annual report for Franklin Tax-Free Trust, the portfolio managers discuss municipal bond market conditions, investment decisions and Fund performance during the period. You can also find other performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices. Municipal bonds provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds have a solid long-term record of performance, driven mostly by their income component.

Please check our website at FRANKLINTEMPLETON.COM for special portfolio manager commentary during this period of uncertainty. Although market conditions are constantly changing, we remain committed to our disciplined strategy as we manage the Funds, keeping in mind the trust you have placed in us. We appreciate your confidence and encourage you to contact us when you have questions about your Franklin Templeton tax-free investment.

Sincerely,


/s/ Charles B. Johnson
Charles B. Johnson
Chairman
Franklin Tax-Free Trust


/s/ Sheila Amoroso
Sheila Amoroso


/s/ Rafael R. Costas Jr.
Rafael R. Costas Jr.

Senior Vice Presidents and Co-Directors
Franklin Municipal Bond Department

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF FEBRUARY 28, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                        Not part of the annual report | 3

Annual Report

Municipal Bond Market Overview

The year ended February 28, 2009, was highly unusual for the municipal bond market. Municipal bonds provide investors with tax-free income and historically have been a relatively stable, low-volatility investment. Municipal bond funds have also provided portfolio diversification, helping offset the volatility of higher risk asset classes, such as equities and many other fixed income securities. For the 12-month period ended February 28, 2009, the Barclays Capital (BC; formerly, Lehman Brothers) Municipal Bond Index had a +5.18% total return compared with the +5.91% return of the BC U.S. Treasury Index.(1) However, the year under review certainly could not be described as stable or low volatility for the municipal bond market.

The municipal bond market's problems started with the collapse of a few leveraged hedge funds, whose strategy was mainly focused on leveraging exposure to subprime mortgage-related collateralized debt obligations (CDOs). The damaging effects from such subprime-related exposure rapidly spread to other markets. The falling prices of the CDOs, due to illiquidity and increased expectations for mortgage defaults, led credit rating agencies to downgrade financial guaranty companies early in 2008. In 2008, the four major municipal insurers, AMBAC, MBIA, FGIC and FSA had been insuring nearly half of new-issue municipal bonds and had maintained AAA ratings for many years. Although historically they had been very good risk managers, during 2008 these insurers were downgraded below AAA.

The downgrades initially did not concern us because many of the issuers that used insurance were of high quality, and investment-grade municipal bonds had a historical default rate of less than 1%.(2) However, the downgrades shocked the market and caused problems for hedge funds and other leveraged market

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The BC U.S. Treasury Index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more. All issues must have at least one year to final maturity regardless of call features, have at least $250 million par amount outstanding and be rated investment grade (Baa3 or better). They must also be dollar denominated, nonconvertible and publicly issued.

(2.) Source: Standard & Poor's, "U.S. Municipal Ratings Transitions and
     Defaults, 1986-2009," RATINGSDIRECT, 3/11/09.


                                4 | Annual Report
participants. As insured bonds declined in value during 2008, many hedge funds that had built up large municipal bond positions were forced to sell their insured bonds. This resulted in a significant supply/demand imbalance, and the value of insured bonds continued to plummet. Historically, insured bonds traded at higher prices than uninsured bonds; however, the value of insurance eroded considerably. At the same time, the auction rate securities market collapsed. Although traditional, non-leveraged mutual funds, retail buyers and property-and-casualty companies continued to support the market, the selling was overwhelming and caused some of the municipal bond market's worst performance in its history.

The municipal bond market stabilized through the spring and summer of 2008. Unfortunately, during this time the credit crisis started to spread across the globe and no market was spared, except for Treasuries. Market psychology turned bearish as the credit crunch took hold. Access to credit was effectively shut down for close to a month, which spurred the Treasury and Federal Reserve Board to devise plans to ease the credit crisis.

September and October brought trends similar to those early in the period. The municipal bond market had even fewer buyers, mostly plain vanilla mutual funds and individual investors. Once again, selling by hedge funds and leveraged investors meeting redemptions was overwhelming and caused steep price declines. The leveraged participants had used a strategy focused on long-maturity bonds, and as they sold these positions, the long end of the yield curve was most adversely affected. Interest rates continued to climb higher toward the end of 2008 as demand waned.

So far, early 2009 appeared more positive. The forced selling by hedge funds and leveraged funds subsided, and positive cash flows once again characterized the market. Helping the municipal bond market were bond coupon payments at the beginning of 2009, a small new-issue calendar, and news that municipal issuers will benefit from the federal government's stimulus package, although we still expect volatility in the near term. During the reporting period, we had the opportunity to purchase bonds at higher yields than were available in many years, which supported our Funds' dividend distributions. At period-end, we continued to be active in the market and felt that municipal bonds at current yields represented an attractive long-term opportunity. On February 28, 2009, yields for 10- and 30-year high-grade municipal bonds continued to exceed comparable Treasury yields, which is highly unusual.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF FEBRUARY 28, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                                Annual Report | 5

Investment Strategy and Manager's Discussion

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, each Fund's portfolio becomes well diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to under-performance in adverse markets. We generally stay fully invested to maximize income distribution.

The mixture of our value-oriented philosophy of investing primarily for income and a positive sloping municipal yield curve favored the use of longer-term bonds. Consequently, we sought to purchase bonds from 15 to 30 years in maturity with good call features. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               6 | Annual Report

Franklin Alabama Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Alabama Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Alabama personal income taxes as is consistent with prudent investing while seeking preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

CREDIT QUALITY BREAKDOWN*
Franklin Alabama Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/09**

                                  (PIE CHART)

AAA ...............   22.2%
AA ................   23.0%
A .................   23.6%
BBB ...............    8.4%
Not Rated by S&P ..   22.8%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS                  MOODY'S   INTERNAL
-------                  -------   --------
AAA or Aaa                  --       0.1%
AA                         3.2%       --
A                          8.0%       --
BBB or Baa                 7.6%      3.6%
Below Investment Grade     0.3%       --
                          ----       ---
Total                     19.1%      3.7%

This annual report for Franklin Alabama Tax-Free Income Fund covers the fiscal year ended February 28, 2009.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, decreased from $10.84 on February 29, 2008, to $10.59 on February 28, 2009. The Fund's

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 85.


                                Annual Report | 7

DIVIDEND DISTRIBUTIONS*
Franklin Alabama Tax-Free Income Fund

                    DIVIDEND PER SHARE
                 -----------------------
MONTH              CLASS A     CLASS C
-----            ----------   ----------
March 2008       3.95 cents   3.39 cents
April 2008       3.95 cents   3.39 cents
May 2008         3.95 cents   3.39 cents
June 2008        3.95 cents   3.43 cents
July 2008        3.95 cents   3.43 cents
August 2008      3.95 cents   3.43 cents
September 2008   4.00 cents   3.49 cents
October 2008     4.00 cents   3.49 cents
November 2008    4.00 cents   3.49 cents
December 2008    4.00 cents   3.54 cents
January 2009     4.00 cents   3.54 cents
February 2009    4.00 cents   3.54 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Class A shares paid dividends totaling 47.35 cents per share for the same period.(2) The Performance Summary beginning on page 10 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.34% based on an annualization of the current 4.00 cent per share dividend and the maximum offering price of $11.06 on February 28, 2009. An investor in the 2009 maximum combined effective federal and Alabama personal income tax bracket of 38.25% would need to earn a distribution rate of 7.03% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

STATE UPDATE

During the reporting period, Alabama's economy fared better than many other state economies amid the national recession and subprime mortgage and credit crises. Although the state's home sales growth continued to soften, its foreclosure rate was one of the lowest in the country. Despite the national downturn, manufacturing remained a bright spot in Alabama's economy. Honda Manufacturing of Alabama began producing the Ridgeline pickup truck at its plant in Lincoln,

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                                8 | Annual Report
and announced that it will also begin producing the Accord V-6 sedan at this facility later in the year. Manufacturing activity related to the aerospace industry also helped to prop up the local economy. Many other sectors of Alabama's economy did not fare as well, however, and the state lost jobs in the construction, information, and professional and business services sectors. At period-end, Alabama's unemployment rate was 8.4%, compared with the 8.1% national rate.(3)

State officials historically have practiced conservative financial management, and constitutional provisions mandate expenditure cutbacks in the event of revenue shortfalls. Recent income and sales tax revenues have continued to decline, and officials plan to address the shortfall through several measures. However, Alabama's restrictive tax structure provides officials with little revenue raising flexibility. To finance capital needs, the state has made extensive use of revenue bonds issued through state agencies and departments. Therefore, Alabama's total debt ratio was low at $500 per capita and 1.6% of personal income.(4)

Standard & Poor's assigned Alabama's general obligation debt a rating of AA with a stable outlook.(5) The rating and outlook reflected the state's constitutional restrictions on expenditures, dedicated revenue streams for capital projects and debt service, and low general obligation debt burden.

MANAGER'S DISCUSSION

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Alabama Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

(3.) Source: Bureau of Labor Statistics.

(4.) Source: Standard & Poor's, "State Review: Alabama," RATINGSDIRECT, 7/15/08.

(5.) This does not indicate Standard & Poor's rating of the Fund.

PORTFOLIO BREAKDOWN
Franklin Alabama Tax-Free Income Fund
2/28/09

                                        % OF TOTAL
                                         LONG-TERM
                                       INVESTMENTS*
                                       ------------
Prerefunded                                22.2%
Utilities                                  15.7%
Hospital & Health Care                     15.4%
General Obligation                         12.5%
Higher Education                           11.9%
Subject to Government Appropriations        9.7%
Tax-Supported                               5.4%
Transportation                              3.9%
Housing                                     2.2%
Corporate-Backed                            1.1%

*    Does not include short-term investments and other net assets.


                                Annual Report | 9

Performance Summary as of 2/28/09

FRANKLIN ALABAMA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRALX)                    CHANGE   2/28/09   2/29/08
------------------------------             ------   -------   -------
Net Asset Value (NAV)                      -$0.25    $10.59    $10.84
DISTRIBUTIONS (3/1/08-2/28/09)
Dividend Income                  $0.4735

CLASS C (SYMBOL: FALEX)                    CHANGE   2/28/09   2/29/08
------------------------------             ------   -------   -------
Net Asset Value (NAV)                      -$0.24    $10.69    $10.93
DISTRIBUTIONS (3/1/08-2/28/09)
Dividend Income                  $0.4127

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY.

CLASS A                                             1-YEAR   5-YEAR   10-YEAR
------------------------------------------          ------   ------   -------
Cumulative Total Return(1)                          +2.18%   +11.56%  +44.50%
Average Annual Total Return(2)                      -2.16%    +1.33%   +3.30%
Avg. Ann. Total Return (3/31/09)(3)                 -5.04%    +1.35%   +3.25%
   Distribution Rate(4)                      4.34%
   Taxable Equivalent Distribution Rate(5)   7.03%
   30-Day Standardized Yield(6)              3.38%
   Taxable Equivalent Yield(5)               5.47%
   Total Annual Operating Expenses(7)        0.71%

CLASS C                                             1-YEAR   5-YEAR   10-YEAR
------------------------------------------          ------   ------   -------
Cumulative Total Return(1)                          +1.59%   +8.65%   +36.88%
Average Annual Total Return(2)                      +0.62%   +1.67%    +3.19%
Avg. Ann. Total Return (3/31/09)(3)                 -2.35%   +1.69%    +3.15%
   Distribution Rate(4)                      3.95%
   Taxable Equivalent Distribution Rate(5)   6.40%
   30-Day Standardized Yield(6)              2.99%
   Taxable Equivalent Yield(5)               4.84%
   Total Annual Operating Expenses(7)        1.26%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.


                               10 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (3/1/99-2/28/09)

                               (PERFORMANCE GRAPH)

                FRANKLIN
                 ALABAMA       BARCLAYS
                TAX-FREE       CAPITAL
                 INCOME       MUNICIPAL
   DATE      FUND - CLASS A   BOND INDEX     CPI
----------   --------------   ----------   -------
  3/1/1999       $ 9,574        $10,000    $10,000
 3/31/1999       $ 9,606        $10,014    $10,030
 4/30/1999       $ 9,623        $10,039    $10,103
 5/31/1999       $ 9,590        $ 9,981    $10,103
 6/30/1999       $ 9,471        $ 9,837    $10,103
 7/31/1999       $ 9,487        $ 9,873    $10,134
 8/31/1999       $ 9,353        $ 9,794    $10,158
 9/30/1999       $ 9,353        $ 9,798    $10,207
10/31/1999       $ 9,226        $ 9,692    $10,225
11/30/1999       $ 9,269        $ 9,795    $10,231
12/31/1999       $ 9,166        $ 9,722    $10,231
 1/31/2000       $ 9,080        $ 9,679    $10,261
 2/29/2000       $ 9,192        $ 9,792    $10,322
 3/31/2000       $ 9,409        $10,006    $10,407
 4/30/2000       $ 9,357        $ 9,947    $10,413
 5/31/2000       $ 9,315        $ 9,895    $10,426
 6/30/2000       $ 9,535        $10,157    $10,480
 7/31/2000       $ 9,642        $10,299    $10,505
 8/31/2000       $ 9,784        $10,457    $10,505
 9/30/2000       $ 9,714        $10,403    $10,559
10/31/2000       $ 9,810        $10,516    $10,578
11/30/2000       $ 9,889        $10,596    $10,584
12/31/2000       $10,068        $10,858    $10,578
 1/31/2001       $10,084        $10,965    $10,644
 2/28/2001       $10,127        $11,000    $10,687
 3/31/2001       $10,189        $11,099    $10,711
 4/30/2001       $10,085        $10,978    $10,754
 5/31/2001       $10,185        $11,097    $10,802
 6/30/2001       $10,284        $11,171    $10,821
 7/31/2001       $10,440        $11,336    $10,790
 8/31/2001       $10,624        $11,523    $10,790
 9/30/2001       $10,584        $11,484    $10,839
10/31/2001       $10,714        $11,621    $10,802
11/30/2001       $10,654        $11,523    $10,784
12/31/2001       $10,545        $11,414    $10,742
 1/31/2002       $10,664        $11,612    $10,766
 2/28/2002       $10,783        $11,752    $10,809
 3/31/2002       $10,616        $11,522    $10,869
 4/30/2002       $10,747        $11,747    $10,930
 5/31/2002       $10,831        $11,818    $10,930
 6/30/2002       $10,924        $11,943    $10,936
 7/31/2002       $11,056        $12,097    $10,948
 8/31/2002       $11,160        $12,242    $10,985
 9/30/2002       $11,412        $12,510    $11,003
10/31/2002       $11,270        $12,303    $11,021
11/30/2002       $11,245        $12,252    $11,021
12/31/2002       $11,460        $12,510    $10,997
 1/31/2003       $11,464        $12,479    $11,046
 2/28/2003       $11,599        $12,653    $11,131
 3/31/2003       $11,634        $12,661    $11,198
 4/30/2003       $11,740        $12,744    $11,173
 5/31/2003       $11,988        $13,043    $11,155
 6/30/2003       $11,961        $12,987    $11,167
 7/31/2003       $11,523        $12,533    $11,179
 8/31/2003       $11,650        $12,626    $11,222
 9/30/2003       $11,984        $12,997    $11,258
10/31/2003       $11,905        $12,932    $11,246
11/30/2003       $12,034        $13,067    $11,216
12/31/2003       $12,140        $13,175    $11,204
 1/31/2004       $12,225        $13,250    $11,258
 2/29/2004       $12,406        $13,450    $11,319
 3/31/2004       $12,386        $13,403    $11,392
 4/30/2004       $12,080        $13,086    $11,429
 5/31/2004       $12,051        $13,038    $11,495
 6/30/2004       $12,106        $13,086    $11,532
 7/31/2004       $12,257        $13,258    $11,514
 8/31/2004       $12,464        $13,524    $11,520
 9/30/2004       $12,541        $13,595    $11,544
10/31/2004       $12,652        $13,712    $11,605
11/30/2004       $12,545        $13,599    $11,611
12/31/2004       $12,700        $13,765    $11,568
 1/31/2005       $12,834        $13,894    $11,593
 2/28/2005       $12,792        $13,848    $11,660
 3/31/2005       $12,728        $13,760    $11,751
 4/30/2005       $12,896        $13,977    $11,830
 5/31/2005       $12,976        $14,076    $11,818
 6/30/2005       $13,035        $14,163    $11,824
 7/31/2005       $12,992        $14,099    $11,878
 8/31/2005       $13,096        $14,242    $11,939
 9/30/2005       $13,018        $14,146    $12,085
10/31/2005       $12,941        $14,060    $12,109
11/30/2005       $12,999        $14,127    $12,012
12/31/2005       $13,103        $14,249    $11,964
 1/31/2006       $13,127        $14,287    $12,055
 2/28/2006       $13,220        $14,383    $12,079
 3/31/2006       $13,162        $14,284    $12,146
 4/30/2006       $13,163        $14,279    $12,249
 5/31/2006       $13,198        $14,343    $12,310
 6/30/2006       $13,152        $14,289    $12,334
 7/31/2006       $13,281        $14,459    $12,371
 8/31/2006       $13,445        $14,673    $12,395
 9/30/2006       $13,528        $14,775    $12,334
10/31/2006       $13,599        $14,868    $12,267
11/30/2006       $13,718        $14,992    $12,249
12/31/2006       $13,670        $14,939    $12,267
 1/31/2007       $13,646        $14,901    $12,305
 2/28/2007       $13,813        $15,097    $12,371
 3/31/2007       $13,764        $15,060    $12,483
 4/30/2007       $13,810        $15,104    $12,564
 5/31/2007       $13,760        $15,038    $12,641
 6/30/2007       $13,698        $14,960    $12,666
 7/31/2007       $13,794        $15,076    $12,663
 8/31/2007       $13,719        $15,011    $12,639
 9/30/2007       $13,926        $15,233    $12,674
10/31/2007       $13,986        $15,301    $12,701
11/30/2007       $14,071        $15,398    $12,777
12/31/2007       $14,107        $15,441    $12,768
 1/31/2008       $14,206        $15,636    $12,832
 2/29/2008       $13,543        $14,920    $12,869
 3/31/2008       $13,955        $15,346    $12,980
 4/30/2008       $14,143        $15,526    $13,059
 5/31/2008       $14,255        $15,620    $13,169
 6/30/2008       $14,103        $15,443    $13,302
 7/31/2008       $14,128        $15,502    $13,372
 8/31/2008       $14,178        $15,683    $13,318
 9/30/2008       $13,423        $14,948    $13,300
10/31/2008       $13,258        $14,795    $13,166
11/30/2008       $13,232        $14,842    $12,913
12/31/2008       $13,374        $15,059    $12,780
 1/31/2009       $13,647        $15,610    $12,835
 2/28/2009       $13,834        $15,692    $12,899

AVERAGE ANNUAL TOTAL RETURN

CLASS A   2/28/09
-------   -------
1-Year    -2.16%
5-Year    +1.33%
10-Year   +3.30%

CLASS C (3/1/99-2/28/09)

                               (PERFORMANCE GRAPH)

                FRANKLIN
                 ALABAMA       BARCLAYS
                TAX-FREE       CAPITAL
                 INCOME        MUNICIPAL
   DATE      FUND - CLASS C   BOND INDEX     CPI
----------   --------------   ----------   -------
  3/1/1999       $10,000        $10,000    $10,000
 3/31/1999       $10,029        $10,014    $10,030
 4/30/1999       $10,050        $10,039    $10,103
 5/31/1999       $10,002        $ 9,981    $10,103
 6/30/1999       $ 9,882        $ 9,837    $10,103
 7/31/1999       $ 9,886        $ 9,873    $10,134
 8/31/1999       $ 9,743        $ 9,794    $10,158
 9/30/1999       $ 9,747        $ 9,798    $10,207
10/31/1999       $ 9,593        $ 9,692    $10,225
11/30/1999       $ 9,641        $ 9,795    $10,231
12/31/1999       $ 9,531        $ 9,722    $10,231
 1/31/2000       $ 9,437        $ 9,679    $10,261
 2/29/2000       $ 9,549        $ 9,792    $10,322
 3/31/2000       $ 9,768        $10,006    $10,407
 4/30/2000       $ 9,710        $ 9,947    $10,413
 5/31/2000       $ 9,662        $ 9,895    $10,426
 6/30/2000       $ 9,885        $10,157    $10,480
 7/31/2000       $ 9,999        $10,299    $10,505
 8/31/2000       $10,133        $10,457    $10,505
 9/30/2000       $10,055        $10,403    $10,559
10/31/2000       $10,150        $10,516    $10,578
11/30/2000       $10,227        $10,596    $10,584
12/31/2000       $10,415        $10,858    $10,578
 1/31/2001       $10,417        $10,965    $10,644
 2/28/2001       $10,457        $11,000    $10,687
 3/31/2001       $10,515        $11,099    $10,711
 4/30/2001       $10,404        $10,978    $10,754
 5/31/2001       $10,511        $11,097    $10,802
 6/30/2001       $10,598        $11,171    $10,821
 7/31/2001       $10,763        $11,336    $10,790
 8/31/2001       $10,947        $11,523    $10,790
 9/30/2001       $10,901        $11,484    $10,839
10/31/2001       $11,029        $11,621    $10,802
11/30/2001       $10,963        $11,523    $10,784
12/31/2001       $10,836        $11,414    $10,742
 1/31/2002       $10,962        $11,612    $10,766
 2/28/2002       $11,079        $11,752    $10,809
 3/31/2002       $10,903        $11,522    $10,869
 4/30/2002       $11,032        $11,747    $10,930
 5/31/2002       $11,112        $11,818    $10,930
 6/30/2002       $11,202        $11,943    $10,936
 7/31/2002       $11,342        $12,097    $10,948
 8/31/2002       $11,432        $12,242    $10,985
 9/30/2002       $11,694        $12,510    $11,003
10/31/2002       $11,534        $12,303    $11,021
11/30/2002       $11,503        $12,252    $11,021
12/31/2002       $11,727        $12,510    $10,997
 1/31/2003       $11,716        $12,479    $11,046
 2/28/2003       $11,858        $12,653    $11,131
 3/31/2003       $11,878        $12,661    $11,198
 4/30/2003       $11,980        $12,744    $11,173
 5/31/2003       $12,236        $13,043    $11,155
 6/30/2003       $12,203        $12,987    $11,167
 7/31/2003       $11,753        $12,533    $11,179
 8/31/2003       $11,875        $12,626    $11,222
 9/30/2003       $12,218        $12,997    $11,258
10/31/2003       $12,122        $12,932    $11,246
11/30/2003       $12,245        $13,067    $11,216
12/31/2003       $12,347        $13,175    $11,204
 1/31/2004       $12,427        $13,250    $11,258
 2/29/2004       $12,603        $13,450    $11,319
 3/31/2004       $12,578        $13,403    $11,392
 4/30/2004       $12,265        $13,086    $11,429
 5/31/2004       $12,230        $13,038    $11,495
 6/30/2004       $12,280        $13,086    $11,532
 7/31/2004       $12,428        $13,258    $11,514
 8/31/2004       $12,640        $13,524    $11,520
 9/30/2004       $12,713        $13,595    $11,544
10/31/2004       $12,807        $13,712    $11,605
11/30/2004       $12,705        $13,599    $11,611
12/31/2004       $12,855        $13,765    $11,568
 1/31/2005       $12,983        $13,894    $11,593
 2/28/2005       $12,935        $13,848    $11,660
 3/31/2005       $12,864        $13,760    $11,751
 4/30/2005       $13,027        $13,977    $11,830
 5/31/2005       $13,101        $14,076    $11,818
 6/30/2005       $13,153        $14,163    $11,824
 7/31/2005       $13,105        $14,099    $11,878
 8/31/2005       $13,203        $14,242    $11,939
 9/30/2005       $13,120        $14,146    $12,085
10/31/2005       $13,036        $14,060    $12,109
11/30/2005       $13,088        $14,127    $12,012
12/31/2005       $13,186        $14,249    $11,964
 1/31/2006       $13,204        $14,287    $12,055
 2/28/2006       $13,291        $14,383    $12,079
 3/31/2006       $13,227        $14,284    $12,146
 4/30/2006       $13,222        $14,279    $12,249
 5/31/2006       $13,251        $14,343    $12,310
 6/30/2006       $13,199        $14,289    $12,334
 7/31/2006       $13,321        $14,459    $12,371
 8/31/2006       $13,478        $14,673    $12,395
 9/30/2006       $13,566        $14,775    $12,334
10/31/2006       $13,631        $14,868    $12,267
11/30/2006       $13,743        $14,992    $12,249
12/31/2006       $13,689        $14,939    $12,267
 1/31/2007       $13,647        $14,901    $12,305
 2/28/2007       $13,807        $15,097    $12,371
 3/31/2007       $13,763        $15,060    $12,483
 4/30/2007       $13,791        $15,104    $12,564
 5/31/2007       $13,735        $15,038    $12,641
 6/30/2007       $13,680        $14,960    $12,666
 7/31/2007       $13,756        $15,076    $12,663
 8/31/2007       $13,676        $15,011    $12,639
 9/30/2007       $13,874        $15,233    $12,674
10/31/2007       $13,939        $15,301    $12,701
11/30/2007       $14,017        $15,398    $12,777
12/31/2007       $14,047        $15,441    $12,768
 1/31/2008       $14,137        $15,636    $12,832
 2/29/2008       $13,477        $14,920    $12,869
 3/31/2008       $13,877        $15,346    $12,980
 4/30/2008       $14,054        $15,526    $13,059
 5/31/2008       $14,158        $15,620    $13,169
 6/30/2008       $14,002        $15,443    $13,302
 7/31/2008       $14,020        $15,502    $13,372
 8/31/2008       $14,063        $15,683    $13,318
 9/30/2008       $13,314        $14,948    $13,300
10/31/2008       $13,146        $14,795    $13,166
11/30/2008       $13,101        $14,842    $12,913
12/31/2008       $13,235        $15,059    $12,780
 1/31/2009       $13,496        $15,610    $12,835
 2/28/2009       $13,688        $15,692    $12,899

AVERAGE ANNUAL TOTAL RETURN

CLASS C   2/28/09
-------   -------
1-Year     +0.62%
5-Year     +1.67%
10-Year    +3.19%


                               Annual Report | 11

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1). Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/28/09.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 12/29/08 for the maximum combined effective federal and Alabama personal income tax rate of 38.25%, based on the federal income tax rate of 35.00%.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/09.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(8.) Source: (C) 2009 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               12 | Annual Report

Your Fund's Expenses

FRANKLIN ALABAMA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 13

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 9/1/08      VALUE 2/28/09   PERIOD* 9/1/08-2/28/09
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $  976.00              $3.58
Hypothetical (5% return before expenses)         $1,000           $1,021.17              $3.66

CLASS C
Actual                                           $1,000           $  973.60              $6.26
Hypothetical (5% return before expenses)         $1,000           $1,018.45              $6.41

* Expenses are calculated using the most recent six-month expense ratio annualized for each class (A: 0.73% and C: 1.28%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               14 | Annual Report

Franklin Florida Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Florida Tax-Free Income Fund seeks to provide as high a level of income exempt from federal income tax as is consistent with prudent investing while seeking preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such tax.(1)

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

CREDIT QUALITY BREAKDOWN*
Franklin Florida Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/09**

                                   (PIE CHART)

AAA................   24.2%
AA.................   29.2%
A..................   18.2%
BBB................    7.1%
Not Rated by S&P...   21.3%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS      MOODY'S   INTERNAL
-------      -------   --------
AAA or Aaa     0.4%      5.0%
AA or Aa       4.3%       --
A              6.3%      0.6%
BBB or Baa     2.8%      1.9%
              ----       ---
Total         13.8%      7.5%

This annual report for Franklin Florida Tax-Free Income Fund covers the fiscal year ended February 28, 2009.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, decreased from $11.17 on February 29, 2008, to $10.90 on February 28, 2009. The Fund's

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 91.


                               Annual Report | 15

DIVIDEND DISTRIBUTIONS*
Franklin Florida Tax-Free Income Fund

                           DIVIDEND PER SHARE
                 ------------------------------------
MONTH              CLASS A     CLASS B      CLASS C
--------------   ----------   ----------   ----------
March 2008       4.36 cents   3.81 cents   3.80 cents
April 2008       4.36 cents   3.81 cents   3.80 cents
May 2008         4.36 cents   3.81 cents   3.80 cents
June 2008        4.36 cents   3.85 cents   3.83 cents
July 2008        4.36 cents   3.85 cents   3.83 cents
August 2008      4.36 cents   3.85 cents   3.83 cents
September 2008   4.36 cents   3.85 cents   3.83 cents
October 2008     4.36 cents   3.85 cents   3.83 cents
November 2008    4.36 cents   3.85 cents   3.83 cents
December 2008    4.36 cents   3.89 cents   3.89 cents
January 2009     4.36 cents   3.89 cents   3.89 cents
February 2009    4.36 cents   3.89 cents   3.89 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Class A shares paid dividends totaling 51.93 cents per share for the same period.(2) The Performance Summary beginning on page 18 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.61% based on an annualization of the current 4.37 cent per share dividend and the maximum offering price of $11.38 on February 28, 2008. An investor in the 2009 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 7.09% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

STATE UPDATE

During the reporting period, Florida's housing-reliant economy was hit hard by the national subprime mortgage crisis and economic slowdown. In 2008, the Sunshine State posted one of the highest foreclosure rates in the country. In this challenging economic environment, home prices plummeted and credit tightened. These conditions contributed to job losses in the manufacturing, information,

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                               16 | Annual Report
and professional and business services sectors. As of February 2009, the state's 9.4% unemployment rate was higher than the country's 8.1% rate.(3)

In November 2008, the state forecast a $2.1 billion revenue shortfall and an increased deficit for fiscal year 2009 largely resulting from underperformance of tax receipts and an increase in Medicaid spending.(4) To address the imbalance, the state passed a plan that relied on spending reductions and trust fund sweeps, reserves and other one-time revenue sources. The state's demonstrated record of active budget management, including multiple revenue estimating conferences, allowed Florida to effectively weather a difficult revenue downturn.

Following legal guidelines on tax-supported debt affordability, Florida's debt burden, at $1,005 per capita and 2.8% of personal income, remained moderate.(5) Independent credit rating agency Standard & Poor's assigned Florida's general obligation bonds its highest rating of AAA with a negative outlook, which reflected the state's strong and conservative financial and budget management practices, swift responses to increased budget pressures and lack of economic growth.(6)

MANAGER'S DISCUSSION

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Florida Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

(3.) Source: Bureau of Labor Statistics.

(4.) Source: Standard & Poor's, "Summary: Florida; General Obligation,"
     RATINGSDIRECT, 2/4/09.

(5.) Source: Moody's Investors Service, "New Issue: Florida (State of),"
     2/20/09.

(6.) This does not indicate Standard & Poor's rating of the Fund.

PORTFOLIO BREAKDOWN

Franklin Florida Tax-Free Income Fund 2/28/09

                                        % OF TOTAL
                                         LONG-TERM
                                       INVESTMENTS*
                                       ------------
Prerefunded                                25.8%
Utilities                                  15.0%
Transportation                             12.7%
Hospital & Health Care                     10.4%
Subject to Government Appropriations       10.4%
Tax-Supported                               7.5%
General Obligation                          7.5%
Other Revenue                               5.0%
Housing                                     4.1%
Higher Education                            1.3%
Corporate-Backed                            0.3%

*    Does not include short-term investments and other net assets.


                               Annual Report | 17

Performance Summary as of 2/28/09

FRANKLIN FLORIDA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRFLX)                    CHANGE   2/28/09   2/29/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$0.27    $10.90    $11.17
DISTRIBUTIONS (3/1/08-2/28/09)
Dividend Income                  $0.5193
Long-Term Capital Gain           $0.0123
   TOTAL:                        $0.5316

CLASS B (SYMBOL: FRFBX)                    CHANGE   2/28/09   2/29/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$0.26    $10.99    $11.25
DISTRIBUTIONS (3/1/08-2/28/09)
Dividend Income                  $0.4587
Long-Term Capital Gain           $0.0123
   TOTAL:                        $0.4710

CLASS C (SYMBOL: FRFIX)                    CHANGE   2/28/09   2/29/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$0.26    $11.06    $11.32
DISTRIBUTIONS (3/1/08-2/28/09)
Dividend Income                  $0.4572
Long-Term Capital Gain           $0.0123
   TOTAL:                        $0.4695


                               18 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY.

CLASS A                                             1-YEAR    5-YEAR    10-YEAR
-------                                             ------   -------   ---------
Cumulative Total Return(1)                          +2.37%   +13.01%    +48.71%
Average Annual Total Return(2)                      -2.02%    +1.59%     +3.60%
Avg. Ann. Total Return (3/31/09)(3)                 -4.48%    +1.68%     +3.60%
   Distribution Rate(4)                      4.61%
   Taxable Equivalent Distribution Rate(5)   7.09%
   30-Day Standardized Yield(6)              3.89%
   Taxable Equivalent Yield(5)               5.98%
   Total Annual Operating Expenses(7)        0.61%

                                                                       INCEPTION
CLASS B                                             1-YEAR    5-YEAR    (2/1/00)
-------                                             ------   -------   ---------
Cumulative Total Return(1)                          +1.89%    +9.95%     49.85%
Average Annual Total Return(2)                      -2.02%    +1.58%     +4.56%
Avg. Ann. Total Return (3/31/09)(3)                 -4.66%    +1.65%     +4.54%
   Distribution Rate(4)                      4.21%
   Taxable Equivalent Distribution Rate(5)   6.48%
   30-Day Standardized Yield(6)              3.52%
   Taxable Equivalent Yield(5)               5.42%
   Total Annual Operating Expenses(7)        1.16%

CLASS C                                             1-YEAR    5-YEAR    10-YEAR
-------                                             ------   -------   ---------
Cumulative Total Return(1)                          +1.86%   +10.06%    +40.89%
Average Annual Total Return(2)                      +0.89%    +1.94%     +3.49%
Avg. Ann. Total Return (3/31/09)(3)                 -1.72%    +2.02%     +3.49%
   Distribution Rate(4)                      4.20%
   Taxable Equivalent Distribution Rate(5)   6.46%
   30-Day Standardized Yield(6)              3.52%
   Taxable Equivalent Yield(5)               5.42%
   Total Annual Operating Expenses(7)        1.16%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.


                               Annual Report | 19

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A    2/28/09
-------    -------
1-Year      -2.02%
5-Year      +1.59%
10-Year     +3.60%

CLASS A (3/1/99-2/28/09)

                               (PERFORMANCE GRAPH)

             FRANKLIN FLORIDA
                 TAX-FREE
                INCOME FUND       BARCLAYS CAPITAL
DATE             - CLASS A      MUNICIPAL BOND INDEX     CPI
----         ----------------   --------------------   -------
  3/1/1999        $ 9,574              $10,000         $10,000
 3/31/1999        $ 9,582              $10,014         $10,030
 4/30/1999        $ 9,606              $10,039         $10,103
 5/31/1999        $ 9,557              $ 9,981         $10,103
 6/30/1999        $ 9,436              $ 9,837         $10,103
 7/31/1999        $ 9,444              $ 9,873         $10,134
 8/31/1999        $ 9,362              $ 9,794         $10,158
 9/30/1999        $ 9,328              $ 9,798         $10,207
10/31/1999        $ 9,196              $ 9,692         $10,225
11/30/1999        $ 9,271              $ 9,795         $10,231
12/31/1999        $ 9,195              $ 9,722         $10,231
 1/31/2000        $ 9,136              $ 9,679         $10,261
 2/29/2000        $ 9,229              $ 9,792         $10,322
 3/31/2000        $ 9,433              $10,006         $10,407
 4/30/2000        $ 9,382              $ 9,947         $10,413
 5/31/2000        $ 9,323              $ 9,895         $10,426
 6/30/2000        $ 9,555              $10,157         $10,480
 7/31/2000        $ 9,694              $10,299         $10,505
 8/31/2000        $ 9,824              $10,457         $10,505
 9/30/2000        $ 9,781              $10,403         $10,559
10/31/2000        $ 9,877              $10,516         $10,578
11/30/2000        $ 9,957              $10,596         $10,584
12/31/2000        $10,205              $10,858         $10,578
 1/31/2001        $10,267              $10,965         $10,644
 2/28/2001        $10,321              $11,000         $10,687
 3/31/2001        $10,411              $11,099         $10,711
 4/30/2001        $10,312              $10,978         $10,754
 5/31/2001        $10,412              $11,097         $10,802
 6/30/2001        $10,485              $11,171         $10,821
 7/31/2001        $10,658              $11,336         $10,790
 8/31/2001        $10,832              $11,523         $10,790
 9/30/2001        $10,804              $11,484         $10,839
10/31/2001        $10,942              $11,621         $10,802
11/30/2001        $10,849              $11,523         $10,784
12/31/2001        $10,746              $11,414         $10,742
 1/31/2002        $10,913              $11,612         $10,766
 2/28/2002        $11,024              $11,752         $10,809
 3/31/2002        $10,834              $11,522         $10,869
 4/30/2002        $11,003              $11,747         $10,930
 5/31/2002        $11,068              $11,818         $10,930
 6/30/2002        $11,172              $11,943         $10,936
 7/31/2002        $11,304              $12,097         $10,948
 8/31/2002        $11,447              $12,242         $10,985
 9/30/2002        $11,725              $12,510         $11,003
10/31/2002        $11,491              $12,303         $11,021
11/30/2002        $11,440              $12,252         $11,021
12/31/2002        $11,682              $12,510         $10,997
 1/31/2003        $11,679              $12,479         $11,046
 2/28/2003        $11,833              $12,653         $11,131
 3/31/2003        $11,860              $12,661         $11,198
 4/30/2003        $11,956              $12,744         $11,173
 5/31/2003        $12,241              $13,043         $11,155
 6/30/2003        $12,207              $12,987         $11,167
 7/31/2003        $11,751              $12,533         $11,179
 8/31/2003        $11,828              $12,626         $11,222
 9/30/2003        $12,138              $12,997         $11,258
10/31/2003        $12,074              $12,932         $11,246
11/30/2003        $12,223              $13,067         $11,216
12/31/2003        $12,321              $13,175         $11,204
 1/31/2004        $12,420              $13,250         $11,258
 2/29/2004        $12,602              $13,450         $11,319
 3/31/2004        $12,566              $13,403         $11,392
 4/30/2004        $12,261              $13,086         $11,429
 5/31/2004        $12,205              $13,038         $11,495
 6/30/2004        $12,232              $13,086         $11,532
 7/31/2004        $12,407              $13,258         $11,514
 8/31/2004        $12,635              $13,524         $11,520
 9/30/2004        $12,726              $13,595         $11,544
10/31/2004        $12,839              $13,712         $11,605
11/30/2004        $12,749              $13,599         $11,611
12/31/2004        $12,905              $13,765         $11,568
 1/31/2005        $13,052              $13,894         $11,593
 2/28/2005        $13,015              $13,848         $11,660
 3/31/2005        $12,967              $13,760         $11,751
 4/30/2005        $13,148              $13,977         $11,830
 5/31/2005        $13,253              $14,076         $11,818
 6/30/2005        $13,314              $14,163         $11,824
 7/31/2005        $13,255              $14,099         $11,878
 8/31/2005        $13,383              $14,242         $11,939
 9/30/2005        $13,301              $14,146         $12,085
10/31/2005        $13,251              $14,060         $12,109
11/30/2005        $13,301              $14,127         $12,012
12/31/2005        $13,408              $14,249         $11,964
 1/31/2006        $13,436              $14,287         $12,055
 2/28/2006        $13,544              $14,383         $12,079
 3/31/2006        $13,459              $14,284         $12,146
 4/30/2006        $13,476              $14,279         $12,249
 5/31/2006        $13,516              $14,343         $12,310
 6/30/2006        $13,487              $14,289         $12,334
 7/31/2006        $13,619              $14,459         $12,371
 8/31/2006        $13,786              $14,673         $12,395
 9/30/2006        $13,885              $14,775         $12,334
10/31/2006        $13,960              $14,868         $12,267
11/30/2006        $14,083              $14,992         $12,249
12/31/2006        $14,041              $14,939         $12,267
 1/31/2007        $14,011              $14,901         $12,305
 2/28/2007        $14,170              $15,097         $12,371
 3/31/2007        $14,140              $15,060         $12,483
 4/30/2007        $14,169              $15,104         $12,564
 5/31/2007        $14,127              $15,038         $12,641
 6/30/2007        $14,071              $14,960         $12,666
 7/31/2007        $14,173              $15,076         $12,663
 8/31/2007        $14,105              $15,011         $12,639
 9/30/2007        $14,281              $15,233         $12,674
10/31/2007        $14,334              $15,301         $12,701
11/30/2007        $14,388              $15,398         $12,777
12/31/2007        $14,414              $15,441         $12,768
 1/31/2008        $14,542              $15,636         $12,832
 2/29/2008        $13,911              $14,920         $12,869
 3/31/2008        $14,302              $15,346         $12,980
 4/30/2008        $14,506              $15,526         $13,059
 5/31/2008        $14,611              $15,620         $13,169
 6/30/2008        $14,468              $15,443         $13,302
 7/31/2008        $14,485              $15,502         $13,372
 8/31/2008        $14,604              $15,683         $13,318
 9/30/2008        $13,880              $14,948         $13,300
10/31/2008        $13,617              $14,795         $13,166
11/30/2008        $13,621              $14,842         $12,913
12/31/2008        $13,704              $15,059         $12,780
 1/31/2009        $14,136              $15,610         $12,835
 2/28/2009        $14,238              $15,692         $12,899

AVERAGE ANNUAL TOTAL RETURN

CLASS B                       2/28/09
-------                       -------
1-Year                         -2.02%
5-Year                         +1.58%
Since Inception (2/1/00)       +4.56%

CLASS B (2/1/00-2/28/09)

                               (PERFORMANCE GRAPH)

             FRANKLIN FLORIDA
                 TAX-FREE
                INCOME FUND       BARCLAYS CAPITAL
DATE             - CLASS B      MUNICIPAL BOND INDEX     CPI
----         ----------------   --------------------   -------
  2/1/2000        $10,000              $10,000         $10,000
 2/29/2000        $10,102              $10,116         $10,059
 3/31/2000        $10,329              $10,337         $10,142
 4/30/2000        $10,269              $10,276         $10,148
 5/31/2000        $10,199              $10,223         $10,160
 6/30/2000        $10,457              $10,494         $10,213
 7/31/2000        $10,603              $10,640         $10,237
 8/31/2000        $10,741              $10,804         $10,237
 9/30/2000        $10,688              $10,748         $10,290
10/31/2000        $10,793              $10,865         $10,308
11/30/2000        $10,884              $10,947         $10,314
12/31/2000        $11,139              $11,217         $10,308
 1/31/2001        $11,212              $11,328         $10,373
 2/28/2001        $11,265              $11,364         $10,415
 3/31/2001        $11,357              $11,466         $10,438
 4/30/2001        $11,254              $11,342         $10,480
 5/31/2001        $11,347              $11,464         $10,527
 6/30/2001        $11,420              $11,541         $10,545
 7/31/2001        $11,613              $11,712         $10,515
 8/31/2001        $11,797              $11,905         $10,515
 9/30/2001        $11,762              $11,865         $10,563
10/31/2001        $11,896              $12,006         $10,527
11/30/2001        $11,810              $11,905         $10,509
12/31/2001        $11,693              $11,792         $10,468
 1/31/2002        $11,868              $11,997         $10,492
 2/28/2002        $11,983              $12,141         $10,533
 3/31/2002        $11,761              $11,903         $10,592
 4/30/2002        $11,938              $12,136         $10,652
 5/31/2002        $12,013              $12,210         $10,652
 6/30/2002        $12,119              $12,339         $10,658
 7/31/2002        $12,256              $12,498         $10,669
 8/31/2002        $12,405              $12,648         $10,705
 9/30/2002        $12,710              $12,925         $10,723
10/31/2002        $12,441              $12,711         $10,741
11/30/2002        $12,381              $12,658         $10,741
12/31/2002        $12,647              $12,925         $10,717
 1/31/2003        $12,627              $12,892         $10,764
 2/28/2003        $12,798              $13,072         $10,847
 3/31/2003        $12,820              $13,080         $10,912
 4/30/2003        $12,918              $13,167         $10,889
 5/31/2003        $13,218              $13,475         $10,871
 6/30/2003        $13,176              $13,418         $10,883
 7/31/2003        $12,669              $12,948         $10,895
 8/31/2003        $12,756              $13,045         $10,936
 9/30/2003        $13,083              $13,428         $10,972
10/31/2003        $13,007              $13,360         $10,960
11/30/2003        $13,161              $13,500         $10,930
12/31/2003        $13,261              $13,611         $10,918
 1/31/2004        $13,361              $13,689         $10,972
 2/29/2004        $13,561              $13,895         $11,031
 3/31/2004        $13,517              $13,847         $11,102
 4/30/2004        $13,173              $13,519         $11,137
 5/31/2004        $13,107              $13,470         $11,203
 6/30/2004        $13,129              $13,519         $11,238
 7/31/2004        $13,308              $13,697         $11,220
 8/31/2004        $13,556              $13,971         $11,226
 9/30/2004        $13,646              $14,046         $11,250
10/31/2004        $13,760              $14,166         $11,309
11/30/2004        $13,647              $14,049         $11,315
12/31/2004        $13,830              $14,221         $11,274
 1/31/2005        $13,968              $14,354         $11,297
 2/28/2005        $13,922              $14,306         $11,363
 3/31/2005        $13,865              $14,216         $11,451
 4/30/2005        $14,062              $14,440         $11,528
 5/31/2005        $14,155              $14,542         $11,517
 6/30/2005        $14,226              $14,632         $11,523
 7/31/2005        $14,145              $14,566         $11,576
 8/31/2005        $14,274              $14,713         $11,635
 9/30/2005        $14,181              $14,614         $11,777
10/31/2005        $14,121              $14,526         $11,801
11/30/2005        $14,169              $14,595         $11,706
12/31/2005        $14,287              $14,721         $11,659
 1/31/2006        $14,299              $14,761         $11,748
 2/28/2006        $14,406              $14,860         $11,771
 3/31/2006        $14,309              $14,757         $11,836
 4/30/2006        $14,321              $14,752         $11,937
 5/31/2006        $14,356              $14,818         $11,996
 6/30/2006        $14,319              $14,762         $12,020
 7/31/2006        $14,452              $14,938         $12,056
 8/31/2006        $14,634              $15,159         $12,079
 9/30/2006        $14,731              $15,265         $12,020
10/31/2006        $14,804              $15,361         $11,955
11/30/2006        $14,914              $15,489         $11,937
12/31/2006        $14,875              $15,434         $11,955
 1/31/2007        $14,837              $15,394         $11,991
 2/28/2007        $14,998              $15,597         $12,056
 3/31/2007        $14,959              $15,559         $12,165
 4/30/2007        $14,983              $15,605         $12,244
 5/31/2007        $14,919              $15,536         $12,319
 6/30/2007        $14,867              $15,455         $12,343
 7/31/2007        $14,954              $15,575         $12,340
 8/31/2007        $14,876              $15,508         $12,317
 9/30/2007        $15,066              $15,737         $12,351
10/31/2007        $15,115              $15,807         $12,378
11/30/2007        $15,164              $15,908         $12,451
12/31/2007        $15,185              $15,952         $12,443
 1/31/2008        $15,311              $16,153         $12,505
 2/29/2008        $14,647              $15,414         $12,541
 3/31/2008        $15,058              $15,854         $12,650
 4/30/2008        $15,275              $16,040         $12,726
 5/31/2008        $15,385              $16,137         $12,834
 6/30/2008        $15,233              $15,955         $12,963
 7/31/2008        $15,254              $16,015         $13,031
 8/31/2008        $15,376              $16,203         $12,979
 9/30/2008        $14,616              $15,443         $12,961
10/31/2008        $14,342              $15,285         $12,830
11/30/2008        $14,340              $15,334         $12,584
12/31/2008        $14,432              $15,558         $12,454
 1/31/2009        $14,887              $16,127         $12,508
 2/28/2009        $14,985              $16,212         $12,571


                               20 | Annual Report

CLASS C (3/1/99-2/28/09)

                               (PERFORMANCE GRAPH)

             FRANKLIN FLORIDA
                 TAX-FREE
                INCOME FUND       BARCLAYS CAPITAL
DATE             - CLASS C      MUNICIPAL BOND INDEX     CPI
----         ----------------   --------------------   -------
  3/1/1999        $10,000              $10,000         $10,000
 3/31/1999        $10,004              $10,014         $10,030
 4/30/1999        $10,024              $10,039         $10,103
 5/31/1999        $ 9,969              $ 9,981         $10,103
 6/30/1999        $ 9,838              $ 9,837         $10,103
 7/31/1999        $ 9,842              $ 9,873         $10,134
 8/31/1999        $ 9,744              $ 9,794         $10,158
 9/30/1999        $ 9,705              $ 9,798         $10,207
10/31/1999        $ 9,564              $ 9,692         $10,225
11/30/1999        $ 9,645              $ 9,795         $10,231
12/31/1999        $ 9,563              $ 9,722         $10,231
 1/31/2000        $ 9,490              $ 9,679         $10,261
 2/29/2000        $ 9,581              $ 9,792         $10,322
 3/31/2000        $ 9,795              $10,006         $10,407
 4/30/2000        $ 9,730              $ 9,947         $10,413
 5/31/2000        $ 9,664              $ 9,895         $10,426
 6/30/2000        $ 9,908              $10,157         $10,480
 7/31/2000        $10,046              $10,299         $10,505
 8/31/2000        $10,175              $10,457         $10,505
 9/30/2000        $10,126              $10,403         $10,559
10/31/2000        $10,221              $10,516         $10,578
11/30/2000        $10,307              $10,596         $10,584
12/31/2000        $10,547              $10,858         $10,578
 1/31/2001        $10,615              $10,965         $10,644
 2/28/2001        $10,665              $11,000         $10,687
 3/31/2001        $10,752              $11,099         $10,711
 4/30/2001        $10,646              $10,978         $10,754
 5/31/2001        $10,734              $11,097         $10,802
 6/30/2001        $10,812              $11,171         $10,821
 7/31/2001        $10,984              $11,336         $10,790
 8/31/2001        $11,157              $11,523         $10,790
 9/30/2001        $11,123              $11,484         $10,839
10/31/2001        $11,259              $11,621         $10,802
11/30/2001        $11,169              $11,523         $10,784
12/31/2001        $11,049              $11,414         $10,742
 1/31/2002        $11,224              $11,612         $10,766
 2/28/2002        $11,332              $11,752         $10,809
 3/31/2002        $11,124              $11,522         $10,869
 4/30/2002        $11,290              $11,747         $10,930
 5/31/2002        $11,352              $11,818         $10,930
 6/30/2002        $11,451              $11,943         $10,936
 7/31/2002        $11,590              $12,097         $10,948
 8/31/2002        $11,730              $12,242         $10,985
 9/30/2002        $12,016              $12,510         $11,003
10/31/2002        $11,764              $12,303         $11,021
11/30/2002        $11,707              $12,252         $11,021
12/31/2002        $11,957              $12,510         $10,997
 1/31/2003        $11,938              $12,479         $11,046
 2/28/2003        $12,089              $12,653         $11,131
 3/31/2003        $12,111              $12,661         $11,198
 4/30/2003        $12,213              $12,744         $11,173
 5/31/2003        $12,486              $13,043         $11,155
 6/30/2003        $12,456              $12,987         $11,167
 7/31/2003        $11,978              $12,533         $11,179
 8/31/2003        $12,049              $12,626         $11,222
 9/30/2003        $12,366              $12,997         $11,258
10/31/2003        $12,295              $12,932         $11,246
11/30/2003        $12,439              $13,067         $11,216
12/31/2003        $12,533              $13,175         $11,204
 1/31/2004        $12,627              $13,250         $11,258
 2/29/2004        $12,805              $13,450         $11,319
 3/31/2004        $12,765              $13,403         $11,392
 4/30/2004        $12,452              $13,086         $11,429
 5/31/2004        $12,391              $13,038         $11,495
 6/30/2004        $12,412              $13,086         $11,532
 7/31/2004        $12,580              $13,258         $11,514
 8/31/2004        $12,802              $13,524         $11,520
 9/30/2004        $12,887              $13,595         $11,544
10/31/2004        $13,004              $13,712         $11,605
11/30/2004        $12,897              $13,599         $11,611
12/31/2004        $13,058              $13,765         $11,568
 1/31/2005        $13,199              $13,894         $11,593
 2/28/2005        $13,156              $13,848         $11,660
 3/31/2005        $13,102              $13,760         $11,751
 4/30/2005        $13,287              $13,977         $11,830
 5/31/2005        $13,386              $14,076         $11,818
 6/30/2005        $13,441              $14,163         $11,824
 7/31/2005        $13,376              $14,099         $11,878
 8/31/2005        $13,498              $14,242         $11,939
 9/30/2005        $13,410              $14,146         $12,085
10/31/2005        $13,343              $14,060         $12,109
11/30/2005        $13,398              $14,127         $12,012
12/31/2005        $13,498              $14,249         $11,964
 1/31/2006        $13,520              $14,287         $12,055
 2/28/2006        $13,610              $14,383         $12,079
 3/31/2006        $13,519              $14,284         $12,146
 4/30/2006        $13,541              $14,279         $12,249
 5/31/2006        $13,574              $14,343         $12,310
 6/30/2006        $13,528              $14,289         $12,334
 7/31/2006        $13,664              $14,459         $12,371
 8/31/2006        $13,824              $14,673         $12,395
 9/30/2006        $13,915              $14,775         $12,334
10/31/2006        $13,983              $14,868         $12,267
11/30/2006        $14,098              $14,992         $12,249
12/31/2006        $14,062              $14,939         $12,267
 1/31/2007        $14,014              $14,901         $12,305
 2/28/2007        $14,177              $15,097         $12,371
 3/31/2007        $14,141              $15,060         $12,483
 4/30/2007        $14,163              $15,104         $12,564
 5/31/2007        $14,103              $15,038         $12,641
 6/30/2007        $14,054              $14,960         $12,666
 7/31/2007        $14,136              $15,076         $12,663
 8/31/2007        $14,063              $15,011         $12,639
 9/30/2007        $14,229              $15,233         $12,674
10/31/2007        $14,288              $15,301         $12,701
11/30/2007        $14,335              $15,398         $12,777
12/31/2007        $14,354              $15,441         $12,768
 1/31/2008        $14,472              $15,636         $12,832
 2/29/2008        $13,835              $14,920         $12,869
 3/31/2008        $14,223              $15,346         $12,980
 4/30/2008        $14,417              $15,526         $13,059
 5/31/2008        $14,513              $15,620         $13,169
 6/30/2008        $14,366              $15,443         $13,302
 7/31/2008        $14,376              $15,502         $13,372
 8/31/2008        $14,486              $15,683         $13,318
 9/30/2008        $13,759              $14,948         $13,300
10/31/2008        $13,495              $14,795         $13,166
11/30/2008        $13,492              $14,842         $12,913
12/31/2008        $13,567              $15,059         $12,780
 1/31/2009        $13,996              $15,610         $12,835
 2/28/2009        $14,089              $15,692         $12,899

AVERAGE ANNUAL TOTAL RETURN

CLASS C    2/28/09
-------    -------
1-Year      +0.89%
5-Year      +1.94%
10-Year     +3.49%

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B and C) per share on 2/28/09.

(5.) Taxable equivalent distribution rate and yield assume the 2009 maximum federal income tax rate of 35.00%.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/09.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(8.) Source: (C) 2009 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               Annual Report | 21

Your Fund's Expenses

FRANKLIN FLORIDA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               22 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 9/1/08      VALUE 2/28/09   PERIOD* 9/1/08-2/28/09
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $  975.10              $3.04
Hypothetical (5% return before expenses)         $1,000           $1,021.72              $3.11
CLASS B
Actual                                           $1,000           $  972.70              $5.72
Hypothetical (5% return before expenses)         $1,000           $1,018.99              $5.86
CLASS C
Actual                                           $1,000           $  972.80              $5.72
Hypothetical (5% return before expenses)         $1,000           $1,018.99              $5.86

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.62%; B: 1.17%; and C: 1.17%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               Annual Report | 23

Franklin Georgia Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Georgia Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Georgia personal income taxes as is consistent with prudent investing while seeking preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*
Franklin Georgia Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/09**

                                   (PIE CHART)

AAA .....................   27.3%
AA ......................   34.4%
A .......................   19.6%
BBB .....................    1.2%
Below Investment Grade ..    1.0%
Not Rated by S&P ........   16.5%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS                  MOODY'S   INTERNAL
-------                  -------   --------
AAA or Aaa                  --       1.8%
AA or Aa                   3.5%       --
A                          5.9%       --
BBB or Baa                 4.0%      1.3%
                          ----       ---
Total                     13.4%      3.1%

This annual report for Franklin Georgia Tax-Free Income Fund covers the fiscal year ended February 28, 2009.

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 100.


                               24 | Annual Report

DIVIDEND DISTRIBUTIONS*
Franklin Georgia Tax-Free Income Fund

                    DIVIDEND PER SHARE
                 -----------------------
MONTH              CLASS A      CLASS C
-----            ----------   ----------
March 2008       4.10 cents   3.53 cents
April 2008       4.10 cents   3.53 cents
May 2008         4.10 cents   3.53 cents
June 2008        4.20 cents   3.66 cents
July 2008        4.20 cents   3.66 cents
August 2008      4.20 cents   3.66 cents
September 2008   4.20 cents   3.65 cents
October 2008     4.20 cents   3.65 cents
November 2008    4.20 cents   3.65 cents
December 2008    4.20 cents   3.71 cents
January 2009     4.20 cents   3.71 cents
February 2009    4.20 cents   3.71 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, decreased from $11.36 on February 29, 2008, to $11.24 on February 28, 2009. The Fund's Class A shares paid dividends totaling 49.92 cents per share for the same period.(2) The Performance Summary beginning on page 28 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.29% based on an annualization of the current 4.20 cent per share dividend and the maximum offering price of $11.74 on February 28, 2009. An investor in the 2009 maximum combined effective federal and Georgia personal income tax bracket of 38.90% would need to earn a distribution rate of 7.02% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.


                               Annual Report | 25

PORTFOLIO BREAKDOWN
Franklin Georgia Tax-Free Income Fund 2/28/09

                                        % OF TOTAL
                                        LONG-TERM
                                       INVESTMENTS*
                                       ------------
Utilities                                 32.4%**
Prerefunded                               16.6%
Subject to Government Appropriations      16.5%
General Obligation                        11.3%
Hospital & Health Care                     9.4%
Transportation                             5.2%
Higher Education                           4.4%
Housing                                    1.5%
Other Revenue                              1.3%
Tax-Supported                              1.1%
Corporate-Backed                           0.3%

*    Does not include short-term investments and other net assets.

** The Fund may invest more than 25% in municipal securities that finance similar types of projects such as utilities. A change that affects one project may affect all similar projects, thereby increasing market risk.

STATE UPDATE

During the reporting period, Georgia's economy slid into a severe economic downturn after years of outpacing the national economy. In 2008, amid the national mortgage crisis, local home prices and sales levels waned, and the state posted one of the highest foreclosure rates in the country. Georgia's once robust job market also declined in 2008, as the state suffered the fourth-largest number of job losses in the nation.(3) At period-end, Georgia's unemployment rate was 9.3%, the highest level in 27 years, compared with the 8.1% national rate.(4)

Georgia faced a $2.1 billion gap in its fiscal year 2009 budget, largely as a result of a downturn in revenue collections.(5) The governor planned to address this imbalance by reducing budgetary reserves and expenditures and adjusting onetime revenues. The largest measures included reductions in agency operating budgets, a drawdown of reserves of employer contributions to the state health benefit plan, and deferral of homestead tax relief grants. Georgia maintains conservative financial practices and has a history of responsiveness to budgetary pressures. Its constitution limits growth in appropriations to net projected revenues from existing sources and any unappropriated prior-year surplus.

Although growing, the state's debt burden was moderate in relation to national median levels. Georgia's debt per capita was $954 and its debt-to-income ratio was 3.0% compared with the 50-state medians of $889 and 2.6%.(6) Independent credit rating agencies Moody's Investors Service and Standard & Poor's assigned Georgia's general obligation debt Aaa and AAA ratings with stable outlooks.(7) The ratings and outlooks reflected expectations that management will continue to monitor revenue and expenditure trends and take appropriate action to address revenue shortfalls and ensure long-term structural balance.

MANAGER'S DISCUSSION

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

(3.) Source: Federal Reserve Bank of Atlanta, "The Southeast in 2009: Region
     Hopes for Turnaround," ECONSOUTH, Vol. 10, No. 4, fourth quarter 2008.

(4.) Source: Bureau of Labor Statistics.

(5.) Source: Standard & Poor's, "Summary: Georgia; General Obligation,"
     RATINGSDIRECT, 1/29/09.

(6.) Source: Moody's Investors Service, "New Issue: Georgia (State of),"
     1/29/09.

(7.) These do not indicate ratings of the Fund.


                               26 | Annual Report

Thank you for your continued participation in Franklin Georgia Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               Annual Report | 27

Performance Summary as of 2/28/09

FRANKLIN GEORGIA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FTGAX)                    CHANGE   2/28/09   2/29/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$0.12    $11.24    $11.36
DISTRIBUTIONS (3/1/08-2/28/09)
Dividend Income                  $0.4992

CLASS C (SYMBOL: FGAIX)                    CHANGE   2/28/09   2/29/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$0.12    $11.35    $11.47
DISTRIBUTIONS (3/1/08-2/28/09)
Dividend Income                  $0.4351

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY.

CLASS A                                              1-YEAR   5-YEAR   10-YEAR
-------                                              ------   ------   -------
Cumulative Total Return(1)                           +3.38%   +13.21%  +46.93%
Average Annual Total Return(2)                       -0.98%    +1.63%   +3.47%
Avg. Ann. Total Return (3/31/09)(3)                  -4.09%    +1.71%   +3.47%
   Distribution Rate(4)                      4.29%
   Taxable Equivalent Distribution Rate(5)   7.02%
   30-Day Standardized Yield(6)              3.82%
   Taxable Equivalent Yield(5)               6.25%
   Total Annual Operating Expenses(7)        0.72%

CLASS C                                              1-YEAR   5-YEAR   10-YEAR
-------                                              ------   ------   -------
Cumulative Total Return(1)                           +2.78%   +10.09%  +38.98%
Average Annual Total Return(2)                       +1.79%    +1.94%   +3.35%
Avg. Ann. Total Return (3/31/09)(3)                  -1.34%    +2.04%   +3.35%
   Distribution Rate(4)                      3.90%
   Taxable Equivalent Distribution Rate(5)   6.38%
   30-Day Standardized Yield(6)              3.45%
   Taxable Equivalent Yield(5)               5.65%
   Total Annual Operating Expenses(7)        1.27%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.


                               28 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (3/1/99-2/28/09)

                               (PERFORMANCE GRAPH)

             FRANKLIN GEORGIA   BARCLAYS CAPITAL
              TAX-FREE INCOME       MUNICIPAL
    DATE      FUND - CLASS A       BOND INDEX        CPI
----------   ----------------   ----------------   -------
  3/1/1999        $ 9,572            $10,000       $10,000
 3/31/1999        $ 9,587            $10,014       $10,030
 4/30/1999        $ 9,618            $10,039       $10,103
 5/31/1999        $ 9,570            $ 9,981       $10,103
 6/30/1999        $ 9,442            $ 9,837       $10,103
 7/31/1999        $ 9,450            $ 9,873       $10,134
 8/31/1999        $ 9,336            $ 9,794       $10,158
 9/30/1999        $ 9,311            $ 9,798       $10,207
10/31/1999        $ 9,180            $ 9,692       $10,225
11/30/1999        $ 9,245            $ 9,795       $10,231
12/31/1999        $ 9,162            $ 9,722       $10,231
 1/31/2000        $ 9,079            $ 9,679       $10,261
 2/29/2000        $ 9,212            $ 9,792       $10,322
 3/31/2000        $ 9,429            $10,006       $10,407
 4/30/2000        $ 9,386            $ 9,947       $10,413
 5/31/2000        $ 9,327            $ 9,895       $10,426
 6/30/2000        $ 9,572            $10,157       $10,480
 7/31/2000        $ 9,682            $10,299       $10,505
 8/31/2000        $ 9,836            $10,457       $10,505
 9/30/2000        $ 9,766            $10,403       $10,559
10/31/2000        $ 9,886            $10,516       $10,578
11/30/2000        $ 9,971            $10,596       $10,584
12/31/2000        $10,214            $10,858       $10,578
 1/31/2001        $10,273            $10,965       $10,644
 2/28/2001        $10,316            $11,000       $10,687
 3/31/2001        $10,411            $11,099       $10,711
 4/30/2001        $10,304            $10,978       $10,754
 5/31/2001        $10,391            $11,097       $10,802
 6/30/2001        $10,478            $11,171       $10,821
 7/31/2001        $10,629            $11,336       $10,790
 8/31/2001        $10,798            $11,523       $10,790
 9/30/2001        $10,724            $11,484       $10,839
10/31/2001        $10,876            $11,621       $10,802
11/30/2001        $10,792            $11,523       $10,784
12/31/2001        $10,689            $11,414       $10,742
 1/31/2002        $10,824            $11,612       $10,766
 2/28/2002        $10,950            $11,752       $10,809
 3/31/2002        $10,762            $11,522       $10,869
 4/30/2002        $10,898            $11,747       $10,930
 5/31/2002        $10,952            $11,818       $10,930
 6/30/2002        $11,042            $11,943       $10,936
 7/31/2002        $11,171            $12,097       $10,948
 8/31/2002        $11,272            $12,242       $10,985
 9/30/2002        $11,515            $12,510       $11,003
10/31/2002        $11,275            $12,303       $11,021
11/30/2002        $11,253            $12,252       $11,021
12/31/2002        $11,480            $12,510       $10,997
 1/31/2003        $11,458            $12,479       $11,046
 2/28/2003        $11,609            $12,653       $11,131
 3/31/2003        $11,616            $12,661       $11,198
 4/30/2003        $11,739            $12,744       $11,173
 5/31/2003        $12,019            $13,043       $11,155
 6/30/2003        $12,043            $12,987       $11,167
 7/31/2003        $11,545            $12,533       $11,179
 8/31/2003        $11,649            $12,626       $11,222
 9/30/2003        $11,991            $12,997       $11,258
10/31/2003        $11,897            $12,932       $11,246
11/30/2003        $12,032            $13,067       $11,216
12/31/2003        $12,146            $13,175       $11,204
 1/31/2004        $12,240            $13,250       $11,258
 2/29/2004        $12,425            $13,450       $11,319
 3/31/2004        $12,388            $13,403       $11,392
 4/30/2004        $12,077            $13,086       $11,429
 5/31/2004        $12,030            $13,038       $11,495
 6/30/2004        $12,075            $13,086       $11,532
 7/31/2004        $12,233            $13,258       $11,514
 8/31/2004        $12,465            $13,524       $11,520
 9/30/2004        $12,551            $13,595       $11,544
10/31/2004        $12,680            $13,712       $11,605
11/30/2004        $12,548            $13,599       $11,611
12/31/2004        $12,741            $13,765       $11,568
 1/31/2005        $12,924            $13,894       $11,593
 2/28/2005        $12,875            $13,848       $11,660
 3/31/2005        $12,804            $13,760       $11,751
 4/30/2005        $13,010            $13,977       $11,830
 5/31/2005        $13,109            $14,076       $11,818
 6/30/2005        $13,156            $14,163       $11,824
 7/31/2005        $13,106            $14,099       $11,878
 8/31/2005        $13,250            $14,242       $11,939
 9/30/2005        $13,144            $14,146       $12,085
10/31/2005        $13,060            $14,060       $12,109
11/30/2005        $13,116            $14,127       $12,012
12/31/2005        $13,249            $14,249       $11,964
 1/31/2006        $13,272            $14,287       $12,055
 2/28/2006        $13,384            $14,383       $12,079
 3/31/2006        $13,286            $14,284       $12,146
 4/30/2006        $13,288            $14,279       $12,249
 5/31/2006        $13,323            $14,343       $12,310
 6/30/2006        $13,268            $14,289       $12,334
 7/31/2006        $13,392            $14,459       $12,371
 8/31/2006        $13,595            $14,673       $12,395
 9/30/2006        $13,698            $14,775       $12,334
10/31/2006        $13,779            $14,868       $12,267
11/30/2006        $13,927            $14,992       $12,249
12/31/2006        $13,872            $14,939       $12,267
 1/31/2007        $13,838            $14,901       $12,305
 2/28/2007        $14,023            $15,097       $12,371
 3/31/2007        $13,955            $15,060       $12,483
 4/30/2007        $13,991            $15,104       $12,564
 5/31/2007        $13,922            $15,038       $12,641
 6/30/2007        $13,854            $14,960       $12,666
 7/31/2007        $13,960            $15,076       $12,663
 8/31/2007        $13,868            $15,011       $12,639
 9/30/2007        $14,069            $15,233       $12,674
10/31/2007        $14,128            $15,301       $12,701
11/30/2007        $14,189            $15,398       $12,777
12/31/2007        $14,238            $15,441       $12,768
 1/31/2008        $14,333            $15,636       $12,832
 2/29/2008        $13,604            $14,920       $12,869
 3/31/2008        $14,061            $15,346       $12,980
 4/30/2008        $14,290            $15,526       $13,059
 5/31/2008        $14,400            $15,620       $13,169
 6/30/2008        $14,269            $15,443       $13,302
 7/31/2008        $14,271            $15,502       $13,372
 8/31/2008        $14,383            $15,683       $13,318
 9/30/2008        $13,540            $14,948       $13,300
10/31/2008        $13,423            $14,795       $13,166
11/30/2008        $13,251            $14,842       $12,913
12/31/2008        $13,477            $15,059       $12,780
 1/31/2009        $13,877            $15,610       $12,835
 2/28/2009        $14,064            $15,692       $12,899

AVERAGE ANNUAL TOTAL RETURN

CLASS A   2/28/09
-------   -------
1-Year     -0.98%
5-Year     +1.63%
10-Year    +3.47%

CLASS C (3/1/99-2/28/09)

                               (PERFORMANCE GRAPH)

             FRANKLIN GEORGIA   BARCLAYS CAPITAL
              TAX-FREE INCOME       MUNICIPAL
   DATE       FUND - CLASS C       BOND INDEX       CPI
----------   ----------------   ----------------   -------
  3/1/1999        $10,000            $10,000       $10,000
 3/31/1999        $10,012            $10,014       $10,030
 4/30/1999        $10,032            $10,039       $10,103
 5/31/1999        $ 9,977            $ 9,981       $10,103
 6/30/1999        $ 9,840            $ 9,837       $10,103
 7/31/1999        $ 9,844            $ 9,873       $10,134
 8/31/1999        $ 9,721            $ 9,794       $10,158
 9/30/1999        $ 9,690            $ 9,798       $10,207
10/31/1999        $ 9,549            $ 9,692       $10,225
11/30/1999        $ 9,620            $ 9,795       $10,231
12/31/1999        $ 9,521            $ 9,722       $10,231
 1/31/2000        $ 9,431            $ 9,679       $10,261
 2/29/2000        $ 9,563            $ 9,792       $10,322
 3/31/2000        $ 9,783            $10,006       $10,407
 4/30/2000        $ 9,735            $ 9,947       $10,413
 5/31/2000        $ 9,670            $ 9,895       $10,426
 6/30/2000        $ 9,918            $10,157       $10,480
 7/31/2000        $10,036            $10,299       $10,505
 8/31/2000        $10,181            $10,457       $10,505
 9/30/2000        $10,105            $10,403       $10,559
10/31/2000        $10,223            $10,516       $10,578
11/30/2000        $10,307            $10,596       $10,584
12/31/2000        $10,560            $10,858       $10,578
 1/31/2001        $10,616            $10,965       $10,644
 2/28/2001        $10,655            $11,000       $10,687
 3/31/2001        $10,748            $11,099       $10,711
 4/30/2001        $10,623            $10,978       $10,754
 5/31/2001        $10,716            $11,097       $10,802
 6/30/2001        $10,801            $11,171       $10,821
 7/31/2001        $10,950            $11,336       $10,790
 8/31/2001        $11,119            $11,523       $10,790
 9/30/2001        $11,038            $11,484       $10,839
10/31/2001        $11,188            $11,621       $10,802
11/30/2001        $11,097            $11,523       $10,784
12/31/2001        $10,987            $11,414       $10,742
 1/31/2002        $11,119            $11,612       $10,766
 2/28/2002        $11,242            $11,752       $10,809
 3/31/2002        $11,046            $11,522       $10,869
 4/30/2002        $11,189            $11,747       $10,930
 5/31/2002        $11,229            $11,818       $10,930
 6/30/2002        $11,326            $11,943       $10,936
 7/31/2002        $11,452            $12,097       $10,948
 8/31/2002        $11,549            $12,242       $10,985
 9/30/2002        $11,801            $12,510       $11,003
10/31/2002        $11,542            $12,303       $11,021
11/30/2002        $11,505            $12,252       $11,021
12/31/2002        $11,740            $12,510       $10,997
 1/31/2003        $11,712            $12,479       $11,046
 2/28/2003        $11,861            $12,653       $11,131
 3/31/2003        $11,862            $12,661       $11,198
 4/30/2003        $11,982            $12,744       $11,173
 5/31/2003        $12,269            $13,043       $11,155
 6/30/2003        $12,278            $12,987       $11,167
 7/31/2003        $11,769            $12,533       $11,179
 8/31/2003        $11,867            $12,626       $11,222
 9/30/2003        $12,217            $12,997       $11,258
10/31/2003        $12,106            $12,932       $11,246
11/30/2003        $12,246            $13,067       $11,216
12/31/2003        $12,356            $13,175       $11,204
 1/31/2004        $12,435            $13,250       $11,258
 2/29/2004        $12,627            $13,450       $11,319
 3/31/2004        $12,584            $13,403       $11,392
 4/30/2004        $12,265            $13,086       $11,429
 5/31/2004        $12,212            $13,038       $11,495
 6/30/2004        $12,242            $13,086       $11,532
 7/31/2004        $12,405            $13,258       $11,514
 8/31/2004        $12,632            $13,524       $11,520
 9/30/2004        $12,714            $13,595       $11,544
10/31/2004        $12,837            $13,712       $11,605
11/30/2004        $12,699            $13,599       $11,611
12/31/2004        $12,887            $13,765       $11,568
 1/31/2005        $13,075            $13,894       $11,593
 2/28/2005        $13,009            $13,848       $11,660
 3/31/2005        $12,933            $13,760       $11,751
 4/30/2005        $13,143            $13,977       $11,830
 5/31/2005        $13,237            $14,076       $11,818
 6/30/2005        $13,278            $14,163       $11,824
 7/31/2005        $13,222            $14,099       $11,878
 8/31/2005        $13,359            $14,242       $11,939
 9/30/2005        $13,248            $14,146       $12,085
10/31/2005        $13,147            $14,060       $12,109
11/30/2005        $13,207            $14,127       $12,012
12/31/2005        $13,333            $14,249       $11,964
 1/31/2006        $13,339            $14,287       $12,055
 2/28/2006        $13,455            $14,383       $12,079
 3/31/2006        $13,340            $14,284       $12,146
 4/30/2006        $13,336            $14,279       $12,249
 5/31/2006        $13,375            $14,343       $12,310
 6/30/2006        $13,304            $14,289       $12,334
 7/31/2006        $13,432            $14,459       $12,371
 8/31/2006        $13,628            $14,673       $12,395
 9/30/2006        $13,724            $14,775       $12,334
10/31/2006        $13,798            $14,868       $12,267
11/30/2006        $13,950            $14,992       $12,249
12/31/2006        $13,889            $14,939       $12,267
 1/31/2007        $13,849            $14,901       $12,305
 2/28/2007        $14,014            $15,097       $12,371
 3/31/2007        $13,952            $15,060       $12,483
 4/30/2007        $13,970            $15,104       $12,564
 5/31/2007        $13,896            $15,038       $12,641
 6/30/2007        $13,822            $14,960       $12,666
 7/31/2007        $13,920            $15,076       $12,663
 8/31/2007        $13,823            $15,011       $12,639
 9/30/2007        $14,026            $15,233       $12,674
10/31/2007        $14,067            $15,301       $12,701
11/30/2007        $14,132            $15,398       $12,777
12/31/2007        $14,161            $15,441       $12,768
 1/31/2008        $14,261            $15,636       $12,832
 2/29/2008        $13,525            $14,920       $12,869
 3/31/2008        $13,979            $15,346       $12,980
 4/30/2008        $14,198            $15,526       $13,059
 5/31/2008        $14,299            $15,620       $13,169
 6/30/2008        $14,164            $15,443       $13,302
 7/31/2008        $14,160            $15,502       $13,372
 8/31/2008        $14,252            $15,683       $13,318
 9/30/2008        $13,430            $14,948       $13,300
10/31/2008        $13,296            $14,795       $13,166
11/30/2008        $13,109            $14,842       $12,913
12/31/2008        $13,336            $15,059       $12,780
 1/31/2009        $13,734            $15,610       $12,835
 2/28/2009        $13,898            $15,692       $12,899

AVERAGE ANNUAL TOTAL RETURN

CLASS C   2/28/09
-------   -------
1-Year     +1.79%
5-Year     +1.94%
10-Year    +3.35%


                               Annual Report | 29

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/28/09.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 12/29/08 for the maximum combined effective federal and Georgia personal income tax rate of 38.90%, based on the federal income tax rate of 35.00%.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/09.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(8.) Source: (C) 2009 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               30 | Annual Report

Your Fund's Expenses

FRANKLIN GEORGIA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 31

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 9/1/08     VALUE 2/28/09    PERIOD* 9/1/08-2/28/09
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $  977.80             $3.43
Hypothetical (5% return before expenses)         $1,000           $1,021.32             $3.51
CLASS C
Actual                                           $1,000           $  975.30             $6.12
Hypothetical (5% return before expenses)         $1,000           $1,018.60             $6.26

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.70% and C: 1.25%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               32 | Annual Report

Franklin Kentucky Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Kentucky Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Kentucky personal income taxes as is consistent with prudent investing while seeking preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

CREDIT QUALITY BREAKDOWN*
Franklin Kentucky Tax-Free Income Fund
2/28/09

                                % OF TOTAL
RATINGS                  LONG-TERM INVESTMENTS**
-------                  -----------------------
AAA                               18.3%
AA                                29.7%
A                                 15.2%
BBB                                9.8%
Below Investment Grade             0.9%
Not Rated by S&P                  26.1%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS      MOODY'S   INTERNAL
-------      -------   --------
AA or Aa      15.0%       --
A              5.3%      0.7%
BBB or Baa     4.4%      0.7%
              ----       ---
Total         24.7%      1.4%

This annual report for Franklin Kentucky Tax-Free Income Fund covers the fiscal year ended February 28, 2009.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, decreased from $10.57 on February 29, 2008, to $10.50 on February 28, 2009. The Fund's

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 105.


                               Annual Report | 33

DIVIDEND DISTRIBUTIONS*

Franklin Kentucky Tax-Free Income Fund Class A

MONTH            DIVIDEND PER SHARE
-----            ------------------
March 2008           3.75 cents
April 2008           3.75 cents
May 2008             3.75 cents
June 2008            3.85 cents
July 2008            3.85 cents
August 2008          3.85 cents
September 2008       3.95 cents
October 2008         3.95 cents
November 2008        3.95 cents
December 2008        3.95 cents
January 2009         3.95 cents
February 2009        3.95 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Class A shares paid dividends totaling 46.19 cents per share for the same period.(2) The Performance Summary beginning on page 36 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.32%. An investor in the 2009 maximum combined effective federal and Kentucky personal income tax bracket of 38.90% would need to earn a distribution rate of 7.07% from a taxable investment to match the Fund's Class A tax-free distribution rate.

COMMONWEALTH UPDATE

Kentucky seemed little affected by the national recession until the third quarter of 2008. The commonwealth's economy usually lags the nation in total employment, population and personal income growth and was not hit by the auto job losses and the effects of the housing downturn as soon as other parts of the country. In September 2008, Kentucky began reporting negative year-over-year employment growth, mainly in the manufacturing sector. By period-end, the commonwealth's 9.2% unemployment rate was higher than the national rate of 8.1%, reflecting job losses in the construction, manufacturing, trade, transportation and utilities sectors.(3)

The slowing economy contributed to weaker-than-expected collections of sales and income tax revenue. This underperformance forced Kentucky to issue a downwardly revised general fund revenue projection indicating a $456 million shortfall.(4) In response, the commonwealth reduced expenditures, increased tobacco and liquor taxes and transferred funds. Kentucky relies on lease-supported debt for the majority of its net tax-supported debt and strives to limit debt service to 6% of total state revenues, a goal it has consistently achieved over the past 10 years. However, relative to national medians, the commonwealth's 2008 debt levels were high at 4.7% as a percentage of personal income, compared with the 2.6% national median, and $1,381 per capita, compared with the $889 national median.(4)

Independent credit rating agency Moody's Investors Service assigned Kentucky an issuer credit rating of Aa3 with a negative outlook.(5) The rating and outlook reflected the commonwealth's weakened economic and financial condition, which led to projected budget shortfalls in the current fiscal year and upcoming

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

(3.) Source: Bureau of Labor Statistics.

(4.) Source: Moody's Investors Service, "New Issue: Kentucky (Commonwealth of),"
     2/19/09.

(5.) This does not indicate Moody's rating of the Fund.


                               34 | Annual Report
biennium. Kentucky addressed these shortfalls largely by using one-time resources including a drawdown of reserve balances. However, based on Kentucky's history of active financial management, Moody's expected the commonwealth to work toward stabilizing its fiscal condition and restoring structural budget balance.

MANAGER'S DISCUSSION

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Kentucky Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

PORTFOLIO BREAKDOWN

Franklin Kentucky Tax-Free Income Fund 2/28/09

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
Utilities                                       30.4%**
Subject to Government Appropriations            24.6%
Prerefunded                                     14.1%
General Obligation                               9.2%
Higher Education                                 7.1%
Hospital & Health Care                           6.4%
Transportation                                   3.3%
Other Revenue                                    2.7%
Housing                                          1.2%
Tax-Supported                                    1.0%

*    Does not include short-term investments and other net assets.

** The Fund may invest more than 25% in municipal securities that finance similar types of projects such as utilities. A change that affects one project may affect all similar projects, thereby increasing market risk.


                               Annual Report | 35

Performance Summary as of 2/28/09

FRANKLIN KENTUCKY TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRKYX)                    CHANGE   2/28/09   2/29/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$0.07    $10.50    $10.57
DISTRIBUTIONS (3/1/08-2/28/09)
Dividend Income                  $0.4619

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES THE SALES CHARGE. AVERAGE ANNUAL TOTAL RETURNS INCLUDE THE MAXIMUM SALES CHARGE. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE.

CLASS A                                              1-YEAR    5-YEAR   10-YEAR
-------                                              ------   -------   -------
Cumulative Total Return(2)                           +3.76%   +12.33%   +44.41%
Average Annual Total Return(3)                       -0.65%    +1.47%    +3.29%
Avg. Ann. Total Return (3/31/09)(4)                  -3.17%    +1.60%    +3.33%
   Distribution Rate(5)                      4.32%
   Taxable Equivalent Distribution Rate(6)   7.07%
   30-Day Standardized Yield(7)              4.00%
   Taxable Equivalent Yield(6)               6.55%
   Total Annual Operating Expenses(8)        0.76%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.


                               36 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes the current maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (3/1/99-2/28/09)

                              (PERFORMANCE GRAPH)

               FRANKLIN KENTUCKY
             TAX-FREE INCOME FUND     BARCLAYS CAPITAL
   DATE            - CLASS A        MUNICIPAL BOND INDEX     CPI
----------   --------------------   --------------------   -------
  3/1/1999          $ 9,574                $10,000         $10,000
 3/31/1999          $ 9,598                $10,014         $10,030
 4/30/1999          $ 9,613                $10,039         $10,103
 5/31/1999          $ 9,562                $ 9,981         $10,103
 6/30/1999          $ 9,425                $ 9,837         $10,103
 7/31/1999          $ 9,432                $ 9,873         $10,134
 8/31/1999          $ 9,311                $ 9,794         $10,158
 9/30/1999          $ 9,292                $ 9,798         $10,207
10/31/1999          $ 9,145                $ 9,692         $10,225
11/30/1999          $ 9,212                $ 9,795         $10,231
12/31/1999          $ 9,123                $ 9,722         $10,231
 1/31/2000          $ 9,043                $ 9,679         $10,261
 2/29/2000          $ 9,174                $ 9,792         $10,322
 3/31/2000          $ 9,401                $10,006         $10,407
 4/30/2000          $ 9,302                $ 9,947         $10,413
 5/31/2000          $ 9,194                $ 9,895         $10,426
 6/30/2000          $ 9,451                $10,157         $10,480
 7/31/2000          $ 9,611                $10,299         $10,505
 8/31/2000          $ 9,772                $10,457         $10,505
 9/30/2000          $ 9,698                $10,403         $10,559
10/31/2000          $ 9,814                $10,516         $10,578
11/30/2000          $ 9,904                $10,596         $10,584
12/31/2000          $10,178                $10,858         $10,578
 1/31/2001          $10,222                $10,965         $10,644
 2/28/2001          $10,248                $11,000         $10,687
 3/31/2001          $10,348                $11,099         $10,711
 4/30/2001          $10,215                $10,978         $10,754
 5/31/2001          $10,325                $11,097         $10,802
 6/30/2001          $10,426                $11,171         $10,821
 7/31/2001          $10,584                $11,336         $10,790
 8/31/2001          $10,743                $11,523         $10,790
 9/30/2001          $10,625                $11,484         $10,839
10/31/2001          $10,776                $11,621         $10,802
11/30/2001          $10,696                $11,523         $10,784
12/31/2001          $10,583                $11,414         $10,742
 1/31/2002          $10,741                $11,612         $10,766
 2/28/2002          $10,871                $11,752         $10,809
 3/31/2002          $10,699                $11,522         $10,869
 4/30/2002          $10,869                $11,747         $10,930
 5/31/2002          $10,933                $11,818         $10,930
 6/30/2002          $11,055                $11,943         $10,936
 7/31/2002          $11,178                $12,097         $10,948
 8/31/2002          $11,282                $12,242         $10,985
 9/30/2002          $11,486                $12,510         $11,003
10/31/2002          $11,250                $12,303         $11,021
11/30/2002          $11,213                $12,252         $11,021
12/31/2002          $11,461                $12,510         $10,997
 1/31/2003          $11,412                $12,479         $11,046
 2/28/2003          $11,567                $12,653         $11,131
 3/31/2003          $11,559                $12,661         $11,198
 4/30/2003          $11,623                $12,744         $11,173
 5/31/2003          $11,903                $13,043         $11,155
 6/30/2003          $11,863                $12,987         $11,167
 7/31/2003          $11,386                $12,533         $11,179
 8/31/2003          $11,492                $12,626         $11,222
 9/30/2003          $11,881                $12,997         $11,258
10/31/2003          $11,810                $12,932         $11,246
11/30/2003          $11,938                $13,067         $11,216
12/31/2003          $12,056                $13,175         $11,204
 1/31/2004          $12,121                $13,250         $11,258
 2/29/2004          $12,314                $13,450         $11,319
 3/31/2004          $12,305                $13,403         $11,392
 4/30/2004          $11,995                $13,086         $11,429
 5/31/2004          $11,910                $13,038         $11,495
 6/30/2004          $11,965                $13,086         $11,532
 7/31/2004          $12,138                $13,258         $11,514
 8/31/2004          $12,345                $13,524         $11,520
 9/30/2004          $12,477                $13,595         $11,544
10/31/2004          $12,543                $13,712         $11,605
11/30/2004          $12,454                $13,599         $11,611
12/31/2004          $12,620                $13,765         $11,568
 1/31/2005          $12,775                $13,894         $11,593
 2/28/2005          $12,742                $13,848         $11,660
 3/31/2005          $12,674                $13,760         $11,751
 4/30/2005          $12,887                $13,977         $11,830
 5/31/2005          $12,965                $14,076         $11,818
 6/30/2005          $13,021                $14,163         $11,824
 7/31/2005          $12,975                $14,099         $11,878
 8/31/2005          $13,100                $14,242         $11,939
 9/30/2005          $13,019                $14,146         $12,085
10/31/2005          $12,937                $14,060         $12,109
11/30/2005          $12,993                $14,127         $12,012
12/31/2005          $13,118                $14,249         $11,964
 1/31/2006          $13,139                $14,287         $12,055
 2/28/2006          $13,253                $14,383         $12,079
 3/31/2006          $13,158                $14,284         $12,146
 4/30/2006          $13,145                $14,279         $12,249
 5/31/2006          $13,190                $14,343         $12,310
 6/30/2006          $13,164                $14,289         $12,334
 7/31/2006          $13,291                $14,459         $12,371
 8/31/2006          $13,467                $14,673         $12,395
 9/30/2006          $13,559                $14,775         $12,334
10/31/2006          $13,641                $14,868         $12,267
11/30/2006          $13,770                $14,992         $12,249
12/31/2006          $13,719                $14,939         $12,267
 1/31/2007          $13,692                $14,901         $12,305
 2/28/2007          $13,858                $15,097         $12,371
 3/31/2007          $13,806                $15,060         $12,483
 4/30/2007          $13,840                $15,104         $12,564
 5/31/2007          $13,775                $15,038         $12,641
 6/30/2007          $13,699                $14,960         $12,666
 7/31/2007          $13,782                $15,076         $12,663
 8/31/2007          $13,668                $15,011         $12,639
 9/30/2007          $13,875                $15,233         $12,674
10/31/2007          $13,947                $15,301         $12,701
11/30/2007          $13,981                $15,398         $12,777
12/31/2007          $13,991                $15,441         $12,768
 1/31/2008          $14,063                $15,636         $12,832
 2/29/2008          $13,330                $14,920         $12,869
 3/31/2008          $13,768                $15,346         $12,980
 4/30/2008          $14,005                $15,526         $13,059
 5/31/2008          $14,116                $15,620         $13,169
 6/30/2008          $14,012                $15,443         $13,302
 7/31/2008          $13,985                $15,502         $13,372
 8/31/2008          $14,098                $15,683         $13,318
 9/30/2008          $13,375                $14,948         $13,300
10/31/2008          $13,170                $14,795         $13,166
11/30/2008          $13,116                $14,842         $12,913
12/31/2008          $13,221                $15,059         $12,780
 1/31/2009          $13,612                $15,610         $12,835
 2/28/2009          $13,826                $15,692         $12,899

AVERAGE ANNUAL TOTAL RETURN

CLASS A   2/28/09
-------   -------
1-Year     -0.65%
5-Year     +1.47%
10-Year    +3.29%


                               Annual Report | 37

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

(1.) Past expense reductions by the Fund's manger increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Distribution rate is based on an annualization of the 3.95 cent per share current monthly dividend and the maximum offering price of $10.97 per share on 2/28/09.

(6.) Taxable equivalent distribution rate and yield assume the published rates as of 12/29/08 for the maximum combined effective federal and Kentucky personal income tax rate of 38.90%, based on the federal income tax rate of 35.00%.

(7.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/09.

(8.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(9.) Source: (C) 2009 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               38 | Annual Report

Your Fund's Expenses

FRANKLIN KENTUCKY TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 39

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                       VALUE 9/1/08      VALUE 2/28/09   PERIOD* 9/1/08-2/28/09
-------                                    -----------------   --------------   ----------------------
Actual                                           $1,000           $  981.00              $3.78
Hypothetical (5% return before expenses)         $1,000           $1,020.98              $3.86

* Expenses are calculated using the most recent six-month annualized expense ratio of 0.77%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               40 | Annual Report

Franklin Louisiana Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Louisiana Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Louisiana personal income taxes as is consistent with prudent investing while seeking preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

CREDIT QUALITY BREAKDOWN*
Franklin Louisiana Tax-Free Income Fund
2/28/09

                           % OF TOTAL
                           LONG-TERM
RATINGS                  INVESTMENTS**
-------                  -------------
AAA                          17.3%
AA                           22.0%
A                            35.9%
BBB                          10.3%
Below Investment Grade        0.6%
Not Rated by S&P             13.9%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS      MOODY'S   INTERNAL
-------      -------   --------
AAA or Aaa     3.9%      0.7%
A              2.0%       --
BBB or Baa     5.1%      2.2%
              ----       ---
Total         11.0%      2.9%

This annual report for Franklin Louisiana Tax-Free Income Fund covers the fiscal year ended February 28, 2009.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, decreased from $10.74 on February 29, 2008, to $10.43 on February 28, 2009. The Fund's

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 110.


                               Annual Report | 41

DIVIDEND DISTRIBUTIONS*
Franklin Louisiana Tax-Free Income Fund

                    DIVIDEND PER SHARE
                 -----------------------
MONTH              CLASS A      CLASS C
-----            ----------   ----------
March 2008       3.94 cents   3.40 cents
April 2008       3.94 cents   3.40 cents
May 2008         3.94 cents   3.40 cents
June 2008        3.99 cents   3.47 cents
July 2008        3.99 cents   3.47 cents
August 2008      3.99 cents   3.47 cents
September 2008   3.99 cents   3.44 cents
October 2008     3.99 cents   3.44 cents
November 2008    3.99 cents   3.44 cents
December 2008    3.99 cents   3.61 cents
January 2009     3.99 cents   3.61 cents
February 2009    3.99 cents   3.61 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Class A shares paid dividends totaling 47.38 cents per share for the same period.(2) The Performance Summary beginning on page 44 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.40% based on an annualization of the current 3.99 cent per share dividend and the maximum offering price of $10.89 on February 28, 2009. An investor in the 2009 maximum combined effective federal and Louisiana personal income tax bracket of 38.90% would need to earn a distribution rate of 7.20% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

STATE UPDATE

Louisiana's economic and fiscal recovery suffered setbacks during the period under review. After a period of growth largely fueled by an unprecedented rise in energy prices, the state's energy-reliant revenues were hit hard by the combined effects of the sudden downturn in oil prices and the damage caused by

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                               42 | Annual Report

Hurricanes Ike and Gustav. At the beginning of the reporting period, global economic growth slowed, triggering a rapid sell-off of oil futures contracts and a sharp decline in prices. The two consecutive hurricanes devastated the state's energy production and refining infrastructure and disrupted refining operations. These events contributed to higher unemployment. At period-end, Louisiana's unemployment rate was 5.7%, compared with the 8.1% national rate.(3)

Louisiana's economic growth during the reporting period was modest compared to recent past years in which the state's coffers swelled with revenue derived from the oil industry and the Hurricane Katrina recovery effort. In fiscal year 2008, Louisiana experienced 3.1% fiscal growth, mainly resulting from the nation's high oil prices.(4) Collections of sales and personal and corporate income taxes either declined or were flat. The state announced that it will face a $2 billion shortfall in fiscal year 2010 caused by plummeting energy prices and the national economic slowdown.(5)

Independent credit rating agency Standard & Poor's issued Louisiana an A+ general obligation bond rating with a stable outlook.(6) The rating and outlook reflected the state's revenue performance and budget discipline.

MANAGER'S DISCUSSION

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Louisiana Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

(3.) Source: Bureau of Labor Statistics.

(4.) Source: Moody's Investors Service, "Rating Update: Louisiana (State of),"
     11/3/08.

(5.) Source: Moller, Jan, "Louisiana Faces $2 Billion Shortfall Next Year; $345
     Million Deficit in Current Budget," THE TIMES-PICAYUNE, 12/15/08.

(6.) This does not indicate Standard & Poor's rating of the Fund.

PORTFOLIO BREAKDOWN
Franklin Louisiana Tax-Free Income Fund 2/28/09

                                        % OF TOTAL
                                        LONG-TERM
                                       INVESTMENTS*
                                       ------------
Tax-Supported                              16.3%
Utilities                                  15.4%
Subject to Government Appropriations       11.3%
Transportation                             10.1%
General Obligation                          9.4%
Prerefunded                                 8.2%
Other Revenue                               7.6%
Hospital & Health Care                      7.2%
Higher Education                            6.4%
Housing                                     6.0%
Corporate-Backed                            2.1%

*    Does not include short-term investments and other net assets.


                               Annual Report | 43

Performance Summary as of 2/28/09

FRANKLIN LOUISIANA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FKLAX)                    CHANGE   2/28/09   2/29/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$0.31    $10.43    $10.74
DISTRIBUTIONS (3/1/08-2/28/09)
Dividend Income                  $0.4738

CLASS C (SYMBOL: FLAIX)                    CHANGE   2/28/09   2/29/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$0.31    $10.54    $10.85
DISTRIBUTIONS (3/1/08-2/28/09)
Dividend Income                  $0.4148

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY.

CLASS A                                              1-YEAR   5-YEAR   10-YEAR
-------                                              ------   ------   -------
Cumulative Total Return(1)                           +1.53%   +9.57%   +43.47%
Average Annual Total Return(2)                       -2.82%   +0.97%    +3.23%
Avg. Ann. Total Return (3/31/09)(3)                  -5.76%   +1.04%    +3.22%
   Distribution Rate(4)                      4.40%
   Taxable Equivalent Distribution Rate(5)   7.20%
   30-Day Standardized Yield(6)              4.27%
   Taxable Equivalent Yield(5)               6.99%
   Total Annual Operating Expenses(7)        0.71%

CLASS C                                              1-YEAR   5-YEAR   10-YEAR
-------                                              ------   ------   -------
Cumulative Total Return(1)                           +0.96%   +6.59%   +35.83%
Average Annual Total Return(2)                       -0.01%   +1.28%    +3.11%
Avg. Ann. Total Return (3/31/09)(3)                  -3.05%   +1.38%    +3.11%
   Distribution Rate(4)                      4.04%
   Taxable Equivalent Distribution Rate(5)   6.61%
   30-Day Standardized Yield(6)              3.92%
   Taxable Equivalent Yield(5)               6.42%
   Total Annual Operating Expenses(7)        1.26%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.


                               44 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (3/1/99-2/28/09)

                               (PERFORMANCE GRAPH)

                FRANKLIN LOUISIANA   BARCLAYS CAPITAL
                  TAX-FREE INCOME       MUNICIPAL
DATE              FUND - CLASS A        BOND INDEX        CPI
----            ------------------   ----------------   -------
3/1/1999              $ 9,579             $10,000       $10,000
3/31/1999             $ 9,602             $10,014       $10,030
4/30/1999             $ 9,626             $10,039       $10,103
5/31/1999             $ 9,575             $ 9,981       $10,103
6/30/1999             $ 9,449             $ 9,837       $10,103
7/31/1999             $ 9,448             $ 9,873       $10,134
8/31/1999             $ 9,320             $ 9,794       $10,158
9/30/1999             $ 9,311             $ 9,798       $10,207
10/31/1999            $ 9,165             $ 9,692       $10,225
11/30/1999            $ 9,241             $ 9,795       $10,231
12/31/1999            $ 9,154             $ 9,722       $10,231
1/31/2000             $ 9,076             $ 9,679       $10,261
2/29/2000             $ 9,196             $ 9,792       $10,322
3/31/2000             $ 9,422             $10,006       $10,407
4/30/2000             $ 9,360             $ 9,947       $10,413
5/31/2000             $ 9,298             $ 9,895       $10,426
6/30/2000             $ 9,536             $10,157       $10,480
7/31/2000             $ 9,659             $10,299       $10,505
8/31/2000             $ 9,810             $10,457       $10,505
9/30/2000             $ 9,764             $10,403       $10,559
10/31/2000            $ 9,879             $10,516       $10,578
11/30/2000            $ 9,987             $10,596       $10,584
12/31/2000            $10,230             $10,858       $10,578
1/31/2001             $10,274             $10,965       $10,644
2/28/2001             $10,310             $11,000       $10,687
3/31/2001             $10,390             $11,099       $10,711
4/30/2001             $10,287             $10,978       $10,754
5/31/2001             $10,396             $11,097       $10,802
6/30/2001             $10,459             $11,171       $10,821
7/31/2001             $10,634             $11,336       $10,790
8/31/2001             $10,791             $11,523       $10,790
9/30/2001             $10,750             $11,484       $10,839
10/31/2001            $10,918             $11,621       $10,802
11/30/2001            $10,849             $11,523       $10,784
12/31/2001            $10,731             $11,414       $10,742
1/31/2002             $10,881             $11,612       $10,766
2/28/2002             $11,003             $11,752       $10,809
3/31/2002             $10,825             $11,522       $10,869
4/30/2002             $11,005             $11,747       $10,930
5/31/2002             $11,051             $11,818       $10,930
6/30/2002             $11,164             $11,943       $10,936
7/31/2002             $11,288             $12,097       $10,948
8/31/2002             $11,383             $12,242       $10,985
9/30/2002             $11,617             $12,510       $11,003
10/31/2002            $11,434             $12,303       $11,021
11/30/2002            $11,400             $12,252       $11,021
12/31/2002            $11,617             $12,510       $10,997
1/31/2003             $11,592             $12,479       $11,046
2/28/2003             $11,720             $12,653       $11,131
3/31/2003             $11,736             $12,661       $11,198
4/30/2003             $11,823             $12,744       $11,173
5/31/2003             $12,094             $13,043       $11,155
6/30/2003             $12,047             $12,987       $11,167
7/31/2003             $11,608             $12,533       $11,179
8/31/2003             $11,736             $12,626       $11,222
9/30/2003             $12,083             $12,997       $11,258
10/31/2003            $11,993             $12,932       $11,246
11/30/2003            $12,112             $13,067       $11,216
12/31/2003            $12,221             $13,175       $11,204
1/31/2004             $12,383             $13,250       $11,258
2/29/2004             $12,545             $13,450       $11,319
3/31/2004             $12,527             $13,403       $11,392
4/30/2004             $12,231             $13,086       $11,429
5/31/2004             $12,213             $13,038       $11,495
6/30/2004             $12,248             $13,086       $11,532
7/31/2004             $12,402             $13,258       $11,514
8/31/2004             $12,622             $13,524       $11,520
9/30/2004             $12,690             $13,595       $11,544
10/31/2004            $12,823             $13,712       $11,605
11/30/2004            $12,705             $13,599       $11,611
12/31/2004            $12,873             $13,765       $11,568
1/31/2005             $13,019             $13,894       $11,593
2/28/2005             $12,967             $13,848       $11,660
3/31/2005             $12,903             $13,760       $11,751
4/30/2005             $13,095             $13,977       $11,830
5/31/2005             $13,176             $14,076       $11,818
6/30/2005             $13,236             $14,163       $11,824
7/31/2005             $13,182             $14,099       $11,878
8/31/2005             $13,287             $14,242       $11,939
9/30/2005             $13,130             $14,146       $12,085
10/31/2005            $13,040             $14,060       $12,109
11/30/2005            $13,110             $14,127       $12,012
12/31/2005            $13,226             $14,249       $11,964
1/31/2006             $13,250             $14,287       $12,055
2/28/2006             $13,355             $14,383       $12,079
3/31/2006             $13,274             $14,284       $12,146
4/30/2006             $13,276             $14,279       $12,249
5/31/2006             $13,323             $14,343       $12,310
6/30/2006             $13,336             $14,289       $12,334
7/31/2006             $13,454             $14,459       $12,371
8/31/2006             $13,644             $14,673       $12,395
9/30/2006             $13,739             $14,775       $12,334
10/31/2006            $13,824             $14,868       $12,267
11/30/2006            $13,944             $14,992       $12,249
12/31/2006            $13,908             $14,939       $12,267
1/31/2007             $13,883             $14,901       $12,305
2/28/2007             $14,040             $15,097       $12,371
3/31/2007             $13,991             $15,060       $12,483
4/30/2007             $14,040             $15,104       $12,564
5/31/2007             $13,991             $15,038       $12,641
6/30/2007             $13,941             $14,960       $12,666
7/31/2007             $14,026             $15,076       $12,663
8/31/2007             $13,964             $15,011       $12,639
9/30/2007             $14,137             $15,233       $12,674
10/31/2007            $14,198             $15,301       $12,701
11/30/2007            $14,259             $15,398       $12,777
12/31/2007            $14,284             $15,441       $12,768
1/31/2008             $14,320             $15,636       $12,832
2/29/2008             $13,538             $14,920       $12,869
3/31/2008             $14,004             $15,346       $12,980
4/30/2008             $14,244             $15,526       $13,059
5/31/2008             $14,331             $15,620       $13,169
6/30/2008             $14,204             $15,443       $13,302
7/31/2008             $14,191             $15,502       $13,372
8/31/2008             $14,294             $15,683       $13,318
9/30/2008             $13,416             $14,948       $13,300
10/31/2008            $13,211             $14,795       $13,166
11/30/2008            $12,963             $14,842       $12,913
12/31/2008            $13,133             $15,059       $12,780
1/31/2009             $13,499             $15,610       $12,835
2/28/2009             $13,743             $15,692       $12,899

AVERAGE ANNUAL TOTAL RETURN

CLASS A   2/28/09
-------   -------
1-Year     -2.82%
5-Year     +0.97%
10-Year    +3.23%

CLASS C (3/1/99-2/28/09)

                               (PERFORMANCE GRAPH)

                FRANKLIN LOUISIANA   BARCLAYS CAPITAL
                  TAX-FREE INCOME       MUNICIPAL
DATE              FUND - CLASS C        BOND INDEX        CPI
----            ------------------   ----------------   -------
3/1/1999              $10,000             $10,000       $10,000
3/31/1999             $10,029             $10,014       $10,030
4/30/1999             $10,040             $10,039       $10,103
5/31/1999             $ 9,982             $ 9,981       $10,103
6/30/1999             $ 9,846             $ 9,837       $10,103
7/31/1999             $ 9,840             $ 9,873       $10,134
8/31/1999             $ 9,704             $ 9,794       $10,158
9/30/1999             $ 9,690             $ 9,798       $10,207
10/31/1999            $ 9,535             $ 9,692       $10,225
11/30/1999            $ 9,609             $ 9,795       $10,231
12/31/1999            $ 9,515             $ 9,722       $10,231
1/31/2000             $ 9,430             $ 9,679       $10,261
2/29/2000             $ 9,550             $ 9,792       $10,322
3/31/2000             $ 9,779             $10,006       $10,407
4/30/2000             $ 9,710             $ 9,947       $10,413
5/31/2000             $ 9,642             $ 9,895       $10,426
6/30/2000             $ 9,882             $10,157       $10,480
7/31/2000             $10,005             $10,299       $10,505
8/31/2000             $10,165             $10,457       $10,505
9/30/2000             $10,103             $10,403       $10,559
10/31/2000            $10,217             $10,516       $10,578
11/30/2000            $10,323             $10,596       $10,584
12/31/2000            $10,578             $10,858       $10,578
1/31/2001             $10,618             $10,965       $10,644
2/28/2001             $10,650             $11,000       $10,687
3/31/2001             $10,727             $11,099       $10,711
4/30/2001             $10,616             $10,978       $10,754
5/31/2001             $10,723             $11,097       $10,802
6/30/2001             $10,792             $11,171       $10,821
7/31/2001             $10,957             $11,336       $10,790
8/31/2001             $11,122             $11,523       $10,790
9/30/2001             $11,066             $11,484       $10,839
10/31/2001            $11,232             $11,621       $10,802
11/30/2001            $11,166             $11,523       $10,784
12/31/2001            $11,030             $11,414       $10,742
1/31/2002             $11,178             $11,612       $10,766
2/28/2002             $11,307             $11,752       $10,809
3/31/2002             $11,120             $11,522       $10,869
4/30/2002             $11,299             $11,747       $10,930
5/31/2002             $11,340             $11,818       $10,930
6/30/2002             $11,450             $11,943       $10,936
7/31/2002             $11,571             $12,097       $10,948
8/31/2002             $11,662             $12,242       $10,985
9/30/2002             $11,895             $12,510       $11,003
10/31/2002            $11,704             $12,303       $11,021
11/30/2002            $11,674             $12,252       $11,021
12/31/2002            $11,879             $12,510       $10,997
1/31/2003             $11,859             $12,479       $11,046
2/28/2003             $11,983             $12,653       $11,131
3/31/2003             $11,994             $12,661       $11,198
4/30/2003             $12,077             $12,744       $11,173
5/31/2003             $12,347             $13,043       $11,155
6/30/2003             $12,294             $12,987       $11,167
7/31/2003             $11,843             $12,533       $11,179
8/31/2003             $11,956             $12,626       $11,222
9/30/2003             $12,310             $12,997       $11,258
10/31/2003            $12,203             $12,932       $11,246
11/30/2003            $12,327             $13,067       $11,216
12/31/2003            $12,431             $13,175       $11,204
1/31/2004             $12,588             $13,250       $11,258
2/29/2004             $12,746             $13,450       $11,319
3/31/2004             $12,722             $13,403       $11,392
4/30/2004             $12,429             $13,086       $11,429
5/31/2004             $12,394             $13,038       $11,495
6/30/2004             $12,434             $13,086       $11,532
7/31/2004             $12,572             $13,258       $11,514
8/31/2004             $12,787             $13,524       $11,520
9/30/2004             $12,860             $13,595       $11,544
10/31/2004            $12,978             $13,712       $11,605
11/30/2004            $12,854             $13,599       $11,611
12/31/2004            $13,027             $13,765       $11,568
1/31/2005             $13,167             $13,894       $11,593
2/28/2005             $13,109             $13,848       $11,660
3/31/2005             $13,038             $13,760       $11,751
4/30/2005             $13,225             $13,977       $11,830
5/31/2005             $13,300             $14,076       $11,818
6/30/2005             $13,353             $14,163       $11,824
7/31/2005             $13,294             $14,099       $11,878
8/31/2005             $13,404             $14,242       $11,939
9/30/2005             $13,229             $14,146       $12,085
10/31/2005            $13,134             $14,060       $12,109
11/30/2005            $13,197             $14,127       $12,012
12/31/2005            $13,307             $14,249       $11,964
1/31/2006             $13,325             $14,287       $12,055
2/28/2006             $13,423             $14,383       $12,079
3/31/2006             $13,337             $14,284       $12,146
4/30/2006             $13,332             $14,279       $12,249
5/31/2006             $13,374             $14,343       $12,310
6/30/2006             $13,380             $14,289       $12,334
7/31/2006             $13,491             $14,459       $12,371
8/31/2006             $13,685             $14,673       $12,395
9/30/2006             $13,774             $14,775       $12,334
10/31/2006            $13,839             $14,868       $12,267
11/30/2006            $13,964             $14,992       $12,249
12/31/2006            $13,922             $14,939       $12,267
1/31/2007             $13,892             $14,901       $12,305
2/28/2007             $14,041             $15,097       $12,371
3/31/2007             $13,986             $15,060       $12,483
4/30/2007             $14,027             $15,104       $12,564
5/31/2007             $13,960             $15,038       $12,641
6/30/2007             $13,917             $14,960       $12,666
7/31/2007             $13,994             $15,076       $12,663
8/31/2007             $13,914             $15,011       $12,639
9/30/2007             $14,090             $15,233       $12,674
10/31/2007            $14,144             $15,301       $12,701
11/30/2007            $14,198             $15,398       $12,777
12/31/2007            $14,215             $15,441       $12,768
1/31/2008             $14,245             $15,636       $12,832
2/29/2008             $13,457             $14,920       $12,869
3/31/2008             $13,921             $15,346       $12,980
4/30/2008             $14,150             $15,526       $13,059
5/31/2008             $14,229             $15,620       $13,169
6/30/2008             $14,098             $15,443       $13,302
7/31/2008             $14,079             $15,502       $13,372
8/31/2008             $14,173             $15,683       $13,318
9/30/2008             $13,305             $14,948       $13,300
10/31/2008            $13,084             $14,795       $13,166
11/30/2008            $12,834             $14,842       $12,913
12/31/2008            $12,996             $15,059       $12,780
1/31/2009             $13,350             $15,610       $12,835
2/28/2009             $13,583             $15,692       $12,899

AVERAGE ANNUAL TOTAL RETURN

CLASS C   2/28/09
-------   -------
1-Year     -0.01%
5-Year     +1.28%
10-Year    +3.11%


                               Annual Report | 45

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/28/09.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 12/29/08 for the maximum combined effective federal and Louisiana personal income tax rate of 38.90%, based on the federal income tax rate of 35.00%.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/09.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(8.) Source: (C) 2009 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               46 | Annual Report

Your Fund's Expenses

FRANKLIN LOUISIANA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 47

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 9/1/08      VALUE 2/28/09   PERIOD* 9/1/08-2/28/09
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $  961.60              $3.50
Hypothetical (5% return before expenses)         $1,000           $1,021.22              $3.61

CLASS C
Actual                                           $1,000           $  958.50              $6.17
Hypothetical (5% return before expenses)         $1,000           $1,018.50              $6.36

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.72% and C: 1.27%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               48 | Annual Report

Franklin Maryland Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Maryland Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Maryland state and local personal income taxes as is consistent with prudent investing while seeking preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

CREDIT QUALITY BREAKDOWN*
Franklin Maryland Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/09**

                                   (PIE CHART)

AAA .....................   27.4%
AA ......................   21.6%
A .......................   15.9%
BBB .....................   14.1%
Below Investment Grade ..    3.0%
Not Rated by S&P ........   18.0%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS      MOODY'S   INTERNAL
-------      -------   --------
AAA or Aaa      --       2.3%
AA or Aa       5.7%       --
A              3.8%       --
BBB or Baa     4.4%      1.8%
              ----       ---
Total         13.9%      4.1%

This annual report for Franklin Maryland Tax-Free Income Fund covers the fiscal year ended February 28, 2009.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, decreased from $10.81 on February 29, 2008, to $10.35 on February 28, 2009. The Fund's

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 116.


                               Annual Report | 49

DIVIDEND DISTRIBUTIONS*

Franklin Maryland Tax-Free Income Fund

                    DIVIDEND PER SHARE
                 -----------------------
MONTH              CLASS A     CLASS C
-----            ----------   ----------
March 2008       4.04 cents   3.50 cents
April 2008       4.04 cents   3.50 cents
May 2008         4.04 cents   3.50 cents
June 2008        4.04 cents   3.52 cents
July 2008        4.04 cents   3.52 cents
August 2008      4.04 cents   3.52 cents
September 2008   4.07 cents   3.55 cents
October 2008     4.07 cents   3.55 cents
November 2008    4.07 cents   3.55 cents
December 2008    4.12 cents   3.67 cents
January 2009     4.12 cents   3.67 cents
February 2009    4.12 cents   3.67 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Class A shares paid dividends totaling 48.46 cents per share for the same period.(2) The Performance Summary beginning on page 53 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.57% based on an annualization of the current 4.12 cent per share dividend and the maximum offering price of $10.81 on February 28, 2009. An investor in the 2009 maximum combined effective federal and Maryland state and local personal income tax bracket of 41.14% would need to earn a distribution rate of 7.76% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

STATE UPDATE

Maryland's broad-based, diverse economy historically has outpaced the nation's. During the reporting period, the state's economy, like the national economy, was affected by the national recession as well as the mortgage and credit crises. In 2008, the state's employment declined 0.2%, compared with the 0.8% annual

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                               50 | Annual Report
growth rate recorded in 2007.(3) At period-end, Maryland's 6.7% unemployment rate was lower than the national rate, as the mining, logging and construction, financial activities, and manufacturing sectors lost jobs.(4) Although the state's economy has diversified in recent years, it continued to be more affected by federal government activities than most states.

During the reporting period, the slumping housing market and economic uncertainty contributed to weakened sales and personal income tax collections. In October 2008, the state implemented $297 million in expenditure cuts to address the budget gap resulting from this underperformance.(5) The governor proposed additional budget cuts to resolve the remainder of fiscal year 2009's budget gap. Maryland faced a projected $2.2 billion budget gap for fiscal year 2010.5 The state planned to address this budget gap with a combination of fund transfers, spending reductions, and assumed federal stimulus receipts. Maryland's debt levels eased considerably in recent years. Relative to 2008 national median levels, the state ranked 16th in debt per capita and 21st in debt as a percentage of personal income.(5)

Independent credit rating agencies Standard & Poor's and Moody's Investors Service assigned Maryland's general obligation bonds their highest ratings of AAA and Aaa with stable outlooks.(6) The ratings and outlooks reflected the state's economic strength and historically strong financial and debt management practices. Maryland has a solid history of managing its finances through periods of fiscal stress and addressed a recent structural budget gap, which improved the state's long-term financial outlook.

MANAGER'S DISCUSSION

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

(3.) Source: Standard & Poor's, "Maryland; General Obligation," RATINGSDIRECT,
     2/18/09.

(4.) Source: Bureau of Labor Statistics.

(5.) Source: Moody's Investors Service, "New Issue: Maryland (State of),"
     2/19/09.

(6.) These do not indicate ratings of the Fund.

PORTFOLIO BREAKDOWN

Franklin Maryland Tax-Free Income Fund 2/28/09

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
Hospital & Health Care                          20.2%
Prerefunded                                     20.1%
Higher Education                                15.4%
Utilities                                       11.2%
Transportation                                  10.9%
General Obligation                               8.2%
Housing                                          5.7%
Other Revenue                                    5.0%
Subject to Government Appropriations             2.0%
Tax-Supported                                    0.9%
Corporate-Backed                                 0.4%

*    Does not include short-term investments and other net assets.


                               Annual Report | 51

Thank you for your continued participation in Franklin Maryland Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               52 | Annual Report

Performance Summary as of 2/28/09

FRANKLIN MARYLAND TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FMDTX)                    CHANGE   2/28/09   2/29/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$0.46    $10.35    $10.81
DISTRIBUTIONS (3/1/08-2/28/09)
Dividend Income                  $0.4846

CLASS C (SYMBOL: FMDIX)                    CHANGE   2/28/09   2/29/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$0.45    $10.50    $10.95
DISTRIBUTIONS (3/1/08-2/28/09)
Dividend Income                  $0.4243

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY.

CLASS A                                             1-YEAR   5-YEAR   10-YEAR
-------                                             ------   ------   -------
Cumulative Total Return(1)                          +0.20%   +7.71%   +40.63%
Average Annual Total Return(2)                      -4.06%   +0.62%    +3.02%
Avg. Ann. Total Return (3/31/09)(3)                 -6.93%   +0.73%    +3.04%
   Distribution Rate(4)                      4.57%
   Taxable Equivalent Distribution Rate(5)   7.76%
   30-Day Standardized Yield(6)              4.09%
   Taxable Equivalent Yield(5)               6.95%
   Total Annual Operating Expenses(7)        0.67%

CLASS C                                             1-YEAR   5-YEAR   10-YEAR
-------                                             ------   ------   -------
Cumulative Total Return(1)                          -0.26%   +4.87%   +33.33%
Average Annual Total Return(2)                      -1.22%   +0.96%    +2.92%
Avg. Ann. Total Return (3/31/09)(3)                 -4.36%   +1.05%    +2.92%
   Distribution Rate(4)                      4.18%
   Taxable Equivalent Distribution Rate(5)   7.10%
   30-Day Standardized Yield(6)              3.73%
Taxable Equivalent Yield(5)                  6.34%
Total Annual Operating Expenses(7)           1.22%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                               Annual Report | 53

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   2/28/09
-------   -------
1-Year     -4.06%
5-Year     +0.62%
10-Year    +3.02%

CLASS A (3/1/99-2/28/09)

                              (PERFORMANCE GRAPH)

               FRANKLIN MARYLAND
                   TAX-FREE
                  INCOME FUND         BARCLAYS CAPITAL
   DATE            - CLASS A        MUNICIPAL BOND INDEX     CPI
----------   --------------------   --------------------   -------
  3/1/1999          $ 9,573                $10,000         $10,000
 3/31/1999          $ 9,586                $10,014         $10,030
 4/30/1999          $ 9,624                $10,039         $10,103
 5/31/1999          $ 9,579                $ 9,981         $10,103
 6/30/1999          $ 9,443                $ 9,837         $10,103
 7/31/1999          $ 9,464                $ 9,873         $10,134
 8/31/1999          $ 9,318                $ 9,794         $10,158
 9/30/1999          $ 9,298                $ 9,798         $10,207
10/31/1999          $ 9,151                $ 9,692         $10,225
11/30/1999          $ 9,241                $ 9,795         $10,231
12/31/1999          $ 9,152                $ 9,722         $10,231
 1/31/2000          $ 9,089                $ 9,679         $10,261
 2/29/2000          $ 9,198                $ 9,792         $10,322
 3/31/2000          $ 9,412                $10,006         $10,407
 4/30/2000          $ 9,383                $ 9,947         $10,413
 5/31/2000          $ 9,302                $ 9,895         $10,426
 6/30/2000          $ 9,536                $10,157         $10,480
 7/31/2000          $ 9,683                $10,299         $10,505
 8/31/2000          $ 9,849                $10,457         $10,505
 9/30/2000          $ 9,820                $10,403         $10,559
10/31/2000          $ 9,916                $10,516         $10,578
11/30/2000          $10,003                $10,596         $10,584
12/31/2000          $10,226                $10,858         $10,578
 1/31/2001          $10,286                $10,965         $10,644
 2/28/2001          $10,347                $11,000         $10,687
 3/31/2001          $10,417                $11,099         $10,711
 4/30/2001          $10,332                $10,978         $10,754
 5/31/2001          $10,421                $11,097         $10,802
 6/30/2001          $10,510                $11,171         $10,821
 7/31/2001          $10,655                $11,336         $10,790
 8/31/2001          $10,819                $11,523         $10,790
 9/30/2001          $10,787                $11,484         $10,839
10/31/2001          $10,915                $11,621         $10,802
11/30/2001          $10,846                $11,523         $10,784
12/31/2001          $10,747                $11,414         $10,742
 1/31/2002          $10,894                $11,612         $10,766
 2/28/2002          $11,013                $11,752         $10,809
 3/31/2002          $10,827                $11,522         $10,869
 4/30/2002          $10,995                $11,747         $10,930
 5/31/2002          $11,106                $11,818         $10,930
 6/30/2002          $11,199                $11,943         $10,936
 7/31/2002          $11,331                $12,097         $10,948
 8/31/2002          $11,444                $12,242         $10,985
 9/30/2002          $11,665                $12,510         $11,003
10/31/2002          $11,474                $12,303         $11,021
11/30/2002          $11,450                $12,252         $11,021
12/31/2002          $11,664                $12,510         $10,997
 1/31/2003          $11,668                $12,479         $11,046
 2/28/2003          $11,803                $12,653         $11,131
 3/31/2003          $11,818                $12,661         $11,198
 4/30/2003          $11,914                $12,744         $11,173
 5/31/2003          $12,161                $13,043         $11,155
 6/30/2003          $12,124                $12,987         $11,167
 7/31/2003          $11,700                $12,533         $11,179
 8/31/2003          $11,806                $12,626         $11,222
 9/30/2003          $12,077                $12,997         $11,258
10/31/2003          $12,020                $12,932         $11,246
11/30/2003          $12,148                $13,067         $11,216
12/31/2003          $12,255                $13,175         $11,204
 1/31/2004          $12,321                $13,250         $11,258
 2/29/2004          $12,502                $13,450         $11,319
 3/31/2004          $12,474                $13,403         $11,392
 4/30/2004          $12,203                $13,086         $11,429
 5/31/2004          $12,164                $13,038         $11,495
 6/30/2004          $12,199                $13,086         $11,532
 7/31/2004          $12,340                $13,258         $11,514
 8/31/2004          $12,546                $13,524         $11,520
 9/30/2004          $12,624                $13,595         $11,544
10/31/2004          $12,724                $13,712         $11,605
11/30/2004          $12,629                $13,599         $11,611
12/31/2004          $12,783                $13,765         $11,568
 1/31/2005          $12,938                $13,894         $11,593
 2/28/2005          $12,919                $13,848         $11,660
 3/31/2005          $12,867                $13,760         $11,751
 4/30/2005          $13,057                $13,977         $11,830
 5/31/2005          $13,147                $14,076         $11,818
 6/30/2005          $13,216                $14,163         $11,824
 7/31/2005          $13,174                $14,099         $11,878
 8/31/2005          $13,299                $14,242         $11,939
 9/30/2005          $13,213                $14,146         $12,085
10/31/2005          $13,159                $14,060         $12,109
11/30/2005          $13,207                $14,127         $12,012
12/31/2005          $13,322                $14,249         $11,964
 1/31/2006          $13,347                $14,287         $12,055
 2/28/2006          $13,452                $14,383         $12,079
 3/31/2006          $13,362                $14,284         $12,146
 4/30/2006          $13,363                $14,279         $12,249
 5/31/2006          $13,399                $14,343         $12,310
 6/30/2006          $13,344                $14,289         $12,334
 7/31/2006          $13,497                $14,459         $12,371
 8/31/2006          $13,685                $14,673         $12,395
 9/30/2006          $13,781                $14,775         $12,334
10/31/2006          $13,877                $14,868         $12,267
11/30/2006          $14,008                $14,992         $12,249
12/31/2006          $13,962                $14,939         $12,267
 1/31/2007          $13,927                $14,901         $12,305
 2/28/2007          $14,118                $15,097         $12,371
 3/31/2007          $14,047                $15,060         $12,483
 4/30/2007          $14,083                $15,104         $12,564
 5/31/2007          $14,036                $15,038         $12,641
 6/30/2007          $13,952                $14,960         $12,666
 7/31/2007          $14,036                $15,076         $12,663
 8/31/2007          $13,891                $15,011         $12,639
 9/30/2007          $14,123                $15,233         $12,674
10/31/2007          $14,184                $15,301         $12,701
11/30/2007          $14,196                $15,398         $12,777
12/31/2007          $14,136                $15,441         $12,768
 1/31/2008          $14,209                $15,636         $12,832
 2/29/2008          $13,440                $14,920         $12,869
 3/31/2008          $13,912                $15,346         $12,980
 4/30/2008          $14,175                $15,526         $13,059
 5/31/2008          $14,275                $15,620         $13,169
 6/30/2008          $14,062                $15,443         $13,302
 7/31/2008          $14,050                $15,502         $13,372
 8/31/2008          $14,165                $15,683         $13,318
 9/30/2008          $13,363                $14,948         $13,300
10/31/2008          $12,984                $14,795         $13,166
11/30/2008          $12,753                $14,842         $12,913
12/31/2008          $12,640                $15,059         $12,780
 1/31/2009          $13,274                $15,610         $12,835
 2/28/2009          $13,463                $15,692         $12,899

AVERAGE ANNUAL TOTAL RETURN

CLASS C   2/28/09
-------   -------
1-Year     -1.22%
5-Year     +0.96%
10-Year    +2.92%

CLASS C (3/1/99-2/28/09)

                              (PERFORMANCE GRAPH)

               FRANKLIN MARYLAND
                   TAX-FREE
                  INCOME FUND         BARCLAYS CAPITAL
   DATE            - CLASS C        MUNICIPAL BOND INDEX     CPI
----------   --------------------   --------------------   -------
  3/1/1999          $10,000                $10,000         $10,000
 3/31/1999          $10,017                $10,014         $10,030
 4/30/1999          $10,043                $10,039         $10,103
 5/31/1999          $ 9,992                $ 9,981         $10,103
 6/30/1999          $ 9,846                $ 9,837         $10,103
 7/31/1999          $ 9,864                $ 9,873         $10,134
 8/31/1999          $ 9,709                $ 9,794         $10,158
 9/30/1999          $ 9,683                $ 9,798         $10,207
10/31/1999          $ 9,526                $ 9,692         $10,225
11/30/1999          $ 9,615                $ 9,795         $10,231
12/31/1999          $ 9,519                $ 9,722         $10,231
 1/31/2000          $ 9,450                $ 9,679         $10,261
 2/29/2000          $ 9,558                $ 9,792         $10,322
 3/31/2000          $ 9,783                $10,006         $10,407
 4/30/2000          $ 9,740                $ 9,947         $10,413
 5/31/2000          $ 9,661                $ 9,895         $10,426
 6/30/2000          $ 9,898                $10,157         $10,480
 7/31/2000          $10,036                $10,299         $10,505
 8/31/2000          $10,202                $10,457         $10,505
 9/30/2000          $10,168                $10,403         $10,559
10/31/2000          $10,271                $10,516         $10,578
11/30/2000          $10,356                $10,596         $10,584
12/31/2000          $10,579                $10,858         $10,578
 1/31/2001          $10,636                $10,965         $10,644
 2/28/2001          $10,694                $11,000         $10,687
 3/31/2001          $10,769                $11,099         $10,711
 4/30/2001          $10,668                $10,978         $10,754
 5/31/2001          $10,763                $11,097         $10,802
 6/30/2001          $10,849                $11,171         $10,821
 7/31/2001          $10,992                $11,336         $10,790
 8/31/2001          $11,155                $11,523         $10,790
 9/30/2001          $11,117                $11,484         $10,839
10/31/2001          $11,243                $11,621         $10,802
11/30/2001          $11,167                $11,523         $10,784
12/31/2001          $11,061                $11,414         $10,742
 1/31/2002          $11,205                $11,612         $10,766
 2/28/2002          $11,322                $11,752         $10,809
 3/31/2002          $11,127                $11,522         $10,869
 4/30/2002          $11,293                $11,747         $10,930
 5/31/2002          $11,401                $11,818         $10,930
 6/30/2002          $11,499                $11,943         $10,936
 7/31/2002          $11,618                $12,097         $10,948
 8/31/2002          $11,737                $12,242         $10,985
 9/30/2002          $11,956                $12,510         $11,003
10/31/2002          $11,757                $12,303         $11,021
11/30/2002          $11,728                $12,252         $11,021
12/31/2002          $11,939                $12,510         $10,997
 1/31/2003          $11,939                $12,479         $11,046
 2/28/2003          $12,070                $12,653         $11,131
 3/31/2003          $12,079                $12,661         $11,198
 4/30/2003          $12,171                $12,744         $11,173
 5/31/2003          $12,425                $13,043         $11,155
 6/30/2003          $12,373                $12,987         $11,167
 7/31/2003          $11,940                $12,533         $11,179
 8/31/2003          $12,041                $12,626         $11,222
 9/30/2003          $12,309                $12,997         $11,258
10/31/2003          $12,245                $12,932         $11,246
11/30/2003          $12,369                $13,067         $11,216
12/31/2003          $12,470                $13,175         $11,204
 1/31/2004          $12,541                $13,250         $11,258
 2/29/2004          $12,717                $13,450         $11,319
 3/31/2004          $12,682                $13,403         $11,392
 4/30/2004          $12,393                $13,086         $11,429
 5/31/2004          $12,347                $13,038         $11,495
 6/30/2004          $12,387                $13,086         $11,532
 7/31/2004          $12,513                $13,258         $11,514
 8/31/2004          $12,724                $13,524         $11,520
 9/30/2004          $12,797                $13,595         $11,544
10/31/2004          $12,891                $13,712         $11,605
11/30/2004          $12,791                $13,599         $11,611
12/31/2004          $12,950                $13,765         $11,568
 1/31/2005          $13,100                $13,894         $11,593
 2/28/2005          $13,064                $13,848         $11,660
 3/31/2005          $13,017                $13,760         $11,751
 4/30/2005          $13,189                $13,977         $11,830
 5/31/2005          $13,284                $14,076         $11,818
 6/30/2005          $13,336                $14,163         $11,824
 7/31/2005          $13,288                $14,099         $11,878
 8/31/2005          $13,417                $14,242         $11,939
 9/30/2005          $13,326                $14,146         $12,085
10/31/2005          $13,255                $14,060         $12,109
11/30/2005          $13,307                $14,127         $12,012
12/31/2005          $13,416                $14,249         $11,964
 1/31/2006          $13,435                $14,287         $12,055
 2/28/2006          $13,533                $14,383         $12,079
 3/31/2006          $13,437                $14,284         $12,146
 4/30/2006          $13,432                $14,279         $12,249
 5/31/2006          $13,462                $14,343         $12,310
 6/30/2006          $13,400                $14,289         $12,334
 7/31/2006          $13,546                $14,459         $12,371
 8/31/2006          $13,727                $14,673         $12,395
 9/30/2006          $13,815                $14,775         $12,334
10/31/2006          $13,904                $14,868         $12,267
11/30/2006          $14,040                $14,992         $12,249
12/31/2006          $13,987                $14,939         $12,267
 1/31/2007          $13,935                $14,901         $12,305
 2/28/2007          $14,129                $15,097         $12,371
 3/31/2007          $14,052                $15,060         $12,483
 4/30/2007          $14,081                $15,104         $12,564
 5/31/2007          $14,016                $15,038         $12,641
 6/30/2007          $13,938                $14,960         $12,666
 7/31/2007          $14,016                $15,076         $12,663
 8/31/2007          $13,854                $15,011         $12,639
 9/30/2007          $14,088                $15,233         $12,674
10/31/2007          $14,142                $15,301         $12,701
11/30/2007          $14,148                $15,398         $12,777
12/31/2007          $14,081                $15,441         $12,768
 1/31/2008          $14,147                $15,636         $12,832
 2/29/2008          $13,372                $14,920         $12,869
 3/31/2008          $13,842                $15,346         $12,980
 4/30/2008          $14,093                $15,526         $13,059
 5/31/2008          $14,185                $15,620         $13,169
 6/30/2008          $13,970                $15,443         $13,302
 7/31/2008          $13,952                $15,502         $13,372
 8/31/2008          $14,070                $15,683         $13,318
 9/30/2008          $13,254                $14,948         $13,300
10/31/2008          $12,876                $14,795         $13,166
11/30/2008          $12,644                $14,842         $12,913
12/31/2008          $12,527                $15,059         $12,780
 1/31/2009          $13,142                $15,610         $12,835
 2/28/2009          $13,333                $15,692         $12,899


                               54 | Annual Report

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/28/09.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 12/29/08 for the maximum combined effective federal and Maryland state and local personal income tax rate of 41.14%, based on the federal income tax rate of 35.00%.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/09.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(8.) Source: (C) 2009 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               Annual Report | 55

Your Fund's Expenses

FRANKLIN MARYLAND TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               56 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 9/1/08      VALUE 2/28/09   PERIOD* 9/1/08-2/28/09
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000          $  950.70              $3.29
Hypothetical (5% return before expenses)         $1,000          $1,021.42              $3.41
CLASS C
Actual                                           $1,000          $  947.90              $5.94
Hypothetical (5% return before expenses)         $1,000          $1,018.70              $6.16

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.68% and C: 1.23%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               Annual Report | 57

Franklin Missouri Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Missouri Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Missouri personal income taxes as is consistent with prudent investing while seeking preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

CREDIT QUALITY BREAKDOWN*
Franklin Missouri Tax-Free Income Fund 2/28/09

                                % OF TOTAL
RATINGS                  LONG-TERM INVESTMENTS**
-------                  -----------------------
AAA                                28.3%
AA                                 37.7%
A                                   5.7%
BBB                                13.0%
Below Investment Grade              0.5%
Not Rated by S&P                   14.8%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS                  MOODY'S   INTERNAL
-------                  -------   --------
AAA or Aaa                 2.8%      1.3%
AA or Aa                   1.4%       --
A                          3.2%      0.4%
BBB or Baa                 2.7%      2.8%
Below Investment Grade      --       0.2%
                          ----       ---
Total                     10.1%      4.7%

This annual report for Franklin Missouri Tax-Free Income Fund covers the fiscal year ended February 28, 2009.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, decreased from $11.52 on February 29, 2008, to $11.28 on February 28, 2009. The Fund's

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 122.


                               58 | Annual Report

DIVIDEND DISTRIBUTIONS*
Franklin Missouri Tax-Free Income Fund

                    DIVIDEND PER SHARE
                 -----------------------
MONTH              CLASS A      CLASS C
-----            ----------   ----------
March 2008       4.28 cents   3.72 cents
April 2008       4.28 cents   3.72 cents
May 2008         4.28 cents   3.72 cents
June 2008        4.28 cents   3.72 cents
July 2008        4.28 cents   3.72 cents
August 2008      4.28 cents   3.72 cents
September 2008   4.31 cents   3.77 cents
October 2008     4.31 cents   3.77 cents
November 2008    4.31 cents   3.77 cents
December 2008    4.31 cents   3.83 cents
January 2009     4.31 cents   3.83 cents
February 2009    4.31 cents   3.83 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Class A shares paid dividends totaling 51.16 cents per share for the same period.(2) The Performance Summary beginning on page 61 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.39% based on an annualization of the current 4.31 cent per share dividend and the maximum offering price of $11.78 on February 28, 2009. An investor in the 2009 maximum combined effective federal and Missouri personal income tax bracket of 38.90% would need to earn a distribution rate of 7.18% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

STATE UPDATE

During the reporting period, Missouri's economy was affected by the national recession as well as the mortgage and credit crises. Missouri's once-dominant and still-integral manufacturing sector continued its steady decline, but over recent years the state's economic base has diversified. At period-end, the state's unemployment rate reached 8.3%, its highest level since April 1983, and was

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                               Annual Report | 59

PORTFOLIO BREAKDOWN
Franklin Missouri Tax-Free Income Fund 2/28/09

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
Prerefunded                                     18.3%
Utilities                                       16.5%
Hospital & Health Care                          14.4%
Higher Education                                14.1%
Subject to Government Appropriations             8.4%
Other Revenue                                    7.9%
Tax-Supported                                    6.4%
Transportation                                   5.6%
General Obligation                               5.1%
Corporate-Backed                                 2.3%
Housing                                          1.0%

*    Does not include short-term investments and other net assets.

higher than the national rate of 8.1%.(3) The biggest job losses were in the construction and manufacturing sectors. Missouri's foreclosure rate, while not high compared to other states' rates, increased during the year.

Missouri's initial fiscal year 2009 budget called for an increase in general revenue spending, including increased spending on education and Medicaid. The state's initial revenue estimate anticipated increased collections of sales and individual and corporate income taxes. However, as a result of lower wages, lost income and job security fears associated with rising unemployment, sales tax collections fell in January 2009 from a year earlier. Per state law, the budget is mandated to stay in financial balance, and state officials are required to make midyear budget cuts to maintain a balanced budget. Missouri's debt burden was low at $613 per capita and 1.8% of personal income.(4)

Independent credit rating agency Standard & Poor's assigned Missouri's general obligation bonds its highest rating of AAA with a stable outlook.(5) The rating and outlook reflected the state's healthy and diverse economic base, strong financial management, high reserve levels, and low debt burden.

MANAGER'S DISCUSSION

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Missouri Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

(3.) Source: Bureau of Labor Statistics.

(4.) Source: Standard & Poor's, "State Review: Missouri," RATINGSDIRECT,
     8/29/08.

(5.) This does not indicate Standard & Poor's rating of the Fund.


                               60 | Annual Report

Performance Summary as of 2/28/09

FRANKLIN MISSOURI TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRMOX)                                 CHANGE   2/28/09   2/29/08
-----------------------                                 ------   -------   -------
Net Asset Value (NAV)                                   -$0.24   $ 11.28   $ 11.52
DISTRIBUTIONS (3/1/08-2/28/09)
Dividend Income                               $0.5116

CLASS C (SYMBOL: FMOIX)                                 CHANGE   2/28/09   2/29/08
-----------------------                                 ------   -------   -------
Net Asset Value (NAV)                                   -$0.25   $ 11.35   $ 11.60
DISTRIBUTIONS (3/1/08-2/28/09)
Dividend Income                               $0.4480

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY.

CLASS A                                                 1-YEAR    5-YEAR   10-YEAR
-------                                                 ------   -------   -------
Cumulative Total Return(1)                              +2.39%   +12.60%   +47.21%
Average Annual Total Return(2)                          -1.95%    +1.52%    +3.49%
Avg. Ann. Total Return (3/31/09)(3)                     -4.50%    +1.62%    +3.48%
   Distribution Rate(4)                        4.39%
   Taxable Equivalent Distribution Rate(5)     7.18%
   30-Day Standardized Yield(6)                3.80%
   Taxable Equivalent Yield(5)                 6.22%
   Total Annual Operating Expenses(7)          0.66%

CLASS C                                                  1-YEAR   5-YEAR   10-YEAR
-------                                                 ------   -------   -------
Cumulative Total Return(1)                               +1.81%   +9.56%   +39.30%
Average Annual Total Return(2)                           +0.83%   +1.84%    +3.37%
Avg. Ann. Total Return (3/31/09)(3)                      -1.89%   +1.93%    +3.36%
   Distribution Rate(4)                        4.01%
   Taxable Equivalent Distribution Rate(5)     6.56%
   30-Day Standardized Yield(6)                3.43%
   Taxable Equivalent Yield(5)                 5.61%
   Total Annual Operating Expenses(7)          1.21%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                               Annual Report | 61

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   2/28/09
-------   -------
1-Year     -1.95%
5-Year     +1.52%
10-Year    +3.49%

CLASS A (3/1/99-2/28/09)

                              (PERFORMANCE GRAPH)

             FRANKLIN MISSOURI TAX-FREE     BARCLAYS CAPITAL
DATE           INCOME FUND - CLASS A      MUNICIPAL BOND INDEX      CPI
----         --------------------------   --------------------   --------
  3/1/1999            $ 9,576                   $10,000           $10,000
 3/31/1999            $ 9,599                   $10,014           $10,030
 4/30/1999            $ 9,615                   $10,039           $10,103
 5/31/1999            $ 9,559                   $ 9,981           $10,103
 6/30/1999            $ 9,411                   $ 9,837           $10,103
 7/31/1999            $ 9,427                   $ 9,873           $10,134
 8/31/1999            $ 9,290                   $ 9,794           $10,158
 9/30/1999            $ 9,274                   $ 9,798           $10,207
10/31/1999            $ 9,120                   $ 9,692           $10,225
11/30/1999            $ 9,209                   $ 9,795           $10,231
12/31/1999            $ 9,103                   $ 9,722           $10,231
 1/31/2000            $ 9,013                   $ 9,679           $10,261
 2/29/2000            $ 9,128                   $ 9,792           $10,322
 3/31/2000            $ 9,360                   $10,006           $10,407
 4/30/2000            $ 9,302                   $ 9,947           $10,413
 5/31/2000            $ 9,235                   $ 9,895           $10,426
 6/30/2000            $ 9,487                   $10,157           $10,480
 7/31/2000            $ 9,622                   $10,299           $10,505
 8/31/2000            $ 9,792                   $10,457           $10,505
 9/30/2000            $ 9,732                   $10,403           $10,559
10/31/2000            $ 9,835                   $10,516           $10,578
11/30/2000            $ 9,921                   $10,596           $10,584
12/31/2000            $10,171                   $10,858           $10,578
 1/31/2001            $10,231                   $10,965           $10,644
 2/28/2001            $10,275                   $11,000           $10,687
 3/31/2001            $10,353                   $11,099           $10,711
 4/30/2001            $10,256                   $10,978           $10,754
 5/31/2001            $10,352                   $11,097           $10,802
 6/30/2001            $10,431                   $11,171           $10,821
 7/31/2001            $10,600                   $11,336           $10,790
 8/31/2001            $10,822                   $11,523           $10,790
 9/30/2001            $10,767                   $11,484           $10,839
10/31/2001            $10,910                   $11,621           $10,802
11/30/2001            $10,818                   $11,523           $10,784
12/31/2001            $10,681                   $11,414           $10,742
 1/31/2002            $10,889                   $11,612           $10,766
 2/28/2002            $11,006                   $11,752           $10,809
 3/31/2002            $10,785                   $11,522           $10,869
 4/30/2002            $10,968                   $11,747           $10,930
 5/31/2002            $11,031                   $11,818           $10,930
 6/30/2002            $11,141                   $11,943           $10,936
 7/31/2002            $11,289                   $12,097           $10,948
 8/31/2002            $11,410                   $12,242           $10,985
 9/30/2002            $11,661                   $12,510           $11,003
10/31/2002            $11,452                   $12,303           $11,021
11/30/2002            $11,421                   $12,252           $11,021
12/31/2002            $11,628                   $12,510           $10,997
 1/31/2003            $11,616                   $12,479           $11,046
 2/28/2003            $11,767                   $12,653           $11,131
 3/31/2003            $11,774                   $12,661           $11,198
 4/30/2003            $11,867                   $12,744           $11,173
 5/31/2003            $12,145                   $13,043           $11,155
 6/30/2003            $12,093                   $12,987           $11,167
 7/31/2003            $11,629                   $12,533           $11,179
 8/31/2003            $11,743                   $12,626           $11,222
 9/30/2003            $12,045                   $12,997           $11,258
10/31/2003            $11,982                   $12,932           $11,246
11/30/2003            $12,126                   $13,067           $11,216
12/31/2003            $12,241                   $13,175           $11,204
 1/31/2004            $12,316                   $13,250           $11,258
 2/29/2004            $12,521                   $13,450           $11,319
 3/31/2004            $12,475                   $13,403           $11,392
 4/30/2004            $12,156                   $13,086           $11,429
 5/31/2004            $12,111                   $13,038           $11,495
 6/30/2004            $12,136                   $13,086           $11,532
 7/31/2004            $12,315                   $13,258           $11,514
 8/31/2004            $12,535                   $13,524           $11,520
 9/30/2004            $12,612                   $13,595           $11,544
10/31/2004            $12,740                   $13,712           $11,605
11/30/2004            $12,631                   $13,599           $11,611
12/31/2004            $12,813                   $13,765           $11,568
 1/31/2005            $12,985                   $13,894           $11,593
 2/28/2005            $12,958                   $13,848           $11,660
 3/31/2005            $12,900                   $13,760           $11,751
 4/30/2005            $13,106                   $13,977           $11,830
 5/31/2005            $13,206                   $14,076           $11,818
 6/30/2005            $13,275                   $14,163           $11,824
 7/31/2005            $13,269                   $14,099           $11,878
 8/31/2005            $13,403                   $14,242           $11,939
 9/30/2005            $13,279                   $14,146           $12,085
10/31/2005            $13,175                   $14,060           $12,109
11/30/2005            $13,223                   $14,127           $12,012
12/31/2005            $13,369                   $14,249           $11,964
 1/31/2006            $13,384                   $14,287           $12,055
 2/28/2006            $13,520                   $14,383           $12,079
 3/31/2006            $13,414                   $14,284           $12,146
 4/30/2006            $13,407                   $14,279           $12,249
 5/31/2006            $13,433                   $14,343           $12,310
 6/30/2006            $13,381                   $14,289           $12,334
 7/31/2006            $13,541                   $14,459           $12,371
 8/31/2006            $13,746                   $14,673           $12,395
 9/30/2006            $13,839                   $14,775           $12,334
10/31/2006            $13,933                   $14,868           $12,267
11/30/2006            $14,072                   $14,992           $12,249
12/31/2006            $14,019                   $14,939           $12,267
 1/31/2007            $13,976                   $14,901           $12,305
 2/28/2007            $14,174                   $15,097           $12,371
 3/31/2007            $14,108                   $15,060           $12,483
 4/30/2007            $14,157                   $15,104           $12,564
 5/31/2007            $14,091                   $15,038           $12,641
 6/30/2007            $14,013                   $14,960           $12,666
 7/31/2007            $14,121                   $15,076           $12,663
 8/31/2007            $13,984                   $15,011           $12,639
 9/30/2007            $14,209                   $15,233           $12,674
10/31/2007            $14,271                   $15,301           $12,701
11/30/2007            $14,333                   $15,398           $12,777
12/31/2007            $14,336                   $15,441           $12,768
 1/31/2008            $14,422                   $15,636           $12,832
 2/29/2008            $13,769                   $14,920           $12,869
 3/31/2008            $14,167                   $15,346           $12,980
 4/30/2008            $14,398                   $15,526           $13,059
 5/31/2008            $14,497                   $15,620           $13,169
 6/30/2008            $14,319                   $15,443           $13,302
 7/31/2008            $14,311                   $15,502           $13,372
 8/31/2008            $14,436                   $15,683           $13,318
 9/30/2008            $13,595                   $14,948           $13,300
10/31/2008            $13,479                   $14,795           $13,166
11/30/2008            $13,395                   $14,842           $12,913
12/31/2008            $13,622                   $15,059           $12,780
 1/31/2009            $13,961                   $15,610           $12,835
 2/28/2009            $14,096                   $15,692           $12,899

AVERAGE ANNUAL TOTAL RETURN

CLASS C   2/28/09
-------   -------
1-Year     +0.83%
5-Year     +1.84%
10-Year    +3.37%

CLASS C (3/1/99-2/28/09)

                              (PERFORMANCE GRAPH)

             FRANKLIN MISSOURI TAX-FREE     BARCLAYS CAPITAL
DATE            INCOME FUND - CLASS C     MUNICIPAL BOND INDEX     CPI
----         --------------------------   --------------------   -------
  3/1/1999             $10,000                  $10,000          $10,000
 3/31/1999             $10,020                  $10,014          $10,030
 4/30/1999             $10,023                  $10,039          $10,103
 5/31/1999             $ 9,969                  $ 9,981          $10,103
 6/30/1999             $ 9,802                  $ 9,837          $10,103
 7/31/1999             $ 9,814                  $ 9,873          $10,134
 8/31/1999             $ 9,676                  $ 9,794          $10,158
 9/30/1999             $ 9,647                  $ 9,798          $10,207
10/31/1999             $ 9,491                  $ 9,692          $10,225
11/30/1999             $ 9,571                  $ 9,795          $10,231
12/31/1999             $ 9,456                  $ 9,722          $10,231
 1/31/2000             $ 9,359                  $ 9,679          $10,261
 2/29/2000             $ 9,474                  $ 9,792          $10,322
 3/31/2000             $ 9,710                  $10,006          $10,407
 4/30/2000             $ 9,645                  $ 9,947          $10,413
 5/31/2000             $ 9,581                  $ 9,895          $10,426
 6/30/2000             $ 9,828                  $10,157          $10,480
 7/31/2000             $ 9,971                  $10,299          $10,505
 8/31/2000             $10,133                  $10,457          $10,505
 9/30/2000             $10,075                  $10,403          $10,559
10/31/2000             $10,177                  $10,516          $10,578
11/30/2000             $10,261                  $10,596          $10,584
12/31/2000             $10,513                  $10,858          $10,578
 1/31/2001             $10,571                  $10,965          $10,644
 2/28/2001             $10,611                  $11,000          $10,687
 3/31/2001             $10,695                  $11,099          $10,711
 4/30/2001             $10,581                  $10,978          $10,754
 5/31/2001             $10,675                  $11,097          $10,802
 6/30/2001             $10,751                  $11,171          $10,821
 7/31/2001             $10,920                  $11,336          $10,790
 8/31/2001             $11,143                  $11,523          $10,790
 9/30/2001             $11,091                  $11,484          $10,839
10/31/2001             $11,232                  $11,621          $10,802
11/30/2001             $11,133                  $11,523          $10,784
12/31/2001             $10,988                  $11,414          $10,742
 1/31/2002             $11,186                  $11,612          $10,766
 2/28/2002             $11,310                  $11,752          $10,809
 3/31/2002             $11,078                  $11,522          $10,869
 4/30/2002             $11,260                  $11,747          $10,930
 5/31/2002             $11,320                  $11,818          $10,930
 6/30/2002             $11,427                  $11,943          $10,936
 7/31/2002             $11,573                  $12,097          $10,948
 8/31/2002             $11,691                  $12,242          $10,985
 9/30/2002             $11,942                  $12,510          $11,003
10/31/2002             $11,723                  $12,303          $11,021
11/30/2002             $11,686                  $12,252          $11,021
12/31/2002             $11,892                  $12,510          $10,997
 1/31/2003             $11,874                  $12,479          $11,046
 2/28/2003             $12,023                  $12,653          $11,131
 3/31/2003             $12,025                  $12,661          $11,198
 4/30/2003             $12,114                  $12,744          $11,173
 5/31/2003             $12,392                  $13,043          $11,155
 6/30/2003             $12,343                  $12,987          $11,167
 7/31/2003             $11,858                  $12,533          $11,179
 8/31/2003             $11,966                  $12,626          $11,222
 9/30/2003             $12,266                  $12,997          $11,258
10/31/2003             $12,205                  $12,932          $11,246
11/30/2003             $12,345                  $13,067          $11,216
12/31/2003             $12,446                  $13,175          $11,204
 1/31/2004             $12,526                  $13,250          $11,258
 2/29/2004             $12,718                  $13,450          $11,319
 3/31/2004             $12,676                  $13,403          $11,392
 4/30/2004             $12,348                  $13,086          $11,429
 5/31/2004             $12,296                  $13,038          $11,495
 6/30/2004             $12,316                  $13,086          $11,532
 7/31/2004             $12,480                  $13,258          $11,514
 8/31/2004             $12,707                  $13,524          $11,520
 9/30/2004             $12,778                  $13,595          $11,544
10/31/2004             $12,902                  $13,712          $11,605
11/30/2004             $12,786                  $13,599          $11,611
12/31/2004             $12,963                  $13,765          $11,568
 1/31/2005             $13,130                  $13,894          $11,593
 2/28/2005             $13,097                  $13,848          $11,660
 3/31/2005             $13,033                  $13,760          $11,751
 4/30/2005             $13,233                  $13,977          $11,830
 5/31/2005             $13,338                  $14,076          $11,818
 6/30/2005             $13,391                  $14,163          $11,824
 7/31/2005             $13,379                  $14,099          $11,878
 8/31/2005             $13,507                  $14,242          $11,939
 9/30/2005             $13,376                  $14,146          $12,085
10/31/2005             $13,277                  $14,060          $12,109
11/30/2005             $13,308                  $14,127          $12,012
12/31/2005             $13,448                  $14,249          $11,964
 1/31/2006             $13,457                  $14,287          $12,055
 2/28/2006             $13,598                  $14,383          $12,079
 3/31/2006             $13,475                  $14,284          $12,146
 4/30/2006             $13,462                  $14,279          $12,249
 5/31/2006             $13,481                  $14,343          $12,310
 6/30/2006             $13,423                  $14,289          $12,334
 7/31/2006             $13,577                  $14,459          $12,371
 8/31/2006             $13,775                  $14,673          $12,395
 9/30/2006             $13,873                  $14,775          $12,334
10/31/2006             $13,960                  $14,868          $12,267
11/30/2006             $14,093                  $14,992          $12,249
12/31/2006             $14,022                  $14,939          $12,267
 1/31/2007             $13,984                  $14,901          $12,305
 2/28/2007             $14,174                  $15,097          $12,371
 3/31/2007             $14,102                  $15,060          $12,483
 4/30/2007             $14,133                  $15,104          $12,564
 5/31/2007             $14,061                  $15,038          $12,641
 6/30/2007             $13,988                  $14,960          $12,666
 7/31/2007             $14,088                  $15,076          $12,663
 8/31/2007             $13,946                  $15,011          $12,639
 9/30/2007             $14,151                  $15,233          $12,674
10/31/2007             $14,217                  $15,301          $12,701
11/30/2007             $14,273                  $15,398          $12,777
12/31/2007             $14,270                  $15,441          $12,768
 1/31/2008             $14,336                  $15,636          $12,832
 2/29/2008             $13,684                  $14,920          $12,869
 3/31/2008             $14,083                  $15,346          $12,980
 4/30/2008             $14,292                  $15,526          $13,059
 5/31/2008             $14,396                  $15,620          $13,169
 6/30/2008             $14,214                  $15,443          $13,302
 7/31/2008             $14,199                  $15,502          $13,372
 8/31/2008             $14,315                  $15,683          $13,318
 9/30/2008             $13,469                  $14,948          $13,300
10/31/2008             $13,347                  $14,795          $13,166
11/30/2008             $13,271                  $14,842          $12,913
12/31/2008             $13,476                  $15,059          $12,780
 1/31/2009             $13,803                  $15,610          $12,835
 2/28/2009             $13,930                  $15,692          $12,899


                               62 | Annual Report

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/28/09.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 12/29/08 for the maximum combined effective federal and Missouri personal income tax rate of 38.90%, based on the federal income tax rate of 35.00%.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/09.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(8.) Source: (C) 2009 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               Annual Report | 63

Your Fund's Expenses

FRANKLIN MISSOURI TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.
     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               64 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                                                                 EXPENSES PAID
                                           BEGINNING ACCOUNT   ENDING ACCOUNT   DURING PERIOD*
                                              VALUE 9/1/08      VALUE 2/28/09   9/1/08-2/28/09
                                           -----------------   --------------   --------------
CLASS A
Actual                                           $1,000           $  976.60          $3.23
Hypothetical (5% return before expenses)         $1,000           $1,021.52          $3.31
CLASS C
Actual                                           $1,000           $  973.20          $5.92
Hypothetical (5% return before expenses)         $1,000           $1,018.79          $6.06

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.66% and C: 1.21%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               Annual Report | 65

Franklin North Carolina Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin North Carolina Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and North Carolina personal income taxes as is consistent with prudent investing while seeking preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*
Franklin North Carolina Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/09**

                                  (PIE CHART)

AAA................   32.9%
AA.................   34.7%
A..................   12.4%
BBB................   11.6%
Not Rated by S&P...    8.4%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS                  MOODY'S   INTERNAL
-------                  -------   --------
AAA or Aaa                 0.6%        --
AA or Aa                   5.0%        --
A                          0.9%       0.3%
BBB or Baa                 0.7%       0.7%
Below Investment Grade     0.2%        --
                           ---        ---
Total                      7.4%       1.0%

This annual report for Franklin North Carolina Tax-Free Income Fund covers the fiscal year ended February 28, 2009.

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 130.


                               66 | Annual Report

DIVIDEND DISTRIBUTIONS*
Franklin North Carolina Tax-Free Income Fund

                    DIVIDEND PER SHARE
                 -----------------------
MONTH              CLASS A      CLASS C
-----            ----------   ----------
March 2008       4.15 cents   3.58 cents
April 2008       4.15 cents   3.58 cents
May 2008         4.15 cents   3.58 cents
June 2008        4.15 cents   3.61 cents
July 2008        4.15 cents   3.61 cents
August 2008      4.15 cents   3.61 cents
September 2008   4.15 cents   3.61 cents
October 2008     4.15 cents   3.61 cents
November 2008    4.15 cents   3.61 cents
December 2008    4.15 cents   3.66 cents
January 2009     4.15 cents   3.66 cents
February 2009    4.15 cents   3.66 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, decreased from $11.46 on February 29, 2008, to $11.37 on February 28, 2009. The Fund's Class A shares paid dividends totaling 49.43 cents per share for the same period.(2) The Performance Summary beginning on page 70 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.24% based on an annualization of the current 4.19 cent per share dividend and the maximum offering price of $11.87 on February 28, 2009. An investor in the 2009 maximum combined effective federal and North Carolina personal income tax bracket of 40.04% would need to earn a distribution rate of 7.07% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                               Annual Report | 67

PORTFOLIO BREAKDOWN
Franklin North Carolina Tax-Free Income Fund
2/28/09

                                        % OF TOTAL
                                         LONG-TERM
                                       INVESTMENTS*
                                       ------------
Utilities                                 22.0%
Hospital & Health Care                    18.8%
Subject to Government Appropriations      13.7%
Prerefunded                               12.7%
Higher Education                          12.0%
Transportation                            10.5%
General Obligation                         5.3%
Housing                                    2.1%
Other Revenue                              1.3%
Tax-Supported                              0.9%
Corporate-Backed                           0.7%

*    Does not include short-term investments and other net assets.

STATE UPDATE

During the year under review, North Carolina's economy decelerated amid a national slowdown. However, the state was more resilient, relative to other states, in weathering the housing market downturn as its home prices held up better than the U.S. average. Job gains in the professional and business services and health and education services sectors offset some of the weakness from ongoing contraction in manufacturing and construction. Overall, employment growth slowed similar to the national pattern. As of February 2009, the state's 10.7% unemployment rate was higher than the country's 8.1% average.(3)

Despite recent economic deceleration, North Carolina delivered modest revenue growth for fiscal year 2008, largely driven by an increase in personal income taxes and better-than-expected growth in corporate income taxes. For fiscal year 2009, the state projected 5% total revenue growth compared with fiscal year 2008.(4) However, North Carolina did not expect a budgetary surplus in the current fiscal year as it had in previous years. North Carolina's net tax-supported debt increased significantly in recent years partly due to large issuances for higher education capital projects. Despite this sizable increase, the state's debt burden, at $774 per capita and 2.3% of personal income, remained moderate compared with those of other states.(5)

Independent credit rating agency Standard & Poor's assigned North Carolina its highest AAA rating with a stable outlook.(6) The rating and outlook reflected North Carolina's strong financial management, replenished reserve fund and healthy financial outlook.

MANAGER'S DISCUSSION

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

(3.) Source: Bureau of Labor Statistics.

(4.) Source: Moody's Investors Service, "New Issue: North Carolina (State of),"
     8/1/08.

(5.) Source: Standard & Poor's, "State Review: North Carolina," RATINGSDIRECT,
     8/5/08.

(6.) This does not indicate Standard & Poor's rating of the Fund.


                               68 | Annual Report

Thank you for your continued participation in Franklin North Carolina Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               Annual Report | 69

Performance Summary as of 2/28/09

FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FXNCX)                    CHANGE   2/28/09   2/29/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$0.09    $11.37    $11.46
DISTRIBUTIONS (3/1/08-2/28/09)
Dividend Income                  $0.4943

CLASS C (SYMBOL: FNCIX)                    CHANGE   2/28/09   2/29/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$0.09    $11.49    $11.58
DISTRIBUTIONS (3/1/08-2/28/09)
Dividend Income                  $0.4307

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY.

CLASS A                                              1-YEAR   5-YEAR   10-YEAR
-------                                              ------   ------   -------
Cumulative Total Return(1)                            +3.60%  +13.32%   +47.90%
Average Annual Total Return(2)                        -0.81%   +1.65%    +3.54%
Avg. Ann. Total Return (3/31/09)(3)                   -3.56%   +1.70%    +3.54%
   Distribution Rate(4)                      4.24%
   Taxable Equivalent Distribution Rate(5)   7.07%
   30-Day Standardized Yield(6)              4.07%
   Taxable Equivalent Yield(5)               6.79%
   Total Annual Operating Expenses(7)        0.65%

CLASS C                                              1-YEAR   5-YEAR   10-YEAR
-------                                              ------   ------   -------
Cumulative Total Return(1)                           +2.99%   +10.11%   +39.92%
Average Annual Total Return(2)                       +2.00%    +1.94%    +3.42%
Avg. Ann. Total Return (3/31/09)(3)                  -0.74%    +2.03%    +3.43%
   Distribution Rate(4)                      3.84%
   Taxable Equivalent Distribution Rate(5)   6.40%
   30-Day Standardized Yield(6)              3.71%
   Taxable Equivalent Yield(5)               6.19%
   Total Annual Operating Expenses(7)        1.20%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.


                               70 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (3/1/99-2/28/09)

                               (PERFORMANCE GRAPH)

             FRANKLIN NORTH CAROLINA
                 TAX-FREE INCOME         BARCLAYS CAPITAL
DATE              FUND - CLASS A       MUNICIPAL BOND INDEX           CPI
----------   -----------------------   --------------------   ------------------
  3/1/1999           $ 9,575                  $10,000               $10,000
 3/31/1999           $ 9,590                  $10,014               $10,030
 4/30/1999           $ 9,605                  $10,039               $10,103
 5/31/1999           $ 9,557                  $ 9,981               $10,103
 6/30/1999           $ 9,405                  $ 9,837               $10,103
 7/31/1999           $ 9,413                  $ 9,873               $10,134
 8/31/1999           $ 9,308                  $ 9,794               $10,158
 9/30/1999           $ 9,291                  $ 9,798               $10,207
10/31/1999           $ 9,153                  $ 9,692               $10,225
11/30/1999           $ 9,226                  $ 9,795               $10,231
12/31/1999           $ 9,119                  $ 9,722               $10,231
 1/31/2000           $ 9,044                  $ 9,679               $10,261
 2/29/2000           $ 9,152                  $ 9,792               $10,322
 3/31/2000           $ 9,375                  $10,006               $10,407
 4/30/2000           $ 9,316                  $ 9,947               $10,413
 5/31/2000           $ 9,266                  $ 9,895               $10,426
 6/30/2000           $ 9,501                  $10,157               $10,480
 7/31/2000           $ 9,645                  $10,299               $10,505
 8/31/2000           $ 9,789                  $10,457               $10,505
 9/30/2000           $ 9,738                  $10,403               $10,559
10/31/2000           $ 9,849                  $10,516               $10,578
11/30/2000           $ 9,935                  $10,596               $10,584
12/31/2000           $10,177                  $10,858               $10,578
 1/31/2001           $10,246                  $10,965               $10,644
 2/28/2001           $10,290                  $11,000               $10,687
 3/31/2001           $10,369                  $11,099               $10,711
 4/30/2001           $10,246                  $10,978               $10,754
 5/31/2001           $10,343                  $11,097               $10,802
 6/30/2001           $10,432                  $11,171               $10,821
 7/31/2001           $10,628                  $11,336               $10,790
 8/31/2001           $10,789                  $11,523               $10,790
 9/30/2001           $10,734                  $11,484               $10,839
10/31/2001           $10,868                  $11,621               $10,802
11/30/2001           $10,795                  $11,523               $10,784
12/31/2001           $10,676                  $11,414               $10,742
 1/31/2002           $10,847                  $11,612               $10,766
 2/28/2002           $10,982                  $11,752               $10,809
 3/31/2002           $10,778                  $11,522               $10,869
 4/30/2002           $10,969                  $11,747               $10,930
 5/31/2002           $11,022                  $11,818               $10,930
 6/30/2002           $11,122                  $11,943               $10,936
 7/31/2002           $11,258                  $12,097               $10,948
 8/31/2002           $11,396                  $12,242               $10,985
 9/30/2002           $11,656                  $12,510               $11,003
10/31/2002           $11,465                  $12,303               $11,021
11/30/2002           $11,433                  $12,252               $11,021
12/31/2002           $11,668                  $12,510               $10,997
 1/31/2003           $11,636                  $12,479               $11,046
 2/28/2003           $11,777                  $12,653               $11,131
 3/31/2003           $11,773                  $12,661               $11,198
 4/30/2003           $11,838                  $12,744               $11,173
 5/31/2003           $12,116                  $13,043               $11,155
 6/30/2003           $12,083                  $12,987               $11,167
 7/31/2003           $11,658                  $12,533               $11,179
 8/31/2003           $11,752                  $12,626               $11,222
 9/30/2003           $12,052                  $12,997               $11,258
10/31/2003           $11,999                  $12,932               $11,246
11/30/2003           $12,143                  $13,067               $11,216
12/31/2003           $12,247                  $13,175               $11,204
 1/31/2004           $12,322                  $13,250               $11,258
 2/29/2004           $12,498                  $13,450               $11,319
 3/31/2004           $12,493                  $13,403               $11,392
 4/30/2004           $12,205                  $13,086               $11,429
 5/31/2004           $12,160                  $13,038               $11,495
 6/30/2004           $12,217                  $13,086               $11,532
 7/31/2004           $12,386                  $13,258               $11,514
 8/31/2004           $12,596                  $13,524               $11,520
 9/30/2004           $12,674                  $13,595               $11,544
10/31/2004           $12,793                  $13,712               $11,605
11/30/2004           $12,694                  $13,599               $11,611
12/31/2004           $12,855                  $13,765               $11,568
 1/31/2005           $13,028                  $13,894               $11,593
 2/28/2005           $13,012                  $13,848               $11,660
 3/31/2005           $12,943                  $13,760               $11,751
 4/30/2005           $13,127                  $13,977               $11,830
 5/31/2005           $13,217                  $14,076               $11,818
 6/30/2005           $13,286                  $14,163               $11,824
 7/31/2005           $13,248                  $14,099               $11,878
 8/31/2005           $13,360                  $14,242               $11,939
 9/30/2005           $13,278                  $14,146               $12,085
10/31/2005           $13,217                  $14,060               $12,109
11/30/2005           $13,264                  $14,127               $12,012
12/31/2005           $13,376                  $14,249               $11,964
 1/31/2006           $13,402                  $14,287               $12,055
 2/28/2006           $13,515                  $14,383               $12,079
 3/31/2006           $13,430                  $14,284               $12,146
 4/30/2006           $13,434                  $14,279               $12,249
 5/31/2006           $13,471                  $14,343               $12,310
 6/30/2006           $13,418                  $14,289               $12,334
 7/31/2006           $13,566                  $14,459               $12,371
 8/31/2006           $13,760                  $14,673               $12,395
 9/30/2006           $13,853                  $14,775               $12,334
10/31/2006           $13,946                  $14,868               $12,267
11/30/2006           $14,085                  $14,992               $12,249
12/31/2006           $14,031                  $14,939               $12,267
 1/31/2007           $13,989                  $14,901               $12,305
 2/28/2007           $14,174                  $15,097               $12,371
 3/31/2007           $14,107                  $15,060               $12,483
 4/30/2007           $14,156                  $15,104               $12,564
 5/31/2007           $14,100                  $15,038               $12,641
 6/30/2007           $14,021                  $14,960               $12,666
 7/31/2007           $14,103                  $15,076               $12,663
 8/31/2007           $13,977                  $15,011               $12,639
 9/30/2007           $14,189                  $15,233               $12,674
10/31/2007           $14,261                  $15,301               $12,701
11/30/2007           $14,310                  $15,398               $12,777
12/31/2007           $14,323                  $15,441               $12,768
 1/31/2008           $14,407                  $15,636               $12,832
 2/29/2008           $13,670                  $14,920               $12,869
 3/31/2008           $14,102                  $15,346               $12,980
 4/30/2008           $14,367                  $15,526               $13,059
 5/31/2008           $14,476                  $15,620               $13,169
 6/30/2008           $14,310                  $15,443               $13,302
 7/31/2008           $14,312                  $15,502               $13,372
 8/31/2008           $14,447                  $15,683               $13,318
 9/30/2008           $13,545                  $14,948               $13,300
10/31/2008           $13,379                  $14,795               $13,166
11/30/2008           $13,158                  $14,842               $12,913
12/31/2008           $13,370                  $15,059               $12,780
 1/31/2009           $13,793                  $15,610               $12,835
 2/28/2009           $14,161                  $15,692               $12,899

AVERAGE ANNUAL TOTAL RETURN

CLASS A   2/28/09
-------   -------
1-Year     -0.81%
5-Year     +1.65%
10-Year    +3.54%

CLASS C (3/1/99-2/28/09)

                               (PERFORMANCE GRAPH)

             FRANKLIN NORTH CAROLINA
                 TAX-FREE INCOME         BARCLAYS CAPITAL
DATE              FUND - CLASS C       MUNICIPAL BOND INDEX           CPI
----------   -----------------------   --------------------   ------------------
  3/1/1999           $10,000                  $10,000               $10,000
 3/31/1999           $10,011                  $10,014               $10,030
 4/30/1999           $10,022                  $10,039               $10,103
 5/31/1999           $ 9,967                  $ 9,981               $10,103
 6/30/1999           $ 9,797                  $ 9,837               $10,103
 7/31/1999           $ 9,808                  $ 9,873               $10,134
 8/31/1999           $ 9,687                  $ 9,794               $10,158
 9/30/1999           $ 9,673                  $ 9,798               $10,207
10/31/1999           $ 9,518                  $ 9,692               $10,225
11/30/1999           $ 9,588                  $ 9,795               $10,231
12/31/1999           $ 9,474                  $ 9,722               $10,231
 1/31/2000           $ 9,393                  $ 9,679               $10,261
 2/29/2000           $ 9,507                  $ 9,792               $10,322
 3/31/2000           $ 9,734                  $10,006               $10,407
 4/30/2000           $ 9,669                  $ 9,947               $10,413
 5/31/2000           $ 9,604                  $ 9,895               $10,426
 6/30/2000           $ 9,850                  $10,157               $10,480
 7/31/2000           $ 9,993                  $10,299               $10,505
 8/31/2000           $10,137                  $10,457               $10,505
 9/30/2000           $10,080                  $10,403               $10,559
10/31/2000           $10,190                  $10,516               $10,578
11/30/2000           $10,274                  $10,596               $10,584
12/31/2000           $10,517                  $10,858               $10,578
 1/31/2001           $10,593                  $10,965               $10,644
 2/28/2001           $10,633                  $11,000               $10,687
 3/31/2001           $10,708                  $11,099               $10,711
 4/30/2001           $10,568                  $10,978               $10,754
 5/31/2001           $10,671                  $11,097               $10,802
 6/30/2001           $10,757                  $11,171               $10,821
 7/31/2001           $10,953                  $11,336               $10,790
 8/31/2001           $11,112                  $11,523               $10,790
 9/30/2001           $11,052                  $11,484               $10,839
10/31/2001           $11,184                  $11,621               $10,802
11/30/2001           $11,104                  $11,523               $10,784
12/31/2001           $10,977                  $11,414               $10,742
 1/31/2002           $11,155                  $11,612               $10,766
 2/28/2002           $11,279                  $11,752               $10,809
 3/31/2002           $11,065                  $11,522               $10,869
 4/30/2002           $11,255                  $11,747               $10,930
 5/31/2002           $11,314                  $11,818               $10,930
 6/30/2002           $11,409                  $11,943               $10,936
 7/31/2002           $11,543                  $12,097               $10,948
 8/31/2002           $11,677                  $12,242               $10,985
 9/30/2002           $11,946                  $12,510               $11,003
10/31/2002           $11,737                  $12,303               $11,021
11/30/2002           $11,699                  $12,252               $11,021
12/31/2002           $11,932                  $12,510               $10,997
 1/31/2003           $11,895                  $12,479               $11,046
 2/28/2003           $12,042                  $12,653               $11,131
 3/31/2003           $12,023                  $12,661               $11,198
 4/30/2003           $12,093                  $12,744               $11,173
 5/31/2003           $12,369                  $13,043               $11,155
 6/30/2003           $12,330                  $12,987               $11,167
 7/31/2003           $11,886                  $12,533               $11,179
 8/31/2003           $11,984                  $12,626               $11,222
 9/30/2003           $12,271                  $12,997               $11,258
10/31/2003           $12,211                  $12,932               $11,246
11/30/2003           $12,359                  $13,067               $11,216
12/31/2003           $12,459                  $13,175               $11,204
 1/31/2004           $12,529                  $13,250               $11,258
 2/29/2004           $12,710                  $13,450               $11,319
 3/31/2004           $12,689                  $13,403               $11,392
 4/30/2004           $12,393                  $13,086               $11,429
 5/31/2004           $12,342                  $13,038               $11,495
 6/30/2004           $12,393                  $13,086               $11,532
 7/31/2004           $12,557                  $13,258               $11,514
 8/31/2004           $12,773                  $13,524               $11,520
 9/30/2004           $12,835                  $13,595               $11,544
10/31/2004           $12,949                  $13,712               $11,605
11/30/2004           $12,855                  $13,599               $11,611
12/31/2004           $13,010                  $13,765               $11,568
 1/31/2005           $13,166                  $13,894               $11,593
 2/28/2005           $13,144                  $13,848               $11,660
 3/31/2005           $13,079                  $13,760               $11,751
 4/30/2005           $13,258                  $13,977               $11,830
 5/31/2005           $13,341                  $14,076               $11,818
 6/30/2005           $13,404                  $14,163               $11,824
 7/31/2005           $13,360                  $14,099               $11,878
 8/31/2005           $13,466                  $14,242               $11,939
 9/30/2005           $13,378                  $14,146               $12,085
10/31/2005           $13,311                  $14,060               $12,109
11/30/2005           $13,352                  $14,127               $12,012
12/31/2005           $13,458                  $14,249               $11,964
 1/31/2006           $13,477                  $14,287               $12,055
 2/28/2006           $13,594                  $14,383               $12,079
 3/31/2006           $13,493                  $14,284               $12,146
 4/30/2006           $13,490                  $14,279               $12,249
 5/31/2006           $13,521                  $14,343               $12,310
 6/30/2006           $13,462                  $14,289               $12,334
 7/31/2006           $13,614                  $14,459               $12,371
 8/31/2006           $13,800                  $14,673               $12,395
 9/30/2006           $13,875                  $14,775               $12,334
10/31/2006           $13,973                  $14,868               $12,267
11/30/2006           $14,093                  $14,992               $12,249
12/31/2006           $14,033                  $14,939               $12,267
 1/31/2007           $13,996                  $14,901               $12,305
 2/28/2007           $14,173                  $15,097               $12,371
 3/31/2007           $14,100                  $15,060               $12,483
 4/30/2007           $14,142                  $15,104               $12,564
 5/31/2007           $14,069                  $15,038               $12,641
 6/30/2007           $13,995                  $14,960               $12,666
 7/31/2007           $14,070                  $15,076               $12,663
 8/31/2007           $13,928                  $15,011               $12,639
 9/30/2007           $14,142                  $15,233               $12,674
10/31/2007           $14,194                  $15,301               $12,701
11/30/2007           $14,248                  $15,398               $12,777
12/31/2007           $14,254                  $15,441               $12,768
 1/31/2008           $14,331                  $15,636               $12,832
 2/29/2008           $13,587                  $14,920               $12,869
 3/31/2008           $14,005                  $15,346               $12,980
 4/30/2008           $14,270                  $15,526               $13,059
 5/31/2008           $14,371                  $15,620               $13,169
 6/30/2008           $14,201                  $15,443               $13,302
 7/31/2008           $14,197                  $15,502               $13,372
 8/31/2008           $14,323                  $15,683               $13,318
 9/30/2008           $13,421                  $14,948               $13,300
10/31/2008           $13,250                  $14,795               $13,166
11/30/2008           $13,028                  $14,842               $12,913
12/31/2008           $13,230                  $15,059               $12,780
 1/31/2009           $13,649                  $15,610               $12,835
 2/28/2009           $13,992                  $15,692               $12,899

AVERAGE ANNUAL TOTAL RETURN

CLASS C   2/28/09
-------   -------
1-Year     +2.00%
5-Year     +1.94%
10-Year    +3.42%


                               Annual Report | 71

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/28/09.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 12/29/08 for the maximum combined effective federal and North Carolina personal income tax rate of 40.04%, based on the federal income tax rate of 35.00%.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/09.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(8.) Source: (C) 2009 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               72 | Annual Report

Your Fund's Expenses

FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.
     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 73

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                       VALUE 9/1/08      VALUE 2/28/09   PERIOD* 9/1/08-2/28/09
-------                                    -----------------   --------------   ----------------------
Actual                                           $1,000           $  980.30              $3.19
Hypothetical (5% return before expenses)         $1,000           $1,021.57              $3.26

CLASS C
-------
Actual                                           $1,000           $  977.00              $5.88
Hypothetical (5% return before expenses)         $1,000           $1,018.84              $6.01

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.65% and C: 1.20%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               74 | Annual Report

Franklin Virginia Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Virginia Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Virginia personal income taxes as is consistent with prudent investing while seeking preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*
Franklin Virginia Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/09**

                                  (PIE CHART)

AAA                31.4%
AA                 41.0%
A                   8.9%
BBB                10.2%
Not Rated by S&P    8.5%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS                  MOODY'S   INTERNAL
-------                  -------   --------
AAA or Aaa                 0.2%      0.3%
AA or Aa                   1.7%       --
A                          3.4%       --
BBB or Baa                 2.2%       --
Below Investment Grade     0.7%       --
                           ---       ---
Total                      8.2%      0.3%


This annual report for Franklin Virginia Tax-Free Income Fund covers the fiscal year ended February 28, 2009.

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 139.


                               Annual Report | 75

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

DIVIDEND DISTRIBUTIONS*
Franklin Virginia Tax-Free Income Fund

                    DIVIDEND PER SHARE
                 -----------------------
MONTH              CLASS A      CLASS C
-----            ----------   ----------
March 2008       4.00 cents   3.44 cents
April 2008       4.00 cents   3.44 cents
May 2008         4.00 cents   3.44 cents
June 2008        4.00 cents   3.47 cents
July 2008        4.00 cents   3.47 cents
August 2008      4.00 cents   3.47 cents
September 2008   4.00 cents   3.48 cents
October 2008     4.00 cents   3.48 cents
November 2008    4.00 cents   3.48 cents
December 2008    4.00 cents   3.52 cents
January 2009     4.00 cents   3.52 cents
February 2009    4.00 cents   3.52 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, decreased from $11.12 on February 29, 2008, to $10.95 on February 28, 2009. The Fund's Class A shares paid dividends totaling 47.65 cents per share for the same period.(2) The Performance Summary beginning on page 78 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.25% based on an annualization of the current 4.05 cent per share dividend and the maximum offering price of $11.44 on February 28, 2009. An investor in the 2009 maximum combined effective federal and Virginia personal income tax bracket of 38.74% would need to earn a distribution rate of 6.94% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

COMMONWEALTH UPDATE

Virginia's economy slowed during the year under review but still outperformed the nation, and employment growth was weak yet positive. As of February 2009, the commonwealth's 6.6% unemployment rate was lower than the 8.1%

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                               76 | Annual Report
national average.(3) A large military presence and proximity to the nation's capital remained stabilizing factors for Virginia's economy. Median household effective buying power and per-capita income continued to grow and were well above national levels. However, consistent with national trends, the commonwealth's real estate market slowed, particularly in northern Virginia, an area that had grown significantly in recent years.

For the first quarter of fiscal year 2009 through September 2008, Virginia's revenue collections declined 4% compared with the same period in fiscal year 2008.(4) Sales and mortgage recordation taxes weakened, and personal income taxes grew but below the projected rate. To close the budget gap, the governor ordered state agencies to reduce spending and delay pay increases, issued additional pay-as-you-go bonds, enacted one-time transfers, and proposed a withdrawal from the revenue stabilization fund.

Virginia's debt burden remained manageable and debt ratios were low, with overall net debt per capita at $764 and about 1.9% of personal income.(4) Independent credit rating agency Standard & Poor's assigned Virginia its highest rating of AAA with a stable outlook.(5) This rating and outlook reflected the commonwealth's strong and diverse economy, strong financial operations, pro-active and conservative budgeting, and manageable debt burden.

MANAGER'S DISCUSSION

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Virginia Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

PORTFOLIO BREAKDOWN
Franklin Virginia Tax-Free Income Fund
2/28/09

                                        % OF TOTAL
                                         LONG-TERM
                                       INVESTMENTS*
                                       ------------
Utilities                                  20.5%
Prerefunded                                19.9%
Other Revenue                              16.0%
General Obligation                         11.4%
Transportation                              7.8%
Hospital & Health Care                      5.9%
Subject to Government Appropriations        4.7%
Housing                                     4.2%
Higher Education                            3.9%
Tax-Supported                               3.3%
Corporate-Backed                            2.4%

*    Does not include short-term investments and other net assets.

(3.) Source: Bureau of Labor Statistics.

(4.) Source: Moody's Investors Service, "New Issue: Virginia (Commonwealth of),"
     11/7/08.

(5.) This does not indicate Standard & Poor's rating of the Fund.


                               Annual Report | 77

Performance Summary as of 2/28/09

FRANKLIN VIRGINIA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRVAX)                    CHANGE   2/28/09   2/29/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$0.17    $10.95    $11.12
DISTRIBUTIONS (3/1/08-2/28/09)
Dividend Income                  $0.4765

CLASS C (SYMBOL: FVAIX)                    CHANGE   2/28/09   2/29/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$0.16    $11.08    $11.24
DISTRIBUTIONS (3/1/08-2/28/09)
Dividend Income                  $0.4144

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY.

CLASS A                                              1-YEAR   5-YEAR   10-YEAR
-------                                              ------   ------   -------
Cumulative Total Return(1)                            +2.80%  +13.64%   +45.92%
Average Annual Total Return(2)                        -1.54%   +1.70%    +3.40%
Avg. Ann. Total Return (3/31/09)(3)                   -4.18%   +1.78%    +3.40%
   Distribution Rate(4)                      4.25%
   Taxable Equivalent Distribution Rate(5)   6.94%
   30-Day Standardized Yield(6)              3.77%
   Taxable Equivalent Yield(5)               6.15%
   Total Annual Operating Expenses(7)        0.66%

CLASS C                                              1-YEAR   5-YEAR   10-YEAR
-------                                              ------   ------   -------
Cumulative Total Return(1)                            +2.30%  +10.70%  +38.38%
Average Annual Total Return(2)                        +1.31%   +2.05%   +3.30%
Avg. Ann. Total Return (3/31/09)(3)                   -1.42%   +2.11%   +3.29%
   Distribution Rate(4)                      3.84%
   Taxable Equivalent Distribution Rate(5)   6.27%
   30-Day Standardized Yield(6)              3.38%
   Taxable Equivalent Yield(5)               5.52%
   Total Annual Operating Expenses(7)        1.21%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.


                               78 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (3/1/99-2/28/09)

                              (PERFORMANCE GRAPH)

             FRANKLIN VIRGINIA
              TAX-FREE INCOME      BARCLAYS CAPITAL
DATE           FUND - CLASS A    MUNICIPAL BOND INDEX     CPI
----         -----------------   --------------------   -------
3/1/1999          $ 9,573               $10,000         $10,000
3/31/1999         $ 9,588               $10,014         $10,030
4/30/1999         $ 9,603               $10,039         $10,103
5/31/1999         $ 9,561               $ 9,981         $10,103
6/30/1999         $ 9,413               $ 9,837         $10,103
7/31/1999         $ 9,427               $ 9,873         $10,134
8/31/1999         $ 9,295               $ 9,794         $10,158
9/30/1999         $ 9,285               $ 9,798         $10,207
10/31/1999        $ 9,135               $ 9,692         $10,225
11/30/1999        $ 9,216               $ 9,795         $10,231
12/31/1999        $ 9,123               $ 9,722         $10,231
1/31/2000         $ 9,037               $ 9,679         $10,261
2/29/2000         $ 9,155               $ 9,792         $10,322
3/31/2000         $ 9,417               $10,006         $10,407
4/30/2000         $ 9,355               $ 9,947         $10,413
5/31/2000         $ 9,286               $ 9,895         $10,426
6/30/2000         $ 9,534               $10,157         $10,480
7/31/2000         $ 9,654               $10,299         $10,505
8/31/2000         $ 9,810               $10,457         $10,505
9/30/2000         $ 9,748               $10,403         $10,559
10/31/2000        $ 9,853               $10,516         $10,578
11/30/2000        $ 9,896               $10,596         $10,584
12/31/2000        $10,108               $10,858         $10,578
1/31/2001         $10,169               $10,965         $10,644
2/28/2001         $10,240               $11,000         $10,687
3/31/2001         $10,328               $11,099         $10,711
4/30/2001         $10,219               $10,978         $10,754
5/31/2001         $10,317               $11,097         $10,802
6/30/2001         $10,388               $11,171         $10,821
7/31/2001         $10,542               $11,336         $10,790
8/31/2001         $10,687               $11,523         $10,790
9/30/2001         $10,620               $11,484         $10,839
10/31/2001        $10,756               $11,621         $10,802
11/30/2001        $10,697               $11,523         $10,784
12/31/2001        $10,554               $11,414         $10,742
1/31/2002         $10,718               $11,612         $10,766
2/28/2002         $10,826               $11,752         $10,809
3/31/2002         $10,643               $11,522         $10,869
4/30/2002         $10,800               $11,747         $10,930
5/31/2002         $10,862               $11,818         $10,930
6/30/2002         $10,953               $11,943         $10,936
7/31/2002         $11,082               $12,097         $10,948
8/31/2002         $11,184               $12,242         $10,985
9/30/2002         $11,401               $12,510         $11,003
10/31/2002        $11,165               $12,303         $11,021
11/30/2002        $11,131               $12,252         $11,021
12/31/2002        $11,371               $12,510         $10,997
1/31/2003         $11,326               $12,479         $11,046
2/28/2003         $11,467               $12,653         $11,131
3/31/2003         $11,491               $12,661         $11,198
4/30/2003         $11,604               $12,744         $11,173
5/31/2003         $11,895               $13,043         $11,155
6/30/2003         $11,859               $12,987         $11,167
7/31/2003         $11,431               $12,533         $11,179
8/31/2003         $11,535               $12,626         $11,222
9/30/2003         $11,801               $12,997         $11,258
10/31/2003        $11,785               $12,932         $11,246
11/30/2003        $11,920               $13,067         $11,216
12/31/2003        $12,024               $13,175         $11,204
1/31/2004         $12,109               $13,250         $11,258
2/29/2004         $12,296               $13,450         $11,319
3/31/2004         $12,278               $13,403         $11,392
4/30/2004         $11,980               $13,086         $11,429
5/31/2004         $11,973               $13,038         $11,495
6/30/2004         $12,007               $13,086         $11,532
7/31/2004         $12,166               $13,258         $11,514
8/31/2004         $12,378               $13,524         $11,520
9/30/2004         $12,455               $13,595         $11,544
10/31/2004        $12,584               $13,712         $11,605
11/30/2004        $12,481               $13,599         $11,611
12/31/2004        $12,676               $13,765         $11,568
1/31/2005         $12,829               $13,894         $11,593
2/28/2005         $12,810               $13,848         $11,660
3/31/2005         $12,771               $13,760         $11,751
4/30/2005         $12,947               $13,977         $11,830
5/31/2005         $13,026               $14,076         $11,818
6/30/2005         $13,106               $14,163         $11,824
7/31/2005         $13,055               $14,099         $11,878
8/31/2005         $13,157               $14,242         $11,939
9/30/2005         $13,094               $14,146         $12,085
10/31/2005        $13,031               $14,060         $12,109
11/30/2005        $13,066               $14,127         $12,012
12/31/2005        $13,169               $14,249         $11,964
1/31/2006         $13,194               $14,287         $12,055
2/28/2006         $13,308               $14,383         $12,079
3/31/2006         $13,231               $14,284         $12,146
4/30/2006         $13,233               $14,279         $12,249
5/31/2006         $13,269               $14,343         $12,310
6/30/2006         $13,226               $14,289         $12,334
7/31/2006         $13,354               $14,459         $12,371
8/31/2006         $13,516               $14,673         $12,395
9/30/2006         $13,598               $14,775         $12,334
10/31/2006        $13,682               $14,868         $12,267
11/30/2006        $13,788               $14,992         $12,249
12/31/2006        $13,755               $14,939         $12,267
1/31/2007         $13,722               $14,901         $12,305
2/28/2007         $13,888               $15,097         $12,371
3/31/2007         $13,854               $15,060         $12,483
4/30/2007         $13,891               $15,104         $12,564
5/31/2007         $13,834               $15,038         $12,641
6/30/2007         $13,788               $14,960         $12,666
7/31/2007         $13,884               $15,076         $12,663
8/31/2007         $13,801               $15,011         $12,639
9/30/2007         $13,970               $15,233         $12,674
10/31/2007        $14,030               $15,301         $12,701
11/30/2007        $14,115               $15,398         $12,777
12/31/2007        $14,116               $15,441         $12,768
1/31/2008         $14,226               $15,636         $12,832
2/29/2008         $13,591               $14,920         $12,869
3/31/2008         $13,995               $15,346         $12,980
4/30/2008         $14,203               $15,526         $13,059
5/31/2008         $14,301               $15,620         $13,169
6/30/2008         $14,153               $15,443         $13,302
7/31/2008         $14,178               $15,502         $13,372
8/31/2008         $14,278               $15,683         $13,318
9/30/2008         $13,452               $14,948         $13,300
10/31/2008        $13,304               $14,795         $13,166
11/30/2008        $13,203               $14,842         $12,913
12/31/2008        $13,380               $15,059         $12,780
1/31/2009         $13,747               $15,610         $12,835
2/28/2009         $13,968               $15,692         $12,899

AVERAGE ANNUAL TOTAL RETURN

CLASS A   2/28/09
-------   -------
1-Year     -1.54%
5-Year     +1.70%
10-Year    +3.40%

CLASS C (3/1/99-2/28/09)

                              (PERFORMANCE GRAPH)

             FRANKLIN VIRGINIA
              TAX-FREE INCOME      BARCLAYS CAPITAL
DATE           FUND - CLASS C    MUNICIPAL BOND INDEX     CPI
----         -----------------   --------------------   -------
 3/1/1999         $10,000               $10,000         $10,000
3/31/1999         $10,019               $10,014         $10,030
4/30/1999         $10,038               $10,039         $10,103
5/31/1999         $ 9,982               $ 9,981         $10,103
6/30/1999         $ 9,824               $ 9,837         $10,103
7/31/1999         $ 9,834               $ 9,873         $10,134
8/31/1999         $ 9,692               $ 9,794         $10,158
9/30/1999         $ 9,669               $ 9,798         $10,207
10/31/1999        $ 9,518               $ 9,692         $10,225
11/30/1999        $ 9,598               $ 9,795         $10,231
12/31/1999        $ 9,488               $ 9,722         $10,231
1/31/2000         $ 9,405               $ 9,679         $10,261
2/29/2000         $ 9,513               $ 9,792         $10,322
3/31/2000         $ 9,788               $10,006         $10,407
4/30/2000         $ 9,720               $ 9,947         $10,413
5/31/2000         $ 9,645               $ 9,895         $10,426
6/30/2000         $ 9,896               $10,157         $10,480
7/31/2000         $10,016               $10,299         $10,505
8/31/2000         $10,171               $10,457         $10,505
9/30/2000         $10,103               $10,403         $10,559
10/31/2000        $10,206               $10,516         $10,578
11/30/2000        $10,246               $10,596         $10,584
12/31/2000        $10,459               $10,858         $10,578
1/31/2001         $10,517               $10,965         $10,644
2/28/2001         $10,585               $11,000         $10,687
3/31/2001         $10,680               $11,099         $10,711
4/30/2001         $10,563               $10,978         $10,754
5/31/2001         $10,650               $11,097         $10,802
6/30/2001         $10,727               $11,171         $10,821
7/31/2001         $10,879               $11,336         $10,790
8/31/2001         $11,013               $11,523         $10,790
9/30/2001         $10,949               $11,484         $10,839
10/31/2001        $11,083               $11,621         $10,802
11/30/2001        $11,018               $11,523         $10,784
12/31/2001        $10,867               $11,414         $10,742
1/31/2002         $11,029               $11,612         $10,766
2/28/2002         $11,144               $11,752         $10,809
3/31/2002         $10,943               $11,522         $10,869
4/30/2002         $11,107               $11,747         $10,930
5/31/2002         $11,156               $11,818         $10,930
6/30/2002         $11,243               $11,943         $10,936
7/31/2002         $11,370               $12,097         $10,948
8/31/2002         $11,468               $12,242         $10,985
9/30/2002         $11,693               $12,510         $11,003
10/31/2002        $11,448               $12,303         $11,021
11/30/2002        $11,409               $12,252         $11,021
12/31/2002        $11,637               $12,510         $10,997
1/31/2003         $11,596               $12,479         $11,046
2/28/2003         $11,735               $12,653         $11,131
3/31/2003         $11,753               $12,661         $11,198
4/30/2003         $11,862               $12,744         $11,173
5/31/2003         $12,153               $13,043         $11,155
6/30/2003         $12,110               $12,987         $11,167
7/31/2003         $11,672               $12,533         $11,179
8/31/2003         $11,772               $12,626         $11,222
9/30/2003         $12,035               $12,997         $11,258
10/31/2003        $12,013               $12,932         $11,246
11/30/2003        $12,144               $13,067         $11,216
12/31/2003        $12,243               $13,175         $11,204
1/31/2004         $12,322               $13,250         $11,258
2/29/2004         $12,505               $13,450         $11,319
3/31/2004         $12,481               $13,403         $11,392
4/30/2004         $12,175               $13,086         $11,429
5/31/2004         $12,172               $13,038         $11,495
6/30/2004         $12,190               $13,086         $11,532
7/31/2004         $12,345               $13,258         $11,514
8/31/2004         $12,563               $13,524         $11,520
9/30/2004         $12,635               $13,595         $11,544
10/31/2004        $12,759               $13,712         $11,605
11/30/2004        $12,650               $13,599         $11,611
12/31/2004        $12,839               $13,765         $11,568
1/31/2005         $12,987               $13,894         $11,593
2/28/2005         $12,962               $13,848         $11,660
3/31/2005         $12,916               $13,760         $11,751
4/30/2005         $13,087               $13,977         $11,830
5/31/2005         $13,171               $14,076         $11,818
6/30/2005         $13,234               $14,163         $11,824
7/31/2005         $13,187               $14,099         $11,878
8/31/2005         $13,283               $14,242         $11,939
9/30/2005         $13,204               $14,146         $12,085
10/31/2005        $13,145               $14,060         $12,109
11/30/2005        $13,175               $14,127         $12,012
12/31/2005        $13,271               $14,249         $11,964
1/31/2006         $13,290               $14,287         $12,055
2/28/2006         $13,387               $14,383         $12,079
3/31/2006         $13,304               $14,284         $12,146
4/30/2006         $13,311               $14,279         $12,249
5/31/2006         $13,341               $14,343         $12,310
6/30/2006         $13,292               $14,289         $12,334
7/31/2006         $13,412               $14,459         $12,371
8/31/2006         $13,568               $14,673         $12,395
9/30/2006         $13,643               $14,775         $12,334
10/31/2006        $13,720               $14,868         $12,267
11/30/2006        $13,831               $14,992         $12,249
12/31/2006        $13,780               $14,939         $12,267
1/31/2007         $13,741               $14,901         $12,305
2/28/2007         $13,899               $15,097         $12,371
3/31/2007         $13,860               $15,060         $12,483
4/30/2007         $13,890               $15,104         $12,564
5/31/2007         $13,839               $15,038         $12,641
6/30/2007         $13,775               $14,960         $12,666
7/31/2007         $13,863               $15,076         $12,663
8/31/2007         $13,775               $15,011         $12,639
9/30/2007         $13,947               $15,233         $12,674
10/31/2007        $14,000               $15,301         $12,701
11/30/2007        $14,066               $15,398         $12,777
12/31/2007        $14,073               $15,441         $12,768
1/31/2008         $14,174               $15,636         $12,832
2/29/2008         $13,531               $14,920         $12,869
3/31/2008         $13,921               $15,346         $12,980
4/30/2008         $14,132               $15,526         $13,059
5/31/2008         $14,222               $15,620         $13,169
6/30/2008         $14,058               $15,443         $13,302
7/31/2008         $14,076               $15,502         $13,372
8/31/2008         $14,179               $15,683         $13,318
9/30/2008         $13,350               $14,948         $13,300
10/31/2008        $13,198               $14,795         $13,166
11/30/2008        $13,092               $14,842         $12,913
12/31/2008        $13,260               $15,059         $12,780
1/31/2009         $13,614               $15,610         $12,835
2/28/2009         $13,838               $15,692         $12,899

AVERAGE ANNUAL TOTAL RETURN

CLASS C   2/28/09
-------   -------
1-Year     +1.31%
5-Year     +2.05%
10-Year    +3.30%


                               Annual Report | 79

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/28/09.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 12/29/08 for the maximum combined federal and Virginia personal income tax rate of 38.74%, based on the federal income tax rate of 35.00%.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/09.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(8.) Source: (C) 2009 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               80 | Annual Report

Your Fund's Expenses

FRANKLIN VIRGINIA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 81

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                             BEGINNING                      EXPENSES PAID
                                              ACCOUNT     ENDING ACCOUNT    DURING PERIOD*
                                           VALUE 9/1/08    VALUE 2/28/09    9/1/08-2/28/09
                                           ------------   --------------   ---------------
CLASS A
Actual                                        $1,000         $  978.60          $3.29
Hypothetical (5% return before expenses)      $1,000         $1,021.47          $3.36
CLASS C
Actual                                        $1,000         $  976.20          $5.93
Hypothetical (5% return before expenses)      $1,000         $1,018.79          $6.06

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.67% and C: 1.21%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               82 | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN ALABAMA TAX-FREE INCOME FUND

                                                                     YEAR ENDED FEBRUARY 28,
                                                   ------------------------------------------------------------
                                                     2009        2008(a)       2007         2006         2005
                                                   --------     --------     --------     --------     --------
CLASS A
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  10.84     $  11.51     $  11.49     $  11.61     $  11.76
                                                   --------     --------     --------     --------     --------
Income from investment operations(b):
   Net investment income(c) ....................       0.48         0.47         0.48         0.50         0.51
   Net realized and unrealized gains (losses) ..      (0.26)       (0.67)        0.02        (0.12)       (0.16)
                                                   --------     --------     --------     --------     --------
Total from investment operations ...............       0.22        (0.20)        0.50         0.38         0.35
                                                   --------     --------     --------     --------     --------
Less distributions from net investment income ..      (0.47)       (0.47)       (0.48)       (0.50)       (0.50)
                                                   --------     --------     --------     --------     --------
Redemption fees(d) .............................         --(e)        --(e)        --(e)        --(e)        --
                                                   --------     --------     --------     --------     --------
Net asset value, end of year ...................   $  10.59     $  10.84     $  11.51     $  11.49     $  11.61
                                                   ========     ========     ========     ========     ========
Total return(f) ................................       2.18%       (1.96)%       4.50%        3.34%        3.12%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................       0.71%        0.71%        0.71%        0.72%        0.72%
Net investment income ..........................       4.40%        4.14%        4.23%        4.31%        4.39%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $218,937     $230,439     $244,272     $237,848     $225,258
Portfolio turnover rate ........................      20.42%       16.92%       16.04%       12.86%        8.53%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 83

Franklin Tax-Free Trust

FRANKLIN ALABAMA TAX-FREE INCOME FUND

                                                                    YEAR ENDED FEBRUARY 28,
                                                   -------------------------------------------------------
                                                     2009      2008(a)       2007       2006        2005
                                                   -------     -------     -------     -------     -------
CLASS C
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $ 10.93     $ 11.60     $ 11.58     $ 11.70     $ 11.84
                                                   -------     -------     -------     -------     -------
Income from investment operations(b):
   Net investment income(c) ....................      0.42        0.41        0.42        0.44        0.45
   Net realized and unrealized gains (losses) ..     (0.25)      (0.68)       0.02       (0.12)      (0.15)
                                                   -------     -------     -------     -------     -------
Total from investment operations ...............      0.17       (0.27)       0.44        0.32        0.30
                                                   -------     -------     -------     -------     -------
Less distributions from net investment income ..     (0.41)      (0.40)      (0.42)      (0.44)      (0.44)
                                                   -------     -------     -------     -------     -------
Redemption fees(d) .............................        --(e)       --(e)       --(e)       --(e)       --
                                                   -------     -------     -------     -------     -------
Net asset value, end of year ...................   $ 10.69     $ 10.93     $ 11.60     $ 11.58     $ 11.70
                                                   =======     =======     =======     =======     =======
Total return(f) ................................      1.59%      (2.39)%      3.89%       2.75%       2.63%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................      1.26%       1.26%       1.26%       1.27%       1.27%
Net investment income ..........................      3.85%       3.59%       3.68%       3.76%       3.84%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $41,651     $38,341     $38,094     $35,638     $31,702
Portfolio turnover rate ........................     20.42%      16.92%      16.04%      12.86%       8.53%

(a) For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               84 | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2009

                                                                                 PRINCIPAL
FRANKLIN ALABAMA TAX-FREE INCOME FUND                                             AMOUNT          VALUE
-------------------------------------                                          ------------   ------------
MUNICIPAL BONDS 95.9%
ALABAMA 83.8%
Alabama Building Renovation Finance Authority Revenue, Refunding, AMBAC
   Insured, 5.625%, 9/01/24 ................................................   $  2,500,000   $  2,564,900
Alabama Drinking Water Finance Authority Revenue, Revolving Fund Loan,
   Series A, AMBAC Insured, 5.25%, 8/15/24 .................................      1,755,000      1,800,648
Alabama Water Pollution Control Authority Revenue, Revolving Fund Loan,
   Series A, AMBAC Insured, 5.00%, 8/15/23 .................................      4,435,000      4,475,935
Alabaster GO, wts., AMBAC Insured, Pre-Refunded, 5.00%, 9/01/24 ............      3,470,000      3,747,704
Alabaster Sewer Revenue, AMBAC Insured, 5.00%, 4/01/29 .....................      2,055,000      2,001,591
Athens GO, wts., XLCA Insured, 5.00%, 2/01/36 ..............................      2,560,000      2,365,363
Auburn GO, Refunding, FSA Insured, 5.00%, 1/01/24 ..........................      1,500,000      1,516,050
Auburn University General Fee Revenue, Auburn University, Series A, FSA
   Insured, 5.00%, 6/01/38 .................................................      7,000,000      6,872,810
Bessemer GO, wts., XLCA Insured, 5.00%, 2/01/35 ............................      1,990,000      1,815,576
Bessemer Governmental Utility Services Corp. Water Supply Revenue,
   Refunding, Series A, Assured Guaranty, 5.00%, 6/01/39 ...................      3,825,000      3,576,337
Birmingham Southern College Private Educational Building Authority Tuition
   Revenue, Refunding, 5.35%, 12/01/19 .....................................      1,000,000        834,100
Butler County IDA Environmental Improvement Revenue, International Paper,
   Series A, 7.00%, 9/01/32 ................................................      1,000,000        715,220
Butler County Public Education Cooperative District, Series A, XLCA
   Insured, 5.00%, 7/01/37 .................................................      9,025,000      7,196,354
Central Elmore Water and Sewer Authority Revenue, Water, MBIA Insured,
   5.00%, 1/01/29 ..........................................................      4,290,000      4,127,838
Clarke and Mobile Counties Gas District Revenue, AMBAC Insured,
   Pre-Refunded, 5.875%, 12/01/23 ..........................................      4,000,000      4,236,440
Coffee County PBA, Building Revenue, MBIA Insured, 5.00%, 9/01/27 ..........      2,145,000      2,189,916
Cullman and Jefferson Counties Gas District Gas Revenue, MBIA Insured,
   5.85%, 7/01/24 ..........................................................      2,000,000      2,085,120
DCH Health Care Authority Health Care Facilities Revenue, 5.125%, 6/01/36 ..      7,000,000      5,811,400
East Alabama Health Care Authority Health Care Facilities Revenue,
   Mandatory Put 9/01/18,
   Series A, 5.25%, 9/01/36 ................................................      5,000,000      4,676,050
   Series B, 5.50%, 9/01/33 ................................................      4,500,000      4,244,805
Etowah County Board of Education Special Tax, School wts., FSA Insured,
   5.00%,
   9/01/24 .................................................................      4,235,000      4,316,778
   9/01/28 .................................................................      2,000,000      2,005,560
   9/01/33 .................................................................      2,500,000      2,411,050
Fairfield GO, wts., Refunding, AMBAC Insured, 5.00%, 2/01/29 ...............      1,500,000      1,503,165
Fairfield IDB Environmental Improvement Revenue, USX Corp. Project,
   Refunding, 5.45%, 9/01/14 ...............................................      2,000,000      1,978,540
Florence Electric Revenue, wts., FSA Insured, 5.25%, 6/01/19 ...............      1,415,000      1,436,126
Franklin County GO, wts., Series B, AMBAC Insured, 5.125%, 10/01/33 ........      2,000,000      2,017,360
Houston County Health Care Authority Revenue,
   AMBAC Insured, Pre-Refunded, 6.125%, 10/01/25 ...........................      1,000,000      1,038,830
   AMBAC Insured, Pre-Refunded, 6.25%, 10/01/30 ............................      3,150,000      3,274,551
Series A, AMBAC Insured, 5.25%, 10/01/30 ...................................      5,000,000      3,920,150
Huntsville Health Care Authority Revenue, Series A, MBIA Insured,
   Pre-Refunded,
   5.40%, 6/01/22 ..........................................................      4,000,000      4,501,760
   5.50%, 6/01/27 ..........................................................      3,820,000      4,310,985
Huntsville PBA Lease Revenue, Municipal Justice and Public Safety Center,
Refunding and Improvement, MBIA Insured, 5.00%, 10/01/33 ...................      8,000,000      7,661,440
Jacksonville State University Revenue, Tuition and Fee, MBIA Insured,
   5.00%, 12/01/22 .........................................................      3,000,000      3,032,850


                               Annual Report | 85

Franklin Tax-Free Trust

                                                                                 PRINCIPAL
FRANKLIN ALABAMA TAX-FREE INCOME FUND                                             AMOUNT          VALUE
-------------------------------------                                          ------------   ------------
MUNICIPAL BONDS (CONTINUED)
ALABAMA (CONTINUED)
Jefferson County Limited Obligation School wts. Revenue, Series A, 5.00%,
   1/01/24 .................................................................   $  2,000,000   $  1,122,160
Jefferson County Sewer Revenue, wts., ETM, 7.50%, 9/01/13 ..................        200,000        224,636
Lauderdale County and Florence Health Care Authority Revenue, Coffee Health
   Group, Series A, MBIA Insured,
   5.625%, 7/01/21 .........................................................      3,000,000      2,760,180
   5.375%, 7/01/29 .........................................................      3,095,000      2,439,355
Pre-Refunded, 5.375%, 7/01/29 ..............................................      1,905,000      1,953,997
Leeds Public Educational Building Authority Educational Facilities Revenue,
   Assured Guaranty, 5.125%, 4/01/33 .......................................      7,410,000      7,224,602
Limestone County Water and Sewer Authority Water Revenue, AMBAC Insured,
   5.00%,
   12/01/29 ................................................................      1,540,000      1,535,934
   12/01/31 ................................................................      3,910,000      3,795,945
Madison County Board of Education Capital Outlay GO, Tax Anticipation wts.,
   Series A, AMBAC Insured, 5.00%, 9/01/34 .................................      1,000,000        919,750
Madison GO, wts.,
   AMBAC Insured, Pre-Refunded, 5.35%, 2/01/26 .............................      2,410,000      2,621,670
   Refunding, XLCA Insured, 4.75%, 12/01/36 ................................      2,455,000      2,224,475
Madison Water and Wastewater Board Water and Sewer Revenue, Refunding,
   Series A, XLCA Insured, 4.75%, 12/01/31 .................................      7,500,000      6,771,450
Marshall County Health Care Authority GO, Refunding, AMBAC Insured, 4.75%,
   2/01/33 .................................................................      3,000,000      2,647,320
Marshall County Health Care Authority Hospital Revenue, Series A, 5.75%,
   1/01/32 .................................................................      2,170,000      1,868,305
Mobile County Board School Commissioners GO, Capital Outlay wts., Series B,
   AMBAC Insured, Pre-Refunded,
   5.10%, 3/01/22 ..........................................................      2,265,000      2,433,675
   5.125%, 3/01/31 .........................................................      8,230,000      8,846,921
Mobile GO, wts., 5.50%, 2/15/30 ............................................      2,000,000      1,953,760
Moulton Water Works Board Water Revenue, MBIA Insured, 5.375%, 1/01/32 .....      1,935,000      1,775,517
Muscle Shoals GO, wts., MBIA Insured, Pre-Refunded, 5.50%, 8/01/30 .........      1,550,000      1,679,689
Orange Beach Water Sewer and Fire Protection Authority Revenue, MBIA
   Insured, 5.00%, 5/15/35 .................................................      2,000,000      1,920,860
Oxford GO, School wts., AMBAC Insured, Pre-Refunded, 6.00%, 5/01/30 ........      4,275,000      4,398,120
Sheffield GO, wts., AMBAC Insured, 5.125%, 5/01/33 .........................      2,610,000      2,630,697
Sylacauga GO, wts., AMBAC Insured, Pre-Refunded, 5.50%, 6/01/25 ............      1,700,000      1,828,384
Tallassee GO, Water Gas and Sewer wts., AMBAC Insured,
   5.25%, 5/01/31 ..........................................................        705,000        711,888
   Pre-Refunded, 5.25%, 5/01/31 ............................................        430,000        470,209
Troy Public Educational Building Authority Dormitory Revenue, Troy
   University Housing LLC Project, Series A, CIFG Insured, 5.00%, 9/01/32 ..      5,000,000      4,516,600
Troy State University Student Fee Revenue, MBIA Insured, 5.00%, 11/01/21 ...      2,215,000      2,275,912
Trussville GO, wts., Series A, FGIC Insured, 5.00%, 10/01/36 ...............      4,740,000      4,508,593
Tuscaloosa Public Educational Building Authority Student Housing Revenue,
   Ridgecrest Student Housing LLC, Assured Guaranty, 6.75%, 7/01/38 ........      5,000,000      5,409,000
University of Alabama at Birmingham Hospital Revenue, Refunding, Series A,
   AMBAC Insured, 5.00%, 9/01/41 ...........................................      9,000,000      7,344,270
University of Montevallo Revenue, FSA Insured, Pre-Refunded,
   5.30%, 5/01/22 ..........................................................      1,940,000      2,127,850
University of North Alabama Revenue,
   General Fee, Series A, FSA Insured, 5.375%, 11/01/17 ....................      4,395,000      4,456,882
   Student Housing, FGIC Insured, 5.00%, 11/01/29 ..........................      2,995,000      2,846,718


                               86 | Annual Report

Franklin Tax-Free Trust

                                                                                 PRINCIPAL
FRANKLIN ALABAMA TAX-FREE INCOME FUND                                             AMOUNT          VALUE
-------------------------------------                                          ------------   ------------
MUNICIPAL BONDS (CONTINUED)
ALABAMA (CONTINUED)
University of South Alabama University Revenues, Facilities, Capital
   Improvement, BHAC Insured, 5.00%, 8/01/38 ...............................   $  5,000,000   $  4,954,100
Valley Special Care Facilities Financing Authority Revenue, Lanier Memorial
   Hospital, Series A, 5.65%, 11/01/22 .....................................      3,465,000      2,865,694
                                                                                              ------------
                                                                                               218,328,420
                                                                                              ------------
U.S. TERRITORIES 12.1%
PUERTO RICO 10.7%
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien,
   Series A, 6.00%, 7/01/38 ................................................      1,000,000        910,940
Puerto Rico Commonwealth GO, Public Improvement,
   FSA Insured, Pre-Refunded, 5.25%, 7/01/27 ...............................      1,495,000      1,635,201
   FSA Insured, Pre-Refunded, 5.125%, 7/01/30 ..............................      1,885,000      2,056,384
   Refunding, FSA Insured, 5.25%, 7/01/27 ..................................      1,005,000      1,002,578
   Refunding, FSA Insured, 5.125%, 7/01/30 .................................      1,115,000      1,069,542
   Series A, 5.125%, 7/01/31 ...............................................      3,550,000      2,886,186
   Series A, Pre-Refunded, 5.125%, 7/01/31 .................................      1,450,000      1,581,834
Puerto Rico Commonwealth Highway and Transportation Authority Transportation
   Revenue, Refunding, Series N, Assured Guaranty, 5.25%, 7/01/36 ..........     10,000,000      9,744,400
Puerto Rico Electric Power Authority Power Revenue, Series WW, 5.50%,
   7/01/38 .................................................................      3,350,000      2,959,055
Puerto Rico PBA Guaranteed Revenue, Government Facilities,
   Refunding, Series D, 5.25%, 7/01/27 .....................................        760,000        658,076
   Refunding, Series G, 5.00%, 7/01/26 .....................................      1,000,000        833,200
   Series D, Pre-Refunded, 5.25%, 7/01/27 ..................................      2,305,000      2,533,817
                                                                                              ------------
                                                                                                27,871,213
                                                                                              ------------
VIRGIN ISLANDS 1.4%
Virgin Islands PFAR, Virgin Islands Matching Fund Loan Notes, senior lien,
   Refunding, Series A, 5.50%,
   10/01/13 ................................................................      1,700,000      1,687,063
   10/01/22 ................................................................      2,300,000      1,905,389
                                                                                              ------------
                                                                                                 3,592,452
                                                                                              ------------
TOTAL U.S. TERRITORIES .....................................................                    31,463,665
                                                                                              ------------
TOTAL INVESTMENTS (COST $260,870,273) 95.9% ................................                   249,792,085
OTHER ASSETS, LESS LIABILITIES 4.1% ........................................                    10,795,587
                                                                                              ------------
NET ASSETS 100.0% ..........................................................                  $260,587,672
                                                                                              ============

See Abbreviations on page 170.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 87

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN FLORIDA TAX-FREE INCOME FUND

                                                                          YEAR ENDED FEBRUARY 28,
                                                      --------------------------------------------------------------
                                                         2009        2008(a)       2007         2006         2005
                                                      ----------   ----------   ----------   ----------   ----------
CLASS A
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................   $    11.17   $    11.94   $    11.93   $    12.00   $    12.17
                                                      ----------   ----------   ----------   ----------   ----------
Income from investment operations(b):
   Net investment income(c) .......................         0.53         0.53         0.53         0.54         0.55
   Net realized and unrealized gains (losses) .....        (0.27)       (0.74)        0.02        (0.06)       (0.17)
                                                      ----------   ----------   ----------   ----------   ----------
Total from investment operations ..................         0.26        (0.21)        0.55         0.48         0.38
                                                      ----------   ----------   ----------   ----------   ----------
Less distributions from:
   Net investment income ..........................        (0.52)       (0.53)       (0.54)       (0.55)       (0.55)
   Net realized gains .............................        (0.01)       (0.03)          --           --           --
                                                      ----------   ----------   ----------   ----------   ----------
Total distributions ...............................        (0.53)       (0.56)       (0.54)       (0.55)       (0.55)
                                                      ----------   ----------   ----------   ----------   ----------
Redemption fees(d, e) .............................           --           --           --           --           --
                                                      ----------   ----------   ----------   ----------   ----------
Net asset value, end of year ......................   $    10.90   $    11.17   $    11.94   $    11.93   $    12.00
                                                      ==========   ==========   ==========   ==========   ==========
Total return(f) ...................................         2.37%       (1.83)%       4.64%        4.07%        3.28%
RATIOS TO AVERAGE NET ASSETS
Expenses ..........................................         0.62%        0.61%        0.61%        0.62%        0.62%
Net investment income .............................         4.77%        4.51%        4.51%        4.54%        4.67%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................   $1,155,202   $1,279,340   $1,476,477   $1,533,884   $1,488,979
Portfolio turnover rate ...........................        10.74%        6.85%        6.90%        9.37%        4.15%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               88 | Annual Report

Franklin Tax-Free Trust

FRANKLIN FLORIDA TAX-FREE INCOME FUND

                                                            YEAR ENDED FEBRUARY 28,
                                                -----------------------------------------------
                                                  2009    2008(a)     2007      2006      2005
                                                -------   -------   -------   -------   -------
CLASS B
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........   $ 11.25   $ 12.02   $ 12.01   $ 12.08   $ 12.25
                                                -------   -------   -------   -------   -------
Income from investment operations(b):
Net investment income(c) ....................      0.47      0.47      0.47      0.48      0.49
Net realized and unrealized gains (losses) ..     (0.26)    (0.75)     0.01     (0.07)    (0.18)
                                                -------   -------   -------   -------   -------
Total from investment operations ............      0.21     (0.28)     0.48      0.41      0.31
                                                -------   -------   -------   -------   -------
Less distributions from:
Net investment income .......................     (0.46)    (0.46)    (0.47)    (0.48)    (0.48)
Net realized gains ..........................     (0.01)    (0.03)       --        --        --
                                                -------   -------   -------   -------   -------
Total distributions .........................     (0.47)    (0.49)    (0.47)    (0.48)    (0.48)
                                                -------   -------   -------   -------   -------
Redemption fees(d, e) .......................        --        --        --        --        --
                                                -------   -------   -------   -------   -------
Net asset value, end of year ................   $ 10.99   $ 11.25   $ 12.02   $ 12.01   $ 12.08
                                                =======   =======   =======   =======   =======
Total return(f) .............................      1.89%    (2.43)%    4.12%     3.48%     2.66%
RATIOS TO AVERAGE NET ASSETS
Expenses ....................................      1.17%     1.16%     1.16%     1.17%     1.17%
Net investment income .......................      4.22%     3.96%     3.96%     3.99%     4.12%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .............   $36,536   $47,654   $59,481   $68,109   $74,311
Portfolio turnover rate .....................     10.74%     6.85%     6.90%     9.37%     4.15%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 89

Franklin Tax-Free Trust

FRANKLIN FLORIDA TAX-FREE INCOME FUND

                                                                  YEAR ENDED FEBRUARY 28,
                                                   ----------------------------------------------------
                                                     2009      2008(a)     2007       2006       2005
                                                   --------   --------   --------   --------   --------
CLASS C
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  11.32   $  12.09   $  12.07   $  12.14   $  12.30
                                                   --------   --------   --------   --------   --------
Income from investment operations(b):
   Net investment income(c) ....................       0.48       0.47       0.48       0.48       0.49
   Net realized and unrealized gains (losses) ..      (0.27)     (0.75)      0.01      (0.07)     (0.17)
                                                   --------   --------   --------   --------   --------
Total from investment operations ...............       0.21      (0.28)      0.49       0.41       0.32
                                                   --------   --------   --------   --------   --------
Less distributions from:
   Net investment income .......................      (0.46)     (0.46)     (0.47)     (0.48)     (0.48)
   Net realized gains ..........................      (0.01)     (0.03)        --         --         --
                                                   --------   --------   --------   --------   --------
Total distributions ............................      (0.47)     (0.49)     (0.47)     (0.48)     (0.48)
                                                   --------   --------   --------   --------   --------
Redemption fees(d, e) ..........................         --         --         --         --         --
                                                   --------   --------   --------   --------   --------
Net asset value, end of year ...................   $  11.06   $  11.32   $  12.09   $  12.07   $  12.14
                                                   ========   ========   ========   ========   ========
Total return(f) ................................       1.86%     (2.41)%     4.18%      3.45%      2.74%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................       1.17%      1.16%      1.15%      1.17%      1.17%
Net investment income ..........................       4.22%      3.96%      3.97%      3.99%      4.12%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $109,884   $115,863   $136,712   $140,508   $124,949
Portfolio turnover rate ........................      10.74%      6.85%      6.90%      9.37%      4.15%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               90 | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2009

                                                                                    PRINCIPAL
FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                 AMOUNT          VALUE
--------------------------------------------------------------------------------   -----------   --------------
    MUNICIPAL BONDS 99.0%
    FLORIDA 94.5%
    Alachua County Health Facilities Authority Health Facilities Revenue,
       Shands Healthcare Project,
       Refunding, Series D-1, 6.50%, 12/01/19 ..................................   $ 1,215,000   $    1,262,810
       Refunding, Series D-1, 6.75%, 12/01/22 ..................................     1,000,000        1,020,590
       Series D-2, 6.75%, 12/01/30 .............................................     5,000,000        5,013,450
    Alachua County School Board COP, AMBAC Insured, 5.00%, 7/01/21 .............     2,000,000        2,035,380
    Brevard County Health Facilities Authority Health Care Facilities Revenue,
       Health First Inc. .......................................................
       Project, MBIA Insured, 5.00%, 4/01/26 ...................................     5,000,000        3,784,150
    Brevard County School Board COP,
       Refunding, Series A, AMBAC Insured, 5.40%, 7/01/11 ......................     4,415,000        4,654,116
       Series A, AMBAC Insured, 5.00%, 7/01/26 .................................    10,675,000       10,232,308
    Broward County Educational Facilities Authority Revenue, Educational
       Facilities, Nova Southeastern, Refunding, Series B, 5.60%, 4/01/29 ......     3,180,000        2,626,426
    Broward County Health Facilities Authority Revenue, Catholic Health
       Services, Refunding, 5.50%, 8/15/20 .....................................     9,360,000        9,240,941
    Broward County HFA,
       MFHR, Bridgewater Place Apartments Project, Series A, 5.45%, 10/01/34 ...     3,000,000        2,556,600
       MFHR, Cross Keys Apartments Project, Series A, 5.80%, 10/01/33 ..........     1,980,000        1,679,614
       MFHR, Cross Keys Apartments Project, Series A, 5.85%, 4/01/39 ...........     5,730,000        4,785,868
       MFHR, Stirling Apartments Phase II, Series A, 5.35%, 10/01/29 ...........       990,000          833,481
       MFHR, Stirling Apartments Phase II, Series A, 5.40%, 4/01/39 ............     1,980,000        1,627,322
       SFMR, Refunding, Series B, FHA Insured, zero cpn., 4/01/29 ..............       265,000           66,595
    Broward County HFAR, Series D,
       6.90%, 6/01/09 ..........................................................         5,000            5,012
       7.375%, 6/01/21 .........................................................        65,000           65,114
    Broward County School Board COP, Series A, FSA Insured, 5.00%, 7/01/26 .....    21,500,000       20,820,385
    Broward County Water and Sewer Utility Revenue, Series A, 5.25%, 10/01/34..      2,200,000        2,193,752
    Cape Canaveral Hospital District Revenue COP, Refunding, 5.25%, 1/01/28 ....     3,500,000        2,869,580
    Celebration CDD, Special Assessment, Series A, MBIA Insured,
       5.50%, 5/01/18 ..........................................................     1,345,000        1,349,129
    Citrus County Hospital Board Revenue, Citrus Memorial Hospital,
       Refunding, 6.25%, 8/15/23 ...............................................     8,900,000        7,751,188
    Clearwater MFR, Rental Housing, Drew Gardens Projects, Refunding, Series A,
       FHA Insured, 6.50%, 10/01/25 ............................................     2,295,000        2,297,731
    Clermont Water and Sewer Revenue, Refunding, FSA Insured,
       5.375%, 12/01/30 ........................................................     5,000,000        5,015,250
    Crossing at Fleming Island CDD, Florida Special Assessment Revenue,
       Refunding, Series B, MBIA Insured, 5.80%, 5/01/16 .......................     5,980,000        5,958,651
    Dade County Aviation Revenue, Miami International Airport, Series C,
       FSA Insured, 5.125%, 10/01/27 ...........................................     9,550,000        9,570,246
    Daytona Beach Utility System Revenue, Refunding, Series B, FGIC Insured,
       5.00%, 11/15/32 .........................................................     3,250,000        2,919,280
    Duval County HFA, MFHR, Mortgage, Eagles Point North, Series A,
       MBIA Insured,
       5.60%, 7/01/17 ..........................................................     1,000,000        1,000,370
       5.70%, 7/01/27 ..........................................................     2,000,000        1,783,100
    Enterprise CDD, Water and Sewer Revenue, MBIA Insured, 5.50%, 5/01/26 ......     3,000,000        3,020,970
    Escambia County Health Facilities Authority Health Facility Revenue,
       Baptist Hospital and Baptist Manor, 5.125%, 10/01/19 ....................     8,750,000        7,150,500
       Florida Health Care Facility Loan VHA Project, AMBAC Insured,
          5.95%, 7/01/20 .......................................................     1,145,000        1,120,921
    Escambia County Health Facilities Authority Revenue, Ascension Health
       Credit, Series A-2,
       AMBAC Insured, Pre-Refunded, 5.75%, 11/15/29 ............................    25,000,000       26,067,250


                               Annual Report | 91

Franklin Tax-Free Trust

                                                                                    PRINCIPAL
FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                 AMOUNT          VALUE
--------------------------------------------------------------------------------   -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    FLORIDA (CONTINUED)
    Escambia County HFA, SFMR, Multi-County Program, Refunding, Series A,
       MBIA Insured, 6.40%, 10/01/30 ...........................................   $   225,000   $      226,076
    Escambia County HFA Dormitory Revenue, University of West Florida
       Foundation Inc. Project, Refunding, MBIA Insured, 5.00%, 6/01/31 ........     6,580,000        6,475,378
    Florida HFAR,
       Homeowner Mortgage, Series 1, MBIA Insured, 5.625%, 7/01/17 .............     1,390,000        1,391,307
       Reserve at Kanapaha, Series G, AMBAC Insured, 5.70%, 7/01/37 ............     5,000,000        4,291,450
       Reserve at Northshore, Series H, AMBAC Insured, 5.70%, 5/01/37 ..........     2,000,000        1,766,940
    Florida HFC Revenue,
       Brenwood Trace Apartments, Series E-1, FSA Insured, 5.65%, 6/01/19 ......     1,245,000        1,263,476
       Brenwood Trace Apartments, Series E-1, FSA Insured, 5.80%, 12/01/38 .....     4,965,000        4,809,447
       Capital Appreciation, Homeowner Mortgage, Series 4, FSA Insured,
          zero cpn., 7/01/30 ...................................................     1,985,000          465,145
       Deer Meadows Apartments, Series R, FNMA Insured, 6.00%, 5/01/32 .........     3,435,000        3,417,653
       Deferred Interest, Homeowner Mortgage, Series 1, MBIA Insured,
          zero cpn., 7/01/17 ...................................................     1,040,000          653,276
       Deferred Interest, Homeowner Mortgage, Series 2, MBIA Insured,
          zero cpn., 1/01/29 ...................................................    11,675,000        3,873,298
       Homeowner Mortgage, Series 4, FSA Insured, 6.25%, 7/01/22 ...............     1,170,000        1,179,032
       Homeowner Mortgage, Series 4, GNMA Secured, 6.375%, 7/01/38 .............     5,000,000        5,186,100
       Housing-Waverly Apartments, Series C-1, FSA Insured, 6.50%, 7/01/40 .....     3,000,000        3,035,730
    Florida Intergovernmental Finance Commission Capital Revenue, Series C-1,
       AMBAC Insured, 5.00%, 2/01/21 ...........................................     1,355,000        1,371,897
    Florida Municipal Loan Council Revenue, Series B, MBIA Insured,
       Pre-Refunded, 5.75%, 11/01/29 ...........................................     1,500,000        1,566,435
    Florida Ports Financing Commission Revenue, State Transportation Trust Fund,
       Intermodal Program, FGIC Insured, 5.50%, 10/01/23 .......................     7,000,000        6,958,070
    Florida State Board of Education Capital Outlay GO, Public Education,
       Refunding, Series D, 5.75%, 6/01/22 .....................................    25,900,000       26,870,991
       Refunding, Series D, 6.00%, 6/01/23 .....................................    15,000,000       17,536,050
       Refunding, Series G, FGIC Insured, 5.00%, 6/01/31 .......................     5,000,000        4,992,950
       Series C, FGIC Insured, Pre-Refunded, 5.75%, 6/01/29 ....................     5,000,000        5,346,850
    Florida State Board of Education GO,
       Series A, 5.50%, 6/01/38 ................................................    10,000,000       10,283,000
       Series F, MBIA Insured, 5.00%, 6/01/28 ..................................    14,405,000       14,496,904
    Florida State Board of Education Lottery Revenue, Series A, FGIC Insured,
       5.00%, 7/01/20 ..........................................................     6,000,000        6,081,060
    Florida State Board Regent Housing Revenue,
       University of Central Florida, AMBAC Insured, Pre-Refunded,
          5.75%, 10/01/29 ......................................................     8,650,000        8,995,567
       University of Florida, FGIC Insured, Pre-Refunded, 5.75%, 7/01/25 .......     3,400,000        3,646,976
    Florida State Department of Environmental Protection Preservation Revenue,
       Florida Forever, Series A, MBIA Insured, 5.00%, 7/01/21 .................     4,000,000        4,065,000
    Florida State Mid-Bay Bridge Authority Revenue,
       Exchangeable, Refunding, Series D, 6.10%, 10/01/22 ......................    13,695,000       11,602,952
       Exchangeable, Series A, 5.95%, 10/01/13 .................................     4,455,000        4,423,191
       Exchangeable, Series D, ETM, 6.10%, 10/01/22 ............................     3,545,000        4,159,419
       Series A, AMBAC Insured, Pre-Refunded, zero cpn., 10/01/25 ..............     9,845,000        4,917,873
       Series A, AMBAC Insured, Pre-Refunded, zero cpn., 10/01/26 ..............     2,500,000        1,182,875
       Series A, ETM, 6.875%, 10/01/22 .........................................     6,000,000        7,721,160
    Florida State Municipal Power Agency Revenue,
       All Requirements Power Supply Project, Series A, 5.00%, 10/01/31 ........     6,000,000        5,696,280
       Stanton II Project, Refunding, AMBAC Insured, 5.00%, 10/01/26 ...........     5,000,000        4,879,900
       Stanton Project, Refunding, 5.50%, 10/01/19 .............................     1,000,000        1,074,660


                               92 | Annual Report

Franklin Tax-Free Trust

                                                                                    PRINCIPAL
FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                 AMOUNT          VALUE
--------------------------------------------------------------------------------   -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    FLORIDA (CONTINUED)
    Florida State Turnpike Authority Turnpike Revenue,
       Department of Transportation,
       Refunding, Series A, 5.00%, 7/01/35 .....................................   $ 5,000,000   $    4,934,800
       Series B, 5.00%, 7/01/30 ................................................     3,455,000        3,460,010
    Fort Lauderdale Water and Sewer Revenue,
       5.00%, 9/01/35 ..........................................................    24,090,000       23,707,451
    MBIA Insured, 5.00%, 9/01/31 ...............................................     8,315,000        8,259,456
    Fort Pierce Capital Improvement Revenue, Refunding, Series A,
       Assured Guaranty, 6.00%, 9/01/32 ........................................     1,500,000        1,577,520
    Fort Pierce Utilities Authority Revenue,
       AMBAC Insured, 5.00%, 10/01/27 ..........................................     7,000,000        6,842,360
       Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/20 ......     3,090,000        1,732,841
       Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/21 ......     2,585,000        1,358,831
       Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/22 ......     3,090,000        1,511,010
       Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/23 ......     3,060,000        1,395,544
       Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/24 ......     2,560,000        1,083,059
    Halifax Hospital Medical Center Hospital Revenue,
       Refunding and Improvement, Series A, 5.00%, 6/01/38 .....................    11,395,000        7,995,871
       Series B-1, FSA Insured, 5.50%, 6/01/38 .................................    10,000,000        9,009,700
    Hernando County School Board COP, MBIA Insured, 5.00%, 7/01/35 .............    22,050,000       19,168,065
    Hialeah Housing Authority Revenue, Affordable Housing Program, Refunding,
       GNMA Secured, 5.30%, 12/20/18 ...........................................     1,240,000        1,247,502
    Highlands County Health Facilities Authority Revenue,
       Adventist Health Systems, Series A, Pre-Refunded, 6.00%, 11/15/31 .......    16,000,000       17,800,960
    Hillsborough County Assessment Revenue, Capacity Assessment Special,
       FSA Insured, 5.125%, 3/01/20 ............................................     1,000,000          962,980
    Hillsborough County Aviation Authority Revenue, Series B,
       Assured Guaranty, 5.00%,
       10/01/33 ................................................................     5,465,000        5,069,279
       10/01/38 ................................................................     6,725,000        6,208,587
    Hillsborough County HFA Mortgage Revenue, SF, Series A,
       GNMA Secured, 5.875%, 4/01/30 ...........................................       505,000          505,465
       zero cpn., 4/01/32 ......................................................       295,000           68,095
    Hillsborough County IDA, PCR, Tampa Electric Co. Project,
       Refunding, 5.50%, 10/01/23 ..............................................    16,000,000       14,833,280
       Series A, 5.65%, 5/15/18 ................................................     6,500,000        6,403,345
    Hillsborough County IDAR, Tampa General Hospital Project, Refunding,
       Series B, 5.40%,
       10/01/28 ................................................................     7,000,000        5,595,100
    Hillsborough County School Board COP, Master Lease Program, Series B,
       MBIA Insured,
       5.00%, 7/01/29 ..........................................................    10,000,000        9,677,000
    Indian River County Hospital District Revenue, Refunding, FSA Insured,
       5.70%, 10/01/15 .........................................................     1,000,000          999,930
    Jacksonville Capital Improvement Revenue,
       Refunding, Series C, AMBAC Insured, 5.00%, 10/01/25 .....................     3,460,000        3,406,266
       Series A, AMBAC Insured, 5.00%, 10/01/30 ................................    10,000,000        9,493,500
    Jacksonville Guaranteed Entitlement Revenue, Refunding and Improvement,
       FGIC Insured,
       5.00%, 10/01/32 .........................................................    17,250,000       15,840,330
    Jacksonville Sales Tax Revenue, AMBAC Insured, 5.00%, 10/01/23 .............     5,000,000        5,043,050
    Jacksonville Transportation Revenue, MBIA Insured,
       5.25%, 10/01/29 .........................................................    17,955,000       17,958,411
       5.00%, 10/01/31 .........................................................    25,000,000       24,534,500


                               Annual Report | 93

Franklin Tax-Free Trust

                                                                                    PRINCIPAL
FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                 AMOUNT          VALUE
--------------------------------------------------------------------------------   -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    FLORIDA (CONTINUED)
    Kissimmee Water and Sewer Revenue, AMBAC Insured, ETM, 6.00%, 10/01/15 .....   $ 5,000,000   $    4,979,100
    Lake County School Board COP, Series A, AMBAC Insured, 5.00%, 6/01/30 ......     5,000,000        4,546,150
    Lakeland Electric and Water Revenue, Capital Appreciation, ETM, zero cpn.,
       10/01/14 ................................................................     5,770,000        4,938,716
    Lakeland Hospital System Revenue, Lakeland Regional Health System,
       Pre-Refunded, 5.75%, 11/15/27 ...........................................     6,925,000        7,899,486
       Pre-Refunded, 5.50%, 11/15/32 ...........................................    12,070,000       13,661,550
       Series A, MBIA Insured, Pre-Refunded, 5.50%, 11/15/26 ...................    10,000,000       10,431,200
    Lee County Airport Revenue,
       Refunding, FSA Insured, 5.00%, 10/01/33 .................................    18,000,000       17,049,240
       Series A, FSA Insured, 6.00%, 10/01/32 ..................................    11,405,000       10,906,259
    Lee County IDA Health Care Facilities Revenue, Shell Point Village Project,
       Series A,
       Pre-Refunded, 5.50%, 11/15/21 ...........................................     7,500,000        7,826,100
    Lessburg Hospital Revenue, Leesburg Regional Medical Center Project, 5.50%,
       7/01/32 .................................................................     4,150,000        3,249,118
    Marion County Utility System Revenue,
       FGIC Insured, 5.00%, 12/01/31 ...........................................     5,000,000        4,770,950
       Series A, MBIA Insured, 5.00%, 12/01/28 .................................     5,000,000        4,829,200
    Melbourne Water and Sewer Revenue,
       Capital Appreciation, FGIC Insured, ETM, zero cpn., 10/01/26 ............     1,500,000          620,085
       Capital Appreciation, Refunding, Series B, FGIC Insured,
          zero cpn., 10/01/22 ..................................................     1,785,000          907,012
       Capital Appreciation, Refunding, Series B, FGIC Insured,
          zero cpn., 10/01/26 ..................................................     4,500,000        1,719,360
       FGIC Insured, Pre-Refunded, 5.25%, 10/01/30 .............................     6,000,000        6,439,800
    Miami Beach Water and Sewer Revenue, AMBAC Insured, 5.00%, 9/01/30 .........     7,000,000        6,595,540
    Miami-Dade County Aviation Revenue, Miami International Airport,
       Hub of the Americas,
       Refunding, FGIC Insured, 5.375%, 10/01/27 ...............................     5,000,000        4,355,650
       Refunding, FGIC Insured, 5.375%, 10/01/32 ...............................     5,000,000        4,160,300
       Refunding, Series A, XLCA Insured, 5.00%, 10/01/37 ......................    10,000,000        7,759,500
       Series B, FGIC Insured, 5.00%, 10/01/30 .................................     4,440,000        4,017,800
    Miami-Dade County Educational Facilities Authority Revenue, Series A,
       AMBAC Insured,
       Pre-Refunded, 5.75%, 4/01/29 ............................................    10,000,000       10,620,000
    Miami-Dade County HFA, MFMR, Villa Esperanza Apartments Project,
       5.25%, 10/01/19 .........................................................       430,000          409,261
       5.40%, 10/01/33 .........................................................     1,500,000        1,274,895
    Miami-Dade County IDAR, Airis Miami II LLC Project, AMBAC Insured,
       6.00%, 10/15/25 .........................................................     4,500,000        4,261,590
    Miami-Dade County Public Facilities Revenue, Jackson Health System,
       Series A, MBIA Insured,
       5.00%, 6/01/35 ..........................................................    20,970,000       17,185,125
    Miami-Dade County School Board COP, Assured Guaranty, 5.375%, 2/01/34 ......     5,000,000        4,948,950
    Miami-Dade County Special Obligation Revenue,
       Juvenile Courthouse Project, Series A, AMBAC Insured, 5.00%, 4/01/35 ....     5,000,000        4,595,600
       Sub Series B, MBIA Insured, zero cpn., 10/01/36 .........................     5,635,000          815,272
       Sub Series C, MBIA Insured, zero cpn., 10/01/28 .........................     8,305,000        2,148,337
       sub. lien, Refunding, Series A, MBIA Insured, zero cpn., 10/01/25 .......    22,365,000        7,182,743
    North Broward Hospital District Revenue, Improvement, Pre-Refunded,
       6.00%, 1/15/31 ..........................................................    25,530,000       27,906,588
    Okaloosa County Water and Sewer Revenue, Refunding, FSA Insured,
       5.00%, 7/01/36 ..........................................................    10,000,000        9,404,100
    Orange County Health Facilities Authority Revenue,
       Adventist Health System Inc., Pre-Refunded, 6.375%, 11/15/20 ............     3,000,000        3,288,300
       Adventist Health System Inc., Pre-Refunded, 6.25%, 11/15/24 .............     5,500,000        6,320,380
       Adventist Health System Inc., Pre-Refunded, 6.50%, 11/15/30 .............    10,750,000       11,805,650
       Hospital, Adventist Health System Inc., Pre-Refunded, 5.625%, 11/15/32 ..    15,000,000       17,044,350


                               94 | Annual Report

Franklin Tax-Free Trust

                                                                                    PRINCIPAL
FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                 AMOUNT          VALUE
--------------------------------------------------------------------------------   -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    FLORIDA (CONTINUED)
    Orange County Health Facilities Authority Revenue, (continued)
       Hospital, Orlando Regional Healthcare, Series B, 5.125%, 11/15/39 .......   $ 5,000,000   $    3,684,450
       Hospital, Orlando Regional Healthcare, Series B, FSA Insured,
          5.00%, 12/01/32 ......................................................     5,000,000        4,422,250
       Hospital, Orlando Regional Healthcare, Series C, 5.25%, 10/01/35 ........     4,000,000        3,090,800
       Orlando Regional Healthcare System, Pre-Refunded, 6.00%, 12/01/29 .......     6,000,000        6,910,080
       Orlando Regional Healthcare System, Refunding, Series E,
          6.00%, 10/01/26 ......................................................    11,750,000       10,813,055
       Orlando Regional Healthcare System, Series E, Pre-Refunded,
          6.00%, 10/01/26 ......................................................       250,000          259,975
    Orange County HFA Homeowner Revenue, Series C-1, GNMA Secured,
       5.70%, 9/01/26 ..........................................................       360,000          357,883
    Orange County School Board COP, Series A,
(a)    Assured Guaranty, 5.50%, 8/01/34 ........................................    10,000,000        9,798,400
       MBIA Insured, 5.00%, 8/01/27 ............................................    12,000,000       11,470,800
    Orange County Tourist Development Tax Revenue,
       AMBAC Insured, Pre-Refunded, 5.50%, 10/01/31 ............................    10,500,000       10,787,385
       AMBAC Insured, Pre-Refunded, 5.50%, 10/01/32 ............................     5,000,000        5,568,400
       Refunding, XLCA Insured, 5.00%, 10/01/31 ................................    12,970,000       11,971,569
    Orlando Tourist Development Tax Revenue, Senior 6th Cent Contract Payments,
       Series A, Assured Guaranty, 5.25%, 11/01/38 .............................    16,740,000       15,689,398
    Orlando-Orange County Expressway Authority Revenue,
       junior lien, FGIC Insured, 5.00%, 7/01/28 ...............................     8,000,000        7,872,880
       senior lien, AMBAC Insured, ETM, 7.625%, 7/01/18 ........................       265,000          350,269
       Series B, AMBAC Insured, 5.00%, 7/01/35 .................................     7,135,000        6,555,923
    Osceola County IDAR, Community Provider Pooled Loan Program,
       Series A, FSA Insured, 7.75%, 7/01/10 ...................................        76,000           76,052
       Series C, FSA Insured, 7.60%, 7/01/10 ...................................       204,000          204,135
    Osceola County Sales Tax Revenue, FSA Insured, 5.00%, 4/01/24 ..............    10,000,000       10,052,600
    Osceola County Tourist Development Tax Revenue, FGIC Insured,
       5.00%, 10/01/32 .........................................................    10,000,000        9,431,600
    Palm Beach County Financing Authority MFR, Housing Windsor Park Apartment
       Project, Series A, 5.90%, 6/01/38 .......................................       980,000          847,769
    Palm Beach County HFAR, Acts Retirement-Life Communities,
       5.125%, 11/15/29 ........................................................     3,650,000        2,480,285
    Palm Beach County IDR, South Florida Fair Project, MBIA Insured,
       5.50%, 6/01/31 ..........................................................     5,000,000        4,589,750
    Palm Beach County Public Improvement Revenue, 5.00%, 5/01/33 ...............     1,000,000          961,960
    Palm Beach County School Board COP,
       Series A, FGIC Insured, Pre-Refunded, 6.00%, 8/01/22 ....................     5,000,000        5,400,200
       Series E, MBIA Insured, 5.00%, 8/01/32 ..................................    15,000,000       13,749,300
    Palm Beach County Solid Waste Authority Revenue, Improvement,
       Series B, 5.50%, 10/01/25 ...............................................     5,000,000        5,157,450
    Panama City Beach Utility Revenue, Refunding, AMBAC Insured, 5.00%,
       6/01/27 .................................................................     4,450,000        4,058,089
       6/01/32 .................................................................     2,795,000        2,455,212
    Pinellas County Health Facilities Authority Revenue, Baycare Health System,
       FSA Insured, 5.00%, 11/15/30 ............................................    11,500,000       10,131,155
    Pinellas County HFA, SFHR, Multi-County, Series B-1, GNMA Insured,
       zero cpn., 9/01/31 ......................................................       205,000           45,664
    Polk County Capital Improvement Revenue, FSA Insured, Pre-Refunded,
       5.75%, 12/01/21 .........................................................     2,350,000        2,568,762
    Polk County School Board COP, Series A, FSA Insured, 5.00%, 1/01/26 ........     4,000,000        3,915,120
    Port Everglades Authority Port Improvement Revenue, Capital Appreciation,
       ETM, zero cpn., 9/01/10 .................................................    17,835,000       16,800,570
    Port St. Lucie Utility Revenue, System,
    Capital Appreciation, MBIA Insured, Pre-Refunded, zero cpn., 9/01/29 .......    20,000,000        6,680,400


                               Annual Report | 95

Franklin Tax-Free Trust

                                                                                    PRINCIPAL
FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                 AMOUNT          VALUE
--------------------------------------------------------------------------------   -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    FLORIDA (CONTINUED)
    Port St. Lucie Utility Revenue, System, (continued)
       Capital Appreciation, Refunding, Series A, MBIA Insured,
          zero cpn., 9/01/32 ...................................................   $ 5,000,000   $    1,166,650
       Capital Appreciation, Refunding, Series A, MBIA Insured,
          zero cpn., 9/01/33 ...................................................     5,000,000        1,047,350
       Refunding, Series A, MBIA Insured, 5.00%, 9/01/30 .......................    11,580,000       10,751,219
       Refunding, Series A, MBIA Insured, 5.00%, 9/01/31 .......................     8,805,000        8,105,091
    Sarasota Special Obligation Revenue, Capital Appreciation, Refunding,
       AMBAC Insured, zero cpn.,
       11/01/09 ................................................................     1,365,000        1,344,429
       11/01/12 ................................................................     1,780,000        1,608,426
       11/01/15 ................................................................     2,180,000        1,693,380
    South Broward Hospital District Revenue,
       Pre-Refunded, 5.60%, 5/01/27 ............................................     5,000,000        5,654,350
       Pre-Refunded, 5.625%, 5/01/32 ...........................................    16,250,000       18,389,150
    South Broward Hospital District Obligated Group, Refunding,
       5.00%, 5/01/36 ..........................................................     7,000,000        5,824,350
    South Florida Water Management District COP, AMBAC Insured,
       5.00%, 10/01/31 .........................................................    12,050,000       11,455,091
    St. Johns County Water and Sewer Revenue, Capital Appreciation,
       AMBAC Insured, zero cpn.,
       6/01/22 .................................................................     4,000,000        2,025,080
       6/01/23 .................................................................     4,255,000        2,031,507
       6/01/24 .................................................................     1,500,000          671,670
       6/01/25 .................................................................     2,130,000          893,642
    St. Lucie West Services District Utility Revenue, senior lien,
       MBIA Insured, 6.125%, 10/01/32 ..........................................    10,000,000       10,077,400
    Sumter County Capital Improvement Revenue, AMBAC Insured,
       5.00%, 6/01/30 ..........................................................     3,520,000        3,347,309
    Sunrise Utilities System Revenue, Refunding, AMBAC Insured,
       5.20%, 10/01/22 .........................................................     2,550,000        2,629,433
    Tallahassee Energy System Revenue, MBIA Insured, 5.00%, 10/01/35 ...........     5,000,000        4,657,600
    Tamarac Sales Tax Revenue, FGIC Insured, 5.00%, 4/01/22 ....................     2,490,000        2,540,348
    Tampa Bay Water Utility System Revenue,
       FGIC Insured, Pre-Refunded, 5.75%, 10/01/29 .............................    15,000,000       16,624,350
       Series B, FGIC Insured, 5.00%, 10/01/31 .................................    10,000,000        9,544,000
    Tampa Sports Authority Revenue, Guaranteed Package, Tampa Bay Arena
       Project, MBIA Insured,
       6.00%, 10/01/15 .........................................................     1,000,000        1,124,160
       6.05%, 10/01/20 .........................................................     1,715,000        1,841,138
       6.10%, 10/01/26 .........................................................     2,695,000        2,838,940
    Tampa Water and Sewer Revenue, sub. lien, Series A, AMBAC Insured, ETM,
       7.25%, 10/01/16 .........................................................     1,330,000        1,584,695
    Viera East CDD, Water and Sewer Revenue, 6.75%, 5/01/09 ....................       545,000          542,597
    Viera East CDD Special Assessment,
       Refunding, 7.00%, 5/01/26 ...............................................     6,445,000        5,205,626
       Series B, ETM, 6.75%, 5/01/14 ...........................................     4,270,000        4,793,886
    Village Center CDD Recreational Revenue, Series A, MBIA Insured,
       5.20%, 11/01/25 .........................................................    10,000,000        8,893,300
    Volusia County Educational Facility Authority Revenue,
       Educational Facilities,
    Embry Riddle University, Refunding, Series B, AMBAC Insured,
       5.25%, 10/15/22 .........................................................     2,000,000        1,984,520
    Stetson University Inc. Project, AMBAC Insured, 5.25%, 6/01/29 .............     5,000,000        4,974,900
    Volusia County School Board COP, Master Lease Program, FSA Insured,
       5.50%, 8/01/24 ..........................................................     5,000,000        5,126,100
    West Lake CDD, Special Assessment Revenue, MBIA Insured, 5.75%, 5/01/17 ....     1,740,000        1,579,172
    West Orange Healthcare District Revenue, Series A, 5.65%, 2/01/22 ..........    10,850,000       10,645,043
    West Palm Beach CRDA Revenue, Northwood Pleasant Community Redevelopment,
       5.00%, 3/01/35 ..........................................................     1,000,000          763,400
                                                                                                 --------------
                                                                                                  1,230,028,695
                                                                                                 --------------


                               96 | Annual Report

Franklin Tax-Free Trust

                                                                                    PRINCIPAL
FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                 AMOUNT          VALUE
--------------------------------------------------------------------------------   -----------   --------------
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES 4.5%
    PUERTO RICO 3.9%
    Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue,
       senior lien, Series A, 6.00%, 7/01/44 ...................................   $ 2,100,000   $    1,881,096
    Puerto Rico Commonwealth GO, Public Improvement, Series A, 5.00%,
       7/01/25 .................................................................     5,000,000        4,211,350
       7/01/29 .................................................................    10,000,000        8,271,200
       7/01/33 .................................................................     6,360,000        4,960,800
    Puerto Rico Commonwealth Highway and Transportation Authority
       Transportation Revenue,
       Refunding, Series A, MBIA Insured, 5.00%, 7/01/38 .......................       560,000          447,003
       Refunding, Series K, 5.00%, 7/01/30 .....................................     5,000,000        4,155,700
       Series B, Pre-Refunded, 6.00%, 7/01/39 ..................................     5,000,000        5,355,400
       Series D, Pre-Refunded, 5.375%, 7/01/36 .................................     5,000,000        5,541,800
       Series G, 5.00%, 7/01/33 ................................................     1,680,000        1,329,569
    Puerto Rico Industrial Tourist Educational Medical and Environmental
       Control Facilities Revenue, Cogeneration Facility,
       AES Puerto Rico Project, 6.625%, 6/01/26 ................................     5,900,000        5,288,937
    Puerto Rico PBA Guaranteed Revenue, Government Facilities,
       Refunding, Series D, 5.375%, 7/01/33 ....................................     1,210,000        1,022,753
       Series D, Pre-Refunded, 5.375%, 7/01/33 .................................     3,790,000        4,181,355
       Series I, 5.00%, 7/01/36 ................................................     5,000,000        3,932,150
                                                                                                 --------------
                                                                                                     50,579,113
                                                                                                 --------------
    VIRGIN ISLANDS 0.6%
    Virgin Islands PFAR, Gross Receipts Taxes Loan Note, Radian Insured,
       5.00%, 10/01/33 .........................................................    10,000,000        8,071,700
                                                                                                 --------------
    TOTAL U.S. TERRITORIES .....................................................                     58,650,813
                                                                                                 --------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS
       (COST $1,310,117,173) ...................................................                  1,288,679,508
                                                                                                 --------------
    SHORT TERM INVESTMENTS 0.2%
    MUNICIPAL BONDS 0.2%
    FLORIDA 0.2%
(b) Broward County Educational Facilities Authority Revenue, Nova Southeastern
       University, Series A, Daily VRDN and Put, 0.60%, 4/01/38 ................     1,500,000        1,500,000
(b) Florida State Municipal Power Agency Revenue, All Requirements Power
       Supply, Refunding, Series C, Daily VRDN and Put, 0.60%, 10/01/35 ........     1,100,000        1,100,000
                                                                                                 --------------
    TOTAL SHORT TERM INVESTMENTS (COST $2,600,000) .............................                      2,600,000
                                                                                                 --------------
    TOTAL INVESTMENTS (COST $1,312,717,173) 99.2% ..............................                  1,291,279,508
    OTHER ASSETS, LESS LIABILITIES 0.8% ........................................                     10,342,401
                                                                                                 --------------
    NET ASSETS 100.0% ..........................................................                 $1,301,621,909
                                                                                                 ==============

See Abbreviations on page 170.

(a)  Security purchased on a when-issued basis. See Note 1(b).

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 97

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN GEORGIA TAX-FREE INCOME FUND

                                                                       YEAR ENDED FEBRUARY 28,
                                                       -------------------------------------------------------
CLASS A                                                  2009      2008(a)      2007        2006        2005
-------                                                --------   --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $  11.36   $  12.20    $  12.13    $  12.17    $  12.27
                                                       --------   --------    --------    --------    --------
Income from investment operations(b):
   Net investment income(c) ........................       0.49       0.49        0.50        0.51        0.53
   Net realized and unrealized gains (losses) ......      (0.11)     (0.84)       0.06       (0.04)      (0.10)
                                                       --------   --------    --------    --------    --------
Total from investment operations ...................       0.38      (0.35)       0.56        0.47        0.43
                                                       --------   --------    --------    --------    --------
Less distributions from net investment income ......      (0.50)     (0.49)      (0.49)      (0.51)      (0.53)
                                                       --------   --------    --------    --------    --------
Redemption fees(d) .................................         --         --(e)       --(e)       --(e)       --(e)
                                                       --------   --------    --------    --------    --------
Net asset value, end of year .......................   $  11.24   $  11.36    $  12.20    $  12.13    $  12.17
                                                       ========   ========    ========    ========    ========
Total return(f) ....................................       3.38%     (2.97)%      4.79%       3.91%       3.65%
RATIOS TO AVERAGE NET ASSETS
Expenses ...........................................       0.69%      0.72%       0.73%       0.74%       0.75%
Net investment income ..............................       4.33%      4.10%       4.13%       4.18%       4.40%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $308,087   $253,104    $220,989    $205,875    $170,407
Portfolio turnover rate ............................       9.61%      8.00%       4.50%       8.54%      22.50%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               98 | Annual Report

Franklin Tax-Free Trust

FRANKLIN GEORGIA TAX-FREE INCOME FUND

                                                                     YEAR ENDED FEBRUARY 28,
                                                       --------------------------------------------------
CLASS C                                                  2009    2008(a)      2007       2006       2005
-------                                                -------   -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $ 11.47   $ 12.31    $ 12.24    $ 12.27    $ 12.37
                                                       -------   -------    -------    -------    -------
Income from investment operations(b):
   Net investment income(c) ........................      0.43      0.43       0.44       0.44       0.47
   Net realized and unrealized gains (losses) ......     (0.11)    (0.84)      0.06      (0.03)     (0.11)
                                                       -------   -------    -------    -------    -------
Total from investment operations ...................      0.32     (0.41)      0.50       0.41       0.36
                                                       -------   -------    -------    -------    -------
Less distributions from net investment income ......     (0.44)    (0.43)     (0.43)     (0.44)     (0.46)
                                                       -------   -------    -------    -------    -------
Redemption fees(d) .................................        --        --(e)      --(e)      --(e)      --(e)
                                                       -------   -------    -------    -------    -------
Net asset value, end of year .......................   $ 11.35   $ 11.47    $ 12.31    $ 12.24    $ 12.27
                                                       =======   =======    =======    =======    =======
Total return(f) ....................................      2.78%    (3.48)%     4.16%      3.39%      3.05%
RATIOS TO AVERAGE NET ASSETS
Expenses ...........................................      1.24%     1.27%      1.28%      1.29%      1.30%
Net investment income ..............................      3.78%     3.55%      3.58%      3.63%      3.85%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $68,721   $52,087    $50,700    $43,983    $37,017
Portfolio turnover rate ............................      9.61%     8.00%      4.50%      8.54%     22.50%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 99

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2009

                                                                                                           PRINCIPAL
    FRANKLIN GEORGIA TAX-FREE INCOME FUND                                                                    AMOUNT        VALUE
    -------------------------------------                                                                 -----------   -----------
    MUNICIPAL BONDS 94.8%
    GEORGIA 91.7%
    Athens-Clarke County Unified Government Water and Sewer Revenue,
       5.625%, 1/01/33 ................................................................................   $10,000,000   $10,346,299
       5.50%, 1/01/38 .................................................................................     5,000,000     5,098,449
    Atlanta Airport Passenger Facility Charge Revenue, General, sub. lien,
       Refunding, Series C, FSA Insured, 5.00%, 1/01/33 ...............................................     5,000,000     5,013,550
       Series J, FSA Insured, 5.00%, 1/01/34 ..........................................................     5,000,000     5,009,650
    Atlanta Airport Revenue, General, Series A, FGIC Insured, Pre-Refunded,
       5.50%, 1/01/26 .................................................................................     5,000,000     5,245,900
       5.60%, 1/01/30 .................................................................................     5,000,000     5,250,000
    Atlanta Development Authority Educational Facilities Revenue, Science Park
       LLC Project, 5.00%, 7/01/32 ....................................................................     3,000,000     2,659,350
    Atlanta Development Authority Revenue,
       Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/26 ..................     2,555,000     2,664,482
       Yamacraw Design Center Project, Series A, MBIA Insured, Pre-Refunded,
          5.125%, 1/01/23 .............................................................................     4,150,000     4,541,553
    Atlanta Public Safety and Judicial Facilities Authority Revenue, Public
       Safety Facility Project,
       FSA Insured, 5.00%, 12/01/26 ...................................................................     1,140,000     1,167,850
    Atlanta Tax Allocation, Atlantic State Project, Refunding, Assured Guaranty,
       5.00%, 12/01/23 ................................................................................     1,000,000       967,510
    Atlanta Urban Residential Finance Authority MFHR, Fulton Cotton Mill, GNMA
       Secured,
       6.00%, 5/20/17 .................................................................................       890,000       890,863
       6.125%, 5/20/27 ................................................................................     1,560,000     1,561,014
    Atlanta Water and Wastewater Revenue,
       FSA Insured, 5.00%, 11/01/24 ...................................................................     4,000,000     4,086,680
       Refunding, Series A, MBIA Insured, 5.00%, 11/01/33 .............................................     8,000,000     6,708,880
       Series A, FSA Insured, 5.50%, 11/01/27 .........................................................     5,000,000     5,025,150
    Augusta Water and Sewer Revenue, Refunding, FSA Insured, 5.00%, 10/01/32 ..........................     5,000,000     4,851,600
    Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center,
       5.25%, 12/01/22 ................................................................................     2,500,000     1,982,275
       5.375%, 12/01/28 ...............................................................................     2,000,000     1,478,220
    Bartow County Development Authority PCR, Georgia Power Co., First Series,
       5.10%, 6/01/23 .................................................................................     5,000,000     4,999,600
    Bleckley-Dodge County Joint Development Authority Student Housing Facilities
       Revenue, MGC
       Real Estate Foundation II LLC Project, 5.00%, 7/01/33 ..........................................     3,500,000     3,060,260
    Bulloch County Development Authority Lease Revenue, Georgia Southern
       University, XLCA
       Insured, 5.00%, 8/01/27 ........................................................................     5,000,000     4,841,900
    Burke County Development Authority PCR, Oglethorpe Power Corp., Vogtle
       Project,
       Series B, 5.50%, 1/01/33 .......................................................................     5,000,000     4,631,150
       Series E, 7.00%, 1/01/23 .......................................................................     5,000,000     5,338,150
    Carroll City-County Hospital Authority Revenue Anticipation Certificates,
       Tanner Medical Center Inc. Project, Assured Guaranty, 5.00%, 7/01/38 ...........................     5,000,000     4,073,550
    Cherokee County GO, 5.00%, 4/01/26 ................................................................     1,000,000     1,044,230
    Cherokee County Water and Sewer Authority Revenue,
       MBIA Insured, 6.90%, 8/01/18 ...................................................................        10,000         9,997
       Series 2006, FSA Insured, 5.00%, 8/01/35 .......................................................     3,000,000     2,943,780
    Clayton County Development Authority Revenue,
       Gateway Village Project, Series A, Pre-Refunded, 6.00%, 8/01/23 ................................     3,500,000     3,648,715
       Refunding, Series A, MBIA Insured, 5.00%, 8/01/23 ..............................................     2,310,000     2,397,018
    Clayton County MFHR, Pointe Clear Apartments Project, FSA Insured, 5.70%,
       7/01/23 ........................................................................................       930,000       930,614
    Cobb County Development Authority Parking Revenue, Kennesaw State University
       Foundation Inc.
       Project, MBIA Insured, 5.00%, 7/15/29 ..........................................................     2,000,000     1,977,220


                               100 | Annual Report

Franklin Tax-Free Trust

                                                                                                          PRINCIPAL
    FRANKLIN GEORGIA TAX-FREE INCOME FUND                                                                   AMOUNT         VALUE
    -------------------------------------                                                                -----------   -------------
    MUNICIPAL BONDS (CONTINUED)
    GEORGIA (CONTINUED)
    Cobb County Development Authority University Facilities Revenue, Kennesaw
       State University, Sub Series D, MBIA Insured, 5.00%, 7/15/29 ..................................   $ 5,000,000   $  4,108,000
    College Park Business and IDAR, Civic Center Project, AMBAC Insured,
       Pre-Refunded, 5.75%, 9/01/26 ..................................................................     2,000,000      2,175,940
    Columbia County Water and Sewer Revenue, FSA Insured, 5.00%, 6/01/24 .............................     1,130,000      1,177,460
    Columbus Water and Sewer Revenue,
       FSA Insured, 5.00%, 5/01/29 ...................................................................     2,500,000      2,496,675
       Refunding, MBIA Insured, 5.00%, 5/01/25 .......................................................     1,000,000      1,016,740
    Dahlonega Water and Wastewater Revenue, Series A, Assured Guaranty, 5.50%,
       9/01/37 .......................................................................................     5,000,000      4,386,300
    Decatur County School Building Authority Revenue, High School Project, FSA
       Insured, 5.00%, 10/01/32 ......................................................................     1,500,000      1,455,480
    DeKalb County Public Safety and Judicial Facilities Authority Revenue,
       Public Safety and Judicial Facility Project, 5.00%, 12/01/29 ..................................     2,000,000      2,035,780
    DeKalb County School District COP, Georgia School Boards Assn. Inc., AMBAC
       Insured, 5.00%, 12/01/27 ......................................................................     4,285,000      4,334,020
    DeKalb County Water and Sewer Revenue, Refunding, Series B, FSA Insured,
       5.00%, 10/01/35 ...............................................................................     7,000,000      7,040,460
    Douglasville-Douglas County Water and Sewer Authority Revenue, MBIA
       Insured, 5.00%,
       6/01/29 .......................................................................................     3,410,000      3,450,579
       6/01/32 .......................................................................................     2,000,000      1,980,860
    East Point Building Authority Revenue, Water and Sewer Project, Series A,
       XLCA Insured, 5.00%, 2/01/34 ..................................................................     5,480,000      4,727,925
    Fayette County PFAR, Criminal Justice Center Project, Refunding, 5.00%,
       6/01/26 .......................................................................................     3,000,000      3,050,010
    Fayette County School District GO, zero cpn. to 9/01/10,
       4.75% thereafter, 3/01/21 .....................................................................     1,355,000      1,274,472
       4.95% thereafter, 3/01/25 .....................................................................     1,000,000        902,900
    Forsyth County GO, Pre-Refunded, 5.75%, 2/01/19 ..................................................     1,500,000      1,598,700
    Forsyth County Water and Sewerage Authority Revenue, FSA Insured,
       5.00%, 4/01/32 ................................................................................     5,000,000      4,952,500
    Fulton County Development Authority Revenue,
       Georgia Tech Foundation Funding, Series A, 5.00%, 11/01/31 ....................................     3,000,000      3,014,580
       Georgia Tech Foundation Funding SAC II Project, Series A, 5.25%, 11/01/30 .....................     5,000,000      5,062,650
       Molecular Science Building Project, MBIA Insured, 5.00%, 5/01/25 ..............................     2,240,000      2,287,802
       Morehouse College Project, Refunding, AMBAC Insured, 5.00%, 12/01/27 ..........................     5,000,000      4,927,850
    Fulton County Water and Sewer Revenue, FGIC Insured, 5.00%, 1/01/30 ..............................     2,500,000      2,471,125
    Gainesville and Hall County Hospital Authority Revenue Anticipation
       Certificates, Northeast Health System Inc. Project, Pre-Refunded,
       5.50%, 5/15/31 ................................................................................     2,500,000      2,720,975
    Georgia Municipal Assn. Inc. COP, City Court Atlanta Project, AMBAC
       Insured, 5.25%, 12/01/26 ......................................................................     2,000,000      1,851,560
    Georgia Municipal Electric Authority Power Revenue, Series W,
       6.60%, 1/01/18 ................................................................................       955,000      1,080,401
       ETM, 6.60%, 1/01/18 ...........................................................................        45,000         52,761
    Georgia Municipal Gas Authority Gas Revenue, City of Toccoa Project, AMBAC
       Insured, 5.00%, 6/01/24 .......................................................................     1,000,000      1,002,910
    Georgia Private Colleges and Universities Authority Student Housing
       Revenue, Mercer Housing Corp. Project, Series A, 6.00%, 6/01/24 ...............................     2,550,000      2,045,687
    Georgia School Board Assn. Inc. COP, DeKalb County Public School Project,
       MBIA Insured, 5.00%, 12/01/25 .................................................................     2,600,000      2,576,522
    Georgia State GO, Series B, 5.00%, 7/01/28 .......................................................     3,225,000      3,363,965


                               Annual Report | 101

Franklin Tax-Free Trust

                                                                                                          PRINCIPAL
    FRANKLIN GEORGIA TAX-FREE INCOME FUND                                                                   AMOUNT         VALUE
    -------------------------------------                                                                -----------   -------------
    MUNICIPAL BONDS (CONTINUED)
    GEORGIA (CONTINUED)
    Georgia State HFAR,
       MF, Lake Vista Apartments Project, Series A, FSA Insured, 5.95%, 1/01/27 ......................   $ 1,000,000   $  1,002,400
       SFM, Series C, 5.00%, 12/01/27 ................................................................     1,000,000        906,390
    Georgia State Higher Education Facilities Authority Revenue, USG Real Estate
       Foundation I LLC Project,
       6.00%, 6/15/34 ................................................................................     5,000,000      5,038,350
       Assured Guaranty, 5.625%, 6/15/38 .............................................................     3,000,000      2,997,570
    Glynn-Brunswick Memorial Hospital Authority Revenue, Anticipation Certificates,
       Southeast Georgia Health, Series A, 5.625%, 8/01/34 ...........................................     3,500,000      3,067,610
    Gwinnett County Development Authority COP, Gwinnett County Public Schools
       Project,
       MBIA Insured, 5.25%, 1/01/24 ..................................................................     2,000,000      2,114,160
       MBIA Insured, Pre-Refunded, 5.00%, 1/01/24 ....................................................     8,500,000      9,579,415
       Refunding, MBIA Insured, 5.25%, 1/01/22 .......................................................     3,000,000      3,250,770
    Gwinnett County Hospital Authority Revenue, Anticipation Certificates,
       Gwinnett Hospital Systems Inc. Project, Series B, MBIA Insured,
       Pre-Refunded, 5.30%, 9/01/27 ..................................................................     3,750,000      4,226,025
    Gwinnett County School District GO, 5.00%,
       2/01/32 .......................................................................................     5,000,000      5,097,000
       2/01/36 .......................................................................................     5,815,000      5,894,026
    Gwinnett County Water and Sewer Authority Revenue, Pre-Refunded, 5.25%,
       8/01/25 .......................................................................................     2,795,000      3,147,925
    Habersham County Hospital Authority Revenue, Anticipation Certificates, XLCA
       Insured, 5.00%, 12/01/27 ......................................................................     2,015,000      1,733,343
    Habersham County School District GO, MBIA Insured, 5.00%, 4/01/28 ................................     2,750,000      2,558,820
    Henry County Hospital Authority Revenue, Henry Medical Center Inc. Project,
       Refunding, AMBAC Insured, 6.00%, 7/01/29 ......................................................     5,000,000      5,029,350
    Hogansville Combined Public Utility System Revenue, Refunding, FSA Insured,
       6.00%, 10/01/23 ...............................................................................     3,300,000      3,965,412
    Jackson County School District GO, MBIA Insured, 5.00%, 3/01/25 ..................................     3,000,000      3,073,260
    Lagrange-Troup County Hospital Authority Revenue, Series A, 5.50%, 7/01/38 .......................     4,000,000      3,612,080
    Main Street Natural Gas Inc. Gas Project Revenue, Series A, 5.50%, 9/15/27 .......................     5,000,000      3,623,450
    Medical Center Hospital Authority Revenue, Anticipation Certificates,
       Columbus Regional Healthcare System,
       Assured Guaranty, 6.375%, 8/01/29 .............................................................     4,000,000      4,209,120
       MBIA Insured, 5.50%, 8/01/25 ..................................................................     6,000,000      5,400,000
    Meriwether County PFAR, Meriwether County Schools Project, MBIA Insured,
       5.85%, 10/01/26 ...............................................................................     1,000,000      1,019,000
    Monroe County Development Authority PCR, Oglethorpe Power Co., Scherer
       Project, Refunding, Series A, 6.80%, 1/01/12 ..................................................     1,500,000      1,578,645
    Municipal Electric Authority Revenue,
       General Resolution Projects, sub. note, Refunding, Series D, 5.50%, 1/01/26 ...................     5,000,000      5,043,150
       Project 1, Sub Series E, MBIA Insured, 5.00%, 1/01/25 .........................................     2,315,000      2,245,874
    Newton County Hospital Authority Revenue, Newton Health System Project 1999,
       AMBAC Insured, Pre-Refunded, 6.10%, 2/01/24 ...................................................     4,500,000      4,769,865
    Newton County IDAR, Georgia Perimeter College Foundation Real Estate Newton,
       CIFG Insured, 5.00%, 6/01/24 ..................................................................     3,150,000      3,133,148
    Paulding County GO, Courthouse, FGIC Insured, 5.00%, 2/01/32 .....................................     4,000,000      4,020,560
    Paulding County School District GO, 5.00%, 2/01/33 ...............................................     4,000,000      3,950,360
    Peach County Development Authority Student Housing Facilities Revenue, Fort
       Valley State University Foundation Property LLC, AMBAC Insured,
       5.00%, 6/01/34 ................................................................................     3,000,000      2,863,260


                               102 | Annual Report

Franklin Tax-Free Trust

                                                                                                          PRINCIPAL
    FRANKLIN GEORGIA TAX-FREE INCOME FUND                                                                   AMOUNT         VALUE
    -------------------------------------                                                                -----------   -------------
    MUNICIPAL BONDS (CONTINUED)
    GEORGIA (CONTINUED)
    Private Colleges and Universities Authority Revenue, Mercer University Project, Refunding,
       Series A, 5.375%, 10/01/29 ....................................................................   $ 2,000,000   $  1,479,100
    Richmond County Development Authority, Solid Waste Disposal Revenue, International Paper Co.
       Project, 5.80%, 12/01/20 ......................................................................     1,500,000      1,112,865
    Richmond County Development Authority Educational Facilities Revenue, Augusta State University
       Jaguar Student Center, Series A, XLCA Insured, 5.00%, 7/01/29 .................................     1,000,000        932,500
    Rockdale County Water and Sewer Authority Revenue,
       FSA Insured, 5.00%, 7/01/29 ...................................................................     4,000,000      4,077,880
       Series A, MBIA Insured, Pre-Refunded, 5.375%, 7/01/29 .........................................     5,000,000      5,240,750
    Savannah EDA Revenue, Armstrong Center LLC Project, Series A, XLCA Insured, 5.00%, 12/01/30 ......     1,500,000      1,345,485
    South Fulton Municipal Regional Water and Sewer Authority Water Revenue, MBIA Insured,
       Pre-Refunded, 5.00%, 1/01/33 ..................................................................     3,500,000      3,905,230
    Suwanee GO, MBIA Insured, Pre-Refunded, 5.25%, 1/01/32 ...........................................     3,000,000      3,315,240
    Upper Oconee Basin Water Authority Revenue, Refunding, MBIA Insured, 5.00%, 7/01/26 ..............     1,000,000        964,000
    Valdosta and Lowndes County Hospital Authority Revenue, Certificates, South Georgia Medical
       Center Project,
       5.00%, 10/01/33 ...............................................................................     2,000,000      1,560,500
       AMBAC Insured, 5.25%, 10/01/27 ................................................................     3,000,000      2,368,860
    Walton County Water and Sewer Authority Revenue,
       Hard Labor Creek Project, FSA Insured, 5.00%, 2/01/33 .........................................     5,000,000      4,830,650
       Oconee, Hard Creek Resources Project, FSA Insured, 5.00%, 2/01/38 .............................     3,845,000      3,781,288
       Refunding and Improvement, MBIA Insured, 6.00%, 2/01/21 .......................................       750,000        749,445
    Ware County Hospital Authority Revenue, Anticipation Certificates, MBIA Insured, 5.25%, 3/01/25...     3,000,000      2,728,740
                                                                                                                       ------------
                                                                                                                        345,611,919
                                                                                                                       ------------
    U.S. TERRITORIES 3.1%
    PUERTO RICO 2.3%
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
       Refunding, Series L, MBIA Insured, 5.25%, 7/01/35 .............................................    10,000,000      8,370,200
                                                                                                                       ------------
    VIRGIN ISLANDS 0.8%
    Virgin Islands PFAR, Virgin Islands Matching Fund Loan Notes, senior lien, Refunding, Series A,
       5.40%, 10/01/12 ...............................................................................       850,000        849,958
       5.50%, 10/01/22 ...............................................................................     1,200,000        994,116
       5.625%, 10/01/25 ..............................................................................     1,530,000      1,249,184
                                                                                                                       ------------
                                                                                                                          3,093,258
                                                                                                                       ------------
    TOTAL U.S. TERRITORIES ...........................................................................                   11,463,458
                                                                                                                       ------------
    TOTAL INVESTMENTS (COST $365,932,281) 94.8% ......................................................                  357,075,377
    OTHER ASSETS, LESS LIABILITIES 5.2% ..............................................................                   19,732,618
                                                                                                                       ------------
    NET ASSETS 100.0% ................................................................................                 $376,807,995
                                                                                                                       ============

See Abbreviations on page 170.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 103

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN KENTUCKY TAX-FREE INCOME FUND

                                                                       YEAR ENDED FEBRUARY 28,
                                                       --------------------------------------------------------
CLASS A                                                  2009      2008(a)      2007        2006        2005
-------                                                --------   ---------   ---------   ---------   ---------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $  10.57   $  11.44     $  11.39    $  11.41    $  11.51
                                                       --------   --------     --------    --------    --------
Income from investment operations(b):
   Net investment income(c) ........................       0.47       0.45         0.45        0.47        0.48
   Net realized and unrealized gains (losses) ......      (0.08)     (0.87)        0.06       (0.02)      (0.10)
                                                       --------   --------     --------    --------    --------
Total from investment operations ...................       0.39      (0.42)        0.51        0.45        0.38
                                                       --------   --------     --------    --------    --------
Less distributions from net investment income ......      (0.46)     (0.45)       (0.46)      (0.47)      (0.48)
                                                       --------   --------     --------    --------    --------
Redemption fees(d)..................................         --         --(e)        --(e)       --(e)       --(e)
                                                       --------   --------     --------    --------    --------
Net asset value, end of year .......................   $  10.50   $  10.57     $  11.44    $  11.39    $  11.41
                                                       ========   ========     ========    ========    ========
Total return(f) ....................................       3.76%     (3.81)%       4.57%       4.01%       3.47%
RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by affiliates ..       0.76%      0.76%        0.77%       0.78%       0.79%
Expenses net of waiver and payments by affiliates ..       0.76%      0.75%        0.75%       0.75%       0.71%
Net investment income ..............................       4.40%      4.05%        4.02%       4.10%       4.30%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $162,043   $149,776     $148,224    $128,254    $112,941
Portfolio turnover rate ............................      10.40%      9.42%        2.28%       9.43%      12.48%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

The accompanying notes are an integral part of these financial statements.


                               104 | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2009

                                                                                                          PRINCIPAL
    FRANKLIN KENTUCKY TAX-FREE INCOME FUND                                                                  AMOUNT         VALUE
    --------------------------------------                                                               ----------   ------------
    MUNICIPAL BONDS 98.5%
    KENTUCKY 88.2%
    Bellevue GO, Public Project, Harbor Greene Project, XLCA Insured, 5.00%, 2/01/34 .................   $1,065,000   $  1,065,873
    Boone County GO, Public Project, 5.00%,
       4/01/20 .......................................................................................    1,310,000      1,372,631
       4/01/21 .......................................................................................    1,000,000      1,040,970
    Boone County PCR, Collateralized, Dayton Power and Light Co., Refunding, Series A, FGIC
       Insured, 4.70%, 1/01/28 .......................................................................    3,000,000      2,658,450
    Boone Florence Water Commission Water Supply Systems Revenue, Refunding, FGIC Insured, 5.00%,
       12/01/22 ......................................................................................    1,200,000      1,220,664
       12/01/27 ......................................................................................    2,000,000      1,936,020
    Bowling Green GO, Project, Series A, 5.00%, 6/01/38 ..............................................    5,000,000      4,894,300
    Bowling Green ISD Finance Corp. School Building Revenue, 5.75%, 1/01/20 ..........................    1,140,000      1,172,923
    Boyle County Revenue, Refunding and College Improvement, CIFG Insured, 5.00%, 6/01/32 ............    1,500,000      1,463,640
    Campbell and Kenton Counties Sanitation District No. 1 Sanitation District Revenue, Series A,
    FSA Insured, 5.00%,
       8/01/19 .......................................................................................    1,500,000      1,562,805
       8/01/24 .......................................................................................    2,000,000      2,040,060
    Campbell County School District Finance Corp. School Building Revenue, FSA Insured, 5.00%,
       8/01/26 .......................................................................................    2,845,000      2,910,264
    Christian County Hospital Revenue, Jennie Stuart Medical Center, Refunding, Assured Guaranty,
       5.50%, 2/01/36 ................................................................................    3,000,000      2,877,960
    Christian County Public Courthouse Corp. Lease Revenue, District Court Facilities Project,
       Pre-Refunded, 5.125%, 8/01/20 .................................................................    1,015,000      1,095,063
    Fayette County School District Finance Corp. School Building Revenue,
       Pre-Refunded, 5.50%, 9/01/18 ..................................................................    2,500,000      2,590,800
       Series A, AMBAC Insured, 5.25%, 4/01/20 .......................................................    2,160,000      2,246,681
    Florence GO, Public Project, Series A, FGIC Insured, 5.00%, 11/01/32 .............................    1,000,000      1,001,960
    Greater Kentucky Housing Assistance Corp. Mortgage Revenue, Section 8 Assisted Projects,
       Refunding, Series A, MBIA Insured, 6.10%, 1/01/24 .............................................      290,000        290,714
    Hardin County School District Finance Corp. School Building Revenue, Pre-Refunded, 5.75%,
       2/01/20 .......................................................................................    1,500,000      1,584,495
    Henry County Water District No. 2 Water Revenue, Refunding, MBIA Insured, 4.75%, 1/01/28 .........    2,035,000      2,040,861
    Jefferson County Health Facilities Revenue, Jewish Hospital Healthcare Services Inc., Refunding,
       AMBAC Insured, 5.75%, 1/01/26                                                                      1,000,000        989,290
    Jefferson County School District Finance Corp. School Building Revenue, Series A,
       FSA Insured, Pre-Refunded, 5.25%, 7/01/18 .....................................................    1,500,000      1,572,615
       MBIA Insured, 4.75%, 6/01/27 ..................................................................    2,440,000      2,358,870
    Kentucky Area Development Districts Financing Trust Lease Acquisition Program COP, Series L,
       XLCA Insured, 5.00%, 11/01/29 .................................................................    1,000,000      1,010,650
    Kentucky Area Development Districts Financing Trust Lease Program Revenue, City of Ewing,
       Series A, Pre-Refunded, 6.00%, 6/01/30 ........................................................    2,000,000      2,163,360
       Series C, 6.00%, 6/01/30 ......................................................................    1,285,000      1,294,239
       Series E, 5.70%, 6/01/22 ......................................................................    1,000,000      1,065,400
    Kentucky Asset/Liability Commission General Receipts Revenue, University of Kentucky, Project
       Notes, FGIC Insured, 5.00%, 10/01/25 ..........................................................    3,000,000      3,086,160
    Kentucky Economic Development Finance Authority Health System Revenue, Norton Healthcare Inc.,
       Refunding, Series C, MBIA Insured, 6.15%, 10/01/24 ............................................      160,000        144,526
       Series C, MBIA Insured, Pre-Refunded, 6.15%, 10/01/24 .........................................      245,000        288,524
       Series C, MBIA Insured, Pre-Refunded, 6.15%, 10/01/25 .........................................      935,000      1,101,103


                               Annual Report | 105

Franklin Tax-Free Trust

                                                                                                          PRINCIPAL
    FRANKLIN KENTUCKY TAX-FREE INCOME FUND                                                                  AMOUNT         VALUE
    --------------------------------------                                                               ----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    KENTUCKY (CONTINUED)
    Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian
       Regional Health Center Facility, Refunding and Improvement, 5.875%, 10/01/22 ..................   $2,000,000   $  1,361,480
    Kentucky Economic Finance Authority Louisville Arena Project Revenue, Louisville Arena, Sub
       Series A-1, Assured Guaranty, 6.00%, 12/01/33 .................................................    2,000,000      2,009,640
    Kentucky Housing Corp. Housing Revenue, Series A, 4.60%, 7/01/32 .................................    2,000,000      1,639,860
    Kentucky Infrastructure Authority Revenue, Series A, 5.00%,
       6/01/19 .......................................................................................    1,140,000      1,164,145
       6/01/20 .......................................................................................    1,250,000      1,271,100
       6/01/21 .......................................................................................    1,190,000      1,206,779
    Kentucky Rural Water Finance Corp. Public Project Revenue,
       Flexible Term Program, Series A, 5.00%, 2/01/26 ...............................................    1,055,000      1,065,012
       Multimodal, Flexible Term Program, Series I, 5.00%, 2/01/34 ...................................    1,500,000      1,450,170
    Kentucky State Municipal Power Agency Power System Revenue, Prairie State Project, Series A,
       MBIA Insured, 5.00%,
       9/01/32 .......................................................................................    5,000,000      4,453,950
       9/01/37 .......................................................................................    4,250,000      3,719,430
    Kentucky State Property and Buildings Commission Revenues,
       Project No. 62, Refunding, Second Series, 5.25%, 10/01/18 .....................................    3,540,000      3,658,555
       Project No. 64, MBIA Insured, Pre-Refunded, 5.50%, 5/01/17 ....................................    1,535,000      1,585,164
       Project No. 69, Series A, FSA Insured, Pre-Refunded, 5.00%, 8/01/21 ...........................    2,300,000      2,503,964
       Project No. 77, MBIA Insured, Pre-Refunded, 5.00%, 8/01/23 ....................................    1,100,000      1,246,025
       Project No. 90, Refunding, 5.50%, 11/01/28 ....................................................    5,000,000      5,166,100
    Kentucky State Turnpike Authority Economic Development Road Revenue, Revitalization Projects,
       Refunding, Series A, 5.00%, 7/01/28 ...........................................................    1,000,000      1,002,890
       Series A, AMBAC Insured, 5.00%, 7/01/25 .......................................................    2,000,000      2,049,960
    Lawrenceburg Water and Sewer Revenue, MBIA Insured, 5.00%, 10/01/28 ..............................    1,730,000      1,587,292
    Louisville and Jefferson County Metropolitan Government College Revenue, Bellarmine University,
       Refunding and Improvement, Series A, 6.00%, 5/01/38 ...........................................    2,500,000      2,138,700
    Louisville and Jefferson County Metropolitan Government Health Facilities Revenue, Jewish
       Hospital and St. Mary's HealthCare Inc. Project, Refunding, 6.125%, 2/01/37 ...................    2,000,000      1,952,080
    Louisville and Jefferson County Metropolitan Government Industrial Building Revenue,
       Sisters of Mercy, Cincinnati, 5.00%, 10/01/35 .................................................    1,500,000      1,128,600
    Louisville and Jefferson County Metropolitan Sewer District Sewer and Drainage System
       Revenue, Series A,
       AMBAC Insured, 5.00%, 5/15/36 .................................................................    3,000,000      2,762,520
       FGIC Insured, 5.00%, 5/15/30 ..................................................................    2,750,000      2,742,658
       FGIC Insured, 5.00%, 5/15/38 ..................................................................    3,000,000      2,828,640
    Louisville and Jefferson County Student Housing Revenue, University of Louisville, Phase 3-A,
       AMBAC Insured, 5.00%, 6/01/34 .................................................................    3,755,000      3,654,929
       Series A, AMBAC Insured, 5.00%, 6/01/25 .......................................................    1,000,000      1,024,690
    Louisville Parking Authority of River City Revenue, MBIA Insured, 5.00%, 6/01/29 .................    3,290,000      3,304,410
    Louisville Regional Airport Authority Airport System Revenue, FSA Insured, 5.50%, 7/01/38 ........    3,000,000      2,670,540
    Louisville Water Works Board Water System Revenue, Louisville Water Co., Refunding, FSA Insured,
       5.25%, 11/15/24 ...............................................................................    2,500,000      2,542,825
       5.50%, 11/15/25 ...............................................................................    2,000,000      2,042,020
    Murray Hospital Facilities Revenue, Murray, Calloway County Public Hospital, 5.125%, 8/01/37          3,000,000      2,042,700
    Northern Kentucky University COP, AMBAC Insured, 5.00%, 12/01/27 .................................    1,500,000      1,485,480
    Northern Kentucky Water Service District Revenue, MBIA Insured, 4.875%, 2/01/20 ..................    1,270,000      1,261,986


                               106 | Annual Report

Franklin Tax-Free Trust

                                                                                                          PRINCIPAL
FRANKLIN KENTUCKY TAX-FREE INCOME FUND                                                                      AMOUNT         VALUE
--------------------------------------                                                                   ----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    KENTUCKY (CONTINUED)
    Oldham County School District Finance Corp. School Building Revenue, MBIA Insured, 5.00%,
       5/01/24 .......................................................................................   $5,680,000   $  5,832,792
    Paducah Electric Plant Board Revenue, Series A, Assured Guaranty, 5.25%, 10/01/35 ................    3,000,000      2,995,590
    Pulaski County Public Properties Corp. First Mortgage Revenue, AOC Judicial Facility,
       6.00%, 12/01/28 ...............................................................................    1,000,000      1,059,660
    Russell Health System Revenue, Our Lady of Bellefonte, Pre-Refunded, 5.50%, 7/01/15 ..............      785,000        814,139
    Trimble County Environmental Facilities Revenue, Trimble County Environmental Facility,
       AMBAC Insured, 6.00%, 3/01/37 .................................................................    5,000,000      4,583,800
       Refunding, AMBAC Insured, 4.60%, 6/01/33 ......................................................    3,750,000      3,018,338
    Warren County Hospital Facility Revenue, Community Hospital Corp. Project, Refunding, Series A,
       5.00%, 8/01/29 ................................................................................    1,000,000        793,540
                                                                                                                      ------------
                                                                                                                       142,964,024
                                                                                                                      ------------
    U.S. TERRITORIES 10.3%
    PUERTO RICO 9.3%
    Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds, Refunding,
       5.375%, 5/15/33 ...............................................................................    1,680,000      1,246,190
    Puerto Rico Commonwealth GO, Public Improvement, Series A,
       5.125%, 7/01/31 ...............................................................................    3,125,000      2,540,656
       Pre-Refunded, 5.125%, 7/01/31 .................................................................    1,875,000      2,045,475
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
       Series D, Pre-Refunded, 5.375%, 7/01/36 .......................................................    2,500,000      2,770,900
       Series K, 5.00%, 7/01/27 ......................................................................    3,000,000      2,522,910
    Puerto Rico PBA Guaranteed Revenue, Government Facilities,
       Refunding, Series D, 5.25%, 7/01/36 ...........................................................      455,000        372,650
       Refunding, Series N, 5.00%, 7/01/32 ...........................................................    3,000,000      2,403,840
       Series D, Pre-Refunded, 5.25%, 7/01/36 ........................................................      995,000      1,093,774
                                                                                                                      ------------
                                                                                                                        14,996,395
                                                                                                                      ------------
    VIRGIN ISLANDS 1.0%
    Virgin Islands PFAR, Virgin Islands Matching Fund Loan Notes, senior lien, Refunding, Series A,
       5.625%, 10/01/25 ..............................................................................    2,000,000      1,632,920
                                                                                                                      ------------
    TOTAL U.S. TERRITORIES ...........................................................................                  16,629,315
                                                                                                                      ------------
    TOTAL MUNICIPAL BOND BEFORE SHORT TERM INVESTMENTS (COST $166,026,746) ...........................                 159,593,339
                                                                                                                      ------------
    SHORT TERM INVESTMENTS (COST $800,000) 0.5%
    MUNICIPAL BONDS 0.5%
    KENTUCKY 0.5%
(a) Lexington-Fayette Urban County Airport Board General Airport Revenue, Refunding, Series B,
       Daily VRDN and Put, 0.65%, 7/01/38 ............................................................      800,000        800,000
                                                                                                                      ------------
    TOTAL INVESTMENTS (COST $166,826,746) 99.0% ......................................................                 160,393,339
    OTHER ASSETS, LESS LIABILITIES 1.0% ..............................................................                   1,649,918
                                                                                                                      ------------
    NET ASSETS 100.0% ................................................................................                $162,043,257
                                                                                                                      ============

See Abbreviations on page 170.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 107

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN LOUISIANA TAX-FREE INCOME FUND

                                                                       YEAR ENDED FEBRUARY 28,
                                                       ------------------------------------------------------
CLASS A                                                  2009      2008(a)      2007        2006       2005
-------                                                --------   --------    --------    --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $  10.74   $  11.61    $  11.52    $  11.68   $  11.81
                                                       --------   --------    --------    --------   --------
Income from investment operations(b):
   Net investment income(c) ........................       0.48       0.47        0.48        0.50       0.52
   Net realized and unrealized gains (losses) ......      (0.32)     (0.87)       0.10       (0.16)     (0.14)
                                                       --------   --------    --------    --------   --------
Total from investment operations ...................       0.16      (0.40)       0.58        0.34       0.38
                                                       --------   --------    --------    --------   --------
Less distributions from net investment income ......      (0.47)     (0.47)      (0.49)      (0.50)     (0.51)
                                                       --------   --------    --------    --------   --------
Redemption fees(d) .................................         --         --(e)       --(e)       --         --(e)
                                                       --------   --------    --------    --------   --------
Net asset value, end of year .......................   $  10.43   $  10.74    $  11.61    $  11.52   $  11.68
                                                       ========   ========    ========    ========   ========
Total return(f) ....................................       1.53%     (3.57)%      5.14%       2.99%      3.36%
RATIOS TO AVERAGE NET ASSETS
Expenses ...........................................       0.71%      0.71%       0.73%       0.73%      0.73%
Net investment income ..............................       4.45%      4.14%       4.22%       4.30%      4.49%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $266,905   $234,314    $220,927    $188,333   $188,659
Portfolio turnover rate ............................      11.73%     11.57%       5.71%       9.78%      8.67%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               108 | Annual Report

Franklin Tax-Free Trust

FRANKLIN LOUISIANA TAX-FREE INCOME FUND

                                                                    YEAR ENDED FEBRUARY 28,
                                                       -------------------------------------------------
CLASS C                                                  2009    2008(a)      2007       2006      2005
-------                                                -------   -------    -------    -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $ 10.85   $ 11.73    $ 11.63    $ 11.79   $ 11.91
                                                       -------   -------    -------    -------   -------
Income from investment operations(b):
   Net investment income(c) ........................      0.42      0.41       0.43       0.44      0.46
   Net realized and unrealized gains (losses) ......     (0.32)    (0.88)      0.09      (0.16)    (0.13)
                                                       -------   -------    -------    -------   -------
Total from investment operations ...................      0.10     (0.47)      0.52       0.28      0.33
                                                       -------   -------    -------    -------   -------
Less distributions from net investment income ......     (0.41)    (0.41)     (0.42)     (0.44)    (0.45)
                                                       -------   -------    -------    -------   -------
Redemption fees(d) .................................        --        --(e)      --(e)      --        --(e)
                                                       -------   -------    -------    -------   -------
Net asset value, end of year .......................   $ 10.54   $ 10.85    $ 11.73    $ 11.63   $ 11.79
                                                       =======   =======    =======    =======   =======
Total return(f) ....................................      0.96%    (4.16)%     4.61%      2.40%     2.84%
RATIOS TO AVERAGE NET ASSETS
Expenses ...........................................      1.26%     1.26%      1.28%      1.28%     1.28%
Net investment income ..............................      3.90%     3.59%      3.67%      3.75%     3.94%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $41,646   $35,085    $29,028    $23,319   $19,196
Portfolio turnover rate ............................     11.73%    11.57%      5.71%      9.78%     8.67%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 109

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2009

                                                                                                          PRINCIPAL
FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                                                     AMOUNT         VALUE
---------------------------------------                                                                  -----------   ------------
    MUNICIPAL BONDS 96.5%
    LOUISIANA 89.5%
    Alexandria Sales & Use Tax Revenue, 5.00%,
       8/01/26 .......................................................................................   $ 1,710,000   $  1,735,188
       8/01/27 .......................................................................................     1,790,000      1,802,315
       8/01/28 .......................................................................................     1,875,000      1,872,600
    Bossier City Utilities Revenue, BHAC Insured, 5.50%, 10/01/33 ....................................     5,000,000      5,168,950
    Bossier Parish Sales and Use Tax Revenue, AMBAC Insured, 5.00%, 7/01/20 ..........................     1,900,000      1,962,434
    Calcasieu Parish Public Trust Authority Student Lease Revenue, McNeese Student Housing
       Project, MBIA Insured, 5.25%,
       5/01/21 .......................................................................................     1,505,000      1,466,638
       5/01/33 .......................................................................................     2,500,000      2,041,175
    De Soto Parish Environmental Improvement Revenue, International Paper Co. Project, Series A,
       5.65%, 12/01/21 ...............................................................................     1,000,000        676,080
    De Soto Parish PCR, Cleco Utility Group Inc. Project, Refunding, AMBAC Insured, 5.875%,
       9/01/29 .......................................................................................    11,500,000     10,055,025
    Denham Spring Livingston Housing and Mortgage Finance Authority SFHR, Series A, FHA
       Insured, ETM, 7.20%, 8/01/10 ..................................................................     1,380,000      1,499,950
    East Baton Rouge Mortgage Finance Authority Revenue, SFM Purchase, Refunding, Series A,
       6.10%, 10/01/29 ...............................................................................       135,000        134,702
    East Baton Rouge Parish Park and Recreation District GO, FSA Insured, 5.00%, 5/01/25 .............     3,325,000      3,393,628
    East Baton Rouge Parish Sales and Use Tax Revenue, Public Improvement, Series ST, FGIC
       Insured, Pre-Refunded, 5.00%, 2/01/20 .........................................................     1,000,000      1,080,250
    East Baton Rouge Parish Sales Tax Revenue,
       Public Improvement, Refunding, Series A, AMBAC Insured, 5.00%, 2/01/24 ........................     2,000,000      2,007,000
       Road and Street Improvement, Assured Guaranty, 5.25%, 8/01/28 .................................     1,000,000      1,011,950
       Road and Street Improvement, Assured Guaranty, 5.50%, 8/01/30 .................................     1,700,000      1,733,660
    England District Sub-District No. 1 Revenue, FGIC Insured, 5.00%, 8/15/19 ........................     5,000,000      5,195,150
    Greater New Orleans Expressway Commission Revenue, Refunding, AMBAC Insured, 5.00%,
       11/01/27 ......................................................................................     5,000,000      4,881,150
    Jefferson Parish Revenue, Public Improvement, 24th Judicial District Project, MBIA Insured,
       5.00%, 4/01/29 ................................................................................     3,060,000      2,958,286
    Jefferson Parish West Jefferson Park and Community Center Revenue, MBIA Insured, 5.00%,
       10/01/29 ......................................................................................     2,925,000      2,970,367
    Jefferson Sales Tax District Special Sales Tax Revenue, Special Tax Bond, AMBAC Insured,
       Pre-Refunded, 5.00%, 12/01/20 .................................................................     4,195,000      4,611,647
    Lafayette Communications Systems Revenue, XLCA Insured, 5.25%, 11/01/27 ..........................     5,000,000      4,676,450
    Lafayette Public Power Authority Electric Revenue, MBIA Insured, 5.00%, 11/01/32 .................     5,000,000      4,615,200
    Lafayette Public Trust Financing Authority Revenue, Ragin' Cajun Facilities Inc. Project, MBIA
       Insured, 5.00%, 10/01/22 ......................................................................     1,500,000      1,552,260
    Lafayette Public Trust Financing Authority SFMR, Series A, ETM, 7.20%, 4/01/11 ...................        30,000         33,546
    Lafayette Utilities Revenue, MBIA Insured, 5.00%, 11/01/28 .......................................     5,000,000      4,877,450
    Lafourche Parish Home Mortgage Authority SFMR, ETM, 7.40%, 7/01/10 ...............................        30,000         31,102
    Livingston Parish Waterworks Revenue, Ward Two Water District, AMBAC Insured, 5.125%,
       4/01/29 .......................................................................................     2,200,000      2,158,002
    Louisiana HFA, SFMR, Home Ownership Program,
       GO Zone, Series B-1, GNMA Secured, 5.00%, 12/01/32 ............................................     2,075,000      1,969,818
       Series A, GNMA Secured, 5.50%, 6/01/40 ........................................................     5,000,000      4,940,700
       Series B, GNMA Secured, 6.125%, 12/01/33 ......................................................     1,000,000      1,036,130


                               110 | Annual Report

Franklin Tax-Free Trust

                                                                                                          PRINCIPAL
FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                                                     AMOUNT         VALUE
---------------------------------------                                                                  -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    LOUISIANA (CONTINUED)
    Louisiana HFA Mortgage Revenue, SF, Series A-1, GNMA Secured, 5.45%, 12/01/20 ....................   $   415,000   $    409,352
    Louisiana Local Government Environmental Facilities and CDA Revenue,
          Ascension Parish Library Projects, AMBAC Insured, 5.25%, 4/01/29 ...........................     1,000,000        990,170
          Baton Rouge Apartments, Series A, MBIA Insured, 6.375%, 1/01/30 ............................     4,265,000      3,929,131
          Delgado Community College Foundation Project, AMBAC Insured, 6.00%, 10/01/29 ...............     1,000,000      1,022,870
          Delta Campus Facilities Corp. Project, Assured Guaranty, 5.50%, 10/01/27 ...................     5,000,000      5,040,500
          Denham Springs Sewer Project, AMBAC Insured, 4.75%, 12/01/31 ...............................     3,000,000      2,573,970
          East Ascension Consolidated No. 1, Refunding, AMBAC Insured, 5.00%, 12/01/37 ...............     5,370,000      5,042,913
          East Ascension Consolidated No. 1, Refunding, AMBAC Insured, 5.00%, 12/01/44 ...............     8,870,000      8,101,681
          Independence Stadium Project, Refunding, 5.25%, 3/01/30 ....................................     8,845,000      8,593,094
          Jefferson Parking Garage Project, AMBAC Insured, 5.00%, 9/01/21 ............................     2,215,000      2,257,018
          Lake Charles Public Improvements Project, AMBAC Insured, 5.00%, 5/01/27 ....................     5,000,000      4,854,450
          Livingston Parish Road, AMBAC Insured, 5.00%, 3/01/21 ......................................     4,040,000      3,611,679
          MBIA Insured, 5.00%, 12/01/26 ..............................................................     3,000,000      2,947,830
          Parking Facilities Corp. Garage Project, Series A, AMBAC Insured, 5.375%, 10/01/26 .........     2,000,000      2,003,480
          Parking Facilities Corp. Garage Project, Series A, AMBAC Insured, 5.375%, 10/01/31 .........     2,000,000      1,913,040
          Shreveport Airport Cargo Project, Series C, Assured Guaranty, 6.75%, 1/01/24 ...............     2,620,000      2,732,372
          Shreveport Airport Cargo Project, Series C, Assured Guaranty, 7.00%, 1/01/33 ...............     2,500,000      2,535,075
          Southeastern Louisiana Student Housing, Series A, MBIA Insured, 5.00%, 8/01/27 .............     3,000,000      2,528,550
    Louisiana Public Facilities Authority Hospital Revenue, Touro Infirmary
       Project, Series A, 5.625%, 8/15/29 ............................................................     3,500,000      2,459,135
    Louisiana Public Facilities Authority Revenue,
          Archdiocese of New Orleans Project, Refunding, CIFG Insured, 5.00%, 7/01/31 ................     5,000,000      4,219,800
          Centenary College Project, Refunding, 5.75%, 2/01/29 .......................................     7,300,000      5,208,842
          Christus Health, Refunding, Series B, Assured Guaranty, 6.50%, 7/01/30 .....................     5,000,000      5,130,750
          Dillard University Project, Series A, AMBAC Insured, 5.30%, 8/01/26 ........................     1,540,000      1,575,528
          FHA Insured Mortgage, Baton Rouge General, MBIA Insured, 5.25%, 7/01/33 ....................     5,000,000      4,460,750
          Grambling University Project, Black and Gold Facilities Project, Series A, CIFG Insured,
             5.00%, 7/01/30 ..........................................................................     5,000,000      3,558,550
          Mortgage Purchase, HFA, Refunding, Series A, FNMA Insured, 6.40%, 7/20/20 ..................     1,715,000      1,734,877
          Ochsner Clinic Foundation Project, Refunding, Series B, ETM, 5.75%, 5/15/23 ................     2,500,000      2,949,350
          Ochsner Clinic Foundation Project, Series B, 5.25%, 5/15/27 ................................     3,990,000      3,216,858
          Tulane University of Louisiana, Series A, AMBAC Insured, Pre-Refunded, 5.125%, 7/01/27 .....     3,000,000      3,347,220
    Louisiana State Citizens Property Insurance Corp. Assessment Revenue, Series B, AMBAC
       Insured, 5.00%, 6/01/23 .......................................................................     5,000,000      4,104,500
    Louisiana State Gas and Fuels Tax Revenue, Series A,
          AMBAC Insured, 5.00%, 6/01/27 ..............................................................     3,500,000      3,377,885
          FSA Insured, 5.00%, 5/01/31 ................................................................    10,000,000      9,959,500
    Louisiana State GO, Match, Refunding, Series B, CIFG Insured, 5.00%,
          7/15/24 ....................................................................................     3,475,000      3,528,237
          7/15/25 ....................................................................................     1,765,000      1,781,132
    Louisiana State Office Facilities Corp. Lease Revenue, Capital Complex Program,
          AMBAC Insured, 5.00%, 5/01/21 ..............................................................     2,500,000      2,551,775
          Series A, MBIA Insured, 5.375%, 3/01/19 ....................................................     3,000,000      3,031,950
    Louisiana State Offshore Term Authority Deepwater Port Revenue, Loop LLC Project, Refunding,
       5.00%, 10/01/20 ...............................................................................     5,000,000      4,888,150


                               Annual Report | 111

Franklin Tax-Free Trust

                                                                                                          PRINCIPAL
 FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                                                    AMOUNT         VALUE
 ---------------------------------------                                                                 -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    LOUISIANA (CONTINUED)
    Louisiana State University and Agricultural and Mechanical College Board Revenue,
          AMBAC Insured, 5.00%, 7/01/22 ..............................................................   $ 5,000,000   $  5,200,200
          Auxiliary, FGIC Insured, 5.00%, 7/01/31 ....................................................     3,000,000      2,714,880
          Auxiliary, Series B, AMBAC Insured, 5.00%, 7/01/27 .........................................     1,500,000      1,456,095
    Monroe Sales Tax Increment Revenue, Economic Development Project, Garret Road, Refunding,
       Assured Guaranty,
          5.375%, 3/01/24 ............................................................................     1,035,000      1,088,582
          5.50%, 3/01/25 .............................................................................     2,145,000      2,256,154
    New Orleans Aviation Board Revenue, Restructuring GARBS, Refunding, Series A-1, Assured
       Guaranty, 6.00%, 1/01/23 ......................................................................     2,000,000      2,035,440
    New Orleans GO,
          Drain Systems, AMBAC Insured, 5.00%, 12/01/18 ..............................................     1,000,000        922,770
          Public Improvement, AMBAC Insured, 5.25%, 12/01/29 .........................................     1,485,000      1,238,119
          Public Improvement, FGIC Insured, 5.25%, 12/01/21 ..........................................     1,295,000      1,149,882
          Public Improvement, FGIC Insured, 5.125%, 12/01/26 .........................................     2,000,000      1,690,360
          Radian Insured, 5.125%, 12/01/30 ...........................................................    10,055,000      8,116,999
          Refunding, MBIA Insured, 5.125%, 9/01/21 ...................................................     2,000,000      1,821,440
    Orleans Levee District Revenue, Levee Improvement, Refunding, FSA Insured, 5.95%,
       11/01/14 ......................................................................................       470,000        470,179
    Orleans Parish Parishwide School District GO, Refunding, Series B, FGIC Insured, 5.50%,
       9/01/20 .......................................................................................     1,000,000        996,960
    Orleans Parish School Board GO, Series 95, FGIC Insured, 5.375%, 9/01/18 .........................     1,950,000      1,943,974
    Ouachita Parish Hospital Service District No. 1 Revenue, Glenwood Regional Medical Center,
       FSA Insured, Pre-Refunded, 5.75%, 5/15/21 .....................................................     2,500,000      2,654,275
    Ouachita Parish West Ouachita Parish School District Sales and Use Tax Revenue, FGIC Insured,
       Pre-Refunded, 5.75%, 9/01/24 ..................................................................     1,410,000      1,536,251
    Port New Orleans Board of Commissioners Port Facility Revenue, Refunding, Assured Guaranty,
       5.125%, 4/01/38 ...............................................................................     5,000,000      4,600,450
    Rapides Parish Housing and Mortgage Finance Authority Revenue, SFM Purchase, FHA Insured,
       ETM, 7.25%, 8/01/10 ...........................................................................       300,000        313,434
    Shreveport Certificates of Indebtedness Revenue, Refunding, Series A, AMBAC Insured, 5.00%,
       10/01/16 ......................................................................................     1,000,000      1,031,770
    St. Bernard Home Mortgage Authority Revenue, SF, Series A, FGIC Insured, ETM, 7.50%,
       9/01/10 .......................................................................................       435,000        476,621
    St. Charles Parish Consolidated Waterworks and Wastewater District No. 1 Revenue, Series A,
       AMBAC Insured, 5.00%, 7/01/31 .................................................................     6,485,000      6,322,745
    St. John the Baptist Parish EDR, USX Corp. Project, Refunding, 5.35%, 12/01/13 ...................     2,500,000      2,491,525
    St. John the Baptist Parish Revenue, Marathon Oil Corp. Project, Series A, 5.125%, 6/01/37 .......     4,000,000      2,931,480
    St. Tammany's Public Trust Financing Authority SFMR, Series A, ETM, 7.20%,
          7/01/10 ....................................................................................        30,000         30,927
          7/01/11 ....................................................................................        50,000         56,857
    Terrebonne Parish Hospital Service District No. 1 Hospital Revenue, Terrebonne General Medical
       Center Project, Refunding, AMBAC Insured, 5.50%, 4/01/33 ......................................     2,155,000      2,063,499
    University of Louisiana System Board of Supervisors Lease Revenue,
          Lafayette Cajundome Convention Center Project, MBIA Insured, Pre-Refunded, 6.25%,
             9/01/29 .................................................................................     1,200,000      1,257,972
          Northwestern State University Wellness, AMBAC Insured, 5.10%, 4/01/24 ......................     1,000,000        910,140
                                                                                                                       ------------
                                                                                                                        276,100,747
                                                                                                                       ------------


                               112 | Annual Report

Franklin Tax-Free Trust

                                                                                                          PRINCIPAL
FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                                                     AMOUNT         VALUE
---------------------------------------                                                                  -----------   ------------
MUNICIPAL BONDS (CONTINUED)
U.S. TERRITORIES 7.0%
PUERTO RICO 6.2%
Puerto Rico Commonwealth GO, Public Improvement,
      MBIA Insured, Pre-Refunded, 5.75%, 7/01/26 .....................................................   $ 4,400,000   $  4,649,084
      Series A, 5.00%, 7/01/33 .......................................................................       615,000        479,700
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
   Refunding, Series L, MBIA Insured, 5.25%, 7/01/35 .................................................    10,000,000      8,370,200
Puerto Rico Electric Power Authority Power Revenue, Series WW, 5.25%, 7/01/33 ........................     6,450,000      5,571,446
                                                                                                                       ------------
                                                                                                                         19,070,430
                                                                                                                       ------------
VIRGIN ISLANDS 0.8%
Virgin Islands PFAR, Virgin Islands Matching Fund Loan Notes, senior lien, Refunding, Series A,
   5.50%, 10/01/18 ...................................................................................     3,000,000      2,641,080
                                                                                                                       ------------
TOTAL U.S. TERRITORIES ...............................................................................                   21,711,510
                                                                                                                       ------------
TOTAL INVESTMENTS (COST $318,219,449) 96.5% ..........................................................                  297,812,257
OTHER ASSETS, LESS LIABILITIES 3.5% ..................................................................                   10,738,909
                                                                                                                       ------------
NET ASSETS 100.0% ....................................................................................                 $308,551,166
                                                                                                                       ============

See Abbreviations on page 170.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 113

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN MARYLAND TAX-FREE INCOME FUND


                                                                   YEAR ENDED FEBRUARY 28,
                                                       ----------------------------------------------------
CLASS A                                                  2009      2008(a)     2007       2006       2005
-------                                                --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $  10.81     $11.84   $  11.77   $  11.80   $  11.93
                                                       --------   --------   --------   --------   --------
Income from investment operations(b):
   Net investment income(c) ........................       0.49       0.48       0.49       0.51       0.51
   Net realized and unrealized gains (losses) ......      (0.47)     (1.03)      0.08      (0.03)     (0.13)
                                                       --------   --------   --------   --------   --------
Total from investment operations ...................       0.02      (0.55)      0.57       0.48       0.38
                                                       --------   --------   --------   --------   --------
Less distributions from net investment income ......      (0.48)     (0.48)     (0.50)     (0.51)     (0.51)
                                                       --------   --------   --------   --------   --------
Redemption fees(d, e) ..............................         --         --         --         --         --
                                                       --------   --------   --------   --------   --------
Net asset value, end of year .......................   $  10.35     $10.81   $  11.84   $  11.77   $  11.80
                                                       ========   ========   ========   ========   ========
Total return(f) ....................................       0.20%     (4.80)%     4.96%      4.11%      3.34%
RATIOS TO AVERAGE NET ASSETS
Expenses ...........................................       0.67%      0.67%      0.68%      0.69%      0.70%
Net investment income ..............................       4.56%      4.18%      4.21%      4.29%      4.40%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $426,218   $417,427   $410,890   $369,205   $332,943
Portfolio turnover rate ............................       8.94%     10.28%      7.84%      8.00%     12.03%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                              114 | Annual Report

Franklin Tax-Free Trust

FRANKLIN MARYLAND TAX-FREE INCOME FUND

                                                                  YEAR ENDED FEBRUARY 28,
                                                       ------------------------------------------------
CLASS C                                                  2009     2008(a)     2007      2006     2005
-------                                                --------   -------   -------   -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $  10.95   $ 11.99   $ 11.91   $ 11.93   $ 12.05
                                                       --------   -------   -------   -------   -------
Income from investment operations(b):
   Net investment income(c) ........................       0.44      0.43      0.43      0.45      0.46
   Net realized and unrealized gains (losses) ......      (0.47)    (1.05)     0.08     (0.03)    (0.13)
                                                       --------   -------   -------   -------   -------
Total from investment operations ...................      (0.03)    (0.62)     0.51      0.42      0.33
                                                       --------   -------   -------   -------   -------
Less distributions from net investment income ......      (0.42)    (0.42)    (0.43)    (0.44)    (0.45)
                                                       --------   -------   -------   -------   -------
Redemption fees(d, e) ..............................         --        --        --        --        --
                                                       --------   -------   -------   -------   -------
Net asset value, end of year .......................   $  10.50   $ 10.95   $ 11.99   $ 11.91   $ 11.93
                                                       ========   =======   =======   =======   =======
Total return(f) ....................................      (0.26)%   (5.35)%    4.42%     3.57%     2.73%
RATIOS TO AVERAGE NET ASSETS
Expenses ...........................................       1.22%     1.22%     1.23%     1.24%     1.25%
Net investment income ..............................       4.01%     3.63%     3.66%     3.74%     3.85%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $101,328   $82,927   $71,937   $59,915   $48,997
Portfolio turnover rate ............................       8.94%    10.28%     7.84%     8.00%    12.03%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 115

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2009

                                                                                                           PRINCIPAL
FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                                       AMOUNT        VALUE
--------------------------------------                                                                    -----------   -----------
    MUNICIPAL BONDS 96.7%
    MARYLAND 77.6%
    Anne Arundel County GO, Refunding, 4.625%, 3/01/32 ................................................   $ 2,000,000   $ 1,981,820
    Baltimore Convention Center Hotel Revenue, Senior Series A, XLCA Insured, 5.25%, 9/01/39 ..........    25,095,000    15,096,148
    Baltimore County Metropolitan 68th District GO, Refunding, 5.00%, 8/01/32 .........................     1,000,000     1,007,430
    Baltimore GO, Consolidated Public Improvement, Series A, FSA Insured, Pre-Refunded, 5.25%,
       10/15/17 .......................................................................................     3,300,000     3,462,360
    Baltimore Port Facilities Revenue, Consolidated Coal Sales, Refunding, Series A, 6.50%,
       10/01/11 .......................................................................................     1,850,000     1,916,952
    Baltimore Project Revenue,
          sub. bond, Water Projects, Series A, FSA Insured, 5.00%, 7/01/38 ............................     6,150,000     6,163,222
          Wastewater Projects, FSA Insured, 5.00%, 7/01/37 ............................................     6,500,000     6,470,295
          Wastewater Projects, Series A, FSA Insured, 5.00%, 7/01/33 ..................................     5,355,000     5,378,401
          Wastewater Projects, Series A, FSA Insured, 5.00%, 7/01/38 ..................................     5,000,000     5,010,750
          Wastewater Projects, Series B, FGIC Insured, Pre-Refunded, 5.00%, 7/01/28 ...................     4,000,000     4,077,400
          Wastewater Projects, Series C, AMBAC Insured, 5.00%, 7/01/31 ................................     2,855,000     2,798,357
          Wastewater Projects, Series D, AMBAC Insured, 5.00%, 7/01/32 ................................     2,120,000     2,051,800
          Water Projects, Refunding, Series A, FGIC Insured, 5.125%, 7/01/42 ..........................    11,740,000    11,455,188
          Water Projects, Series C, AMBAC Insured, 5.00%, 7/01/32 .....................................     5,000,000     4,839,150
    Baltimore Revenue,
          Wastewater Project, Series A, FGIC Insured, Pre-Refunded, 5.80%, 7/01/15 ....................     5,000,000     5,084,750
          Water Projects, Series A, FSA Insured, Pre-Refunded, 5.75%, 7/01/30 .........................    10,000,000    10,641,400
    Carroll County Revenue, Fairhaven and Copper Ridge, Refunding, Series A, Radian Insured,
          5.375%, 1/01/16 .............................................................................     2,000,000     1,886,040
          5.50%, 1/01/19 ..............................................................................     1,000,000       904,040
          5.625%, 1/01/25 .............................................................................     2,000,000     1,472,380
    Frederick County Educational Facilities Revenue, Mount St. Mary University, Refunding,
       5.625%, 9/01/38 ................................................................................     5,000,000     3,345,800
    Harford County GO, Consolidated Public Improvement, 4.45%, 1/15/17 ................................     1,125,000     1,169,134
    Maryland Environmental Services COP, Water and Waste Facilities, Series A, 6.70%, 6/01/11 .........     1,210,000     1,210,762
    Maryland State Community Development Administration Department of Housing and CDR,
          Housing, Refunding, Series A, 6.00%, 7/01/32 ................................................     4,000,000     3,974,760
          Residential, Series C, 5.375%, 9/01/39 ......................................................    10,000,000     9,977,600
          Residential, Series C, 5.65%, 9/01/48 .......................................................     8,000,000     8,064,240
          Residential, Series D, 5.25%, 9/01/29 .......................................................     3,135,000     2,889,185
          SF Program, Second Series, 5.00%, 4/01/17 ...................................................       310,000       310,000
    Maryland State EDC Student Housing Revenue,
          University of Maryland Baltimore County Project, Refunding, XLCA Insured, 5.00%, 7/01/30 ....     3,245,000     1,939,829
          University of Maryland Baltimore County Project, Refunding, XLCA Insured, 5.00%, 7/01/35 ....     3,675,000     2,084,974
          University of Maryland College Park Projects, Refunding, CIFG Insured, 5.00%, 6/01/25 .......     2,500,000     1,878,725
          University of Maryland College Park Projects, Refunding, CIFG Insured, 5.00%, 6/01/28 .......     2,000,000     1,439,200
          University of Maryland College Park Projects, Refunding, CIFG Insured, 5.00%, 6/01/33 .......     9,370,000     6,382,750
    Maryland State EDC Utility Infrastructure Revenue, University College Park Project, AMBAC
       Insured, 5.00%, 7/01/19 ........................................................................     1,675,000     1,726,389
    Maryland State Health and Higher Educational Facilities Authority Revenue,
          Anne Arundel Health System, Series A, 6.75%, 7/01/29 ........................................     2,000,000     2,062,740
          Anne Arundel Health System, Series A, 6.75%, 7/01/39 ........................................     2,000,000     2,032,420
          Anne Arundel Health System, Series A, Pre-Refunded, 5.125%, 7/01/34 .........................     2,500,000     2,817,225
          Anne Arundel Medical Center, FSA Insured, 5.125%, 7/01/33 ...................................     8,365,000     7,725,161
          Carroll County General Hospital, 6.00%, 7/01/26 .............................................     2,000,000     1,984,920


                              116 | Annual Report

Franklin Tax-Free Trust

                                                                                                          PRINCIPAL
FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                                      AMOUNT         VALUE
--------------------------------------                                                                   -----------   ------------
   MUNICIPAL BONDS (CONTINUED)
   MARYLAND (CONTINUED)
   Maryland State Health and Higher Educational Facilities Authority Revenue, (continued)
         Carroll County General Hospital, 5.80%, 7/01/32 .............................................   $ 5,000,000   $  4,543,200
         Carroll Hospital Center, 5.00%, 7/01/40 .....................................................     6,790,000      5,094,605
         Catholic Health Initiatives, Series A, 6.00%, 12/01/20 ......................................       715,000        735,571
         Catholic Health Initiatives, Series A, ETM, 6.00%, 12/01/20 .................................     2,205,000      2,335,183
         Catholic Health Initiatives, Series A, ETM, 6.00%, 12/01/24 .................................     2,025,000      2,142,754
         Charity Obligation Group, Series A, Pre-Refunded, 5.00%, 11/01/19 ...........................     1,515,000      1,540,982
         Charity Obligation Group, Series A, Pre-Refunded, 5.00%, 11/01/29 ...........................     2,250,000      2,288,587
         Edenwald, Series A, 5.40%, 1/01/31 ..........................................................     1,000,000        682,600
         Helix Health Issue, AMBAC Insured, ETM, 5.00%, 7/01/27 ......................................    11,000,000     11,722,920
         Johns Hopkins Medical Institutions, Series A, 5.00%, 5/15/37 ................................     9,395,000      8,130,527
         LifeBridge Health, Refunding, Assured Guaranty, 5.00%, 7/01/34 ..............................    10,945,000      9,917,921
         Loyola College, Series A, 5.00%, 10/01/40 ...................................................     8,525,000      7,059,979
         Maryland Institute College of Art, 5.00%, 6/01/35 ...........................................     2,000,000      1,356,800
         Maryland Institute College of Art, 5.00%, 6/01/36 ...........................................     5,000,000      3,365,900
         Maryland Institute College of Art, 5.00%, 6/01/40 ...........................................     6,000,000      3,953,040
         Maryland Institute College of Art, Pre-Refunded, 5.625%, 6/01/36 ............................     3,600,000      3,901,104
         Mercy Medical Center, Refunding, 5.625%, 7/01/31 ............................................     5,500,000      4,365,130
         Mercy Medical Center, Series A, 5.00%, 7/01/37 ..............................................    10,000,000      7,568,600
         North Arundel Hospital, Pre-Refunded, 6.50%, 7/01/26 ........................................     1,000,000      1,079,700
         North Arundel Hospital, Pre-Refunded, 6.50%, 7/01/31 ........................................     1,320,000      1,425,204
         Parking, Johns Hopkins Medical Institutions, AMBAC Insured, 5.00%, 7/01/27 ..................       655,000        552,427
         Parking, Johns Hopkins Medical Institutions, AMBAC Insured, 5.00%, 7/01/34 ..................     5,000,000      4,069,000
         Parking, Johns Hopkins Medical Institutions, Refunding, Series B, AMBAC Insured, 5.00%,
            7/01/38 ..................................................................................     6,200,000      6,115,060
         Peninsula Regional Medical Center, 5.00%, 7/01/36 ...........................................     6,625,000      5,351,940
         Roland Park Place Project, Refunding, 5.625%, 7/01/18 .......................................     2,500,000      2,195,375
         Roland Park Place Project, Refunding, 5.625%, 7/01/24 .......................................     2,680,000      2,121,166
         The Johns Hopkins University Issue, Pre-Refunded, 6.00%, 7/01/39 ............................     5,000,000      5,138,750
         The Johns Hopkins University Issue, Series A, 5.00%, 7/01/32 ................................    29,000,000     29,103,530
         The Johns Hopkins University Issue, Series A, 5.00%, 7/01/38 ................................     5,805,000      5,823,402
         Union Hospital Cecil County Issue, 5.00%, 7/01/35 ...........................................     3,015,000      2,375,187
         University of Maryland Medical System, Pre-Refunded, 6.75%, 7/01/30 .........................    11,000,000     11,912,780
         University of Maryland Medical System, Refunding, AMBAC Insured, 5.25%, 7/01/28 .............    15,000,000     14,349,600
         University of Maryland Medical System, Series A, 5.00%, 7/01/41 .............................     2,500,000      1,976,675
         Washington County Hospital, 5.75%, 1/01/38 ..................................................     2,500,000      1,872,075
         Western Maryland Health, Refunding, Series A, MBIA Insured, 4.75%, 7/01/36 ..................    17,680,000     13,646,485
   Maryland State Transportation Authority Lease Revenue, Metrorail Parking Project, AMBAC
      Insured, 5.00%, 7/01/28 ........................................................................     3,975,000      4,020,991
   Maryland State Transportation Authority Parking Revenue, AMBAC Insured, 5.00%, 3/01/27 ............     8,000,000      8,024,480
   Maryland State Transportation Authority Transportation Facility Projects Revenue, FSA Insured,
      5.00%,
         7/01/27 .....................................................................................     5,890,000      6,005,326
         7/01/31 .....................................................................................     7,455,000      7,509,869
         7/01/32 .....................................................................................     7,165,000      7,204,407
         7/01/34 .....................................................................................     7,500,000      7,541,250
   Morgan State University Maryland and Auxiliary Facilities Fees Revenue, Series A, FGIC Insured,
      5.00%, 7/01/32 .................................................................................     6,450,000      6,250,953
   Prince George's County GO, Consolidated Public Improvement, 4.40%, 9/15/22 ........................    10,000,000     10,236,500


                               Annual Report | 117

Franklin Tax-Free Trust

                                                                                                          PRINCIPAL
FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                                      AMOUNT         VALUE
--------------------------------------                                                                   -----------   ------------
   MUNICIPAL BONDS (CONTINUED)
   MARYLAND (CONTINUED)
   Prince George's County IDA Lease Revenue, Upper Marlboro Justice, Series B, MBIA Insured,
      4.75%, 6/30/30 .................................................................................   $ 4,000,000   $  3,900,240
   St. Mary's College Revenue, Academic Fees and Auxiliary Fees Project, Series A, AMBAC
      Insured, Pre-Refunded, 5.55%, 9/01/30 ..........................................................     2,000,000      2,118,240
   Westminster Education Facilities Revenue, McDaniel College Inc., Pre-Refunded, 5.50%,
         4/01/27 .....................................................................................       425,000        482,524
         4/01/32 .....................................................................................     1,500,000      1,703,025
                                                                                                                       ------------
                                                                                                                        409,525,261
                                                                                                                       ------------
   U.S. TERRITORIES 19.1%
   PUERTO RICO 17.8%
   Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
      6.00%, 7/01/38 .................................................................................     2,100,000      1,912,974
   Puerto Rico Commonwealth GO, Public Improvement,
         FSA Insured, Pre-Refunded, 5.25%, 7/01/27 ...................................................     1,520,000      1,662,546
         FSA Insured, Pre-Refunded, 5.125%, 7/01/30 ..................................................     4,360,000      4,756,411
         Refunding, FSA Insured, 5.25%, 7/01/27 ......................................................     1,015,000      1,012,554
         Refunding, FSA Insured, 5.125%, 7/01/30 .....................................................     2,870,000      2,752,990
         Refunding, Series A, FGIC Insured, 5.50%, 7/01/21 ...........................................    10,000,000      9,312,800
         Refunding, Series A, FGIC Insured, 5.50%, 7/01/22 ...........................................     5,000,000      4,627,450
         Series A, 5.00%, 7/01/27 ....................................................................     6,250,000      5,216,625
   Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
         Refunding, Series N, Assured Guaranty, 5.25%, 7/01/36 .......................................     5,000,000      4,872,200
         Refunding, Series N, FGIC Insured, 5.25%, 7/01/39 ...........................................     5,000,000      4,114,950
         Series D, Pre-Refunded, 5.25%, 7/01/38 ......................................................     5,000,000      5,521,800
         Series G, 5.00%, 7/01/33 ....................................................................     2,170,000      1,717,360
   Puerto Rico Convention Center District Authority Hotel Occupancy Tax Revenue, Series A,
         AMBAC Insured, 5.00%, 7/01/31 ...............................................................     5,000,000      4,058,150
         FGIC Insured, 5.00%, 7/01/24 ................................................................     5,000,000      4,389,750
   Puerto Rico Electric Power Authority Power Revenue,
         Refunding, Series SS, FSA Insured, 5.00%, 7/01/30 ...........................................    10,000,000      9,743,400
         Series HH, FSA Insured, Pre-Refunded, 5.25%, 7/01/29 ........................................    10,780,000     11,514,549
         Series II, Pre-Refunded, 5.25%, 7/01/31 .....................................................     3,000,000      3,377,400
   Puerto Rico HFAR, Subordinated, Capital Fund Modernization, 5.125%, 12/01/27 ......................     4,250,000      4,296,792
   Puerto Rico PBA Guaranteed Revenue, Government Facilities,
         Refunding, Series D, 5.25%, 7/01/36 .........................................................       520,000        425,885
         Refunding, Series N, 5.00%, 7/01/32 .........................................................     5,000,000      4,006,400
         Series D, Pre-Refunded, 5.25%, 7/01/36 ......................................................     1,480,000      1,626,920
   University of Puerto Rico Revenues, University System, Refunding, Series P, 5.00%, 6/01/30 ........     4,000,000      3,048,000
                                                                                                                       ------------
                                                                                                                         93,967,906
                                                                                                                       ------------


                               118 | Annual Report

Franklin Tax-Free Trust

                                                                                                          PRINCIPAL
FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                                      AMOUNT         VALUE
--------------------------------------                                                                   -----------   ------------
   MUNICIPAL BONDS (CONTINUED)
   U.S. TERRITORIES (CONTINUED)
   VIRGIN ISLANDS 1.3%
   Virgin Islands PFAR,
         Gross Receipts Taxes Loan Note, Refunding, Series A, FSA Insured, 5.00%, 10/01/22 ...........   $ 2,000,000   $  1,965,140
         Virgin Islands Matching Fund Loan Notes, senior lien, Refunding, Series A, 5.50%,
            10/01/14 .................................................................................     3,300,000      3,210,768
         Virgin Islands Matching Fund Loan Notes, senior lien, Refunding, Series A, 5.50%,
            10/01/18 .................................................................................     1,700,000      1,496,612
                                                                                                                       ------------
                                                                                                                          6,672,520
                                                                                                                       ------------
   TOTAL U.S. TERRITORIES ............................................................................                  100,640,426
                                                                                                                       ------------
   TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS (COST $559,166,769) ...........................                  510,165,687
                                                                                                                       ------------
   SHORT TERM INVESTMENTS 1.9%
   MUNICIPAL BONDS 1.9%
   MARYLAND 1.9%
(a) Maryland State EDC, EDR, U.S. Pharmacopeial, Refunding, Series A, Daily VRDN and Put,
    0.60%, 7/01/38 ...................................................................................     5,765,000      5,765,000
(a) Maryland State Health and Higher Educational Facilities Authority Revenue, Upper Chesapeake
    Hospital, Refunding, Series A, Daily VRDN and Put, 0.60%, 1/01/43 ................................     4,025,000      4,025,000
                                                                                                                       ------------
    TOTAL SHORT TERM INVESTMENTS (COST $9,790,000) ...................................................                    9,790,000
                                                                                                                       ------------
    TOTAL INVESTMENTS (COST $568,956,769) 98.6% ......................................................                  519,955,687
    OTHER ASSETS, LESS LIABILITIES 1.4% ..............................................................                    7,589,471
                                                                                                                       ------------
    NET ASSETS 100.0% ................................................................................                 $527,545,158
                                                                                                                       ============

See Abbreviations on page 170.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 119

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN MISSOURI TAX-FREE INCOME FUND

                                                                      YEAR ENDED FEBRUARY 28,
                                                       ----------------------------------------------------
CLASS A                                                  2009      2008(a)     2007       2006       2005
-------                                                --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $  11.52   $  12.37   $  12.31   $  12.32   $  12.44
                                                       --------   --------   --------   --------   --------
Income from investment operations(b):
   Net investment income(c) ........................       0.52       0.51       0.52       0.53       0.54
   Net realized and unrealized gains (losses) ......      (0.25)     (0.85)      0.06      (0.01)     (0.12)
                                                       --------   --------   --------   --------   --------
Total from investment operations ...................       0.27      (0.34)      0.58       0.52       0.42
                                                       --------   --------   --------   --------   --------
Less distributions from net investment income ......      (0.51)     (0.51)     (0.52)     (0.53)     (0.54)
                                                       --------   --------   --------   --------   --------
Redemption fees(d,e) ...............................         --         --         --         --         --
                                                       --------   --------   --------   --------   --------
Net asset value, end of year .......................   $  11.28   $  11.52   $  12.37   $  12.31   $  12.32
                                                       ========   ========   ========   ========   ========
Total return(f) ....................................       2.39%     (2.86)%     4.85%      4.33%      3.49%
RATIOS TO AVERAGE NET ASSETS
Expenses ...........................................       0.65%      0.66%      0.66%      0.66%      0.67%
Net investment income ..............................       4.50%      4.24%      4.25%      4.31%      4.44%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $691,272   $622,913   $613,125   $562,235   $516,312
Portfolio turnover rate ............................      12.44%     16.11%     19.77%     15.32%     17.93%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               120 | Annual Report

Franklin Tax-Free Trust

FRANKLIN MISSOURI TAX-FREE INCOME FUND

                                                                    YEAR ENDED FEBRUARY 28,
                                                       ------------------------------------------------
CLASS C                                                  2009    2008(a)     2007      2006       2005
-------                                                -------   -------   -------   -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $ 11.60   $ 12.45   $ 12.39   $ 12.39    $ 12.50
                                                       -------   -------   -------   -------    -------
Income from investment operations(b):
   Net investment income(c) ........................      0.46      0.45      0.45      0.47       0.48
   Net realized and unrealized gains (losses) ......     (0.26)    (0.86)     0.06        --(d)   (0.12)
                                                       -------   -------   -------   -------    -------
Total from investment operations ...................      0.20     (0.41)     0.51      0.47       0.36
                                                       -------   -------   -------   -------    -------
Less distributions from net investment income ......     (0.45)    (0.44)    (0.45)    (0.47)     (0.47)
                                                       -------   -------   -------   -------    -------
Redemption fees(d,e) ...............................        --        --        --        --         --
                                                       -------   -------   -------   -------    -------
Net asset value, end of year .......................   $ 11.35   $ 11.60   $ 12.45   $ 12.39    $ 12.39
                                                       =======   =======   =======   =======    =======
Total return(f) ....................................      1.81%    (3.45)%    4.25%     3.82%      2.98%
RATIOS TO AVERAGE NET ASSETS
Expenses ...........................................      1.20%     1.21%     1.21%     1.21%      1.22%
Net investment income ..............................      3.95%     3.69%     3.70%     3.76%      3.89%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $84,637   $71,563   $70,148   $68,807    $60,418
Portfolio turnover rate ............................     12.44%    16.11%    19.77%    15.32%     17.93%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 121

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2009

                                                                                                           PRINCIPAL
FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                                       AMOUNT        VALUE
--------------------------------------                                                                    -----------   -----------
    MUNICIPAL BONDS 97.3%
    MISSOURI 85.9%
    Bi-State Development Agency Missouri Illinois Metropolitan District Revenue, Metrolink Cross
       County Project, Series B, FSA Insured, 5.00%, 10/01/32 .........................................   $ 4,500,000   $ 4,178,834
    Boone County IDA Health Care Revenue, Retirement Center Project, GNMA Secured, 5.70%, 10/20/22 ....     1,515,000     1,552,330
    Cape Girardeau County IDA Health Care Facilities Revenue,
          Southeast Missouri Hospital Assn., 5.00%, 6/01/36 ...........................................     7,500,000     5,192,250
          St. Francis Medical Center, Series A, 5.50%, 6/01/27 ........................................     6,350,000     5,755,195
          St. Francis Medical Center, Series A, 5.50%, 6/01/32 ........................................     5,000,000     4,368,700
    Cape Girardeau County IDA Solid Waste Disposal Revenue, Procter and Gamble Paper Products,
       5.30%, 5/15/28 .................................................................................     6,875,000     6,744,581
    Columbia Special Obligation Electric Utility Improvement Revenue, Annual Appropriation
       Obligation, Series A, 5.75%, 10/01/33 ..........................................................    10,290,000    10,662,704
    Curators of the University of Missouri System Facilities Revenue,
          Series A, 5.00%, 11/01/33 ...................................................................     5,000,000     4,950,700
          Series A, 5.00%, 11/01/35 ...................................................................    20,000,000    19,680,200
          System Facilities, Refunding, Series A, 5.00%, 11/01/25 .....................................     5,750,000     5,920,142
    Dunklin County COP, FGIC Insured, 5.00%, 12/01/24 .................................................     1,000,000     1,045,050
    Florissant COP, FGIC Insured, 5.00%, 8/01/22 ......................................................     1,285,000     1,312,370
    Grandview COP, FGIC Insured, 5.00%, 1/01/23 .......................................................     2,410,000     2,415,639
    Gravois Bluffs Transportation Development District Transportation Sales Tax Revenue, Refunding,
       4.75%, 5/01/32 .................................................................................     5,000,000     3,145,050
    Hannibal IDA Health Facilities Revenue, Refunding, 5.00%, 3/01/22 .................................     1,000,000       798,280
    Hickory County School District R-1 Skyline GO, Direct Deposit Program,
          6.05%, 3/01/20 ..............................................................................       800,000       831,336
          Refunding, 6.05%, 3/01/20 ...................................................................       300,000       308,073
    Howard Bend Levee District Special Tax, Pre-Refunded, 5.85%, 3/01/19 ..............................     3,000,000     3,030,000
    Jackson County Consolidated School District No. 2 GO, Direct Deposit Program, 5.20%,
       3/01/20 ........................................................................................     2,000,000     2,130,820
    Jackson County Reorganized School District No. 7 Lee's Summit GO, Direct Deposit Program,
       Refunding and Improvement, FSA Insured, 5.00%, 3/01/21 .........................................     5,700,000     6,192,423
    Jackson County Special Obligation Revenue,
          Harry S. Truman Sports Complex, AMBAC Insured, 5.00%, 12/01/28 ..............................     2,500,000     2,450,600
          Harry S. Truman Sports Complex, AMBAC Insured, 5.00%, 12/01/29 ..............................    26,925,000    26,853,918
          MBIA Insured, 5.00%, 12/01/27 ...............................................................     3,105,000     3,136,392
    Jasper County Reorganized School District No. R-7 GO, Direct Deposit Program, 6.00%, 3/01/20 ......     1,025,000     1,064,647
    Jefferson County Conservation Public Water Supply District No. C-1 Waterworks Revenue,
       AMBAC Insured, 5.00%, 12/01/26 .................................................................     4,500,000     4,525,740
    Jefferson County Consolidated School District No. 006 Lease Participation COP, FSA Insured,
       5.00%, 3/01/25 .................................................................................     1,050,000     1,085,658
    Joplin IDA Health Facilities Revenue, Freeman Health Systems Project,
          5.50%, 2/15/29 ..............................................................................     2,000,000     1,566,960
          5.75%, 2/15/35 ..............................................................................     2,500,000     1,953,600
    Kansas City IDAR, Kansas City Missouri IDA, AMBAC Insured,
          5.00%, 12/01/24 .............................................................................     4,470,000     4,513,806
          4.50%, 12/01/32 .............................................................................    10,000,000     8,517,700
          5.00%, 12/01/32 .............................................................................    15,000,000    13,926,150


                               122 | Annual Report

Franklin Tax-Free Trust

                                                                                                          PRINCIPAL
    FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                                  AMOUNT         VALUE
    --------------------------------------                                                               -----------   -------------
    MUNICIPAL BONDS (CONTINUED)
    MISSOURI (CONTINUED)
    Kansas City Special Obligation Revenue, Arena Project, Refunding and Improvement, Series C,
       5.125%, 4/01/38 ...............................................................................   $10,000,000   $  9,004,800
    Kansas City Special Obligation Tax Allocation, East Village Project, Series B, Assured Guaranty,
       5.00%, 4/15/31 ................................................................................     4,760,000      4,647,712
    Kansas City Tax Increment Financing Commerce Tax Increment Revenue, Blue Parkway Town
       Center Project, MBIA Insured, 5.00%, 7/01/27 ..................................................     1,730,000      1,739,515
(a) Kansas City Water Revenue, Refunding and Improvement, Series A, 5.25%, 12/01/32 ..................    10,000,000     10,006,700
    Lake of the Ozarks Community Board Corp. Bridge System Revenue, Refunding, 5.25%,
          12/01/14 ...................................................................................       750,000        690,390
          12/01/26 ...................................................................................       800,000        607,544
    Lee's Summit IDAR, John Knox Village Project, Pre-Refunded, 5.70%, 8/15/22 .......................     1,500,000      1,720,200
    Lee's Summit Water and Sewer Revenue, Series A, AMBAC Insured, 5.00%, 7/01/22 ....................     1,995,000      2,045,793
    Lincoln University Auxiliary System Revenue, Assured Guaranty, 5.125%, 6/01/37 ...................     1,500,000      1,485,510
    Metropolitan St. Louis Sewer District Wastewater System Revenue,
          Series A, 5.75%, 5/01/38 ...................................................................     2,000,000      2,100,700
          Series A, MBIA Insured, 5.00%, 5/01/34 .....................................................    24,730,000     24,658,036
          Series C, MBIA Insured, 5.00%, 5/01/36 .....................................................    22,740,000     22,638,125
    Missouri Development Finance Board Cultural Facilities Revenue,
          Nelson Gallery Foundation, Series A, MBIA Insured, 5.00%, 12/01/30 .........................     9,500,000      9,547,595
          Series B, 5.00%, 6/01/37 ...................................................................    22,435,000     22,538,650
    Missouri Joint Municipal Electric Utility Commission Power Project Revenue,
          Plum Point Project, MBIA Insured, 5.00%, 1/01/28 ...........................................     5,235,000      4,438,809
          Plum Point Project, MBIA Insured, 5.00%, 1/01/34 ...........................................    34,945,000     28,537,834
          Series A, AMBAC Insured, 5.00%, 1/01/32 ....................................................    10,000,000      8,901,000
    Missouri Southern State College Revenue, Auxiliary Enterprise System, MBIA Insured, 5.50%,
       4/01/23 .......................................................................................     1,200,000      1,249,548
    Missouri State Board of Public Buildings State Office Building, Special Obligation, Series A,
       5.125%, 5/01/26 ...............................................................................     3,960,000      4,009,302
    Missouri State Development Finance Board Infrastructure Facilities Revenue, Midtown
       Redevelopment Project, Series A, MBIA Insured, Pre-Refunded, 5.75%, 4/01/22 ...................    10,000,000     10,554,300
    Missouri State Development Finance Board Recreation Facilities Revenue, YMCA Greater St.
       Louis Project, Series A, 5.40%, 9/01/18 .......................................................     7,420,000      7,473,276
    Missouri State Development Finance Board Solid Waste Disposal Revenue, Procter and Gamble
       Paper Product, 5.20%, 3/15/29 .................................................................     3,000,000      2,747,010
    Missouri State Environmental Improvement and Energy Resources Authority PCR, National
       Rural Assn., Electric Project, Series G-6, AMBAC Insured, 5.85%, 2/01/13 ......................     2,100,000      2,096,472
    Missouri State Environmental Improvement and Energy Resources Authority Water PCR, State
       Revolving Fund,
          Series A, 7.00%, 10/01/10 ..................................................................       270,000        270,122
          Series A, 6.55%, 7/01/14 ...................................................................       815,000        814,886
          Series A, 5.75%, 1/01/16 ...................................................................       150,000        149,919
          Series B, 7.125%, 12/01/10 .................................................................       120,000        120,097
          Series B, 5.80%, 1/01/15 ...................................................................       125,000        124,830
          Series B, 6.05%, 7/01/16 ...................................................................       485,000        484,442
          Series B, 7.20%, 7/01/16 ...................................................................       805,000        804,920
          Series B, 5.50%, 7/01/21 ...................................................................       710,000        731,115
          Series B, Pre-Refunded, 5.50%, 7/01/21 .....................................................       730,000        782,750


                              Annual Report | 123

Franklin Tax-Free Trust

                                                                                                          PRINCIPAL
    FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                                  AMOUNT         VALUE
    --------------------------------------                                                               -----------   -------------
    MUNICIPAL BONDS (CONTINUED)
    MISSOURI (CONTINUED)
    Missouri State Environmental Improvement and Energy Resources Authority Water Pollution
    Control and Drinking Water Revenue, State Revolving Funds Programs, Series A, 5.75%, 1/01/29 .....   $ 2,500,000   $  2,727,100
    Missouri State GO,
          State Water Pollution Control, Series A, 5.00%, 6/01/26 ....................................     3,785,000      3,840,791
          Stormwater Control, Series A, 5.00%, 6/01/26 ...............................................     1,895,000      1,922,932
    Missouri State HDC,
          MFHR, FHA Insured, 8.50%, 12/01/29 .........................................................        40,000         40,342
          SFMR, Series B, GNMA Secured, 6.45%, 9/01/27 ...............................................       170,000        170,175
    Missouri State Health and Educational Facilities Authority Educational Facilities Revenue,
          Maryville University of St. Louis Project, Pre-Refunded, 6.50%, 6/15/22 ....................     1,750,000      1,863,522
          Maryville University of St. Louis Project, Pre-Refunded, 6.75%, 6/15/30 ....................     4,500,000      4,806,135
          Washington University, Refunding, Series B, 5.00%, 3/01/30 .................................    14,000,000     14,089,460
          Washington University, Series A, 5.00%, 11/15/37 ...........................................     9,150,000      9,167,019
          Washington University, Series B, Pre-Refunded, 6.00%, 3/01/30 ..............................    13,550,000     14,404,192
          Webster University, MBIA Insured, 5.30%, 4/01/27 ...........................................     8,000,000      7,141,760
    Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
          Coxhealth, 5.50%, 11/15/39 .................................................................    10,000,000      8,943,100
          Freeman Health Systems Project, 5.25%, 2/15/28 .............................................     2,750,000      2,083,950
          Improvement, Jefferson Memorial Hospital, Refunding, Radian Insured, 5.00%, 8/15/21 ........     4,585,000      4,237,595
          Improvement, Jefferson Memorial Hospital, Refunding, Radian Insured, 5.25%, 8/15/28 ........     4,900,000      4,149,908
          Lake of the Ozarks General Hospital, 6.25%, 2/15/11 ........................................       180,000        180,749
          Lake of the Ozarks General Hospital, Refunding, 6.50%, 2/15/21 .............................       330,000        316,774
          Lake Regional Health Systems Project, 5.60%, 2/15/25 .......................................     1,250,000      1,053,700
          Lake Regional Health Systems Project, 5.70%, 2/15/34 .......................................     2,750,000      2,151,572
          St. Luke's Episcopal, 5.00%, 12/01/34 ......................................................     7,500,000      5,814,825
          St. Luke's Episcopal, Presbyterian Hospital, FSA Insured, 5.25%, 12/01/26 ..................     8,500,000      7,380,465
          St. Luke's Health System, Series B, 5.50%, 11/15/35 ........................................     6,725,000      6,696,419
    Missouri State Health and Educational Facilities Authority Revenue,
          Educational Facilities, Washington University, Series A, 5.00%, 2/15/33 ....................    15,125,000     15,194,424
          Senior Living Facilities, Lutheran Senior Services, Refunding, Series B, 5.125%, 2/01/22 ...     2,900,000      2,309,850
          Senior Living Facilities, Lutheran Senior Services, Refunding, Series B, 5.125%, 2/01/27 ...     2,700,000      1,971,729
          Senior Living Facilities, Lutheran Senior Services, Series A, 5.00%, 2/01/25 ...............     1,500,000      1,116,405
          Senior Living Facilities, Lutheran Senior Services, Series A, 5.375%, 2/01/35 ..............     4,655,000      3,235,877
          SSM Healthcare System, Series A, AMBAC Insured, Pre-Refunded, 5.25%, 6/01/28 ...............    16,385,000     17,816,394
          St. Luke's Health System, Series A, FSA Insured, 5.50%, 11/15/35 ...........................    10,000,000      9,957,500
          The Washington University, Series A, 5.375%, 3/15/39 .......................................    16,075,000     16,757,544
    Missouri State Highways and Transit Commission State Road Revenue, First Lien, Series B,
       5.00%, 5/01/24 ................................................................................    11,005,000     11,571,647
    Missouri State Housing Development Commission SFMR, Homeownership Loan Program,
          Series A-1, GNMA Secured, 4.75%, 9/01/32 ...................................................     2,390,000      1,955,426
          Series C-1, GNMA Secured, 5.90%, 9/01/25 ...................................................       945,000        938,536
          Series C-1, GNMA Secured, 5.95%, 3/01/28 ...................................................       675,000        677,187
    Monarch-Chesterfield Levee District Revenue, MBIA Insured, 5.75%, 3/01/19 ........................     1,920,000      1,987,162
    North Kansas City Hospital Revenue, North Kansas City Hospital, Series A, FSA Insured,
          5.00%, 11/15/20 ............................................................................     1,000,000      1,018,350
          5.00%, 11/15/21 ............................................................................     1,000,000      1,013,290
          5.00%, 11/15/22 ............................................................................     1,000,000      1,006,580


                              124 | Annual Report

Franklin Tax-Free Trust

                                                                                                          PRINCIPAL
    FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                                  AMOUNT         VALUE
    --------------------------------------                                                               -----------   -------------
    MUNICIPAL BONDS (CONTINUED)
    MISSOURI (CONTINUED)
    North Kansas City Hospital Revenue, North Kansas City Hospital, Series A, FSA Insured, (continued)
          5.00%, 11/15/28 ............................................................................   $ 1,965,000   $  1,836,017
          5.125%, 11/15/33 ...........................................................................     2,755,000      2,496,884
    Pettis County School District 200 Sedalia Lease COP, Missouri State Assn. of Rural Education,
       Assured Guaranty, 5.00%, 3/01/27 ..............................................................     6,690,000      6,800,117
    Pulaski County IDA, MFHR, St. Robert Project, Series A, GNMA Secured, 6.00%, 8/20/39 .............     1,600,000      1,606,096
    Riverside IDA, IDR, Riverside Horizons Project, Series A, ACA Insured, 5.00%,
          5/01/20 ....................................................................................     1,500,000      1,316,745
          5/01/27 ....................................................................................     2,000,000      1,582,320
    Riverside-Quindaro Bend Levee District of Platte County Levee Improvement Revenue, L-385
    Project, Refunding, Radian Insured, 5.00%, 3/01/27 ...............................................     5,000,000      3,777,650
    Springfield Missouri IDAR, Bethesda Living Centers, Refunding, Series A,
          5.625%, 8/15/18 ............................................................................     3,000,000      2,507,400
          5.70%, 8/15/28 .............................................................................     5,250,000      3,650,220
    Springfield Public Building Corp. Leasehold Revenue, Capital Improvement Program, AMBAC Insured,
       5.00%, 3/01/24 ................................................................................     2,600,000      2,679,794
          Springfield Branson Airport, Series A, AMBAC Insured, 5.00%, 7/01/36 .......................     5,000,000      4,603,650
          Springfield Recreational, Series B, AMBAC Insured, Pre-Refunded, 6.125%, 6/01/21 ...........     3,230,000      3,332,326
          Springfield Recreational, Series B, AMBAC Insured, Pre-Refunded, 6.15%, 6/01/25 ............     3,645,000      3,738,276
    Springfield Public Utility Revenue, FGIC Insured, 4.75%, 8/01/34 .................................     5,000,000      4,842,050
    Springfield School District No. R-12 GO, Missouri Direct Deposit Program, 5.85%, 3/01/20 .........     1,500,000      1,555,815
    St. Charles County Public Water Supply District No. 2, COP, Missouri Project, Series A, MBIA
       Insured, 5.25%, 12/01/28 ......................................................................     1,000,000        884,270
    St. Joseph IDA Special Obligation Revenue, Sewer System Improvements Project, 5.00%, 4/01/27 .....     1,330,000      1,280,910
    St. Louis Airport Revenue,
          Airport Development Program, Series A, MBIA Insured, Pre-Refunded, 5.25%, 7/01/31 ..........    18,835,000     20,533,164
          Lambert, Refunding, Series B, FSA Insured, 5.00%, 7/01/25 ..................................     9,420,000      8,328,222
          Lambert, St. Louis International Airport, Refunding, MBIA Insured, 5.50%, 7/01/29 ..........     8,320,000      7,527,187
    St. Louis County IDA, MFHR,
          Lucas Hunt Village Project, GNMA Secured, 5.20%, 9/20/31 ...................................     1,095,000      1,054,189
          South Summit Apartments, Refunding, Series A, GNMA Secured, 6.10%, 4/20/32 .................     1,250,000      1,250,612
    St. Louis County IDA Health Facilities Revenue, Mary Queen Healthcare, GNMA Secured,
       5.375%, 9/20/31 ...............................................................................     3,310,000      3,076,612
    St. Louis County IDAR, Bethesda Living Centers, Series B, 5.85%, 8/15/28 .........................     1,500,000      1,063,320
    St. Louis Municipal Finance Corp. Leasehold Revenue,
          Carnahan Courthouse, Series A, FGIC Insured, Pre-Refunded, 5.125%, 2/15/27 .................     4,750,000      5,231,555
          City Justice Center, Series A, AMBAC Insured, Pre-Refunded, 6.00%, 2/15/20 .................     1,000,000      1,060,180
    St. Louis Municipal Finance Corp. Recreation Sales Tax Leasehold Revenue, AMBAC Insured, 5.00%,
          2/15/32 ....................................................................................     8,075,000      6,748,439
          2/15/37 ....................................................................................     7,800,000      6,359,730
    Taney County IDA Hospital Revenue, The Skaggs Community Hospital Assn., Refunding,
          5.30%, 5/15/18 .............................................................................     3,000,000      2,610,090
          5.40%, 5/15/28 .............................................................................     1,500,000      1,156,815
    Taney County Reorganized School District GO, No. R-V Hollister, FSA Insured, Pre-Refunded,
       5.00%, 3/01/20 ................................................................................     1,300,000      1,459,536
    University of Missouri Revenues, System Facilities, Refunding, Series B, 5.00%, 11/01/27 .........     7,865,000      7,958,122


                               Annual Report | 125

Franklin Tax-Free Trust

                                                                                                          PRINCIPAL
FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                                      AMOUNT         VALUE
--------------------------------------                                                                   -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    MISSOURI (CONTINUED)
    West Plains IDA Hospital Revenue, Ozarks Medical Center, Refunding,
       5.50%, 11/15/12 ...............................................................................   $   810,000   $    768,155
       5.60%, 11/15/17 ...............................................................................     1,700,000      1,465,791
       5.65%, 11/15/22 ...............................................................................     1,500,000      1,196,895
                                                                                                                       ------------
                                                                                                                        666,581,290
                                                                                                                       ------------
    U.S. TERRITORIES 11.4%
    PUERTO RICO 10.8%
    Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Pre-Refunded, 6.00%,
       7/01/26 .......................................................................................     2,785,000      2,955,581
    Puerto Rico Commonwealth GO, Public Improvement, Series A,
       5.375%, 7/01/28 ...............................................................................     1,975,000      1,726,367
       5.125%, 7/01/31 ...............................................................................     5,000,000      4,065,050
       Pre-Refunded, 5.375%, 7/01/28 .................................................................     1,025,000      1,124,056
    Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue, Series Y,
       Pre-Refunded, 5.50%, 7/01/36 ..................................................................     9,500,000     11,417,575
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
       Refunding, Series N, FGIC Insured, 5.25%, 7/01/39 .............................................     4,970,000      4,090,260
       Series D, Pre-Refunded, 5.375%, 7/01/36 .......................................................     2,500,000      2,770,900
    Puerto Rico Electric Power Authority Power Revenue,
       Refunding, Series UU, FSA Insured, 5.00%, 7/01/24 .............................................    11,085,000     11,091,651
       Series II, Pre-Refunded, 5.25%, 7/01/31 .......................................................    10,000,000     11,258,000
    Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing
       Authority Industrial Revenue, Guaynabo Municipal Government, 5.625%, 7/01/22 ..................     2,500,000      2,396,900
    Puerto Rico PBA Guaranteed Revenue, Government Facilities,
       Refunding, Series D, 5.375%, 7/01/33 ..........................................................     2,150,000      1,817,288
       Series D, Pre-Refunded, 5.375%, 7/01/33 .......................................................     5,885,000      6,492,685
       Series I, 5.00%, 7/01/36 ......................................................................    14,450,000     11,363,914
       Series I, Pre-Refunded, 5.375%, 7/01/34 .......................................................    10,000,000     11,233,700
                                                                                                                       ------------
                                                                                                                         83,803,927
                                                                                                                       ------------
    VIRGIN ISLANDS 0.6%
    Virgin Islands PFAR, Virgin Islands Matching Fund Loan Notes, senior lien,
    Refunding, Series A,
       5.40%, 10/01/12 ...............................................................................     2,500,000      2,499,875
       5.50%, 10/01/22 ...............................................................................     2,500,000      2,071,075
                                                                                                                       ------------
                                                                                                                          4,570,950
                                                                                                                       ------------
    TOTAL U.S. TERRITORIES ...........................................................................                   88,374,877
                                                                                                                       ------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS (COST $788,800,899) ..........................                  754,956,167
                                                                                                                       ------------


                               126 | Annual Report

Franklin Tax-Free Trust

                                                                                                          PRINCIPAL
FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                                      AMOUNT         VALUE
--------------------------------------                                                                   -----------   ------------
    SHORT TERM INVESTMENTS 2.4%
    MUNICIPAL BONDS 2.4%
    MISSOURI 2.4%
(b) Missouri Development Finance Board Cultural Facilities Revenue, The Nelson Gallery Foundation,
       Refunding, Series A, Daily VRDN and Put, 0.65%, 12/01/37 ......................................   $ 6,600,000   $  6,600,000
(b) Missouri State Health and Educational Facilities Authority Educational Facilities Revenue,
       St. Louis University, Refunding, Series A-1, Daily VRDN and Put, 0.60%, 10/01/35 ..............       400,000        400,000
       Washington University, Series B, Daily VRDN and Put, 0.45%, 2/15/33 ...........................     5,100,000      5,100,000
(b) Missouri State Health and Educational Facilities Authority Health Facilities Revenue, Sisters
       Mercy Health, Refunding, Series A, Daily VRDN and Put, 0.65%, 6/01/16 .........................     6,150,000      6,150,000
                                                                                                                       ------------
    TOTAL SHORT TERM INVESTMENTS (COST $18,250,000) ..................................................                   18,250,000
                                                                                                                       ------------
    TOTAL INVESTMENTS (COST $807,050,899) 99.7% ......................................................                  773,206,167
    OTHER ASSETS, LESS LIABILITIES 0.3% ..............................................................                    2,702,199
                                                                                                                       ------------
    NET ASSETS 100.0% ................................................................................                 $775,908,366
                                                                                                                       ============

See Abbreviations on page 170.

(a)  Security purchased on a when-issued basis. See Note 1(b).

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 127

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

                                                                        YEAR ENDED FEBRUARY 28,
                                                         ----------------------------------------------------
CLASS A                                                    2009      2008(a)     2007       2006       2005
-------                                                  --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................   $  11.46   $  12.38   $  12.31   $  12.37   $  12.42
                                                         --------   --------   --------   --------   --------
Income from investment operations(b):
   Net investment income(c) ..........................       0.51       0.50       0.51       0.53       0.54
   Net realized and unrealized gains (losses) ........      (0.11)     (0.92)      0.08      (0.06)     (0.05)
                                                         --------   --------   --------   --------   --------
Total from investment operations .....................       0.40      (0.42)      0.59       0.47       0.49
                                                         --------   --------   --------   --------   --------
Less distributions from net investment income ........      (0.49)     (0.50)     (0.52)     (0.53)     (0.54)
                                                         --------   --------   --------   --------   --------
Redemption fees(d, e) ................................         --         --         --         --         --
                                                         --------   --------   --------   --------   --------
Net asset value, end of year .........................   $  11.37   $  11.46   $  12.38   $  12.31   $  12.37
                                                         ========   ========   ========   ========   ========
Total return(f) ......................................       3.60%     (3.55)%     4.89%      3.86%      4.11%
RATIOS TO AVERAGE NET ASSETS
Expenses .............................................       0.64%      0.65%      0.66%      0.66%      0.67%
Net investment income ................................       4.41%      4.11%      4.15%      4.27%      4.42%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................   $742,759   $673,785   $626,783   $509,309   $428,204
Portfolio turnover rate ..............................       7.09%     12.03%      9.79%      5.01%      8.15%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               128 | Annual Report

Franklin Tax-Free Trust

FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

                                                                       YEAR ENDED FEBRUARY 28,
                                                         --------------------------------------------------
CLASS C                                                    2009      2008(a)     2007       2006      2005
-------                                                  --------   --------   --------   -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................   $  11.58   $  12.51   $  12.44   $ 12.48   $ 12.54
                                                         --------   --------   --------   -------   -------
Income from investment operations(b):
   Net investment income(c) ..........................       0.45       0.44       0.45      0.46      0.47
   Net realized and unrealized gains (losses) ........      (0.11)     (0.94)      0.07     (0.04)    (0.06)
                                                         --------   --------   --------   -------   -------
Total from investment operations .....................       0.34      (0.50)      0.52      0.42      0.41
                                                         --------   --------   --------   -------   -------
Less distributions from net investment income ........      (0.43)     (0.43)     (0.45)    (0.46)    (0.47)
                                                         --------   --------   --------   -------   -------
Redemption fees(d, e) ................................         --         --         --        --        --
                                                         --------   --------   --------   -------   -------
Net asset value, end of year .........................   $  11.49   $  11.58   $  12.51   $ 12.44   $ 12.48
                                                         ========   ========   ========   =======   =======
Total return(f) ......................................       2.99%     (4.13)%     4.26%     3.42%     3.41%
RATIOS TO AVERAGE NET ASSETS
Expenses .............................................       1.19%      1.20%      1.21%     1.21%     1.22%
Net investment income ................................       3.86%      3.56%      3.60%     3.72%     3.87%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................   $151,193   $123,593   $117,566   $99,649   $83,343
Portfolio turnover rate ..............................       7.09%     12.03%      9.79%     5.01%     8.15%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 129

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2009

                                                                                                          PRINCIPAL
FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                                AMOUNT         VALUE
--------------------------------------------                                                             -----------   ------------
    MUNICIPAL BONDS 98.5%
    NORTH CAROLINA 85.8%
    Albemarle Hospital Authority Health Care Facilities Revenue, Refunding, 5.25%, 10/01/38 ..........   $ 7,600,000   $  5,380,040
    Appalachian State University Revenue, Refunding, MBIA Insured, 5.00%, 7/15/30 ....................     2,000,000      1,936,120
    Asheville Water System Revenue,
       FSA Insured, Pre-Refunded, 5.00%, 8/01/25 .....................................................     1,000,000      1,089,930
       MBIA Insured, 5.00%, 8/01/32 ..................................................................     2,110,000      2,089,786
    Broad River Water Authority Water System Revenue, MBIA Insured, Pre-Refunded, 5.375%,
       6/01/26 .......................................................................................     1,000,000      1,064,100
    Brunswick County Enterprise System Revenue, Series A, FSA Insured, 5.00%,
       4/01/27 .......................................................................................     1,500,000      1,523,430
       4/01/28 .......................................................................................     1,750,000      1,770,248
    Buncombe County COP, MBIA Insured, 5.00%, 4/01/22 ................................................     1,000,000      1,046,630
    Buncombe County Metropolitan Sewer District Sewer System Revenue, FSA Insured,
       Pre-Refunded, 5.00%, 7/01/29 ..................................................................     5,000,000      5,123,350
    Cape Fear Public Utility Authority Water and Sewer System Revenue, 5.00%, 8/01/35 ................    15,000,000     14,977,500
    Cary Combined Enterprise System Revenue, Refunding, Series 2007, 5.00%, 12/01/33 .................     5,405,000      5,434,998
    Centennial Authority Hotel Tax Revenue, Arena Project, FSA Insured, 5.125%, 9/01/19 ..............     5,115,000      5,107,583
    Charlotte Airport Revenue,
       Charlotte Douglas International Airport, Refunding, Series A, AMBAC Insured, 5.00%,
          7/01/32 ....................................................................................    21,680,000     20,167,386
       Charlotte Douglas International Airport, Refunding, Series A, AMBAC Insured, 5.00%,
          7/01/36 ....................................................................................    13,085,000     11,873,067
       Series A, MBIA Insured, 5.00%, 7/01/29 ........................................................     5,000,000      4,790,350
       Series A, MBIA Insured, 5.00%, 7/01/34 ........................................................    15,130,000     13,938,210
       Series B, MBIA Insured, 6.00%, 7/01/24 ........................................................     4,000,000      3,995,640
       Series B, MBIA Insured, 6.00%, 7/01/28 ........................................................     6,300,000      6,022,107
    Charlotte COP,
       Convention Facility Project, Pre-Refunded, 5.625%, 12/01/25 ...................................     7,230,000      7,887,424
       Governmental Facilities Projects, Series G, 5.00%, 6/01/28 ....................................     3,000,000      3,027,150
       Refunding, 5.00%, 6/01/33 .....................................................................     2,500,000      2,475,550
       Transit Projects, Phase II, Series E, 5.00%, 6/01/35 ..........................................     6,000,000      5,904,720
    Charlotte GO, Series C, 5.00%, 7/01/27 ...........................................................     2,010,000      2,047,426
    Charlotte Storm Water Fee Revenue,
       5.00%, 6/01/35 ................................................................................    10,000,000     10,023,300
       Refunding, 5.00%, 6/01/25 .....................................................................     1,000,000      1,025,640
    Charlotte Water and Sewer System Revenue,
       5.125%, 6/01/26 ...............................................................................     6,000,000      6,133,320
       5.00%, 7/01/38 ................................................................................     6,775,000      6,829,810
       Pre-Refunded, 5.25%, 6/01/25 ..................................................................     3,950,000      4,202,207
    Charlotte-Mecklenburg Hospital Authority Health Care System Revenue,
       Carolinas HealthCare System, Refunding, Series A, 5.00%, 1/15/31 ..............................     3,865,000      3,710,864
       Carolinas HealthCare System, Series A, FSA Insured, 5.00%, 1/15/23 ............................     7,780,000      7,829,792
       Carolinas HealthCare System, Series A, Pre-Refunded, 5.00%, 1/15/31 ...........................     1,135,000      1,223,144
       Refunding, 5.00%, 1/15/39 .....................................................................    15,000,000     13,923,000
    Chatham County COP, AMBAC Insured, 5.00%, 6/01/34 ................................................     5,000,000      4,745,500
    Columbus County Industrial Facilities and PCFA, Solid Water Disposal Revenue, International
       Paper Co. Project, Refunding, Series A, 5.80%, 12/01/16 .......................................     1,450,000      1,195,714


                               130 | Annual Report

Franklin Tax-Free Trust

                                                                                                          PRINCIPAL
FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                                AMOUNT         VALUE
--------------------------------------------                                                             -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    NORTH CAROLINA (CONTINUED)
    Cumberland County COP, Civic Center Project, Refunding, AMBAC Insured, 5.00%,
       12/01/18 ......................................................................................   $ 3,000,000   $  3,041,970
    Cumberland County Finance Corp. Installment Payment Revenue, Detention Center and Mental
       Health, FSA Insured, Pre-Refunded, 5.625%, 6/01/24 ............................................     5,000,000      5,487,800
    Cumberland County Hospital Facilities Revenue, Cumberland County Hospital Systems Inc.,
       Pre-Refunded, 5.25%, 10/01/29 .................................................................     5,250,000      5,422,935
    Dare County COP,
       AMBAC Insured, 5.125%, 6/01/21 ................................................................       650,000        678,958
       AMBAC Insured, 5.00%, 6/01/23 .................................................................     3,000,000      3,075,840
       AMBAC Insured, 5.00%, 6/01/29 .................................................................     5,295,000      5,274,561
       FGIC Insured, 5.00%, 6/01/23 ..................................................................     2,655,000      2,707,542
    Durham County Enterprise System Revenue, MBIA Insured, 5.00%, 6/01/23 ............................     1,670,000      1,717,378
    Franklin County COP, AMBAC Insured, 5.00%, 6/01/25 ...............................................     1,250,000      1,262,838
    Gastonia Combined Utilities System Revenue,
       FSA Insured, 5.00%, 5/01/25 ...................................................................     1,000,000      1,012,990
       MBIA Insured, Pre-Refunded, 5.625%, 5/01/19 ...................................................     1,000,000      1,068,200
    Greensboro Enterprise System Revenue, Series A, Pre-Refunded, 5.125%,
       6/01/21 .......................................................................................       390,000        427,545
       6/01/22 .......................................................................................       350,000        383,695
    Greensboro HDC, Mortgage Revenue, Refunding, Series A, MBIA Insured, 6.70%, 1/01/24 ..............     1,290,000      1,293,148
    Greenville Utilities Commission Combined Enterprise System Revenue, Refunding, Series A,
       FSA Insured, 5.00%, 11/01/33 ..................................................................     6,000,000      5,833,920
    Halifax County Industrial Facilities and PCFA Revenue, Champion International Corp. Project,
       5.45%, 11/01/33 ...............................................................................     4,000,000      2,377,080
       Refunding, 6.45%, 11/01/29 ....................................................................     3,900,000      2,809,521
    Harnett County COP,
       Assured Guaranty, 5.00%, 6/01/28 ..............................................................     1,000,000        998,700
       Assured Guaranty, 5.00%, 6/01/29 ..............................................................       500,000        496,815
       FSA Insured, 5.125%, 12/01/23 .................................................................     1,000,000      1,040,200
    Henderson County COP, Henderson County School Project, AMBAC Insured, 5.00%, 3/01/21 .............     1,000,000      1,031,890
    High Point Combined Enterprise System Revenue, FSA Insured, 5.00%,
       11/01/31 ......................................................................................    11,000,000     10,837,970
       11/01/33 ......................................................................................     5,000,000      4,916,150
    Iredell County COP, Iredell County School Project, FSA Insured,
       5.125%, 6/01/27 ...............................................................................     4,000,000      4,141,120
       5.00%, 6/01/28 ................................................................................     1,000,000      1,019,200
    Johnston Memorial Hospital Authority Mortgage Revenue, FSA Insured, 5.25%, 10/01/36 ..............     7,000,000      6,412,770
    Mecklenburg County COP, Series A, 5.00%, 2/01/28 .................................................       350,000        353,801
    Mecklenburg County GO, Public Improvement, Series B, 4.70%, 2/01/20 ..............................     3,000,000      3,106,200
    Monroe COP, Assured Guaranty, 5.50%,
       3/01/34 .......................................................................................     2,425,000      2,415,203
       3/01/39 .......................................................................................     1,085,000      1,075,550
    Nash Health Care System Health Care Facilities Revenue, FSA Insured, 5.00%, 11/01/30 .............     2,250,000      2,160,698
    New Hanover County COP, New Hanover County Projects, AMBAC Insured, 5.00%, 12/01/22 ..............     5,000,000      5,183,750
    North Carolina Capital Facilities Finance Agency Educational Facilities Revenue,
       Johnson and Wales University Project, Series A, XLCA Insured, 5.00%, 4/01/33 ..................     3,000,000      2,634,150
       Meredith College, AMBAC Insured, ETM, 4.875%, 6/01/24 .........................................     1,000,000      1,009,410


                               Annual Report | 131

Franklin Tax-Free Trust

                                                                                                          PRINCIPAL
FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                                AMOUNT         VALUE
--------------------------------------------                                                             -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    NORTH CAROLINA (CONTINUED)
    North Carolina Capital Facilities Finance Agency Revenue, Duke University Project,
       Refunding, Series A, 5.00%, 10/01/41 ..........................................................   $10,000,000   $ 10,049,700
       Refunding, Series B, 4.75%, 7/01/42 ...........................................................    10,000,000      9,260,600
       Series A, 5.00%, 10/01/39 .....................................................................     5,815,000      5,854,891
       Series A, Pre-Refunded, 5.25%, 7/01/42 ........................................................    10,000,000     11,304,200
    North Carolina Eastern Municipal Power Agency Power System Revenue,
       Refunding, Series A, 6.50%, 1/01/18 ...........................................................     3,000,000      3,257,460
       Refunding, Series A, 5.00%, 1/01/24 ...........................................................    10,000,000      8,523,000
       Refunding, Series A, 5.75%, 1/01/26 ...........................................................    10,000,000      8,987,000
       Refunding, Series A, AMBAC Insured, 5.00%, 1/01/21 ............................................    11,555,000     11,133,936
       Series C, 6.75%, 1/01/24 ......................................................................     3,500,000      3,572,555
       Series D, 6.75%, 1/01/26 ......................................................................     5,000,000      5,005,300
    North Carolina HFA, SFR, Series AA, 6.25%, 3/01/17 ...............................................       220,000        220,224
    North Carolina HFAR,
       Home Ownership, Refunding, Series 12-C, 5.35%, 7/01/33 ........................................    10,000,000      9,878,600
       MF, Mortgage Loan Resolution, Refunding, Series H, 6.05%, 7/01/28 .............................     1,015,000      1,017,040
       MF, Refunding, Series A, AMBAC Insured, 5.90%, 7/01/20 ........................................     1,125,000      1,115,831
       MF, Refunding, Series J, 5.45%, 7/01/17 .......................................................       260,000        261,732
       Refunding, Series F, 6.70%, 1/01/27 ...........................................................     1,240,000      1,242,964
       SF, Refunding, Series DD, 6.20%, 9/01/27 ......................................................       620,000        645,749
       SF, Series JJ, 6.45%, 9/01/27 .................................................................     1,145,000      1,149,088
       SFR, Series RR, 5.85%, 9/01/28 ................................................................     1,215,000      1,222,035
    North Carolina Infrastructure Finance Corp. COP, Capital Improvement, Series A, FSA Insured,
       5.00%, 5/01/22 ................................................................................     6,595,000      7,054,606
    North Carolina Medical Care Commission Health Care Facilities Revenue,
       Refunding, FGIC Insured, 5.00%, 1/01/33 .......................................................    12,805,000      9,805,429
       Scotland Memorial Hospital Project, Radian Insured, 5.50%, 10/01/19 ...........................       630,000        587,336
       Scotland Memorial Hospital Project, Radian Insured, 5.50%, 10/01/29 ...........................     1,220,000      1,008,147
       University Health System, Refunding, Series D, 6.25%, 12/01/33 ................................    10,000,000     10,426,200
       WakeMed Project, AMBAC Insured, 5.00%, 10/01/32 ...............................................     4,205,000      3,225,529
       WakeMed Project, Series A, Assured Guaranty, 5.625%, 10/01/29 .................................     1,500,000      1,525,365
       WakeMed Project, Series A, Assured Guaranty, 5.625%, 10/01/38 .................................     6,000,000      6,029,580
       WakeMed Project, Series A, Assured Guaranty, 5.875%, 10/01/38 .................................     2,515,000      2,557,227
    North Carolina Medical Care Commission Health System Revenue,
       Catholic Health East Project, Series C, AMBAC Insured, 5.00%, 11/15/18 ........................     2,500,000      2,532,375
       Mission Health Combination, Refunding, FSA Insured, 5.00%, 10/01/36 ...........................     5,000,000      4,721,450
    North Carolina Medical Care Commission Hospital Revenue,
       Annie Penn Memorial Hospital Project, ETM, 5.25%, 1/01/12 .....................................     1,050,000      1,119,573
       Annie Penn Memorial Hospital Project, Pre-Refunded, 5.375%, 1/01/22 ...........................     1,920,000      2,162,342
       Halifax Regional Medical Center Project, 5.00%, 8/15/24 .......................................     1,800,000      1,341,414
       Mission-St. Joseph's Health System Project, Refunding, MBIA Insured, 5.125%,
          10/01/28 ...................................................................................     1,770,000      1,769,982
       Northeast Medical Center, AMBAC Insured, Pre-Refunded, 5.50%, 11/01/30 ........................     1,580,000      1,710,239
       Rex Healthcare Project, AMBAC Insured, 5.00%, 6/01/17 .........................................     2,780,000      2,798,265
       Southeastern Regional Medical Center, 6.25%, 6/01/29 ..........................................     4,000,000      3,840,040
       Southeastern Regional Medical Center, 5.375%, 6/01/32 .........................................     3,500,000      2,893,765
       Transylvania Community Hospital Inc. Project, Refunding, 5.75%, 10/01/19 ......................     1,090,000        987,573
       Wake County Hospital System Project, MBIA Insured, 5.375%, 10/01/26 ...........................    10,825,000      9,664,235


                               132 | Annual Report

Franklin Tax-Free Trust

                                                                                                          PRINCIPAL
FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                                AMOUNT        VALUE
--------------------------------------------                                                             -----------   -----------
    MUNICIPAL BONDS (CONTINUED)
    NORTH CAROLINA (CONTINUED)
    North Carolina Medical Care Commission Revenue,
          Betsy Johnson Project, FSA Insured, 5.125%, 10/01/32 .......................................   $ 4,500,000   $ 4,111,965
          Chatham Hospital Project, MBIA Insured, 5.25%, 2/01/31 .....................................     6,450,000     5,739,210
          Morehead Memorial Hospital, FSA Insured, 5.00%, 11/01/26 ...................................     5,000,000     4,829,000
          Novant Health Obligation Group, MBIA Insured, 5.00%, 11/01/39 ..............................     9,680,000     9,102,201
          Rowan Regional Medical Center, FSA Insured, 5.00%, 9/01/33 .................................    25,970,000    23,147,580
    North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue, Series A, MBIA Insured,
          5.25%, 1/01/19 .............................................................................     5,000,000     5,181,650
          5.00%, 1/01/20 .............................................................................     2,000,000     1,997,540
          5.25%, 1/01/20 .............................................................................     1,500,000     1,544,340
    North Carolina State Capital Improvement Limited Obligation Revenue, Series A, 5.00%,
       5/01/28 .......................................................................................     5,000,000     5,125,250
    North Carolina State COP, Western Carolina University Housing Project, AMBAC Insured, 5.00%,
       6/01/33 .......................................................................................     1,500,000     1,477,095
    North Carolina State GO, Public Improvement, Series A, 4.50%, 3/01/26 ............................     4,855,000     4,929,913
    Northern Hospital District of Surry County Health Care Facilities Revenue,
          6.00%, 10/01/28 ............................................................................     1,000,000       841,860
          6.25%, 10/01/38 ............................................................................     2,000,000     1,655,580
    Oak Island Enterprise System Revenue, Series A, MBIA Insured, 5.00%, 6/01/33 .....................     5,000,000     4,676,300
    Onslow County Hospital Authority FHA Insured Mortgage Revenue, Onslow Memorial Hospital
       Project, MBIA Insured, 5.00%,
          4/01/31 ....................................................................................     6,120,000     5,564,671
          10/01/34 ...................................................................................     6,000,000     5,362,980
    Onslow Water and Sewer Authority Combined Enterprise System Revenue, Series A, MBIA
       Insured, 5.00%, 6/01/33 .......................................................................     7,500,000     7,233,975
    Pasquotank County COP, MBIA Insured, 5.00%, 6/01/25 ..............................................     1,400,000     1,423,772
    Piedmont Triad Airport Authority Airport Revenue, Series A, FSA Insured, Pre-Refunded, 6.00%,
       7/01/24 .......................................................................................     5,745,000     5,905,343
    Pitt County COP, School Facilities Project,
          Series A, FSA Insured, Pre-Refunded, 5.25%, 4/01/25 ........................................     1,670,000     1,770,233
          Series B, AMBAC Insured, 5.00%, 4/01/29 ....................................................     2,500,000     2,462,550
          Series B, FSA Insured, Pre-Refunded, 5.50%, 4/01/25 ........................................     1,000,000     1,062,690
    Raleigh Combined Enterprise System Revenue,
          5.00%, 3/01/31 .............................................................................    10,360,000    10,460,078
          Series A, 5.00%, 3/01/36 ...................................................................     6,000,000     6,045,720
    Raleigh COP, Downtown Improvement Projects, Series A, 5.00%, 2/01/29 .............................     6,070,000     6,119,106
    Raleigh-Durham Airport Authority Airport Revenue, Series A,
          AMBAC Insured, 5.00%, 5/01/30 ..............................................................    14,060,000    13,440,235
          FGIC Insured, 5.00%, 11/01/25 ..............................................................     6,480,000     6,505,855
          FGIC Insured, 5.00%, 11/01/31 ..............................................................     8,000,000     7,604,080
    Randolph County COP, FSA Insured, Pre-Refunded, 5.75%, 6/01/22 ...................................     5,500,000     5,624,960
    Rockingham County COP, Assured Guaranty, 5.00%, 4/01/32 ..........................................     9,380,000     9,080,215
    Union County COP, AMBAC Insured, 5.00%, 6/01/30 ..................................................     5,000,000     5,002,600
    University of North Carolina at Ashville Revenue, General, Refunding, Series A, AMBAC Insured,
       5.00%, 6/01/27 ................................................................................     1,200,000     1,211,700
    University of North Carolina at Charlotte Revenue, General, Series B, FSA Insured, 5.00%,
       4/01/32 .......................................................................................     5,000,000     5,013,000


                              Annual Report | 133

Franklin Tax-Free Trust

                                                                                                          PRINCIPAL
FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                                AMOUNT        VALUE
--------------------------------------------                                                             -----------   -----------
    MUNICIPAL BONDS (CONTINUED)
    NORTH CAROLINA (CONTINUED)
    University of North Carolina at Wilmington COP, Student Housing Project,
          Assured Guaranty, 5.00%, 6/01/32 ...........................................................   $ 5,000,000   $  4,999,600
          FGIC Insured, 5.00%, 6/01/26 ...............................................................     1,655,000      1,626,733
          FGIC Insured, 5.00%, 6/01/27 ...............................................................     1,740,000      1,693,177
          FGIC Insured, 5.00%, 6/01/29 ...............................................................     1,915,000      1,821,222
          FGIC Insured, 5.00%, 6/01/37 ...............................................................    11,350,000     10,201,493
    University of North Carolina Greensboro Revenue,
          Housing and Dining System, Series G, MBIA Insured, Pre-Refunded, 6.00%, 4/01/26 ............     2,040,000      2,178,822
          Series A, FSA Insured, 5.00%, 4/01/26 ......................................................     4,940,000      5,024,227
    University of North Carolina System Pool Revenue,
          AMBAC Insured, 5.00%, 4/01/29 ..............................................................     2,500,000      2,525,550
          Series A, AMBAC Insured, 5.00%, 4/01/27 ....................................................     1,430,000      1,445,315
          Series A, AMBAC Insured, Pre-Refunded, 5.00%, 4/01/27 ......................................       670,000        750,326
          Series A, Assured Guaranty, 5.00%, 10/01/33 ................................................     5,000,000      4,923,300
          Series A, MBIA Insured, 5.00%, 10/01/33 ....................................................     2,000,000      1,942,080
    University of North Carolina at Chapel Hill Revenue, Board of Governors of the University of
       North Carolina, General,
          5.00%, 12/01/28 ............................................................................     1,000,000      1,020,640
          Refunding, 5.00%, 12/01/31 .................................................................     9,000,000      9,171,720
          Refunding, Series A, 5.00%, 12/01/34 .......................................................    11,460,000     11,596,374
          Series A, 5.00%, 12/01/25 ..................................................................     4,000,000      4,064,960
    Wake County Industrial Facilities and PCFA Revenue, Carolina Power and Light Co. Project,
       Refunding, 5.375%, 2/01/17 ....................................................................     8,000,000      8,238,880
    Western Carolina University Research and Development Corp. COP, Western Carolina University
       Student Housing, Assured Guaranty, 5.00%, 6/01/39 .............................................     5,000,000      4,885,250
    Wilkes County COP,
          MBIA Insured, 5.00%, 6/01/31 ...............................................................     4,295,000      4,116,672
          MBIA Insured, 5.00%, 6/01/36 ...............................................................     6,085,000      5,714,606
          Public Improvements Project, FSA Insured, 5.375%, 12/01/20 .................................     1,000,000      1,044,410
    Wilmington COP,
          AMBAC Insured, 5.00%, 9/01/29 ..............................................................     1,000,000      1,008,590
          Refunding, Series A, AMBAC Insured, 5.00%, 6/01/32 .........................................     5,310,000      5,244,899
          Series A, 5.00%, 6/01/33 ...................................................................     6,000,000      5,859,480
          Series A, 5.00%, 6/01/38 ...................................................................     7,625,000      7,352,101
    Wilmington Storm Water Fee Revenue, Refunding, AMBAC Insured, 5.00%,
          6/01/28 ....................................................................................       700,000        705,117
          6/01/33 ....................................................................................     1,000,000        971,200
    Wilmington Water and Sewer System Revenue, Refunding, FSA Insured, 5.00%, 6/01/34 ................     3,565,000      3,524,395
    Wilson COP, Public Facilities Project, Assured Guaranty, 5.00%, 5/01/33 ..........................     3,000,000      2,874,030
    Winston-Salem Water and Sewer System Revenue,
(a)       5.00%, 6/01/3...............................................................................     5,000,000      5,043,500
          Pre-Refunded, 5.125%, 6/01/20 ..............................................................     2,500,000      2,740,675
          Refunding, Series A, 5.00%, 6/01/32 ........................................................     7,590,000      7,671,137
                                                                                                                       ------------
                                                                                                                        766,920,839
                                                                                                                       ------------
    U.S. TERRITORIES 12.7%
    PUERTO RICO 12.4%
    Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds, Refunding,
       5.50%, 5/15/39 ................................................................................     7,000,000      4,753,700


                              134 | Annual Report

Franklin Tax-Free Trust

                                                                                                          PRINCIPAL
FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                                AMOUNT        VALUE
--------------------------------------------                                                             -----------   -----------
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES (CONTINUED)
    PUERTO RICO (CONTINUED)
    Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
       6.00%, 7/01/38 ................................................................................   $ 2,100,000   $  1,912,974
    Puerto Rico Commonwealth GO,
          Public Improvement, FSA Insured, Pre-Refunded, 5.125%, 7/01/30 .............................     4,805,000      5,241,871
          Public Improvement, Refunding, FSA Insured, 5.125%, 7/01/30 ................................     3,445,000      3,304,547
          Public Improvement, Refunding, Series A, 5.50%, 7/01/32 ....................................     5,000,000      4,330,650
          Public Improvement, Series A, 5.375%, 7/01/28 ..............................................     4,925,000      4,304,992
          Public Improvement, Series A, 5.125%, 7/01/31 ..............................................     3,265,000      2,654,478
          Public Improvement, Series A, Pre-Refunded, 5.375%, 7/01/28 ................................     2,405,000      2,637,419
          Public Improvement, Series A, Pre-Refunded, 5.125%, 7/01/31 ................................     1,000,000      1,090,920
          Series A, 5.00%, 7/01/26 ...................................................................     8,050,000      6,773,350
          Series A, 5.25%, 7/01/37 ...................................................................     5,000,000      4,077,300
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
          Refunding, Series A, MBIA Insured, 5.00%, 7/01/38 ..........................................        85,000         67,849
          Refunding, Series D, FSA Insured, 5.00%, 7/01/32 ...........................................     3,060,000      2,925,850
          Refunding, Series H, 5.00%, 7/01/35 ........................................................     1,490,000      1,166,074
          Series D, Pre-Refunded, 5.375%, 7/01/36 ....................................................     5,000,000      5,541,800
          Series D, Pre-Refunded, 5.25%, 7/01/38 .....................................................     3,000,000      3,313,080
          Series H, Pre-Refunded, 5.00%, 7/01/35 .....................................................     2,790,000      3,166,036
    Puerto Rico Convention Center District Authority Hotel Occupancy Tax Revenue, Series A,
       AMBAC Insured, 5.00%, 7/01/31 .................................................................     8,000,000      6,493,040
    Puerto Rico Electric Power Authority Power Revenue,
          Series NN, MBIA Insured, Pre-Refunded, 5.00%, 7/01/32 ......................................     5,000,000      5,673,900
          Series RR, FGIC Insured, Pre-Refunded, 5.00%, 7/01/35 ......................................     3,000,000      3,466,530
          Series RR, XLCA Insured, Pre-Refunded, 5.00%, 7/01/30 ......................................     1,000,000      1,155,510
          Series TT, 5.00%, 7/01/32 ..................................................................    10,100,000      8,431,480
          Series WW, 5.50%, 7/01/38 ..................................................................     6,700,000      5,918,110
    Puerto Rico PBA Guaranteed Revenue, Government Facilities,
          Refunding, Series D, 5.375%, 7/01/33 .......................................................     1,790,000      1,512,997
          Refunding, Series N, 5.00%, 7/01/32 ........................................................    10,000,000      8,012,800
          Series D, Pre-Refunded, 5.375%, 7/01/33 ....................................................     5,210,000      5,747,985
          Series I, 5.00%, 7/01/36 ...................................................................     2,405,000      1,891,364
    Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E,
       Pre-Refunded, 5.70%, 8/01/25 ..................................................................     5,000,000      5,211,000
                                                                                                                       ------------
                                                                                                                        110,777,606
                                                                                                                       ------------
    VIRGIN ISLANDS 0.3%
    Virgin Islands PFAR, Virgin Islands Matching Fund Loan Notes, senior lien, Refunding, Series A,
          5.50%, 10/01/18 ............................................................................     2,000,000      1,760,720
          5.625%, 10/01/25 ...........................................................................     1,575,000      1,285,924
                                                                                                                       ------------
                                                                                                                          3,046,644
                                                                                                                       ------------
    TOTAL U.S. TERRITORIES ...........................................................................                  113,824,250
                                                                                                                       ------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS (COST $921,995,201) ..........................                  880,745,089
                                                                                                                       ------------


                              Annual Report | 135

Franklin Tax-Free Trust

                                                                                                          PRINCIPAL
FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                                AMOUNT        VALUE
--------------------------------------------                                                             -----------   -----------
    SHORT TERM INVESTMENTS 0.2%
    MUNICIPAL BONDS 0.2%
    NORTH CAROLINA 0.2%
(b) North Carolina Medical Care Commission Health Care Facilities Revenue,
       Cleveland County Health, Daily VRDN and Put, 0.60%, 1/01/33 ...................................   $ 1,300,000   $  1,300,000
       Wake Forest University, Refunding, Series D, Daily VRDN and Put, 0.60%, 7/01/34 ...............       700,000        700,000
                                                                                                                       ------------
    TOTAL SHORT TERM INVESTMENTS (COST $2,000,000) ...................................................                    2,000,000
                                                                                                                       ------------
    TOTAL INVESTMENTS (COST $923,995,201) 98.7% ......................................................                  882,745,089
    OTHER ASSETS, LESS LIABILITIES 1.3% ..............................................................                   11,206,078
                                                                                                                       ------------
    NET ASSETS 100.0% ................................................................................                 $893,951,167
                                                                                                                       ============

See Abbreviations on page 170.

(a)  Security purchased on a when-issued basis. See Note 1(b).

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                               136 | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN VIRGINIA TAX-FREE INCOME FUND

                                                                       YEAR ENDED FEBRUARY 28,
                                                       -----------------------------------------------------
                                                         2009      2008(a)     2007        2006        2005
                                                       --------   --------   --------    --------   --------
CLASS A
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $  11.12   $  11.85   $  11.85    $  11.91   $  11.94
                                                       --------   --------   --------    --------   --------
Income from investment operations(b):
   Net investment income(c) ........................       0.49       0.49       0.50        0.51       0.52
   Net realized and unrealized gains (losses) ......      (0.18)     (0.73)        --(d)    (0.06)     (0.04)
                                                       --------   --------   --------    --------   --------
Total from investment operations ...................       0.31      (0.24)      0.50        0.45       0.48
                                                       --------   --------   --------    --------   --------
Less distributions from net investment income ......      (0.48)     (0.49)     (0.50)      (0.51)     (0.51)
                                                       --------   --------   --------    --------   --------
Redemption fees (d,e) ..............................         --         --         --          --         --
                                                       --------   --------   --------    --------   --------
Net asset value, end of year .......................   $  10.95   $  11.12   $  11.85    $  11.85   $  11.91
                                                       ========   ========   ========    ========   ========
Total return(f) ....................................       2.80%     (2.13)%     4.37%       3.88%      4.18%
RATIOS TO AVERAGE NET ASSETS
Expenses ...........................................       0.66%      0.66%      0.66%       0.67%      0.67%
Net investment income ..............................       4.42%      4.18%      4.25%       4.27%      4.42%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $547,261   $494,276   $493,441    $473,956   $438,871
Portfolio turnover rate ............................       8.75%     18.28%      8.51%       5.80%      5.85%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 137

Franklin Tax-Free Trust

FRANKLIN VIRGINIA TAX-FREE INCOME FUND

                                                                      YEAR ENDED FEBRUARY 28,
                                                       -----------------------------------------------
                                                         2009    2008(a)     2007      2006      2005
                                                       -------   -------   -------   -------   -------
CLASS C
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................   $ 11.24   $ 11.97   $ 11.96   $ 12.02   $ 12.04
                                                       -------   -------   -------   -------   -------
Income from investment operations(b):
   Net investment income(c) ........................      0.43      0.43      0.44      0.45      0.46
   Net realized and unrealized gains (losses) ......     (0.18)    (0.74)     0.01     (0.06)    (0.03)
                                                       -------   -------   -------   -------   -------
Total from investment operations ...................      0.25     (0.31)     0.45      0.39      0.43
                                                       -------   -------   -------   -------   -------
Less distributions from net investment income ......     (0.41)    (0.42)    (0.44)    (0.45)    (0.45)
                                                       -------   -------   -------   -------   -------
Redemption fees(d,e) ...............................        --        --        --        --        --
                                                       -------   -------   -------   -------   -------
Net asset value, end of year .......................   $ 11.08   $ 11.24   $ 11.97   $ 11.96   $ 12.02
                                                       =======   =======   =======   =======   =======
Total return(f) ....................................      2.30%    (2.65)%    3.84%     3.27%     3.66%
RATIOS TO AVERAGE NET ASSETS
Expenses ...........................................      1.21%     1.21%     1.20%     1.22%     1.22%
Net investment income ..............................      3.87%     3.63%     3.71%     3.72%     3.87%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................   $73,493   $60,372   $56,793   $51,461   $43,661
Portfolio turnover rate ............................      8.75%    18.28%     8.51%     5.80%     5.85%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               138 | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2009

                                                                                                          PRINCIPAL
FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                                      AMOUNT         VALUE
--------------------------------------                                                                   -----------   ------------
    MUNICIPAL BONDS 97.1%
    VIRGINIA 79.1%
    Abingdon IDA Hospital Facilities Revenue, Johnston Memorial Hospital, Refunding, 5.375%,
       7/01/28 .......................................................................................   $ 5,000,000   $  4,274,750
(a) Bedford County IDA, IDR, Nekoosa Packaging Corp. Project, Refunding,
       6.30%, 12/01/25 ...............................................................................     2,000,000      1,230,220
       Series A, 6.55%, 12/01/25 .....................................................................     5,000,000      3,167,250
    Bristol Utility System Revenue, ETM, 5.00%, 7/15/21 ..............................................     1,245,000      1,373,148
    Capital Region Airport Commission Airport Revenue, FSA Insured, 5.00%,
       7/01/31 .......................................................................................     2,000,000      1,968,140
       7/01/38 .......................................................................................     5,895,000      5,692,389
    Caroline County IDA Lease Revenue, AMBAC Insured, 5.125%, 6/15/34 ................................     1,000,000        999,220
    Charlotte County IDA, Hospital Revenue, Halifax Regional Hospital Inc., 5.00%, 9/01/37 ...........     2,500,000      1,890,925
    Chesapeake Toll Road Revenue, Expressway, Series A, 5.625%,
       7/15/19 .......................................................................................     2,845,000      2,667,273
       7/15/32 .......................................................................................     8,000,000      6,576,640
    Dinwiddie County IDA Lease Revenue, Refunding, Series B, MBIA Insured, 5.00%, 2/15/30 ............     1,410,000      1,402,710
    Fairfax County EDA Revenue, National Wildlife Federation, MBIA Insured, 5.375%, 9/01/29 ..........     8,000,000      8,047,120
    Fairfax County IDAR, Health Care, Inova Health System Project, Refunding, Series A, 5.00%,
       8/15/18 .......................................................................................     2,100,000      2,103,948
       8/15/25 .......................................................................................     5,000,000      4,810,000
    Fairfax County Redevelopment and Housing Authority MFHR, Paul Spring Center, Refunding,
       Series A, FHA Insured,
       5.90%, 6/15/17 ................................................................................       880,000        883,502
       6.00%, 12/15/28 ...............................................................................     1,000,000      1,003,100
    Fairfax County Water Authority Water Revenue,
       Pre-Refunded, 5.00%, 4/01/27 ..................................................................     2,830,000      3,131,961
       Refunding, 5.00%, 4/01/27 .....................................................................    11,420,000     11,608,087
    Front Royal and Warren County IDA Lease Revenue, School and Capital Improvement, Series B,
       FSA Insured, 5.00%,
       4/01/29 .......................................................................................     5,115,000      5,126,151
       4/01/35 .......................................................................................     6,000,000      5,846,220
    Gloucester County IDA Lease Revenue, Courthouse Project, MBIA Insured, Pre-Refunded,
       5.50%, 11/01/30 ...............................................................................     1,715,000      1,860,844
    Greater Richmond Convention Center Authority Hotel Tax Revenue,
       Convention Center Expansion Project, Pre-Refunded, 6.125%, 6/15/29 ............................     8,000,000      8,607,840
       Convention Center Expansion Project, Pre-Refunded, 6.25%, 6/15/32 .............................     8,175,000      8,809,053
       Refunding, MBIA Insured, 5.00%, 6/15/30 .......................................................    17,555,000     16,799,959
    Hampton Convention Center Revenue, Refunding, AMBAC Insured,
       5.25%, 1/15/23 ................................................................................     3,000,000      3,061,740
       5.125%, 1/15/28 ...............................................................................     2,605,000      2,584,629
       5.00%, 1/15/35 ................................................................................     8,600,000      7,942,100
    Hampton Roads Regional Jail Authority Jail Facilities Revenue, Series A, MBIA Insured, 5.00%,
       7/01/28 .......................................................................................    10,000,000      8,540,900
    Hampton Roads Sanitation District Wastewater Revenue, Hampton Roads,
       5.00%, 4/01/33 ................................................................................    10,000,000     10,057,600
       Refunding, 5.00%, 4/01/38 .....................................................................    22,400,000     22,415,232
    Harrisonburg GO, FSA Insured, 5.75%, 12/01/29 ....................................................     1,000,000      1,056,810
    Harrisonburg IDAR, Hospital Facilities, Rockingham Memorial Hospital, AMBAC
       Insured, 5.00%,
       8/15/42 .......................................................................................     8,595,000      6,339,672
       8/15/46 .......................................................................................    15,000,000     10,992,900


                               Annual Report | 139

Franklin Tax-Free Trust

                                                                                                          PRINCIPAL
FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                                      AMOUNT         VALUE
--------------------------------------                                                                   -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    VIRGINIA (CONTINUED)
    Isle Wight County IDA Environmental Improvement Revenue, International Paper Co. Project,
       Series A, 6.60%, 5/01/24 ......................................................................   $ 2,000,000   $  1,542,640
    Isle Wight County IDAR, International Paper Co. Project, Series A, 5.85%, 1/01/18 ................     4,155,000      3,599,019
    King George County IDA Lease Revenue, FSA Insured, 5.00%, 3/01/32 ................................     3,595,000      3,551,429
    Loudoun County IDA Hospital Revenue, Loudoun Hospital Center, Series A, Pre-Refunded,
       6.10%, 6/01/32 ................................................................................     1,500,000      1,709,175
    Loudoun County Sanitation Authority Water and Sewer Revenue, 5.00%, 1/01/33 ......................    15,060,000     15,119,336
    Louisa IDA, PCR, Virginia Electric and Power Co. Project, Mandatory Put 12/01/11, Series C,
       5.00%, 11/01/35 ...............................................................................     5,000,000      5,076,350
    Manassas Park GO, Series A, CIFG Insured, 5.00%, 4/01/29 .........................................     5,545,000      5,461,936
    Middle River Regional Jail Authority Jail Facility Revenue, MBIA Insured,
       5.00%, 5/15/28 ................................................................................     1,000,000      1,002,570
    Middlesex County IDA Lease Revenue, School Facilities Project, MBIA
       Insured, Pre-Refunded,
          5.875%, 8/01/21 ............................................................................     1,420,000      1,479,001
          6.10%, 8/01/26 .............................................................................     1,725,000      1,798,261
    Montgomery County IDA Lease Revenue, Series B, AMBAC Insured, Pre-Refunded, 5.50%,
       1/15/22 .......................................................................................     1,000,000      1,085,870
    Montgomery County IDA Public Facilities Lease Revenue, Public Projects, 5.00%, 2/01/29 ...........     6,500,000      5,832,450
    Newport News EDA, EDR, Series A, 5.00%, 1/15/31 ..................................................     5,870,000      5,893,304
    Newport News IDA Mortgage Revenue, Mennowood Communities Inc., Series A,
       GNMA Secured,
       6.25%, 8/01/36 ................................................................................     2,950,000      2,956,814
    Newport News Water Revenue, FSA Insured, 5.00%, 6/01/37 ..........................................     1,345,000      1,349,398
    Norfolk Airport Authority Revenue, Series B, FGIC Insured, 5.125%, 7/01/31 .......................     1,440,000      1,203,322
    Norfolk Water Revenue, MBIA Insured, 5.90%, 11/01/25 .............................................     5,000,000      5,002,150
    Northwestern Regional Jail Authority Jail Facilities Revenue, MBIA Insured,
       5.00%, 7/01/33 ................................................................................     2,600,000      2,311,400
    Orange County IDAR, Public Facility, Orange County Project, AMBAC Insured, Pre-Refunded,
       5.00%, 2/01/34 ................................................................................     1,000,000      1,107,590
    Patrick County EDA Lease Revenue, School Projects, Assured Guaranty, 5.25%, 3/01/39 ..............     6,435,000      6,073,932
    Peninsula Ports Authority Hospital Facilities Revenue, Whittaker Memorial Hospital Project,
       Refunding, FHA Insured, 8.70%, 8/01/23 ........................................................        50,000         52,393
    Pittsylvania County GO, Series B, 5.75%, 2/01/30 .................................................     5,800,000      6,026,026
    Powhatan Co. EDA Lease Revenue, Virginia Capital Projects, AMBAC Insured, 5.25%,
       7/15/33 .......................................................................................     1,000,000      1,004,570
    Prince William County IDA, MFHR, Remington Place Apartments Project, Series A-1, AMBAC
       Insured, 6.00%, 12/01/33 ......................................................................     2,080,000      1,955,782
    Prince William County Service Authority Water and Sewer System Revenue,
       FGIC Insured, Pre-Refunded, 5.50%, 7/01/29 ....................................................     5,000,000      5,131,450
       Refunding, 5.00%, 7/01/32 .....................................................................     1,750,000      1,760,238
    Richmond GO, FGIC Insured, 5.00%, 7/15/19 ........................................................     3,690,000      3,839,814
    Richmond IDA Student Housing Revenue, University Real Estate Foundation, 5.55%,
       1/01/31 .......................................................................................     4,400,000      4,328,588
    Richmond Public Facilities COP, 800 Megahertz Project, Series A, AMBAC Insured, 5.00%,
       8/01/22 .......................................................................................     2,000,000      2,035,760
    Richmond Public Utility Revenue, FSA Insured,
       5.00%, 1/15/35 ................................................................................     3,500,000      3,484,670
       Pre-Refunded, 5.00%, 1/15/33 ..................................................................     8,500,000      9,345,835
    Riverside Regional Jail Authority Jail Facility Revenue, MBIA Insured, 5.00%,
       7/01/28 .......................................................................................     7,000,000      7,004,200
       7/01/32 .......................................................................................    22,000,000     21,149,040


                               140 | Annual Report

Franklin Tax-Free Trust

                                                                                                          PRINCIPAL
FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                                      AMOUNT         VALUE
--------------------------------------                                                                   -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    VIRGINIA (CONTINUED)
    Roanoke County EDA Lease Revenue, Public Facility Projects, Assured Guaranty, 5.125%,
       10/15/37 ......................................................................................   $10,000,000   $  9,903,100
    Stafford County and Staunton IDAR, Virginia Municipal League Assn. Counties Program,
       Series A, MBIA Insured, 5.25%, 8/01/31 ........................................................     5,000,000      5,051,700
       Series C, MBIA Insured, 5.00%, 8/01/35 ........................................................     7,735,000      7,470,772
       XLCA Insured, 5.00%, 8/01/37 ..................................................................     3,985,000      3,732,630
    Stafford County EDA Hospital Facilities Revenue, Medicorp Health System Obligation, 5.25%,
       6/15/37 .......................................................................................     5,000,000      4,117,550
    University of Virginia Revenue,
       General, 5.00%, 6/01/37 .......................................................................     8,935,000      9,015,326
       Series B, 5.00%, 6/01/33 ......................................................................    14,000,000     14,094,640
    Virginia Beach Development Authority Public Facility Revenue, 5.00%, 7/15/27 .....................     5,635,000      5,781,848
    Virginia Beach Water and Sewer Revenue, Pre-Refunded, 5.25%, 8/01/21 .............................     1,865,000      1,979,082
    Virginia College Building Authority Educational Facilities Revenue,
       21st Century College Program, Pre-Refunded, 5.00%, 2/01/21 ....................................     1,000,000      1,049,550
       Hampton University Project, Pre-Refunded, 6.00%, 4/01/20 ......................................     1,500,000      1,601,220
       Public Higher Education Financing Program, Series A, 5.00%, 9/01/33 ...........................     4,010,000      4,049,218
       Regent University Project, MBIA Insured, Pre-Refunded, 5.125%, 10/01/21 .......................     5,000,000      5,489,400
       Regent University Project, MBIA Insured, Pre-Refunded, 5.125%, 10/01/31 .......................     4,050,000      4,446,414
    Virginia Commonwealth Transportation Board Transportation Revenue,
       Northern Virginia Transportation Program, Refunding, Series A, 5.00%, 5/15/27 .................     8,920,000      9,058,795
       U.S. Route 58 Corridor Development Program, Series B, Pre-Refunded, 5.00%, 5/15/24 ............     2,000,000      2,162,020
       U.S. Route 58 Corridor Development Program, Series B, Pre-Refunded, 5.00%, 5/15/26 ............    10,000,000     10,810,100
    Virginia Port Authority Port Facility Revenue, MBIA Insured, 4.75%, 7/01/28 ......................     1,500,000      1,400,100
    Virginia State HDA,
       Commonwealth Mortgage Revenue, Series E, 6.375%, 1/01/36 ......................................    10,000,000     10,402,100
       MFHR, Series C, 5.30%, 11/01/16 ...............................................................     1,000,000      1,007,340
       MFHR, Series H, 5.55%, 5/01/15 ................................................................     1,000,000      1,012,880
    Virginia State HDA Rental Housing Revenue,
       Series J, 5.80%, 2/01/19 ......................................................................     2,000,000      2,012,880
       Series L, 5.75%, 2/01/15 ......................................................................     1,000,000      1,010,420
    Virginia State Public School Authority GO, School Financing,
       Series A, 5.00%, 8/01/20 ......................................................................     3,000,000      3,138,360
       Series A, 5.00%, 8/01/21 ......................................................................     4,000,000      4,162,760
       Series C, 5.00%, 8/01/22 ......................................................................     2,000,000      2,071,060
       Series C, 5.00%, 8/01/26 ......................................................................    10,925,000     11,176,166
    Virginia State Public School Authority Special Obligation Fluvanna County Revenue, School
       Financing, 6.00%, 12/01/32 ....................................................................     5,000,000      5,286,550
    Virginia State Resources Authority Airports Revenue, Revolving Fund, Series A, 5.00%,
       8/01/27 .......................................................................................     3,000,000      2,989,140
    Virginia State Resources Authority Infrastructure Revenue,
       Senior Series A, 5.00%, 11/01/31 ..............................................................     5,000,000      5,085,600
       Senior Series A, 5.00%, 11/01/36 ..............................................................     4,915,000      4,955,106
       Virginia Pooled Financing Program, Senior Series, 5.00%, 11/01/33 .............................     5,000,000      5,036,850
       Virginia Pooled Financing Program, Senior Series A, 5.00%, 11/01/38 ...........................     1,600,000      1,613,312
       Virginia Pooled Financing Program, Senior Series B, 5.00%, 11/01/32 ...........................     2,505,000      2,541,773
    Virginia State Resources Authority Water and Sewer System Revenue, Tuckahoe Service District
       Project, 5.00%, 11/01/35 ......................................................................     1,150,000      1,152,174


                               Annual Report | 141

Franklin Tax-Free Trust

                                                                                                          PRINCIPAL
FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                                      AMOUNT         VALUE
--------------------------------------                                                                   -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    VIRGINIA (CONTINUED)
    York County Sewer Revenue, Pre-Refunded, 5.875%,
       6/01/24 .......................................................................................   $   500,000   $    511,445
       6/01/29 .......................................................................................     1,500,000      1,534,335
                                                                                                                       ------------
                                                                                                                        491,060,062
                                                                                                                       ------------
    DISTRICT OF COLUMBIA 3.5%
    Metropolitan Washington D.C. Airports Authority Airport System Revenue,
       Refunding, Series A, FGIC Insured, 5.00%, 10/01/25 ............................................     1,000,000        920,440
       Refunding, Series A, FSA Insured, 5.00%, 10/01/32 .............................................    10,000,000      8,554,600
       Series B, FGIC Insured, Pre-Refunded, 5.25%, 10/01/32 .........................................     6,655,000      7,522,945
    Metropolitan Washington D.C. Airports Authority General Airport Revenue,
    Refunding, Series A,
       FGIC Insured, 5.00%, 10/01/27 .................................................................     5,000,000      4,491,650
                                                                                                                       ------------
                                                                                                                         21,489,635
                                                                                                                       ------------
    U.S. TERRITORIES 14.5%
    PUERTO RICO 14.0%
    Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
       6.00%, 7/01/38 ................................................................................     1,100,000      1,002,034
       Assured Guaranty, 5.00%, 7/01/28 ..............................................................     7,000,000      6,780,340
    Puerto Rico Commonwealth GO, Public Improvement, Series A,
       5.125%, 7/01/28 ...............................................................................     5,000,000      4,213,900
       5.00%, 7/01/29 ................................................................................     8,000,000      6,616,960
       5.125%, 7/01/31 ...............................................................................     3,315,000      2,695,128
       5.00%, 7/01/33 ................................................................................       900,000        702,000
       6.00%, 7/01/38 ................................................................................     5,000,000      4,572,400
       Pre-Refunded, 5.125%, 7/01/31 .................................................................     1,685,000      1,838,200
       Pre-Refunded, 5.00%, 7/01/33 ..................................................................     1,100,000      1,245,805
    Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue, Series Y,
       Pre-Refunded, 5.50%, 7/01/36 ..................................................................     4,500,000      5,408,325
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
       Series D, Pre-Refunded, 5.375%, 7/01/36 .......................................................     5,000,000      5,541,800
       Series D, Pre-Refunded, 5.25%, 7/01/38 ........................................................     3,000,000      3,313,080
       Series G, 5.00%, 7/01/33 ......................................................................     1,695,000      1,341,440
       Series G, Pre-Refunded, 5.00%, 7/01/33 ........................................................     3,305,000      3,750,448
    Puerto Rico Electric Power Authority Power Revenue,
       Series HH, FSA Insured, Pre-Refunded, 5.25%, 7/01/29 ..........................................     5,910,000      6,312,708
       Series RR, FGIC Insured, Pre-Refunded, 5.00%, 7/01/35 .........................................     3,000,000      3,466,530
       Series RR, XLCA Insured, Pre-Refunded, 5.00%, 7/01/30 .........................................     1,000,000      1,155,510
       Series TT, 5.00%, 7/01/32 .....................................................................    10,000,000      8,348,000
       Series WW, 5.50%, 7/01/38 .....................................................................     6,700,000      5,918,110
    Puerto Rico Municipal Finance Agency Revenue, Series A, FSA Insured, 5.00%, 8/01/27 ..............     2,580,000      2,513,255
    Puerto Rico PBA Guaranteed Revenue, Government Facilities,
       Refunding, Series D, 5.375%, 7/01/33 ..........................................................     1,315,000      1,111,504
       Refunding, Series N, 5.00%, 7/01/32 ...........................................................     5,000,000      4,006,400
    Series D, Pre-Refunded, 5.375%, 7/01/33 ..........................................................     3,685,000      4,065,513
    Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E,
       Pre-Refunded, 5.70%, 8/01/25 ..................................................................     1,000,000      1,042,200
                                                                                                                       ------------
                                                                                                                         86,961,590
                                                                                                                       ------------


                               142 | Annual Report

Franklin Tax-Free Trust

                                                                                                          PRINCIPAL
FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                                      AMOUNT         VALUE
--------------------------------------                                                                   -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES (CONTINUED)
    VIRGIN ISLANDS 0.5%
    Virgin Islands PFAR, Virgin Islands Matching Fund Loan Notes, senior lien,
    Refunding, Series A,
       5.50%, 10/01/15 ...............................................................................   $ 1,500,000   $  1,434,870
       5.50%, 10/01/18 ...............................................................................     1,500,000      1,320,540
                                                                                                                       ------------
                                                                                                                          2,755,410
                                                                                                                       ------------
    TOTAL U.S. TERRITORIES ...........................................................................                   89,717,000
                                                                                                                       ------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS (COST $622,089,827) ..........................                  602,266,697
                                                                                                                       ------------
    SHORT TERM INVESTMENTS 1.8%
    MUNICIPAL BONDS 1.8%
    VIRGINIA 1.8%
(b) Norfolk Redevelopment and Housing Authority Revenue, Old Dominion University Project,
       Refunding, Daily VRDN and Put, 0.60%, 8/01/31 .................................................     2,200,000      2,200,000
(b) Virginia Small Business Financing Authority Hospital Revenue, Carilion Clinic Obligation,
       Series B, Daily VRDN and Put, 0.60%, 7/01/42 ..................................................     9,200,000      9,200,000
                                                                                                                       ------------
    TOTAL SHORT TERM INVESTMENTS (COST $11,400,000) ..................................................                   11,400,000
                                                                                                                       ------------
    TOTAL INVESTMENTS (COST $633,489,827) 98.9% ......................................................                  613,666,697
    OTHER ASSETS, LESS LIABILITIES 1.1% ..............................................................                    7,087,190
                                                                                                                       ------------
    NET ASSETS 100.0% ................................................................................                 $620,753,887
                                                                                                                       ============

See Abbreviations on page 170.

(a) The Internal Revenue Service has issued a preliminary adverse determination, ruling that the income generated by the bonds is taxable. The issuer of the bonds is contesting this determination and, until such time as this is finalized, the Fund will continue to recognize interest income earned on the bonds as tax-exempt. The Trust's management believes that the final outcome of this matter will not have a material adverse impact to the Fund and/or its shareholders.

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 143

Franklin Tax-Free Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
February 28, 2009

                                                                             FRANKLIN            FRANKLIN          FRANKLIN
                                                                         ALABAMA TAX-FREE    FLORIDA TAX-FREE   GEORGIA TAX-FREE
                                                                            INCOME FUND         INCOME FUND        INCOME FUND
                                                                         -----------------   ----------------   ----------------
Assets:
   Investments in securities:
      Cost ...........................................................      $260,870,273      $1,312,717,173      $365,932,281
                                                                            ------------      --------------      ------------
      Value ..........................................................      $249,792,085      $1,291,279,508      $357,075,377
   Cash ..............................................................         6,907,334           4,011,236        14,375,820
   Receivables:
      Capital shares sold ............................................           483,454             717,219         2,275,773
      Interest .......................................................         4,001,095          20,556,651         4,279,543
   Other assets ......................................................               561               2,847               777
                                                                            ------------      --------------      ------------
         Total assets ................................................       261,184,529       1,316,567,461       378,007,290
                                                                            ------------      --------------      ------------
Liabilities:
   Payables:
      Investment securities purchased ................................                --           9,824,800                --
      Capital shares redeemed ........................................           230,991           3,465,764           561,000
      Affiliates .....................................................           161,137             694,957           224,572
      Distributions to shareholders ..................................           154,237             824,682           353,848
   Accrued expenses and other liabilities ............................            50,492             135,349            59,875
                                                                            ------------      --------------      ------------
         Total liabilities ...........................................           596,857          14,945,552         1,199,295
                                                                            ------------      --------------      ------------
            Net assets, at value .....................................      $260,587,672      $1,301,621,909      $376,807,995
                                                                            ============      ==============      ============
Net assets consist of:
   Paid-in capital ...................................................      $279,636,790      $1,326,839,782      $390,817,991
   Undistributed net investment income (distributions in excess of net
      investment income) .............................................            26,501             419,331          (204,054)
   Net unrealized appreciation (depreciation) ........................       (11,078,188)        (21,437,665)       (8,856,904)
   Accumulated net realized gain (loss) ..............................        (7,997,431)         (4,199,539)       (4,949,038)
                                                                            ------------      --------------      ------------
            Net assets, at value .....................................      $260,587,672      $1,301,621,909      $376,807,995
                                                                            ============      ==============      ============
CLASS A:
   Net assets, at value ..............................................      $218,936,653      $1,155,202,367      $308,086,934
                                                                            ============      ==============      ============
   Shares outstanding ................................................        20,673,547         105,954,263        27,417,991
                                                                            ============      ==============      ============
   Net asset value per share(a) ......................................      $      10.59      $        10.90      $      11.24
                                                                            ============      ==============      ============
   Maximum offering price per share (net asset value per
      share / 95.75%) ................................................      $      11.06      $        11.38      $      11.74
                                                                            ============      ==============      ============
CLASS B:
   Net assets, at value ..............................................                --      $   36,535,869                --
                                                                            ============      ==============      ============
   Shares outstanding ................................................                --           3,325,251                --
                                                                            ============      ==============      ============
   Net asset value and maximum offering price per share(a) ...........                --      $        10.99                --
                                                                            ============      ==============      ============
CLASS C:
   Net assets, at value ..............................................      $ 41,651,019      $  109,883,673      $ 68,721,061
                                                                            ============      ==============      ============
   Shares outstanding ................................................         3,897,204           9,936,698         6,053,506
                                                                            ============      ==============      ============
   Net asset value and maximum offering price per share(a) ...........      $      10.69      $        11.06      $      11.35
                                                                            ============      ==============      ============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               144 | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
February 28, 2009

                                                                              FRANKLIN            FRANKLIN             FRANKLIN
                                                                         KENTUCKY TAX-FREE   LOUISIANA TAX-FREE   MARYLAND TAX-FREE
                                                                            INCOME FUND          INCOME FUND          INCOME FUND
                                                                         -----------------   ------------------   -----------------
Assets:
   Investments in securities:
      Cost ...........................................................     $ 166,826,746        $ 318,219,449       $ 568,956,769
                                                                           -------------        -------------       -------------
      Value ..........................................................     $ 160,393,339        $ 297,812,257       $ 519,955,687
   Cash ..............................................................           168,722            6,611,223              38,361
   Receivables:
      Capital shares sold ............................................           171,094              552,002           2,277,269
      Interest .......................................................         2,188,156            4,468,818           6,546,671
   Other assets ......................................................               346                  638               1,089
                                                                           -------------        -------------       -------------
         Total assets ................................................       162,921,657          309,444,938         528,819,077
                                                                           -------------        -------------       -------------
Liabilities:
   Payables:
      Capital shares redeemed ........................................           647,465              476,505             553,158
      Affiliates .....................................................            93,243              181,313             313,933
      Distributions to shareholders ..................................            97,673              184,905             326,810
   Accrued expenses and other liabilities ............................            40,019               51,049              80,018
                                                                           -------------        -------------       -------------
         Total liabilities ...........................................           878,400              893,772           1,273,919
                                                                           -------------        -------------       -------------
            Net assets, at value .....................................     $ 162,043,257        $ 308,551,166       $ 527,545,158
                                                                           =============        =============       =============
Net assets consist of:
   Paid-in capital ...................................................     $ 171,017,834        $ 331,207,990       $ 577,995,806
   Undistributed net investment income ...............................            51,607               13,691             123,235
   Net unrealized appreciation (depreciation) ........................        (6,433,407)         (20,407,192)        (49,001,082)
   Accumulated net realized gain (loss) ..............................        (2,592,777)          (2,263,323)         (1,572,801)
                                                                           -------------        -------------       -------------
            Net assets, at value .....................................     $ 162,043,257        $ 308,551,166       $ 527,545,158
                                                                           =============        =============       =============
CLASS A:
   Net assets, at value ..............................................     $ 162,043,257        $ 266,905,091       $ 426,217,617
                                                                           =============        =============       =============
   Shares outstanding ................................................        15,430,544           25,592,910          41,169,811
                                                                           =============        =============       =============
   Net asset value per share(a) ......................................     $       10.50        $       10.43       $       10.35
                                                                           =============        =============       =============
   Maximum offering price per share (net asset value per
      share / 95.75%) ................................................     $       10.97        $       10.89       $       10.81
                                                                           =============        =============       =============
CLASS C:
   Net assets, at value ..............................................                --        $  41,646,075       $ 101,327,541
                                                                           =============        =============       =============
   Shares outstanding ................................................                --            3,949,965           9,653,118
                                                                           =============        =============       =============
   Net asset value and maximum offering price per share(a) ...........                --        $       10.54       $       10.50
                                                                           =============        =============       =============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 145

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
February 28, 2009

                                                                                                FRANKLIN
                                                                              FRANKLIN       NORTH CAROLINA        FRANKLIN
                                                                         MISSOURI TAX-FREE      TAX-FREE      VIRGINIA TAX-FREE
                                                                            INCOME FUND        INCOME FUND       INCOME FUND
                                                                         -----------------   --------------   -----------------
Assets:
   Investments in securities:
      Cost ...........................................................     $807,050,899       $923,995,201      $633,489,827
                                                                           ------------       ------------      ------------
      Value ..........................................................     $773,206,167       $882,745,089      $613,666,697
   Cash ..............................................................        1,982,420          2,241,308           109,875
   Receivables:
      Capital shares sold ............................................        1,878,010          4,063,090         1,498,909
      Interest .......................................................       10,504,217         12,360,646         7,340,628
   Other assets ......................................................            1,621              1,884             1,304
                                                                           ------------       ------------      ------------
         Total assets ................................................      787,572,435        901,412,017       622,617,413
                                                                           ------------       ------------      ------------
Liabilities:
   Payables:
      Investment securities purchased ................................       10,006,700          5,079,750                --
      Capital shares redeemed ........................................          671,868          1,245,391         1,077,062
      Affiliates .....................................................          419,739            505,814           342,658
      Distributions to shareholders ..................................          465,887            513,046           360,781
   Accrued expenses and other liabilities ............................           99,875            116,849            83,025
                                                                           ------------       ------------      ------------
         Total liabilities ...........................................       11,664,069          7,460,850         1,863,526
                                                                           ------------       ------------      ------------
            Net assets, at value .....................................     $775,908,366       $893,951,167      $620,753,887
                                                                           ============       ============      ============
Net assets consist of:
      Paid-in capital ................................................     $813,730,282       $936,140,529      $645,278,962
      Undistributed net investment income ............................          283,444            634,531           362,867
      Net unrealized appreciation (depreciation) .....................      (33,844,732)       (41,250,112)      (19,823,130)
      Accumulated net realized gain (loss) ...........................       (4,260,628)        (1,573,781)       (5,064,812)
                                                                           ------------       ------------      ------------
            Net assets, at value .....................................     $775,908,366       $893,951,167      $620,753,887
                                                                           ============       ============      ============
CLASS A:
   Net assets, at value ..............................................     $691,271,859       $742,758,604      $547,260,512
                                                                           ============       ============      ============
   Shares outstanding ................................................       61,305,105         65,350,675        49,968,900
                                                                           ============       ============      ============
   Net asset value per share(a) ......................................     $      11.28       $      11.37      $      10.95
                                                                           ============       ============      ============
   Maximum offering price per share (net asset value per
      share / 95.75%) ................................................     $      11.78       $      11.87      $      11.44
                                                                           ============       ============      ============
CLASS C:
   Net assets, at value ..............................................     $ 84,636,507       $151,192,563      $ 73,493,375
                                                                           ============       ============      ============
   Shares outstanding ................................................        7,455,160         13,153,176         6,634,982
                                                                           ============       ============      ============
   Net asset value and maximum offering price per share(a) ...........     $      11.35       $      11.49      $      11.08
                                                                           ============       ============      ============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               146 | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS
for the year ended February 28, 2009

                                                                               FRANKLIN      FRANKLIN      FRANKLIN
                                                                               ALABAMA        FLORIDA       GEORGIA
                                                                               TAX-FREE      TAX-FREE      TAX-FREE
                                                                             INCOME FUND    INCOME FUND   INCOME FUND
                                                                             -----------   ------------   -----------
Investment income:
   Interest ..............................................................   $13,948,294   $ 75,631,471   $17,467,411
                                                                             -----------   ------------   -----------
Expenses:
   Management fees (Note 3a) .............................................     1,472,307      6,535,076     1,827,480
   Distribution fees: (Note 3c)
      Class A ............................................................       230,933      1,244,804       287,252
      Class B ............................................................            --        276,554            --
      Class C ............................................................       267,910        755,888       395,273
Transfer agent fees (Note 3e) ............................................       102,203        446,835       130,951
Custodian fees ...........................................................         4,087         21,058         5,186
Reports to shareholders ..................................................        19,708         71,042        23,984
Registration and filing fees .............................................        12,305         25,508        11,418
Professional fees ........................................................        25,980         34,977        27,305
Trustees' fees and expenses ..............................................         2,318         12,037         2,872
Other ....................................................................        32,555         95,705        37,508
                                                                             -----------   ------------   -----------
         Total expenses ..................................................     2,170,306      9,519,484     2,749,229
                                                                             -----------   ------------   -----------
            Net investment income ........................................    11,777,988     66,111,987    14,718,182
                                                                             -----------   ------------   -----------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments .............................       299,533     (4,026,661)   (2,921,597)
   Net change in unrealized appreciation (depreciation) on investments ...    (7,801,350)   (32,523,051)   (2,999,770)
                                                                             -----------   ------------   -----------
Net realized and unrealized gain (loss) ..................................    (7,501,817)   (36,549,712)   (5,921,367)
                                                                             -----------   ------------   -----------
Net increase (decrease) in net assets resulting from operations ..........   $ 4,276,171   $ 29,562,275   $ 8,796,815
                                                                             ===========   ============   ===========

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 147

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS (CONTINUED)
for the year ended February 28, 2009

                                                                               FRANKLIN      FRANKLIN       FRANKLIN
                                                                               KENTUCKY      LOUISIANA      MARYLAND
                                                                               TAX-FREE      TAX-FREE       TAX-FREE
                                                                             INCOME FUND    INCOME FUND    INCOME FUND
                                                                             -----------   ------------   ------------
Investment income:
   Interest ..............................................................   $ 8,204,146   $ 15,227,411   $ 27,568,716
                                                                             -----------   ------------   ------------
Expenses:
   Management fees (Note 3a) .............................................       922,272      1,583,630      2,626,535
   Distribution fees: (Note 3c)
      Class A ............................................................       158,594        254,359        429,302
      Class C ............................................................            --        261,654        631,361
Transfer agent fees (Note 3e) ............................................        51,639         96,327        223,568
Custodian fees ...........................................................         2,432          4,435          8,123
Reports to shareholders ..................................................        12,346         19,504         37,388
Registration and filing fees .............................................         4,341         22,856         17,371
Professional fees ........................................................        24,431         27,223         29,853
Trustees' fees and expenses ..............................................         1,335          2,459          4,431
Other ....................................................................        26,107         33,453         43,606
                                                                             -----------   ------------   ------------
         Total expenses ..................................................     1,203,497      2,305,900      4,051,538
                                                                             -----------   ------------   ------------
            Net investment income ........................................     7,000,649     12,921,511     23,517,178
                                                                             -----------   ------------   ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments .............................      (488,253)      (880,447)    (1,514,070)
   Net change in unrealized appreciation (depreciation) on investments ...    (1,155,679)    (9,610,506)   (23,977,575)
                                                                             -----------   ------------   ------------
Net realized and unrealized gain (loss) ..................................    (1,643,932)   (10,490,953)   (25,491,645)
                                                                             -----------   ------------   ------------
Net increase (decrease) in net assets resulting from operations ..........   $ 5,356,717   $  2,430,558   $ (1,974,467)
                                                                             ===========   ============   ============

   The accompanying notes are an integral part of these financial statements.


                               148 | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS (CONTINUED)
for the year ended February 28, 2009

                                                                                              FRANKLIN
                                                                               FRANKLIN         NORTH        FRANKLIN
                                                                               MISSOURI       CAROLINA       VIRGINIA
                                                                               TAX-FREE       TAX-FREE       TAX-FREE
                                                                              INCOME FUND    INCOME FUND    INCOME FUND
                                                                             ------------   ------------   ------------
Investment income:
   Interest ..............................................................   $ 38,419,803   $ 44,198,606   $ 30,265,991
                                                                             ------------   ------------   ------------
Expenses:
   Management fees (Note 3a) .............................................      3,615,844      4,196,756      2,943,609
   Distribution fees: (Note 3c)
      Class A ............................................................        666,224        732,466        527,185
      Class C ............................................................        512,130        916,433        442,304
Transfer agent fees (Note 3e) ............................................        304,536        322,628        232,987
Custodian fees ...........................................................         11,107         13,469          9,078
Reports to shareholders ..................................................         52,713         57,564         39,957
Registration and filing fees .............................................         16,073         18,541         14,125
Professional fees ........................................................         37,889         39,093         31,740
Trustees' fees and expenses ..............................................          6,233          7,299          4,988
Other ....................................................................         57,084         73,863         49,921
                                                                             ------------   ------------   ------------
         Total expenses ..................................................      5,279,833      6,378,112      4,295,894
                                                                             ------------   ------------   ------------
            Net investment income ........................................     33,139,970     37,820,494     25,970,097
                                                                             ------------   ------------   ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments .............................        958,192      (448,003)     (2,145,207)
   Net change in unrealized appreciation (depreciation) on investments ...    (20,223,159)   (13,672,900)    (9,810,949)
                                                                             ------------   ------------   ------------
Net realized and unrealized gain (loss) ..................................    (19,264,967)   (14,120,903)   (11,956,156)
                                                                             ------------   ------------   ------------
Net increase (decrease) in net assets resulting from operations ..........   $ 13,875,003   $ 23,699,591   $ 14,013,941
                                                                             ============   ============   ============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 149

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                             FRANKLIN ALABAMA                FRANKLIN FLORIDA
                                                           TAX-FREE INCOME FUND            TAX-FREE INCOME FUND
                                                       ---------------------------   -------------------------------
                                                         YEAR ENDED FEBRUARY 28,         YEAR ENDED FEBRUARY 28,
                                                       ---------------------------   -------------------------------
                                                           2009          2008(a)          2009            2008(a)
                                                       ------------   ------------   --------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ........................   $ 11,777,988   $ 11,347,904   $   66,111,987   $   70,172,266
      Net realized gain (loss) from investments ....        299,533         21,482       (4,026,661)       3,783,922
      Net change in unrealized appreciation
         (depreciation) on investments .............     (7,801,350)   (16,821,918)     (32,523,051)    (102,073,955)
                                                       ------------   ------------   --------------   --------------
            Net increase (decrease) in net assets
               resulting from operations ...........      4,276,171     (5,452,532)      29,562,275      (28,117,767)
                                                       ------------   ------------   --------------   --------------
   Distributions to shareholders from:
      Net investment income:
         Class A ...................................    (10,131,192)    (9,880,146)     (58,140,734)     (63,008,195)
         Class B ...................................             --             --       (1,747,446)      (2,139,667)
         Class C ...................................     (1,562,914)    (1,380,574)      (4,715,478)      (4,973,672)
      Net realized gains:
         Class A ...................................             --             --       (1,408,071)      (3,179,974)
         Class B ...................................             --             --          (49,356)        (121,721)
         Class C ...................................             --             --         (128,830)        (285,792)
                                                       ------------   ------------   --------------   --------------
   Total distributions to shareholders .............    (11,694,106)   (11,260,720)     (66,189,915)     (73,709,021)
                                                       ------------   ------------   --------------   --------------
   Capital share transactions: (Note 2)
         Class A ...................................     (5,232,581)       523,212      (91,571,048)    (106,873,626)
         Class B ...................................             --             --      (10,140,310)      (8,400,713)
         Class C ...................................      4,457,591      2,604,144       (2,898,320)     (12,710,739)
                                                       ------------   ------------   --------------   --------------
Total capital share transactions ...................       (774,990)     3,127,356     (104,609,678)    (127,985,078)
                                                       ------------   ------------   --------------   --------------
Redemption fees ....................................             19            672            1,176              247
                                                       ------------   ------------   --------------   --------------
            Net increase (decrease) in net assets ..     (8,192,906)   (13,585,224)    (141,236,142)    (229,811,619)
Net assets:
   Beginning of year ...............................    268,780,578    282,365,802    1,442,858,051    1,672,669,670
                                                       ------------   ------------   --------------   --------------
   End of year .....................................   $260,587,672   $268,780,578   $1,301,621,909   $1,442,858,051
                                                       ============   ============   ==============   ==============
Undistributed net investment income (distributions
   in excess of net investment income) included in
   net assets:
      End of year ..................................   $     26,501   $    (38,019)  $      419,331   $     (964,291)
                                                       ============   ============   ==============   ==============

(a)  For the year ended February 29.

   The accompanying notes are an integral part of these financial statements.


                               150 | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                             FRANKLIN GEORGIA              FRANKLIN KENTUCKY
                                                           TAX-FREE INCOME FUND          TAX-FREE INCOME FUND
                                                       ---------------------------   ---------------------------
                                                         YEAR ENDED FEBRUARY 28,       YEAR ENDED FEBRUARY 28,
                                                       ---------------------------   ---------------------------
                                                           2009          2008(a)          2009         2008(a)
                                                       ------------   ------------   ------------   ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ........................   $ 14,718,182   $ 11,586,230   $  7,000,649   $  6,234,071
      Net realized gain (loss) from investments ....     (2,921,597)      (412,952)      (488,253)      (121,164)
      Net change in unrealized appreciation
         (depreciation) on investments .............     (2,999,770)   (21,203,857)    (1,155,679)   (12,000,085)
                                                       ------------   ------------   ------------   ------------
            Net increase (decrease) in net assets
               resulting from operations ...........      8,796,815    (10,030,579)     5,356,717     (5,887,178)
                                                       ------------   ------------   ------------   ------------
   Distributions to shareholders from:
      Net investment income:
         Class A ...................................    (12,579,994)    (9,748,797)    (6,911,504)    (6,193,552)
         Class C ...................................     (2,295,173)    (1,844,814)            --             --
                                                       ------------   ------------   ------------   ------------
   Total distributions to shareholders .............    (14,875,167)   (11,593,611)    (6,911,504)    (6,193,552)
                                                       ------------   ------------   ------------   ------------
   Capital share transactions: (Note 2)
         Class A ...................................     60,057,104     50,014,362     13,821,854     13,632,500
         Class C ...................................     17,638,583      5,110,906             --             --
                                                       ------------   ------------   ------------   ------------
   Total capital share transactions ................     77,695,687     55,125,268     13,821,854     13,632,500
                                                       ------------   ------------   ------------   ------------
   Redemption fees .................................             --              3             --             10
                                                       ------------   ------------   ------------   ------------
            Net increase (decrease) in net assets ..     71,617,335     33,501,081     12,267,067      1,551,780
Net assets:
   Beginning of year ...............................    305,190,660    271,689,579    149,776,190    148,224,410
                                                       ------------   ------------   ------------   ------------
   End of year .....................................   $376,807,995   $305,190,660   $162,043,257   $149,776,190
                                                       ============   ============   ============   ============
Undistributed net investment income (distributions
   in excess of net investment income) included in
   net assets:
      End of year ..................................   $   (204,054)  $    (48,762)  $     51,607   $    (37,134)
                                                       ============   ============   ============   ============

(a)  For the year ended February 29.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 151

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                            FRANKLIN LOUISIANA             FRANKLIN MARYLAND
                                                           TAX-FREE INCOME FUND          TAX-FREE INCOME FUND
                                                       ---------------------------   ---------------------------
                                                         YEAR ENDED FEBRUARY 28,       YEAR ENDED FEBRUARY 28,
                                                       ---------------------------   ---------------------------
                                                           2009          2008(a)         2009          2008(a)
                                                       ------------   ------------   ------------   ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ........................   $ 12,921,511   $ 11,003,097   $ 23,517,178   $ 20,675,868
      Net realized gain (loss) from investments ....       (880,447)       590,790     (1,514,070)       901,591
      Net change in unrealized appreciation
         (depreciation) on investments .............     (9,610,506)   (21,900,992)   (23,977,575)   (47,228,091)
                                                       ------------   ------------   ------------   ------------
            Net increase (decrease) in net assets
               resulting from operations ...........      2,430,558    (10,307,105)    (1,974,467)   (25,650,632)
                                                       ------------   ------------   ------------   ------------
   Distributions to shareholders from:
      Net investment income:
         Class A ...................................    (11,272,273)    (9,805,930)   (19,457,945)   (17,727,976)
         Class C ...................................     (1,540,027)    (1,185,118)    (3,796,929)    (2,858,421)
                                                       ------------   ------------   ------------   ------------
   Total distributions to shareholders .............    (12,812,300)   (10,991,048)   (23,254,874)   (20,586,397)
                                                       ------------   ------------   ------------   ------------
   Capital share transactions: (Note 2)
         Class A ...................................     41,385,179     31,950,372     28,830,036     45,305,989
         Class C ...................................      8,148,253      8,792,302     23,590,277     18,455,975
                                                       ------------   ------------   ------------   ------------
   Total capital share transactions ................     49,533,432     40,742,674     52,420,313     63,761,964
                                                       ------------   ------------   ------------   ------------
   Redemption fees .................................             --            498            140          2,149
                                                       ------------   ------------   ------------   ------------
            Net increase (decrease) in net assets ..     39,151,690     19,445,019     27,191,112     17,527,084
Net assets:
   Beginning of year ...............................    269,399,476    249,954,457    500,354,046    482,826,962
                                                       ------------   ------------   ------------   ------------
   End of year .....................................   $308,551,166   $269,399,476   $527,545,158   $500,354,046
                                                       ============   ============   ============   ============
Undistributed net investment income (distributions
   in excess of net investment income) included in
   net assets:
      End of year ..................................   $     13,691   $    (95,470)  $    123,235   $   (131,422)
                                                       ============   ============   ============   ============

(a)  For the year ended February 29.

   The accompanying notes are an integral part of these financial statements.


                               152 | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                            FRANKLIN MISSOURI          FRANKLIN NORTH CAROLINA
                                                          TAX-FREE INCOME FUND           TAX-FREE INCOME FUND
                                                       ---------------------------   ---------------------------
                                                         YEAR ENDED FEBRUARY 28,       YEAR ENDED FEBRUARY 28,
                                                       ---------------------------   ---------------------------
                                                           2009          2008(a)         2009          2008(a)
                                                       ------------   ------------   ------------   ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ........................   $ 33,139,970   $ 29,454,876   $ 37,820,494   $ 31,817,345
      Net realized gain (loss) from investments ....        958,192       (904,141)      (448,003)      (284,409)
      Net change in unrealized appreciation
         (depreciation) on investments .............    (20,223,159)   (49,703,254)   (13,672,900)   (62,059,462)
                                                       ------------   ------------   ------------   ------------
         Net increase (decrease) in net assets
            resulting from operations ..............     13,875,003    (21,152,519)    23,699,591    (30,526,526)
                                                       ------------   ------------   ------------   ------------
Distributions to shareholders from:
   Net investment income:
      Class A ......................................    (29,678,906)   (26,636,426)   (31,640,924)   (27,242,374)
      Class C ......................................     (3,052,630)    (2,602,929)    (5,247,665)    (4,369,823)
                                                       ------------   ------------   ------------   ------------
Total distributions to shareholders ................    (32,731,536)   (29,239,355)   (36,888,589)   (31,612,197)
                                                       ------------   ------------   ------------   ------------
Capital share transactions: (Note 2)
      Class A ......................................     85,168,122     55,048,990     80,134,686     99,458,941
      Class C ......................................     15,120,904      6,542,901     29,627,681     15,706,331
                                                       ------------   ------------   ------------   ------------
Total capital share transactions ...................    100,289,026     61,591,891    109,762,367    115,165,272
                                                       ------------   ------------   ------------   ------------
Redemption fees ....................................            439          2,371            644          2,034
                                                       ------------   ------------   ------------   ------------
         Net increase (decrease) in net assets .....     81,432,932     11,202,388     96,574,013     53,028,583
Net assets:
   Beginning of year ...............................    694,475,434    683,273,046    797,377,154    744,348,571
                                                       ------------   ------------   ------------   ------------
   End of year .....................................   $775,908,366   $694,475,434   $893,951,167   $797,377,154
                                                       ============   ============   ============   ============
Undistributed net investment income (distributions
   in excess of net investment income) included in
   net assets:
      End of year ..................................   $    283,444   $   (125,095)  $    634,531   $   (289,395)
                                                       ============   ============   ============   ============

(a)  For the year ended February 29.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 153

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                            FRANKLIN VIRGINIA
                                                           TAX-FREE INCOME FUND
                                                       ---------------------------
                                                         YEAR ENDED FEBRUARY 28,
                                                       ---------------------------
                                                           2009         2008(a)
                                                       ------------   ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ........................   $ 25,970,097   $ 23,037,881
      Net realized gain (loss) from investments ....     (2,145,207)       767,869
      Net change in unrealized appreciation
         (depreciation) on investments .............     (9,810,949)   (36,610,627)
                                                       ------------   ------------
            Net increase (decrease) in net assets
               resulting from operations ...........     14,013,941    (12,804,877)
                                                       ------------   ------------
Distributions to shareholders from:
   Net investment income:
      Class A ......................................    (22,666,320)   (21,012,887)
      Class C ......................................     (2,515,309)    (2,117,720)
                                                       ------------   ------------
Total distributions to shareholders ................    (25,181,629)   (23,130,607)
                                                       ------------   ------------
Capital share transactions: (Note 2)
      Class A ......................................     62,664,423     32,953,142
      Class C ......................................     14,608,564      7,393,073
                                                       ------------   ------------
Total capital share transactions ...................     77,272,987     40,346,215
                                                       ------------   ------------
Redemption fees ....................................            483          2,724
                                                       ------------   ------------
            Net increase (decrease) in net assets ..     66,105,782      4,413,455
Net assets:
   Beginning of year ...............................    554,648,105    550,234,650
                                                       ------------   ------------
   End of year .....................................   $620,753,887   $554,648,105
                                                       ============   ============
Undistributed net investment income (distributions
   in excess of net investment income) included in
   net assets:
      End of year ..................................   $    362,867   $   (424,903)
                                                       ============   ============

(a)  For the year ended February 29.

   The accompanying notes are an integral part of these financial statements.


                               154 | Annual Report

Franklin Tax-Free Trust

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-four separate funds, nine of which are included in this report (Funds). The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A                      CLASS A & CLASS C                              CLASS A, CLASS B & CLASS C
-------                      -----------------                              --------------------------
Franklin Kentucky Tax-Free   Franklin Alabama Tax-Free Income Fund          Franklin Florida Tax-Free Income Fund
Income Fund                  Franklin Georgia Tax-Free Income Fund
                             Franklin Louisiana Tax-Free Income Fund
                             Franklin Maryland Tax-Free Income Fund
                             Franklin Missouri Tax-Free Income Fund
                             Franklin North Carolina Tax-Free Income Fund
                             Franklin Virginia Tax-Free Income Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.


                               Annual Report | 155

Franklin Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. SECURITIES PURCHASED ON A WHEN-ISSUED AND DELAYED DELIVERY BASIS

The Funds may purchase securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

C. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.

The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of February 28, 2009, and have determined that no provision for income tax is required in the Funds' financial statements.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. Distributions from realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.


                               156 | Annual Report

Franklin Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. INSURANCE

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, there is a risk that in the event of an issuer default, the insurer may not be able to fulfill its obligations under the terms of the policy.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Funds and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                               Annual Report | 157

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST

At February 28, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

                                                           FRANKLIN ALABAMA             FRANKLIN FLORIDA
                                                         TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                                       -------------------------   ---------------------------
                                                         SHARES        AMOUNT         SHARES        AMOUNT
                                                       ----------   ------------   -----------   -------------
CLASS A SHARES:
Year ended February 28, 2009
   Shares sold .....................................    3,049,727   $ 33,250,600    10,600,472   $ 118,757,513
   Shares issued in reinvestment of distributions ..      543,176      5,840,149     2,468,269      27,399,969
   Shares redeemed .................................   (4,187,180)   (44,323,330)  (21,678,782)   (237,728,530)
                                                       ----------   ------------   -----------   -------------
   Net increase (decrease) .........................     (594,277)  $ (5,232,581)   (8,610,041)  $ (91,571,048)
                                                       ==========   ============   ===========   =============
Year ended February 29, 2008
   Shares sold .....................................    2,955,594   $ 33,565,509    10,215,195   $ 119,707,897
   Shares issued in reinvestment of distributions ..      494,764      5,608,283     2,572,445      30,127,358
   Shares redeemed .................................   (3,410,200)   (38,650,580)  (21,932,153)   (256,708,881)
                                                       ----------   ------------   -----------   -------------
   Net increase (decrease) .........................       40,158   $    523,212    (9,144,513)  $(106,873,626)
                                                       ==========   ============   ===========   =============
CLASS B SHARES:
Year ended February 28, 2009
   Shares sold .....................................                                    60,574   $     675,962
   Shares issued in reinvestment of distributions ..                                    85,294         956,449
   Shares redeemed .................................                                (1,055,974)    (11,772,721)
                                                                                   -----------   -------------
   Net increase (decrease) .........................                                  (910,106)  $ (10,140,310)
                                                                                   ===========   =============
Year ended February 29, 2008
   Shares sold .....................................                                    48,660   $     577,089
   Shares issued in reinvestment of distributions ..                                   107,339       1,266,297
   Shares redeemed .................................                                  (868,470)    (10,244,099)
                                                                                   -----------   -------------
   Net increase (decrease) .........................                                  (712,471)  $  (8,400,713)
                                                                                   ===========   =============
CLASS C SHARES:
Year ended February 28, 2009
   Shares sold .....................................      960,305   $ 10,609,980     1,817,897   $  20,644,547
   Shares issued in reinvestment of distributions ..       72,730        787,579       242,305       2,725,468
   Shares redeemed .................................     (644,006)    (6,939,968)   (2,360,072)    (26,268,335)
                                                       ----------   ------------   -----------   -------------
   Net increase (decrease) .........................      389,029   $  4,457,591      (299,870)  $  (2,898,320)
                                                       ==========   ============   ===========   =============
Year ended February 29, 2008
   Shares sold .....................................      762,716   $  8,726,868     1,485,824   $  17,639,138
   Shares issued in reinvestment of distributions ..       57,424        656,401       239,973       2,847,253
   Shares redeemed .................................     (595,027)    (6,779,125)   (2,796,627)    (33,197,130)
                                                       ----------   ------------   -----------   -------------
   Net increase (decrease) .........................      225,113   $  2,604,144    (1,070,830)  $ (12,710,739)
                                                       ==========   ============   ===========   =============


                              158 | Annual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                           FRANKLIN GEORGIA            FRANKLIN KENTUCKY
                                                         TAX-FREE INCOME FUND        TAX-FREE INCOME FUND
                                                       -------------------------   -------------------------
                                                         SHARES        AMOUNT        SHARES        AMOUNT
                                                       ----------   ------------   ----------   ------------
CLASS A SHARES:
Year ended February 28, 2009
   Shares sold .....................................    8,519,500   $ 97,359,178    2,741,271   $ 29,431,566
   Shares issued in reinvestment of distributions ..      681,315      7,733,193      446,025      4,717,263
   Shares redeemed .................................   (4,056,075)   (45,035,267)  (1,932,255)   (20,326,975)
                                                       ----------   ------------   ----------   ------------
   Net increase (decrease) .........................    5,144,740   $ 60,057,104    1,255,041   $ 13,821,854
                                                       ==========   ============   ==========   ============
Year ended February 29, 2008
   Shares sold .....................................    6,305,544   $ 75,730,670    2,660,793   $ 29,822,700
   Shares issued in reinvestment of distributions ..      513,429      6,143,251      366,935      4,110,361
   Shares redeemed .................................   (2,666,217)   (31,859,559)  (1,814,392)   (20,300,561)
                                                       ----------   ------------   ----------   ------------
   Net increase (decrease) .........................    4,152,756   $ 50,014,362    1,213,336   $ 13,632,500
                                                       ==========   ============   ==========   ============
CLASS C SHARES:
Year ended February 28, 2009
   Shares sold .....................................    2,259,060   $ 26,073,383
   Shares issued in reinvestment of distributions ..      128,847      1,474,913
   Shares redeemed .................................     (873,821)    (9,909,713)
                                                       ----------   ------------
   Net increase (decrease) .........................    1,514,086   $ 17,638,583
                                                       ==========   ============
Year ended February 29, 2008
   Shares sold .....................................    1,361,938   $ 16,469,882
   Shares issued in reinvestment of distributions ..       97,027      1,172,321
   Shares redeemed .................................   (1,038,261)   (12,531,297)
                                                       ----------   ------------
   Net increase (decrease) .........................      420,704   $  5,110,906
                                                       ==========   ============

                                                          FRANKLIN LOUISIANA           FRANKLIN MARYLAND
                                                         TAX-FREE INCOME FUND        TAX-FREE INCOME FUND
                                                       -------------------------   -------------------------
                                                         SHARES        AMOUNT        SHARES        AMOUNT
                                                       ----------   ------------   ----------   ------------
CLASS A SHARES:
Year ended February 28, 2009
   Shares sold .....................................    6,811,042   $ 73,406,545    8,971,597   $ 95,689,803
   Shares issued in reinvestment of distributions ..      725,918      7,713,876    1,170,434     12,458,451
   Shares redeemed .................................   (3,767,887)   (39,735,242)  (7,579,820)   (79,318,218)
                                                       ----------   ------------   ----------   ------------
   Net increase (decrease) .........................    3,769,073   $ 41,385,179    2,562,211   $ 28,830,036
                                                       ==========   ============   ==========   ============
Year ended February 29, 2008
   Shares sold .....................................    4,916,730   $ 56,127,477    8,816,127   $102,010,423
   Shares issued in reinvestment of distributions ..      571,302      6,518,549      990,085     11,434,098
   Shares redeemed .................................   (2,685,754)   (30,695,654)  (5,905,651)   (68,138,532)
                                                       ----------   ------------   ----------   ------------
   Net increase (decrease) .........................    2,802,278   $ 31,950,372    3,900,561   $ 45,305,989
                                                       ==========   ============   ==========   ============


                              Annual Report | 159

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                         FRANKLIN LOUISIANA           FRANKLIN MARYLAND
                                                        TAX-FREE INCOME FUND        TAX-FREE INCOME FUND
                                                       -----------------------   -------------------------
                                                        SHARES       AMOUNT        SHARES        AMOUNT
                                                       ---------   -----------   ----------   ------------
CLASS C SHARES:
Year ended February 28, 2009
   Shares sold .....................................   1,549,355   $17,015,668    3,577,048   $ 39,451,384
   Shares issued in reinvestment of distributions ..      99,172     1,064,751      244,981      2,634,949
   Shares redeemed .................................    (931,984)   (9,932,166)  (1,739,547)   (18,496,056)
                                                       ----------  -----------   ----------   ------------
   Net increase (decrease) .........................     716,543   $ 8,148,253    2,082,482   $ 23,590,277
                                                       ==========  ===========   ==========   ============
Year ended February 29, 2008
   Shares sold .....................................   1,216,169   $14,058,445    2,439,584   $ 28,638,380
   Shares issued in reinvestment of distributions ..      67,871       782,271      163,843      1,915,428
   Shares redeemed .................................    (525,078)   (6,048,414)  (1,034,758)   (12,097,833)
                                                       ----------  -----------   ----------   ------------
   Net increase (decrease) .........................     758,962   $ 8,792,302    1,568,669   $ 18,455,975
                                                       ==========  ===========   ==========   ============

                                                            FRANKLIN MISSOURI         FRANKLIN NORTH CAROLINA
                                                          TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                                       --------------------------   ---------------------------
                                                         SHARES         AMOUNT         SHARES        AMOUNT
                                                       ----------   -------------   -----------   -------------
CLASS A SHARES:
Year ended February 28, 2009
   Shares sold .....................................   15,357,031   $ 176,182,581    18,537,029   $ 212,922,287
   Shares issued in reinvestment of distributions ..    1,640,360      18,747,963     1,820,793      20,749,426
   Shares redeemed .................................   (9,760,719)   (109,762,422)  (13,806,721)   (153,537,027)
                                                       ----------   -------------   -----------   -------------
   Net increase (decrease) .........................    7,236,672   $  85,168,122     6,551,101   $  80,134,686
                                                       ==========   =============   ===========   =============
Year ended February 29, 2008
   Shares sold .....................................   10,035,056   $ 121,741,219    15,400,186   $ 186,717,651
   Shares issued in reinvestment of distributions ..    1,361,564      16,488,739     1,435,869      17,397,862
   Shares redeemed .................................   (6,893,876)    (83,180,968)   (8,656,340)   (104,656,572)
                                                       ----------   -------------   -----------   -------------
   Net increase (decrease) .........................    4,502,744   $  55,048,990     8,179,715   $  99,458,941
                                                       ==========   =============   ===========   =============
CLASS C SHARES:
Year ended February 28, 2009
   Shares sold .....................................    2,380,212   $  27,514,674     4,243,730   $  49,653,841
   Shares issued in reinvestment of distributions ..      170,334       1,959,354       292,342       3,365,327
   Shares redeemed .................................   (1,267,186)    (14,353,124)   (2,053,384)    (23,391,487)
                                                       ----------   -------------   -----------   -------------
   Net increase (decrease) .........................    1,283,360   $  15,120,904     2,482,688   $  29,627,681
                                                       ==========   =============   ===========   =============
Year ended February 29, 2008
   Shares sold .....................................    1,305,112   $  15,931,915     2,677,565   $  32,877,531
   Shares issued in reinvestment of distributions ..      136,584       1,664,654       226,645       2,775,254
   Shares redeemed .................................     (906,099)    (11,053,668)   (1,631,490)    (19,946,454)
                                                       ----------   -------------   -----------   -------------
   Net increase (decrease) .........................      535,597   $   6,542,901     1,272,720   $  15,706,331
                                                       ==========   =============   ===========   =============


                              160 | Annual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                            FRANKLIN VIRGINIA
                                                           TAX-FREE INCOME FUND
                                                        -------------------------
                                                          SHARES        AMOUNT
                                                        ----------   ------------
CLASS A SHARES:
Year ended February 28, 2009
   Shares sold ......................................   12,174,383   $135,208,637
   Shares issued in reinvestment of distributions ...    1,312,036     14,488,670
   Shares redeemed ..................................   (7,968,618)   (87,032,884)
                                                        ----------   ------------
   Net increase (decrease) ..........................    5,517,801   $ 62,664,423
                                                        ==========   ============
Year ended February 29, 2008
   Shares sold ......................................    7,803,075   $ 91,110,918
   Shares issued in reinvestment of distributions ...    1,122,045     13,074,013
   Shares redeemed ..................................   (6,115,479)   (71,231,789)
                                                        ----------   ------------
   Net increase (decrease) ..........................    2,809,641   $ 32,953,142
                                                        ==========   ============
CLASS C SHARES:
Year ended February 28, 2009
   Shares sold ......................................    2,294,542   $ 25,883,501
   Shares issued in reinvestment of distributions ...      162,010      1,806,195
   Shares redeemed ..................................   (1,192,892)   (13,081,132)
                                                        ----------   ------------
   Net increase (decrease) ..........................    1,263,660   $ 14,608,564
                                                        ==========   ============
Year ended February 29, 2008
   Shares sold ......................................    1,173,322   $ 13,824,750
   Shares issued in reinvestment of distributions ...      122,432      1,441,770
   Shares redeemed ..................................     (668,286)    (7,873,447)
                                                        ----------   ------------
   Net increase (decrease) ..........................      627,468   $  7,393,073
                                                        ==========   ============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                            AFFILIATION
----------                                                      ----------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent


                               Annual Report | 161

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Funds pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------------------------------------------------
       0.625%         Up to and including $100 million
       0.500%         Over $100 million, up to and including $250 million
       0.450%         Over $250 million, up to and including $7.5 billion
       0.440%         Over $7.5 billion, up to and including $10 billion
       0.430%         Over $10 billion, up to and including $12.5 billion
       0.420%         Over $12.5 billion, up to and including $15 billion
       0.400%         Over $15 billion, up to and including $17.5 billion
       0.380%         Over $17.5 billion, up to and including $20 billion
       0.360%         In excess of $20 billion

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of the Funds' shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Funds' compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                         FRANKLIN      FRANKLIN      FRANKLIN      FRANKLIN
                         ALABAMA       FLORIDA       GEORGIA       KENTUCKY
                         TAX-FREE      TAX-FREE      TAX-FREE      TAX-FREE
                       INCOME FUND   INCOME FUND   INCOME FUND   INCOME FUND
                       -----------   -----------   -----------   -----------
Reimbursement Plans:
   Class A                0.10%          0.10%        0.10%         0.10%
Compensation Plans:
   Class B                  --           0.65%          --            --
   Class C                0.65%          0.65%        0.65%           --


                               162 | Annual Report

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

                         FRANKLIN      FRANKLIN      FRANKLIN       FRANKLIN
                        LOUISIANA      MARYLAND      MISSOURI    NORTH CAROLINA
                         TAX-FREE      TAX-FREE      TAX-FREE       TAX-FREE
                       INCOME FUND   INCOME FUND   INCOME FUND     INCOME FUND
                       -----------   -----------   -----------   --------------
Reimbursement Plans:
   Class A .........      0.10%         0.10%         0.10%           0.10%
Compensation Plans:
   Class C .........      0.65%         0.65%         0.65%           0.65%

                         FRANKLIN
                         VIRGINIA
                         TAX-FREE
                       INCOME FUND
                       -----------
Reimbursement Plans:
   Class A .........      0.10%
Compensation Plans:
   Class C .........      0.65%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

                                                      FRANKLIN      FRANKLIN      FRANKLIN
                                                      ALABAMA       FLORIDA       GEORGIA
                                                      TAX-FREE      TAX-FREE      TAX-FREE
                                                    INCOME FUND   INCOME FUND   INCOME FUND
                                                    -----------   -----------   -----------
Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ..................      $75,575      $204,251      $149,447
Contingent deferred sales charges retained ......      $17,920      $ 42,980      $ 16,106

                                                      FRANKLIN      FRANKLIN      FRANKLIN
                                                      KENTUCKY     LOUISIANA      MARYLAND
                                                      TAX-FREE      TAX-FREE      TAX-FREE
                                                    INCOME FUND   INCOME FUND   INCOME FUND
                                                    -----------   -----------   -----------
Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ..................      $79,888      $176,765      $198,969
Contingent deferred sales charges retained ......      $   452      $ 20,926      $ 39,435

                                                                    FRANKLIN
                                                      FRANKLIN       NORTH        FRANKLIN
                                                      MISSOURI      CAROLINA      VIRGINIA
                                                      TAX-FREE      TAX-FREE      TAX-FREE
                                                    INCOME FUND   INCOME FUND   INCOME FUND
                                                    -----------   -----------   -----------
Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ..................     $418,184      $358,415      $225,833
Contingent deferred sales charges retained ......     $ 85,995      $ 44,921      $ 33,994


                               Annual Report | 163

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

E. TRANSFER AGENT FEES

For the year ended February 28, 2009, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                            FRANKLIN      FRANKLIN      FRANKLIN
                                            ALABAMA       FLORIDA       GEORGIA
                                            TAX-FREE      TAX-FREE      TAX-FREE
                                          INCOME FUND   INCOME FUND   INCOME FUND
                                          -----------   -----------   -----------
Transfer agent fees ...................     $57,769       $266,361      $73,834

                                            FRANKLIN      FRANKLIN      FRANKLIN
                                            KENTUCKY     LOUISIANA      MARYLAND
                                            TAX-FREE      TAX-FREE      TAX-FREE
                                          INCOME FUND   INCOME FUND   INCOME FUND
                                          -----------   -----------   -----------
Transfer agent fees ...................     $29,712       $52,272       $135,492

                                            FRANKLIN       FRANKLIN        FRANKLIN
                                            MISSOURI    NORTH CAROLINA     VIRGINIA
                                            TAX-FREE       TAX-FREE        TAX-FREE
                                          INCOME FUND     INCOME FUND    INCOME FUND
                                          -----------   --------------   -----------
Transfer agent fees ...................     $181,955       $167,349        $137,369

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At February 28, 2009, the capital loss carryforwards were as follows:

                                           FRANKLIN       FRANKLIN      FRANKLIN
                                            ALABAMA       FLORIDA       GEORGIA
                                           TAX-FREE      TAX-FREE       TAX-FREE
                                          INCOME FUND   INCOME FUND   INCOME FUND
                                          -----------   -----------   -----------
Capital loss carryforwards expiring in:
   2010 ...............................    $6,996,921     $     --     $       --
   2011 ...............................       804,634           --             --
   2012 ...............................       195,876           --        972,862
   2013 ...............................            --           --        416,353
   2014 ...............................            --           --         51,012
   2015 ...............................            --           --        125,659
   2016 ...............................            --           --        414,407
   2017 ...............................            --      365,411      2,923,290
                                           ----------     --------     ----------
                                           $7,997,431     $365,411     $4,903,583
                                           ==========     ========     ==========


                               164 | Annual Report

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)

                                            FRANKLIN      FRANKLIN      FRANKLIN
                                            KENTUCKY     LOUISIANA      MARYLAND
                                            TAX-FREE      TAX-FREE      TAX-FREE
                                          INCOME FUND   INCOME FUND   INCOME FUND
                                          -----------   -----------   -----------
Capital loss carryforwards expiring in:
   2010 ...............................    $  413,791    $       --    $       --
   2012 ...............................     1,264,854     1,142,711            --
   2013 ...............................       253,770       240,220        66,378
   2014 ...............................        65,408            --            --
   2016 ...............................       107,105            --            --
   2017 ...............................       417,325        42,794     1,506,424
                                           ----------    ----------    ----------
                                           $2,522,253    $1,425,725    $1,572,802
                                           ==========    ==========    ==========

                                            FRANKLIN       FRANKLIN        FRANKLIN
                                            MISSOURI    NORTH CAROLINA     VIRGINIA
                                            TAX-FREE       TAX-FREE        TAX-FREE
                                          INCOME FUND     INCOME FUND    INCOME FUND
                                          -----------   --------------   -----------
Capital loss carryforwards expiring in:
   2010 ...............................   $        --      $     --       $1,188,255
   2011 ...............................       196,258            --               --
   2012 ...............................     1,619,914       335,790        1,236,561
   2013 ...............................     1,384,535            --               --
   2016 ...............................       776,667            --               --
                                          -----------      --------       ----------
                                          $ 3,977,374      $335,790       $2,424,816
                                          ===========      ========       ==========

During the year end February 28, 2009, the funds utilized capital loss carryforwards as follows:

  FRANKLIN      FRANKLIN       FRANKLIN        FRANKLIN
  ALABAMA       MISSOURI    NORTH CAROLINA     VIRGINIA
  TAX-FREE      TAX-FREE       TAX-FREE        TAX-FREE
INCOME FUND   INCOME FUND     INCOME FUND    INCOME FUND
-----------   -----------   --------------   -----------
  $318,895     $958,087        $371,360        $495,487

On February 28, 2009, the following funds had expired capital loss carryforwards, which were reclassified to paid-in capital.

  FRANKLIN       FRANKLIN        FRANKLIN
  GEORGIA     NORTH CAROLINA     VIRGINIA
  TAX-FREE       TAX-FREE        TAX-FREE
INCOME FUND    INCOME FUND     INCOME FUND
-----------   --------------   -----------
  $833,999      $1,644,939       $459,518


                               Annual Report | 165

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At February 28, 2009, deferred losses were as follows:

  FRANKLIN      FRANKLIN      FRANKLIN       FRANKLIN        FRANKLIN
  FLORIDA       KENTUCKY     LOUISIANA    NORTH CAROLINA     VIRGINIA
  TAX-FREE      TAX-FREE      TAX-FREE       TAX-FREE        TAX-FREE
INCOME FUND   INCOME FUND   INCOME FUND     INCOME FUND    INCOME FUND
-----------   -----------   -----------   --------------   -----------
 $3,536,543     $70,524       $837,598       $811,384       $2,639,996

The tax character of distributions paid during the years ended February 28, 2009 and February 29, 2008, was as follows:

                                    FRANKLIN ALABAMA            FRANKLIN FLORIDA
                                  TAX-FREE INCOME FUND        TAX-FREE INCOME FUND
                               -------------------------   -------------------------
                                   2009          2008          2009          2008
                               -----------   -----------   -----------   -----------
Distributions paid from:
   Tax exempt income .......   $11,694,106   $11,260,720   $64,603,658   $70,121,534
   Long term capital gain ..            --            --     1,586,257     3,587,487
                               -----------   -----------   -----------   -----------
                               $11,694,106   $11,260,720   $66,189,915   $73,709,021
                               ===========   ===========   ===========   ===========

                                    FRANKLIN GEORGIA           FRANKLIN KENTUCKY
                                  TAX-FREE INCOME FUND       TAX-FREE INCOME FUND
                               -------------------------   ------------------------
                                   2009          2008         2009          2008
                               -----------   -----------   ----------    ----------
Distributions paid from -
   tax exempt income .......   $14,875,167   $11,593,611   $6,911,504    $6,193,552
                               -----------   -----------   ----------    ----------

                                   FRANKLIN LOUISIANA          FRANKLIN MARYLAND
                                  TAX-FREE INCOME FUND       TAX-FREE INCOME FUND
                               -------------------------   -------------------------
                                   2009          2008          2009          2008
                               -----------   -----------   -----------   -----------
Distributions paid from -
   tax exempt income .......   $12,812,300   $10,991,048   $23,254,874   $20,586,397
                               -----------   -----------   -----------   -----------

                                   FRANKLIN MISSOURI        FRANKLIN NORTH CAROLINA
                                  TAX-FREE INCOME FUND        TAX-FREE INCOME FUND
                               -------------------------   -------------------------
                                   2009          2008          2009          2008
                               -----------   -----------   -----------   -----------
Distributions paid from -
   tax exempt income .......   $32,731,536   $29,239,355   $36,888,589   $31,612,197
                               -----------   -----------   -----------   -----------

                                   FRANKLIN VIRGINIA
                                  TAX-FREE INCOME FUND
                               -------------------------
                                   2009          2008
                               -----------   -----------
Distributions paid from -
   tax exempt income .......   $25,181,629   $23,130,607
                               -----------   -----------


                               166 | Annual Report

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)

At February 28, 2009, the cost of investments, net unrealized appreciation (depreciation) and undistributed tax exempt income for income tax purposes were as follows:

                                                   FRANKLIN        FRANKLIN        FRANKLIN
                                                    ALABAMA         FLORIDA         GEORGIA
                                                   TAX-FREE        TAX-FREE        TAX-FREE
                                                  INCOME FUND     INCOME FUND     INCOME FUND
                                                 ------------   --------------   ------------
Cost of investments ..........................   $260,833,554   $1,312,758,273   $365,960,394
                                                 ============   ==============   ============
Unrealized appreciation ......................   $  5,884,784   $   46,414,225   $  9,654,339
Unrealized depreciation ......................    (16,926,253)     (67,892,990)   (18,539,356)
                                                 ------------   --------------   ------------
Net unrealized appreciation (depreciation) ...   $(11,041,469)  $  (21,478,765)  $ (8,885,017)
                                                 ============   ==============   ============
Distributable earnings - undistributed tax
   exempt income .............................   $    144,020   $      987,528   $    132,454
                                                 ============   ==============   ============

                                                   FRANKLIN       FRANKLIN       FRANKLIN
                                                   KENTUCKY       LOUISIANA      MARYLAND
                                                   TAX-FREE       TAX-FREE       TAX-FREE
                                                  INCOME FUND    INCOME FUND    INCOME FUND
                                                 ------------   ------------   ------------
Cost of investments ..........................   $166,819,579   $318,198,980   $568,928,424
                                                 ============   ============   ============
Unrealized appreciation ......................   $  3,424,880   $  4,399,855   $  9,153,443
Unrealized depreciation ......................     (9,851,120)   (24,786,578)   (58,126,180)
                                                 ------------   ------------   ------------
Net unrealized appreciation (depreciation) ...   $ (6,426,240)  $(20,386,723)  $(48,972,737)
                                                 ============   ============   ============
Distributable earnings - undistributed tax
   exempt income .............................   $    142,113   $    178,127   $    421,702
                                                 ============   ============   ============

                                                   FRANKLIN        FRANKLIN        FRANKLIN
                                                   MISSOURI     NORTH CAROLINA     VIRGINIA
                                                   TAX-FREE        TAX-FREE        TAX-FREE
                                                  INCOME FUND     INCOME FUND     INCOME FUND
                                                 ------------   --------------   ------------
Cost of investments ..........................   $807,253,335    $924,367,380    $633,456,612
                                                 ============    ============    ============
Unrealized appreciation ......................   $ 18,159,894    $ 15,215,688    $ 14,724,339
Unrealized depreciation ......................    (52,207,062)    (56,837,979)    (34,514,254)
                                                 ------------    ------------    ------------
Net unrealized appreciation (depreciation) ...   $(34,047,168)   $(41,622,291)   $(19,789,915)
                                                 ============    ============    ============
Distributable earnings - undistributed tax
   exempt income .............................   $    668,511    $  1,093,149    $    690,436
                                                 ============    ============    ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and bond discounts.


                               Annual Report | 167

Franklin Tax-Free Trust

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended February 28, 2009, were as follows:

                                               FRANKLIN      FRANKLIN       FRANKLIN
                                               ALABAMA        FLORIDA       GEORGIA
                                               TAX-FREE      TAX-FREE       TAX-FREE
                                             INCOME FUND    INCOME FUND   INCOME FUND
                                             -----------   ------------   -----------
Purchases ................................   $54,275,443   $148,155,493   $99,991,036
Sales ....................................   $60,778,987   $268,454,483   $32,027,738

                                               FRANKLIN      FRANKLIN      FRANKLIN
                                               KENTUCKY     LOUISIANA      MARYLAND
                                               TAX-FREE      TAX-FREE      TAX-FREE
                                             INCOME FUND   INCOME FUND   INCOME FUND
                                             -----------   -----------   -----------
Purchases ................................   $33,273,923   $81,643,511   $95,969,294
Sales ....................................   $15,852,110   $33,409,939   $45,809,935

                                               FRANKLIN        FRANKLIN        FRANKLIN
                                               MISSOURI     NORTH CAROLINA     VIRGINIA
                                               TAX-FREE        TAX-FREE        TAX-FREE
                                              INCOME FUND     INCOME FUND     INCOME FUND
                                             ------------    ------------    ------------
Purchases ................................   $191,190,285    $182,629,863    $131,966,279
Sales ....................................   $ 90,206,042    $ 60,242,419    $ 50,670,039

6. CONCENTRATION OF RISK

Each of the Funds invests a large percentage of its total assets in obligations of issuers within its respective state, U.S. territories, or the District of Columbia. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states, U.S. territories, or the District of Columbia. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the funds to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

7. CREDIT FACILITY

Effective January 23, 2009, the Funds, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.


                               168 | Annual Report

Franklin Tax-Free Trust

7. CREDIT FACILITY (CONTINUED)

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period, the Funds incurred commitment fees of $1,245 of their pro rata portion of the Global Credit Facility, which is reflected in Other expenses on the Statements of Operations. During the year ended February 28, 2009, the Funds did not utilize the Global Credit Facility.

8. FAIR VALUE MEASUREMENTS

The Funds adopted Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157), on March 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Funds have determined that the implementation of SFAS 157 did not have a material impact on the Funds' financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

     -    Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

At February 28, 2009, all of the Funds' investments in securities carried at fair value were in Level 2 inputs.


                               Annual Report | 169

Franklin Tax-Free Trust

ABBREVIATIONS

SELECTED PORTFOLIO

ACA   - American Capital Access Holdings Inc.
AMBAC - American Municipal Bond Assurance Corp.
BHAC  - Berkshire Hathaway Assurance Corp.
CDA   - Community Development Authority/Agency
CDD   - Community Development District
CDR   - Community Development Revenue
CIFG  - CDC IXIS Financial Guaranty
COP   - Certificate of Participation
CRDA  - Community Redevelopment Authority/Agency
EDA   - Economic Development Authority
EDC   - Economic Development Corp.
EDR   - Economic Development Revenue
ETM   - Escrow to Maturity
FGIC  - Financial Guaranty Insurance Co.
FHA   - Federal Housing Authority/Agency
FNMA  - Federal National Mortgage Association
FSA   - Financial Security Assurance Inc.
GARBS - General Airport Revenue Bonds
GNMA  - Government National Mortgage Association
GO    - General Obligation
HDA   - Housing Development Authority/Agency
HDC   - Housing Development Corp.
HFA   - Housing Finance Authority/Agency
HFAR  - Housing Finance Authority Revenue
HFC   - Housing Finance Corp.
IDA   - Industrial Development Authority/Agency
IDAR  - Industrial Development Authority Revenue
IDB   - Industrial Development Bond/Board
IDR   - Industrial Development Revenue
ISD   - Independent School District
MBIA  - Municipal Bond Investors Assurance Corp.
MF    - Multi-Family
MFHR  - Multi-Family Housing Revenue
MFMR  - Multi-Family Mortgage Revenue
MFR   - Multi-Family Revenue
PBA   - Public Building Authority
PCFA  - Pollution Control Financing Authority
PCR   - Pollution Control Revenue
PFAR  - Public Financing Authority Revenue
SF    - Single Family
SFHR  - Single Family Housing Revenue
SFM   - Single Family Mortgage
SFMR  - Single Family Mortgage Revenue
SFR   - Single Family Revenue
VHA   - Volunteer Hospital of America
XLCA  - XL Capital Assurance


                               170 | Annual Report

Franklin Tax-Free Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN TAX-FREE TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Alabama Tax-Free Income Fund, Franklin Florida Tax-Free Income Fund, Franklin Georgia Tax-Free Income Fund, Franklin Kentucky Tax-Free Income Fund, Franklin Louisiana Tax-Free Income Fund, Franklin Maryland Tax-Free Income Fund, Franklin Missouri Tax-Free Income Fund, Franklin North Carolina Tax-Free Income Fund, Franklin Virginia Tax-Free Income Fund (separate portfolios of Franklin Tax-Free Trust), hereafter referred to as the "Funds") at February 28, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
April 17, 2009


                               Annual Report | 171

Franklin Tax-Free Trust

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(5)(A) of the Internal Revenue Code (Code), the Funds designate 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 28, 2009. A portion of the Funds' exempt-interest dividends may be subject to the federal alternative minimum tax. In January 2010, shareholders will be notified of amounts for use in preparing their 2009 income tax returns.


                               172 | Annual Report

Franklin Tax-Free Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION          TIME SERVED          BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------             --------------   ------------------   -----------------------   ------------------------------------
HARRIS J. ASHTON (1932)         Trustee          Since 1984           136                       Bar-S Foods (meat packing company).
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ROBERT F. CARLSON (1928)        Trustee          Since 2007           113                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired; and FORMERLY, Vice President, senior member and President, Board of Administration, California Public Employees Retirement
Systems (CALPERS) (1971 - 2008); member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.

SAM GINN (1937)                 Trustee          Since 2007           113                       Chevron Corporation (global energy
One Franklin Parkway                                                                            company) and ICO Global
San Mateo, CA 94403-1906                                                                        Communications (Holdings) Limited
                                                                                                (satellite company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief
Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952)         Trustee          Since 1998           136                       Hess Corporation (exploration and
One Franklin Parkway                                                                            refining of oil and gas), H.J. Heinz
San Mateo, CA 94403-1906                                                                        Company (processed foods and allied
                                                                                                products), RTI International Metals,
                                                                                                Inc. (manufacture and distribution
                                                                                                of titanium), Canadian National
                                                                                                Railway (railroad) and White
                                                                                                Mountains Insurance Group, Ltd.
                                                                                                (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison - United States Treasury Department (1988-1989).


                               Annual Report | 173

                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION          TIME SERVED          BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------             --------------   ------------------   -----------------------   ------------------------------------
FRANK W.T. LAHAYE (1929)        Trustee          Since 1984           113                       Center for Creative Land Recycling
One Franklin Parkway                                                                            (brownfield redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).

FRANK A. OLSON (1932)           Trustee          Since 2005           136                       Hess Corporation (exploration and
One Franklin Parkway                                                                            refining of oil and gas) and
San Mateo, CA 94403-1906                                                                        Sentient Jet (private jet service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)        Trustee          Since 2007           143                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).

JOHN B. WILSON (1959)           Lead             Trustee since        113                       None
One Franklin Parkway            Independent      2007 and Lead
San Mateo, CA 94403-1906        Trustee          Independent
                                                 Trustee since
                                                 2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President - Corporate
Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION          TIME SERVED          BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------             --------------   ------------------   -----------------------   ------------------------------------
**CHARLES B. JOHNSON (1933)     Trustee and      Since 1984           136                       None
One Franklin Parkway            Chairman of
San Mateo, CA 94403-1906        the Board

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.


                               174 | Annual Report

                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION          TIME SERVED          BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------             --------------   ------------------   -----------------------   ------------------------------------
**GREGORY E. JOHNSON (1961)     Trustee          Since 2007           90                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director, Templeton
Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.

SHEILA AMOROSO (1959)           Vice President   Since 2000           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

JENNIFER J. BOLT (1964)         Chief            Since December       Not Applicable            Not Applicable
One Franklin Parkway            Executive        2008
San Mateo, CA 94403-1906        Officer -
                                Finance and
                                Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Executive Vice President - Operations and Technology, Franklin Resources, Inc.; Director, Templeton Global Advisors Limited; and
officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

RAFAEL R. COSTAS, JR. (1965)    Vice President   Since 2000           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)           Chief            Chief Compliance     Not Applicable            Not Applicable
One Franklin Parkway            Compliance       Officer since 2004
San Mateo, CA 94403-1906        Officer and      and Vice
                                Vice President   President -
                                - AML            AML Compliance
                                Compliance       since 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).


                               Annual Report | 175

                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION          TIME SERVED          BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------             --------------   ------------------   -----------------------   ------------------------------------
LAURA F. FERGERSON (1962)       Treasurer,       Treasurer since      Not Applicable            Not Applicable
One Franklin Parkway            Chief Financial  2004, Chief
San Mateo, CA 94403-1906        Officer and      Financial Officer
                                Chief            and Chief
                                Accounting       Accounting Officer
                                Officer          since 2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).

DAVID P. GOSS (1947)            Vice President   Since 2000           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case maybe, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

RUPERT H. JOHNSON, JR. (1940)   President and    President since      Not Applicable            Not Applicable
One Franklin Parkway            Chief            1993 and Chief
San Mateo, CA 94403-1906        Executive        Executive Officer
                                Officer -        - Investment
                                Investment       Management
                                Management       since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.

KAREN L. SKIDMORE (1952)        Vice President   Since 2006           Not Applicable            Not Applicable
One Franklin Parkway            and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 30 of the investment companies in Franklin
Templeton Investments.


                               176 | Annual Report

                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION          TIME SERVED          BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------             --------------   ------------------   -----------------------   ------------------------------------
CRAIG S. TYLE (1960)            Vice President   Since 2005           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

THOMAS WALSH (1961)             Vice President   Since 2000           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson and Jennifer J. Bolt.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2007. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               Annual Report | 177

Franklin Tax-Free Trust

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 24, 2009, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate tax-exempt funds within the Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund. Such material also discussed some of the actions taken by management in coping with problems arising out of the past year's financial upheaval.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other


                               178 | Annual Report

Franklin Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and high industry ranking given the Franklin Templeton website. Particular attention was given to the overall performance and actions taken by the Manager and its affiliates in response to problems arising out of the market turmoil and financial crisis experienced during the past year. In this respect, the Board noted that management's independent credit analysis and diligent risk management procedures had minimized exposure of funds within the Franklin Templeton complex to subprime mortgages and that its continuous monitoring of counterparty credit risk had limited fund exposure to firms experiencing financial difficulties like Bear Stearns and AIG. The same type of conservative approach and attention to risk had also prevented any structured investment products or other volatile instruments from being held in the portfolios of any of the money market funds within the Franklin Templeton complex, including the sweep money fund utilized by many of the funds as part of their cash management. The Board also took into account, among other things, management's efforts in establishing a $725 million global credit facility for the benefit of the Funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to the mutual fund business. The Board also noted that during the past year Franklin Templeton Investments, like many other fund managers, had announced a hiring freeze and implemented employee reductions and the Board discussed with management the nature of such reductions and steps being taken to minimize any negative impact on the nature and quality of services being provided the Funds.


                               Annual Report | 179

Franklin Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper report prepared for each individual Fund showed its investment performance or those of its Class A shares for a Fund having multiple share classes, in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended December 31, 2008, and for additional periods ended that date up to 10 years depending on when a particular Fund commenced operations. Investment performance was shown on an income return basis, as well as a total return basis for each Fund. The Lipper reports showed that the income return for each Fund was above the median of its Lipper universe for the one-year period with most being in the highest or second-highest quintile of their Lipper universe for the previous three-, five- and 10-year periods as well. The Lipper reports showed the total return for most such Funds to be above the median of their performance universe during 2008 with the majority being in the first or second-highest quintile of their performance universe during the previous three-, five- and 10-year periods on an annualized basis. The Board expressed satisfaction with such performance, noting that the investment objective of each of the Funds is to obtain a high level of tax-exempt income.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratios of each Fund in comparison with those of a group of funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon historical information taken from each Fund's most recent annual report and, as a result of the severe decline in mutual fund industry assets during the last quarter of 2008, is based on asset levels that are higher than the levels currently existing for most funds. While recognizing the limitations inherent in Lipper's methodology and recognizing that current expense ratios may increase as assets decline, the Board believed that the independent analysis conducted by Lipper remained an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes an administrative charge as being part of the investment management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares for Funds having multiple share classes. The Lipper reports showed that the contractual investment management fee rates for each Fund were at or below the median of their respective Lipper expense groups, with the exception of Franklin Kentucky Tax-Free Income Fund whose fee rate was less than three basis points above its expense group median. The Lipper reports further showed that the actual total expense rates for all Funds were below the medians of their respective Lipper expense groups. Based on the above, the Board was satisfied with the investment management fee and total expenses of each Fund in comparison to its Lipper expense group as shown in the Lipper reports.


                               180 | Annual Report

Franklin Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual Funds during the 12-month period ended September 30, 2008, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager's parent. During such period, the assets of the Franklin Templeton U.S. fund business were significantly higher than currently existing, and to such extent the profitability analysis does not reflect current fund operations. While taking this into account in assessing the significance of the Fund profitability analysis, the Board recognized such analysis was made at a given point in time and that the decline in assets and effect on profitability would be reflected in the profitability analysis covering Franklin Resources' 2009 fiscal year period. In reviewing the analysis, attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that while being continuously refined and reflecting changes in the Manager's own cost accounting, such allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds' independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Funds' Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005 when the offering of such shares was discontinued. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.


                               Annual Report | 181

Franklin Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some Funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such Fund. The Board also noted that any economies of scale are shared with each of these Funds and their shareholders through management fee breakpoints existing in each of the Funds' investment management agreements, so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreement with each Fund provides an initial fee of 0.625% on the first $100 million of assets; 0.5% on the next $150 million of assets; 0.45% on assets in excess of $250 million; with additional breakpoints beginning at 0.44% on assets in excess of $7.5 billion and continuing thereafter. In reviewing such structure, management stated its belief that this fee structure reaches a relatively low rate quickly as a Fund grows and that such low rate, in effect, reflects anticipated economies of scale as a Fund's assets increase. In support of such position, management pointed out the favorable effective management fee and total expense comparisons for each Fund within its Lipper expense group as previously discussed under "Comparative Expenses." The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement for each Fund provided a sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               182 | Annual Report

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

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

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT
(800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON FUNDS

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin Capital Growth Fund(1)
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund(3)
Franklin Small Cap Growth Fund(4)
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(5)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(6)

NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-/INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California (8)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts (7)
Michigan(7)
Minnesota (7)
Missouri
New Jersey
New York (8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust (9)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to
     Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

(4.) Effective 3/31/08, Franklin Small Cap Growth Fund II changed its name to
     Franklin Small Cap Growth Fund. The fund's investment goal and strategy remained the same.

(5.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(6.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7.) The fund invests primarily in insured municipal securities.

(8.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(9.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

12/08                                              Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)                One Franklin Parkway
                                                        San Mateo, CA 94403-1906

SIGN UP FOR EDELIVERY

Log onto franklintempleton.com and click "My Profile"

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN TAX-FREE TRUST

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TF2 A2009 04/09

                                    (GRAPHIC)

FEBRUARY 28, 2009

ANNUAL REPORT
AND SHAREHOLDER LETTER

Franklin Arizona Tax-Free Income Fund
Franklin Colorado Tax-Free Income Fund
Franklin Connecticut Tax-Free Income Fund
Franklin Double Tax-Free Income Fund
Franklin Federal Intermediate-Term Tax-Free Income Fund
Franklin Federal Limited-Term Tax-Free Income Fund
Franklin High Yield Tax-Free Income Fund
Franklin New Jersey Tax-Free Income Fund
Franklin Oregon Tax-Free Income Fund
Franklin Pennsylvania Tax-Free Income Fund

SIGN UP FOR EDELIVERY

Log onto FRANKLINTEMPLETON.COM and click "My Profile"

                                                                 TAX-FREE INCOME

                             FRANKLIN TAX-FREE TRUST

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and
                            staying true to the unique investment disciplines
                            that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin,
                            Templeton and Mutual Series funds typically have
                            distinct portfolios. That's why our funds can be
                            used to build truly diversified allocation plans
                            covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional
                            risk-adjusted returns over the long term, as well as
                            the reliable, accurate and personal service that has
                            helped us become one of the most trusted names in
                            financial services.

 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                    (GRAPHIC)

Not part of the annual report

Contents

SHAREHOLDER LETTER .......................................................     1
ANNUAL REPORT
Municipal Bond Market Overview ...........................................     4
Investment Strategy and Manager's Discussion .............................     6
Franklin Arizona Tax-Free Income Fund ....................................     7
Franklin Colorado Tax-Free Income Fund ...................................    17
Franklin Connecticut Tax-Free Income Fund ................................    26
Franklin Double Tax-Free Income Fund .....................................    34
Franklin Federal Intermediate-Term Tax-Free Income Fund ..................    42
Franklin Federal Limited-Term Tax-Free Income Fund .......................    51
Franklin High Yield Tax-Free Income Fund .................................    57
Franklin New Jersey Tax-Free Income Fund .................................    67
Franklin Oregon Tax-Free Income Fund .....................................    78
Franklin Pennsylvania Tax-Free Income Fund ...............................    86
Financial Highlights and Statements of Investments .......................    95
Financial Statements .....................................................   207
Notes to Financial Statements ............................................   220
Report of Independent Registered Public Accounting Firm ..................   239
Tax Designation ..........................................................   240
Board Members and Officers ...............................................   241
Shareholder Information ..................................................   246

Shareholder Letter

Dear Shareholder:

The 12-month period ended February 28, 2009, was an extraordinary and stressful time for investors and those of us who have worked in financial markets for many years. During this turbulent period, the U.S. recession deepened, credit markets froze and housing prices plummeted. Most stocks and bonds suffered major losses as investors worried about an uncertain future. With a new president, Barack Obama, the country and the financial markets were eager to see how effectively the government could address these problems. Although this environment is bound to provoke great concern, we think it is important to put short-term market developments in perspective. Keep in mind that as daunting as current conditions may be, we have navigated through other periods of high market volatility and remain committed to our long-term perspective and disciplined investment philosophy.

With the economy officially in recession since December 2007, economic growth contracted during the 12-month reporting period. The national housing market continued its severe correction with drops in housing starts and prices. The Conference Board's Consumer Confidence Index dropped to the lowest level since it began in 1967. The unemployment rate rose from 4.8% to 8.1% over the 12-month period.(1)

In response to these economic conditions, the Federal Open Market Committee lowered the federal funds target rate from 3.00% at the beginning of the period to a range of 0% to 0.25% by period-end. The Federal Reserve Board's (Fed's) current challenge is to soften the effects of the economic recession, reduce deflation risks and maintain a healthy financial system to restart lending throughout the economy. At period-end, the Fed did not seem to regard inflation as an immediate threat. The Fed and the U.S. Treasury also continued to take steps they thought were necessary to preserve the integrity of U.S. and global financial markets.

(1.) Source: Bureau of Labor Statistics.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                                               Not part of the annual report | 1

It was the freezing of credit and financial markets in the U.S. and the rest of the world that was the dominant -- and still developing -- story. Despite various attempts by the Fed and the Treasury Department to inject liquidity into the system and "rescue" such companies as Bear Stearns, Fannie Mae, Freddie Mac, Merrill Lynch and American International Group, fears and concerns about the health of our major financial institutions created a crisis on Wall Street that we believe has not been seen since the 1930s. These fears intensified when Lehman Brothers filed for bankruptcy in September 2008. In early October the Senate and House approved a modified troubled asset relief plan, or TARP, providing aid for financial institutions. As the crisis of confidence and credit freeze spread around the world, many other countries and central banks took measures to promote liquidity and help financial institutions within their own borders. The U.S. government took additional steps to prevent a worsening of the economic situation, including the provision of loans to General Motors and Chrysler, which allowed them to develop restructuring plans and avoid bankruptcy in the near term. Largely in reaction to financial market upheaval, the 10-year Treasury yield experienced considerable volatility and declined from 3.53% to 3.02% over the period, reflecting a "flight to quality" by investors the world over.

On February 17, 2009, President Obama signed into law a $787 billion stimulus plan known as the American Recovery and Reinvestment Act of 2009, which, at the least, is expected by many to cushion the effects of the ongoing recession for taxpayers, consumers, businesses, and state and local governments. At most, others expect the Act will end the recession and promote renewed growth.

Almost every major market experienced unusually volatile performance during the reporting period. The municipal bond market, as measured by the Barclays Capital (BC; formerly, Lehman Brothers) Municipal Bond Index, lost value in the second half of 2008 but rebounded in 2009. The index returned +5.18% for the 12-month review period.(2) Long-term municipal bonds, which generally make up the majority of our portfolios, had a -0.61% return for the same period.(3)

We believe it is especially important during difficult times to keep a clear head and long-term outlook and to consult with your financial advisor. Your financial advisor can review your portfolio and help you reassess your needs, goals and

(2.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.

(3.) Source: (C) 2009 Morningstar. The BC Municipal Long Bond Index is the long
     (22+ years) component of the BC Municipal Bond Index.


                        2 | Not part of the annual report
risk tolerance. Investors with discipline and a sound investment plan may find favorable long-term opportunities when markets decline.

In the enclosed annual report for Franklin Tax-Free Trust, the portfolio managers discuss municipal bond market conditions, investment decisions and Fund performance during the period. You can also find other performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices. Municipal bonds provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds have a solid long-term record of performance, driven mostly by their income component.

Please check our website at FRANKLINTEMPLETON.COM for special portfolio manager commentary during this period of uncertainty. Although market conditions are constantly changing, we remain committed to our disciplined strategy as we manage the Funds, keeping in mind the trust you have placed in us. We appreciate your confidence and encourage you to contact us when you have questions about your Franklin Templeton tax-free investment.

Sincerely,


/s/ Charles B. Johnson
Charles B. Johnson
Chairman
Franklin Tax-Free Trust


/s/ Sheila Amoroso
Sheila Amoroso


/s/ Rafael R. Costas Jr.
Rafael R. Costas Jr.

Senior Vice Presidents and Co-Directors
Franklin Municipal Bond Department

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF FEBRUARY 28, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                        Not part of the annual report | 3

Annual Report

Municipal Bond Market Overview

The year ended February 28, 2009, was highly unusual for the municipal bond market. Municipal bonds provide investors with tax-free income and historically have been a relatively stable, low-volatility investment. Municipal bond funds have also provided portfolio diversification, helping offset the volatility of higher risk asset classes, such as equities and many other fixed income securities. For the 12-month period ended February 28, 2009, the Barclays Capital (BC; formerly, Lehman Brothers) Municipal Bond Index had a +5.18% total return compared with the +5.91% return of the BC U.S. Treasury Index.(1) However, the year under review certainly could not be described as stable or low volatility for the municipal bond market.

The municipal bond market's problems started with the collapse of a few leveraged hedge funds, whose strategy was mainly focused on leveraging exposure to subprime mortgage-related collateralized debt obligations (CDOs). The damaging effects from such subprime-related exposure rapidly spread to other markets. The falling prices of the CDOs, due to illiquidity and increased expectations for mortgage defaults, led credit rating agencies to downgrade financial guaranty companies early in 2008. In 2008, the four major municipal insurers, AMBAC, MBIA, FGIC and FSA, had been insuring nearly half of new-issue municipal bonds and had maintained AAA ratings for many years. Although historically they had been very good risk managers, during 2008 these insurers were downgraded below AAA.

The downgrades initially did not concern us because many of the issuers that used insurance were of high quality, and investment-grade municipal bonds had a historical default rate of less than 1%.(2) However, the downgrades shocked the market and caused problems for hedge funds and other leveraged market

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The BC U.S. Treasury Index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more. All issues must have at least one year to final maturity regardless of call features, have at least $250 million par amount outstanding and be rated investment grade (Baa3 or better). They must also be dollar denominated, nonconvertible and publicly issued.

(2.) Source: Standard & Poor's, "U.S. Municipal Ratings Transitions and
     Defaults, 1986-2009," RATINGSDIRECT, 3/11/09.


                                4 | Annual Report
participants. As insured bonds declined in value during 2008, many hedge funds that had built up large municipal bond positions were forced to sell their insured bonds. This resulted in a significant supply/demand imbalance, and the value of insured bonds continued to plummet. Historically, insured bonds traded at higher prices than uninsured bonds; however, the value of insurance eroded considerably. At the same time, the auction rate securities market collapsed. Although traditional, non-leveraged mutual funds, retail buyers and property-and-casualty companies continued to support the market, the selling was overwhelming and caused some of the municipal bond market's worst performance in its history.

The municipal bond market stabilized through the spring and summer of 2008. Unfortunately, during this time the credit crisis started to spread across the globe and no market was spared, except for Treasuries. Market psychology turned bearish as the credit crunch took hold. Access to credit was effectively shut down for close to a month, which spurred the Treasury and Federal Reserve Board to devise plans to ease the credit crisis.

September and October brought trends similar to those early in the period. The municipal bond market had even fewer buyers, mostly plain vanilla mutual funds and individual investors. Once again, selling by hedge funds and leveraged investors meeting redemptions was overwhelming and caused steep price declines. The leveraged participants had used a strategy focused on long-maturity bonds, and as they sold these positions, the long end of the yield curve was most adversely affected. Interest rates continued to climb higher toward the end of 2008 as demand waned.

So far, early 2009 appeared more positive. The forced selling by hedge funds and leveraged funds subsided, and positive cash flows once again characterized the market. Helping the municipal bond market were bond coupon payments at the beginning of 2009, a small new-issue calendar, and news that municipal issuers will benefit from the federal government's stimulus package, although we still expect volatility in the near term. During the reporting period, we had the opportunity to purchase bonds at higher yields than were available in many years, which supported our Funds' dividend distributions. At period-end, we continued to be active in the market and felt that municipal bonds at current yields represented an attractive long-term opportunity. On February 28, 2009, yields for 10- and 30-year high-grade municipal bonds continued to exceed comparable Treasury yields, which is highly unusual.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF FEBRUARY 28, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                                Annual Report | 5

Investment Strategy and Manager's Discussion

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, each Fund's portfolio becomes well diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to under-performance in adverse markets. We generally stay fully invested to maximize income distribution.

The mixture of our value-oriented philosophy of investing primarily for income and a positive sloping municipal yield curve favored the use of longer-term bonds. Consequently, we sought to purchase bonds from 20 to 30 years in maturity with good call features for the long-term funds, 10 to 15 years for the intermediate-term fund, and 5 years or less for the limited-term fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                6 | Annual Report

Franklin Arizona Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Arizona Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Arizona personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*

Franklin Arizona Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/09**

                                   (PIE CHART)

AAA                11.3%
AA                 47.3%
A                  16.4%
BBB                18.5%
Not Rated by S&P    6.5%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS      MOODY'S   INTERNAL
-------      -------   --------
AAA or Aaa     0.5%      3.2%
A              1.5%       --
BBB or Baa     1.3%       --
               ---       ---
Total          3.3%      3.2%

This annual report for Franklin Arizona Tax-Free Income Fund covers the fiscal year ended February 28, 2009.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

The Fund's Class A share price, as measured by net asset value, decreased from $10.30 on February 29, 2008, to $10.18 on February 28, 2009. The Fund's

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 99.


                                Annual Report | 7

DIVIDEND DISTRIBUTIONS*
Franklin Arizona Tax-Free Income Fund

                              DIVIDEND PER SHARE
                ---------------------------------------------------
    MONTH         CLASS A     CLASS B     CLASS C   ADVISOR CLASS**
--------------  ----------  ----------  ----------  ---------------
March 2008      3.89 cents  3.38 cents  3.38 cents            --
April 2008      3.89 cents  3.38 cents  3.38 cents            --
May 2008        3.89 cents  3.38 cents  3.38 cents            --
June 2008       3.89 cents  3.40 cents  3.41 cents            --
July 2008       3.89 cents  3.40 cents  3.41 cents    2.56 cents
August 2008     3.89 cents  3.40 cents  3.41 cents    3.98 cents
September 2008  3.89 cents  3.42 cents  3.40 cents    3.97 cents
October 2008    3.89 cents  3.42 cents  3.40 cents    3.97 cents
November 2008   3.89 cents  3.42 cents  3.40 cents    3.97 cents
December 2008   3.93 cents  3.50 cents  3.48 cents    4.01 cents
January 2009    3.93 cents  3.50 cents  3.48 cents    4.01 cents
February 2009   3.93 cents  3.50 cents  3.48 cents    4.01 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Effective 7/1/08, the Fund began offering Advisor Class shares. See the prospectus for details.

Class A shares paid dividends totaling 46.64 cents per share for the same period.(2) The Performance Summary beginning on page 10 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.58% based on an annualization of the current 4.06 cent per share dividend and the maximum offering price of $10.63 on February 28, 2009. An investor in the 2009 maximum combined effective federal and Arizona personal income tax bracket of 37.95% would need to earn a distribution rate of 7.38% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B, C and Advisor shares' performance, please see the Performance Summary.

STATE UPDATE

Arizona's economy weakened along with the national economy and was further hampered by a distressed residential real estate market. Falling home prices and a high foreclosure rate plagued the state's housing market and in turn had a significant negative impact on employment growth and revenue trends. As of

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                                8 | Annual Report

February 2009, the state's unemployment rate was 7.4%, compared to the country's 8.1% rate.(3) Although slowing, population growth continued to support the state's diverse economy.

Arizona's revenue environment was volatile in fiscal year 2008 and rapidly deteriorated in fiscal year 2009, with sales and income tax collections well below forecasts and Medicaid costs escalating. After making a number of budget-balancing adjustments throughout the reporting period, in January 2009 the state government passed a revised budget for the 2009 fiscal year to bridge a $1.6 billion shortfall.(4) In addition to utilizing all of the budget stabilization fund, Arizona enacted cost-control measures including a hiring freeze, severe spending restrictions in state government and postponement of school construction projects.

Arizona, in accordance with its state constitution, cannot issue general obligation bonds and instead relied on sales tax, gas tax and appropriation-backed debt designated primarily for highway projects and school facility needs. The resulting low debt burden along with sound financial management practices led independent credit rating agency Standard & Poor's to assign Arizona an issuer credit rating of AA with a stable outlook.(5)

MANAGER'S DISCUSSION

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Arizona Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

(3.) Source: Bureau of Labor Statistics.

(4.) Source: Arizona Department of Economic Security, "State Budget Cuts Impact
     DES Customers, Contracted Providers, and Staff," 1/31/09.

(5.) This does not indicate Standard & Poor's rating of the Fund.

PORTFOLIO BREAKDOWN
Franklin Arizona Tax-Free Income Fund
2/28/09

                                       % OF TOTAL
                                        LONG-TERM
                                      INVESTMENTS*
                                      ------------
Prerefunded                              24.8%
Hospital & Health Care                   17.5%
Utilities                                16.3%
Higher Education                         11.8%
Other Revenue                             7.4%
Subject to Government Appropriations      6.2%
Tax-Supported                             5.6%
General Obligation                        5.5%
Transportation                            3.9%
Housing                                   1.0%

*    Does not include short-term investments and other net assets.


                                Annual Report | 9

Performance Summary as of 2/28/09

FRANKLIN ARIZONA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FTAZX)                  CHANGE  2/28/09  2/29/08
-----------------------                  ------  -------  -------
Net Asset Value (NAV)                    -$0.12   $10.18   $10.30
DISTRIBUTIONS (3/1/08-2/28/09)
Dividend Income                 $0.4664


CLASS B (SYMBOL: FBAZX)                  CHANGE  2/28/09  2/29/08
-----------------------                  ------  -------  -------
Net Asset Value (NAV)                    -$0.12   $10.24   $10.36
DISTRIBUTIONS (3/1/08-2/28/09)
Dividend Income                 $0.4099

CLASS C (SYMBOL: FAZIX)                  CHANGE  2/28/09  2/29/08
-----------------------                  ------  -------  -------
Net Asset Value (NAV)                    -$0.12   $10.29   $10.41
DISTRIBUTIONS (3/1/08-2/28/09)
Dividend Income                 $0.4090

ADVISOR CLASS (SYMBOL: N/A)              CHANGE  2/28/09   7/1/08
---------------------------              ------  -------  -------
Net Asset Value (NAV)                    -$0.46   $10.18   $10.64
DISTRIBUTIONS (7/1/08-2/28/09)
Dividend Income                 $0.3155


                               10 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                            1-YEAR   5-YEAR   10-YEAR
-------                                            ------  -------  ---------
Cumulative Total Return(1)                         +3.42%  +13.10%   +44.26%
Average Annual Total Return(2)                     -1.00%   +1.60%    +3.28%
Avg. Ann. Total Return (3/31/09)(3)                -4.53%   +1.61%    +3.23%
   Distribution Rate(4)                     4.58%
   Taxable Equivalent Distribution Rate(5)  7.38%
   30-Day Standardized Yield(6)             3.80%
   Taxable Equivalent Yield(5)              6.12%
   Total Annual Operating Expenses(7)       0.63%

                                                                    INCEPTION
CLASS B                                            1-YEAR   5-YEAR   (2/1/00)
-------                                            ------  -------  ---------
Cumulative Total Return(1)                         +2.84%  +10.07%   +46.37%
Average Annual Total Return(2)                     -1.11%   +1.60%    +4.29%
Avg. Ann. Total Return (3/31/09)(3)                -4.66%   +1.59%    +4.23%
   Distribution Rate(4)                     4.22%
   Taxable Equivalent Distribution Rate(5)  6.80%
   30-Day Standardized Yield(6)             3.43%
   Taxable Equivalent Yield(5)              5.53%
   Total Annual Operating Expenses(7)       1.18%

CLASS C                                            1-YEAR   5-YEAR   10-YEAR
-------                                            ------  -------  ---------
Cumulative Total Return(1)                         +2.82%  +10.01%   +36.63%
Average Annual Total Return(2)                     +1.83%   +1.93%    +3.17%
Avg. Ann. Total Return (3/31/09)(3)                -1.80%   +1.94%    +3.12%
   Distribution Rate(4)                     4.20%
   Taxable Equivalent Distribution Rate(5)  6.77%
   30-Day Standardized Yield(6)             3.44%
   Taxable Equivalent Yield(5)              5.54%
   Total Annual Operating Expenses(7)       1.18%

ADVISOR CLASS(8)                                   1-YEAR   5-YEAR   10-YEAR
----------------                                   ------  -------  ---------
Cumulative Total Return(1)                         +3.49%  +13.17%   +44.35%
Average Annual Total Return(2)                     +3.49%   +2.51%    +3.74%
Avg. Ann. Total Return (3/31/09)(3)                -0.23%   +2.50%    +3.68%
   Distribution Rate(4)                     4.88%
   Taxable Equivalent Distribution Rate(5)  7.86%
   30-Day Standardized Yield(6)             4.08%
   Taxable Equivalent Yield(5)              6.58%
   Total Annual Operating Expenses(7)       0.53%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                               Annual Report | 11

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   2/28/09
-------   -------
1-Year      -1.00%
5-Year      +1.60%
10-Year     +3.28%

CLASS A (3/1/99-2/28/09)

                              (PERFORMANCE GRAPH)

             FRANKLIN ARIZONA TAX-FREE     BARCLAYS CAPITAL
   DATE        INCOME FUND - CLASS A     MUNICIPAL BOND INDEX     CPI
----------   -------------------------   --------------------   -------
  3/1/1999            $ 9,571                   $10,000         $10,000
 3/31/1999            $ 9,603                   $10,014         $10,030
 4/30/1999            $ 9,617                   $10,039         $10,103
 5/31/1999            $ 9,581                   $ 9,981         $10,103
 6/30/1999            $ 9,438                   $ 9,837         $10,103
 7/31/1999            $ 9,461                   $ 9,873         $10,134
 8/31/1999            $ 9,338                   $ 9,794         $10,158
 9/30/1999            $ 9,327                   $ 9,798         $10,207
10/31/1999            $ 9,160                   $ 9,692         $10,225
11/30/1999            $ 9,227                   $ 9,795         $10,231
12/31/1999            $ 9,137                   $ 9,722         $10,231
 1/31/2000            $ 9,065                   $ 9,679         $10,261
 2/29/2000            $ 9,169                   $ 9,792         $10,322
 3/31/2000            $ 9,389                   $10,006         $10,407
 4/30/2000            $ 9,333                   $ 9,947         $10,413
 5/31/2000            $ 9,278                   $ 9,895         $10,426
 6/30/2000            $ 9,501                   $10,157         $10,480
 7/31/2000            $ 9,635                   $10,299         $10,505
 8/31/2000            $ 9,788                   $10,457         $10,505
 9/30/2000            $ 9,740                   $10,403         $10,559
10/31/2000            $ 9,839                   $10,516         $10,578
11/30/2000            $ 9,902                   $10,596         $10,584
12/31/2000            $10,085                   $10,858         $10,578
 1/31/2001            $10,129                   $10,965         $10,644
 2/28/2001            $10,164                   $11,000         $10,687
 3/31/2001            $10,236                   $11,099         $10,711
 4/30/2001            $10,139                   $10,978         $10,754
 5/31/2001            $10,222                   $11,097         $10,802
 6/30/2001            $10,324                   $11,171         $10,821
 7/31/2001            $10,503                   $11,336         $10,790
 8/31/2001            $10,635                   $11,523         $10,790
 9/30/2001            $10,583                   $11,484         $10,839
10/31/2001            $10,627                   $11,621         $10,802
11/30/2001            $10,477                   $11,523         $10,784
12/31/2001            $10,386                   $11,414         $10,742
 1/31/2002            $10,499                   $11,612         $10,766
 2/28/2002            $10,633                   $11,752         $10,809
 3/31/2002            $10,441                   $11,522         $10,869
 4/30/2002            $10,595                   $11,747         $10,930
 5/31/2002            $10,631                   $11,818         $10,930
 6/30/2002            $10,727                   $11,943         $10,936
 7/31/2002            $10,863                   $12,097         $10,948
 8/31/2002            $10,990                   $12,242         $10,985
 9/30/2002            $11,248                   $12,510         $11,003
10/31/2002            $11,029                   $12,303         $11,021
11/30/2002            $10,972                   $12,252         $11,021
12/31/2002            $11,182                   $12,510         $10,997
 1/31/2003            $11,144                   $12,479         $11,046
 2/28/2003            $11,303                   $12,653         $11,131
 3/31/2003            $11,317                   $12,661         $11,198
 4/30/2003            $11,394                   $12,744         $11,173
 5/31/2003            $11,670                   $13,043         $11,155
 6/30/2003            $11,663                   $12,987         $11,167
 7/31/2003            $11,254                   $12,533         $11,179
 8/31/2003            $11,342                   $12,626         $11,222
 9/30/2003            $11,676                   $12,997         $11,258
10/31/2003            $11,638                   $12,932         $11,246
11/30/2003            $11,781                   $13,067         $11,216
12/31/2003            $11,891                   $13,175         $11,204
 1/31/2004            $12,024                   $13,250         $11,258
 2/29/2004            $12,211                   $13,450         $11,319
 3/31/2004            $12,191                   $13,403         $11,392
 4/30/2004            $11,865                   $13,086         $11,429
 5/31/2004            $11,791                   $13,038         $11,495
 6/30/2004            $11,848                   $13,086         $11,532
 7/31/2004            $12,071                   $13,258         $11,514
 8/31/2004            $12,317                   $13,524         $11,520
 9/30/2004            $12,407                   $13,595         $11,544
10/31/2004            $12,532                   $13,712         $11,605
11/30/2004            $12,432                   $13,599         $11,611
12/31/2004            $12,612                   $13,765         $11,568
 1/31/2005            $12,782                   $13,894         $11,593
 2/28/2005            $12,771                   $13,848         $11,660
 3/31/2005            $12,714                   $13,760         $11,751
 4/30/2005            $12,931                   $13,977         $11,830
 5/31/2005            $13,035                   $14,076         $11,818
 6/30/2005            $13,104                   $14,163         $11,824
 7/31/2005            $13,035                   $14,099         $11,878
 8/31/2005            $13,046                   $14,242         $11,939
 9/30/2005            $12,953                   $14,146         $12,085
10/31/2005            $12,860                   $14,060         $12,109
11/30/2005            $12,907                   $14,127         $12,012
12/31/2005            $13,036                   $14,249         $11,964
 1/31/2006            $13,048                   $14,287         $12,055
 2/28/2006            $13,190                   $14,383         $12,079
 3/31/2006            $13,094                   $14,284         $12,146
 4/30/2006            $13,082                   $14,279         $12,249
 5/31/2006            $13,117                   $14,343         $12,310
 6/30/2006            $13,092                   $14,289         $12,334
 7/31/2006            $13,224                   $14,459         $12,371
 8/31/2006            $13,417                   $14,673         $12,395
 9/30/2006            $13,514                   $14,775         $12,334
10/31/2006            $13,611                   $14,868         $12,267
11/30/2006            $13,745                   $14,992         $12,249
12/31/2006            $13,708                   $14,939         $12,267
 1/31/2007            $13,670                   $14,901         $12,305
 2/28/2007            $13,855                   $15,097         $12,371
 3/31/2007            $13,804                   $15,060         $12,483
 4/30/2007            $13,841                   $15,104         $12,564
 5/31/2007            $13,765                   $15,038         $12,641
 6/30/2007            $13,701                   $14,960         $12,666
 7/31/2007            $13,789                   $15,076         $12,663
 8/31/2007            $13,675                   $15,011         $12,639
 9/30/2007            $13,877                   $15,233         $12,674
10/31/2007            $13,940                   $15,301         $12,701
11/30/2007            $13,965                   $15,398         $12,777
12/31/2007            $14,028                   $15,441         $12,768
 1/31/2008            $14,130                   $15,636         $12,832
 2/29/2008            $13,352                   $14,920         $12,869
 3/31/2008            $13,830                   $15,346         $12,980
 4/30/2008            $14,023                   $15,526         $13,059
 5/31/2008            $14,152                   $15,620         $13,169
 6/30/2008            $13,955                   $15,443         $13,302
 7/31/2008            $13,927                   $15,502         $13,372
 8/31/2008            $14,057                   $15,683         $13,318
 9/30/2008            $13,285                   $14,948         $13,300
10/31/2008            $13,047                   $14,795         $13,166
11/30/2008            $13,018                   $14,842         $12,913
12/31/2008            $13,112                   $15,059         $12,780
 1/31/2009            $13,568                   $15,610         $12,835
 2/28/2009            $13,807                   $15,692         $12,899

AVERAGE ANNUAL TOTAL RETURN

CLASS B                  2/28/09
-------                  -------
1-Year                     -1.11%
5-Year                     +1.60%
Since Inception (2/1/00)   +4.29%

CLASS B (2/1/00-2/28/09)

                              (PERFORMANCE GRAPH)


             FRANKLIN ARIZONA TAX-FREE     BARCLAYS CAPITAL
   DATE        INCOME FUND - CLASS B     MUNICIPAL BOND INDEX     CPI
----------   -------------------------   --------------------   -------
  2/1/2000            $10,000                   $10,000         $10,000
 2/29/2000            $10,105                   $10,116         $10,059
 3/31/2000            $10,343                   $10,337         $10,142
 4/30/2000            $10,286                   $10,276         $10,148
 5/31/2000            $10,221                   $10,223         $10,160
 6/30/2000            $10,461                   $10,494         $10,213
 7/31/2000            $10,613                   $10,640         $10,237
 8/31/2000            $10,775                   $10,804         $10,237
 9/30/2000            $10,718                   $10,748         $10,290
10/31/2000            $10,821                   $10,865         $10,308
11/30/2000            $10,895                   $10,947         $10,314
12/31/2000            $11,081                   $11,217         $10,308
 1/31/2001            $11,124                   $11,328         $10,373
 2/28/2001            $11,158                   $11,364         $10,415
 3/31/2001            $11,242                   $11,466         $10,438
 4/30/2001            $11,120                   $11,342         $10,480
 5/31/2001            $11,215                   $11,464         $10,527
 6/30/2001            $11,322                   $11,541         $10,545
 7/31/2001            $11,512                   $11,712         $10,515
 8/31/2001            $11,651                   $11,905         $10,515
 9/30/2001            $11,588                   $11,865         $10,563
10/31/2001            $11,632                   $12,006         $10,527
11/30/2001            $11,474                   $11,905         $10,509
12/31/2001            $11,358                   $11,792         $10,468
 1/31/2002            $11,476                   $11,997         $10,492
 2/28/2002            $11,627                   $12,141         $10,533
 3/31/2002            $11,402                   $11,903         $10,592
 4/30/2002            $11,575                   $12,136         $10,652
 5/31/2002            $11,598                   $12,210         $10,652
 6/30/2002            $11,707                   $12,339         $10,658
 7/31/2002            $11,850                   $12,498         $10,669
 8/31/2002            $11,971                   $12,648         $10,705
 9/30/2002            $12,257                   $12,925         $10,723
10/31/2002            $12,014                   $12,711         $10,741
11/30/2002            $11,946                   $12,658         $10,741
12/31/2002            $12,168                   $12,925         $10,717
 1/31/2003            $12,122                   $12,892         $10,764
 2/28/2003            $12,299                   $13,072         $10,847
 3/31/2003            $12,298                   $13,080         $10,912
 4/30/2003            $12,375                   $13,167         $10,889
 5/31/2003            $12,668                   $13,475         $10,871
 6/30/2003            $12,655                   $13,418         $10,883
 7/31/2003            $12,207                   $12,948         $10,895
 8/31/2003            $12,297                   $13,045         $10,936
 9/30/2003            $12,652                   $13,428         $10,972
10/31/2003            $12,604                   $13,360         $10,960
11/30/2003            $12,753                   $13,500         $10,930
12/31/2003            $12,866                   $13,611         $10,918
 1/31/2004            $13,003                   $13,689         $10,972
 2/29/2004            $13,198                   $13,895         $11,031
 3/31/2004            $13,171                   $13,847         $11,102
 4/30/2004            $12,814                   $13,519         $11,137
 5/31/2004            $12,740                   $13,470         $11,203
 6/30/2004            $12,795                   $13,519         $11,238
 7/31/2004            $13,028                   $13,697         $11,220
 8/31/2004            $13,286                   $13,971         $11,226
 9/30/2004            $13,377                   $14,046         $11,250
10/31/2004            $13,505                   $14,166         $11,309
11/30/2004            $13,391                   $14,049         $11,315
12/31/2004            $13,578                   $14,221         $11,274
 1/31/2005            $13,754                   $14,354         $11,297
 2/28/2005            $13,736                   $14,306         $11,363
 3/31/2005            $13,681                   $14,216         $11,451
 4/30/2005            $13,895                   $14,440         $11,528
 5/31/2005            $13,999                   $14,542         $11,517
 6/30/2005            $14,067                   $14,632         $11,523
 7/31/2005            $13,986                   $14,566         $11,576
 8/31/2005            $13,993                   $14,713         $11,635
 9/30/2005            $13,887                   $14,614         $11,777
10/31/2005            $13,781                   $14,526         $11,801
11/30/2005            $13,825                   $14,595         $11,706
12/31/2005            $13,957                   $14,721         $11,659
 1/31/2006            $13,963                   $14,761         $11,748
 2/28/2006            $14,108                   $14,860         $11,771
 3/31/2006            $13,999                   $14,757         $11,836
 4/30/2006            $13,980                   $14,752         $11,937
 5/31/2006            $14,010                   $14,818         $11,996
 6/30/2006            $13,978                   $14,762         $12,020
 7/31/2006            $14,112                   $14,938         $12,056
 8/31/2006            $14,310                   $15,159         $12,079
 9/30/2006            $14,419                   $15,265         $12,020
10/31/2006            $14,503                   $15,361         $11,955
11/30/2006            $14,652                   $15,489         $11,937
12/31/2006            $14,592                   $15,434         $11,955
 1/31/2007            $14,545                   $15,394         $11,991
 2/28/2007            $14,734                   $15,597         $12,056
 3/31/2007            $14,674                   $15,559         $12,165
 4/30/2007            $14,706                   $15,605         $12,244
 5/31/2007            $14,632                   $15,536         $12,319
 6/30/2007            $14,546                   $15,455         $12,343
 7/31/2007            $14,632                   $15,575         $12,340
 8/31/2007            $14,505                   $15,508         $12,317
 9/30/2007            $14,725                   $15,737         $12,351
10/31/2007            $14,771                   $15,807         $12,378
11/30/2007            $14,804                   $15,908         $12,451
12/31/2007            $14,850                   $15,952         $12,443
 1/31/2008            $14,964                   $16,153         $12,505
 2/29/2008            $14,141                   $15,414         $12,541
 3/31/2008            $14,649                   $15,854         $12,650
 4/30/2008            $14,852                   $16,040         $12,726
 5/31/2008            $14,989                   $16,137         $12,834
 6/30/2008            $14,779                   $15,955         $12,963
 7/31/2008            $14,749                   $16,015         $13,031
 8/31/2008            $14,885                   $16,203         $12,979
 9/30/2008            $14,071                   $15,443         $12,961
10/31/2008            $13,818                   $15,285         $12,830
11/30/2008            $13,783                   $15,334         $12,584
12/31/2008            $13,888                   $15,558         $12,454
 1/31/2009            $14,368                   $16,127         $12,508
 2/28/2009            $14,637                   $16,212         $12,571


                               12 | Annual Report

AVERAGE ANNUAL TOTAL RETURN

CLASS C   2/28/09
-------   -------
1-Year      +1.83%
5-Year      +1.93%
10-Year     +3.17%

CLASS C (3/1/99-2/28/09)

                               (PERFORMANCE GRAPH)

             FRANKLIN ARIZONA TAX-FREE     BARCLAYS CAPITAL
   DATE        INCOME FUND - CLASS C     MUNICIPAL BOND INDEX     CPI
----------   -------------------------   --------------------   -------
  3/1/1999             $10,000                  $10,000         $10,000
 3/31/1999             $10,037                  $10,014         $10,030
 4/30/1999             $10,048                  $10,039         $10,103
 5/31/1999             $ 9,997                  $ 9,981         $10,103
 6/30/1999             $ 9,844                  $ 9,837         $10,103
 7/31/1999             $ 9,864                  $ 9,873         $10,134
 8/31/1999             $ 9,733                  $ 9,794         $10,158
 9/30/1999             $ 9,717                  $ 9,798         $10,207
10/31/1999             $ 9,539                  $ 9,692         $10,225
11/30/1999             $ 9,604                  $ 9,795         $10,231
12/31/1999             $ 9,506                  $ 9,722         $10,231
 1/31/2000             $ 9,427                  $ 9,679         $10,261
 2/29/2000             $ 9,530                  $ 9,792         $10,322
 3/31/2000             $ 9,753                  $10,006         $10,407
 4/30/2000             $ 9,691                  $ 9,947         $10,413
 5/31/2000             $ 9,630                  $ 9,895         $10,426
 6/30/2000             $ 9,855                  $10,157         $10,480
 7/31/2000             $ 9,989                  $10,299         $10,505
 8/31/2000             $10,142                  $10,457         $10,505
 9/30/2000             $10,097                  $10,403         $10,559
10/31/2000             $10,185                  $10,516         $10,578
11/30/2000             $10,254                  $10,596         $10,584
12/31/2000             $10,438                  $10,858         $10,578
 1/31/2001             $10,468                  $10,965         $10,644
 2/28/2001             $10,500                  $11,000         $10,687
 3/31/2001             $10,579                  $11,099         $10,711
 4/30/2001             $10,465                  $10,978         $10,754
 5/31/2001             $10,554                  $11,097         $10,802
 6/30/2001             $10,654                  $11,171         $10,821
 7/31/2001             $10,833                  $11,336         $10,790
 8/31/2001             $10,963                  $11,523         $10,790
 9/30/2001             $10,904                  $11,484         $10,839
10/31/2001             $10,945                  $11,621         $10,802
11/30/2001             $10,787                  $11,523         $10,784
12/31/2001             $10,688                  $11,414         $10,742
 1/31/2002             $10,799                  $11,612         $10,766
 2/28/2002             $10,941                  $11,752         $10,809
 3/31/2002             $10,729                  $11,522         $10,869
 4/30/2002             $10,892                  $11,747         $10,930
 5/31/2002             $10,913                  $11,818         $10,930
 6/30/2002             $11,016                  $11,943         $10,936
 7/31/2002             $11,149                  $12,097         $10,948
 8/31/2002             $11,274                  $12,242         $10,985
 9/30/2002             $11,531                  $12,510         $11,003
10/31/2002             $11,303                  $12,303         $11,021
11/30/2002             $11,240                  $12,252         $11,021
12/31/2002             $11,448                  $12,510         $10,997
 1/31/2003             $11,405                  $12,479         $11,046
 2/28/2003             $11,561                  $12,653         $11,131
 3/31/2003             $11,571                  $12,661         $11,198
 4/30/2003             $11,644                  $12,744         $11,173
 5/31/2003             $11,919                  $13,043         $11,155
 6/30/2003             $11,906                  $12,987         $11,167
 7/31/2003             $11,485                  $12,533         $11,179
 8/31/2003             $11,569                  $12,626         $11,222
 9/30/2003             $11,901                  $12,997         $11,258
10/31/2003             $11,855                  $12,932         $11,246
11/30/2003             $11,994                  $13,067         $11,216
12/31/2003             $12,100                  $13,175         $11,204
 1/31/2004             $12,239                  $13,250         $11,258
 2/29/2004             $12,423                  $13,450         $11,319
 3/31/2004             $12,397                  $13,403         $11,392
 4/30/2004             $12,052                  $13,086         $11,429
 5/31/2004             $11,983                  $13,038         $11,495
 6/30/2004             $12,035                  $13,086         $11,532
 7/31/2004             $12,253                  $13,258         $11,514
 8/31/2004             $12,495                  $13,524         $11,520
 9/30/2004             $12,581                  $13,595         $11,544
10/31/2004             $12,700                  $13,712         $11,605
11/30/2004             $12,594                  $13,599         $11,611
12/31/2004             $12,769                  $13,765         $11,568
 1/31/2005             $12,934                  $13,894         $11,593
 2/28/2005             $12,928                  $13,848         $11,660
 3/31/2005             $12,865                  $13,760         $11,751
 4/30/2005             $13,066                  $13,977         $11,830
 5/31/2005             $13,175                  $14,076         $11,818
 6/30/2005             $13,238                  $14,163         $11,824
 7/31/2005             $13,151                  $14,099         $11,878
 8/31/2005             $13,169                  $14,242         $11,939
 9/30/2005             $13,058                  $14,146         $12,085
10/31/2005             $12,970                  $14,060         $12,109
11/30/2005             $12,999                  $14,127         $12,012
12/31/2005             $13,135                  $14,249         $11,964
 1/31/2006             $13,140                  $14,287         $12,055
 2/28/2006             $13,276                  $14,383         $12,079
 3/31/2006             $13,163                  $14,284         $12,146
 4/30/2006             $13,144                  $14,279         $12,249
 5/31/2006             $13,173                  $14,343         $12,310
 6/30/2006             $13,142                  $14,289         $12,334
 7/31/2006             $13,279                  $14,459         $12,371
 8/31/2006             $13,465                  $14,673         $12,395
 9/30/2006             $13,567                  $14,775         $12,334
10/31/2006             $13,645                  $14,868         $12,267
11/30/2006             $13,773                  $14,992         $12,249
12/31/2006             $13,729                  $14,939         $12,267
 1/31/2007             $13,685                  $14,901         $12,305
 2/28/2007             $13,862                  $15,097         $12,371
 3/31/2007             $13,805                  $15,060         $12,483
 4/30/2007             $13,835                  $15,104         $12,564
 5/31/2007             $13,766                  $15,038         $12,641
 6/30/2007             $13,685                  $14,960         $12,666
 7/31/2007             $13,765                  $15,076         $12,663
 8/31/2007             $13,646                  $15,011         $12,639
 9/30/2007             $13,852                  $15,233         $12,674
10/31/2007             $13,895                  $15,301         $12,701
11/30/2007             $13,926                  $15,398         $12,777
12/31/2007             $13,982                  $15,441         $12,768
 1/31/2008             $14,076                  $15,636         $12,832
 2/29/2008             $13,290                  $14,920         $12,869
 3/31/2008             $13,768                  $15,346         $12,980
 4/30/2008             $13,939                  $15,526         $13,059
 5/31/2008             $14,072                  $15,620         $13,169
 6/30/2008             $13,858                  $15,443         $13,302
 7/31/2008             $13,825                  $15,502         $13,372
 8/31/2008             $13,959                  $15,683         $13,318
 9/30/2008             $13,183                  $14,948         $13,300
10/31/2008             $12,942                  $14,795         $13,166
11/30/2008             $12,894                  $14,842         $12,913
12/31/2008             $12,993                  $15,059         $12,780
 1/31/2009             $13,448                  $15,610         $12,835
 2/28/2009             $13,663                  $15,692         $12,899

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(8)   2/28/09
----------------   -------
1-Year               +3.49%
5-Year               +2.51%
10-Year              +3.74%

ADVISOR CLASS (3/1/99-2/28/09)(8)

                               (PERFORMANCE GRAPH)

              FRANKLIN ARIZONA TAX-FREE      BARCLAYS CAPITAL
   DATE      INCOME FUND - ADVISOR CLASS   MUNICIPAL BOND INDEX     CPI
----------   ---------------------------   --------------------   -------
  3/1/1999             $10,000                    $10,000         $10,000
 3/31/1999             $10,033                    $10,014         $10,030
 4/30/1999             $10,048                    $10,039         $10,103
 5/31/1999             $10,011                    $ 9,981         $10,103
 6/30/1999             $ 9,861                    $ 9,837         $10,103
 7/31/1999             $ 9,885                    $ 9,873         $10,134
 8/31/1999             $ 9,757                    $ 9,794         $10,158
 9/30/1999             $ 9,745                    $ 9,798         $10,207
10/31/1999             $ 9,570                    $ 9,692         $10,225
11/30/1999             $ 9,641                    $ 9,795         $10,231
12/31/1999             $ 9,547                    $ 9,722         $10,231
 1/31/2000             $ 9,471                    $ 9,679         $10,261
 2/29/2000             $ 9,580                    $ 9,792         $10,322
 3/31/2000             $ 9,810                    $10,006         $10,407
 4/30/2000             $ 9,752                    $ 9,947         $10,413
 5/31/2000             $ 9,694                    $ 9,895         $10,426
 6/30/2000             $ 9,927                    $10,157         $10,480
 7/31/2000             $10,067                    $10,299         $10,505
 8/31/2000             $10,227                    $10,457         $10,505
 9/30/2000             $10,176                    $10,403         $10,559
10/31/2000             $10,280                    $10,516         $10,578
11/30/2000             $10,345                    $10,596         $10,584
12/31/2000             $10,537                    $10,858         $10,578
 1/31/2001             $10,583                    $10,965         $10,644
 2/28/2001             $10,619                    $11,000         $10,687
 3/31/2001             $10,695                    $11,099         $10,711
 4/30/2001             $10,594                    $10,978         $10,754
 5/31/2001             $10,680                    $11,097         $10,802
 6/30/2001             $10,787                    $11,171         $10,821
 7/31/2001             $10,974                    $11,336         $10,790
 8/31/2001             $11,112                    $11,523         $10,790
 9/30/2001             $11,057                    $11,484         $10,839
10/31/2001             $11,104                    $11,621         $10,802
11/30/2001             $10,947                    $11,523         $10,784
12/31/2001             $10,851                    $11,414         $10,742
 1/31/2002             $10,970                    $11,612         $10,766
 2/28/2002             $11,110                    $11,752         $10,809
 3/31/2002             $10,909                    $11,522         $10,869
 4/30/2002             $11,070                    $11,747         $10,930
 5/31/2002             $11,108                    $11,818         $10,930
 6/30/2002             $11,207                    $11,943         $10,936
 7/31/2002             $11,350                    $12,097         $10,948
 8/31/2002             $11,482                    $12,242         $10,985
 9/30/2002             $11,752                    $12,510         $11,003
10/31/2002             $11,523                    $12,303         $11,021
11/30/2002             $11,463                    $12,252         $11,021
12/31/2002             $11,683                    $12,510         $10,997
 1/31/2003             $11,644                    $12,479         $11,046
 2/28/2003             $11,810                    $12,653         $11,131
 3/31/2003             $11,825                    $12,661         $11,198
 4/30/2003             $11,905                    $12,744         $11,173
 5/31/2003             $12,193                    $13,043         $11,155
 6/30/2003             $12,186                    $12,987         $11,167
 7/31/2003             $11,758                    $12,533         $11,179
 8/31/2003             $11,851                    $12,626         $11,222
 9/30/2003             $12,200                    $12,997         $11,258
10/31/2003             $12,159                    $12,932         $11,246
11/30/2003             $12,309                    $13,067         $11,216
12/31/2003             $12,424                    $13,175         $11,204
 1/31/2004             $12,562                    $13,250         $11,258
 2/29/2004             $12,758                    $13,450         $11,319
 3/31/2004             $12,737                    $13,403         $11,392
 4/30/2004             $12,397                    $13,086         $11,429
 5/31/2004             $12,320                    $13,038         $11,495
 6/30/2004             $12,379                    $13,086         $11,532
 7/31/2004             $12,612                    $13,258         $11,514
 8/31/2004             $12,869                    $13,524         $11,520
 9/30/2004             $12,963                    $13,595         $11,544
10/31/2004             $13,093                    $13,712         $11,605
11/30/2004             $12,989                    $13,599         $11,611
12/31/2004             $13,177                    $13,765         $11,568
 1/31/2005             $13,355                    $13,894         $11,593
 2/28/2005             $13,343                    $13,848         $11,660
 3/31/2005             $13,283                    $13,760         $11,751
 4/30/2005             $13,511                    $13,977         $11,830
 5/31/2005             $13,619                    $14,076         $11,818
 6/30/2005             $13,691                    $14,163         $11,824
 7/31/2005             $13,619                    $14,099         $11,878
 8/31/2005             $13,631                    $14,242         $11,939
 9/30/2005             $13,534                    $14,146         $12,085
10/31/2005             $13,436                    $14,060         $12,109
11/30/2005             $13,485                    $14,127         $12,012
12/31/2005             $13,621                    $14,249         $11,964
 1/31/2006             $13,633                    $14,287         $12,055
 2/28/2006             $13,782                    $14,383         $12,079
 3/31/2006             $13,681                    $14,284         $12,146
 4/30/2006             $13,668                    $14,279         $12,249
 5/31/2006             $13,705                    $14,343         $12,310
 6/30/2006             $13,679                    $14,289         $12,334
 7/31/2006             $13,817                    $14,459         $12,371
 8/31/2006             $14,019                    $14,673         $12,395
 9/30/2006             $14,119                    $14,775         $12,334
10/31/2006             $14,221                    $14,868         $12,267
11/30/2006             $14,361                    $14,992         $12,249
12/31/2006             $14,322                    $14,939         $12,267
 1/31/2007             $14,282                    $14,901         $12,305
 2/28/2007             $14,476                    $15,097         $12,371
 3/31/2007             $14,423                    $15,060         $12,483
 4/30/2007             $14,461                    $15,104         $12,564
 5/31/2007             $14,382                    $15,038         $12,641
 6/30/2007             $14,315                    $14,960         $12,666
 7/31/2007             $14,407                    $15,076         $12,663
 8/31/2007             $14,288                    $15,011         $12,639
 9/30/2007             $14,499                    $15,233         $12,674
10/31/2007             $14,565                    $15,301         $12,701
11/30/2007             $14,591                    $15,398         $12,777
12/31/2007             $14,657                    $15,441         $12,768
 1/31/2008             $14,763                    $15,636         $12,832
 2/29/2008             $13,950                    $14,920         $12,869
 3/31/2008             $14,450                    $15,346         $12,980
 4/30/2008             $14,652                    $15,526         $13,059
 5/31/2008             $14,787                    $15,620         $13,169
 6/30/2008             $14,580                    $15,443         $13,302
 7/31/2008             $14,539                    $15,502         $13,372
 8/31/2008             $14,689                    $15,683         $13,318
 9/30/2008             $13,887                    $14,948         $13,300
10/31/2008             $13,638                    $14,795         $13,166
11/30/2008             $13,606                    $14,842         $12,913
12/31/2008             $13,710                    $15,059         $12,780
 1/31/2009             $14,186                    $15,610         $12,835
 2/28/2009             $14,435                    $15,692         $12,899


                               Annual Report | 13

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 2/28/09.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 12/29/08 for the maximum combined effective federal and Arizona personal income tax rate of 37.95%, based on the federal income tax rate of 35.00%.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/09.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(8.) Effective 7/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/08, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 6/30/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/08 (commencement of sales), the cumulative total return of Advisor Class shares was -1.28%.

(9.) Source: (C) 2009 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               14 | Annual Report

Your Fund's Expenses

FRANKLIN ARIZONA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 15

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 9/1/08      VALUE 2/28/09   PERIOD* 9/1/08-2/28/09
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $  982.40              $3.10
Hypothetical (5% return before expenses)         $1,000           $1,021.67              $3.16
CLASS B
Actual                                           $1,000           $  979.80              $5.84
Hypothetical (5% return before expenses)         $1,000           $1,018.89              $5.96
CLASS C
Actual                                           $1,000           $  978.90              $5.79
Hypothetical (5% return before expenses)         $1,000           $1,018.94              $5.91
ADVISOR CLASS
Actual                                           $1,000           $  982.80              $2.61
Hypothetical (5% return before expenses)         $1,000           $1,022.17              $2.66

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.63%; B: 1.19%; C: 1.18%; and Advisor:
     0.53%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               16 | Annual Report

Franklin Colorado Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Colorado Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Colorado personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*
Franklin Colorado Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/09**

                                   (PIE CHART)

AAA                17.8%
AA                 36.3%
A                  15.7%
BBB                11.8%
Not Rated by S&P   18.4%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS                  MOODY'S   INTERNAL
-------                  -------   --------
AAA or Aaa                 0.3%      1.6%
AA or Aa                   8.0%      0.1%
A                          7.5%       --
BBB or Baa                  --       0.7%
Below Investment Grade      --       0.2%
                          ----       ---
Total                     15.8%      2.6%

This annual report for Franklin Colorado Tax-Free Income Fund covers the fiscal year ended February 28, 2009.

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 107.


                               Annual Report | 17

DIVIDEND DISTRIBUTIONS*
Franklin Colorado Tax-Free Income Fund

                    DIVIDEND PER SHARE
                 -----------------------
MONTH              CLASS A      CLASS C
-----            ----------   ----------
March 2008       4.24 cents   3.68 cents
April 2008       4.24 cents   3.68 cents
May 2008         4.24 cents   3.68 cents
June 2008        4.24 cents   3.71 cents
July 2008        4.24 cents   3.71 cents
August 2008      4.24 cents   3.71 cents
September 2008   4.29 cents   3.76 cents
October 2008     4.29 cents   3.76 cents
November 2008    4.29 cents   3.76 cents
December 2008    4.29 cents   3.82 cents
January 2009     4.29 cents   3.82 cents
February 2009    4.29 cents   3.82 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

The Fund's Class A share price, as measured by net asset value, decreased from $11.14 on February 29, 2008, to $10.79 on February 28, 2009. The Fund's Class A shares paid dividends totaling 50.98 cents per share for the same period.(2) The Performance Summary beginning on page 21 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.60% based on an annualization of the current 4.32 cent per share dividend and the maximum offering price of $11.27 on February 28, 2009. An investor in the 2009 maximum combined effective federal and Colorado personal income tax bracket of 38.01% would need to earn a distribution rate of 7.42% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                               18 | Annual Report

STATE UPDATE

Colorado's diverse industry base and well-educated workforce helped support its economy in the middle of a national downturn. Its growing population, partly due to in-migration, contributed to employment and personal income trends that were better than the national average. As of February 2009, the state's unemployment rate was 7.2%, compared to the country's 8.1% rate.(3) In December 2008, the state government announced job creation and economic development proposals that included provisions to give companies tax incentives to create jobs in Colorado, increase credit availability to small businesses, fund workforce training programs geared toward clean energy industries and attract such companies to the state.

Colorado's financial position has improved since the 2005 passage of Referendum C, which modified the state's existing Taxpayer Bill of Rights (TABOR) constitutional revenue cap through 2010. Referendum C had the effect of raising limits on revenues that can be kept in the general fund instead of being returned to taxpayers. Preliminary revenue growth in the current fiscal year came in below projections and forecasts for future years were revised downward, but state finances were somewhat cushioned by fully funded reserves. The state government was quick to adapt to a weakening revenue environment, as it implemented a midyear hiring freeze for the executive branch and postponed some capital spending and construction projects in October 2008.

Colorado has very low debt levels due to constitutional limitations on long-term general obligation debt issuance, with state tax-supported debt consisting largely of general fund lease obligations. The state's balanced operations aided by quarterly revenue forecasts and midyear budget adjustments led independent credit rating agency Standard & Poor's to assign Colorado an issuer credit rating of AA with a stable outlook.(4)

MANAGER'S DISCUSSION

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

PORTFOLIO BREAKDOWN
Franklin Colorado Tax-Free Income Fund 2/28/09

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
Prerefunded                                     22.5%
Utilities                                       19.5%
Hospital & Health Care                          16.6%
Higher Education                                10.9%
Tax-Supported                                    9.4%
General Obligation                               8.2%
Subject to Government Appropriations             6.9%
Transportation                                   2.8%
Housing                                          2.1%
Other Revenue                                    1.0%
Corporate-Backed                                 0.1%

*    Does not include short-term investments and other net assets.

(3.) Source: Bureau of Labor Statistics.

(4.) This does not indicate Standard & Poor's rating of the Fund.


                               Annual Report | 19

Thank you for your continued participation in Franklin Colorado Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               20 | Annual Report

Performance Summary as of 2/28/09

FRANKLIN COLORADO TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRCOX)                    CHANGE   2/28/09   2/29/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$0.35    $10.79    $11.14
DISTRIBUTIONS (3/1/08-2/28/09)
Dividend Income                  $0.5098

CLASS C (SYMBOL: FCOIX)                    CHANGE   2/28/09   2/29/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$0.34    $10.88    $11.22
DISTRIBUTIONS (3/1/08-2/28/09)
Dividend Income                  $0.4476

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY.

CLASS A                                              1-YEAR    5-YEAR   10-YEAR
-------                                              ------   -------   -------
Cumulative Total Return(1)                           +1.43%   +10.47%   +43.25%
Average Annual Total Return(2)                       -2.85%    +1.13%    +3.21%
Avg. Ann. Total Return (3/31/09)(3)                  -5.45%    +1.28%    +3.23%
   Distribution Rate(4)                      4.60%
   Taxable Equivalent Distribution Rate(5)   7.42%
   30-Day Standardized Yield(6)              4.04%
   Taxable Equivalent Yield(5)               6.52%
   Total Annual Operating Expenses(7)        0.67%

CLASS C                                              1-YEAR    5-YEAR   10-YEAR
-------                                              ------   -------   -------
Cumulative Total Return(1)                           +0.94%    +7.49%   +35.64%
Average Annual Total Return(2)                       -0.03%    +1.45%    +3.10%
Avg. Ann. Total Return (3/31/09)(3)                  -2.73%    +1.61%    +3.11%
   Distribution Rate(4)                      4.24%
   Taxable Equivalent Distribution Rate(5)   6.84%
   30-Day Standardized Yield(6)              3.68%
   Taxable Equivalent Yield(5)               5.94%
   Total Annual Operating Expenses(7)        1.22%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.


                               Annual Report | 21

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   2/28/09
-------   -------
1-Year     -2.85%
5-Year     +1.13%
10-Year    +3.21%

CLASS A (3/1/99-2/28/09)

                               (PERFORMANCE GRAPH)

               FRANKLIN COLORADO     BARCLAYS CAPITAL
                   TAX-FREE              MUNICIPAL
   DATE      INCOME FUND - CLASS A      BOND INDEX        CPI
----------   ---------------------   ----------------   -------
  3/1/1999          $ 9,579               $10,000       $10,000
 3/31/1999          $ 9,610               $10,014       $10,030
 4/30/1999          $ 9,618               $10,039       $10,103
 5/31/1999          $ 9,561               $ 9,981       $10,103
 6/30/1999          $ 9,425               $ 9,837       $10,103
 7/31/1999          $ 9,432               $ 9,873       $10,134
 8/31/1999          $ 9,302               $ 9,794       $10,158
 9/30/1999          $ 9,285               $ 9,798       $10,207
10/31/1999          $ 9,121               $ 9,692       $10,225
11/30/1999          $ 9,211               $ 9,795       $10,231
12/31/1999          $ 9,103               $ 9,722       $10,231
 1/31/2000          $ 9,011               $ 9,679       $10,261
 2/29/2000          $ 9,136               $ 9,792       $10,322
 3/31/2000          $ 9,379               $10,006       $10,407
 4/30/2000          $ 9,319               $ 9,947       $10,413
 5/31/2000          $ 9,251               $ 9,895       $10,426
 6/30/2000          $ 9,497               $10,157       $10,480
 7/31/2000          $ 9,617               $10,299       $10,505
 8/31/2000          $ 9,771               $10,457       $10,505
 9/30/2000          $ 9,701               $10,403       $10,559
10/31/2000          $ 9,813               $10,516       $10,578
11/30/2000          $ 9,891               $10,596       $10,584
12/31/2000          $10,161               $10,858       $10,578
 1/31/2001          $10,239               $10,965       $10,644
 2/28/2001          $10,283               $11,000       $10,687
 3/31/2001          $10,362               $11,099       $10,711
 4/30/2001          $10,290               $10,978       $10,754
 5/31/2001          $10,379               $11,097       $10,802
 6/30/2001          $10,503               $11,171       $10,821
 7/31/2001          $10,674               $11,336       $10,790
 8/31/2001          $10,854               $11,523       $10,790
 9/30/2001          $10,770               $11,484       $10,839
10/31/2001          $10,887               $11,621       $10,802
11/30/2001          $10,804               $11,523       $10,784
12/31/2001          $10,674               $11,414       $10,742
 1/31/2002          $10,847               $11,612       $10,766
 2/28/2002          $10,948               $11,752       $10,809
 3/31/2002          $10,798               $11,522       $10,869
 4/30/2002          $10,936               $11,747       $10,930
 5/31/2002          $11,001               $11,818       $10,930
 6/30/2002          $11,103               $11,943       $10,936
 7/31/2002          $11,234               $12,097       $10,948
 8/31/2002          $11,337               $12,242       $10,985
 9/30/2002          $11,601               $12,510       $11,003
10/31/2002          $11,350               $12,303       $11,021
11/30/2002          $11,300               $12,252       $11,021
12/31/2002          $11,538               $12,510       $10,997
 1/31/2003          $11,506               $12,479       $11,046
 2/28/2003          $11,676               $12,653       $11,131
 3/31/2003          $11,651               $12,661       $11,198
 4/30/2003          $11,734               $12,744       $11,173
 5/31/2003          $12,003               $13,043       $11,155
 6/30/2003          $11,958               $12,987       $11,167
 7/31/2003          $11,536               $12,533       $11,179
 8/31/2003          $11,639               $12,626       $11,222
 9/30/2003          $11,963               $12,997       $11,258
10/31/2003          $11,888               $12,932       $11,246
11/30/2003          $12,023               $13,067       $11,216
12/31/2003          $12,139               $13,175       $11,204
 1/31/2004          $12,235               $13,250       $11,258
 2/29/2004          $12,423               $13,450       $11,319
 3/31/2004          $12,387               $13,403       $11,392
 4/30/2004          $12,075               $13,086       $11,429
 5/31/2004          $12,030               $13,038       $11,495
 6/30/2004          $12,056               $13,086       $11,532
 7/31/2004          $12,237               $13,258       $11,514
 8/31/2004          $12,450               $13,524       $11,520
 9/30/2004          $12,529               $13,595       $11,544
10/31/2004          $12,649               $13,712       $11,605
11/30/2004          $12,539               $13,599       $11,611
12/31/2004          $12,724               $13,765       $11,568
 1/31/2005          $12,888               $13,894       $11,593
 2/28/2005          $12,840               $13,848       $11,660
 3/31/2005          $12,803               $13,760       $11,751
 4/30/2005          $13,000               $13,977       $11,830
 5/31/2005          $13,092               $14,076       $11,818
 6/30/2005          $13,151               $14,163       $11,824
 7/31/2005          $13,112               $14,099       $11,878
 8/31/2005          $13,248               $14,242       $11,939
 9/30/2005          $13,166               $14,146       $12,085
10/31/2005          $13,083               $14,060       $12,109
11/30/2005          $13,153               $14,127       $12,012
12/31/2005          $13,280               $14,249       $11,964
 1/31/2006          $13,295               $14,287       $12,055
 2/28/2006          $13,411               $14,383       $12,079
 3/31/2006          $13,326               $14,284       $12,146
 4/30/2006          $13,320               $14,279       $12,249
 5/31/2006          $13,358               $14,343       $12,310
 6/30/2006          $13,316               $14,289       $12,334
 7/31/2006          $13,456               $14,459       $12,371
 8/31/2006          $13,654               $14,673       $12,395
 9/30/2006          $13,749               $14,775       $12,334
10/31/2006          $13,845               $14,868       $12,267
11/30/2006          $13,986               $14,992       $12,249
12/31/2006          $13,931               $14,939       $12,267
 1/31/2007          $13,910               $14,901       $12,305
 2/28/2007          $14,086               $15,097       $12,371
 3/31/2007          $14,030               $15,060       $12,483
 4/30/2007          $14,067               $15,104       $12,564
 5/31/2007          $14,011               $15,038       $12,641
 6/30/2007          $13,954               $14,960       $12,666
 7/31/2007          $14,051               $15,076       $12,663
 8/31/2007          $13,899               $15,011       $12,639
 9/30/2007          $14,128               $15,233       $12,674
10/31/2007          $14,189               $15,301       $12,701
11/30/2007          $14,240               $15,398       $12,777
12/31/2007          $14,290               $15,441       $12,768
 1/31/2008          $14,352               $15,636       $12,832
 2/29/2008          $13,529               $14,920       $12,869
 3/31/2008          $13,969               $15,346       $12,980
 4/30/2008          $14,253               $15,526       $13,059
 5/31/2008          $14,378               $15,620       $13,169
 6/30/2008          $14,160               $15,443       $13,302
 7/31/2008          $14,150               $15,502       $13,372
 8/31/2008          $14,264               $15,683       $13,318
 9/30/2008          $13,422               $14,948       $13,300
10/31/2008          $13,217               $14,795       $13,166
11/30/2008          $13,018               $14,842       $12,913
12/31/2008          $13,136               $15,059       $12,780
 1/31/2009          $13,442               $15,610       $12,835
 2/28/2009          $13,721               $15,692       $12,899

AVERAGE ANNUAL TOTAL RETURN

CLASS C   2/28/09
-------   -------
1-Year     -0.03%
5-Year     +1.45%
10-Year    +3.10%

CLASS C (3/1/99-2/28/09)

                               (PERFORMANCE GRAPH)

               FRANKLIN COLORADO     BARCLAYS CAPITAL
                   TAX-FREE              MUNICIPAL
   DATE      INCOME FUND - CLASS C      BOND INDEX        CPI
----------   ---------------------   ----------------   -------
  3/1/1999          $10,000               $10,000       $10,000
 3/31/1999          $10,028               $10,014       $10,030
 4/30/1999          $10,031               $10,039       $10,103
 5/31/1999          $ 9,976               $ 9,981       $10,103
 6/30/1999          $ 9,822               $ 9,837       $10,103
 7/31/1999          $ 9,825               $ 9,873       $10,134
 8/31/1999          $ 9,686               $ 9,794       $10,158
 9/30/1999          $ 9,655               $ 9,798       $10,207
10/31/1999          $ 9,481               $ 9,692       $10,225
11/30/1999          $ 9,569               $ 9,795       $10,231
12/31/1999          $ 9,462               $ 9,722       $10,231
 1/31/2000          $ 9,363               $ 9,679       $10,261
 2/29/2000          $ 9,487               $ 9,792       $10,322
 3/31/2000          $ 9,726               $10,006       $10,407
 4/30/2000          $ 9,660               $ 9,947       $10,413
 5/31/2000          $ 9,595               $ 9,895       $10,426
 6/30/2000          $ 9,844               $10,157       $10,480
 7/31/2000          $ 9,962               $10,299       $10,505
 8/31/2000          $10,116               $10,457       $10,505
 9/30/2000          $10,040               $10,403       $10,559
10/31/2000          $10,151               $10,516       $10,578
11/30/2000          $10,235               $10,596       $10,584
12/31/2000          $10,508               $10,858       $10,578
 1/31/2001          $10,584               $10,965       $10,644
 2/28/2001          $10,615               $11,000       $10,687
 3/31/2001          $10,700               $11,099       $10,711
 4/30/2001          $10,612               $10,978       $10,754
 5/31/2001          $10,698               $11,097       $10,802
 6/30/2001          $10,830               $11,171       $10,821
 7/31/2001          $11,000               $11,336       $10,790
 8/31/2001          $11,179               $11,523       $10,790
 9/30/2001          $11,080               $11,484       $10,839
10/31/2001          $11,204               $11,621       $10,802
11/30/2001          $11,104               $11,523       $10,784
12/31/2001          $10,976               $11,414       $10,742
 1/31/2002          $11,148               $11,612       $10,766
 2/28/2002          $11,245               $11,752       $10,809
 3/31/2002          $11,077               $11,522       $10,869
 4/30/2002          $11,223               $11,747       $10,930
 5/31/2002          $11,283               $11,818       $10,930
 6/30/2002          $11,382               $11,943       $10,936
 7/31/2002          $11,511               $12,097       $10,948
 8/31/2002          $11,611               $12,242       $10,985
 9/30/2002          $11,875               $12,510       $11,003
10/31/2002          $11,614               $12,303       $11,021
11/30/2002          $11,557               $12,252       $11,021
12/31/2002          $11,804               $12,510       $10,997
 1/31/2003          $11,756               $12,479       $11,046
 2/28/2003          $11,933               $12,653       $11,131
 3/31/2003          $11,893               $12,661       $11,198
 4/30/2003          $11,972               $12,744       $11,173
 5/31/2003          $12,241               $13,043       $11,155
 6/30/2003          $12,199               $12,987       $11,167
 7/31/2003          $11,765               $12,533       $11,179
 8/31/2003          $11,864               $12,626       $11,222
 9/30/2003          $12,186               $12,997       $11,258
10/31/2003          $12,104               $12,932       $11,246
11/30/2003          $12,234               $13,067       $11,216
12/31/2003          $12,336               $13,175       $11,204
 1/31/2004          $12,427               $13,250       $11,258
 2/29/2004          $12,622               $13,450       $11,319
 3/31/2004          $12,580               $13,403       $11,392
 4/30/2004          $12,259               $13,086       $11,429
 5/31/2004          $12,208               $13,038       $11,495
 6/30/2004          $12,228               $13,086       $11,532
 7/31/2004          $12,395               $13,258       $11,514
 8/31/2004          $12,614               $13,524       $11,520
 9/30/2004          $12,687               $13,595       $11,544
10/31/2004          $12,803               $13,712       $11,605
11/30/2004          $12,686               $13,599       $11,611
12/31/2004          $12,877               $13,765       $11,568
 1/31/2005          $13,025               $13,894       $11,593
 2/28/2005          $12,982               $13,848       $11,660
 3/31/2005          $12,928               $13,760       $11,751
 4/30/2005          $13,120               $13,977       $11,830
 5/31/2005          $13,205               $14,076       $11,818
 6/30/2005          $13,269               $14,163       $11,824
 7/31/2005          $13,214               $14,099       $11,878
 8/31/2005          $13,344               $14,242       $11,939
 9/30/2005          $13,255               $14,146       $12,085
10/31/2005          $13,177               $14,060       $12,109
11/30/2005          $13,231               $14,127       $12,012
12/31/2005          $13,351               $14,249       $11,964
 1/31/2006          $13,360               $14,287       $12,055
 2/28/2006          $13,481               $14,383       $12,079
 3/31/2006          $13,379               $14,284       $12,146
 4/30/2006          $13,366               $14,279       $12,249
 5/31/2006          $13,398               $14,343       $12,310
 6/30/2006          $13,362               $14,289       $12,334
 7/31/2006          $13,484               $14,459       $12,371
 8/31/2006          $13,674               $14,673       $12,395
 9/30/2006          $13,774               $14,775       $12,334
10/31/2006          $13,852               $14,868       $12,267
11/30/2006          $13,998               $14,992       $12,249
12/31/2006          $13,936               $14,939       $12,267
 1/31/2007          $13,897               $14,901       $12,305
 2/28/2007          $14,077               $15,097       $12,371
 3/31/2007          $14,015               $15,060       $12,483
 4/30/2007          $14,045               $15,104       $12,564
 5/31/2007          $13,983               $15,038       $12,641
 6/30/2007          $13,920               $14,960       $12,666
 7/31/2007          $14,009               $15,076       $12,663
 8/31/2007          $13,853               $15,011       $12,639
 9/30/2007          $14,073               $15,233       $12,674
10/31/2007          $14,127               $15,301       $12,701
11/30/2007          $14,171               $15,398       $12,777
12/31/2007          $14,214               $15,441       $12,768
 1/31/2008          $14,269               $15,636       $12,832
 2/29/2008          $13,439               $14,920       $12,869
 3/31/2008          $13,878               $15,346       $12,980
 4/30/2008          $14,150               $15,526       $13,059
 5/31/2008          $14,267               $15,620       $13,169
 6/30/2008          $14,046               $15,443       $13,302
 7/31/2008          $14,030               $15,502       $13,372
 8/31/2008          $14,136               $15,683       $13,318
 9/30/2008          $13,301               $14,948       $13,300
10/31/2008          $13,081               $14,795       $13,166
11/30/2008          $12,892               $14,842       $12,913
12/31/2008          $12,989               $15,059       $12,780
 1/31/2009          $13,295               $15,610       $12,835
 2/28/2009          $13,564               $15,692       $12,899


                               22 | Annual Report

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/28/09.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 12/29/08 for the maximum combined effective federal and Colorado personal income tax rate of 38.01%, based on the federal income tax rate of 35.00%.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/09.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(8.) Source: (C) 2009 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               Annual Report | 23

Your Fund's Expenses

FRANKLIN COLORADO TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               24 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 9/1/08      VALUE 2/28/09   PERIOD* 9/1/08-2/28/09
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $  962.00              $3.31
Hypothetical (5% return before expenses)         $1,000           $1,021.42              $3.41
CLASS C
Actual                                           $1,000           $  959.60              $5.93
Hypothetical (5% return before expenses)         $1,000           $1,018.74              $6.11

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.68% and C: 1.22%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               Annual Report | 25

Franklin Connecticut Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Connecticut Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Connecticut personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*
Franklin Connecticut Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/09**

                                   (PIE CHART)

AAA                25.5%
AA                 29.8%
A                  13.8%
BBB                23.7%
Not Rated by S&P    7.2%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS                  MOODY'S   INTERNAL
-------                  -------   --------
AAA or Aaa                 1.3%       --
AA or Aa                   0.6%       --
A                          3.7%       --
BBB or Baa                 0.5%      0.2%
Below Investment Grade     0.9%       --
                           ---       ---
Total                      7.0%      0.2%

This annual report for Franklin Connecticut Tax-Free Income Fund covers the fiscal year ended February 28, 2009.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

The Fund's Class A share price, as measured by net asset value, decreased from $10.39 on February 29, 2008, to $10.18 on February 28, 2009. The Fund's Class A shares paid dividends totaling 44.71 cents per share for the same

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 114.


                               26 | Annual Report

DIVIDEND DISTRIBUTIONS*
Franklin Connecticut Tax-Free Income Fund

                    DIVIDEND PER SHARE
                 -----------------------
MONTH              CLASS A      CLASS C
-----            ----------   ----------
March 2008       3.78 cents   3.26 cents
April 2008       3.78 cents   3.26 cents
May 2008         3.78 cents   3.26 cents
June 2008        3.78 cents   3.29 cents
July 2008        3.78 cents   3.29 cents
August 2008      3.78 cents   3.29 cents
September 2008   3.73 cents   3.24 cents
October 2008     3.73 cents   3.24 cents
November 2008    3.73 cents   3.24 cents
December 2008    3.73 cents   3.29 cents
January 2009     3.73 cents   3.29 cents
February 2009    3.73 cents   3.29 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

period.(2) The Performance Summary beginning on page 29 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.23% based on an annualization of the current 3.75 cent per share dividend and the maximum offering price of $10.63 on February 28, 2009. An investor in the 2009 maximum combined effective federal and Connecticut personal income tax bracket of 38.25% would need to earn a distribution rate of 6.85% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the period under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In addition, the Fund had prerefunded bonds that reached their maturity or call dates. In general, we were limited to reinvesting these proceeds as well as those from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

STATE UPDATE

Economic conditions in Connecticut weakened amid a national recession. Although supported by a diverse and highly developed economy, the state

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                               Annual Report | 27

PORTFOLIO BREAKDOWN
Franklin Connecticut Tax-Free Income Fund
2/28/09

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
Higher Education                                22.9%
Prerefunded                                     18.0%
Utilities                                       16.8%
Other Revenue                                   13.5%
Hospital & Health Care                          11.7%
General Obligation                               7.6%
Housing                                          5.6%
Corporate-Backed                                 1.2%
Tax-Supported                                    1.1%
Subject to Government Appropriations             0.8%
Transportation                                   0.8%

*    Does not include short-term investments and other net assets.

suffered losses in jobs and tax revenues largely due to its close links to Wall Street and its battered financial services and insurance industries. As of February 2009, the state's 7.4% unemployment rate was lower than the country's 8.1% rate.(3) To foster an economic recovery, in January 2009 the governor proposed a statewide stimulus package targeting job creation, school construction, transportation and social services. The plan, funded by bonds, also included provisions to reinforce the manufacturing sector by helping small manufacturers create and retain jobs. Exports, particularly in industrial machinery, grew steadily in the past few years and proved to be a point of strength for the state with its double-digit increase in 2008.

Due to weaker-than-forecast tax revenues, Connecticut's budget deficit for the current fiscal year was projected to be higher than estimated. Revenues in personal, corporate and sales taxes all declined, but incoming federal stimulus funds and a fully funded reserve pool -- more than double the balance before the last recession and reaching its highest level ever in this fiscal year -- helped achieve fiscal balance and afforded Connecticut the flexibility to manage through the downbeat climate.

Given the state's high wealth and income levels, Connecticut's debt levels were high but manageable. The state's conservative fiscal management with embedded and likely sustainable practices led independent credit rating agency Standard & Poor's to assign Connecticut's general obligation bonds a long-term rating of AA with a stable outlook.(4)

MANAGER'S DISCUSSION

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Connecticut Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

(3.) Source: Bureau of Labor Statistics.

(4.) This does not indicate Standard & Poor's rating of the Fund.


                               28 | Annual Report

Performance Summary as of 2/28/09

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FXCTX)                             CHANGE   2/28/09   2/29/08
-----------------------                             ------   -------   -------
Net Asset Value (NAV)                               -$0.21    $10.18    $10.39
DISTRIBUTIONS (3/1/08-2/28/09)
Dividend Income                           $0.4471

CLASS C (SYMBOL: FCTIX)                             CHANGE   2/28/09   2/29/08
-----------------------                             ------   -------   -------
Net Asset Value (NAV)                               -$0.20    $10.24    $10.44
DISTRIBUTIONS (3/1/08-2/28/09)
Dividend Income                           $0.3895

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY.

CLASS A                                              1-YEAR   5-YEAR   10-YEAR
-------                                              ------   ------   -------
Cumulative Total Return(1)                           +2.31%   +13.45%  +43.20%
Average Annual Total Return(2)                       -2.03%    +1.67%   +3.21%
Avg. Ann. Total Return (3/31/09)(3)                  -4.78%    +1.69%   +3.19%
   Distribution Rate(4)                      4.23%
   Taxable Equivalent Distribution Rate(5)   6.85%
   30-Day Standardized Yield(6)              3.83%
   Taxable Equivalent Yield(5)               6.20%
   Total Annual Operating Expenses(7)        0.69%

CLASS C                                              1-YEAR   5-YEAR   10-YEAR
-------                                              ------   ------   -------
Cumulative Total Return(1)                           +1.83%   +10.39%  +35.70%
Average Annual Total Return(2)                       +0.85%    +2.00%   +3.10%
Avg. Ann. Total Return (3/31/09)(3)                  -2.18%    +2.02%   +3.07%
   Distribution Rate(4)                      3.86%
   Taxable Equivalent Distribution Rate(5)   6.25%
   30-Day Standardized Yield(6)              3.46%
   Taxable Equivalent Yield(5)               5.60%
   Total Annual Operating Expenses(7)        1.24%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.


                               Annual Report | 29

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   2/28/09
-------   -------
1-Year     -2.03%
5-Year     +1.67%
10-Year    +3.21%

CLASS A (3/1/99-2/28/09)

                               (PERFORMANCE GRAPH)

                FRANKLIN        BARCLAYS
               CONNECTICUT       CAPITAL
             TAX-FREE INCOME    MUNICIPAL
   DATE       FUND - CLASS A   BOND INDEX     CPI
----------   ---------------   ----------   -------
  3/1/1999       $ 9,575         $10,000    $10,000
 3/31/1999       $ 9,598         $10,014    $10,030
 4/30/1999       $ 9,595         $10,039    $10,103
 5/31/1999       $ 9,557         $ 9,981    $10,103
 6/30/1999       $ 9,399         $ 9,837    $10,103
 7/31/1999       $ 9,422         $ 9,873    $10,134
 8/31/1999       $ 9,280         $ 9,794    $10,158
 9/30/1999       $ 9,259         $ 9,798    $10,207
10/31/1999       $ 9,090         $ 9,692    $10,225
11/30/1999       $ 9,157         $ 9,795    $10,231
12/31/1999       $ 9,038         $ 9,722    $10,231
 1/31/2000       $ 8,928         $ 9,679    $10,261
 2/29/2000       $ 9,005         $ 9,792    $10,322
 3/31/2000       $ 9,244         $10,006    $10,407
 4/30/2000       $ 9,177         $ 9,947    $10,413
 5/31/2000       $ 9,111         $ 9,895    $10,426
 6/30/2000       $ 9,344         $10,157    $10,480
 7/31/2000       $ 9,468         $10,299    $10,505
 8/31/2000       $ 9,621         $10,457    $10,505
 9/30/2000       $ 9,572         $10,403    $10,559
10/31/2000       $ 9,670         $10,516    $10,578
11/30/2000       $ 9,741         $10,596    $10,584
12/31/2000       $ 9,934         $10,858    $10,578
 1/31/2001       $ 9,987         $10,965    $10,644
 2/28/2001       $10,040         $11,000    $10,687
 3/31/2001       $10,139         $11,099    $10,711
 4/30/2001       $10,031         $10,978    $10,754
 5/31/2001       $10,151         $11,097    $10,802
 6/30/2001       $10,231         $11,171    $10,821
 7/31/2001       $10,428         $11,336    $10,790
 8/31/2001       $10,616         $11,523    $10,790
 9/30/2001       $10,543         $11,484    $10,839
10/31/2001       $10,702         $11,621    $10,802
11/30/2001       $10,599         $11,523    $10,784
12/31/2001       $10,494         $11,414    $10,742
 1/31/2002       $10,664         $11,612    $10,766
 2/28/2002       $10,795         $11,752    $10,809
 3/31/2002       $10,590         $11,522    $10,869
 4/30/2002       $10,772         $11,747    $10,930
 5/31/2002       $10,826         $11,818    $10,930
 6/30/2002       $10,929         $11,943    $10,936
 7/31/2002       $11,083         $12,097    $10,948
 8/31/2002       $11,208         $12,242    $10,985
 9/30/2002       $11,475         $12,510    $11,003
10/31/2002       $11,224         $12,303    $11,021
11/30/2002       $11,175         $12,252    $11,021
12/31/2002       $11,415         $12,510    $10,997
 1/31/2003       $11,386         $12,479    $11,046
 2/28/2003       $11,543         $12,653    $11,131
 3/31/2003       $11,545         $12,661    $11,198
 4/30/2003       $11,620         $12,744    $11,173
 5/31/2003       $11,904         $13,043    $11,155
 6/30/2003       $11,853         $12,987    $11,167
 7/31/2003       $11,314         $12,533    $11,179
 8/31/2003       $11,368         $12,626    $11,222
 9/30/2003       $11,646         $12,997    $11,258
10/31/2003       $11,594         $12,932    $11,246
11/30/2003       $11,734         $13,067    $11,216
12/31/2003       $11,831         $13,175    $11,204
 1/31/2004       $11,896         $13,250    $11,258
 2/29/2004       $12,091         $13,450    $11,319
 3/31/2004       $12,090         $13,403    $11,392
 4/30/2004       $11,763         $13,086    $11,429
 5/31/2004       $11,719         $13,038    $11,495
 6/30/2004       $11,796         $13,086    $11,532
 7/31/2004       $11,984         $13,258    $11,514
 8/31/2004       $12,194         $13,524    $11,520
 9/30/2004       $12,283         $13,595    $11,544
10/31/2004       $12,406         $13,712    $11,605
11/30/2004       $12,328         $13,599    $11,611
12/31/2004       $12,485         $13,765    $11,568
 1/31/2005       $12,643         $13,894    $11,593
 2/28/2005       $12,621         $13,848    $11,660
 3/31/2005       $12,576         $13,760    $11,751
 4/30/2005       $12,770         $13,977    $11,830
 5/31/2005       $12,862         $14,076    $11,818
 6/30/2005       $12,919         $14,163    $11,824
 7/31/2005       $12,897         $14,099    $11,878
 8/31/2005       $13,024         $14,242    $11,939
 9/30/2005       $12,933         $14,146    $12,085
10/31/2005       $12,875         $14,060    $12,109
11/30/2005       $12,933         $14,127    $12,012
12/31/2005       $13,051         $14,249    $11,964
 1/31/2006       $13,075         $14,287    $12,055
 2/28/2006       $13,169         $14,383    $12,079
 3/31/2006       $13,085         $14,284    $12,146
 4/30/2006       $13,108         $14,279    $12,249
 5/31/2006       $13,131         $14,343    $12,310
 6/30/2006       $13,094         $14,289    $12,334
 7/31/2006       $13,225         $14,459    $12,371
 8/31/2006       $13,406         $14,673    $12,395
 9/30/2006       $13,489         $14,775    $12,334
10/31/2006       $13,561         $14,868    $12,267
11/30/2006       $13,681         $14,992    $12,249
12/31/2006       $13,643         $14,939    $12,267
 1/31/2007       $13,616         $14,901    $12,305
 2/28/2007       $13,775         $15,097    $12,371
 3/31/2007       $13,723         $15,060    $12,483
 4/30/2007       $13,770         $15,104    $12,564
 5/31/2007       $13,718         $15,038    $12,641
 6/30/2007       $13,666         $14,960    $12,666
 7/31/2007       $13,751         $15,076    $12,663
 8/31/2007       $13,636         $15,011    $12,639
 9/30/2007       $13,836         $15,233    $12,674
10/31/2007       $13,896         $15,301    $12,701
11/30/2007       $13,945         $15,398    $12,777
12/31/2007       $13,955         $15,441    $12,768
 1/31/2008       $14,068         $15,636    $12,832
 2/29/2008       $13,408         $14,920    $12,869
 3/31/2008       $13,818         $15,346    $12,980
 4/30/2008       $14,022         $15,526    $13,059
 5/31/2008       $14,136         $15,620    $13,169
 6/30/2008       $14,016         $15,443    $13,302
 7/31/2008       $14,013         $15,502    $13,372
 8/31/2008       $14,102         $15,683    $13,318
 9/30/2008       $13,399         $14,948    $13,300
10/31/2008       $13,199         $14,795    $13,166
11/30/2008       $13,048         $14,842    $12,913
12/31/2008       $13,018         $15,059    $12,780
 1/31/2009       $13,510         $15,610    $12,835
 2/28/2009       $13,711         $15,692    $12,899

AVERAGE ANNUAL TOTAL RETURN

CLASS C   2/28/09
-------   -------
1-Year     +0.85%
5-Year     +2.00%
10-Year    +3.10%

CLASS C (3/1/99-2/28/09)

                               (PERFORMANCE GRAPH)

                 FRANKLIN       BARCLAYS
               CONNECTICUT      CAPITAL
             TAX-FREE INCOME    MUNICIPAL
   DATE       FUND - CLASS C   BOND INDEX     CPI
----------   ---------------   ----------   -------
  3/1/1999       $10,000         $10,000    $10,000
 3/31/1999       $10,019         $10,014    $10,030
 4/30/1999       $10,020         $10,039    $10,103
 5/31/1999       $ 9,967         $ 9,981    $10,103
 6/30/1999       $ 9,798         $ 9,837    $10,103
 7/31/1999       $ 9,826         $ 9,873    $10,134
 8/31/1999       $ 9,665         $ 9,794    $10,158
 9/30/1999       $ 9,639         $ 9,798    $10,207
10/31/1999       $ 9,459         $ 9,692    $10,225
11/30/1999       $ 9,524         $ 9,795    $10,231
12/31/1999       $ 9,397         $ 9,722    $10,231
 1/31/2000       $ 9,279         $ 9,679    $10,261
 2/29/2000       $ 9,363         $ 9,792    $10,322
 3/31/2000       $ 9,606         $10,006    $10,407
 4/30/2000       $ 9,533         $ 9,947    $10,413
 5/31/2000       $ 9,451         $ 9,895    $10,426
 6/30/2000       $ 9,687         $10,157    $10,480
 7/31/2000       $ 9,812         $10,299    $10,505
 8/31/2000       $ 9,965         $10,457    $10,505
 9/30/2000       $ 9,910         $10,403    $10,559
10/31/2000       $10,007         $10,516    $10,578
11/30/2000       $10,076         $10,596    $10,584
12/31/2000       $10,270         $10,858    $10,578
 1/31/2001       $10,319         $10,965    $10,644
 2/28/2001       $10,369         $11,000    $10,687
 3/31/2001       $10,467         $11,099    $10,711
 4/30/2001       $10,350         $10,978    $10,754
 5/31/2001       $10,478         $11,097    $10,802
 6/30/2001       $10,557         $11,171    $10,821
 7/31/2001       $10,754         $11,336    $10,790
 8/31/2001       $10,942         $11,523    $10,790
 9/30/2001       $10,862         $11,484    $10,839
10/31/2001       $11,021         $11,621    $10,802
11/30/2001       $10,910         $11,523    $10,784
12/31/2001       $10,797         $11,414    $10,742
 1/31/2002       $10,966         $11,612    $10,766
 2/28/2002       $11,096         $11,752    $10,809
 3/31/2002       $10,880         $11,522    $10,869
 4/30/2002       $11,062         $11,747    $10,930
 5/31/2002       $11,111         $11,818    $10,930
 6/30/2002       $11,212         $11,943    $10,936
 7/31/2002       $11,364         $12,097    $10,948
 8/31/2002       $11,487         $12,242    $10,985
 9/30/2002       $11,755         $12,510    $11,003
10/31/2002       $11,503         $12,303    $11,021
11/30/2002       $11,449         $12,252    $11,021
12/31/2002       $11,678         $12,510    $10,997
 1/31/2003       $11,643         $12,479    $11,046
 2/28/2003       $11,808         $12,653    $11,131
 3/31/2003       $11,794         $12,661    $11,198
 4/30/2003       $11,865         $12,744    $11,173
 5/31/2003       $12,149         $13,043    $11,155
 6/30/2003       $12,101         $12,987    $11,167
 7/31/2003       $11,537         $12,533    $11,179
 8/31/2003       $11,586         $12,626    $11,222
 9/30/2003       $11,863         $12,997    $11,258
10/31/2003       $11,804         $12,932    $11,246
11/30/2003       $11,951         $13,067    $11,216
12/31/2003       $12,044         $13,175    $11,204
 1/31/2004       $12,104         $13,250    $11,258
 2/29/2004       $12,297         $13,450    $11,319
 3/31/2004       $12,280         $13,403    $11,392
 4/30/2004       $11,954         $13,086    $11,429
 5/31/2004       $11,904         $13,038    $11,495
 6/30/2004       $11,976         $13,086    $11,532
 7/31/2004       $12,148         $13,258    $11,514
 8/31/2004       $12,366         $13,524    $11,520
 9/30/2004       $12,439         $13,595    $11,544
10/31/2004       $12,569         $13,712    $11,605
11/30/2004       $12,484         $13,599    $11,611
12/31/2004       $12,637         $13,765    $11,568
 1/31/2005       $12,790         $13,894    $11,593
 2/28/2005       $12,762         $13,848    $11,660
 3/31/2005       $12,710         $13,760    $11,751
 4/30/2005       $12,899         $13,977    $11,830
 5/31/2005       $12,985         $14,076    $11,818
 6/30/2005       $13,049         $14,163    $11,824
 7/31/2005       $13,021         $14,099    $11,878
 8/31/2005       $13,131         $14,242    $11,939
 9/30/2005       $13,045         $14,146    $12,085
10/31/2005       $12,970         $14,060    $12,109
11/30/2005       $13,023         $14,127    $12,012
12/31/2005       $13,135         $14,249    $11,964
 1/31/2006       $13,152         $14,287    $12,055
 2/28/2006       $13,241         $14,383    $12,079
 3/31/2006       $13,163         $14,284    $12,146
 4/30/2006       $13,167         $14,279    $12,249
 5/31/2006       $13,196         $14,343    $12,310
 6/30/2006       $13,153         $14,289    $12,334
 7/31/2006       $13,266         $14,459    $12,371
 8/31/2006       $13,440         $14,673    $12,395
 9/30/2006       $13,517         $14,775    $12,334
10/31/2006       $13,595         $14,868    $12,267
11/30/2006       $13,709         $14,992    $12,249
12/31/2006       $13,664         $14,939    $12,267
 1/31/2007       $13,619         $14,901    $12,305
 2/28/2007       $13,783         $15,097    $12,371
 3/31/2007       $13,725         $15,060    $12,483
 4/30/2007       $13,766         $15,104    $12,564
 5/31/2007       $13,708         $15,038    $12,641
 6/30/2007       $13,649         $14,960    $12,666
 7/31/2007       $13,728         $15,076    $12,663
 8/31/2007       $13,607         $15,011    $12,639
 9/30/2007       $13,787         $15,233    $12,674
10/31/2007       $13,841         $15,301    $12,701
11/30/2007       $13,895         $15,398    $12,777
12/31/2007       $13,899         $15,441    $12,768
 1/31/2008       $13,991         $15,636    $12,832
 2/29/2008       $13,332         $14,920    $12,869
 3/31/2008       $13,744         $15,346    $12,980
 4/30/2008       $13,939         $15,526    $13,059
 5/31/2008       $14,032         $15,620    $13,169
 6/30/2008       $13,920         $15,443    $13,302
 7/31/2008       $13,911         $15,502    $13,372
 8/31/2008       $13,992         $15,683    $13,318
 9/30/2008       $13,279         $14,948    $13,300
10/31/2008       $13,088         $14,795    $13,166
11/30/2008       $12,920         $14,842    $12,913
12/31/2008       $12,885         $15,059    $12,780
 1/31/2009       $13,376         $15,610    $12,835
 2/28/2009       $13,570         $15,692    $12,899


                               30 | Annual Report

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/28/09.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 12/29/08 for the maximum combined effective federal and Connecticut personal income tax rate of 38.25%, based on the federal income tax rate of 35.00%.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/09.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(8.) Source: (C) 2009 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market.

All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               Annual Report | 31

Your Fund's Expenses

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               32 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT     ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 9/1/08       VALUE 2/28/09    PERIOD* 9/1/08-2/28/09
                                           -----------------   ----------------   ----------------------
CLASS A
Actual                                           $1,000            $  972.70               $3.33
Hypothetical (5% return before expenses)         $1,000            $1,021.42               $3.41
CLASS C
Actual                                           $1,000            $  970.20               $6.01
Hypothetical (5% return before expenses)         $1,000            $1,018.70               $6.16

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.68% and C: 1.23%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               Annual Report | 33

Franklin Double Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Double Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and state personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.(1) The Fund invests primarily in municipal securities issued by U.S. territories such as Puerto Rico, Guam and the Virgin Islands.

CREDIT QUALITY BREAKDOWN*
Franklin Double Tax-Free Income Fund
2/28/09

                                % OF TOTAL
RATINGS                  LONG-TERM INVESTMENTS**
-------                  -----------------------
AAA                               25.3%
AA                                12.3%
A                                  6.2%
BBB                               51.7%
Below Investment Grade             0.4%
Not Rated by S&P                   4.1%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS      MOODY'S   INTERNAL
-------      -------   --------
AAA or Aaa      --       0.1%
BBB or Baa     3.1%      0.9%
               ---       ---
Total          3.1%      1.0%

This annual report for Franklin Double Tax-Free Income Fund covers the fiscal year ended February 28, 2009.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

The Fund's Class A share price, as measured by net asset value, decreased from $11.10 on February 29, 2008, to $10.54 on February 28, 2009. The Fund's

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 120.


                               34 | Annual Report

DIVIDEND DISTRIBUTIONS*
Franklin Double Tax-Free Income Fund

                    DIVIDEND PER SHARE
                 -----------------------
MONTH              CLASS A      CLASS C
-----            ----------   ----------
March 2008       4.09 cents   3.54 cents
April 2008       4.09 cents   3.54 cents
May 2008         4.09 cents   3.54 cents
June 2008        4.15 cents   3.62 cents
July 2008        4.15 cents   3.62 cents
August 2008      4.15 cents   3.62 cents
September 2008   4.15 cents   3.63 cents
October 2008     4.15 cents   3.63 cents
November 2008    4.15 cents   3.63 cents
December 2008    4.15 cents   3.70 cents
January 2009     4.15 cents   3.70 cents
February 2009    4.15 cents   3.70 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Class A shares paid dividends totaling 49.44 cents per share for the same period.(2) The Performance Summary beginning on page 37 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.60% based on an annualization of the current 4.22 cent per share dividend and the maximum offering price of $11.01 on February 28, 2009. An investor in the 2009 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 7.08% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

MANAGER'S DISCUSSION

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Franklin Double Tax-Free Income Fund was the first mutual fund of its kind to offer both state and federal income tax exemptions in all 50 states. We do

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                               Annual Report | 35

PORTFOLIO BREAKDOWN
Franklin Double Tax-Free Income Fund
2/28/09

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
Prerefunded                                    19.9%
Utilities                                      18.4%
General Obligation                             18.2%
Transportation                                 12.2%
Subject to Government Appropriations            8.9%
Tax-Supported                                   7.6%
Other Revenue                                   4.7%
Housing                                         4.3%
Higher Education                                3.2%
Hospital & Health Care                          2.6%

*    Does not include short-term investments and other net assets.

this by investing in U.S. territories such as Puerto Rico, Virgin Islands and Guam, which are free from state personal income taxes in all states and the District of Columbia. This can be particularly appealing to residents of states such as Illinois, Iowa and Wisconsin, which place a tax on their in-state municipal bonds.

The Fund was well diversified with 106 different positions across 10 different sectors as of February 28, 2009. Issuers represented in the portfolio included Puerto Rico (84.4% of the Fund's total long-term investments), Virgin Islands (11.2%) and Guam (4.4%).

Many municipal bond funds purchase U.S. territory paper, mainly Puerto Rico's, as an alternative for their specialty state funds when the supply within a particular state is running low. This strong demand for territory paper has also helped to keep bond values high relative to other states. Puerto Rico's municipal bond market is widely traded and is very liquid because of its dual tax-exemption advantages.

Thank you for your continued participation in Franklin Double Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               36 | Annual Report

Performance Summary as of 2/28/09

FRANKLIN DOUBLE TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FPRTX)                    CHANGE   2/28/09   2/29/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$0.56    $10.54    $11.10
DISTRIBUTIONS (3/1/08-2/28/09)
Dividend Income                  $0.4944

CLASS C (SYMBOL: FPRIX)                    CHANGE   2/28/09   2/29/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$0.56    $10.58    $11.14
DISTRIBUTIONS (3/1/08-2/28/09)
Dividend Income                  $0.4335

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY.

CLASS A                                              1-YEAR   5-YEAR   10-YEAR
-------                                              ------   ------   -------
Cumulative Total Return(1)                           -0.62%   +8.40%   +40.70%
Average Annual Total Return(2)                       -4.82%   +0.74%    +3.02%
Avg. Ann. Total Return (3/31/09)(3)                  -9.80%   +0.23%    +2.70%
   Distribution Rate(4)                      4.60%
   Taxable Equivalent Distribution Rate(5)   7.08%
   30-Day Standardized Yield(6)              4.18%
   Taxable Equivalent Yield(5)               6.43%
   Total Annual Operating Expenses(7)        0.69%

CLASS C                                              1-YEAR   5-YEAR   10-YEAR
-------                                              ------   ------   -------
Cumulative Total Return(1)                           -1.17%   +5.43%   +33.41%
Average Annual Total Return(2)                       -2.12%   +1.06%    +2.92%
Avg. Ann. Total Return (3/31/09)(3)                  -7.24%   +0.54%    +2.59%
   Distribution Rate(4)                      4.28%
   Taxable Equivalent Distribution Rate(5)   6.58%
   30-Day Standardized Yield(6)              3.82%
   Taxable Equivalent Yield(5)               5.88%
   Total Annual Operating Expenses(7)        1.24%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.


                               Annual Report | 37

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   2/28/09
-------   -------
1-Year      -4.82%
5-Year      +0.74%
10-Year     +3.02%

CLASS A (3/1/99-2/28/09)

                               (PERFORMANCE GRAPH)

             FRANKLIN DOUBLE TAX-FREE     BARCLAYS CAPITAL
   DATE        INCOME FUND - CLASS A    MUNICIPAL BOND INDEX     CPI
----------   ------------------------   --------------------   -------
  3/1/1999            $ 9,573                  $10,000         $10,000
 3/31/1999            $ 9,619                  $10,014         $10,030
 4/30/1999            $ 9,641                  $10,039         $10,103
 5/31/1999            $ 9,615                  $ 9,981         $10,103
 6/30/1999            $ 9,487                  $ 9,837         $10,103
 7/31/1999            $ 9,517                  $ 9,873         $10,134
 8/31/1999            $ 9,400                  $ 9,794         $10,158
 9/30/1999            $ 9,406                  $ 9,798         $10,207
10/31/1999            $ 9,296                  $ 9,692         $10,225
11/30/1999            $ 9,361                  $ 9,795         $10,231
12/31/1999            $ 9,267                  $ 9,722         $10,231
 1/31/2000            $ 9,181                  $ 9,679         $10,261
 2/29/2000            $ 9,289                  $ 9,792         $10,322
 3/31/2000            $ 9,483                  $10,006         $10,407
 4/30/2000            $ 9,439                  $ 9,947         $10,413
 5/31/2000            $ 9,387                  $ 9,895         $10,426
 6/30/2000            $ 9,618                  $10,157         $10,480
 7/31/2000            $ 9,755                  $10,299         $10,505
 8/31/2000            $ 9,910                  $10,457         $10,505
 9/30/2000            $ 9,866                  $10,403         $10,559
10/31/2000            $ 9,926                  $10,516         $10,578
11/30/2000            $10,005                  $10,596         $10,584
12/31/2000            $10,216                  $10,858         $10,578
 1/31/2001            $10,277                  $10,965         $10,644
 2/28/2001            $10,321                  $11,000         $10,687
 3/31/2001            $10,391                  $11,099         $10,711
 4/30/2001            $10,309                  $10,978         $10,754
 5/31/2001            $10,425                  $11,097         $10,802
 6/30/2001            $10,514                  $11,171         $10,821
 7/31/2001            $10,694                  $11,336         $10,790
 8/31/2001            $10,857                  $11,523         $10,790
 9/30/2001            $10,726                  $11,484         $10,839
10/31/2001            $10,862                  $11,621         $10,802
11/30/2001            $10,767                  $11,523         $10,784
12/31/2001            $10,646                  $11,414         $10,742
 1/31/2002            $10,812                  $11,612         $10,766
 2/28/2002            $10,968                  $11,752         $10,809
 3/31/2002            $10,769                  $11,522         $10,869
 4/30/2002            $10,981                  $11,747         $10,930
 5/31/2002            $11,024                  $11,818         $10,930
 6/30/2002            $11,114                  $11,943         $10,936
 7/31/2002            $11,243                  $12,097         $10,948
 8/31/2002            $11,363                  $12,242         $10,985
 9/30/2002            $11,627                  $12,510         $11,003
10/31/2002            $11,429                  $12,303         $11,021
11/30/2002            $11,405                  $12,252         $11,021
12/31/2002            $11,633                  $12,510         $10,997
 1/31/2003            $11,560                  $12,479         $11,046
 2/28/2003            $11,702                  $12,653         $11,131
 3/31/2003            $11,697                  $12,661         $11,198
 4/30/2003            $11,721                  $12,744         $11,173
 5/31/2003            $12,023                  $13,043         $11,155
 6/30/2003            $11,967                  $12,987         $11,167
 7/31/2003            $11,512                  $12,533         $11,179
 8/31/2003            $11,616                  $12,626         $11,222
 9/30/2003            $11,932                  $12,997         $11,258
10/31/2003            $11,864                  $12,932         $11,246
11/30/2003            $12,030                  $13,067         $11,216
12/31/2003            $12,135                  $13,175         $11,204
 1/31/2004            $12,189                  $13,250         $11,258
 2/29/2004            $12,428                  $13,450         $11,319
 3/31/2004            $12,420                  $13,403         $11,392
 4/30/2004            $12,070                  $13,086         $11,429
 5/31/2004            $11,959                  $13,038         $11,495
 6/30/2004            $12,047                  $13,086         $11,532
 7/31/2004            $12,248                  $13,258         $11,514
 8/31/2004            $12,504                  $13,524         $11,520
 9/30/2004            $12,570                  $13,595         $11,544
10/31/2004            $12,700                  $13,712         $11,605
11/30/2004            $12,606                  $13,599         $11,611
12/31/2004            $12,758                  $13,765         $11,568
 1/31/2005            $12,931                  $13,894         $11,593
 2/28/2005            $12,922                  $13,848         $11,660
 3/31/2005            $12,870                  $13,760         $11,751
 4/30/2005            $13,067                  $13,977         $11,830
 5/31/2005            $13,167                  $14,076         $11,818
 6/30/2005            $13,246                  $14,163         $11,824
 7/31/2005            $13,193                  $14,099         $11,878
 8/31/2005            $13,316                  $14,242         $11,939
 9/30/2005            $13,218                  $14,146         $12,085
10/31/2005            $13,131                  $14,060         $12,109
11/30/2005            $13,133                  $14,127         $12,012
12/31/2005            $13,257                  $14,249         $11,964
 1/31/2006            $13,314                  $14,287         $12,055
 2/28/2006            $13,461                  $14,383         $12,079
 3/31/2006            $13,350                  $14,284         $12,146
 4/30/2006            $13,340                  $14,279         $12,249
 5/31/2006            $13,353                  $14,343         $12,310
 6/30/2006            $13,321                  $14,289         $12,334
 7/31/2006            $13,471                  $14,459         $12,371
 8/31/2006            $13,667                  $14,673         $12,395
 9/30/2006            $13,783                  $14,775         $12,334
10/31/2006            $13,877                  $14,868         $12,267
11/30/2006            $14,006                  $14,992         $12,249
12/31/2006            $13,950                  $14,939         $12,267
 1/31/2007            $13,928                  $14,901         $12,305
 2/28/2007            $14,128                  $15,097         $12,371
 3/31/2007            $14,083                  $15,060         $12,483
 4/30/2007            $14,132                  $15,104         $12,564
 5/31/2007            $14,086                  $15,038         $12,641
 6/30/2007            $14,016                  $14,960         $12,666
 7/31/2007            $14,112                  $15,076         $12,663
 8/31/2007            $13,958                  $15,011         $12,639
 9/30/2007            $14,162                  $15,233         $12,674
10/31/2007            $14,222                  $15,301         $12,701
11/30/2007            $14,210                  $15,398         $12,777
12/31/2007            $14,139                  $15,441         $12,768
 1/31/2008            $14,261                  $15,636         $12,832
 2/29/2008            $13,554                  $14,920         $12,869
 3/31/2008            $13,934                  $15,346         $12,980
 4/30/2008            $14,204                  $15,526         $13,059
 5/31/2008            $14,352                  $15,620         $13,169
 6/30/2008            $14,194                  $15,443         $13,302
 7/31/2008            $14,158                  $15,502         $13,372
 8/31/2008            $14,309                  $15,683         $13,318
 9/30/2008            $13,411                  $14,948         $13,300
10/31/2008            $13,028                  $14,795         $13,166
11/30/2008            $12,789                  $14,842         $12,913
12/31/2008            $12,299                  $15,059         $12,780
 1/31/2009            $13,278                  $15,610         $12,835
 2/28/2009            $13,470                  $15,692         $12,899

AVERAGE ANNUAL TOTAL RETURN

CLASS C   2/28/09
-------   -------
1-Year      -2.12%
5-Year      +1.06%
10-Year     +2.92%

CLASS C (3/1/99-2/28/09)

                               (PERFORMANCE GRAPH)

             FRANKLIN DOUBLE TAX-FREE     BARCLAYS CAPITAL
   DATE        INCOME FUND - CLASS C    MUNICIPAL BOND INDEX     CPI
----------   ------------------------   --------------------   -------
  3/1/1999            $10,000                  $10,000         $10,000
 3/31/1999            $10,052                  $10,014         $10,030
 4/30/1999            $10,062                  $10,039         $10,103
 5/31/1999            $10,029                  $ 9,981         $10,103
 6/30/1999            $ 9,900                  $ 9,837         $10,103
 7/31/1999            $ 9,927                  $ 9,873         $10,134
 8/31/1999            $ 9,801                  $ 9,794         $10,158
 9/30/1999            $ 9,802                  $ 9,798         $10,207
10/31/1999            $ 9,674                  $ 9,692         $10,225
11/30/1999            $ 9,737                  $ 9,795         $10,231
12/31/1999            $ 9,643                  $ 9,722         $10,231
 1/31/2000            $ 9,550                  $ 9,679         $10,261
 2/29/2000            $ 9,658                  $ 9,792         $10,322
 3/31/2000            $ 9,855                  $10,006         $10,407
 4/30/2000            $ 9,796                  $ 9,947         $10,413
 5/31/2000            $ 9,747                  $ 9,895         $10,426
 6/30/2000            $ 9,982                  $10,157         $10,480
 7/31/2000            $10,119                  $10,299         $10,505
 8/31/2000            $10,275                  $10,457         $10,505
 9/30/2000            $10,225                  $10,403         $10,559
10/31/2000            $10,283                  $10,516         $10,578
11/30/2000            $10,359                  $10,596         $10,584
12/31/2000            $10,572                  $10,858         $10,578
 1/31/2001            $10,631                  $10,965         $10,644
 2/28/2001            $10,680                  $11,000         $10,687
 3/31/2001            $10,747                  $11,099         $10,711
 4/30/2001            $10,658                  $10,978         $10,754
 5/31/2001            $10,763                  $11,097         $10,802
 6/30/2001            $10,850                  $11,171         $10,821
 7/31/2001            $11,031                  $11,336         $10,790
 8/31/2001            $11,203                  $11,523         $10,790
 9/30/2001            $11,054                  $11,484         $10,839
10/31/2001            $11,198                  $11,621         $10,802
11/30/2001            $11,086                  $11,523         $10,784
12/31/2001            $10,966                  $11,414         $10,742
 1/31/2002            $11,130                  $11,612         $10,766
 2/28/2002            $11,276                  $11,752         $10,809
 3/31/2002            $11,076                  $11,522         $10,869
 4/30/2002            $11,288                  $11,747         $10,930
 5/31/2002            $11,327                  $11,818         $10,930
 6/30/2002            $11,405                  $11,943         $10,936
 7/31/2002            $11,542                  $12,097         $10,948
 8/31/2002            $11,659                  $12,242         $10,985
 9/30/2002            $11,925                  $12,510         $11,003
10/31/2002            $11,717                  $12,303         $11,021
11/30/2002            $11,687                  $12,252         $11,021
12/31/2002            $11,925                  $12,510         $10,997
 1/31/2003            $11,844                  $12,479         $11,046
 2/28/2003            $11,974                  $12,653         $11,131
 3/31/2003            $11,964                  $12,661         $11,198
 4/30/2003            $11,984                  $12,744         $11,173
 5/31/2003            $12,287                  $13,043         $11,155
 6/30/2003            $12,223                  $12,987         $11,167
 7/31/2003            $11,754                  $12,533         $11,179
 8/31/2003            $11,863                  $12,626         $11,222
 9/30/2003            $12,179                  $12,997         $11,258
10/31/2003            $12,094                  $12,932         $11,246
11/30/2003            $12,266                  $13,067         $11,216
12/31/2003            $12,357                  $13,175         $11,204
 1/31/2004            $12,407                  $13,250         $11,258
 2/29/2004            $12,655                  $13,450         $11,319
 3/31/2004            $12,641                  $13,403         $11,392
 4/30/2004            $12,271                  $13,086         $11,429
 5/31/2004            $12,153                  $13,038         $11,495
 6/30/2004            $12,235                  $13,086         $11,532
 7/31/2004            $12,444                  $13,258         $11,514
 8/31/2004            $12,697                  $13,524         $11,520
 9/30/2004            $12,758                  $13,595         $11,544
10/31/2004            $12,883                  $13,712         $11,605
11/30/2004            $12,773                  $13,599         $11,611
12/31/2004            $12,931                  $13,765         $11,568
 1/31/2005            $13,100                  $13,894         $11,593
 2/28/2005            $13,085                  $13,848         $11,660
 3/31/2005            $13,027                  $13,760         $11,751
 4/30/2005            $13,219                  $13,977         $11,830
 5/31/2005            $13,313                  $14,076         $11,818
 6/30/2005            $13,376                  $14,163         $11,824
 7/31/2005            $13,316                  $14,099         $11,878
 8/31/2005            $13,445                  $14,242         $11,939
 9/30/2005            $13,341                  $14,146         $12,085
10/31/2005            $13,247                  $14,060         $12,109
11/30/2005            $13,243                  $14,127         $12,012
12/31/2005            $13,361                  $14,249         $11,964
 1/31/2006            $13,413                  $14,287         $12,055
 2/28/2006            $13,543                  $14,383         $12,079
 3/31/2006            $13,436                  $14,284         $12,146
 4/30/2006            $13,420                  $14,279         $12,249
 5/31/2006            $13,427                  $14,343         $12,310
 6/30/2006            $13,388                  $14,289         $12,334
 7/31/2006            $13,532                  $14,459         $12,371
 8/31/2006            $13,722                  $14,673         $12,395
 9/30/2006            $13,833                  $14,775         $12,334
10/31/2006            $13,921                  $14,868         $12,267
11/30/2006            $14,044                  $14,992         $12,249
12/31/2006            $13,981                  $14,939         $12,267
 1/31/2007            $13,953                  $14,901         $12,305
 2/28/2007            $14,158                  $15,097         $12,371
 3/31/2007            $14,095                  $15,060         $12,483
 4/30/2007            $14,149                  $15,104         $12,564
 5/31/2007            $14,085                  $15,038         $12,641
 6/30/2007            $14,009                  $14,960         $12,666
 7/31/2007            $14,109                  $15,076         $12,663
 8/31/2007            $13,938                  $15,011         $12,639
 9/30/2007            $14,134                  $15,233         $12,674
10/31/2007            $14,188                  $15,301         $12,701
11/30/2007            $14,170                  $15,398         $12,777
12/31/2007            $14,092                  $15,441         $12,768
 1/31/2008            $14,207                  $15,636         $12,832
 2/29/2008            $13,499                  $14,920         $12,869
 3/31/2008            $13,869                  $15,346         $12,980
 4/30/2008            $14,131                  $15,526         $13,059
 5/31/2008            $14,271                  $15,620         $13,169
 6/30/2008            $14,107                  $15,443         $13,302
 7/31/2008            $14,078                  $15,502         $13,372
 8/31/2008            $14,209                  $15,683         $13,318
 9/30/2008            $13,314                  $14,948         $13,300
10/31/2008            $12,928                  $14,795         $13,166
11/30/2008            $12,686                  $14,842         $12,913
12/31/2008            $12,196                  $15,059         $12,780
 1/31/2009            $13,157                  $15,610         $12,835
 2/28/2009            $13,341                  $15,692         $12,899


                               38 | Annual Report

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND IS CLASSIFIED AS A NONDIVERSIFIED FUND, BECAUSE IT MAY INVEST A GREATER PORTION OF ITS ASSETS IN THE MUNICIPAL SECURITIES OF ONE ISSUER THAN A DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/28/09.

(5.) Taxable equivalent distribution rate and yield assume the 2009 maximum federal income tax rate of 35.00%.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/09.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(8.) Source: (C) 2009 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               Annual Report | 39

Your Fund's Expenses

FRANKLIN DOUBLE TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               40 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 9/1/08      VALUE 2/28/09   PERIOD* 9/1/08-2/28/09
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $  941.30              $3.32
Hypothetical (5% return before expenses)         $1,000           $1,021.37              $3.46
CLASS C
Actual                                           $1,000           $  938.90              $5.96
Hypothetical (5% return before expenses)         $1,000           $1,018.65              $6.21

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.69% and C: 1.24%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               Annual Report | 41

Franklin Federal Intermediate-Term
Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Federal Intermediate-Term Tax-Free Income Fund seeks to provide as high a level of income exempt from federal income tax as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such tax.(1) The Fund maintains a dollar-weighted average maturity (the time in which the debt must be repaid) of three to 10 years.

CREDIT QUALITY BREAKDOWN*
Franklin Federal Intermediate-Term Tax-Free Income Fund
2/28/09

                                % OF TOTAL
RATINGS                  LONG-TERM INVESTMENTS**
-------                  -----------------------
AAA                               29.9%
AA                                35.8%
A                                 21.2%
BBB                                6.4%
Below Investment Grade             0.7%
Not Rated by S&P                   6.0%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS      MOODY'S   INTERNAL
-------      -------   --------
AAA or Aaa      --       0.4%
AA or Aa       2.7%       --
A              1.3%       --
BBB or Baa     1.6%       --
               ---       ---
Total          5.6%      0.4%

This annual report for Franklin Federal Intermediate-Term Tax-Free Income Fund covers the fiscal year ended February 28, 2009.

(1.) Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 127.


                               42 | Annual Report

DIVIDEND DISTRIBUTIONS*
Franklin Federal Intermediate-Term Tax-Free Income Fund

                              DIVIDEND PER SHARE
                 --------------------------------------------
MONTH              CLASS A      CLASS C      ADVISOR CLASS**
-----            ----------   ----------   ------------------
March 2008       3.51 cents   2.96 cents               --
April 2008       3.51 cents   2.96 cents               --
May 2008         3.51 cents   2.96 cents               --
June 2008        3.51 cents   2.98 cents               --
July 2008        3.51 cents   2.98 cents               --
August 2008      3.51 cents   2.98 cents               --
September 2008   3.63 cents   3.12 cents               --
October 2008     3.63 cents   3.12 cents               --
November 2008    3.63 cents   3.12 cents               --
December 2008    3.68 cents   3.20 cents       2.33 cents
January 2009     3.68 cents   3.20 cents       3.76 cents
February 2009    3.68 cents   3.20 cents       3.76 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Effective 12/1/08, the Fund began offering Advisor Class shares. See the prospectus for details.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

The Fund's Class A share price, as measured by net asset value, decreased from $11.04 on February 29, 2008, to $10.99 on February 28, 2009. The Fund's Class A shares paid dividends totaling 42.85 cents per share for the same period.(2) The Performance Summary beginning on page 45 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.93% based on an annualization of the current 3.68 cent per share dividend and the maximum offering price of $11.24 on February 28, 2009. An investor in the 2009 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 6.05% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C and Advisor shares' performance, please see the Performance Summary.

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                               Annual Report | 43

PORTFOLIO BREAKDOWN
Franklin Federal Intermediate-Term
Tax-Free Income Fund
2/28/09

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
Utilities                                      25.5%**
General Obligation                             20.6%
Hospital & Health Care                         16.9%
Subject to Government Appropriations           12.1%
Other Revenue                                   8.6%
Transportation                                  6.6%
Prerefunded                                     4.1%
Tax-Supported                                   2.5%
Higher Education                                1.9%
Corporate-Backed                                1.2%

*    Does not include short-term investments and other net assets.

** The Fund may invest more than 25% in municipal securities that finance similar types of projects such as utilities. A change that affects one project may affect all similar projects, thereby increasing market risk.

MANAGER'S DISCUSSION

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Federal Intermediate-Term Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               44 | Annual Report

Performance Summary as of 2/28/09

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FKITX)                     CHANGE   2/28/09   2/29/08
-----------------------                     ------   -------   -------
Net Asset Value (NAV)                       -$0.05    $10.99    $11.04
DISTRIBUTIONS (3/1/08-2/28/09)
Dividend Income                   $0.4285

CLASS C (SYMBOL: FCITX)                     CHANGE   2/28/09   2/29/08
-----------------------                     ------   -------   -------
Net Asset Value (NAV)                       -$0.05    $11.01    $11.06
DISTRIBUTIONS (3/1/08-2/28/09)
Dividend Income                   $0.3668

ADVISOR CLASS (SYMBOL: N/A)                 CHANGE   2/28/09   12/1/08
---------------------------                 ------   -------   -------
Net Asset Value (NAV)                       +$0.42    $11.00    $10.58
DISTRIBUTIONS (12/1/08-2/28/09)
Dividend Income                   $0.1083


                               Annual Report | 45

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; ADVISOR CLASS:
NO SALES CHARGES.

CLASS A                                             1-YEAR    5-YEAR   10-YEAR
-------                                             ------   -------   -------
Cumulative Total Return(1)                          +3.48%   +12.49%   +45.89%
Average Annual Total Return(2)                      +1.19%    +1.92%    +3.61%
Avg. Ann. Total Return (3/31/09)(3)                 -1.48%    +2.06%    +3.61%
   Distribution Rate(4)                      3.93%
   Taxable Equivalent Distribution Rate(5)   6.05%
   30-Day Standardized Yield(6)              3.30%
   Taxable Equivalent Yield(5)               5.08%
   Total Annual Operating Expenses(7)        0.71%

CLASS C                                             1-YEAR   5-YEAR    INCEPTION (7/1/03)
-------                                             ------   -------   ------------------
Cumulative Total Return(1)                          +2.90%    +9.49%         +12.73%
Average Annual Total Return(2)                      +1.91%    +1.83%          +2.14%
Avg. Ann. Total Return (3/31/09)(3)                 -0.74%    +1.97%          +2.10%
   Distribution Rate(4)                      3.46%
   Taxable Equivalent Distribution Rate(5)   5.32%
   30-Day Standardized Yield(6)              2.84%
   Taxable Equivalent Yield(5)               4.37%
   Total Annual Operating Expenses(7)        1.26%

ADVISOR CLASS(8)                                    1-YEAR    5-YEAR   10-YEAR
----------------                                    ------   -------   -------
Cumulative Total Return(1)                          +3.60%   +12.61%   +46.06%
Average Annual Total Return(2)                      +3.60%    +2.40%    +3.86%
Avg. Ann. Total Return (3/31/09)(3)                 +0.91%    +2.55%    +3.86%
   Distribution Rate(4)                      4.11%
   Taxable Equivalent Distribution Rate(5)   6.32%
   30-Day Standardized Yield(6)              3.74%
   Taxable Equivalent Yield(5)               5.75%
   Total Annual Operating Expenses(7)        0.61%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.


                               46 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   2/28/09
-------   -------
1-Year     +1.19%
5-Year     +1.92%
10-Year    +3.61%

CLASS A (3/1/99-2/28/09)

                              (PERFORMANCE GRAPH)

             FRANKLIN FEDERAL INTERMEDIATE-TERM   BARCLAYS CAPITAL MUNICIPAL BOND
   DATE        TAX-FREE INCOME FUND - CLASS A         INDEX: 10-YEAR COMPONENT        CPI
----------   ----------------------------------   -------------------------------   -------
  3/1/1999                 $ 9,775                            $10,000               $10,000
 3/31/1999                 $ 9,776                            $ 9,995               $10,030
 4/30/1999                 $ 9,812                            $10,022               $10,103
 5/31/1999                 $ 9,761                            $ 9,951               $10,103
 6/30/1999                 $ 9,649                            $ 9,766               $10,103
 7/31/1999                 $ 9,676                            $ 9,832               $10,134
 8/31/1999                 $ 9,616                            $ 9,796               $10,158
 9/30/1999                 $ 9,636                            $ 9,829               $10,207
10/31/1999                 $ 9,531                            $ 9,759               $10,225
11/30/1999                 $ 9,587                            $ 9,866               $10,231
12/31/1999                 $ 9,527                            $ 9,815               $10,231
 1/31/2000                 $ 9,466                            $ 9,774               $10,261
 2/29/2000                 $ 9,532                            $ 9,851               $10,322
 3/31/2000                 $ 9,680                            $10,043               $10,407
 4/30/2000                 $ 9,637                            $ 9,992               $10,413
 5/31/2000                 $ 9,576                            $ 9,933               $10,426
 6/30/2000                 $ 9,753                            $10,203               $10,480
 7/31/2000                 $ 9,858                            $10,344               $10,505
 8/31/2000                 $10,008                            $10,505               $10,505
 9/30/2000                 $ 9,993                            $10,456               $10,559
10/31/2000                 $10,071                            $10,563               $10,578
11/30/2000                 $10,102                            $10,621               $10,584
12/31/2000                 $10,237                            $10,871               $10,578
 1/31/2001                 $10,354                            $11,011               $10,644
 2/28/2001                 $10,404                            $11,029               $10,687
 3/31/2001                 $10,483                            $11,123               $10,711
 4/30/2001                 $10,438                            $10,986               $10,754
 5/31/2001                 $10,546                            $11,105               $10,802
 6/30/2001                 $10,617                            $11,171               $10,821
 7/31/2001                 $10,755                            $11,324               $10,790
 8/31/2001                 $10,923                            $11,518               $10,790
 9/30/2001                 $10,916                            $11,502               $10,839
10/31/2001                 $11,017                            $11,644               $10,802
11/30/2001                 $10,921                            $11,494               $10,784
12/31/2001                 $10,805                            $11,372               $10,742
 1/31/2002                 $10,954                            $11,587               $10,766
 2/28/2002                 $11,095                            $11,752               $10,809
 3/31/2002                 $10,905                            $11,511               $10,869
 4/30/2002                 $11,125                            $11,777               $10,930
 5/31/2002                 $11,186                            $11,833               $10,930
 6/30/2002                 $11,337                            $11,980               $10,936
 7/31/2002                 $11,458                            $12,140               $10,948
 8/31/2002                 $11,570                            $12,298               $10,985
 9/30/2002                 $11,804                            $12,591               $11,003
10/31/2002                 $11,599                            $12,363               $11,021
11/30/2002                 $11,527                            $12,261               $11,021
12/31/2002                 $11,773                            $12,529               $10,997
 1/31/2003                 $11,719                            $12,462               $11,046
 2/28/2003                 $11,925                            $12,677               $11,131
 3/31/2003                 $11,933                            $12,684               $11,198
 4/30/2003                 $12,024                            $12,778               $11,173
 5/31/2003                 $12,356                            $13,144               $11,155
 6/30/2003                 $12,279                            $13,081               $11,167
 7/31/2003                 $11,758                            $12,532               $11,179
 8/31/2003                 $11,870                            $12,640               $11,222
 9/30/2003                 $12,258                            $13,065               $11,258
10/31/2003                 $12,158                            $12,965               $11,246
11/30/2003                 $12,281                            $13,105               $11,216
12/31/2003                 $12,404                            $13,243               $11,204
 1/31/2004                 $12,462                            $13,299               $11,258
 2/29/2004                 $12,683                            $13,533               $11,319
 3/31/2004                 $12,590                            $13,456               $11,392
 4/30/2004                 $12,249                            $13,084               $11,429
 5/31/2004                 $12,244                            $13,092               $11,495
 6/30/2004                 $12,282                            $13,136               $11,532
 7/31/2004                 $12,451                            $13,316               $11,514
 8/31/2004                 $12,709                            $13,607               $11,520
 9/30/2004                 $12,769                            $13,680               $11,544
10/31/2004                 $12,875                            $13,788               $11,605
11/30/2004                 $12,715                            $13,632               $11,611
12/31/2004                 $12,864                            $13,793               $11,568
 1/31/2005                 $12,959                            $13,909               $11,593
 2/28/2005                 $12,875                            $13,822               $11,660
 3/31/2005                 $12,757                            $13,701               $11,751
 4/30/2005                 $12,998                            $13,966               $11,830
 5/31/2005                 $13,082                            $14,060               $11,818
 6/30/2005                 $13,143                            $14,141               $11,824
 7/31/2005                 $13,035                            $14,021               $11,878
 8/31/2005                 $13,177                            $14,191               $11,939
 9/30/2005                 $13,068                            $14,063               $12,085
10/31/2005                 $12,970                            $13,956               $12,109
11/30/2005                 $13,032                            $14,042               $12,012
12/31/2005                 $13,141                            $14,171               $11,964
 1/31/2006                 $13,169                            $14,217               $12,055
 2/28/2006                 $13,244                            $14,301               $12,079
 3/31/2006                 $13,121                            $14,154               $12,146
 4/30/2006                 $13,103                            $14,129               $12,249
 5/31/2006                 $13,167                            $14,226               $12,310
 6/30/2006                 $13,114                            $14,162               $12,334
 7/31/2006                 $13,273                            $14,351               $12,371
 8/31/2006                 $13,479                            $14,597               $12,395
 9/30/2006                 $13,580                            $14,703               $12,334
10/31/2006                 $13,645                            $14,791               $12,267
11/30/2006                 $13,747                            $14,908               $12,249
12/31/2006                 $13,681                            $14,838               $12,267
 1/31/2007                 $13,627                            $14,772               $12,305
 2/28/2007                 $13,802                            $14,980               $12,371
 3/31/2007                 $13,771                            $14,949               $12,483
 4/30/2007                 $13,802                            $14,997               $12,564
 5/31/2007                 $13,723                            $14,919               $12,641
 6/30/2007                 $13,656                            $14,838               $12,666
 7/31/2007                 $13,759                            $14,972               $12,663
 8/31/2007                 $13,777                            $15,009               $12,639
 9/30/2007                 $13,955                            $15,210               $12,674
10/31/2007                 $13,998                            $15,263               $12,701
11/30/2007                 $14,104                            $15,432               $12,777
12/31/2007                 $14,123                            $15,475               $12,768
 1/31/2008                 $14,352                            $15,790               $12,832
 2/29/2008                 $13,785                            $15,134               $12,869
 3/31/2008                 $14,153                            $15,523               $12,980
 4/30/2008                 $14,260                            $15,616               $13,059
 5/31/2008                 $14,329                            $15,693               $13,169
 6/30/2008                 $14,197                            $15,531               $13,302
 7/31/2008                 $14,253                            $15,650               $13,372
 8/31/2008                 $14,412                            $15,869               $13,318
 9/30/2008                 $13,757                            $15,293               $13,300
10/31/2008                 $13,627                            $15,167               $13,166
11/30/2008                 $13,609                            $15,367               $12,913
12/31/2008                 $13,785                            $15,710               $12,780
 1/31/2009                 $14,297                            $16,448               $12,835
 2/28/2009                 $14,261                            $16,323               $12,899

AVERAGE ANNUAL TOTAL RETURN

CLASS C                    2/28/09
-------                    -------
1-Year                      +1.91%
5-Year                      +1.83%
Since Inception (7/1/03)    +2.14%

CLASS C (7/1/03-2/28/09)

                              (PERFORMANCE GRAPH)

             FRANKLIN FEDERAL INTERMEDIATE-TERM   BARCLAYS CAPITAL MUNICIPAL BOND
   DATE        TAX-FREE INCOME FUND - CLASS C         INDEX: 10-YEAR COMPONENT        CPI
----------   ----------------------------------   -------------------------------   -------
  7/1/2003                 $10,000                            $10,000               $10,000
 7/31/2003                 $ 9,570                            $ 9,580               $10,011
 8/31/2003                 $ 9,665                            $ 9,662               $10,049
 9/30/2003                 $ 9,967                            $ 9,988               $10,082
10/31/2003                 $ 9,890                            $ 9,911               $10,071
11/30/2003                 $ 9,977                            $10,018               $10,044
12/31/2003                 $10,072                            $10,124               $10,033
 1/31/2004                 $10,115                            $10,167               $10,082
 2/29/2004                 $10,289                            $10,345               $10,136
 3/31/2004                 $10,209                            $10,286               $10,201
 4/30/2004                 $ 9,928                            $10,002               $10,234
 5/31/2004                 $ 9,919                            $10,008               $10,294
 6/30/2004                 $ 9,945                            $10,042               $10,327
 7/31/2004                 $10,086                            $10,179               $10,310
 8/31/2004                 $10,290                            $10,402               $10,316
 9/30/2004                 $10,334                            $10,457               $10,338
10/31/2004                 $10,414                            $10,541               $10,392
11/30/2004                 $10,271                            $10,421               $10,397
12/31/2004                 $10,396                            $10,544               $10,359
 1/31/2005                 $10,467                            $10,633               $10,381
 2/28/2005                 $10,395                            $10,566               $10,441
 3/31/2005                 $10,295                            $10,474               $10,523
 4/30/2005                 $10,484                            $10,676               $10,593
 5/31/2005                 $10,538                            $10,748               $10,582
 6/30/2005                 $10,592                            $10,810               $10,588
 7/31/2005                 $10,500                            $10,718               $10,637
 8/31/2005                 $10,609                            $10,848               $10,691
 9/30/2005                 $10,516                            $10,750               $10,822
10/31/2005                 $10,433                            $10,668               $10,844
11/30/2005                 $10,478                            $10,735               $10,757
12/31/2005                 $10,561                            $10,833               $10,713
 1/31/2006                 $10,579                            $10,868               $10,795
 2/28/2006                 $10,634                            $10,933               $10,817
 3/31/2006                 $10,530                            $10,820               $10,876
 4/30/2006                 $10,511                            $10,801               $10,969
 5/31/2006                 $10,557                            $10,875               $11,023
 6/30/2006                 $10,510                            $10,826               $11,045
 7/31/2006                 $10,632                            $10,971               $11,078
 8/31/2006                 $10,792                            $11,158               $11,100
 9/30/2006                 $10,858                            $11,240               $11,045
10/31/2006                 $10,916                            $11,307               $10,985
11/30/2006                 $10,992                            $11,397               $10,969
12/31/2006                 $10,934                            $11,343               $10,985
 1/31/2007                 $10,877                            $11,292               $11,019
 2/28/2007                 $11,020                            $11,451               $11,078
 3/31/2007                 $10,982                            $11,428               $11,179
 4/30/2007                 $11,010                            $11,464               $11,251
 5/31/2007                 $10,942                            $11,405               $11,320
 6/30/2007                 $10,883                            $11,343               $11,342
 7/31/2007                 $10,960                            $11,446               $11,339
 8/31/2007                 $10,969                            $11,474               $11,318
 9/30/2007                 $11,106                            $11,627               $11,349
10/31/2007                 $11,136                            $11,668               $11,374
11/30/2007                 $11,215                            $11,797               $11,441
12/31/2007                 $11,225                            $11,830               $11,434
 1/31/2008                 $11,402                            $12,070               $11,490
 2/29/2008                 $10,947                            $11,569               $11,524
 3/31/2008                 $11,233                            $11,867               $11,624
 4/30/2008                 $11,312                            $11,937               $11,694
 5/31/2008                 $11,361                            $11,997               $11,793
 6/30/2008                 $11,252                            $11,872               $11,912
 7/31/2008                 $11,291                            $11,964               $11,974
 8/31/2008                 $11,411                            $12,131               $11,926
 9/30/2008                 $10,889                            $11,691               $11,910
10/31/2008                 $10,780                            $11,594               $11,789
11/30/2008                 $10,761                            $11,747               $11,564
12/31/2008                 $10,895                            $12,009               $11,444
 1/31/2009                 $11,294                            $12,574               $11,494
 2/28/2009                 $11,273                            $12,478               $11,551


                               Annual Report | 47

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(8)   2/28/09
----------------   -------
1-Year              +3.60%
5-Year              +2.40%
10-Year             +3.86%

ADVISOR CLASS (3/1/99-2/28/09)(8)

                              (PERFORMANCE GRAPH)

              FRANKLIN FEDERAL INTERMEDIATE-TERM    BARCLAYS CAPITAL MUNICIPAL BOND
   DATE      TAX-FREE INCOME FUND - ADVISOR CLASS       INDEX: 10-YEAR COMPONENT        CPI
----------   ------------------------------------   -------------------------------   -------
  3/1/1999                  $10,000                             $10,000               $10,000
 3/31/1999                  $10,001                             $ 9,995               $10,030
 4/30/1999                  $10,038                             $10,022               $10,103
 5/31/1999                  $ 9,986                             $ 9,951               $10,103
 6/30/1999                  $ 9,871                             $ 9,766               $10,103
 7/31/1999                  $ 9,899                             $ 9,832               $10,134
 8/31/1999                  $ 9,837                             $ 9,796               $10,158
 9/30/1999                  $ 9,857                             $ 9,829               $10,207
10/31/1999                  $ 9,751                             $ 9,759               $10,225
11/30/1999                  $ 9,807                             $ 9,866               $10,231
12/31/1999                  $ 9,746                             $ 9,815               $10,231
 1/31/2000                  $ 9,684                             $ 9,774               $10,261
 2/29/2000                  $ 9,752                             $ 9,851               $10,322
 3/31/2000                  $ 9,903                             $10,043               $10,407
 4/30/2000                  $ 9,859                             $ 9,992               $10,413
 5/31/2000                  $ 9,797                             $ 9,933               $10,426
 6/30/2000                  $ 9,978                             $10,203               $10,480
 7/31/2000                  $10,084                             $10,344               $10,505
 8/31/2000                  $10,239                             $10,505               $10,505
 9/30/2000                  $10,223                             $10,456               $10,559
10/31/2000                  $10,303                             $10,563               $10,578
11/30/2000                  $10,335                             $10,621               $10,584
12/31/2000                  $10,473                             $10,871               $10,578
 1/31/2001                  $10,592                             $11,011               $10,644
 2/28/2001                  $10,644                             $11,029               $10,687
 3/31/2001                  $10,724                             $11,123               $10,711
 4/30/2001                  $10,678                             $10,986               $10,754
 5/31/2001                  $10,789                             $11,105               $10,802
 6/30/2001                  $10,861                             $11,171               $10,821
 7/31/2001                  $11,002                             $11,324               $10,790
 8/31/2001                  $11,174                             $11,518               $10,790
 9/30/2001                  $11,167                             $11,502               $10,839
10/31/2001                  $11,270                             $11,644               $10,802
11/30/2001                  $11,173                             $11,494               $10,784
12/31/2001                  $11,053                             $11,372               $10,742
 1/31/2002                  $11,206                             $11,587               $10,766
 2/28/2002                  $11,350                             $11,752               $10,809
 3/31/2002                  $11,156                             $11,511               $10,869
 4/30/2002                  $11,381                             $11,777               $10,930
 5/31/2002                  $11,443                             $11,833               $10,930
 6/30/2002                  $11,598                             $11,980               $10,936
 7/31/2002                  $11,722                             $12,140               $10,948
 8/31/2002                  $11,836                             $12,298               $10,985
 9/30/2002                  $12,075                             $12,591               $11,003
10/31/2002                  $11,866                             $12,363               $11,021
11/30/2002                  $11,792                             $12,261               $11,021
12/31/2002                  $12,044                             $12,529               $10,997
 1/31/2003                  $11,989                             $12,462               $11,046
 2/28/2003                  $12,199                             $12,677               $11,131
 3/31/2003                  $12,207                             $12,684               $11,198
 4/30/2003                  $12,301                             $12,778               $11,173
 5/31/2003                  $12,641                             $13,144               $11,155
 6/30/2003                  $12,561                             $13,081               $11,167
 7/31/2003                  $12,029                             $12,532               $11,179
 8/31/2003                  $12,143                             $12,640               $11,222
 9/30/2003                  $12,540                             $13,065               $11,258
10/31/2003                  $12,438                             $12,965               $11,246
11/30/2003                  $12,564                             $13,105               $11,216
12/31/2003                  $12,689                             $13,243               $11,204
 1/31/2004                  $12,749                             $13,299               $11,258
 2/29/2004                  $12,975                             $13,533               $11,319
 3/31/2004                  $12,880                             $13,456               $11,392
 4/30/2004                  $12,531                             $13,084               $11,429
 5/31/2004                  $12,526                             $13,092               $11,495
 6/30/2004                  $12,565                             $13,136               $11,532
 7/31/2004                  $12,738                             $13,316               $11,514
 8/31/2004                  $13,001                             $13,607               $11,520
 9/30/2004                  $13,063                             $13,680               $11,544
10/31/2004                  $13,171                             $13,788               $11,605
11/30/2004                  $13,007                             $13,632               $11,611
12/31/2004                  $13,160                             $13,793               $11,568
 1/31/2005                  $13,257                             $13,909               $11,593
 2/28/2005                  $13,171                             $13,822               $11,660
 3/31/2005                  $13,050                             $13,701               $11,751
 4/30/2005                  $13,297                             $13,966               $11,830
 5/31/2005                  $13,383                             $14,060               $11,818
 6/30/2005                  $13,446                             $14,141               $11,824
 7/31/2005                  $13,335                             $14,021               $11,878
 8/31/2005                  $13,480                             $14,191               $11,939
 9/30/2005                  $13,368                             $14,063               $12,085
10/31/2005                  $13,268                             $13,956               $12,109
11/30/2005                  $13,332                             $14,042               $12,012
12/31/2005                  $13,444                             $14,171               $11,964
 1/31/2006                  $13,472                             $14,217               $12,055
 2/28/2006                  $13,549                             $14,301               $12,079
 3/31/2006                  $13,423                             $14,154               $12,146
 4/30/2006                  $13,405                             $14,129               $12,249
 5/31/2006                  $13,470                             $14,226               $12,310
 6/30/2006                  $13,416                             $14,162               $12,334
 7/31/2006                  $13,578                             $14,351               $12,371
 8/31/2006                  $13,789                             $14,597               $12,395
 9/30/2006                  $13,892                             $14,703               $12,334
10/31/2006                  $13,959                             $14,791               $12,267
11/30/2006                  $14,063                             $14,908               $12,249
12/31/2006                  $13,996                             $14,838               $12,267
 1/31/2007                  $13,941                             $14,772               $12,305
 2/28/2007                  $14,119                             $14,980               $12,371
 3/31/2007                  $14,088                             $14,949               $12,483
 4/30/2007                  $14,119                             $14,997               $12,564
 5/31/2007                  $14,039                             $14,919               $12,641
 6/30/2007                  $13,970                             $14,838               $12,666
 7/31/2007                  $14,075                             $14,972               $12,663
 8/31/2007                  $14,094                             $15,009               $12,639
 9/30/2007                  $14,276                             $15,210               $12,674
10/31/2007                  $14,320                             $15,263               $12,701
11/30/2007                  $14,428                             $15,432               $12,777
12/31/2007                  $14,448                             $15,475               $12,768
 1/31/2008                  $14,683                             $15,790               $12,832
 2/29/2008                  $14,102                             $15,134               $12,869
 3/31/2008                  $14,479                             $15,523               $12,980
 4/30/2008                  $14,588                             $15,616               $13,059
 5/31/2008                  $14,658                             $15,693               $13,169
 6/30/2008                  $14,523                             $15,531               $13,302
 7/31/2008                  $14,581                             $15,650               $13,372
 8/31/2008                  $14,744                             $15,869               $13,318
 9/30/2008                  $14,074                             $15,293               $13,300
10/31/2008                  $13,941                             $15,167               $13,166
11/30/2008                  $13,922                             $15,367               $12,913
12/31/2008                  $14,109                             $15,710               $12,780
 1/31/2009                  $14,643                             $16,448               $12,835
 2/28/2009                  $14,606                             $16,323               $12,899

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 2/28/09.

(5.) Taxable equivalent distribution rate and yield assume the 2009 maximum federal income tax rate of 35.00%.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/09.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(8.) Effective 12/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 12/1/08, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 11/30/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 12/1/08 (commencement of sales), the cumulative total return of Advisor Class shares was +5.00%.

(9.) Source: (C) 2009 Morningstar. The BC Municipal Bond Index: 10-Year
     Component is the 10-year (8-12) component of the Municipal Bond Index, which is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               48 | Annual Report

Your Fund's Expenses

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 49

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 9/1/08      VALUE 2/28/09   PERIOD* 9/1/08-2/28/09
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $ 989.80              $3.40
Hypothetical (5% return before expenses)         $1,000          $1,021.37              $3.46
CLASS C
Actual                                           $1,000           $ 987.10              $6.11
Hypothetical (5% return before expenses)         $1,000          $1,018.65              $6.21
ADVISOR CLASS
Actual (12/1/08-2/28/09)                         $1,000          $1,050.00              $1.49
Hypothetical (5% return before expenses)         $1,000          $1,021.87              $2.96

* Expenses are calculated using the most recent six-month expense ratio annualized for each class (A: 0.69%; C: 1.24%; and Advisor: 0.59%), multiplied by the average account value over the period, multiplied by 181/365 (Hypothetical for all share classes; Actual for Classes A and C) to reflect the one-half year period. For Actual Advisor Class expenses, the multiplier is 90/365 to reflect the number of days since inception.


                               50 | Annual Report

Franklin Federal Limited-Term
Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Federal Limited-Term Tax-Free Income Fund seeks to provide as high a level of income exempt from federal income tax as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such tax.(1) The Fund maintains a dollar-weighted average maturity (the time in which the debt must be repaid) of five years or less.

CREDIT QUALITY BREAKDOWN*
Franklin Federal Limited-Term Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/09**

                                  (PIE CHART)

AAA                34.6%
AA                 34.1%
A                  17.0%
BBB                 4.5%
Not Rated by S&P    9.8%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS      MOODY'S   INTERNAL
-------      -------   --------
AAA or Aaa     0.3%       --
AA or Aa       3.8%       --
A              0.3%      4.8%
BBB or Baa     0.6%       --
               ---       ---
Total          5.0%      4.8%

We are pleased to bring you Franklin Federal Limited-Term Tax-Free Income Fund's annual report for the fiscal year ended February 28, 2009.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

The Fund's Class A share price, as measured by net asset value, increased from $9.96 on February 29, 2008, to $10.11 on February 28, 2009. The Fund's

(1.) Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 139.


                               Annual Report | 51

DIVIDEND DISTRIBUTIONS*
Franklin Federal Limited-Term
Tax-Free Income Fund - Class A

MONTH            DIVIDEND PER SHARE
-----            ------------------
March 2008           2.33 cents
April 2008           2.33 cents
May 2008             2.33 cents
June 2008            2.50 cents
July 2008            2.50 cents
August 2008          2.50 cents
September 2008       2.90 cents
October 2008         2.20 cents
November 2008        2.20 cents
December 2008        2.20 cents
January 2009         1.90 cents
February 2009        1.90 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

PORTFOLIO BREAKDOWN
Franklin Federal Limited-Term
Tax-Free Income Fund
2/28/09

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
General Obligation                             25.1%
Utilities                                      14.2%
Hospital & Health Care                         14.0%
Subject to Government Appropriations           12.4%
Tax-Supported                                  12.2%
Higher Education                                9.2%
Other Revenue                                   8.5%
Housing                                         2.3%
Transportation                                  1.2%
Corporate-Backed                                0.9%

*    Does not include short-term investments and other net assets.

Class A shares paid dividends totaling 27.56 cents per share for the same period.(2) The Performance Summary beginning on page 53 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 2.21%. An investor in the 2009 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 3.40% from a taxable investment to match the Fund's Class A tax-free distribution rate.

During the fiscal year, overnight and weekly interest rates fluctuated between a high of 7.96% and a low of 0.46%, which affected the Fund's overall earnings. In addition, spreads fluctuated significantly between shorter- and longer-term bonds and higher and lower quality securities. As a result, the Fund experienced lower income, which caused dividend distributions to decline, as shown in the dividend distributions table. In 2008's latter half, fear gripped the markets; however, as that fear subsided, the municipal market normalized somewhat, and we increased the average life of the Fund's portfolio during the period to take advantage of what we believed were attractive tax-free yields.

MANAGER'S DISCUSSION

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Consistent with our investment strategy, we invested in bonds we believed could provide the most relative value from an income perspective. Seeking a dollar-weighted average portfolio maturity of five years or less, we concentrated in the one- to five-year range in an effort to take advantage of rising yields. As a result of our strategy, the Fund was positioned to capture changes in short-term interest rates, preserve capital and produce tax-free income.

Thank you for your continued participation in Franklin Federal Limited-Term Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                               52 | Annual Report

Performance Summary as of 2/28/09

FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FFTFX)                    CHANGE   2/28/09   2/29/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      +$0.15    $10.11    $9.96
DISTRIBUTIONS (3/1/08-2/28/09)
Dividend Income                  $0.2756

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES THE SALES CHARGE. AVERAGE ANNUAL TOTAL RETURNS INCLUDE THE MAXIMUM SALES CHARGE. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE.

CLASS A                                              1-YEAR    5-YEAR   INCEPTION (9/2/03)
-------                                              ------   -------   ------------------
Cumulative Total Return(2)                           +4.33%   +13.12%        +15.09%
Average Annual Total Return(3)                       +1.98%    +2.04%         +2.17%
Avg. Ann. Total Return (3/31/09)(4)                  +1.15%    +2.13%         +2.19%
   Distribution Rate(5)                      2.21%
   Taxable Equivalent Distribution Rate(6)   3.40%
   30-Day Standardized Yield(7)              2.05%
   Taxable Equivalent Yield(6)               3.15%
   Total Annual Operating Expenses(8)
     Without Waiver                          1.19%
     With Waiver                             0.50%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT COMMON EXPENSES (I.E., A COMBINATION OF INVESTMENT MANAGEMENT FEES, FUND ADMINISTRATION FEES, AND OTHER EXPENSES, BUT EXCLUDING RULE 12B-1 FEES), FOR EACH CLASS OF THE FUND DO NOT EXCEED 0.35% (OTHER THAN CERTAIN NON-ROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 6/30/09.


                               Annual Report | 53

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A                    2/28/09
-------                    -------
1-Year                      +1.98%
5-Year                      +2.04%
Since Inception (9/2/03)    +2.17%

CLASS A (9/2/03-2/28/09)

                              (PERFORMANCE GRAPH)

              FRANKLIN FEDERAL LIMITED-TERM    BARCLAYS CAPITAL MUNICIPAL
  DATE       TAX-FREE INCOME FUND - CLASS A   BOND INDEX 5-YEAR COMPONENT     CPI
----------   ------------------------------   ---------------------------   -------
  9/2/2003              $ 9,775                          $10,000            $10,000
 9/30/2003              $ 9,853                          $10,253            $10,033
10/31/2003              $ 9,834                          $10,186            $10,022
11/30/2003              $ 9,853                          $10,227            $ 9,995
12/31/2003              $ 9,863                          $10,267            $ 9,984
 1/31/2004              $ 9,883                          $10,316            $10,033
 2/29/2004              $ 9,942                          $10,442            $10,087
 3/31/2004              $ 9,924                          $10,398            $10,152
 4/30/2004              $ 9,837                          $10,190            $10,184
 5/31/2004              $ 9,799                          $10,137            $10,244
 6/30/2004              $ 9,810                          $10,175            $10,276
 7/31/2004              $ 9,871                          $10,269            $10,260
 8/31/2004              $ 9,962                          $10,449            $10,265
 9/30/2004              $ 9,973                          $10,463            $10,287
10/31/2004              $ 9,994                          $10,521            $10,341
11/30/2004              $ 9,956                          $10,452            $10,347
12/31/2004              $ 9,989                          $10,547            $10,309
 1/31/2005              $ 9,981                          $10,544            $10,330
 2/28/2005              $ 9,954                          $10,492            $10,390
 3/31/2005              $ 9,929                          $10,425            $10,471
 4/30/2005              $ 9,973                          $10,546            $10,542
 5/31/2005              $ 9,989                          $10,576            $10,531
 6/30/2005              $10,024                          $10,625            $10,536
 7/31/2005              $10,001                          $10,567            $10,585
 8/31/2005              $10,028                          $10,633            $10,639
 9/30/2005              $10,025                          $10,615            $10,769
10/31/2005              $10,012                          $10,570            $10,791
11/30/2005              $10,020                          $10,595            $10,704
12/31/2005              $10,049                          $10,647            $10,661
 1/31/2006              $10,068                          $10,671            $10,742
 2/28/2006              $10,077                          $10,691            $10,764
 3/31/2006              $10,066                          $10,649            $10,823
 4/30/2006              $10,087                          $10,672            $10,915
 5/31/2006              $10,112                          $10,709            $10,970
 6/30/2006              $10,116                          $10,659            $10,991
 7/31/2006              $10,162                          $10,759            $11,024
 8/31/2006              $10,228                          $10,875            $11,046
 9/30/2006              $10,274                          $10,935            $10,991
10/31/2006              $10,300                          $10,980            $10,932
11/30/2006              $10,335                          $11,025            $10,915
12/31/2006              $10,342                          $11,003            $10,932
 1/31/2007              $10,337                          $10,979            $10,965
 2/28/2007              $10,396                          $11,079            $11,024
 3/31/2007              $10,423                          $11,105            $11,124
 4/30/2007              $10,440                          $11,122            $11,196
 5/31/2007              $10,457                          $11,089            $11,265
 6/30/2007              $10,475                          $11,069            $11,287
 7/31/2007              $10,526                          $11,165            $11,284
 8/31/2007              $10,566                          $11,251            $11,263
 9/30/2007              $10,628                          $11,353            $11,294
10/31/2007              $10,658                          $11,396            $11,318
11/30/2007              $10,709                          $11,518            $11,386
12/31/2007              $10,750                          $11,570            $11,378
 1/31/2008              $10,877                          $11,857            $11,434
 2/29/2008              $10,775                          $11,566            $11,468
 3/31/2008              $10,898                          $11,793            $11,567
 4/30/2008              $10,912                          $11,782            $11,637
 5/31/2008              $10,937                          $11,818            $11,735
 6/30/2008              $10,910                          $11,698            $11,853
 7/31/2008              $10,992                          $11,862            $11,916
 8/31/2008              $11,052                          $12,023            $11,868
 9/30/2008              $10,952                          $11,775            $11,852
10/31/2008              $10,932                          $11,776            $11,732
11/30/2008              $11,012                          $12,028            $11,507
12/31/2008              $11,047                          $12,238            $11,388
 1/31/2009              $11,279                          $12,611            $11,438
 2/28/2009              $11,250                          $12,450            $11,495

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 2/1/06, these shares were offered without an initial sales charge; thus actual total returns would have differed.

(1.) If the manager and administrator had not waived fees, the Fund's distribution rate and total return would have been lower and yield for the period would have been 1.60%.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Distribution rate is based on an annualization of the 1.90 cent per share current monthly dividend and the maximum offering price of $10.34 on 2/28/09.

(6.) Taxable equivalent distribution rate and yield assume the 2009 maximum federal income tax rate of 35.00%.

(7.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/09.

(8.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(9.) Source: (C) 2009 Morningstar. The BC Municipal Bond Index: 5-Year Component is the 5-year (4-6) component of the Municipal Bond Index, which is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               54 | Annual Report

Your Fund's Expenses

FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 55

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                       VALUE 9/1/08      VALUE 2/28/09   PERIOD* 9/1/08-2/28/09
-------                                    -----------------   --------------   ----------------------
Actual                                           $1,000          $1,017.00              $2.75
Hypothetical (5% return before expenses)         $1,000          $1,022.07              $2.76

* Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, of 0.55%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               56 | Annual Report

Franklin High Yield Tax-Free Income Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin High Yield Tax-Free Income Fund seeks to provide high current yield exempt from federal income tax by investing at least 80% of its net assets in securities that pay interest free from such tax.(1) Its secondary goal is capital appreciation to the extent possible and consistent with the Fund's principal investment goal.

CREDIT QUALITY BREAKDOWN*
Franklin High Yield Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/09**

                                   (PIE CHART)

AAA                      12.2%
AA                       11.3%
A                        13.4%
BBB                      21.9%
Below Investment Grade   15.0%
Not Rated by S&P         26.2%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS                  MOODY'S   INTERNAL
-------                  -------   --------
AAA or Aaa                 1.2%       3.7%
AA or Aa                   0.3%       0.3%
A                          1.8%       1.2%
BBB or Baa                 1.4%       2.0%
Below Investment Grade     3.7%      10.6%
                           ---       ----
Total                      8.4%      17.8%

This annual report for Franklin High Yield Tax-Free Income Fund covers the fiscal year ended February 28, 2009.

(1.) Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 151.


                               Annual Report | 57

DIVIDEND DISTRIBUTIONS*
Franklin High Yield Tax-Free Income Fund

                                  DIVIDEND PER SHARE
                 ----------------------------------------------------
MONTH              CLASS A      CLASS B      CLASS C    ADVISOR CLASS
-----            ----------   ----------   ----------   -------------
March 2008       4.45 cents   3.96 cents   3.97 cents     4.53 cents
April 2008       4.45 cents   3.96 cents   3.97 cents     4.53 cents
May 2008         4.45 cents   3.96 cents   3.97 cents     4.53 cents
June 2008        4.52 cents   4.06 cents   4.05 cents     4.60 cents
July 2008        4.52 cents   4.06 cents   4.05 cents     4.60 cents
August 2008      4.52 cents   4.06 cents   4.05 cents     4.60 cents
September 2008   4.62 cents   4.17 cents   4.16 cents     4.71 cents
October 2008     4.62 cents   4.17 cents   4.16 cents     4.71 cents
November 2008    4.62 cents   4.17 cents   4.16 cents     4.71 cents
December 2008    4.62 cents   4.24 cents   4.24 cents     4.69 cents
January 2009     4.62 cents   4.24 cents   4.24 cents     4.69 cents
February 2009    4.62 cents   4.24 cents   4.24 cents     4.69 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

The Fund's Class A share price, as measured by net asset value, decreased from $9.98 on February 29, 2008, to $8.75 on February 28, 2009. The Fund's Class A shares paid dividends totaling 54.27 cents per share for the same period.(2) The Performance Summary beginning on page 60 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 6.14% based on an annualization of the current 4.68 cent per share dividend and the maximum offering price of $9.14 on February 28, 2009. An investor in the 2009 maximum federal income tax bracket of 35.00% would need to earn a distribution rate of 9.45% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B, C and Advisor shares' performance, please see the Performance Summary.

MANAGER'S DISCUSSION

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                               58 | Annual Report

During the reporting period, the Fund continued to generate high, current, tax-free income for its shareholders. Consistent with our strategy, the Fund did not use leverage or credit derivatives to boost short-term returns, and we were careful to not overexpose the portfolio to any one credit sector. At period-end, we believed the Fund was well positioned for any changes in yield spreads or interest rates.

Thank you for your continued participation in Franklin High Yield Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

PORTFOLIO BREAKDOWN
Franklin High Yield Tax-Free Income Fund 2/28/09

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
Utilities                                       24.1%
Hospital & Health Care                          18.7%
Prerefunded                                     15.5%
Transportation                                  11.5%
Tax-Supported                                    8.7%
Corporate-Backed                                 7.1%
Other Revenue                                    4.8%
Subject to Government Appropriations             4.6%
General Obligation                               2.3%
Housing                                          1.5%
Higher Education                                 1.2%

*    Does not include short-term investments and other net assets.


                               Annual Report | 59

Performance Summary as of 2/28/09

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRHIX)                    CHANGE   2/28/09   2/29/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$1.23    $8.75     $9.98
DISTRIBUTIONS (3/1/08-2/28/09)
Dividend Income                  $0.5427

CLASS B (SYMBOL: FYIBX)                    CHANGE   2/28/09   2/29/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$1.24    $8.81     $10.05
DISTRIBUTIONS (3/1/08-2/28/09)
Dividend Income                  $0.4899

CLASS C (SYMBOL: FHYIX)                    CHANGE   2/28/09   2/29/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$1.24    $8.86     $10.10
DISTRIBUTIONS (3/1/08-2/28/09)
Dividend Income                  $0.4895

ADVISOR CLASS (SYMBOL: FHYVX)              CHANGE   2/28/09   2/29/08
-----------------------------              ------   -------   -------
Net Asset Value (NAV)                      -$1.23    $8.77     $10.00
DISTRIBUTIONS (3/1/08-2/28/09)
Dividend Income                  $0.5522


                               60 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                               1-YEAR   5-YEAR   10-YEAR
-------                                              -------   ------   -------
Cumulative Total Return(1)                            -7.09%   +5.46%   +31.93%
Average Annual Total Return(2)                       -11.02%   +0.19%    +2.36%
Avg. Ann. Total Return (3/31/09)(3)                  -12.85%   +0.23%    +2.33%
   Distribution Rate(4)                      6.14%
   Taxable Equivalent Distribution Rate(5)   9.45%
   30-Day Standardized Yield(6)              5.75%
   Taxable Equivalent Yield(5)               8.85%
   Total Annual Operating Expenses(7)        0.62%

CLASS B                                               1-YEAR   5-YEAR   10-YEAR
-------                                              -------   ------   -------
Cumulative Total Return(1)                            -7.66%   +2.54%   +26.37%
Average Annual Total Return(2)                       -11.16%   +0.18%    +2.37%
Avg. Ann. Total Return (3/31/09)(3)                  -12.96%   +0.23%    +2.34%
   Distribution Rate(4)                      5.88%
   Taxable Equivalent Distribution Rate(5)   9.05%
   30-Day Standardized Yield(6)              5.46%
   Taxable Equivalent Yield(5)               8.40%
   Total Annual Operating Expenses(7)        1.17%

CLASS C                                               1-YEAR   5-YEAR   10-YEAR
-------                                              -------   ------   -------
Cumulative Total Return(1)                            -7.62%   +2.62%   +24.87%
Average Annual Total Return(2)                        -8.50%   +0.52%    +2.25%
Avg. Ann. Total Return (3/31/09)(3)                  -10.36%   +0.54%    +2.21%
   Distribution Rate(4)                      5.81%
   Taxable Equivalent Distribution Rate(5)   8.94%
   30-Day Standardized Yield(6)              5.47%
   Taxable Equivalent Yield(5)               8.42%
   Total Annual Operating Expenses(7)        1.17%

ADVISOR CLASS(8)                                      1-YEAR   5-YEAR   10-YEAR
----------------                                     -------   ------   -------
Cumulative Total Return(1)                            -6.99%   +5.75%   +32.29%
Average Annual Total Return(2)                        -6.99%   +1.12%    +2.84%
Avg. Ann. Total Return (3/31/09)(3)                   -8.88%   +1.17%    +2.81%
   Distribution Rate(4)                      6.49%
   Taxable Equivalent Distribution Rate(5)   9.98%
   30-Day Standardized Yield(6)              6.13%
   Taxable Equivalent Yield(5)               9.43%
   Total Annual Operating Expenses(7)        0.52%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.


                               Annual Report | 61

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   2/28/09
-------   -------
1-Year    -11.02%
5-Year     +0.19%
10-Year    +2.36%

CLASS A (3/1/99-2/28/09)

                               (PERFORMANCE GRAPH)

              FRANKLIN HIGH YIELD    BARCLAYS CAPITAL
                   TAX-FREE              MUNICIPAL
   DATE      INCOME FUND - CLASS A      BOND INDEX        CPI
----------   ---------------------   ----------------   -------
  3/1/1999          $ 9,575               $10,000       $10,000
 3/31/1999          $ 9,603               $10,014       $10,030
 4/30/1999          $ 9,640               $10,039       $10,103
 5/31/1999          $ 9,601               $ 9,981       $10,103
 6/30/1999          $ 9,495               $ 9,837       $10,103
 7/31/1999          $ 9,540               $ 9,873       $10,134
 8/31/1999          $ 9,433               $ 9,794       $10,158
 9/30/1999          $ 9,427               $ 9,798       $10,207
10/31/1999          $ 9,258               $ 9,692       $10,225
11/30/1999          $ 9,331               $ 9,795       $10,231
12/31/1999          $ 9,195               $ 9,722       $10,231
 1/31/2000          $ 9,111               $ 9,679       $10,261
 2/29/2000          $ 9,202               $ 9,792       $10,322
 3/31/2000          $ 9,392               $10,006       $10,407
 4/30/2000          $ 9,350               $ 9,947       $10,413
 5/31/2000          $ 9,292               $ 9,895       $10,426
 6/30/2000          $ 9,376               $10,157       $10,480
 7/31/2000          $ 9,488               $10,299       $10,505
 8/31/2000          $ 9,619               $10,457       $10,505
 9/30/2000          $ 9,584               $10,403       $10,559
10/31/2000          $ 9,650               $10,516       $10,578
11/30/2000          $ 9,652               $10,596       $10,584
12/31/2000          $ 9,734               $10,858       $10,578
 1/31/2001          $ 9,797               $10,965       $10,644
 2/28/2001          $ 9,852               $11,000       $10,687
 3/31/2001          $ 9,944               $11,099       $10,711
 4/30/2001          $ 9,896               $10,978       $10,754
 5/31/2001          $ 9,999               $11,097       $10,802
 6/30/2001          $10,083               $11,171       $10,821
 7/31/2001          $10,244               $11,336       $10,790
 8/31/2001          $10,406               $11,523       $10,790
 9/30/2001          $10,319               $11,484       $10,839
10/31/2001          $10,396               $11,621       $10,802
11/30/2001          $10,376               $11,523       $10,784
12/31/2001          $10,307               $11,414       $10,742
 1/31/2002          $10,444               $11,612       $10,766
 2/28/2002          $10,493               $11,752       $10,809
 3/31/2002          $10,403               $11,522       $10,869
 4/30/2002          $10,523               $11,747       $10,930
 5/31/2002          $10,563               $11,818       $10,930
 6/30/2002          $10,644               $11,943       $10,936
 7/31/2002          $10,694               $12,097       $10,948
 8/31/2002          $10,755               $12,242       $10,985
 9/30/2002          $10,826               $12,510       $11,003
10/31/2002          $10,569               $12,303       $11,021
11/30/2002          $10,651               $12,252       $11,021
12/31/2002          $10,837               $12,510       $10,997
 1/31/2003          $10,847               $12,479       $11,046
 2/28/2003          $10,909               $12,653       $11,131
 3/31/2003          $10,835               $12,661       $11,198
 4/30/2003          $10,961               $12,744       $11,173
 5/31/2003          $11,215               $13,043       $11,155
 6/30/2003          $11,247               $12,987       $11,167
 7/31/2003          $11,042               $12,533       $11,179
 8/31/2003          $11,074               $12,626       $11,222
 9/30/2003          $11,376               $12,997       $11,258
10/31/2003          $11,430               $12,932       $11,246
11/30/2003          $11,571               $13,067       $11,216
12/31/2003          $11,702               $13,175       $11,204
 1/31/2004          $11,834               $13,250       $11,258
 2/29/2004          $11,977               $13,450       $11,319
 3/31/2004          $11,954               $13,403       $11,392
 4/30/2004          $11,774               $13,086       $11,429
 5/31/2004          $11,729               $13,038       $11,495
 6/30/2004          $11,784               $13,086       $11,532
 7/31/2004          $11,919               $13,258       $11,514
 8/31/2004          $12,111               $13,524       $11,520
 9/30/2004          $12,190               $13,595       $11,544
10/31/2004          $12,315               $13,712       $11,605
11/30/2004          $12,348               $13,599       $11,611
12/31/2004          $12,507               $13,765       $11,568
 1/31/2005          $12,657               $13,894       $11,593
 2/28/2005          $12,689               $13,848       $11,660
 3/31/2005          $12,663               $13,760       $11,751
 4/30/2005          $12,873               $13,977       $11,830
 5/31/2005          $12,989               $14,076       $11,818
 6/30/2005          $13,094               $14,163       $11,824
 7/31/2005          $13,140               $14,099       $11,878
 8/31/2005          $13,234               $14,242       $11,939
 9/30/2005          $13,061               $14,146       $12,085
10/31/2005          $12,984               $14,060       $12,109
11/30/2005          $13,025               $14,127       $12,012
12/31/2005          $13,189               $14,249       $11,964
 1/31/2006          $13,230               $14,287       $12,055
 2/28/2006          $13,382               $14,383       $12,079
 3/31/2006          $13,349               $14,284       $12,146
 4/30/2006          $13,367               $14,279       $12,249
 5/31/2006          $13,409               $14,343       $12,310
 6/30/2006          $13,438               $14,289       $12,334
 7/31/2006          $13,581               $14,459       $12,371
 8/31/2006          $13,776               $14,673       $12,395
 9/30/2006          $13,894               $14,775       $12,334
10/31/2006          $14,014               $14,868       $12,267
11/30/2006          $14,172               $14,992       $12,249
12/31/2006          $14,177               $14,939       $12,267
 1/31/2007          $14,169               $14,901       $12,305
 2/28/2007          $14,316               $15,097       $12,371
 3/31/2007          $14,269               $15,060       $12,483
 4/30/2007          $14,326               $15,104       $12,564
 5/31/2007          $14,252               $15,038       $12,641
 6/30/2007          $14,178               $14,960       $12,666
 7/31/2007          $14,236               $15,076       $12,663
 8/31/2007          $14,003               $15,011       $12,639
 9/30/2007          $14,234               $15,233       $12,674
10/31/2007          $14,279               $15,301       $12,701
11/30/2007          $14,231               $15,398       $12,777
12/31/2007          $14,156               $15,441       $12,768
 1/31/2008          $14,269               $15,636       $12,832
 2/29/2008          $13,594               $14,920       $12,869
 3/31/2008          $13,886               $15,346       $12,980
 4/30/2008          $14,043               $15,526       $13,059
 5/31/2008          $14,158               $15,620       $13,169
 6/30/2008          $13,986               $15,443       $13,302
 7/31/2008          $13,924               $15,502       $13,372
 8/31/2008          $14,043               $15,683       $13,318
 9/30/2008          $13,154               $14,948       $13,300
10/31/2008          $12,320               $14,795       $13,166
11/30/2008          $12,045               $14,842       $12,913
12/31/2008          $11,713               $15,059       $12,780
 1/31/2009          $12,365               $15,610       $12,835
 2/28/2009          $12,632               $15,692       $12,899

AVERAGE ANNUAL TOTAL RETURN

CLASS B   2/28/09
-------   -------
1-Year    -11.16%
5-Year     +0.18%
10-Year    +2.37%

CLASS B (3/1/99-2/28/09)

                               (PERFORMANCE GRAPH)

              FRANKLIN HIGH YIELD    BARCLAYS CAPITAL
                   TAX-FREE              MUNICIPAL
   DATE      INCOME FUND - CLASS B      BOND INDEX        CPI
----------   ---------------------   ----------------   -------
  3/1/1999          $10,000               $10,000       $10,000
 3/31/1999          $10,025               $10,014       $10,030
 4/30/1999          $10,058               $10,039       $10,103
 5/31/1999          $10,013               $ 9,981       $10,103
 6/30/1999          $ 9,897               $ 9,837       $10,103
 7/31/1999          $ 9,948               $ 9,873       $10,134
 8/31/1999          $ 9,832               $ 9,794       $10,158
 9/30/1999          $ 9,821               $ 9,798       $10,207
10/31/1999          $ 9,641               $ 9,692       $10,225
11/30/1999          $ 9,711               $ 9,795       $10,231
12/31/1999          $ 9,566               $ 9,722       $10,231
 1/31/2000          $ 9,474               $ 9,679       $10,261
 2/29/2000          $ 9,564               $ 9,792       $10,322
 3/31/2000          $ 9,756               $10,006       $10,407
 4/30/2000          $ 9,719               $ 9,947       $10,413
 5/31/2000          $ 9,644               $ 9,895       $10,426
 6/30/2000          $ 9,727               $10,157       $10,480
 7/31/2000          $ 9,848               $10,299       $10,505
 8/31/2000          $ 9,969               $10,457       $10,505
 9/30/2000          $ 9,928               $10,403       $10,559
10/31/2000          $ 9,992               $10,516       $10,578
11/30/2000          $ 9,999               $10,596       $10,584
12/31/2000          $10,078               $10,858       $10,578
 1/31/2001          $10,139               $10,965       $10,644
 2/28/2001          $10,181               $11,000       $10,687
 3/31/2001          $10,281               $11,099       $10,711
 4/30/2001          $10,226               $10,978       $10,754
 5/31/2001          $10,327               $11,097       $10,802
 6/30/2001          $10,408               $11,171       $10,821
 7/31/2001          $10,569               $11,336       $10,790
 8/31/2001          $10,731               $11,523       $10,790
 9/30/2001          $10,636               $11,484       $10,839
10/31/2001          $10,711               $11,621       $10,802
11/30/2001          $10,685               $11,523       $10,784
12/31/2001          $10,610               $11,414       $10,742
 1/31/2002          $10,745               $11,612       $10,766
 2/28/2002          $10,800               $11,752       $10,809
 3/31/2002          $10,693               $11,522       $10,869
 4/30/2002          $10,811               $11,747       $10,930
 5/31/2002          $10,857               $11,818       $10,930
 6/30/2002          $10,924               $11,943       $10,936
 7/31/2002          $10,970               $12,097       $10,948
 8/31/2002          $11,038               $12,242       $10,985
 9/30/2002          $11,105               $12,510       $11,003
10/31/2002          $10,828               $12,303       $11,021
11/30/2002          $10,906               $12,252       $11,021
12/31/2002          $11,101               $12,510       $10,997
 1/31/2003          $11,095               $12,479       $11,046
 2/28/2003          $11,164               $12,653       $11,131
 3/31/2003          $11,073               $12,661       $11,198
 4/30/2003          $11,196               $12,744       $11,173
 5/31/2003          $11,460               $13,043       $11,155
 6/30/2003          $11,487               $12,987       $11,167
 7/31/2003          $11,274               $12,533       $11,179
 8/31/2003          $11,300               $12,626       $11,222
 9/30/2003          $11,602               $12,997       $11,258
10/31/2003          $11,651               $12,932       $11,246
11/30/2003          $11,789               $13,067       $11,216
12/31/2003          $11,916               $13,175       $11,204
 1/31/2004          $12,044               $13,250       $11,258
 2/29/2004          $12,183               $13,450       $11,319
 3/31/2004          $12,154               $13,403       $11,392
 4/30/2004          $11,967               $13,086       $11,429
 5/31/2004          $11,915               $13,038       $11,495
 6/30/2004          $11,977               $13,086       $11,532
 7/31/2004          $12,107               $13,258       $11,514
 8/31/2004          $12,284               $13,524       $11,520
 9/30/2004          $12,369               $13,595       $11,544
10/31/2004          $12,478               $13,712       $11,605
11/30/2004          $12,506               $13,599       $11,611
12/31/2004          $12,673               $13,765       $11,568
 1/31/2005          $12,805               $13,894       $11,593
 2/28/2005          $12,832               $13,848       $11,660
 3/31/2005          $12,811               $13,760       $11,751
 4/30/2005          $13,016               $13,977       $11,830
 5/31/2005          $13,127               $14,076       $11,818
 6/30/2005          $13,226               $14,163       $11,824
 7/31/2005          $13,266               $14,099       $11,878
 8/31/2005          $13,353               $14,242       $11,939
 9/30/2005          $13,174               $14,146       $12,085
10/31/2005          $13,092               $14,060       $12,109
11/30/2005          $13,127               $14,127       $12,012
12/31/2005          $13,285               $14,249       $11,964
 1/31/2006          $13,320               $14,287       $12,055
 2/28/2006          $13,466               $14,383       $12,079
 3/31/2006          $13,415               $14,284       $12,146
 4/30/2006          $13,438               $14,279       $12,249
 5/31/2006          $13,474               $14,343       $12,310
 6/30/2006          $13,497               $14,289       $12,334
 7/31/2006          $13,634               $14,459       $12,371
 8/31/2006          $13,821               $14,673       $12,395
 9/30/2006          $13,934               $14,775       $12,334
10/31/2006          $14,047               $14,868       $12,267
11/30/2006          $14,198               $14,992       $12,249
12/31/2006          $14,196               $14,939       $12,267
 1/31/2007          $14,182               $14,901       $12,305
 2/28/2007          $14,322               $15,097       $12,371
 3/31/2007          $14,279               $15,060       $12,483
 4/30/2007          $14,336               $15,104       $12,564
 5/31/2007          $14,263               $15,038       $12,641
 6/30/2007          $14,187               $14,960       $12,666
 7/31/2007          $14,247               $15,076       $12,663
 8/31/2007          $14,013               $15,011       $12,639
 9/30/2007          $14,239               $15,233       $12,674
10/31/2007          $14,289               $15,301       $12,701
11/30/2007          $14,242               $15,398       $12,777
12/31/2007          $14,166               $15,441       $12,768
 1/31/2008          $14,278               $15,636       $12,832
 2/29/2008          $13,603               $14,920       $12,869
 3/31/2008          $13,895               $15,346       $12,980
 4/30/2008          $14,054               $15,526       $13,059
 5/31/2008          $14,170               $15,620       $13,169
 6/30/2008          $13,996               $15,443       $13,302
 7/31/2008          $13,937               $15,502       $13,372
 8/31/2008          $14,053               $15,683       $13,318
 9/30/2008          $13,166               $14,948       $13,300
10/31/2008          $12,334               $14,795       $13,166
11/30/2008          $12,053               $14,842       $12,913
12/31/2008          $11,726               $15,059       $12,780
 1/31/2009          $12,377               $15,610       $12,835
 2/28/2009          $12,637               $15,692       $12,899


                               62 | Annual Report

AVERAGE ANNUAL TOTAL RETURN

CLASS C   2/28/09
-------   -------
1-Year     -8.50%
5-Year     +0.52%
10-Year    +2.25%

CLASS C (3/1/99-2/28/09)

                               (PERFORMANCE GRAPH)

              FRANKLIN HIGH YIELD    BARCLAYS CAPITAL
                   TAX-FREE              MUNICIPAL
   DATE      INCOME FUND - CLASS C      BOND INDEX        CPI
----------   ---------------------   ----------------   -------
  3/1/1999          $10,000               $10,000       $10,000
 3/31/1999          $10,024               $10,014       $10,030
 4/30/1999          $10,057               $10,039       $10,103
 5/31/1999          $10,003               $ 9,981       $10,103
 6/30/1999          $ 9,888               $ 9,837       $10,103
 7/31/1999          $ 9,940               $ 9,873       $10,134
 8/31/1999          $ 9,815               $ 9,794       $10,158
 9/30/1999          $ 9,814               $ 9,798       $10,207
10/31/1999          $ 9,635               $ 9,692       $10,225
11/30/1999          $ 9,697               $ 9,795       $10,231
12/31/1999          $ 9,552               $ 9,722       $10,231
 1/31/2000          $ 9,461               $ 9,679       $10,261
 2/29/2000          $ 9,551               $ 9,792       $10,322
 3/31/2000          $ 9,742               $10,006       $10,407
 4/30/2000          $ 9,704               $ 9,947       $10,413
 5/31/2000          $ 9,630               $ 9,895       $10,426
 6/30/2000          $ 9,722               $10,157       $10,480
 7/31/2000          $ 9,832               $10,299       $10,505
 8/31/2000          $ 9,962               $10,457       $10,505
 9/30/2000          $ 9,922               $10,403       $10,559
10/31/2000          $ 9,985               $10,516       $10,578
11/30/2000          $ 9,982               $10,596       $10,584
12/31/2000          $10,062               $10,858       $10,578
 1/31/2001          $10,122               $10,965       $10,644
 2/28/2001          $10,173               $11,000       $10,687
 3/31/2001          $10,263               $11,099       $10,711
 4/30/2001          $10,209               $10,978       $10,754
 5/31/2001          $10,309               $11,097       $10,802
 6/30/2001          $10,400               $11,171       $10,821
 7/31/2001          $10,560               $11,336       $10,790
 8/31/2001          $10,721               $11,523       $10,790
 9/30/2001          $10,617               $11,484       $10,839
10/31/2001          $10,701               $11,621       $10,802
11/30/2001          $10,666               $11,523       $10,784
12/31/2001          $10,590               $11,414       $10,742
 1/31/2002          $10,735               $11,612       $10,766
 2/28/2002          $10,780               $11,752       $10,809
 3/31/2002          $10,683               $11,522       $10,869
 4/30/2002          $10,800               $11,747       $10,930
 5/31/2002          $10,836               $11,818       $10,930
 6/30/2002          $10,913               $11,943       $10,936
 7/31/2002          $10,960               $12,097       $10,948
 8/31/2002          $11,017               $12,242       $10,985
 9/30/2002          $11,084               $12,510       $11,003
10/31/2002          $10,808               $12,303       $11,021
11/30/2002          $10,896               $12,252       $11,021
12/31/2002          $11,079               $12,510       $10,997
 1/31/2003          $11,084               $12,479       $11,046
 2/28/2003          $11,142               $12,653       $11,131
 3/31/2003          $11,062               $12,661       $11,198
 4/30/2003          $11,185               $12,744       $11,173
 5/31/2003          $11,448               $13,043       $11,155
 6/30/2003          $11,463               $12,987       $11,167
 7/31/2003          $11,251               $12,533       $11,179
 8/31/2003          $11,277               $12,626       $11,222
 9/30/2003          $11,588               $12,997       $11,258
10/31/2003          $11,637               $12,932       $11,246
11/30/2003          $11,774               $13,067       $11,216
12/31/2003          $11,890               $13,175       $11,204
 1/31/2004          $12,017               $13,250       $11,258
 2/29/2004          $12,167               $13,450       $11,319
 3/31/2004          $12,138               $13,403       $11,392
 4/30/2004          $11,951               $13,086       $11,429
 5/31/2004          $11,900               $13,038       $11,495
 6/30/2004          $11,950               $13,086       $11,532
 7/31/2004          $12,079               $13,258       $11,514
 8/31/2004          $12,266               $13,524       $11,520
 9/30/2004          $12,340               $13,595       $11,544
10/31/2004          $12,459               $13,712       $11,605
11/30/2004          $12,487               $13,599       $11,611
12/31/2004          $12,653               $13,765       $11,568
 1/31/2005          $12,785               $13,894       $11,593
 2/28/2005          $12,811               $13,848       $11,660
 3/31/2005          $12,791               $13,760       $11,751
 4/30/2005          $12,995               $13,977       $11,830
 5/31/2005          $13,104               $14,076       $11,818
 6/30/2005          $13,203               $14,163       $11,824
 7/31/2005          $13,242               $14,099       $11,878
 8/31/2005          $13,330               $14,242       $11,939
 9/30/2005          $13,152               $14,146       $12,085
10/31/2005          $13,069               $14,060       $12,109
11/30/2005          $13,104               $14,127       $12,012
12/31/2005          $13,261               $14,249       $11,964
 1/31/2006          $13,296               $14,287       $12,055
 2/28/2006          $13,453               $14,383       $12,079
 3/31/2006          $13,402               $14,284       $12,146
 4/30/2006          $13,425               $14,279       $12,249
 5/31/2006          $13,448               $14,343       $12,310
 6/30/2006          $13,472               $14,289       $12,334
 7/31/2006          $13,620               $14,459       $12,371
 8/31/2006          $13,794               $14,673       $12,395
 9/30/2006          $13,918               $14,775       $12,334
10/31/2006          $14,031               $14,868       $12,267
11/30/2006          $14,181               $14,992       $12,249
12/31/2006          $14,180               $14,939       $12,267
 1/31/2007          $14,165               $14,901       $12,305
 2/28/2007          $14,304               $15,097       $12,371
 3/31/2007          $14,251               $15,060       $12,483
 4/30/2007          $14,300               $15,104       $12,564
 5/31/2007          $14,221               $15,038       $12,641
 6/30/2007          $14,141               $14,960       $12,666
 7/31/2007          $14,192               $15,076       $12,663
 8/31/2007          $13,955               $15,011       $12,639
 9/30/2007          $14,177               $15,233       $12,674
10/31/2007          $14,214               $15,301       $12,701
11/30/2007          $14,173               $15,398       $12,777
12/31/2007          $14,080               $15,441       $12,768
 1/31/2008          $14,184               $15,636       $12,832
 2/29/2008          $13,515               $14,920       $12,869
 3/31/2008          $13,782               $15,346       $12,980
 4/30/2008          $13,943               $15,526       $13,059
 5/31/2008          $14,050               $15,620       $13,169
 6/30/2008          $13,875               $15,443       $13,302
 7/31/2008          $13,794               $15,502       $13,372
 8/31/2008          $13,917               $15,683       $13,318
 9/30/2008          $13,027               $14,948       $13,300
10/31/2008          $12,191               $14,795       $13,166
11/30/2008          $11,915               $14,842       $12,913
12/31/2008          $11,586               $15,059       $12,780
 1/31/2009          $12,231               $15,610       $12,835
 2/28/2009          $12,487               $15,692       $12,899

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(8)   2/28/09
----------------   -------
1-Year              -6.99%
5-Year              +1.12%
10-Year             +2.84%

ADVISOR CLASS (3/1/99-2/28/09)(8)

                               (PERFORMANCE GRAPH)

              FRANKLIN HIGH YIELD    BARCLAYS CAPITAL
                TAX-FREE INCOME         MUNICIPAL
   DATE       FUND - ADVISOR CLASS      BOND INDEX        CPI
----------   ---------------------   ----------------   -------
  3/1/1999          $10,000               $10,000       $10,000
 3/31/1999          $10,030               $10,014       $10,030
 4/30/1999          $10,068               $10,039       $10,103
 5/31/1999          $10,027               $ 9,981       $10,103
 6/30/1999          $ 9,918               $ 9,837       $10,103
 7/31/1999          $ 9,966               $ 9,873       $10,134
 8/31/1999          $ 9,854               $ 9,794       $10,158
 9/30/1999          $ 9,848               $ 9,798       $10,207
10/31/1999          $ 9,672               $ 9,692       $10,225
11/30/1999          $ 9,747               $ 9,795       $10,231
12/31/1999          $ 9,605               $ 9,722       $10,231
 1/31/2000          $ 9,517               $ 9,679       $10,261
 2/29/2000          $ 9,613               $ 9,792       $10,322
 3/31/2000          $ 9,811               $10,006       $10,407
 4/30/2000          $ 9,768               $ 9,947       $10,413
 5/31/2000          $ 9,707               $ 9,895       $10,426
 6/30/2000          $ 9,795               $10,157       $10,480
 7/31/2000          $ 9,912               $10,299       $10,505
 8/31/2000          $10,048               $10,457       $10,505
 9/30/2000          $10,012               $10,403       $10,559
10/31/2000          $10,081               $10,516       $10,578
11/30/2000          $10,083               $10,596       $10,584
12/31/2000          $10,168               $10,858       $10,578
 1/31/2001          $10,235               $10,965       $10,644
 2/28/2001          $10,292               $11,000       $10,687
 3/31/2001          $10,388               $11,099       $10,711
 4/30/2001          $10,338               $10,978       $10,754
 5/31/2001          $10,445               $11,097       $10,802
 6/30/2001          $10,533               $11,171       $10,821
 7/31/2001          $10,701               $11,336       $10,790
 8/31/2001          $10,871               $11,523       $10,790
 9/30/2001          $10,779               $11,484       $10,839
10/31/2001          $10,860               $11,621       $10,802
11/30/2001          $10,839               $11,523       $10,784
12/31/2001          $10,767               $11,414       $10,742
 1/31/2002          $10,910               $11,612       $10,766
 2/28/2002          $10,961               $11,752       $10,809
 3/31/2002          $10,868               $11,522       $10,869
 4/30/2002          $10,993               $11,747       $10,930
 5/31/2002          $11,035               $11,818       $10,930
 6/30/2002          $11,119               $11,943       $10,936
 7/31/2002          $11,172               $12,097       $10,948
 8/31/2002          $11,235               $12,242       $10,985
 9/30/2002          $11,309               $12,510       $11,003
10/31/2002          $11,041               $12,303       $11,021
11/30/2002          $11,127               $12,252       $11,021
12/31/2002          $11,321               $12,510       $10,997
 1/31/2003          $11,331               $12,479       $11,046
 2/28/2003          $11,396               $12,653       $11,131
 3/31/2003          $11,319               $12,661       $11,198
 4/30/2003          $11,451               $12,744       $11,173
 5/31/2003          $11,716               $13,043       $11,155
 6/30/2003          $11,749               $12,987       $11,167
 7/31/2003          $11,535               $12,533       $11,179
 8/31/2003          $11,568               $12,626       $11,222
 9/30/2003          $11,884               $12,997       $11,258
10/31/2003          $11,941               $12,932       $11,246
11/30/2003          $12,088               $13,067       $11,216
12/31/2003          $12,225               $13,175       $11,204
 1/31/2004          $12,362               $13,250       $11,258
 2/29/2004          $12,512               $13,450       $11,319
 3/31/2004          $12,488               $13,403       $11,392
 4/30/2004          $12,300               $13,086       $11,429
 5/31/2004          $12,253               $13,038       $11,495
 6/30/2004          $12,311               $13,086       $11,532
 7/31/2004          $12,451               $13,258       $11,514
 8/31/2004          $12,652               $13,524       $11,520
 9/30/2004          $12,734               $13,595       $11,544
10/31/2004          $12,864               $13,712       $11,605
11/30/2004          $12,899               $13,599       $11,611
12/31/2004          $13,066               $13,765       $11,568
 1/31/2005          $13,222               $13,894       $11,593
 2/28/2005          $13,256               $13,848       $11,660
 3/31/2005          $13,229               $13,760       $11,751
 4/30/2005          $13,448               $13,977       $11,830
 5/31/2005          $13,569               $14,076       $11,818
 6/30/2005          $13,679               $14,163       $11,824
 7/31/2005          $13,726               $14,099       $11,878
 8/31/2005          $13,824               $14,242       $11,939
 9/30/2005          $13,644               $14,146       $12,085
10/31/2005          $13,564               $14,060       $12,109
11/30/2005          $13,607               $14,127       $12,012
12/31/2005          $13,777               $14,249       $11,964
 1/31/2006          $13,790               $14,287       $12,055
 2/28/2006          $13,950               $14,383       $12,079
 3/31/2006          $13,917               $14,284       $12,146
 4/30/2006          $13,949               $14,279       $12,249
 5/31/2006          $13,980               $14,343       $12,310
 6/30/2006          $13,986               $14,289       $12,334
 7/31/2006          $14,163               $14,459       $12,371
 8/31/2006          $14,353               $14,673       $12,395
 9/30/2006          $14,491               $14,775       $12,334
10/31/2006          $14,616               $14,868       $12,267
11/30/2006          $14,782               $14,992       $12,249
12/31/2006          $14,789               $14,939       $12,267
 1/31/2007          $14,781               $14,901       $12,305
 2/28/2007          $14,936               $15,097       $12,371
 3/31/2007          $14,888               $15,060       $12,483
 4/30/2007          $14,948               $15,104       $12,564
 5/31/2007          $14,873               $15,038       $12,641
 6/30/2007          $14,797               $14,960       $12,666
 7/31/2007          $14,859               $15,076       $12,663
 8/31/2007          $14,617               $15,011       $12,639
 9/30/2007          $14,859               $15,233       $12,674
10/31/2007          $14,907               $15,301       $12,701
11/30/2007          $14,871               $15,398       $12,777
12/31/2007          $14,780               $15,441       $12,768
 1/31/2008          $14,899               $15,636       $12,832
 2/29/2008          $14,197               $14,920       $12,869
 3/31/2008          $14,503               $15,346       $12,980
 4/30/2008          $14,681               $15,526       $13,059
 5/31/2008          $14,789               $15,620       $13,169
 6/30/2008          $14,611               $15,443       $13,302
 7/31/2008          $14,547               $15,502       $13,372
 8/31/2008          $14,672               $15,683       $13,318
 9/30/2008          $13,747               $14,948       $13,300
10/31/2008          $12,878               $14,795       $13,166
11/30/2008          $12,593               $14,842       $12,913
12/31/2008          $12,248               $15,059       $12,780
 1/31/2009          $12,929               $15,610       $12,835
 2/28/2009          $13,229               $15,692       $12,899


                               Annual Report | 63

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. IN GENERAL, AN INVESTOR IS PAID A HIGHER YIELD TO ASSUME A GREATER DEGREE OF CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 2/28/09.

(5.) Taxable equivalent distribution rate and yield assume the 2009 maximum federal income tax rate of 35.00%.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/09.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(8.) Effective 1/3/06, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/3/06, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/2/06, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/3/06 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were -4.04% and -1.30%.

(9.) Source: (C) 2009 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               64 | Annual Report

Your Fund's Expenses

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 65

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 9/1/08      VALUE 2/28/09   PERIOD* 9/1/08-2/28/09
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $  899.30             $3.01
Hypothetical (5% return before expenses)         $1,000           $1,021.62             $3.21
CLASS B
Actual                                           $1,000           $  896.50             $5.60
Hypothetical (5% return before expenses)         $1,000           $1,018.89             $5.96
CLASS C
Actual                                           $1,000           $  897.00             $5.60
Hypothetical (5% return before expenses)         $1,000           $1,018.89             $5.96
ADVISOR CLASS
Actual                                           $1,000           $  900.00             $2.54
Hypothetical (5% return before expenses)         $1,000           $1,022.12             $2.71

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.64%; B: 1.19%; C: 1.19%; and Advisor:
     0.54%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               66 | Annual Report

Franklin New Jersey Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin New Jersey Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and New Jersey personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*
Franklin New Jersey Tax-Free Income Fund
2/28/09

                                % OF TOTAL
RATINGS                  LONG-TERM INVESTMENTS**
-------                  -----------------------
AAA                               25.2%
AA                                32.7%
A                                 12.0%
BBB                               13.5%
Below Investment Grade             0.4%
Not Rated by S&P                  16.2%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS                  MOODY'S   INTERNAL
-------                  -------   --------
AAA or Aaa                 0.3%      0.1%
AA or Aa                   3.4%       --
A                         10.1%       --
BBB or Baa                 1.5%      0.3%
Below Investment Grade     0.5%       --
                          ----       ---
Total                     15.8%      0.4%

This annual report for Franklin New Jersey Tax-Free Income Fund covers the fiscal year ended February 28, 2009.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

The Fund's Class A share price, as measured by net asset value, decreased from $11.45 on February 29, 2008, to $11.29 on February 28, 2009. The Fund's

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 180.


                               Annual Report | 67

DIVIDEND DISTRIBUTIONS*
Franklin New Jersey Tax-Free Income Fund

                                    DIVIDEND PER SHARE
                 ---------------------------------------------------------
MONTH              CLASS A      CLASS B      CLASS C      ADVISOR CLASS**
-----            ----------   ----------   ----------   ------------------
March 2008       4.19 cents   3.63 cents   3.63 cents               --
April 2008       4.19 cents   3.63 cents   3.63 cents               --
May 2008         4.19 cents   3.63 cents   3.63 cents               --
June 2008        4.19 cents   3.66 cents   3.64 cents               --
July 2008        4.10 cents   3.57 cents   3.55 cents       3.03 cents
August 2008      4.10 cents   3.57 cents   3.55 cents       4.19 cents
September 2008   4.10 cents   3.56 cents   3.56 cents       4.19 cents
October 2008     4.10 cents   3.56 cents   3.56 cents       4.19 cents
November 2008    4.10 cents   3.56 cents   3.56 cents       4.19 cents
December 2008    4.10 cents   3.61 cents   3.61 cents       4.19 cents
January 2009     4.10 cents   3.61 cents   3.61 cents       4.19 cents
February 2009    4.10 cents   3.61 cents   3.61 cents       4.19 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Effective 7/1/08, the Fund began offering Advisor Class shares. See the prospectus for details.

Class A shares paid dividends totaling 49.18 cents per share for the same period.(2) The Performance Summary beginning on page 71 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.22% based on an annualization of the current 4.15 cent per share dividend and the maximum offering price of $11.79 on February 28, 2009. An investor in the 2009 maximum combined effective federal and New Jersey personal income tax bracket of 40.83% would need to earn a distribution rate of 7.13% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B, C and Advisor shares' performance, please see the Performance Summary.

The Fund was subject to bond calls during the fiscal year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In addition, the Fund had prerefunded bonds that reached their maturity or call dates. In general, we were limited to reinvesting these proceeds

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                               68 | Annual Report
as well as those from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

STATE UPDATE

New Jersey's economy suffered along with most other states during the current national recession. Despite a diverse economic base, the state experienced job losses and a slumping real estate market, which hampered income performance. Although employment levels remained relatively stable through mid-2008, non-farm employment declined through the rest of the year and into 2009. The financial and manufacturing sectors experienced significant job losses, as did construction amid a softer housing market. At period-end, New Jersey's unemployment rate was 8.2% compared with the 8.1% national rate.(3)

The state's economy is supported by high wealth and personal income levels. However, per-capita personal income, which continued to be among the highest nationally, grew only slightly in 2008's second and third quarters. Net tax-supported debt in December 2008 was the third highest nationally; however, since 2006 growth in such debt has been relatively flat, despite issuance for school construction and other programs, due to aggressive debt amortization.

Independent credit rating agency Standard & Poor's assigned New Jersey's general obligation bonds a rating of AA with a stable outlook.(4) The rating and outlook reflected the state's economic diversity, high wealth and income levels, and continued improvement in balancing resources and needs in an increasingly difficult economic environment.

MANAGER'S DISCUSSION

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

PORTFOLIO BREAKDOWN
Franklin New Jersey Tax-Free Income Fund
2/28/09

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
Prerefunded                                     29.2%
Hospital & Health Care                          17.8%
Subject to Government Appropriations            12.8%
Transportation                                  12.3%
Higher Education                                 9.6%
Utilities                                        6.1%
General Obligation                               4.8%
Other Revenue                                    3.7%
Housing                                          2.1%
Tax-Supported                                    1.4%
Corporate-Backed                                 0.2%

*    Does not include short-term investments and other net assets.

(3.) Source: Bureau of Labor Statistics.

(4.) This does not indicate Standard & Poor's rating of the Fund.


                               Annual Report | 69

Thank you for your continued participation in Franklin New Jersey Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               70 | Annual Report

Performance Summary as of 2/28/09

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRNJX)                    CHANGE   2/28/09   2/29/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$0.16    $11.29    $11.45
DISTRIBUTIONS (3/1/08-2/28/09)
Dividend Income                  $0.4918

CLASS B (SYMBOL: FNJBX)                    CHANGE   2/28/09   2/29/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$0.16    $11.36    $11.52
DISTRIBUTIONS (3/1/08-2/28/09)
Dividend Income                  $0.4288

CLASS C (SYMBOL: FNIIX)                    CHANGE   2/28/09   2/29/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$0.16    $11.39    $11.55
DISTRIBUTIONS (3/1/08-2/28/09)
Dividend Income                  $0.4281

ADVISOR CLASS (SYMBOL: N/A)                CHANGE   2/28/09    7/1/08
---------------------------                ------   -------   -------
Net Asset Value (NAV)                      -$0.49    $11.29    $11.78
DISTRIBUTIONS (7/1/08-2/28/09)
Dividend Income                  $0.3304


                               Annual Report | 71

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                              1-YEAR    5-YEAR   10-YEAR
-------                                              ------   -------   -------
Cumulative Total Return(1)                           +2.94%   +14.52%   +49.73%
Average Annual Total Return(2)                       -1.45%    +1.87%    +3.67%
Avg. Ann. Total Return (3/31/09)(3)                  -4.19%    +1.92%    +3.65%
   Distribution Rate(4)                      4.22%
   Taxable Equivalent Distribution Rate(5)   7.13%
   30-Day Standardized Yield(6)              3.53%
   Taxable Equivalent Yield(5)               5.97%
   Total Annual Operating Expenses(7)        0.64%

CLASS B                                              1-YEAR    5-YEAR   INCEPTION (2/1/00)
-------                                              ------   -------   ------------------
Cumulative Total Return(1)                           +2.36%   +11.44%         +50.51%
Average Annual Total Return(2)                       -1.58%    +1.85%          +4.61%
Avg. Ann. Total Return (3/31/09)(3)                  -4.42%    +1.87%          +4.58%
   Distribution Rate(4)                      3.86%
   Taxable Equivalent Distribution Rate(5)   6.52%
   30-Day Standardized Yield(6)              3.14%
   Taxable Equivalent Yield(5)               5.31%
   Total Annual Operating Expenses(7)        1.19%

CLASS C                                              1-YEAR    5-YEAR   10-YEAR
-------                                              ------   -------   -------
Cumulative Total Return(1)                           +2.35%   +11.39%   +41.70%
Average Annual Total Return(2)                       +1.36%    +2.18%    +3.55%
Avg. Ann. Total Return (3/31/09)(3)                  -1.47%    +2.23%    +3.53%
   Distribution Rate(4)                      3.83%
   Taxable Equivalent Distribution Rate(5)   6.47%
   30-Day Standardized Yield(6)              3.15%
   Taxable Equivalent Yield(5)               5.32%
   Total Annual Operating Expenses(7)        1.19%

ADVISOR CLASS(8)                                     1-YEAR    5-YEAR   10-YEAR
----------------                                     ------   -------   -------
Cumulative Total Return(1)                           +3.01%   +14.59%   +49.82%
Average Annual Total Return(2)                       +3.01%    +2.76%    +4.13%
Avg. Ann. Total Return (3/31/09)(3)                  +0.12%    +2.82%    +4.10%
   Distribution Rate(4)                      4.51%
   Taxable Equivalent Distribution Rate(5)   7.62%
   30-Day Standardized Yield(6)              3.76%
   Taxable Equivalent Yield(5)               6.35%
   Total Annual Operating Expenses(7)        0.54%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.


                               72 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   2/28/09
-------   -------
1-Year     -1.45%
5-Year     +1.87%
10-Year    +3.67%

CLASS A (3/1/99-2/28/09)

                               (PERFORMANCE GRAPH)

                 FRANKLIN
                NEW JERSEY     BARCLAYS CAPITAL
             TAX-FREE INCOME       MUNICIPAL
   DATE       FUND - CLASS A      BOND INDEX        CPI
----------   ---------------   ----------------   -------
  3/1/1999       $ 9,576            $10,000       $10,000
 3/31/1999       $ 9,608            $10,014       $10,030
 4/30/1999       $ 9,632            $10,039       $10,103
 5/31/1999       $ 9,583            $ 9,981       $10,103
 6/30/1999       $ 9,469            $ 9,837       $10,103
 7/31/1999       $ 9,502            $ 9,873       $10,134
 8/31/1999       $ 9,371            $ 9,794       $10,158
 9/30/1999       $ 9,338            $ 9,798       $10,207
10/31/1999       $ 9,223            $ 9,692       $10,225
11/30/1999       $ 9,297            $ 9,795       $10,231
12/31/1999       $ 9,205            $ 9,722       $10,231
 1/31/2000       $ 9,147            $ 9,679       $10,261
 2/29/2000       $ 9,273            $ 9,792       $10,322
 3/31/2000       $ 9,484            $10,006       $10,407
 4/30/2000       $ 9,424            $ 9,947       $10,413
 5/31/2000       $ 9,357            $ 9,895       $10,426
 6/30/2000       $ 9,605            $10,157       $10,480
 7/31/2000       $ 9,734            $10,299       $10,505
 8/31/2000       $ 9,889            $10,457       $10,505
 9/30/2000       $ 9,828            $10,403       $10,559
10/31/2000       $ 9,950            $10,516       $10,578
11/30/2000       $10,029            $10,596       $10,584
12/31/2000       $10,275            $10,858       $10,578
 1/31/2001       $10,327            $10,965       $10,644
 2/28/2001       $10,406            $11,000       $10,687
 3/31/2001       $10,485            $11,099       $10,711
 4/30/2001       $10,377            $10,978       $10,754
 5/31/2001       $10,493            $11,097       $10,802
 6/30/2001       $10,581            $11,171       $10,821
 7/31/2001       $10,742            $11,336       $10,790
 8/31/2001       $10,886            $11,523       $10,790
 9/30/2001       $10,819            $11,484       $10,839
10/31/2001       $10,945            $11,621       $10,802
11/30/2001       $10,860            $11,523       $10,784
12/31/2001       $10,756            $11,414       $10,742
 1/31/2002       $10,929            $11,612       $10,766
 2/28/2002       $11,066            $11,752       $10,809
 3/31/2002       $10,858            $11,522       $10,869
 4/30/2002       $11,052            $11,747       $10,930
 5/31/2002       $11,116            $11,818       $10,930
 6/30/2002       $11,217            $11,943       $10,936
 7/31/2002       $11,338            $12,097       $10,948
 8/31/2002       $11,469            $12,242       $10,985
 9/30/2002       $11,723            $12,510       $11,003
10/31/2002       $11,480            $12,303       $11,021
11/30/2002       $11,438            $12,252       $11,021
12/31/2002       $11,686            $12,510       $10,997
 1/31/2003       $11,634            $12,479       $11,046
 2/28/2003       $11,776            $12,653       $11,131
 3/31/2003       $11,792            $12,661       $11,198
 4/30/2003       $11,877            $12,744       $11,173
 5/31/2003       $12,150            $13,043       $11,155
 6/30/2003       $12,105            $12,987       $11,167
 7/31/2003       $11,642            $12,533       $11,179
 8/31/2003       $11,736            $12,626       $11,222
 9/30/2003       $12,031            $12,997       $11,258
10/31/2003       $11,985            $12,932       $11,246
11/30/2003       $12,130            $13,067       $11,216
12/31/2003       $12,246            $13,175       $11,204
 1/31/2004       $12,331            $13,250       $11,258
 2/29/2004       $12,519            $13,450       $11,319
 3/31/2004       $12,502            $13,403       $11,392
 4/30/2004       $12,188            $13,086       $11,429
 5/31/2004       $12,152            $13,038       $11,495
 6/30/2004       $12,208            $13,086       $11,532
 7/31/2004       $12,379            $13,258       $11,514
 8/31/2004       $12,603            $13,524       $11,520
 9/30/2004       $12,703            $13,595       $11,544
10/31/2004       $12,813            $13,712       $11,605
11/30/2004       $12,713            $13,599       $11,611
12/31/2004       $12,877            $13,765       $11,568
 1/31/2005       $13,063            $13,894       $11,593
 2/28/2005       $13,036            $13,848       $11,660
 3/31/2005       $12,977            $13,760       $11,751
 4/30/2005       $13,175            $13,977       $11,830
 5/31/2005       $13,287            $14,076       $11,818
 6/30/2005       $13,357            $14,163       $11,824
 7/31/2005       $13,318            $14,099       $11,878
 8/31/2005       $13,443            $14,242       $11,939
 9/30/2005       $13,349            $14,146       $12,085
10/31/2005       $13,276            $14,060       $12,109
11/30/2005       $13,335            $14,127       $12,012
12/31/2005       $13,449            $14,249       $11,964
 1/31/2006       $13,464            $14,287       $12,055
 2/28/2006       $13,579            $14,383       $12,079
 3/31/2006       $13,482            $14,284       $12,146
 4/30/2006       $13,496            $14,279       $12,249
 5/31/2006       $13,522            $14,343       $12,310
 6/30/2006       $13,480            $14,289       $12,334
 7/31/2006       $13,631            $14,459       $12,371
 8/31/2006       $13,805            $14,673       $12,395
 9/30/2006       $13,912            $14,775       $12,334
10/31/2006       $13,995            $14,868       $12,267
11/30/2006       $14,137            $14,992       $12,249
12/31/2006       $14,094            $14,939       $12,267
 1/31/2007       $14,062            $14,901       $12,305
 2/28/2007       $14,252            $15,097       $12,371
 3/31/2007       $14,196            $15,060       $12,483
 4/30/2007       $14,245            $15,104       $12,564
 5/31/2007       $14,188            $15,038       $12,641
 6/30/2007       $14,120            $14,960       $12,666
 7/31/2007       $14,217            $15,076       $12,663
 8/31/2007       $14,125            $15,011       $12,639
 9/30/2007       $14,354            $15,233       $12,674
10/31/2007       $14,404            $15,301       $12,701
11/30/2007       $14,466            $15,398       $12,777
12/31/2007       $14,469            $15,441       $12,768
 1/31/2008       $14,603            $15,636       $12,832
 2/29/2008       $13,925            $14,920       $12,869
 3/31/2008       $14,353            $15,346       $12,980
 4/30/2008       $14,551            $15,526       $13,059
 5/31/2008       $14,651            $15,620       $13,169
 6/30/2008       $14,494            $15,443       $13,302
 7/31/2008       $14,520            $15,502       $13,372
 8/31/2008       $14,669            $15,683       $13,318
 9/30/2008       $13,924            $14,948       $13,300
10/31/2008       $13,665            $14,795       $13,166
11/30/2008       $13,565            $14,842       $12,913
12/31/2008       $13,655            $15,059       $12,780
 1/31/2009       $14,161            $15,610       $12,835
 2/28/2009       $14,337            $15,692       $12,899

AVERAGE ANNUAL TOTAL RETURN

CLASS B                    2/28/09
-------                    -------
1-Year                      -1.58%
5-Year                      +1.85%
Since Inception (2/1/00)    +4.61%

CLASS B (2/1/00-2/28/09)

                               (PERFORMANCE GRAPH)

                 FRANKLIN
                NEW JERSEY     BARCLAYS CAPITAL
             TAX-FREE INCOME       MUNICIPAL
   DATE       FUND - CLASS B      BOND INDEX        CPI
----------   ---------------   ----------------   -------
  2/1/2000       $10,000            $10,000       $10,000
 2/29/2000       $10,129            $10,116       $10,059
 3/31/2000       $10,355            $10,337       $10,142
 4/30/2000       $10,285            $10,276       $10,148
 5/31/2000       $10,206            $10,223       $10,160
 6/30/2000       $10,481            $10,494       $10,213
 7/31/2000       $10,626            $10,640       $10,237
 8/31/2000       $10,790            $10,804       $10,237
 9/30/2000       $10,718            $10,748       $10,290
10/31/2000       $10,846            $10,865       $10,308
11/30/2000       $10,927            $10,947       $10,314
12/31/2000       $11,188            $11,217       $10,308
 1/31/2001       $11,240            $11,328       $10,373
 2/28/2001       $11,331            $11,364       $10,415
 3/31/2001       $11,411            $11,466       $10,438
 4/30/2001       $11,288            $11,342       $10,480
 5/31/2001       $11,408            $11,464       $10,527
 6/30/2001       $11,498            $11,541       $10,545
 7/31/2001       $11,667            $11,712       $10,515
 8/31/2001       $11,817            $11,905       $10,515
 9/30/2001       $11,750            $11,865       $10,563
10/31/2001       $11,880            $12,006       $10,527
11/30/2001       $11,773            $11,905       $10,509
12/31/2001       $11,665            $11,792       $10,468
 1/31/2002       $11,846            $11,997       $10,492
 2/28/2002       $11,989            $12,141       $10,533
 3/31/2002       $11,758            $11,903       $10,592
 4/30/2002       $11,962            $12,136       $10,652
 5/31/2002       $12,035            $12,210       $10,652
 6/30/2002       $12,129            $12,339       $10,658
 7/31/2002       $12,263            $12,498       $10,669
 8/31/2002       $12,389            $12,648       $10,705
 9/30/2002       $12,657            $12,925       $10,723
10/31/2002       $12,400            $12,711       $10,741
11/30/2002       $12,349            $12,658       $10,741
12/31/2002       $12,609            $12,925       $10,717
 1/31/2003       $12,547            $12,892       $10,764
 2/28/2003       $12,695            $13,072       $10,847
 3/31/2003       $12,706            $13,080       $10,912
 4/30/2003       $12,792            $13,167       $10,889
 5/31/2003       $13,078            $13,475       $10,871
 6/30/2003       $13,024            $13,418       $10,883
 7/31/2003       $12,522            $12,948       $10,895
 8/31/2003       $12,617            $13,045       $10,936
 9/30/2003       $12,926            $13,428       $10,972
10/31/2003       $12,871            $13,360       $10,960
11/30/2003       $13,031            $13,500       $10,930
12/31/2003       $13,138            $13,611       $10,918
 1/31/2004       $13,223            $13,689       $10,972
 2/29/2004       $13,418            $13,895       $11,031
 3/31/2004       $13,405            $13,847       $11,102
 4/30/2004       $13,053            $13,519       $11,137
 5/31/2004       $13,009            $13,470       $11,203
 6/30/2004       $13,074            $13,519       $11,238
 7/31/2004       $13,239            $13,697       $11,220
 8/31/2004       $13,471            $13,971       $11,226
 9/30/2004       $13,570            $14,046       $11,250
10/31/2004       $13,682            $14,166       $11,309
11/30/2004       $13,569            $14,049       $11,315
12/31/2004       $13,748            $14,221       $11,274
 1/31/2005       $13,928            $14,354       $11,297
 2/28/2005       $13,894            $14,306       $11,363
 3/31/2005       $13,836            $14,216       $11,451
 4/30/2005       $14,028            $14,440       $11,528
 5/31/2005       $14,141            $14,542       $11,517
 6/30/2005       $14,220            $14,632       $11,523
 7/31/2005       $14,161            $14,566       $11,576
 8/31/2005       $14,286            $14,713       $11,635
 9/30/2005       $14,192            $14,614       $11,777
10/31/2005       $14,108            $14,526       $11,801
11/30/2005       $14,164            $14,595       $11,706
12/31/2005       $14,267            $14,721       $11,659
 1/31/2006       $14,276            $14,761       $11,748
 2/28/2006       $14,403            $14,860       $11,771
 3/31/2006       $14,294            $14,757       $11,836
 4/30/2006       $14,291            $14,752       $11,937
 5/31/2006       $14,323            $14,818       $11,996
 6/30/2006       $14,272            $14,762       $12,020
 7/31/2006       $14,424            $14,938       $12,056
 8/31/2006       $14,601            $15,159       $12,079
 9/30/2006       $14,694            $15,265       $12,020
10/31/2006       $14,788            $15,361       $11,955
11/30/2006       $14,930            $15,489       $11,937
12/31/2006       $14,878            $15,434       $11,955
 1/31/2007       $14,838            $15,394       $11,991
 2/28/2007       $15,018            $15,597       $12,056
 3/31/2007       $14,964            $15,559       $12,165
 4/30/2007       $15,009            $15,605       $12,244
 5/31/2007       $14,942            $15,536       $12,319
 6/30/2007       $14,864            $15,455       $12,343
 7/31/2007       $14,959            $15,575       $12,340
 8/31/2007       $14,856            $15,508       $12,317
 9/30/2007       $15,076            $15,737       $12,351
10/31/2007       $15,134            $15,807       $12,378
11/30/2007       $15,192            $15,908       $12,451
12/31/2007       $15,188            $15,952       $12,443
 1/31/2008       $15,321            $16,153       $12,505
 2/29/2008       $14,609            $15,414       $12,541
 3/31/2008       $15,057            $15,854       $12,650
 4/30/2008       $15,266            $16,040       $12,726
 5/31/2008       $15,372            $16,137       $12,834
 6/30/2008       $15,204            $15,955       $12,963
 7/31/2008       $15,235            $16,015       $13,031
 8/31/2008       $15,388            $16,203       $12,979
 9/30/2008       $14,608            $15,443       $12,961
10/31/2008       $14,339            $15,285       $12,830
11/30/2008       $14,230            $15,334       $12,584
12/31/2008       $14,329            $15,558       $12,454
 1/31/2009       $14,857            $16,127       $12,508
 2/28/2009       $15,051            $16,212       $12,571


                               Annual Report | 73

AVERAGE ANNUAL TOTAL RETURN

CLASS C   2/28/09
-------   -------
1-Year     +1.36%
5-Year     +2.18%
10-Year    +3.55%

CLASS C (3/1/99-2/28/09)

                               (PERFORMANCE GRAPH)

                 FRANKLIN
                NEW JERSEY     BARCLAYS CAPITAL
             TAX-FREE INCOME       MUNICIPAL
   DATE       FUND - CLASS C      BOND INDEX        CPI
----------   ---------------   ----------------   -------
  3/1/1999       $10,000            $10,000       $10,000
 3/31/1999       $10,020            $10,014       $10,030
 4/30/1999       $10,040            $10,039       $10,103
 5/31/1999       $ 9,994            $ 9,981       $10,103
 6/30/1999       $ 9,863            $ 9,837       $10,103
 7/31/1999       $ 9,892            $ 9,873       $10,134
 8/31/1999       $ 9,752            $ 9,794       $10,158
 9/30/1999       $ 9,713            $ 9,798       $10,207
10/31/1999       $ 9,589            $ 9,692       $10,225
11/30/1999       $ 9,662            $ 9,795       $10,231
12/31/1999       $ 9,563            $ 9,722       $10,231
 1/31/2000       $ 9,489            $ 9,679       $10,261
 2/29/2000       $ 9,624            $ 9,792       $10,322
 3/31/2000       $ 9,846            $10,006       $10,407
 4/30/2000       $ 9,771            $ 9,947       $10,413
 5/31/2000       $ 9,697            $ 9,895       $10,426
 6/30/2000       $ 9,948            $10,157       $10,480
 7/31/2000       $10,086            $10,299       $10,505
 8/31/2000       $10,232            $10,457       $10,505
 9/30/2000       $10,174            $10,403       $10,559
10/31/2000       $10,286            $10,516       $10,578
11/30/2000       $10,362            $10,596       $10,584
12/31/2000       $10,610            $10,858       $10,578
 1/31/2001       $10,659            $10,965       $10,644
 2/28/2001       $10,744            $11,000       $10,687
 3/31/2001       $10,811            $11,099       $10,711
 4/30/2001       $10,704            $10,978       $10,754
 5/31/2001       $10,818            $11,097       $10,802
 6/30/2001       $10,903            $11,171       $10,821
 7/31/2001       $11,064            $11,336       $10,790
 8/31/2001       $11,206            $11,523       $10,790
 9/30/2001       $11,142            $11,484       $10,839
10/31/2001       $11,256            $11,621       $10,802
11/30/2001       $11,164            $11,523       $10,784
12/31/2001       $11,052            $11,414       $10,742
 1/31/2002       $11,233            $11,612       $10,766
 2/28/2002       $11,368            $11,752       $10,809
 3/31/2002       $11,150            $11,522       $10,869
 4/30/2002       $11,334            $11,747       $10,930
 5/31/2002       $11,403            $11,818       $10,930
 6/30/2002       $11,501            $11,943       $10,936
 7/31/2002       $11,619            $12,097       $10,948
 8/31/2002       $11,747            $12,242       $10,985
 9/30/2002       $12,001            $12,510       $11,003
10/31/2002       $11,749            $12,303       $11,021
11/30/2002       $11,700            $12,252       $11,021
12/31/2002       $11,947            $12,510       $10,997
 1/31/2003       $11,889            $12,479       $11,046
 2/28/2003       $12,028            $12,653       $11,131
 3/31/2003       $12,039            $12,661       $11,198
 4/30/2003       $12,119            $12,744       $11,173
 5/31/2003       $12,400            $13,043       $11,155
 6/30/2003       $12,338            $12,987       $11,167
 7/31/2003       $11,863            $12,533       $11,179
 8/31/2003       $11,953            $12,626       $11,222
 9/30/2003       $12,245            $12,997       $11,258
10/31/2003       $12,203            $12,932       $11,246
11/30/2003       $12,344            $13,067       $11,216
12/31/2003       $12,445            $13,175       $11,204
 1/31/2004       $12,536            $13,250       $11,258
 2/29/2004       $12,720            $13,450       $11,319
 3/31/2004       $12,698            $13,403       $11,392
 4/30/2004       $12,375            $13,086       $11,429
 5/31/2004       $12,322            $13,038       $11,495
 6/30/2004       $12,384            $13,086       $11,532
 7/31/2004       $12,550            $13,258       $11,514
 8/31/2004       $12,770            $13,524       $11,520
 9/30/2004       $12,854            $13,595       $11,544
10/31/2004       $12,969            $13,712       $11,605
11/30/2004       $12,863            $13,599       $11,611
12/31/2004       $13,021            $13,765       $11,568
 1/31/2005       $13,202            $13,894       $11,593
 2/28/2005       $13,169            $13,848       $11,660
 3/31/2005       $13,103            $13,760       $11,751
 4/30/2005       $13,296            $13,977       $11,830
 5/31/2005       $13,402            $14,076       $11,818
 6/30/2005       $13,477            $14,163       $11,824
 7/31/2005       $13,421            $14,099       $11,878
 8/31/2005       $13,540            $14,242       $11,939
 9/30/2005       $13,439            $14,146       $12,085
10/31/2005       $13,371            $14,060       $12,109
11/30/2005       $13,413            $14,127       $12,012
12/31/2005       $13,521            $14,249       $11,964
 1/31/2006       $13,530            $14,287       $12,055
 2/28/2006       $13,639            $14,383       $12,079
 3/31/2006       $13,547            $14,284       $12,146
 4/30/2006       $13,544            $14,279       $12,249
 5/31/2006       $13,574            $14,343       $12,310
 6/30/2006       $13,526            $14,289       $12,334
 7/31/2006       $13,659            $14,459       $12,371
 8/31/2006       $13,837            $14,673       $12,395
 9/30/2006       $13,925            $14,775       $12,334
10/31/2006       $14,013            $14,868       $12,267
11/30/2006       $14,148            $14,992       $12,249
12/31/2006       $14,099            $14,939       $12,267
 1/31/2007       $14,061            $14,901       $12,305
 2/28/2007       $14,231            $15,097       $12,371
 3/31/2007       $14,180            $15,060       $12,483
 4/30/2007       $14,222            $15,104       $12,564
 5/31/2007       $14,160            $15,038       $12,641
 6/30/2007       $14,086            $14,960       $12,666
 7/31/2007       $14,175            $15,076       $12,663
 8/31/2007       $14,077            $15,011       $12,639
 9/30/2007       $14,297            $15,233       $12,674
10/31/2007       $14,340            $15,301       $12,701
11/30/2007       $14,407            $15,398       $12,777
12/31/2007       $14,391            $15,441       $12,768
 1/31/2008       $14,517            $15,636       $12,832
 2/29/2008       $13,842            $14,920       $12,869
 3/31/2008       $14,258            $15,346       $12,980
 4/30/2008       $14,445            $15,526       $13,059
 5/31/2008       $14,537            $15,620       $13,169
 6/30/2008       $14,376            $15,443       $13,302
 7/31/2008       $14,407            $15,502       $13,372
 8/31/2008       $14,535            $15,683       $13,318
 9/30/2008       $13,784            $14,948       $13,300
10/31/2008       $13,523            $14,795       $13,166
11/30/2008       $13,431            $14,842       $12,913
12/31/2008       $13,513            $15,059       $12,780
 1/31/2009       $14,003            $15,610       $12,835
 2/28/2009       $14,170            $15,692       $12,899

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(8)   2/28/09
----------------   -------
1-Year              +3.01%
5-Year              +2.76%
10-Year             +4.13%

ADVISOR CLASS (3/1/99-2/28/09)(8)

                               (PERFORMANCE GRAPH)

                 FRANKLIN
                NEW JERSEY
             TAX-FREE INCOME   BARCLAYS CAPITAL
              FUND - ADVISOR       MUNICIPAL
   DATE           CLASS           BOND INDEX        CPI
----------   ---------------   ----------------   -------
  3/1/1999       $10,000            $10,000       $10,000
 3/31/1999       $10,033            $10,014       $10,030
 4/30/1999       $10,058            $10,039       $10,103
 5/31/1999       $10,008            $ 9,981       $10,103
 6/30/1999       $ 9,889            $ 9,837       $10,103
 7/31/1999       $ 9,923            $ 9,873       $10,134
 8/31/1999       $ 9,786            $ 9,794       $10,158
 9/30/1999       $ 9,752            $ 9,798       $10,207
10/31/1999       $ 9,631            $ 9,692       $10,225
11/30/1999       $ 9,709            $ 9,795       $10,231
12/31/1999       $ 9,613            $ 9,722       $10,231
 1/31/2000       $ 9,552            $ 9,679       $10,261
 2/29/2000       $ 9,684            $ 9,792       $10,322
 3/31/2000       $ 9,904            $10,006       $10,407
 4/30/2000       $ 9,842            $ 9,947       $10,413
 5/31/2000       $ 9,771            $ 9,895       $10,426
 6/30/2000       $10,030            $10,157       $10,480
 7/31/2000       $10,165            $10,299       $10,505
 8/31/2000       $10,327            $10,457       $10,505
 9/30/2000       $10,264            $10,403       $10,559
10/31/2000       $10,391            $10,516       $10,578
11/30/2000       $10,474            $10,596       $10,584
12/31/2000       $10,730            $10,858       $10,578
 1/31/2001       $10,785            $10,965       $10,644
 2/28/2001       $10,868            $11,000       $10,687
 3/31/2001       $10,950            $11,099       $10,711
 4/30/2001       $10,837            $10,978       $10,754
 5/31/2001       $10,958            $11,097       $10,802
 6/30/2001       $11,050            $11,171       $10,821
 7/31/2001       $11,218            $11,336       $10,790
 8/31/2001       $11,368            $11,523       $10,790
 9/30/2001       $11,299            $11,484       $10,839
10/31/2001       $11,430            $11,621       $10,802
11/30/2001       $11,341            $11,523       $10,784
12/31/2001       $11,232            $11,414       $10,742
 1/31/2002       $11,413            $11,612       $10,766
 2/28/2002       $11,556            $11,752       $10,809
 3/31/2002       $11,339            $11,522       $10,869
 4/30/2002       $11,542            $11,747       $10,930
 5/31/2002       $11,609            $11,818       $10,930
 6/30/2002       $11,714            $11,943       $10,936
 7/31/2002       $11,840            $12,097       $10,948
 8/31/2002       $11,977            $12,242       $10,985
 9/30/2002       $12,243            $12,510       $11,003
10/31/2002       $11,989            $12,303       $11,021
11/30/2002       $11,944            $12,252       $11,021
12/31/2002       $12,204            $12,510       $10,997
 1/31/2003       $12,149            $12,479       $11,046
 2/28/2003       $12,298            $12,653       $11,131
 3/31/2003       $12,315            $12,661       $11,198
 4/30/2003       $12,404            $12,744       $11,173
 5/31/2003       $12,688            $13,043       $11,155
 6/30/2003       $12,641            $12,987       $11,167
 7/31/2003       $12,158            $12,533       $11,179
 8/31/2003       $12,256            $12,626       $11,222
 9/30/2003       $12,564            $12,997       $11,258
10/31/2003       $12,516            $12,932       $11,246
11/30/2003       $12,668            $13,067       $11,216
12/31/2003       $12,788            $13,175       $11,204
 1/31/2004       $12,877            $13,250       $11,258
 2/29/2004       $13,073            $13,450       $11,319
 3/31/2004       $13,056            $13,403       $11,392
 4/30/2004       $12,728            $13,086       $11,429
 5/31/2004       $12,690            $13,038       $11,495
 6/30/2004       $12,749            $13,086       $11,532
 7/31/2004       $12,928            $13,258       $11,514
 8/31/2004       $13,162            $13,524       $11,520
 9/30/2004       $13,266            $13,595       $11,544
10/31/2004       $13,381            $13,712       $11,605
11/30/2004       $13,276            $13,599       $11,611
12/31/2004       $13,447            $13,765       $11,568
 1/31/2005       $13,642            $13,894       $11,593
 2/28/2005       $13,614            $13,848       $11,660
 3/31/2005       $13,552            $13,760       $11,751
 4/30/2005       $13,759            $13,977       $11,830
 5/31/2005       $13,876            $14,076       $11,818
 6/30/2005       $13,949            $14,163       $11,824
 7/31/2005       $13,908            $14,099       $11,878
 8/31/2005       $14,039            $14,242       $11,939
 9/30/2005       $13,940            $14,146       $12,085
10/31/2005       $13,864            $14,060       $12,109
11/30/2005       $13,926            $14,127       $12,012
12/31/2005       $14,045            $14,249       $11,964
 1/31/2006       $14,061            $14,287       $12,055
 2/28/2006       $14,181            $14,383       $12,079
 3/31/2006       $14,079            $14,284       $12,146
 4/30/2006       $14,094            $14,279       $12,249
 5/31/2006       $14,121            $14,343       $12,310
 6/30/2006       $14,078            $14,289       $12,334
 7/31/2006       $14,235            $14,459       $12,371
 8/31/2006       $14,417            $14,673       $12,395
 9/30/2006       $14,528            $14,775       $12,334
10/31/2006       $14,616            $14,868       $12,267
11/30/2006       $14,764            $14,992       $12,249
12/31/2006       $14,719            $14,939       $12,267
 1/31/2007       $14,686            $14,901       $12,305
 2/28/2007       $14,884            $15,097       $12,371
 3/31/2007       $14,825            $15,060       $12,483
 4/30/2007       $14,876            $15,104       $12,564
 5/31/2007       $14,817            $15,038       $12,641
 6/30/2007       $14,746            $14,960       $12,666
 7/31/2007       $14,847            $15,076       $12,663
 8/31/2007       $14,751            $15,011       $12,639
 9/30/2007       $14,990            $15,233       $12,674
10/31/2007       $15,042            $15,301       $12,701
11/30/2007       $15,107            $15,398       $12,777
12/31/2007       $15,110            $15,441       $12,768
 1/31/2008       $15,251            $15,636       $12,832
 2/29/2008       $14,542            $14,920       $12,869
 3/31/2008       $14,990            $15,346       $12,980
 4/30/2008       $15,196            $15,526       $13,059
 5/31/2008       $15,300            $15,620       $13,169
 6/30/2008       $15,136            $15,443       $13,302
 7/31/2008       $15,168            $15,502       $13,372
 8/31/2008       $15,322            $15,683       $13,318
 9/30/2008       $14,547            $14,948       $13,300
10/31/2008       $14,281            $14,795       $13,166
11/30/2008       $14,172            $14,842       $12,913
12/31/2008       $14,272            $15,059       $12,780
 1/31/2009       $14,800            $15,610       $12,835
 2/28/2009       $14,982            $15,692       $12,899


                               74 | Annual Report

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B:  These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 2/28/09.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 12/29/08 for the maximum combined effective federal and New Jersey personal income tax rate of 40.83%, based on the federal income tax rate of 35.00%.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/09.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(8.) Effective 7/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/08, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 6/30/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/08 (commencement of sales), the cumulative total return of Advisor Class shares was -1.29%.

(9.) Source: (C) 2009 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               Annual Report | 75

Your Fund's Expenses

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               76 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 9/1/08      VALUE 2/28/09   PERIOD* 9/1/08-2/28/09
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $  977.20              $3.14
Hypothetical (5% return before expenses)         $1,000           $1,021.62              $3.21
CLASS B
Actual                                           $1,000           $  974.70              $5.78
Hypothetical (5% return before expenses)         $1,000           $1,018.94              $5.91
CLASS C
Actual                                           $1,000           $  974.70              $5.83
Hypothetical (5% return before expenses)         $1,000           $1,018.89              $5.96
ADVISOR CLASS
Actual                                           $1,000           $  977.70              $2.65
Hypothetical (5% return before expenses)         $1,000           $1,022.12              $2.71

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.64%; B: 1.18%; C: 1.19%; and Advisor:
     0.54%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               Annual Report | 77

Franklin Oregon Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Oregon Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Oregon personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*
Franklin Oregon Tax-Free Income Fund
2/28/09

                                % OF TOTAL
RATINGS                  LONG-TERM INVESTMENTS**
-------                  -----------------------
AAA                               21.0%
AA                                32.5%
A                                  9.7%
BBB                               13.4%
Below Investment Grade             0.7%
Not Rated by S&P                  22.7%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS                  MOODY'S   INTERNAL
-------                  -------   --------
AAA or Aaa                 0.9%       --
AA or Aa                  13.5%       --
A                          6.1%      0.3%
BBB or Baa                 1.0%      0.7%
Below Investment Grade      --       0.2%
                          ----       ---
Total                     21.5%      1.2%

This annual report for Franklin Oregon Tax-Free Income Fund covers the fiscal year ended February 28, 2009.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

The Fund's Class A share price, as measured by net asset value, decreased from $11.25 on February 29, 2008, to $11.21 on February 28, 2009. The Fund's Class A shares paid dividends totaling 48.43 cents per share for the same

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 190.


                               78 | Annual Report

DIVIDEND DISTRIBUTIONS*
Franklin Oregon Tax-Free Income Fund

                    DIVIDEND PER SHARE
                 -----------------------
MONTH              CLASS A      CLASS C
-----            ----------   ----------
March 2008       4.06 cents   3.50 cents
April 2008       4.06 cents   3.50 cents
May 2008         4.06 cents   3.50 cents
June 2008        4.06 cents   3.52 cents
July 2008        4.06 cents   3.52 cents
August 2008      4.06 cents   3.52 cents
September 2008   4.06 cents   3.53 cents
October 2008     4.06 cents   3.53 cents
November 2008    4.06 cents   3.53 cents
December 2008    4.08 cents   3.59 cents
January 2009     4.08 cents   3.59 cents
February 2009    4.08 cents   3.59 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

period.(2) The Performance Summary beginning on page 81 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.28% based on an annualization of the current 4.18 cent per share dividend and the maximum offering price of $11.71 on February 28, 2009. An investor in the 2009 maximum combined effective federal and Oregon personal income tax bracket of 40.85% would need to earn a distribution rate of 7.24% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

STATE UPDATE

Oregon's economy has diversified in recent years from its traditional industries of lumber, agriculture and wood products into such industries as high technology manufacturing. As a result, the state's revenue growth stemmed from a surge in employment, rebounding personal and corporate incomes, an increase in capital gains from a rising stock market, and, to a lesser extent, real estate sales. With rising unemployment and poor stock market performance during the reporting period, revenues came in below expectations and continued to

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                               Annual Report | 79

PORTFOLIO BREAKDOWN
Franklin Oregon Tax-Free Income Fund
2/28/09

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
Prerefunded                                     25.1%
General Obligation                              20.1%
Transportation                                  11.8%
Hospital & Health Care                          11.6%
Utilities                                        8.3%
Subject to Government Appropriations             7.1%
Higher Education                                 6.2%
Other Revenue                                    4.4%
Housing                                          3.6%
Tax-Supported                                    1.1%
Corporate-Backed                                 0.7%

*    Does not include short-term investments and other net assets.

be revised downward. In a December 2008 revenue forecast, personal and corporate income taxes declined, and capital gains were expected to drop significantly. Real estate, however, seemed to be less impacted by national trends when compared with other regions. At period-end, the state's unemployment rate was 10.8% compared with the 8.1% national rate.(3)

In light of downward revenue revisions for the 2009-2011 biennial budget, Oregon's governor announced administrative cuts over the next three fiscal years including salary freezes, elimination of some scheduled salary increases, and 26 furlough days for many employees. For the current 2007-2009 budget, the governor's plan relied heavily on spending cuts and 20% of available federal stimulus funds to address the deficit. The state's ways and means committee recently outlined additional spending cuts, which would balance the 2007-2009 budget unless revenues weaken further.

Oregon's 2008 net tax-supported debt was 5.0% of personal income and $1,636 per capita compared with the national medians of 2.6% and $889.(4) Independent credit rating agency Standard & Poor's (S&P) assigned Oregon's general obligation bonds a rating of AA with a stable outlook.(5) The rating and outlook reflected S&P's expectations that the state will address revenue shortfalls with necessary cuts and that any new programs will be funded by additional revenues. The state is helped by having a rainy day fund, established after strong economic growth during the 2005-2007 biennium, and an education stability fund.

MANAGER'S DISCUSSION

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Oregon Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

(3.) Source: Bureau of Labor Statistics.

(4.) Source: Moody's Investors Service, "New Issue: Oregon (State of)," 2/26/09.

(5.) This does not indicate S&P's rating of the Fund.


                               80 | Annual Report

Performance Summary as of 2/28/09

FRANKLIN OREGON TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRORX)                    CHANGE   2/28/09   2/29/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$0.04    $11.21    $11.25
DISTRIBUTIONS (3/1/08-2/28/09)
Dividend Income                  $0.4843

CLASS C (SYMBOL: FORIX)                    CHANGE   2/28/09   2/29/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$0.03    $11.33    $11.36
DISTRIBUTIONS (3/1/08-2/28/09)
Dividend Income                  $0.4213

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY.

CLASS A                                             1-YEAR   5-YEAR   10-YEAR
-------                                             ------   ------   -------
Cumulative Total Return(1)                          +4.02%   +16.03%  +49.55%
Average Annual Total Return(2)                      -0.40%    +2.13%   +3.65%
Avg. Ann. Total Return (3/31/09)(3)                 -3.23%    +2.09%   +3.61%
   Distribution Rate(4)                      4.28%
   Taxable Equivalent Distribution Rate(5)   7.24%
   30-Day Standardized Yield(6)              3.56%
   Taxable Equivalent Yield(5)               6.02%
   Total Annual Operating Expenses(7)        0.64%

CLASS C                                             1-YEAR    5-YEAR  10-YEAR
-------                                             ------   ------   -------
Cumulative Total Return(1)                          +3.50%   +12.82%  +41.54%
Average Annual Total Return(2)                      +2.50%    +2.44%   +3.54%
Avg. Ann. Total Return (3/31/09)(3)                 -0.49%    +2.41%   +3.50%
   Distribution Rate(4)                      3.89%
   Taxable Equivalent Distribution Rate(5)   6.58%
   30-Day Standardized Yield(6)              3.18%
   Taxable Equivalent Yield(5)               5.38%
   Total Annual Operating Expenses(7)        1.19%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.


                               Annual Report | 81

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   2/28/09
-------   -------
1-Year     -0.40%
5-Year     +2.13%
10-Year    +3.65%

CLASS A (3/1/99-2/28/09)

                              (PERFORMANCE GRAPH)

             FRANKLIN OREGON TAX-FREE     BARCLAYS CAPITAL
   DATE        INCOME FUND - CLASS A    MUNICIPAL BOND INDEX     CPI
----------   ------------------------   --------------------   -------
  3/1/1999            $ 9,571                  $10,000         $10,000
 3/31/1999            $ 9,594                  $10,014         $10,030
 4/30/1999            $ 9,609                  $10,039         $10,103
 5/31/1999            $ 9,559                  $ 9,981         $10,103
 6/30/1999            $ 9,410                  $ 9,837         $10,103
 7/31/1999            $ 9,441                  $ 9,873         $10,134
 8/31/1999            $ 9,315                  $ 9,794         $10,158
 9/30/1999            $ 9,297                  $ 9,798         $10,207
10/31/1999            $ 9,145                  $ 9,692         $10,225
11/30/1999            $ 9,235                  $ 9,795         $10,231
12/31/1999            $ 9,141                  $ 9,722         $10,231
 1/31/2000            $ 9,089                  $ 9,679         $10,261
 2/29/2000            $ 9,206                  $ 9,792         $10,322
 3/31/2000            $ 9,418                  $10,006         $10,407
 4/30/2000            $ 9,356                  $ 9,947         $10,413
 5/31/2000            $ 9,295                  $ 9,895         $10,426
 6/30/2000            $ 9,544                  $10,157         $10,480
 7/31/2000            $ 9,673                  $10,299         $10,505
 8/31/2000            $ 9,829                  $10,457         $10,505
 9/30/2000            $ 9,766                  $10,403         $10,559
10/31/2000            $ 9,861                  $10,516         $10,578
11/30/2000            $ 9,922                  $10,596         $10,584
12/31/2000            $10,151                  $10,858         $10,578
 1/31/2001            $10,203                  $10,965         $10,644
 2/28/2001            $10,247                  $11,000         $10,687
 3/31/2001            $10,326                  $11,099         $10,711
 4/30/2001            $10,216                  $10,978         $10,754
 5/31/2001            $10,313                  $11,097         $10,802
 6/30/2001            $10,393                  $11,171         $10,821
 7/31/2001            $10,556                  $11,336         $10,790
 8/31/2001            $10,719                  $11,523         $10,790
 9/30/2001            $10,651                  $11,484         $10,839
10/31/2001            $10,778                  $11,621         $10,802
11/30/2001            $10,691                  $11,523         $10,784
12/31/2001            $10,575                  $11,414         $10,742
 1/31/2002            $10,729                  $11,612         $10,766
 2/28/2002            $10,856                  $11,752         $10,809
 3/31/2002            $10,672                  $11,522         $10,869
 4/30/2002            $10,856                  $11,747         $10,930
 5/31/2002            $10,909                  $11,818         $10,930
 6/30/2002            $11,009                  $11,943         $10,936
 7/31/2002            $11,129                  $12,097         $10,948
 8/31/2002            $11,239                  $12,242         $10,985
 9/30/2002            $11,476                  $12,510         $11,003
10/31/2002            $11,239                  $12,303         $11,021
11/30/2002            $11,204                  $12,252         $11,021
12/31/2002            $11,434                  $12,510         $10,997
 1/31/2003            $11,390                  $12,479         $11,046
 2/28/2003            $11,543                  $12,653         $11,131
 3/31/2003            $11,537                  $12,661         $11,198
 4/30/2003            $11,621                  $12,744         $11,173
 5/31/2003            $11,924                  $13,043         $11,155
 6/30/2003            $11,898                  $12,987         $11,167
 7/31/2003            $11,479                  $12,533         $11,179
 8/31/2003            $11,563                  $12,626         $11,222
 9/30/2003            $11,860                  $12,997         $11,258
10/31/2003            $11,813                  $12,932         $11,246
11/30/2003            $11,959                  $13,067         $11,216
12/31/2003            $12,064                  $13,175         $11,204
 1/31/2004            $12,139                  $13,250         $11,258
 2/29/2004            $12,338                  $13,450         $11,319
 3/31/2004            $12,332                  $13,403         $11,392
 4/30/2004            $12,046                  $13,086         $11,429
 5/31/2004            $12,019                  $13,038         $11,495
 6/30/2004            $12,055                  $13,086         $11,532
 7/31/2004            $12,216                  $13,258         $11,514
 8/31/2004            $12,431                  $13,524         $11,520
 9/30/2004            $12,499                  $13,595         $11,544
10/31/2004            $12,631                  $13,712         $11,605
11/30/2004            $12,529                  $13,599         $11,611
12/31/2004            $12,703                  $13,765         $11,568
 1/31/2005            $12,868                  $13,894         $11,593
 2/28/2005            $12,850                  $13,848         $11,660
 3/31/2005            $12,778                  $13,760         $11,751
 4/30/2005            $12,998                  $13,977         $11,830
 5/31/2005            $13,100                  $14,076         $11,818
 6/30/2005            $13,169                  $14,163         $11,824
 7/31/2005            $13,117                  $14,099         $11,878
 8/31/2005            $13,264                  $14,242         $11,939
 9/30/2005            $13,167                  $14,146         $12,085
10/31/2005            $13,080                  $14,060         $12,109
11/30/2005            $13,138                  $14,127         $12,012
12/31/2005            $13,251                  $14,249         $11,964
 1/31/2006            $13,275                  $14,287         $12,055
 2/28/2006            $13,401                  $14,383         $12,079
 3/31/2006            $13,288                  $14,284         $12,146
 4/30/2006            $13,300                  $14,279         $12,249
 5/31/2006            $13,334                  $14,343         $12,310
 6/30/2006            $13,266                  $14,289         $12,334
 7/31/2006            $13,426                  $14,459         $12,371
 8/31/2006            $13,610                  $14,673         $12,395
 9/30/2006            $13,702                  $14,775         $12,334
10/31/2006            $13,783                  $14,868         $12,267
11/30/2006            $13,911                  $14,992         $12,249
12/31/2006            $13,853                  $14,939         $12,267
 1/31/2007            $13,818                  $14,901         $12,305
 2/28/2007            $14,006                  $15,097         $12,371
 3/31/2007            $13,947                  $15,060         $12,483
 4/30/2007            $13,995                  $15,104         $12,564
 5/31/2007            $13,936                  $15,038         $12,641
 6/30/2007            $13,877                  $14,960         $12,666
 7/31/2007            $13,960                  $15,076         $12,663
 8/31/2007            $13,913                  $15,011         $12,639
 9/30/2007            $14,117                  $15,233         $12,674
10/31/2007            $14,165                  $15,301         $12,701
11/30/2007            $14,250                  $15,398         $12,777
12/31/2007            $14,263                  $15,441         $12,768
 1/31/2008            $14,397                  $15,636         $12,832
 2/29/2008            $13,762                  $14,920         $12,869
 3/31/2008            $14,142                  $15,346         $12,980
 4/30/2008            $14,351                  $15,526         $13,059
 5/31/2008            $14,438                  $15,620         $13,169
 6/30/2008            $14,328                  $15,443         $13,302
 7/31/2008            $14,366                  $15,502         $13,372
 8/31/2008            $14,503                  $15,683         $13,318
 9/30/2008            $13,728                  $14,948         $13,300
10/31/2008            $13,606                  $14,795         $13,166
11/30/2008            $13,555                  $14,842         $12,913
12/31/2008            $13,683                  $15,059         $12,780
 1/31/2009            $14,141                  $15,610         $12,835
 2/28/2009            $14,314                  $15,692         $12,899

AVERAGE ANNUAL TOTAL RETURN

CLASS C   2/28/09
-------   -------
1-Year     +2.50%
5-Year     +2.44%
10-Year    +3.54%

CLASS C (3/1/99-2/28/09)

                              (PERFORMANCE GRAPH)

             FRANKLIN OREGON TAX-FREE     BARCLAYS CAPITAL
   DATE        INCOME FUND - CLASS C    MUNICIPAL BOND INDEX     CPI
----------   ------------------------   --------------------   -------
  3/1/1999            $10,000                  $10,000         $10,000
 3/31/1999            $10,011                  $10,014         $10,030
 4/30/1999            $10,030                  $10,039         $10,103
 5/31/1999            $ 9,964                  $ 9,981         $10,103
 6/30/1999            $ 9,814                  $ 9,837         $10,103
 7/31/1999            $ 9,833                  $ 9,873         $10,134
 8/31/1999            $ 9,707                  $ 9,794         $10,158
 9/30/1999            $ 9,675                  $ 9,798         $10,207
10/31/1999            $ 9,522                  $ 9,692         $10,225
11/30/1999            $ 9,602                  $ 9,795         $10,231
12/31/1999            $ 9,509                  $ 9,722         $10,231
 1/31/2000            $ 9,442                  $ 9,679         $10,261
 2/29/2000            $ 9,559                  $ 9,792         $10,322
 3/31/2000            $ 9,782                  $10,006         $10,407
 4/30/2000            $ 9,714                  $ 9,947         $10,413
 5/31/2000            $ 9,647                  $ 9,895         $10,426
 6/30/2000            $ 9,890                  $10,157         $10,480
 7/31/2000            $10,027                  $10,299         $10,505
 8/31/2000            $10,183                  $10,457         $10,505
 9/30/2000            $10,114                  $10,403         $10,559
10/31/2000            $10,207                  $10,516         $10,578
11/30/2000            $10,265                  $10,596         $10,584
12/31/2000            $10,495                  $10,858         $10,578
 1/31/2001            $10,544                  $10,965         $10,644
 2/28/2001            $10,575                  $11,000         $10,687
 3/31/2001            $10,669                  $11,099         $10,711
 4/30/2001            $10,551                  $10,978         $10,754
 5/31/2001            $10,646                  $11,097         $10,802
 6/30/2001            $10,713                  $11,171         $10,821
 7/31/2001            $10,884                  $11,336         $10,790
 8/31/2001            $11,047                  $11,523         $10,790
 9/30/2001            $10,963                  $11,484         $10,839
10/31/2001            $11,087                  $11,621         $10,802
11/30/2001            $10,993                  $11,523         $10,784
12/31/2001            $10,869                  $11,414         $10,742
 1/31/2002            $11,022                  $11,612         $10,766
 2/28/2002            $11,155                  $11,752         $10,809
 3/31/2002            $10,963                  $11,522         $10,869
 4/30/2002            $11,146                  $11,747         $10,930
 5/31/2002            $11,194                  $11,818         $10,930
 6/30/2002            $11,291                  $11,943         $10,936
 7/31/2002            $11,418                  $12,097         $10,948
 8/31/2002            $11,515                  $12,242         $10,985
 9/30/2002            $11,751                  $12,510         $11,003
10/31/2002            $11,505                  $12,303         $11,021
11/30/2002            $11,465                  $12,252         $11,021
12/31/2002            $11,702                  $12,510         $10,997
 1/31/2003            $11,652                  $12,479         $11,046
 2/28/2003            $11,801                  $12,653         $11,131
 3/31/2003            $11,781                  $12,661         $11,198
 4/30/2003            $11,871                  $12,744         $11,173
 5/31/2003            $12,173                  $13,043         $11,155
 6/30/2003            $12,140                  $12,987         $11,167
 7/31/2003            $11,711                  $12,533         $11,179
 8/31/2003            $11,779                  $12,626         $11,222
 9/30/2003            $12,073                  $12,997         $11,258
10/31/2003            $12,030                  $12,932         $11,246
11/30/2003            $12,171                  $13,067         $11,216
12/31/2003            $12,283                  $13,175         $11,204
 1/31/2004            $12,343                  $13,250         $11,258
 2/29/2004            $12,548                  $13,450         $11,319
 3/31/2004            $12,536                  $13,403         $11,392
 4/30/2004            $12,232                  $13,086         $11,429
 5/31/2004            $12,200                  $13,038         $11,495
 6/30/2004            $12,241                  $13,086         $11,532
 7/31/2004            $12,387                  $13,258         $11,514
 8/31/2004            $12,597                  $13,524         $11,520
 9/30/2004            $12,670                  $13,595         $11,544
10/31/2004            $12,797                  $13,712         $11,605
11/30/2004            $12,678                  $13,599         $11,611
12/31/2004            $12,858                  $13,765         $11,568
 1/31/2005            $13,017                  $13,894         $11,593
 2/28/2005            $12,994                  $13,848         $11,660
 3/31/2005            $12,915                  $13,760         $11,751
 4/30/2005            $13,118                  $13,977         $11,830
 5/31/2005            $13,224                  $14,076         $11,818
 6/30/2005            $13,287                  $14,163         $11,824
 7/31/2005            $13,230                  $14,099         $11,878
 8/31/2005            $13,370                  $14,242         $11,939
 9/30/2005            $13,267                  $14,146         $12,085
10/31/2005            $13,175                  $14,060         $12,109
11/30/2005            $13,226                  $14,127         $12,012
12/31/2005            $13,334                  $14,249         $11,964
 1/31/2006            $13,351                  $14,287         $12,055
 2/28/2006            $13,470                  $14,383         $12,079
 3/31/2006            $13,352                  $14,284         $12,146
 4/30/2006            $13,357                  $14,279         $12,249
 5/31/2006            $13,385                  $14,343         $12,310
 6/30/2006            $13,311                  $14,289         $12,334
 7/31/2006            $13,464                  $14,459         $12,371
 8/31/2006            $13,640                  $14,673         $12,395
 9/30/2006            $13,726                  $14,775         $12,334
10/31/2006            $13,811                  $14,868         $12,267
11/30/2006            $13,920                  $14,992         $12,249
12/31/2006            $13,868                  $14,939         $12,267
 1/31/2007            $13,827                  $14,901         $12,305
 2/28/2007            $14,006                  $15,097         $12,371
 3/31/2007            $13,942                  $15,060         $12,483
 4/30/2007            $13,982                  $15,104         $12,564
 5/31/2007            $13,917                  $15,038         $12,641
 6/30/2007            $13,841                  $14,960         $12,666
 7/31/2007            $13,929                  $15,076         $12,663
 8/31/2007            $13,876                  $15,011         $12,639
 9/30/2007            $14,060                  $15,233         $12,674
10/31/2007            $14,113                  $15,301         $12,701
11/30/2007            $14,190                  $15,398         $12,777
12/31/2007            $14,196                  $15,441         $12,768
 1/31/2008            $14,321                  $15,636         $12,832
 2/29/2008            $13,678                  $14,920         $12,869
 3/31/2008            $14,057                  $15,346         $12,980
 4/30/2008            $14,256                  $15,526         $13,059
 5/31/2008            $14,347                  $15,620         $13,169
 6/30/2008            $14,220                  $15,443         $13,302
 7/31/2008            $14,250                  $15,502         $13,372
 8/31/2008            $14,379                  $15,683         $13,318
 9/30/2008            $13,600                  $14,948         $13,300
10/31/2008            $13,473                  $14,795         $13,166
11/30/2008            $13,429                  $14,842         $12,913
12/31/2008            $13,536                  $15,059         $12,780
 1/31/2009            $13,990                  $15,610         $12,835
 2/28/2009            $14,154                  $15,692         $12,899


                               82 | Annual Report

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 2/28/09.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 12/29/08 for the maximum combined effective federal and Oregon personal income tax rate of 40.85%, based on the federal income tax rate of 35.00%.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/09.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(8.) Source: (C) 2009 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market.

All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               Annual Report | 83

Your Fund's Expenses

FRANKLIN OREGON TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               84 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 9/1/08      VALUE 2/28/09   PERIOD* 9/1/08-2/28/09
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $  987.00             $3.15
Hypothetical (5% return before expenses)         $1,000           $1,021.62             $3.21
CLASS C
Actual                                           $1,000           $  984.50             $5.86
Hypothetical (5% return before expenses)         $1,000           $1,018.89             $5.96

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.64% and C: 1.19%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               Annual Report | 85

Franklin Pennsylvania Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Pennsylvania Tax-Free Income Fund seeks to provide as high a level of income exempt from federal and Pennsylvania personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its net assets in securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*
Franklin Pennsylvania Tax-Free Income Fund
Based on Total Long-Term Investments as of 2/28/09**

                                  (PIE CHART)

AAA                27.9%
AA                 32.0%
A                  11.8%
BBB                12.8%
Not Rated by S&P   15.5%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS                  MOODY'S   INTERNAL
-------                  -------   --------
AAA or Aaa                 2.5%       --
AA or Aa                   5.6%       --
A                          4.6%       --
BBB or Baa                 2.3%       --
Below Investment Grade      --       0.5%
                          ----       ---
Total                     15.0%      0.5%

This annual report for Franklin Pennsylvania Tax-Free Income Fund covers AAA the fiscal year ended February 28, 2009.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

The Fund's Class A share price, as measured by net asset value, decreased from $9.82 on February 29, 2008, to $9.65 on February 28, 2009. The Fund's

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 200.


                               86 | Annual Report

DIVIDEND DISTRIBUTIONS*
Franklin Pennsylvania Tax-Free Income Fund

                          DIVIDEND PER SHARE
                 ------------------------------------
MONTH              CLASS A      CLASS B      CLASS C
-----            ----------   ----------   ----------
March 2008       3.60 cents   3.11 cents   3.11 cents
April 2008       3.60 cents   3.11 cents   3.11 cents
May 2008         3.60 cents   3.11 cents   3.11 cents
June 2008        3.60 cents   3.14 cents   3.12 cents
July 2008        3.60 cents   3.14 cents   3.12 cents
August 2008      3.60 cents   3.14 cents   3.12 cents
September 2008   3.60 cents   3.14 cents   3.14 cents
October 2008     3.60 cents   3.14 cents   3.14 cents
November 2008    3.60 cents   3.14 cents   3.14 cents
December 2008    3.63 cents   3.22 cents   3.22 cents
January 2009     3.63 cents   3.22 cents   3.22 cents
February 2009    3.63 cents   3.22 cents   3.22 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Class A shares paid dividends totaling 43.13 cents per share for the same period.(2) The Performance Summary beginning on page 89 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.38% based on an annualization of the current 3.68 cent per share dividend and the maximum offering price of $10.08 on February 28, 2009. An investor in the 2009 maximum combined effective federal and Pennsylvania personal income tax bracket of 37.00% would need to earn a distribution rate of 6.95% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

COMMONWEALTH UPDATE

During the year under review, Pennsylvania's economy felt the effects of the national economic slowdown. Although employment reached record levels in January 2008 and was still near those levels by October, the commonwealth continued to shed manufacturing jobs. The recession and slowing manufacturing sector affected other areas, and employment declined in finance, construction, trade and information services. On the other hand, professional services and the

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                               Annual Report | 87

PORTFOLIO BREAKDOWN
Franklin Pennsylvania Tax-Free
Income Fund
2/28/09

                                            % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
Prerefunded                                    24.1%
General Obligation                             19.5%
Higher Education                               19.3%
Transportation                                  9.7%
Hospital & Health Care                          8.8%
Utilities                                       6.6%
Other Revenue                                   4.3%
Housing                                         3.2%
Subject to Government Appropriations            2.2%
Corporate-Backed                                1.9%
Tax-Supported                                   0.4%

*    Does not include short-term investments and other net assets.

education and health sectors were relatively stable. At period-end, Pennsylvania's unemployment rate was 7.5% compared with the 8.1% national rate.(3)

The commonwealth has strong financial management trends, including actions to preserve budget balance in recent years. Fiscal year 2008 general fund revenues exceeded estimates; however, tax collections have failed to meet budgeted estimates since fiscal year 2009 began in July 2008. In October, the governor implemented plans to reduce spending, freeze hiring and suspend new vehicle purchases, and additional expenditure cuts were announced in December in an attempt to bridge the budget shortfall. The commonwealth also has access to a budget stabilization fund, which ended fiscal year 2008 with about $748 million, and approximately $1.7 billion from other reserve funds.(4)

In recent years, net tax-supported debt growth for Pennsylvania has been similar to its personal income growth. The ratio of debt to personal income was 2.4%, equal to the 50-state median, and net tax-supported debt per capita was $870, which was below the $889 national median.(4) The commonwealth's debt issuance is expected to increase in coming years due to bond authorizations for economic stimulus and infrastructure improvements; however, debt levels are expected to remain moderate relative to tax base resources. Independent credit rating agency Moody's Investors Service assigned Pennsylvania's general obligation debt a rating of Aa2 with a stable outlook.(5) The rating and outlook reflected the commonwealth's past conservative fiscal practices, lagging economic trends and the need to address the projected budgetary shortfall.

MANAGER'S DISCUSSION

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the discussion on page 6 for details.

Thank you for your continued participation in Franklin Pennsylvania Tax-Free Income Fund. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

(3.) Source: Bureau of Labor Statistics.

(4.) Source: Moody's Investors Service, "New Issue: Pennsylvania (Commonwealth of)," 12/8/08.

(5.) This does not indicate Moody's rating of the Fund.


                               88 | Annual Report

Performance Summary as of 2/28/09

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRPAX)                    CHANGE   2/28/09   2/29/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$0.17     $9.65     $9.82
DISTRIBUTIONS (3/1/08-2/28/09)
Dividend Income                  $0.4313

CLASS B (SYMBOL: FBPTX)                    CHANGE   2/28/09   2/29/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$0.18     $9.68     $9.86
DISTRIBUTIONS (3/1/08-2/28/09)
Dividend Income                  $0.3771

CLASS C (SYMBOL: FRPTX)                    CHANGE   2/28/09   2/29/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$0.17     $9.73     $9.90
DISTRIBUTIONS (3/1/08-2/28/09)
Dividend Income                  $0.3765


                               Annual Report | 89

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY.

CLASS A                                              1-YEAR    5-YEAR   10-YEAR
-------                                              ------   -------   -------
Cumulative Total Return(1)                           +2.72%   +13.02%   +46.60%
Average Annual Total Return(2)                       -1.69%    +1.59%    +3.45%
Avg. Ann. Total Return (3/31/09)(3)                  -3.88%    +1.73%    +3.46%
   Distribution Rate(4)                      4.38%
   Taxable Equivalent Distribution Rate(5)   6.95%
   30-Day Standardized Yield(6)              3.80%
   Taxable Equivalent Yield(5)               6.03%
   Total Annual Operating Expenses(7)        0.66%

CLASS B                                              1-YEAR    5-YEAR   INCEPTION (2/1/00)
-------                                              ------   -------   ------------------
Cumulative Total Return(1)                           +2.04%    +9.92%        +48.75%
Average Annual Total Return(2)                       -1.89%    +1.57%         +4.47%
Avg. Ann. Total Return (3/31/09)(3)                  -3.97%    +1.69%         +4.46%
   Distribution Rate(4)                      4.04%
   Taxable Equivalent Distribution Rate(5)   6.41%
   30-Day Standardized Yield(6)              3.43%
   Taxable Equivalent Yield(5)               5.44%
   Total Annual Operating Expenses(7)        1.21%

CLASS C                                              1-YEAR    5-YEAR   10-YEAR
-------                                              ------   -------   -------
Cumulative Total Return(1)                           +2.13%    +9.95%   +38.81%
Average Annual Total Return(2)                       +1.14%    +1.92%    +3.33%
Avg. Ann. Total Return (3/31/09)(3)                  -1.10%    +2.05%    +3.34%
   Distribution Rate(4)                      4.01%
   Taxable Equivalent Distribution Rate(5)   6.36%
   30-Day Standardized Yield(6)              3.44%
   Taxable Equivalent Yield(5)               5.46%
   Total Annual Operating Expenses(7)        1.21%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.


                               90 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   2/28/09
-------   -------
1-Year     -1.69%
5-Year     +1.59%
10-Year    +3.45%

CLASS A (3/1/99-2/28/09)

                              (PERFORMANCE GRAPH)

              FRANKLIN PENNSYLVANIA
             TAX-FREE INCOME FUND -     BARCLAYS CAPITAL
   DATE             CLASS A           MUNICIPAL BOND INDEX     CPI
----------   ----------------------   --------------------   -------
  3/1/1999          $ 9,572                $10,000           $10,000
 3/31/1999          $ 9,585                $10,014           $10,030
 4/30/1999          $ 9,616                $10,039           $10,103
 5/31/1999          $ 9,555                $ 9,981           $10,103
 6/30/1999          $ 9,439                $ 9,837           $10,103
 7/31/1999          $ 9,461                $ 9,873           $10,134
 8/31/1999          $ 9,316                $ 9,794           $10,158
 9/30/1999          $ 9,292                $ 9,798           $10,207
10/31/1999          $ 9,117                $ 9,692           $10,225
11/30/1999          $ 9,215                $ 9,795           $10,231
12/31/1999          $ 9,115                $ 9,722           $10,231
 1/31/2000          $ 9,042                $ 9,679           $10,261
 2/29/2000          $ 9,161                $ 9,792           $10,322
 3/31/2000          $ 9,386                $10,006           $10,407
 4/30/2000          $ 9,331                $ 9,947           $10,413
 5/31/2000          $ 9,287                $ 9,895           $10,426
 6/30/2000          $ 9,525                $10,157           $10,480
 7/31/2000          $ 9,656                $10,299           $10,505
 8/31/2000          $ 9,817                $10,457           $10,505
 9/30/2000          $ 9,781                $10,403           $10,559
10/31/2000          $ 9,864                $10,516           $10,578
11/30/2000          $ 9,908                $10,596           $10,584
12/31/2000          $10,112                $10,858           $10,578
 1/31/2001          $10,196                $10,965           $10,644
 2/28/2001          $10,241                $11,000           $10,687
 3/31/2001          $10,346                $11,099           $10,711
 4/30/2001          $10,228                $10,978           $10,754
 5/31/2001          $10,334                $11,097           $10,802
 6/30/2001          $10,410                $11,171           $10,821
 7/31/2001          $10,579                $11,336           $10,790
 8/31/2001          $10,749                $11,523           $10,790
 9/30/2001          $10,721                $11,484           $10,839
10/31/2001          $10,839                $11,621           $10,802
11/30/2001          $10,779                $11,523           $10,784
12/31/2001          $10,656                $11,414           $10,742
 1/31/2002          $10,838                $11,612           $10,766
 2/28/2002          $10,957                $11,752           $10,809
 3/31/2002          $10,747                $11,522           $10,869
 4/30/2002          $10,921                $11,747           $10,930
 5/31/2002          $10,988                $11,818           $10,930
 6/30/2002          $11,109                $11,943           $10,936
 7/31/2002          $11,242                $12,097           $10,948
 8/31/2002          $11,364                $12,242           $10,985
 9/30/2002          $11,596                $12,510           $11,003
10/31/2002          $11,423                $12,303           $11,021
11/30/2002          $11,392                $12,252           $11,021
12/31/2002          $11,615                $12,510           $10,997
 1/31/2003          $11,606                $12,479           $11,046
 2/28/2003          $11,752                $12,653           $11,131
 3/31/2003          $11,753                $12,661           $11,198
 4/30/2003          $11,855                $12,744           $11,173
 5/31/2003          $12,116                $13,043           $11,155
 6/30/2003          $12,080                $12,987           $11,167
 7/31/2003          $11,646                $12,533           $11,179
 8/31/2003          $11,736                $12,626           $11,222
 9/30/2003          $12,009                $12,997           $11,258
10/31/2003          $11,962                $12,932           $11,246
11/30/2003          $12,088                $13,067           $11,216
12/31/2003          $12,167                $13,175           $11,204
 1/31/2004          $12,247                $13,250           $11,258
 2/29/2004          $12,413                $13,450           $11,319
 3/31/2004          $12,363                $13,403           $11,392
 4/30/2004          $12,091                $13,086           $11,429
 5/31/2004          $12,054                $13,038           $11,495
 6/30/2004          $12,064                $13,086           $11,532
 7/31/2004          $12,228                $13,258           $11,514
 8/31/2004          $12,428                $13,524           $11,520
 9/30/2004          $12,498                $13,595           $11,544
10/31/2004          $12,617                $13,712           $11,605
11/30/2004          $12,519                $13,599           $11,611
12/31/2004          $12,674                $13,765           $11,568
 1/31/2005          $12,830                $13,894           $11,593
 2/28/2005          $12,804                $13,848           $11,660
 3/31/2005          $12,754                $13,760           $11,751
 4/30/2005          $12,936                $13,977           $11,830
 5/31/2005          $13,021                $14,076           $11,818
 6/30/2005          $13,094                $14,163           $11,824
 7/31/2005          $13,042                $14,099           $11,878
 8/31/2005          $13,178                $14,242           $11,939
 9/30/2005          $13,088                $14,146           $12,085
10/31/2005          $13,024                $14,060           $12,109
11/30/2005          $13,072                $14,127           $12,012
12/31/2005          $13,184                $14,249           $11,964
 1/31/2006          $13,207                $14,287           $12,055
 2/28/2006          $13,332                $14,383           $12,079
 3/31/2006          $13,253                $14,284           $12,146
 4/30/2006          $13,251                $14,279           $12,249
 5/31/2006          $13,287                $14,343           $12,310
 6/30/2006          $13,231                $14,289           $12,334
 7/31/2006          $13,370                $14,459           $12,371
 8/31/2006          $13,548                $14,673           $12,395
 9/30/2006          $13,635                $14,775           $12,334
10/31/2006          $13,723                $14,868           $12,267
11/30/2006          $13,851                $14,992           $12,249
12/31/2006          $13,820                $14,939           $12,267
 1/31/2007          $13,790                $14,901           $12,305
 2/28/2007          $13,958                $15,097           $12,371
 3/31/2007          $13,914                $15,060           $12,483
 4/30/2007          $13,963                $15,104           $12,564
 5/31/2007          $13,919                $15,038           $12,641
 6/30/2007          $13,860                $14,960           $12,666
 7/31/2007          $13,949                $15,076           $12,663
 8/31/2007          $13,863                $15,011           $12,639
 9/30/2007          $14,048                $15,233           $12,674
10/31/2007          $14,111                $15,301           $12,701
11/30/2007          $14,202                $15,398           $12,777
12/31/2007          $14,224                $15,441           $12,768
 1/31/2008          $14,356                $15,636           $12,832
 2/29/2008          $13,656                $14,920           $12,869
 3/31/2008          $14,012                $15,346           $12,980
 4/30/2008          $14,243                $15,526           $13,059
 5/31/2008          $14,349                $15,620           $13,169
 6/30/2008          $14,189                $15,443           $13,302
 7/31/2008          $14,198                $15,502           $13,372
 8/31/2008          $14,333                $15,683           $13,318
 9/30/2008          $13,417                $14,948           $13,300
10/31/2008          $13,243                $14,795           $13,166
11/30/2008          $13,193                $14,842           $12,913
12/31/2008          $13,303                $15,059           $12,780
 1/31/2009          $13,716                $15,610           $12,835
 2/28/2009          $14,033                $15,692           $12,899

AVERAGE ANNUAL TOTAL RETURN

CLASS B                    2/28/09
-------                    -------
1-Year                      -1.89%
5-Year                      +1.57%
Since Inception (2/1/00)    +4.47%

CLASS B (2/1/00-2/28/09)

                              (PERFORMANCE GRAPH)

             FRANKLIN PENNSYLVANIA TAX-FREE     BARCLAYS CAPITAL
    DATE          INCOME FUND - CLASS B       MUNICIPAL BOND INDEX     CPI
----------   ------------------------------   --------------------   -------
  2/1/2000                $10,000                    $10,000         $10,000
 2/29/2000                $10,111                    $10,116         $10,059
 3/31/2000                $10,354                    $10,337         $10,142
 4/30/2000                $10,301                    $10,276         $10,148
 5/31/2000                $10,237                    $10,223         $10,160
 6/30/2000                $10,493                    $10,494         $10,213
 7/31/2000                $10,644                    $10,640         $10,237
 8/31/2000                $10,816                    $10,804         $10,237
 9/30/2000                $10,772                    $10,748         $10,290
10/31/2000                $10,858                    $10,865         $10,308
11/30/2000                $10,901                    $10,947         $10,314
12/31/2000                $11,121                    $11,217         $10,308
 1/31/2001                $11,208                    $11,328         $10,373
 2/28/2001                $11,251                    $11,364         $10,415
 3/31/2001                $11,361                    $11,466         $10,438
 4/30/2001                $11,227                    $11,342         $10,480
 5/31/2001                $11,338                    $11,464         $10,527
 6/30/2001                $11,427                    $11,541         $10,545
 7/31/2001                $11,607                    $11,712         $10,515
 8/31/2001                $11,788                    $11,905         $10,515
 9/30/2001                $11,752                    $11,865         $10,563
10/31/2001                $11,875                    $12,006         $10,527
11/30/2001                $11,805                    $11,905         $10,509
12/31/2001                $11,664                    $11,792         $10,468
 1/31/2002                $11,857                    $11,997         $10,492
 2/28/2002                $11,982                    $12,141         $10,533
 3/31/2002                $11,747                    $11,903         $10,592
 4/30/2002                $11,931                    $12,136         $10,652
 5/31/2002                $11,999                    $12,210         $10,652
 6/30/2002                $12,126                    $12,339         $10,658
 7/31/2002                $12,265                    $12,498         $10,669
 8/31/2002                $12,393                    $12,648         $10,705
 9/30/2002                $12,639                    $12,925         $10,723
10/31/2002                $12,457                    $12,711         $10,741
11/30/2002                $12,418                    $12,658         $10,741
12/31/2002                $12,655                    $12,925         $10,717
 1/31/2003                $12,627                    $12,892         $10,764
 2/28/2003                $12,792                    $13,072         $10,847
 3/31/2003                $12,787                    $13,080         $10,912
 4/30/2003                $12,880                    $13,167         $10,889
 5/31/2003                $13,168                    $13,475         $10,871
 6/30/2003                $13,124                    $13,418         $10,883
 7/31/2003                $12,648                    $12,948         $10,895
 8/31/2003                $12,739                    $13,045         $10,936
 9/30/2003                $13,029                    $13,428         $10,972
10/31/2003                $12,972                    $13,360         $10,960
11/30/2003                $13,101                    $13,500         $10,930
12/31/2003                $13,181                    $13,611         $10,918
 1/31/2004                $13,261                    $13,689         $10,972
 2/29/2004                $13,442                    $13,895         $11,031
 3/31/2004                $13,396                    $13,847         $11,102
 4/30/2004                $13,083                    $13,519         $11,137
 5/31/2004                $13,037                    $13,470         $11,203
 6/30/2004                $13,041                    $13,519         $11,238
 7/31/2004                $13,225                    $13,697         $11,220
 8/31/2004                $13,421                    $13,971         $11,226
 9/30/2004                $13,491                    $14,046         $11,250
10/31/2004                $13,612                    $14,166         $11,309
11/30/2004                $13,501                    $14,049         $11,315
12/31/2004                $13,662                    $14,221         $11,274
 1/31/2005                $13,823                    $14,354         $11,297
 2/28/2005                $13,789                    $14,306         $11,363
 3/31/2005                $13,728                    $14,216         $11,451
 4/30/2005                $13,918                    $14,440         $11,528
 5/31/2005                $14,015                    $14,542         $11,517
 6/30/2005                $14,087                    $14,632         $11,523
 7/31/2005                $14,026                    $14,566         $11,576
 8/31/2005                $14,151                    $14,713         $11,635
 9/30/2005                $14,063                    $14,614         $11,777
10/31/2005                $13,987                    $14,526         $11,801
11/30/2005                $14,019                    $14,595         $11,706
12/31/2005                $14,132                    $14,721         $11,659
 1/31/2006                $14,150                    $14,761         $11,748
 2/28/2006                $14,277                    $14,860         $11,771
 3/31/2006                $14,186                    $14,757         $11,836
 4/30/2006                $14,177                    $14,752         $11,937
 5/31/2006                $14,210                    $14,818         $11,996
 6/30/2006                $14,144                    $14,762         $12,020
 7/31/2006                $14,299                    $14,938         $12,056
 8/31/2006                $14,482                    $15,159         $12,079
 9/30/2006                $14,569                    $15,265         $12,020
10/31/2006                $14,656                    $15,361         $11,955
11/30/2006                $14,785                    $15,489         $11,937
12/31/2006                $14,746                    $15,434         $11,955
 1/31/2007                $14,706                    $15,394         $11,991
 2/28/2007                $14,879                    $15,597         $12,056
 3/31/2007                $14,825                    $15,559         $12,165
 4/30/2007                $14,857                    $15,605         $12,244
 5/31/2007                $14,803                    $15,536         $12,319
 6/30/2007                $14,733                    $15,455         $12,343
 7/31/2007                $14,836                    $15,575         $12,340
 8/31/2007                $14,723                    $15,508         $12,317
 9/30/2007                $14,927                    $15,737         $12,351
10/31/2007                $14,987                    $15,807         $12,378
11/30/2007                $15,076                    $15,908         $12,451
12/31/2007                $15,078                    $15,952         $12,443
 1/31/2008                $15,211                    $16,153         $12,505
 2/29/2008                $14,470                    $15,414         $12,541
 3/31/2008                $14,849                    $15,854         $12,650
 4/30/2008                $15,093                    $16,040         $12,726
 5/31/2008                $15,206                    $16,137         $12,834
 6/30/2008                $15,036                    $15,955         $12,963
 7/31/2008                $15,045                    $16,015         $13,031
 8/31/2008                $15,186                    $16,203         $12,979
 9/30/2008                $14,219                    $15,443         $12,961
10/31/2008                $14,034                    $15,285         $12,830
11/30/2008                $13,978                    $15,334         $12,584
12/31/2008                $14,101                    $15,558         $12,454
 1/31/2009                $14,535                    $16,127         $12,508
 2/28/2009                $14,875                    $16,212         $12,571


                               Annual Report | 91

AVERAGE ANNUAL TOTAL RETURN

CLASS C   2/28/09
-------   -------
1-Year     +1.14%
5-Year     +1.92%
10-Year    +3.33%

CLASS C (3/1/99-2/28/09)

                               (PERFORMANCE GRAPH)

             FRANKLIN PENNSYLVANIA TAX-FREE     BARCLAYS CAPITAL
   DATE           INCOME FUND - CLASS C       MUNICIPAL BOND INDEX     CPI
----------   ------------------------------   --------------------   -------
  3/1/1999              $10,000                      $10,000         $10,000
 3/31/1999              $10,018                      $10,014         $10,030
 4/30/1999              $10,036                      $10,039         $10,103
 5/31/1999              $ 9,968                      $ 9,981         $10,103
 6/30/1999              $ 9,843                      $ 9,837         $10,103
 7/31/1999              $ 9,861                      $ 9,873         $10,134
 8/31/1999              $ 9,706                      $ 9,794         $10,158
 9/30/1999              $ 9,676                      $ 9,798         $10,207
10/31/1999              $ 9,491                      $ 9,692         $10,225
11/30/1999              $ 9,588                      $ 9,795         $10,231
12/31/1999              $ 9,480                      $ 9,722         $10,231
 1/31/2000              $ 9,401                      $ 9,679         $10,261
 2/29/2000              $ 9,519                      $ 9,792         $10,322
 3/31/2000              $ 9,747                      $10,006         $10,407
 4/30/2000              $ 9,687                      $ 9,947         $10,413
 5/31/2000              $ 9,637                      $ 9,895         $10,426
 6/30/2000              $ 9,877                      $10,157         $10,480
 7/31/2000              $10,008                      $10,299         $10,505
 8/31/2000              $10,170                      $10,457         $10,505
 9/30/2000              $10,128                      $10,403         $10,559
10/31/2000              $10,209                      $10,516         $10,578
11/30/2000              $10,250                      $10,596         $10,584
12/31/2000              $10,455                      $10,858         $10,578
 1/31/2001              $10,537                      $10,965         $10,644
 2/28/2001              $10,588                      $11,000         $10,687
 3/31/2001              $10,680                      $11,099         $10,711
 4/30/2001              $10,554                      $10,978         $10,754
 5/31/2001              $10,669                      $11,097         $10,802
 6/30/2001              $10,742                      $11,171         $10,821
 7/31/2001              $10,910                      $11,336         $10,790
 8/31/2001              $11,080                      $11,523         $10,790
 9/30/2001              $11,046                      $11,484         $10,839
10/31/2001              $11,162                      $11,621         $10,802
11/30/2001              $11,096                      $11,523         $10,784
12/31/2001              $10,964                      $11,414         $10,742
 1/31/2002              $11,145                      $11,612         $10,766
 2/28/2002              $11,262                      $11,752         $10,809
 3/31/2002              $11,042                      $11,522         $10,869
 4/30/2002              $11,214                      $11,747         $10,930
 5/31/2002              $11,278                      $11,818         $10,930
 6/30/2002              $11,396                      $11,943         $10,936
 7/31/2002              $11,527                      $12,097         $10,948
 8/31/2002              $11,647                      $12,242         $10,985
 9/30/2002              $11,877                      $12,510         $11,003
10/31/2002              $11,707                      $12,303         $11,021
11/30/2002              $11,670                      $12,252         $11,021
12/31/2002              $11,892                      $12,510         $10,997
 1/31/2003              $11,876                      $12,479         $11,046
 2/28/2003              $12,019                      $12,653         $11,131
 3/31/2003              $12,016                      $12,661         $11,198
 4/30/2003              $12,103                      $12,744         $11,173
 5/31/2003              $12,374                      $13,043         $11,155
 6/30/2003              $12,332                      $12,987         $11,167
 7/31/2003              $11,886                      $12,533         $11,179
 8/31/2003              $11,959                      $12,626         $11,222
 9/30/2003              $12,230                      $12,997         $11,258
10/31/2003              $12,187                      $12,932         $11,246
11/30/2003              $12,308                      $13,067         $11,216
12/31/2003              $12,383                      $13,175         $11,204
 1/31/2004              $12,458                      $13,250         $11,258
 2/29/2004              $12,628                      $13,450         $11,319
 3/31/2004              $12,572                      $13,403         $11,392
 4/30/2004              $12,292                      $13,086         $11,429
 5/31/2004              $12,249                      $13,038         $11,495
 6/30/2004              $12,253                      $13,086         $11,532
 7/31/2004              $12,412                      $13,258         $11,514
 8/31/2004              $12,609                      $13,524         $11,520
 9/30/2004              $12,673                      $13,595         $11,544
10/31/2004              $12,787                      $13,712         $11,605
11/30/2004              $12,682                      $13,599         $11,611
12/31/2004              $12,833                      $13,765         $11,568
 1/31/2005              $12,984                      $13,894         $11,593
 2/28/2005              $12,964                      $13,848         $11,660
 3/31/2005              $12,895                      $13,760         $11,751
 4/30/2005              $13,072                      $13,977         $11,830
 5/31/2005              $13,163                      $14,076         $11,818
 6/30/2005              $13,231                      $14,163         $11,824
 7/31/2005              $13,174                      $14,099         $11,878
 8/31/2005              $13,304                      $14,242         $11,939
 9/30/2005              $13,209                      $14,146         $12,085
10/31/2005              $13,138                      $14,060         $12,109
11/30/2005              $13,180                      $14,127         $12,012
12/31/2005              $13,286                      $14,249         $11,964
 1/31/2006              $13,303                      $14,287         $12,055
 2/28/2006              $13,409                      $14,383         $12,079
 3/31/2006              $13,323                      $14,284         $12,146
 4/30/2006              $13,327                      $14,279         $12,249
 5/31/2006              $13,344                      $14,343         $12,310
 6/30/2006              $13,295                      $14,289         $12,334
 7/31/2006              $13,428                      $14,459         $12,371
 8/31/2006              $13,599                      $14,673         $12,395
 9/30/2006              $13,680                      $14,775         $12,334
10/31/2006              $13,761                      $14,868         $12,267
11/30/2006              $13,882                      $14,992         $12,249
12/31/2006              $13,858                      $14,939         $12,267
 1/31/2007              $13,821                      $14,901         $12,305
 2/28/2007              $13,969                      $15,097         $12,371
 3/31/2007              $13,932                      $15,060         $12,483
 4/30/2007              $13,961                      $15,104         $12,564
 5/31/2007              $13,911                      $15,038         $12,641
 6/30/2007              $13,846                      $14,960         $12,666
 7/31/2007              $13,941                      $15,076         $12,663
 8/31/2007              $13,836                      $15,011         $12,639
 9/30/2007              $14,027                      $15,233         $12,674
10/31/2007              $14,069                      $15,301         $12,701
11/30/2007              $14,153                      $15,398         $12,777
12/31/2007              $14,168                      $15,441         $12,768
 1/31/2008              $14,293                      $15,636         $12,832
 2/29/2008              $13,594                      $14,920         $12,869
 3/31/2008              $13,939                      $15,346         $12,980
 4/30/2008              $14,161                      $15,526         $13,059
 5/31/2008              $14,273                      $15,620         $13,169
 6/30/2008              $14,094                      $15,443         $13,302
 7/31/2008              $14,110                      $15,502         $13,372
 8/31/2008              $14,223                      $15,683         $13,318
 9/30/2008              $13,314                      $14,948         $13,300
10/31/2008              $13,136                      $14,795         $13,166
11/30/2008              $13,081                      $14,842         $12,913
12/31/2008              $13,183                      $15,059         $12,780
 1/31/2009              $13,583                      $15,610         $12,835
 2/28/2009              $13,881                      $15,692         $12,899

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B and C) per share on 2/28/09.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 12/29/08 for the maximum combined effective federal and Pennsylvania personal income tax rate of 37.00%, based on the federal income tax rate of 35.00%.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/09.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report.

(8.) Source: (C) 2009 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               92 | Annual Report

Your Fund's Expenses

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 93

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 9/1/08      VALUE 2/28/09   PERIOD* 9/1/08-2/28/09
                                           -----------------   --------------   ----------------------
CLASS A
Actual                                           $1,000           $  978.60              $3.24
Hypothetical (5% return before expenses)         $1,000           $1,021.52              $3.31
CLASS B
Actual                                           $1,000           $  976.00              $5.93
Hypothetical (5% return before expenses)         $1,000           $1,018.79              $6.06
CLASS C
Actual                                           $1,000           $  976.10              $5.93
Hypothetical (5% return before expenses)         $1,000           $1,018.79              $6.06

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.66%; B: 1.21%; and C: 1.21%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               94 | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN ARIZONA TAX-FREE INCOME FUND

                                                                  YEAR ENDED FEBRUARY 28,
                                                   ----------------------------------------------------
CLASS A                                              2009      2008(a)     2007       2006       2005
-------                                            --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  10.30   $  11.16   $  11.09   $  11.21   $  11.21
                                                   --------   --------   --------   --------   --------
Income from investment operations(b):
   Net investment income(c) ....................       0.47       0.47       0.48       0.48       0.50
   Net realized and unrealized gains (losses) ..      (0.12)     (0.86)      0.06      (0.12)     (0.01)
                                                   --------   --------   --------   --------   --------
Total from investment operations ...............       0.35      (0.39)      0.54       0.36       0.49
                                                   --------   --------   --------   --------   --------
Less distributions from net investment income ..      (0.47)     (0.47)     (0.47)     (0.48)     (0.49)
                                                   --------   --------   --------   --------   --------
Redemption fees(d, e) ..........................         --         --         --         --         --
                                                   --------   --------   --------   --------   --------
Net asset value, end of year ...................   $  10.18   $  10.30   $  11.16   $  11.09   $  11.21
                                                   ========   ========   ========   ========   ========
Total return(f) ................................       3.42%     (3.62)%     5.05%      3.25%      4.61%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................       0.62%      0.63%      0.63%      0.63%      0.63%
Net investment income ..........................       4.61%      4.29%      4.32%      4.34%      4.52%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $920,248   $914,411   $928,840   $885,864   $852,608
Portfolio turnover rate ........................      21.01%     16.53%      6.56%     33.22%     27.99%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 95

Franklin Tax-Free Trust

FRANKLIN ARIZONA TAX-FREE INCOME FUND

                                                                  YEAR ENDED FEBRUARY 28,
                                                   ----------------------------------------------------
CLASS B                                              2009      2008(a)     2007       2006       2005
-------                                            --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  10.36   $  11.22   $  11.15   $  11.27   $  11.26
                                                   --------   --------   --------   --------   --------
Income from investment operations(b):
   Net investment income(c) ....................       0.42       0.41       0.42       0.43       0.44
   Net realized and unrealized gains (losses) ..      (0.13)     (0.86)      0.06      (0.13)        --(d)
                                                   --------   --------   --------   --------   --------
Total from investment operations ...............       0.29      (0.45)      0.48       0.30       0.44
                                                   --------   --------   --------   --------   --------
Less distributions from net investment income ..      (0.41)     (0.41)     (0.41)     (0.42)     (0.43)
                                                   --------   --------   --------   --------   --------
Redemption fees(d, e) ..........................         --         --         --         --         --
                                                   --------   --------   --------   --------   --------
Net asset value, end of year ...................   $  10.24   $  10.36   $  11.22   $  11.15   $  11.27
                                                   ========   ========   ========   ========   ========
Total return(f) ................................       2.84%     (4.12)%     4.45%      2.68%      4.09%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................       1.17%      1.18%      1.17%      1.18%      1.18%
Net investment income ..........................       4.06%      3.74%      3.78%      3.79%      3.97%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $ 14,276   $ 17,854   $ 21,061   $ 22,315   $ 23,753
Portfolio turnover rate ........................      21.01%     16.53%      6.56%     33.22%     27.99%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               96 | Annual Report

Franklin Tax-Free Trust

FRANKLIN ARIZONA TAX-FREE INCOME FUND

                                                                  YEAR ENDED FEBRUARY 28,
                                                   ----------------------------------------------------
CLASS C                                              2009      2008(a)     2007       2006       2005
-------                                            --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  10.41   $  11.27   $  11.20   $  11.32   $  11.31
                                                   --------   --------   --------   --------   --------
Income from investment operations(b):
   Net investment income(c) ....................       0.42       0.41       0.42       0.43       0.44
   Net realized and unrealized gains (losses) ..      (0.13)     (0.86)      0.06      (0.13)        --(d)
                                                   --------   --------   --------   --------   --------
Total from investment operations ...............       0.29      (0.45)      0.48       0.30       0.44
                                                   --------   --------   --------   --------   --------
Less distributions from net investment income ..      (0.41)     (0.41)     (0.41)     (0.42)     (0.43)
                                                   --------   --------   --------   --------   --------
Redemption fees(d, e) ..........................         --         --         --         --         --
                                                   --------   --------   --------   --------   --------
Net asset value, end of year ...................   $  10.29   $  10.41   $  11.27   $  11.20   $  11.32
                                                   ========   ========   ========   ========   ========
Total return(f) ................................       2.82%     (4.11)%     4.42%      2.66%      4.09%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................       1.17%      1.18%      1.18%      1.18%      1.18%
Net investment income ..........................       4.06%      3.74%      3.77%      3.79%      3.97%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $ 78,805   $ 64,441   $ 58,386   $ 51,071   $ 44,055
Portfolio turnover rate ........................      21.01%     16.53%      6.56%     33.22%     27.99%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 97

Franklin Tax-Free Trust

FRANKLIN ARIZONA TAX-FREE INCOME FUND

                                                                    PERIOD ENDED
                                                                    FEBRUARY 28,
ADVISOR CLASS                                                          2009(a)
-------------                                                       ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............................     $10.64
                                                                      ------
Income from investment operations(b):
   Net investment income(c) .....................................       0.33
   Net realized and unrealized gains (losses) ...................      (0.47)
                                                                      ------
Total from investment operations ................................      (0.14)
                                                                      ------
Less distributions from net investment income ...................      (0.32)
                                                                      ------
Redemption fees(d, e) ...........................................         --
                                                                      ------
Net asset value, end of period ..................................     $10.18
                                                                      ======
Total return(f) .................................................      (1.28)%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses ........................................................       0.52%
Net investment income ...........................................       4.71%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............................     $    5
Portfolio turnover rate .........................................      21.01%

(a)  For the period July 1, 2008 (effective date) to February 28, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f)  Total return is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               98 | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2009

FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT        VALUE
-------------------------------------                                                     ----------------   --------------
MUNICIPAL BONDS 99.1%
ARIZONA 84.3%
       Arizona Health Facilities Authority Hospital System Revenue,
          John C. Lincoln Health Network, Pre-Refunded, 5.75%, 12/01/32 ...............   $      3,280,000   $    3,745,236
          Phoenix Baptist Hospital, MBIA Insured, ETM, 6.25%, 9/01/11 .................            785,000          816,816
       Arizona Health Facilities Authority Revenue,
          Banner Health, Refunding, Series D, BHAC Insured, 5.50%, 1/01/38 ............         15,000,000       15,050,700
          Banner Health, Series A, 5.00%, 1/01/35 .....................................         10,000,000        8,700,100
          Banner Health, Series D, 5.50%, 1/01/38 .....................................         17,500,000       16,219,000
          Catholic Healthcare West, Series A, 6.625%, 7/01/20 .........................          6,390,000        6,932,000
          Arizona School Facilities Board COP, 5.50%, 9/01/23 .........................         10,000,000       10,466,500
       Arizona State Board of Regents COP, University of Arizona Main Campus,
          Series A-1,
          AMBAC Insured, Pre-Refunded, 5.125%, 6/01/25 ................................          2,000,000        2,173,080
       Arizona State Board of Regents University System Revenue, Series C, 6.00%,
             7/01/26 ..................................................................          2,500,000        2,746,875
             7/01/27 ..................................................................          3,000,000        3,274,920
             7/01/28 ..................................................................          3,350,000        3,633,376
       Arizona State Municipal Financing Program COP, Refunding, Series 14,
          AMBAC Insured,
             5.00%, 8/01/33 ...........................................................          1,000,000          973,830
       Arizona State University COP,
          Arizona State University Project, Series 2002, MBIA Insured, Pre-Refunded,
             5.10%,
             7/01/24 ..................................................................          1,875,000        2,087,288
       Arizona State University Project, Series 2002, MBIA Insured, Pre-Refunded,
          5.10%,
             7/01/25 ..................................................................          2,640,000        2,938,901
          Downtown Campus/Mercado Project, Series A, MBIA Insured, 5.80%, 7/01/24 .....          1,350,000        1,350,176
          Research Infrastructure Projects, AMBAC Insured, 5.00%, 9/01/30 .............         17,250,000       16,698,172
       Arizona State University Revenues,
          FGIC Insured, 5.00%, 7/01/23 ................................................          2,890,000        2,946,500
          FGIC Insured, 5.00%, 7/01/25 ................................................          2,250,000        2,275,920
          System, FGIC Insured, Pre-Refunded, 5.875%, 7/01/25 .........................          1,000,000        1,027,510
          System, Refunding, AMBAC Insured, 5.00%, 7/01/27 ............................          1,895,000        1,879,158
       Arizona Student Loan Acquisition Authority Student Loan Revenue,
          junior sub., Refunding, Series B-1, 6.15%, 5/01/29 ..........................          1,000,000          882,560
          Refunding, Senior Series A-1, 5.90%, 5/01/24 ................................          1,500,000        1,384,770
       Arizona Tourism and Sports Authority Tax Revenue, Multipurpose Stadium Facility,
          Series A,
          MBIA Insured, 5.00%, 7/01/28 ................................................          7,000,000        6,905,640
       Douglas Community Housing Corp. MFR, Rancho La Perilla, Series A, GNMA Secured,
          6.125%, 7/20/41 .............................................................          2,230,000        2,258,187
       Downtown Phoenix Hotel Corp. Revenue,
             Senior Series A, FGIC Insured, 5.00%, 7/01/40 ............................         26,485,000       18,658,947
             sub. bond, Series B, FGIC Insured, 5.00%, 7/01/36 ........................         18,995,000       16,387,746
             sub. bond, Series B, FGIC Insured, 5.00%, 7/01/40 ........................         12,845,000       10,967,446
       Gilbert Water Resource Municipal Property Corp. Water System Development Fee
          Water
          Revenue, sub. lien, MBIA Insured, 5.00%, 10/01/29 ...........................         25,000,000       23,975,500
       Glendale IDA Hospital Revenue, John C. Lincoln Health, Refunding,
             5.00%, 12/01/32 ..........................................................          4,025,000        2,998,424
             5.00%, 12/01/42 ..........................................................         12,870,000        9,089,824
             Series B, 5.00%, 12/01/37 ................................................          3,000,000        2,169,270
       Glendale IDAR, Midwestern University, Refunding, 5.00%, 5/15/31 ................          7,080,000        6,230,400


                               Annual Report | 99

Franklin Tax-Free Trust

FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT        VALUE
-------------------------------------                                                     ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
ARIZONA (CONTINUED)
       Glendale Municipal Property Corp. Excise Tax Revenue, Series A, AMBAC
       Insured, 5.00%,
          7/01/33 .....................................................................   $      1,000,000   $      987,450
       Glendale Water and Sewer Revenue, sub. lien, AMBAC Insured, 5.00%, 7/01/23 .....          2,000,000        2,045,880
       Glendale Western Loop 101 Public Facilities Corp. Excise Tax Revenue,
       third lien, Series A,
          6.25%, 7/01/38 ..............................................................         10,000,000       10,148,300
       Goodyear Community Facilities Utilities District No. 1 GO, AMBAC Insured, 5.00%,
          7/15/32 .....................................................................          8,945,000        8,633,714
       Greater Arizona Development Authority Infrastructure Revenue,
             Series A, MBIA Insured, 5.00%, 8/01/26 ...................................          4,425,000        4,446,461
             Series B, MBIA Insured, 5.00%, 8/01/35 ...................................          9,090,000        8,556,781
       Marana Municipal Property Corp. Municipal Facilities Revenue,
             Refunding, MBIA Insured, 5.25%, 7/01/22 ..................................          1,100,000        1,109,680
             Series A, 5.00%, 7/01/28 .................................................          3,000,000        2,916,480
       Maricopa County Hospital Revenue, Sun Health Corp., Pre-Refunded, 5.00%,
          4/01/35 .....................................................................         12,090,000       12,937,993
       Maricopa County IDA, MFHR,
             Senior National Health Facilities II, Project A, FSA Insured, ETM, 5.50%,
                1/01/18 ...............................................................          2,000,000        2,292,840
             Villas de Merced Apartment Project, Series A, GNMA Secured, 5.50%,
                12/20/37 ..............................................................            570,000          543,848
             Western Groves Apartments, Series A-1, AMBAC Insured, 5.30%, 12/01/22 ....          1,650,000        1,526,630
       Maricopa County IDA Health Facility Revenue,
             Catholic Healthcare West, Refunding, Series A, 5.375%, 7/01/23 ...........          7,000,000        6,544,090
             Catholic Healthcare West, Refunding, Series A, 5.50%, 7/01/26 ............         13,950,000       12,756,717
             Catholic Healthcare West Project, Refunding, Series A, 5.00%, 7/01/16 ....          8,635,000        8,653,047
             Catholic Healthcare West Project, Refunding, Series A, ACA Insured, 5.00%,
                7/01/16 ...............................................................          1,520,000        1,523,177
             Catholic Healthcare West Project, Refunding, Series A, ACA Insured, 5.00%,
                7/01/21 ...............................................................          9,600,000        9,106,176
             Mayo Clinic, 5.00%, 11/15/36 .............................................         25,750,000       22,719,997
       Maricopa County IDA Hospital Facility Revenue,
             Mayo Clinic Hospital, 5.25%, 11/15/37 ....................................         16,000,000       14,724,320
             Mayo Clinic Hospital, AMBAC Insured, 5.25%, 11/15/37 .....................          3,000,000        2,733,000
             Samaritan Health Services, Series A, MBIA Insured, ETM, 7.00%, 12/01/16 ..          1,890,000        2,351,103
       Maricopa County IDA Senior Living Healthcare Revenue, Immanuel Care, Refunding,
          Series A,
          GNMA Secured, 5.00%, 8/20/35 ................................................          1,725,000        1,471,028
       Maricopa County PCC, PCR, Public Service Co. Palo Verde Project, Series A,
          AMBAC Insured,
          5.05%, 5/01/29 ..............................................................         11,500,000        8,998,405
       Maricopa County USD No. 89 Dysart GO, School Improvement, Project 06, Series B,
          FSA Insured, 5.00%, 7/01/27 .................................................          5,015,000        5,079,393
       McAllister Academic Village LLC Revenue, Arizona State University Hassayampa,
          Refunding,
             5.25%, 7/01/33 ...........................................................          5,000,000        5,010,600
             5.00%, 7/01/38 ...........................................................          5,000,000        4,784,800
             Assured Guaranty, 5.25%, 7/01/33 .........................................          2,525,000        2,500,836
             Assured Guaranty, 5.00%, 7/01/38 .........................................          3,825,000        3,611,488
       Mesa Utility System Revenue,
             MBIA Insured, Pre-Refunded, 5.00%, 7/01/26 ...............................         10,000,000       11,394,000
             Refunding, Second Series, FGIC Insured, 4.50%, 7/01/28 ...................          2,500,000        2,387,875
       Navajo County School District GO, School Improvement, Project 2008, Assured
          Guaranty,
          5.50%, 7/01/28 ..............................................................          1,045,000        1,052,284
       Nogales Municipal Development Authority Inc. GO, MBIA Insured, 5.00%, 6/01/36 ..          6,075,000        5,017,403


                                        100 | Annual Report

Franklin Tax-Free Trust

FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT        VALUE
-------------------------------------                                                     ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
ARIZONA (CONTINUED)
       Northern Arizona University COP, Northern Arizona University Research Projects,
          AMBAC Insured, 5.00%,
             9/01/27 ..................................................................   $      2,355,000   $    2,256,302
             9/01/30 ..................................................................          6,360,000        5,633,434
       Northern Arizona University System Revenues,
             5.00%, 6/01/38 ...........................................................          5,000,000        4,510,800
             AMBAC Insured, 5.00%, 6/01/32 ............................................          7,380,000        6,687,756
       Peoria Water and Sewer Revenue, FGIC Insured, 5.00%, 7/01/19 ...................          1,300,000        1,304,277
       Phoenix Civic Improvement Corp. Airport Revenue, senior lien,
             Series A, 5.00%, 7/01/38 .................................................         10,000,000        9,700,000
             Series B, FGIC Insured, 5.25%, 7/01/22 ...................................          3,000,000        2,896,620
             Series B, FGIC Insured, 5.25%, 7/01/23 ...................................          5,000,000        4,767,200
             Series B, FGIC Insured, 5.25%, 7/01/27 ...................................         15,250,000       13,674,370
       Phoenix Civic Improvement Corp. Distribution Revenue, Capital Appreciation,
          Civic Plaza,
          Series B, FGIC Insured, zero cpn. to 7/01/13, 5.50% thereafter,
             7/01/27 ..................................................................          3,945,000        3,190,045
             7/01/28 ..................................................................          2,000,000        1,595,340
             7/01/29 ..................................................................          2,000,000        1,579,340
             7/01/36 ..................................................................          5,000,000        3,718,900
             7/01/37 ..................................................................          7,000,000        5,201,490
       Phoenix Civic Improvement Corp. Excise Tax Revenue,
             Adams Street Garage Project, senior lien, Series B, Pre-Refunded, 5.35%,
                7/01/24 ...............................................................          2,985,000        3,061,535
             Subordinated, Civic Plaza Expansion Project, Series A, FGIC Insured,
             5.00%, 7/01/41 ...........................................................          5,000,000        4,866,800
             Subordinated, Civic Plaza Expansion Project, Series A, MBIA Insured,
             5.00%, 7/01/35 ...........................................................          9,550,000        9,384,594
       Phoenix Civic Improvement Corp. Wastewater System Revenue,
             junior lien, FGIC Insured, Pre-Refunded, 6.00%, 7/01/19 ..................          3,000,000        3,229,830
             junior lien, FGIC Insured, Pre-Refunded, 6.00%, 7/01/20 ..................          3,670,000        3,951,159
             junior lien, FGIC Insured, Pre-Refunded, 6.00%, 7/01/24 ..................         24,715,000       26,608,416
             junior lien, MBIA Insured, 5.00%, 7/01/28 ................................          2,000,000        2,017,540
             junior lien, MBIA Insured, 5.00%, 7/01/29 ................................          3,405,000        3,423,727
             junior lien, Refunding, FGIC Insured, 5.00%, 7/01/20 .....................          9,710,000        9,964,305
             junior lien, Refunding, FGIC Insured, 5.125%, 7/01/21 ....................         10,000,000       10,291,700
             junior lien, Refunding, FGIC Insured, 5.00%, 7/01/24 .....................          7,050,000        7,135,869
             junior lien, Refunding, FSA Insured, 5.00%, 7/01/37 ......................         22,515,000       21,817,260
             senior lien, Refunding, 5.50%, 7/01/24 ...................................          2,500,000        2,736,350
       Phoenix Civic Improvement Corp. Water System Revenue, junior lien,
          Refunding, FGIC Insured,
          5.00%, 7/01/26 ..............................................................          3,250,000        3,278,470
       Phoenix GO, Various Purpose, Series B, 5.00%, 7/01/27 ..........................          8,360,000        8,809,099
          Phoenix HFC Mortgage Revenue, Section 8 Project, Refunding, Series A, MBIA
          Insured,
          6.90%, 1/01/23 ..............................................................          1,065,000        1,068,770
       Phoenix IDA Government Office Lease Revenue,
             Capitol Mall LLC Project, AMBAC Insured, Pre-Refunded, 5.50%, 9/15/27 ....         22,300,000       23,830,895
             Capitol Mall LLC Project, Refunding, AMBAC Insured, 5.00%, 9/15/26 .......          3,445,000        3,343,166
             Capitol Mall LLC Project, Refunding, AMBAC Insured, 5.00%, 9/15/27 .......          4,615,000        4,421,262
             Capitol Mall LLC II Project, AMBAC Insured, 5.00%, 9/15/21 ...............          4,300,000        4,323,908
             Capitol Mall LLC II Project, AMBAC Insured, 5.00%, 9/15/28 ...............          4,000,000        3,657,480


                               Annual Report | 101

Franklin Tax-Free Trust

FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT        VALUE
-------------------------------------                                                     ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
ARIZONA (CONTINUED)
       Phoenix IDA Student Housing Revenue, Downtown Phoenix Student Housing LLC,
             Series A, AMBAC Insured, 5.00%, 7/01/37 ..................................   $     18,400,000   $   17,337,032
             Series C, AMBAC Insured, 5.00%, 7/01/37 ..................................         10,000,000        9,422,300
       Phoenix Municipal Housing Revenue, Fillmore Gardens Project, Refunding, 6.30%,
          6/01/09 .....................................................................            135,000          136,146
       Pima County IDA, SFMR, Series B-1, GNMA Secured, 6.10%, 5/01/31 ................             30,000           30,092
       Pima County IDA Lease Revenue, Pima County Arizona, 5.00%, 9/01/39 .............         15,000,000       13,409,100
       Pinal County Electric District No. 4 Electric System Revenue, 6.00%,
             12/01/23 .................................................................            525,000          475,241
             12/01/28 .................................................................            740,000          619,225
             12/01/38 .................................................................          1,150,000          898,403
   (a) Rio Nuevo Multipurpose Facilities District Excise Tax Revenue, sub.
          lien, Assured Guaranty,
          6.50%, 7/15/24 ..............................................................          4,220,000        4,570,218
       Salt River Project Agricultural Improvement and Power District Electric
          System Revenue, Salt River Project,
             Refunding, Series A, 5.00%, 1/01/23 ......................................          6,000,000        6,189,060
             Series A, 5.00%, 1/01/37 .................................................         16,000,000       15,809,280
             Series A, 5.00%, 1/01/39 .................................................         25,000,000       24,655,000
       Salt Verde Financial Corp. Senior Gas Revenue, 5.00%,
             12/01/32 .................................................................         10,000,000        6,621,200
             12/01/37 .................................................................         10,000,000        6,452,200
       San Luis Civic Improvement Corp. Municipal Facilities Excise Tax Revenue,
          XLCA Insured,
          5.00%, 7/01/38 ..............................................................          8,650,000        7,553,353
       Scottsdale GO, Refunding, 5.00%, 7/01/22 .......................................          3,000,000        3,113,520
       Scottsdale IDA Hospital Revenue, Scottsdale Healthcare,
             Pre-Refunded, 5.70%, 12/01/21 ............................................          2,000,000        2,235,320
             Pre-Refunded, 5.80%, 12/01/31 ............................................         14,865,000       16,653,705
             Refunding, Series A, 5.25%, 9/01/30 ......................................          5,000,000        4,152,000
       Scottsdale Municipal Property Corp. Excise Tax Revenue, Pre-Refunded,
          5.00%, 7/01/24 ..............................................................          5,000,000        5,710,500
       Show Low IDA Hospital Revenue, Navapache Regional Medical Center, Radian
          Insured, 5.00%,
             12/01/25 .................................................................          1,420,000        1,066,818
             12/01/30 .................................................................          5,160,000        3,571,907
             12/01/35 .................................................................          2,000,000        1,332,220
       Southern Arizona Capital Facilities Finance Corp. Student Housing Revenue,
          University of Arizona Project, MBIA Insured, Pre-Refunded, 5.10%, 9/01/33 ...          3,000,000        3,367,140
       Tempe Arizona IDA Lease Revenue, State University Foundation, AMBAC
          Insured, 5.00%,
             7/01/28 ..................................................................          4,275,000        4,186,550
             7/01/34 ..................................................................         11,510,000       10,923,335
       Tolleson IDA, MFR, Copper Cove Project, Series A, GNMA Secured,
             5.40%, 11/20/22 ..........................................................          1,090,000        1,096,289
             5.45%, 11/20/32 ..........................................................          1,285,000        1,230,516
       Tucson Airport Authority Inc. Revenue, sub. lien, AMBAC Insured,
          5.35%, 6/01/31 ..............................................................         10,000,000        8,512,300
       Tucson IDA Lease Revenue, University of Arizona/Marshall Foundation, Series A,
          AMBAC Insured, 5.00%, 7/15/32 ...............................................          1,000,000          856,510


                               102 | Annual Report

Franklin Tax-Free Trust

FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT        VALUE
-------------------------------------                                                     ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
ARIZONA (CONTINUED)
       Tucson Water Revenue, Series D, FGIC Insured, Pre-Refunded, 5.25%, 7/01/23 .....   $      3,000,000   $    3,046,500
       University Medical Center Corp. Revenue, 5.00%, 7/01/35 ........................          7,000,000        5,346,670
       University of Arizona COP,
          Parking and Student Housing, AMBAC Insured, Pre-Refunded, 5.75%, 6/01/24 ....          1,115,000        1,128,369
          University of Arizona Projects, Series B, AMBAC Insured, 5.00%, 6/01/26 .....          7,070,000        6,695,997
          University of Arizona Projects, Series B, AMBAC Insured, 5.00%, 6/01/28 .....          7,000,000        6,392,470
          University of Arizona Projects, Series B, AMBAC Insured, 5.00%, 6/01/31 .....          5,565,000        4,922,076
          University of Arizona Projects, Series B, AMBAC Insured, Pre-Refunded,
             5.125%, 6/01/22 ..........................................................          2,250,000        2,488,995
       Yavapai County IDA Hospital Facility Revenue, Yavapai Regional Medical Center,
          Series A, 6.00%, 8/01/33 ....................................................          2,000,000        1,531,880
          Series B, 5.625%, 8/01/33 ...................................................          2,315,000        1,682,496
          Series B, 5.625%, 8/01/37 ...................................................         12,435,000        8,844,518
       Yavapai County USD No. 28 Camp Verde GO, Refunding, FGIC Insured,
         6.00%, 7/01/09 ...............................................................         75,000           75,959
       Yuma IDA Hospital Revenue, Yuma Regional Medical Center, FSA Insured,
          Pre-Refunded,
          5.50%, 8/01/21 ..............................................................          2,015,000        2,214,243
       Yuma Municipal Property Corp. Revenue, Municipal Facilities, AMBAC
          Insured, 5.00%,
          7/01/25 .....................................................................          3,100,000        3,114,787
                                                                                                             --------------
                                                                                                                854,020,017
                                                                                                             --------------
U.S. TERRITORIES 14.8%
PUERTO RICO 14.4%
       Children's Trust Fund Puerto Rico Tobacco Settlement Revenue,
          Asset-Backed Bonds,
          Refunding, 5.50%, 5/15/39 ...................................................          5,000,000        3,395,500
       Puerto Rico Commonwealth GO,
             Public Improvement, Series A, 5.375%, 7/01/28 ............................          3,355,000        2,932,639
             Series A, 5.25%, 7/01/37 .................................................         10,000,000        8,154,600
       Puerto Rico Commonwealth Highway and Transportation Authority
          Transportation Revenue,
             Series B, Pre-Refunded, 6.00%, 7/01/39 ...................................         19,250,000       20,618,290
             Series D, Pre-Refunded, 5.375%, 7/01/36 ..................................          5,000,000        5,541,800
       Puerto Rico Industrial Tourist Educational Medical and Environmental
          Control Facilities Financing Authority Hospital Revenue,
             Dr. Pila Hospital Project, Refunding, FHA Insured, 5.875%, 8/01/12 .......          4,440,000        4,453,808
             Hospital Auxilio Mutuo Obligation Group Project, Series A, MBIA Insured,
             6.25%, 7/01/24 ...........................................................          2,790,000        2,789,805
       Puerto Rico PBA Guaranteed Revenue, Government Facilities,
          Refunding, Series D, 5.375%, 7/01/33 ........................................          8,190,000        6,922,597
          Series D, Pre-Refunded, 5.375%, 7/01/33 .....................................         21,810,000       24,062,101
          Series I, 5.00%, 7/01/36 ....................................................          7,000,000        5,505,010
          Series I, Pre-Refunded, 5.375%, 7/01/34 .....................................         40,000,000       44,934,800
       Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E,
          Pre-Refunded, 5.50%, 8/01/29 ................................................         15,000,000       16,525,050
                                                                                                             --------------
                                                                                                                145,836,000
                                                                                                             --------------


                               Annual Report | 103

Franklin Tax-Free Trust

FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT        VALUE
-------------------------------------                                                     ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
U.S. TERRITORIES (CONTINUED)
VIRGIN ISLANDS 0.4%
       Virgin Islands PFAR, Virgin Islands Matching Fund Loan Notes, senior lien,
          Refunding,
          Series A, 5.50%, 10/01/13....................................................   $      2,500,000   $    2,480,975
       Virgin Islands Water and Power Authority Water System Revenue,
          Refunding, 5.50%,
          7/01/17......................................................................          1,500,000        1,460,835
                                                                                                             --------------
                                                                                                                  3,941,810
                                                                                                             --------------
       TOTAL U.S. TERRITORIES..........................................................                         149,777,810
                                                                                                             --------------
       TOTAL INVESTMENTS (COST $1,052,440,087) 99.1%...................................                       1,003,797,827
                                                                                                             --------------
       OTHER ASSETS, LESS LIABILITIES 0.9%.............................................                           9,537,068
                                                                                                             --------------
       NET ASSETS 100.0%...............................................................                      $1,013,334,895
                                                                                                             ==============

See Abbreviations on page 238.

(a)  Security purchased on a delayed delivery basis. See Note 1(b).

   The accompanying notes are an integral part of these financial statements.


                               104 | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN COLORADO TAX-FREE INCOME FUND

                                                                  YEAR ENDED FEBRUARY 28,
                                                   -----------------------------------------------------
CLASS A                                              2009      2008(a)      2007       2006       2005
-------                                            --------   --------    --------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  11.14   $  12.10    $  12.03   $  12.04   $  12.19
                                                   --------   --------    --------   --------   --------
Income from investment operations(b):
   Net investment income(c) ....................       0.51       0.51        0.51       0.53       0.54
   Net realized and unrealized gains (losses) ..      (0.35)     (0.97)       0.08      (0.01)     (0.15)
                                                   --------   --------    --------   --------   --------
Total from investment operations ...............       0.16      (0.46)       0.59       0.52       0.39
                                                   --------   --------    --------   --------   --------
Less distributions from net investment income ..      (0.51)     (0.50)      (0.52)     (0.53)     (0.54)
                                                   --------   --------    --------   --------   --------
Redemption fees(d, e) ..........................         --         --          --         --         --
                                                   --------   --------    --------   --------   --------
Net asset value, end of year ...................   $  10.79   $  11.14    $  12.10   $  12.03   $  12.04
                                                   ========   ========    ========   ========   ========
Total return(f) ................................       1.43%     (3.94)%      5.04%      4.41%      3.39%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................       0.66%      0.67%       0.68%      0.69%      0.69%
Net investment income ..........................       4.62%      4.27%       4.31%      4.40%      4.52%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $465,136   $444,475    $426,482   $382,608   $346,589
Portfolio turnover rate ........................      11.01%     22.57%      15.20%     23.19%     30.06%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 105

Franklin Tax-Free Trust

FRANKLIN COLORADO TAX-FREE INCOME FUND

                                                               YEAR ENDED FEBRUARY 28,
                                                   ------------------------------------------------
CLASS C                                              2009    2008(a)      2007      2006      2005
-------                                            -------   -------    -------   -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $ 11.22   $ 12.19    $ 12.12   $ 12.13   $ 12.27
                                                   -------   -------    -------   -------   -------
Income from investment operations(b):
   Net investment income(c) ....................      0.46      0.44       0.45      0.47      0.48
   Net realized and unrealized gains (losses) ..     (0.35)    (0.97)      0.07     (0.01)    (0.14)
                                                   -------   -------    -------   -------   -------
Total from investment operations ...............      0.11     (0.53)      0.52      0.46      0.34
                                                   -------   -------    -------   -------   -------
Less distributions from net investment income ..     (0.45)    (0.44)     (0.45)    (0.47)    (0.48)
                                                   -------   -------    -------   -------   -------
Redemption fees(d, e) ..........................        --        --         --        --        --
                                                   -------   -------    -------   -------   -------
Net asset value, end of year ...................   $ 10.88   $ 11.22    $ 12.19   $ 12.12   $ 12.13
                                                   =======   =======    =======   =======   =======
Total return(f) ................................      0.94%    (4.52)%     4.43%     3.81%     2.88%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................      1.21%     1.22%      1.23%     1.24%     1.24%
Net investment income ..........................      4.07%     3.72%      3.76%     3.85%     3.97%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $69,302   $56,146    $50,938   $43,676   $40,875
Portfolio turnover rate ........................     11.01%    22.57%     15.20%    23.19%    30.06%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               106 | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2009

FRANKLIN COLORADO TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT        VALUE
--------------------------------------                                                    ----------------   --------------
MUNICIPAL BONDS 98.0%
COLORADO 94.8%
       Adams County Revenue, Platte Valley Medical Center, Refunding, MBIA Insured,
          5.00%, 2/01/31 ..............................................................   $     10,000,000   $    8,684,700
   (a) Adams State College Auxiliary Facilities Revenue, Improvement, Series A,
          5.50%, 5/15/34 ..............................................................          2,000,000        2,031,020
       Arapahoe County Water and Wastewater GO, Refunding, Series A, MBIA Insured,
          5.125%, 12/01/32 ............................................................         15,000,000       14,088,000
       Arkansas River Power Authority Power Revenue, Improvement, XLCA Insured,
             5.25%, 10/01/32 ..........................................................          1,690,000        1,222,124
             5.25%, 10/01/40 ..........................................................          8,200,000        5,715,236
             5.00%, 10/01/43 ..........................................................         10,000,000        6,579,400
       Arvada IDR, Wanco Inc. Project, 5.80%, 12/01/17 ................................            480,000          452,659
       Aurora COP, AMBAC Insured, Pre-Refunded, 5.50%, 12/01/30 .......................          4,935,000        5,311,146
       Aurora Hospital Revenue, The Children's Hospital Association Project, Series
          D, FSA Insured, 5.00%, 12/01/33 .............................................         11,000,000       10,231,870
       Aurora Water Improvement Revenue, first lien, Series A, AMBAC Insured, 5.00%,
             8/01/36 ..................................................................          8,880,000        8,546,378
             8/01/39 ..................................................................         23,000,000       22,062,750
       Boulder County Development Revenue, University Corp. for Atmospheric
          Research, MBIA Insured, 5.00%, 9/01/33 ......................................          1,500,000        1,345,590
       Boulder Larimer and Weld Counties Vrain Valley School District RE-1J GO,
          5.00%, 12/15/33 .............................................................          5,000,000        4,902,150
       Bowles Metropolitan District GO, Refunding, FSA Insured, 5.00%, 12/01/33 .......          2,500,000        2,457,975
       Broadlands Metropolitan District No. 2 GO, Refunding, MBIA Insured, 5.25%,
          12/01/34 ....................................................................          8,655,000        8,718,181
       Broomfield COP,
             Master Facilities Lease Purchase, AMBAC Insured, 5.625%, 12/01/22 ........          1,535,000        1,554,065
             Refunding, AMBAC Insured, 6.00%, 12/01/29 ................................          2,000,000        2,023,240
       Broomfield Sales and Use Tax Revenue, Refunding and Improvement, Series A,
          AMBAC Insured, 5.00%, 12/01/27 ..............................................         10,000,000        9,668,600
       Broomfield Sewer Activity Enterprise Sewer and Wastewater Revenue, AMBAC
          Insured, 5.00%, 12/01/31 ....................................................          7,500,000        7,081,050
       Colorado Board of Governors University Enterprise System Revenue, Series A,
          FGIC Insured, 5.00%, 3/01/37 ................................................         13,000,000       12,094,420
       Colorado Department of Transportation COP, MBIA Insured, 5.00%, 6/15/34 ........          6,915,000        6,581,144
       Colorado Educational and Cultural Facilities Authority Revenue,
             James Irwin Charter School, Refunding and Improvement, CIFG Insured,
                5.00%, 8/01/37 ........................................................          6,060,000        5,387,825
             Student Housing, Campus Village Apartments, Refunding, 5.50%, 6/01/38 ....          9,000,000        6,894,720
             Student Housing, University of Colorado Foundation Project, AMBAC Insured,
                Pre-Refunded, 5.00%, 7/01/27 ..........................................          6,545,000        7,186,737
             Student Housing, University of Colorado Foundation Project, AMBAC Insured,
                Pre-Refunded, 5.00%, 7/01/32 ..........................................         10,005,000       10,985,990
       Colorado Health Facilities Authority Revenue,
             Catholic Health Initiatives, Series D, 6.125%, 10/01/28 ..................          2,500,000        2,631,500
             Catholic Health Initiatives, Series D, 6.25%, 10/01/33 ...................          2,000,000        2,066,380
             Evangelical Lutheran Project, 5.25%, 6/01/31 .............................          4,000,000        3,035,720
             Evangelical Lutheran Project, Series A, 5.25%, 6/01/34 ...................          3,500,000        2,607,640
             Hospital, Longmont United Hospital Project, Refunding, Series B, Radian
                Insured, 5.00%, 12/01/25 ..............................................          3,050,000        2,363,293
             Hospital, Longmont United Hospital Project, Refunding, Series B, Radian
                Insured, 5.00%, 12/01/26 ..............................................          3,205,000        2,443,716


                               Annual Report | 107

Franklin Tax-Free Trust

FRANKLIN COLORADO TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT        VALUE
--------------------------------------                                                    ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
COLORADO (CONTINUED)
       Colorado Health Facilities Authority Revenue, (continued)
             Hospital, Longmont United Hospital Project, Refunding, Series B, Radian
                Insured, 5.00%, 12/01/27 ..............................................   $      3,365,000   $    2,525,163
             Hospital, Longmont United Hospital Project, Refunding, Series B, Radian
                Insured, 5.00%, 12/01/30 ..............................................          3,000,000        2,146,290
             Hospital, Refunding, Series A, FSA Insured, 5.20%, 3/01/31 ...............         10,000,000        9,016,700
             Kaiser Permanente, Series A, ETM, 5.35%, 11/01/16 ........................          8,000,000        8,111,600
             Portercare Adventist Health, Pre-Refunded, 6.625%, 11/15/26 ..............          2,500,000        2,864,975
             Portercare Adventist Health, Pre-Refunded, 6.50%, 11/15/31 ...............          5,500,000        6,284,850
             Valley View Hospital Assn., Refunding, 5.75%, 5/15/36 ....................          2,000,000        1,627,500
             Yampa Valley Medical Center Project, Refunding, 5.125%, 9/15/29 ..........          4,000,000        2,903,560
       Colorado HFAR,
             MF, Project II, Series A-2, 5.30%, 10/01/23 ..............................          1,645,000        1,653,439
             MF, Project II, Series A-2, 5.375%, 10/01/32 .............................          3,605,000        3,569,202
             MFH, Castle High, Series A, AMBAC Insured, 5.90%, 12/01/20 ...............          2,630,000        2,641,362
             MFH Insured Mortgage, Series A-2, FHA Insured, 6.00%, 10/01/28 ...........          1,000,000        1,000,110
             MFH Insured Mortgage, Series C-3, 6.05%, 10/01/32 ........................            475,000          476,558
       Colorado Springs Hospital Revenue,
             6.375%, 12/15/30 .........................................................          3,785,000        3,404,078
             FSA Insured, 5.00%, 12/15/32 .............................................         11,250,000       10,621,687
             Pre-Refunded, 6.375%, 12/15/30 ...........................................          3,715,000        4,084,085
       Colorado Springs Utilities Revenue, sub. lien, System Improvement, Series
          B, 5.00%, 11/15/33 ..........................................................          4,000,000        3,982,840
       Colorado State COP, University of Colorado Denver Health Sciences Center
          Fitzsimons Academic Facility Project, Series B, MBIA Insured, 5.00%,
          11/01/30 ....................................................................          5,000,000        4,915,250
       Colorado State Health Facilities Authority Revenue, Parkview Medical Center
          Inc. Project, Series A, 5.00%, 9/01/37 ......................................          8,000,000        5,800,320
       Colorado State Higher Education Capital Construction Lease Purchase
          Financing Program COP, 5.50%, 11/01/27 ......................................          7,275,000        7,499,797
       Colorado Water Resources and Power Development Authority Clean Water
          Revenue, Series A,
             6.15%, 9/01/11 ...........................................................            125,000          125,040
             6.30%, 9/01/14 ...........................................................             25,000           24,983
       Colorado Water Resources and Power Development Authority Small Water
          Resource Revenue, Series A, FGIC Insured,
             5.80%, 11/01/20 ..........................................................            800,000          820,760
             Pre-Refunded, 5.80%, 11/01/20 ............................................          1,200,000        1,294,068
       Colorado Water Resources and Power Development Authority Water Resources
          Revenue,
             Arapahoe County Water Improvement, Series E, MBIA Insured, 5.00%,
                12/01/35 ..............................................................         10,000,000        9,656,000
             East Cherry Creek Valley Water Sanitary District, MBIA Insured, 5.00%,
                11/15/30 ..............................................................          2,590,000        2,131,881
             Parker Water and Sanitary District, MBIA Insured, 5.00%, 9/01/30 .........          5,000,000        4,298,550
       Commerce City COP, AMBAC Insured, 5.00%, 12/15/37 ..............................         13,975,000       13,338,578
       Denver City and County Airport Revenue,
             Refunding, Series A, AMBAC Insured, 5.625%, 11/15/23 .....................          4,500,000        4,302,450
             Series B, Pre-Refunded, 5.50%, 11/15/33 ..................................          5,000,000        5,805,050
             Series D, 7.75%, 11/15/13 ................................................            740,000          807,414
       Denver City and County COP, Series B, AMBAC Insured, Pre-Refunded, 5.50%,
          12/01/25 ....................................................................          7,000,000        7,595,910
       Denver Convention Center Hotel Authority Revenue, Refunding, senior bond,
          XLCA Insured, 5.00%, 12/01/30 ...............................................         15,000,000       10,250,250


                               108 | Annual Report

Franklin Tax-Free Trust

FRANKLIN COLORADO TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT        VALUE
--------------------------------------                                                    ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
COLORADO (CONTINUED)
       Denver Health and Hospital Authority Healthcare Revenue,
             Refunding, Series A, 5.25%, 12/01/31 .....................................   $      9,250,000   $    7,168,380
             Series A, Pre-Refunded, 6.00%, 12/01/23 ..................................          1,000,000        1,113,250
             Series A, Pre-Refunded, 6.00%, 12/01/31 ..................................          5,400,000        6,011,550
             Series A, Pre-Refunded, 6.25%, 12/01/33 ..................................          3,250,000        3,889,568
       Dove Valley Metropolitan District Arapahoe County GO, Refunding, FSA
          Insured, 5.00%, 11/01/35 ....................................................          6,375,000        6,282,244
       E-470 Public Highway Authority Revenue,
             Capital Appreciation, Series A, MBIA Insured, zero cpn., 9/01/33 .........          3,000,000          371,220
             Capital Appreciation, Series B, MBIA Insured, zero cpn., 9/01/32 .........          7,800,000        1,055,028
             Capital Appreciation, Series B, MBIA Insured, zero cpn., 9/01/34 .........         14,075,000        1,596,527
             Senior Series A, MBIA Insured, Pre-Refunded, 5.75%, 9/01/29 ..............          4,575,000        4,868,349
             Senior Series A, MBIA Insured, Pre-Refunded, 5.75%, 9/01/35 ..............         10,825,000       11,517,475
       El Paso County Mortgage Revenue, Stetson Meadows, Series A, GNMA Secured,
          5.25%, 12/20/32 .............................................................          1,890,000        1,748,420
       El Paso County School District No. 38 GO, Pre-Refunded, 6.00%, 12/01/24 ........          1,500,000        1,631,325
       Erie Water Enterprise Revenue, Series A, FSA Insured, 5.00%, 12/01/32 ..........         10,000,000        9,675,300
       Fort Lewis College Board Trustees Enterprise Revenue, Series B-1, FGIC
          Insured, 5.00%, 10/01/37 ....................................................         12,830,000       11,037,906
       Garfield County Building Corp. COP, AMBAC Insured, Pre-Refunded, 5.75%,
          12/01/24 ....................................................................          1,000,000        1,045,920
       Gunnison Watershed School District No. RE-1J GO, 5.25%, 12/01/33 ...............          1,240,000        1,261,663
       La Junta Hospital Revenue, Ark Valley Regional Medical Center Project,
             5.75%, 4/01/14 ...........................................................          2,090,000        2,013,443
             6.00%, 4/01/19 ...........................................................          1,000,000          913,650
             6.10%, 4/01/24 ...........................................................          1,000,000          861,050
       Mesa State College Auxiliary Facilities Enterprise Revenue, 6.00%, 5/15/38 .....          7,000,000        7,387,170
       Mesa State College Enterprise Revenue, BHAC Insured, 5.125%, 5/15/37 ...........          5,765,000        5,777,971
       Northwest Parkway Public Highway Authority Revenue, Series A, AMBAC Insured,
          Pre-Refunded, 5.125%,
             6/15/26 ..................................................................          6,550,000        7,191,180
             6/15/31 ..................................................................          4,465,000        4,902,079
       Public Authority for Colorado Energy Natural Gas Purpose Revenue, 6.50%,
          11/15/38 ....................................................................          9,900,000        8,042,265
       Pueblo Board Waterworks Water Revenue, Series A, FSA Insured, Pre-Refunded,
          6.00%, 11/01/21 .............................................................          4,300,000        4,662,361
       Regional Transportation District Sales Tax Revenue, Fastracks Project,
             Refunding, Series A, FSA Insured, 4.50%, 11/01/35 ........................          5,000,000        4,381,800
             Series A, AMBAC Insured, 5.00%, 11/01/31 .................................         14,150,000       14,091,985
       Saddle Rock South Metropolitan District No. 4 GO, Refunding, FSA Insured,
          4.50%, 12/01/34 .............................................................          4,000,000        3,426,880
       Thornton Development Authority Tax Increment Revenue, North Washington
          Street Urban Renewal, MBIA Insured, 5.00%, 12/01/29 .........................          6,100,000        6,052,847
       Thornton Water Enterprise Revenue, MBIA Insured, 5.00%, 12/01/29 ...............          7,010,000        7,058,159
       University of Colorado COP, Series A, AMBAC Insured, Pre-Refunded, 5.00%,
          6/01/33 .....................................................................          3,570,000        3,987,940
       University of Colorado Enterprise System Revenue,
             Series A, 5.375%, 6/01/38 ................................................          3,000,000        3,064,920
             University of Colorado Regents, MBIA Insured, 5.00%, 6/01/32 .............          5,000,000        4,938,700


                               Annual Report | 109

Franklin Tax-Free Trust

FRANKLIN COLORADO TAX-FREE INCOME FUND                                                    PRINCIPAL AMOUNT        VALUE
--------------------------------------                                                    ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
COLORADO (CONTINUED)
       University of Colorado Hospital Authority Revenue, Series A,
             5.00%, 11/15/37 ..........................................................   $      2,000,000   $    1,492,000
             5.25%, 11/15/39 ..........................................................          3,000,000        2,309,790
             Pre-Refunded, 5.60%, 11/15/25 ............................................          1,900,000        2,091,843
       University of Northern Colorado Revenue, Auxiliary Facilities Systems,
          Refunding and Improvement, AMBAC Insured, 5.00%, 6/01/31 ....................          3,000,000        2,815,920
       Ute Water Conservancy District Water Revenue, MBIA Insured, 5.75%, 6/15/20 .....          5,000,000        5,150,900
       Westminster Building Authority COP, MBIA Insured, 5.25%, 12/01/22 ..............          1,555,000        1,605,304
                                                                                                             --------------
                                                                                                                507,029,801
                                                                                                             --------------
U.S. TERRITORIES 3.2%
PUERTO RICO 2.3%
       Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax
          Revenue, Series B, 5.00%, 7/01/41 ...........................................          5,000,000        3,873,350
       Puerto Rico Industrial Tourist Educational Medical and Environmental Control
          Facilities Financing Authority Industrial Revenue, Guaynabo Municipal
          Government, 5.625%, 7/01/22 .................................................          1,335,000        1,279,944
       Puerto Rico PBA Guaranteed Revenue, Government Facilities,
             Refunding, Series D, 5.375%, 7/01/33 .....................................          2,120,000        1,791,930
             Series I, Pre-Refunded, 5.375%, 7/01/34 ..................................          5,000,000        5,616,850
                                                                                                             --------------
                                                                                                                 12,562,074
                                                                                                             --------------
VIRGIN ISLANDS 0.9%
       Virgin Islands PFAR, Virgin Islands Matching Fund Loan Notes, senior lien,
          Refunding, Series A,
             5.40%, 10/01/12 ..........................................................          2,500,000        2,499,875
             5.50%, 10/01/22 ..........................................................          2,500,000        2,071,075
                                                                                                             --------------
                                                                                                                  4,570,950
                                                                                                             --------------
       TOTAL U.S. TERRITORIES .........................................................                          17,133,024
                                                                                                             --------------
       TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS (COST $558,641,089) ........                         524,162,825
                                                                                                             --------------
SHORT TERM INVESTMENTS 1.0%
MUNICIPAL BONDS 1.0%
COLORADO 1.0%
   (b) Colorado Educational and Cultural Facilities Authority Revenue, National
          Jewish Federation Bond Program,
             Daily VRDN and Put, 0.65%, 2/01/35 .......................................          1,900,000        1,900,000
             Series A-4, Daily VRDN and Put, 0.65%, 2/01/34 ...........................          2,300,000        2,300,000
             Series A10, Daily VRDN and Put, 0.65%, 9/01/37 ...........................            650,000          650,000
   (b) Colorado Health Facilities Authority Revenue, The Visiting Nurse Corp.,
          Daily VRDN and Put, 1.25%, 7/01/22 ..........................................            290,000          290,000
                                                                                                             --------------
       TOTAL SHORT TERM INVESTMENTS (COST $5,140,000) .................................                           5,140,000
                                                                                                             --------------
       TOTAL INVESTMENTS (COST $563,781,089) 99.0% ....................................                         529,302,825
       OTHER ASSETS, LESS LIABILITIES 1.0% ............................................                           5,135,271
                                                                                                             --------------
       NET ASSETS 100.0% ..............................................................                      $  534,438,096
                                                                                                             ==============


                               110 | Annual Report

Franklin Tax-Free Trust

FRANKLIN COLORADO TAX-FREE INCOME FUND

See Abbreviations on page 238.

(a)  Security purchased on a when-issued basis. See Note 1(b).

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 111

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

                                                                     YEAR ENDED FEBRUARY 28,
                                                   ----------------------------------------------------------
CLASS A                                              2009        2008(a)       2007         2006       2005
-------                                            --------     --------     --------     --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  10.39     $  11.13     $  11.10     $  11.11   $  11.12
                                                   --------     --------     --------     --------   --------
Income from investment operations(b):
   Net investment income(c) ....................       0.46         0.45         0.46         0.48       0.49
   Net realized and unrealized gains (losses) ..      (0.22)       (0.73)        0.04        (0.01)     (0.02)
                                                   --------     --------     --------     --------   --------
Total from investment operations ...............       0.24        (0.28)        0.50         0.47       0.47
                                                   --------     --------     --------     --------   --------
Less distributions from net investment income ..      (0.45)       (0.46)       (0.47)       (0.48)     (0.48)
                                                   --------     --------     --------     --------   --------
Redemption fees(d) .............................         --(e)        --(e)        --(e)        --         --(e)
                                                   --------     --------     --------     --------   --------
Net asset value, end of year ...................   $  10.18     $  10.39     $  11.13     $  11.10   $  11.11
                                                   ========     ========     ========     ========   ========
Total return(f) ................................       2.31%       (2.66)%       4.61%        4.33%      4.38%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................       0.68%        0.69%        0.70%        0.71%      0.71%
Net investment income ..........................       4.39%        4.16%        4.21%        4.30%      4.46%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $338,345     $315,908     $305,258     $274,407   $249,286
Portfolio turnover rate ........................       9.72%       13.47%       11.18%        7.73%      2.77%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               112 | Annual Report

Franklin Tax-Free Trust

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

                                                                  YEAR ENDED FEBRUARY 28,
                                                   -----------------------------------------------------
CLASS C                                              2009      2008(a)       2007        2006      2005
-------                                            -------     -------     -------     -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $ 10.44     $ 11.19     $ 11.15     $ 11.16   $ 11.17
                                                   -------     -------     -------     -------   -------
Income from investment operations(b):
   Net investment income(c) ....................      0.40        0.40        0.41        0.42      0.43
   Net realized and unrealized gains (losses) ..     (0.21)      (0.75)       0.04       (0.01)    (0.02)
                                                   -------     -------     -------     -------   -------
Total from investment operations ...............      0.19       (0.35)       0.45        0.41      0.41
                                                   -------     -------     -------     -------   -------
Less distributions from net investment income ..     (0.39)      (0.40)      (0.41)      (0.42)    (0.42)
                                                   -------     -------     -------     -------   -------
Redemption fees(d) .............................        --(e)       --(e)       --(e)       --        --(e)
                                                   -------     -------     -------     -------   -------
Net asset value, end of year ...................   $ 10.24     $ 10.44     $ 11.19     $ 11.15   $ 11.16
                                                   =======     =======     =======     =======   =======
Total return(f) ................................      1.83%      (3.28)%      4.10%       3.75%     3.78%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................      1.23%       1.24%       1.25%       1.26%     1.26%
Net investment income ..........................      3.84%       3.61%       3.66%       3.75%     3.91%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $70,541     $55,126     $52,623     $45,564   $40,942
Portfolio turnover rate ........................      9.72%      13.47%      11.18%       7.73%     2.77%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 113

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2009

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                                 PRINCIPAL AMOUNT        VALUE
-----------------------------------------                                                 ----------------   --------------
MUNICIPAL BONDS 98.5%
CONNECTICUT 76.8%
       Bridgeport GO, Series A, FGIC Insured, Pre-Refunded, 5.875%, 7/15/19 ...........   $      1,000,000   $    1,071,881
       Connecticut State Airport Revenue, Bradley International Airport,
          Series A, FGIC Insured,
          5.125%, 10/01/26 ............................................................          3,000,000        2,625,690
       Connecticut State Development Authority First Mortgage Gross Revenue,
          Health Care Project,
             Church Homes Inc., Refunding, 5.80%, 4/01/21 .............................          4,000,000        3,212,200
             Connecticut Baptist Homes Inc. Project, Refunding, Radian Insured,
                5.625%, 9/01/22 .......................................................          2,000,000        1,456,200
             The Elim Park Baptist Home Inc. Project, 5.75%, 12/01/23 .................            750,000          574,208
             The Elim Park Baptist Home Inc. Project, Refunding, Series A,
                5.375%, 12/01/18 ......................................................          1,100,000          885,841
       Connecticut State Development Authority PCR,
             Connecticut Light and Water, Refunding, Series A, 5.85%, 9/01/28 .........          5,500,000        5,206,685
             United Illuminating Co. Project, Mandatory Put 2/01/12, 5.75%,
                6/01/26 ...............................................................          1,000,000        1,003,920
       Connecticut State Development Authority Revenue, Life Care Facilities,
          Seabury Project, Refunding, Radian Insured, 5.00%, 9/01/21 ..................          2,000,000        1,550,040
       Connecticut State Development Authority Solid Waste Disposal Facilities
          Revenue, PSEG Power
          LLC Project, Series A, 5.75%, 11/01/37 ......................................          5,000,000        3,850,450
       Connecticut State Development Authority Water Facility Revenue,
          Bridgeport Hydraulic Co. Project, 6.15%, 4/01/35 ............................          1,000,000          866,690
       Connecticut State GO,
             Series A, 5.00%, 2/15/29 .................................................         10,000,000       10,300,100
             Series B, Pre-Refunded, 5.00%, 6/15/20 ...................................         10,000,000       10,840,400
             Series B, Pre-Refunded, 5.00%, 6/15/22 ...................................          2,000,000        2,223,900
             Series C, FSA Insured, 5.00%, 6/01/26 ....................................          5,000,000        5,202,850
       Connecticut State Health and Educational Facilities Authority Revenue,
             Brunswick School, Series A, MBIA Insured, 5.00%, 7/01/29 .................          5,000,000        4,575,250
             Canterbury School, Series B, Radian Insured, 5.00%, 7/01/36 ..............          1,000,000          749,040
             Catholic Health East, Series F, MBIA Insured, 5.75%, 11/15/29 ............          3,250,000        3,165,338
             Child Care Facilities Program, Series C, AMBAC Insured, 5.625%,
                7/01/29 ...............................................................          1,215,000        1,179,826
             Child Care Facilities Program, Series E, AMBAC Insured, 5.00%,
                7/01/31 ...............................................................          1,000,000          921,610
             Child Care Facilities Program, Series G, Assured Guaranty, 6.00%,
                7/01/28 ...............................................................          2,250,000        2,438,573
             Connecticut College, Series D-1, MBIA Insured, Pre-Refunded, 5.75%,
                7/01/30 ...............................................................          1,000,000        1,073,330
             Danbury Hospital Issue, Refunding, Series G, AMBAC Insured, 5.75%,
                7/01/29 ...............................................................          3,500,000        2,936,290
             Eastern Connecticut Health Network, Refunding, Series A, Radian
                Insured, 6.00%, 7/01/25 ...............................................          2,965,000        2,681,516
             Eastern Connecticut Health Network, Refunding, Series C, Radian
                Insured, 5.125%, 7/01/30 ..............................................          2,500,000        1,789,825
             Eastern Connecticut Health Network, Series A, Radian Insured,
                Pre-Refunded, 6.00%, 7/01/25 ..........................................          6,230,000        6,702,982
             Fairfield University, Series I, MBIA Insured, Pre-Refunded, 5.50%,
                7/01/29 ...............................................................          1,500,000        1,539,180
             Fairfield University, Series M, 5.00%, 7/01/26 ...........................            450,000          451,967
             Fairfield University, Series M, 5.00%, 7/01/34 ...........................          1,000,000          953,020
             Fairfield University, Series N, 5.00%, 7/01/29 ...........................          7,000,000        6,428,450
             Greenwich Academy, Series B, FSA Insured, Pre-Refunded, 5.00%, 3/01/32 ...          4,210,000        4,565,029
             Hartford University, Series G, Radian Insured, 5.25%, 7/01/26 ............          5,000,000        3,975,800
             Hebrew Home and Hospital, Series B, FHA Insured, 5.15%, 8/01/28 ..........          3,130,000        3,107,088
             Horace Bushnell Memorial Hall, Series A, MBIA Insured, 5.625%, 7/01/29 ...          1,000,000        1,012,630
             Hospital for Special Care, Series C, Radian Insured, 5.25%, 7/01/37 ......          2,500,000        1,739,750
             Loomis Chafee School, Series G, 5.00%, 7/01/30 ...........................          3,000,000        2,934,360
             Loomis Chafee School, Series G, 5.00%, 7/01/38 ...........................          6,285,000        5,996,518


                              114 | Annual Report

Franklin Tax-Free Trust

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                                 PRINCIPAL AMOUNT        VALUE
-----------------------------------------                                                 ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
CONNECTICUT (CONTINUED)
       Connecticut State Health and Educational Facilities Authority Revenue,
       (continued)
             Lutheran General Health Care System, ETM, 7.375%, 7/01/19 ................   $        400,000   $      490,196
             Miss Porter's School Issue, Series B, AMBAC Insured, 5.00%, 7/01/26 ......          1,730,000        1,747,854
             Miss Porter's School Issue, Series B, AMBAC Insured, 5.00%, 7/01/36 ......          4,415,000        4,305,508
             New Horizons Village Project, 7.30%, 11/01/16 ............................          2,905,000        2,905,174
             Norwich Free Academy, Series A, AMBAC Insured, 5.00%, 7/01/34 ............          1,675,000        1,580,781
             Quinnipiac University, Series H, AMBAC Insured, 5.00%, 7/01/36 ...........          5,000,000        4,681,750
             Quinnipiac University, Series J, MBIA Insured, 5.00%, 7/01/37 ............         15,000,000       14,174,850
             Quinnipiac University, Series K1, MBIA Insured, 5.00%, 7/01/31 ...........          4,000,000        3,760,400
             Renbrook School, Series A, AMBAC Insured, 5.00%, 7/01/37 .................          1,170,000        1,164,653
             Sacred Heart University, Refunding, Series E, Radian Insured, 5.00%,
                7/01/28 ...............................................................          4,000,000        3,189,280
             Sacred Heart University, Series C, 6.50%, 7/01/16 ........................            205,000          199,633
             Sacred Heart University, Series C, 6.625%, 7/01/26 .......................            785,000          710,441
             Salisbury School, Series C, Assured Guaranty, 5.00%, 7/01/38 .............          5,000,000        4,835,400
             Series B, MBIA Insured, 5.00%, 7/01/33 ...................................          2,000,000        1,681,640
             St. Mary's Hospital, Refunding, Series E, 5.50%, 7/01/20 .................          4,615,000        3,605,976
             The William W. Backus Hospital, Series F, FSA Insured, 5.00%, 7/01/28 ....          1,500,000        1,433,655
             The William W. Backus Hospital, Series F, FSA Insured, 5.125%, 7/01/35 ...          4,025,000        3,810,669
             Trinity College, Refunding, Series J, MBIA Insured, 4.50%, 7/01/37 .......          2,000,000        1,754,960
             Trinity College, Series G, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/31 ...          5,425,000        5,948,946
             Trinity College, Series H, MBIA Insured, 5.00%, 7/01/26 ..................          1,855,000        1,873,865
             Village Families and Children, Series A, AMBAC Insured, 5.00%, 7/01/32 ...          1,000,000          802,740
             Westminster School, Series E, XLCA Insured, 5.00%, 7/01/37 ...............         10,660,000       10,223,047
             Westover School, Series A, Radian Insured, Pre-Refunded, 5.70%, 7/01/30 ..          2,000,000        2,143,960
             Yale University, Series Y-1, 5.00%, 7/01/35 ..............................         15,000,000       15,259,200
             Yale University, Series Z-1, 5.00%, 7/01/42 ..............................         10,000,000       10,115,500
             Yale-New Haven Hospital, Series J-1, AMBAC Insured, 5.00%, 7/01/31 .......         12,500,000       11,247,875
       Connecticut State HFAR,
             Housing Mortgage Finance Program, Refunding, Series E, Sub Series E-2,
                5.20%, 11/15/21 .......................................................          1,840,000        1,843,974
             Housing Mortgage Finance Program, Series B, 6.10%, 11/15/31 ..............          2,715,000        2,716,683
             Housing Mortgage Finance Program, Series E, Sub Series E-4, 5.05%,
                5/15/28 ...............................................................          4,650,000        4,610,149
             Housing Mortgage Finance Program, Series F, Sub Series F-2, 5.875%,
             11/15/33 .................................................................          5,000,000        5,142,800
             Housing Mortgage Finance Program, Series F, Sub Series F-2, 6.00%,
                11/15/38 ..............................................................          2,000,000        2,056,180
             Special Obligation, Special Needs Housing, Series 1, AMBAC Insured,
                5.00%, 6/15/22 ........................................................          1,000,000        1,006,840
             Special Obligation, Special Needs Housing, Series 1, AMBAC Insured, 5.00%,
                6/15/32 ...............................................................          1,000,000          885,270
       Connecticut State Higher Education Supplemental Loan Authority Revenue,
          Family Education Loan Program, Series A,
             AMBAC Insured, 6.00%, 11/15/18 ...........................................            570,000          517,549
             MBIA Insured, 5.50%, 11/15/17.............................................            430,000          407,180
       Connecticut State Revenue, Revolving Fund, Series A, 5.00%,
             7/01/26 ..................................................................          6,025,000        6,256,541
             7/01/27 ..................................................................          4,060,000        4,177,578
       Connecticut State Special Tax Obligation Revenue, Transportation
          Infrastructure,
             Series A, FSA Insured, Pre-Refunded, 5.375%, 10/01/18 ....................          1,000,000        1,102,850
             Series B, AMBAC Insured, 5.00%, 12/01/20 .................................          5,000,000        5,154,300
             Series B, AMBAC Insured, 5.00%, 12/01/22 .................................          1,000,000        1,020,420


                              Annual Report | 115

Franklin Tax-Free Trust

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                                 PRINCIPAL AMOUNT        VALUE
-----------------------------------------                                                 ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
CONNECTICUT (CONTINUED)
       Greater New Haven Water Pollution Control Authority Regional Water
          Revenue,
             Refunding, Series A, MBIA Insured, 5.00%, 11/15/24 .......................   $      3,315,000   $    3,304,061
             Refunding, Series A, MBIA Insured, 5.00%, 8/15/35 ........................          3,750,000        3,485,212
             Series A, FSA Insured, 5.00%, 11/15/37 ...................................          3,000,000        2,941,530
       New Haven GO, Series C, MBIA Insured,
             ETM, 5.00%, 11/01/22 .....................................................             25,000           26,686
             Pre-Refunded, 5.00%, 11/01/22 ............................................          2,975,000        3,305,879
       South Central Regional Water Authority Water System Revenue,
             Eighteenth Series B, MBIA Insured, 5.25%, 8/01/29 ........................          1,000,000        1,025,350
             Eighteenth Series B, MBIA Insured, 5.25%, 8/01/32 ........................          1,000,000        1,014,370
             Eighteenth Series B-1, MBIA Insured, 5.00%, 8/01/26 ......................          3,500,000        3,561,180
             Refunding, Twenty-second Series, FSA Insured, 5.00%, 8/01/38 .............          5,000,000        4,894,200
             Series A, MBIA Insured, 5.00%, 8/01/33 ...................................          6,000,000        5,941,260
       University of Connecticut Revenue, Student Fee,
             Refunding, Series A, FGIC Insured, 5.00%, 11/15/26 .......................         10,000,000       10,217,400
             Series A, 5.00%, 5/15/23 .................................................         10,000,000       10,266,500
             Series A, FGIC Insured, Pre-Refunded, 6.00%, 11/15/25 ....................          1,500,000        1,644,120
                                                                                                             --------------
                                                                                                                313,962,442
                                                                                                             --------------
U.S. TERRITORIES 21.7%
PUERTO RICO 20.4%
       Children's Trust Fund Puerto Rico Tobacco Settlement Revenue,
          Asset-Backed Bonds, Refunding,
             5.50%, 5/15/39 ...........................................................          4,000,000        2,716,400
       Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue,
          senior lien, Series A,
             6.00%, 7/01/44 ...........................................................          1,000,000          895,760
             Assured Guaranty, 5.00%, 7/01/28 .........................................          2,000,000        1,937,240
       Puerto Rico Commonwealth GO, Public Improvement,
             MBIA Insured, Pre-Refunded, 5.75%, 7/01/26 ...............................          1,000,000        1,056,610
             Refunding, FSA Insured, 5.125%, 7/01/30 ..................................            835,000          800,957
             Series A, 5.00%, 7/01/29 .................................................          1,000,000          827,120
             Series A, 5.125%, 7/01/31 ................................................          3,195,000        2,597,567
             Series A, 5.00%, 7/01/33 .................................................            465,000          362,700
             Series A, 5.00%, 7/01/34 .................................................            280,000          221,231
             Series A, FGIC Insured, Pre-Refunded, 5.00%, 7/01/32 .....................          1,000,000        1,116,880
             Series A, Pre-Refunded, 5.125%, 7/01/31 ..................................          1,000,000        1,090,920
             Series A, Pre-Refunded, 5.00%, 7/01/33 ...................................            535,000          605,914
             Series B, 5.00%, 7/01/35 .................................................          1,895,000        1,516,587
             Series B, Pre-Refunded, 5.00%, 7/01/35 ...................................          3,105,000        3,628,317
       Puerto Rico Commonwealth Highway and Transportation Authority
          Transportation Revenue,
             Refunding, Series A, 5.00%, 7/01/38 ......................................            120,000           93,368
             Series G, 5.00%, 7/01/33 .................................................            400,000          316,564
             Series G, Pre-Refunded, 5.00%, 7/01/33 ...................................            600,000          680,868
       Puerto Rico Convention Center District Authority Hotel Occupancy Tax
          Revenue, Series A,
             AMBAC Insured, 5.00%, 7/01/31 ............................................          5,000,000        4,058,150
       Puerto Rico Electric Power Authority Power Revenue,
             Series HH, FSA Insured, Pre-Refunded, 5.25%, 7/01/29 .....................          7,000,000        7,476,980
             Series II, Pre-Refunded, 5.25%, 7/01/31 ..................................          1,000,000        1,125,800
             Series RR, XLCA Insured, Pre-Refunded, 5.00%, 7/01/30 ....................          1,000,000        1,155,510


                               116 | Annual Report

Franklin Tax-Free Trust

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                                 PRINCIPAL AMOUNT        VALUE
-----------------------------------------                                                 ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
U.S. TERRITORIES (CONTINUED)
PUERTO RICO (CONTINUED)
       Puerto Rico Electric Power Authority Power Revenue, (continued)
             Series TT, 5.00%, 7/01/32 ................................................   $     18,500,000   $   15,443,800
             Series WW, 5.50%, 7/01/38 ................................................          6,700,000        5,918,110
       Puerto Rico HFAR, Subordinated, Capital Fund Modernization, 5.125%,
          12/01/27 ....................................................................          4,250,000        4,296,793
       Puerto Rico Industrial Tourist Educational Medical and Environmental
          Control Facilities Financing Authority Industrial Revenue, Guaynabo
          Warehouse, Series A, 5.15%, 7/01/19 .........................................          3,595,000        3,364,632
       Puerto Rico Industrial Tourist Educational Medical and Environmental
          Control Facilities Revenue, University Plaza Project, Series A, MBIA Insured,
             5.00%, 7/01/33 ...........................................................          1,000,000          803,610
       Puerto Rico PBA Guaranteed Revenue, Government Facilities, Refunding,
             Series D, 5.375%, 7/01/33 ................................................          1,995,000        1,686,274
             Series D, Pre-Refunded, 5.375%, 7/01/33 ..................................          6,005,000        6,625,076
             Series I, 5.00%, 7/01/36 .................................................          1,000,000          786,430
       Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation,
          Series E, Pre-Refunded, 5.70%, 8/01/25 ......................................          5,000,000        5,211,000
       University of Puerto Rico Revenues, University System, Refunding,
             Series P, 5.00%, 6/01/26 .................................................          5,000,000        3,985,950
             Series Q, 5.00%, 6/01/36 .................................................          1,500,000        1,098,735
                                                                                                             --------------
                                                                                                                 83,501,853
                                                                                                             --------------
VIRGIN ISLANDS 1.3%
       Virgin Islands PFAR, Virgin Islands Matching Fund Loan Notes, senior lien,
          Refunding, Series A, 5.50%,
             10/01/13 .................................................................          2,500,000        2,480,975
             10/01/22 .................................................................          2,500,000        2,071,075
       Virgin Islands Water and Power Authority Electric System Revenue, Refunding,
          5.30%,
             7/01/21 ..................................................................          1,000,000          893,740
                                                                                                             --------------
                                                                                                                  5,445,790
                                                                                                             --------------
       TOTAL U.S. TERRITORIES                                                                                    88,947,643
                                                                                                             --------------
       TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS (COST $424,274,910) ........                         402,910,085
                                                                                                             --------------
SHORT TERM INVESTMENTS 0.1%
MUNICIPAL BONDS 0.1%
CONNECTICUT 0.1%
   (a) Connecticut State Health and Educational Facilities Authority Revenue,
          Yale University,
             Series V-1, Daily VRDN and Put, 0.35%, 7/01/36 ...........................            200,000          200,000
             Series V-2, Daily VRDN and Put, 0.35%, 7/01/36 ...........................            100,000          100,000
                                                                                                             --------------
       TOTAL SHORT TERM INVESTMENTS (COST $300,000) ...................................                             300,000
                                                                                                             --------------
       TOTAL INVESTMENTS (COST $424,574,910) 98.6% ....................................                         403,210,085
       OTHER ASSETS, LESS LIABILITIES 1.4% ............................................                           5,676,056
                                                                                                             --------------
       NET ASSETS 100.0% ..............................................................                      $  408,886,141
                                                                                                             ==============

See Abbreviations on page 238.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 117

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN DOUBLE TAX-FREE INCOME FUND

                                                                    YEAR ENDED FEBRUARY 28,
                                                   --------------------------------------------------------
CLASS A                                              2009       2008(a)      2007        2006        2005
-------                                            --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  11.10    $  12.06    $  11.98    $  11.99    $  12.06
                                                   --------    --------    --------    --------    --------
Income from investment operations(b):
   Net investment income(c) ....................       0.50        0.49        0.50        0.50        0.51
   Net realized and unrealized gains (losses) ..      (0.57)      (0.96)       0.08       (0.01)      (0.05)
                                                   --------    --------    --------    --------    --------
Total from investment operations ...............      (0.07)      (0.47)       0.58        0.49        0.46
                                                   --------    --------    --------    --------    --------
Less distributions from:
   Net investment income .......................      (0.49)      (0.49)      (0.50)      (0.50)      (0.51)
   Net realized gains ..........................         --          --          --          --       (0.02)
                                                   --------    --------    --------    --------    --------
Total distributions ............................      (0.49)      (0.49)      (0.50)      (0.50)      (0.53)
                                                   --------    --------    --------    --------    --------
Redemption fees(d, e) ..........................         --          --          --          --          --
                                                   --------    --------    --------    --------    --------
Net asset value, end of year ...................   $  10.54    $  11.10    $  12.06    $  11.98    $  11.99
                                                   ========    ========    ========    ========    ========
Total return(f) ................................      (0.62)%     (4.05)%      4.97%       4.13%       4.01%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................       0.68%       0.69%       0.70%       0.71%       0.72%
Net investment income ..........................       4.58%       4.14%       4.16%       4.17%       4.31%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $468,062    $462,515    $428,458    $370,481    $309,495
Portfolio turnover rate ........................      14.45%      18.19%      10.88%      14.19%      10.46%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                              118 | Annual Report

Franklin Tax-Free Trust

FRANKLIN DOUBLE TAX-FREE INCOME FUND

                                                                    YEAR ENDED FEBRUARY 28,
                                                   --------------------------------------------------------
CLASS C                                              2009       2008(a)      2007        2006        2005
-------                                            --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............    $ 11.14     $ 12.11     $ 12.01     $ 12.03     $ 12.10
                                                    -------     -------     -------     -------     -------
Income from investment operations(b):
   Net investment income(c) ....................       0.44        0.43        0.43        0.43        0.45
   Net realized and unrealized gains (losses) ..      (0.57)      (0.97)       0.10       (0.02)      (0.05)
                                                    -------     -------     -------     -------     -------
Total from investment operations ...............      (0.13)      (0.54)       0.53        0.41        0.40
                                                    -------     -------     -------     -------     -------
Less distributions from:
   Net investment income .......................      (0.43)      (0.43)      (0.43)      (0.43)      (0.45)
   Net realized gains ..........................         --          --          --          --       (0.02)
                                                    -------     -------     -------     -------     -------
Total distributions ............................      (0.43)      (0.43)      (0.43)      (0.43)      (0.47)
                                                    -------     -------     -------     -------     -------
Redemption fees(d, e) ..........................         --          --          --          --          --
                                                    -------     -------     -------     -------     -------
Net asset value, end of year ...................    $ 10.58     $ 11.14     $ 12.11     $ 12.01     $ 12.03
                                                    =======     =======     =======     =======     =======
Total return(f) ................................      (1.17)%     (4.64)%      4.55%       3.47%       3.42%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................       1.23%       1.24%       1.24%       1.26%       1.27%
Net investment income ..........................       4.03%       3.59%       3.62%       3.62%       3.76%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................    $72,413     $66,985     $58,803     $55,931     $45,621
Portfolio turnover rate ........................      14.45%      18.19%      10.88%      14.19%      10.46%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 119

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2009

FRANKLIN DOUBLE TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT        VALUE
------------------------------------                                                      ----------------   --------------
MUNICIPAL BONDS 97.0%
U.S. TERRITORIES 97.0%
GUAM 4.2%
       Guam Education Financing Foundation COP, 5.00%, 10/01/23 .......................   $      2,500,000   $    2,261,501
       Guam International Airport Authority Revenue,
             Series A, MBIA Insured, 5.25%, 10/01/20 ..................................          1,725,000        1,795,984
             Series A, MBIA Insured, 5.25%, 10/01/22 ..................................            700,000          721,175
             Series B, MBIA Insured, 5.25%, 10/01/22 ..................................          1,000,000        1,030,250
             Series B, MBIA Insured, 5.25%, 10/01/23 ..................................          1,000,000        1,025,260
             Series C, MBIA Insured, 5.25%, 10/01/21 ..................................          5,000,000        4,708,600
             Series C, MBIA Insured, 5.00%, 10/01/23 ..................................          5,000,000        4,419,500
       Guam Power Authority Revenue, Refunding, Series A, MBIA Insured,
             5.125%, 10/01/29                                                                    1,975,000        1,551,876
             5.25%, 10/01/34                                                                     7,000,000        5,394,690
                                                                                                             --------------
                                                                                                                 22,908,836
                                                                                                             --------------
PUERTO RICO 81.9%
       Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed
          Bonds, Refunding, 5.50%, 5/15/39 ............................................          5,000,000        3,395,500
       Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien,
             Series A, 6.00%, 7/01/38 .................................................          3,100,000        2,823,914
             Assured Guaranty, 5.125%, 7/01/47 ........................................         27,000,000       24,903,990
       Puerto Rico Commonwealth GO,
             Public Improvement, MBIA Insured, Pre-Refunded, 5.75%, 7/01/26 ...........          3,000,000        3,169,830
             Public Improvement, Refunding, Series A, 5.50%, 7/01/18 ..................          2,395,000        2,262,365
             Public Improvement, Refunding, Series A, 5.50%, 7/01/32 ..................         10,000,000        8,661,300
             Public Improvement, Series A, 5.375%, 7/01/28 ............................          1,300,000        1,136,343
             Public Improvement, Series A, 5.00%, 7/01/34 .............................          1,800,000        1,422,198
             Public Improvement, Series A, FGIC Insured, 5.125%, 7/01/31 ..............          3,315,000        2,723,670
             Public Improvement, Series A, FGIC Insured, Pre-Refunded, 5.125%,
                7/01/31                                                                          1,685,000        1,832,101
             Public Improvement, Series B, 5.00%, 7/01/35 .............................          1,825,000        1,460,566
             Refunding, Series C, Sub Series C-7, MBIA Insured, 6.00%, 7/01/27 ........          3,500,000        3,504,585
             Refunding, Series C, Sub Series C-7, MBIA Insured, 6.00%, 7/01/28 ........          1,195,000        1,190,818
             Series A, 5.25%, 7/01/29 .................................................         21,250,000       18,030,412
             Series A, 5.25%, 7/01/30 .................................................          8,575,000        7,216,548
       Puerto Rico Commonwealth Highway and Transportation Authority Highway
             Revenue,
             Refunding, Series CC, FSA Insured, 5.25%, 7/01/32 ........................          5,500,000       5,441,205
             Refunding, Series CC, FSA Insured, 5.25%, 7/01/33 ........................          5,000,000       4,945,450
             Refunding, Series CC, FSA Insured, 5.25%, 7/01/34 ........................          5,000,000       4,944,350
             Series Y, Pre-Refunded, 5.50%, 7/01/36 ...................................         11,850,000      14,241,922
       Puerto Rico Commonwealth Highway and Transportation Authority Transportation
          Revenue,
             Refunding, Series H, 5.00%, 7/01/35 ......................................             20,000           15,652
             Refunding, Series M, 5.00%, 7/01/37 ......................................          5,455,000        4,318,996
             Refunding, Series N, FGIC Insured, 5.25%, 7/01/39 ........................         20,720,000       17,052,353
             Series B, Pre-Refunded, 6.00%, 7/01/39 ...................................         10,000,000       10,710,800
             Series D, Pre-Refunded, 5.375%, 7/01/36 ..................................         11,990,000       13,289,236
             Series H, Pre-Refunded, 5.00%, 7/01/35 ...................................             80,000           90,782
             Series K, Pre-Refunded, 5.00%, 7/01/40 ...................................          9,500,000       11,007,650


                              120 | Annual Report

Franklin Tax-Free Trust

FRANKLIN DOUBLE TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT        VALUE
------------------------------------                                                      ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
U.S. TERRITORIES (CONTINUED)
PUERTO RICO (CONTINUED)
       Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax
          Revenue,
             5.00%, 7/01/37 ...........................................................   $     15,250,000   $   11,992,905
             Series B, 5.00%, 7/01/31 .................................................          7,500,000        6,122,325
             Series B, 5.00%, 7/01/37 .................................................          9,000,000        7,077,780
             Series B, 5.00%, 7/01/41 .................................................          7,920,000        6,135,386
       Puerto Rico Convention Center District Authority Hotel Occupancy Tax
          Revenue, Series A,
             AMBAC Insured, 5.00%, 7/01/31 ............................................         20,000,000       16,232,600
             CIFG Insured, 5.00%, 7/01/27 .............................................            900,000          764,559
       Puerto Rico Electric Power Authority Power Revenue,
             Refunding, Series SS, FSA Insured, 5.00%, 7/01/30 ........................          3,015,000        2,937,635
             Refunding, Series UU, CIFG Insured, 5.00%, 7/01/26 .......................          6,500,000        5,712,395
             Series HH, FSA Insured, Pre-Refunded, 5.25%, 7/01/29 .....................          1,605,000        1,714,365
             Series II, Pre-Refunded, 5.25%, 7/01/31 ..................................          3,000,000        3,377,400
             Series NN, Pre-Refunded, 5.125%, 7/01/29 .................................          4,155,000        4,736,575
             Series RR, FGIC Insured, 5.00%, 7/01/22 ..................................          7,000,000        6,334,090
             Series TT, 5.00%, 7/01/27 ................................................          5,000,000        4,340,550
             Series TT, 5.00%, 7/01/32 ................................................         24,300,000       20,285,640
             Series TT, 5.00%, 7/01/37 ................................................          2,235,000        1,823,380
       Puerto Rico HFAR,
             Capital Fund Program, 4.60%, 12/01/24 ....................................          3,425,000        3,291,117
             Capital Fund Program, Pre-Refunded, 4.60%, 12/01/24 ......................          6,575,000        7,250,450
             Subordinated, Capital Fund Modernization, 5.125%, 12/01/27 ...............          8,500,000        8,593,585
       Puerto Rico HFC, HMR, MBS, Series A, GNMA Secured, 5.20%, 12/01/33 .............         10,610,000       10,265,069
       Puerto Rico Industrial Tourist Educational Medical and Environmental Control
          Facilities Financing Authority Hospital Revenue,
             Dr. Pila Hospital Project, Refunding, FHA Insured, 6.125%, 8/01/25 .......          2,500,000        2,502,125
             Dr. Pila Hospital Project, Refunding, FHA Insured, 6.25%, 8/01/32 ........            500,000          499,970
             Hospital Auxilio Mutuo Obligation Group Project, Series A, MBIA Insured,
             6.25%, 7/01/24                                                                      8,445,000        8,444,409
             Mennonite General Hospital Project, 5.625%, 7/01/17 ......................            575,000          490,573
             Mennonite General Hospital Project, 5.625%, 7/01/27 ......................          1,950,000        1,385,865
       Puerto Rico Industrial Tourist Educational Medical and Environmental Control
          Facilities Financing Authority Industrial Revenue,
             Guaynabo Municipal Government, 5.625%, 7/01/15 ...........................          5,355,000        5,291,543
             Guaynabo Municipal Government, 5.625%, 7/01/22 ...........................          3,160,000        3,029,682
             Guaynabo Warehouse, Series A, 5.15%, 7/01/19 .............................          1,250,000        1,169,900
             Guaynabo Warehouse, Series A, 5.20%, 7/01/24 .............................          4,120,000        3,742,361
       Puerto Rico Industrial Tourist Educational Medical and Environmental Control
          Facilities Revenue,
             Ana G. Mendez University System Project, Refunding, 5.375%, 12/01/21 .....          2,000,000        1,680,700
             Ana G. Mendez University System Project, Refunding, 5.375%, 2/01/29 ......          7,850,000        5,873,919
             Cogeneration Facility, AES Puerto Rico Project, 6.625%, 6/01/26 ..........          5,970,000        5,351,687
             International American University of Puerto Rico Project, MBIA Insured,
                4.25%, 10/01/24 .......................................................          1,000,000          793,390
             International American University of Puerto Rico Project, MBIA Insured,
                4.375%, 10/01/25 ......................................................          1,000,000          792,970
             International American University of Puerto Rico Project, MBIA Insured,
                4.50%, 10/01/29 .......................................................          3,750,000        2,882,513
             University Plaza Project, Series A, MBIA Insured, 5.00%, 7/01/33 .........          6,000,000        4,821,660


                              Annual Report | 121

Franklin Tax-Free Trust

FRANKLIN DOUBLE TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT        VALUE
------------------------------------                                                      ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
U.S. TERRITORIES (CONTINUED)
PUERTO RICO (CONTINUED)
       Puerto Rico Municipal Finance Agency GO, Series A, FSA Insured,
             5.75%, 8/01/12 ...........................................................   $      7,500,000   $    7,672,350
             5.25%, 8/01/14 ...........................................................          1,500,000        1,534,635
             Pre-Refunded, 5.50%, 8/01/23 .............................................          7,400,000        7,627,032
       Puerto Rico Municipal Finance Agency Revenue, Series A, FSA Insured, 5.00%,
             8/01/27 ..................................................................          3,500,000        3,409,455
             8/01/30 ..................................................................          9,000,000        8,545,950
       Puerto Rico PBA Guaranteed Revenue, Government Facilities,
             Refunding, Series D, 5.375%, 7/01/33 .....................................          3,430,000        2,899,208
             Refunding, Series M, 6.25%, 7/01/21 ......................................          5,000,000        5,033,650
             Refunding, Series N, 5.00%, 7/01/32 ......................................          5,000,000        4,006,400
             Refunding, Series N, 5.00%, 7/01/37 ......................................         10,000,000        7,938,800
             Series D, Pre-Refunded, 5.375%, 7/01/33 ..................................          9,070,000       10,006,568
             Series I, 5.25%, 7/01/33 .................................................          4,450,000        3,668,268
             Series I, 5.00%, 7/01/36 .................................................          4,000,000        3,145,720
             Series I, Pre-Refunded, 5.25%, 7/01/33                                                 50,000           55,862
             Series I, Pre-Refunded, 5.375%, 7/01/34 ..................................          5,000,000        5,616,850
       Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 6.00%, 7/01/21 .....          1,250,000        1,127,700
       Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series
          E, Pre-Refunded, 5.50%, 8/01/29 .............................................          9,000,000        9,915,030
       Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Series A, 5.25%,
          8/01/57 .....................................................................         15,000,000       12,881,250
                                                                                                             --------------
                                                                                                                442,618,337
                                                                                                             --------------
VIRGIN ISLANDS 10.9%
       Virgin Islands HFA, SFR, Refunding, Series A, GNMA Secured,
             6.45%, 3/01/16 ...........................................................            150,000          152,267
             6.50%, 3/01/25 ...........................................................            390,000          391,638
       Virgin Islands PFAR,
             Gross Receipts Taxes Loan Note, Radian Insured, 5.00%, 10/01/26 ..........          5,000,000        4,281,650
             Gross Receipts Taxes Loan Note, Radian Insured, 5.00%, 10/01/33 ..........          9,220,000        7,442,107
             Gross Receipts Taxes Loan Note, Refunding, ACA Insured, 5.00%, 10/01/31 ..          2,500,000        2,041,300
             Gross Receipts Taxes Loan Note, Refunding, BHAC Insured, 5.00%,
                10/01/28 ..............................................................          3,695,000        3,907,093
             Virgin Islands Matching Fund Loan Notes, senior lien, Refunding, Series A,
                5.50%, 10/01/18 .......................................................          3,000,000        2,641,080
             Virgin Islands Matching Fund Loan Notes, senior lien, Refunding, Series A,
                5.50%, 10/01/22 .......................................................          6,750,000        5,591,902
             Virgin Islands Matching Fund Loan Notes, senior lien, Refunding, Series A,
                5.625%, 10/01/25 ......................................................          3,950,000        3,225,017
             Virgin Islands Matching Fund Loan Notes, senior lien, Series A, 5.25%,
                10/01/24 ..............................................................          2,000,000        1,755,520
       Virgin Islands Port Authority Marine Revenue, Series A, FSA Insured,
             5.25%, 9/01/18 ...........................................................          3,930,000        3,734,050
             5.00%, 9/01/23 ...........................................................         10,000,000        8,751,400
       Virgin Islands Water and Power Authority Electric System Revenue,
             Refunding, 5.30%, 7/01/18 ................................................          4,175,000        3,889,138
             Refunding, 5.30%, 7/01/21 ................................................          1,000,000          893,740
             Series A, 5.00%, 7/01/31 .................................................          3,000,000        2,378,280


                              122 | Annual Report

Franklin Tax-Free Trust

FRANKLIN DOUBLE TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT       VALUE
------------------------------------                                                      ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
U.S. TERRITORIES (CONTINUED)
VIRGIN ISLANDS (CONTINUED)
       Virgin Islands Water and Power Authority Water System Revenue, Refunding,
             5.25%, 7/01/12 ...........................................................   $      4,000,000   $    3,997,280
             5.50%, 7/01/17 ...........................................................          4,000,000        3,895,560
                                                                                                             --------------
                                                                                                                 58,969,022
                                                                                                             --------------
       TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS (COST $576,542,905) ........                         524,496,195
                                                                                                             --------------
SHORT TERM INVESTMENTS (COST $1,005,585) 0.2%
MUNICIPAL BONDS 0.2%
U.S. TERRITORIES 0.2%
PUERTO RICO 0.2%
       Puerto Rico Commonwealth TRAN, Series A, Sub Series A2, 3.00%, 7/30/09 .........          1,000,000        1,006,900
                                                                                                             --------------
       TOTAL INVESTMENTS (COST $577,548,490) 97.2% ....................................                         525,503,095
       OTHER ASSETS, LESS LIABILITIES 2.8% ............................................                          14,972,600
                                                                                                             --------------
       NET ASSETS 100.0% ..............................................................                      $  540,475,695
                                                                                                             ==============

See Abbreviations on page 238.

   The accompanying notes are an integral part of these financial statements.


                              Annual Report | 123

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                                   YEAR ENDED FEBRUARY 28,
                                                   ---------------------------------------------------
CLASS A                                              2009     2008(a)     2007       2006       2005
-------                                            --------   -------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  11.04   $ 11.47   $  11.42   $  11.51   $  11.76
                                                   --------   -------   --------   --------   --------
Income from investment operations(b):
   Net investment income(c).....................       0.43      0.42       0.42       0.42       0.42
   Net realized and unrealized gains (losses) ..      (0.05)    (0.43)      0.05      (0.10)     (0.25)
                                                   --------   -------   --------   --------   --------
Total from investment operations ...............       0.38     (0.01)      0.47       0.32       0.17
                                                   --------   -------   --------   --------   --------
Less distributions from net investment income ..      (0.43)    (0.42)     (0.42)     (0.41)     (0.42)
                                                   --------   -------   --------   --------   --------
Redemption fees(d, e)...........................         --         --       --          --         --
                                                   --------   -------   --------   --------   --------
Net asset value, end of year ...................   $  10.99    $11.04   $  11.47   $  11.42   $  11.51
                                                   ========   =======   ========   ========   ========
Total return(f).................................       3.48%   (0.11)%      4.22%      2.83%      1.54%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................       0.68%     0.71%      0.69%      0.69%      0.69%
Net investment income ..........................       3.91%     3.67%      3.68%      3.64%      3.67%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $873,648   $699,833  $611,291   $540,348   $493,994
Portfolio turnover rate ........................      13.05%    17.10%      8.94%     12.62%      9.14%

(a)   For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                              124 | Annual Report

Franklin Tax-Free Trust

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                                 YEAR ENDED FEBRUARY 28,
                                                   -----------------------------------------------
CLASS C                                              2009    2008(a)     2007      2006      2005
-------                                            -------   -------   -------   -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $ 11.06   $ 11.49   $ 11.44   $ 11.53   $ 11.77
                                                   -------   -------   -------   -------   -------
Income from investment operations(b):
   Net investment income(c).....................      0.37      0.35      0.36      0.35      0.36
   Net realized and unrealized gains (losses) ..     (0.05)    (0.42)     0.05    (0.09)    (0.24)
                                                   -------   -------   -------   -------   -------
Total from investment operations ...............      0.32     (0.07)     0.41     0.26      0.12
                                                   -------   -------   -------   -------   -------
Less distributions from net investment income ..     (0.37)    (0.36)    (0.36)    (0.35)    (0.36)
                                                   -------   -------   -------   -------   -------
Redemption fees(d, e)...........................        --        --        --        --        --
                                                   -------   -------   -------   -------   -------
Net asset value, end of year ...................   $ 11.01   $ 11.06   $ 11.49   $ 11.44   $ 11.53
                                                   =======   =======   =======   =======   =======
Total return(f).................................      2.90%   (0.66)%     3.65%     2.27%     1.05%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................      1.23%     1.26%     1.24%     1.24%     1.24%
Net investment income ..........................      3.36%     3.12%     3.13%     3.09%     3.12%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $91,164   $34,763   $28,510   $30,178   $23,384
Portfolio turnover rate ........................     13.05%    17.10%     8.94%    12.62%     9.14%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                                Annual Report | 125

Franklin Tax-Free Trust

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                    PERIOD ENDED
                                                    FEBRUARY 28,
                                                       2009(a)
                                                    -------------
ADVISOR CLASS
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............      $10.58
                                                       ------
Income from investment operations(b):
   Net investment income(c) .....................        0.11
   Net realized and unrealized gains (losses) ...        0.42
                                                       ------
Total from investment operations ................        0.53
                                                       ------
Less distributions from net investment income ...       (0.11)
                                                       ------
Net asset value, end of period ..................      $11.00
                                                       ======
Total return(d) .................................        5.00%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses ........................................        0.58%
Net investment income ...........................        4.01%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............      $5,769
Portfolio turnover rate .........................       13.05%

(a)  For the period December 1, 2008 (effective date) to February 28, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                              126 | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2009

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                   PRINCIPAL AMOUNT        VALUE
-------------------------------------------------------                                   ----------------   --------------
MUNICIPAL BONDS 94.5%
ALABAMA 5.3%
       Alabama Water Pollution Control Authority Revenue, Revolving Fund Loan,
          Refunding, Series B, AMBAC Insured,
             4.625%, 8/15/13 ..........................................................   $      5,900,000   $    6,193,938
             4.125%, 2/15/14 ..........................................................          3,000,000        3,121,320
       East Alabama Health Care Authority Health Care Facilities Revenue,
             Mandatory Put 9/01/18, Series A, 5.25%, 9/01/36 ..........................         10,000,000        9,352,100
             Mandatory Put 9/01/18, Series B, 5.50%, 9/01/33 ..........................         13,500,000       12,734,415
             Tax Anticipation Bond, Series A, MBIA Insured, 4.50%, 9/01/13 ............          1,925,000        2,022,617
             Tax Anticipation Bond, Series A, MBIA Insured, 4.625%, 9/01/14 ...........          2,010,000        2,097,435
             Tax Anticipation Bond, Series A, MBIA Insured, 4.50%, 9/01/15 ............          2,100,000        2,172,849
       Huntsville Health Care Authority Revenue, Series A, MBIA Insured,
             5.00%, 6/01/17 ...........................................................          2,900,000        2,995,468
             Pre-Refunded, 4.80%, 6/01/13 .............................................          2,400,000        2,656,680
       Jefferson County GO, Capital Improvement wts., Series A, MBIA Insured,
          5.00%, 4/01/17 ..............................................................          2,195,000        1,801,085
       Jefferson County Limited Obligation School wts. Revenue, Series A, 5.25%,
          1/01/16 .....................................................................          2,000,000        1,138,280
       Sylacauga GO, wts., AMBAC Insured, Pre-Refunded, 5.50%, 6/01/12 ................            600,000          645,312
       University of Alabama General Revenue, Series A, MBIA Insured, 5.00%, 7/01/15 ..          4,070,000        4,556,976
                                                                                                             --------------
                                                                                                                 51,488,475
                                                                                                             --------------
ALASKA 0.4%
       Matanuska-Susitna Borough Lease Revenue, Goose Greek Correctional Center,
          Assured Guaranty, 5.00%, 9/01/19 ............................................          3,650,000        4,012,810
                                                                                                             --------------
ARIZONA 5.7%
       Arizona Health Facilities Authority Revenue,
             Banner Health, Series D, 5.50%, 1/01/22 ..................................          5,000,000        5,037,800
             Banner Health, Series D, 5.00%, 1/01/23 ..................................          5,000,000        4,730,350
             Series A, 5.00%, 1/01/22 .................................................          8,000,000        7,651,520
       Arizona School Facilities Board COP, 5.25%, 9/01/19 ............................         10,000,000       10,701,800
       Arizona School Facilities Board Revenue, Series B, FGIC Insured, 4.00%,
          9/01/13 .....................................................................          5,000,000        5,225,750
       Arizona State Board of Regents Arizona State University System Revenue,
          Series C, 5.75%,
             7/01/20 ..................................................................            500,000          574,230
             7/01/21 ..................................................................            500,000          566,685
       Arizona State University COP, Research Infrastructure Projects, AMBAC Insured,
          5.25%, 9/01/16 ..............................................................          2,505,000        2,756,452
       Glendale IDAR, John C Lincoln Health, Refunding, Series B, 5.00%, 12/01/18 .....          5,605,000        5,060,979
       Maricopa County GO, School District No. 97, Deer Valley School Improvement,
          Series A, FGIC Insured, 4.75%, 7/01/12 ......................................          4,000,000        4,313,200
       Maricopa County Hospital Revenue, Sun Health Corp., Pre-Refunded, 5.00%,
          4/01/18 .....................................................................          2,000,000        2,263,280
       Mesa GO, Refunding, Series A, FGIC Insured, 4.20%, 7/01/16 .....................            715,000          734,855
       Scottsdale IDA Hospital Revenue, Scottsdale Healthcare, Refunding, Series A,
          5.00%, 9/01/21 ..............................................................          4,000,000        3,609,040
       Tempe Arizona IDA Lease Revenue, State University Foundation, AMBAC Insured,
          4.00%,
             7/01/15 ..................................................................          1,000,000          994,980
             7/01/16 ..................................................................          1,000,000          983,740
                                                                                                             --------------
                                                                                                                 55,204,661
                                                                                                             --------------


                               Annual Report | 127

Franklin Tax-Free Trust

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                   PRINCIPAL AMOUNT        VALUE
-------------------------------------------------------                                   ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
ARKANSAS 0.7%
       Arkansas State Development Finance Authority Revenue, State Agencies
          Facilities, Corrections, Series B, FSA Insured, 5.00%,
             11/01/17 .................................................................   $      1,955,000   $    2,149,679
             11/01/19 .................................................................          1,065,000        1,143,395
       Conway Hospital Revenue, Conway Regional Medical Improvement, Refunding,
          Series A, 6.20%, 8/01/17 ....................................................          1,105,000        1,035,451
       University of Arkansas University Revenues, Student Fee University of
          Arkansas at Fort Smith, FSA Insured, 4.75%, 12/01/15 ........................          2,295,000        2,406,032
                                                                                                             --------------
                                                                                                                  6,734,557
                                                                                                             --------------
CALIFORNIA 6.8%
       California Health Facilities Financing Authority Revenue,
             Catholic Healthcare West, Series L, 5.125%, 7/01/22 ......................         10,000,000        9,801,200
             Providence Health and Services, Series C, 6.00%, 10/01/18 ................            500,000          555,335
             Scripps Health, Series A, 5.00%, 10/01/21 ................................          5,000,000        4,827,800
       California State Department of Water Resources Power Supply Revenue, Series
          A, Pre-Refunded, 5.125%, 5/01/18 ............................................          3,000,000        3,373,710
       California State GO,
             Refunding, 5.00%, 2/01/17 ................................................          3,000,000        3,115,110
             Various Purpose, 5.25%, 11/01/17 .........................................         10,000,000       10,552,000
             Various Purpose, XLCA Insured, 5.00%, 11/01/22 ...........................          4,805,000        4,811,391
       California Statewide CDA Revenue, Enloe Medical Center, Series A, California
          Mortgage Insured,
             5.25%, 8/15/19 ...........................................................          1,990,000        2,027,034
             5.375%, 8/15/20 ..........................................................          1,650,000        1,665,147
       El Dorado Irrigation District COP, Refunding, Series A, Assured Guaranty,
             5.00%, 8/01/22 ...........................................................          2,610,000        2,708,606
             5.25%, 8/01/23 ...........................................................          2,860,000        2,988,185
       Los Angeles Department of Water and Power Waterworks Revenue, Series B, MBIA
          Insured, 4.25%, 7/01/17 .....................................................          4,000,000        4,178,120
       Los Angeles USD, GO,
             Series A, MBIA Insured, 4.25%, 7/01/16 ...................................          2,500,000        2,572,525
             Series F, 5.00%, 7/01/22 .................................................          5,675,000        5,817,329
       San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, Capital
          Appreciation, Refunding, Series A, 5.65%, 1/15/17 ...........................          3,000,000        2,617,800
       Tulare Joint UHSD, GO, Election of 2004, Series A, MBIA Insured, 5.00%,
          8/01/16 .....................................................................          2,870,000        3,154,847
       Val Verde USD, COP, FGIC Insured, ETM, 5.00%, 1/01/15 ..........................          1,000,000        1,141,110
                                                                                                             --------------
                                                                                                                 65,907,249
                                                                                                             --------------
COLORADO 3.0%
       Adams County PCR, Public Service Co. of Colorado Project, Refunding, Series
          A, MBIA Insured, 4.375%, 9/01/17 ............................................         17,000,000       15,005,050
       Denver City and County COP, Series B, AMBAC Insured, Pre-Refunded, 5.75%,
          12/01/16 ....................................................................          3,000,000        3,268,260
       E-470 Public Highway Authority Revenue, Series D1, MBIA Insured, 5.50%,
          9/01/24 .....................................................................          8,000,000        6,797,040
       Public Authority for Colorado Energy Natural Gas Purchase Revenue, 5.75%,
          11/15/18 ....................................................................          5,000,000        4,396,700
                                                                                                             --------------
                                                                                                                 29,467,050
                                                                                                             --------------


                               128 | Annual Report

Franklin Tax-Free Trust

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                   PRINCIPAL AMOUNT        VALUE
-------------------------------------------------------                                   ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
FLORIDA 9.8%
       Broward County School Board COP, Series A, FSA Insured, 5.00%, 7/01/16 .........   $      5,915,000   $    6,266,055
       Collier County Capital Improvement Revenue, FGIC Insured, 4.60%, 10/01/13 ......          1,000,000        1,050,390
       Collier County School Board COP, FSA Insured, 5.00%, 2/15/22 ...................          5,075,000        5,164,777
       Hillsborough County Capacity Assessment Special Assessment Revenue, Series 2006,
          FGIC Insured, 5.00%, 3/01/19 ................................................          5,000,000        4,701,800
       Hillsborough County IDA, PCR, Tampa Electric Co. Project, Series A, 5.65%,
          5/15/18 .....................................................................          6,500,000        6,403,345
       Jacksonville Water and Sewer System Revenue, Series B, FSA Insured, 4.10%,
          10/01/13 ....................................................................          3,000,000        3,000,600
       Marion County Public Improvement Revenue, Refunding, MBIA Insured,
             4.20%, 12/01/12 ..........................................................          1,400,000        1,471,134
             4.30%, 12/01/13 ..........................................................          1,800,000        1,881,054
       Miami-Dade County School Board COP, Series A, Assured Guaranty, 5.00%,
          2/01/23 .....................................................................         12,115,000       12,152,072
       Orange County School Board COP, Series B, FGIC Insured, 5.00%,
             8/01/18 ..................................................................          5,150,000        5,369,802
             8/01/19 ..................................................................          5,985,000        6,175,323
       Orlando Waste Water Services Revenue, Refunding, Series A, AMBAC Insured, 4.00%,
          10/01/14 ....................................................................          5,000,000        5,161,350
       Palm Beach County School Board COP, Series E, MBIA Insured, 5.00%, 8/01/21 .....          6,060,000        6,244,224
       Pasco County Solid Waste Disposal and Resource Recovery System Revenue, Series
          D, FSA Insured, 5.00%,
             10/01/22 .................................................................          9,490,000        9,733,323
             10/01/24 .................................................................         10,455,000       10,607,016
       South Miami Health Facilities Authority Hospital Revenue, Baptist Health South
          Florida Group, 5.00%, 8/15/19 ...............................................          5,000,000        4,971,750
       Tampa Bay Water Utility System Revenue,
             FGIC Insured, Pre-Refunded, 5.75%, 10/01/15 ..............................          1,000,000        1,108,290
             Series B, FGIC Insured, Pre-Refunded, 4.75%, 10/01/16 ....................          3,400,000        3,682,540
                                                                                                             --------------
                                                                                                                 95,144,845
                                                                                                             --------------
GEORGIA 0.7%
       Atlanta Tax Allocation, Atlantic Station Project, Refunding, Assured Guaranty,
          5.25%,
             12/01/20 .................................................................          1,500,000        1,534,710
             12/01/21 .................................................................          1,000,000        1,016,030
       Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center,
          5.30%, 12/01/13 .............................................................          1,020,000          956,393
       South Georgia Governmental Services Authority Revenue, FGIC Insured, 5.00%,
          1/01/16 .....................................................................          2,650,000        2,895,814
                                                                                                             --------------
                                                                                                                  6,402,947
                                                                                                             --------------
HAWAII 0.3%
       Hawaii State Department of Budget and Finance Special Purpose Revenue, Kaiser
          Permanente, Series A, ETM ...................................................          2,500,000        2,525,000
                                                                                                             --------------
ILLINOIS 1.7%
       Illinois Finance Authority Revenue, Rush University Medical Certificates
          Billing Group, Series A, 6.75%, 11/01/24 ....................................          5,000,000        5,069,250
       Southwestern Illinois Development Authority Revenue, Local Government Program,
          Edwardsville Community, FSA Insured, 5.00%, 12/01/19 ........................         11,005,000       11,868,452
                                                                                                             --------------
                                                                                                                 16,937,702
                                                                                                             --------------


                               Annual Report | 129

Franklin Tax-Free Trust

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                   PRINCIPAL AMOUNT        VALUE
-------------------------------------------------------                                   ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
KENTUCKY 0.2%
       Kentucky Economic Development Finance Authority Hospital System Revenue,
          Appalachian Regional Health Center Facility, Refunding and Improvement,
             5.70%, 10/01/10 ..........................................................   $      1,000,000   $      962,970
             5.75%, 10/01/11 ..........................................................          1,500,000        1,406,250
                                                                                                             --------------
                                                                                                                  2,369,220
                                                                                                             --------------
LOUISIANA 3.1%
       Louisiana State Citizens Property Insurance Corp. Assessment Revenue, Series B,
          AMBAC Insured, 5.00%, 6/01/19 ...............................................         20,000,000       17,766,400
       New Orleans Aviation Board Revenue, Restructuring GARBS, Refunding, Series A-1,
          Assured Guaranty, 6.00%, 1/01/23 ............................................          2,000,000        2,035,440
       New Orleans GO, Radian Insured, 5.00%, 12/01/25 ................................          7,915,000        6,663,638
       St. John the Baptist Parish EDR, USX Corp. Project, Refunding, 5.35%,
          12/01/13 ....................................................................          4,000,000        3,986,440
                                                                                                             --------------
                                                                                                                 30,451,918
                                                                                                             --------------
MARYLAND 1.1%
       Maryland State EDC Student Housing Revenue, University of Maryland College Park
          Projects, Refunding, CIFG Insured, 5.00%,
             6/01/19 ..................................................................          1,445,000        1,213,728
             6/01/20 ..................................................................          1,000,000          820,990
       Maryland State Health and Higher Educational Facilities Authority Revenue,
             Peninsula Regional Medical Center, 5.00%, 7/01/18 ........................          1,600,000        1,596,352
             Peninsula Regional Medical Center, 5.00%, 7/01/19 ........................          1,430,000        1,410,638
             Peninsula Regional Medical Center, 5.00%, 7/01/20 ........................          1,000,000          972,960
             Washington County Hospital, 5.25%, 1/01/22 ...............................          1,000,000          827,390
             Washington County Hospital, 5.25%, 1/01/23 ...............................          1,250,000        1,017,812
             Western Maryland Health, Refunding, Series A, MBIA Insured, 5.00%,
                1/01/19 ...............................................................          3,020,000        3,041,895
                                                                                                             --------------
                                                                                                                 10,901,765
                                                                                                             --------------
MASSACHUSETTS 1.4%
       Massachusetts Educational Financing Authority Education Loan Revenue, Series H,
          Assured Guaranty, 6.125%, 1/01/22 ...........................................          7,500,000        7,441,950
       Massachusetts State Development Finance Agency Resource Recovery Revenue, Waste
          Management Inc. Project, Mandatory Put 12/01/09, Series A, 6.90%, 12/01/29 ..          3,000,000        3,026,520
       Massachusetts State Health and Educational Facilities Authority Revenue,
          Caregroup, Series B-2, MBIA Insured, 5.375%, 2/01/26 ........................          1,720,000        1,453,142
       Massachusetts State Industrial Finance Agency Revenue, D'Youville Senior Care,
          5.50%, 10/01/12 .............................................................          1,435,000        1,443,409
                                                                                                             --------------
                                                                                                                 13,365,021
                                                                                                             --------------
MICHIGAN 8.9%
       Detroit GO,
             Series A-1, MBIA Insured, 5.00%, 4/01/19 .................................          5,000,000        4,141,300
             Series B, FSA Insured, 5.00%, 4/01/18 ....................................          2,635,000        2,328,181
             Series B, FSA Insured, 5.00%, 4/01/19 ....................................          2,515,000        2,156,990


                               130 | Annual Report

Franklin Tax-Free Trust

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                   PRINCIPAL AMOUNT        VALUE
-------------------------------------------------------                                   ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
MICHIGAN (CONTINUED)
       Michigan Municipal Bond Authority Revenue,
          Local Government Loan Program, Group A, Refunding, Series B, AMBAC Insured,
             5.00%, 12/01/17 ..........................................................   $      1,000,000   $      993,630
          Local Government Loan Program, Group A, Refunding, Series B, AMBAC Insured,
             5.00%, 12/01/18 ..........................................................          1,000,000          983,290
          School District City of Detroit, FSA Insured, 5.00%, 6/01/17 ................         10,000,000       10,933,700
       Michigan State GO, Refunding, Series A, 5.25%, 11/01/22 ........................         10,000,000       10,067,100
       Michigan State Hospital Finance Authority Revenue,
          Ascension Health Credit, Series A, MBIA Insured, Pre-Refunded, 6.00%,
             11/15/13 .................................................................          1,200,000        1,256,784
          Trinity Health Credit Group, Mandatory Put 12/01/17, Refunding, Series A,
             6.00%, 12/01/34 ..........................................................         10,000,000       11,088,700
   (a) Michigan State Revenue, Grant Anticipation Bonds, FSA Insured, 5.25%, 9/15/20 ..          7,500,000        7,760,400
       Michigan State Strategic Fund Limited Obligation Revenue, Michigan House
          Republic Facilities, Series A, Assured Guaranty, 5.25%,
             10/15/22 .................................................................          4,000,000        4,273,720
             10/15/23 .................................................................          1,000,000        1,055,560
       Michigan Tobacco Settlement Finance Authority Revenue, Tobacco Settlement
          Asset, Senior Series A, 5.25%, 6/01/22 ......................................         10,000,000        7,647,200
       Royal Oak Hospital Finance Authority Revenue, William Beaumont Hospital,
          Refunding, 6.25%, 9/01/14 ...................................................          3,000,000        3,119,790
       Saginaw-Midland Municipal Water Supply Corp. Revenue GO, Water Supply System,
          Refunding, MBIA Insured, 4.25%, 9/01/13 .....................................          1,245,000        1,329,722
       South Lyon Community Schools GO, Refunding, FGIC Insured, 5.00%, 5/01/16 .......          3,040,000        3,466,755
       Wayne-Westland Community Schools GO, Refunding,
             4.50%, 5/01/12 ...........................................................          1,035,000        1,111,155
             4.625%, 5/01/13 ..........................................................          1,095,000        1,189,028
             FSA Insured, 5.00%, 5/01/16 ..............................................          2,825,000        3,106,116
       Western Townships Utilities Authority GO, Refunding, MBIA Insured, 4.75%,
          1/01/17 .....................................................................          4,290,000        4,341,094
       Wyandotte Electric Revenue, Refunding, Assured Guaranty, 5.00%, 10/01/17 .......          3,955,000        4,142,981
                                                                                                             --------------
                                                                                                                 86,493,196
                                                                                                             --------------
MINNESOTA 1.9%
       Chaska ISD No. 112 GO, Refunding, Series A, 5.00%, 2/01/16 .....................          4,000,000        4,083,360
       Minneapolis GO, Various Purpose,
             5.00%, 12/01/17 ..........................................................          2,480,000        2,627,635
             Pre-Refunded, 5.00%, 12/01/17 ............................................            520,000          572,385
       Minneapolis Special School District No. 001 COP, Refunding, Series B, FGIC
          Insured, 4.625%, 2/01/17 ....................................................          1,000,000        1,031,400
       Mounds View ISD No. 621 GO, MBIA Insured, 5.00%,
             2/01/14 ..................................................................          2,340,000        2,508,503
             2/01/15 ..................................................................          2,425,000        2,585,559
             2/01/16 ..................................................................          2,460,000        2,607,969
       Ramsey County GO, Capital Improvement Plan, Series A, 4.75%, 2/01/15 ...........          2,215,000        2,353,925
                                                                                                             --------------
                                                                                                                 18,370,736
                                                                                                             --------------
MISSOURI 2.6%
       Hannibal IDA Health Facilities Revenue, Refunding, 5.00%, 3/01/19 ..............          1,675,000        1,405,057
       Jackson County Reorganized School District No. 7 Lee's Summit GO, School
          Building, MBIA Insured, 5.00%, 3/01/16 ......................................          2,000,000        2,177,380


                               Annual Report | 131

Franklin Tax-Free Trust

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                   PRINCIPAL AMOUNT        VALUE
-------------------------------------------------------                                   ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
MISSOURI (CONTINUED)
       Missouri Joint Municipal Electric Utility Commission Power Project Revenue,
          Plum Point Project, MBIA Insured, 5.00%,
             1/01/17 ..................................................................   $      1,500,000   $    1,488,405
             1/01/19 ..................................................................          1,000,000          950,810
       Southeast Missouri State University System Facilities Revenue, Refunding and
          Improvement, MBIA Insured,
             4.375%, 4/01/12 ..........................................................            335,000          352,276
             4.50%, 4/01/14 ...........................................................            545,000          566,337
             4.60%, 4/01/15 ...........................................................          1,360,000        1,406,199
             4.70%, 4/01/16 ...........................................................          1,165,000        1,202,396
       Springfield Public Utility Revenue, FGIC Insured, 4.50%, 8/01/21 ...............         15,245,000       15,938,038
                                                                                                             --------------
                                                                                                                 25,486,898
                                                                                                             --------------
NEVADA 0.5%
       Clark County School District GO, Refunding, Series A, MBIA Insured, 4.50%,
          6/15/19 .....................................................................          5,000,000        4,975,300
                                                                                                             --------------
NEW JERSEY 2.6%
       Gloucester County Improvement Authority Solid Waste Resource Recovery Revenue,
          Waste Management Inc. Project, Mandatory Put 12/01/09, Refunding, Series A,
          6.85%, 12/01/29 .............................................................          2,625,000        2,647,260
       Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding,
          Series 1, 5.90%, 1/01/15 ....................................................            755,000          693,060
       New Jersey State COP, Equipment Lease Purchase, Series A, AMBAC Insured, 5.00%,
          6/15/17 .....................................................................          5,000,000        5,365,950
       New Jersey State Transportation Trust Fund Authority Revenue, Transportation
          System, Refunding, Series C, FSA Insured, 4.50%, 12/15/10 ...................         10,000,000       10,530,400
          Series D, FSA Insured, 5.00%, 6/15/19 .......................................          5,630,000        5,984,634
                                                                                                             --------------
                                                                                                                 25,221,304
                                                                                                             --------------
NEW YORK 13.2%
       Erie County IDA School Facility Revenue, City School District Buffalo Project,
          Series A, FSA Insured, 5.75%, 5/01/22 .......................................          5,000,000        5,352,150
       Liverpool Central School District GO, Refunding, FSA Insured, 5.00%, 7/15/14 ...          1,560,000        1,685,549
       Long Island Power Authority Electric System Revenue, General,
             Refunding, Series A, FGIC Insured, 5.00%, 12/01/19 .......................          7,000,000        7,297,290
             Series E, FGIC Insured, 5.00%, 12/01/18 ..................................          8,500,000        9,019,945
       MTA Commuter Facilities Revenue, Services Contract, Series R, ETM, 5.50%,
          7/01/11 .....................................................................          2,215,000        2,256,110
       MTA Revenue, Transportation,
             Refunding, Series F, 5.00%, 11/15/15 .....................................          1,250,000        1,350,162
             Series A, FSA Insured, 5.00%, 11/15/20 ...................................          5,000,000        5,333,650
             Series C, 5.00%, 11/15/16 ................................................          1,150,000        1,239,700
             Series C, 5.75%, 11/15/18 ................................................         15,000,000       17,001,450
       MTA Transit Facilities Revenue, Series A, Pre-Refunded, 6.00%, 7/01/15 .........          1,500,000        1,527,150
       New York City GO,
             Refunding, Series C, MBIA Insured, 5.875%, 8/01/16 .......................              5,000            5,227
             Refunding, Series G, 5.00%, 8/01/21 ......................................          7,000,000        7,105,280
             Refunding, Series H, 5.00%, 8/01/17 ......................................          4,330,000        4,521,429
             Series C, MBIA Insured, Pre-Refunded, 5.875%, 8/01/16 ....................          1,245,000        1,344,314
             Series D1, 5.00%, 12/01/21 ...............................................          5,000,000        5,059,650
             Series F, 4.75%, 1/15/16 .................................................          3,000,000        3,094,860
             Series H, 5.00%, 8/01/16 .................................................          3,000,000        3,157,920


                               132 | Annual Report

Franklin Tax-Free Trust

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                   PRINCIPAL AMOUNT        VALUE
-------------------------------------------------------                                   ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
NEW YORK (CONTINUED)
       New York City GO, (continued)
             Series J, Sub Series J-1, FSA Insured, 5.00%, 6/01/20 ....................   $     10,000,000   $   10,274,300
             Series O, 5.00%, 6/01/19 .................................................          5,000,000        5,137,150
       New York City Transitional Finance Authority Building Aid Revenue, Fiscal
          2009, Series S-3, 5.00%, 1/15/23 ............................................          5,000,000        5,140,900
       New York City Transitional Finance Authority Revenue, Series C, 4.50%,
          2/15/13 .....................................................................          4,500,000        4,800,375
       New York State Dormitory Authority Revenue, Mortgage, St. Barnabas, Series
          B, FHA Insured, 4.25%, 8/01/14 ..............................................          2,355,000        2,465,991
       New York State Dormitory Authority Revenues, State Supported Debt, 2008,
          Mental Health, Refunding, Series D, MBIA Insured, 5.00%, 8/15/17 ............            190,000          189,322
       New York State Energy Research and Development Authority PCR, New York State
          Electric and Gas Corp. Project, MBIA Insured, 4.10%, 3/15/15 ................          7,000,000        7,067,620
       New York State Thruway Authority General Revenue, Refunding, Series H, FGIC
          Insured, 5.00%, 1/01/22 .....................................................         10,000,000       10,419,400
       Rockland County Solid Waste Management Authority Revenue, Refunding, Series
          A, Assured Guaranty, 5.375%, 12/15/18 .......................................          5,365,000        5,929,452
                                                                                                             --------------
                                                                                                                127,776,346
                                                                                                             --------------
NORTH CAROLINA 5.0%
       Asheville Water System Revenue, FSA Insured, Pre-Refunded, 5.25%,
             8/01/15 ..................................................................            915,000        1,002,703
             8/01/17 ..................................................................          1,020,000        1,117,767
             8/01/19 ..................................................................          1,030,000        1,128,725
       Charlotte Water and Sewer System Revenue, 5.00%, 6/01/16 .......................          4,000,000        4,239,920
       Charlotte-Mecklenburg Hospital Authority Health Care System Revenue, Carolinas
          HealthCare System, Series A, FSA Insured, 5.00%, 1/15/22 ....................         10,000,000       10,300,800
       North Carolina Eastern Municipal Power Agency Power System Revenue,
          Refunding, Series A, Assured Guaranty, 5.25%, 1/01/19 .......................         15,000,000       15,589,350
          Series C, Assured Guaranty, 6.00%, 1/01/19 ..................................          2,500,000        2,669,975
          Series D, 6.45%, 1/01/14 ....................................................          1,000,000        1,024,770
       North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue, Catawba
          Electric, Refunding, Series A, 5.25%, 1/01/20 ...............................          4,500,000        4,630,905
       Wake County GO, Public Improvement, 4.50%, 3/01/14 .............................          6,400,000        6,829,696
                                                                                                             --------------
                                                                                                                 48,534,611
                                                                                                             --------------
OHIO 5.4%
       Akron GO, Various Purpose, Refunding and Improvement, MBIA Insured, 4.125%,
          12/01/14 ....................................................................          1,000,000        1,037,700
       Allen County GO, Refunding, AMBAC Insured, 4.75%, 12/01/17 .....................          2,180,000        2,300,881
       American Municipal Power Inc. Revenue, Refunding, 5.25%,
             2/15/20 ..................................................................          6,000,000        6,355,500
             2/15/21 ..................................................................         11,500,000       11,982,885
       Buckeye Tobacco Settlement Financing Authority Revenue, Asset-Backed, Senior
          Current Interest Turbo Term Bond, Series A-2, 5.375%, 6/01/24 ...............          4,860,000        3,657,150
       Cleveland Municipal School District GO, FSA Insured, 5.00%,
             12/01/14 .................................................................          1,915,000        2,143,766
             12/01/15 .................................................................          1,510,000        1,663,869
             12/01/16 .................................................................          1,400,000        1,529,136
       Franklin County Health Care Facilities Revenue, Presbyterian Retirement
          Services, Refunding,
             5.40%, 7/01/10 ...........................................................            775,000          760,058
             5.50%, 7/01/11 ...........................................................            500,000          483,175


                               Annual Report | 133

Franklin Tax-Free Trust

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                   PRINCIPAL AMOUNT        VALUE
-------------------------------------------------------                                   ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
OHIO (CONTINUED)
       Lake Local School District Wood County GO, MBIA Insured,
             5.20%, 12/01/17 ..........................................................   $        375,000   $      401,126
             Pre-Refunded, 5.20%, 12/01/17 ............................................          2,190,000        2,443,558
       Lakewood City School District GO, School Improvement, Refunding, FSA Insured,
          4.50%, 12/01/22 .............................................................          2,900,000        2,969,339
       Mahoning County Sewer System Revenue, AMBAC Insured, 5.20%, 12/01/14 ...........          1,360,000        1,429,197
       Mason City School District GO, School Improvement, Refunding, FGIC Insured,
          5.00%, 12/01/15 .............................................................          2,670,000        3,044,334
       Montgomery County Revenue, Miami Valley Hospital, Mandatory Put 11/15/14,
          Refunding, Series B, 5.25%, 11/15/39 ........................................          4,000,000        4,005,520
       Nordonia Hills City School District GO, School Improvement, Refunding, FGIC
          Insured, 4.50%, 12/01/21 ....................................................          2,360,000        2,415,649
       University of Akron General Receipts Revenue, FGIC Insured, Pre-Refunded,
          5.75%, 1/01/14 ..............................................................          2,000,000        2,104,180
       Youngstown GO, AMBAC Insured, 6.125%, 12/01/15 .................................          1,275,000        1,358,665
                                                                                                             --------------
                                                                                                                 52,085,688
                                                                                                             --------------
OREGON 1.8%
       Deschutes County Hospital Facilities Authority Hospital Revenue, Cascade
          Healthcare, Refunding, 7.375%, 1/01/23 ......................................          2,000,000        2,137,340
       Oregon State Department of Administrative Services COP, Series A, FGIC Insured,
          5.00%, 11/01/19 .............................................................          2,340,000        2,570,607
       Portland Sewer System Revenue, second lien, Series B, MBIA Insured, 5.00%,
             6/15/18 ..................................................................          3,135,000        3,496,591
             6/15/19 ..................................................................          3,290,000        3,613,440
       Salem Water and Sewer Revenue,
             MBIA Insured, 4.10%, 6/01/16 .............................................          1,035,000        1,067,892
             Refunding, FSA Insured, 4.375%, 6/01/11 ..................................          2,160,000        2,294,870
             Refunding, FSA Insured, 4.50%, 6/01/12 ...................................          2,250,000        2,442,623
                                                                                                             --------------
                                                                                                                 17,623,363
                                                                                                             --------------
PENNSYLVANIA 2.2%
       Allegheny County Hospital Development Authority Revenue, University of
          Pittsburgh Medical Center, Series B, 5.00%, 6/15/18 .........................          5,000,000        5,127,800
       Allegheny County IDAR, Pollution Control, Refunding, Series A, AMBAC Insured,
          4.35%, 12/01/13 .............................................................          5,000,000        5,339,400
       Pennsylvania State Turnpike Commission Turnpike Revenue, Refunding, Series C,
          Sub Series C-1, Assured Guaranty, 6.00%, 6/01/23 ............................         10,000,000       11,051,500
                                                                                                             --------------
                                                                                                                 21,518,700
                                                                                                             --------------
SOUTH CAROLINA 0.9%
       Charleston County Resource Recovery Revenue, Foster Wheeler Charleston,
          Refunding, AMBAC Insured, 5.25%, 1/01/10 ....................................          1,000,000        1,022,200
       Rock Hill Utility System Revenue, Refunding and Improvement, Series A, FSA
          Insured, 4.00%, 1/01/14 .....................................................          2,000,000        2,112,480
       Scago Educational Facilities Corp. for Pickens School District Revenue, Pickens
          County Project, FSA Insured, 5.00%, 12/01/18 ................................          5,000,000        5,174,800
                                                                                                             --------------
                                                                                                                  8,309,480
                                                                                                             --------------
TENNESSEE 0.5%
       Tennessee Energy Acquisition Corp. Gas Revenue, Series C, 5.00%, 2/01/22 .......          6,500,000        4,634,435
                                                                                                             --------------


                               134 | Annual Report

Franklin Tax-Free Trust

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                   PRINCIPAL AMOUNT       VALUE
-------------------------------------------------------                                   ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
TEXAS 6.2%
       Dallas County Utility and Reclamation District GO, Refunding,
          Series A, AMBAC Insured, 5.15%, 2/15/21 .....................................   $      3,025,000   $    2,948,558
          Series B, AMBAC Insured, 5.15%, 2/15/21 .....................................          8,025,000        7,822,208
       Dallas Waterworks and Sewer System Revenue, Refunding, AMBAC Insured,
          4.50%, 10/01/19 .............................................................         10,000,000       10,560,400
       Harris County Hospital District Revenue, senior lien, Refunding,
          Series A, MBIA Insured, 5.00%,  2/15/22 .....................................          4,165,000        4,056,502
       Houston Hotel Occupancy Tax and Special Revenue, Convention and
       Entertainment, Series B,
          AMBAC Insured, 5.00%, 9/01/11 ...............................................          6,000,000        6,456,660
       Laredo ISD Public Facility Corp. Lease Revenue, Series C, AMBAC Insured,
          5.00%, 8/01/19 ..............................................................          1,000,000        1,034,320
       Port Corpus Christi Nueces County General Revenue, Union Pacific, Refunding,
          5.35%, 11/01/10 .............................................................          2,500,000        2,500,500
       Sabine River Authority PCR, Southwestern Electric Co., Refunding, MBIA
          Insured, 4.95%, 3/01/18 .....................................................         15,000,000       15,075,600
       Travis County Health Facilities Development Corp. Revenue, Ascension
          Health Credit, Series A,  MBIA Insured, Pre-Refunded, 6.25%, 11/15/17 .......          1,500,000        1,573,575
       Tyler Health Facilities Development Corp. Hospital Revenue, East Texas
          Medical Center, Refunding and Improvement, Series A, 5.25%,
             11/01/22 .................................................................          5,000,000        3,890,300
             11/01/23 .................................................................          5,000,000        3,835,750
                                                                                                             --------------
                                                                                                                 59,754,373
                                                                                                             --------------
UTAH 0.2%
       Salt Lake County College Revenue, Refunding, 5.00%, 10/01/19 ...................          2,585,000        2,128,618
                                                                                                             --------------
U.S. TERRITORIES 2.4%
PUERTO RICO 1.9%
       Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax
          Revenue, Refunding,
          Series C, AMBAC Insured, 5.50%, 7/01/24 .....................................         10,000,000        9,354,500
       Puerto Rico Electric Power Authority Power Revenue, Refunding, Series SS,
       MBIA Insured,
          5.00%, 7/01/24 ..............................................................         10,000,000        9,045,800
                                                                                                             --------------
                                                                                                                 18,400,300
                                                                                                             --------------
VIRGIN ISLANDS 0.5%
       Virgin Islands PFAR, senior lien, Refunding, Series A, 5.30%, 10/01/11 .........          4,000,000        4,006,400
       Virgin Islands Water and Power Authority Water System Revenue, Refunding,
          5.00%, 7/01/09 ..............................................................            520,000          514,790
                                                                                                             --------------
                                                                                                                  4,521,190
                                                                                                             --------------
       TOTAL U.S. TERRITORIES .........................................................                          22,921,490
                                                                                                             --------------
       TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS (COST $924,377,357) ........                         916,747,758
                                                                                                             --------------
SHORT TERM INVESTMENTS 4.6%
MUNICIPAL BONDS 4.6%
COLORADO 0.4%

   (b) Colorado Educational and Cultural Facilities Authority Revenue, National
          Jewish Federation Bond Program,
             Refunding, Series D-1, Daily VRDN and Put, 0.65%, 7/01/36 ................          3,380,000        3,380,000
             Series A-7, Daily VRDN and Put, 0.65%, 7/01/29 ...........................            600,000          600,000
                                                                                                             --------------
                                                                                                                  3,980,000
                                                                                                             --------------


                              Annual Report | 135

Franklin Tax-Free Trust

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                   PRINCIPAL AMOUNT       VALUE
-------------------------------------------------------                                   ----------------   --------------
SHORT TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
CONNECTICUT 0.1%
   (b) Connecticut State Health and Educational Facilities Authority Revenue,
          Yale University,
          Series V-2, Daily VRDN and Put, 0.35%, 7/01/36 ..............................   $      1,300,000   $    1,300,000
                                                                                                             --------------
FLORIDA 0.2%
   (b) Broward County Educational Facilities Authority Revenue, Nova
          Southeastern University,
          Series A, Daily VRDN and Put, 0.60%, 4/01/38 ................................          2,100,000        2,100,000
                                                                                                             --------------
KENTUCKY 0.2%
   (b) Breckinridge County Lease Program Revenue, Kentucky Assn. Counties
          Leasing Trust, Series A, Daily VRDN and Put, 0.60%, 2/01/32 .................          1,110,000        1,110,000
   (b) Lexington-Fayette Urban County Airport Board General Airport Revenue,
          Refunding, Series B, Daily VRDN and Put, 0.65%, 7/01/38 .....................            185,000          185,000
   (b) Shelby County Lease Revenue, Series A, Daily VRDN and Put, 0.60%, 9/01/34 ......          1,120,000        1,120,000
                                                                                                             --------------
                                                                                                                  2,415,000
                                                                                                             --------------
MARYLAND 0.4%
   (b) Maryland State EDC, EDR, U.S. Pharmacopeial, Refunding, Series A, Daily
          VRDN and Put, 0.60%, 7/01/38 ................................................          2,700,000        2,700,000
   (b) Maryland State Health and Higher Educational Facilities Authority
          Revenue, Upper Chesapeake Hospital, Refunding, Series A, Daily VRDN and Put,
             0.60%, 1/01/43 ...........................................................            800,000          800,000
                                                                                                             --------------
                                                                                                                  3,500,000
                                                                                                             --------------
MASSACHUSETTS 0.2%
   (b) Massachusetts State Health and Educational Facilities Authority Revenue,
          Stonehill College,
          Series K, Daily VRDN and Put, 0.45%, 7/01/37 ................................          1,900,000        1,900,000
                                                                                                             --------------
NEVADA 0.3%
   (b) Clark County School District GO, Series A, FSA Insured, Daily VRDN and
          Put, 0.62%, 6/15/21 .........................................................          3,270,000        3,270,000
                                                                                                             --------------
NEW YORK 0.1%
   (b) New York City GO, Refunding, Series H, Sub Series H-3, FSA Insured, Daily
          VRDN and Put, 0.60%, 8/01/14 ................................................            600,000          600,000
                                                                                                             --------------
OHIO 0.8%
   (b) Allen County Hospital Facilities Revenue, Catholic Healthcare, Series A,
          Daily VRDN and Put, 0.55%, 10/01/31 .........................................          2,100,000        2,100,000
   (b) Cuyahoga County Revenue, Cleveland Clinic Health System Obligated Group,
          Series B, Sub Series B-1, Daily VRDN and Put, 0.50%, 1/01/39 ................          5,400,000        5,400,000
                                                                                                             --------------
                                                                                                                  7,500,000
                                                                                                             --------------
TENNESSEE 1.9%
   (b) Clarksville PBA Revenue,
          Metropolitan Government Nashville & Davidson, Refunding, Daily VRDN and
             Put, 0.60%, 7/01/26 ......................................................          4,700,000        4,700,000
          Pooled Financing, Tennessee Municipal Bond Fund, Daily VRDN and Put, 0.60%,
             1/01/33 ..................................................................          3,050,000        3,050,000
          Pooled Financing, Tennessee Municipal Bond Fund, Daily VRDN and Put, 0.60%,
             11/01/35 .................................................................          2,100,000        2,100,000


                              136 | Annual Report

Franklin Tax-Free Trust

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                   PRINCIPAL AMOUNT       VALUE
-------------------------------------------------------                                   ----------------   --------------
SHORT TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
TENNESSEE (CONTINUED)
   (b) Montgomery County PBA Pooled Financing Revenue, Tennessee County Loan
          Pool, Daily VRDN  and Put, 0.60%,
             4/01/32 ..................................................................   $      5,300,000   $    5,300,000
             7/01/34 ..................................................................          3,300,000        3,300,000
                                                                                                             --------------
                                                                                                                 18,450,000
                                                                                                             --------------
       TOTAL SHORT TERM INVESTMENTS (COST $45,015,000) ................................                          45,015,000
                                                                                                             --------------
       TOTAL INVESTMENTS (COST $969,392,357) 99.1% ....................................                         961,762,758
       OTHER ASSETS, LESS LIABILITIES 0.9% ............................................                           8,818,414
                                                                                                             --------------
       NET ASSETS 100.0% ..............................................................                      $  970,581,172
                                                                                                             ==============

See Abbreviations on page 238.

(a)  Security purchased on a delayed delivery basis. See Note 1(b).

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 137

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND

                                                                YEAR ENDED FEBRUARY 28,
                                                   ------------------------------------------------
CLASS A                                              2009     2008(a)     2007      2006      2005
-------                                            --------   -------   -------   -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $   9.96   $  9.93   $  9.91   $  9.99   $ 10.12
                                                   --------   -------   -------   -------   -------
Income from investment operations(b):
   Net investment income(c) ....................       0.27      0.31      0.29      0.21      0.15
   Net realized and unrealized gains (losses) ..       0.16      0.05      0.02     (0.09)    (0.14)
                                                   --------   -------   -------   -------   -------
Total from investment operations ...............       0.43      0.36      0.31      0.12      0.01
                                                   --------   -------   -------   -------   -------
Less distributions from net investment income ..      (0.28)    (0.33)    (0.29)    (0.20)    (0.14)
                                                   --------   -------   -------   -------   -------
Redemption fees(d, e) ..........................         --        --        --        --        --
                                                   --------   -------   -------   -------   -------
Net asset value, end of year ...................   $  10.11   $  9.96   $  9.93   $  9.91   $  9.99
                                                   ========   =======   =======   =======   =======
Total return(f) ................................       4.33%     3.64%     3.20%     1.23%     0.14%
RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by
   affiliates ..................................       1.03%     1.19%     1.16%     1.09%     1.13%
Expenses net of waiver and payments by
   affiliates ..................................       0.53%     0.50%     0.50%     0.50%     0.50%
Net investment income ..........................       2.70%     3.12%     2.88%     2.07%     1.49%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $184,887   $43,914   $18,683   $26,005   $33,254
Portfolio turnover rate ........................      12.69%    18.39%    57.74%    32.42%    15.79%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                              138 | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2009

FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND                                        PRINCIPAL AMOUNT       VALUE
--------------------------------------------------                                        ----------------   --------------
MUNICIPAL BONDS 73.3%
ALABAMA 1.0%
       East Alabama Health Care Authority Health Care Facilities Revenue,
          Mandatory Put 9/01/13, Series B, 5.00%, 9/01/33 .............................   $      1,000,000   $      976,640
          Mandatory Put 9/01/18, Series A, 5.25%, 9/01/36 .............................          1,000,000          935,210
                                                                                                             --------------
                                                                                                                  1,911,850
                                                                                                             --------------
CALIFORNIA 12.9%
       Alameda-Contra Costa Transit District COP, FHR Computer System Project,
          4.00%, 8/01/12 ..............................................................            925,000          971,898
       Brea and Olinda USD, GO, Election of 1999, Series A, FGIC Insured, 2.60%,
          8/01/09 .....................................................................            120,000          120,701
       California Educational Facilities Authority Revenue, Santa Clara University,
          Refunding, Series A, FSA Insured, 2.625%, 9/01/09 ...........................            100,000          100,933
       California Health Facilities Financing Authority Revenue,
          Catholic Healthcare West, Series G, 5.00%, 7/01/09 ..........................            750,000          759,150
          Sutter Health, Series A, 5.00%, 8/15/12 .....................................          1,000,000        1,060,300
       California State Economic Recovery GO, Series A,
          4.00%, 7/01/10 ..............................................................          1,000,000        1,032,660
          5.25%, 7/01/13 ..............................................................            200,000          217,270
       California State GO, Refunding,
          5.00%, 4/01/15 ..............................................................            500,000          535,060
          FSA Insured, 5.25%, 2/01/10 .................................................            445,000          457,825
       California Statewide CDA, PCR, Southern California Edison Co., Mandatory Put
          4/01/13,
          Refunding, Series A, XLCA Insured, 4.10%, 4/01/28 ...........................          1,500,000        1,453,470
       California Statewide CDA Revenue,
          CHF-Irvine LLC, UCI East Campus Apartments, Phase II, 5.00%, 5/15/14 ........          1,000,000          930,880
          Methodist Hospital of Southern California Project, FHA Insured, 5.50%,
             2/01/13 ..................................................................          2,430,000        2,602,336
       Fontana PFA Lease Revenue, AMBAC Insured, 5.00%, 9/01/14 .......................            375,000          401,719
       Hercules RDA Tax Allocation Revenue, Series A, AMBAC Insured, 5.00%, 8/01/14 ...          1,430,000        1,571,770
       Long Beach Bond Finance Authority Natural Gas Purchase Revenue, Series A,
          5.00%,
          11/15/09 ....................................................................            400,000          395,536
       Lynwood USD, GO, Election of 2002, Series A, FSA Insured, 4.00%, 8/01/10 .......            100,000          103,243
       Northern California Power Agency Public Power Revenue, Hydroelectric Project
          No. 1, Refunding,
          Series C, Assured Guaranty, 5.00%, 7/01/15 ..................................          1,000,000        1,118,070
       Pacifica COP, AMBAC Insured, 4.50%, 1/01/13 ....................................          1,050,000        1,110,375
       Palo Verde Community College District COP, AMBAC Insured, 5.00%, 1/01/15 .......            745,000          795,697
       Poway RDA Tax Allocation, Paguay Redevelopment Project, Series A, MBIA
          Insured, 3.00%,
          6/15/09 .....................................................................            100,000          100,402
       Rio Linda Unified Elementary School District, Election of 2002, Series A,
          FSA Insured, 4.00%,
          8/01/10 .....................................................................            100,000          102,960
       San Jose RDA Tax Allocation, Series A, 6.125%, 8/01/15 .........................          3,000,000        3,193,080
       Santa Clara County Financing Authority Revenue, El Camino, Series B, AMBAC
          Insured, 5.00%,
          2/01/14 .....................................................................          1,000,000        1,041,420
          2/01/15 .....................................................................          1,025,000        1,065,303
       Southern California Public Power Authority Natural Gas Project Revenue,
          Project No. 1, Series A,
          5.00%, 11/01/15 .............................................................          1,000,000          840,100
       Tustin USD School Facilities ID No. 2002-1 GO, Capital Appreciation,
          Election of 2002, Series C, FSA Insured, zero cpn.,
             6/01/09 ..................................................................            445,000          443,896
             6/01/18 ..................................................................            810,000          564,278
       West Kern Community College District COP, AMBAC Insured, 4.50%, 11/01/14 .......            780,000          826,270
                                                                                                             --------------
                                                                                                                 23,916,602
                                                                                                             --------------


                              Annual Report | 139

Franklin Tax-Free Trust

FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND                                        PRINCIPAL AMOUNT       VALUE
--------------------------------------------------                                        ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
COLORADO 0.9%
       Regional Transportation District COP, Transit Vehicles, Series A, AMBAC
          Insured, 5.00%,
          12/01/15 ....................................................................   $      1,500,000   $    1,614,405
                                                                                                             --------------
FLORIDA 3.9%
       Florida State Hurricane Catastrophe Fund Finance Corp. Revenue, Series A,
          4.25%, 7/01/14 ..............................................................          3,000,000        2,927,220
       Miami-Dade County GO, 5.00%, 7/01/12 ...........................................          3,000,000        3,228,810
       Sarasota County GO, Environmentally Sensitive Program, 4.00%, 10/01/09 .........          1,065,000        1,084,255
                                                                                                             --------------
                                                                                                                  7,240,285
                                                                                                             --------------
ILLINOIS 1.5%
       Chicago Wastewater Transmission Revenue, Series A, BHAC Insured,
          5.00%, 1/01/16 ..............................................................          1,425,000        1,581,080
          5.50%, 1/01/17 ..............................................................          1,000,000        1,146,130
                                                                                                             --------------
                                                                                                                  2,727,210
                                                                                                             --------------
INDIANA 0.3%
       Avon Community School Building Corp. Revenue, First Management, AMBAC
          Insured, 4.25%,
          1/15/11 .....................................................................            520,000          531,398
                                                                                                             --------------
KANSAS 0.3%
       Junction City COP, Radian Insured, 4.00%,
          9/01/09 .....................................................................            215,000          217,073
          9/01/10 .....................................................................            310,000          315,443
                                                                                                             --------------
                                                                                                                    532,516
                                                                                                             --------------
KENTUCKY 0.6%
       Kentucky Rural Water Finance Corp. Public Project Revenue, Flexible Term
          Program, Series D,
          4.00%, 8/01/09 ..............................................................          1,170,000        1,182,812
                                                                                                             --------------
LOUISIANA 0.8%
       Louisiana Local Government Environmental Facilities and CDA Revenue,
          Shreveport Utility
          System Projects, MBIA Insured, 4.00%, 12/01/14 ..............................            500,000          499,975
       Louisiana State Citizens Property Insurance Corp. Assessment Revenue,
          Series B,
          AMBAC Insured, 5.00%, 6/01/09 ...............................................          1,000,000        1,001,180
                                                                                                             --------------
                                                                                                                  1,501,155
                                                                                                             --------------
MICHIGAN 2.8%
       Charlevoix Public School District GO, School Building and Site, FSA
          Insured, 3.00%,
          5/01/10 .....................................................................            800,000          817,816
          5/01/11 .....................................................................            800,000          830,232
       Wyandotte Electric Revenue, Refunding, Assured Guaranty, 5.00%, 10/01/13 .......          3,355,000        3,565,962
                                                                                                             --------------
                                                                                                                  5,214,010
                                                                                                             --------------
MINNESOTA 6.1%
       Farmington GO, Improvement, Series B, FSA Insured, 3.50%, 2/01/14 ..............            455,000          483,023
       Minneapolis Health Care System Revenue, Fairview Health Services, Series A,
          5.00%,
          11/15/12 ....................................................................          1,000,000        1,025,350
       Northern Municipal Power Agency Electric System Revenue, Refunding, Series A,
          Assured Guaranty, 5.00%,
             1/01/12 ..................................................................          2,000,000        2,133,240
             1/01/15 ..................................................................          5,000,000        5,394,600
       St. Paul ISD No. 625 GO, Refunding, Series B, 4.50%, 2/01/10 ...................          2,190,000        2,266,015
                                                                                                             --------------
                                                                                                                 11,302,228
                                                                                                             --------------


                              140 | Annual Report

Franklin Tax-Free Trust

FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND                                        PRINCIPAL AMOUNT        VALUE
--------------------------------------------------                                        ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
MISSISSIPPI 0.9%
       Mississippi Development Bank Special Obligation Revenue, Jackson Public
          School District GO Bond Project, FSA Insured, 5.00%,
             4/01/11 ..................................................................   $      1,000,000   $    1,068,900
             4/01/12 ..................................................................            500,000          548,435
                                                                                                             --------------
                                                                                                                  1,617,335
                                                                                                             --------------
NEBRASKA 0.4%
       University of Nebraska Facilities Corp. Revenue, University of Nebraska
          Medical Center Research Center, 4.00%, 2/15/10 ..............................            750,000          772,095
                                                                                                             --------------
NEVADA 0.1%
       Henderson Local ID No. T-6 Special Assessment, Senior Limited Obligation,
          Refunding, Series A,
          FSA Insured, 2.85%, 11/01/09 ................................................            265,000          268,575
                                                                                                             --------------
NEW YORK 15.9%
       Albany IDA Civic Facility Revenue, St. Peter's Hospital Project, Series A,
          4.75%, 11/15/09 .............................................................            295,000          294,481
       Amherst IDA Civic Facility Revenue, Mandatory Put 10/01/11, Refunding,
          Series A,
          Radian Insured, 4.20%, 10/01/31 .............................................          1,340,000        1,344,181
       Buffalo GO, General Improvement, Series A, Assured Guaranty, 5.00%, 2/01/11 ....          1,110,000        1,170,950
       Erie County Water Authority Water Revenue, Refunding, 4.00%, 12/01/10 ..........          1,000,000        1,046,510
       Hempstead Town IDA Civic Facility Revenue, Adelphi University Civic
          Facility, 3.75%, 10/01/09 ...................................................            315,000          319,586
       Monroe County GO, Refunding, Series A, Assured Guaranty, 5.00%, 6/01/11 ........          2,135,000        2,267,882
       New York City IDA Civic Facility Revenue, USTA National Tennis Center Inc. .....
          Project, Refunding,
          FSA Insured, 5.00%, 11/15/09 ................................................            600,000          617,736
       New York City IDAR, Capital Appreciation, Yankee Stadium, Pilot, Assured
          Guaranty, zero cpn., 3/01/14 ................................................          5,335,000        4,310,040
       New York City Trust for Cultural Resources Revenue, Museum of Modern Art,
          Refunding, Series 1A, 5.00%, 10/01/10 .......................................            500,000          525,690
       New York Local Government Assistance Corp. Revenue, senior lien, Refunding,
          Series A, 5.00%, 4/01/11 ....................................................            300,000          320,922
       New York State Dormitory Authority Revenues,
          Kateri Residence, Refunding, 4.00%, 7/01/10 .................................            230,000          232,063
          Non-State Supported Debt, Aids Long Term Health Care Facility, Refunding,
             5.00%, 11/01/11 ..........................................................          1,000,000        1,050,180
          Non-State Supported Debt, Fordham University, Series B, Assured Guaranty,
             3.25%, 7/01/13 ...........................................................            610,000          639,365
          Non-State Supported Debt, Manhattan College, Series B, Radian Insured, 5.00%,
             7/01/13 ..................................................................            840,000          837,682
          Non-State Supported Debt, Rochester General Hospital, Refunding, Radian
             Insured, 5.00%, 12/01/15 .................................................            100,000           92,627
          Non-State Supported Debt, School District Financing Program, Series A, FSA
             Insured, 5.00%, 10/01/15 .................................................          1,000,000        1,121,690
          State Supported Debt, FSA Insured, 5.00%, 2/15/15 ...........................          1,000,000        1,099,600
          The New York and Presbyterian Hospital, Mortgage, Refunding, Series A, FHA
             Insured, 5.00%, 8/15/09 ..................................................          1,000,000        1,017,710
          White Plains Hospital, Mortgage, FHA Insured, 3.55%, 2/15/10 ................             10,000           10,002
       New York State Environmental Facilities Corp. Special Obligation Revenue,
          Riverbank State Park, Refunding, CIFG Insured, 5.00%, 4/01/16 ...............            200,000          229,302


                              Annual Report | 141

Franklin Tax-Free Trust

FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND                                        PRINCIPAL AMOUNT        VALUE
--------------------------------------------------                                        ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
NEW YORK (CONTINUED)
       New York State Urban Development Corp. Revenue,
             Refunding, Series D, 5.00%, 1/01/15 ......................................   $      4,000,000   $    4,328,840
             State Personal Income Tax, Empire State, Series C-1, 2.80%, 12/15/09 .....            245,000          249,055
       Poughkeepsie Town GO, Public Improvement, Refunding, FSA Insured, 5.00%,
          4/15/15 .....................................................................            250,000          279,808
       Scarsdale Union Free School District GO, Refunding, 3.25%, 12/01/10 ............            500,000          517,960
       Suffolk County IDA Civic Facility Revenue, Westhampton Free Associates
       Library, AMBAC Insured, 3.25%,
             6/15/09 ..................................................................            150,000          150,476
             6/15/12 ..................................................................            300,000          314,280
       Syracuse GO, Public Improvement, Series A, FSA Insured, 3.25%, 6/15/12 .........            725,000          755,269
       Triborough Bridge and Tunnel Authority Revenues, Refunding, Series C, 5.00%,
          11/15/12 ....................................................................          1,000,000        1,110,530
       Warren and Washington Counties IDAR, Hudson Falls Recovery, Refunding,
          Series A, AMBAC Insured, 3.375%, 11/01/10 ...................................            300,000          307,383
       Western Nassau County Water Authority Water System Revenue, AMBAC Insured,
          3.00%, 5/01/09 ..............................................................            215,000          215,507
       Yonkers GO, Series A, 4.00%, 11/01/09 ..........................................          2,565,000        2,584,032
                                                                                                             --------------
                                                                                                                 29,361,339
                                                                                                             --------------
OHIO 3.9%
       Ohio State Department of Administrative Services COP, Administrative
          Knowledge System, Series A, MBIA Insured, 5.25%, 9/01/15 ....................          6,205,000        6,972,682
       Ohio State Higher Educational Facility Revenue, Otterbein College 2007
       Project, CIFG Insured, 4.50%, 12/01/11 .........................................            210,000          227,506
                                                                                                             --------------
                                                                                                                  7,200,188
                                                                                                             --------------
PENNSYLVANIA 1.5%
       University of Pittsburgh of the Commonwealth System of Higher Education
          Revenue, University Capital Project, Mandatory Put 9/15/13,
          Series A, 5.50%, 9/15/39 ....................................................          2,500,000        2,736,275
                                                                                                             --------------
SOUTH CAROLINA 0.6%
       Florence County Hospital Revenue, McLeod Regional Medical Center Project,
          Refunding,
          Series A, FSA Insured, 5.00%, 11/01/09 ......................................          1,000,000        1,026,240
                                                                                                             --------------
SOUTH DAKOTA 0.2%
       South Dakota HDA Revenue, Series D, 2.90%, 5/01/09 .............................            320,000          321,075
                                                                                                             --------------
TENNESSEE 3.0%
       Sevier County PBA Revenue, Local Government Public Improvement, Series
          VII-D-1, 5.00%,
          6/01/15 .....................................................................          5,000,000        5,496,400
                                                                                                             --------------
TEXAS 4.5%
       Brock ISD, GO, Capital Appreciation, zero cpn., 8/15/16 ........................            460,000          359,439
       Harris County Hospital District Revenue, senior lien, Refunding, Series A,
          MBIA Insured, 5.00%,
          2/15/12 .....................................................................            745,000          783,487
       Harris County MTA Lease Revenue COP, Series A, Assured Guaranty, 5.00%,
          11/01/11 ....................................................................          2,200,000        2,386,076
       Houston Hotel Occupancy Tax and Special Revenue, Convention and
          Entertainment, Refunding,
          Series A, AMBAC Insured, 5.25%, 9/01/09 .....................................          1,260,000        1,282,176


                               142 | Annual Report

Franklin Tax-Free Trust

FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND                                        PRINCIPAL AMOUNT        VALUE
--------------------------------------------------                                        ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
TEXAS (CONTINUED)
       Lubbock Educational Facilities Authority Revenue, Lubbock Christian,
          Refunding and Improvement, 4.50%, 11/01/10 ..................................   $        395,000   $      386,417
       San Antonio Water Revenue, System, Series A, FSA Insured, 5.50%, 5/15/13 .......            500,000          557,380
       Tarrant County Cultural Education Facilities Finance Corp. Revenue, Christus
          Health, Refunding,
          Series A, Assured Guaranty, 5.75%, 7/01/18 ..................................          2,000,000        2,127,420
       Willow Fork Drain District GO, Series A, Radian Insured, 5.00%, 9/01/14 ........            500,000          498,860
                                                                                                             --------------
                                                                                                                  8,381,255
                                                                                                             --------------
WASHINGTON 7.7%
       Energy Northwest Electric Revenue, Project 1, Refunding, Series A, 5.00%,
          7/01/11 .....................................................................            375,000          402,908
       Greater Wenatchee Regional Events Center Public Facilities District Revenue,
          Revenue and
          Special Tax, BAN, Series A, 5.25%, 12/01/11 .................................          7,000,000        7,162,750
       King County Housing Authority Revenue, Birch Creek Apartments Project,
          4.40%, 5/01/18 ..............................................................          2,290,000        2,290,572
       Snohomish County School District No. 2 Everett GO, Refunding, FGIC Insured,
          5.00%, 12/01/14 .............................................................            250,000          282,085
       Washington State GO, Motor Vehicle Tax, Series F, AMBAC Insured, zero cpn.,
          12/01/09 ....................................................................          1,000,000          990,800
       Washington State Health Care Facilities Authority Revenue,
             Kadlec Medical Center, Series A, Assured Guaranty, 5.00%, 12/01/10 .......          1,000,000        1,029,690
             MultiCare Health System, Series A, FSA Insured, 4.00%, 8/15/13 ...........            250,000          258,330
             MultiCare Health System, Series A, FSA Insured, 4.00%, 8/15/14 ...........            310,000          317,313
             MultiCare Health System, Series B, FSA Insured, 4.00%, 8/15/13 ...........            250,000          258,330
             MultiCare Health System, Series B, FSA Insured, 4.00%, 8/15/14 ...........            600,000          614,154
             MultiCare Health System, Series B, FSA Insured, 4.00%, 8/15/15 ...........            625,000          635,656
                                                                                                             --------------
                                                                                                                 14,242,588
                                                                                                             --------------
WYOMING 0.3%
       Sweetwater County Improvement Project Powers Board Lease Revenue, MBIA
          Insured, 5.00%, 12/15/10 ....................................................            500,000          530,260
                                                                                                             --------------
U.S. TERRITORIES 3.2%
GUAM 0.1%
       Guam International Airport Authority Revenue, Series A, MBIA Insured, 2.75%,
          10/01/09 ....................................................................            125,000          124,030
                                                                                                             --------------
PUERTO RICO 3.1%
       Puerto Rico Commonwealth Highway and Transportation Authority Highway
          Revenue, Refunding,
          Series X, MBIA Insured, 5.50%, 7/01/13 ......................................            580,000          578,631
       Puerto Rico Electric Power Authority Power Revenue, Series WW, 5.25%, 7/01/13 ..          1,000,000          995,720
       Puerto Rico Industrial Tourist Educational Medical and Environmental Control
          Facilities Financing
          Authority Revenue, Ana G. Mendez University System Project, 5.00%, 3/01/11 ..            545,000          521,729
       Puerto Rico Municipal Finance Agency GO, Series A, FSA Insured, 5.75%,
          8/01/12 .....................................................................          3,000,000        3,068,940
       Puerto Rico PBA Guaranteed Revenue, Mandatory Put 7/01/17, Refunding, AMBAC
          Insured, 5.50%, 7/01/35 .....................................................            750,000          688,710
                                                                                                             --------------
                                                                                                                  5,853,730
                                                                                                             --------------
TOTAL U.S. TERRITORIES ................................................................                           5,977,760
                                                                                                             --------------
TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS (COST $133,630,203) ...............                         135,605,856
                                                                                                             --------------


                               Annual Report | 143

Franklin Tax-Free Trust

FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND                                        PRINCIPAL AMOUNT        VALUE
--------------------------------------------------                                        ----------------   --------------
SHORT TERM INVESTMENTS 24.1%
MUNICIPAL BONDS 24.1%
CALIFORNIA 2.2%
   (a) California HFAR, MFH, Series D, Daily VRDN and Put, 3.25%, 2/01/31 .............   $        605,000   $      605,000
   (a) California State Department of Water Resources Power Supply Revenue,
          Series B-3, Daily VRDN and Put, 0.35%, 5/01/22 ..............................            300,000          300,000
   (a) California State Economic Recovery Revenue, Series C-2, Daily VRDN and
          Put, 0.70%, 7/01/23 .........................................................            900,000          900,000
   (a) California State GO, Kindergarten-University, Refunding,
             Series B-2, Daily VRDN and Put, 0.55%, 5/01/34 ...........................            300,000          300,000
             Series B-3, Daily VRDN and Put, 0.45%, 5/01/34 ...........................            300,000          300,000
   (a) California Statewide CDA Revenue, Series A, Assured Guaranty, Weekly VRDN
          and Daily Put, 0.48%, 3/01/37 ...............................................            200,000          200,000
   (a) Irvine Ranch Water District GO, ID No. 284, Series A, Daily VRDN and Put,
          0.45%, 11/15/13 .............................................................            700,000          700,000
   (a) Irvine Ranch Water District Revenue, Consolidated Bonds, Daily VRDN and
          Put, 0.38%, 10/01/10 ........................................................            400,000          400,000
   (a) Metropolitan Water District of Southern California Waterworks Revenue,
          Authorization, Series B, Weekly VRDN and Put, 0.35%, 7/01/28 ................            400,000          400,000
                                                                                                             --------------
                                                                                                                  4,105,000
                                                                                                             --------------
COLORADO 1.8%
   (a) Colorado Educational and Cultural Facilities Authority Revenue, National
          Jewish Federation Bond Program,
             Daily VRDN and Put, 0.65%, 2/01/35 .......................................            700,000          700,000
             Refunding, Series A-8, Daily VRDN and Put, 0.65%, 9/01/35 ................          1,010,000        1,010,000
             Series A-11, Daily VRDN and Put, 0.65%, 8/01/27 ..........................          1,600,000        1,600,000
                                                                                                             --------------
                                                                                                                  3,310,000
                                                                                                             --------------
FLORIDA 1.7%
       Citizens Property Insurance Corp. Revenue, Senior Secured High Risk Notes,
          Series A-2, 4.50%, 6/01/09 ..................................................          3,000,000        3,002,400
   (a) Florida State Municipal Power Agency Revenue, All Requirements Power
          Supply, Refunding,
          Series C, Daily VRDN and Put, 0.60%, 10/01/35 ...............................            200,000          200,000
                                                                                                             --------------
                                                                                                                  3,202,400
                                                                                                             --------------
KENTUCKY 0.5%
   (a) Breckinridge County Lease Program Revenue, Kentucky Assn. Counties Leasing
          Trust, Series A, Daily VRDN and Put, 0.60%, 2/01/32 .........................            300,000          300,000
   (a) Christian County Assn. of County Leasing Trust Lease Program Revenue,
          Refunding, Series A, Daily VRDN and Put, 0.60%, 4/01/37 .....................            600,000          600,000
                                                                                                             --------------
                                                                                                                    900,000
                                                                                                             --------------
MARYLAND 0.3%
   (a) Maryland State EDC, EDR, U.S. Pharmacopeial, Refunding, Series A, Daily
          VRDN and Put, 0.60%, 7/01/38 ................................................            600,000          600,000
                                                                                                             --------------
MASSACHUSETTS 0.2%
   (a) Massachusetts State Health and Educational Facilities Authority Revenue,
          Stonehill College,
          Series K, Daily VRDN and Put, 0.45%, 7/01/37 ................................            300,000          300,000
                                                                                                             --------------


                               144 | Annual Report

Franklin Tax-Free Trust

FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND                                        PRINCIPAL AMOUNT        VALUE
--------------------------------------------------                                        ----------------   --------------
SHORT TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
MICHIGAN 1.5%
       Charlevoix Public School District GO, School Building and Site, FSA Insured,
          3.00%, 5/01/09 ..............................................................   $        800,000   $      802,824
       Detroit GO, MBIA Insured, 5.00%, 4/01/09 .......................................          2,000,000        1,995,200
                                                                                                             --------------
                                                                                                                  2,798,024
                                                                                                             --------------
NEBRASKA 0.1%
   (a) Nebraska Educational Finance Authority Revenue, Creighton University
          Projects, Refunding, Daily VRDN and Put, 0.60%, 7/01/35 .....................            200,000          200,000
                                                                                                             --------------
NEW HAMPSHIRE 0.1%
   (a) New Hampshire Health and Education Facilities Authority Revenue,
          University of New Hampshire,
          Series A, Daily VRDN and Put, 0.70%, 7/01/35 ................................            200,000          200,000
                                                                                                             --------------
NEW YORK 6.8%
       Ithaca City GO, BAN, Series A, 3.25%, 1/15/10 ..................................          5,000,000        5,028,850
   (a) Nassau County IDA Civic Facility Revenue, Cold Spring Harbor, Refunding
          and Improvement,
          Daily VRDN and Put, 0.40%, 1/01/34 ..........................................            400,000          400,000
   (a) New York City GO, Refunding,
             Series E, Sub Series E-5, Daily VRDN and Put, 0.55%, 8/01/10 .............            135,000          135,000
             Series H, Sub Series H-3, FSA Insured, Daily VRDN and Put,
                0.60%, 8/01/14 ........................................................          1,100,000        1,100,000
             Series H, Sub Series H-3, FSA Insured, Daily VRDN and Put,
                0.60%, 8/01/19 ........................................................            100,000          100,000
   (a) New York City IDAR, Liberty, One Bryant Park LLC, Series B, Daily VRDN and
          Put, 0.50%, 11/01/39 ........................................................            500,000          500,000
   (a) New York City Municipal Water Finance Authority Water and Sewer System
          Revenue, Second
          General Resolution, Refunding, Series CC, Sub Series CC-1, Daily VRDN and
             Put, 0.45%, 6/15/38 ......................................................            200,000          200,000
       New York State Dormitory Authority Revenues, State University, Refunding,
          Series B,
          MBIA Insured, zero cpn., 5/01/09 ............................................          5,200,000        5,184,660
                                                                                                             --------------
                                                                                                                 12,648,510
                                                                                                             --------------
NORTH CAROLINA 1.6%
   (a) Charlotte COP, Central Yard Project, Series A, Weekly VRDN and Put, 0.67%,
          3/01/25 .....................................................................          1,600,000        1,600,000
   (a) North Carolina Medical Care Commission Health Care Facilities Revenue,
          Wake Forest University,
          Refunding, Series D, Daily VRDN and Put, 0.60%, 7/01/34 .....................          1,300,000        1,300,000
                                                                                                             --------------
                                                                                                                  2,900,000
                                                                                                             --------------
OHIO 0.7%
   (a) Allen County Hospital Facilities Revenue, Catholic Healthcare, Series A,
          Daily VRDN and Put,
          0.55%, 10/01/31 .............................................................            500,000          500,000
       University of Toledo General Receipts Bonds Revenue, Series A, Assured
          Guaranty, 3.00%, 6/01/09 ....................................................            750,000          752,963
                                                                                                             --------------
                                                                                                                  1,252,963
                                                                                                             --------------
OREGON 1.2%
       Oregon State Department of Administrative Services COP, Series A, FSA
          Insured, 5.00%, 5/01/09 .....................................................          2,180,000        2,194,497
                                                                                                             --------------
SOUTH CAROLINA 0.4%
       Spartanburg County Regional Health Services District Revenue, Refunding,
          Series D, Assured Guaranty, 4.00%, 4/15/09 ..................................            740,000          742,353
                                                                                                             --------------


                               Annual Report | 145

Franklin Tax-Free Trust

FRANKLIN FEDERAL LIMITED-TERM TAX-FREE INCOME FUND                                        PRINCIPAL AMOUNT        VALUE
--------------------------------------------------                                        ----------------   --------------
SHORT TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
TENNESSEE 1.2%
   (a) Clarksville PBA Revenue, Pooled Financing, Tennessee Municipal Bond Fund,
          Daily VRDN and Put, 0.60%, 7/01/34 ..........................................   $      1,030,000   $    1,030,000
   (a) Montgomery County PBA Pooled Financing Revenue, Tennessee County Loan
          Pool, Daily VRDN and Put, 0.60%,
             7/01/34 ..................................................................          1,000,000        1,000,000
             7/01/38 ..................................................................            200,000          200,000
                                                                                                             --------------
                                                                                                                  2,230,000
                                                                                                             --------------
TEXAS 0.3%
   (a) Tarrant County Cultural Education Facilities Finance Corp. Revenue, Texas
          Health Resources,
          Refunding, Series C, Daily VRDN and Put, 0.35%, 11/15/33 ....................            560,000          560,000
                                                                                                             --------------
VIRGINIA 1.7%
       Fairfax County Redevelopment and Housing Authority Revenue, Affordable
          Housing, BAN,
          Series B, 4.00%, 10/01/09 ...................................................          3,000,000        3,056,160
                                                                                                             --------------
WASHINGTON 1.8%
       Spokane County School District No. 81 Spokane GO, Convertible Deferred
          Interest, MBIA Insured,
          3.875%, 6/01/09 .............................................................          3,350,000        3,361,691
                                                                                                             --------------
       TOTAL SHORT TERM INVESTMENTS (COST $44,517,467) ................................                          44,561,598
                                                                                                             --------------
       TOTAL INVESTMENTS (COST $178,147,670) 97.4% ....................................                         180,167,454
       OTHER ASSETS, LESS LIABILITIES 2.6% ............................................                           4,719,163
                                                                                                             --------------
       NET ASSETS 100.0% ..............................................................                      $  184,886,617
                                                                                                             ==============

See Abbreviations on page 238.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.


   The accompanying notes are an integral part of these financial statements.


                               146 | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

                                                                        YEAR ENDED FEBRUARY 28,
                                                     --------------------------------------------------------------
CLASS A                                                 2009        2008(a)       2007         2006         2005
-------                                              ----------   ----------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $     9.98   $    11.04   $    10.83   $    10.81   $    10.78
                                                     ----------   ----------   ----------   ----------   ----------
Income from investment operations(b):
   Net investment income(c) ......................         0.55         0.53         0.54         0.55         0.58
   Net realized and unrealized gains (losses) ....        (1.24)       (1.06)        0.20         0.03         0.03
                                                     ----------   ----------   ----------   ----------   ----------
Total from investment operations .................        (0.69)       (0.53)        0.74         0.58         0.61
                                                     ----------   ----------   ----------   ----------   ----------
Less distributions from net investment
   income ........................................        (0.54)       (0.53)       (0.53)       (0.56)       (0.58)
                                                     ----------   ----------   ----------   ----------   ----------
Redemption fees(d, e) ............................           --           --           --           --           --
                                                     ----------   ----------   ----------   ----------   ----------
Net asset value, end of year .....................   $     8.75   $     9.98   $    11.04   $    10.83   $    10.81
                                                     ==========   ==========   ==========   ==========   ==========
Total return(f) ..................................        (7.09)       (5.03)%       6.99%        5.45%        5.94%
RATIOS TO AVERAGE NET ASSETS
Expenses .........................................         0.63%        0.62%        0.62%        0.63%        0.62%
Net investment income ............................         5.77%        4.98%        4.97%        5.11%        5.44%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $4,255,784   $4,784,743   $5,329,032   $5,070,599   $4,714,804
Portfolio turnover rate ..........................        19.10%       20.10%       10.90%       11.63%        8.60%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 147

Franklin Tax-Free Trust

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

                                                                        YEAR ENDED FEBRUARY 28,
                                                     --------------------------------------------------------------
CLASS B                                                 2009        2008(a)       2007         2006         2005
-------                                              ----------   ----------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $    10.05   $    11.11   $    10.90   $    10.87   $    10.84
                                                     ----------   ----------   ----------   ----------   ----------
Income from investment operations(b):
   Net investment income(c) ......................         0.50         0.48         0.48         0.50         0.52
   Net realized and unrealized gains (losses) ....        (1.25)       (1.07)        0.20         0.03         0.04
                                                     ----------   ----------   ----------   ----------   ----------
Total from investment operations .................        (0.75)       (0.59)        0.68         0.53         0.56
                                                     ----------   ----------   ----------   ----------   ----------
Less distributions from net investment income ....        (0.49)       (0.47)       (0.47)       (0.50)       (0.53)
                                                     ----------   ----------   ----------   ----------   ----------
Redemption fees(d, e) ............................           --           --           --           --           --
                                                     ----------   ----------   ----------   ----------   ----------
Net asset value, end of year .....................   $     8.81   $    10.05   $    11.11   $    10.90   $    10.87
                                                     ==========   ==========   ==========   ==========   ==========
Total return(f) ..................................        (7.66)%      (5.53)%       6.36%        4.93%        5.32%
RATIOS TO AVERAGE NET ASSETS
Expenses .........................................         1.18%        1.17%        1.17%        1.18%        1.18%
Net investment income ............................         5.22%        4.43%        4.42%        4.56%        4.88%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $   87,208   $  139,855   $  215,121   $  240,628   $  258,063
Portfolio turnover rate ..........................        19.10%       20.10%       10.90%       11.63%        8.60%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               148 | Annual Report

Franklin Tax-Free Trust

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

                                                                        YEAR ENDED FEBRUARY 28,
                                                     --------------------------------------------------------------
CLASS C                                                 2009        2008(a)       2007         2006         2005
-------                                              ----------   ----------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $    10.10   $    11.16   $    10.95   $    10.91   $    10.88
                                                     ----------   ----------   ----------   ----------   ----------
Income from investment operations(b):
   Net investment income(c) ......................         0.50         0.48         0.49         0.50         0.52
   Net realized and unrealized gains (losses) ....        (1.25)       (1.07)        0.19         0.03         0.03
                                                     ----------   ----------   ----------   ----------   ----------
Total from investment operations .................        (0.75)       (0.59)        0.68         0.53         0.55
                                                     ----------   ----------   ----------   ----------   ----------
Less distributions from net investment income ....        (0.49)       (0.47)       (0.47)       (0.49)       (0.52)
                                                     ----------   ----------   ----------   ----------   ----------
Redemption fees(d, e) ............................           --           --           --           --           --
                                                     ----------   ----------   ----------   ----------   ----------
Net asset value, end of year .....................   $     8.86   $    10.10   $    11.16   $    10.95   $    10.91
                                                     ==========   ==========   ==========   ==========   ==========
Total return(f) ..................................        (7.62)       (5.51)%       6.34%        5.00%        5.29%
RATIOS TO AVERAGE NET ASSETS
Expenses .........................................         1.18%        1.17%        1.17%        1.18%        1.18%
Net investment income ............................         5.22%        4.43%        4.42%        4.56%        4.88%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $  663,766   $  697,697   $  761,994   $  695,270   $  588,921
Portfolio turnover rate ..........................        19.10%       20.10%       10.90%       11.63%        8.60%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 149

Franklin Tax-Free Trust

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

                                                                  YEAR ENDED FEBRUARY 28,
                                                     -------------------------------------------------
ADVISOR CLASS                                           2009        2008(a)       2007        2006(B)
-------------                                        ----------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $    10.00   $    11.06   $    10.85   $    10.76
                                                     ----------   ----------   ----------   ----------
Income from investment operations(c):
   Net investment income(d) ......................         0.56         0.55         0.55         0.10
   Net realized and unrealized gains (losses) ....        (1.24)       (1.07)        0.20         0.04
                                                     ----------   ----------   ----------   ----------
Total from investment operations .................        (0.68)       (0.52)        0.75         0.14
                                                     ----------   ----------   ----------   ----------
Less distributions from net investment income ....        (0.55)       (0.54)       (0.54)       (0.05)
                                                     ----------   ----------   ----------   ----------
Redemption fees(e, f) ............................           --           --           --           --
                                                     ----------   ----------   ----------   ----------
Net asset value, end of year .....................   $     8.77   $    10.00   $    11.06   $    10.85
                                                     ==========   ==========   ==========   ==========
Total return(g) ..................................        (6.99)       (4.94)%       7.08%        1.34%
RATIOS TO AVERAGE NET ASSETS(h)
Expenses .........................................         0.53%        0.52%        0.52%        0.53%
Net investment income ............................         5.87%        5.08%        5.07%        5.21%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $  170,562   $  143,331   $   53,127   $      471
Portfolio turnover rate ..........................        19.10%       20.10%       10.90%       11.63%

(a)  For the year ended February 29.

(b)  For the period January 3, 2006 (effective date) to February 28, 2006.

(c) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(d)  Based on average daily shares outstanding.

(e)  Amount rounds to less than $0.01 per share.

(f)  Effective September 1, 2008, the redemption fee was eliminated.

(g)  Total return is not annualized for periods less than one year.

(h)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               150 | Annual Report

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2009

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT        VALUE
----------------------------------------                                                  ----------------   --------------
MUNICIPAL BONDS 96.4%
ALABAMA 0.4%
       Camden IDB Exempt Facilities Revenue, Weyerhaeuser,
             Series A, Pre-Refunded, 6.125%, 12/01/24 .................................   $      3,000,000   $    3,490,590
             Series B, Pre-Refunded, 6.375%, 12/01/24 .................................          1,750,000        2,000,827
       Oneonta Eastern Health Systems Special Care Facilities Financing Authority GO,
          Pre-Refunded, 7.75%, 7/01/21 ................................................          9,420,000       10,102,385
       Phenix City IDB Environmental Improvement Revenue, MeadWestvaco-Mead Coated
          Board Project, Refunding, Series B, 6.10%, 5/15/30 ..........................          5,800,000        3,970,274
                                                                                                             --------------
                                                                                                                 19,564,076
                                                                                                             --------------
ALASKA 0.1%
       Alaska Industrial Development and Export Authority Power Revenue, Upper Lynn
          Canal Regional Power,
             5.70%, 1/01/12 ...........................................................          1,080,000        1,031,983
             5.80%, 1/01/18 ...........................................................          1,495,000        1,266,684
             5.875%, 1/01/32 ..........................................................          6,900,000        4,952,889
                                                                                                             --------------
                                                                                                                  7,251,556
                                                                                                             --------------
ARIZONA 4.7%
       Apache County IDA,
             IDR, Tucson Electric Power Co. Project, Refunding, Series C, 5.85%,
                3/01/26 ...............................................................         16,500,000       14,379,915
             PCR, Tucson Electric Power Co. Project, Refunding, Series A, 5.85%,
                3/01/28 ...............................................................         53,150,000       45,249,252
             PCR, Tucson Electric Power Co. Project, Refunding, Series B, 5.875%,
                3/01/33 ...............................................................         33,800,000       27,792,726
       Arizona Health Facilities Authority Hospital System Revenue, John C. Lincoln
          Health Network, Pre-Refunded, 6.375%, 12/01/37 ..............................          2,500,000        2,910,600
       Arizona Health Facilities Authority Revenue, Catholic Healthcare West, Series A,
          6.625%, 7/01/20 .............................................................          3,940,000        4,274,191
       Casa Grande IDA Hospital Revenue, Casa Grande Regional Medical Center, Series A,
          7.25%, 12/01/32 .............................................................         14,500,000       11,242,720
       Coconino County PCC Revenue, Tucson Electric Power Navajo, Refunding,
             Series A, 7.125%, 10/01/32 ...............................................         21,125,000       17,775,420
             Series B, 7.00%, 10/01/32 ................................................          9,500,000        9,007,615
       Downtown Phoenix Hotel Corp. Revenue, sub. bond, Series B, FGIC Insured, 5.00%,
          7/01/36 .....................................................................         10,000,000        8,627,400
       Maricopa County IDA Health Facility Revenue,
          Catholic Healthcare West, Refunding, Series A, 5.50%, 7/01/26 ...............          7,500,000        6,858,450
          Catholic Healthcare West Project, Refunding, Series A, ACA Insured, 5.00%,
             7/01/16 ..................................................................          5,450,000        5,461,391
       Maricopa County PCC, PCR, Public Service Co. of Colorado, Refunding, Series A,
          5.75%, 11/01/22 .............................................................          9,800,000        8,371,062
       Phoenix Civic Improvement Corp. Airport Revenue, senior lien, Series A, 5.00%,
          7/01/38 .....................................................................         15,000,000       14,550,000
       Pima County IDAR,
             Industrial Development, Tucson Electric Power, Series A, 6.375%, 9/01/29..         35,000,000       31,313,100
             Tucson Electric Power Co. Project, Series A, 6.10%, 9/01/25 ..............         10,140,000        8,312,062
       Salt Verde Financial Corp. Senior Gas Revenue, 5.00%, 12/01/37 .................         10,000,000        6,452,200
       University Medical Center Corp. Revenue, 5.00%, 7/01/35 ........................         10,175,000        7,771,767
       Yuma County IDA Water and Sewer Exempt Facility Revenue, Water and Sewer,
          Refunding, Series A, 6.375%, 12/01/37 .......................................         15,500,000       11,896,560
                                                                                                             --------------
                                                                                                                242,246,431
                                                                                                             --------------


                               Annual Report | 151

Franklin Tax-Free Trust

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT        VALUE
----------------------------------------                                                  ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
ARKANSAS 0.3%
       Arkansas State Development Finance Authority Industrial Facilities Revenue,
          Potlatch Corp. Projects, Series A, 7.75%, 8/01/25 ...........................   $      3,800,000   $    2,820,170
       Baxter County IDR, Aeroquip Corp. Project, Refunding, 5.80%, 10/01/13 ..........          2,400,000        2,541,840
       Calhoun County Solid Waste Disposal Revenue, Georgia-Pacific Corp. Project,
          6.375%, 11/01/26 ............................................................         10,000,000        6,139,600
       Warren Solid Waste Disposal Revenue, Potlatch Corp. Project, 7.00%, 4/01/12 ....          3,150,000        2,946,227
                                                                                                             --------------
                                                                                                                 14,447,837
                                                                                                             --------------
CALIFORNIA 15.4%
       ABAG 1915 Act Special Assessment, Windemere Ranch AD, 1999-1, Pre-Refunded,
          6.375%, 9/02/32 .............................................................          9,735,000       11,171,497
       Aliso Viejo CFD No. 2005-01 Special Tax, Glenwood at Aliso Viejo, 6.00%,
          9/01/38 .....................................................................          5,200,000        3,708,796
       Anaheim PFAR, Refunding, Series A-2, FGIC Insured, 4.75%, 9/01/29 ..............         24,000,000       21,548,400
       Azusa Special Tax, Escrow, CFD No. 2005-1, Improvement Area 1, 5.00%, 9/01/37 ..          5,500,000        2,914,450
       Beaumont Financing Authority Local Agency Revenue, Improvement Area No. 19C,
          Series A, 5.35%, 9/01/36 ....................................................          3,680,000        2,418,386
       Beaumont PFAR, Sewer Enterprise Project, Series A, Pre-Refunded, 6.90%,
          9/01/23 .....................................................................          4,085,000        4,965,031
       Calabasas Special Tax, CFD No. 01-1, Refunding, 6.25%, 9/01/31 .................          5,780,000        6,598,853
       California County Tobacco Securitization Agency Tobacco Revenue, Asset-Backed,
          Alameda County, 5.875%, 6/01/35 .............................................          3,700,000        2,398,562
       California Educational Facilities Authority Revenue, Pooled College and
          University Financing, Refunding, Series B, 6.125%, 6/01/09 ..................             10,000           10,006
       California Health Facilities Financing Authority Revenue, Marshall Medical
          Center, Series A, California Mortgage Insured, 5.00%,
             11/01/24 .................................................................          2,295,000        2,024,236
             11/01/29 .................................................................          2,220,000        1,796,135
             11/01/33 .................................................................          3,130,000        2,438,145
       California HFAR, Home Mortgage, Series K, 4.70%, 8/01/31 .......................         20,000,000       15,278,000
       California Infrastructure and Economic Development Bank Revenue, Department of
          Social Services Administration Building, AMBAC Insured, 5.00%,
             12/01/30 .................................................................         10,300,000        9,627,410
             12/01/35 .................................................................          5,000,000        4,508,950
       California PCFA Solid Waste Disposal Revenue, Keller Canyon Landfill Co.
          Project, 6.875%, 11/01/27 ...................................................         10,000,000        9,385,800
       California State GO,
             Refunding, 5.25%, 4/01/30 ................................................             50,000           48,999
             Refunding, 5.25%, 4/01/32 ................................................             40,000           38,751
             Various Purpose, Refunding, 5.00%, 6/01/31 ...............................         22,000,000       20,491,460
       California Statewide CDA Revenue,
             Elder Care Alliance, Series A, Pre-Refunded, 8.25%, 11/15/32 .............         13,090,000       16,481,750
             Eskaton Village Grass Valley, Pre-Refunded, 8.25%, 11/15/31 ..............          2,945,000        3,299,725
             John F. Kennedy University, 6.75%, 10/01/33 ..............................          8,000,000        6,141,520
             Monterey Institute International, 5.50%, 7/01/31 .........................         13,240,000       13,440,056
             Prospect Sierra School, Pre-Refunded, 6.75%, 9/01/32 .....................          6,440,000        7,031,450
             St. Joseph Health System, Series B, FGIC Insured, 5.75%, 7/01/47 .........          5,000,000        4,809,550
             St. Joseph Health System, Series E, FSA Insured, 5.25%, 7/01/47 ..........         10,000,000        9,214,200
             Sutter Health, Refunding, Series A, 5.00%, 11/15/43 ......................         25,000,000       20,696,000
             Thomas Jefferson School of Law, Series A, 7.25%, 10/01/38 ................         11,730,000        8,874,449


                               152 | Annual Report

Franklin Tax-Free Trust

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT        VALUE
----------------------------------------                                                  ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
       California Statewide CDA Special Tax Revenue, CFD 2007-1, Orinda, 6.00%,
          9/01/37 .....................................................................   $     10,000,000   $    7,442,200
       Chabot-Las Positas Community College District GO, Capital Appreciation Bonds,
          Series C, AMBAC Insured, zero cpn.,
             8/01/33 ..................................................................         21,015,000        4,541,341
             8/01/34 ..................................................................         10,000,000        2,022,900
             8/01/43 ..................................................................         31,515,000        3,667,400
             8/01/45 ..................................................................         34,035,000        3,482,801
       Chino CFD Special Tax, No. 03-3, Improvement Area 2, 5.00%, 9/01/36 ............          2,215,000        1,374,607
       Chula Vista CFD Special Tax,
             No. 07-I, Otay Ranch Village Eleven, 5.875%, 9/01/34 .....................          3,075,000        2,226,761
             No. 13-I, Otay Ranch Village Seven, 5.35%, 9/01/36 .......................          2,650,000        1,577,545
             No. 99-1, Otay Ranch Spa One, Pre-Refunded, 6.10%, 9/01/31 ...............          4,890,000        5,341,543
       Corona COP, Corona Community Hospital Project, Pre-Refunded, 9.425%, 9/01/20 ...          8,100,000        8,885,457
       El Dorado County CFD Special Tax, Promontory Specific, Series No. 2001-1, 6.30%,
          9/01/31 .....................................................................          3,500,000        2,675,085
       Emeryville RDA, MFHR, Emery Bay Apartments II,
             Series A, Pre-Refunded, 5.85%, 10/01/28 ..................................         12,625,000       13,323,036
             sub. lien, Series C, Pre-Refunded, 7.875%, 10/01/28 ......................          1,780,000        1,930,926
       Foothill/Eastern Corridor Agency Toll Road Revenue, Capital Appreciation,
          Refunding,
             zero cpn., 1/15/22 .......................................................         49,115,000       17,839,059
             zero cpn., 1/15/31 .......................................................          4,000,000          587,320
             zero cpn., 1/15/34 .......................................................          4,500,000          499,410
             zero cpn., 1/15/36 .......................................................          4,000,000          365,360
             zero cpn. to 7/15/09, 5.85% thereafter, 1/15/23 ..........................         35,000,000       28,947,800
       Fullerton CFD No. 1 Special Tax, Amerige Heights, 6.20%, 9/01/32 ...............          3,500,000        2,881,620
       Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue,
             Asset-Backed, Senior Series A-1, 5.75%, 6/01/47 ..........................         10,000,000        5,985,000
             Asset-Backed, Series A-3, Pre-Refunded, 7.875%, 6/01/42 ..................         10,000,000       12,240,200
             Enhanced, Asset-Backed, Refunding, Series A, 5.00%, 6/01/45 ..............         30,750,000       23,664,585
             Enhanced, Series A, AMBAC Insured, 5.00%, 6/01/45 ........................         13,250,000       10,196,935
       Lake Elsinore 1915 Act Special Assessment, AD No. 93-1, Limited Obligation,
          Refunding, 7.00%, 9/02/30 ...................................................          7,715,000        6,475,817
       Lee Lake Water District CFD No. 3 Special Tax, Retreat, 5.95%, 9/01/34 .........          5,000,000        3,720,650
       Livermore CFD Special Tax, No. 06-1, Shea Properties, 5.40%, 9/01/36 ...........          6,595,000        4,247,576
       Los Angeles MFR, Refunding,
             Series J-1B, 7.125%, 1/01/24 .............................................            120,000           99,289
             Series J-1C, 7.125%, 1/01/24 .............................................            455,000          376,472
             Series J-2B, 8.50%, 1/01/24 ..............................................            635,000          528,447
   (a)       Series J-2C, 8.50%, 1/01/24 ..............................................          2,100,000        1,747,620
       Los Angeles Regional Airports Improvement Corp. Lease Revenue,
   (b)       Facilities Lease, United Air Lines Inc., Los Angeles International
                Airport, Refunding, 6.875%, 11/15/12 ..................................          9,500,000        4,666,590
             Facilities Sublease, Delta Air Lines Inc., Los Angeles International
                Airport, Refunding, 6.35%, 11/01/25 ...................................         12,000,000        8,317,560
       Los Angeles Wastewater System Revenue, Refunding, Series A, MBIA Insured, 5.00%,
          6/01/30 .....................................................................          7,530,000        7,519,609
       Murrieta 1915 Act Special Tax, CFD No. 2000-1, 6.375%, 9/01/30 .................          4,000,000        3,146,200


                               Annual Report | 153

Franklin Tax-Free Trust

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT        VALUE
----------------------------------------                                                  ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
CALIFORNIA (CONTINUED)
       Poway USD Special Tax,
             CFD No. 10, Area A, 6.10%, 9/01/31 .......................................   $      1,995,000   $    1,568,309
             CFD No. 11, Area A, 5.375%, 9/01/28 ......................................          2,965,000        2,168,186
             CFD No. 11, Area A, 5.375%, 9/01/34 ......................................          2,235,000        1,591,611
             CFD No. 14, Del Sur, 5.25%, 9/01/36 ......................................          7,500,000        4,963,050
       Rocklin Special Tax, CFD No. 10, Whitney, 5.00%, 9/01/35 .......................          7,315,000        4,624,177
       Romoland School District Special Tax, CFD 1,
             Improvement Area 1, 5.35%, 9/01/28 .......................................          7,015,000        5,206,042
             Improvement Area 1, 5.40%, 9/01/36 .......................................          6,175,000        4,127,679
             Improvement Area 2, 5.35%, 9/01/38 .......................................          7,900,000        4,617,787
       Roseville Special Tax, CFD No. 1, Westpark, 5.25%, 9/01/25 .....................          1,550,000        1,088,332
       San Francisco City and County RDA Lease Revenue, George R. Moscone Center,
          zero cpn.,
             7/01/09 ..................................................................          3,750,000        3,716,775
             7/01/10 ..................................................................          4,500,000        4,401,360
             7/01/12 ..................................................................          4,500,000        4,043,925
             7/01/13 ..................................................................          4,250,000        3,636,087
             7/01/14 ..................................................................          2,250,000        1,846,125
       San Francisco Uptown Parking Corp. Parking Revenue, Union Square, MBIA Insured,
          6.00%, 7/01/31 ..............................................................          8,920,000        9,137,024
       San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
             Capital Appreciation, Refunding, Series A, 5.60%, 1/15/16 ................         22,500,000       20,025,675
             Capital Appreciation, Refunding, Series A, 5.65%, 1/15/17 ................         20,000,000       17,452,000
             Capital Appreciation, Refunding, Series A, 5.75%, 1/15/23 ................         20,000,000       15,829,200
             Capital Appreciation, Refunding, Series A, 5.75%, 1/15/24 ................         20,000,000       16,396,600
             junior lien, ETM, zero cpn., 1/01/10 .....................................         15,000,000       14,880,750
             junior lien, ETM, zero cpn., 1/01/12 .....................................         30,100,000       28,582,057
             junior lien, ETM, zero cpn., 1/01/24 .....................................         52,700,000       27,966,309
             junior lien, ETM, zero cpn., 1/01/25 .....................................         45,200,000       22,247,440
             junior lien, ETM, zero cpn., 1/01/26 .....................................        131,900,000       61,164,668
             junior lien, ETM, zero cpn., 1/01/27 .....................................        139,100,000       60,877,115
             senior lien, 5.00%, 1/01/33 ..............................................         11,930,000        8,397,050
       Saugus USD Special Tax, 6.00%, 9/01/33 .........................................          3,150,000        2,427,295
       Seal Beach CFD No. 05-01 Special Tax, Pacific Gateway Business Center, 5.30%,
          9/01/36 .....................................................................          2,000,000        1,337,200
       Stockton 1915 Act Special Assessment, Limited Obligation, Mosher AD No. 2003-2,
          6.30%, 9/02/33 ..............................................................          6,000,000        4,827,780
       Stockton Special Tax, Spanos Park West CFD No. 2001-1, Pre-Refunded, 6.375%,
          9/01/32 .....................................................................          4,100,000        4,841,362
       Tustin CFD No. 06-01 Special Tax, Legacy/Columbus, Series A, 6.00%, 9/01/36 ....         20,000,000       13,082,800
       Upland CFD No. 2003-2 Special Tax, San Antonio, Improvement Area 1, Series A,
          6.00%, 9/01/34 ..............................................................          6,520,000        5,015,119
       West Sacramento Special Tax, CFD No. 16, Pre-Refunded, 6.00%, 9/01/33 ..........          3,000,000        3,406,680
                                                                                                             --------------
                                                                                                                799,398,857
                                                                                                             --------------
COLORADO 4.3%
       Arkansas River Power Authority Power Revenue, Improvement, 6.00%, 10/01/40 .....         10,000,000        8,929,900
       Colorado Health Facilities Authority Revenue, Hospital, Refunding, Series C,
          FSA Insured, 5.25%, 3/01/40 .................................................         20,000,000       17,521,000


                               154 | Annual Report

Franklin Tax-Free Trust

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT        VALUE
----------------------------------------                                                  ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
COLORADO (CONTINUED)
       Denver City and County Airport Revenue, Series D, 7.75%, 11/15/13 ..............   $        410,000   $      447,351
       Denver City and County Special Facilities Airport Revenue, United Airlines
          Project, Refunding, Series A, 5.25%, 10/01/32 ...............................         25,000,000       13,412,000
       Denver Convention Center Hotel Authority Revenue, Refunding, senior bond,
          XLCA Insured, 5.00%,
             12/01/30 .................................................................         15,000,000       10,250,250
             12/01/35 .................................................................         15,000,000        9,854,100
       Denver Health and Hospital Authority Healthcare Revenue, Series A, Pre-Refunded,
          6.25%, 12/01/33 .............................................................          4,000,000        4,787,160
       E-470 Public Highway Authority Revenue, Capital Appreciation,
             Refunding, Series B, MBIA Insured, zero cpn., 9/01/37 ....................         15,720,000        1,388,862
             Refunding, Series B, MBIA Insured, zero cpn., 9/01/38 ....................         20,000,000        1,615,000
             Refunding, Series B, MBIA Insured, zero cpn., 9/01/39 ....................         30,000,000        2,238,900
             Series A, MBIA Insured, zero cpn., 9/01/28 ...............................         15,000,000        2,969,550
             Series B, MBIA Insured, zero cpn., 9/01/29 ...............................         10,000,000        1,797,200
             Series B, MBIA Insured, zero cpn., 9/01/30 ...............................         17,300,000        2,827,339
             Series B, MBIA Insured, zero cpn., 9/01/31 ...............................         10,000,000        1,487,700
       Eagle County Airport Terminal Corp. Revenue, Series A,
             7.00%, 5/01/21 ...........................................................            730,000          572,145
             7.125%, 5/01/31 ..........................................................          1,215,000          862,310
       Eagle County Sports and Housing Facilities Revenue, Vail Associate Project,
          Refunding, 6.95%, 8/01/19 ...................................................         41,200,000       35,390,388
       Littleton MFHR, Riverpoint, Series C, Pre-Refunded, 8.00%, 12/01/29 ............          2,660,000        2,980,849
       McKay Landing Metropolitan District No. 002 GO,
             Limited Tax, Pre-Refunded, 7.50%, 12/01/19 ...............................          2,545,000        2,786,011
             Subordinated, Series A, Pre-Refunded, 7.50%, 12/01/34 ....................          2,000,000        2,210,220
       Public Authority for Colorado Energy Natural Gas Purchase Revenue,
             6.125%, 11/15/23 .........................................................          1,000,000          844,230
             6.25%, 11/15/28 ..........................................................         12,500,000       10,226,500
             6.50%, 11/15/38 ..........................................................         90,100,000       73,192,735
       Saddle Rock South Metropolitan District No. 3 GO, Limited Mill Levy Obligation,
          Pre-Refunded, 7.35%, 12/01/19 ...............................................          2,740,000        2,945,199
       Superior Metropolitan District No. 1 Special Revenue, Refunding, AMBAC Insured,
          5.00%, 12/01/28 .............................................................          7,640,000        7,700,279
(a, c) Villages Castle Rock Metropolitan District No. 4 Revenue, Refunding, 8.50%,
          6/01/31 .....................................................................          3,000,000        2,551,620
                                                                                                             --------------
                                                                                                                221,788,798
                                                                                                             --------------
       CONNECTICUT 1.7%
       Connecticut State Development Authority PCR,
             Connecticut Light and Water, Refunding, Series A, 5.85%, 9/01/28 .........         53,825,000       50,954,513
             Western Massachusetts Electric Co., Refunding, Series A, 5.85%, 9/01/28 ..         12,500,000       11,596,125
       Connecticut State Development Authority Water Facility Revenue, Bridgeport
          Hydraulic Co. Project, 6.15%, 4/01/35 .......................................          3,000,000        2,600,070
       Connecticut State Health and Educational Facilities Authority Revenue,
             Sacred Heart University, Series C, 6.50%, 7/01/16 ........................            345,000          335,968
             St. Mary's Hospital, Refunding, Series E, 5.50%, 7/01/20 .................          5,650,000        4,414,684
       Connecticut State HFAR, Housing Mortgage Finance Program, Refunding, Series C-1,
          6.30%, 11/15/17 .............................................................         16,060,000       16,145,921
                                                                                                             --------------
                                                                                                                 86,047,281
                                                                                                             --------------


                               Annual Report | 155

Franklin Tax-Free Trust

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT        VALUE
----------------------------------------                                                  ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
DISTRICT OF COLUMBIA 1.1%
       District of Columbia Ballpark Revenue, Series B-1, FGIC Insured, 5.00%,
          2/01/35 .....................................................................   $     18,000,000   $   13,525,020
       District of Columbia Hospital Revenue, Children's Hospital Obligation
          Group, Assured Guaranty,
             5.25%, 7/15/38 ...........................................................         11,000,000        9,740,170
       District of Columbia Revenue,
          Gains-Georgetown University, Capital Appreciation, AMBAC Insured, zero cpn. to 3/31/18,
             5.00% thereafter, 4/01/36 ................................................         27,105,000       12,877,043
          Methodist Home Issue, 6.00%, 1/01/29 ........................................          4,750,000        3,331,983
       District of Columbia Tobacco Settlement FICO Revenue,
          Asset-Backed Bonds, Refunding, 6.50%, 5/15/33 ...............................         22,000,000       14,303,740
          Capital Appreciation, Asset-Backed Bonds, Series A, zero cpn., 6/15/46 ......        175,000,000        3,529,750
          Capital Appreciation, Asset-Backed Bonds, Series B, zero cpn., 6/15/46 ......         66,000,000        1,378,740
                                                                                                             --------------
                                                                                                                 58,686,446
                                                                                                             --------------
FLORIDA 7.5%
       Bartram Springs CDD Special Assessment, Refunding, 4.75%, 5/01/34 ..............          4,800,000        2,472,528
       Beacon Tradeport CDD Special Assessment, Commercial Project, Series A,
          Pre-Refunded,
             6.00%, 5/01/16 ...........................................................         20,615,000       22,163,393
             6.20%, 5/01/22 ...........................................................         23,590,000       26,068,365
       Brighton Lakes CDD Special Assessment, Series B, Pre-Refunded, 7.625%, 5/01/31 .          3,035,000        3,291,457
       Brooks of Bonita Springs CDD Capital Improvement Revenue, 6.85%, 5/01/31 .......          1,340,000        1,018,748
       Capital Region CDD Capital Improvement Revenue, Series A-2, 6.85%, 5/01/31 .....          2,175,000        1,848,489
       Championsgate CDD Capital Improvement Revenue, Series A, 6.25%, 5/01/20 ........          2,320,000        1,822,499
       Citrus County Hospital Board Revenue, Citrus Memorial Hospital, Refunding,
          6.375%,
          8/15/32 .....................................................................         10,550,000        8,766,311
       East Homestead CDD Special Assessment Revenue, 5.45%, 5/01/36 ..................          1,425,000          841,947
       Falcon Trace CDD Special Assessment, Pre-Refunded, 6.00%, 5/01/20 ..............          3,690,000        3,792,914
       Fleming Plantation CDD Special Assessment, Series B, Pre-Refunded, 7.375%,
          5/01/31 .....................................................................          9,900,000       10,738,431
       Florida State Board of Education Capital Outlay GO, Public Education,
       Refunding, Series D,
          6.00%, 6/01/23 ..............................................................          5,000,000        5,845,350
       Groves CDD Special Assessment Revenue, Series A, Pre-Refunded, 7.75%,
          5/01/32 .....................................................................          1,700,000        1,846,098
       Halifax Hospital Medical Center Hospital Revenue,
             Refunding and Improvement, Series A, 5.375%, 6/01/46 .....................         18,000,000       13,021,920
             Series A, Pre-Refunded, 7.25%, 10/01/24 ..................................          4,700,000        5,225,037
             Series A, Pre-Refunded, 7.25%, 10/01/29 ..................................          1,400,000        1,556,394
       Hawk's Point CDD Special Assessment, Hawk's Point Community Development,
          Series A,
          5.30%, 5/01/39 ..............................................................          1,450,000          760,714
       Hillsborough County IDA, PCR, Tampa Electric Co. Project, Series A, 5.65%,
          5/15/18 .....................................................................          6,500,000        6,403,345
       Hillsborough County IDAR, Refunding, Series B, 5.25%,
             10/01/28 .................................................................          1,500,000        1,175,790
             10/01/34 .................................................................          7,250,000        5,456,495
       Indian Trace CDD, GO, Water Management Special Benefit, sub. lien,
          Refunding, Series B,
          8.25%, 5/01/11 ..............................................................          7,065,000        6,829,735
       Indian Trace Development District Special Assessment, Isles at Weston
          Project, 5.50%,
          5/01/33 .....................................................................          2,860,000        1,783,296
       Indian Trail ID, GO, Water Control and Improvement, Unit Development 18,
             ETM, 6.875%, 8/01/10 .....................................................            315,000          327,597
             Pre-Refunded, 7.00%, 8/01/20 .............................................          2,445,000        2,608,033
             Pre-Refunded, 7.25%, 8/01/31 .............................................          5,725,000        6,119,681


                               156 | Annual Report

Franklin Tax-Free Trust

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT        VALUE
----------------------------------------                                                  ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
FLORIDA (CONTINUED)
       Indigo CDD Capital Improvement Revenue, Refunding,
             Series A, 7.00%, 5/01/31 .................................................   $        895,000   $      760,320
             Series C, 7.00%, 5/01/30 .................................................          4,570,000        3,893,503
       Islands at Doral CDD Special Assessment, 6.125%, 5/01/24 .......................          1,760,000        1,454,077
       Lake Ashton CDD Revenue, Series A, 7.40%, 5/01/32 ..............................          1,490,000        1,198,750
       Lakeland Retirement Community Revenue, first mortgage, Carpenters Estates,
          Accredited Investors, Refunding,
             5.875%, 1/01/19 ..........................................................          1,350,000        1,095,161
             6.25%, 1/01/28 ...........................................................          1,230,000          918,490
             6.375%, 1/01/43 ..........................................................          2,250,000        1,579,748
       Lee County Transportation Facilities Revenue, Sanibel Bridges and
          Causeway, Series B,
          CIFG Insured, 5.00%, 10/01/30 ...............................................         11,505,000       10,499,463
       Mediterra North CDD Capital Improvement Revenue, Series A, 6.80%, 5/01/31 ......          7,685,000        6,669,888
       Mediterra South CDD Capital Improvement Revenue,
             6.85%, 5/01/31 ...........................................................          2,300,000        1,911,898
             Series B, 6.95%, 5/01/31 .................................................          6,955,000        5,996,810
       Mediterranea CDD Special Assessment, Series A, 5.60%, 5/01/37 ..................          1,525,000          856,349
       Miami-Dade County School Board COP, Series B, Assured Guaranty, 5.00%, 5/01/33 .         14,310,000       13,312,164
       Midtown Miami Community Development Special Assessment Revenue,
             Series A, 6.25%, 5/01/37 .................................................          7,500,000        5,068,350
             Series B, 6.50%, 5/01/37 .................................................          3,945,000        2,792,744
       Mount Dora Country Club CDD Special Assessment Revenue, 7.75%, 5/01/13 .........            275,000          262,603
       North Springs ID Special Assessment Revenue, Parkland Isles Project,
          Series A, 7.00%,
          5/01/19 .....................................................................            560,000          476,739
       Northern Palm Beach County ID Revenue, Water Control and Improvement,
          Unit of Development No. 43,
             6.10%, 8/01/21 ...........................................................            415,000          323,493
             Pre-Refunded, 6.10%, 8/01/21 .............................................          1,960,000        2,178,971
       Northern Palm Beach County ID Special Assessment, Water Control and
          Improvement Bonds,
          Unit of Development No. 46, Series A, 5.35%, 8/01/41 ........................            800,000          419,688
       Oakstead CDD Revenue, Capital Improvement, Series A, Pre-Refunded, 7.20%,
          5/01/32 .....................................................................          3,150,000        3,400,834
       Orange County Health Facilities Authority Revenue, Hospital, Adventist
          Health System Inc.,
          Pre-Refunded, 5.625%, 11/15/32 ..............................................         10,000,000       11,362,900
       Palm Glades CDD Revenue, Special Assessment, Series A, 5.30%, 5/01/36 ..........          1,300,000          725,270
       Parklands West CDD Revenue, Special Assessment, Series A, 6.90%, 5/01/32 .......          2,700,000        1,912,842
       Parkway Center CDD Special Assessment, Series A, Pre-Refunded, 8.25%, 5/01/31 ..          1,333,332        1,454,745
       Pelican Marsh CDD Special Assessment Revenue,
             Series A, 7.10%, 5/01/20 .................................................          3,000,000        2,487,960
             Series A, 7.20%, 5/01/31 .................................................          6,245,000        4,815,082
             Series B, 6.90%, 5/01/11 .................................................            340,000          324,027
       Pensacola Airport Revenue, Airport Revenue Bonds, Refunding, 6.00%, 10/01/28 ...          7,000,000        6,578,250
       Poinciana CDD Special Assessment, Series A, 7.125%, 5/01/31 ....................         10,040,000        8,662,211
       Port St. Lucie Utility Revenue, System, Refunding, Series A, MBIA
          Insured, 5.00%,
          9/01/29 .....................................................................         11,025,000       10,351,593
       Portico CDD Capital Improvement Revenue, 5.45%, 5/01/37 ........................          2,900,000        1,567,479
       Portofino Cove CDD Special Assessment, Series A, 5.50%, 5/01/38 ................          1,595,000          869,371
       Portofino Landings CDD Special Assessment, Series A, 5.40%, 5/01/38 ............          2,795,000        1,498,260
       Portofino Springs CDD Special Assessment, Series A, 5.50%, 5/01/38 .............          1,000,000          545,060


                               Annual Report | 157

Franklin Tax-Free Trust

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT        VALUE
----------------------------------------                                                  ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
FLORIDA (CONTINUED)
       Reserve CDD Capital Improvement Revenue, Stormwater Management, 8.25%,
          5/01/14 .....................................................................   $      1,445,000   $    1,396,751
       Reserve CDD No. 2 Capital Improvement Revenue, 7.125%, 5/01/30 .................          3,430,000        2,705,138
       Reserve CDD Utility Revenue, Stormwater Management, Refunding, Series A, 6.625%,
          12/01/22 ....................................................................          3,450,000        2,755,170
       River Place St. Lucie CDD Special Assessment Revenue,
             Series A, 7.625%, 5/01/21 ................................................          1,045,000          924,522
             Series A, 7.625%, 5/01/30 ................................................          1,590,000        1,319,175
             Series B, 7.25%, 5/01/10 .................................................            970,000          940,134
       Riverwood CDD Special Assessment Revenue, Series A, 7.75%, 5/01/14 .............            505,000          467,888
       Sampson Creek CDD Capital Improvement Revenue, Series A, Pre-Refunded, 6.95%,
          5/01/31 .....................................................................          2,685,000        2,845,912
       Somerset County Revenue, Somerset CDD, 5.30%, 5/01/37 ..........................          8,170,000        4,150,687
       South Broward Hospital District Revenue, South Broward Hospital District
          Obligated Group, Refunding,
             4.75%, 5/01/32 ...........................................................         11,235,000        9,556,603
             5.00%, 5/01/36 ...........................................................         12,500,000       10,400,625
       South Miami Health Facilities Authority Hospital Revenue, Baptist Health
          South Florida Group,
          5.00%,
             8/15/32 ..................................................................         15,000,000       12,535,950
             8/15/37 ..................................................................         19,860,000       16,272,490
       South-Dade Venture CDD Special Assessment Revenue, 6.00%, 5/01/24 ..............          2,555,000        1,999,569
       St. Lucie West Services District Capital Improvement Revenue, Cascades
          Project, 6.10%,
          5/01/18 .....................................................................          1,745,000        1,413,816
       St. Lucie West Services District Special Assessment Revenue, Port St.
          Lucie, Water
          Management Benefit, Refunding, Series B,
             6.00%, 5/01/09 ...........................................................            185,000          185,255
             6.25%, 5/01/25 ...........................................................          5,080,000        4,375,556
       Stonegate CDD Special Assessment Revenue, 6.00%, 5/01/24 .......................          2,020,000        1,596,729
       Stoneybrook West CDD Special Assessment Revenue, Series A, Pre-Refunded, 7.00%,
          5/01/32 .....................................................................          2,990,000        3,212,157
       Tara CDD No. 1 Capital Improvement Revenue, Series A, 7.15%, 5/01/31 ...........          1,255,000          988,802
       Venetian CDD Capital Improvement Revenue, Series A, 6.75%, 5/01/34 .............          8,210,000        5,901,020
       Verandah East CDD Revenue, Capital Improvement, Series A, 5.40%, 5/01/37 .......          1,970,000        1,016,934
       Verandah West CDD Revenue, Series A, 6.625%, 5/01/33 ...........................          8,300,000        6,648,964
       Village CDD No. 4 Special Assessment Revenue, 7.20%, 5/01/31 ...................          5,740,000        5,109,117
       Village CDD No. 8 Special Assessment Revenue, 6.375%, 5/01/38 ..................         10,000,000        7,250,800
       Village Center CDD Recreational Revenue,
             Sub Series B, 6.25%, 1/01/13 .............................................          3,380,000        3,199,542
             Sub Series B, 8.25%, 1/01/17 .............................................          1,580,000        1,579,905
             Sub Series C, 7.375%, 1/01/19 ............................................          2,045,000        1,912,750
       Vista Lake CDD Capital Improvement Revenue, Series A, Pre-Refunded, 7.20%,
          5/01/32 .....................................................................          2,605,000        2,804,517
       Waterchase CDD Capital Improvement Revenue, Series A, Pre-Refunded, 6.70%,
          5/01/32 .....................................................................          2,775,000        3,058,327
       Waterlefe CDD Capital Improvement Revenue, Series A, 6.95%, 5/01/31 ............          1,100,000          905,619
       Waters Edge CDD Capital Improvement Revenue, 5.30%, 5/01/36 ....................          1,800,000        1,037,952
       Waterstone CDD Capital Improvement Revenue, Series B, 5.50%, 5/01/18 ...........          4,400,000        3,024,208
       Westchase East CDD Capital Improvement Revenue, 7.10%, 5/01/21 .................          1,260,000        1,040,508
       Winter Garden Village at Fowler Groves CDD Special Tax, 5.65%, 5/01/37 .........          1,975,000        1,385,542
                                                                                                             --------------
                                                                                                                385,928,294
                                                                                                             --------------


                               158 | Annual Report

Franklin Tax-Free Trust

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT        VALUE
----------------------------------------                                                  ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
GEORGIA 3.3%
       Atlanta Tax Allocation, Princeton Lakes Project, 5.50%, 1/01/31 ................   $      1,035,000   $      632,561
       Atlanta Water and Wastewater Revenue, FSA Insured, 5.00%, 11/01/34 .............         33,000,000       32,113,950
       Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center,
          5.375%,
          12/01/28 ....................................................................          1,470,000        1,086,492
       Burke County Development Authority PCR,
             Oglethorpe Power, Vogtle Project, Series C, 5.70%, 1/01/43 ...............         55,000,000       47,733,950
             Oglethorpe Power Corp., Vogtle Project, Series E, 7.00%, 1/01/23 .........         25,000,000       26,690,750
       Floyd County Development Authority Environmental Improvement Revenue,
          Temple-Inland Inc.,
          Refunding, 5.70%, 12/01/15 ..................................................          1,575,000        1,400,868
       Forsyth County Hospital Authority Revenue, Anticipation Certificate,
          Georgia Baptist Health
          Care System Project, ETM,
             6.25%, 10/01/18 ..........................................................          6,000,000        6,887,700
             6.375%, 10/01/28 .........................................................          8,000,000        9,435,760
       Fulton County Residential Care Revenue, Lenbrook Project, Series A, 5.00%,
          7/01/27 .....................................................................          5,000,000        3,093,700
       Gainesville RDA Educational Facilities Revenue, Riverside Military
          Academy, Refunding,
          5.125%, 3/01/37 .............................................................          6,500,000        3,501,225
       Henry County Hospital Authority Revenue, Henry Medical Center Inc.
          Project, Refunding,
          MBIA Insured, 5.00%, 7/01/34 ................................................         26,145,000       25,126,914
       Main Street Natural Gas Inc. Gas Project Revenue,
             Series A, 5.50%, 9/15/28 .................................................          5,000,000        3,569,950
             Series B, 5.00%, 3/15/22 .................................................          5,500,000        4,097,720
       McDuffie County Development Authority Waste Disposal Revenue,
          Temple-Inland Forest
          Products, 6.95%, 12/01/23 ...................................................          5,120,000        3,801,446
                                                                                                             --------------
                                                                                                                169,172,986
                                                                                                             --------------
IDAHO 0.6%
       Idaho Health Facilities Authority Revenue, St. Luke's Health System
          Project, Series A, 6.75%,
          11/01/37 ....................................................................         12,500,000       12,747,000
       Nez Perce County PCR,
             Potlatch 84, 7.00%, 12/01/14 .............................................          5,000,000        4,564,450
             Potlatch Corp. Project, Refunding, 6.00%, 10/01/24 .......................         22,500,000       15,266,475
                                                                                                             --------------
                                                                                                                 32,577,925
                                                                                                             --------------
ILLINOIS 3.7%
       Antioch Village Special Service Area No. 1 Special Tax, Deercrest Project,
          6.625%,
          3/01/33 .....................................................................          3,300,000        2,166,285
       Antioch Village Special Service Area No. 2 Special Tax, Clublands Project,
          6.625%,
          3/01/33 .....................................................................          5,424,000        3,511,389
       Bolingbrook Special Service Area No. 1 Special Tax, Augusta Village
          Project, Pre-Refunded,
             6.25%, 3/01/32 ...........................................................          3,655,000        4,173,937
             6.75%, 3/01/32 ...........................................................          5,347,000        6,095,634
       Bolingbrook Special Service Area No. 2 Special Tax, Bloomfield West Project,
          Series A,
          Pre-Refunded,
             6.625%, 3/01/31 ..........................................................          4,328,000        4,772,399
             7.00%, 3/01/31 ...........................................................          4,778,000        5,359,196
       Bolingbrook Special Service Area No. 3 Special Tax, Lakewood Ridge
          Project, Pre-Refunded,
          7.05%, 3/01/31 ..............................................................          5,773,000        6,529,898
       Bryant PCR, Central Illinois Light Co. Project, Refunding, MBIA Insured,
          5.90%, 8/01/23 ..............................................................         11,000,000       10,999,120


                               Annual Report | 159

Franklin Tax-Free Trust

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT        VALUE
----------------------------------------                                                  ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
ILLINOIS (CONTINUED)
       Cary Special Tax,
             Refunding, Radian Insured, 5.00%, 3/01/30 ................................   $      3,070,000   $    2,211,382
             Special Service Area No. 1, Cambria Project, Series A, Pre-Refunded,
                7.625%, 3/01/30 .......................................................          2,869,000        3,121,386
             Special Service Area No. 2, Foxford Hills Project, Pre-Refunded, 7.50%,
                3/01/30 ...............................................................          5,245,000        5,677,817
       Chicago O'Hare International Airport Revenue,
             General Airport Third Lien, Series A, FGIC Insured, 5.00%, 1/01/33 .......         15,000,000       14,161,650
             Refunding, Series A, FSA Insured, 5.00%, 1/01/38 .........................         16,500,000       16,177,755
       Gilberts Special Service Area No. 9 Special Tax, Big Timber Project,
          Pre-Refunded, 7.75%, 3/01/27 ................................................          6,000,000        6,881,820
       Hampshire Special Service Area No. 14 Special Tax, Lakewood Crossing
          Subdivision, 5.95%, 3/01/36 .................................................          7,785,000        4,752,976
       Illinois Finance Authority Revenue,
             Lutheran Hillside Village, Refunding, 5.25%, 2/01/37 .....................          7,500,000        4,993,125
             Resurrection Health Care, Series A, FSA Insured, 5.25%, 5/15/29 ..........         15,500,000       14,006,265
             Sherman Health System, Series A, 5.50%, 8/01/37 ..........................         17,240,000       11,526,664
       Illinois Health Facilities Authority Revenue,
             Sarah Bush Lincoln Health Center, Refunding, Series B, 6.00%, 2/15/11 ....          1,425,000        1,428,192
             Thorek Hospital and Medical Center, Refunding, 5.375%, 8/15/28 ...........          8,595,000        7,194,703
       Illinois State Development Finance Authority PCR, Ameren Corp. and Central
          Illinois Public Service Co., Refunding, Series A, 5.50%, 3/01/14 ............          3,515,000        3,206,242
       Illinois State Finance Authority Revenue, Rush University Medical Center
          Obligation Group, Series B, 7.25%, 11/01/38 .................................         10,000,000       10,138,200
       Metropolitan Pier and Exposition Authority Hospitality Facilities Revenue,
          McCormick Place Convention Center, ETM, 7.00%, 7/01/26 ......................          7,500,000        9,651,150
       Minooka Special Assessment, Improvement Prairie Ridge Project, 6.875%, 3/01/33..          3,000,000        2,008,080
       Montgomery Special Assessment, Improvement, Lakewood Creek Project,
          Pre-Refunded, 7.75%, 3/01/30 ................................................          4,716,000        5,258,953
       Otter Creek Water Reclamation District Kane County GO, Separate Waterworks and
          Sewage System, Refunding, XLCA Insured, 5.00%, 1/01/39 ......................          5,000,000        4,363,300
       Plano Special Service Area No. 2 Special Tax, Lakewood Springs Project,
          Series B, 6.375%, 3/01/34 ...................................................          7,964,000        5,478,913
       Southwestern Development Authority Revenue, Anderson Hospital, 5.625%, 8/15/29..          2,425,000        1,908,718
       Wauconda Special Service Area No. 1 Special Tax, Liberty Lakes Project,
             6.00%, 3/01/33 ...........................................................          4,500,000        2,896,830
             6.625%, 3/01/33 ..........................................................          5,261,000        3,794,917
       Yorkville United City Special Services Area Special Tax,
             No. 04, MPI Grande Reserve Project, Series 104, 6.375%, 3/01/34 ..........          4,225,000        2,688,621
             No. 2003, Windett Ridge Project, Series 101, 6.875%, 3/01/33 .............          3,437,000        2,461,511
             No. 2005-108, Autumn Creek Project, 6.00%, 3/01/36 .......................          4,921,000        3,057,024
                                                                                                             --------------
                                                                                                                192,654,052
                                                                                                             --------------
INDIANA 2.2%
       Delaware County Hospital Authority Hospital Revenue, Cardinal Health System,
          5.25%, 8/01/36 ..............................................................          5,000,000        3,340,500
       Goshen Industrial Revenue, Greencroft Hospital Assn. Inc., Refunding, 5.75%,
             8/15/19 ..................................................................          3,000,000        2,321,160
             8/15/28 ..................................................................          5,000,000        3,380,200


                               160 | Annual Report

Franklin Tax-Free Trust

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT        VALUE
----------------------------------------                                                  ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
INDIANA (CONTINUED)
       Indiana Health and Educational Facility Financing Authority Hospital Revenue,
          5.50%, 3/01/37 ..............................................................   $      8,000,000   $    6,145,840
       Indiana Health and Educational Facility Financing Authority Revenue, Baptist
          Homes of Indiana, Refunding, 5.25%, 11/15/35 ................................         12,000,000        8,973,600
       Indiana Health Facility Financing Authority Hospital Revenue,
             6.25%, 3/01/25 ...........................................................          5,900,000        5,414,548
             6.00%, 3/01/34 ...........................................................         12,000,000        9,969,360
             Community Foundation Northwest Indiana, Refunding, Series A, 6.375%,
                8/01/31 ...............................................................         11,740,000       10,339,183
             Community Foundation Northwest Indiana, Series A, Pre-Refunded, 6.375%,
                8/01/31 ...............................................................         36,760,000       40,872,709
             Jackson County Scheck Memorial Hospital, Refunding, 5.125%, 2/15/17 ......          1,500,000        1,463,190
       Indiana State Development Finance Authority Environmental Revenue, USX Corp.
          Project, Refunding, 5.60%, 12/01/32 .........................................          8,200,000        6,637,408
       Jasper County PCR, Northern Indiana Public Service Co., Refunding, Series C,
          MBIA Insured,
             5.60%, 11/01/16 ..........................................................         10,000,000        9,968,400
             5.85%, 4/01/19 ...........................................................          5,000,000        4,969,700
                                                                                                             --------------
                                                                                                                113,795,798
                                                                                                             --------------
KENTUCKY 0.9%
       Kentucky Economic Development Finance Authority Health System Revenue,
          Norton Healthcare Inc.,
             Refunding, Series C, MBIA Insured, 6.10%, 10/01/22 .......................         10,650,000        9,795,870
             Refunding, Series C, MBIA Insured, 6.15%, 10/01/27 .......................          3,995,000        3,500,299
             Series C, MBIA Insured, Pre-Refunded, 6.10%, 10/01/22 ....................          5,325,000        6,259,484
             Series C, MBIA Insured, Pre-Refunded, 6.15%, 10/01/27 ....................          6,005,000        7,071,789
       Kentucky Economic Development Finance Authority Hospital System Revenue,
          Appalachian Regional Health Center Facility, Refunding and Improvement,
             5.875%, 10/01/22 .........................................................          6,835,000        4,652,858
       Kentucky Economic Development Finance Authority Louisville Arena Project
          Revenue, Louisville Arena, Sub Series A-1, Assured Guaranty, 6.00%,
          12/01/42 ....................................................................          5,000,000        4,985,100
       Louisville and Jefferson County Metropolitan Government Health Facilities
          Revenue, Jewish Hospital and St. Mary's HealthCare Inc. Project, Refunding,
          6.125%, 2/01/37 .............................................................         11,500,000       11,224,460
                                                                                                             --------------
                                                                                                                 47,489,860
                                                                                                             --------------
LOUISIANA 3.4%
       Beauregard Parish Revenue, Boise Cascade Corp. Project, Refunding, 6.80%,
          2/01/27 .....................................................................         13,990,000        7,216,042
       Calcasieu Parish Inc. IDB, PCR, Gulf States Utilities Co. Project, Refunding,
          6.75%, 10/01/12 .............................................................          4,840,000        4,836,612
       Louisiana Local Government Environmental Facilities and CDA Revenue, Westlake
          Chemical Corp. Projects, 6.75%, 11/01/32 ....................................         30,000,000       19,323,300
       Louisiana Public Facilities Authority Revenue,
             FHA Insured Mortgage, Baton Rouge General, MBIA Insured, 5.25%, 7/01/33 ..         20,000,000       17,843,000
             Ochsner Clinic Foundation Project, Series B, 5.25%, 5/15/38 ..............         10,000,000        7,355,800
             Ochsner Clinic Foundation Project, Series B, 5.50%, 5/15/47 ..............         10,000,000        7,405,100
       Louisiana State Citizens Property Insurance Corp. Assessment Revenue, Series B,
          AMBAC Insured, 5.00%, 6/01/22 ...............................................         10,000,000        8,393,400
       New Orleans GO,
          Limited Tax, MBIA Insured, 5.00%, 3/01/21 ...................................          5,000,000        4,359,250
          Public Improvement, Series A, Radian Insured, 5.25%, 12/01/36 ...............         13,480,000       10,526,802
       Pointe Coupee Parish PCR, Gulf States Utilities Co. Project, Refunding, 6.70%,
          3/01/13 .....................................................................          4,850,000        4,838,263


                               Annual Report | 161

Franklin Tax-Free Trust

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT        VALUE
----------------------------------------                                                  ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
LOUISIANA (CONTINUED)
       Rapides Finance Authority Revenue, Cleco Power LLC Project, Mandatory Put
          10/01/11, 6.00%, 10/01/38 ...................................................   $      4,750,000   $    4,720,788
       St. John the Baptist Parish Revenue, Marathon Oil Corp. Project, Series A,
          5.125%, 6/01/37 .............................................................         80,500,000       58,996,035
       West Feliciana Parish PCR, Entergy Gulf States Project, Refunding, Series B,
          6.60%, 9/01/28 ..............................................................         20,750,000       19,938,052
                                                                                                             --------------
                                                                                                                175,752,444
                                                                                                             --------------
MAINE 0.6%
       Rumford PCR, Boise Cascade Corp. Project, Refunding, 6.625%, 7/01/20 ...........          4,800,000        2,475,888
       Skowhegan PCR, S.D. Warren Co. Project,
             Refunding, Series B, 6.65%, 10/15/15 .....................................          4,940,000        4,426,685
             Series A, 6.65%, 10/15/15 ................................................         24,570,000       22,016,931
                                                                                                             --------------
                                                                                                                 28,919,504
                                                                                                             --------------
MARYLAND 0.9%
       Maryland State Community Development Administration Development Housing and CDR,
          Housing, Series A, 5.875%, 7/01/16 ..........................................          1,440,000        1,441,469
       Maryland State EDC Revenue, Chesapeake Bay Conference Center Project, senior lien,
             Refunding, Series A, 4.75%, 12/01/11 .....................................            935,000          831,692
             Refunding, Series A, 5.00%, 12/01/16 .....................................          3,000,000        1,876,290
             Refunding, Series A, 5.00%, 12/01/31 .....................................         10,000,000        5,209,500
             Refunding, Series B, 5.00%, 12/01/16 .....................................            800,000          500,344
             Refunding, Series B, 5.25%, 12/01/31 .....................................          2,000,000        1,084,500
             Series B, Pre-Refunded, 7.50%, 12/01/14 ..................................          1,850,000        1,963,183
             Series B, Pre-Refunded, 7.625%, 12/01/22 .................................          6,740,000        7,163,744
             Series B, Pre-Refunded, 7.75%, 12/01/31 ..................................         16,160,000       17,190,846
       Maryland State Health and Higher Educational Facilities Authority Revenue,
             Anne Arundel Health System, Series A, 6.75%, 7/01/39 .....................          3,000,000        3,048,630
             Edenwald, Series A, 5.40%, 1/01/37 .......................................          1,200,000          785,460
             Washington County Hospital, 6.00%, 1/01/43 ...............................          6,000,000        4,582,620
                                                                                                             --------------
                                                                                                                 45,678,278
                                                                                                             --------------
MASSACHUSETTS 0.3%
       Massachusetts Bay Transportation Authority Revenue, General Transportation
          System, Series A, 7.00%, 3/01/21 ............................................          2,000,000        2,444,180
       Massachusetts State Development Finance Agency Resource Recovery Revenue, Waste
          Management Inc. Project, Mandatory Put 12/01/09, Series A, 6.90%, 12/01/29 ..          3,000,000        3,026,520
       Massachusetts State Development Finance Agency Revenue,
             Berkshire Retirement Project, first mortgage, 5.60%, 7/01/19 .............          1,030,000          843,230
             Berkshire Retirement Project, first mortgage, 5.625%, 7/01/29 ............          1,620,000        1,164,213
             Curry College, Series A, ACA Insured, 5.00%, 3/01/36 .....................          2,000,000        1,262,060
             Loomis Community Project, first mortgage, Refunding, Series A, 5.625%,
                7/01/15 ...............................................................          1,850,000        1,652,698
             Loomis Community Project, first mortgage, Refunding, Series A, 5.75%,
                7/01/23 ...............................................................          3,500,000        2,737,525
       Massachusetts State Health and Educational Facilities Authority Revenue, St.
          Memorial Medical Center, Refunding, Series A, 6.00%, 10/01/23 ...............          5,805,000        3,929,114
                                                                                                             --------------
                                                                                                                 17,059,540
                                                                                                             --------------


                               162 | Annual Report

Franklin Tax-Free Trust

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT        VALUE
----------------------------------------                                                  ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
MICHIGAN 4.0%
       Delta County EDC Environmental Improvement Revenue, Mead Escanaba Paper,
          Series A, Pre-Refunded, 6.25%, 4/15/27 ......................................   $     10,500,000   $   11,929,050
       Detroit Sewer Disposal System Revenue, second lien, Series A, MBIA Insured,
          5.00%, 7/01/35 ..............................................................         25,750,000       20,373,142
       Detroit Water Supply System Revenue, second lien, Refunding, Series C, FSA
          Insured, 5.00%, 7/01/33 .....................................................         11,000,000        9,475,400
       Garden City Hospital Finance Authority Hospital Revenue, Garden City Hospital
          Obligated Group, Refunding, Series A,
             5.625%, 9/01/10 ..........................................................            670,000          652,392
             5.75%, 9/01/17 ...........................................................            530,000          442,524
             5.00%, 8/15/38 ...........................................................          5,250,000        3,022,530
       Gaylord Hospital Finance Authority Limited Obligation Revenue, Otsego Memorial
          Hospital, Refunding, 6.50%,
             1/01/31 ..................................................................          1,000,000          758,130
             1/01/37 ..................................................................          1,000,000          736,580
       Michigan State Building Authority Revenue,
             Facilities Program, Refunding, Series I, 6.00%, 10/15/38 .................          6,000,000        6,158,160
             Facilities Program, Refunding, Series I, AMBAC Insured, 5.00%, 10/15/33 ..         13,495,000       11,666,427
             Facilities Program, Refunding, Series II, MBIA Insured, 5.00%, 10/15/29 ..         16,585,000       15,034,800
             Refunding, Series IA, FGIC Insured, 5.00%, 10/15/31 ......................          9,500,000        8,352,780
       Michigan State Hospital Finance Authority Revenue,
             Detroit Medical Center Obligation Group, Refunding, Series A, 6.25%,
                8/15/13 ...............................................................          7,500,000        7,126,200
             Detroit Medical Center Obligation Group, Refunding, Series A, 6.50%,
                8/15/18 ...............................................................         30,205,000       27,350,325
             Detroit Medical Center Obligation Group, Refunding, Series B, 5.50%,
                8/15/23 ...............................................................            500,000          383,740
             Detroit Medical Center Obligation Group, Series A, 5.25%, 8/15/23 ........            500,000          373,330
             Hospital, Oakwood Obligated Group, Refunding, Series A, 5.00%, 7/15/37 ...          3,680,000        2,605,918
             Marquette, 5.00%, 5/15/34 ................................................          6,000,000        4,061,040
             Memorial Healthcare Center, Refunding, 5.75%, 11/15/15 ...................          1,000,000          961,260
             Mercy Health Services, Series Q, AMBAC Insured, ETM, 5.75%, 8/15/16 ......          7,310,000        7,286,974
             Sinai Hospital, Refunding, 6.625%, 1/01/16 ...............................          2,610,000        2,444,448
             Sinai Hospital, Refunding, 6.70%, 1/01/26 ................................          7,250,000        6,137,633
       Michigan State Strategic Fund Limited Obligation Revenue, Detroit Edison Co.
          Pollution Control Project, Refunding, Series C, 5.45%, 9/01/29 ..............         11,000,000        9,523,360
       Michigan Tobacco Settlement Finance Authority Revenue, Tobacco Settlement Asset,
             Senior Series A, 6.00%, 6/01/34 ..........................................         13,675,000        8,695,112
             Senior Series A, 6.00%, 6/01/48 ..........................................         10,000,000        5,879,000
             Turbo, Series A, 6.875%, 6/01/42 .........................................         17,500,000       12,054,175
       Royal Oak Hospital Finance Authority Hospital Revenue, William Beaumont
          Hospital, Refunding, 8.25%, 9/01/39 .........................................         20,000,000       21,256,400
       Tawas City Hospital Finance Authority Revenue, Tawas St. Joseph's Hospital
          Project, Series A, ETM, 5.60%, 2/15/13 ......................................            945,000          955,140
                                                                                                             --------------
                                                                                                                205,695,970
                                                                                                             --------------
MINNESOTA 1.1%
       Hubbard County Solid Waste Disposal Revenue, Potlatch Corp. Project,
          7.25%, 8/01/14 ..............................................................          9,000,000        7,994,160
       Mahtomedi Senior Housing Revenue, St. Andrews Village Project, Refunding, 5.75%,
          12/01/40 ....................................................................          5,000,000        3,132,550


                               Annual Report | 163

Franklin Tax-Free Trust

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT        VALUE
----------------------------------------                                                  ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
MINNESOTA (CONTINUED)
       Minneapolis and St. Paul Metropolitan Airports Commission Airport
          Revenue, sub. bond,
       Refunding, Series C, FGIC Insured, 5.00%, 1/01/31 ..............................   $      6,185,000   $    5,780,563
       Minneapolis Health Care Facility Revenue,
             Augustana Chapel View Homes, Series D, 5.875%, 6/01/35 ...................          5,075,000        3,341,888
             Jones-Harrison Residence Project, 5.70%, 10/01/35 ........................          1,000,000          676,650
       Minneapolis Health Care System Revenue, Fairview Health Services,
             Series A, 6.625%, 11/15/28 ...............................................         11,000,000       11,295,240
             Series A, 6.75%, 11/15/32 ................................................          6,250,000        6,419,062
             Series D, AMBAC Insured, 5.00%, 11/15/30 .................................          1,725,000        1,509,185
       Minnesota Agriculture and Economic Development Board Revenue, Health
          Care System,
             Refunding, Series A, 6.375%, 11/15/29 ....................................            175,000          175,301
             Series A, Pre-Refunded, 6.375%, 11/15/29 .................................          6,325,000        6,932,832
       Minnesota State HFAR, Rental Housing, Refunding, Series D, MBIA Insured, 5.95%,
          2/01/18 .....................................................................            320,000          320,525
       Roseville MFHR, Rosepointe I Project, Series C, Pre-Refunded, 8.00%, 12/01/29 ..          3,040,000        3,334,120
       St. Paul Housing and RDA Hospital Revenue, Healtheast Project, 6.00%, 11/15/35..         10,000,000        7,392,500
                                                                                                             --------------
                                                                                                                 58,304,576
                                                                                                             --------------
MISSISSIPPI 1.2%
       Claiborne County PCR, Systems Energy Resources Inc. Project, Refunding, 6.20%,
          2/01/26 .....................................................................         33,295,000       27,870,246
       Lowndes County Solid Waste Disposal and PCR, Weyerhaeuser Co. Project,
          Refunding,
             Series B, 6.70%, 4/01/22 .................................................         18,775,000       15,530,492
       Warren County Gulf Opportunity Zone Revenue, International Paper, Series
       A, 6.50%,
          9/01/32 .....................................................................         10,000,000        7,374,800
       Warren County Revenue, Gulf Opportunity, International Paper, Series A,
          5.50%, 9/01/31 ..............................................................         20,000,000       12,952,600
                                                                                                             --------------
                                                                                                                 63,728,138
                                                                                                             --------------
MISSOURI 0.3%
       Branson Regional Airport Transportation Development District Airport Revenue,
             Series A, 6.00%, 7/01/37 .................................................          1,200,000          757,692
             Series B, 6.00%, 7/01/25 .................................................          6,000,000        4,123,500
             Series B, 6.00%, 7/01/37 .................................................          5,000,000        3,094,000
       Lake of the Ozarks Community Board Corp. Bridge System Revenue,
          Refunding, 5.25%,
          12/01/20 ....................................................................          8,350,000        6,991,288
       West Plains IDA Hospital Revenue, Ozarks Medical Center,
             6.30%, 11/15/11 ..........................................................            470,000          462,428
             6.75%, 11/15/24 ..........................................................          1,870,000        1,635,652
             Refunding, 5.50%, 11/15/12 ...............................................            420,000          398,303
                                                                                                             --------------
                                                                                                                 17,462,863
                                                                                                             --------------
MONTANA 0.1%
       Forsyth PCR, Puget Sound Energy, Refunding, Series A, AMBAC Insured,
          5.00%, 3/01/31 ..............................................................         10,220,000        7,302,292
                                                                                                             --------------
NEVADA 1.3%
       Clark County ID Special Assessment,
             Local ID No. 128, The Summerlin Centre, Series A, 5.00%, 2/01/26 .........          1,320,000          711,863
             Local ID No. 128, The Summerlin Centre, Series A, 5.05%, 2/01/31 .........          1,035,000          520,822


                               164 | Annual Report

Franklin Tax-Free Trust

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT        VALUE
----------------------------------------                                                  ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
NEVADA (CONTINUED)
       Clark County ID Special Assessment, (continued)
             Local ID No. 132, Summerlin South Area, Villages 15A and 18, 6.875%,
                2/01/21 ...............................................................   $      3,660,000   $    2,980,887
             Local ID No. 142, Mountains Edge, 6.375%, 8/01/23 ........................          4,095,000        2,851,676
             Local ID No. 151, Summerlin-Mesa, 5.00%, 8/01/20 .........................            760,000          429,567
             Local ID No. 151, Summerlin-Mesa, 5.00%, 8/01/25 .........................          2,395,000        1,329,752
       Clark County IDR,
             Nevada Power Co. Project, Refunding, Series B, 5.90%, 10/01/30 ...........          5,125,000        3,649,666
             Southwest Gas Corp. Project, Series D, AMBAC Insured, 5.55%, 12/01/38 ....          7,260,000        4,576,995
       Henderson Health Care Facility Revenue, Catholic Healthcare West, Series
          A, 5.625%,
          7/01/24 .....................................................................          7,000,000        6,567,750
       Henderson Local ID Special Assessment,
             No. T-2, 9.50%, 8/01/11 ..................................................            235,000          221,539
             No. T-4C, Green Valley, Refunding, Series A, 5.90%, 11/01/18 .............          3,065,000        2,409,734
             No. T-12, Series A, 7.375%, 8/01/18 ......................................         33,655,000       24,012,170
             No. T-16, 4.90%, 3/01/16 .................................................          1,355,000          609,709
             No. T-16, 5.00%, 3/01/18 .................................................            975,000          438,321
             No. T-16, 5.00%, 3/01/19 .................................................            965,000          433,661
             No. T-16, 5.10%, 3/01/22 .................................................          1,450,000          651,123
             No. T-16, 5.125%, 3/01/25 ................................................          1,535,000          688,923
             No. T-17, 5.00%, 9/01/15 .................................................            715,000          564,964
             No. T-17, 5.00%, 9/01/16 .................................................            730,000          558,684
             No. T-17, 5.00%, 9/01/25 .................................................          1,375,000          819,679
       Las Vegas Local Improvement Bonds Special Assessment,
             Special ID No. 404, Refunding, FSA Insured, 5.85%, 11/01/09 ..............          1,180,000        1,181,156
             Special ID No. 607, 6.25%, 6/01/24 .......................................          4,855,000        3,023,548
       Las Vegas Special Assessment, ID No. 505, Elkhorn Springs, 8.00%, 9/15/13 ......          2,185,000        2,160,550
       Overton Power District No. 5 Special Obligation Revenue, 8.00%, 12/01/38 .......          7,500,000        7,919,025
                                                                                                             --------------
                                                                                                                 69,311,764
                                                                                                             --------------
NEW HAMPSHIRE 0.3%
       New Hampshire Higher Education and Health Facilities Authority Revenue,
             Hillcrest Terrace, 7.50%, 7/01/24 ........................................         15,050,000       12,526,717
             New Hampshire Catholic Charities, Refunding, Series A, 5.75%, 8/01/11 ....            620,000          602,119
                                                                                                             --------------
                                                                                                                 13,128,836
                                                                                                             --------------
NEW JERSEY 5.0%
       Hudson County Improvement Authority Solid Waste Systems Revenue,
          Refunding,
             Series 1, 6.00%, 1/01/19 .................................................          2,180,000        1,896,273
             Series 1, 6.00%, 1/01/29 .................................................          5,000,000        3,772,400
             Series 2, 6.125%, 1/01/19 ................................................          2,125,000        1,866,302
             Series 2, 6.125%, 1/01/29 ................................................          5,105,000        3,853,152
       New Jersey EDA Lease Revenue, International Center for Public Health
       Project, University of
          Medicine and Dentistry, AMBAC Insured, 6.00%, 6/01/32 .......................          9,965,000        9,531,423
       New Jersey EDA Revenue,
             Cigarette Tax, 5.50%, 6/15/24 ............................................         23,000,000       17,540,720
             Cigarette Tax, 5.50%, 6/15/31 ............................................          6,500,000        4,604,210
             Cigarette Tax, 5.75%, 6/15/34 ............................................         10,000,000        7,213,200
             first mortgage, Keswick Pines, Refunding, 5.75%, 1/01/24 .................          1,500,000        1,108,935
             first mortgage, Presbyterian, Series A, 6.25%, 11/01/20 ..................          7,635,000        6,189,007


                               Annual Report | 165

Franklin Tax-Free Trust

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT        VALUE
----------------------------------------                                                  ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
NEW JERSEY (CONTINUED)
       New Jersey EDA Special Facility Revenue, Continental Airlines Inc. Project,
             6.625%, 9/15/12 ..........................................................   $     25,525,000   $   21,764,657
             6.25%, 9/15/19 ...........................................................         32,000,000       23,536,960
             6.40%, 9/15/23 ...........................................................         79,890,000       55,515,561
       New Jersey Health Care Facilities Financing Authority Revenue,
          Capital Appreciation, St. Barnabas Health, Refunding, Series B, zero cpn.,
             7/01/33 ..................................................................         57,680,000        5,679,750
          Capital Appreciation, St. Barnabas Health, Refunding, Series B, zero cpn.,
             7/01/34 ..................................................................         52,330,000        4,673,069
          Capital Appreciation, St. Barnabas Health, Refunding, Series B, zero cpn.,
             7/01/35 ..................................................................         20,000,000        1,619,400
          South Jersey Hospital, 5.00%, 7/01/46 .......................................          6,000,000        4,587,480
          St. Joseph's Healthcare System, 6.625%, 7/01/38 .............................         25,000,000       18,617,000
          Trinitas Hospital Obligation Group, Pre-Refunded, 7.50%, 7/01/30 ............          5,000,000        5,450,050
       New Jersey State Transportation Trust Fund Authority Revenue, Transportation
          System, Series A, 6.00%, 12/15/38 ...........................................         55,000,000       57,095,500
       Tobacco Settlement FICO Revenue, Capital Appreciation Bonds, Series 1B, zero cpn.,
          6/01/41 .....................................................................         40,000,000        1,283,200
                                                                                                             --------------
                                                                                                                257,398,249
                                                                                                             --------------
NEW MEXICO 2.7%
       Farmington PCR,
             Public Service Co. of New Mexico, San Juan Project, Refunding, Series
                A, 6.30%, 12/01/16 ....................................................         24,045,000       23,090,413
             Public Service Co. of New Mexico, San Juan Project, Refunding, Series B,
                6.30%, 12/01/16 .......................................................          3,175,000        3,048,953
             Public Service Co. of New Mexico, San Juan Project, Refunding, Series D,
                6.375%,
                4/01/22 ...............................................................         66,125,000       60,142,671
             Public Service Co. of New Mexico, San Juan Project, Series A, 6.60%,
                10/01/29 ..............................................................          9,000,000        7,189,020
             Tucson Electric Power Co., Series A, 6.95%, 10/01/20 .....................         37,000,000       36,938,950
       New Mexico State Hospital Equipment Loan Council Hospital Revenue, St. Vincent
          Hospital, Series A, Radian Insured, Pre-Refunded,
             5.25%, 7/01/30 ...........................................................          4,360,000        4,991,372
             5.00%, 7/01/35 ...........................................................          3,470,000        3,922,453
                                                                                                             --------------
                                                                                                                139,323,832
                                                                                                             --------------
NEW YORK 6.3%
       Corinth IDA Environmental Improvement Revenue, International Paper Co. Project,
          Refunding,
             Series A, 5.75%, 2/01/22 .................................................          2,000,000        1,468,880
       Liberty Development Corp. Revenue, Goldman Sachs Headquarters, 5.25%,
          10/01/35 ....................................................................         13,000,000       10,653,760
       Long Island Power Authority Electric System Revenue, General, Refunding,
          Series A, 6.00%,
          5/01/33 .....................................................................         12,500,000       12,960,750
       MAC for City of Troy Revenue, Capital Appreciation, Series C, MBIA Insured,
          zero cpn.,
             7/15/21 ..................................................................            428,010          243,923
             1/15/22 ..................................................................            649,658          355,603
       MTA Revenue, Transportation, Series F, 5.00%, 11/15/30 .........................          7,000,000        6,562,150
       New York City GO,
             Fiscal 2003, Series I, 5.00%, 3/01/25 ....................................          9,000,000        8,806,140
             Refunding, Series H, 6.25%, 8/01/15 ......................................             20,000           20,062
             Refunding, Series H, 6.125%, 8/01/25 .....................................             10,000            9,999
             Refunding, Series J, 6.00%, 8/01/21 ......................................              5,000            5,007
             Series B, 7.00%, 2/01/18 .................................................            115,000          114,985


                               166 | Annual Report

Franklin Tax-Free Trust

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT        VALUE
----------------------------------------                                                  ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
NEW YORK (CONTINUED)
New York City GO, (continued)
             Series D, 7.625%, 2/01/14 ................................................   $          5,000   $        4,994
             Series F, 7.50%, 2/01/21 .................................................             85,000           84,988
             Series G, 7.50%, 2/01/22 .................................................             10,000            9,999
       New York City IDA Civic Facility Revenue,
             Amboy Properties Corp. Project, Refunding, 6.75%, 6/01/20 ................          6,145,000        5,259,997
             Series C, 6.80%, 6/01/28 .................................................          5,000,000        4,428,350
             Staten Island University Hospital Project, Series C, 6.45%, 7/01/32 ......          1,460,000        1,118,696
       New York City IDA Special Facility Revenue,
             American Airlines Inc., JFK International Airport Project, 7.50%,
                8/01/16 ...............................................................         15,000,000       12,591,000
             American Airlines Inc., JFK International Airport Project, 7.625%,
                8/01/25 ...............................................................         20,000,000       14,931,600
             American Airlines Inc., JFK International Airport Project, 7.75%,
                8/01/31 ...............................................................         15,000,000       11,252,250
             American Airlines Inc., JFK International Airport Project, Series A,
                8.00%, 8/01/12 ........................................................         74,000,000       62,197,000
       British Airways PLC Project, 7.625%, 12/01/32 ..................................         15,550,000       11,371,404
       New York City IDAR,
             Liberty, 7 World Trade Center Project, Series A, 6.25%, 3/01/15 ..........         42,000,000       36,128,400
             Liberty, 7 World Trade Center Project, Series A, 6.50%, 3/01/35 ..........         50,000,000       34,946,000
             Liberty, 7 World Trade Center Project, Series B, 6.75%, 3/01/15 ..........          3,000,000        2,644,470
             Queens Baseball Stadium, Pilot, AMBAC Insured, 5.00%, 1/01/31 ............          9,500,000        7,907,515
       New York City Municipal Water Finance Authority Water and Sewer System
          Revenue, Series E,
          5.00%, 6/15/34 ..............................................................         10,000,000        9,872,000
       New York State Dormitory Authority Revenues, Non-State Supported Debt,
          Orange Regional
          Medical Center,
             6.125%, 12/01/29 .........................................................         16,000,000       12,284,000
             6.25%, 12/01/37 ..........................................................         30,000,000       22,130,400
       Oneida County IDAR, Civic Facility, St. Elizabeth Medical, Series B,
          6.00%, 12/01/19 .............................................................          1,000,000          911,160
       Port Authority of New York and New Jersey Special Obligation Revenue,
          Continental Airlines
          Inc., Eastern Project, La Guardia,
             9.00%, 12/01/10 ..........................................................          4,520,000        4,532,249
             9.125%, 12/01/15 .........................................................         24,940,000       24,995,866
       Utica IDA Civic Facility Revenue, Utica College Civic Facility,
             6.75%, 12/01/21 ..........................................................          1,250,000        1,144,063
             6.85%, 12/01/31 ..........................................................          2,000,000        1,717,860
                                                                                                             --------------
                                                                                                                323,665,520
                                                                                                             --------------
NORTH CAROLINA 1.9%
       Albemarle Hospital Authority Health Care Facilities Revenue, Refunding,
          5.25%, 10/01/27 .............................................................          4,500,000        3,449,025
       North Carolina Eastern Municipal Power Agency Power System Revenue,
             Refunding, Series A, 5.75%, 1/01/26 ......................................         37,500,000       33,701,250
             Refunding, Series B, 5.75%, 1/01/24 ......................................         35,750,000       33,339,377
             Series D, 6.70%, 1/01/19 .................................................          2,000,000        2,038,020
             Series D, 6.75%, 1/01/26 .................................................         13,125,000       13,138,913
       North Carolina HFAR, SF, Series II, FHA Insured, 6.20%,
             3/01/16 ..................................................................            805,000          801,675
             9/01/17 ..................................................................            565,000          565,565


                               Annual Report | 167

Franklin Tax-Free Trust

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT        VALUE
----------------------------------------                                                  ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
NORTH CAROLINA (CONTINUED)
       North Carolina Medical Care Commission Health Care Facilities Revenue, Pennybyrn
          at Maryfield, Series A,
             5.75%, 10/01/23 ..........................................................   $      3,625,000   $    2,552,616
             6.00%, 10/01/23 ..........................................................          2,500,000        1,809,050
       North Carolina Medical Care Commission Retirement Facilities Revenue, first mortgage, United Methodist, Refunding, Series C,
             5.25%, 10/01/24 ..........................................................            920,000          667,534
             5.50%, 10/01/32 ..........................................................          1,600,000        1,096,368
       North Carolina Medical Care Commission Revenue, Series A, 6.125%, 10/01/35 .....          8,250,000        5,377,020
                                                                                                             --------------
                                                                                                                 98,536,413
                                                                                                             --------------
NORTH DAKOTA 0.1%
       Ward County Health Care Facilities Revenue, Trinity Obligated Group, 5.125%,
             7/01/25 ..................................................................          2,250,000        1,714,770
             7/01/29 ..................................................................          2,500,000        1,817,350
                                                                                                             --------------
                                                                                                                  3,532,120
                                                                                                             --------------
OHIO 0.8%
       Buckeye Tobacco Settlement Financing Authority Revenue,
             Asset-Backed, Senior Convertible Capital Appreciation Turbo Term Bond,
                Series A-3, zero cpn. to 12/01/12, 6.25% thereafter, 6/01/37 ..........         15,000,000        6,425,550
             Asset-Backed, Senior Current Interest Turbo Term Bond, Series A-2, 5.75%,
                6/01/34 ...............................................................         11,250,000        6,682,725
             Asset-Backed, Senior Current Interest Turbo Term Bond, Series A-2, 6.00%,
                6/01/42 ...............................................................          5,000,000        2,946,500
             Capital Appreciation, Asset-Backed, First Sub Series B, zero cpn.,
                6/01/47 ...............................................................         55,000,000          949,850
       Franklin County Health Care Facilities Revenue,
             Ohio Presbyterian, Series A, Pre-Refunded, 7.125%, 7/01/29 ...............          1,000,000        1,132,740
             Presbyterian Retirement Services, Refunding, 5.50%, 7/01/17 ..............          3,100,000        2,658,746
             Presbyterian Retirement Services, Refunding, 5.50%, 7/01/21 ..............            950,000          748,885
       Miami County Hospital Facilities Revenue, Refunding and Improvement, Upper
          Valley Medical Center, 5.25%, 5/15/26 .......................................          2,750,000        2,205,417
       Scioto County Hospital Revenue, Southern Ohio Medical Center, Refunding, 5.75%,
          2/15/38 .....................................................................         17,000,000       14,589,230
       Toledo Lucas County Port Authority Airport Revenue, Bax Global Project,
          Refunding, Series 1, 6.25%, 11/01/13 ........................................          3,000,000        2,760,180
                                                                                                             --------------
                                                                                                                 41,099,823
                                                                                                             --------------
OKLAHOMA 0.2%
       Oklahoma Development Finance Authority Revenue, Comanche County Hospital
          Project, Series B, 6.60%, 7/01/31 ...........................................          5,000,000        4,060,050
       Tulsa Industrial Authority Revenue, Refunding, MBIA Insured, 5.00%, 10/01/31 ...          5,325,000        5,062,105
       Valley View Hospital Authority Revenue, Valley View Regional Medical
          Center, Refunding, 6.00%, 8/15/14 ...........................................          3,170,000        2,994,096
                                                                                                             --------------
                                                                                                                 12,116,251
                                                                                                             --------------
OREGON 0.1%
       Oregon State Health Housing Educational and Cultural Facilities Authority
          Revenue, Linfield
          College Project, Series A,
             6.75%, 10/01/25 ..........................................................              5,000            4,572
             Pre-Refunded, 6.75%, 10/01/25 ............................................          5,215,000        5,736,292
                                                                                                             --------------
                                                                                                                  5,740,864
                                                                                                             --------------


                               168 | Annual Report

Franklin Tax-Free Trust

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT        VALUE
----------------------------------------                                                  ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
PENNSYLVANIA 5.8%
       Allegheny County Hospital Development Authority Revenue,
             Health System, Series A, MBIA Insured, Pre-Refunded, 6.50%, 11/15/30 .....      $  10,000,000   $   11,070,900
             Health System, Series B, Pre-Refunded, 9.25%, 11/15/15 ...................         20,490,000       22,901,058
             Health System, Series B, Pre-Refunded, 9.25%, 11/15/22 ...................         24,000,000       27,630,240
             West Pennsylvania Allegheny Health System, Refunding, 5.00%, 11/15/28 ....          8,360,000        4,857,076
             West Pennsylvania Allegheny Health System, Refunding, 5.375%, 11/15/40 ...         70,000,000       38,762,500
       Allegheny County IDAR, Environmental Improvement, USX Corp., Refunding, 6.10%,
          7/15/20 .....................................................................          5,500,000        5,193,925
       Carbon County IDAR, Panther Creek Partner Project, Refunding, 6.65%, 5/01/10 ...          1,925,000        1,929,890
       Delaware County IDAR, Resource Recovery Facility, Refunding, Series A,
             6.10%, 7/01/13 ...........................................................         34,600,000       34,363,682
             6.20%, 7/01/19 ...........................................................         17,525,000       16,225,346
       Harrisburg Authority University Revenue, Harrisburg University of Science,
             Series A, 5.40%, 9/01/16 .................................................            700,000          664,027
             Series B, 6.00%, 9/01/36 .................................................          3,000,000        2,317,890
       Lancaster County Hospital Authority Revenue, Brethren Village Project, Series A,
             6.375%, 7/01/30 ..........................................................          1,000,000          790,580
             6.50%, 7/01/40 ...........................................................          3,000,000        2,314,170
       Lancaster IDAR, Garden Spot Village Project, Series A, Pre-Refunded,
             7.625%, 5/01/31 ..........................................................          1,650,000        1,798,550
       New Morgan IDA Solid Waste Disposal Revenue, New Morgan Landfill Co. Inc.,
          Project, 6.50%, 4/01/19 .....................................................          3,160,000        2,951,756
       Northampton County General Purpose Authority Hospital Revenue, St. Luke's
          Hospital Project, Series A, 5.50%, 8/15/40 ..................................         15,000,000       12,186,450
       Pennsylvania Economic Development Financing Authority Exempt Facilities Revenue,
          Reliant Energy Seward LLC Project, Series A, 6.75%, 12/01/36 ................         95,130,000       75,626,447
       Pennsylvania State Higher Educational Facilities Authority Health Services
          Revenue, Allegheny Delaware Valley Obligation Group, Refunding, Series A,
          MBIA Insured,
          5.875%, 11/15/16 ............................................................         13,000,000       11,660,480
       Philadelphia Hospitals and Higher Education Facilities Authority Hospital
          Revenue,
          Temple University Health System, Refunding, Series B, 5.50%, 7/01/26 ........         18,000,000       13,693,680
          Temple University Hospital, Refunding, Series A, 6.625%, 11/15/23 ...........          7,500,000        6,652,200
       Sayre Health Care Facilities Authority Revenue, Guthrie Healthcare System,
          Refunding, Series A, 5.75%, 12/01/21 ........................................            815,000          814,919
          Series A, Pre-Refunded, 5.75%, 12/01/21 .....................................          2,185,000        2,454,432
       Washington County IDA, PCR, West Pennsylvania Power Co., Series G, AMBAC
          Insured,
          6.05%, 4/01/14 ..............................................................          5,025,000        5,025,502
                                                                                                             --------------
                                                                                                                301,885,700
                                                                                                             --------------
RHODE ISLAND 0.2%
       Rhode Island State Health and Educational Building Corp. Revenue, Hospital
          Financing, Lifespan Obligated Group,
          Pre-Refunded, 6.50%, 8/15/32 ................................................          8,000,000        9,239,600
          Refunding, MBIA Insured, 5.75%, 5/15/23 .....................................            405,000          398,791
       Tobacco Settlement Financing Corp. Revenue, Asset-Backed, Series B, zero
          cpn., 6/01/52 ...............................................................         90,000,000          760,500
                                                                                                             --------------
                                                                                                                 10,398,891
                                                                                                             --------------


                               Annual Report | 169

Franklin Tax-Free Trust

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT        VALUE
----------------------------------------                                                  ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
SOUTH CAROLINA 0.9%
       Dorchester County School District No. 002 Installment Purchase Revenue,
          Growth Remedy Opportunities Tax Hike, 5.25%, 12/01/29 .......................   $     16,500,000   $   16,272,960
       Greenville County School District Installment Purchase Revenue, Building
          Equity Sooner Tomorrow, 5.00%, 12/01/28 .....................................         10,000,000        9,986,800
       Lancaster Educational Assistance Program Inc. Revenue, School District of
          Lancaster County Project, 5.00%, 12/01/26 ...................................         15,015,000       13,945,031
       Scago Educational Facilities Corp. for Calhoun School District Revenue,
          School Project, Radian Insured, 5.00%, 12/01/26 .............................          7,540,000        6,610,695
       Scago Educational Facilities Corp. for Williamsburg School District
          Revenue, Williamsburg County Project, Refunding, Radian Insured,
          5.00%, 12/01/31 .............................................................          2,000,000        1,707,100
                                                                                                             --------------
                                                                                                                 48,522,586
                                                                                                             --------------
TENNESSEE 0.9%
       Clarksville Natural Gas Acquisition Corp. Gas Revenue, 5.00%, 12/15/20 .........          5,990,000        4,513,225
       Johnson City Health and Educational Facilities Board Hospital Revenue,
          first mortgage, Mountain States Health, Refunding, Series A, MBIA Insured,
          zero cpn.,
          7/01/27 .....................................................................         19,365,000        5,586,609
          7/01/28 .....................................................................         19,400,000        5,171,264
          7/01/29 .....................................................................         19,365,000        4,773,473
          7/01/30 .....................................................................         19,370,000        4,402,026
       Knox County Health Educational and Housing Facilities Board Hospital
          Facilities Revenue,
          Capital Appreciation, Refunding and Improvement, Series A, FSA Insured, zero
             cpn., 1/01/25 ............................................................          5,000,000        1,862,100
          Capital Appreciation, Refunding and Improvement, Series A, FSA Insured,
             zero cpn., 1/01/26 .......................................................          2,610,000          898,440
          Covenant Health System, Refunding and Improvement, Series A, zero cpn.,
             1/01/37 ..................................................................         12,760,000        1,333,803
          Covenant Health System, Refunding and Improvement, Series A, zero cpn.,
             1/01/39 ..................................................................         13,755,000        1,224,195
       Knox County Health Educational and Housing Facilities Board Revenue,
          University Health System Inc., Refunding, 5.25%, 4/01/36 ....................         20,475,000       15,224,186
                                                                                                             --------------
                                                                                                                 44,989,321
                                                                                                             --------------
TEXAS 5.5%
       Angelina and Neches River Authority Waste Disposal Revenue, Temple-Inland
          Forest Products, 6.95%, 5/01/23 .............................................          1,750,000        1,307,303
       Austin Convention Enterprises Inc. Convention Center Revenue, first tier,
          Refunding, Series B, 5.75%, 1/01/34 .........................................          7,000,000        3,943,590
          Series A, Pre-Refunded, 6.70%, 1/01/32 ......................................         10,000,000       10,961,000
       Bexar County Health Facilities Development Corp. Revenue, Army Retirement
          Residence, Refunding, 5.00%,
          7/01/27 .....................................................................          1,000,000          710,960
          7/01/33 .....................................................................          1,520,000        1,001,376
       Brazos County Health Facilities Development Corp. Franciscan Services
          Corp. Revenue, Obligation Group, St. Joseph Regional, 5.50%, 1/01/38 ........         5,250,000        3,983,385
       Brazos River Authority PCR,
          Texas Utility Co., Refunding, Series A, 7.70%, 4/01/33 ......................         21,740,000        9,530,816
          TXU Electric Co. Project, Refunding, Series A, 8.25%, 10/01/30 ..............         45,000,000       20,182,050


                               170 | Annual Report

Franklin Tax-Free Trust

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT        VALUE
----------------------------------------                                                  ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
TEXAS (CONTINUED)
       Brazos River Authority PCR, (continued)
          TXU Electric Co. Project, Refunding, Series C, 7.70%, 3/01/32 ...............   $      6,800,000   $    2,981,256
          TXU Electric Co. Project, Refunding, Series D-1, 8.25%, 5/01/33 .............         17,000,000        7,622,290
          TXU Energy Co. LLC Project, Mandatory Put 4/01/13, Refunding, Series A,
             6.75%,
             4/01/38 ..................................................................          1,000,000          651,960
          TXU Energy Co. LLC Project, Refunding, Series B, 6.30%, 7/01/32 .............          9,000,000        3,941,370
          TXU Energy Co. LLC Project, Refunding, Series C, 6.75%, 10/01/38 ............          1,555,000          681,230
       Brazos River Harbor Navigation District Brazoria County Environmental
          Revenue, Dow Chemical Co. Project, Refunding, Series B-2, 4.95%, 5/15/33               2,500,000        1,578,725
       Brownsville Utility System Revenue, Refunding and Improvement, Series A,
          AMBAC Insured, 5.00%, 9/01/31 ...............................................         12,500,000       11,884,500
       Coppell Special Assessment, Gateway Project, 8.70%, 3/01/12 ....................          1,505,000        1,510,794
       Dallas-Fort Worth International Airport Revenue, Joint,
          Refunding, Series A, Sub Series A-2, MBIA Insured, 6.10%, 11/01/24 ..........          2,000,000        2,003,500
          Series B, MBIA Insured, 6.00%, 11/01/23 .....................................          4,000,000        4,007,800
          Series C, MBIA Insured, 6.25%, 11/01/28 .....................................          3,250,000        3,250,683
       El Paso Health Facilities Development Corp. Revenue, Senior Care Facilities,
          Bienvivir Senior Health, Pre-Refunded,
          7.00%, 8/15/12 ..............................................................            535,000          583,294
          7.50%, 8/15/18 ..............................................................          2,300,000        2,677,752
          7.75%, 8/15/31 ..............................................................          3,000,000        3,510,690
       Gulf Coast Waste Disposal Authority Waste Disposal Revenue, Valero Energy
          Corp. Project, 6.65%, 4/01/32 ...............................................          1,500,000        1,262,070
       Harris County Health Facilities Development Corp. Hospital Revenue,
          Memorial Hermann Healthcare System, Refunding, Series B, 7.25%, 12/01/35 ....         13,500,000       14,270,310
       Houston Airport System Revenue, Special Facilities, Continental Airlines,
          Series E, 6.75%, 7/01/21 ....................................................         24,995,000       18,973,705
       Lubbock Educational Facilities Authority Revenue, Lubbock Christian,
          Refunding and Improvement, 5.25%, 11/01/37 ..................................          1,000,000          696,630
       Lufkin Health Facilities Development Corp. Health System Revenue, Memorial
          Health System of East Texas, 5.50%,
          2/15/32 .....................................................................          1,000,000          703,860
          2/15/37 .....................................................................          2,500,000        1,705,625
       Matagorda County Navigation District No. 1 Revenue, Centerpoint Energy
          Project, Refunding, 5.60%, 3/01/27 ..........................................         11,000,000        8,698,360
       North Texas Tollway Authority Revenue,
          Capital Appreciation, System, first tier, Refunding, Series I, zero cpn.
             to 1/01/15, 6.50% thereafter, 1/01/43 ....................................         25,000,000       14,823,750
          System, first tier, Refunding, Series A, 5.625%, 1/01/33 ....................          2,000,000        1,912,700
          System, first tier, Refunding, Series A, 5.75%, 1/01/48 .....................         30,000,000       28,315,800
          System, first tier, Refunding, Series B, 5.75%, 1/01/40 .....................         12,680,000       12,150,103
          System, first tier, Refunding, Series K-2, 6.00%, 1/01/38 ...................         15,000,000       14,917,050
          System, second tier, Refunding, Series F, 5.75%, 1/01/38 ....................         20,000,000       18,321,600
       Sabine River Authority PCR, TXU Electric Co. Project, Refunding,
          Series A, 5.80%, 7/01/22 ....................................................          1,000,000          468,420
          Series B, 6.15%, 8/01/22 ....................................................         13,115,000        6,143,197
          Series C, 5.20%, 5/01/28 ....................................................         29,945,000       13,409,670
       Texas State Turnpike Authority Revenue, Capital Appreciation, AMBAC
          Insured, zero cpn., 8/15/32 .................................................         51,000,000       11,151,150


                               Annual Report | 171

Franklin Tax-Free Trust

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT       VALUE
----------------------------------------                                                  ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
TEXAS (CONTINUED)
       Trinity River Authority PCR, Texas Electric Co. Project, Refunding, 6.25%,
          5/01/28 .....................................................................   $        445,000   $      194,981
       Tyler Health Facilities Development Corp. Hospital Revenue,
             East Texas Medical Center, Refunding and Improvement, Series A, 5.375%,
                11/01/37 ..............................................................          8,000,000        5,498,960
             Mother Frances Hospital, Series B, 5.00%, 7/01/37 ........................          3,400,000        2,147,100
       Waco Health Facilities Development Corp. FHA Insured Mortgage Revenue,
          Hillcrest Health
          System Project, Series A, MBIA Insured, 5.00%, 8/01/31 ......................         15,000,000       11,608,800
                                                                                                             --------------
                                                                                                                285,880,165
                                                                                                             --------------
UTAH 0.1%
       Carbon County Solid Waste Disposal Revenue, Laidlaw Inc./ECDC
          Environmental LC Project,
          Refunding, Series A, 7.50%, 2/01/10 .........................................          5,000,000        5,029,250
                                                                                                             --------------
VERMONT 0.3%
       Vermont Educational and Health Buildings Financing Agency Revenue,
          Fletcher Allen Health,
          Series A, AMBAC Insured, 6.00%, 12/01/23 ....................................         15,000,000       13,581,150
                                                                                                             --------------
VIRGINIA 1.0%
       James City County EDA Residential Care Facility Revenue, first mortgage,
          Williamsburg Landing, Series A, 5.35%, 9/01/26 ..............................            750,000          510,547
       Peninsula Ports Authority Coal Terminal Revenue, Dominion Terminal
          Associates, Refunding,
          6.00%, 4/01/33 ..............................................................          9,000,000        7,601,580
       Tobacco Settlement Financing Corp. Revenue,
             Asset-Backed, Pre-Refunded, 5.50%, 6/01/26 ...............................          2,500,000        2,753,125
             Asset-Backed, Pre-Refunded, 5.625%, 6/01/37 ..............................          3,000,000        3,456,120
             Capital Appreciation Bonds, Second Sub Series D, zero cpn., 6/01/47 ......         50,000,000          980,500
             Senior Series B1, 5.00%, 6/01/47 .........................................          6,250,000        3,257,750
       Virginia Beach Development Authority Residential Care Facility Mortgage
             Revenue,
          Westminster Canterbury Project,
             Refunding, 5.00%, 11/01/22 ...............................................          1,000,000          741,190
             Refunding, 5.25%, 11/01/26 ...............................................          2,000,000        1,439,640
             Refunding, 5.375%, 11/01/32 ..............................................          1,000,000          688,100
             Series A, Pre-Refunded, 7.125%, 11/01/23 .................................          5,000,000        5,318,100
             Series A, Pre-Refunded, 7.25%, 11/01/32 ..................................          9,000,000        9,579,960
       Virginia State HDA Commonwealth Mortgage Revenue, 4.80%, 7/01/29 ...............         20,500,000       17,649,680
                                                                                                             --------------
                                                                                                                 53,976,292
                                                                                                             --------------
WASHINGTON 1.0%
       Douglas County PUD No. 1 Wells Hydroelectric Revenue, Refunding, Series B,
          FGIC Insured,
          5.00%, 9/01/35 ..............................................................          7,685,000        7,327,263
       Skagit County Public Hospital District No. 1 Revenue, Skagit Valley
          Hospital, 5.75%,
             12/01/32 .................................................................          2,000,000        1,415,900
       Snohomish County Public Hospital District No. 3 GO, AMBAC Insured, 5.00%,
          12/01/31 ....................................................................         10,000,000        9,308,600
       Washington State Health Care Facilities Authority Revenue,
             Kadlec Medical Center, Refunding, Series A, Assured Guaranty, 5.00%,
                12/01/30 ..............................................................          4,000,000        3,131,960
             Providence Health and Services, Refunding, Series A, FGIC Insured, 5.00%,
                10/01/36 ..............................................................          7,000,000        6,374,550
             Providence Health and Services, Series A, FGIC Insured, Pre-Refunded,
                5.00%, 10/01/36 .......................................................            305,000          355,716
             Virginia Mason Medical, Series B, ACA Insured, 6.00%, 8/15/37 ............         30,000,000       23,331,000
                                                                                                             --------------
                                                                                                                 51,244,989
                                                                                                             --------------


                              172 | Annual Report

Franklin Tax-Free Trust

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT       VALUE
----------------------------------------                                                  ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
WEST VIRGINIA 0.3%
       County Commission of Harrison County Solid Waste Disposal Revenue,
          Allegheny Energy
          Supply Co. LLC, Refunding, Series D, 5.50%, 10/15/37 ........................   $      9,000,000   $    5,958,000
       Pleasants County PCR, County Commission, Series F, 5.25%, 10/15/37 .............         14,000,000       10,019,940
                                                                                                             --------------
                                                                                                                 15,977,940
                                                                                                             --------------
WISCONSIN 0.9%
       Central Brown County Water Authority Water System Revenue, Refunding,
          AMBAC Insured,
          5.00%, 12/01/30 .............................................................         11,205,000       10,503,455
       Kaukauna Environmental Improvement Revenue, International Paper Co.
          Project, Series A,
          6.70%, 5/01/24 ..............................................................          4,100,000        3,140,928
       Wisconsin Housing and EDA Home Ownership Revenue, Series E, 4.90%, 9/01/37 .....         22,210,000       18,306,592
       Wisconsin State Health and Educational Facilities Authority Revenue,
             Fort Healthcare Inc. Project, 5.75%, 5/01/24 .............................          5,000,000        4,374,700
             New Castle Place Project, Series A, 7.00%, 12/01/31 ......................          2,500,000        2,021,025
             Thedacare Inc., AMBAC Insured, 5.00%, 12/15/30 ...........................          9,530,000        7,135,302
                                                                                                             --------------
                                                                                                                 45,482,002
                                                                                                             --------------
WYOMING 0.2%
       Wyoming Municipal Power Agency Power Supply Revenue, Series A,
             5.50%, 1/01/28 ...........................................................          1,350,000        1,353,632
             5.50%, 1/01/33 ...........................................................          2,360,000        2,277,825
             5.50%, 1/01/38 ...........................................................          2,810,000        2,677,284
             5.375%, 1/01/42 ..........................................................          2,750,000        2,552,577
                                                                                                             --------------
                                                                                                                  8,861,318
                                                                                                             --------------
U.S. TERRITORIES 2.5%
GUAM 0.8%
       Guam Government GO, Refunding, Series A,
             5.125%, 11/15/27 .........................................................          7,270,000        5,264,788
             5.25%, 11/15/37 ..........................................................         37,000,000       25,340,560
       Guam Government Waterworks Authority Water and Wastewater System Revenue,
          Water,
             6.00%, 7/01/25 ...........................................................          4,000,000        3,528,960
             5.875%, 7/01/35 ..........................................................          8,000,000        6,377,360
                                                                                                             --------------
                                                                                                                 40,511,668
                                                                                                             --------------
NORTHERN MARIANA ISLANDS 0.4%
       Northern Mariana Islands Commonwealth GO, Refunding, Series B, 5.00%,
          10/01/33 ....................................................................         25,000,000       16,692,750
       Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue,
          Series A, 6.60%,
             3/15/28 ..................................................................          7,655,000        6,730,506
                                                                                                             --------------
                                                                                                                 23,423,256
                                                                                                             --------------
PUERTO RICO 0.6%
       Children's Trust Fund Puerto Rico Tobacco Settlement Revenue,
          Asset-Backed Bonds, Refunding,
             5.50%, 5/15/39 ...........................................................         11,500,000        7,809,650
             5.625%, 5/15/43 ..........................................................          3,500,000        2,341,780


                              Annual Report | 173

Franklin Tax-Free Trust

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT       VALUE
----------------------------------------                                                  ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
U.S. TERRITORIES (CONTINUED)
PUERTO RICO (CONTINUED)
       Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A, 6.00%,
             7/01/38 ..................................................................   $      4,000,000   $    3,643,760
             7/01/44 ..................................................................          5,200,000        4,657,952
       Puerto Rico Commonwealth Highway and Transportation Authority
             Transportation Revenue,
       Refunding, Series N, FGIC Insured, 5.25%, 7/01/39 ..............................          7,000,000        5,760,930
       Puerto Rico Industrial Tourist Educational Medical and Environmental
          Control Facilities
          Revenue, Cogeneration Facility, AES Puerto Rico Project, 6.625%, 6/01/26 ....          1,365,000        1,223,627
       University of Puerto Rico Revenues, University System, Refunding, Series
          P, 5.00%,
          6/01/30 .....................................................................          7,645,000        5,825,490
                                                                                                             --------------
                                                                                                                 31,263,189
                                                                                                             --------------
VIRGIN ISLANDS 0.7%
       Virgin Islands PFAR, Virgin Islands Matching Fund Loan Notes, sub. lien,
          Refunding, Series E,
             5.75%, 10/01/13 ..........................................................         15,000,000       15,030,450
             5.875%, 10/01/18 .........................................................          7,000,000        6,456,730
             6.00%, 10/01/22 ..........................................................         14,500,000       13,100,460
                                                                                                             --------------
                                                                                                                 34,587,640
                                                                                                             --------------
       TOTAL U.S. TERRITORIES .........................................................                         129,785,753
                                                                                                             --------------
       TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS
          (COST $5,826,024,422) .......................................................                       4,990,422,831
                                                                                                             --------------
SHORT TERM INVESTMENTS 1.8%
MUNICIPAL BONDS 1.8%
CALIFORNIA 0.1%
(d)    California State Economic Recovery Revenue, Series C-2, Daily VRDN and
          Put, 0.70%, 7/01/23 .........................................................          8,000,000        8,000,000
                                                                                                             --------------
MASSACHUSETTS 0.2%
(d)    Massachusetts State Health and Educational Facilities Authority Revenue,
          Museum of Fine Arts, Series A1, Daily VRDN and Put, 0.45%, 12/01/37 .........          8,000,000        8,000,000
                                                                                                             --------------
NEW HAMPSHIRE 0.4%
(d)    New Hampshire Health and Education Facilities Authority Revenue,
          Dartmouth College, Refunding, Series A, Daily VRDN and Put, 0.40%,
          6/01/31 .....................................................................         20,000,000       20,000,000
          University of North New Hampshire, Daily VRDN and Put, 0.70%, 7/01/33 .......          3,400,000        3,400,000
                                                                                                             --------------
                                                                                                                 23,400,000
                                                                                                             --------------
NORTH CAROLINA 0.1%
(d)    Charlotte-Mecklenburg Hospital Authority Health Care System Revenue,
          Carolinas HealthCare System, Refunding, Series C, Daily VRDN and Put,
          0.55%, 1/15/26 ..............................................................          3,000,000        3,000,000
                                                                                                             --------------
OHIO 0.2%
(d)    Cuyahoga County Revenue, Cleveland Clinic Health System Obligated Group,
          Series B, Sub Series B-1, Daily VRDN and Put, 0.50%, 1/01/39 ................          9,900,000        9,900,000
                                                                                                             --------------


                               174 | Annual Report

Franklin Tax-Free Trust

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT       VALUE
----------------------------------------                                                  ----------------   --------------
SHORT TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
PENNSYLVANIA 0.0%(e)
   (d) Geisinger Authority Health System Revenue, Geisinger Health System,
          Refunding, Series A, Daily VRDN and Put, 0.45%, 5/15/35 .....................   $      1,800,000   $    1,800,000
                                                                                                             --------------
TENNESSEE 0.8%
   (d) Clarksville PBA Revenue, Pooled Financing, Tennessee Municipal Bond
          Fund, Daily VRDN and Put, 0.60%,
          7/01/31 .....................................................................          8,155,000        8,155,000
          7/01/34 .....................................................................          5,700,000        5,700,000
          11/01/35 ....................................................................         13,200,000       13,200,000
   (d) Montgomery County PBA Pooled Financing Revenue, Tennessee County Loan
          Pool, Daily VRDN and Put, 0.60%, 7/01/34 ....................................         12,900,000       12,900,000
                                                                                                             --------------
                                                                                                                 39,955,000
                                                                                                             --------------
       TOTAL SHORT TERM INVESTMENTS (COST $94,055,000) ................................                          94,055,000
                                                                                                             --------------
       TOTAL INVESTMENTS (COST $5,920,079,422) 98.2% ..................................                       5,084,477,831
       OTHER ASSETS, LESS LIABILITIES 1.8% ............................................                          92,842,996
                                                                                                             --------------
       NET ASSETS 100.0% ..............................................................                      $5,177,320,827
                                                                                                             ==============

See Abbreviations on page 238.

(a) Security has been deemed illiquid because it may not be able to be sold within seven days. At February 28, 2009, the aggregate value of these securities was $4,299,240, representing 0.08% of net assets.

(b)  See Note 6 regarding defaulted securities.

(c) The bond pays interest based upon the issuer's ability to pay, which may be less than the stated interest rate.

(d) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

(e)  Rounds to less than 0.1% of net assets.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 175

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

                                                                     YEAR ENDED FEBRUARY 28,
                                                   -----------------------------------------------------------
CLASS A                                                2009       2008(a)        2007        2006       2005
-------                                            ----------   ----------    ----------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $    11.45   $    12.22    $    12.15   $  12.18   $  12.23
                                                   ----------   ----------    ----------   --------   --------
Income from investment operations(b):
   Net investment income(c) ....................         0.51         0.50          0.51       0.52       0.54
   Net realized and unrealized gains (losses) ..        (0.18)       (0.77)         0.08      (0.02)     (0.05)
                                                   ----------   ----------    ----------   --------   --------
Total from investment operations ...............         0.33        (0.27)         0.59       0.50       0.49
                                                   ----------   ----------    ----------   --------   --------
Less distributions from net investment income ..        (0.49)       (0.50)        (0.52)     (0.53)     (0.54)
                                                   ----------   ----------    ----------   --------   --------
Redemption fees(d, e) ..........................           --           --            --         --         --
                                                   ----------   ----------    ----------   --------   --------
Net asset value, end of year ...................   $    11.29   $    11.45    $    12.22   $  12.15   $  12.18
                                                   ==========   ==========    ==========   ========   ========
Total return(f) ................................         2.94%       (2.29)%        4.96%      4.17%      4.13%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................         0.63%        0.64%         0.64%      0.65%      0.65%
Net investment income ..........................         4.41%        4.17%         4.23%      4.28%      4.47%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $1,100,142   $1,081,204    $1,006,797   $892,122   $792,518
Portfolio turnover rate ........................        10.97%       10.99%         3.65%      8.11%     11.50%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               176 | Annual Report

Franklin Tax-Free Trust

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

                                                                YEAR ENDED FEBRUARY 28,
                                                   ------------------------------------------------
CLASS B                                              2009    2008(a)      2007      2006      2005
-------                                            -------   -------    -------   -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $ 11.52   $ 12.28    $ 12.22   $ 12.24   $ 12.29
Income from investment operations(b):
   Net investment income(c) ....................      0.44      0.44       0.45      0.46      0.47
   Net realized and unrealized gains (losses) ..     (0.17)    (0.76)      0.06     (0.02)    (0.05)
                                                   -------   -------    -------   -------   -------
Total from investment operations ...............      0.27     (0.32)      0.51      0.44      0.42
                                                   -------   -------    -------   -------   -------
Less distributions from net investment income ..     (0.43)    (0.44)     (0.45)    (0.46)    (0.47)
                                                   -------   -------    -------   -------   -------

Redemption fees(d, e) ..........................        --        --         --        --        --
                                                   -------   -------    -------   -------   -------
Net asset value, end of year ...................   $ 11.36   $ 11.52    $ 12.28   $ 12.22   $ 12.24
                                                   =======   =======    =======   =======   =======
Total return(f) ................................      2.36%    (2.73)%     4.28%     3.66%     3.55%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................      1.18%     1.19%      1.19%     1.20%     1.20%
Net investment income ..........................      3.86%     3.62%      3.68%     3.73%     3.92%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $47,329   $60,396    $72,203   $78,327   $83,208
Portfolio turnover rate ........................     10.97%    10.99%      3.65%     8.11%    11.50%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 177

Franklin Tax-Free Trust

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

                                                                  YEAR ENDED FEBRUARY 28,
                                                   -----------------------------------------------------
CLASS C                                              2009      2008(a)      2007       2006       2005
-------                                            --------   --------    --------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  11.55   $  12.31    $  12.24   $  12.27   $  12.32
Income from investment operations(b):
   Net investment income(c) ....................       0.45       0.44        0.45       0.46       0.48
   Net realized and unrealized gains (losses) ..      (0.18)     (0.76)       0.07      (0.03)     (0.06)
                                                   --------   --------    --------   --------   --------
Total from investment operations ...............       0.27      (0.32)       0.52       0.43       0.42
                                                   --------   --------    --------   --------   --------
Less distributions from net investment income ..      (0.43)     (0.44)      (0.45)     (0.46)     (0.47)
                                                   --------   --------    --------   --------   --------
Redemption fees(d, e) ..........................         --         --          --         --         --
                                                   --------   --------    --------   --------   --------
Net asset value, end of year ...................   $  11.39   $  11.55    $  12.31   $  12.24   $  12.27
                                                   ========   ========    ========   ========   ========
Total return(f) ................................       2.35%     (2.73)%      4.35%      3.57%      3.53%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................       1.18%      1.19%       1.19%      1.20%      1.20%
Net investment income ..........................       3.86%      3.62%       3.68%      3.73%      3.92%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $207,945   $166,918    $158,706   $139,401   $117,356
Portfolio turnover rate ........................      10.97%     10.99%       3.65%      8.11%     11.50%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               178 | Annual Report

Franklin Tax-Free Trust

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

                                                   PERIOD ENDED
                                                   FEBRUARY 28,
ADVISOR CLASS                                         2009(a)
-------------                                      ------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........     $11.78
Income from investment operations(b):
   Net investment income(c) ....................       0.35
   Net realized and unrealized gains (losses) ..      (0.51)
                                                     ------
Total from investment operations ...............      (0.16)
                                                     ------
Less distributions from net investment income ..      (0.33)
                                                     ------
Redemption fees(d, e) ..........................         --
                                                     ------
Net asset value, end of period .................     $11.29
                                                     ======
Total return(f) ................................      (1.29)%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses .......................................       0.53%
Net investment income ..........................       4.51%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............     $  770
Portfolio turnover rate ........................      10.97%

(a)  For the period July 1, 2008 (effective date) to February 28, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f)  Total return is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 179

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2009

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT        VALUE
-------------------------------------                                                     ----------------   --------------
MUNICIPAL BONDS 97.5%
DELAWARE 1.0%
       Delaware River and Bay Authority Revenue,
          MBIA Insured, 5.00%, 1/01/27 ................................................   $     10,000,000   $   10,009,600
          Series A, AMBAC Insured, Pre-Refunded, 5.75%, 1/01/29 .......................          4,000,000        4,208,360
                                                                                                             --------------
                                                                                                                 14,217,960
                                                                                                             --------------
NEW JERSEY 70.9%
       Atlantic County Improvement Authority Luxury Tax Revenue, Convention
          Center Project,
          MBIA Insured, ETM, 7.40%, 7/01/16 ...........................................          9,500,000       11,493,670
       Bergen County Improvement Authority School District Revenue GO, Wyckoff
          Township Board
          of Education Project, 5.00%, 4/01/32 ........................................          3,400,000        3,449,640
       Bergen County Utilities Authority Water PCR, System, AMBAC Insured, 5.00%,
          12/15/31 ....................................................................          3,000,000        3,015,180
       Berhards Township School District GO, MBIA Insured, 5.00%, 7/15/30 .............         10,038,000       11,369,862
       Berkeley Township Board of Education GO, FSA Insured, 4.75%, 8/01/22 ...........          1,975,000        2,008,615
       Cape May County Industrial PCFA Revenue, Atlantic City Electric Co.,
          Refunding, Series A,
          MBIA Insured, 6.80%, 3/01/21 ................................................          5,400,000        6,226,470
       Carteret Board of Education COP, MBIA Insured, Pre-Refunded, 5.75%, 1/15/30 ....          1,155,000        1,217,451
       Egg Harbor Township School District GO,
             FGIC Insured, Pre-Refunded, 5.125%, 7/15/24 ..............................          4,870,000        5,361,480
             MBIA Insured, Pre-Refunded, 5.00%, 4/01/29 ...............................          3,195,000        3,663,866
             MBIA Insured, Pre-Refunded, 5.00%, 4/01/30 ...............................          3,027,000        3,471,212
       Freehold Township Board of Education GO, MBIA Insured, Pre-Refunded,
          5.00%, 2/15/30 ..............................................................          1,500,000        1,609,365
       Gloucester County Improvement Authority Solid Waste Resource Recovery
          Revenue, Waste
          Management Inc. Project, Mandatory Put 12/01/09, Refunding,
             Series A, 6.85%, 12/01/29 ................................................          1,375,000        1,386,660
             Series B, 7.00%, 12/01/29 ................................................          1,250,000        1,261,938
       Hammonton School District GO, FGIC Insured, Pre-Refunded, 5.00%,
             8/01/26 ..................................................................          1,155,000        1,270,096
             8/01/27 ..................................................................          1,215,000        1,336,075
       Higher Education Student Assistance Authority Student Loan Revenue, Series
          A, MBIA Insured,
          6.15%, 6/01/19 ..............................................................          1,150,000        1,105,380
       Hoboken GO, Parking Utility, Series A, FGIC Insured, 5.00%, 1/01/23 ............          4,315,000        4,356,553
       Hoboken Parking Authority Parking Revenue, AMBAC Insured, Pre-Refunded,
          5.30%, 5/01/27 ..............................................................          3,600,000        3,983,652
       Hudson County Improvement Authority Lease Revenue, County Secured, County
          Services Building Project, FSA Insured, 5.00%, 4/01/32 ......................          3,895,000        3,915,410
       Hudson County Improvement Authority Parking Revenue, County-Guaranteed,
          Harrison Parking
          Facility Redevelopment Project, Series C, Assured Guaranty, 5.125%,
             1/01/34 ..................................................................          2,000,000        1,987,340
       Hudson County Improvement Authority Solid Waste Systems Revenue, Koppers
          Site Project,
          Series A, 6.125%, 1/01/29 ...................................................          6,510,000        4,913,618
       Jersey City GO, Series A, FSA Insured, Pre-Refunded, 5.625%, 3/01/20 ...........          1,000,000        1,058,830
       Lafayette Yard Community Development Corp. Revenue, Hotel/Conference
          Center Project,
          Trenton Guaranteed, MBIA Insured, Pre-Refunded,
             6.00%, 4/01/29 ...........................................................          1,750,000        1,868,090
             5.80%, 4/01/35 ...........................................................          2,520,000        2,684,657
       Middlesex County COP, MBIA Insured,
             5.00%, 8/01/31 ...........................................................          3,250,000        3,254,973
             zero cpn., 6/15/24 .......................................................          1,000,000          445,640


                               180 | Annual Report

Franklin Tax-Free Trust

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT        VALUE
----------------------------------------                                                  ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
NEW JERSEY (CONTINUED)
       Middlesex County Improvement Authority Lease Revenue, County Guaranteed,
          Regional Educational Services Commission, 5.25%, 12/15/33 ...................   $      3,000,000   $    3,087,630
       Middlesex County Improvement Authority Revenue, Administration Building
          Residential Project,
          FNMA Insured,
             5.25%, 7/01/21 ...........................................................            750,000          754,830
             5.35%, 7/01/34 ...........................................................          1,575,000        1,431,140
       Monroe Township Municipal Utilities Authority Middlesex County Revenue,
          FGIC Insured,
          Pre-Refunded, 5.00%, 2/01/26 ................................................          1,000,000        1,071,470
       Morristown Parking Authority Parking Revenue, MBIA Insured, 5.00%,
             8/01/30 ..................................................................          1,815,000        1,807,831
             8/01/33 ..................................................................          2,630,000        2,604,252
       Mount Olive Township Board of Education GO, MBIA Insured, Pre-Refunded, 5.00%,
             7/15/29 ..................................................................          7,875,000        9,001,834
       New Jersey EDA Lease Revenue, International Center for Public Health
          Project, University of
          Medicine and Dentistry, AMBAC Insured, 6.00%, 6/01/32 .......................          5,000,000        4,782,450
       New Jersey EDA Revenue,
             Cigarette Tax, 5.50%, 6/15/24 ............................................          5,000,000        3,813,200
             Cigarette Tax, 5.75%, 6/15/34 ............................................          5,000,000        3,606,600
             Hillcrest Health Services System Project, Refunding, AMBAC Insured,
                5.375%, 1/01/16 .......................................................          2,500,000        2,520,400
             Jewish Community Housing Corp. Metropolitan Project, 5.90%, 12/01/31 .....          5,110,000        5,132,075
             Motor Vehicle Surcharge Revenue, Series A, MBIA Insured, 5.00%, 7/01/27 ..          5,000,000        4,720,900
             Motor Vehicle Surcharge Revenue, Series A, MBIA Insured, 5.00%, 7/01/29 ..         12,500,000       11,607,500
             Motor Vehicle Surcharge Revenue, Series A, MBIA Insured, 5.00%, 7/01/34 ..         10,000,000        9,516,700
             Municipal Rehabilitation, Series A, AMBAC Insured, 5.00%, 4/01/28 ........         21,740,000       21,475,859
             School Facilities Construction, Refunding, Series K, FGIC Insured, 5.25%,
                12/15/21 ..............................................................         10,000,000       10,905,400
             School Facilities Construction, Series C, MBIA Insured, 4.75%, 6/15/25 ...         16,500,000       16,424,760
             School Facilities Construction, Series L, FSA Insured, 5.00%, 3/01/30 ....         10,500,000       10,194,450
             School Facilities Construction, Series O, 5.125%, 3/01/28 ................          5,000,000        4,955,050
             School Facilities Construction, Series P, 5.00%, 9/01/30 .................          4,250,000        4,010,937
             School Facilities Construction, Series P, MBIA Insured, 5.00%, 9/01/30 ...          5,480,000        5,430,132
             School Facilities Construction, Series U, AMBAC Insured, 5.00%, 9/01/37 ..          5,000,000        4,881,200
             School Facilities Construction, Series Y, 5.00%, 9/01/33 .................          6,000,000        5,516,700
             School Facilities Construction, Series Z, Assured Guaranty, 5.50%,
                12/15/34 ..............................................................          3,000,000        3,058,830
             Series U, 5.00%, 9/01/37 .................................................          5,000,000        4,809,150
             Series U, FSA Insured, 5.00%, 9/01/32 ....................................          2,000,000        1,935,560
             Transportation Project Sub Lease, Series A, FSA Insured, Pre-Refunded,
                5.25%, 5/01/17 ........................................................          5,000,000        5,038,150
             Transportation Project Sub Lease, Series A, FSA Insured, Pre-Refunded,
                5.00%, 5/01/18 ........................................................          2,000,000        2,014,480
       New Jersey EDA State Lease Revenue, Liberty State Park Lease Rental,
          Refunding, AMBAC Insured, 5.75%, 3/15/20 ....................................          4,605,000        4,605,829
       New Jersey EDA Water Facilities Revenue, Hackensack Water Co. Project,
          Refunding, Series A, MBIA Insured, 5.80%, 3/01/24 ...........................          1,000,000          995,050
       New Jersey Health Care Facilities Financing Authority Revenue,
             Atlantic City Medical Center, Pre-Refunded, 5.75%, 7/01/25 ...............          2,170,000        2,457,395
          Atlantic City Medical Center, Refunding, 5.75%, 7/01/25 .....................          2,830,000        2,791,455
          Atlantic Health System Hospital Corp., Series A, 5.00%, 7/01/27 .............          8,000,000        6,895,600
          Atlanticare Regional Medical Center, 5.00%, 7/01/25 .........................          4,605,000        4,116,640


                               Annual Report | 181

Franklin Tax-Free Trust

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT        VALUE
----------------------------------------                                                  ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
NEW JERSEY (CONTINUED)
       New Jersey Health Care Facilities Financing Authority Revenue, (continued)
          Atlanticare Regional Medical Center, Refunding, 5.00%, 7/01/37 ..............   $     19,490,000   $   15,651,834
          Burdette Tomlin Memorial Hospital, 5.50%, 7/01/29 ...........................          5,725,000        5,121,413
          Englewood Hospital, MBIA Insured, 5.00%, 8/01/31 ............................          9,275,000        9,030,696
          Franciscan St. Mary's Hospital, ETM, 5.875%, 7/01/12 ........................          1,980,000        2,118,065
          Hackensack University Medical Center, 6.00%, 1/01/34 ........................         10,000,000        8,990,400
          Hackensack University Medical Center, Refunding, Assured Guaranty,
             5.25%, 1/01/31 ...........................................................          5,000,000        4,841,850
          Hackensack University Medical Center, Refunding, Assured Guaranty,
             5.25%, 1/01/36 ...........................................................          5,000,000        4,942,850
          Holy Name Hospital, 5.00%, 7/01/36 ..........................................          5,000,000        3,524,850
          Hunterdon Medical Center, Series A, 5.125%, 7/01/35 .........................          2,000,000        1,516,400
          Jersey City Medical Center, AMBAC Insured, 5.00%, 8/01/31 ...................          5,000,000        4,868,300
          JFK Medical Center/Hartwyck, Refunding, MBIA Insured, 5.00%, 7/01/25 ........          7,855,000        5,621,352
          Meridian Health System Obligated Group, FSA Insured, 5.25%, 7/01/29 .........         20,000,000       18,946,200
          Meridian Health System Obligated Group Issue, Refunding, FSA Insured,
             5.375%, 7/01/24 ..........................................................          6,500,000        6,513,065
          Meridian Health System Obligated Group Issue, Tranche I, Assured
             Guaranty, 5.00%,
             7/01/38 ..................................................................         10,000,000        9,344,200
          Meridian Health System Obligated Group Issue, Tranche II, Assured
             Guaranty, 5.00%, 7/01/38 .................................................         10,000,000        9,344,200
          Robert Wood Johnson University Hospital, 5.75%, 7/01/25 .....................          5,000,000        4,942,250
          Somerset Medical Center, 5.75%, 7/01/28 .....................................         11,000,000        6,606,380
          South Jersey Hospital, 5.00%, 7/01/36 .......................................         10,000,000        8,007,300
          South Jersey Hospital, 5.00%, 7/01/46 .......................................         27,200,000       20,796,576
          South Jersey Hospital, Pre-Refunded, 5.875%, 7/01/21 ........................         10,000,000       11,347,300
          South Jersey Hospital, Pre-Refunded, 6.00%, 7/01/32 .........................         18,600,000       21,180,936
          Southern Ocean County Hospital, FSA Insured, 5.00%, 7/01/27 .................          2,000,000        1,883,100
          St. Barnabas Health Care System, Series A, 5.00%, 7/01/29 ...................         12,000,000        8,765,280
          St. Mary's Hospital Passaic, Series 1, 5.00%, 3/01/26 .......................          3,355,000        3,027,284
          St. Mary's Hospital Passaic, Series 1, 5.00%, 3/01/27 .......................          3,345,000        2,952,364
          St. Peter's University Hospital, Refunding, Series A, 6.875%, 7/01/30 .......          1,500,000        1,355,250
          State Contract Hospital Asset Transitions Program, Series A, 5.25%,
             10/01/38 .................................................................         15,000,000       14,582,550
       New Jersey State Educational Facilities Authority Revenue,
          College of New Jersey, Refunding, Series D, FSA Insured, 5.00%, 7/01/28 .....          5,940,000        5,979,204
          College of New Jersey, Refunding, Series D, FSA Insured, 5.00%, 7/01/35 .....         11,000,000       10,840,830
          FGIC Insured, Pre-Refunded, 5.50%, 7/01/30 ..................................          6,615,000        7,012,958
          Kean University, Series B, MBIA Insured, Pre-Refunded, 5.00%, 7/01/30 .......          5,240,000        6,066,138
          Kean University, Series D, FGIC Insured, 5.00%, 7/01/39 .....................         15,395,000       14,678,517
          Kean University, Series D, FGIC Insured, Pre-Refunded, 5.00%, 7/01/33 .......         10,000,000       11,214,700
          Montclair State University, Refunding, Series A, AMBAC Insured, 5.00%,
             7/01/31 ..................................................................         16,000,000       15,517,440
          Montclair State University, Refunding, Series A, AMBAC Insured, 5.00%,
             7/01/36 ..................................................................         20,000,000       19,109,800
          Montclair State University, Series J, 5.25%, 7/01/38 ........................          2,000,000        1,916,220
          Princeton University, Refunding, Series A, 5.00%, 7/01/30 ...................          5,000,000        5,091,900
          Princeton University, Refunding, Series E, 5.00%, 7/01/33 ...................          5,000,000        5,115,850
          Princeton University, Series D, Pre-Refunded, 5.00%, 7/01/29 ................          1,000,000        1,142,100
          Ramapo College of New Jersey, Series D, AMBAC Insured, Pre-Refunded, 5.00%,
             7/01/25 ..................................................................          1,000,000        1,080,850
          Ramapo College of New Jersey, Series D, AMBAC Insured, Pre-Refunded,
             5.00%, 7/01/31 ...........................................................          1,500,000        1,621,275


                               182 | Annual Report

Franklin Tax-Free Trust

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT        VALUE
----------------------------------------                                                  ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
NEW JERSEY (CONTINUED)
       New Jersey State Educational Facilities Authority Revenue, (continued)
          Ramapo College of New Jersey, Series D, MBIA Insured, Pre-Refunded, 5.00%,
             7/01/36 ..................................................................   $      6,745,000   $    7,735,773
          Ramapo College of New Jersey, Series E, FGIC Insured, Pre-Refunded, 5.00%,
             7/01/34 ..................................................................          2,000,000        2,257,360
          Refunding, Series D, 5.00%, 7/01/27 .........................................          1,325,000        1,058,251
          Refunding, Series D, 5.00%, 7/01/33 .........................................          1,000,000          762,080
          Richard Stockton College, Refunding, Series A, 5.375%, 7/01/38 ..............          5,000,000        5,005,050
          Richard Stockton College, Refunding, Series F, AMBAC Insured, 5.00%,
             7/01/28 ..................................................................          2,370,000        2,326,629
          Rowan University, Refunding, Series C, FGIC Insured, 5.00%, 7/01/31 .........          1,505,000        1,500,876
          Rowan University, Refunding, Series D, AMBAC Insured, 5.00%, 7/01/24 ........          1,755,000        1,810,528
          Rowan University, Series C, FGIC Insured, Pre-Refunded, 5.00%, 7/01/31 ......            495,000          542,208
          Rowan University, Series K, FGIC Insured, Pre-Refunded, 5.00%, 7/01/27 ......          1,000,000        1,113,430
          Seton Hall University, Refunding, Series E, 6.25%, 7/01/37 ..................          5,000,000        5,196,100
          Seton Hall University Project, Series G, AMBAC Insured, 5.00%, 7/01/26 ......          1,870,000        1,888,663
          Stevens Institute of Technology, Refunding, Series A, 5.00%, 7/01/34 ........          4,750,000        3,713,882
          Stevens Institute of Technology, Refunding, Series I, 5.00%, 7/01/18 ........            590,000          528,776
          Stevens Institute of Technology, Refunding, Series I, 5.00%, 7/01/28 ........            865,000          684,708
          Stevens Institute of Technology, Series I, ETM, 5.00%, 7/01/18 ..............            510,000          518,660
          Stevens Institute of Technology, Series I, ETM, 5.00%, 7/01/28 ..............            710,000          716,049
          University of Medical Dentistry, Series C, AMBAC Insured, 5.125%, 12/01/29 ..          2,700,000        2,292,219
          William Paterson University, Series C, Assured Guaranty, 5.00%, 7/01/38 .....          5,500,000        5,499,615
       New Jersey State Higher Education Assistance Authority Student Loan
          Revenue, Series A, Assured Guaranty, 6.125%, 6/01/30 ........................         10,000,000        9,408,100
       New Jersey State Highway Authority Garden State Parkway General Revenue,
          ETM, 6.20%, 1/01/10 .........................................................          2,440,000        2,552,874
       New Jersey State Housing and Mortgage Finance Agency MFHR,
          Series A1, FSA Insured, 6.35%, 11/01/31 .....................................          2,000,000        2,005,860
          Series B, FSA Insured, 6.25%, 11/01/26 ......................................            970,000          977,663
          Series D, FSA Insured, 5.50%, 5/01/22 .......................................            765,000          769,498
          Series E1, FSA Insured, 5.70%, 5/01/20 ......................................          2,595,000        2,631,953
          Series E1, FSA Insured, 5.75%, 5/01/25 ......................................          1,165,000        1,174,786
          Series I, 5.75%, 11/01/38 ...................................................          4,030,000        3,885,404
       New Jersey State Housing and Mortgage Finance Agency Revenue,
          Home Buyer, Series CC, MBIA Insured, 5.875%, 10/01/31 .......................          1,025,000        1,022,960
          Home Buyer, Series U, MBIA Insured, 5.85%, 4/01/29 ..........................          3,050,000        3,042,711
          Series AA, 6.50%, 10/01/38 ..................................................          9,000,000        9,518,400
       New Jersey State Transportation Corp. COP, Federal Transportation
          Administration Grants,
          Series A, AMBAC Insured, Pre-Refunded, 6.125%, 9/15/15 ......................          2,000,000        2,056,600
       New Jersey State Transportation Trust Fund Authority Revenue,
             Capital Appreciation, Transportation System, Series C, FSA Insured,
                zero cpn., 12/15/33 ...................................................         10,000,000        2,327,600
             Transportation System, Series A, 6.00%, 12/15/38 .........................         25,000,000       25,952,500
             Transportation System, Series A, AMBAC Insured, 5.00%, 12/15/34 ..........         10,000,000        9,379,900
             Transportation System, Series B, MBIA Insured, Pre-Refunded, 5.00%,
                12/15/21 ..............................................................         10,000,000       11,021,500


                               Annual Report | 183

Franklin Tax-Free Trust

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT        VALUE
----------------------------------------                                                  ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
NEW JERSEY (CONTINUED)
       New Jersey State Turnpike Authority Turnpike Revenue,
             Growth and Income Securities, Series B, AMBAC Insured, zero cpn. to
                1/01/15, 5.15% thereafter, 1/01/35 ....................................   $      7,500,000   $    5,044,950
             Series A, AMBAC Insured, 5.00%, 1/01/30 ..................................         13,500,000       13,024,935
             Series A, MBIA Insured, Pre-Refunded, 5.60%, 1/01/22 .....................          7,500,000        7,806,825
             Series A, MBIA Insured, Pre-Refunded, 5.50%, 1/01/25 .....................         16,300,000       16,953,467
             Series C, FSA Insured, 5.00%, 1/01/35 ....................................         15,175,000       14,850,862
       Newark Housing Authority Port Authority Revenue, Newark Marine Terminal,
          MBIA Insured, Pre-Refunded,
             5.00%, 1/01/26 ...........................................................          3,245,000        3,657,083
             5.50%, 1/01/27 ...........................................................          3,240,000        3,725,190
             5.50%, 1/01/28 ...........................................................          2,000,000        2,299,500
             5.00%, 1/01/34 ...........................................................         29,155,000       32,857,393
             5.00%, 1/01/37 ...........................................................          3,965,000        4,468,515
       North Hudson Sewer Authority New Jersey Sewer Revenue, Series C, MBIA
          Insured, 5.00%,
             8/01/22 ..................................................................          1,000,000        1,018,790
             8/01/31 ..................................................................          1,000,000        1,004,450
       Ocean County Board of Education GO, Cape May, FGIC Insured, Pre-Refunded,
          5.00%,
             4/01/21 ..................................................................          2,155,000        2,322,314
             4/01/22 ..................................................................          2,142,000        2,308,305
       Passaic County Improvement Authority Parking Facilities Revenue, Paterson
          Parking Deck Project, Series A, FSA Insured, 5.00%, 4/15/35 .................          1,375,000        1,370,944
       Passaic Valley Sewer Commissioners GO, Sewer System, Refunding, Series E,
          AMBAC Insured, 5.75%, 12/01/22 ..............................................          8,925,000        9,137,326
       Rutgers State University COP, AMBAC Insured, 5.00%, 1/01/34 ....................          1,000,000          994,300
       Rutgers State University Revenue, Series F, 5.00%, 5/01/39 .....................         15,000,000       15,022,650
       Salem County Improvement Authority Revenue, City Guaranteed, Finlaw State
          Office Building, FSA Insured, 5.25%, 8/15/38 ................................          1,625,000        1,596,254
       South Jersey Transportation Authority Transportation System Revenue,
          AMBAC Insured, 5.00%, 11/01/29 ..............................................         12,000,000       11,847,000
       Sussex County Municipal Utilities Authority Wastewater Facilities
          Revenue, Capital Appreciation, Series B, FSA Insured, zero cpn.,
             12/01/35 .................................................................          2,815,000          586,871
             12/01/36 .................................................................          2,810,000          548,006
             12/01/37 .................................................................          2,815,000          516,130
             12/01/38 .................................................................          2,810,000          481,494
       Tobacco Settlement FICO Revenue, Asset-Backed, Pre-Refunded, 6.00%,
          6/01/37 .....................................................................         13,000,000       14,804,010
       Union County Utilities Authority Solid Waste Revenue, Sub Lease, Ogden
          Martin, Refunding, Series A, AMBAC Insured, 5.35%, 6/01/23 ..................          2,345,000        2,169,547
       University of Medicine and Dentistry COP,
             AMBAC Insured, 5.00%, 4/15/32 ............................................          4,625,000        3,664,989
             MBIA Insured, 5.00%, 6/15/29 .............................................          2,090,000        1,682,638
             MBIA Insured, 5.00%, 6/15/36 .............................................         18,000,000       13,838,400
             Series A, MBIA Insured, 5.00%, 9/01/22 ...................................          1,700,000        1,608,931
       University of Medicine and Dentistry Revenue, Series A, AMBAC Insured, 5.00%,
             12/01/24 .................................................................          2,500,000        2,193,975
             12/01/31 .................................................................         29,395,000       23,235,866


                               184 | Annual Report

Franklin Tax-Free Trust

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT        VALUE
----------------------------------------                                                  ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
NEW JERSEY (CONTINUED)
       Upper Freehold Regional School District GO, MBIA Insured, Pre-Refunded, 5.00%,
          2/15/35 .....................................................................   $      8,730,000   $   10,130,292
       West Orange County Board of Education COP, MBIA Insured, Pre-Refunded, 5.625%,
          10/01/29 ....................................................................          2,000,000        2,077,280
       Woodbridge Township GO, FGIC Insured, 5.00%, 7/15/24 ...........................          1,220,000        1,240,581
                                                                                                             --------------
                                                                                                                960,866,418
                                                                                                             --------------
NEW YORK 5.3%
       Port Authority of New York and New Jersey Revenue, Consolidated,
             One Hundred Forty-eighth Series, FSA Insured, 5.00%, 8/15/34 .............         10,000,000        9,816,100
             One Hundred Forty-eighth Series, FSA Insured, 5.00%, 8/15/37 .............          5,000,000        4,888,500
             One Hundred Forty-fourth Series, 5.00%, 10/01/29 .........................          5,000,000        5,024,850
             One Hundred Forty-ninth Series, 5.00%, 11/15/31 ..........................         10,000,000        9,945,500
             One Hundred Twenty-fifth Series, FSA Insured, 5.00%, 4/15/32 .............         23,950,000       24,002,211
             Refunding, One Hundred Fifty-third Series, 5.00%, 7/15/38 ................          5,000,000        4,857,300
             Refunding, One Hundred Forty-second Series, 5.00%, 7/15/30 ...............          5,940,000        5,946,475
       Port Authority of New York and New Jersey Special Obligation Revenue,
          John F. Kennedy International Air Terminal, MBIA Insured, 5.75%,
          12/01/22 ....................................................................          8,000,000        6,922,240
                                                                                                             --------------
                                                                                                                 71,403,176
                                                                                                             --------------
PENNSYLVANIA 1.7%
       Delaware River Joint Toll Bridge Commission Bridge Revenue, Series A,
          MBIA Insured, 5.00%, 7/01/35 ................................................          5,000,000        4,801,750
       Delaware River Port Authority Pennsylvania and New Jersey Revenue, FSA Insured,
          5.75%,
             1/01/22 ..................................................................          8,500,000        8,626,650
             1/01/26 ..................................................................         10,000,000       10,110,700
                                                                                                             --------------
                                                                                                                 23,539,100
                                                                                                             --------------
U.S. TERRITORIES 18.6%
PUERTO RICO 17.8%
       Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien,
          Series A, 6.00%, 7/01/44 ....................................................          4,100,000        3,672,616
       Puerto Rico Commonwealth GO, Public Improvement,
             FSA Insured, Pre-Refunded, 5.125%, 7/01/30 ...............................         13,655,000       14,896,513
             Refunding, FSA Insured, 5.125%, 7/01/30 ..................................          8,350,000        8,009,570
             Series A, 5.00%, 7/01/29 .................................................         10,000,000        8,271,200
             Series B, 5.00%, 7/01/35 .................................................          1,825,000        1,460,566
             Series B, Pre-Refunded, 5.00%, 7/01/35 ...................................          3,175,000        3,710,115
       Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue,
          Refunding, Series CC, FSA Insured, 5.25%, 7/01/34 ...........................          5,000,000        4,944,350
       Puerto Rico Commonwealth Highway and Transportation Authority Transportation
          Revenue,
             Refunding, Series N, MBIA Insured, 5.25%, 7/01/32 ........................         10,000,000        8,392,200
             Series B, Pre-Refunded, 6.00%, 7/01/39 ...................................         10,000,000       10,710,800
             Series D, Pre-Refunded, 5.375%, 7/01/36 ..................................          5,000,000        5,541,800


                              Annual Report | 185

Franklin Tax-Free Trust

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT        VALUE
----------------------------------------                                                  ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
U.S. TERRITORIES (CONTINUED)
PUERTO RICO (CONTINUED)
       Puerto Rico Commonwealth Infrastructure Financing Authority Special Obligation,
          Series A, Pre-Refunded, 5.50%, 10/01/32 .....................................    $     1,000,000   $    1,065,780
       Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue,
          5.00%, 7/01/37 ..............................................................          8,000,000        6,291,360
       Puerto Rico Electric Power Authority Power Revenue,
             Series II, Pre-Refunded, 5.25%, 7/01/31 ..................................         13,000,000       14,635,400
             Series RR, FGIC Insured, Pre-Refunded, 5.00%, 7/01/35 ....................         46,440,000       53,661,884
             Series TT, 5.00%, 7/01/32 ................................................         22,000,000       18,365,600
             Series TT, 5.00%, 7/01/37 ................................................         17,925,000       14,623,753
             Series WW, 5.50%, 7/01/38 ................................................         16,620,000       14,680,446
       Puerto Rico Industrial Tourist Educational Medical and Environmental Control
          Facilities Revenue, University Plaza Project, Series A, MBIA Insured, 5.00%,
          7/01/33 .....................................................................          1,000,000          803,610
       Puerto Rico PBA Guaranteed Revenue, Government Facilities,
             Refunding, Series D, 5.375%, 7/01/33 .....................................          6,830,000        5,773,057
             Refunding, Series N, 5.00%, 7/01/32 ......................................         20,000,000       16,025,600
             Series D, Pre-Refunded, 5.375%, 7/01/33 ..................................         18,170,000       20,046,234
       Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series A,
          MBIA Insured, Pre-Refunded, 5.00%, 8/01/29 ..................................          5,000,000        5,393,800
                                                                                                             --------------
                                                                                                                240,976,254
                                                                                                             --------------
VIRGIN ISLANDS 0.8%
       Virgin Islands PFAR,
          Gross Receipts Taxes Loan Note, Radian Insured, 5.00%, 10/01/33 .............          5,000,000        4,035,850
          Virgin Islands Matching Fund Loan Notes, senior lien, Refunding, Series A,
             5.50%, 10/01/15 ..........................................................          2,500,000        2,391,450
          Virgin Islands Matching Fund Loan Notes, senior lien, Refunding, Series A,
             5.50%, 10/01/18 ..........................................................          3,045,000        2,680,696
          Virgin Islands Matching Fund Loan Notes, senior lien, Refunding, Series A,
             5.50%, 10/01/22 ..........................................................          2,000,000        1,656,860
                                                                                                             --------------
                                                                                                                 10,764,856
                                                                                                             --------------
       TOTAL U.S. TERRITORIES .........................................................                         251,741,110
                                                                                                             --------------
       TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS
          (COST $1,366,414,408) .......................................................                       1,321,767,764
                                                                                                             --------------
SHORT TERM INVESTMENTS 1.4%
MUNICIPAL BONDS 1.4%
NEW JERSEY 0.4%
   (a) Mercer County Improvement Authority Revenue, Atlantic Foundation Project,
          Refunding, Daily VRDN and Put, 0.45%, 9/01/28 ...............................          4,000,000        4,000,000
   (a) New Jersey EDA School Revenue, School Facilities Construction, Series R,
          Sub Series R-3, Daily VRDN and Put, 0.40%, 9/01/31 ..........................          1,400,000        1,400,000
                                                                                                             --------------
                                                                                                                  5,400,000
                                                                                                             --------------


                              186 | Annual Report

Franklin Tax-Free Trust

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                  PRINCIPAL AMOUNT        VALUE
----------------------------------------                                                  ----------------   --------------
SHORT TERM INVESTMENTS (CONTINUED)
MUNICIPAL BONDS (CONTINUED)
NEW YORK 1.0%
   (a) Port Authority of New York and New Jersey Special Obligation Revenue, Versatile
          Structure Obligations,
             Refunding, Series 3, Daily VRDN and Put, 0.28%, 6/01/20 ..................   $      5,000,000   $    5,000,000
             Series 2, Daily VRDN and Put, 0.48%, 5/01/19 .............................          9,000,000        9,000,000
                                                                                                             --------------
                                                                                                                 14,000,000
                                                                                                             --------------
       TOTAL SHORT TERM INVESTMENTS (COST $19,400,000) ................................                          19,400,000
                                                                                                             --------------
       TOTAL INVESTMENTS (COST $1,385,814,408) 98.9% ..................................                       1,341,167,764
       OTHER ASSETS, LESS LIABILITIES 1.1% ............................................                          15,018,200
                                                                                                             --------------
       NET ASSETS 100.0% ..............................................................                      $1,356,185,964
                                                                                                             ==============

See Abbreviations on page 238.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 187

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN OREGON TAX-FREE INCOME FUND

                                                                     YEAR ENDED FEBRUARY 28,
                                                     ------------------------------------------------------
                                                       2009      2008(a)     2007       2006         2005
                                                     --------   --------   --------   --------     --------
CLASS A
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $  11.25   $  11.93   $  11.89   $  11.90     $  11.95
                                                     --------   --------   --------   --------     --------
Income from investment operations(b):
   Net investment income(c) ......................       0.50       0.49       0.48       0.50         0.52
   Net realized and unrealized gains (losses)           (0.06)     (0.69)      0.04         --(d)     (0.04)
                                                     --------   --------   --------   --------     --------
Total from investment operations .................       0.44      (0.20)      0.52       0.50         0.48
                                                     --------   --------   --------   --------     --------
Less distributions from net investment income ....      (0.48)     (0.48)     (0.48)     (0.51)       (0.53)
                                                     --------   --------   --------   --------     --------
Redemption fees(d, e) ............................         --         --         --         --           --
                                                     --------   --------   --------   --------     --------
Net asset value, end of year .....................   $  11.21   $  11.25   $  11.93   $  11.89     $  11.90
                                                     ========   ========   ========   ========     ========
Total return(f) ..................................       4.02%     (1.74)%     4.53%      4.28%        4.15%
RATIOS TO AVERAGE NET ASSETS
Expenses .........................................       0.64%      0.64%      0.65%      0.66%        0.65%
Net investment income ............................       4.40%      4.17%      4.19%      4.20%        4.40%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $787,595   $719,647   $686,892   $625,326     $570,324
Portfolio turnover rate ..........................      10.00%      5.30%      4.86%      4.96%       10.45%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                              188 | Annual Report

Franklin Tax-Free Trust

FRANKLIN OREGON TAX-FREE INCOME FUND

                                                                  YEAR ENDED FEBRUARY 28,
                                                     ------------------------------------------------
                                                       2009     2008(a)     2007      2006      2005
                                                     --------   -------   -------   -------   -------
CLASS C
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $  11.36   $ 12.05   $ 12.00   $ 12.01   $ 12.06
                                                     --------   -------   -------   -------   -------
Income from investment operations(b):
   Net investment income(c) ......................       0.44      0.43      0.43      0.44      0.46
   Net realized and unrealized gains (losses) ....      (0.05)    (0.70)     0.04     (0.01)    (0.05)
                                                     --------   -------   -------   -------   -------
Total from investment operations .................       0.39     (0.27)     0.47      0.43      0.41
                                                     --------   -------   -------   -------   -------
Less distributions from net investment income ....      (0.42)    (0.42)    (0.42)    (0.44)    (0.46)
                                                     --------   -------   -------   -------   -------
Redemption fees(d, e) ............................         --        --        --        --        --
                                                     --------   -------   -------   -------   -------
Net asset value, end of year .....................   $  11.33   $ 11.36   $ 12.05   $ 12.00   $ 12.01
                                                     ========   =======   =======   =======   =======
Total return(f) ..................................       3.50%    (2.34)%    3.99%     3.66%     3.55%
RATIOS TO AVERAGE NET ASSETS
Expenses .........................................       1.19%     1.19%     1.20%     1.21%     1.20%
Net investment income ............................       3.85%     3.62%     3.64%     3.65%     3.85%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $123,099   $96,802   $91,743   $84,268   $75,266
Portfolio turnover rate ..........................      10.00%     5.30%     4.86%     4.96%    10.45%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                              Annual Report | 189

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2009

FRANKLIN OREGON TAX-FREE INCOME FUND                                                     PRINCIPAL AMOUNT        VALUE
------------------------------------                                                     ----------------   --------------
MUNICIPAL BONDS 96.1%
OREGON 77.9%
       Albany Water Revenue, Refunding, FGIC Insured, 5.00%, 8/01/33 ..................   $      5,990,000   $    5,544,583
       Beaverton School District GO, FSA Insured, 4.125%, 6/01/26 .....................          1,315,000        1,253,182
       Bend Sewer Revenue, AMBAC Insured, Pre-Refunded, 5.375%, 10/01/20 ..............          1,550,000        1,656,454
       Benton County Hospital Facilities Authority Revenue, Samaritan Health
          Services Project, Refunding,
             5.20%, 10/01/17 ..........................................................          4,000,000        3,948,200
             5.125%, 10/01/28 .........................................................          4,500,000        3,737,115
       Chemeketa Community College District GO, 5.00%,
             6/15/25 ..................................................................          1,500,000        1,585,440
             6/15/26 ..................................................................          2,615,000        2,743,475
       Clackamas County Canby School District No. 86 GO,
             5.25%, 6/15/20 ...........................................................          3,000,000        3,164,940
             FSA Insured, 5.00%, 6/15/23 ..............................................          1,000,000        1,042,020
             FSA Insured, 5.00%, 6/15/25 ..............................................          1,000,000        1,028,130
       Clackamas County Hospital Facility Authority Revenue,
             Gross Willamette Falls Project, Refunding, 5.375%, 4/01/22 ...............          2,125,000        1,751,149
             Gross Willamette Falls Project, Refunding, 5.125%, 4/01/26 ...............          1,000,000          750,610
             Kaiser Permanente, Series A, ETM, 5.375%, 4/01/14 ........................          2,500,000        2,532,475
             Willamette Falls Hospital Project, 6.00%, 4/01/19 ........................          1,000,000          910,320
             Willamette View Inc. Project, Refunding, 6.10%, 11/01/12 .................            500,000          491,460
             Willamette View Inc. Project, Refunding, 6.30%, 11/01/21 .................          1,500,000        1,327,455
       Clackamas County School District No. 7J Lake Oswego GO,
             MBIA Insured, Pre-Refunded, 5.00%, 6/01/26 ...............................          5,000,000        5,413,100
             Refunding, FSA Insured, 5.25%, 6/01/25 ...................................          3,075,000        3,387,143
       Clackamas County School District No. 12 North Clackamas GO, Series A, FSA
          Insured, 4.75%, 6/15/31 .....................................................          7,385,000        7,061,611
       Clackamas County School District No. 108 GO, FSA Insured, Pre-Refunded,
          5.00%, 6/15/25 ..............................................................          5,000,000        5,426,100
       Clackamas Education Service District GO, AMBAC Insured, 4.125%, 6/01/36 ........          1,000,000          876,660
       Columbia Gorge Community College District GO, MBIA Insured, 5.00%, 6/15/22 .....          1,000,000        1,038,660
       Coos County School District No. 13 GO, FSA Insured,
             5.00%, 6/15/22 ...........................................................             55,000           56,655
             Pre-Refunded, 5.00%, 6/15/22 .............................................          2,465,000        2,745,147
       Curry County School District No. 17-C Brookings Harbor GO, Pre-Refunded,
          5.375%, 12/15/20 ............................................................          2,750,000        2,968,377
       Deschutes and Jefferson Counties School District No. 2J Redmond GO,
             5.50%, 6/15/34 ...........................................................          5,000,000        5,206,000
             Series A, FGIC Insured, 5.00%, 6/15/21 ...................................          1,000,000        1,044,210
       Deschutes County Administrative School District No. 1 GO, Series A, FSA
          Insured, Pre-Refunded, 5.125%, 6/15/21 ......................................          3,500,000        3,808,070
       Deschutes County Hospital Facilities Authority Hospital Revenue, Cascade
          Healthcare,
             Refunding, 8.25%, 1/01/38 ................................................         20,000,000       22,025,000
             Series B, AMBAC Insured, 5.375%, 1/01/35 .................................          7,000,000        6,675,620
       Emerald Peoples Utility District Revenue, Refunding, Series A, FSA Insured,
          5.25%, 11/01/21 .............................................................          1,000,000        1,013,110
       Eugene Electric Utility Revenue, Refunding, 5.00%, 8/01/33 .....................         10,060,000        9,823,892
       Gresham Stormwater Revenue, FGIC Insured, Pre-Refunded, 5.30%, 5/01/21 .........          1,190,000        1,293,625
       High Desert Education Service District GO, AMBAC Insured, 4.50%, 6/01/30 .......          1,010,000          977,700


                               190 | Annual Report

Franklin Tax-Free Trust

FRANKLIN OREGON TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT        VALUE
------------------------------------                                                      ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
OREGON (CONTINUED)
       Hillsboro GO, AMBAC Insured, 5.00%, 6/01/29 ....................................   $      5,360,000   $    5,376,723
       Hillsboro Hospital Facility Authority Revenue, Hospital Tuality Healthcare
          Project, Radian Insured,
          5.375%,
             10/01/26 .................................................................          2,000,000        1,668,840
             10/01/31 .................................................................          2,000,000        1,573,320
       Jackson County Airport Revenue, Series A, XLCA Insured, 5.25%,
             12/01/27 .................................................................          1,000,000          895,970
             12/01/32 .................................................................          1,000,000          853,220
             12/01/37 .................................................................          1,475,000        1,227,421
       Jackson County School District No. 4 GO, FSA Insured,
             5.00%, 6/15/20 ...........................................................          1,450,000        1,491,107
             Pre-Refunded, 5.00%, 6/15/20 .............................................            550,000          596,871
       Jackson County School District No. 6 Central Point GO, Refunding, FSA
          Insured, 4.75%,
          6/15/20 .....................................................................          2,005,000        2,103,085
       Jackson County School District No. 9 Eagle Point GO, Pre-Refunded, 5.00%,
             6/15/20 ..................................................................          1,680,000        1,823,170
             6/15/21 ..................................................................          1,500,000        1,627,830
       Jackson County School District No. 549C Medford GO,
             5.00%, 6/15/33 ...........................................................          3,225,000        3,193,427
             Series B, FSA Insured, 5.00%, 12/15/32 ...................................          5,765,000        5,717,035
       Keizer Special Assessment, Keizer Station Area A Local, 5.20%, 6/01/31 .........          3,500,000        3,265,395
       Klamath Falls Intercommunity Hospital Authority Revenue, Merle West Medical
          Center Project,
             Pre-Refunded, 6.25%, 9/01/31 .............................................          3,290,000        3,839,858
             Refunding, 6.25%, 9/01/31 ................................................          1,960,000        1,645,596
             Refunding, Assured Guaranty, 5.00%, 9/01/36 ..............................          5,000,000        4,086,650
       Lane and Douglas Counties School District No. 45J3 GO, South Lane District,
          Refunding,
          FSA Insured, 4.75%, 6/15/25 .................................................          3,510,000        3,549,066
       Lane County Metropolitan Wastewater Management Commission Revenue,
             5.25%, 11/01/28 ..........................................................          5,000,000        5,129,150
             FGIC Insured, 4.75%, 11/01/26 ............................................          1,615,000        1,573,446
       Lane County School District No. 19 Springfield GO, FSA Insured, zero cpn.,
             6/15/27 ..................................................................          5,580,000        2,020,295
             6/15/28 ..................................................................          2,000,000          673,160
             6/15/29 ..................................................................          1,925,000          602,910
       Lane County School District No. 52 Bethel GO, Refunding, FSA Insured, 5.00%,
             6/15/20 ..................................................................          5,700,000        5,935,581
       Lebanon GO, AMBAC Insured, 5.00%,
             6/01/25 ..................................................................          1,635,000        1,659,149
             6/01/27 ..................................................................          1,675,000        1,680,477
       Linn County Community School District No. 9 GO,
             Lebanon, FGIC Insured, Pre-Refunded, 5.55%, 6/15/21 ......................          1,155,000        1,324,924
             Lebanon, FGIC Insured, Pre-Refunded, 5.60%, 6/15/30 ......................          9,495,000       10,911,369
             MBIA Insured, Pre-Refunded, 5.375%, 6/15/30 ..............................          5,000,000        5,282,850
       Linn County School District No. 55 GO, Sweet Home, FSA Insured,
          Pre-Refunded, 5.00%,
          6/15/29 .....................................................................          1,000,000        1,085,220
       Medford Hospital Facilities Authority Revenue, Asante Health System,
          Refunding, Series A,
          MBIA Insured, 5.00%,
             8/15/18 ..................................................................          2,570,000        2,454,324
             8/15/24 ..................................................................          1,715,000        1,464,576


                               Annual Report | 191

Franklin Tax-Free Trust

FRANKLIN OREGON TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT        VALUE
------------------------------------                                                      ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
OREGON (CONTINUED)
       Multnomah County Educational Facilities Revenue, University of Portland
          Project, Pre-Refunded,
          6.00%, 4/01/25 ..............................................................   $      2,000,000   $    2,102,880
       Multnomah County School District No. 7 Reynolds GO, Series 2005, MBIA
          Insured, 5.00%,
          6/01/35 .....................................................................          3,220,000        3,114,674
       Multnomah-Clackamas Counties Centennial School District No. 28-302 GO, FGIC
          Insured,
          Pre-Refunded, 5.00%, 6/15/21 ................................................          5,000,000        5,426,100
       Multnomah-Clackamas Counties Centennial School District No. 28-JT GO,
          Capital Appreciation,
          AMBAC Insured, zero cpn., 6/01/16 ...........................................          2,260,000        1,685,192
       Northern Wasco County Peoples Utilities District Hydroelectric Revenue,
          McNary Dam Fishway
          Project, 5.20%, 12/01/24 ....................................................          5,000,000        5,001,000
       Oak Lodge Water District GO, AMBAC Insured, 7.50%, 12/01/09 ....................            215,000          218,507
       Oregon Coast Community College District GO, MBIA Insured, 5.00%, 6/15/23 .......          3,745,000        3,831,884
       Oregon Health and Science University Revenue,
             Capital Appreciation, Refunding, Series A, MBIA Insured, zero cpn.,
                7/01/21 ...............................................................         11,480,000        5,523,143
             Series A, MBIA Insured, 5.00%, 7/01/32 ...................................         24,750,000       19,333,215
       Oregon State Department of Administrative Services COP,
             FSA Insured, 4.625%, 5/01/30 .............................................          7,795,000        7,309,060
             Refunding, Series A, AMBAC Insured, 5.00%, 5/01/24 .......................         10,000,000       10,082,200
             Refunding, Series B, AMBAC Insured, 5.00%, 5/01/26 .......................          7,500,000        7,575,825
             Refunding, Series B, FSA Insured, 5.00%, 5/01/21 .........................          1,805,000        1,878,897
             Series A, AMBAC Insured, Pre-Refunded, 6.00%, 5/01/26 ....................          2,000,000        2,135,340
             Series A, FSA Insured, 5.00%, 5/01/23 ....................................          2,695,000        2,810,777
             Series A, FSA Insured, 5.00%, 5/01/30 ....................................         13,205,000       13,329,523
             Series B, FGIC Insured, 5.00%, 11/01/30 ..................................         19,100,000       18,825,342
       Oregon State Department of Administrative Services Lottery Revenue, Oregon
          Administration,
          Lottery, Series A, FSA Insured, 5.00%,
             4/01/25 ..................................................................          5,000,000        5,229,550
             4/01/27 ..................................................................          2,000,000        2,069,740
       Oregon State Department of Transportation Highway User Tax Revenue,
             Refunding, Series A, 5.00%, 11/15/25 .....................................          1,295,000        1,338,305
             Refunding, Series A, 5.00%, 11/15/29 .....................................          3,330,000        3,380,849
             senior lien, Series A, 4.50%, 11/15/32 ...................................         20,000,000       18,490,600
             Series A, 5.00%, 11/15/28 ................................................         15,000,000       15,289,200
             Series A, Pre-Refunded, 5.125%, 11/15/23 .................................          5,000,000        5,651,350
   (a) Oregon State EDR, Georgia-Pacific Corp. Project, Series CLVII, 6.35%,
          8/01/25 .....................................................................          7,910,000        4,915,986
       Oregon State Facilities Authority Revenue,
             Senior College in Student Housing Project, Series A, XLCA Insured, 5.00%,
                7/01/35 ...............................................................          3,660,000        2,530,780
             University of Portland Projects, Series A, 5.00%, 4/01/32 ................          6,545,000        5,652,197
             Willamette University Projects, Refunding, Series A, FGIC Insured, 5.00%,
                10/01/35 ..............................................................          5,210,000        4,735,265
       Oregon State GO,
             Alternative Energy Project, Series B, 6.00%, 10/01/26 ....................          1,680,000        1,861,810
             Elderly and Disabled Housing, Series A, 6.00%, 8/01/15 ...................            910,000          915,160
             Elderly and Disabled Housing, Series A, 6.00%, 8/01/21 ...................            455,000          456,479
             Elderly and Disabled Housing, Series A, 5.375%, 8/01/28 ..................          1,435,000        1,364,427
             Elderly and Disabled Housing, Series A, 4.70%, 8/01/42 ...................          3,205,000        2,580,249
             Elderly and Disabled Housing, Series B, 6.10%, 8/01/17 ...................          1,410,000        1,416,853
             Elderly and Disabled Housing, Series B, 6.25%, 8/01/23 ...................          2,015,000        2,023,141
             Elderly and Disabled Housing, Series C, 6.50%, 8/01/22 ...................            335,000          334,956


                               192 | Annual Report

Franklin Tax-Free Trust

FRANKLIN OREGON TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT        VALUE
------------------------------------                                                      ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
OREGON (CONTINUED)
       Oregon State GO, (continued)
             State Board of Higher Education, Refunding, Series A, 5.00%, 8/01/30 .....   $      1,705,000   $    1,721,675
             State Board of Higher Education, Refunding, Series B, 5.00%, 8/01/38 .....          1,500,000        1,483,965
             State Board of Higher Education, Refunding, Series E, 5.00%, 8/01/29 .....          7,745,000        7,828,723
             State Board of Higher Education, Series A, 5.00%, 8/01/31 ................          1,695,000        1,709,543
             State Board of Higher Education, Series A, 5.00%, 8/01/36 ................          2,715,000        2,719,860
             State Board of Higher Education, Series A, 5.00%, 8/01/37 ................          5,555,000        5,538,002
             State Board of Higher Education, Series A, Pre-Refunded, 5.60%, 8/01/25 ..          8,000,000        8,245,360
             State Board of Higher Education, Series A, Pre-Refunded, 5.00%, 8/01/31 ..          2,000,000        2,177,360
             State Board of Higher Education, Series A, Pre-Refunded, 5.00%, 8/01/35 ..          6,000,000        6,940,260
             State Board of Higher Education, Series C, 5.00%, 8/01/37 ................          1,115,000        1,111,588
             Veteran's Welfare, Series 77, 5.30%, 10/01/29 ............................          1,480,000        1,480,858
             Veteran's Welfare, Series A, 5.70%, 10/01/32 .............................          2,190,000        2,165,100
       Oregon State Health Housing Educational and Cultural Facilities Authority
          Revenue,
             Peacehealth, AMBAC Insured, 5.00%, 11/15/26 ..............................          5,500,000        5,516,170
             Reed College Project, Series A, 5.75%, 7/01/32 ...........................         10,735,000       10,997,793
       Oregon State Housing and Community Services Department MFHR, Series B, 6.00%,
          7/01/31 .....................................................................          5,000,000        5,000,450
       Oregon State Housing and Community Services Department Mortgage Revenue,
             SFM Program, Series A, 6.35%, 7/01/14 ....................................            380,000          380,460
             SFM Program, Series A, 6.40%, 7/01/18 ....................................            235,000          236,170
             SFM Program, Series A, 6.45%, 7/01/26 ....................................            555,000          556,410
             SFM Program, Series C, 6.20%, 7/01/15 ....................................            440,000          442,240
             SFM Program, Series C, 6.40%, 7/01/26 ....................................            260,000          260,621
             SFM Program, Series D, 6.80%, 7/01/27 ....................................            340,000          340,384
             SFM Program, Series H, FHA Insured, 5.75%, 7/01/30 .......................          1,270,000        1,272,515
             SFMR, Refunding, Series G, 5.35%, 7/01/30 ................................          5,880,000        5,908,283
       Polk Marion and Benton Counties School District No. 13J GO, FSA Insured,
          Pre-Refunded,
          5.80%, 6/15/20 ..............................................................          1,985,000        2,109,321
       Port Astoria PCR, James River Project, Refunding, 6.55%, 2/01/15 ...............            945,000          816,036
       Port of Portland International Airport Revenue,
          Portland International Airport, Refunding, Series D, FGIC Insured, 5.00%,
             7/01/23 ..................................................................          3,000,000        2,761,230
          Portland International Airport, Series 7B, MBIA Insured, Pre-Refunded,
             7.10%, 7/01/21 ...........................................................          2,800,000        3,174,500
          Portland International Airport, Series 12C, FGIC Insured, 5.00%, 7/01/18 ....          1,500,000        1,514,295
          Portland International Airport, Series A, AMBAC Insured, 5.50%, 7/01/24 .....         22,000,000       22,290,840
          Series Nineteen, 5.50%, 7/01/38 .............................................         23,000,000       23,916,550
       Port St. Helens PCR, Portland General Electric Co. Project, Series A,
          5.25%, 8/01/14 ..............................................................          3,600,000        3,222,864
       Portland Community College District GO, Series B, Pre-Refunded, 5.00%,
          6/01/21 .....................................................................          6,290,000        6,809,680
       Portland EDR, Broadway Project, Refunding, Series A, 6.50%, 4/01/35 ............          5,000,000        5,172,700
       Portland GO,
          Central City Streetcar Project, Series A, 4.75%, 4/01/21 ....................          3,600,000        3,602,628
          Limited Tax, Series A, 5.00%, 6/01/24 .......................................         10,000,000       10,215,100
          Limited Tax, Series A, MBIA Insured, 5.125%, 6/01/30 ........................          6,315,000        6,386,801
          Limited Tax, Series B, zero cpn., 6/01/21 ...................................          1,000,000          570,340
       Portland Housing Authority MFR, Housing, Lovejoy Station Apartments
          Project, MBIA Insured,
          6.00%, 7/01/33 ..............................................................          2,000,000        1,873,540


                               Annual Report | 193

Franklin Tax-Free Trust

FRANKLIN OREGON TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT        VALUE
------------------------------------                                                      ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
OREGON (CONTINUED)
       Portland MFR,
             Civic Stadium Housing Project, Series A, 6.00%, 3/01/17 ..................   $        925,000   $      927,238
             Housing Garden Park Estates Project, Series A, GNMA Secured, 5.875%,
                3/20/37 ...............................................................          3,150,000        3,153,780
       Portland River District Urban Renewal and Redevelopment Revenue, Series A,
          AMBAC Insured,
          5.00%, 6/15/21 ..............................................................          3,000,000        3,104,820
       Portland Sewer System Revenue,
             first lien, Series A, FSA Insured, 5.00%, 10/01/24 .......................          6,235,000        6,496,184
             second lien, Refunding, Series A, FSA Insured, 5.00%, 6/01/23 ............          2,500,000        2,584,650
             second lien, Series B, MBIA Insured, 5.00%, 6/15/28 ......................          5,105,000        5,201,280
       Portland Urban Renewal and Redevelopment Revenue, Interstate Corridor,
          Refunding, Series A,
          FGIC Insured, 5.00%,
             6/15/24 ..................................................................          1,295,000        1,254,557
             6/15/25 ..................................................................          2,385,000        2,261,743
       Portland Urban Renewal and Redevelopment Tax Allocation, Convention Center,
          Series A,
          AMBAC Insured, 5.50%, 6/15/20 ...............................................          3,000,000        3,091,170
       Portland Water System Revenue,
             MBIA Insured, 4.50%, 10/01/27 ............................................          1,000,000          963,360
             MBIA Insured, 4.50%, 10/01/28 ............................................          3,895,000        3,674,932
             second lien, Series A, MBIA Insured, 4.375%, 10/01/25 ....................          3,415,000        3,314,872
       Redmond GO, Series C, MBIA Insured, 5.00%, 6/01/33 .............................          1,260,000        1,264,196
          Salem Hospital Facility Authority Revenue,
          Salem Hospital Project, Series A, 5.00%, 8/15/27 ............................         11,000,000        9,639,740
          Salem Hospital Project, Series A, 5.00%, 8/15/36 ............................         27,000,000       21,999,870
          Series A, 5.75%, 8/15/23 ....................................................         10,000,000       10,021,300
       Salem-Keizer School District No. 24J GO,
       (b) Deferred Interest, Series B, zero cpn., 6/15/30 ............................          8,500,000        2,496,960
             Pre-Refunded, 5.00%, 6/01/19 .............................................          9,500,000        9,602,600
       Southwestern Community College District GO, MBIA Insured, Pre-Refunded,
          5.00%, 6/01/28 ..............................................................          1,100,000        1,242,351
       Sunrise Water Authority Water Revenue, sub. lien,
             Series B, XLCA Insured, 5.00%, 9/01/25 ...................................          1,160,000        1,105,457
             XLCA Insured, 5.00%, 3/01/25 .............................................          1,660,000        1,697,035
       Tillamook and Yamhill Counties School District No. 101 Nestucca Valley GO,
          FSA Insured,
          5.00%, 6/15/25 ..............................................................          1,560,000        1,608,188
       Tri-County Metropolitan Transportation District Revenue, Limited
          Obligation, Airport Light Rail,
          Series 1, Pre-Refunded, 5.65%, 6/01/29 ......................................         14,080,000       14,392,998
       Washington and Clackamas Counties Tigard-Tualatin School District No. 23J
          GO, MBIA Insured,
          Pre-Refunded, 5.00%, 6/15/22 ................................................          7,000,000        7,783,650
       Washington Clackamas and Yamhill Counties School District No. 88J GO,
          Sherwood,
             Series A, MBIA Insured, zero cpn., 6/15/27 ...............................          3,500,000        1,257,305
             Series A, MBIA Insured, zero cpn., 6/15/28 ...............................          2,960,000          988,166
             Series A, MBIA Insured, zero cpn., 12/15/31 ..............................          3,515,000          913,338
             Series B, MBIA Insured, 4.50%, 12/15/31 ..................................          2,900,000        2,547,186
       Washington County Clean Water Services Sewer Revenue, senior lien, FGIC
          Insured, 5.00%,
          10/01/19 ....................................................................          3,905,000        4,020,744
       Washington County GO,
             Obligations, Refunding, 4.375%, 6/01/26 ..................................          1,000,000          985,060
             Pre-Refunded, 5.00%, 6/01/26 .............................................         10,000,000       10,826,200


                               194 | Annual Report

Franklin Tax-Free Trust

FRANKLIN OREGON TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT        VALUE
-------------------------------------                                                     ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
OREGON (CONTINUED)
       Washington County School District No. 48J Beaverton GO, Pre-Refunded, 5.00%,
          6/01/22 .....................................................................   $      4,155,000   $    4,621,731
       Washington Multnomah and Yamhill Counties School District No. 1J Hillsboro GO,
          FSA Insured, 5.60%, 4/01/20 .................................................          1,000,000        1,053,830
       Yamhill County McMinnville School District No. 40 GO, FSA Insured, 5.00%,
          6/15/28 .....................................................................          4,000,000        4,042,960
                                                                                                             --------------
                                                                                                                709,669,825
                                                                                                             --------------
U.S. TERRITORIES 18.2%
PUERTO RICO 17.4%
       Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed
          Bonds, Refunding, 5.625%, 5/15/43 ...........................................         10,000,000        6,690,800
       Puerto Rico Commonwealth GO,
             Public Improvement, Refunding, Series A, 5.50%, 7/01/32 ..................         15,000,000       12,991,950
             Public Improvement, Series A, 5.00%, 7/01/29 .............................         10,000,000        8,271,200
             Public Improvement, Series A, 5.125%, 7/01/31 ............................          9,885,000        8,036,604
             Public Improvement, Series A, 5.375%, 7/01/33 ............................         10,000,000        8,455,600
             Public Improvement, Series A, Pre-Refunded, 5.125%, 7/01/31 ..............          5,115,000        5,580,056
             Refunding, Series C, Sub Series C-7, MBIA Insured, 6.00%, 7/01/28 ........          4,500,000        4,484,250
       Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue,
          Series Y, Pre-Refunded, 5.50%, 7/01/36 ......................................         13,000,000       15,624,050
       Puerto Rico Commonwealth Highway and Transportation Authority Transportation
          Revenue,
             Refunding, Series N, FGIC Insured, 5.25%, 7/01/39 ........................         10,000,000        8,229,900
             Series D, Pre-Refunded, 5.375%, 7/01/36 ..................................         10,000,000       11,083,600
       Puerto Rico Convention Center District Authority Hotel Occupancy Tax Revenue,
          Series A, AMBAC Insured, 5.00%, 7/01/31 .....................................          6,250,000        5,072,687
       Puerto Rico Electric Power Authority Power Revenue,
             Series II, FSA Insured, Pre-Refunded, 5.125%, 7/01/26 ....................          9,150,000       10,343,892
             Series II, Pre-Refunded, 5.25%, 7/01/31 ..................................         12,000,000       13,509,600
             Series RR, FGIC Insured, Pre-Refunded, 5.00%, 7/01/35 ....................         10,000,000       11,555,100
             Series WW, 5.25%, 7/01/33 ................................................          9,690,000        8,370,125
       Puerto Rico PBA Guaranteed Revenue, Government Facilities, Refunding,
          Series M-3, MBIA Insured, 6.00%, 7/01/25 ....................................         15,000,000       14,708,250
       Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E,
          Pre-Refunded, 5.50%, 8/01/29 ................................................          5,000,000        5,508,350
                                                                                                             --------------
                                                                                                                158,516,014
                                                                                                             --------------
VIRGIN ISLANDS 0.8%
       Virgin Islands PFAR, Virgin Islands Matching Fund Loan Notes, senior lien,
          Refunding, Series A, 5.50%,
             10/01/15 .................................................................          1,635,000        1,564,008
             10/01/18 .................................................................          2,400,000        2,112,864
       Virgin Islands Water and Power Authority Electric System Revenue, Refunding,
          5.30%,
             7/01/18 ..................................................................          2,500,000        2,328,825
             7/01/21 ..................................................................          1,400,000        1,251,236
                                                                                                             --------------
                                                                                                                  7,256,933
                                                                                                             --------------
       TOTAL U.S. TERRITORIES .........................................................                         165,772,947
                                                                                                             --------------
       TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS (COST $892,699,403) ........                         875,442,772
                                                                                                             --------------


                               Annual Report | 195

Franklin Tax-Free Trust

FRANKLIN OREGON TAX-FREE INCOME FUND                                                      PRINCIPAL AMOUNT        VALUE
-------------------------------------                                                     ----------------   --------------
SHORT TERM INVESTMENTS (COST $8,725,000) 1.0%
MUNICIPAL BONDS 1.0%
OREGON 1.0%

   (c) Medford Hospital Facilities Authority Revenue, Rogue Valley Manor Project, Daily
          VRDN and Put, 0.65%, 8/15/37 ................................................   $      8,725,000   $    8,725,000
                                                                                                             --------------
       TOTAL INVESTMENTS (COST $901,424,403) 97.1% ....................................                         884,167,772
       OTHER ASSETS, LESS LIABILITIES 2.9% ............................................                          26,525,738
                                                                                                             --------------
       NET ASSETS 100.0% ..............................................................                      $  910,693,510
                                                                                                             ==============

See Abbreviations on page 238.

(a) The Internal Revenue Service has issued a preliminary adverse determination, ruling that the income generated by the bond is taxable. The issuer of the bond is contesting this determination and, until such time as this is finalized, the Fund will continue to recognize interest income earned on the bond as tax-exempt. The Trust's management believes that the final outcome of this matter will not have a material adverse impact to the Fund and/or its shareholders.

(b)  Security purchased on a when-issued basis. See Note 1(b).

(c) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                               196 | Annual Report

Franklin Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

                                                                     YEAR ENDED FEBRUARY 28,
                                                   ----------------------------------------------------
CLASS A                                              2009      2008(a)     2007       2006       2005
-------                                            --------   --------   --------   --------   --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $   9.82   $  10.47   $  10.44   $  10.48   $  10.62
                                                   --------   --------   --------   --------   --------
Income from investment operations(b):
   Net investment income(c) ....................       0.44       0.44       0.44       0.46       0.47
   Net realized and unrealized gains (losses) ..      (0.18)     (0.65)      0.04      (0.04)     (0.15)
                                                   --------   --------   --------   --------   --------
Total from investment operations ...............       0.26      (0.21)      0.48       0.42       0.32
                                                   --------   --------   --------   --------   --------
Less distributions from net investment income ..      (0.43)     (0.44)     (0.45)     (0.46)     (0.46)
                                                   --------   --------   --------   --------   --------
Redemption fees(d, e) ..........................         --         --         --         --         --
                                                   --------   --------   --------   --------   --------
Net asset value, end of year ...................   $   9.65   $   9.82   $  10.47   $  10.44   $  10.48
                                                   ========   ========   ========   ========   ========
Total return(f) ................................       2.72%     (2.16)%     4.71%      4.08%      3.19%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................       0.65%      0.66%      0.66%      0.66%      0.66%
Net investment income ..........................       4.53%      4.24%      4.26%      4.37%      4.52%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $820,227   $770,164   $747,279   $718,293   $693,804
Portfolio turnover rate ........................      11.50%     16.68%      6.99%     13.07%      7.48%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

     The accompanying notes are an integral part of these financial statements.


                               Annual Report | 197

Franklin Tax-Free Trust

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

                                                               YEAR ENDED FEBRUARY 28,
                                                   -----------------------------------------------
CLASS B                                             2009     2008(a)     2007      2006     2005
-------                                            -------   -------   -------   -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $  9.86   $ 10.51   $ 10.47   $ 10.51   $ 10.65
                                                   -------   -------   -------   -------   -------
Income from investment operations(b):
   Net investment income(c) ....................      0.39      0.38      0.39      0.40      0.41
   Net realized and unrealized gains (losses) ..     (0.19)    (0.65)     0.04     (0.04)    (0.14)
                                                   -------   -------   -------   -------   -------
Total from investment operations ...............      0.20     (0.27)     0.43      0.36      0.27
                                                   -------   -------   -------   -------   -------
Less distributions from net investment income ..     (0.38)    (0.38)    (0.39)    (0.40)    (0.41)
                                                   -------   -------   -------   -------   -------
Redemption fees(d, e) ..........................        --        --        --        --        --
                                                   -------   -------   -------   -------   -------
Net asset value, end of year ...................   $  9.68   $  9.86   $ 10.51   $ 10.47   $ 10.51
                                                   =======   =======   =======   =======   =======
Total return(f) ................................      2.04%    (2.68)%    4.22%     3.51%     2.61%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................      1.20%     1.21%     1.21%     1.21%     1.21%
Net investment income ..........................      3.98%     3.69%     3.71%     3.82%     3.97%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $30,177   $37,339   $43,897   $47,623   $51,913
Portfolio turnover rate ........................     11.50%    16.68%     6.99%    13.07%     7.48%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                              198 | Annual Report

Franklin Tax-Free Trust

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND


                                                              YEAR ENDED FEBRUARY 28,
                                                   --------------------------------------------------
CLASS C                                              2009      2008(a)     2007       2006     2005
-------                                            --------   --------   --------   -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............   $   9.90   $  10.55   $  10.51   $ 10.56   $ 10.69
                                                   --------   --------   --------   -------   -------
Income from investment operations(b):
   Net investment income(c) ....................       0.39       0.38       0.39      0.40      0.42
   Net realized and unrealized gains (losses) ..      (0.18)     (0.65)      0.04     (0.05)    (0.15)
                                                   --------   --------   --------   -------   -------
Total from investment operations ...............       0.21      (0.27)      0.43      0.35      0.27
                                                   --------   --------   --------   -------   -------
Less distributions from net investment income ..      (0.38)     (0.38)     (0.39)    (0.40)    (0.40)
                                                   --------   --------   --------   -------   -------
Redemption fees(d, e) ..........................         --         --         --        --        --
                                                   --------   --------   --------   -------   -------
Net asset value, end of year ...................   $   9.73   $   9.90   $  10.55   $ 10.51   $ 10.56
                                                   ========   ========   ========   =======   =======
Total return(f) ................................       2.13%     (2.68)%     4.19%     3.40%     2.69%
RATIOS TO AVERAGE NET ASSETS
Expenses .......................................       1.20%      1.21%      1.21%     1.21%     1.21%
Net investment income ..........................       3.98%      3.69%      3.71%     3.82%     3.97%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................   $135,480   $107,286   $100,495   $88,237   $79,551
Portfolio turnover rate ........................      11.50%     16.68%      6.99%    13.07%     7.48%

(a)  For the year ended February 29.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 199

Franklin Tax-Free Trust

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2009

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                PRINCIPAL AMOUNT        VALUE
------------------------------------------                                                ----------------   --------------
MUNICIPAL BONDS 98.2%
PENNSYLVANIA 91.6%
       Allegheny County Airport Authority Airport Revenue, Pittsburgh
          International Airport, Refunding, FGIC Insured, 5.75%, 1/01/18 ..............   $      1,000,000   $      982,970
       Allegheny County COP, AMBAC Insured, 5.00%, 12/01/28 ...........................          4,000,000        4,009,600
       Allegheny County GO,
             MBIA Insured, Pre-Refunded, 5.00%, 11/01/27 ..............................          1,000,000        1,122,600
             Notes, Series C-60, FSA Insured, 5.00%, 11/01/27 .........................          3,000,000        3,056,820
             Series C-61, Assured Guaranty, 5.00%, 12/01/33 ...........................          5,000,000        4,747,950
       Allegheny County Higher Education Building Authority University Revenue,
          Duquesne University,
             5.00%, 3/01/28 ...........................................................          3,000,000        2,889,570
             5.00%, 3/01/33 ...........................................................          1,300,000        1,176,916
             Series A, XLCA Insured, 5.00%, 3/01/29 ...................................          5,000,000        4,774,900
             Series A, XLCA Insured, 5.00%, 3/01/33 ...................................          6,630,000        6,046,030
       Allegheny County Hospital Development Authority Revenue, Health System,
          Series A, MBIA Insured, Pre-Refunded, 6.50%, 11/15/30 .......................         10,000,000       11,070,900
       Allegheny County IDAR,
             County Guaranteed, Refunding, Series B, MBIA Insured, 5.00%, 11/01/29 ....          1,485,000        1,453,073
             County Guaranteed, Series B, MBIA Insured, Pre-Refunded, 5.00%,
                11/01/29 ..............................................................          7,515,000        8,450,617
             Environmental Improvement, USX Corp., Refunding, 6.10%, 1/15/18 ..........          2,000,000        1,932,200
             Environmental Improvement, USX Corp., Refunding, 5.50%, 12/01/29 .........         10,000,000        8,172,900
             Environmental Improvement, USX Corp., Refunding, 5.60%, 9/01/30 ..........          7,530,000        6,165,940
             Series A, MBIA Insured, Pre-Refunded, 5.00%, 11/01/29 ....................          5,000,000        5,622,500
       Allegheny County Port Authority Special Revenue, Transportation,
             MBIA Insured, Pre-Refunded, 6.125%, 3/01/29 ..............................         15,000,000       15,150,000
             Refunding, FGIC Insured, 5.00%, 3/01/25 ..................................         13,250,000       12,992,685
             Refunding, FGIC Insured, 5.00%, 3/01/29 ..................................         16,500,000       15,815,745
       Allegheny County Residential Finance Authority Mortgage Revenue, SFM,
             Refunding, Series DD-1, GNMA Secured, 5.35%, 11/01/19 ....................            265,000          266,190
             Refunding, Series DD-2, GNMA Secured, 5.40%, 11/01/29 ....................          1,215,000        1,162,451
             Series II-2, GNMA Secured, 5.90%, 11/01/32 ...............................            745,000          746,326
       Allegheny County Sanitation Authority Sewer Revenue,
             FGIC Insured, 5.00%, 12/01/37 ............................................         11,745,000       10,850,736
             Refunding, Series A, MBIA Insured, 5.00%, 12/01/30 .......................          7,000,000        6,514,760
       Allegheny Valley School District GO, MBIA Insured, 5.00%, 11/01/28 .............          1,550,000        1,565,097
       Allentown Parking Authority Parking Revenue, FSA Insured, 5.00%, 11/15/35 ......          4,430,000        4,253,154
       Armstrong County GO, Refunding, MBIA Insured, 5.40%, 6/01/31 ...................          2,500,000        2,523,400
       Bedford County GO, AMBAC Insured, 5.00%, 9/01/35 ...............................          1,000,000          925,810
       Bucks County IDAR, AMBAC Insured, 5.125%, 9/15/31 ..............................          3,675,000        3,426,496
       Butler Area School District GO, FSA Insured, Pre-Refunded, 5.00%, 4/01/31 ......          4,000,000        4,543,200
       Carbon County IDAR, Panther Creek Partner Project, Refunding, 6.65%, 5/01/10 ...          1,600,000        1,604,064
       Catasauqua Area School District GO, Refunding, FSA Insured, 5.00%, 2/15/36 .....          6,000,000        5,843,880
       Clarion County Hospital Authority Revenue, Clarion Hospital Project,
          Refunding,
             5.55%, 7/01/09 ...........................................................          1,215,000        1,212,011
             5.60%, 7/01/10 ...........................................................            600,000          593,862
             5.75%, 7/01/12 ...........................................................          1,795,000        1,744,202
             5.75%, 7/01/17 ...........................................................          2,200,000        1,975,820
             5.625%, 7/01/21 ..........................................................          1,500,000        1,255,950
       Connellsville Area School District GO, Series B, FSA Insured, 5.00%,
          11/15/37 ....................................................................          1,000,000          999,930


                              200 | Annual Report

Franklin Tax-Free Trust

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                PRINCIPAL AMOUNT        VALUE
------------------------------------------                                                ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
PENNSYLVANIA (CONTINUED)
       Cumberland County Municipal Authority College Revenue, Dickinson College,
             Assn. of Independent Colleges and Universities of Pennsylvania Financing
                Program, Series GG1, MBIA Insured, 5.00%, 5/01/34 .....................   $      7,610,000   $    7,376,449
             Series A, AMBAC Insured, Pre-Refunded, 5.50%, 11/01/30 ...................          1,200,000        1,286,100
       Dauphin County General Authority Hospital Revenue, Hapsco-Western Hospital
          Project,
             Series B, MBIA Insured, ETM, 6.25%, 7/01/16 ..............................          5,000,000        5,703,550
       Deer Lakes School District GO, Assured Guaranty, 5.50%, 4/01/39 ................          7,500,000        7,633,200
       Delaware County Authority College Revenue,
             Cabrini College, Radian Insured, Pre-Refunded, 5.875%, 7/01/29 ...........          5,245,000        5,328,186
             Cabrini College, Refunding, Radian Insured, 5.875%, 7/01/29 ..............          1,140,000        1,140,125
             Eastern College, Series C, 5.625%, 10/01/28 ..............................          2,210,000        1,691,468
             Haverford College, 5.75%, 11/15/29 .......................................          3,500,000        3,611,020
             Haverford College, 6.00%, 11/15/30 .......................................          1,750,000        1,813,473
       Delaware County Authority Hospital Revenue, Crozer Keystone Obligation,
          Group A, 5.00%, 12/15/31 ....................................................          5,000,000        3,334,450
       Delaware County Authority Revenue,
             Dunwoody Village Project, Pre-Refunded, 6.25%, 4/01/30 ...................          1,800,000        1,907,388
             Health Facilities, Mercy Health Corp. Project, ETM, 6.00%, 12/15/26 ......         10,800,000       11,790,468
       Delaware County IDAR, Philadelphia Suburban Water Co. Project, FGIC
          Insured, 6.00%, 6/01/29 .....................................................          2,000,000        1,883,220
       Delaware County University Authority Revenue, Villanova University, Series
          A, MBIA Insured, 5.00%,
          12/01/28 ....................................................................          3,000,000        2,865,660
       Delaware Valley Regional Finance Authority Local Government Revenue, Series
          B,
          AMBAC Insured, 5.60%, 7/01/17 ...............................................          5,000,000        5,410,500
       Erie County Hospital Authority Revenue, Hamot Health Foundation, CIFG
          Insured, 5.00%,
          11/01/35 ....................................................................          6,000,000        4,527,900
       Erie County IDA Environmental Improvement Revenue, International Paper Co.
          Project,
          Refunding, Series B, 6.00%, 9/01/16 .........................................            600,000          499,392
       Erie GO, Series E, FGIC Insured, 5.25%, 11/15/25 ...............................          5,000,000        5,002,100
       Erie Higher Education Building Authority College Revenue, Mercyhurst
       College, 5.50%,
          3/15/38 .....................................................................          2,000,000        1,590,320
       Erie School District GO, AMBAC Insured, Pre-Refunded, 5.80%, 9/01/29 ...........          3,000,000        3,214,080
       Erie Water Authority Revenue, FSA Insured, 5.00%, 12/01/43 .....................          7,000,000        6,439,440
       Greater Johnstown School District GO, Series C, MBIA Insured, 5.125%,
          8/01/25 .....................................................................          3,610,000        3,662,850
       Hazleton Health Services Authority Hospital Revenue, Hazleton General
       Hospital, 5.50%,
          7/01/27 .....................................................................          1,500,000        1,162,710
       Indiana County IDAR, Indiana University of Pennsylvania, Refunding, AMBAC
          Insured, 5.00%,
          11/01/29 ....................................................................          1,250,000        1,200,138
       Johnstown RDA Sewer Revenue, Series A, FSA Insured, Pre-Refunded, 5.00%,
          8/15/34 .....................................................................          1,825,000        2,089,990
       Lancaster County Hospital Authority Revenue, Health Center,
             Masonic Homes Project, 5.00%, 11/01/31 ...................................          3,000,000        2,451,900
             Willow Valley Retirement Project, 5.875%, 6/01/21 ........................          1,000,000          941,500
       Lancaster Parking Authority Parking Revenue, Guaranteed, Series A, AMBAC
          Insured, 5.00%,
             12/01/32 .................................................................          1,700,000        1,611,651
             12/01/35 .................................................................          2,500,000        2,349,075
       Latrobe IDAR, St. Vincent College Project, 5.70%, 5/01/31 ......................          1,500,000        1,233,945
       Lehigh County General Purpose Authority Revenues, Lehigh Valley Hospital,
       Health Network,
          Series B, FSA Insured, 5.25%, 7/01/19 .......................................          2,750,000        2,874,245


                              Annual Report | 201

Franklin Tax-Free Trust

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                PRINCIPAL AMOUNT        VALUE
------------------------------------------                                                ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
PENNSYLVANIA (CONTINUED)
       Lehigh County General Purpose Hospital Revenue, Lehigh Valley Health,
          Series B, FSA Insured,
          5.00%, 7/01/35 ..............................................................   $     11,250,000   $   10,352,700
       Lower Merion School District GO, 5.00%, 9/01/32 ................................          5,000,000        5,065,550
       Lower Merion Township School District GO, Refunding, 4.375%, 5/15/18 ...........          1,000,000        1,040,960
       Lycoming County Authority College Revenue, Pennsylvania College of
       Technology,
             AMBAC Insured, 5.25%, 5/01/32 ............................................          5,030,000        3,922,595
             Refunding, AMBAC Insured, 5.35%, 7/01/26 .................................          2,400,000        2,287,776
       Mercer County GO, FGIC Insured, 5.00%, 10/01/31 ................................          2,000,000        1,896,260
       Mercer County IDA Water Facilities Revenue, MBIA Insured, 6.00%, 7/01/30 .......          5,000,000        4,591,100
       Monroe County Hospital Authority Revenue, Hospital, Pocono Medical Center,
             5.00%, 1/01/27 ...........................................................          1,000,000          777,150
             5.125%, 1/01/37 ..........................................................          2,000,000        1,446,360
             5.25%, 1/01/43 ...........................................................          2,000,000        1,434,920
       Montgomery County GO, 5.00%, 9/15/22 ...........................................          3,335,000        3,437,151
       Montgomery County Higher Education and Health Authority Revenue, Foulkeways
          at Gwynedd Project, Pre-Refunded, 6.75%,
             11/15/24 .................................................................            400,000          420,720
             11/15/30 .................................................................          1,000,000        1,051,800
       Montgomery County IDA Retirement Community Revenue, ACTS Retirement-Life
          Communities Inc. Obligated Group,
             5.25%, 11/15/28 ..........................................................          5,000,000        3,608,300
             Refunding, Series B, 5.00%, 11/15/22 .....................................          1,000,000          771,690
       Montour School District GO, FSA Insured, 5.00%,
             4/01/32 ..................................................................          5,000,000        4,959,250
             4/01/37 ..................................................................         12,500,000       12,314,000
       Muhlenberg School District GO, Series AA, FGIC Insured, Pre-Refunded,
             6.00%, 9/01/23 ...........................................................          4,000,000        4,303,440
       Norristown Area School District GO, FGIC Insured, Pre-Refunded, 5.00%,
             9/01/27 ..................................................................          5,000,000        5,562,550
       Northampton Borough Municipal Authority Water Revenue, MBIA Insured,
             5.00%, 5/15/34 ...........................................................            445,000          425,327
             Pre-Refunded, 5.00%, 5/15/34 .............................................          1,955,000        2,221,349
       Northampton County General Purpose Authority Hospital Revenue, St. Luke's
          Hospital Project,
          Series A, 5.50%, 8/15/35 ....................................................         10,000,000        8,276,600
       Northampton County General Purpose Authority Revenue, Lafayette College,
          Refunding, 5.00%,
          11/01/34 ....................................................................         20,000,000       19,912,800
       Northeastern York School District GO, Series B, FGIC Insured, 5.00%,
             4/01/30 ..................................................................          1,000,000          994,800
             4/01/31 ..................................................................          2,000,000        1,965,800
       Norwin School District GO,
             FGIC Insured, Pre-Refunded, 6.00%, 4/01/30 ...............................          5,000,000        5,287,750
             FSA Insured, 5.00%, 4/01/37 ..............................................         10,000,000        9,577,900
             FSA Insured, Pre-Refunded, 5.00%, 4/01/35 ................................          3,000,000        3,479,310
             Series A, MBIA Insured, 5.00%, 4/01/30 ...................................          1,000,000          969,550
             Series B, MBIA Insured, Pre-Refunded, 5.00%, 4/01/31 .....................          6,390,000        6,692,950
       Pennsbury School District GO, FGIC Insured, Pre-Refunded, 5.00%, 1/15/22 .......          2,835,000        3,155,298
       Pennsylvania Economic Development Financing Authority Revenue, Lincoln
          University,
          Series A, FGIC Insured, 5.00%, 6/01/33 ......................................          3,325,000        3,078,451
       Pennsylvania HFA, SFMR, Refunding, Series 103C, 5.45%, 10/01/38 ................         10,000,000        9,840,800


                              202 | Annual Report

Franklin Tax-Free Trust

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                PRINCIPAL AMOUNT        VALUE
------------------------------------------                                                ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
PENNSYLVANIA (CONTINUED)
       Pennsylvania HFAR,
             Future Income Growth Securities, SFM, Series 64, 5.25%, 4/01/30 ..........   $      3,050,000     $  2,789,072
             SFM, Refunding, Series 63A, zero cpn., 4/01/30 ...........................         10,885,000        2,655,722
             SFM, Refunding, Series 72A, 5.25%, 4/01/21 ...............................          7,000,000        6,993,490
       Pennsylvania State Higher Educational Facilities Authority College and
          University Revenues,
             Allegheny College, Series B, 6.125%, 11/01/13 ............................             35,000           35,022
             Drexel University, MBIA Insured, 5.75%, 5/01/22 ..........................          3,095,000        3,108,711
             Marywood University Project, MBIA Insured, Pre-Refunded, 5.65%, 6/01/25 ..          2,500,000        2,640,800
       Pennsylvania State Higher Educational Facilities Authority Health Services
          Revenue, Allegheny
          Delaware Valley Obligation Group, Refunding, Series A, MBIA Insured,
          5.875%, 11/15/21 ............................................................         17,000,000       13,341,090
       Pennsylvania State Higher Educational Facilities Authority Revenue,
             Bryn Mawr College, AMBAC Insured, 5.125%, 12/01/29 .......................          1,500,000        1,506,690
             Bryn Mawr College, Refunding, AMBAC Insured, 5.00%, 12/01/37 .............          5,000,000        4,969,400
             Drexel University, Series A, 5.00%, 5/01/20 ..............................          1,485,000        1,509,696
             Drexel University, Series A, 5.20%, 5/01/29 ..............................            750,000          719,213
             Drexel University, Series A, MBIA Insured, 5.00%, 5/01/37 ................         25,525,000       24,019,025
             La Salle University, Series A, 5.00%, 5/01/37 ............................          2,500,000        1,814,375
             Philadelphia University, Refunding, 5.00%, 6/01/30 .......................          2,295,000        1,593,143
             Scranton University, Refunding, Series A, XLCA Insured, 5.00%, 11/01/35 ..          5,000,000        4,659,350
             State System of Higher Education, MBIA Insured, 5.00%, 6/15/37 ...........          7,000,000        6,733,090
             State System of Higher Education, Series R, FSA Insured, 5.00%, 6/15/24 ..          3,140,000        3,144,459
             Temple University, First Series, MBIA Insured, Pre-Refunded, 5.00%,
                7/15/31 ...............................................................          1,500,000        1,647,015
             Temple University, Refunding, MBIA Insured, 5.00%, 4/01/28 ...............          5,000,000        4,945,300
             Temple University, Refunding, MBIA Insured, 5.00%, 4/01/33 ...............         10,000,000        9,515,900
             Trustees University of Pennsylvania, Refunding, Series C, 5.00%,
                7/15/38 ...............................................................          5,000,000        5,002,400
             University of Pennsylvania Health System, Refunding, Series B, 6.00%,
                8/15/26 ...............................................................          5,000,000        5,257,300
             University Sciences Philadelphia, Assured Guaranty, 5.00%, 11/01/32                 5,000,000        4,904,450
             University Sciences Philadelphia, Refunding, Series A, XLCA Insured,
                5.00%,
                11/01/36 ..............................................................          8,315,000        7,354,784
             Widener University, 5.00%, 7/15/31 .......................................            500,000          395,345
             Widener University, 5.00%, 7/15/39 .......................................          5,750,000        4,362,180
       Pennsylvania State Public School Building Authority Community College
          Revenue, Community College Philadelphia Project, 6.00%, 6/15/28 .............          5,000,000        5,202,000
       Pennsylvania State Public School Building Authority Lease Revenue, School
          District of Philadelphia Project,
             FSA Insured, Pre-Refunded, 5.00%, 6/01/33 ................................         15,000,000       16,853,400
             Refunding, Series B, FSA Insured, 5.00%, 6/01/26 .........................          5,000,000        5,070,100
             Refunding, Series B, FSA Insured, 4.75%, 6/01/30 .........................          5,000,000        4,768,000
       Pennsylvania State Public School Building Authority Revenue,
             Career Institute of Technology, FGIC Insured, 5.00%, 11/15/28 ............          1,000,000          945,040
             Central Montgomery County Area, FGIC Insured, 5.00%, 5/15/24 .............          2,500,000        2,534,050
             Lehigh Career and Technical Institution, MBIA Insured, Pre-Refunded,
                5.00%,
                10/01/31 ..............................................................          1,000,000        1,093,390
       Pennsylvania State Turnpike Commission Oil Franchise Tax Revenue, Series B,
          MBIA Insured,
             5.00%, 12/01/24 ..........................................................          1,655,000        1,668,075
             Pre-Refunded, 5.00%, 12/01/31 ............................................          5,000,000        5,651,000
       Pennsylvania State Turnpike Commission Revenue, AMBAC Insured,
          Pre-Refunded, 5.00%,
          7/15/31 .....................................................................         10,000,000       10,967,800


                              Annual Report | 203

Franklin Tax-Free Trust

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                PRINCIPAL AMOUNT        VALUE
------------------------------------------                                                ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
PENNSYLVANIA (CONTINUED)
       Pennsylvania State Turnpike Commission Turnpike Revenue,
          Refunding, Series C, Sub Series C-1, Assured Guaranty, 6.25%, 6/01/38 .......   $      5,000,000   $    5,403,750
          Series A, AMBAC Insured, 5.00%, 12/01/34 ....................................          5,000,000        4,865,500
          Series R, AMBAC Insured, 5.00%, 12/01/26 ....................................          2,000,000        2,022,560
          Series R, AMBAC Insured, 5.00%, 12/01/30 ....................................         11,125,000       11,036,779
          sub. bond, Series A, Assured Guaranty, 5.00%, 6/01/39 .......................         20,000,000       19,905,600
       Pennsylvania State University Revenue, 5.00%, 9/01/35 ..........................          1,000,000          991,290
       Philadelphia Authority for IDR,
          Cultural and Commercial Corridors Program, Series A, FGIC Insured, 5.00%,
             12/01/23 .................................................................          6,205,000        5,684,152
          Cultural and Commercial Corridors Program, Series A, FGIC Insured, 5.00%,
             12/01/25 .................................................................          5,690,000        5,023,075
          Please Touch Museum Project, 5.25%, 9/01/36 .................................          7,210,000        5,109,439
          Series B, AMBAC Insured, 5.25%, 7/01/31 .....................................          2,000,000        1,663,000
       Philadelphia Gas Works Revenue, Twelfth Series B, MBIA Insured, ETM, 7.00%,
          5/15/20 .....................................................................            865,000        1,054,037
       Philadelphia GO, Series B, Assured Guaranty, 7.125%, 7/15/38 ...................         10,000,000       10,587,600
       Philadelphia Hospitals and Higher Education Facilities Authority Hospital
          Revenue, Temple
          University Health System, Refunding, Series A,
             5.50%, 7/01/30 ...........................................................          5,000,000        3,614,300
             5.00%, 7/01/34 ...........................................................          5,000,000        3,253,650
       Philadelphia Housing Authority Capital Fund Program Revenue, Series A, FSA
          Insured, 5.00%,
          12/01/21 ....................................................................          5,000,000        5,137,550
       Philadelphia IDA Lease Revenue, Series B, FSA Insured, Pre-Refunded, 5.125%,
          10/01/26 ....................................................................         12,000,000       13,242,240
       Philadelphia Parking Authority Airport Parking Revenue, FSA Insured, 5.25%,
          9/01/22 .....................................................................          3,250,000        3,191,500
          9/01/29 .....................................................................         13,000,000       11,529,700
       Philadelphia RDAR, Neighborhood Transformation, Series C, FGIC Insured,
          5.00%,
          4/15/31 .....................................................................         14,565,000       11,783,085
       Philadelphia School District GO,
          Series C, MBIA Insured, Pre-Refunded, 5.75%, 3/01/29 ........................          8,000,000        8,388,720
          Series D, FGIC Insured, Pre-Refunded, 5.125%, 6/01/34 .......................          5,000,000        5,717,450
          Series E, 6.00%, 9/01/38 ....................................................          5,000,000        5,057,650
       Philadelphia Water and Wastewater Revenue, Series A,
          FGIC Insured, 5.00%, 11/01/31 ...............................................          2,765,000        2,597,164
          FSA Insured, 5.00%, 7/01/28 .................................................          5,000,000        4,896,550
          FSA Insured, 5.00%, 7/01/29 .................................................         11,645,000       11,283,073
          FSA Insured, 5.00%, 7/01/35 .................................................          4,500,000        4,230,270
       Pine-Richland School District GO, FSA Insured, 5.00%, 7/15/35 ..................            200,000          192,066
       Pittsburgh Public Parking Authority Parking Revenue, AMBAC Insured,
          Pre-Refunded, 6.00%,
          12/01/24 ....................................................................          2,000,000        2,126,400
       Pittsburgh Urban RDA Mortgage Revenue, Series C, GNMA Secured, 5.70%,
          4/01/30 .....................................................................          1,295,000        1,271,573
       Pittsburgh Urban RDA Tax Allocation, Pre-Refunded, 6.10%, 5/01/19 ..............          1,000,000        1,008,890
       Pittsburgh Water and Sewer Authority Revenue, FGIC Insured, ETM, 7.25%,
          9/01/14 .....................................................................            825,000          932,613
       Plum Boro School District GO, FGIC Insured, Pre-Refunded, 5.25%, 9/15/30 .......          8,870,000        9,716,109
       Reading Area Water Authority Water Revenue, FSA Insured, 5.00%, 12/01/27 .......          3,685,000        3,759,548
       Reading GO, FSA Insured, 6.00%, 11/01/28 .......................................          2,000,000        2,040,940
       Reading School District GO, FSA Insured, 5.00%, 1/15/36 ........................         18,500,000       17,862,675


                              204 | Annual Report

Franklin Tax-Free Trust

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                PRINCIPAL AMOUNT       VALUE
------------------------------------------                                                ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
PENNSYLVANIA (CONTINUED)
       Sayre Health Care Facilities Authority Revenue, Guthrie Healthcare System,
          Refunding, Series A, 5.875%, 12/01/31 .......................................   $        555,000   $      497,441
          Series A, Pre-Refunded, 5.875%, 12/01/31 ....................................          1,945,000        2,191,354
       Scranton School District GO,
          Series A, FSA Insured, 5.00%, 7/15/38 .......................................          5,430,000        5,331,228
          Series C, FSA Insured, 5.00%, 7/15/38 .......................................          5,000,000        4,909,050
       Scranton-Lackawanna Health and Welfare Authority Revenue, University of
          Scranton,
          XLCA Insured, 5.00%, 11/01/37 ...............................................          8,125,000        7,507,012
       Seneca Valley School District GO, MBIA Insured, Pre-Refunded, 5.375%,
          1/01/21 .....................................................................          2,000,000        2,214,120
       Snyder County Higher Education Authority University Revenue, Susquehanna
          University Project,
          5.00%, 1/01/38 ..............................................................          4,000,000        3,637,120
       Southcentral General Authority Revenue,
          WellSpan Health Obligated Group, MBIA Insured, ETM, 5.25%, 5/15/31 ........            1,875,000        1,957,838
          WellSpan Health Obligated Group, MBIA Insured, Pre-Refunded, 5.25%, 5/15/31            8,125,000        8,887,450
          WellSpan Health Obligated Group, Refunding, Series A, 6.00%, 6/01/25 ........         10,000,000       10,307,400
          York College of Pennsylvania, Associates, XLCA Insured, 5.00%, 5/01/37 ......          2,090,000        1,933,355
       Southern Lehigh School District GO, Series A, FGIC Insured, Pre-Refunded,
          5.00%,
          9/01/25 .....................................................................          6,900,000        7,721,031
       Southmoreland School District GO, MBIA Insured, 5.00%, 4/01/27 .................          5,025,000        5,071,933
       State Public School Building Authority College Revenue,
          Delaware County Community College Project, FSA Insured, 5.00%, 10/01/32 .....          1,000,000          980,960
          Montgomery County Community College, FSA Insured, 5.00%, 5/01/28 .......... .          1,225,000        1,252,930
          Westmoreland County Community College, FGIC Insured, 5.25%, 10/15/22 ........          2,170,000        2,196,192
       Susquehanna Area Regional Airport Authority Airport System Revenue,
          Refunding, Series A, AMBAC Insured, 5.00%, 1/01/28 ..........................          2,000,000        1,610,300
          Series A, 6.50%, 1/01/38 ....................................................          4,000,000        2,913,880
       Upper St. Clair Township School District GO,
          FSA Insured, Pre-Refunded, 5.00%, 7/15/28 ...................................            465,000          513,509
          Refunding, FSA Insured, 5.00%, 7/15/28 ......................................            535,000          539,911
       Washington County Authority Revenue, Capital Projects and Equipment Program,
          Refunding,
          AMBAC Insured, 6.15%, 12/01/29 ..............................................          1,000,000          945,750
       Washington County GO,
          Refunding, Series A, AMBAC Insured, 5.125%, 9/01/27 .........................          4,295,000        4,354,529
          Series A, AMBAC Insured, Pre-Refunded, 5.125%, 9/01/27 ....................              705,000          791,877
       West Allegheny School District GO, Refunding, Series D, FGIC Insured, 4.75%,
          9/01/19 .....................................................................          2,000,000        2,037,940
          9/01/20 .....................................................................          3,805,000        3,853,628
       West Mifflin Area School District GO, FSA Insured, 5.125%, 4/01/31 .............          1,000,000        1,004,840
   (a) Whitehall Coplay School District GO, Series A, FSA Insured, 5.375%,
          11/15/34 ....................................................................          6,000,000        6,048,720
       Wilkes-Barre Finance Authority Revenue, Wilkes University Project,
          Refunding, 5.00%,
          3/01/37 .....................................................................          4,500,000        2,957,175
       Wyoming Area School District GO, Refunding, Series A, MBIA Insured, 5.00%,
          9/01/26 .....................................................................          5,005,000        5,054,950
                                                                                                             --------------
                                                                                                                902,164,503
                                                                                                             --------------


                              Annual Report | 205

Franklin Tax-Free Trust

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                PRINCIPAL AMOUNT       VALUE
------------------------------------------                                                ----------------   --------------
MUNICIPAL BONDS (CONTINUED)
U.S. TERRITORIES 6.6%
PUERTO RICO 6.2%
       Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
          6.00%, 7/01/44 ..............................................................   $      2,100,000   $    1,881,096
       Puerto Rico Commonwealth GO,
          Public Improvement, Series A, 5.00%, 7/01/29 ................................          4,000,000        3,308,480
          Public Improvement, Series A, 5.00%, 7/01/33 ................................         13,960,000       10,888,800
          Public Improvement, Series A, Pre-Refunded, 5.00%, 7/01/33 ..................         16,040,000       18,166,102
          Series A, 5.00%, 7/01/28 ....................................................          5,000,000        4,124,650
          Series A, 5.25%, 7/01/37 ....................................................         10,000,000        8,154,600
       Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax
          Revenue, 5.00%,
          7/01/37 .....................................................................          7,010,000        5,512,804
       Puerto Rico Electric Power Authority Power Revenue, Series TT, 5.00%,
          7/01/32 .....................................................................          5,100,000        4,257,480
       Puerto Rico PBA Guaranteed Revenue, Government Facilities, Series I,
          5.00%, 7/01/36 ..............................................................          5,950,000        4,679,259
                                                                                                             --------------
                                                                                                                 60,973,271
                                                                                                             --------------
VIRGIN ISLANDS 0.4%
       Virgin Islands PFAR, Gross Receipts Taxes Loan Note, Radian Insured, 5.00%,
          10/01/33 ....................................................................          5,000,000        4,035,850
                                                                                                             --------------
       TOTAL U.S. TERRITORIES .........................................................                          65,009,121
                                                                                                             --------------
       TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS
          (COST $1,003,864,096) .......................................................                         967,173,624
                                                                                                             --------------
SHORT TERM INVESTMENTS (COST $9,350,000) 0.9%
MUNICIPAL BONDS 0.9%
PENNSYLVANIA 0.9%
   (b) Geisinger Authority Health System Revenue, Geisinger Health System,
          Refunding, Series A,
          Daily VRDN and Put, 0.45%, 5/15/35 ..........................................          9,350,000        9,350,000
                                                                                                             --------------
       TOTAL INVESTMENTS (COST $1,013,214,096) 99.1% ..................................                         976,523,624
       OTHER ASSETS, LESS LIABILITIES 0.9% ............................................                           9,360,609
                                                                                                             --------------
       NET ASSETS 100.0% ..............................................................                      $  985,884,233
                                                                                                             ==============

See Abbreviations on page 238.

(a)  Security purchased on a when-issued basis. See Note 1(b).

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                               206 | Annual Report

Franklin Tax-Free Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
February 28, 2009

                                                      FRANKLIN        FRANKLIN       FRANKLIN       FRANKLIN
                                                       ARIZONA        COLORADO      CONNECTICUT      DOUBLE
                                                      TAX-FREE        TAX-FREE       TAX-FREE       TAX-FREE
                                                     INCOME FUND     INCOME FUND    INCOME FUND    INCOME FUND
                                                   --------------   ------------   ------------   ------------
Assets:
   Investments in securities:
      Cost .....................................   $1,052,440,087   $563,781,089   $424,574,910   $577,548,490
                                                   ==============   ============   ============   ============
      Value ....................................   $1,003,797,827   $529,302,825   $403,210,085   $525,503,095
   Cash ........................................        4,265,393          5,018      1,474,519      9,335,143
   Receivables:
      Capital shares sold ......................        1,520,809      1,276,388        596,611      1,249,673
      Interest .................................       11,803,275      7,883,235      4,398,417      5,984,362
   Other assets ................................            2,143          1,132            866          1,104
                                                   --------------   ------------   ------------   ------------
         Total assets ..........................    1,021,389,447    538,468,598    409,680,498    542,073,377
                                                   --------------   ------------   ------------   ------------
Liabilities:
   Payables:
      Investment securities purchased ..........        4,632,693      2,034,120             --             --
      Capital shares redeemed ..................        1,755,544      1,069,708        253,626        651,533
      Affiliates ...............................          524,984        300,084        242,277        310,675
      Distributions to shareholders ............        1,035,508        545,692        235,317        551,977
   Accrued expenses and other liabilities ......          105,823         80,898         63,137         83,497
                                                   --------------   ------------   ------------   ------------
         Total liabilities .....................        8,054,552      4,030,502        794,357      1,597,682
                                                   --------------   ------------   ------------   ------------
            Net assets, at value ...............   $1,013,334,895   $534,438,096   $408,886,141   $540,475,695
                                                   ==============   ============   ============   ============
Net assets consist of:
   Paid-in capital .............................   $1,078,362,275   $574,548,070   $433,238,900   $595,059,920
   Undistributed net investment income
      (distributions in excess of net
      investment income) .......................          346,303        (40,520)       142,501         86,948
   Net unrealized appreciation (depreciation) ..      (48,642,260)   (34,478,264)   (21,364,825)   (52,045,395)
   Accumulated net realized gain (loss) ........      (16,731,423)    (5,591,190)    (3,130,435)    (2,625,778)
                                                   --------------   ------------   ------------   ------------
            Net assets, at value ...............   $1,013,334,895   $534,438,096   $408,886,141   $540,475,695
                                                   ==============   ============   ============   ============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 207

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
February 28, 2009

                                                     FRANKLIN       FRANKLIN       FRANKLIN       FRANKLIN
                                                      ARIZONA       COLORADO      CONNECTICUT      DOUBLE
                                                     TAX-FREE       TAX-FREE       TAX-FREE       TAX-FREE
                                                    INCOME FUND    INCOME FUND    INCOME FUND    INCOME FUND
                                                   ------------   ------------   ------------   ------------
CLASS A:
   Net assets, at value ........................   $920,248,416   $465,135,803   $338,345,149   $468,062,434
                                                   ------------   ------------   ------------   ------------
   Shares outstanding ..........................     90,413,061     43,111,394     33,232,445     44,395,956
                                                   ------------   ------------   ------------   ------------
   Net asset value per share(a) ................   $      10.18   $      10.79   $      10.18   $      10.54
                                                   ------------   ------------   ------------   ------------
   Maximum offering price per share (net asset
      value per share / 95.75%) ................   $      10.63   $      11.27   $      10.63   $      11.01
                                                   ------------   ------------   ------------   ------------
CLASS B:
   Net assets, at value ........................   $ 14,276,416             --             --             --
                                                   ------------   ------------   ------------   ------------
   Shares outstanding ..........................      1,394,289             --             --             --
                                                   ------------   ------------   ------------   ------------
   Net asset value and maximum offering price
      per share(a) .............................   $      10.24             --             --             --
                                                   ------------   ------------   ------------   ------------
CLASS C:
   Net assets, at value ........................   $ 78,805,280   $ 69,302,293   $ 70,540,992   $ 72,413,261
                                                   ------------   ------------   ------------   ------------
   Shares outstanding ..........................      7,655,689      6,371,352      6,890,259      6,842,997
                                                   ------------   ------------   ------------   ------------
   Net asset value and maximum offering price
      per share(a) .............................   $      10.29   $      10.88   $      10.24   $      10.58
                                                   ------------   ------------   ------------   ------------
ADVISOR CLASS:
   Net assets, at value ........................   $      4,783             --             --             --
                                                   ------------   ------------   ------------   ------------
   Shares outstanding ..........................            470             --             --             --
                                                   ------------   ------------   ------------   ------------
   Net asset value and maximum offering price
      per share ................................   $      10.18             --             --             --
                                                   ------------   ------------   ------------   ------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               208 | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
February 28, 2009


                                                    FRANKLIN FEDERAL   FRANKLIN FEDERAL      FRANKLIN         FRANKLIN
                                                   INTERMEDIATE-TERM     LIMITED-TERM       HIGH YIELD       NEW JERSEY
                                                       TAX-FREE            TAX-FREE          TAX-FREE         TAX-FREE
                                                      INCOME FUND         INCOME FUND       INCOME FUND      INCOME FUND
                                                   -----------------   ----------------   --------------   --------------
Assets:
   Investments in securities:
      Cost .....................................     $969,392,357        $178,147,670     $5,920,079,422   $1,385,814,408
                                                     ============        ============     ==============   ==============
      Value ....................................     $961,762,758        $180,167,454     $5,084,477,831   $1,341,167,764
   Cash ........................................            5,430              56,374          1,179,148           31,732
   Receivables:
      Investment securities sold ...............               --           4,110,762                 --               --
      Capital shares sold ......................       10,094,538           1,859,047         12,972,846        3,241,101
      Interest .................................       11,470,852           1,692,415         95,761,846       14,897,140
   Other assets ................................            2,007                 386             10,570            2,851
                                                     ------------        ------------     --------------   --------------
         Total assets ..........................      983,335,585         187,886,438      5,194,402,241    1,359,340,588
                                                     ------------        ------------     --------------   --------------
Liabilities:
   Payables:
      Investment securities purchased ..........        7,946,263                  --                 --               --
      Capital shares redeemed ..................        3,316,911           2,820,944          9,027,636        1,449,066
      Affiliates ...............................          519,246              38,138          2,793,934          767,341
      Distributions to shareholders ............          820,245              90,411          4,362,477          776,685
   Accrued expenses and other liabilities ......          151,748              50,328            897,367          161,532
                                                     ------------        ------------     --------------   --------------
         Total liabilities .....................       12,754,413           2,999,821         17,081,414        3,154,624
                                                     ------------        ------------     --------------   --------------
            Net assets, at value ...............     $970,581,172        $184,886,617     $5,177,320,827   $1,356,185,964
                                                     ============        ============     ==============   ==============
Net assets consist of:
   Paid-in capital .............................     $989,331,590        $183,400,824     $6,412,706,640   $1,402,742,609
   Undistributed net investment income
      (distributions in excess of net investment
      income) ..................................          (48,901)            142,853         14,467,950          956,429
Net unrealized appreciation (depreciation) .....       (7,629,599)          2,019,784       (835,601,591)     (44,646,644)
Accumulated net realized gain (loss) ...........      (11,071,918)           (676,844)      (414,252,172)      (2,866,430)
                                                     ------------        ------------     --------------   --------------
            Net assets, at value ...............     $970,581,172        $184,886,617     $5,177,320,827   $1,356,185,964
                                                     ============        ============     ==============   ==============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 209

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
February 28, 2009

                                                   FRANKLIN       FRANKLIN
                                                   FEDERAL         FEDERAL        FRANKLIN         FRANKLIN
                                                INTERMEDIATE-   LIMITED-TERM     HIGH YIELD       NEW JERSEY
                                                TERM TAX-FREE     TAX-FREE        TAX-FREE         TAX-FREE
                                                 INCOME FUND     INCOME FUND     INCOME FUND      INCOME FUND
                                                -------------   ------------   --------------   --------------
CLASS A:
   Net assets, at value .....................    $873,648,260   $184,886,617   $4,255,784,327   $1,100,142,210
                                                 ------------   ------------   --------------   --------------
   Shares outstanding .......................      79,486,951     18,283,129      486,235,925       97,411,741
                                                 ------------   ------------   --------------   --------------
   Net asset value per share(a) .............    $      10.99   $      10.11   $         8.75   $        11.29
                                                 ------------   ------------   --------------   --------------
   Maximum offering price per share (net
      asset value per share / 97.75%, 97.75%,
      95.75% and 95.75%, respectively) ......    $      11.24   $      10.34   $         9.14   $        11.79
                                                 ------------   ------------   --------------   --------------
CLASS B:
   Net assets, at value .....................              --             --   $   87,208,304   $   47,329,239
                                                 ------------   ------------   --------------   --------------
   Shares outstanding .......................              --             --        9,893,349        4,166,084
                                                 ------------   ------------   --------------   --------------
   Net asset value and maximum offering price
      per share(a) ..........................              --             --   $         8.81   $        11.36
                                                 ------------   ------------   --------------   --------------
CLASS C:
   Net assets, at value .....................    $ 91,163,726             --   $  663,766,044   $  207,944,764
                                                 ------------   ------------   --------------   --------------
   Shares outstanding .......................       8,278,730             --       74,913,716       18,249,027
                                                 ------------   ------------   --------------   --------------
   Net asset value and maximum offering price
      per share(a) ..........................    $      11.01             --   $         8.86   $        11.39
                                                 ------------   ------------   --------------   --------------
ADVISOR CLASS:
   Net assets, at value .....................    $  5,769,186             --   $  170,562,152   $      769,751
                                                 ------------   ------------   --------------   --------------
   Shares outstanding .......................         524,389             --       19,443,078           68,153
                                                 ------------   ------------   --------------   --------------
   Net asset value and maximum offering price
      per share .............................    $      11.00             --   $         8.77   $        11.29
                                                 ------------   ------------   --------------   --------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                              210 | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
February 28, 2009

                                                                       Franklin        Franklin
                                                                        Oregon       Pennsylvania
                                                                       Tax-Free        Tax-Free
                                                                     Income Fund     Income Fund
                                                                    ------------   --------------
Assets:
   Investments in securities:
      Cost ......................................................   $901,424,403   $1,013,214,096
                                                                    ============   ==============
      Value .....................................................   $884,167,772   $  976,523,624
   Cash .........................................................     18,591,523          186,040
   Receivables:
      Capital shares sold .......................................      3,314,552        3,113,212
      Interest ..................................................     10,141,990       15,243,227
   Other assets .................................................          1,915            2,048
                                                                    ------------   --------------
         Total assets ...........................................    916,217,752      995,068,151
                                                                    ------------   --------------
Liabilities:
   Payables:
      Investment securities purchased ...........................      2,501,720        5,912,089
      Capital shares redeemed ...................................      1,888,464        1,625,773
      Affiliates ................................................        495,333          559,200
      Distributions to shareholders .............................        532,654          951,505
   Accrued expenses and other liabilities .......................        106,071          135,351
                                                                    ------------   --------------
         Total liabilities ......................................      5,524,242        9,183,918
                                                                    ------------   --------------
            Net assets, at value ................................   $910,693,510   $  985,884,233
                                                                    ============   ==============
Net assets consist of:
   Paid-in capital ..............................................   $929,789,588   $1,028,275,725
   Undistributed net investment income ..........................      2,209,538          616,324
   Net unrealized appreciation (depreciation) ...................    (17,256,631)     (36,690,472)
   Accumulated net realized gain (loss) .........................     (4,048,985)      (6,317,344)
                                                                    ------------   --------------
            Net assets, at value ................................   $910,693,510   $  985,884,233
                                                                    ============   ==============
CLASS A:
   Net assets, at value .........................................   $787,594,609   $  820,226,764
                                                                    ============   ==============
   Shares outstanding ...........................................     70,285,099       85,035,519
                                                                    ============   ==============
   Net asset value per share(a) .................................   $      11.21   $         9.65
                                                                    ============   ==============
   Maximum offering price per share (net asset value
      per share / 95.75%) .......................................   $      11.71   $        10.08
                                                                    ============   ==============
CLASS B:
   Net assets, at value .........................................             --   $   30,177,206
                                                                    ============   ==============
   Shares outstanding ...........................................             --        3,117,727
                                                                    ============   ==============
   Net asset value and maximum offering price per share(a) ......             --   $         9.68
                                                                    ============   ==============
CLASS C:
   Net assets, at value .........................................   $123,098,901   $  135,480,263
                                                                    ============   ==============
   Shares outstanding ...........................................     10,868,636       13,925,535
                                                                    ============   ==============
   Net asset value and maximum offering price per share(a) ......   $      11.33   $         9.73
                                                                    ============   ==============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 211

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS
for the year ended February 28, 2009

                                                    FRANKLIN       FRANKLIN       FRANKLIN       FRANKLIN
                                                     ARIZONA       COLORADO      CONNECTICUT      DOUBLE
                                                    TAX-FREE       TAX-FREE       TAX-FREE       TAX-FREE
                                                   INCOME FUND    INCOME FUND    INCOME FUND    INCOME FUND
                                                  ------------   ------------   ------------   ------------
Investment income:
   Interest ...................................   $ 54,031,820   $ 28,204,733   $ 20,541,518   $ 29,270,581
                                                  ------------   ------------   ------------   ------------
Expenses:
   Management fees (Note 3a) ..................      4,895,096      2,651,898      2,076,665      2,752,341
   Distribution fees: (Note 3c)
      Class A .................................        941,519        467,834        332,866        482,761
      Class B .................................        106,786             --             --             --
      Class C .................................        480,852        424,591        424,051        475,386
   Transfer agent fees (Note 3e) ..............        302,999        219,095        146,607        277,705
   Custodian fees .............................         15,296          8,017          6,017          8,190
   Reports to shareholders ....................         51,682         38,302         26,144         48,843
   Registration and filing fees ...............         35,706         15,667         12,645         57,743
   Professional fees ..........................         41,277         30,782         27,874         29,906
   Trustees' fees and expenses ................          8,722          4,479          3,374          4,701
   Other ......................................         58,900         41,385         41,577         41,694
                                                  ------------   ------------   ------------   ------------
         Total expenses .......................      6,938,835      3,902,050      3,097,820      4,179,270
                                                  ------------   ------------   ------------   ------------
            Net investment income .............     47,092,985     24,302,683     17,443,698     25,091,311
                                                  ------------   ------------   ------------   ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from
      investments .............................      5,104,625       (476,720)       256,393       (514,867)
   Net change in unrealized appreciation
      (depreciation) on investments ...........    (23,832,562)   (19,209,407)   (11,406,182)   (32,138,084)
                                                  ------------   ------------   ------------   ------------
Net realized and unrealized gain
(loss) ........................................    (18,727,937)   (19,686,127)   (11,149,789)   (32,652,951)
                                                  ------------   ------------   ------------   ------------
Net increase (decrease) in net assets
resulting from operations .....................   $ 28,365,048   $  4,616,556   $  6,293,909   $ (7,561,640)
                                                  ============   ============   ============   ============

   The accompanying notes are an integral part of these financial statements.


                               212 | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS (CONTINUED)
for the year ended February 28, 2009

                                                     FRANKLIN       FRANKLIN
                                                     FEDERAL         FEDERAL        FRANKLIN       FRANKLIN
                                                  INTERMEDIATE-   LIMITED-TERM     HIGH YIELD     NEW JERSEY
                                                  TERM TAX-FREE     TAX-FREE        TAX-FREE       TAX-FREE
                                                   INCOME FUND     INCOME FUND    INCOME FUND     INCOME FUND
                                                  -------------   ------------   -------------   ------------
Investment income:
   Interest ...................................    $38,704,816     $3,175,154    $ 360,324,717   $ 69,194,635
                                                   -----------     ----------    -------------   ------------
Expenses:
   Management fees (Note 3a) ..................      4,082,482        477,845       25,413,217      6,421,010
   Administrative fees (Note 3b) ..............             --        195,235               --             --
   Distribution fees: (Note 3c)
      Class A .................................        769,893        143,273        4,501,568      1,118,264
      Class B .................................             --             --          746,987        359,326
      Class C .................................        363,216             --        4,589,725      1,271,370
   Transfer agent fees (Note 3e) ..............        478,960         31,235        2,714,111        550,208
   Custodian fees .............................         12,825          1,597           81,888         20,631
   Reports to shareholders ....................         85,265          8,443          406,103         92,087
   Registration and filing fees ...............        123,226         52,514          218,036         36,440
   Professional fees ..........................         38,091         32,466          176,180         45,932
   Trustees' fees and expenses ................          6,888            749           48,196         11,554
   Other ......................................         70,608         65,632          592,131         84,291
                                                   -----------     ----------    -------------   ------------
         Total expenses .......................      6,031,454      1,008,989       39,488,142     10,011,113
         Expenses waived/paid by affiliates
            (Note 3f) .........................             --       (487,059)              --             --
                                                   -----------     ----------    -------------   ------------
            Net expenses ......................      6,031,454        521,930       39,488,142     10,011,113
                                                   -----------     ----------    -------------   ------------
               Net investment income ..........     32,673,362      2,653,224      320,836,575     59,183,522
                                                   -----------     ----------    -------------   ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments ..     (5,898,016)         1,360      (60,042,484)    (1,555,323)
   Net change in unrealized appreciation
      (depreciation) on investments ...........        853,246      2,228,049     (704,879,658)   (27,966,668)
                                                   -----------     ----------    -------------   ------------
Net realized and unrealized gain (loss) .......     (5,044,770)     2,229,409     (764,922,142)   (29,521,991)
                                                   -----------     ----------    -------------   ------------
Net increase (decrease) in net assets resulting
   from operations ............................    $27,628,592     $4,882,633    $(444,085,567)  $ 29,661,531
                                                   ===========     ==========    =============   ============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 213

Franklin Tax-Free Trust

STATEMENTS OF OPERATIONS (CONTINUED)
for the year ended February 28, 2009

                                                     FRANKLIN       FRANKLIN
                                                      OREGON      PENNSYLVANIA
                                                     TAX-FREE       TAX-FREE
                                                    INCOME FUND    INCOME FUND
                                                   ------------   ------------
Investment income:
   Interest ....................................   $ 44,228,069   $ 49,850,794
                                                   ------------   ------------
Expenses:
   Management fees (Note 3a) ...................      4,216,252      4,584,567
   Distribution fees: (Note 3c)
      Class A ..................................        766,411        778,998
      Class B ..................................             --        221,413
      Class C ..................................        722,799        812,293
   Transfer agent fees (Note 3e) ...............        299,692        475,430
   Custodian fees ..............................         13,158         14,417
   Reports to shareholders .....................         52,626         73,564
   Registration and filing fees ................         15,865         20,439
   Professional fees ...........................         39,731         40,409
   Trustees' fees and expenses .................          7,337          8,066
   Other .......................................         68,801         72,716
                                                   ------------   ------------
         Total expenses ........................      6,202,672      7,102,312
                                                   ------------   ------------
            Net investment income ..............     38,025,397     42,748,482
                                                   ------------   ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments ...      2,267,270       (192,563)
   Net change in unrealized appreciation
      (depreciation) on investments ............    (10,042,779)   (21,524,495)
                                                   ------------   ------------
Net realized and unrealized gain (loss) ........     (7,775,509)   (21,717,058)
                                                   ------------   ------------
Net increase (decrease) in net assets resulting
   from operations .............................   $ 30,249,888   $ 21,031,424
                                                   ============   ============

   The accompanying notes are an integral part of these financial statements.


                              214 | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                            FRANKLIN ARIZONA               FRANKLIN COLORADO
                                                          TAX-FREE INCOME FUND            TAX-FREE INCOME FUND
                                                        YEAR ENDED FEBRUARY 28,         YEAR ENDED FEBRUARY 28,
                                                    -------------------------------   ---------------------------
                                                          2009           2008(a)          2009          2008(a)
                                                    --------------   --------------   ------------   ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .....................   $   47,092,985   $   43,894,585   $ 24,302,683   $ 20,910,430
      Net realized gain (loss) from investments..        5,104,625        1,596,150       (476,720)       168,730
      Net change in unrealized appreciation
         (depreciation) on investments ..........      (23,832,562)     (82,873,545)   (19,209,407)   (42,674,984)
                                                    --------------   --------------   ------------   ------------
            Net increase (decrease) in net assets
               resulting from operations ........       28,365,048      (37,382,810)     4,616,556    (21,595,824)
                                                    --------------   --------------   ------------   ------------
   Distributions to shareholders from:
      Net investment income:
         Class A ................................      (42,645,873)     (41,226,722)   (21,514,143)   (18,762,346)
         Class B ................................         (645,470)        (721,813)            --             --
         Class C ................................       (2,907,445)      (2,337,570)    (2,616,170)    (1,975,690)
         Advisor Class ..........................             (148)              --             --             --
                                                    --------------   --------------   ------------   ------------
   Total distributions to shareholders ..........      (46,198,936)     (44,286,105)   (24,130,313)   (20,738,036)
                                                    --------------   --------------   ------------   ------------
   Capital share transactions: (Note 2)
         Class A ................................       22,129,364       60,653,009     37,449,907     55,622,490
         Class B ................................       (3,377,558)      (1,728,316)            --             --
         Class C ................................       15,704,782       11,159,964     15,881,168      9,911,611
         Advisor Class ..........................            5,000               --             --             --
                                                    --------------   --------------   ------------   ------------
   Total capital share transactions .............       34,461,588       70,084,657     53,331,075     65,534,101
                                                    --------------   --------------   ------------   ------------
   Redemption fees ..............................            1,058            3,235             71            108
                                                    --------------   --------------   ------------   ------------
            Net increase (decrease) in net
               assets ...........................       16,628,758      (11,581,023)    33,817,389     23,200,349
   Net assets:
      Beginning of year .........................      996,706,137    1,008,287,160    500,620,707    477,420,358
                                                    --------------   --------------   ------------   ------------
      End of year ...............................   $1,013,334,895   $  996,706,137   $534,438,096   $500,620,707
                                                    ==============   ==============   ============   ============
   Undistributed net investment income
      (distributions in excess of net
      investment income) included in net assets:
      End of year ...............................   $      346,303   $     (544,290)  $    (40,520)  $   (213,171)
                                                    ==============   ==============   ============   ============

(a)  For the year ended February 29.

   The accompanying notes are an integral part of these financial statements.


                              Annual Report | 215

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                       FRANKLIN CONNECTICUT            FRANKLIN DOUBLE
                                                       TAX-FREE INCOME FUND          TAX-FREE INCOME FUND
                                                     YEAR ENDED FEBRUARY 28,       YEAR ENDED FEBRUARY 28,
                                                   ---------------------------   ---------------------------
                                                       2009          2008(a)         2009          2008(a)
                                                   ------------   ------------   ------------   ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ....................   $ 17,443,698   $ 15,190,520   $ 25,091,311   $ 21,548,060
      Net realized gain (loss) from investments         256,393         95,770       (514,867)    (1,152,627)
      Net change in unrealized appreciation
         (depreciation) on investments .........    (11,406,182)   (25,882,364)   (32,138,084)   (43,332,175)
                                                   ------------   ------------   ------------   ------------
         Net increase (decrease) in net assets
            resulting from operations ..........      6,293,909    (10,596,074)    (7,561,640)   (22,936,742)
                                                   ------------   ------------   ------------   ------------
   Distributions to shareholders from:
      Net investment income:
         Class A ...............................    (14,619,347)   (13,244,839)   (21,851,064)   (19,216,814)
         Class C ...............................     (2,439,850)    (1,981,566)    (2,889,132)    (2,343,586)
                                                   ------------   ------------   ------------   ------------
   Total distributions to shareholders .........    (17,059,197)   (15,226,405)   (24,740,196)   (21,560,400)
                                                   ------------   ------------   ------------   ------------
   Capital share transactions: (Note 2)
      Class A ..................................     31,280,348     32,628,406     33,331,759     72,989,889
      Class C ..................................     17,336,628      6,344,477      9,945,890     13,745,139
                                                   ------------   ------------   ------------   ------------
   Total capital share transactions ............     48,616,976     38,972,883     43,277,649     86,735,028
                                                   ------------   ------------   ------------   ------------
   Redemption fees .............................            905          2,135              2            432
                                                   ------------   ------------   ------------   ------------
         Net increase (decrease) in net
            assets .............................     37,852,593     13,152,539     10,975,815     42,238,318
   Net assets:
      Beginning of year ........................    371,033,548    357,881,009    529,499,880    487,261,562
                                                   ------------   ------------   ------------   ------------
      End of year ..............................   $408,886,141   $371,033,548   $540,475,695   $529,499,880
                                                   ============   ============   ============   ============
   Undistributed net investment income
      (distributions in excess of net investment
      income) included in net assets:
      End of year ..............................   $    142,501   $   (226,283)  $     86,948   $   (243,881)
                                                   ============   ============   ============   ============

(a)  For the year ended February 29.

   The accompanying notes are an integral part of these financial statements.


                              216 | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                         FRANKLIN FEDERAL             FRANKLIN FEDERAL
                                                         INTERMEDIATE-TERM               LIMITED-TERM
                                                        TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                                      YEAR ENDED FEBRUARY 28,       YEAR ENDED FEBRUARY 28,
                                                    ---------------------------   --------------------------
                                                        2009          2008(a)         2009         2008(a)
                                                    ------------   ------------   ------------   -----------
Increase (decrease) in net assets:
   Operations:
      Net investment income .....................   $ 32,673,362   $ 24,865,467   $  2,653,224   $   812,853
      Net realized gain (loss) from investments..     (5,898,016)    (1,463,582)         1,360         6,997
      Net change in unrealized appreciation
         (depreciation) on investments ..........        853,246    (25,535,275)     2,228,049        15,741
                                                    ------------   ------------   ------------   -----------
         Net increase (decrease) in net assets
         resulting from operations ..............     27,628,592     (2,133,390)     4,882,633       835,591
                                                    ------------   ------------   ------------   -----------
   Distributions to shareholders from:
      Net investment income:
         Class A ................................    (30,459,619)   (24,178,554)    (2,560,784)     (848,587)
         Class C ................................     (1,859,248)      (929,706)            --            --
         Advisor Class ..........................        (15,691)            --             --            --
                                                    ------------   ------------   ------------   -----------
   Total distributions to shareholders ..........    (32,334,558)   (25,108,260)    (2,560,784)     (848,587)
                                                    ------------   ------------   ------------   -----------
   Capital share transactions: (Note 2)
      Class A ...................................    178,559,999    114,449,992    138,650,302    25,243,504
      Class C ...................................     56,328,454      7,574,428             --            --
      Advisor Class .............................      5,798,352             --             --            --
                                                    ------------   ------------   ------------   -----------
   Total capital share transactions .............    240,686,805    122,024,420    138,650,302    25,243,504
                                                    ------------   ------------   ------------   -----------
   Redemption fees ..............................          4,722         11,727            195         1,188
                                                    ------------   ------------   ------------   -----------
         Net increase (decrease) in net
            assets ..............................    235,985,561     94,794,497    140,972,346    25,231,696
Net assets:
   Beginning of year ............................    734,595,611    639,801,114     43,914,271    18,682,575
                                                    ------------   ------------   ------------   -----------
   End of year ..................................   $970,581,172   $734,595,611   $184,886,617   $43,914,271
                                                    ============   ============   ============   ===========
Undistributed net investment income
   (distributions in excess of net investment
   income) included in net assets:
   End of year ..................................   $    (48,901)  $   (381,164)  $    142,853   $    14,365
                                                    ============   ============   ============   ===========

(a)  For the year ended February 29.

   The accompanying notes are an integral part of these financial statements.


                              Annual Report | 217

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                             FRANKLIN HIGH YIELD               FRANKLIN NEW JERSEY
                                                            TAX-FREE INCOME FUND              TAX-FREE INCOME FUND
                                                           YEAR ENDED FEBRUARY 28,           YEAR ENDED FEBRUARY 28,
                                                      -------------------------------   -------------------------------
                                                           2009            2008(a)            2009            2008(a)
                                                      --------------   --------------   --------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .......................   $  320,836,575   $  302,240,275   $   59,183,522   $   53,319,442
      Net realized gain (loss) from
         investments ..............................      (60,042,484)     (65,781,744)      (1,555,323)         585,689
      Net change in unrealized appreciation
         (depreciation) on investments ............     (704,879,658)    (549,544,067)     (27,966,668)     (85,633,954)
                                                      --------------   --------------   --------------   --------------
         Net increase (decrease) in net assets
            resulting from operations .............     (444,085,567)    (313,085,536)      29,661,531      (31,728,823)
                                                      --------------   --------------   --------------   --------------
   Distributions to shareholders from:
      Net investment income:
         Class A ..................................     (265,600,315)    (253,354,831)     (48,093,024)     (44,993,101)
         Class B ..................................       (5,867,253)      (7,712,274)      (2,065,841)      (2,418,675)
         Class C ..................................      (36,047,885)     (32,097,488)      (7,248,870)      (6,021,906)
         Advisor Class ............................       (9,414,085)      (4,961,732)         (26,899)              --
                                                      --------------   --------------   --------------   --------------
   Total distributions to shareholders ............     (316,929,538)    (298,126,325)     (57,434,634)     (53,433,682)
                                                      --------------   --------------   --------------   --------------
   Capital share transactions: (Note 2)
         Class A ..................................       96,370,949      (34,911,873)      41,516,354      144,596,476
         Class B ..................................      (38,213,935)     (58,694,299)     (12,231,096)      (7,663,204)
         Class C ..................................       62,822,395        9,046,334       45,319,925       19,023,864
         Advisor Class ............................       51,724,633      102,101,660          833,205               --
                                                      --------------   --------------   --------------   --------------
   Total capital share transactions ...............      172,704,042       17,541,822       75,438,388      155,957,136
                                                      --------------   --------------   --------------   --------------
   Redemption fees ................................            6,664           20,713            2,210           18,285
                                                      --------------   --------------   --------------   --------------
         Net increase (decrease) in net assets ....     (588,304,399)    (593,649,326)      47,667,495       70,812,916
Net assets:
   Beginning of year ..............................    5,765,625,226    6,359,274,552    1,308,518,469    1,237,705,553
                                                      --------------   --------------   --------------   --------------
   End of year ....................................   $5,177,320,827   $5,765,625,226   $1,356,185,964   $1,308,518,469
                                                      ==============   ==============   ==============   ==============
Undistributed net investment income
   (distributions in excess of net
      investment income) included in net assets:
   End of year ....................................   $   14,467,950   $   10,520,494   $      956,429   $     (783,499)
                                                      ==============   ==============   ==============   ==============

(a)  For the year ended February 29.

   The accompanying notes are an integral part of these financial statements.


                              218 | Annual Report

Franklin Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                            FRANKLIN OREGON           FRANKLIN PENNSYLVANIA
                                                          TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                                        YEAR ENDED FEBRUARY 28,      YEAR ENDED FEBRUARY 28,
                                                     ---------------------------   ---------------------------
                                                         2009          2008(a)         2009          2008(a)
                                                     ------------   ------------   ------------   ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ......................   $ 38,025,397   $ 33,232,275   $ 42,748,482   $ 37,896,936
      Net realized gain (loss) from investments ..      2,267,270     (1,037,084)      (192,563)     2,020,609
      Net change in unrealized appreciation
         (depreciation) on investments ...........    (10,042,779)   (47,614,903)   (21,524,495)   (61,479,260)
                                                     ------------   ------------   ------------   ------------
         Net increase (decrease) in net assets
            resulting from operations ............     30,249,888    (15,419,712)    21,031,424    (21,561,715)
                                                     ------------   ------------   ------------   ------------
   Distributions to shareholders from:
      Net investment income:
         Class A .................................    (32,925,838)   (29,363,730)   (35,456,429)   (32,486,231)
         Class B .................................             --             --     (1,313,880)    (1,502,874)
         Class C .................................     (4,109,955)    (3,328,278)    (4,778,492)    (3,775,781)
                                                     ------------   ------------   ------------   ------------
   Total distributions to shareholders ...........    (37,035,793)   (32,692,008)   (41,548,801)   (37,764,886)
                                                     ------------   ------------   ------------   ------------
   Capital share transactions: (Note 2)
         Class A .................................     73,767,265     75,212,282     66,846,896     72,804,990
         Class B .................................             --             --     (6,521,436)    (4,030,087)
         Class C .................................     27,262,962     10,709,229     31,286,715     13,664,921
                                                     ------------   ------------   ------------   ------------
   Total capital share transactions ..............    101,030,227     85,921,511     91,612,175     82,439,824
                                                     ------------   ------------   ------------   ------------
   Redemption fees ...............................          1,026          3,271            501          4,771
                                                     ------------   ------------   ------------   ------------
         Net increase (decrease) in net assets ...     94,245,348     37,813,062     71,095,299     23,117,994
Net assets:
   Beginning of year .............................    816,448,162    778,635,100    914,788,934    891,670,940
                                                     ------------   ------------   ------------   ------------
   End of year ...................................   $910,693,510   $816,448,162   $985,884,233   $914,788,934
                                                     ============   ============   ============   ============
Undistributed net investment income
   (distributions in excess of net investment
   income) included in net assets:
   End of year ...................................   $  2,209,538   $  1,220,279   $    616,324   $   (580,859)
                                                     ============   ============   ============   ============

(a)  For the year ended February 29.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 219

Franklin Tax-Free Trust

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-four separate funds, ten of which are included in this report (Funds). The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Effective July 1, 2008, the Franklin Arizona Tax-Free Income Fund and the Franklin New Jersey Tax-Free Income Fund began offering a new class of shares, Advisor Class. Effective December 1, 2008, the Franklin Federal Intermediate-Term Tax-Free Income Fund began offering a new class of shares, Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A
Franklin Federal Limited-Term Tax-Free Income Fund

CLASS A & CLASS C
Franklin Colorado Tax-Free Income Fund
Franklin Connecticut Tax-Free Income Fund
Franklin Double Tax-Free Income Fund
Franklin Oregon Tax-Free Income Fund

CLASS A, CLASS B & CLASS C
Franklin Pennsylvania Tax-Free Income Fund

CLASS A, CLASS C & ADVISOR CLASS
Franklin Federal Intermediate-Term Tax-Free Income Fund

CLASS A, CLASS B, CLASS C & ADVISOR CLASS
Franklin Arizona Tax-Free Income Fund
Franklin High Yield Tax-Free Income Fund
Franklin New Jersey Tax-Free Income Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the


                              220 | Annual Report

Franklin Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. SECURITIES PURCHASED ON A WHEN-ISSUED AND DELAYED DELIVERY BASIS

The Funds may purchase securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

C. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.

The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of February 28, 2009, and have determined that no provision for income tax is required in the Funds' financial statements.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.


                               Annual Report | 221

Franklin Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

E. INSURANCE

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, there is a risk that in the event of an issuer default, the insurer may not be able to fulfill its obligations under the terms of the policy.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the Funds and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                               222 | Annual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST

At February 28, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

                                                               FRANKLIN ARIZONA              FRANKLIN COLORADO
                                                             TAX-FREE INCOME FUND           TAX-FREE INCOME FUND
                                                        -----------------------------   ---------------------------
                                                           SHARES          AMOUNT          SHARES         AMOUNT
                                                        -----------   ---------------   -----------   -------------
CLASS A SHARES:
Year ended February 28, 2009
   Shares sold ......................................    17,238,832   $   179,568,520    11,044,781   $ 123,137,478
   Shares issued in reinvestment of distributions ...     2,367,049        24,288,648     1,178,442      13,011,390
   Shares redeemed ..................................   (17,953,631)     (181,727,804)   (9,027,007)    (98,698,961)
                                                        -----------   ---------------   -----------   -------------
   Net increase (decrease) ..........................     1,652,250   $    22,129,364     3,196,216   $  37,449,907
                                                        ===========   ===============   ===========   =============
Year ended February 29, 2008
   Shares sold ......................................    16,249,411   $   177,756,709     8,421,827   $  99,998,830
   Shares issued in reinvestment of distributions ...     2,063,970        22,538,873       917,420      10,876,440
   Shares redeemed ..................................   (12,817,463)     (139,642,573)   (4,661,778)    (55,252,780)
                                                        -----------   ---------------   -----------   -------------
   Net increase (decrease) ..........................     5,495,918   $    60,653,009     4,677,469   $  55,622,490
                                                        ===========   ===============   ===========   =============
CLASS B SHARES:
Year ended February 28, 2009
   Shares sold ......................................        26,738   $       274,783
   Shares issued in reinvestment of distributions ...        39,754           411,280
   Shares redeemed ..................................      (395,158)       (4,063,621)
                                                        -----------   ---------------
   Net increase (decrease) ..........................      (328,666)  $    (3,377,558)
                                                        ===========   ===============
Year ended February 29, 2008
   Shares sold ......................................       110,231   $     1,185,921
   Shares issued in reinvestment of distributions ...        38,372           421,666
   Shares redeemed ..................................      (302,851)       (3,335,903)
                                                        -----------   ---------------
   Net increase (decrease) ..........................      (154,248)  $    (1,728,316)
                                                        ===========   ===============
CLASS C SHARES:
Year ended February 28, 2009
   Shares sold ......................................     2,875,619   $    30,210,078     2,631,956   $  29,904,244
   Shares issued in reinvestment of distributions ...       185,682         1,923,396       166,791       1,852,485
   Shares redeemed ..................................    (1,594,568)      (16,428,692)   (1,431,043)    (15,875,561)
                                                        -----------   ---------------   -----------   -------------
   Net increase (decrease) ..........................     1,466,733   $    15,704,782     1,367,704   $  15,881,168
                                                        ===========   ===============   ===========   =============
Year ended February 29, 2008
   Shares sold ......................................     1,910,476   $    21,108,685     1,637,001   $  19,595,410
   Shares issued in reinvestment of distributions ...       132,425         1,461,258       110,452       1,319,254
   Shares redeemed ..................................    (1,035,304)      (11,409,979)     (921,903)    (11,003,053)
                                                        -----------   ---------------   -----------   -------------
   Net increase (decrease) ..........................     1,007,597   $    11,159,964       825,550   $   9,911,611
                                                        ===========   ===============   ===========   =============
ADVISOR CLASS SHARES:
Period ended February 28, 2009(a)
   Shares sold ......................................           470   $         5,000
                                                        ===========   ===============

(a)  For the period July 1, 2008 (effective date) to February 28, 2009.


                               Annual Report | 223

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                             FRANKLIN CONNECTICUT             FRANKLIN DOUBLE
                                                             TAX-FREE INCOME FUND           TAX-FREE INCOME FUND
                                                        -----------------------------   ---------------------------
                                                           SHARES          AMOUNT          SHARES         AMOUNT
                                                        -----------   ---------------   -----------   -------------
CLASS A SHARES:
Year ended February 28, 2009
   Shares sold ......................................    11,862,212   $   123,167,352    11,257,062   $ 122,507,234
   Shares issued in reinvestment of distributions ...       827,813         8,550,106     1,439,308      15,609,611
   Shares redeemed ..................................    (9,864,969)     (100,437,110)   (9,974,418)   (104,785,086)
                                                        -----------   ---------------   -----------   -------------
   Net increase (decrease) ..........................     2,825,056   $    31,280,348     2,721,952   $  33,331,759
                                                        ===========   ===============   ===========   =============
Year ended February 29, 2008
   Shares sold ......................................     7,329,502   $    80,072,069    11,692,561   $ 138,191,821
   Shares issued in reinvestment of distributions ...       696,086         7,604,451     1,130,372      13,331,291
   Shares redeemed ..................................    (5,040,494)      (55,048,114)   (6,662,902)    (78,533,223)
                                                        -----------   ---------------   -----------   -------------
   Net increase (decrease) ..........................     2,985,094   $    32,628,406     6,160,031   $  72,989,889
                                                        ===========   ===============   ===========   =============
CLASS C SHARES:
Year ended February 28, 2009
   Shares sold ......................................     2,845,749   $    29,996,105     2,544,898   $  28,039,246
   Shares issued in reinvestment of distributions ...       153,663         1,592,772       179,371       1,949,699
   Shares redeemed ..................................    (1,387,600)      (14,252,249)   (1,895,711)    (20,043,055)
                                                        -----------   ---------------   -----------   -------------
   Net increase (decrease) ..........................     1,611,812   $    17,336,628       828,558   $   9,945,890
                                                        ===========   ===============   ===========   =============
Year ended February 29, 2008
   Shares sold ......................................     1,374,411   $    15,127,228     1,965,445   $  23,306,648
   Shares issued in reinvestment of distributions ...       111,175         1,220,793       129,458       1,531,953
   Shares redeemed ..................................      (910,872)      (10,003,544)     (938,169)    (11,093,462)
                                                        -----------   ---------------   -----------   -------------
   Net increase (decrease) ..........................       574,714   $     6,344,477     1,156,734   $  13,745,139
                                                        ===========   ===============   ===========   =============

                                                               FRANKLIN FEDERAL               FRANKLIN FEDERAL
                                                              INTERMEDIATE-TERM                 LIMITED-TERM
                                                             TAX-FREE INCOME FUND           TAX-FREE INCOME FUND
                                                        -----------------------------   ---------------------------
                                                           SHARES          AMOUNT          SHARES         AMOUNT
                                                        -----------   ---------------   -----------   -------------
CLASS A SHARES:
Year ended February 28, 2009
   Shares sold ......................................    46,595,106   $   510,936,101    13,845,442   $ 138,586,300
   Shares issued on merger (Note 9) .................            --                --     5,130,761      51,153,690
   Shares issued in reinvestment of distributions ...     1,709,078        18,865,223       181,546       1,821,134
   Shares redeemed ..................................   (32,181,764)     (351,241,325)   (5,282,411)    (52,910,822)
                                                        -----------   ---------------   -----------   -------------
   Net increase (decrease) ..........................    16,122,420   $   178,559,999    13,875,338   $ 138,650,302
                                                        ===========   ===============   ===========   =============
Year ended February 29, 2008
   Shares sold ......................................    23,760,378   $   270,017,318     3,660,204   $  36,547,690
   Shares issued in reinvestment of distributions ...     1,389,981        15,783,901        63,352         631,847
   Shares redeemed ..................................   (15,080,606)     (171,351,227)   (1,197,060)    (11,936,033)
                                                        -----------   ---------------   -----------   -------------
   Net increase (decrease) ..........................    10,069,753   $   114,449,992     2,526,496   $  25,243,504
                                                        ===========   ===============   ===========   =============


                               224 | Annual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                               FRANKLIN FEDERAL
                                                              INTERMEDIATE-TERM
                                                             TAX-FREE INCOME FUND
                                                        -----------------------------
                                                           SHARES          AMOUNT
                                                        -----------   ---------------
CLASS C SHARES:
Year ended February 28, 2009
   Shares sold ......................................    6,525,110    $    71,485,775
   Shares issued in reinvestment of distributions ...       98,173          1,082,195
   Shares redeemed ..................................   (1,486,661)       (16,239,516)
                                                        -----------   ---------------
   Net increase (decrease) ..........................    5,136,622    $    56,328,454
                                                        ===========   ===============
Year ended February 29, 2008
   Shares sold ......................................    1,317,329    $    15,038,582
   Shares issued in reinvestment of distributions ...       52,715            599,721
   Shares redeemed ..................................     (709,443)        (8,063,875)
                                                        -----------   ---------------
   Net increase (decrease) ..........................      660,601    $     7,574,428
                                                        ===========   ===============
ADVISOR CLASS SHARES:
   Period ended February 28, 2009(a)
      Shares sold ...................................      536,388    $     5,931,495
      Shares issued in reinvestment of
         distributions ..............................          487              5,387
      Shares redeemed ...............................      (12,486)          (138,530)
                                                        -----------   ---------------
      Net increase (decrease)........................      524,389    $     5,798,352
                                                        ===========   ===============

(a)  For the period December 1, 2008 (effective date) to February 28, 2009.

                                                             FRANKLIN HIGH YIELD            FRANKLIN NEW JERSEY
                                                             TAX-FREE INCOME FUND           TAX-FREE INCOME FUND
                                                        -----------------------------   ---------------------------
                                                           SHARES          AMOUNT          SHARES         AMOUNT
                                                        -----------   ---------------   -----------   -------------
CLASS A SHARES:
Year ended February 28, 2009
   Shares sold ......................................     99,498,655  $   944,382,913    26,211,231   $ 302,139,948
   Shares issued in reinvestment of distributions ...     16,553,818      155,044,587     2,667,263      30,416,202
   Shares redeemed ..................................   (109,063,108)  (1,003,056,551)  (25,875,804)   (291,039,796)
                                                        -----------   ---------------   -----------   -------------
   Net increase (decrease) ..........................      6,989,365  $    96,370,949     3,002,690   $  41,516,354
                                                        ===========   ===============   ===========   =============
Year ended February 29, 2008
   Shares sold ......................................     71,501,765  $   764,154,777    24,068,387   $ 289,322,709
   Shares issued in reinvestment of distributions ...     13,397,140      143,166,037     2,259,938      27,128,809
   Shares redeemed ..................................    (88,406,003)    (942,232,687)  (14,338,394)   (171,855,042)
                                                        -----------   ---------------   -----------   -------------
   Net increase (decrease) ..........................     (3,507,098) $   (34,911,873)   11,989,931   $ 144,596,476
                                                        ===========   ===============   ===========   =============


                              Annual Report | 225

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                            FRANKLIN HIGH YIELD          FRANKLIN NEW JERSEY
                                                            TAX-FREE INCOME FUND       TAX-FREE INCOME FUND(a)
                                                        ---------------------------   -------------------------
                                                           SHARES         AMOUNT        SHARES        AMOUNT
                                                        -----------   -------------   ----------   ------------
CLASS B SHARES:
Year ended February 28, 2009
   Shares sold ......................................       409,414   $   3,782,361      123,361   $  1,417,153
   Shares issued in reinvestment of distributions ...       358,840       3,406,236      121,523      1,396,494
   Shares redeemed ..................................    (4,787,219)    (45,402,532)  (1,322,152)   (15,044,743)
                                                        -----------   -------------   ----------   ------------
   Net increase (decrease) ..........................    (4,018,965)  $ (38,213,935)  (1,077,268)  $(12,231,096)
                                                        ===========   =============   ==========   ============
Year ended February 29, 2008
   Shares sold ......................................       237,078   $   2,567,299       49,149   $    593,550
   Shares issued in reinvestment of distributions ...       410,319       4,420,903      130,747      1,579,036
   Shares redeemed ..................................    (6,094,265)    (65,682,501)    (814,055)    (9,835,790)
                                                        -----------   -------------   ----------   ------------
   Net increase (decrease) ..........................    (5,446,868)  $ (58,694,299)    (634,159)  $ (7,663,204)
                                                        ===========   =============   ==========   ============
CLASS C SHARES:
Year ended February 28, 2009
   Shares sold ......................................    22,102,468   $ 213,928,128    6,637,192   $ 77,489,763
   Shares issued in reinvestment of distributions ...     2,321,734      21,963,042      420,048      4,823,386
   Shares redeemed ..................................   (18,591,917)   (173,068,775)  (3,260,430)   (36,993,224)
                                                        -----------   -------------   ----------   ------------
   Net increase (decrease) ..........................     5,832,285   $  62,822,395    3,796,810   $ 45,319,925
                                                        ===========   =============   ==========   ============
Year ended February 29, 2008
   Shares sold ......................................    12,606,168   $ 136,314,998    3,963,378   $ 48,078,882
   Shares issued in reinvestment of distributions ...     1,779,774      19,232,738      323,070      3,910,931
   Shares redeemed ..................................   (13,586,770)   (146,501,402)  (2,721,708)   (32,965,949)
                                                        -----------   -------------   ----------   ------------
   Net increase (decrease) ..........................       799,172   $   9,046,334    1,564,740   $ 19,023,864
                                                        ===========   =============   ==========   ============
ADVISOR CLASS SHARES:
Year ended February 28, 2009
   Shares sold ......................................    17,120,226   $ 159,988,036      111,166   $  1,311,170
   Shares issued in reinvestment of distributions ...       249,047       2,299,853        1,279         14,197
   Shares redeemed ..................................   (12,252,212)   (110,563,256)     (44,292)      (492,162)
                                                        -----------   -------------   ----------   ------------
   Net increase (decrease) ..........................     5,117,061   $  51,724,633       68,153   $    833,205
                                                        ===========   =============   ==========   ============
Year ended February 29, 2008
   Shares sold ......................................    13,907,786   $ 148,681,975
   Shares issued in reinvestment of distributions ...        58,477         621,453
   Shares redeemed ..................................    (4,444,576)    (47,201,768)
                                                        -----------   -------------
   Net increase (decrease) ..........................     9,521,687   $ 102,101,660
                                                        ===========   =============

(a) For the period July 1, 2008 (effective date) to February 28, 2009, for Advisor Class.


                              226 | Annual Report

Franklin Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                              FRANKLIN OREGON             FRANKLIN PENNSYLVANIA
                                                            TAX-FREE INCOME FUND           TAX-FREE INCOME FUND
                                                        ---------------------------   ---------------------------
                                                           SHARES         AMOUNT          SHARES         AMOUNT
                                                        -----------   -------------   -----------   -------------
CLASS A SHARES:
Year ended February 28, 2009
   Shares sold ......................................    14,721,824   $ 167,284,597    16,594,823   $ 161,859,979
   Shares issued in reinvestment of distributions ...     2,080,516      23,381,133     2,232,346      21,701,112
   Shares redeemed ..................................   (10,487,489)   (116,898,465)  (12,195,590)   (116,714,195)
                                                        -----------   -------------   -----------   -------------
   Net increase (decrease) ..........................     6,314,851   $  73,767,265     6,631,579   $  66,846,896
                                                        ===========   =============   ===========   =============
Year ended February 29, 2008
   Shares sold ......................................    11,545,590   $ 135,606,551    14,217,025   $ 146,656,423
   Shares issued in reinvestment of distributions ...     1,724,194      20,243,343     1,888,388      19,462,421
   Shares redeemed ..................................    (6,879,077)    (80,637,612)   (9,056,899)    (93,313,854)
                                                        -----------   -------------   -----------   -------------
   Net increase (decrease) ..........................     6,390,707   $  75,212,282     7,048,514   $  72,804,990
                                                        ===========   =============   ===========   =============
CLASS B SHARES:
Year ended February 28, 2009
   Shares sold ......................................                                      43,566   $     424,464
   Shares issued in reinvestment of distributions ...                                      83,291         815,180
   Shares redeemed ..................................                                    (797,396)     (7,761,080)
                                                                                      -----------   -------------
   Net increase (decrease) ..........................                                    (670,539)  $  (6,521,436)
                                                                                      ===========   =============
Year ended February 29, 2008
   Shares sold ......................................                                      34,269   $     356,647
   Shares issued in reinvestment of distributions ...                                      89,957         930,268
   Shares redeemed ..................................                                    (513,532)     (5,317,002)
                                                                                      -----------   -------------
   Net increase (decrease) ..........................                                    (389,306)  $  (4,030,087)
                                                                                      ===========   =============
CLASS C SHARES:
Year ended February 28, 2009
   Shares sold ......................................     3,723,660   $  42,658,970     4,895,633   $  48,518,545
   Shares issued in reinvestment of distributions ...       248,209       2,815,631       309,413       3,027,106
   Shares redeemed ..................................    (1,621,344)    (18,211,639)   (2,112,955)    (20,258,936)
                                                        -----------   -------------   -----------   -------------
   Net increase (decrease) ..........................     2,350,525   $  27,262,962     3,092,091   $  31,286,715
                                                        ===========   =============   ===========   =============
Year ended February 29, 2008
   Shares sold ......................................     2,110,384   $  25,039,193     2,532,495   $  26,319,542
   Shares issued in reinvestment of distributions ...       185,508       2,199,832       228,837       2,376,995
   Shares redeemed ..................................    (1,393,397)    (16,529,796)   (1,449,463)    (15,031,616)
                                                        -----------   -------------   -----------   -------------
   Net increase (decrease) ..........................       902,495   $  10,709,229     1,311,869   $  13,664,921
                                                        ===========   =============   ===========   =============


                               Annual Report | 227

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                            AFFILIATION
----------                                                      ----------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Funds, except the Franklin Federal Limited-Term Tax-Free Income Fund, pay an investment management fee to Advisers based on the month-end net assets of each of the funds as follows:

ANNUALIZED FEE RATE                        NET ASSETS
-------------------   ---------------------------------------------------
       0.625%         Up to and including $100 million
       0.500%         Over $100 million, up to and including $250 million
       0.450%         Over $250 million, up to and including $7.5 billion
       0.440%         Over $7.5 billion, up to and including $10 billion
       0.430%         Over $10 billion, up to and including $12.5 billion
       0.420%         Over $12.5 billion, up to and including $15 billion
       0.400%         Over $15 billion, up to and including $17.5 billion
       0.380%         Over $17.5 billion, up to and including $20 billion
       0.360%         In excess of $20 billion

The Franklin Federal Limited-Term Tax-Free Income Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

ANNUALIZED FEE RATE                        NET ASSETS
-------------------   ---------------------------------------------------
       0.500%         Up to and including $100 million
       0.450%         Over $100 million, up to and including $250 million
       0.425%         Over $250 million, up to and including $500 million
       0.400%         In excess of $500 million

B. ADMINISTRATIVE FEES

FT Services provides administrative services to the Funds. The Franklin Federal Limited-Term Tax-Free Income Fund pays an administrative fee to FT Services of 0.20% per year of its respective average daily net assets. Under an agreement with Advisers, the administrative fee for the Funds, except the Franklin Federal Limited-Term Tax-Free Income Fund, is paid by Advisers based on each fund's average daily net assets, and is not an additional expense of the funds.


                              228 | Annual Report

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act.

On December 2, 2008, the Trust's Board of Trustees approved a modification to the Class A distribution plan, for those funds that had a Class A compensation plan, changing the form of the plan from a compensation to a reimbursement distribution plan. Under the distribution plan the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of the Funds' shares up to the maximum annual plan rate for each class. This change was effective February 1, 2009. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. Prior to February 1, 2009, under the Franklin Federal Limited-Term Tax-Free Income Fund's Class A compensation distribution plan, the fund paid Distributors for costs incurred in connection with the servicing, sale and distribution of the fund's shares up to a certain percentage per year of its average daily net assets.

In addition, under the Funds' Class B and C compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                         FRANKLIN      FRANKLIN      FRANKLIN      FRANKLIN
                         ARIZONA       COLORADO    CONNECTICUT      DOUBLE
                         TAX-FREE      TAX-FREE      TAX-FREE      TAX-FREE
                       INCOME FUND   INCOME FUND   INCOME FUND   INCOME FUND
                       -----------   -----------   -----------   -----------
Reimbursement Plans:
   Class A .........      0.10%         0.10%         0.10%         0.10%
Compensation Plans:
   Class B .........      0.65%           --            --            --
   Class C .........      0.65%         0.65%         0.65%         0.65%

                         FRANKLIN        FRANKLIN
                         FEDERAL         FEDERAL        FRANKLIN      FRANKLIN
                       INTERMEDIATE-   LIMITED-TERM    HIGH YIELD    NEW JERSEY
                       TERM TAX-FREE     TAX-FREE       TAX-FREE      TAX-FREE
                        INCOME FUND     INCOME FUND   INCOME FUND   INCOME FUND
                       -------------   ------------   -----------   ------------
Reimbursement Plans:
   Class A .........       0.10%           0.15%         0.10%          0.10%
Compensation Plans:
   Class B .........         --              --          0.65%          0.65%
   Class C .........       0.65%             --          0.65%          0.65%


                              Annual Report | 229

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

                         FRANKLIN      FRANKLIN
                          OREGON     PENNSYLVANIA
                         TAX-FREE      TAX-FREE
                       INCOME FUND    INCOME FUND
                       -----------   ------------
Reimbursement Plans:
   Class A .........      0.10%          0.10%
Compensation Plans:
   Class B .........        --           0.65%
   Class C .........      0.65%          0.65%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

                                                    FRANKLIN      FRANKLIN      FRANKLIN      FRANKLIN
                                                    ARIZONA       COLORADO    CONNECTICUT      DOUBLE
                                                    TAX-FREE      TAX-FREE      TAX-FREE      TAX-FREE
                                                  INCOME FUND   INCOME FUND   INCOME FUND   INCOME FUND
                                                  -----------   -----------   -----------   -----------
Sales charges retained net of commissions
   paid to unaffiliated broker/dealers ........     $296,412      $222,316      $161,870      $232,847
Contingent deferred sales charges retained ....     $ 88,224      $ 38,003      $ 70,098      $ 41,150

                                                     FRANKLIN       FRANKLIN
                                                     FEDERAL         FEDERAL       FRANKLIN      FRANKLIN
                                                  INTERMEDIATE-   LIMITED-TERM    HIGH YIELD    NEW JERSEY
                                                  TERM TAX-FREE     TAX-FREE       TAX-FREE      TAX-FREE
                                                   INCOME FUND     INCOME FUND   INCOME FUND   INCOME FUND
                                                  -------------   ------------   -----------   -----------
Sales charges retained net of commissions
   paid to unaffiliated broker/dealers ........      $120,674        $47,084      $1,243,084     $359,593
Contingent deferred sales charges retained ....      $ 81,841        $60,386      $  322,599     $183,230

                                                    FRANKLIN      FRANKLIN
                                                     OREGON     PENNSYLVANIA
                                                    TAX-FREE      TAX-FREE
                                                  INCOME FUND    INCOME FUND
                                                  -----------   ------------
Sales charges retained net of commissions
   paid to unaffiliated broker/dealers ........     $455,042      $353,302
Contingent deferred sales charges retained ....     $ 82,854      $ 80,939


                              230 | Annual Report

Franklin Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

E. TRANSFER AGENT FEES

For the year ended February 28, 2009, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                                    FRANKLIN      FRANKLIN      FRANKLIN      FRANKLIN
                                                    ARIZONA       COLORADO    CONNECTICUT      DOUBLE
                                                    TAX-FREE      TAX-FREE      TAX-FREE      TAX-FREE
                                                  INCOME FUND   INCOME FUND   INCOME FUND   INCOME FUND
                                                  -----------   -----------   -----------   -----------
Transfer agent fees ...........................     $184,477      $122,417       $91,863      $157,562

                                                    FRANKLIN        FRANKLIN
                                                     FEDERAL         FEDERAL      FRANKLIN       FRANKLIN
                                                  INTERMEDIATE-   LIMITED-TERM   HIGH YIELD     NEW JERSEY
                                                  TERM TAX-FREE     TAX-FREE      TAX-FREE       TAX-FREE
                                                   INCOME FUND     INCOME FUND   INCOME FUND   INCOME FUND
                                                  -------------   ------------   -----------   -----------
Transfer agent fees ...........................      $238,034        $16,651      $1,628,519     $332,658

                                                    FRANKLIN      FRANKLIN
                                                     OREGON     PENNSYLVANIA
                                                    TAX-FREE      TAX-FREE
                                                  INCOME FUND    INCOME FUND
                                                  -------------  -----------
Transfer agent fees ...........................     $178,156      $298,741

F. WAIVER AND EXPENSE REIMBURSEMENTS

For the Franklin Federal Limited-Term Tax-Free Income Fund, FT Services and Advisers have agreed in advance to waive all or a portion of their respective fees and to assume payment of other expenses through June 30, 2010. Total expenses waived or paid are not subject to reimbursement by the fund subsequent to the fund's fiscal year end. After June 30, 2010, FT Services and Advisers may discontinue this waiver at any time upon notice to the fund's Board of Trustees.

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At February 28, 2009, the capital loss carryforwards were as follows:

                                            FRANKLIN      FRANKLIN      FRANKLIN      FRANKLIN
                                            ARIZONA       COLORADO    CONNECTICUT      DOUBLE
                                            TAX-FREE      TAX-FREE      TAX-FREE      TAX-FREE
                                          INCOME FUND   INCOME FUND   INCOME FUND   INCOME FUND
                                          -----------    ----------    ----------   ----------
Capital loss carryforwards expiring in:
   2011 ...............................   $        --    $   81,665    $   53,698   $       --
   2012 ...............................    13,433,836     4,695,674     3,034,219           --
   2013 ...............................            --            --            --      200,921
   2014 ...............................     2,638,564            --            --      152,458
   2015 ...............................       659,023            --            --      134,018
   2016 ...............................            --            --            --      503,897
   2017 ...............................            --            --            --      944,001
                                          -----------    ----------    ----------   ----------
                                          $16,731,423    $4,777,339    $3,087,917   $1,935,295
                                          ===========    ==========    ==========   ==========


                              Annual Report | 231

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)

                                             FRANKLIN       FRANKLIN
                                             FEDERAL         FEDERAL       FRANKLIN       FRANKLIN
                                          INTERMEDIATE-   LIMITED-TERM    HIGH YIELD     NEW JERSEY
                                          TERM TAX-FREE     TAX-FREE       TAX-FREE       TAX-FREE
                                           INCOME FUND     INCOME FUND    INCOME FUND   INCOME FUND
                                          -------------   ------------   ------------   -----------
Capital loss carryforwards expiring in:
   2010 ...............................    $   614,893     $     --      $ 63,519,381    $       --
   2011 ...............................             --           --       131,377,453            --
   2012 ...............................      2,156,839           --        50,621,589     1,217,817
   2013 ...............................        373,568           --        35,250,377            --
   2014 ...............................        213,358      337,388         7,711,279            --
   2015 ...............................        361,303      321,499                 --           --
   2016 ...............................      1,114,337       17,957        62,972,830            --
   2017 ...............................      6,237,620           --        15,478,643       898,017
                                           -----------     --------      ------------    ----------
                                           $11,071,918     $676,844(a)   $366,931,552    $2,115,834
                                           ===========     ========      ============    ==========

(a) Includes $212,721 and $118,982 from the merged Franklin California Limited-Term Tax-Free Income Fund and Franklin New York Limited-Term Tax-Free Income Fund, respectively, which may be carried over to offset future capital gains.

                                            FRANKLIN      FRANKLIN
                                             OREGON     PENNSYLVANIA
                                            TAX-FREE      TAX-FREE
                                          INCOME FUND    INCOME FUND
                                          -----------   ------------
Capital loss carryforwards expiring in:
   2010 ...............................    $  361,802    $4,700,564
   2012 ...............................     2,455,722            --
   2013 ...............................            --       876,215
   2016 ...............................       972,134            --
                                           ----------    ----------
                                           $3,789,658    $5,576,779
                                           ==========    ==========

During the year end February 28, 2009, the funds utilized capital loss carryforwards as follows:

  FRANKLIN      FRANKLIN      FRANKLIN        FRANKLIN         FRANKLIN      FRANKLIN
  ARIZONA       COLORADO    CONNECTICUT   FEDERAL LIMITED-      OREGON     PENNSYLVANIA
  TAX-FREE      TAX-FREE      TAX-FREE      TERM TAX-FREE      TAX-FREE      TAX-FREE
INCOME FUND   INCOME FUND   INCOME FUND      INCOME FUND     INCOME FUND    INCOME FUND
-----------   -----------   -----------   ----------------   -----------   ------------
 $5,108,081     $168,407      $314,628         $1,407         $2,464,208     $172,957

On February 28, 2009, the following funds had expired capital loss carryforwards, which were reclassified to paid-in capital.

                               FRANKLIN
  FRANKLIN     FRANKLIN        FEDERAL        FRANKLIN
  COLORADO    CONNECTICUT   INTERMEDIATE-    HIGH YIELD
  TAX-FREE     TAX-FREE     TERM TAX-FREE     TAX-FREE
INCOME FUND   INCOME FUND    INCOME FUND    INCOME FUND
-----------   -----------   -------------   -----------
  $630,826      $112,853      $1,207,419    $73,985,675


                              232 | Annual Report

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At February 28, 2009, deferred losses were as follows:

  FRANKLIN      FRANKLIN       FEDERAL      FRANKLIN
  COLORADO     HIGH YIELD    NEW JERSEY      OREGON
  TAX-FREE      TAX-FREE      TAX-FREE      TAX-FREE
INCOME FUND   INCOME FUND   INCOME FUND   INCOME FUND
-----------   -----------   -----------   -----------
  $788,740    $45,398,195    $750,597      $196,593

The tax character of distributions paid during the years ended February 28, 2009 and February 29, 2008, was as follows:

                                          FRANKLIN ARIZONA           FRANKLIN COLORADO
                                        TAX-FREE INCOME FUND        TAX-FREE INCOME FUND
                                     -------------------------   -------------------------
                                         2009          2008          2009          2008
                                     -----------   -----------   -----------   -----------
Distributions paid from tax exempt
   income ........................   $46,198,936   $44,286,105   $24,130,313   $20,738,036
                                     ===========   ===========   ===========   ===========

                                        FRANKLIN CONNECTICUT          FRANKLIN DOUBLE
                                        TAX-FREE INCOME FUND        TAX-FREE INCOME FUND
                                     -------------------------   -------------------------
                                         2009          2008          2009          2008
                                     -----------   -----------   -----------   -----------
Distributions paid from tax exempt
   income ........................   $17,059,197   $15,226,405   $24,740,196   $21,560,400
                                     ===========   ===========   ===========   ===========

                                           FRANKLIN FEDERAL         FRANKLIN FEDERAL
                                          INTERMEDIATE-TERM          LIMITED-TERM
                                        TAX-FREE INCOME FUND      TAX-FREE INCOME FUND
                                     -------------------------   ---------------------
                                         2009          2008         2009        2008
                                     -----------   -----------   ----------   --------
Distributions paid from tax exempt
   income ........................   $32,334,558   $25,108,260   $2,560,784   $848,587
                                     ===========   ===========   ==========   ========

                                          FRANKLIN HIGH YIELD         FRANKLIN NEW JERSEY
                                         TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                     ---------------------------   -------------------------
                                         2009           2008          2009          2008
                                     ------------   ------------   -----------   -----------
Distributions paid from tax exempt
   income ........................   $316,929,538   $298,126,325   $57,434,634   $53,433,682
                                     ============   ============   ===========   ===========

                                          FRANKLIN OREGON          FRANKLIN PENNSYLVANIA
                                        TAX-FREE INCOME FUND        TAX-FREE INCOME FUND
                                     -------------------------   -------------------------
                                         2009          2008          2009          2008
                                     -----------   -----------   -----------   -----------
Distributions paid from tax exempt
   income ........................   $37,035,793   $32,692,008   $41,548,801   $37,764,886
                                     ===========   ===========   ===========   ===========


                              Annual Report | 233

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)

At February 28, 2009, the cost of investments, net unrealized appreciation (depreciation) and undistributed tax exempt and ordinary income for income tax purposes were as follows:

                                                     FRANKLIN        FRANKLIN       FRANKLIN
                                                      ARIZONA        COLORADO      CONNECTICUT
                                                     TAX-FREE        TAX-FREE       TAX-FREE
                                                    INCOME FUND     INCOME FUND    INCOME FUND
                                                  --------------   ------------   ------------
Cost of investments ...........................   $1,052,287,834   $563,775,425   $424,607,977
                                                  ==============   ============   ============
Unrealized appreciation .......................   $   30,000,365   $ 14,088,337   $  7,762,119
Unrealized depreciation .......................      (78,490,372)   (48,560,937)   (29,160,011)
                                                  --------------   ------------   ------------
Net unrealized appreciation (depreciation) ....   $  (48,490,007)  $(34,472,600)  $(21,397,892)
                                                  ==============   ============   ============
Distributable earnings - undistributed tax
   exempt income ..............................   $    1,229,558   $    474,397   $    368,367
                                                  ==============   ============   ============

                                                                     FRANKLIN        FRANKLIN
                                                     FRANKLIN         FEDERAL         FEDERAL
                                                      DOUBLE       INTERMEDIATE-   LIMITED-TERM
                                                     TAX-FREE      TERM TAX-FREE     TAX-FREE
                                                    INCOME FUND     INCOME FUND     INCOME FUND
                                                  --------------   -------------   ------------
Cost of investments ...........................    $578,216,590    $969,353,399    $178,119,966
                                                   ============    ============    ============
Unrealized appreciation .......................    $ 13,176,382    $ 23,590,433    $  2,920,945
Unrealized depreciation .......................     (65,889,877)    (31,181,074)       (873,457)
                                                   ------------    ------------    ------------
Net unrealized appreciation (depreciation) ....    $(52,713,495)   $ (7,590,641)   $  2,047,488
                                                   ============    ============    ============
Distributable earnings - undistributed tax
   exempt income ..............................    $    616,541    $    732,386    $    205,561
                                                   ============    ============    ============

                                                      FRANKLIN         FRANKLIN        FRANKLIN
                                                     HIGH YIELD       NEW JERSEY        OREGON
                                                      TAX-FREE         TAX-FREE        TAX-FREE
                                                    INCOME FUND       INCOME FUND     INCOME FUND
                                                  ---------------   --------------   ------------
Cost of investments ...........................   $ 5,917,913,687   $1,385,623,144   $901,412,227
                                                  ===============   ==============   ============
Unrealized appreciation .......................   $   184,243,359   $   46,958,877   $ 31,942,179
Unrealized depreciation .......................    (1,017,679,215)     (91,414,257)   (49,186,634)
                                                  ---------------   --------------   ------------
Net unrealized appreciation (depreciation) ....   $  (833,435,856)  $  (44,455,380)  $(17,244,455)
                                                  ===============   ==============   ============
Undistributed tax exempt income ...............   $    14,117,022   $    1,541,852   $  2,667,283
Undistributed ordinary income .................           625,245               --             --
                                                  ---------------   --------------   ------------
Distributable earnings ........................   $    14,742,267   $    1,541,852   $  2,667,283
                                                  ===============   ==============   ============

                                                      FRANKLIN
                                                    PENNSYLVANIA
                                                      TAX-FREE
                                                    INCOME FUND
                                                  ---------------
Cost of investments ...........................   $1,013,803,673
                                                  ==============
Unrealized appreciation .......................   $   29,222,593
Unrealized depreciation .......................      (66,502,642)
                                                  --------------
Net unrealized appreciation (depreciation) ....   $  (37,280,049)
                                                  ==============
Distributable earnings - undistributed tax
   exempt income ..............................   $    1,416,840
                                                  ==============


                               234 | Annual Report

Franklin Tax-Free Trust

4. INCOME TAXES (CONTINUED)

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities and bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, bond workout expenditures and bond discounts.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended February 28, 2009, were as follows:

                                                     FRANKLIN       FRANKLIN       FRANKLIN      FRANKLIN
                                                     ARIZONA        COLORADO     CONNECTICUT      DOUBLE
                                                     TAX-FREE       TAX-FREE       TAX-FREE      TAX-FREE
                                                   INCOME FUND     INCOME FUND   INCOME FUND    INCOME FUND
                                                  -------------   ------------   -----------   ------------
Purchases .....................................    $240,934,675   $113,975,606   $87,452,837   $116,144,491
Sales .........................................    $213,169,382   $ 57,189,295   $38,341,317   $ 78,083,063

                                                    FRANKLIN        FRANKLIN
                                                     FEDERAL        FEDERAL          FRANKLIN       FRANKLIN
                                                  INTERMEDIATE-   LIMITED-TERM      HIGH YIELD     NEW JERSEY
                                                  TERM TAX-FREE     TAX-FREE         TAX-FREE       TAX-FREE
                                                   INCOME FUND    INCOME FUND      INCOME FUND     INCOME FUND
                                                  -------------   ------------   --------------   ------------
Purchases .....................................    $323,662,989    $82,834,975   $1,198,994,059   $216,159,089
Sales .........................................    $106,167,226    $ 9,175,000   $1,039,735,100   $146,710,761

                                                    FRANKLIN       FRANKLIN
                                                     OREGON      PENNSYLVANIA
                                                    TAX-FREE       TAX-FREE
                                                   INCOME FUND    INCOME FUND
                                                  ------------   ------------
Purchases .....................................   $160,911,692   $194,790,884
Sales .........................................   $ 85,387,128   $108,579,849

6. CREDIT RISK AND DEFAULTED SECURITIES

The Franklin High Yield Tax-Free Income Fund has 29.30% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Franklin High Yield Tax-Free Income Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At February 28, 2009, the value of this security was $4,666,590, representing 0.09% of the fund's net assets. The fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.


                               Annual Report | 235

Franklin Tax-Free Trust

7. CONCENTRATION OF RISK

Each of the Funds invests a large percentage of its total assets in obligations of issuers within its respective state and U.S. territories, except for the Franklin Federal Intermediate-Term Tax-Free Income Fund, the Franklin Federal Limited-Term Tax-Free Income Fund and the Franklin High Yield Tax-Free Income Fund. Such concentration may subject the funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states and U.S. territories. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the funds to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

8. OTHER CONSIDERATIONS

Officers, directors or employees of the Franklin High Yield Tax-Free Income Fund's Investment Manager, may serve from time to time as members of bondholders' steering committees or official creditors' committees. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the fund's policies and the requirements of applicable securities laws, could prevent the fund from trading in the securities of such companies for limited or extended periods of time.

9. MERGER

On November 12, 2008, the Franklin Federal Limited-Term Tax-Free Income Fund acquired the net assets of the Franklin California Limited-Term Tax-Free Income Fund and the Franklin New York Limited-Term Tax-Free Income Fund pursuant to a plan of reorganization approved by the Franklin California Limited-Term Tax-Free Income Fund and the Franklin New York Limited-Term Tax-Free Income Fund's shareholders. The merger was accomplished by a tax free exchange, and the net assets acquired and shares issued were as follows:

                                                                            SHARES ISSUED BY FRANKLIN FEDERAL
FUND NAME                                                     NET ASSETS    LIMITED-TERM TAX-FREE INCOME FUND
---------                                                     -----------   ---------------------------------
Franklin California Limited-Term Tax-Free Income Fund         $28,352,779               2,843,809
Franklin New York Limited-Term Tax-Free Income Fund            22,800,911               2,286,952
                                                              -----------               ---------
Total                                                         $51,153,690               5,130,761
                                                              ===========               =========

The net asset figures shown above include ($197,146) and $32,188 of unrealized appreciation (depreciation) for the Franklin California Limited-Term Tax-Free Income Fund and the Franklin New York Limited-Term Tax-Free Income Fund, respectively. The combined net assets of the fund immediately after the merger were $151,234,644.


                               236 | Annual Report

Franklin Tax-Free Trust

10. CREDIT FACILITY

Effective January 23, 2009, the Funds, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the year, the Funds incurred commitment fees of $2,816 of their pro rata portion of the Global Credit Facility, which is reflected in Other expenses on the Statements of Operations. During the year ended February 28, 2009, the Funds did not utilize the Global Credit Facility.

11. FAIR VALUE MEASUREMENTS

The Funds adopted Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157), on March 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Funds have determined that the implementation of SFAS 157 did not have a material impact on the Funds' financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

At February 28, 2009, all of the Funds' investments in securities carried at fair value were in Level 2 inputs.


                               Annual Report | 237

Franklin Tax-Free Trust

ABBREVIATIONS

SELECTED PORTFOLIO

1915 ACT - Improvement Bond Act of 1915
ABAG     - The Association of Bay Area Governments
ACA      - American Capital Access Holdings Inc.
AD       - Assessment District
AMBAC    - American Municipal Bond Assurance Corp.
BAN      - Bond Anticipation Note
BHAC     - Berkshire Hathaway Assurance Corp.
CDA      - Community Development Authority/Agency
CDD      - Community Development District
CDR      - Community Development Revenue
CFD      - Community Facilities District
CIFG     - CDC IXIS Financial Guaranty
COP      - Certificate of Participation
EDA      - Economic Development Authority
EDC      - Economic Development Corp.
EDR      - Economic Development Revenue
ETM      - Escrow to Maturity
FGIC     - Financial Guaranty Insurance Co.
FHA      - Federal Housing Authority/Agency
FICO     - Financing Corp.
FNMA     - Federal National Mortgage Association
FSA      - Financial Security Assurance Inc.
GARBS    - General Airport Revenue Bonds
GNMA     - Government National Mortgage Association
GO       - General Obligation
HDA      - Housing Development Authority/Agency
HFA      - Housing Finance Authority/Agency
HFAR     - Housing Finance Authority Revenue
HFC      - Housing Finance Corp.
HMR      - Home Mortgage Revenue
ID       - Improvement District
IDA      - Industrial Development Authority/Agency
IDAR     - Industrial Development Authority Revenue
IDB      - Industrial Development Bond/Board
IDR      - Industrial Development Revenue
ISD      - Independent School District
MAC      - Municipal Assistance Corp.
MBIA     - Municipal Bond Investors Assurance Corp.
MBS      - Mortgage-Backed Security
MF       - Multi-Family
MFH      - Multi-Family Housing
MFHR     - Multi-Family Housing Revenue
MFR      - Multi-Family Revenue
MTA      - Metropolitan Transit Authority
PBA      - Public Building Authority
PCC      - Pollution Control Corp.
PCFA     - Pollution Control Financing Authority
PCR      - Pollution Control Revenue
PFA      - Public Financing Authority
PFAR     - Public Financing Authority Revenue
PUD      - Public Utility District
RDA      - Redevelopment Agency/Authority
RDAR     - Redevelopment Agency Revenue
SF       - Single Family
SFM      - Single Family Mortgage
SFMR     - Single Family Mortgage Revenue
SFR      - Single Family Revenue
TRAN     - Tax and Revenue Anticipation Note
UHSD     - Unified/Union High School District
USD      - Unified/Union School District
XLCA     - XL Capital Assurance


                              238 | Annual Report

Franklin Tax-Free Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN TAX-FREE TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Arizona Tax-Free Income Fund, Franklin Colorado Tax-Free Income Fund, Franklin Connecticut Tax-Free Income Fund, Franklin Double Tax-Free Income Fund, Franklin Federal Intermediate-Term Tax-Free Income Fund, Franklin Federal Limited-Term Tax-Free Income Fund, Franklin High Yield Tax-Free Income Fund, Franklin New Jersey Tax-Free Income Fund, Franklin Oregon Tax-Free Income Fund and Franklin Pennsylvania Tax-Free Income Fund (separate portfolios of Franklin Tax-Free Trust, hereafter referred to as the "Funds") at February 28, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
April 17, 2009


                              Annual Report | 239

Franklin Tax-Free Trust

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds designate 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 28, 2009. A portion of the Funds' exempt-interest dividends may be subject to the federal alternative minimum tax. In January 2010, shareholders will be notified of amounts for use in preparing their 2009 income tax returns.


                              240 | Annual Report

Franklin Tax-Free Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                         NUMBER OF PORTFOLIOS IN
   NAME, YEAR OF BIRTH                     LENGTH OF      FUND COMPLEX OVERSEEN
       AND ADDRESS           POSITION     TIME SERVED        BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------   -----------   -------------   -----------------------   ------------------------------------
HARRIS J. ASHTON (1932)    Trustee       Since 1984                136             Bar-S Foods (meat packing company).
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and
President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers)
(until 1998).

ROBERT F. CARLSON (1928)   Trustee       Since 2007                113             None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired; and FORMERLY, Vice President, senior member and President, Board of Administration, California Public
Employees Retirement Systems (CALPERS) (1971 - 2008); member and Chairman of the Board, Sutter Community
Hospitals; member, Corporate Board, Blue Shield of California; and Chief Counsel, California Department of
Transportation.

SAM GINN (1937)            Trustee       Since 2007                113             Chevron Corporation (global energy
One Franklin Parkway                                                               company) and ICO Global
San Mateo, CA 94403-1906                                                           Communications (Holdings) Limited
                                                                                   (satellite company).
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the
Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific
Telesis Groups (telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952)    Trustee       Since 1998                136             Hess Corporation (exploration and
One Franklin Parkway                                                               refining of oil and gas), H.J. Heinz
San Mateo, CA 94403-1906                                                           Company (processed foods and allied
                                                                                   products), RTI International Metals,
                                                                                   Inc. (manufacture and distribution
                                                                                   of titanium), Canadian National
                                                                                   Railway (railroad) and White
                                                                                   Mountains Insurance Group, Ltd.
                                                                                   (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States
and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990);
and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison - United States
Treasury Department (1988-1989).


                               Annual Report | 241

                                                         NUMBER OF PORTFOLIOS IN
   NAME, YEAR OF BIRTH                     LENGTH OF      FUND COMPLEX OVERSEEN
       AND ADDRESS         POSITION       TIME SERVED        BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------   -----------   -------------   -----------------------   ------------------------------------
FRANK W.T. LAHAYE (1929)   Trustee       Since 1984                113             Center for Creative Land Recycling
One Franklin Parkway                                                               (brownfield redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company
(venture capital).

FRANK A. OLSON (1932)      Trustee       Since 2005                136             Hess Corporation (exploration and
One Franklin Parkway                                                               refining of oil and gas) and Sentient
San Mateo, CA 94403-1906                                                           Jet (private jet service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief
Executive Officer (1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL
Corporation (airlines).

LARRY D. THOMPSON (1945)   Trustee       Since 2007                143             None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and
FORMERLY, Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider)
(1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia
School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

JOHN B. WILSON (1959)      Lead          Trustee since             113             None
One Franklin Parkway       Independent   2007 and Lead
San Mateo, CA 94403-1906   Trustee       Independent
                                         Trustee since
                                         2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President - Corporate Planning, Northwest Airlines, Inc. (airlines)
(1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

INTERESTED BOARD MEMBERS AND OFFICERS

                                                         NUMBER OF PORTFOLIOS IN
   NAME, YEAR OF BIRTH                     LENGTH OF      FUND COMPLEX OVERSEEN
       AND ADDRESS           POSITION     TIME SERVED        BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------   -----------   -------------   -----------------------   ------------------------------------
**CHARLES B. JOHNSON       Trustee and   Since 1984                136             None
(1933)                     Chairman of
One Franklin Parkway       the Board
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton
Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.


                               242 | Annual Report

                                                                NUMBER OF PORTFOLIOS IN
    NAME, YEAR OF BIRTH                           LENGTH OF      FUND COMPLEX OVERSEEN
        AND ADDRESS              POSITION        TIME SERVED        BY BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
---------------------------   --------------   --------------   -----------------------   ------------------------
**GREGORY E. JOHNSON (1961)   Trustee          Since 2007       90                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.;
Director, Templeton Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton
Investments.

SHEILA AMOROSO (1959)         Vice President   Since 2000       Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin
Templeton Investments.

JENNIFER J. BOLT (1964)       Chief            Since December   Not Applicable            Not Applicable
One Franklin Parkway          Executive        2008
San Mateo, CA 94403-1906      Officer -
                              Finance and
                              Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Executive Vice President - Operations and Technology, Franklin Resources, Inc.; Director, Templeton Global
Advisors Limited; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

RAFAEL R. COSTAS, JR. (1965)  Vice President   Since 2000       Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin
Templeton Investments.

JAMES M. DAVIS (1952)         Chief            Chief            Not Applicable            Not Applicable
One Franklin Parkway          Compliance       Compliance
San Mateo, CA 94403-1906      Officer and      Officer since
                              Vice President   2004 and Vice
                              - AML            President -
                              Compliance       AML Compliance
                                               since 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of
Compliance, Franklin Resources, Inc. (1994-2001).


                               Annual Report | 243

                                                                    NUMBER OF PORTFOLIOS IN
    NAME, YEAR OF BIRTH                             LENGTH OF        FUND COMPLEX OVERSEEN
        AND ADDRESS              POSITION          TIME SERVED          BY BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
---------------------------   ---------------   -----------------   -----------------------   ------------------------
LAURA F. FERGERSON (1962)     Treasurer,        Treasurer since     Not Applicable            Not Applicable
One Franklin Parkway          Chief Financial   2004, Chief
San Mateo, CA 94403-1906      Officer and       Financial Officer
                              Chief             and Chief
                              Accounting        Accounting
                              Officer           Officer
                                                since 2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004);
Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice
President, Franklin Templeton Services, LLC (1997-2003).

DAVID P. GOSS (1947)          Vice President    Since 2000          Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case maybe, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin
Templeton Investments.

RUPERT H. JOHNSON, JR.        President and     President since     Not Applicable            Not Applicable
(1940)                        Chief             1993 and Chief
One Franklin Parkway          Executive         Executive Officer
San Mateo, CA 94403-1906      Officer -         - Investment
                              Investment        Management
                              Management        since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin
Advisers, Inc. and Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

KAREN L. SKIDMORE (1952)      Vice President    Since 2006          Not Applicable            Not Applicable
One Franklin Parkway          and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 30 of the investment companies in
Franklin Templeton Investments.


                               244 | Annual Report

                                                                    NUMBER OF PORTFOLIOS IN
    NAME, YEAR OF BIRTH                             LENGTH OF        FUND COMPLEX OVERSEEN
        AND ADDRESS               POSITION         TIME SERVED          BY BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
---------------------------   ---------------   -----------------   -----------------------   ------------------------
CRAIG S. TYLE (1960)          Vice President    Since 2005          Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY,
Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI)
(1997-2004).

THOMAS WALSH (1961)           Vice President    Since 2000          Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin
Templeton Investments.

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson and Jennifer J. Bolt.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2007. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               Annual Report | 245

Franklin Tax-Free Trust

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 24, 2009, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate tax-exempt funds within the Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund. Such material also discussed some of the actions taken by management in coping with problems arising out of the past year's financial upheaval.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically


                              246 | Annual Report

Franklin Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and high industry ranking given the Franklin Templeton website. Particular attention was given to the overall performance and actions taken by the Manager and its affiliates in response to problems arising out of the market turmoil and financial crisis experienced during the past year. In this respect, the Board noted that management's independent credit analysis and diligent risk management procedures had minimized exposure of funds within the Franklin Templeton complex to subprime mortgages and that its continuous monitoring of counterparty credit risk had limited fund exposure to firms experiencing financial difficulties like Bear Stearns and AIG. The same type of conservative approach and attention to risk had also prevented any structured investment products or other volatile instruments from being held in the portfolios of any of the money market funds within the Franklin Templeton complex, including the sweep money fund utilized by many of the funds as part of their cash management. The Board also took into account, among other things, management's efforts in establishing a $725 million global credit facility for the benefit of the Funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to the mutual fund business. The Board also noted that during the past year Franklin Templeton Investments, like many other fund managers, had announced a hiring freeze and implemented employee reductions and the Board discussed with management the nature of such reductions and steps being taken to minimize any negative impact on the nature and quality of services being provided the Funds.


                              Annual Report | 247

Franklin Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper report prepared for each individual Fund showed its investment performance or those of its Class A shares for a Fund having multiple share classes, in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended December 31, 2008, and for additional periods ended that date up to 10 years depending on when a particular Fund commenced operations. Investment performance was shown on an income return basis, as well as a total return basis for each Fund. The Lipper reports showed that the income return for each Fund, other than Franklin Federal Limited-Term Tax-Free Income Fund, was above the median of its Lipper universe for the one-year period with most being in the highest or second-highest quintile of their Lipper universe for the previous three-, five- and 10-year periods as well. The Lipper reports showed the total return for most such Funds to be above the median of their performance universe during 2008 with the majority being in the first or second-highest quintile of their performance universe during the previous three-, five-and 10-year periods on an annualized basis. The Board expressed satisfaction with such performance, noting that the investment objective of each of the Funds is to obtain a high level of tax-exempt income. The Lipper report for Franklin Federal Limited-Term Tax-Free Income Fund covered the five years of its operations and showed its income return to be in the second-lowest quintile of its performance universe for 2008, and on an annualized basis, to be in the middle and second-lowest quintiles of such universe for the previous three- and five-year periods, respectively. In discussing such performance, management pointed out the Fund, consistent with its investment objective, invested in securities with shorter maturities than those generally held by funds in its performance universe and also avoided lower quality bonds or those subject to the alternative minimum tax. The Board was satisfied with such explanation and noted that the Lipper report showed such Fund's total return for 2008 and on an annualized basis for the previous three- and five-year periods in each case to be above the median of its performance universe.

COMPARATIVE EXPENSES. Consideration was given to the management fee and total expense ratios of each Fund in comparison with those of a group of funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon historical information taken from each Fund's most recent annual report and, as a result of the severe decline in mutual fund industry assets during the last quarter of 2008, is based on asset levels that are higher than the levels currently existing for most funds. While recognizing the limitations inherent in Lipper's methodology and recognizing that current expense ratios may increase as assets decline, the Board believed that the independent analysis conducted by Lipper remained an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund's contractual investment management fee in comparison with the contractual investment management fee that


                              248 | Annual Report

Franklin Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes an administrative charge as being part of the investment management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares for Funds having multiple share classes. The Lipper reports showed that the contractual investment management fee rates for each Fund were at or below the median of their respective Lipper expense groups. The Lipper reports further showed that the actual total expense rates for all Funds were below the medians of their respective Lipper expense groups. Based on the above, the Board was satisfied with the investment management fee and total expenses of each Fund in comparison to its Lipper expense group as shown in the Lipper reports.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual Funds during the 12-month period ended September 30, 2008, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager's parent. During such period, the assets of the Franklin Templeton U.S. fund business were significantly higher than currently existing, and to such extent the profitability analysis does not reflect current fund operations. While taking this into account in assessing the significance of the Fund profitability analysis, the Board recognized such analysis was made at a given point in time and that the decline in assets and effect on profitability would be reflected in the profitability analysis covering Franklin Resources' 2009 fiscal year period. In reviewing the analysis, attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that while being continuously refined and reflecting changes in the Manager's own cost accounting, such allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds' independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Funds' Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act


                              Annual Report | 249

Franklin Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005 when the offering of such shares was discontinued. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some Funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such Fund. The Board also noted that any economies of scale are shared with each of these Funds and their shareholders through management fee breakpoints existing in each of the Funds' investment management agreements, so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreement with Franklin Federal Limited-Term Tax-Free Income Fund provides an initial fee of 0.50% on the first $100 million of assets; 0.45% on the next $150 million of assets; 0.425% on the next $250 million of assets; and 0.40% on assets in excess of $500 million. The fee structure under the investment management agreement with each other Fund provides an initial fee of 0.625% on the first $100 million of assets; 0.5% on the next $150 million of assets; 0.45% on assets in excess of $250 million; with additional breakpoints beginning at 0.44% on assets in excess of $7.5 billion and continuing thereafter. In reviewing such structure, management stated its belief that this fee structure reaches a relatively low rate quickly as a Fund grows and that such low rate, in effect, reflects anticipated economies of scale as a Fund's assets increase. In support of such position, management pointed out the favorable effective management fee and total expense comparisons for each Fund within its Lipper expense group as previously discussed under "Comparative Expenses." The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement for each Fund provided a sharing of benefits with the Fund and its shareholders.


                              250 | Annual Report

Franklin Tax-Free Trust

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                              Annual Report | 251

                      This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT
(800) DIAL BEN/(800) 342-5236 OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON FUNDS

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin Capital Growth Fund(1)
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund(3)
Franklin Small Cap Growth Fund(4)
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin TempletoN Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(5)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(5)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage
Portfolio Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(6)

NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(7)

LIMITED-/INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(8)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(8)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(9)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) Effective 11/1/07, Franklin Aggressive Growth Fund changed its name to
     Franklin Growth Opportunities Fund. The fund's investment goal and strategy remained the same.

(4.) Effective 3/31/08, Franklin Small Cap Growth Fund II changed its name to
     Franklin Small Cap Growth Fund. The fund's investment goal and strategy remained the same.

(5.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(6.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(7.) The fund invests primarily in insured municipal securities.

(8.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(9.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

12/08                                              Not part of the annual report

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                                                     One Franklin Parkway
                                                     San Mateo, CA 94403-1906

SIGN UP FOR EDELIVERY
Log onto FRANKLINTEMPLETON.COM and click "My Profile"

ANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN TAX-FREE TRUST

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TF3 A2009 04/09







ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $702,517 for the fiscal year ended February 28, 2009 and $695,082 for the fiscal year ended February 29, 2008.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $4,000 for the fiscal year ended February 28, 2009 and $0 for the fiscal year ended February 29, 2008. The services for which these fees were paid included tax compliance and advice.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $18,159 for the fiscal year ended February 28, 2009 and $0 for the fiscal year ended February 29, 2008. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $265,918 for the fiscal year ended February 28, 2009 and $0 for the fiscal year ended February 29, 2008. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $288,077 for the fiscal year ended February 28, 2009 and $0 for the fiscal year ended February 29, 2008.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A


ITEM 6. SCHEDULE OF INVESTMENTS. N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TAX-FREE TRUST


By /s/Laura F. Fergerson
  -------------------
      Laura F. Fergerson
      Chief Executive Officer - Finance and Administration
Date  April 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/Laura F. Fergerson
  -------------------
      Laura F. Fergerson
      Chief Executive Officer - Finance and Administration
Date  April 27, 2009


By /s/Gaston Gardey
  -------------------
      Gaston Gardey
      Chief Financial Officer and Chief Accounting Officer
Date  April 27, 2009